UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford Domestic
Equity Funds
Annual Report
October 31, 2023

■ The Hartford Capital Appreciation Fund
■ Hartford Core Equity Fund
■ The Hartford Dividend and Growth Fund
■ The Hartford Equity Income Fund
■ The Hartford Growth Opportunities Fund
■ The Hartford Healthcare Fund
■ The Hartford MidCap Fund
■ The Hartford MidCap Value Fund
■ The Hartford Small Cap Growth Fund
■ Hartford Small Cap Value Fund
■ The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2022 through October 31, 2023.
Market Review
During the 12 months ended October 31, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 10.14%. While the results were positive for the period, it was nonetheless a turbulent ride for investors as brief surges of optimism were repeatedly challenged by episodes of extreme volatility and uncertainty over the direction of inflation, interest rates, economic growth, and Federal Reserve (Fed) policy—as well as a brief but troubling banking crisis and a late-period rise in U.S. Treasury yields.
At the start of the period, most major equity indices were rising in response to a succession of Consumer Price Index (CPI)2 reports showing that inflation, after peaking at 9.1% in June 2022, had tapered off to well below 6% by March 2023. The improved inflation outlook prompted the Federal Open Market Committee (FOMC) to reduce the size of its rate hikes from three-quarters of a percent to a half-percent increase in December 2022, followed by two consecutive quarter-percent hikes.
Nonetheless, most of Fed Chair Jerome Powell’s public statements provided a consistent message that interest rates would still need to stay “higher for longer” until inflation had been sufficiently vanquished—which for the Fed meant a target inflation rate of 2%. Investor sentiment remained volatile as equities soared in January 2023 but pulled back in February 2023.
A sudden March 2023 banking crisis involving the liquidation of Silicon Valley Bank and Signature Bank also shook market sentiment briefly. Sensing fragility in the financial sector, the Fed used its June 2023 meeting to pause its rate hikes for a month. Fortuitously, the CPI report issued during the same month showed annual inflation had dropped to 3%. At the period’s end, the rate had risen to 3.7%.
In May 2023, an unexpectedly positive forward-guidance report from chipmaker NVIDIA helped kick off a surprise stock rally, lifting the value of growth-oriented equities, particularly those linked to artificial-intelligence technology. The rally continued through July 2023 before finally cooling off amidst a sudden surge in U.S. Treasury yields. As of the end of the period, the yield on the bellwether 10-Year Treasury note had climbed to 4.88% amid signals from the Fed that resilience in the economy would likely force the Fed to delay interest rate cuts to 2024. Earlier predictions of imminent recession became more muted.
As 2024 approaches, the continuation of strong consumer demand and relatively low unemployment seems likely to create even greater uncertainty surrounding the Fed’s timetable for keeping interest rates elevated. With volatility likely to persist, even into the new year, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. Indices are unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Domestic Equity Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	4.79%	7.82%	7.91%
Class A2	-0.97%	6.61%	7.31%
Class C1	3.93%	6.98%	7.11%
Class C3	2.98%	6.98%	7.11%
Class I1	5.05%	8.11%	8.22%
Class R3[1]	4.40%	7.43%	7.55%
Class R4[1]	4.72%	7.77%	7.88%
Class R5[1]	5.05%	8.09%	8.21%
Class R6[1]	5.14%	8.20%	8.31%
Class Y1	5.03%	8.12%	8.27%
Class F1	5.13%	8.20%	8.29%
Russell 3000 Index	8.38%	10.23%	10.52%
S&P 500 Index	10.14%	11.01%	11.18%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.04%	1.04%
Class C	1.83%	1.83%
Class I	0.77%	0.77%
Class R3	1.41%	1.41%
Class R4	1.10%	1.10%
Class R5	0.79%	0.79%
Class R6	0.69%	0.69%
Class Y	0.80%	0.80%
Class F	0.69%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

2

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Capital Appreciation Fund returned 4.79%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 8.38% for the same period and the S&P 500 Index, which returned 10.14% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 5.60% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 3000 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and the Russell 2000 Index, respectively, both underperformed large-cap equities, as measured by the S&P 500 Index.
Five of the eleven sectors in the Russell 3000 Index posted positive returns during the period, while six sectors posted negative returns. Strong performers included the Communication Services (+32.00%), Information Technology (+28.10%), and Consumer Discretionary (+7.20%) sectors, while the Utilities (-8.59%), Real Estate (-7.96%), and Healthcare (-5.66%) sectors detracted most.
During the period, the Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Information Technology, Materials, and Healthcare sectors. Conversely, stronger selection within the Consumer Staples, Industrials, and Consumer Discretionary sectors contributed positively to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, also detracted during the period primarily due to the Fund’s underweight exposures to the Information Technology and Communication Services sectors and an overweight exposure to the Healthcare sector. Underweight exposures to the Utilities and Energy sectors relative to the Russell 3000 Index contributed positively to performance.
The Fund’s underweight exposures, relative to the Russell 3000 Index, to Microsoft (Information Technology) and NVIDIA (Information Technology), and an overweight exposure to FMC (Materials) were the top relative detractors from Fund performance during the period. Microsoft is an American multinational technology company. Shares of Microsoft ended the period higher based on what we consider to be strong financial performance, which was boosted by their cloud and AI technologies. High expectations from their newly announced Copilot also helped to push the stock up. The Fund maintained an underweight position to the stock as of the end of the period. NVIDIA is an American multinational technology company. Shares of NVIDIA sharply rose over the period as the company reported quarterly earnings that exceeded consensus estimates, in large part due to the rapid adoption of AI technology.  We increased the Fund’s holdings in the stock during the period, but the Fund remains underweight relative to the benchmark as of the end of the period. FMC is an American chemical manufacturing company. Shares of FMC fell over the period due to a significant year-over-year decline in revenue and earnings. The company also cut its forward guidance for 2023, citing substantially lower sales volume in the Latin America region. The Fund maintained an overweight to the stock as of the end of the period.

3

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

FMC (Materials), Pfizer (Healthcare), and Southwest Airlines (Industrials) were among the largest detractors from performance on an absolute basis over the period.
Top contributors to performance relative to the Russell 3000 Index included the Fund’s purchase and sale of shares of Tesla (Consumer Discretionary) during the period, an overweight exposure to Tradeweb Markets (Financials), as well as the Fund’s decision to not hold Bank of America (Financials). Tesla engages in the design, development, manufacture, and sale of fully electric vehicles (EVs), energy generation and storage systems. Shares of Tesla rose over the period after reporting strong financial results in 2022. The company's Model Y was the number one selling vehicle globally in the first quarter becoming the first EV to claim that title. Tradeweb Markets is an international Financial Services company. Shares of Tradeweb Markets rose over the period after the company reported second quarter earnings that beat consensus estimates, driven by lower expenses. Revenue from the company’s rate-based trading products also contributed positively to results. The team increased the Fund’s overweight position in the stock. Bank of America is an American multinational investment bank and Financial Services holding company. Shares of Bank of America fell over the period amid heightened fears of the fallout from the financial distress at Silicon Valley Bank, Silvergate Capital, and Signature Bank. The Fund continues to not hold the stock.
Microsoft (Information Technology), NVIDIA (Information Technology), and Alphabet (Communication Services) were among the largest contributors to performance on an absolute basis over the period.
From a style perspective, the Fund’s slight overweight exposure to lower beta names contributed positively to performance, while the Fund’s slight underweight exposure to higher-momentum names detracted from performance.
During the period, the Fund, at times, used equity index futures to equitize cash and to efficiently manage risks. During the period, the use of equity index futures contributed positively to performance relative to the Russell 3000 Index.
What is the outlook as of the end of the period?
As of the end of the period, markets remain volatile and investors are avidly watching the development of macroeconomic themes and the risks they pose. We believe there will be ongoing volatility as investors react to the potential for persistently higher interest rates, sticky inflation, a slowdown in China, and the outsized impact of a select few stocks on index returns.  As ever, managing risk is at the forefront of our investment process.
We seek to create for the Fund a portfolio of differentiated investment styles and philosophies, and in doing so we are mindful of the evolving risks and opportunities for each sleeve manager’s style.  Looking forward, we believe structurally higher interest rates may create more volatility in business models that have previously been stable. We are cognizant of areas of the value universe that have a heightened risk of insolvency.  Finally, within the growth universe, we are wary of longer duration growth stocks – especially those with long make-back periods due to heightened speculation – that are more sensitive to valuation risk.
At the end of the period, the Fund’s largest overweights were to the Industrials and Financials sectors, while the Fund’s largest underweights were to the Information Technology and Energy sectors, relative to the Russell 3000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.4%
Consumer Discretionary	10.2
Consumer Staples	6.3
Energy	3.1
Financials	15.1
Health Care	14.3
Industrials	13.0
Information Technology	20.8
Materials	3.0
Real Estate	3.2
Utilities	0.9
Total	97.3%
Short-Term Investments	0.6
Other Assets & Liabilities	2.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
4

Hartford Core Equity Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 04/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	6.77%	9.83%	10.80%
Class A2	0.90%	8.59%	10.18%
Class C1	5.99%	9.01%	9.99%
Class C3	4.99%	9.01%	9.99%
Class I1	7.04%	10.11%	11.05%
Class R3[1]	6.37%	9.43%	10.44%
Class R4[1]	6.77%	9.82%	10.81%
Class R5[1]	7.04%	10.10%	11.11%
Class R6[1]	7.14%	10.21%	11.20%
Class Y1	7.05%	10.13%	11.15%
Class F1	7.13%	10.21%	11.12%
S&P 500 Index	10.14%	11.01%	11.18%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.70%	0.70%
Class C	1.45%	1.45%
Class I	0.46%	0.46%
Class R3	1.08%	1.08%
Class R4	0.76%	0.76%
Class R5	0.46%	0.46%
Class R6	0.36%	0.36%
Class Y	0.45%	0.45%
Class F	0.36%	0.36%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

5

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Mammen Chally, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
* Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP's parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Chally’s portfolio management responsibilities will transition to Douglas W. McLane, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Core Equity Fund returned 6.77%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 10.14% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 9.53% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Six out of eleven sectors in the S&P 500 Index fell during the period, with the Utilities (-8%) and Real Estate (-7%) sectors performing the worst. The Communication Services (+36%) and Information Technology (+31%) sectors were the best performers during the period.
Overall, the Fund’s underperformance versus the S&P 500 Index during the period was driven by weak security selection, primarily within the Information Technology, Industrials, and Communication Services sectors. This was partially offset by stronger stock selection within the Healthcare, Consumer Discretionary, and Financials sectors, which contributed positively to performance. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s overweight to the Healthcare sector and underweight to the Communication Services sector. This was partially offset by the Fund’s underweight positions to the Energy and Real Estate sectors, which contributed positively to performance.
The top detractors from the Fund’s relative performance over the period were underweights in NVIDIA (Information Technology) and Meta Platforms (Communication Services) and an overweight in Sysco (Consumer Staples).  Shares of NVIDIA rose over the period after the chipmaker gave a third-quarter revenue forecast above expectations, indicating that demand for chips used in artificial intelligence computing remains robust. The company also reported second-quarter revenue above estimates, driven by better-than-expected results in its Data Center and Gaming segments. The share price of Meta Platforms, a U.S.-based social networking operator, rose after management released solid second quarter 2023 results and positive near-term guidance. The company reported that

6

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

quarterly revenue rose 11% year-over-year, buoyed by a rebound in online advertising after a post-pandemic slump. Shares of Sysco fell over the period. The company’s fiscal year end, July 1, 2023, reported results which showed record results which entails record cash flow for the year, an improved target net debt ratio, and improved productivity which resulted in strong bottom-line margin expansion.  Top absolute detractors from the Fund’s performance for the period included Bank of America (Financials), Pfizer (Healthcare), and Estee Lauder (Consumer Staples).
The top contributors to relative performance over the period were overweight positions in Eli Lilly (Healthcare) and KLA (Information Technology) and not owning Johnson & Johnson (Healthcare).  Shares of Eli Lilly rose after the company reported strong second quarter 2023 results, with total revenue rising 28% to $8.3 billion from the same quarter last year. Management of Eli Lilly also raised its annual forecasts as demand for new diabetes drug Mounjaro surged ahead of a decision on its use as a weight-loss treatment. Shares of KLA rose over the period. The company reported fiscal fourth-quarter results which beat expectations with net income of $684.7 million, or $4.97 a share. The company attributed strong performance to the combination of the broad strength of their portfolio, focused operational execution and high-performing teams coming together to deliver against their financial objectives in what remains a challenging demand environment. Shares of Johnson & Johnson fell during the period. Shares were pressured by the announcement of slowing production of COVID-19 vaccines due to weakening demand as well as mixed fourth quarter earnings results that showed declining sales that were driven by waning COVID-19 vaccines and foreign exchange (FX) challenges. Additionally, costs related to the company’s spin-off of its consumer-health business as well as ongoing talc litigations remain an overhang. Top absolute contributors to the Fund’s performance for the period included Microsoft (Information Technology), Alphabet (Communication Services), and Amazon (Consumer Discretionary).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, U.S. labor markets continue to demonstrate underlying strength, with unemployment levels still below 4% and year over year increases in hourly wages continuing to show growth in the 4% range. We believe that the upward surprise in the Job Openings and Labor Turnover (JOLTS) report in August has further fueled the sense of heightened labor bargaining power, evidenced in increasing union activism and resultant strikes such as those seen at the UAW and elsewhere. Observable strength in the economy caused the Fed at its most recent meeting to raise its projections for growth in 2023 and 2024 from prior levels, while also seeming, in our view, to justify its current stance to maintain interest rates at higher levels.
The resumption of student debt servicing began October 1st and we believe this serves as an additional stressor to a U.S. consumer that has balanced solid wage growth with dwindling excess savings, record-low housing affordability, and the cumulative impact being felt in myriad ways in their daily lives from the higher rate environment.
We believe fourth quarter spending trends in the all-important holiday season will bear watching as this may provide a key indicator into consumer confidence and spending intentions heading into 2024.
The U.S. Congress avoided a government shutdown through the passing of a 45-day funding bill, but the risk of a shutdown in mid-November looms. In our view, the ousting of former Speaker Kevin McCarthy has created uncertainty, not only in Republican leadership, but also in the fixed income market, with Treasury yields now exceeding those witnessed in the ’08-‘09 financial crisis. We believe heightened concern around elevated deficits might not yet lead to constructive discussion, compromise, and resolution within Congress, but the increased risk is being met with an increased wariness in the bond market.
Outside of the U.S., we believe that the persistent war in Europe, a new conflict in the Middle East, and the continuing weakness in the Chinese economy remain top-of-mind concerns for the markets.
At the end of the period, the Fund’s largest overweights were to the Healthcare, Utilities, and Communication Services sectors, while the Fund’s largest underweights were to the Materials, Industrials, and Information Technology sectors, relative to the S&P 500 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.9%
Consumer Discretionary	10.5
Consumer Staples	6.7
Energy	4.0
Financials	12.4
Health Care	16.9
Industrials	7.4
Information Technology	27.0
Materials	1.1
Real Estate	1.5
Utilities	2.9
Total	99.3%
Short-Term Investments	0.2
Other Assets & Liabilities	0.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

The Hartford Dividend and Growth Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	2.43%	9.33%	9.46%
Class A2	-3.21%	8.10%	8.84%
Class C1	1.67%	8.49%	8.63%
Class C3	0.71%	8.49%	8.63%
Class I1	2.66%	9.61%	9.72%
Class R3[1]	2.05%	8.93%	9.08%
Class R4[1]	2.33%	9.26%	9.41%
Class R5[1]	2.68%	9.60%	9.74%
Class R6[1]	2.78%	9.71%	9.84%
Class Y1	2.68%	9.65%	9.81%
Class F1	2.79%	9.71%	9.79%
S&P 500 Index	10.14%	11.01%	11.18%
Russell 1000 Value Index	0.13%	6.60%	7.60%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.96%	0.96%
Class C	1.74%	1.74%
Class I	0.72%	0.72%
Class R3	1.34%	1.34%
Class R4	1.04%	1.04%
Class R5	0.73%	0.73%
Class R6	0.63%	0.63%
Class Y	0.74%	0.72%
Class F	0.63%	0.63%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

8

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Senior  Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Brian J. Schmeer, CFA
Vice President and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Dividend and Growth Fund returned 2.43%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s primary benchmark, the S&P 500 Index, which returned 10.14% for the same period, and outperforming the Fund’s secondary benchmark, the Russell 1000 Value Index, which returned 0.13% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 0.83% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period, as large-cap equities as measured by the S&P 500 Index outperformed both mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.
Six out of eleven sectors in the S&P 500 Index fell during the period, with the Utilities (-8%), Real Estate (-7%), and Healthcare (-5%) sectors performing the worst. The Communication Services (+36%), Information Technology (+31%), and Consumer Discretionary (+8%) sectors were the best performers during the period.
Security selection was the main driver of the Fund’s underperformance relative to the S&P 500 Index over the period. Selection was weakest within the Information Technology, Healthcare, and Financials sectors. This was partially offset by stronger selection within the Energy and Industrials sectors, which contributed positively to relative performance over the same period. Sector allocation, a result of the bottom-up stock selection process, also detracted from the Fund’s performance relative to the S&P 500 Index. An underweight allocation to the Information Technology sector and an overweight allocation to the Financials sector detracted the most from returns relative to the S&P 500 Index during the period.
The Fund’s top detractors from performance relative to the S&P 500 Index during the period included not owning NVIDIA (Information Technology) and Meta Platforms (Communication Services), and an overweight position to FMC (Materials). Shares of NVIDIA rose during the period as the company became the first chipmaker to achieve $1 trillion market valuation due to strong data center demand on the growing needs of chips for generative artificial intelligence and language learning models. Shares of Meta Platforms, a U.S.-based social networking operator, rose following strong quarter results during the period. The company saw an 11% increase in revenue year-over-year driven by a rebound in online advertising after a post-pandemic slump and boosted its stock buyback authorization by $40 billion. Shares of FMC fell after the company reported quarterly results below consensus estimates due to declines in volume and challenges from foreign currencies during the period.

9

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

The Fund’s top contributors to performance relative to the S&P 500 Index during the period included not owning Tesla (Consumer Discretionary) and out-of-benchmark positions in Ryanair Holdings (Industrials) and TotalEnergies (Energy). Shares of Tesla fell during the period as the company struggled with underutilization of new factories and higher costs for raw materials, commodities, and logistics. The company’s most recent earnings results missed consensus estimates, noting that it will likely take twelve to eighteen months before Cybertruck is a positive cash flow contributor. Shares of Ryanair, Europe's biggest discount airline, rose during the period. The company raised its full-year profit forecast following stronger-than-expected demand during the Christmas travel period. The company later reported its largest after-tax profit for the third quarter fiscal year 2023 as well as revenue growth of 40% year-over-year, driven by an increase in passenger volumes. Shares of TotalEnergies rose after reporting solid earnings results driven by high commodity prices during the period. The company also announced they will invest $300 million in a new joint venture with Adani Green for a renewable Energy project as part of its plan to get to net zero by 2050.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
The divergence between growth and value subsided in the third quarter of 2023. Sectors declined broadly and mega cap technology-related names pulled back following an AI-driven acceleration in the first half of the period. From a macro perspective, we think inconsistent macroeconomic indicators will drive uncertainty around Fed policy in the near term but, in our view, expect interest rates to remain higher for longer. We believe that persistent labor market tightness and wage growth seem inconsistent with the “soft landing” scenario anticipated earlier this year against the backdrop of volatile Energy prices, which we expect to be inflationary over the long term.
We remain positioned for persistent inflation and decelerating growth by focusing on companies with balance sheet strength, sustainable and growing cash flows, and high-quality management teams. We continue to believe that opportunistically investing in out of favor growth and cyclical names with positive risk/reward skews may provide upside potential while maintaining an overweight to more defensive segments (e.g., insurance, Healthcare services, consumer defensive) may insulate the portfolio from valuation-driven corrections.
At the end of the period, the Fund had its largest overweights in the Energy and Financials sectors, and the largest underweights in the Information Technology and Consumer Discretionary sectors, relative to the S&P 500 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.5%
Consumer Discretionary	3.1
Consumer Staples	6.6
Energy	9.1
Financials	16.0
Health Care	15.5
Industrials	7.6
Information Technology	19.4
Materials	3.8
Real Estate	2.8
Utilities	5.5
Total	98.9%
Short-Term Investments	0.2
Other Assets & Liabilities	0.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
10

The Hartford Equity Income Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 08/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-1.39%	8.37%	8.30%
Class A2	-6.82%	7.15%	7.68%
Class C1	-2.13%	7.54%	7.49%
Class C3	-3.01%	7.54%	7.49%
Class I1	-1.22%	8.61%	8.56%
Class R3[1]	-1.77%	7.97%	7.90%
Class R4[1]	-1.52%	8.28%	8.23%
Class R5[1]	-1.21%	8.60%	8.55%
Class R6[1]	-1.10%	8.72%	8.66%
Class Y1	-1.14%	8.65%	8.62%
Class F1	-1.08%	8.72%	8.63%
Russell 1000 Value Index	0.13%	6.60%	7.60%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.97%	0.97%
Class C	1.74%	1.74%
Class I	0.74%	0.74%
Class R3	1.35%	1.35%
Class R4	1.06%	1.06%
Class R5	0.75%	0.75%
Class R6	0.64%	0.64%
Class Y	0.73%	0.73%
Class F	0.64%	0.64%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

11

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Matthew C. Hand, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Equity Income Fund returned -1.39%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 0.13% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 0.83% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 1000 Value Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.  U.S. equity markets rallied in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Seven of the eleven sectors in the Russell 1000 Value Index declined during the period, with the Healthcare (-10%), Real Estate (-8%), and Utilities (-8%) sectors lagging the most. Conversely, the Communication Services (+30%), Information Technology (+8%), and Industrials (+7%) sectors were the top performers.
The Fund’s underperformance relative to the Russell 1000 Value Index during the period was driven by sector allocation, a result of our bottom-up stock selection process. The Fund’s underweight position in the Communication Services sector and overweight positions in the Healthcare and the Utilities sectors detracted from relative results. This was partially offset by the Fund’s overweight position in the Information Technology sector. Security selection contributed positively to relative performance. Strong selection in the Materials, Consumer Discretionary, and Healthcare sectors was partially offset by weaker selection in the Consumer Staples, Industrials, and Financials sectors.
Top detractors from relative performance during the period included not holding Meta Platforms (Communication Services), a position in Pfizer (Healthcare), and not holding Berkshire Hathaway (Financials). Not owning Meta Platforms detracted from relative performance as shares rose after the company reported better-than-forecast revenue for the fourth quarter 2022 and boosted its stock buyback authorization by $40 billion. Management of Meta Platforms also said that it anticipated lowered total expenses in 2023 driven in part by staff reduction. The company later reported upbeat quarterly results and raised guidance driven by an improving digital advertising environment.  Shares of pharmaceutical and biotechnology company, Pfizer, declined during the period as the company faced questions on the sustainability of its revenue from its COVID portfolio as the pandemic eased. As of the end of the period, the Fund continued to own Pfizer.  Not owning Berkshire Hathaway detracted from relative performance as shares rose on solid quarterly results.
Top contributors to relative returns included the Fund's out-of-benchmark positions in Broadcom (Information Technology), Ares Management (Financials), and Rio Tinto (Materials). Shares of Broadcom climbed higher in May alongside the semiconductor sector after NVIDIA announced second-quarter revenue guidance more than 50% above estimates. Broadcom also reported better-than-expected earnings for the fiscal second quarter, which management attributed to demand for next generation technologies from hyperscale. Shares of Ares Management, the alternative investment manager, rose during the period on the back of fundraising momentum and new client commitments. Shares of Metals and Mining company, Rio Tinto, rose during the period as China's COVID policies relaxed and mounting worries about supply helped fuel a sharp rally in Metals and Mining stocks. As of the end of the period, the Fund continued to own all three positions as discussed above.
Derivatives were not used in the Fund during the period and did not have an impact on performance during the period.

12

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

What is the outlook as of the end of the period?
Looking ahead, we believe the Fund’s investment universe is rich with new opportunities. We continue to focus on seeking to find high quality businesses with strong balance sheets and sustainable dividends. We continue to evaluate downside stress test scenarios in the Fund.
At the end of the period, the Utilities, Healthcare, and Consumer Staples sectors represented the Fund’s largest overweights relative to the Russell 1000 Value Index, while the Communication Services, Industrials, and Financials sectors were the Fund’s largest underweights.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	4.6%
Consumer Staples	10.6
Energy	9.9
Financials	19.1
Health Care	17.7
Industrials	10.4
Information Technology	8.2
Materials	5.9
Real Estate	5.1
Utilities	8.0
Total	99.5%
Short-Term Investments	0.0 *
Other Assets & Liabilities	0.5
Total	100.0%

*	Percentage rounds to zero.

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
13

The Hartford Growth Opportunities Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 03/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	16.92%	9.51%	11.28%
Class A2	10.49%	8.28%	10.65%
Class C1	16.02%	8.69%	10.46%
Class C3	15.02%	8.69%	10.46%
Class I1	17.20%	9.79%	11.56%
Class R3[1]	16.51%	9.13%	10.91%
Class R4[1]	16.88%	9.46%	11.24%
Class R5[1]	17.21%	9.78%	11.57%
Class R6[1]	17.32%	9.90%	11.68%
Class Y1	17.24%	9.82%	11.64%
Class F1	17.33%	9.90%	11.63%
Russell 3000 Growth Index	17.32%	13.49%	13.27%
Russell 1000 Growth Index	18.95%	14.22%	13.82%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.08%	1.08%
Class C	1.85%	1.85%
Class I	0.83%	0.83%
Class R3	1.45%	1.45%
Class R4	1.14%	1.14%
Class R5	0.84%	0.84%
Class R6	0.74%	0.74%
Class Y	0.83%	0.83%
Class F	0.73%	0.73%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

14

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mario E. Abularach, CFA, CMT
Senior Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Growth Opportunities Fund returned 16.92%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s primary benchmark, the Russell 3000 Growth Index, which returned 17.32% for the same period, and underperforming the Fund’s secondary benchmark, the Russell 1000 Growth Index, which returned 18.95% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 8.16% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 3000 Growth Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Six out of eleven sectors in the Russell 3000 Growth Index rose during the period, with Communication Services (+34%), Information Technology (+32%), and Consumer Discretionary (+11%) performing the best while Utilities (-16%), Real Estate (-6%), and Energy (-3%) performed the worst during the period.
Sector allocation, a result of our bottom-up stock selection process, was the primary driver of underperformance relative to the Russell 3000 Growth Index during the period, due to an underweight to the Information Technology sector and an overweight to the Healthcare sector. This was partially offset by an overweight to the Communication Services and an underweight to the Consumer Staples sectors.
Security selection contributed positively to performance relative to the Russell 3000 Growth Index during the period. Strong selection in the Consumer Discretionary, Communication Services, and Information Technology sectors was partially offset by weak selection within the Healthcare, Materials, and Real Estate sectors.
Top detractors from performance relative to the Russell 3000 Growth Index during the period included Microsoft (Information Technology), ZoomInfo Technologies (Communication Services), and Align Technology (Healthcare).  Shares of Microsoft rose during the period following third quarter results where revenue and earnings per share beat consensus estimates. The intelligent cloud and the productivity and business processes segments each grew revenue by double digits year-over-year. Also, the company's alliance with OpenAI has led to the announcement of new product releases including Copilot, an AI assistant designed to help navigate Bing and the Office product suite. Shares of ZoomInfo Technologies fell after the sales and marketing software company issued weaker-than-expected second quarter results and cut its guidance for full-year 2023. The company’s revenue failed to meet consensus estimates while full year guidance on revenue was cut indicating challenges in the fourth quarter. Shares of Align Technology fell over a volatile year. Shares of Align Technology rose in June as the company provided an encouraging business update at the Goldman Sachs Global Healthcare Conference. Shares of the company then fell in October as third quarter results were significantly worse than expected. Demand was weak and orthodontic patient appointments and case starts decreased significantly in September 2023 and continued through October 2023. Management of Align Technology expects revenue to be down sequentially in the fourth quarter due to weak trends and a challenging macro environment. Align Technology is also executing a headcount

15

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

reduction. ZoomInfo Technologies (Communication Services) and Align Technology (Healthcare) were among the top absolute detractors during the period.
Top contributors to performance relative to the Russell 3000 Growth Index during the period included Meta Platforms (Communication Services), NVIDIA (Information Technology), and the Fund’s underweight position in Tesla (Consumer Discretionary). The share price of Meta Platforms, a U.S.-based social networking operator, rose after management released solid second quarter results and positive near-term guidance. The company reported quarterly revenue rose 11% year-over-year, buoyed by a rebound in online advertising after a post-pandemic slump. Shares of NVIDIA surged over the period after the chipmaker provided second-quarter revenue and gross margin outlook sharply above estimates, driven by strong data center demand on the growing need of chips for generative artificial intelligence and language learning models. At the end of May 2023, the company became the first chipmaker to achieve a $1 trillion market valuation. Shares of Tesla fell over the period after the company reported lower-than-expected third quarter production and delivery numbers. Tesla reported 343,000 total deliveries and 365,000 vehicles produced during the quarter. The company also announced a 20% output cut of the Model Y at the company’s Shanghai plant along with growing pains from executive turnover, logistical challenges and rising commodity prices. NVIDIA (Information Technology) and Meta Platforms (Communication Services) were among the top absolute contributors during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to seek to take advantage of the current market volatility by investing in well-managed companies where we believe future earnings growth is underappreciated by the market, while being cognizant of the downside risks. With interest rates likely stabilizing from here, in our view, we are hopeful this provides a more supportive backdrop for growth stocks and for fundamentals to drive returns.
At the end of the period, the Fund’s largest overweights were to the Communication Services and Healthcare sectors relative to the Russell 3000 Growth Index and the Fund was most underweight to the Information Technology and the Consumer Discretionary sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	17.8%
Consumer Discretionary	12.5
Consumer Staples	1.9
Energy	1.0
Financials	5.9
Health Care	17.7
Industrials	7.2
Information Technology	31.4
Materials	1.0
Real Estate	1.5
Total	97.9%
Short-Term Investments	1.3
Other Assets & Liabilities	0.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
16

The Hartford Healthcare Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-5.11%	6.69%	9.25%
Class A2	-10.33%	5.49%	8.63%
Class C1	-5.84%	5.87%	8.43%
Class C3	-6.77%	5.87%	8.43%
Class I1	-4.86%	6.98%	9.54%
Class R3[1]	-5.45%	6.32%	8.89%
Class R4[1]	-5.14%	6.65%	9.22%
Class R5[1]	-4.88%	6.96%	9.54%
Class R6[1]	-4.77%	7.08%	9.66%
Class Y1	-4.88%	6.99%	9.61%
Class F1	-4.77%	7.08%	9.61%
S&P Composite 1500 Health Care Index	-5.24%	8.48%	10.84%
S&P 500 Index	10.14%	11.01%	11.18%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	2.03%	2.03%
Class I	1.00%	1.00%
Class R3	1.61%	1.61%
Class R4	1.30%	1.30%
Class R5	1.01%	1.01%
Class R6	0.90%	0.90%
Class Y	1.00%	1.00%
Class F	0.89%	0.89%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

17

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Rebecca D. Sykes, CFA
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Wen Shi, PhD, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
David M. Khtikian, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
Fayyaz Mujtaba
Managing Director and Global Industry Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Healthcare Fund returned -5.11%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the S&P Composite 1500 Health Care Index, which returned -5.24% for the same period, while underperforming the S&P 500 Index, the Fund’s other benchmark, which returned 10.14% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -4.24% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Healthcare equities (-5.24%) underperformed both the broader United States (U.S.) equity market (+10.14%) and the global equity market (+11.06%) during the period, as measured by the S&P Composite 1500 Health Care Index, S&P 500 Index, and MSCI ACWI Index (Net), respectively.   Within the S&P Composite 1500 Health Care Index, all five sub-sectors posted negative absolute returns during the period. Small-cap Biopharma (-31.13%), mid-cap Biopharma (-16.54%), Medical Technology (-8.56%), Healthcare Services (-6.22%) and large-cap Biopharma (-1.32%) declined during the period.
Security selection was the primary contributor to the Fund’s performance relative to the S&P Composite 1500 Health Care Index during the period. Sector allocation detracted from relative returns. Security selection was strongest in the large-cap Biopharma and small-cap Biopharma sub-sectors. Selection in the Medical Technology and Healthcare Services sub-sectors detracted from relative returns. Within sector allocation, which is a by-product of the bottom-up stock selection process, an overweight allocation to mid-cap Biopharma detracted most from relative performance during the period, while an underweight to Medical Technology contributed positively to relative returns.
Not holding Johnson & Johnson (large-cap Biopharma) or CVS Health (Healthcare Services), and the Fund’s position in Exact Sciences (Medical Technology) were the top contributors to performance relative to the S&P Composite 1500 Health Care Index over the period. Not owning Johnson & Johnson, a constituent of the S&P Composite 1500 Health Care Index, contributed positively to relative performance, as shares traded lower. Slowing growth in pharma and major immunology drug patent expires in 2023/2024 have weighed on the stock. Additionally, the company’s bankruptcy strategy to ringfence talc liabilities during the period has remained an overhang due to some legal risk as well as the potential for longstanding reputational damage. Not owning benchmark constituent CVS also contributed positively to relative performance, as negative sentiment around CVS’ acquisition price for Oak Street Health and Signify Health weighed on the stock as well as investor concerns of potential decelerating earnings per share growth in 2024. Shares of Exact Sciences rose after its competitor in cancer screening, Guardant Health, announced results from a study using its blood test to screen for colorectal cancer that showed a sensitivity rate of 83% lagging Exact Sciences' stool-sample screening test, Cologuard, which has a sensitivity rate of 92%. The company also announced positive preliminary fourth quarter results citing a year-over-year increase in revenues excluding COVID-19 testing driven by strength in its cancer screening diagnostics including the company’s colorectal cancer screening test, Cologuard. Eli Lilly, Stryker, and Boston Scientific were the top absolute contributors to the Fund’s performance.
Illumina (Medical Technology), AdaptHealth (Healthcare Services), and Insulet (Medical Technology) detracted from results relative to the S&P Composite 1500 Health Care Index over the period. Shares of Illumina declined as ongoing regulatory overhang and mixed quarterly results over the period have weighed on the stock. Most recently the company lowered 2023 guidance and expects second half of 2023 revenue growth to be impacted by a slow recovery in China, cautious purchasing behavior, and a decline in consumables as clients transition to the NovaSeq X system. Illumina is undergoing a management transition including a new CEO and the U.S. Securities and Exchange Commission investigation of the GRAIL acquisition is also still ongoing. Shares of AdaptHealth fell after the company

18

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

reported fourth quarter results showing weaker than expected earnings and revenues. Management of AdaptHealth cited larger impacts from revenue mix and cost pressures than previously expected and ultimately lowered its revenue outlook for 2023. We eliminated the position in the Fund during the period. Shares of Insulet, a supplier of insulin delivery systems for diabetes patients, declined sharply towards the end of the period, primarily in response to concerns that the uptake of weight loss drugs could lead to lower incidence rates of diabetes and softer demand for the company’s insulin pumps. Top absolute detractors from the Fund’s performance during the period included Pfizer, Illumina, and Danaher.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
We believe groundbreaking innovation, supportive valuations and business models positioned to show resilience through the cycle may benefit long-term investors in the sector.
Biopharma remains a rich environment for innovation in our view. We anticipate continued developments in disease areas, such as Alzheimer’s disease, metabolic diseases, and cancer and in companies discovering drugs using new modalities, such as RNA and gene therapies. We expect the fundamental backdrop and resilient earnings of large-cap Biopharma to be a tailwind in a potential recessionary environment. We believe that small to mid-cap Biopharma companies remain well positioned as sources of innovation and potential solutions to pipeline gaps for larger companies. We continue to watch next steps in Inflation Reduction Act policy implementation after the initial drug price negotiations list was issued at the end of the period. We believe valuations remain attractive relative to history and recent clinical readouts continue to support robust growth assumptions for major indications.
We believe medical technology innovation has never been stronger due to advancements in technology development, engineering capabilities and integrated informatics. Leading companies gained scale over the last decade and are positioned to drive better organic growth in our view. These include categories in the earlier stages of clinical penetration and geographic expansion such as diabetes, transcatheter aortic valve replacement and mitral valve therapies, genetic sequencing and downstream diagnostics, and robotic surgery. While post-COVID normalization has been choppy, we expect company fundamentals and pipelines may soon reengage as the primary driver of stock performance. We are focused on companies with strong organic growth and superior business models to navigate this macro environment.
We believe health care services companies remain well-positioned to help solve the societal challenge of rising Healthcare costs, and some will benefit from the ongoing transition from a fee-for-service to a fee-for-value care system. We believe managed care remains attractive on valuation, and these companies’ earnings may hold up well in periods of economic volatility. Broadly, we favor companies focused on improving patient outcomes while reigning in costs.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, changes in funding or subsidies, patent and intellectual property considerations, intense competitive pressures, rapid technological changes, long and costly process for obtaining product approval by government agencies, potential product obsolescence, rising cost of medical products and services, and liquidity risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets.
Composition by Subsector(1)
as of 10/31/2023
Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	16.5%
Commercial Services & Supplies	0.4
Health Care Equipment & Supplies	14.6
Health Care Providers & Services	25.9
Life Sciences Tools & Services	11.4
Pharmaceuticals	30.6
Total	99.4%
Short-Term Investments	0.3
Other Assets & Liabilities	0.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.
19

The Hartford MidCap Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-3.04%	3.86%	7.11%
Class A2	-8.37%	2.70%	6.51%
Class C1	-3.82%	3.07%	6.31%
Class C3	-4.63%	3.07%	6.31%
Class I1	-2.79%	4.12%	7.37%
Class R3[1]	-3.41%	3.49%	6.75%
Class R4[1]	-3.07%	3.82%	7.08%
Class R5[1]	-2.81%	4.13%	7.40%
Class R6[1]	-2.69%	4.24%	7.51%
Class Y1	-2.80%	4.19%	7.48%
Class F1	-2.69%	4.24%	7.45%
S&P MidCap 400 Index	-1.06%	7.03%	7.95%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.10%	1.10%
Class C	1.86%	1.86%
Class I	0.87%	0.87%
Class R3	1.46%	1.46%
Class R4	1.16%	1.16%
Class R5	0.86%	0.86%
Class R6	0.74%	0.74%
Class Y	0.84%	0.84%
Class F	0.74%	0.74%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

20

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Fund returned -3.04%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned -1.06% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -0.08% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period. Large-cap equities, as measured by the S&P 500 Index, outperformed mid-cap equities, as measured by the S&P MidCap 400 Index.  During the period, small-cap equities, as measured by the Russell 2000 Index, underperformed mid-cap equities, as measured by the S&P MidCap 400 Index.
Within the S&P MidCap 400 Index, six out of the eleven sectors posted positive returns during the period. The Industrials (+11%), Information Technology (+8%), and Consumer Discretionary (+3%) sectors performed the best, while the Communication Services (-23%), Utilities (-18%) and Financials (-13%) sectors underperformed the broader index.
The Fund underperformed the S& P MidCap 400 Index during the twelve-month period primarily due to negative security selection. Selection was particularly weak within the Financials, Consumer Discretionary, and Materials sectors. This was partially offset by strong selection in the Information Technology, Communication Services and Energy sectors, which contributed positively to performance during the period. Sector allocation, a result of our bottom-up stock selection process, contributed positively to the Fund’s performance relative to the S&P MidCap 400 Index during the period. This was primarily due to an underweight allocation to the Financials and Real Estate sectors and an overweight to the Information Technology sector. This was partially offset by overweights to the Health Care and Energy sectors, which contributed negatively to performance during the period.
Top detractors from the Fund’s relative performance for the period included Chewy (Consumer Discretionary), First Republic Bank (Financials), and Nuvei (Financials).
Shares of Chewy fell over the period despite the online pet products retailer reporting results for fiscal second quarter 2023 that beat consensus estimates. Management of Chewy provided cautious commentary regarding customers trading down to lower-priced pet food amid high inflation. Management of Chewy also reported a decrease in active customers of 0.6% year-over-year. Shares of First Republic bank declined over the period on limited news. The bank was acquired by JP Morgan in May 2023. Shares of payment technology company Nuvei decreased over the period after the company cut revenue guidance for the full year. The company is also being sued after allegedly refusing to pay out shareholders of Atlanta-based payment processing company Paya after acquiring Paya through a tender offer this year.

21

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Top contributors to relative performance during the period included MongoDB (Information Technology), Axon Enterprise (Industrials), and Exact Sciences (Healthcare). Shares of MongoDB declined over the period despite reporting forecast adjusted earnings per share for the third quarter that beat the average analyst estimate. The broader tech market has caused tech stocks to slide over the period. Shares of Axon Enterprise rose over the period after boosting its revenue guidance for the full year which beat the average analyst estimate. Axon Enterprise reported second quarter earnings per share and sales above estimates which was driven by taser and body camera demand. The company also promoted COO Joshua Isner to President. Shares of Exact Sciences declined over the period as analysts are exercising caution over the health diagnostics company’s lofty valuation following strong second quarter earnings results and guidance raise.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to focus new portfolio additions on businesses where we feel there is a long runway for stable growth across the market cycle.
With the market embracing the view of higher rates for longer, we believe the next twelve to 24 months will be less style or factor driven and may be a better environment for individual stock picking. We believe the higher rate environment will be challenging for businesses to grow. While growth will be harder to come by with higher costs of capital in our view, the pace of technological change should continue to move forward and accelerate in our view. In that context, we remain focused on seeking to find businesses that can benefit from this change.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.6%
Consumer Discretionary	11.7
Consumer Staples	1.7
Energy	5.8
Financials	11.5
Health Care	22.9
Industrials	21.1
Information Technology	19.4
Materials	2.6
Real Estate	0.8
Utilities	0.9
Total	100.0%
Short-Term Investments	0.1
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
22

The Hartford MidCap Value Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	0.04%	6.97%	6.30%
Class A2	-5.46%	5.77%	5.70%
Class C1	-0.75%	6.16%	5.50%
Class C3	-1.62%	6.16%	5.50%
Class I1	0.35%	7.33%	6.62%
Class R3[1]	-0.33%	6.65%	5.98%
Class R4[1]	0.03%	6.98%	6.31%
Class R5[1]	0.33%	7.30%	6.63%
Class R6[1]	0.44%	7.43%	6.71%
Class Y1	0.35%	7.34%	6.69%
Class F1	0.43%	7.43%	6.70%
Russell Midcap Value Index	-3.56%	5.69%	6.89%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 06/22/2022 and performance for Class R6 shares prior to 06/22/2022 reflects the performance of Class F shares from 02/28/2017 through 06/21/2022 and Class I shares prior to 02/28/2017. Class F shares commenced operations on 02/28/2017 and performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.17%	1.17%
Class C	1.95%	1.95%
Class I	0.86%	0.86%
Class R3	1.49%	1.49%
Class R4	1.19%	1.19%
Class R5	0.89%	0.89%
Class R6	0.77%	0.77%
Class Y	0.88%	0.88%
Class F	0.77%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

23

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Manager
Gregory J. Garabedian
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Value Fund returned 0.04% before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned -3.56% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -1.06% average return of the Lipper MidCap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period, as large-cap equities as measured by the S&P 500 Index outperformed both mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Returns within the mid-cap space varied by style, as the Russell Midcap Growth Index outperformed the Russell Midcap Value Index.
Nine out of eleven sectors in the Russell Midcap Value Index declined during the period, with the Consumer Staples (-12%), Healthcare (-10%), and Communication Services (-10%) sectors lagging most. Conversely, the Industrials (+9%) and Energy (+3%) sectors were the top performers and delivered positive returns during the period.
Security selection was the primary driver of the Fund’s outperformance versus the Russell Midcap Value Index over the period.  Sector allocation decisions also contributed positively, albeit more modestly. Selection within the Consumer Discretionary, Real Estate, and Industrials sectors were the top drivers of performance. This was partially offset by weaker security selection in the Materials, Energy, and Healthcare sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to the Fund’s relative performance. Overweight exposure to the Industrials, Energy, and Financials sectors contributed positively to relative returns but this was partially offset by detraction from an underweight allocation to the Materials sector.
Top security contributors to the Fund’s performance relative to the Russell Midcap Value Index over the period included overweight positions to Builders FirstSource (Industrials), Welltower (Real Estate), and U.S. Foods Holdings (Consumer Staples). Shares of Builders FirstSource ended the period higher after the company reported first-quarter net sales and margins above expectations, driven by better-than-expected results in their manufactured products and windows, doors, and millwork segments. Shares of Welltower rose after the company reported earnings results that saw revenue beat estimates throughout the period. Management of Welltower raised fiscal year 2023 guidance and highlighted expanding relationships with top operators in the second quarter. Shares of U.S. Foods Holdings ended the period higher following strong earnings results during the period. During the period, management of U.S. Foods Holdings continued to see an increase in volume across all customer types and doubled growth in independent restaurants, fiscal year guidance was raised as a result.
Top detractors from the Fund’s relative performance during the period included overweight positions to FMC (Materials) and Lumentum Holdings (Information Technology), as well as an out-of-benchmark position in Ingevity (Materials). Shares of FMC fell after the company reported quarterly results below consensus estimates due to declines in volume and challenges from foreign currencies during the period. Shares of Lumentum holdings fell during the period despite better-than-expected quarter results as the company continued to see a decline in revenue and adjusted earnings due to weakness in the Optical Communications segment. Shares of Ingevity declined during the period as the company came up short of expectations regarding quarterly reports due to the continued destocking in certain product lines and pressure on margins from rising crude tall oil costs.

24

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Derivatives were not used in the Fund during the period and did not have an impact on performance.
What is the outlook as of the end of the period?
Given the widening range of economic outcomes, we continue to emphasize quality across the portfolio, stress test models and balance sheets, and actively identify new opportunities created by the market turmoil. Over the period, we increased exposure to the Financials and Consumer Discretionary sectors while reducing the Fund’s weights to the Industrials and Healthcare sectors. We continue to seek opportunities that we believe offer a compelling combination of valuation, quality, and capital return.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.5%
Consumer Discretionary	10.4
Consumer Staples	5.4
Energy	7.1
Financials	20.5
Health Care	9.1
Industrials	15.3
Information Technology	8.7
Materials	6.3
Real Estate	7.6
Utilities	5.2
Total	99.1%
Short-Term Investments	0.1
Other Assets & Liabilities	0.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
25

The Hartford Small Cap Growth Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 01/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-5.56%	2.58%	5.39%
Class A2	-10.75%	1.42%	4.80%
Class C1	-6.31%	1.85%	4.66%
Class C3	-7.24%	1.85%	4.66%
Class I1	-5.20%	2.96%	5.74%
Class R3[1]	-5.81%	2.31%	5.12%
Class R4[1]	-5.52%	2.62%	5.44%
Class R5[1]	-5.19%	2.94%	5.77%
Class R6[1]	-5.11%	3.04%	5.86%
Class Y1	-5.19%	2.99%	5.84%
Class F1	-5.14%	3.04%	5.81%
Russell 2000 Growth Index	-7.63%	2.68%	5.67%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.25%	1.25%
Class C	1.98%	1.98%
Class I	0.89%	0.89%
Class R3	1.52%	1.52%
Class R4	1.22%	1.22%
Class R5	0.92%	0.92%
Class R6	0.81%	0.81%
Class Y	0.91%	0.87%
Class F	0.80%	0.80%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

26

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Mammen Chally, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
* Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP's parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Chally’s portfolio management responsibilities will transition to David A. Siegle, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Cap Growth Fund returned -5.56%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -7.63% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -6.21% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Eight out of eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Healthcare (-18%), Utilities (-18%), and Materials (-13%) sectors lagged the broader index while the Consumer Staples (+10%) sector increased.
Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Strong selection within the Information Technology, Consumer Discretionary, and Real Estate sectors contributed positively to relative performance. This was partially offset by weaker selection in the Healthcare, Communication Services, and Industrials sectors, which detracted from relative performance. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance. This was driven by the Fund’s overweight allocation to the Industrials sector, a lack of exposure to the Utilities sector, and an underweight to the Healthcare sector. An underweight allocation to the Materials sector and an overweight to the Information Technology sector detracted from performance during the period.
The top contributors to relative performance during the period were overweight positions in ImmunoGen (Healthcare), Axcelis Technologies (Information Technology), and Celsius Holdings (Consumer Staples). ImmunoGen shares rose during the period as the company reported strong topline results from a Phase 3 study of antibody-drug conjugate Elahere compared to chemotherapy for the treatment of a specific type of ovarian cancer. Elahere showed a 33% reduction in the risk of death and a 35% reduction in the risk of tumor progression or death in comparison to the chemotherapy trial arm. Shares of Axcelis Technologies rose as the semiconductor service and equipment company increased its revenue guidance at the beginning of the period for its fourth quarter 2022 earnings, driven by

27

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

higher system shipments and aftermarket revenues. Later in the period, Axcelis reported better-than-expected earnings for the fourth quarter and fiscal year 2022 earnings, exceeding analyst expectations for both revenue and earnings per share. Shares of Celsius Holdings, finished the period higher after the beverage company posted first-quarter earnings, which reported that its sales nearly doubled, beating consensus estimates. Management of Celsius Holdings attributed this to the drink’s expanded availability and increased consumer awareness. Top absolute contributors for the period included Celsius Holdings (Consumer Staples), Super Micro Computer (Information Technology), and Axcelis Technologies (Information Technology).
The top detractors from relative performance included an underweight position in R1 RCM (Healthcare) and overweight positions in Inspire Medical Systems (Healthcare) and Chart Industries (Industrials). Shares of R1 RCM fell during the period after the company reported third quarter earnings missed expectations. Lower incentive fees, payor challenges and lower operating fees due to weak volumes drove the underperformance. Management of R1 RCM also lowered 2022 revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) guidance ranges. The company announced an abrupt CEO transition effective January 1, 2023. Shares of Inspire Medical Solutions rose during the period. The company had 84% revenue growth in the first quarter driven by utilization acceleration and raised 2023 revenue guidance. Inspire opened 68 new therapy centers in the U.S. and we believe that a large opportunity set in the market remains. The U.S. FDA also approved the therapy for patients over 13 with Down Syndrome and raised the label’s Apnea Hyopena Index and Body Mass Index limits. The share price of Chart Industries, an Energy equipment company, fell after announcing a $4.4B deal to acquire Howden, a gas equipment company. Chart industries introduced a new preferred share class to help finance the deal. Top absolute detractors for the period included Chart Industries (Industrials), R1 RCM (Healthcare), and Livent (Materials).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, U.S. labor markets continue to demonstrate underlying strength, with unemployment levels still below 4% and year over year increases in hourly wages continuing to show growth in the 4% range. An upward surprise in the Job Openings and Labor Turnover (JOLTS) report in August 2023 has further fueled the sense of heightened labor bargaining power, evidenced in increasing union activism and resultant strikes such as those seen at the United Auto Workers and elsewhere. Observable strength in the economy caused the Fed at its most recent meeting to raise its projections for growth in 2023 and 2024 from prior levels, while also seeming to justify its current stance to maintain interest rates at higher levels.
The resumption of student debt servicing began October 1, 2023 and we believe this serves as an additional stressor to a U.S. consumer that has balanced solid wage growth with dwindling excess savings, record-low housing affordability, and the cumulative impact being felt in myriad ways in their daily lives from the higher rate environment. We believe fourth quarter spending trends in the all-important holiday season will bear watching as this may provide a key indicator into consumer confidence and spending intentions heading into 2024.
The U.S. Congress avoided a government shutdown through the passing of a 45-day funding bill, but the risk of a shutdown in mid-November 2023 looms. The ousting of former Speaker Kevin McCarthy has created uncertainty, not only in Republican leadership, but also in the fixed income market, with Treasury yields as of the end of the period exceeding those witnessed in the ’08-‘09 financial crisis. We believe heightened concern around elevated deficits might not yet lead to constructive discussion, compromise and resolution within Congress, but the increased risk is being met with an increased wariness in the bond market.
Outside of the U.S., the persistent war in Europe, a new conflict in the Middle East, and the continuing weakness in the Chinese economy remain top-of-mind concerns for the markets.
At the end of the period, the Fund’s largest overweights were to the Industrials, Information Technology, and Consumer Discretionary sectors, while the Fund’s largest underweights were to the Consumer Staples, Utilities, and Healthcare sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.9%
Consumer Discretionary	11.7
Consumer Staples	2.6
Energy	5.8
Financials	7.5
Health Care	20.3
Industrials	21.4
Information Technology	22.1
Materials	3.8
Real Estate	1.7
Total	98.8%
Short-Term Investments	1.6
Other Assets & Liabilities	(0.4)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
28

Hartford Small Cap Value Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 01/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-4.16%	4.65%	5.34%
Class A2	-9.43%	3.48%	4.75%
Class C1	-4.94%	3.87%	4.56%
Class C3	-5.80%	3.87%	4.56%
Class I1	-3.94%	4.99%	5.63%
Class R3[1]	-4.35%	4.51%	5.15%
Class R4[1]	-4.08%	4.75%	5.43%
Class R5[1]	-3.80%	5.08%	5.75%
Class R6[1]	-3.63%	5.18%	5.84%
Class Y1	-3.77%	5.11%	5.80%
Class F1	-3.66%	5.17%	5.73%
Russell 2000 Value Index	-9.93%	3.26%	5.20%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance prior to 11/01/2018 reflects when the Fund pursued different strategies.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

29

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.29%	1.29%
Class C	2.10%	2.05%
Class I	0.98%	0.98%
Class R3	1.57%	1.50%
Class R4	1.26%	1.20%
Class R5	0.97%	0.90%
Class R6	0.85%	0.80%
Class Y	0.96%	0.85%
Class F	0.85%	0.80%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Manager
Sean Kammann
Senior  Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Small Cap Value Fund returned -4.16%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Russell 2000 Value Index, which returned -9.93% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -4.00% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.  U.S. equity markets rallied in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
During the period, returns varied by market capitalization. Large-cap equities, as measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Small-cap equities underperformed mid-cap equities for the period, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Seven of the eleven sectors in the Russell 2000 Value Index declined during the period, with the Healthcare (-30%), Financials (-20%), and Communication Services (-19%) sectors lagging the most. Conversely, the Energy (+13%), Industrials (+5%), and Consumer Discretionary (+3%) sectors were the top performers.
Security selection contributed positively while sector allocation slightly detracted from the Fund performance relative to the Russell 2000 Value Index over the period. Strong selection in the Financials, Information Technology, and Industrials sectors contributed positively to relative results. This was partially offset by weaker selection in the Materials and Real Estate sectors. Sector allocation, a result of the bottom-up stock selection process, detracted from relative

30

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

performance during the period, due to the Fund’s underweight position in the Energy sector and overweight positions in the Financials and Consumer Staples sectors.
The largest contributors to relative performance over the period were positions in Greenhill (Financials), PROG Holdings (Financials), and InterDigital (Information Technology). Shares of U.S.-based investment bank Greenhill rose during the period after Mizuho Financial Group announced it will acquire Greenhill for $550 million. We eliminated the position in Greenhill by the end of the period. Shares of fintech company PROG Holdings rose as the company delivered quarterly results above consensus expectations throughout the period. The company's CEO has credited their active management of lease portfolios and customers' ability to adapt to a higher inflationary environment to be the primary catalysts to strong earnings in 2023. Shares of InterDigital, a wireless and video technology research and development company, rose during the period. The company reached license arbitration agreement with Samsung and won a cellular patent litigation against Lenovo in January 2023, driving exceptional first quarter 2023 financial results and providing a strong recurring revenue base.
The largest detractors from relative performance during the period were positions in PRA Group (Financials), First Interstate BancSystem (Financials), and Pacific Premier Bancorp (Financials). Shares of business services company PRA Group fell during the period after first-quarter 2023 results missed consensus estimates. Total cash collections declined 14.5% year-over-year, due primarily to a 30.2% decrease in U.S. call center and other collections, which was driven by lower levels of portfolio purchases. Shares of regional bank company First Interstate BancSystem fell as the company continuously failed to meet quarterly earnings expectations and lowered revenue guidance twice over the period.  The collapse of Silicon Valley Bank in the first quarter of 2023 further adversely affected the market's confidence in First Interstate BancSystem's ability to weather the downturn. Pacific Premier Bancorp was also negatively affected by the regional bank failures.
Derivatives were not used in the Fund during the period and did not have impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe indications continue to point to a more economically challenging period ahead, but as with all before it, this will again prove temporary in our view. We believe these economic adjustments present investment opportunities for the Fund.
At the end of the period, the Fund was most overweight to the Consumer Discretionary, Financials, and Information Technology sectors, and most underweight to the Real Estate, Energy, and Materials sectors, relative to the Russell 2000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.4%
Consumer Discretionary	19.3
Consumer Staples	3.3
Energy	5.2
Financials	32.0
Health Care	8.5
Industrials	14.7
Information Technology	7.5
Materials	2.5
Real Estate	3.0
Utilities	1.9
Total	99.3%
Short-Term Investments	0.2
Other Assets & Liabilities	0.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
31

The Hartford Small Company Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	-8.59%	4.80%	5.99%
Class A2	-13.62%	3.62%	5.39%
Class C1	-9.40%	3.96%	5.18%
Class C3	-10.30%	3.96%	5.18%
Class I1	-8.36%	5.12%	6.27%
Class R3[1]	-8.94%	4.50%	5.73%
Class R4[1]	-8.60%	4.83%	6.06%
Class R5[1]	-8.38%	5.13%	6.37%
Class R6[1]	-8.24%	5.23%	6.46%
Class Y1	-8.40%	5.13%	6.41%
Class F1	-8.26%	5.24%	6.37%
Russell 2000 Growth Index	-7.63%	2.68%	5.67%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.27%	1.27%
Class C	2.10%	2.10%
Class I	0.99%	0.99%
Class R3	1.59%	1.59%
Class R4	1.29%	1.29%
Class R5	0.99%	0.99%
Class R6	0.87%	0.87%
Class Y	0.95%	0.95%
Class F	0.87%	0.87%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

32

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Manager
Ranjit Ramachandran, CFA
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Company Fund returned -8.59%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -7.63% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -6.21% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November before risk sentiment waned in December amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by rising Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
Returns varied by market capitalization during the period. Large cap equities, as measured by the Russell 1000 Index, outperformed small-cap equities, as measured by the Russell 2000 Index, and mid-cap equities, as measured by the Russell Midcap Index.
Narrowing the focus to small caps, growth led value by more than +200 basis points (bps) over the trailing year, as measured by the Russell 2000 Value and Growth Indices.
Eight of the eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Consumer Staples (+10%) sector moved higher in the period, while Healthcare (-18%), Utilities (-18%), and Materials (-13%) sectors lagged the broader index.
During the period, the Fund underperformed relative to the Russell 2000 Growth Index. Selection in the Information Technology, Materials, and Financials sectors detracted from relative performance, partially offset by stronger selection in the Consumer Staples, Consumer Discretionary, and Real Estate sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s underweight allocation to the Information Technology sector. This was partially offset by the Fund’s lack of exposure to the Utilities sector, which contributed positively.
The top detractors from relative performance during the period included Calix (Information Technology), R1 RCM (Healthcare), and not holding Super Micro Computer (Information Technology). Calix is a telecommunications company that offers cloud -based software systems and services to support the delivery of broadband services. The share price declined early in the period as supply chain challenges weighed on the company’s near-term operational efficiency. The Fund maintained an overweight position to end the period. R1 RCM, a provider of technology-driven solutions that enhance the patient experience and financial performance of Healthcare providers, saw its share price drop early in the period after reporting third-quarter earnings that fell short of expectations. The underperformance was driven by lower incentive fees, payor challenges, and reduced operating fees due to weak volumes. Given concerns about R1 RCM’s capacity to onboard new customers onto their revenue cycle management platform, we sold the position in the Fund during the period and reallocated assets to other opportunities with a more attractive risk-reward profile in our view.  Shares of Super Micro Computer, which was not held, ended the period higher after the U.S.-based information technology solutions provider reported better-than-expected fiscal third-quarter results. Shares were further supported by market's optimistic outlook on artificial intelligence. Top absolute detractors from the Fund’s performance for the period included Calix (Information Technology) and R1 RCM (Healthcare).
By contrast, some of the top contributors to relative performance included elf Beauty (Consumer Staples), Manhattan Associates (Information Technology), and Celsius Holdings (Consumer Staples). elf Beauty’s share price rose after surpassing consensus estimates on

33

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

both the top and bottom-line metrics for four consecutive periods. Sales growth was driven by strong performance in the Cosmetics and Skincare segments across retail and e-commerce channels, while gross margin growth was supported by price increases and an improved product mix. The company also significantly raised its 2023 sales guidance and announced the acquisition of Naturium Skincare, a skincare company with a sizable presence at notable department stores. The share price of Manhattan Associates, a provider of warehouse management and supply chain software, rose in the period. The company posted solid results driven by strong retention rates and customer migration to the cloud. We trimmed the Fund’s position on strength during the period. Celsius Holdings concluded the period on a positive note, posting robust revenue growth for consecutive periods and exceeding consensus estimates in their May and August 2023 releases. The management team attributed this success to increased consumer awareness and broader availability of the drink.  The Fund maintained overweight positions in all three holdings to end the period. Top absolute contributors to the Fund’s performance for the period included elf Beauty (Consumer Staples) and Celsius Holdings (Consumer Staples).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Following a strong up market in the first half of 2023, U.S. equities fell during the third quarter amidst a broad market sell off, reflecting broadening concerns over the impact of high rates on the cost of capital for companies and the consumer, as well as the impact of the Fed’s “higher for longer” interest rate stance. Market moves continue to be driven by investors weighing the impact of persistent inflation, recession, and the Fed’s reaction function. We believe inconsistent macroeconomic indicators will drive market volatility and uncertainty around Fed policy in the near term but expect inflation to remain structurally higher for longer. In this environment, we are seeking balance by holding a mixture of emerging and re-emerging growth companies.
In this macro and factor driven environment, we are seeking balance by holding a mixture of high-quality capital compounders while looking for opportunities in emerging growth names with disruptive business models.  We are keeping a close eye on competitive dynamics and evidence of impact from economic slowdown.
At the end of the period, the Fund’s largest overweights were to the Industrials, Consumer Discretionary, and Communication Services sectors, while the Fund’s largest underweights were to the Information Technology, Financials, and Utilities sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.9%
Consumer Discretionary	13.2
Consumer Staples	4.6
Energy	5.8
Financials	4.4
Health Care	21.4
Industrials	23.3
Information Technology	16.2
Materials	3.0
Real Estate	3.1
Total	98.9%
Short-Term Investments	0.8
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

Hartford Domestic Equity Funds
Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on their market capitalization.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

35

Hartford Domestic Equity Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2023 through October 31, 2023. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford Capital Appreciation Fund
Class A	$ 1,000.00	$ 976.30	$ 5.23	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class C	$ 1,000.00	$ 972.60	$ 9.10	$ 1,000.00	$ 1,015.98	$ 9.30	1.83%
Class I	$ 1,000.00	$ 977.60	$ 3.89	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class R3	$ 1,000.00	$ 974.30	$ 7.07	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class R4	$ 1,000.00	$ 975.90	$ 5.43	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class R5	$ 1,000.00	$ 977.70	$ 3.94	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class R6	$ 1,000.00	$ 978.10	$ 3.49	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class Y	$ 1,000.00	$ 977.40	$ 4.04	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class F	$ 1,000.00	$ 977.90	$ 3.49	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Hartford Core Equity Fund
Class A	$ 1,000.00	$ 1,004.80	$ 3.54	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class C	$ 1,000.00	$ 1,001.10	$ 7.32	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class I	$ 1,000.00	$ 1,006.00	$ 2.28	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Class R3	$ 1,000.00	$ 1,002.90	$ 5.45	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
Class R4	$ 1,000.00	$ 1,004.90	$ 3.54	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class R5	$ 1,000.00	$ 1,006.20	$ 2.33	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class R6	$ 1,000.00	$ 1,006.40	$ 1.82	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class Y	$ 1,000.00	$ 1,006.20	$ 2.17	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
Class F	$ 1,000.00	$ 1,006.50	$ 1.82	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
36

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford Dividend and Growth Fund
Class A	$ 1,000.00	$ 980.30	$ 4.79	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class C	$ 1,000.00	$ 976.90	$ 8.62	$ 1,000.00	$ 1,016.48	$ 8.79	1.73%
Class I	$ 1,000.00	$ 981.70	$ 3.65	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R3	$ 1,000.00	$ 978.70	$ 6.68	$ 1,000.00	$ 1,018.45	$ 6.82	1.34%
Class R4	$ 1,000.00	$ 980.00	$ 5.19	$ 1,000.00	$ 1,019.96	$ 5.30	1.04%
Class R5	$ 1,000.00	$ 981.80	$ 3.55	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class R6	$ 1,000.00	$ 982.50	$ 3.15	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class Y	$ 1,000.00	$ 981.90	$ 3.60	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class F	$ 1,000.00	$ 982.50	$ 3.15	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
The Hartford Equity Income Fund
Class A	$ 1,000.00	$ 960.50	$ 4.84	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class C	$ 1,000.00	$ 956.80	$ 8.58	$ 1,000.00	$ 1,016.43	$ 8.84	1.74%
Class I	$ 1,000.00	$ 960.80	$ 3.71	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class R3	$ 1,000.00	$ 958.60	$ 6.71	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class R4	$ 1,000.00	$ 959.70	$ 5.29	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class R5	$ 1,000.00	$ 961.00	$ 3.71	$ 1,000.00	$ 1,021.37	$ 3.82	0.75%
Class R6	$ 1,000.00	$ 961.70	$ 3.21	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class Y	$ 1,000.00	$ 961.30	$ 3.61	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class F	$ 1,000.00	$ 961.80	$ 3.21	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
The Hartford Growth Opportunities Fund
Class A	$ 1,000.00	$ 1,040.30	$ 5.55	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
Class C	$ 1,000.00	$ 1,036.00	$ 9.49	$ 1,000.00	$ 1,015.83	$ 9.40	1.85%
Class I	$ 1,000.00	$ 1,041.60	$ 4.22	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class R3	$ 1,000.00	$ 1,038.60	$ 7.35	$ 1,000.00	$ 1,018.00	$ 7.27	1.43%
Class R4	$ 1,000.00	$ 1,040.10	$ 5.81	$ 1,000.00	$ 1,019.51	$ 5.75	1.13%
Class R5	$ 1,000.00	$ 1,041.40	$ 4.43	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class R6	$ 1,000.00	$ 1,042.20	$ 3.81	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 1,041.70	$ 4.17	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class F	$ 1,000.00	$ 1,042.00	$ 3.81	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
The Hartford Healthcare Fund
Class A	$ 1,000.00	$ 920.10	$ 6.15	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class C	$ 1,000.00	$ 916.60	$ 9.80	$ 1,000.00	$ 1,014.92	$ 10.31	2.03%
Class I	$ 1,000.00	$ 921.40	$ 4.84	$ 1,000.00	$ 1,020.11	$ 5.09	1.00%
Class R3	$ 1,000.00	$ 918.40	$ 7.83	$ 1,000.00	$ 1,017.04	$ 8.24	1.62%
Class R4	$ 1,000.00	$ 920.10	$ 6.15	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R5	$ 1,000.00	$ 921.20	$ 4.99	$ 1,000.00	$ 1,020.01	$ 5.24	1.03%
Class R6	$ 1,000.00	$ 921.80	$ 4.41	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Class Y	$ 1,000.00	$ 921.30	$ 4.94	$ 1,000.00	$ 1,020.06	$ 5.19	1.02%
Class F	$ 1,000.00	$ 921.70	$ 4.41	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
The Hartford MidCap Fund
Class A	$ 1,000.00	$ 917.10	$ 5.37	$ 1,000.00	$ 1,019.61	$ 5.65	1.11%
Class C	$ 1,000.00	$ 913.30	$ 9.02	$ 1,000.00	$ 1,015.78	$ 9.50	1.87%
Class I	$ 1,000.00	$ 918.30	$ 3.96	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class R3	$ 1,000.00	$ 915.30	$ 7.10	$ 1,000.00	$ 1,017.80	$ 7.48	1.47%
Class R4	$ 1,000.00	$ 917.00	$ 5.46	$ 1,000.00	$ 1,019.51	$ 5.75	1.13%
Class R5	$ 1,000.00	$ 918.20	$ 3.96	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class R6	$ 1,000.00	$ 918.80	$ 3.63	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class Y	$ 1,000.00	$ 918.20	$ 4.06	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class F	$ 1,000.00	$ 918.50	$ 3.63	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
37

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford MidCap Value Fund
Class A	$ 1,000.00	$ 952.30	$ 5.71	$ 1,000.00	$ 1,019.36	$ 5.90	1.16%
Class C	$ 1,000.00	$ 948.80	$ 9.53	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 953.60	$ 4.33	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R3	$ 1,000.00	$ 950.40	$ 7.37	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class R4	$ 1,000.00	$ 952.50	$ 5.90	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class R5	$ 1,000.00	$ 953.90	$ 4.38	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R6	$ 1,000.00	$ 954.20	$ 3.79	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class Y	$ 1,000.00	$ 953.50	$ 4.33	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class F	$ 1,000.00	$ 954.20	$ 3.79	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
The Hartford Small Cap Growth Fund
Class A	$ 1,000.00	$ 946.70	$ 6.43	$ 1,000.00	$ 1,018.60	$ 6.67	1.31%
Class C	$ 1,000.00	$ 943.00	$ 10.24	$ 1,000.00	$ 1,014.62	$ 10.61	2.09%
Class I	$ 1,000.00	$ 948.70	$ 4.57	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R3	$ 1,000.00	$ 945.60	$ 7.65	$ 1,000.00	$ 1,017.34	$ 7.93	1.56%
Class R4	$ 1,000.00	$ 947.00	$ 6.24	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R5	$ 1,000.00	$ 948.70	$ 4.42	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class R6	$ 1,000.00	$ 949.10	$ 4.23	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class Y	$ 1,000.00	$ 948.80	$ 4.52	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class F	$ 1,000.00	$ 948.90	$ 4.17	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Hartford Small Cap Value Fund
Class A	$ 1,000.00	$ 975.50	$ 6.47	$ 1,000.00	$ 1,018.65	$ 6.61	1.30%
Class C	$ 1,000.00	$ 972.00	$ 10.19	$ 1,000.00	$ 1,014.87	$ 10.41	2.05%
Class I	$ 1,000.00	$ 976.60	$ 4.98	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R3	$ 1,000.00	$ 974.80	$ 7.46	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class R4	$ 1,000.00	$ 976.10	$ 5.98	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class R5	$ 1,000.00	$ 977.90	$ 4.49	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class R6	$ 1,000.00	$ 977.90	$ 3.99	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class Y	$ 1,000.00	$ 976.90	$ 4.23	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class F	$ 1,000.00	$ 977.50	$ 3.99	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
The Hartford Small Company Fund
Class A	$ 1,000.00	$ 938.20	$ 6.40	$ 1,000.00	$ 1,018.60	$ 6.67	1.31%
Class C	$ 1,000.00	$ 934.90	$ 10.43	$ 1,000.00	$ 1,014.42	$ 10.87	2.14%
Class I	$ 1,000.00	$ 939.80	$ 4.84	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class R3	$ 1,000.00	$ 936.50	$ 7.91	$ 1,000.00	$ 1,017.04	$ 8.24	1.62%
Class R4	$ 1,000.00	$ 938.20	$ 6.40	$ 1,000.00	$ 1,018.60	$ 6.67	1.31%
Class R5	$ 1,000.00	$ 939.40	$ 4.94	$ 1,000.00	$ 1,020.06	$ 5.14	1.01%
Class R6	$ 1,000.00	$ 940.10	$ 4.40	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class Y	$ 1,000.00	$ 939.40	$ 5.13	$ 1,000.00	$ 1,019.86	$ 5.35	1.05%
Class F	$ 1,000.00	$ 940.00	$ 4.35	$ 1,000.00	$ 1,020.67	$ 4.53	0.89%
38

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Automobiles & Components - 0.8%
655,366	Gentex Corp.	$ 18,795,897
599,800	Goodyear Tire & Rubber Co.*	7,137,620
321,561	Rivian Automotive, Inc. Class A*	5,215,719
92,367	Visteon Corp.*	10,634,213
		41,783,449
	Banks - 2.5%
722,857	Bank of Nova Scotia	29,254,023
262,807	JP Morgan Chase & Co.	36,545,942
176,863	M&T Bank Corp.	19,941,303
2,538,940	New York Community Bancorp, Inc.	24,069,151
291,123	SouthState Corp.	19,243,230
		129,053,649
	Capital Goods - 8.3%
318,684	AerCap Holdings NV*	19,796,650
94,661	Airbus SE	12,691,782
173,876	AMETEK, Inc.	24,476,524
116,155	Axon Enterprise, Inc.*	23,752,536
125,875	Builders FirstSource, Inc.*	13,659,955
267,477	Fortune Brands Innovations, Inc.	14,925,217
130,612	HEICO Corp.	20,690,247
806,800	HF Global, Inc.*(1)(2)	19,685,920
305,295	Honeywell International, Inc.	55,948,362
105,073	IDEX Corp.	20,112,023
127,582	John Bean Technologies Corp.	13,271,080
52,315	Lockheed Martin Corp.	23,784,492
171,765	Middleby Corp.*	19,387,115
149,982	Northrop Grumman Corp.	70,706,014
99,914	Snap-on, Inc.	25,771,817
548,263	Westinghouse Air Brake Technologies Corp.	58,126,843
		436,786,577
	Commercial & Professional Services - 1.8%
16,438	Ceridian HCM Holding, Inc.*	1,052,196
558,023	Copart, Inc.*	24,285,161
282,865	Genpact Ltd.	9,487,292
192,388	Leidos Holdings, Inc.	19,069,499
52,450	Paycom Software, Inc.	12,848,676
129,724	Verisk Analytics, Inc.	29,494,049
		96,236,873
	Consumer Discretionary Distribution & Retail - 5.1%
723,341	Amazon.com, Inc.*	96,269,454
10,089	AutoZone, Inc.*	24,991,765
236,504	Chewy, Inc. Class A*	4,571,622
87,675	Floor & Decor Holdings, Inc. Class A*	7,224,420
1,006,858	LKQ Corp.	44,221,203
99,779	Ross Stores, Inc.	11,571,371
772,718	TJX Cos., Inc.	68,053,274
316,327	Tory Burch LLC*(1)(2)	10,457,760
		267,360,869
	Consumer Durables & Apparel - 2.3%
44,442	Deckers Outdoor Corp.*	26,534,541
589,434	NIKE, Inc. Class B	60,576,132
1,665	NVR, Inc.*	9,012,012
678,363	Steven Madden Ltd.	22,243,523
		118,366,208
	Consumer Services - 2.0%
37,714	Airbnb, Inc. Class A*	4,461,189
1,304,579	Denny's Corp.*	11,245,471
345,591	DraftKings, Inc. Class A*	9,545,224
250,606	Las Vegas Sands Corp.	11,893,761
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Consumer Services - 2.0% - (continued)
181,114	McDonald's Corp.	$ 47,482,657
274,880	Wyndham Hotels & Resorts, Inc.	19,901,312
		104,529,614
	Consumer Staples Distribution & Retail - 0.4%
600,522	U.S. Foods Holding Corp.*	23,384,327
	Energy - 3.1%
55,861	Cheniere Energy, Inc.	9,296,388
317,363	Chevron Corp.	46,249,310
181,600	Diamondback Energy, Inc.	29,114,112
734,678	Marathon Oil Corp.	20,064,056
104,928	Targa Resources Corp.	8,773,030
710,389	TotalEnergies SE ADR	47,311,907
		160,808,803
	Equity Real Estate Investment Trusts (REITs) - 2.8%
427,400	American Tower Corp. REIT	76,158,406
1,063,618	Brixmor Property Group, Inc. REIT	22,112,618
380,535	Gaming & Leisure Properties, Inc. REIT	17,272,484
934,094	VICI Properties, Inc. REIT	26,061,223
51,461	Welltower, Inc. REIT	4,302,654
		145,907,385
	Financial Services - 7.1%
516,952	American Express Co.	75,490,501
530,787	Bank of New York Mellon Corp.	22,558,447
35,255	BlackRock, Inc.	21,585,931
373,003	Block, Inc.*	15,013,371
82,008	Moody's Corp.	25,258,464
344,740	Morgan Stanley	24,414,487
207,779	T Rowe Price Group, Inc.	18,803,999
467,209	Tradeweb Markets, Inc. Class A	42,053,482
369,046	Visa, Inc. Class A	86,762,715
290,228	Voya Financial, Inc.	19,378,524
1,227,200	Western Union Co.	13,855,088
55,726	WEX, Inc.*	9,277,264
		374,452,273
	Food, Beverage & Tobacco - 3.6%
376,295	Coca-Cola Co.	21,256,905
293,695	General Mills, Inc.	19,160,662
401,540	Kraft Heinz Co.	12,632,448
242,914	Monster Beverage Corp.*	12,412,905
319,185	PepsiCo, Inc.	52,116,527
574,915	Philip Morris International, Inc.	51,259,421
475,973	Tyson Foods, Inc. Class A	22,061,349
		190,900,217
	Health Care Equipment & Services - 8.0%
77,452	Align Technology, Inc.*	14,296,865
199,716	Dexcom, Inc.*	17,740,772
33,310	Elevance Health, Inc.	14,992,498
69,611	Insulet Corp.*	9,228,330
450,159	Integra LifeSciences Holdings Corp.*	16,187,718
101,391	Intuitive Surgical, Inc.*	26,586,748
917,443	Medtronic PLC	64,734,778
41,888	Molina Healthcare, Inc.*	13,946,610
46,750	Shockwave Medical, Inc.*	9,642,655
177,460	Stryker Corp.	47,953,241
293,038	UnitedHealth Group, Inc.	156,939,431
141,323	Veeva Systems, Inc. Class A*	27,234,355
		419,484,001
	Household & Personal Products - 2.3%
739,369	Colgate-Palmolive Co.	55,541,399

The accompanying notes are an integral part of these financial statements.
39

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Household & Personal Products - 2.3% - (continued)
112,806	elf Beauty, Inc.*	$ 10,449,220
351,793	Procter & Gamble Co.	52,779,504
		118,770,123
	Insurance - 5.2%
4,441,367	Aegon Ltd.	21,451,802
401,575	Brown & Brown, Inc.	27,877,336
396,264	Chubb Ltd.	85,046,180
39,061	Everest Group Ltd.	15,453,313
139,741	Hanover Insurance Group, Inc.	16,379,043
555,692	Kemper Corp.	22,160,997
299,917	Marsh & McLennan Cos., Inc.	56,879,259
448,918	Principal Financial Group, Inc.	30,382,770
		275,630,700
	Materials - 3.0%
365,669	Celanese Corp. Class A	41,872,757
691,463	FMC Corp.	36,785,831
267,828	Ingevity Corp.*	10,788,112
147,642	Linde PLC	56,422,867
58,575	Vulcan Materials Co.	11,509,402
		157,378,969
	Media & Entertainment - 7.4%
1,572,025	Alphabet, Inc. Class A*	195,056,862
411,293	Cargurus, Inc.*	7,086,579
219,977	Liberty Media Corp.-Liberty Formula One Class C*	14,230,312
211,027	Meta Platforms, Inc. Class A*	63,576,104
81,128	Netflix, Inc.*	33,399,586
694,785	Omnicom Group, Inc.	52,046,344
73,903	Roku, Inc.*	4,402,402
93,416	Spotify Technology SA*	15,391,220
292,707	ZoomInfo Technologies, Inc.*	3,793,483
		388,982,892
	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
18,379	Alnylam Pharmaceuticals, Inc.*	2,789,932
199,295	Apellis Pharmaceuticals, Inc.*	9,697,695
393,149	AstraZeneca PLC ADR	24,858,811
247,204	Danaher Corp.	47,468,112
88,545	Eli Lilly & Co.	49,047,732
374,227	Exact Sciences Corp.*	23,048,641
74,012	Jazz Pharmaceuticals PLC*	9,401,004
251,068	Johnson & Johnson	37,243,427
248,646	Merck & Co., Inc.	25,535,944
1,654,779	Pfizer, Inc.	50,570,046
417,002	PTC Therapeutics, Inc.*	7,818,788
71,327	Sarepta Therapeutics, Inc.*	4,801,021
165,915	Ultragenyx Pharmaceutical, Inc.*	5,873,391
60,124	United Therapeutics Corp.*	13,399,235
47,493	Vertex Pharmaceuticals, Inc.*	17,197,690
		328,751,469
	Real Estate Management & Development - 0.4%
22,726	CBRE Group, Inc. Class A*	1,575,821
242,511	CoStar Group, Inc.*	17,802,732
		19,378,553
	Semiconductors & Semiconductor Equipment - 5.1%
203,181	ARM Holdings PLC ADR*(3)	10,014,791
50,786	Broadcom, Inc.	42,729,817
56,861	First Solar, Inc.*	8,099,849
636,421	Intel Corp.	23,229,367
171,879	Micron Technology, Inc.	11,493,549
233,206	MKS Instruments, Inc.	15,312,306
15,312	Monolithic Power Systems, Inc.	6,763,923
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Semiconductors & Semiconductor Equipment - 5.1% - (continued)
176,375	NVIDIA Corp.	$ 71,925,725
233,405	QUALCOMM, Inc.	25,438,811
23,515	Rambus, Inc.*	1,277,570
305,021	Silicon Motion Technology Corp. ADR*	16,343,025
236,393	Texas Instruments, Inc.	33,570,170
		266,198,903
	Software & Services - 9.8%
157,637	Accenture PLC Class A	46,832,376
31,782	ANSYS, Inc.*	8,843,659
792,342	Cognizant Technology Solutions Corp. Class A	51,082,289
110,331	Datadog, Inc. Class A*	8,988,667
196,514	Dynatrace, Inc.*	8,786,141
20,184	HubSpot, Inc.*	8,553,374
539,139	Microsoft Corp.	182,288,287
27,115	MongoDB, Inc.*	9,343,558
268,660	Oracle Corp.	27,779,444
1,477	Rubicon Earnout Shares*(1)(2)	122
19,693	Rubicon Technologies, Inc.*	32,690
157,544	Rubicon TRA Placeholder*(1)(2)	18,905
158,978	Salesforce, Inc.*	31,927,552
47,348	ServiceNow, Inc.*	27,549,434
12,640	Sharecare, Inc. Earnout*(1)(2)	133
509,982	Shopify, Inc. Class A*	24,066,051
98,217	Snowflake, Inc. Class A*	14,254,233
65,307	Synopsys, Inc.*	30,657,718
160,567	Workday, Inc. Class A*	33,993,639
		514,998,272
	Technology Hardware & Equipment - 5.9%
1,153,966	Apple, Inc.	197,062,774
173,859	CDW Corp.	34,841,344
116,875	F5, Inc.*	17,717,081
1,667,703	Flex Ltd.*	42,893,321
409,453	Lumentum Holdings, Inc.*	16,054,652
		308,569,172
	Transportation - 2.9%
52,640	FedEx Corp.	12,638,864
54,231	JB Hunt Transport Services, Inc.	9,320,682
1,037,125	Knight-Swift Transportation Holdings, Inc.	50,705,041
1,392,857	Southwest Airlines Co.	30,963,211
552,736	Uber Technologies, Inc.*	23,922,414
116,175	Union Pacific Corp.	24,119,092
		151,669,304
	Utilities - 0.9%
266,858	American Electric Power Co., Inc.	20,158,453
260,785	Atmos Energy Corp.	28,076,113
		48,234,566
	Total Common Stocks (cost $4,438,947,256)	$ 5,087,617,168
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Software & Services - 0.0%
566,622	Essence Group Holdings Corp. Series 3*(1)(2)(4)	$ 872,598
77,707	Lookout, Inc. Series F*(1)(2)(4)	696,255
	Total Convertible Preferred Stocks (cost $1,783,654)	$ 1,568,853

The accompanying notes are an integral part of these financial statements.
40

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 0.3%
	Other Investment Pools & Funds - 0.3%
56,444	iShares Russell 1000 Growth ETF		$ 14,794,537
	Total Exchange-Traded Funds (cost $14,952,581)		$ 14,794,537
	Total Long-Term Investments (cost $4,455,683,491)		$ 5,103,980,558
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.5%
$ 26,311,779	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $26,315,638; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $26,838,044		$ 26,311,779
	Securities Lending Collateral - 0.1%
911,899	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(5)		911,899
3,039,666	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(5)		3,039,666
911,900	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		911,900
911,900	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(5)		911,900
			5,775,365
	Total Short-Term Investments (cost $32,087,144)		$ 32,087,144
	Total Investments (cost $4,487,770,635)	97.9%	$ 5,136,067,702
	Other Assets and Liabilities	2.1%	108,012,055
	Total Net Assets	100.0%	$ 5,244,079,757
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $31,731,693 or 0.6% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	$ 895,999	$ 872,598
06/2015	HF Global, Inc.	806,800	10,846,942	19,685,920
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	696,255
09/2015	Rubicon Earnout Shares	1,477	—	122
09/2015	Rubicon TRA Placeholder	157,544	—	18,905
07/2021	Sharecare, Inc. Earnout	12,640	—	133
11/2013	Tory Burch LLC	316,327	24,792,580	10,457,760
			$ 37,423,176	$ 31,731,693

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Currently no rate available.
(5)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Nasdaq 100 E-MINI Future	444	12/15/2023	$ 128,673,420	$ (5,445,586)
Total futures contracts				$ (5,445,586)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
41

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 41,783,449	$ 41,783,449	$ —	$ —
Banks	129,053,649	129,053,649	—	—
Capital Goods	436,786,577	404,408,875	12,691,782	19,685,920
Commercial & Professional Services	96,236,873	96,236,873	—	—
Consumer Discretionary Distribution & Retail	267,360,869	256,903,109	—	10,457,760
Consumer Durables & Apparel	118,366,208	118,366,208	—	—
Consumer Services	104,529,614	104,529,614	—	—
Consumer Staples Distribution & Retail	23,384,327	23,384,327	—	—
Energy	160,808,803	160,808,803	—	—
Equity Real Estate Investment Trusts (REITs)	145,907,385	145,907,385	—	—
Financial Services	374,452,273	374,452,273	—	—
Food, Beverage & Tobacco	190,900,217	190,900,217	—	—
Health Care Equipment & Services	419,484,001	419,484,001	—	—
Household & Personal Products	118,770,123	118,770,123	—	—
Insurance	275,630,700	275,630,700	—	—
Materials	157,378,969	157,378,969	—	—
Media & Entertainment	388,982,892	388,982,892	—	—
Pharmaceuticals, Biotechnology & Life Sciences	328,751,469	328,751,469	—	—
Real Estate Management & Development	19,378,553	19,378,553	—	—
Semiconductors & Semiconductor Equipment	266,198,903	266,198,903	—	—
Software & Services	514,998,272	514,979,112	—	19,160
Technology Hardware & Equipment	308,569,172	308,569,172	—	—
Transportation	151,669,304	151,669,304	—	—
Utilities	48,234,566	48,234,566	—	—
Convertible Preferred Stocks	1,568,853	—	—	1,568,853
Exchange-Traded Funds	14,794,537	14,794,537	—	—
Short-Term Investments	32,087,144	5,775,365	26,311,779	—
Total	$ 5,136,067,702	$ 5,065,332,448	$ 39,003,561	$ 31,731,693
Liabilities
Futures Contracts(2)	$ (5,445,586)	$ (5,445,586)	$ —	$ —
Total	$ (5,445,586)	$ (5,445,586)	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
42

Hartford Core Equity Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Automobiles & Components - 0.6%
261,263	Tesla, Inc.*	$ 52,472,061
	Banks - 4.2%
4,571,532	Bank of America Corp.	120,414,153
1,355,436	JP Morgan Chase & Co.	188,486,930
514,418	PNC Financial Services Group, Inc.	58,885,429
		367,786,512
	Capital Goods - 6.6%
648,905	AMETEK, Inc.	91,346,357
292,499	Deere & Co.	106,867,434
426,549	IDEX Corp.	81,645,744
460,790	Illinois Tool Works, Inc.	103,272,255
1,492,402	Johnson Controls International PLC	73,157,546
1,420,464	RTX Corp.	115,611,565
		571,900,901
	Commercial & Professional Services - 0.8%
479,117	Republic Services, Inc.	71,144,083
	Consumer Discretionary Distribution & Retail - 7.2%
3,077,994	Amazon.com, Inc.*	409,650,222
33,580	AutoZone, Inc.*	83,182,025
1,533,726	TJX Cos., Inc.	135,075,249
		627,907,496
	Consumer Durables & Apparel - 1.3%
1,132,890	NIKE, Inc. Class B	116,427,105
	Consumer Services - 1.4%
474,675	McDonald's Corp.	124,445,545
	Energy - 4.0%
1,030,560	ConocoPhillips	122,430,528
1,285,425	EOG Resources, Inc.	162,284,906
1,208,710	Schlumberger NV	67,276,799
		351,992,233
	Equity Real Estate Investment Trusts (REITs) - 1.5%
386,849	AvalonBay Communities, Inc. REIT	64,116,353
670,500	Prologis, Inc. REIT	67,552,875
		131,669,228
	Financial Services - 4.4%
597,413	American Express Co.	87,240,220
484,596	Mastercard, Inc. Class A	182,377,705
1,631,945	Morgan Stanley	115,574,345
		385,192,270
	Food, Beverage & Tobacco - 2.4%
460,893	Constellation Brands, Inc. Class A	107,918,096
1,976,231	Monster Beverage Corp.*	100,985,404
		208,903,500
	Health Care Equipment & Services - 7.5%
1,246,986	Abbott Laboratories	117,902,526
420,131	Becton Dickinson & Co.	106,200,714
1,733,922	Boston Scientific Corp.*	88,759,467
1,031,820	Hologic, Inc.*	68,275,530
510,418	UnitedHealth Group, Inc.	273,359,464
		654,497,701
	Household & Personal Products - 4.3%
1,007,346	Colgate-Palmolive Co.	75,671,832
633,035	Estee Lauder Cos., Inc. Class A	81,579,220
1,431,883	Procter & Gamble Co.	214,825,406
		372,076,458
	Insurance - 3.8%
1,138,650	Arch Capital Group Ltd.*	98,698,182
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Insurance - 3.8% - (continued)
569,888	Chubb Ltd.	$ 122,309,363
664,969	Progressive Corp.	105,124,949
		326,132,494
	Materials - 1.1%
808,639	PPG Industries, Inc.	99,276,610
	Media & Entertainment - 8.9%
3,647,091	Alphabet, Inc. Class A*	452,531,051
810,829	Meta Platforms, Inc. Class A*	244,278,453
180,807	Netflix, Inc.*	74,436,434
		771,245,938
	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
463,590	Danaher Corp.	89,018,552
355,756	Eli Lilly & Co.	197,063,921
1,556,676	Merck & Co., Inc.	159,870,625
107,499	Regeneron Pharmaceuticals, Inc.*	83,837,395
228,092	Thermo Fisher Scientific, Inc.	101,448,479
286,387	Vertex Pharmaceuticals, Inc.*	103,703,597
534,943	Zoetis, Inc.	83,986,051
		818,928,620
	Semiconductors & Semiconductor Equipment - 7.3%
176,637	Broadcom, Inc.	148,617,073
201,578	KLA Corp.	94,681,187
718,170	NVIDIA Corp.	292,869,726
720,631	Texas Instruments, Inc.	102,336,808
		638,504,794
	Software & Services - 11.2%
302,769	Accenture PLC Class A	89,949,642
1,888,755	Microsoft Corp.	638,606,953
269,201	Palo Alto Networks, Inc.*	65,421,227
509,785	Salesforce, Inc.*	102,380,122
366,549	Workday, Inc. Class A*	77,602,089
		973,960,033
	Technology Hardware & Equipment - 8.5%
3,013,080	Apple, Inc.	514,543,671
496,707	CDW Corp.	99,540,083
467,665	Motorola Solutions, Inc.	130,225,996
		744,309,750
	Utilities - 2.9%
1,434,060	American Electric Power Co., Inc.	108,328,892
1,120,240	Duke Energy Corp.	99,578,134
877,331	Eversource Energy	47,191,634
		255,098,660
	Total Common Stocks (cost $5,717,005,872)	$ 8,663,871,992

The accompanying notes are an integral part of these financial statements.
43

Hartford Core Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
$ 16,165,769	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $16,168,140; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $16,489,138		$ 16,165,769
	Total Short-Term Investments (cost $16,165,769)		$ 16,165,769
	Total Investments (cost $5,733,171,641)	99.5%	$ 8,680,037,761
	Other Assets and Liabilities	0.5%	41,478,649
	Total Net Assets	100.0%	$ 8,721,516,410
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 52,472,061	$ 52,472,061	$ —	$ —
Banks	367,786,512	367,786,512	—	—
Capital Goods	571,900,901	571,900,901	—	—
Commercial & Professional Services	71,144,083	71,144,083	—	—
Consumer Discretionary Distribution & Retail	627,907,496	627,907,496	—	—
Consumer Durables & Apparel	116,427,105	116,427,105	—	—
Consumer Services	124,445,545	124,445,545	—	—
Energy	351,992,233	351,992,233	—	—
Equity Real Estate Investment Trusts (REITs)	131,669,228	131,669,228	—	—
Financial Services	385,192,270	385,192,270	—	—
Food, Beverage & Tobacco	208,903,500	208,903,500	—	—
Health Care Equipment & Services	654,497,701	654,497,701	—	—
Household & Personal Products	372,076,458	372,076,458	—	—
Insurance	326,132,494	326,132,494	—	—
Materials	99,276,610	99,276,610	—	—
Media & Entertainment	771,245,938	771,245,938	—	—
Pharmaceuticals, Biotechnology & Life Sciences	818,928,620	818,928,620	—	—
Semiconductors & Semiconductor Equipment	638,504,794	638,504,794	—	—
Software & Services	973,960,033	973,960,033	—	—
Technology Hardware & Equipment	744,309,750	744,309,750	—	—
Utilities	255,098,660	255,098,660	—	—
Short-Term Investments	16,165,769	—	16,165,769	—
Total	$ 8,680,037,761	$ 8,663,871,992	$ 16,165,769	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
44

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Banks - 5.0%
6,174,998	Bank of America Corp.	$ 162,649,447
2,489,956	JP Morgan Chase & Co.	346,253,282
476,917	PNC Financial Services Group, Inc.	54,592,689
4,228,648	Wells Fargo & Co.	168,173,331
		731,668,749
	Capital Goods - 7.2%
1,202,724	Airbus SE	161,256,598
663,258	General Dynamics Corp.	160,050,788
3,119,918	Johnson Controls International PLC	152,938,380
375,771	Lockheed Martin Corp.	170,840,527
2,677,591	Otis Worldwide Corp.	206,736,801
1,980,089	Westinghouse Air Brake Technologies Corp.	209,929,036
		1,061,752,130
	Consumer Discretionary Distribution & Retail - 3.1%
497,599	Home Depot, Inc.	141,661,459
614,480	Lowe's Cos., Inc.	117,101,454
2,272,520	TJX Cos., Inc.	200,140,836
		458,903,749
	Consumer Staples Distribution & Retail - 1.4%
1,306,753	Sysco Corp.	86,886,007
715,770	Walmart, Inc.	116,963,976
		203,849,983
	Energy - 9.1%
1,935,824	Chevron Corp.	282,107,632
3,251,069	ConocoPhillips	386,226,997
1,316,089	Diamondback Energy, Inc.	210,995,389
5,257,009	TotalEnergies SE ADR	350,116,799
3,440,425	Williams Cos., Inc.	118,350,620
		1,347,797,437
	Equity Real Estate Investment Trusts (REITs) - 2.8%
1,221,241	American Tower Corp. REIT	217,612,934
5,536,021	Host Hotels & Resorts, Inc. REIT	85,697,605
460,761	Public Storage REIT	109,988,258
		413,298,797
	Financial Services - 6.9%
1,176,716	American Express Co.	171,835,838
184,373	BlackRock, Inc.	112,887,900
1,632,845	Charles Schwab Corp.	84,973,254
2,414,605	Morgan Stanley	171,002,326
556,985	S&P Global, Inc.	194,560,430
1,206,720	Visa, Inc. Class A	283,699,872
		1,018,959,620
	Food, Beverage & Tobacco - 3.1%
3,662,636	Keurig Dr Pepper, Inc.	111,087,750
1,410,258	Mondelez International, Inc. Class A	93,373,182
2,048,912	Philip Morris International, Inc.	182,680,994
1,625,253	Tyson Foods, Inc. Class A	75,330,476
		462,472,402
	Health Care Equipment & Services - 7.7%
797,053	Becton Dickinson & Co.	201,479,058
466,812	Elevance Health, Inc.	210,107,413
606,822	HCA Healthcare, Inc.	137,226,727
2,832,086	Medtronic PLC	199,831,988
726,320	UnitedHealth Group, Inc.	388,987,939
		1,137,633,125
	Household & Personal Products - 2.1%
4,478,090	Kenvue, Inc.	83,292,474
4,635,104	Unilever PLC ADR	219,472,174
		302,764,648
	Insurance - 4.1%
2,665,979	American International Group, Inc.	163,451,173
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Insurance - 4.1% - (continued)
1,193,271	Chubb Ltd.	$ 256,099,822
2,788,636	Principal Financial Group, Inc.	188,734,884
		608,285,879
	Materials - 3.8%
2,969,331	BHP Group Ltd. ADR	169,430,027
1,650,655	Celanese Corp. Class A	189,016,504
2,574,562	FMC Corp.	136,966,698
588,457	PPG Industries, Inc.	72,244,866
		567,658,095
	Media & Entertainment - 8.8%
7,070,161	Alphabet, Inc. Class A*	877,265,577
7,021,033	Comcast Corp. Class A	289,898,453
461,680	Omnicom Group, Inc.	34,584,449
1,222,911	Walt Disney Co.*	99,777,308
		1,301,525,787
	Pharmaceuticals, Biotechnology & Life Sciences - 7.8%
1,227,350	Agilent Technologies, Inc.	126,871,170
3,287,659	AstraZeneca PLC ADR	207,878,679
3,268,738	Bristol-Myers Squibb Co.	168,438,069
2,283,642	Merck & Co., Inc.	234,530,033
2,016,519	Novartis AG ADR	188,705,848
7,626,027	Pfizer, Inc.	233,051,385
		1,159,475,184
	Semiconductors & Semiconductor Equipment - 4.5%
218,073	Broadcom, Inc.	183,480,080
2,823,558	Intel Corp.	103,059,867
2,196,758	Micron Technology, Inc.	146,897,207
1,134,551	QUALCOMM, Inc.	123,654,714
737,718	Texas Instruments, Inc.	104,763,333
		661,855,201
	Software & Services - 10.3%
679,560	Accenture PLC Class A	201,890,480
3,975,186	Cognizant Technology Solutions Corp. Class A	256,280,242
3,148,940	Microsoft Corp.	1,064,688,103
		1,522,858,825
	Technology Hardware & Equipment - 4.6%
2,382,225	Apple, Inc.	406,812,563
5,158,528	Cisco Systems, Inc.	268,914,065
		675,726,628
	Telecommunication Services - 0.7%
2,796,786	Verizon Communications, Inc.	98,251,092
	Transportation - 0.4%
383,117	Ryanair Holdings PLC ADR*	33,599,361
1,425,055	Southwest Airlines Co.	31,678,973
		65,278,334
	Utilities - 5.5%
2,190,385	American Electric Power Co., Inc.	165,461,683
1,190,920	Constellation Energy Corp.	134,478,686
2,047,310	Duke Energy Corp.	181,985,386
3,710,172	Exelon Corp.	144,474,098
2,741,522	Sempra	191,988,786
		818,388,639
	Total Common Stocks (cost $10,734,251,206)	$ 14,618,404,304

The accompanying notes are an integral part of these financial statements.
45

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
$ 31,437,831	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $31,442,442; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $32,066,597		$ 31,437,831
	Total Short-Term Investments (cost $31,437,831)		$ 31,437,831
	Total Investments (cost $10,765,689,037)	99.1%	$ 14,649,842,135
	Other Assets and Liabilities	0.9%	131,381,775
	Total Net Assets	100.0%	$ 14,781,223,910
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 731,668,749	$ 731,668,749	$ —	$ —
Capital Goods	1,061,752,130	900,495,532	161,256,598	—
Consumer Discretionary Distribution & Retail	458,903,749	458,903,749	—	—
Consumer Staples Distribution & Retail	203,849,983	203,849,983	—	—
Energy	1,347,797,437	1,347,797,437	—	—
Equity Real Estate Investment Trusts (REITs)	413,298,797	413,298,797	—	—
Financial Services	1,018,959,620	1,018,959,620	—	—
Food, Beverage & Tobacco	462,472,402	462,472,402	—	—
Health Care Equipment & Services	1,137,633,125	1,137,633,125	—	—
Household & Personal Products	302,764,648	302,764,648	—	—
Insurance	608,285,879	608,285,879	—	—
Materials	567,658,095	567,658,095	—	—
Media & Entertainment	1,301,525,787	1,301,525,787	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,159,475,184	1,159,475,184	—	—
Semiconductors & Semiconductor Equipment	661,855,201	661,855,201	—	—
Software & Services	1,522,858,825	1,522,858,825	—	—
Technology Hardware & Equipment	675,726,628	675,726,628	—	—
Telecommunication Services	98,251,092	98,251,092	—	—
Transportation	65,278,334	65,278,334	—	—
Utilities	818,388,639	818,388,639	—	—
Short-Term Investments	31,437,831	—	31,437,831	—
Total	$ 14,649,842,135	$ 14,457,147,706	$ 192,694,429	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
46

The Hartford Equity Income Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Banks - 7.4%
939,805	JP Morgan Chase & Co.	$ 130,689,283
584,046	M&T Bank Corp.	65,851,186
6,496,760	New York Community Bancorp, Inc.	61,589,285
3,548,215	Regions Financial Corp.	51,555,564
635,012	Royal Bank of Canada	50,718,536
		360,403,854
	Capital Goods - 8.4%
183,668	Eaton Corp. PLC	38,186,414
678,122	Emerson Electric Co.	60,332,514
340,444	General Dynamics Corp.	82,152,542
227,808	Honeywell International, Inc.	41,748,094
948,838	Johnson Controls International PLC	46,512,039
225,540	L3Harris Technologies, Inc.	40,464,131
569,752	RTX Corp.	46,372,115
377,618	Siemens AG	50,109,474
		405,877,323
	Consumer Discretionary Distribution & Retail - 3.6%
154,190	Home Depot, Inc.	43,896,351
1,024,676	LKQ Corp.	45,003,770
444,510	TJX Cos., Inc.	39,147,996
248,708	Tractor Supply Co.	47,891,212
		175,939,329
	Consumer Durables & Apparel - 1.0%
440,349	Lennar Corp. Class A	46,976,431
	Energy - 9.9%
1,227,466	ConocoPhillips	145,822,961
2,620,111	Coterra Energy, Inc.	72,053,052
300,512	Diamondback Energy, Inc.	48,178,084
1,531,001	Enbridge, Inc.	49,062,689
921,823	EOG Resources, Inc.	116,380,154
416,800	Phillips 66	47,544,376
		479,041,316
	Equity Real Estate Investment Trusts (REITs) - 5.1%
771,407	Crown Castle, Inc. REIT	71,725,423
1,703,187	Gaming & Leisure Properties, Inc. REIT	77,307,658
3,274,450	Host Hotels & Resorts, Inc. REIT	50,688,486
1,686,237	Weyerhaeuser Co. REIT	48,378,139
		248,099,706
	Financial Services - 7.3%
589,135	Ares Management Corp. Class A	58,082,820
1,775,305	Equitable Holdings, Inc.	47,169,854
161,100	Goldman Sachs Group, Inc.	48,911,571
633,894	Intercontinental Exchange, Inc.	68,105,571
782,032	Morgan Stanley	55,383,506
813,968	Raymond James Financial, Inc.	77,685,106
		355,338,428
	Food, Beverage & Tobacco - 7.8%
919,391	Archer-Daniels-Midland Co.	65,800,814
990,634	Kellanova	49,997,298
2,379,132	Keurig Dr Pepper, Inc.	72,159,073
450,882	Pernod Ricard SA	80,065,974
1,237,095	Philip Morris International, Inc.	110,299,390
		378,322,549
	Health Care Equipment & Services - 4.8%
278,795	Becton Dickinson & Co.	70,473,800
140,356	Elevance Health, Inc.	63,172,832
188,929	UnitedHealth Group, Inc.	101,182,815
		234,829,447
	Household & Personal Products - 2.8%
2,563,434	Kenvue, Inc.	47,679,873
1,850,163	Unilever PLC ADR	87,605,218
		135,285,091
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Insurance - 4.4%
963,961	American International Group, Inc.	$ 59,100,449
315,976	Chubb Ltd.	67,814,769
1,402,286	MetLife, Inc.	84,151,183
		211,066,401
	Materials - 5.9%
3,533,366	Barrick Gold Corp.	56,463,189
295,611	Celanese Corp. Class A	33,850,416
608,109	LyondellBasell Industries NV Class A	54,875,756
343,811	PPG Industries, Inc.	42,209,676
1,490,515	Rio Tinto PLC ADR	95,899,735
		283,298,772
	Pharmaceuticals, Biotechnology & Life Sciences - 12.9%
974,600	AstraZeneca PLC ADR	61,623,958
999,916	Gilead Sciences, Inc.	78,533,403
664,756	Johnson & Johnson	98,609,905
1,499,888	Merck & Co., Inc.	154,038,498
5,621,616	Pfizer, Inc.	171,796,585
234,803	Roche Holding AG	60,510,978
		625,113,327
	Semiconductors & Semiconductor Equipment - 3.1%
62,587	Broadcom, Inc.	52,658,824
279,235	NXP Semiconductors NV(1)	48,148,491
446,840	QUALCOMM, Inc.	48,701,092
		149,508,407
	Software & Services - 0.8%
507,878	Amdocs Ltd.	40,711,501
	Technology Hardware & Equipment - 4.3%
2,041,238	Cisco Systems, Inc.	106,409,737
1,854,785	Corning, Inc.	49,634,046
440,121	TE Connectivity Ltd.	51,868,260
		207,912,043
	Transportation - 2.0%
430,670	Canadian National Railway Co.	45,568,566
349,290	United Parcel Service, Inc. Class B	49,337,213
		94,905,779
	Utilities - 8.0%
1,012,891	American Electric Power Co., Inc.	76,513,786
641,771	Atmos Energy Corp.	69,093,066
1,261,047	Dominion Energy, Inc.	50,845,415
1,865,099	Exelon Corp.	72,626,955
788,582	NextEra Energy, Inc.	45,974,331
998,433	Sempra	69,920,263
		384,973,816
	Total Common Stocks (cost $4,301,393,339)	$ 4,817,603,520
SHORT-TERM INVESTMENTS - 0.0%
	Repurchase Agreements - 0.0%
$ 1,446,545	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $1,446,757; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $1,475,539	$ 1,446,545
	Securities Lending Collateral - 0.0%
886	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%	886
2,954	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%	2,954

The accompanying notes are an integral part of these financial statements.
47

The Hartford Equity Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.0% - (continued)
	Securities Lending Collateral - 0.0% - (continued)
886	Invesco Government & Agency Portfolio, Institutional Class, 5.28%		$ 886
886	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%		886
			5,612
	Total Short-Term Investments (cost $1,452,157)		$ 1,452,157
	Total Investments (cost $4,302,845,496)	99.5%	$ 4,819,055,677
	Other Assets and Liabilities	0.5%	23,669,313
	Total Net Assets	100.0%	$ 4,842,724,990
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 360,403,854	$ 360,403,854	$ —	$ —
Capital Goods	405,877,323	355,767,849	50,109,474	—
Consumer Discretionary Distribution & Retail	175,939,329	175,939,329	—	—
Consumer Durables & Apparel	46,976,431	46,976,431	—	—
Energy	479,041,316	479,041,316	—	—
Equity Real Estate Investment Trusts (REITs)	248,099,706	248,099,706	—	—
Financial Services	355,338,428	355,338,428	—	—
Food, Beverage & Tobacco	378,322,549	298,256,575	80,065,974	—
Health Care Equipment & Services	234,829,447	234,829,447	—	—
Household & Personal Products	135,285,091	135,285,091	—	—
Insurance	211,066,401	211,066,401	—	—
Materials	283,298,772	283,298,772	—	—
Pharmaceuticals, Biotechnology & Life Sciences	625,113,327	564,602,349	60,510,978	—
Semiconductors & Semiconductor Equipment	149,508,407	149,508,407	—	—
Software & Services	40,711,501	40,711,501	—	—
Technology Hardware & Equipment	207,912,043	207,912,043	—	—
Transportation	94,905,779	94,905,779	—	—
Utilities	384,973,816	384,973,816	—	—
Short-Term Investments	1,452,157	5,612	1,446,545	—
Total	$ 4,819,055,677	$ 4,626,922,706	$ 192,132,971	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
48

The Hartford Growth Opportunities Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8%
	Automobiles & Components - 0.5%
1,149,069	Rivian Automotive, Inc. Class A*	$ 18,637,899
	Capital Goods - 2.2%
298,272	Airbus SE	39,991,160
226,855	Axon Enterprise, Inc.*	46,389,579
		86,380,739
	Commercial & Professional Services - 2.5%
1,193,532	Copart, Inc.*	51,942,513
191,839	Paycom Software, Inc.	46,994,800
		98,937,313
	Consumer Discretionary Distribution & Retail - 9.8%
2,587,052	Amazon.com, Inc.*	344,310,751
342,880	Ross Stores, Inc.	39,763,793
171,581	Tory Burch LLC*(1)(2)	5,672,467
		389,747,011
	Consumer Durables & Apparel - 1.2%
82,430	Deckers Outdoor Corp.*	49,215,656
	Consumer Services - 1.0%
806,834	Las Vegas Sands Corp.	38,292,342
	Energy - 1.0%
225,527	Cheniere Energy, Inc.	37,532,203
	Financial Services - 4.2%
1,333,434	Block, Inc.*	53,670,718
1,243,368	Tradeweb Markets, Inc. Class A	111,915,554
		165,586,272
	Food, Beverage & Tobacco - 1.0%
809,931	Monster Beverage Corp.*	41,387,474
	Health Care Equipment & Services - 9.7%
255,850	Align Technology, Inc.*	47,227,351
673,247	Dexcom, Inc.*	59,804,531
233,736	Insulet Corp.*	30,986,382
357,659	Intuitive Surgical, Inc.*	93,785,343
143,887	UnitedHealth Group, Inc.	77,060,122
408,107	Veeva Systems, Inc. Class A*	78,646,300
		387,510,029
	Household & Personal Products - 0.9%
396,715	elf Beauty, Inc.*	36,747,710
	Materials - 1.0%
204,653	Vulcan Materials Co.	40,212,268
	Media & Entertainment - 17.8%
2,451,908	Alphabet, Inc. Class A*	304,232,745
726,690	Liberty Media Corp.-Liberty Formula One Class C*	47,009,576
635,951	Meta Platforms, Inc. Class A*	191,592,958
282,479	Netflix, Inc.*	116,293,779
301,565	Spotify Technology SA*	49,685,849
		708,814,907
	Pharmaceuticals, Biotechnology & Life Sciences - 8.0%
312,344	Eli Lilly & Co.	173,016,712
891,492	Exact Sciences Corp.*	54,906,992
150,020	United Therapeutics Corp.*	33,433,457
160,694	Vertex Pharmaceuticals, Inc.*	58,188,905
		319,546,066
	Real Estate Management & Development - 1.5%
800,341	CoStar Group, Inc.*	58,753,033
	Semiconductors & Semiconductor Equipment - 11.9%
717,097	ARM Holdings PLC ADR*(3)	35,345,711
179,741	Broadcom, Inc.	151,228,685
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Semiconductors & Semiconductor Equipment - 11.9% - (continued)
603,028	Micron Technology, Inc.	$ 40,324,482
606,363	NVIDIA Corp.	247,274,832
		474,173,710
	Software & Services - 17.8%
547,695	Microsoft Corp.	185,181,156
877,134	Oracle Corp.	90,695,656
20,599	Rubicon Earnout Shares*(1)(2)	1,710
274,647	Rubicon Technologies, Inc.*(3)	455,914
2,197,165	Rubicon TRA Placeholder*(1)(2)	263,660
542,998	Salesforce, Inc.*	109,050,288
163,950	ServiceNow, Inc.*	95,394,308
1,349,238	Shopify, Inc. Class A*	63,670,541
346,525	Snowflake, Inc. Class A*	50,291,173
532,485	Workday, Inc. Class A*	112,732,399
		707,736,805
	Technology Hardware & Equipment - 1.3%
2,042,728	Flex Ltd.*	52,538,964
	Transportation - 2.5%
170,753	FedEx Corp.	40,997,795
1,314,020	Uber Technologies, Inc.*	56,870,786
		97,868,581
	Total Common Stocks (cost $3,349,218,496)	$ 3,809,618,982
CONVERTIBLE PREFERRED STOCKS - 0.4%
	Software & Services - 0.4%
5,668,755	Essence Group Holdings Corp. Series 3*(1)(2)(4)	$ 8,729,883
743,470	Lookout, Inc. Series F*(1)(2)(4)	6,661,491
	Total Convertible Preferred Stocks (cost $17,456,734)	$ 15,391,374
EXCHANGE-TRADED FUNDS - 1.7%
	Other Investment Pools & Funds - 1.7%
270,058	iShares Russell 1000 Growth ETF	$ 70,784,903
	Total Exchange-Traded Funds (cost $70,728,220)	$ 70,784,903
	Total Long-Term Investments (cost $3,437,403,450)	$ 3,895,795,259
SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 0.4%
$ 17,473,927	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $17,476,490; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $17,823,463	$ 17,473,927
	Securities Lending Collateral - 0.9%
5,272,824	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(5)	5,272,824
17,576,080	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(5)	17,576,080

The accompanying notes are an integral part of these financial statements.
49

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.3% - (continued)
	Securities Lending Collateral - 0.9% - (continued)
5,272,824	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		$ 5,272,824
5,272,824	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(5)		5,272,824
			33,394,552
	Total Short-Term Investments (cost $50,868,479)		$ 50,868,479
	Total Investments (cost $3,488,271,929)	99.2%	$ 3,946,663,738
	Other Assets and Liabilities	0.8%	30,660,479
	Total Net Assets	100.0%	$ 3,977,324,217
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $21,329,211 or 0.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	$ 8,964,002	$ 8,729,883
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	6,661,491
09/2015	Rubicon Earnout Shares	20,599	—	1,710
09/2015	Rubicon TRA Placeholder	2,197,165	—	263,660
11/2013	Tory Burch LLC	171,581	13,447,917	5,672,467
			$ 30,904,651	$ 21,329,211

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Currently no rate available.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
50

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 18,637,899	$ 18,637,899	$ —	$ —
Capital Goods	86,380,739	46,389,579	39,991,160	—
Commercial & Professional Services	98,937,313	98,937,313	—	—
Consumer Discretionary Distribution & Retail	389,747,011	384,074,544	—	5,672,467
Consumer Durables & Apparel	49,215,656	49,215,656	—	—
Consumer Services	38,292,342	38,292,342	—	—
Energy	37,532,203	37,532,203	—	—
Financial Services	165,586,272	165,586,272	—	—
Food, Beverage & Tobacco	41,387,474	41,387,474	—	—
Health Care Equipment & Services	387,510,029	387,510,029	—	—
Household & Personal Products	36,747,710	36,747,710	—	—
Materials	40,212,268	40,212,268	—	—
Media & Entertainment	708,814,907	708,814,907	—	—
Pharmaceuticals, Biotechnology & Life Sciences	319,546,066	319,546,066	—	—
Real Estate Management & Development	58,753,033	58,753,033	—	—
Semiconductors & Semiconductor Equipment	474,173,710	474,173,710	—	—
Software & Services	707,736,805	707,471,435	—	265,370
Technology Hardware & Equipment	52,538,964	52,538,964	—	—
Transportation	97,868,581	97,868,581	—	—
Convertible Preferred Stocks	15,391,374	—	—	15,391,374
Exchange-Traded Funds	70,784,903	70,784,903	—	—
Short-Term Investments	50,868,479	33,394,552	17,473,927	—
Total	$ 3,946,663,738	$ 3,867,869,440	$ 57,465,087	$ 21,329,211

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
51

The Hartford Healthcare Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Biotechnology - 16.5%
250,653	Abcam PLC ADR*	$ 5,744,967
191,937	Alkermes PLC*	4,642,956
36,496	Alnylam Pharmaceuticals, Inc.*	5,540,093
87,270	Apellis Pharmaceuticals, Inc.*	4,246,558
17,294	Argenx SE ADR*	8,120,743
59,818	Ascendis Pharma AS ADR*	5,342,345
48,729	Biogen, Inc.*	11,575,087
46,916	Blueprint Medicines Corp.*	2,761,476
102,660	Bridgebio Pharma, Inc.*	2,673,266
106,154	Celldex Therapeutics, Inc.*	2,496,742
112,596	Crinetics Pharmaceuticals, Inc.*	3,297,937
119,939	Cytokinetics, Inc.*	4,181,073
85,220	Exact Sciences Corp.*	5,248,700
15,359	Genmab AS*	4,341,726
123,535	Genus PLC	3,213,490
67,433	Gilead Sciences, Inc.	5,296,188
68,484	Immunocore Holdings PLC ADR*	3,040,690
228,391	ImmunoGen, Inc.*	3,393,890
19,716	Karuna Therapeutics, Inc.*	3,284,883
115,928	Merus NV*	2,331,312
35,588	Moderna, Inc.*	2,703,264
59,800	Morphic Holding, Inc.*	1,193,010
36,392	Prothena Corp. PLC*	1,326,852
89,179	PTC Therapeutics, Inc.*	1,672,106
15,166	Regeneron Pharmaceuticals, Inc.*	11,827,812
159,846	Revolution Medicines, Inc.*	3,164,951
214,123	Roivant Sciences Ltd.*	1,850,023
108,654	Sage Therapeutics, Inc.*	2,035,089
34,109	Sarepta Therapeutics, Inc.*	2,295,877
16,932	Seagen, Inc.*	3,603,299
238,000	Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd.*	2,536,146
131,550	Syndax Pharmaceuticals, Inc.*	1,852,224
61,105	Ultragenyx Pharmaceutical, Inc.*	2,163,117
36,090	United Therapeutics Corp.*	8,043,017
62,895	Vaxcyte, Inc.*	3,025,249
170,094	Veracyte, Inc.*	3,524,348
78,607	Vertex Pharmaceuticals, Inc.*	28,464,381
67,435	Xenon Pharmaceuticals, Inc.*	2,090,485
89,515	Zai Lab Ltd. ADR*(1)	2,255,778
		176,401,150
	Environmental & Facilities Services - 0.4%
66,280	Veralto Corp.*	4,573,320
	Health Care Distributors - 1.8%
106,106	Cencora, Inc.	19,645,526
	Health Care Equipment - 14.6%
192,014	Abbott Laboratories	18,154,924
41,208	Becton Dickinson & Co.	10,416,558
541,084	Boston Scientific Corp.*	27,698,090
162,180	Dexcom, Inc.*	14,406,449
48,924	DiaSorin SpA	4,384,684
263,495	Edwards Lifesciences Corp.*	16,789,902
132,183	Hologic, Inc.*	8,746,549
84,452	Inari Medical, Inc.*	5,127,081
10,200	Inspire Medical Systems, Inc.*	1,501,032
53,170	Insulet Corp.*	7,048,747
38,846	QuidelOrtho Corp.*	2,372,714
31,909	Shockwave Medical, Inc.*	6,581,550
64,820	Smith & Nephew PLC	725,408
103,727	Stryker Corp.	28,029,110
27,292	Teleflex, Inc.	5,042,197
		157,024,995
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Health Care Facilities - 4.5%
130,103	Acadia Healthcare Co., Inc.*	$ 9,563,871
154,026	Encompass Health Corp.	9,635,867
105,542	HCA Healthcare, Inc.	23,867,268
203,216	Surgery Partners, Inc.*	4,700,386
		47,767,392
	Health Care Services - 3.3%
68,977	Addus HomeCare Corp.*	5,442,285
381,802	agilon health, Inc.*(1)	6,872,436
62,956	Guardant Health, Inc.*	1,629,301
55,753	Laboratory Corp. of America Holdings	11,135,547
191,260	Option Care Health, Inc.*	5,303,640
240,442	Privia Health Group, Inc.*	5,054,091
		35,437,300
	Life Sciences Tools & Services - 11.4%
137,653	Agilent Technologies, Inc.	14,229,191
212,510	Avantor, Inc.*	3,704,049
58,568	Bio-Techne Corp.	3,199,570
197,175	Danaher Corp.	37,861,543
61,750	ICON PLC*	15,064,530
80,461	Illumina, Inc.*	8,804,043
42,140	Repligen Corp.*	5,670,358
11,661	Tecan Group AG	3,356,040
53,160	Thermo Fisher Scientific, Inc.	23,643,973
27,356	Waters Corp.*	6,525,227
		122,058,524
	Managed Health Care - 16.3%
384,867	Centene Corp.*	26,548,126
2,966,075	Hapvida Participacoes e Investimentos SA*(2)	2,170,837
63,174	Humana, Inc.	33,083,592
62,538	Molina Healthcare, Inc.*	20,822,027
172,661	UnitedHealth Group, Inc.	92,470,325
		175,094,907
	Pharmaceuticals - 30.6%
206,734	Aclaris Therapeutics, Inc.*	1,029,535
335,322	AstraZeneca PLC ADR	21,202,410
163,310	Bristol-Myers Squibb Co.	8,415,364
329,700	Chugai Pharmaceutical Co. Ltd.	9,777,770
525,325	Daiichi Sankyo Co. Ltd.	13,545,081
182,795	Eisai Co. Ltd.	9,684,172
499,573	Elanco Animal Health, Inc.*	4,401,238
173,153	Eli Lilly & Co.	95,914,641
369,773	GSK PLC	6,591,855
604,676	Merck & Co., Inc.	62,100,225
88,118	Novartis AG	8,249,568
78,700	Otsuka Holdings Co. Ltd.	2,647,936
1,369,250	Pfizer, Inc.	41,844,280
17,699	Sandoz Group AG*	460,156
67,015	Structure Therapeutics, Inc. ADR*	4,979,215
107,159	UCB SA	7,837,609
210,948	Verona Pharma PLC ADR*	2,942,725
168,861	Zoetis, Inc.	26,511,177
		328,134,957
	Total Common Stocks (cost $893,243,029)	$ 1,066,138,071

The accompanying notes are an integral part of these financial statements.
52

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
RIGHTS - 0.0%
	Health Care Equipment - 0.0%
7,416	Abiomed, Inc. CVR*(3)(4)		$ 7,564
	Total Rights (cost $7,564)		$ 7,564
	Total Long-Term Investments (cost $893,250,593)		$ 1,066,145,635
SHORT-TERM INVESTMENTS - 0.3%
	Repurchase Agreements - 0.1%
$ 1,384,347	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $1,384,550; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $1,412,051		$ 1,384,347
	Securities Lending Collateral - 0.2%
238,693	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(5)		238,693
795,645	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(5)		795,645
238,694	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		238,694
238,694	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(5)		238,694
			1,511,726
	Total Short-Term Investments (cost $2,896,073)		$ 2,896,073
	Total Investments (cost $896,146,666)	99.7%	$ 1,069,041,708
	Other Assets and Liabilities	0.3%	3,286,206
	Total Net Assets	100.0%	$ 1,072,327,914
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $2,170,837, representing 0.2% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Currently no expiration date available.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$ 176,401,150	$ 166,309,788	$ 10,091,362	$ —
Environmental & Facilities Services	4,573,320	4,573,320	—	—
Health Care Distributors	19,645,526	19,645,526	—	—
Health Care Equipment	157,024,995	151,914,903	5,110,092	—
Health Care Facilities	47,767,392	47,767,392	—	—
Health Care Services	35,437,300	35,437,300	—	—
Life Sciences Tools & Services	122,058,524	118,702,484	3,356,040	—
Managed Health Care	175,094,907	175,094,907	—	—
Pharmaceuticals	328,134,957	269,800,966	58,333,991	—
Rights	7,564	—	—	7,564
Short-Term Investments	2,896,073	1,511,726	1,384,347	—
Total	$ 1,069,041,708	$ 990,758,312	$ 78,275,832	$ 7,564

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
53

The Hartford MidCap Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0%
	Automobiles & Components - 1.6%
724,598	BorgWarner, Inc.	$ 26,737,666
540,133	Visteon Corp.*	62,185,512
		88,923,178
	Banks - 0.5%
242,642	M&T Bank Corp.	27,357,885
	Capital Goods - 13.1%
449,596	Axon Enterprise, Inc.*	91,937,886
462,606	Builders FirstSource, Inc.*	50,202,003
959,514	Fortive Corp.	62,637,074
966,100	Graco, Inc.	71,829,535
341,721	IDEX Corp.	65,408,817
997,290	Ingersoll Rand, Inc.	60,515,557
289,679	Lennox International, Inc.	107,337,657
324,918	Lincoln Electric Holdings, Inc.	56,795,666
239,779	Middleby Corp.*	27,063,856
189,278	Watsco, Inc.	66,037,201
741,549	Westinghouse Air Brake Technologies Corp.	78,619,025
		738,384,277
	Commercial & Professional Services - 3.3%
995,269	Ceridian HCM Holding, Inc.*	63,707,169
2,299,091	Genpact Ltd.	77,111,512
475,661	Robert Half, Inc.	35,565,173
276,825	TransUnion	12,147,081
		188,530,935
	Consumer Discretionary Distribution & Retail - 2.3%
1,027,144	CarMax, Inc.*	62,748,227
1,738,428	Chewy, Inc. Class A*	33,603,813
240,570	Floor & Decor Holdings, Inc. Class A*	19,822,968
488,302	Valvoline, Inc.	14,487,921
		130,662,929
	Consumer Durables & Apparel - 4.0%
147,808	Deckers Outdoor Corp.*	88,250,244
21,701	NVR, Inc.*	117,459,267
459,665	YETI Holdings, Inc.*	19,544,956
		225,254,467
	Consumer Services - 3.8%
631,505	Choice Hotels International, Inc.	69,781,303
3,141,876	DraftKings, Inc. Class A*	86,778,615
560,762	Hyatt Hotels Corp. Class A	57,444,459
		214,004,377
	Consumer Staples Distribution & Retail - 0.8%
669,746	BJ's Wholesale Club Holdings, Inc.*	45,623,097
	Energy - 5.8%
2,162,697	Coterra Energy, Inc.	59,474,167
3,094,999	Marathon Oil Corp.	84,524,423
1,577,740	Ovintiv, Inc.	75,731,520
1,302,973	Targa Resources Corp.	108,941,573
		328,671,683
	Equity Real Estate Investment Trusts (REITs) - 0.8%
256,871	Lamar Advertising Co. Class A, REIT	21,132,777
523,371	Rexford Industrial Realty, Inc. REIT	22,630,562
		43,763,339
	Financial Services - 8.1%
212,878	Credit Acceptance Corp.*(1)	85,668,494
464,456	Hamilton Lane, Inc. Class A	39,070,039
3,705,769	Nuvei Corp.(2)	51,473,131
1,962,066	Shift4 Payments, Inc. Class A*	87,351,178
Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Financial Services - 8.1% - (continued)
952,680	Tradeweb Markets, Inc. Class A	$ 85,750,727
655,417	WEX, Inc.*	109,113,822
		458,427,391
	Food, Beverage & Tobacco - 0.9%
609,649	Post Holdings, Inc.*	48,942,622
	Health Care Equipment & Services - 8.6%
696,179	Acadia Healthcare Co., Inc.*	51,176,118
4,635,961	agilon health, Inc.*(1)	83,447,298
1,875,608	Inari Medical, Inc.*	113,868,162
207,748	Molina Healthcare, Inc.*	69,169,697
370,731	Shockwave Medical, Inc.*	76,466,976
470,300	Veeva Systems, Inc. Class A*	90,631,513
		484,759,764
	Insurance - 2.9%
78,061	Markel Group, Inc.*	114,790,261
426,828	W R Berkley Corp.	28,776,744
15,589	White Mountains Insurance Group Ltd.	22,303,962
		165,870,967
	Materials - 2.6%
529,620	Ball Corp.	25,501,203
237,884	Celanese Corp. Class A	27,240,097
1,847,312	Element Solutions, Inc.	33,676,498
1,394,805	Graphic Packaging Holding Co.	30,002,255
842,147	Silgan Holdings, Inc.	33,736,409
		150,156,462
	Media & Entertainment - 1.6%
80,697	Cable One, Inc.	44,372,859
704,213	Pinterest, Inc. Class A*	21,041,885
399,462	Roku, Inc.*	23,795,951
		89,210,695
	Pharmaceuticals, Biotechnology & Life Sciences - 14.3%
316,117	Alnylam Pharmaceuticals, Inc.*	47,986,561
2,176,420	Apellis Pharmaceuticals, Inc.*	105,904,597
1,026,915	Bio-Techne Corp.	56,100,366
1,483,366	Exact Sciences Corp.*	91,360,512
288,149	ICON PLC*	70,296,830
597,523	Jazz Pharmaceuticals PLC*	75,897,372
7,138	Mettler-Toledo International, Inc.*	7,032,358
662,130	Neurocrine Biosciences, Inc.*	73,456,702
2,295,135	PTC Therapeutics, Inc.*	43,033,781
414,853	Repligen Corp.*	55,822,620
652,646	Sarepta Therapeutics, Inc.*	43,929,602
1,520,523	Ultragenyx Pharmaceutical, Inc.*	53,826,514
380,340	United Therapeutics Corp.*	84,762,572
		809,410,387
	Semiconductors & Semiconductor Equipment - 3.9%
320,593	First Solar, Inc.*	45,668,473
168,897	Lattice Semiconductor Corp.*	9,392,362
610,271	MKS Instruments, Inc.	40,070,394
134,836	Monolithic Power Systems, Inc.	59,562,454
199,510	Onto Innovation, Inc.*	22,418,939
370,405	Rambus, Inc.*	20,124,104
258,926	Silicon Laboratories, Inc.*	23,867,799
		221,104,525
	Software & Services - 13.6%
265,977	ANSYS, Inc.*	74,010,760
107,862	CyberArk Software Ltd.*	17,650,538
1,178,693	Datadog, Inc. Class A*	96,028,119
2,223,273	Dynatrace, Inc.*	99,402,536
119,589	Fair Isaac Corp.*	101,156,747

The accompanying notes are an integral part of these financial statements.
54

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Software & Services - 13.6% - (continued)
223,480	HubSpot, Inc.*	$ 94,704,120
3,486,312	Informatica, Inc. Class A*	66,867,464
303,222	MongoDB, Inc.*	104,487,269
142,314	PTC, Inc.*	19,983,732
149,419	Splunk, Inc.*	21,988,500
362,167	VeriSign, Inc.*	72,310,263
		768,590,048
	Technology Hardware & Equipment - 1.9%
241,009	CDW Corp.	48,298,203
194,851	F5, Inc.*	29,537,463
1,086,965	Flex Ltd.*	27,956,740
		105,792,406
	Transportation - 4.7%
740,438	Expeditors International of Washington, Inc.	80,892,851
387,000	JB Hunt Transport Services, Inc.	66,513,690
1,099,985	Knight-Swift Transportation Holdings, Inc.	53,778,267
1,343,723	U-Haul Holding Co.	63,437,163
		264,621,971
	Utilities - 0.9%
255,904	Atmos Energy Corp.	27,550,625
990,166	NiSource, Inc.	24,912,576
		52,463,201
	Total Common Stocks (cost $4,992,805,886)	$ 5,650,526,606
SHORT-TERM INVESTMENTS - 0.1%
	Repurchase Agreements - 0.0%
$ 1,095,378	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $1,095,539; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $1,117,288	$ 1,095,378
	Securities Lending Collateral - 0.1%
553,785	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(3)	553,785
1,845,950	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(3)	1,845,950
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.1% - (continued)
	Securities Lending Collateral - 0.1% - (continued)
553,785	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(3)		$ 553,785
553,785	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(3)		553,785
			3,507,305
	Total Short-Term Investments (cost $4,602,683)		$ 4,602,683
	Total Investments (cost $4,997,408,569)	100.1%	$ 5,655,129,289
	Other Assets and Liabilities	(0.1)%	(4,681,728)
	Total Net Assets	100.0%	$ 5,650,447,561
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Affiliated Issuer.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
55

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 88,923,178	$ 88,923,178	$ —	$ —
Banks	27,357,885	27,357,885	—	—
Capital Goods	738,384,277	738,384,277	—	—
Commercial & Professional Services	188,530,935	188,530,935	—	—
Consumer Discretionary Distribution & Retail	130,662,929	130,662,929	—	—
Consumer Durables & Apparel	225,254,467	225,254,467	—	—
Consumer Services	214,004,377	214,004,377	—	—
Consumer Staples Distribution & Retail	45,623,097	45,623,097	—	—
Energy	328,671,683	328,671,683	—	—
Equity Real Estate Investment Trusts (REITs)	43,763,339	43,763,339	—	—
Financial Services	458,427,391	458,427,391	—	—
Food, Beverage & Tobacco	48,942,622	48,942,622	—	—
Health Care Equipment & Services	484,759,764	484,759,764	—	—
Insurance	165,870,967	165,870,967	—	—
Materials	150,156,462	150,156,462	—	—
Media & Entertainment	89,210,695	89,210,695	—	—
Pharmaceuticals, Biotechnology & Life Sciences	809,410,387	809,410,387	—	—
Semiconductors & Semiconductor Equipment	221,104,525	221,104,525	—	—
Software & Services	768,590,048	768,590,048	—	—
Technology Hardware & Equipment	105,792,406	105,792,406	—	—
Transportation	264,621,971	264,621,971	—	—
Utilities	52,463,201	52,463,201	—	—
Short-Term Investments	4,602,683	3,507,305	1,095,378	—
Total	$ 5,655,129,289	$ 5,654,033,911	$ 1,095,378	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
56

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 3.6%
545,895	Gentex Corp.	$ 15,656,269
700,127	Goodyear Tire & Rubber Co.*	8,331,511
63,202	Visteon Corp.*	7,276,446
		31,264,226
	Banks - 7.9%
415,706	Cadence Bank	8,804,653
204,841	M&T Bank Corp.	23,095,823
1,950,581	New York Community Bancorp, Inc.	18,491,508
151,105	SouthState Corp.	9,988,041
348,331	Synovus Financial Corp.	9,080,989
		69,461,014
	Capital Goods - 11.8%
265,296	AerCap Holdings NV*	16,480,188
91,428	Builders FirstSource, Inc.*	9,921,767
53,814	Curtiss-Wright Corp.	10,698,761
227,034	Fortune Brands Innovations, Inc.	12,668,497
204,545	Howmet Aerospace, Inc.	9,020,435
87,523	John Bean Technologies Corp.	9,104,142
35,253	L3Harris Technologies, Inc.	6,324,741
130,768	Middleby Corp.*	14,759,784
143,568	Westinghouse Air Brake Technologies Corp.	15,221,079
		104,199,394
	Commercial & Professional Services - 1.7%
147,462	Leidos Holdings, Inc.	14,616,434
	Consumer Discretionary Distribution & Retail - 1.0%
79,070	Ross Stores, Inc.	9,169,748
	Consumer Durables & Apparel - 2.6%
85,812	Lennar Corp. Class A	9,154,424
427,678	Steven Madden Ltd.	14,023,562
		23,177,986
	Consumer Services - 3.2%
321,099	International Game Technology PLC	8,162,337
88,101	Planet Fitness, Inc. Class A*	4,869,342
211,536	Wyndham Hotels & Resorts, Inc.	15,315,206
		28,346,885
	Consumer Staples Distribution & Retail - 4.0%
156,715	Dollar Tree, Inc.*	17,409,469
459,907	U.S. Foods Holding Corp.*	17,908,779
		35,318,248
	Energy - 7.1%
631,134	Cenovus Energy, Inc.	12,042,037
600,595	Coterra Energy, Inc.	16,516,363
118,964	Diamondback Energy, Inc.	19,072,308
532,233	Marathon Oil Corp.	14,535,283
		62,165,991
	Equity Real Estate Investment Trusts (REITs) - 7.6%
478,845	Essential Properties Realty Trust, Inc. REIT	10,510,648
328,260	Gaming & Leisure Properties, Inc. REIT	14,899,721
875,747	Kimco Realty Corp. REIT	15,710,901
240,339	UDR, Inc. REIT	7,645,184
216,248	Welltower, Inc. REIT	18,080,495
		66,846,949
	Financial Services - 3.2%
89,429	Ares Management Corp. Class A	8,816,805
20,692	FleetCor Technologies, Inc.*	4,659,218
223,838	Voya Financial, Inc.	14,945,663
		28,421,686
	Food, Beverage & Tobacco - 1.4%
261,015	Tyson Foods, Inc. Class A	12,098,045
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Health Care Equipment & Services - 9.1%
287,771	Centene Corp.*	$ 19,850,444
330,713	Dentsply Sirona, Inc.	10,056,982
127,747	Encompass Health Corp.	7,991,852
86,456	ICU Medical, Inc.*	8,477,875
341,481	Integra LifeSciences Holdings Corp.*	12,279,657
41,727	Molina Healthcare, Inc.*	13,893,005
40,783	Teleflex, Inc.	7,534,659
		80,084,474
	Insurance - 9.4%
3,517,620	Aegon Ltd.	16,990,105
147,682	Allstate Corp.	18,922,495
64,803	Arthur J Gallagher & Co.	15,260,458
39,149	Everest Group Ltd.	15,488,127
411,740	Kemper Corp.	16,420,191
		83,081,376
	Materials - 6.3%
115,001	Celanese Corp. Class A	13,168,764
230,264	FMC Corp.	12,250,045
469,097	Huntsman Corp.	10,944,033
170,020	Ingevity Corp.*	6,848,406
49,344	Reliance Steel & Aluminum Co.	12,552,127
		55,763,375
	Media & Entertainment - 3.5%
422,311	Cargurus, Inc.*	7,276,418
107,601	Electronic Arts, Inc.	13,319,928
149,743	Match Group, Inc.*	5,181,108
349,702	ZoomInfo Technologies, Inc.*	4,532,138
		30,309,592
	Semiconductors & Semiconductor Equipment - 4.4%
111,458	Cirrus Logic, Inc.*	7,459,884
167,415	MKS Instruments, Inc.	10,992,469
160,779	ON Semiconductor Corp.*	10,071,196
125,807	Synaptics, Inc.*	10,525,014
		39,048,563
	Technology Hardware & Equipment - 4.3%
82,201	F5, Inc.*	12,460,849
523,858	Flex Ltd.*	13,473,628
300,699	Lumentum Holdings, Inc.*	11,790,408
		37,724,885
	Transportation - 1.8%
327,097	Knight-Swift Transportation Holdings, Inc.	15,991,772
	Utilities - 5.2%
268,209	Alliant Energy Corp.	13,085,917
118,147	Atmos Energy Corp.	12,719,706
213,230	Evergy, Inc.	10,478,122
139,861	Sempra	9,794,466
		46,078,211
	Total Common Stocks (cost $838,863,692)	$ 873,168,854

The accompanying notes are an integral part of these financial statements.
57

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.1%
	Repurchase Agreements - 0.1%
$ 439,502	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $439,566; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $448,312		$ 439,502
	Total Short-Term Investments (cost $439,502)		$ 439,502
	Total Investments (cost $839,303,194)	99.2%	$ 873,608,356
	Other Assets and Liabilities	0.8%	7,046,960
	Total Net Assets	100.0%	$ 880,655,316
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 31,264,226	$ 31,264,226	$ —	$ —
Banks	69,461,014	69,461,014	—	—
Capital Goods	104,199,394	104,199,394	—	—
Commercial & Professional Services	14,616,434	14,616,434	—	—
Consumer Discretionary Distribution & Retail	9,169,748	9,169,748	—	—
Consumer Durables & Apparel	23,177,986	23,177,986	—	—
Consumer Services	28,346,885	28,346,885	—	—
Consumer Staples Distribution & Retail	35,318,248	35,318,248	—	—
Energy	62,165,991	62,165,991	—	—
Equity Real Estate Investment Trusts (REITs)	66,846,949	66,846,949	—	—
Financial Services	28,421,686	28,421,686	—	—
Food, Beverage & Tobacco	12,098,045	12,098,045	—	—
Health Care Equipment & Services	80,084,474	80,084,474	—	—
Insurance	83,081,376	83,081,376	—	—
Materials	55,763,375	55,763,375	—	—
Media & Entertainment	30,309,592	30,309,592	—	—
Semiconductors & Semiconductor Equipment	39,048,563	39,048,563	—	—
Technology Hardware & Equipment	37,724,885	37,724,885	—	—
Transportation	15,991,772	15,991,772	—	—
Utilities	46,078,211	46,078,211	—	—
Short-Term Investments	439,502	—	439,502	—
Total	$ 873,608,356	$ 873,168,854	$ 439,502	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
58

The Hartford Small Cap Growth Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Automobiles & Components - 2.7%
51,445	Fox Factory Holding Corp.*	$ 4,191,224
16,067	Patrick Industries, Inc.	1,207,435
40,565	Visteon Corp.*	4,670,249
		10,068,908
	Banks - 1.1%
66,525	Synovus Financial Corp.	1,734,307
38,740	Triumph Financial, Inc.	2,411,565
		4,145,872
	Capital Goods - 14.6%
37,406	Ameresco, Inc. Class A*	978,167
37,587	Applied Industrial Technologies, Inc.	5,769,980
108,479	AZEK Co., Inc.*	2,842,150
27,950	Boise Cascade Co.	2,620,312
29,320	Chart Industries, Inc.*	3,407,864
19,856	Comfort Systems USA, Inc.	3,610,814
19,536	Curtiss-Wright Corp.	3,883,952
121,504	Fluor Corp.*	4,044,868
73,602	FTAI Aviation Ltd.	2,768,171
15,339	Herc Holdings, Inc.	1,638,052
371,444	Hillman Solutions Corp.*	2,436,673
24,790	ITT, Inc.	2,314,147
43,583	John Bean Technologies Corp.	4,533,504
56,752	Rush Enterprises, Inc. Class A	2,019,236
183,408	Shoals Technologies Group, Inc. Class A*	2,817,147
48,734	SPX Technologies, Inc.*	3,904,568
65,052	WillScot Mobile Mini Holdings Corp.*	2,563,699
109,475	Zurn Elkay Water Solutions Corp. Class C	2,896,708
		55,050,012
	Commercial & Professional Services - 6.8%
11,035	CACI International, Inc. Class A*	3,583,727
33,661	Casella Waste Systems, Inc. Class A*	2,539,722
30,973	Ceridian HCM Holding, Inc.*	1,982,582
21,029	Clean Harbors, Inc.*	3,231,526
84,339	ExlService Holdings, Inc.*	2,202,091
14,573	Insperity, Inc.	1,542,406
29,439	KBR, Inc.	1,711,878
10,618	Tetra Tech, Inc.	1,602,362
20,784	TriNet Group, Inc.*	2,135,556
266,824	Verra Mobility Corp.*	5,275,111
		25,806,961
	Consumer Discretionary Distribution & Retail - 1.0%
16,181	Burlington Stores, Inc.*	1,958,387
26,891	Etsy, Inc.*	1,675,309
		3,633,696
	Consumer Durables & Apparel - 3.3%
39,439	Century Communities, Inc.	2,425,499
38,723	Crocs, Inc.*	3,458,738
41,975	SharkNinja, Inc.*(1)	1,752,876
112,414	VF Corp.	1,655,858
79,216	YETI Holdings, Inc.*	3,368,264
		12,661,235
	Consumer Services - 4.7%
21,785	Duolingo, Inc.*	3,181,699
156,821	European Wax Center, Inc. Class A*(1)	2,316,246
40,817	Texas Roadhouse, Inc.	4,144,558
19,508	Wingstop, Inc.	3,565,477
62,626	Wyndham Hotels & Resorts, Inc.	4,534,123
		17,742,103
	Energy - 5.8%
52,477	Cactus, Inc. Class A	2,463,270
23,600	Chord Energy Corp.	3,901,552
18,247	Gulfport Energy Corp.*	2,255,512
73,714	Helmerich & Payne, Inc.	2,916,863
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Energy - 5.8% - (continued)
200,101	Magnolia Oil & Gas Corp. Class A	$ 4,492,267
73,468	SM Energy Co.	2,962,230
31,141	Weatherford International PLC*	2,898,916
		21,890,610
	Equity Real Estate Investment Trusts (REITs) - 1.7%
110,814	Phillips Edison & Co., Inc. REIT	3,912,842
29,196	Ryman Hospitality Properties, Inc. REIT	2,499,178
		6,412,020
	Financial Services - 4.5%
280,177	MGIC Investment Corp.	4,718,181
106,953	Remitly Global, Inc.*	2,880,244
27,423	Shift4 Payments, Inc. Class A*	1,220,872
47,988	StepStone Group, Inc. Class A	1,358,061
64,614	Stifel Financial Corp.	3,682,998
19,782	WEX, Inc.*	3,293,307
		17,153,663
	Food, Beverage & Tobacco - 1.4%
7,477	Boston Beer Co., Inc. Class A*	2,496,944
50,016	Freshpet, Inc.*	2,870,918
		5,367,862
	Health Care Equipment & Services - 9.9%
64,084	AtriCure, Inc.*	2,219,870
69,933	Encompass Health Corp.	4,375,008
54,578	Ensign Group, Inc.	5,272,235
36,947	Glaukos Corp.*	2,519,785
47,639	Haemonetics Corp.*	4,060,272
61,751	HealthEquity, Inc.*	4,426,312
45,931	Inari Medical, Inc.*	2,788,471
13,159	Inspire Medical Systems, Inc.*	1,936,478
31,153	iRhythm Technologies, Inc.*	2,446,134
34,932	Lantheus Holdings, Inc.*	2,256,607
10,841	Novocure Ltd.*	144,185
73,502	Owens & Minor, Inc.*	1,053,284
24,101	QuidelOrtho Corp.*	1,472,089
88,119	RadNet, Inc.*	2,375,688
		37,346,418
	Household & Personal Products - 1.2%
48,281	elf Beauty, Inc.*	4,472,269
	Insurance - 0.6%
21,615	Selective Insurance Group, Inc.	2,250,338
	Materials - 3.8%
141,302	Axalta Coating Systems Ltd.*	3,706,351
72,518	Cabot Corp.	4,820,997
215,342	Livent Corp.*(1)	3,141,840
52,825	Louisiana-Pacific Corp.	2,708,866
		14,378,054
	Media & Entertainment - 1.9%
104,159	Bumble, Inc. Class A*	1,399,897
206,184	Eventbrite, Inc. Class A*	1,707,203
24,739	Ziff Davis, Inc.*	1,495,720
186,477	ZoomInfo Technologies, Inc.*	2,416,742
		7,019,562
	Pharmaceuticals, Biotechnology & Life Sciences - 10.4%
161,450	Aclaris Therapeutics, Inc.*	804,021
129,107	Alkermes PLC*	3,123,098
21,469	Apogee Therapeutics, Inc.*	368,837
53,175	Blueprint Medicines Corp.*	3,129,881
60,128	Celldex Therapeutics, Inc.*	1,414,211
80,432	Crinetics Pharmaceuticals, Inc.*	2,355,853
162,870	Cytek Biosciences, Inc.*	685,683
59,245	Cytokinetics, Inc.*	2,065,281
75,051	Denali Therapeutics, Inc.*	1,413,210

The accompanying notes are an integral part of these financial statements.
59

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 10.4% - (continued)
524,484	Geron Corp.*	$ 996,520
101,683	ImmunoGen, Inc.*	1,511,009
23,966	Intellia Therapeutics, Inc.*	600,348
60,328	Intra-Cellular Therapies, Inc.*	3,001,921
26,675	Ionis Pharmaceuticals, Inc.*	1,180,902
39,305	Kymera Therapeutics, Inc.*	458,689
16,918	MoonLake Immunotherapeutics*(1)	876,522
37,492	Morphic Holding, Inc.*	747,965
28,823	Nuvalent, Inc. Class A*	1,501,390
30,854	Prothena Corp. PLC*	1,124,937
36,269	RayzeBio, Inc.*	703,619
91,514	Revance Therapeutics, Inc.*	722,045
81,116	Revolution Medicines, Inc.*	1,606,097
24,800	Rocket Pharmaceuticals, Inc.*	448,880
34,239	Sage Therapeutics, Inc.*	641,296
14,626	Structure Therapeutics, Inc. ADR*	1,086,712
31,614	Ultragenyx Pharmaceutical, Inc.*	1,119,136
62,697	Vaxcyte, Inc.*	3,015,726
76,885	Ventyx Biosciences, Inc.*	1,108,682
63,430	Veracyte, Inc.*	1,314,270
		39,126,741
	Semiconductors & Semiconductor Equipment - 4.5%
17,067	Axcelis Technologies, Inc.*	2,176,043
31,936	Cirrus Logic, Inc.*	2,137,476
93,625	Credo Technology Group Holding Ltd.*	1,331,348
28,564	MKS Instruments, Inc.	1,875,512
28,690	Onto Innovation, Inc.*	3,223,895
46,839	Power Integrations, Inc.	3,247,348
53,060	Rambus, Inc.*	2,882,750
		16,874,372
	Software & Services - 12.9%
45,379	Agilysys, Inc.*	3,893,065
63,562	Alarm.com Holdings, Inc.*	3,249,926
40,635	Altair Engineering, Inc. Class A*	2,524,246
48,380	Blackbaud, Inc.*	3,164,052
58,303	Braze, Inc. Class A*	2,482,542
56,580	DoubleVerify Holdings, Inc.*	1,574,621
190,381	EngageSmart, Inc.*	4,312,130
27,227	Five9, Inc.*	1,575,626
155,033	Grid Dynamics Holdings, Inc.*	1,572,035
33,782	Guidewire Software, Inc.*	3,044,772
76,006	Intapp, Inc.*	2,599,405
23,580	Perficient, Inc.*	1,372,120
162,012	PowerSchool Holdings, Inc. Class A*	3,227,279
20,351	Rapid7, Inc.*	946,118
121,850	Sprinklr, Inc. Class A*	1,655,941
63,962	Sprout Social, Inc. Class A*	2,768,275
18,192	SPS Commerce, Inc.*	2,916,905
120,519	Squarespace, Inc. Class A*	3,423,945
26,098	Workiva, Inc.*	2,272,875
		48,575,878
	Technology Hardware & Equipment - 4.7%
34,552	Fabrinet *	5,355,560
31,255	Insight Enterprises, Inc.*	4,478,841
9,539	Littelfuse, Inc.	2,066,815
27,827	Novanta, Inc.*	3,674,834
8,378	Super Micro Computer, Inc.*	2,006,280
		17,582,330
	Total Common Stocks (cost $346,679,857)	$ 367,558,904
Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 1.3%
	Other Investment Pools & Funds - 1.3%
23,670	iShares Russell 2000 Growth ETF (1)		$ 4,899,453
	Total Exchange-Traded Funds (cost $5,035,197)		$ 4,899,453
	Total Long-Term Investments (cost $351,715,054)		$ 372,458,357
SHORT-TERM INVESTMENTS - 1.6%
	Repurchase Agreements - 0.2%
$ 969,804	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $969,946; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $989,225		$ 969,804
	Securities Lending Collateral - 1.4%
810,253	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(2)		810,253
2,700,845	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(2)		2,700,845
810,254	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(2)		810,254
810,254	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(2)		810,254
			5,131,606
	Total Short-Term Investments (cost $6,101,410)		$ 6,101,410
	Total Investments (cost $357,816,464)	100.4%	$ 378,559,767
	Other Assets and Liabilities	(0.4)%	(1,632,325)
	Total Net Assets	100.0%	$ 376,927,442
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
60

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 10,068,908	$ 10,068,908	$ —	$ —
Banks	4,145,872	4,145,872	—	—
Capital Goods	55,050,012	55,050,012	—	—
Commercial & Professional Services	25,806,961	25,806,961	—	—
Consumer Discretionary Distribution & Retail	3,633,696	3,633,696	—	—
Consumer Durables & Apparel	12,661,235	12,661,235	—	—
Consumer Services	17,742,103	17,742,103	—	—
Energy	21,890,610	21,890,610	—	—
Equity Real Estate Investment Trusts (REITs)	6,412,020	6,412,020	—	—
Financial Services	17,153,663	17,153,663	—	—
Food, Beverage & Tobacco	5,367,862	5,367,862	—	—
Health Care Equipment & Services	37,346,418	37,346,418	—	—
Household & Personal Products	4,472,269	4,472,269	—	—
Insurance	2,250,338	2,250,338	—	—
Materials	14,378,054	14,378,054	—	—
Media & Entertainment	7,019,562	7,019,562	—	—
Pharmaceuticals, Biotechnology & Life Sciences	39,126,741	39,126,741	—	—
Semiconductors & Semiconductor Equipment	16,874,372	16,874,372	—	—
Software & Services	48,575,878	48,575,878	—	—
Technology Hardware & Equipment	17,582,330	17,582,330	—	—
Exchange-Traded Funds	4,899,453	4,899,453	—	—
Short-Term Investments	6,101,410	5,131,606	969,804	—
Total	$ 378,559,767	$ 377,589,963	$ 969,804	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
61

Hartford Small Cap Value Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Automobiles & Components - 1.7%
65,794	Phinia, Inc.	$ 1,702,749
	Banks - 15.7%
49,523	Bank OZK	1,773,418
98,149	Cadence Bank	2,078,796
89,636	Columbia Banking System, Inc.	1,763,140
96,673	First Hawaiian, Inc.	1,733,347
73,497	First Interstate BancSystem, Inc. Class A	1,695,576
142,741	FNB Corp.	1,525,901
95,686	Home BancShares, Inc.	1,956,779
86,442	Pacific Premier Bancorp, Inc.	1,642,398
84,644	Sandy Spring Bancorp, Inc.	1,730,970
		15,900,325
	Capital Goods - 9.0%
49,183	Air Lease Corp.	1,703,207
77,392	Kennametal, Inc.	1,788,529
18,379	McGrath RentCorp	1,848,927
132,909	REV Group, Inc.	1,892,624
85,419	Spirit AeroSystems Holdings, Inc. Class A*	1,930,470
		9,163,757
	Commercial & Professional Services - 5.7%
175,092	CoreCivic, Inc.*	2,223,669
2,525	Deluxe Corp.	43,051
64,681	Loomis AB	1,680,233
77,298	MillerKnoll, Inc.	1,816,503
		5,763,456
	Consumer Discretionary Distribution & Retail - 3.1%
160,421	Gap, Inc.	2,053,389
42,613	Monro, Inc.	1,057,654
		3,111,043
	Consumer Durables & Apparel - 8.5%
24,687	Carter's, Inc.	1,657,979
17,462	Helen of Troy Ltd.*	1,716,864
35,487	Kontoor Brands, Inc.	1,648,371
56,639	Steven Madden Ltd.	1,857,193
32,331	Sturm Ruger & Co., Inc.	1,789,521
		8,669,928
	Consumer Services - 6.0%
36,944	Adtalem Global Education, Inc.*	1,913,699
28,864	Cracker Barrel Old Country Store, Inc.	1,915,415
53,886	H&R Block, Inc.	2,212,020
		6,041,134
	Energy - 5.2%
74,810	DMC Global, Inc.*	1,417,649
231,227	Select Water Solutions, Inc.	1,720,329
162,836	Subsea 7 SA ADR	2,128,267
		5,266,245
	Equity Real Estate Investment Trusts (REITs) - 3.0%
114,105	Pebblebrook Hotel Trust REIT	1,361,273
326,211	Piedmont Office Realty Trust, Inc. Class A, REIT	1,699,559
		3,060,832
	Financial Services - 8.9%
51,633	Bread Financial Holdings, Inc.	1,395,640
91,622	Navient Corp.	1,457,706
76,240	PRA Group, Inc.*	938,514
54,295	PROG Holdings, Inc.*	1,487,140
84,981	Radian Group, Inc.	2,153,419
174,160	Rithm Capital Corp. REIT	1,624,913
		9,057,332
	Health Care Equipment & Services - 5.6%
32,785	Globus Medical, Inc. Class A*	1,498,603
31,144	Omnicell, Inc.*	1,106,858
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Health Care Equipment & Services - 5.6% - (continued)
53,792	Premier, Inc. Class A	$ 1,033,882
152,354	Veradigm, Inc.*	2,009,549
		5,648,892
	Household & Personal Products - 3.3%
45,569	Edgewell Personal Care Co.	1,590,358
57,392	Energizer Holdings, Inc.	1,812,439
		3,402,797
	Insurance - 6.7%
33,383	Kemper Corp.	1,331,314
255,949	Lancashire Holdings Ltd.	1,767,009
113,127	ProAssurance Corp.	1,923,159
178,738	SiriusPoint Ltd.*	1,760,569
		6,782,051
	Materials - 2.5%
37,995	Compass Minerals International, Inc.	936,197
121,739	Mativ Holdings, Inc.	1,594,781
		2,530,978
	Media & Entertainment - 1.4%
361,050	National CineMedia, Inc.*(1)	1,411,705
	Pharmaceuticals, Biotechnology & Life Sciences - 2.9%
49,035	Halozyme Therapeutics, Inc.*	1,660,815
44,891	Pacira BioSciences, Inc.*	1,268,620
		2,929,435
	Semiconductors & Semiconductor Equipment - 3.2%
54,450	Ichor Holdings Ltd.*	1,320,957
35,298	Silicon Motion Technology Corp. ADR*	1,891,267
		3,212,224
	Software & Services - 4.3%
156,384	Adeia, Inc.	1,318,317
21,321	InterDigital, Inc.	1,604,405
173,781	Xperi, Inc.*	1,475,401
		4,398,123
	Utilities - 1.9%
34,744	Spire, Inc.	1,932,809
	Total Common Stocks (cost $103,641,426)	$ 99,985,815
EXCHANGE-TRADED FUNDS - 0.7%
	Other Investment Pools & Funds - 0.7%
5,913	iShares Russell 2000 Value ETF	$ 753,316
	Total Exchange-Traded Funds (cost $759,558)	$ 753,316
	Total Long-Term Investments (cost $104,400,984)	$ 100,739,131
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
$ 185,690	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $185,717; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $189,465	$ 185,690
	Securities Lending Collateral - 0.0%
6,000	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(2)	6,000
20,000	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(2)	20,000

The accompanying notes are an integral part of these financial statements.
62

Hartford Small Cap Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2% - (continued)
	Securities Lending Collateral - 0.0% - (continued)
6,000	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(2)		$ 6,000
6,000	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(2)		6,000
			38,000
	Total Short-Term Investments (cost $223,690)		$ 223,690
	Total Investments (cost $104,624,674)	99.5%	$ 100,962,821
	Other Assets and Liabilities	0.5%	483,208
	Total Net Assets	100.0%	$ 101,446,029
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 1,702,749	$ 1,702,749	$ —	$ —
Banks	15,900,325	15,900,325	—	—
Capital Goods	9,163,757	9,163,757	—	—
Commercial & Professional Services	5,763,456	4,083,223	1,680,233	—
Consumer Discretionary Distribution & Retail	3,111,043	3,111,043	—	—
Consumer Durables & Apparel	8,669,928	8,669,928	—	—
Consumer Services	6,041,134	6,041,134	—	—
Energy	5,266,245	5,266,245	—	—
Equity Real Estate Investment Trusts (REITs)	3,060,832	3,060,832	—	—
Financial Services	9,057,332	9,057,332	—	—
Health Care Equipment & Services	5,648,892	5,648,892	—	—
Household & Personal Products	3,402,797	3,402,797	—	—
Insurance	6,782,051	6,782,051	—	—
Materials	2,530,978	2,530,978	—	—
Media & Entertainment	1,411,705	1,411,705	—	—
Pharmaceuticals, Biotechnology & Life Sciences	2,929,435	2,929,435	—	—
Semiconductors & Semiconductor Equipment	3,212,224	3,212,224	—	—
Software & Services	4,398,123	4,398,123	—	—
Utilities	1,932,809	1,932,809	—	—
Exchange-Traded Funds	753,316	753,316	—	—
Short-Term Investments	223,690	38,000	185,690	—
Total	$ 100,962,821	$ 99,096,898	$ 1,865,923	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
63

The Hartford Small Company Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Automobiles & Components - 1.0%
45,059	Visteon Corp.*	$ 5,187,643
	Banks - 0.9%
229,545	Cadence Bank	4,861,763
	Capital Goods - 16.0%
25,954	Acuity Brands, Inc.	4,203,769
146,437	Ameresco, Inc. Class A*	3,829,328
94,344	Applied Industrial Technologies, Inc.	14,482,747
339,443	AZEK Co., Inc.*	8,893,407
42,387	Comfort Systems USA, Inc.	7,708,076
47,941	Curtiss-Wright Corp.	9,531,150
359,855	Fluor Corp.*	11,979,573
40,701	Middleby Corp.*	4,593,922
157,161	Rush Enterprises, Inc. Class A	5,591,788
420,195	Shoals Technologies Group, Inc. Class A*	6,454,195
335,273	Zurn Elkay Water Solutions Corp. Class C	8,871,324
		86,139,279
	Commercial & Professional Services - 7.3%
211,530	Aris Water Solutions, Inc. Class A	1,766,276
82,874	Casella Waste Systems, Inc. Class A*	6,252,843
367,666	ExlService Holdings, Inc.*	9,599,759
80,895	TriNet Group, Inc.*	8,311,961
689,628	Verra Mobility Corp.*	13,633,946
		39,564,785
	Consumer Discretionary Distribution & Retail - 1.9%
58,337	Boot Barn Holdings, Inc.*	4,054,422
152,329	Global-e Online Ltd.*	5,348,271
26,907	Tory Burch LLC*(1)(2)	889,560
		10,292,253
	Consumer Durables & Apparel - 3.6%
65,881	Crocs, Inc.*	5,884,491
136,803	Skyline Champion Corp.*	8,020,760
128,977	YETI Holdings, Inc.*	5,484,102
		19,389,353
	Consumer Services - 6.7%
125,705	Boyd Gaming Corp.	6,945,201
26,547	Duolingo, Inc.*	3,877,189
229,358	European Wax Center, Inc. Class A*	3,387,618
164,710	H&R Block, Inc.	6,761,346
75,869	Wingstop, Inc.	13,866,577
150,337	WW International, Inc.*	1,175,635
		36,013,566
	Energy - 5.8%
189,454	Cactus, Inc. Class A	8,892,971
46,477	Chord Energy Corp.	7,683,578
132,999	Seadrill Ltd.*	5,256,120
329,938	Viper Energy Partners LP(3)	9,396,634
		31,229,303
	Equity Real Estate Investment Trusts (REITs) - 3.1%
232,621	Phillips Edison & Co., Inc. REIT	8,213,847
101,218	Ryman Hospitality Properties, Inc. REIT	8,664,261
		16,878,108
	Financial Services - 2.0%
259,391	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT(3)	4,445,962
80,505	PJT Partners, Inc. Class A	6,308,372
		10,754,334
	Food, Beverage & Tobacco - 2.8%
62,282	Celsius Holdings, Inc.*	9,472,469
130,945	TreeHouse Foods, Inc.*	5,459,097
		14,931,566
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Health Care Equipment & Services - 10.8%
80,074	Acadia Healthcare Co., Inc.*	$ 5,886,240
229,139	Cross Country Healthcare, Inc.*	5,306,859
105,432	Glaukos Corp.*	7,190,462
110,930	Haemonetics Corp.*	9,454,564
85,892	HealthEquity, Inc.*	6,156,739
107,035	Inari Medical, Inc.*	6,498,095
37,395	Inspire Medical Systems, Inc.*	5,503,048
20,883	Lantheus Holdings, Inc.*	1,349,042
191,535	PROCEPT BioRobotics Corp.*(3)	5,131,223
28,990	Shockwave Medical, Inc.*	5,979,477
		58,455,749
	Household & Personal Products - 1.8%
104,106	elf Beauty, Inc.*	9,643,339
	Insurance - 1.1%
591,659	SiriusPoint Ltd.*	5,827,841
	Materials - 3.0%
168,079	Cabot Corp.	11,173,892
352,600	Livent Corp.*(3)	5,144,434
		16,318,326
	Media & Entertainment - 3.9%
201,857	Cargurus, Inc.*	3,477,996
188,680	Criteo SA ADR*	5,333,984
764,960	Eventbrite, Inc. Class A*	6,333,869
93,675	Ziff Davis, Inc.*	5,663,590
		20,809,439
	Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
280,402	Aclaris Therapeutics, Inc.*	1,396,402
40,492	Akero Therapeutics, Inc.*	482,665
226,775	Amicus Therapeutics, Inc.*	2,487,722
66,339	Apellis Pharmaceuticals, Inc.*	3,228,056
14,414	Ascendis Pharma AS ADR*	1,287,314
54,511	Blueprint Medicines Corp.*	3,208,517
56,918	Celldex Therapeutics, Inc.*	1,338,711
126,491	Crinetics Pharmaceuticals, Inc.*	3,704,921
94,450	Cytokinetics, Inc.*	3,292,527
243,525	Immatics NV*	1,862,966
54,796	Immunocore Holdings PLC ADR*	2,432,942
94,599	ImmunoGen, Inc.*	1,405,741
62,864	Intellia Therapeutics, Inc.*	1,574,743
111,214	Intra-Cellular Therapies, Inc.*	5,534,009
63,677	Kymera Therapeutics, Inc.*	743,111
80,852	Merus NV*	1,625,934
54,928	Morphic Holding, Inc.*	1,095,814
39,767	Prothena Corp. PLC*	1,449,905
76,575	PTC Therapeutics, Inc.*	1,435,781
76,281	Revance Therapeutics, Inc.*	601,857
88,776	Revolution Medicines, Inc.*	1,757,765
210,330	Rocket Pharmaceuticals, Inc.*	3,806,973
40,920	Structure Therapeutics, Inc. ADR*	3,040,356
102,944	Syndax Pharmaceuticals, Inc.*	1,449,452
88,923	Vaxcyte, Inc.*	4,277,196
30,782	Ventyx Biosciences, Inc.*	443,876
167,039	Verona Pharma PLC ADR*	2,330,194
		57,295,450
	Semiconductors & Semiconductor Equipment - 2.7%
48,589	MKS Instruments, Inc.	3,190,353
37,935	SiTime Corp.*	3,785,913
61,380	Synaptics, Inc.*	5,135,051
18,733	Universal Display Corp.	2,607,259
		14,718,576
	Software & Services - 10.3%
206,338	Clearwater Analytics Holdings, Inc. Class A*	3,730,591
42,144	CyberArk Software Ltd.*	6,896,444

The accompanying notes are an integral part of these financial statements.
64

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.5% - (continued)
	Software & Services - 10.3% - (continued)
289,493	DoubleVerify Holdings, Inc.*		$ 8,056,590
105,283	Five9, Inc.*		6,092,727
95,864	Intapp, Inc.*		3,278,549
376,420	Jamf Holding Corp.*		6,045,305
29,088	Manhattan Associates, Inc.*		5,671,578
445,142	PowerSchool Holdings, Inc. Class A*		8,867,229
52,204	RingCentral, Inc. Class A*		1,387,583
131,268	Sprout Social, Inc. Class A*		5,681,279
			55,707,875
	Technology Hardware & Equipment - 3.2%
210,186	Calix, Inc.*		6,961,360
54,768	ePlus, Inc.*		3,423,000
51,712	Novanta, Inc.*		6,829,087
			17,213,447
	Total Common Stocks (cost $543,020,566)		$ 531,231,995
EXCHANGE-TRADED FUNDS - 0.4%
	Other Investment Pools & Funds - 0.4%
9,728	iShares Russell 2000 Growth ETF		$ 2,013,599
	Total Exchange-Traded Funds (cost $2,083,492)		$ 2,013,599
	Total Long-Term Investments (cost $545,104,058)		$ 533,245,594
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.3%
$ 1,306,893	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $1,307,085; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $1,333,055		$ 1,306,893
	Securities Lending Collateral - 0.5%
449,595	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(4)		449,595
1,498,650	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(4)		1,498,650
449,595	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(4)		449,595
449,595	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(4)		449,595
			2,847,435
	Total Short-Term Investments (cost $4,154,328)		$ 4,154,328
	Total Investments (cost $549,258,386)	99.7%	$ 537,399,922
	Other Assets and Liabilities	0.3%	1,871,694
	Total Net Assets	100.0%	$ 539,271,616
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $889,560 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
11/2013	Tory Burch LLC	26,907	$ 2,108,912	$ 889,560

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
65

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 5,187,643	$ 5,187,643	$ —	$ —
Banks	4,861,763	4,861,763	—	—
Capital Goods	86,139,279	86,139,279	—	—
Commercial & Professional Services	39,564,785	39,564,785	—	—
Consumer Discretionary Distribution & Retail	10,292,253	9,402,693	—	889,560
Consumer Durables & Apparel	19,389,353	19,389,353	—	—
Consumer Services	36,013,566	36,013,566	—	—
Energy	31,229,303	31,229,303	—	—
Equity Real Estate Investment Trusts (REITs)	16,878,108	16,878,108	—	—
Financial Services	10,754,334	10,754,334	—	—
Food, Beverage & Tobacco	14,931,566	14,931,566	—	—
Health Care Equipment & Services	58,455,749	58,455,749	—	—
Household & Personal Products	9,643,339	9,643,339	—	—
Insurance	5,827,841	5,827,841	—	—
Materials	16,318,326	16,318,326	—	—
Media & Entertainment	20,809,439	20,809,439	—	—
Pharmaceuticals, Biotechnology & Life Sciences	57,295,450	57,295,450	—	—
Semiconductors & Semiconductor Equipment	14,718,576	14,718,576	—	—
Software & Services	55,707,875	55,707,875	—	—
Technology Hardware & Equipment	17,213,447	17,213,447	—	—
Exchange-Traded Funds	2,013,599	2,013,599	—	—
Short-Term Investments	4,154,328	2,847,435	1,306,893	—
Total	$ 537,399,922	$ 535,203,469	$ 1,306,893	$ 889,560

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
66

Hartford Domestic Equity Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
CVR	Contingent Value Rights
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
67

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities
October 31, 2023

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Assets:
Investments in securities, at market value(1)	$ 5,109,755,923	$ 8,663,871,992	$ 14,618,404,304	$ 4,817,609,132	$ 3,929,189,811	$ 1,067,657,361
Repurchase agreements	26,311,779	16,165,769	31,437,831	1,446,545	17,473,927	1,384,347
Cash	101,155,651	61,837,265	120,346,830	5,621,867	66,869,302	5,310,107
Cash collateral due from broker on futures contracts	7,459,200	—	—	—	—	—
Cash collateral held for securities on loan	303,967	—	—	295	1,757,608	79,565
Foreign currency	1,841,905	—	1,804,898	415	—	378,305
Receivables:
Investment securities sold	21,272,665	6,394,100	—	28,721,988	72,526,361	68,796
Fund shares sold	3,194,629	14,347,698	23,372,424	7,372,496	2,625,763	388,893
Dividends and interest	2,777,234	7,265,241	11,767,872	1,925,196	2,563	416,614
Securities lending income	2,379	—	—	3,891	23,142	747
Variation margin on futures contracts	654,897	—	—	—	—	—
Tax reclaims	550,819	—	5,181,858	1,796,346	55,282	368,774
Other assets	82,380	125,236	214,172	122,224	78,771	41,456
Total assets	5,275,363,428	8,770,007,301	14,812,530,189	4,864,620,395	4,090,602,530	1,076,094,965
Liabilities:
Obligation to return securities lending collateral	6,079,332	—	—	5,907	35,152,160	1,591,291
Payables:
Investment securities purchased	14,448,905	4,329,076	—	10,884,810	70,728,220	—
Fund shares redeemed	6,424,267	40,187,716	21,421,129	7,550,614	4,055,875	1,023,200
Investment management fees	3,044,762	2,532,820	7,655,030	2,574,828	2,450,795	819,213
Transfer agent fees	875,076	936,731	1,445,985	587,030	615,407	211,463
Accounting services fees	70,574	115,718	195,081	64,962	54,355	15,912
Board of Directors' fees	21,990	36,722	57,498	19,384	16,465	4,921
Distribution fees	169,611	128,116	208,486	91,128	102,918	34,794
Accrued expenses	149,154	223,992	323,070	116,742	102,118	66,257
Total liabilities	31,283,671	48,490,891	31,306,279	21,895,405	113,278,313	3,767,051
Net assets	$ 5,244,079,757	$ 8,721,516,410	$ 14,781,223,910	$ 4,842,724,990	$ 3,977,324,217	$ 1,072,327,914
Summary of Net Assets:
Capital stock and paid-in-capital	$ 4,688,719,103	$ 5,529,626,686	$ 10,812,903,003	$ 4,052,337,221	$ 4,318,176,215	$ 924,251,293
Distributable earnings (loss)	555,360,654	3,191,889,724	3,968,320,907	790,387,769	(340,851,998)	148,076,621
Net assets	$ 5,244,079,757	$ 8,721,516,410	$ 14,781,223,910	$ 4,842,724,990	$ 3,977,324,217	$ 1,072,327,914
Shares authorized	1,540,000,000	825,000,000	1,405,000,000	825,000,000	19,850,000,000	485,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0001	$ 0.0010
Class A: Net asset value per share	$ 34.17	$ 41.56	$ 29.39	$ 19.09	$ 35.65	$ 32.57
Maximum offering price per share	36.16	43.98	31.10	20.20	37.72	34.47
Shares outstanding	115,427,328	35,198,963	145,576,924	90,359,929	58,929,712	19,025,811
Net Assets	$ 3,943,920,591	$ 1,463,010,417	$ 4,279,089,762	$ 1,724,625,547	$ 2,100,920,985	$ 619,716,555
Class C: Net asset value per share	$ 21.26	$ 37.22	$ 28.06	$ 18.98	$ 8.91	$ 22.64
Shares outstanding	2,964,676	9,987,472	6,112,378	5,579,723	10,713,579	2,097,403
Net Assets	$ 63,034,377	$ 371,746,076	$ 171,495,066	$ 105,887,485	$ 95,447,779	$ 47,481,251
Class I: Net asset value per share	$ 34.48	$ 41.73	$ 29.20	$ 18.92	$ 39.58	$ 35.52
Shares outstanding	12,889,989	65,715,696	119,346,445	77,659,614	21,919,037	6,935,915
Net Assets	$ 444,438,882	$ 2,742,608,812	$ 3,485,205,028	$ 1,469,700,376	$ 867,649,418	$ 246,362,449
Class R3: Net asset value per share	$ 39.48	$ 42.15	$ 29.95	$ 19.14	$ 35.00	$ 33.21
Shares outstanding	654,761	1,179,496	1,574,031	1,286,725	866,718	605,018
Net Assets	$ 25,851,234	$ 49,720,747	$ 47,143,016	$ 24,625,655	$ 30,333,125	$ 20,092,657
Class R4: Net asset value per share	$ 41.75	$ 43.05	$ 30.22	$ 19.17	$ 39.46	$ 36.29
Shares outstanding	591,636	2,923,139	2,559,793	2,129,243	1,087,549	343,511
Net Assets	$ 24,703,200	$ 125,828,900	$ 77,364,750	$ 40,820,657	$ 42,910,340	$ 12,466,258
Class R5: Net asset value per share	$ 42.97	$ 42.11	$ 30.38	$ 19.30	$ 43.51	$ 39.27
Shares outstanding	452,842	2,997,983	4,964,870	3,093,660	170,831	127,535
Net Assets	$ 19,457,020	$ 126,234,815	$ 150,815,915	$ 59,721,901	$ 7,433,681	$ 5,008,316
The accompanying notes are an integral part of these financial statements.
68

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Class R6: Net asset value per share	$ 43.35	$ 42.32	$ 30.38	$ 19.37	$ 44.92	$ 40.18
Shares outstanding	1,492,782	26,091,028	25,238,070	8,239,834	708,561	1,263,979
Net Assets	$ 64,711,800	$ 1,104,198,732	$ 766,610,315	$ 159,605,842	$ 31,826,838	$ 50,785,544
Class Y: Net asset value per share	$ 43.30	$ 42.30	$ 30.38	$ 19.38	$ 44.74	$ 40.01
Shares outstanding	499,316	11,145,019	16,446,071	5,433,250	1,831,048	1,070,005
Net Assets	$ 21,622,796	$ 471,414,452	$ 499,611,407	$ 105,277,794	$ 81,917,859	$ 42,814,961
Class F: Net asset value per share	$ 34.48	$ 41.78	$ 29.18	$ 18.92	$ 39.95	$ 35.80
Shares outstanding	18,453,681	54,252,035	181,792,412	60,901,374	17,994,345	770,906
Net Assets	$ 636,339,857	$ 2,266,753,459	$ 5,303,888,651	$ 1,152,459,733	$ 718,884,192	$ 27,599,923
Cost of investments	$ 4,487,770,635	$ 5,733,171,641	$ 10,765,689,037	$ 4,302,845,496	$ 3,488,271,929	$ 896,146,666
Cost of foreign currency	$ 1,883,430	$ —	$ 1,806,226	$ 417	$ —	$ 374,179
(1) Includes Investment in securities on loan, at market value	$ 6,115,312	$ —	$ —	$ 5,863	$ 35,345,325	$ 1,537,758
The accompanying notes are an integral part of these financial statements.
69

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$ 5,602,560,780	$ 873,168,854	$ 377,589,963	$ 100,777,131	$ 536,093,029
Repurchase agreements	1,095,378	439,502	969,804	185,690	1,306,893
Investments in affiliated investments, at market value	51,473,131	—	—	—	—
Cash	4,187,701	1,663,428	3,759,832	709,439	4,999,482
Cash collateral held for securities on loan	184,595	—	270,085	2,000	149,865
Receivables:
From affiliates	—	—	—	7,413	—
Investment securities sold	32,696,877	12,088,378	2,251,606	246,390	—
Fund shares sold	5,782,688	1,161,592	265,938	19,409	757,773
Dividends and interest	1,302,332	207,309	22,936	57,665	26,246
Securities lending income	4,815	—	3,377	260	1,281
Other assets	102,742	54,082	39,711	46,971	50,383
Total assets	5,699,391,039	888,783,145	385,173,252	102,052,368	543,384,952
Liabilities:
Obligation to return securities lending collateral	3,691,900	—	5,401,691	40,000	2,997,300
Payables:
Investment securities purchased	30,045,316	6,262,263	2,180,586	326,874	—
Fund shares redeemed	10,318,359	1,104,857	278,741	120,381	528,193
Investment management fees	3,611,914	543,517	263,142	62,006	389,423
Transfer agent fees	764,307	109,747	91,793	22,697	97,712
Accounting services fees	79,965	13,267	6,714	1,512	9,020
Board of Directors' fees	27,498	3,522	1,796	482	2,457
Distribution fees	105,589	16,402	6,460	1,903	11,904
Accrued expenses	298,630	74,254	14,887	30,484	77,327
Total liabilities	48,943,478	8,127,829	8,245,810	606,339	4,113,336
Net assets	$ 5,650,447,561	$ 880,655,316	$ 376,927,442	$ 101,446,029	$ 539,271,616
Summary of Net Assets:
Capital stock and paid-in-capital	$ 4,989,797,736	$ 814,358,192	$ 347,968,004	$ 105,759,479	$ 703,895,090
Distributable earnings (loss)	660,649,825	66,297,124	28,959,438	(4,313,450)	(164,623,474)
Net assets	$ 5,650,447,561	$ 880,655,316	$ 376,927,442	$ 101,446,029	$ 539,271,616
Shares authorized	1,105,000,000	485,000,000	22,100,000,000	860,000,000	525,000,000
Par value	$ 0.0050	$ 0.0010	$ 0.0001	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 21.67	$ 14.57	$ 35.01	$ 9.97	$ 14.89
Maximum offering price per share	22.93	15.42	37.05	10.55	15.76
Shares outstanding	89,268,936	25,208,327	4,037,662	4,557,630	17,838,216
Net Assets	$ 1,934,771,149	$ 367,293,755	$ 141,361,636	$ 45,430,500	$ 265,549,833
Class C: Net asset value per share	$ 11.28	$ 10.75	$ 18.87	$ 8.34	$ 6.75
Shares outstanding	11,766,543	466,888	67,631	179,319	383,000
Net Assets	$ 132,668,263	$ 5,018,825	$ 1,276,125	$ 1,495,637	$ 2,583,861
Class I: Net asset value per share	$ 23.04	$ 14.79	$ 38.08	$ 10.00	$ 16.55
Shares outstanding	45,199,919	2,683,755	1,226,995	1,767,904	1,352,763
Net Assets	$ 1,041,241,074	$ 39,689,748	$ 46,722,962	$ 17,685,341	$ 22,387,177
Class R3: Net asset value per share	$ 25.19	$ 15.52	$ 33.90	$ 10.45	$ 16.80
Shares outstanding	2,055,440	366,890	150,888	50,803	538,852
Net Assets	$ 51,786,574	$ 5,694,423	$ 5,115,422	$ 530,857	$ 9,054,092
Class R4: Net asset value per share	$ 27.18	$ 16.02	$ 37.13	$ 10.64	$ 18.81
Shares outstanding	1,945,347	272,479	209,359	12,039	383,099
Net Assets	$ 52,865,453	$ 4,366,079	$ 7,773,586	$ 128,082	$ 7,204,416
Class R5: Net asset value per share	$ 28.74	$ 16.35	$ 40.71	$ 10.62	$ 20.76
Shares outstanding	2,068,211	119,848	304,464	174,650	137,694
Net Assets	$ 59,431,512	$ 1,959,107	$ 12,393,623	$ 1,854,581	$ 2,858,626
Class R6: Net asset value per share	$ 29.30	$ 14.80	$ 41.74	$ 10.62	$ 21.50
Shares outstanding	14,862,631	7,222	814,837	753,903	334,861
Net Assets	$ 435,508,396	$ 106,854	$ 34,009,169	$ 8,003,942	$ 7,199,103
The accompanying notes are an integral part of these financial statements.
70

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class Y: Net asset value per share	$ 29.19	$ 16.40	$ 41.66	$ 10.60	$ 21.38
Shares outstanding	9,894,049	398,069	2,473,365	231,011	325,460
Net Assets	$ 288,853,131	$ 6,527,038	$ 103,031,930	$ 2,447,566	$ 6,959,252
Class F: Net asset value per share	$ 23.22	$ 14.80	$ 38.42	$ 10.00	$ 16.76
Shares outstanding	71,197,111	30,411,803	657,023	2,386,980	12,857,522
Net Assets	$ 1,653,322,009	$ 449,999,487	$ 25,242,989	$ 23,869,523	$ 215,475,256
Cost of investments	$ 4,879,658,393	$ 839,303,194	$ 357,816,464	$ 104,624,674	$ 549,258,386
Cost of investments in affiliated investments	$ 117,750,176	$ —	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 3,570,563	$ —	$ 5,336,950	$ 39,100	$ 2,923,672
The accompanying notes are an integral part of these financial statements.
71

Hartford Domestic Equity Funds
 Statements of Operations
For the Year Ended October 31, 2023

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Investment Income:
Dividends	$ 85,206,210	$ 144,165,352	$ 339,897,924	$ 156,186,998	$ 16,171,738	$ 12,358,789
Interest	5,810,947	2,409,155	17,000,086	5,187,312	2,910,525	656,018
Securities lending — net	32,559	—	110,353	256,484	139,718	12,018
Foreign withholding tax reclaims	1,888,107	—	1,792,505	—	—	—
Less: Foreign tax withheld	(911,459)	—	(4,738,621)	(1,885,430)	(129,406)	(149,565)
Total investment income, net	92,026,364	146,574,507	354,062,247	159,745,364	19,092,575	12,877,260
Expenses:
Investment management fees	38,013,044	31,620,380	93,324,072	31,907,103	29,483,713	10,688,274
Transfer agent fees
Class A	4,590,508	1,375,776	3,860,606	1,508,088	2,341,425	833,401
Class C	115,854	379,417	197,885	127,768	158,332	96,841
Class I	436,292	3,065,659	3,637,276	1,594,436	885,931	307,490
Class R3	64,581	121,363	113,247	58,574	61,241	50,170
Class R4	40,298	209,347	149,048	71,493	64,860	20,298
Class R5	25,337	143,910	179,732	77,328	14,602	10,512
Class R6	1,022	33,912	29,794	5,439	1,473	1,256
Class Y	75,737	414,922	560,389	103,998	142,131	54,107
Class F	4,834	32,694	46,076	12,816	14,024	641
Distribution fees
Class A	10,651,286	3,727,841	11,202,681	4,677,982	5,306,572	1,736,020
Class C	781,465	4,127,512	1,852,968	1,286,196	1,196,915	681,945
Class R3	146,776	275,826	264,013	139,051	154,994	117,261
Class R4	66,913	367,707	226,098	105,137	110,928	36,582
Custodian fees	20,913	39,022	108,526	22,186	14,310	11,175
Registration and filing fees	167,961	251,455	519,050	347,569	244,929	129,140
Accounting services fees	794,579	1,314,474	2,165,813	737,376	583,787	188,316
Board of Directors' fees	159,373	265,514	440,306	148,139	115,517	34,949
Audit and tax fees	50,441	29,617	54,909	31,047	33,537	34,145
Other expenses	518,824	853,829	1,503,201	486,115	413,173	150,632
Total expenses (before waivers, reimbursements and fees paid indirectly)	56,726,038	48,650,177	120,435,690	43,447,841	41,342,394	15,183,155
Transfer agent fee waivers	—	—	(108,060)	—	—	—
Distribution fee reimbursements	(197,274)	(75,800)	(113,421)	(16,610)	(165,121)	(23,677)
Commission recapture	(47,840)	(43,007)	(92,820)	(21,287)	(54,596)	(10,037)
Total waivers, reimbursements and fees paid indirectly	(245,114)	(118,807)	(314,301)	(37,897)	(219,717)	(33,714)
Total expenses	56,480,924	48,531,370	120,121,389	43,409,944	41,122,677	15,149,441
Net Investment Income (Loss)	35,545,440	98,043,137	233,940,858	116,335,420	(22,030,102)	(2,272,181)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(67,339,583)	214,638,853	57,443,693	283,958,405	(173,316,866)	(19,233,739)
In-Kind Redemptions	—	—	(7,936,735) (1)	—	(32,684,108) (1)	—
Futures contracts	22,677,524	—	—	—	—	—
Other foreign currency transactions	3,866	—	(143,628)	49,418	(94,700)	77,875
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(44,658,193)	214,638,853	49,363,330	284,007,823	(206,095,674)	(19,155,864)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	298,972,327	357,139,839	151,741,966	(457,644,624)	886,590,324	(32,907,465)
Futures contracts	(1,556,518)	—	—	—	—	—
Translation of other assets and liabilities in foreign currencies	(15,053)	—	(1,328)	101,745	—	30,499
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	297,400,756	357,139,839	151,740,638	(457,542,879)	886,590,324	(32,876,966)
The accompanying notes are an integral part of these financial statements.
72

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	252,742,563	571,778,692	201,103,968	(173,535,056)	680,494,650	(52,032,830)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 288,288,003	$ 669,821,829	$ 435,044,826	$ (57,199,636)	$ 658,464,548	$ (54,305,011)

(1)	See Note 13 in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
73

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$ 47,406,261	$ 16,059,606	$ 2,987,772	$ 2,914,170	$ 4,753,438
Dividends from affiliated investments	299,448	—	—	—	—
Interest	192,853	369,424	239,410	36,814	310,973
Securities lending — net	244,819	448	17,144	2,268	87,394
Less: Foreign tax withheld	(58,869)	(172,663)	—	(9,797)	—
Total investment income, net	48,084,512	16,256,815	3,244,326	2,943,455	5,151,805
Expenses:
Investment management fees	49,637,390	6,648,064	3,477,991	835,107	5,020,781
Transfer agent fees
Class A	2,571,976	569,779	350,357	97,564	527,440
Class C	237,088	11,976	4,049	4,389	9,080
Class I	1,211,046	42,234	51,706	27,732	32,888
Class R3	134,419	13,616	13,074	1,609	22,665
Class R4	116,610	11,857	18,094	204	14,547
Class R5	72,034	2,509	14,248	2,198	4,660
Class R6	23,646	2	1,761	320	291
Class Y	389,162	8,182	131,587	3,222	14,007
Class F	54,731	8,584	286	343	4,175
Distribution fees
Class A	5,604,814	986,299	399,440	126,288	759,879
Class C	1,790,029	66,243	16,431	17,556	36,457
Class R3	305,497	30,945	29,714	3,658	51,511
Class R4	176,467	17,438	27,128	300	21,719
Custodian fees	134,198	5,379	5,458	8,779	26,021
Registration and filing fees	191,700	167,694	120,471	119,015	136,938
Accounting services fees	956,595	148,205	78,791	23,773	103,299
Board of Directors' fees	187,520	26,669	12,248	3,331	17,300
Audit and tax fees	31,216	29,687	30,912	24,523	34,262
Other expenses	874,952	207,513	59,714	29,020	165,102
Total expenses (before waivers, reimbursements and fees paid indirectly)	64,701,090	9,002,875	4,843,460	1,328,931	7,003,022
Expense waivers	—	—	—	(45,718)	—
Transfer agent fee waivers	(69,091)	—	(45,902)	—	—
Distribution fee reimbursements	(74,775)	(8,543)	(15,974)	(4,032)	(15,993)
Commission recapture	(39,446)	(11,435)	(5,307)	(1,967)	(9,033)
Total waivers, reimbursements and fees paid indirectly	(183,312)	(19,978)	(67,183)	(51,717)	(25,026)
Total expenses	64,517,778	8,982,897	4,776,277	1,277,214	6,977,996
Net Investment Income (Loss)	(16,433,266)	7,273,918	(1,531,951)	1,666,241	(1,826,191)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	177,146,653	52,484,626	43,947,170	2,664,138	(23,922,463)
Investments in affiliated investments	(19,981,094)	—	—	—	—
Other foreign currency transactions	—	(193)	—	(3,415)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	157,165,559	52,484,433	43,947,170	2,660,723	(23,922,463)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(166,860,707)	(56,443,443)	(61,428,086)	(7,538,189)	(25,160,583)
Investments in affiliated investments	(43,098,901)	—	—	—	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(209,959,608)	(56,443,443)	(61,428,086)	(7,538,189)	(25,160,583)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(52,794,049)	(3,959,010)	(17,480,916)	(4,877,466)	(49,083,046)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (69,227,315)	$ 3,314,908	$ (19,012,867)	$ (3,211,225)	$ (50,909,237)
The accompanying notes are an integral part of these financial statements.
74

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 35,545,440	$ 24,090,543	$ 98,043,137	$ 104,381,385
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(44,658,193)	286,153,003	214,638,853	261,921,622
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	297,400,756	(1,620,161,903)	357,139,839	(2,322,465,638)
Net Increase (Decrease) in Net Assets Resulting from Operations	288,288,003	(1,309,918,357)	669,821,829	(1,956,162,631)
Distributions to Shareholders:
Class A	(242,164,996)	(796,677,684)	(52,995,084)	(51,017,295)
Class C	(7,178,623)	(29,128,173)	(13,816,209)	(16,212,320)
Class I	(29,801,322)	(102,158,238)	(133,686,743)	(152,148,957)
Class R3	(1,411,714)	(5,487,633)	(1,727,395)	(1,879,952)
Class R4	(1,257,346)	(4,376,163)	(5,257,666)	(6,771,984)
Class R5	(1,351,241)	(4,206,771)	(5,321,873)	(6,967,996)
Class R6	(1,166,798)	(4,348,041)	(42,907,817)	(34,560,184)
Class Y	(3,487,697)	(14,390,368)	(20,188,549)	(28,782,055)
Class F	(41,511,983)	(127,204,207)	(93,707,829)	(106,456,492)
Total distributions	(329,331,720)	(1,087,977,278)	(369,609,165)	(404,797,235)
Capital Share Transactions:
Sold	248,910,335	311,222,644	1,521,122,198	2,598,490,371
Issued on reinvestment of distributions	319,310,254	1,052,622,491	353,594,768	386,652,441
Redeemed	(1,006,203,886)	(978,028,941)	(3,118,135,702)	(3,624,085,413)
Net increase (decrease) from capital share transactions	(437,983,297)	385,816,194	(1,243,418,736)	(638,942,601)
Net Increase (Decrease) in Net Assets	(479,027,014)	(2,012,079,441)	(943,206,072)	(2,999,902,467)
Net Assets:
Beginning of period	5,723,106,771	7,735,186,212	9,664,722,482	12,664,624,949
End of period	$ 5,244,079,757	$ 5,723,106,771	$ 8,721,516,410	$ 9,664,722,482
The accompanying notes are an integral part of these financial statements.
75

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 233,940,858	$ 210,694,682	$ 116,335,420	$ 98,590,191
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	49,363,330	694,901,386	284,007,823	529,625,401
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	151,740,638	(1,873,667,525)	(457,542,879)	(613,039,714)
Net Increase (Decrease) in Net Assets Resulting from Operations	435,044,826	(968,071,457)	(57,199,636)	15,175,878
Distributions to Shareholders:
Class A	(258,300,614)	(269,880,132)	(222,546,956)	(162,568,145)
Class C	(9,966,061)	(9,041,795)	(14,852,255)	(12,492,883)
Class I	(230,854,568)	(200,183,734)	(190,487,435)	(124,787,388)
Class R3	(2,873,582)	(3,403,765)	(3,224,249)	(2,733,877)
Class R4	(5,193,022)	(5,762,217)	(4,607,397)	(3,872,094)
Class R5	(13,397,426)	(15,325,417)	(9,203,985)	(7,100,587)
Class R6	(40,890,461)	(29,887,062)	(13,555,380)	(7,472,847)
Class Y	(41,051,593)	(53,664,884)	(14,227,547)	(10,565,778)
Class F	(328,822,418)	(301,110,451)	(140,609,528)	(103,493,641)
Total distributions	(931,349,745)	(888,259,457)	(613,314,732)	(435,087,240)
Capital Share Transactions:
Sold	3,166,633,761	5,411,538,165	1,279,665,814	1,130,238,868
Issued on reinvestment of distributions	886,525,833	846,009,458	591,769,542	420,406,777
Redeemed	(4,403,636,095)	(3,440,313,459)	(1,384,892,411)	(999,150,768)
Net increase (decrease) from capital share transactions	(350,476,501)	2,817,234,164	486,542,945	551,494,877
Net Increase (Decrease) in Net Assets	(846,781,420)	960,903,250	(183,971,423)	131,583,515
Net Assets:
Beginning of period	15,628,005,330	14,667,102,080	5,026,696,413	4,895,112,898
End of period	$ 14,781,223,910	$ 15,628,005,330	$ 4,842,724,990	$ 5,026,696,413
The accompanying notes are an integral part of these financial statements.
76

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ (22,030,102)	$ (38,976,574)	$ (2,272,181)	$ (3,361,967)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(206,095,674)	(609,210,536)	(19,155,864)	12,375,056
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	886,590,324	(2,276,286,253)	(32,876,966)	(233,122,659)
Net Increase (Decrease) in Net Assets Resulting from Operations	658,464,548	(2,924,473,363)	(54,305,011)	(224,109,570)
Distributions to Shareholders:
Class A	—	(697,296,082)	(7,331,092)	(86,099,036)
Class C	—	(147,140,068)	(1,219,667)	(17,656,083)
Class I	—	(370,501,893)	(3,098,841)	(41,655,813)
Class R3	—	(10,091,141)	(254,124)	(3,035,400)
Class R4	—	(13,268,156)	(149,762)	(2,247,542)
Class R5	—	(4,087,401)	(87,212)	(1,042,154)
Class R6	—	(11,501,636)	(471,423)	(497,706)
Class Y	—	(90,278,847)	(442,850)	(9,938,908)
Class F	—	(210,961,202)	(315,373)	(4,255,546)
Total distributions	—	(1,555,126,426)	(13,370,344)	(166,428,188)
Capital Share Transactions:
Sold	477,043,015	858,424,489	112,945,044	186,449,080
Issued on reinvestment of distributions	—	1,448,388,944	12,726,329	157,999,398
Redeemed	(1,366,852,230)	(1,702,013,695)	(303,766,347)	(364,441,921)
Net increase (decrease) from capital share transactions	(889,809,215)	604,799,738	(178,094,974)	(19,993,443)
Net Increase (Decrease) in Net Assets	(231,344,667)	(3,874,800,051)	(245,770,329)	(410,531,201)
Net Assets:
Beginning of period	4,208,668,884	8,083,468,935	1,318,098,243	1,728,629,444
End of period	$ 3,977,324,217	$ 4,208,668,884	$ 1,072,327,914	$ 1,318,098,243
The accompanying notes are an integral part of these financial statements.
77

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford MidCap Fund		The Hartford MidCap Value Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ (16,433,266)	$ (18,862,259)	$ 7,273,918	$ 4,321,020
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	157,165,559	673,996,076	52,484,433	73,489,920
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(209,959,608)	(3,639,407,278)	(56,443,443)	(114,419,726)
Net Increase (Decrease) in Net Assets Resulting from Operations	(69,227,315)	(2,984,273,461)	3,314,908	(36,608,786)
Distributions to Shareholders:
Class A	(205,996,880)	(400,817,525)	(37,390,881)	(25,970,524)
Class C	(32,168,949)	(68,607,269)	(914,580)	(795,151)
Class I	(138,502,339)	(448,017,894)	(3,955,638)	(1,896,364)
Class R3	(4,852,489)	(9,696,452)	(564,683)	(473,508)
Class R4	(5,481,785)	(17,297,892)	(833,118)	(688,694)
Class R5	(6,560,710)	(27,009,142)	(188,828)	(143,466)
Class R6	(52,179,244)	(146,841,604)	(1,104)	—
Class Y	(28,916,935)	(87,412,620)	(726,194)	(1,035,457)
Class F	(164,693,840)	(329,341,310)	(46,573,065)	(32,934,199)
Total distributions	(639,353,171)	(1,535,041,708)	(91,148,091)	(63,937,363)
Capital Share Transactions:
Sold	660,210,323	1,224,843,197	158,310,197	201,258,916
Issued on reinvestment of distributions	619,263,258	1,475,446,801	90,819,161	63,651,091
Redeemed	(2,519,789,451)	(4,507,922,919)	(167,762,996)	(152,585,797)
Net increase (decrease) from capital share transactions	(1,240,315,870)	(1,807,632,921)	81,366,362	112,324,210
Net Increase (Decrease) in Net Assets	(1,948,896,356)	(6,326,948,090)	(6,466,821)	11,778,061
Net Assets:
Beginning of period	7,599,343,917	13,926,292,007	887,122,137	875,344,076
End of period	$ 5,650,447,561	$ 7,599,343,917	$ 880,655,316	$ 887,122,137
The accompanying notes are an integral part of these financial statements.
78

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Small Cap Growth Fund		Hartford Small Cap Value Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ (1,531,951)	$ (2,983,813)	$ 1,666,241	$ 1,890,548
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	43,947,170	(32,221,344)	2,660,723	8,029,638
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(61,428,086)	(197,748,237)	(7,538,189)	(22,441,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,012,867)	(232,953,394)	(3,211,225)	(12,521,168)
Distributions to Shareholders:
Class A	—	(47,491,758)	(4,515,050)	(3,964,811)
Class C	—	(2,240,437)	(170,604)	(206,679)
Class I	—	(21,579,489)	(1,930,669)	(2,259,354)
Class R3	—	(1,607,651)	(63,190)	(57,161)
Class R4	—	(3,548,265)	(4,769)	(3,408)
Class R5	—	(12,344,930)	(155,981)	(1,609)
Class R6	—	(13,516,765)	(679,555)	(216,927)
Class Y	—	(42,116,476)	(255,729)	(122,885)
Class F	—	(6,354,143)	(3,460,472)	(5,116,335)
Total distributions	—	(150,799,914)	(11,236,019)	(11,949,169)
Capital Share Transactions:
Sold	54,004,681	121,488,714	15,893,738	40,824,744
Issued on reinvestment of distributions	—	143,128,875	11,131,050	11,837,402
Redeemed	(158,502,327)	(271,010,011)	(37,249,469)	(78,738,919)
Net increase (decrease) from capital share transactions	(104,497,646)	(6,392,422)	(10,224,681)	(26,076,773)
Net Increase (Decrease) in Net Assets	(123,510,513)	(390,145,730)	(24,671,925)	(50,547,110)
Net Assets:
Beginning of period	500,437,955	890,583,685	126,117,954	176,665,064
End of period	$ 376,927,442	$ 500,437,955	$ 101,446,029	$ 126,117,954
The accompanying notes are an integral part of these financial statements.
79

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Small Company Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ (1,826,191)	$ (4,021,328)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(23,922,463)	(125,644,852)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(25,160,583)	(162,580,738)
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,909,237)	(292,246,918)
Distributions to Shareholders:
Class A	—	(107,539,494)
Class C	—	(3,410,978)
Class I	—	(11,875,080)
Class R3	—	(2,994,326)
Class R4	—	(2,607,622)
Class R5	—	(1,072,566)
Class R6	—	(945,537)
Class Y	—	(7,555,025)
Class F	—	(66,272,191)
Total distributions	—	(204,272,819)
Capital Share Transactions:
Sold	83,997,578	174,178,611
Issued on reinvestment of distributions	—	202,875,469
Redeemed	(159,468,300)	(208,785,813)
Net increase (decrease) from capital share transactions	(75,470,722)	168,268,267
Net Increase (Decrease) in Net Assets	(126,379,959)	(328,251,470)
Net Assets:
Beginning of period	665,651,575	993,903,045
End of period	$ 539,271,616	$ 665,651,575
The accompanying notes are an integral part of these financial statements.
80

Hartford Domestic Equity Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2023
A	$ 34.53	$ 0.20	$ 1.44	$ 1.64	$ (0.12)	$ (1.88)	$ (2.00)	$ 34.17	4.79%	$ 3,943,921	1.06%	1.05%	0.57%	62%
C	22.26	(0.05)	0.93	0.88	—	(1.88)	(1.88)	21.26	3.93	63,034	1.85	1.85	(0.22)	62
I	34.84	0.29	1.45	1.74	(0.22)	(1.88)	(2.10)	34.48	5.05	444,439	0.79	0.79	0.83	62
R3	39.62	0.08	1.66	1.74	—	(1.88)	(1.88)	39.48	4.40	25,851	1.42	1.42	0.20	62
R4	41.74	0.22	1.74	1.96	(0.07)	(1.88)	(1.95)	41.75	4.72	24,703	1.10	1.10	0.52	62
R5	42.91	0.36	1.78	2.14	(0.20)	(1.88)	(2.08)	42.97	5.05	19,457	0.80	0.80	0.82	62
R6	43.28	0.38	1.82	2.20	(0.25)	(1.88)	(2.13)	43.35	5.14	64,712	0.70	0.70	0.87	62
Y	43.22	0.37	1.78	2.15	(0.19)	(1.88)	(2.07)	43.30	5.03	21,623	0.81	0.81	0.83	62
F	34.85	0.33	1.43	1.76	(0.25)	(1.88)	(2.13)	34.48	5.13	636,340	0.70	0.70	0.92	62
For the Year Ended October 31, 2022
A	$ 48.89	$ 0.12	$ (7.60)	$ (7.48)	$ (0.05)	$ (6.83)	$ (6.88)	$ 34.53	(17.73)%	$ 4,238,197	1.05%	1.04%	0.31%	82%
C	34.14	(0.12)	(4.93)	(5.05)	—	(6.83)	(6.83)	22.26	(18.35)	87,852	1.84	1.84	(0.49)	82
I	49.25	0.22	(7.64)	(7.42)	(0.16)	(6.83)	(6.99)	34.84	(17.49)	513,601	0.78	0.78	0.57	82
R3	55.21	(0.03)	(8.73)	(8.76)	—	(6.83)	(6.83)	39.62	(18.03)	30,074	1.41	1.41	(0.06)	82
R4	57.63	0.12	(9.18)	(9.06)	—	(6.83)	(6.83)	41.74	(17.77)	26,984	1.10	1.10	0.25	82
R5	59.02	0.26	(9.41)	(9.15)	(0.13)	(6.83)	(6.96)	42.91	(17.51)	27,917	0.80	0.80	0.56	82
R6	59.48	0.31	(9.49)	(9.18)	(0.19)	(6.83)	(7.02)	43.28	(17.44)	27,644	0.70	0.70	0.66	82
Y	59.41	0.26	(9.48)	(9.22)	(0.14)	(6.83)	(6.97)	43.22	(17.52)	74,365	0.80	0.80	0.54	82
F	49.26	0.25	(7.64)	(7.39)	(0.19)	(6.83)	(7.02)	34.85	(17.42)	696,473	0.69	0.69	0.66	82
For the Year Ended October 31, 2021
A	$ 38.39	$ 0.05	$ 12.59	$ 12.64	$ (0.15)	$ (1.99)	$ (2.14)	$ 48.89	33.83%	$ 5,710,869	1.04%	1.04%	0.12%	62%
C	27.45	(0.21)	8.89	8.68	—	(1.99)	(1.99)	34.14	32.74	148,862	1.83	1.83	(0.66)	62
I	38.66	0.18	12.66 (4)	12.84 (4)	(0.26)	(1.99)	(2.25)	49.25	34.15	721,608	0.77	0.77	0.38	62
R3	43.14	(0.13)	14.19	14.06	—	(1.99)	(1.99)	55.21	33.32	45,054	1.41	1.41	(0.25)	62
R4	44.91	0.03	14.78 (4)	14.81 (4)	(0.10)	(1.99)	(2.09)	57.63	33.72	36,750	1.10	1.10	0.06	62
R5	45.94	0.20	15.11 (4)	15.31 (4)	(0.24)	(1.99)	(2.23)	59.02	34.11	36,529	0.80	0.80	0.36	62
R6	46.27	0.26	15.22	15.48	(0.28)	(1.99)	(2.27)	59.48	34.27	19,261	0.69	0.69	0.46	62
Y	46.24	0.21	15.21	15.42	(0.26)	(1.99)	(2.25)	59.41	34.14	122,539	0.80	0.79	0.37	62
F	38.66	0.21	12.67	12.88	(0.29)	(1.99)	(2.28)	49.26	34.28	893,713	0.69	0.69	0.47	62
For the Year Ended October 31, 2020
A	$ 37.12	$ 0.18	$ 2.90	$ 3.08	$ (0.17)	$ (1.64)	$ (1.81)	$ 38.39	8.57%	$ 4,645,677	1.07%	1.07%	0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85	1.85	(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79	0.79	0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42	1.42	0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10	1.10	0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81	0.81	0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70	0.70	1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80	0.75	0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70	0.70	0.85	84
The accompanying notes are an integral part of these financial statements.
81

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund – (continued)
For the Year Ended October 31, 2019
A	$ 37.88	$ 0.15	$ 4.81	$ 4.96	$ (0.11)	$ (5.61)	$ (5.72)	$ 37.12	16.32%	$ 4,831,749	1.07%	1.07%	0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83	1.83	(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79	0.79	0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42	1.42	0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11	1.11	0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80	0.80	0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70	0.70	0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78	0.74	0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70	0.70	0.79	68
Hartford Core Equity Fund
For the Year Ended October 31, 2023
A	$ 40.38	$ 0.35	$ 2.31	$ 2.66	$ (0.36)	$ (1.12)	$ (1.48)	$ 41.56	6.77%	$ 1,463,010	0.70%	0.70%	0.83%	19%
C	36.27	0.03	2.11	2.14	(0.07)	(1.12)	(1.19)	37.22	5.99	371,746	1.45	1.45	0.09	19
I	40.55	0.45	2.31	2.76	(0.46)	(1.12)	(1.58)	41.73	7.04	2,742,609	0.46	0.46	1.09	19
R3	40.90	0.19	2.36	2.55	(0.18)	(1.12)	(1.30)	42.15	6.37	49,721	1.08	1.08	0.46	19
R4	41.74	0.35	2.41	2.76	(0.33)	(1.12)	(1.45)	43.05	6.77	125,829	0.75	0.72	0.83	19
R5	40.89	0.45	2.35	2.80	(0.46)	(1.12)	(1.58)	42.11	7.04	126,235	0.46	0.46	1.08	19
R6	41.10	0.49	2.36	2.85	(0.51)	(1.12)	(1.63)	42.32	7.14	1,104,199	0.36	0.36	1.17	19
Y	41.07	0.46	2.35	2.81	(0.46)	(1.12)	(1.58)	42.30	7.05	471,414	0.44	0.44	1.10	19
F	40.60	0.49	2.32	2.81	(0.51)	(1.12)	(1.63)	41.78	7.13	2,266,753	0.36	0.36	1.18	19
For the Year Ended October 31, 2022
A	$ 49.41	$ 0.33	$ (7.87)	$ (7.54)	$ (0.24)	$ (1.25)	$ (1.49)	$ 40.38	(15.79)%	$ 1,456,044	0.70%	0.70%	0.75%	15%
C	44.63	(0.00) (5)	(7.11)	(7.11)	—	(1.25)	(1.25)	36.27	(16.43)	431,852	1.45	1.45	(0.00) (6)	15
I	49.59	0.45	(7.89)	(7.44)	(0.35)	(1.25)	(1.60)	40.55	(15.57)	3,529,589	0.46	0.46	0.99	15
R3	50.06	0.17	(8.00)	(7.83)	(0.08)	(1.25)	(1.33)	40.90	(16.11)	54,393	1.08	1.07	0.37	15
R4	51.01	0.34	(8.14)	(7.80)	(0.22)	(1.25)	(1.47)	41.74	(15.80)	157,597	0.76	0.73	0.71	15
R5	49.99	0.44	(7.95)	(7.51)	(0.34)	(1.25)	(1.59)	40.89	(15.58)	146,672	0.46	0.46	0.98	15
R6	50.24	0.50	(8.00)	(7.50)	(0.39)	(1.25)	(1.64)	41.10	(15.51)	1,059,702	0.36	0.36	1.10	15
Y	50.20	0.45	(7.98)	(7.53)	(0.35)	(1.25)	(1.60)	41.07	(15.56)	529,017	0.45	0.44	1.00	15
F	49.65	0.49	(7.90)	(7.41)	(0.39)	(1.25)	(1.64)	40.60	(15.51)	2,299,856	0.36	0.36	1.08	15
For the Year Ended October 31, 2021
A	$ 36.04	$ 0.23	$ 13.36	$ 13.59	$ (0.22)	$ —	$ (0.22)	$ 49.41	37.85%	$ 1,681,155	0.70%	0.70%	0.52%	13%
C	32.62	(0.09)	12.10	12.01	—	—	—	44.63	36.82	583,876	1.45	1.45	(0.23)	13
I	36.16	0.34	13.40	13.74	(0.31)	—	(0.31)	49.59	38.19	4,700,782	0.45	0.45	0.77	13
R3	36.54	0.07	13.56	13.63	(0.11)	—	(0.11)	50.06	37.38	71,617	1.07	1.06	0.16	13
R4	37.20	0.23	13.79	14.02	(0.21)	—	(0.21)	51.01	37.82	239,198	0.76	0.72	0.50	13
R5	36.44	0.34	13.51	13.85	(0.30)	—	(0.30)	49.99	38.17	225,017	0.46	0.46	0.76	13
R6	36.62	0.39	13.57	13.96	(0.34)	—	(0.34)	50.24	38.31	1,045,661	0.36	0.36	0.86	13
Y	36.60	0.35	13.56	13.91	(0.31)	—	(0.31)	50.20	38.20	903,952	0.46	0.44	0.78	13
F	36.19	0.38	13.42	13.80	(0.34)	—	(0.34)	49.65	38.33	3,213,368	0.36	0.36	0.86	13
The accompanying notes are an integral part of these financial statements.
82

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund – (continued)
For the Year Ended October 31, 2020
A	$ 33.40	$ 0.26	$ 3.23	$ 3.49	$ (0.23)	$ (0.62)	$ (0.85)	$ 36.04	10.58%	$ 1,140,994	0.73%	0.72%	0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47	0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46	1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07	0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73	0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47	1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38	1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45	1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38	1.12	22
For the Year Ended October 31, 2019
A	$ 30.17	$ 0.27	$ 4.40	$ 4.67	$ (0.21)	$ (1.23)	$ (1.44)	$ 33.40	16.60%	$ 881,587	0.74%	0.73%	0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47	0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47	1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10	0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74	0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49	1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38	1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43	1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38	1.21	15
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2023
A	$ 30.41	$ 0.39	$ 0.36	$ 0.75	$ (0.40)	$ (1.37)	$ (1.77)	$ 29.39	2.43%	$ 4,279,090	0.96%	0.96%	1.30%	26%
C	29.11	0.15	0.35	0.50	(0.18)	(1.37)	(1.55)	28.06	1.67	171,495	1.73	1.73	0.53	26
I	30.23	0.46	0.35	0.81	(0.47)	(1.37)	(1.84)	29.20	2.66	3,485,205	0.72	0.72	1.54	26
R3	30.95	0.29	0.36	0.65	(0.28)	(1.37)	(1.65)	29.95	2.05	47,143	1.34	1.34	0.93	26
R4	31.22	0.38	0.36	0.74	(0.37)	(1.37)	(1.74)	30.22	2.33	77,365	1.04	1.04	1.23	26
R5	31.37	0.48	0.37	0.85	(0.47)	(1.37)	(1.84)	30.38	2.68	150,816	0.73	0.73	1.54	26
R6	31.37	0.51	0.37	0.88	(0.50)	(1.37)	(1.87)	30.38	2.78	766,610	0.63	0.63	1.63	26
Y	31.38	0.49	0.36	0.85	(0.48)	(1.37)	(1.85)	30.38	2.68	499,611	0.72	0.71	1.56	26
F	30.20	0.49	0.36	0.85	(0.50)	(1.37)	(1.87)	29.18	2.79	5,303,889	0.63	0.63	1.64	26
For the Year Ended October 31, 2022
A	$ 34.32	$ 0.38	$ (2.34)	$ (1.96)	$ (0.33)	$ (1.62)	$ (1.95)	$ 30.41	(6.11)%	$ 4,407,511	0.96%	0.96%	1.18%	18%
C	32.94	0.13	(2.23)	(2.10)	(0.11)	(1.62)	(1.73)	29.11	(6.82)	187,342	1.74	1.74	0.41	18
I	34.12	0.45	(2.31)	(1.86)	(0.41)	(1.62)	(2.03)	30.23	(5.86)	3,883,536	0.72	0.72	1.43	18
R3	34.88	0.26	(2.37)	(2.11)	(0.20)	(1.62)	(1.82)	30.95	(6.45)	54,565	1.34	1.34	0.79	18
R4	35.17	0.36	(2.39)	(2.03)	(0.30)	(1.62)	(1.92)	31.22	(6.16)	93,864	1.04	1.04	1.10	18
R5	35.33	0.46	(2.40)	(1.94)	(0.40)	(1.62)	(2.02)	31.37	(5.88)	233,377	0.73	0.73	1.40	18
R6	35.34	0.50	(2.41)	(1.91)	(0.44)	(1.62)	(2.06)	31.37	(5.80)	632,954	0.63	0.63	1.52	18
Y	35.34	0.48	(2.40)	(1.92)	(0.42)	(1.62)	(2.04)	31.38	(5.82)	714,793	0.73	0.68	1.45	18
F	34.10	0.48	(2.32)	(1.84)	(0.44)	(1.62)	(2.06)	30.20	(5.80)	5,420,063	0.63	0.63	1.52	18
The accompanying notes are an integral part of these financial statements.
83

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund – (continued)
For the Year Ended October 31, 2021
A	$ 24.26	$ 0.33	$ 10.63	$ 10.96	$ (0.33)	$ (0.57)	$ (0.90)	$ 34.32	46.01%	$ 4,733,858	0.97%	0.97%	1.07%	18%
C	23.31	0.09	10.22	10.31	(0.11)	(0.57)	(0.68)	32.94	44.92	169,569	1.75	1.75	0.30	18
I	24.12	0.40	10.58	10.98	(0.41)	(0.57)	(0.98)	34.12	46.39	3,178,645	0.71	0.71	1.30	18
R3	24.65	0.22	10.80	11.02	(0.22)	(0.57)	(0.79)	34.88	45.43	66,751	1.35	1.35	0.70	18
R4	24.84	0.32	10.89	11.21	(0.31)	(0.57)	(0.88)	35.17	45.92	106,561	1.03	1.03	1.01	18
R5	24.95	0.41	10.95	11.36	(0.41)	(0.57)	(0.98)	35.33	46.35	265,832	0.73	0.73	1.30	18
R6	24.95	0.44	10.96	11.40	(0.44)	(0.57)	(1.01)	35.34	46.52	470,425	0.63	0.63	1.37	18
Y	24.95	0.44	10.94	11.38	(0.42)	(0.57)	(0.99)	35.34	46.47	929,283	0.74	0.67	1.38	18
F	24.10	0.43	10.58	11.01	(0.44)	(0.57)	(1.01)	34.10	46.55	4,746,178	0.63	0.63	1.40	18
For the Year Ended October 31, 2020
A	$ 25.93	$ 0.39	$ (0.94)	$ (0.55)	$ (0.37)	$ (0.75)	$ (1.12)	$ 24.26	(2.20)%	$ 3,385,907	1.00%	1.00%	1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78	0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73	1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35	1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05	1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74	1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65	1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68	1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64	1.96	28
For the Year Ended October 31, 2019
A	$ 25.63	$ 0.40	$ 2.63	$ 3.03	$ (0.38)	$ (2.35)	$ (2.73)	$ 25.93	13.75%	$ 3,739,696	1.00%	0.99%	1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77	0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73	1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35	1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04	1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74	1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64	1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68	1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64	2.00	22
The Hartford Equity Income Fund
For the Year Ended October 31, 2023
A	$ 21.83	$ 0.42	$ (0.58)	$ (0.16)	$ (0.42)	$ (2.16)	$ (2.58)	$ 19.09	(1.39)%	$ 1,724,626	0.98%	0.98%	2.09%	39%
C	21.71	0.27	(0.58)	(0.31)	(0.26)	(2.16)	(2.42)	18.98	(2.13)	105,887	1.74	1.74	1.34	39
I	21.67	0.47	(0.60)	(0.13)	(0.46)	(2.16)	(2.62)	18.92	(1.22)	1,469,700	0.74	0.74	2.32	39
R3	21.88	0.35	(0.59)	(0.24)	(0.34)	(2.16)	(2.50)	19.14	(1.77)	24,626	1.36	1.36	1.71	39
R4	21.91	0.41	(0.59)	(0.18)	(0.40)	(2.16)	(2.56)	19.17	(1.52)	40,821	1.07	1.06	1.99	39
R5	22.05	0.48	(0.61)	(0.13)	(0.46)	(2.16)	(2.62)	19.30	(1.21)	59,722	0.75	0.75	2.33	39
R6	22.12	0.49	(0.60)	(0.11)	(0.48)	(2.16)	(2.64)	19.37	(1.10)	159,606	0.65	0.65	2.38	39
Y	22.12	0.48	(0.60)	(0.12)	(0.46)	(2.16)	(2.62)	19.38	(1.14)	105,278	0.73	0.73	2.34	39
F	21.66	0.49	(0.59)	(0.10)	(0.48)	(2.16)	(2.64)	18.92	(1.08)	1,152,460	0.65	0.65	2.41	39
The accompanying notes are an integral part of these financial statements.
84

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund – (continued)
For the Year Ended October 31, 2022
A	$ 23.85	$ 0.42	$ (0.38)	$ 0.04	$ (0.40)	$ (1.66)	$ (2.06)	$ 21.83	0.12%	$ 1,876,672	0.97%	0.97%	1.88%	42%
C	23.72	0.24	(0.37)	(0.13)	(0.22)	(1.66)	(1.88)	21.71	(0.64)	133,761	1.75	1.75	1.10	42
I	23.68	0.47	(0.37)	0.10	(0.45)	(1.66)	(2.11)	21.67	0.40	1,546,287	0.74	0.74	2.12	42
R3	23.89	0.34	(0.38)	(0.04)	(0.31)	(1.66)	(1.97)	21.88	(0.25)	28,332	1.36	1.35	1.50	42
R4	23.93	0.41	(0.39)	0.02	(0.38)	(1.66)	(2.04)	21.91	0.02	39,191	1.06	1.06	1.78	42
R5	24.07	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.05	0.34	73,876	0.75	0.75	2.10	42
R6	24.13	0.50	(0.38)	0.12	(0.47)	(1.66)	(2.13)	22.12	0.49	98,652	0.65	0.65	2.21	42
Y	24.14	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.12	0.36	123,645	0.73	0.73	2.12	42
F	23.68	0.49	(0.38)	0.11	(0.47)	(1.66)	(2.13)	21.66	0.46	1,106,281	0.64	0.64	2.21	42
For the Year Ended October 31, 2021
A	$ 17.55	$ 0.34	$ 6.50	$ 6.84	$ (0.34)	$ (0.20)	$ (0.54)	$ 23.85	39.45%	$ 1,864,492	0.98%	0.98%	1.57%	24%
C	17.46	0.18	6.44	6.62	(0.16)	(0.20)	(0.36)	23.72	38.31	162,393	1.75	1.75	0.85	24
I	17.44	0.39	6.44	6.83	(0.39)	(0.20)	(0.59)	23.68	39.69	1,360,339	0.74	0.74	1.81	24
R3	17.59	0.26	6.50	6.76	(0.26)	(0.20)	(0.46)	23.89	38.83	33,485	1.36	1.35	1.21	24
R4	17.62	0.33	6.50	6.83	(0.32)	(0.20)	(0.52)	23.93	39.25	49,923	1.05	1.05	1.52	24
R5	17.71	0.40	6.55	6.95	(0.39)	(0.20)	(0.59)	24.07	39.75	80,991	0.75	0.75	1.80	24
R6	17.76	0.42	6.56	6.98	(0.41)	(0.20)	(0.61)	24.13	39.82	81,643	0.65	0.65	1.90	24
Y	17.76	0.40	6.57	6.97	(0.39)	(0.20)	(0.59)	24.14	39.77	120,502	0.74	0.73	1.81	24
F	17.44	0.41	6.44	6.85	(0.41)	(0.20)	(0.61)	23.68	39.81	1,141,345	0.65	0.65	1.92	24
For the Year Ended October 31, 2020
A	$ 19.99	$ 0.34	$ (1.21)	$ (0.87)	$ (0.31)	$ (1.26)	$ (1.57)	$ 17.55	(4.68)%	$ 1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31
For the Year Ended October 31, 2019
A	$ 19.39	$ 0.38	$ 2.02	$ 2.40	$ (0.36)	$ (1.44)	$ (1.80)	$ 19.99	13.88%	$ 1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21
The accompanying notes are an integral part of these financial statements.
85

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2023
A	$ 30.49	$ (0.22)	$ 5.38	$ 5.16	$ —	$ —	$ —	$ 35.65	16.92%	$ 2,100,921	1.10%	1.09%	(0.64)%	88%
C	7.68	(0.12)	1.35	1.23	—	—	—	8.91	16.02	95,448	1.87	1.87	(1.40)	88
I	33.77	(0.15)	5.96	5.81	—	—	—	39.58	17.20	867,649	0.84	0.84	(0.38)	88
R3	30.04	(0.33)	5.29	4.96	—	—	—	35.00	16.51	30,333	1.44	1.44	(0.98)	88
R4	33.76	(0.26)	5.96	5.70	—	—	—	39.46	16.88	42,910	1.14	1.14	(0.68)	88
R5	37.13	(0.16)	6.54	6.38	—	—	—	43.51	17.18	7,434	0.86	0.86	(0.38)	88
R6	38.28	(0.12)	6.76	6.64	—	—	—	44.92	17.32	31,827	0.74	0.74	(0.27)	88
Y	38.16	(0.13)	6.71	6.58	—	—	—	44.74	17.24	81,918	0.83	0.83	(0.31)	88
F	34.05	(0.11)	6.01	5.90	—	—	—	39.95	17.33	718,884	0.74	0.74	(0.29)	88
For the Year Ended October 31, 2022
A	$ 62.10	$ (0.31)	$ (19.34)	$ (19.65)	$ —	$ (11.96)	$ (11.96)	$ 30.49	(38.47)%	$ 1,981,665	1.09%	1.08%	(0.79)%	95%
C	25.14	(0.16)	(5.34)	(5.50)	—	(11.96)	(11.96)	7.68	(38.93)	130,590	1.85	1.85	(1.58)	95
I	67.29	(0.24)	(21.32)	(21.56)	—	(11.96)	(11.96)	33.77	(38.31)	941,202	0.84	0.84	(0.56)	95
R3	61.55	(0.44)	(19.11)	(19.55)	—	(11.96)	(11.96)	30.04	(38.69)	29,520	1.45	1.45	(1.16)	95
R4	67.45	(0.36)	(21.37)	(21.73)	—	(11.96)	(11.96)	33.76	(38.50)	42,391	1.14	1.14	(0.85)	95
R5	72.75	(0.26)	(23.40)	(23.66)	—	(11.96)	(11.96)	37.13	(38.33)	13,784	0.85	0.85	(0.56)	95
R6	74.55	(0.22)	(24.09)	(24.31)	—	(11.96)	(11.96)	38.28	(38.26)	39,511	0.74	0.74	(0.45)	95
Y	74.41	(0.26)	(24.03)	(24.29)	—	(11.96)	(11.96)	38.16	(38.32)	333,299	0.84	0.84	(0.54)	95
F	67.69	(0.19)	(21.49)	(21.68)	—	(11.96)	(11.96)	34.05	(38.25)	696,706	0.74	0.74	(0.44)	95
For the Year Ended October 31, 2021
A	$ 54.65	$ (0.47)	$ 15.83	$ 15.36	$ —	$ (7.91)	$ (7.91)	$ 62.10	30.45%	$ 3,650,083	1.07%	1.06%	(0.80)%	87%
C	26.47	(0.38)	6.96	6.58	—	(7.91)	(7.91)	25.14	29.47	321,097	1.83	1.83	(1.57)	87
I	58.51	(0.36)	17.05	16.69	—	(7.91)	(7.91)	67.29	30.75	2,124,160	0.82	0.82	(0.56)	87
R3	54.41	(0.68)	15.73	15.05	—	(7.91)	(7.91)	61.55	29.96	51,824	1.45	1.44	(1.18)	87
R4	58.79	(0.56)	17.13	16.57	—	(7.91)	(7.91)	67.45	30.36	76,404	1.14	1.14	(0.88)	87
R5	62.69	(0.39)	18.36	17.97	—	(7.91)	(7.91)	72.75	30.74	25,000	0.84	0.84	(0.58)	87
R6	64.01	(0.34)	18.79	18.45	—	(7.91)	(7.91)	74.55	30.87	72,428	0.74	0.74	(0.49)	87
Y	63.96	(0.40)	18.76	18.36	—	(7.91)	(7.91)	74.41	30.74	565,204	0.84	0.83	(0.57)	87
F	58.77	(0.31)	17.14	16.83	—	(7.91)	(7.91)	67.69	30.87	1,197,268	0.73	0.73	(0.48)	87
For the Year Ended October 31, 2020
A	$ 39.45	$ (0.30)	$ 18.03	$ 17.73	$ —	$ (2.53)	$ (2.53)	$ 54.65	47.69%	$ 2,939,376	1.10%	1.09%	(0.66)%	118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85	(1.41)	118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83	(0.39)	118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43	(0.99)	118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13	(0.69)	118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85	(0.40)	118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74	(0.31)	118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78	(0.38)	118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74	(0.31)	118
The accompanying notes are an integral part of these financial statements.
86

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$ 45.89	$ (0.25)	$ 4.35	$ 4.10	$ —	$ (10.54)	$ (10.54)	$ 39.45	13.64%	$ 2,089,246	1.12%	1.11%	(0.64)%	66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86	(1.39)	66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85	(0.38)	66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46	(1.00)	66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15	(0.69)	66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85	(0.39)	66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75	(0.29)	66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79	(0.33)	66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74	(0.28)	66
The Hartford Healthcare Fund
For the Year Ended October 31, 2023
A	$ 34.67	$ (0.08)	$ (1.66)	$ (1.74)	$ —	$ (0.36)	$ (0.36)	$ 32.57	(5.11)%	$ 619,717	1.27%	1.27%	(0.24)%	32%
C	24.39	(0.24)	(1.15)	(1.39)	—	(0.36)	(0.36)	22.64	(5.84)	47,481	2.05	2.05	(1.00)	32
I	37.68	0.01	(1.81)	(1.80)	—	(0.36)	(0.36)	35.52	(4.86)	246,362	1.01	1.01	0.03	32
R3	35.46	(0.21)	(1.68)	(1.89)	—	(0.36)	(0.36)	33.21	(5.45)	20,093	1.62	1.62	(0.58)	32
R4	38.59	(0.10)	(1.84)	(1.94)	—	(0.36)	(0.36)	36.29	(5.14)	12,466	1.29	1.29	(0.26)	32
R5	41.63	0.02	(2.02)	(2.00)	—	(0.36)	(0.36)	39.27	(4.88)	5,008	1.02	1.02	0.04	32
R6	42.53	0.05	(2.04)	(1.99)	—	(0.36)	(0.36)	40.18	(4.77)	50,786	0.91	0.91	0.13	32
Y	42.40	0.01	(2.04)	(2.03)	—	(0.36)	(0.36)	40.01	(4.88)	42,815	1.01	1.01	0.02	32
F	37.93	0.05	(1.82)	(1.77)	—	(0.36)	(0.36)	35.80	(4.77)	27,600	0.91	0.91	0.13	32
For the Year Ended October 31, 2022
A	$ 44.57	$ (0.10)	$ (5.43)	$ (5.53)	$ —	$ (4.37)	$ (4.37)	$ 34.67	(13.39)%	$ 710,176	1.26%	1.26%	(0.27)%	33%
C	32.92	(0.27)	(3.89)	(4.16)	—	(4.37)	(4.37)	24.39	(14.05)	84,595	2.03	2.03	(1.04)	33
I	47.93	(0.00) (5)	(5.88)	(5.88)	—	(4.37)	(4.37)	37.68	(13.16)	329,897	1.00	1.00	(0.01)	33
R3	45.63	(0.23)	(5.57)	(5.80)	—	(4.37)	(4.37)	35.46	(13.70)	24,849	1.61	1.61	(0.62)	33
R4	49.12	(0.13)	(6.03)	(6.16)	—	(4.37)	(4.37)	38.59	(13.44)	16,006	1.30	1.30	(0.31)	33
R5	52.49	(0.01)	(6.48)	(6.49)	—	(4.37)	(4.37)	41.63	(13.18)	10,102	1.01	1.01	(0.02)	33
R6	53.47	(0.02)	(6.55)	(6.57)	—	(4.37)	(4.37)	42.53	(13.08)	55,392	0.90	0.90	(0.05)	33
Y	53.38	0.00 (5)	(6.61)	(6.61)	—	(4.37)	(4.37)	42.40	(13.19)	52,172	1.00	1.00	0.01	33
F	48.18	0.04	(5.92)	(5.88)	—	(4.37)	(4.37)	37.93	(13.09)	34,909	0.90	0.90	0.09	33
For the Year Ended October 31, 2021
A	$ 40.91	$ (0.15)	$ 8.98	$ 8.83	$ —	$ (5.17)	$ (5.17)	$ 44.57	22.88%	$ 883,719	1.25%	1.24%	(0.36)%	51%
C	31.63	(0.36)	6.82	6.46	—	(5.17)	(5.17)	32.92	21.98	134,574	2.01	2.01	(1.12)	51
I	43.53	(0.04)	9.61	9.57	—	(5.17)	(5.17)	47.93	23.23	463,673	0.98	0.98	(0.10)	51
R3	41.90	(0.31)	9.21	8.90	—	(5.17)	(5.17)	45.63	22.46	32,550	1.59	1.59	(0.70)	51
R4	44.63	(0.19)	9.85	9.66	—	(5.17)	(5.17)	49.12	22.83	25,818	1.29	1.29	(0.40)	51
R5	47.24	(0.06)	10.48	10.42	—	(5.17)	(5.17)	52.49	23.21	12,933	1.00	1.00	(0.11)	51
R6	47.99	(0.00) (5)	10.65	10.65	—	(5.17)	(5.17)	53.47	23.33	6,091	0.89	0.89	(0.00) (6)	51
Y	47.95	(0.05)	10.65	10.60	—	(5.17)	(5.17)	53.38	23.24	122,793	0.99	0.98	(0.09)	51
F	43.70	(0.00) (5)	9.65	9.65	—	(5.17)	(5.17)	48.18	23.34	46,477	0.89	0.89	(0.00) (6)	51
The accompanying notes are an integral part of these financial statements.
87

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund – (continued)
For the Year Ended October 31, 2020
A	$ 35.63	$ (0.13)	$ 7.77	$ 7.64	$ —	$ (2.36)	$ (2.36)	$ 40.91	22.17%	$ 746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49
For the Year Ended October 31, 2019
A	$ 34.38	$ (0.10)	$ 3.83	$ 3.73	$ —	$ (2.48)	$ (2.48)	$ 35.63	12.02%	$ 666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	0.00 (5)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6 (7)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25 (8)	1,341	0.91 (9)	0.91 (9)	0.06 (9)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35
The Hartford MidCap Fund
For the Year Ended October 31, 2023
A	$ 24.51	$ (0.10)	$ (0.49)	$ (0.59)	$ —	$ (2.25)	$ (2.25)	$ 21.67	(3.04)%	$ 1,934,771	1.11%	1.11%	(0.43)%	35%
C	13.88	(0.15)	(0.20)	(0.35)	—	(2.25)	(2.25)	11.28	(3.74)	132,668	1.88	1.88	(1.18)	35
I	25.85	(0.04)	(0.52)	(0.56)	—	(2.25)	(2.25)	23.04	(2.75)	1,041,241	0.83	0.83	(0.14)	35
R3	28.24	(0.22)	(0.58)	(0.80)	—	(2.25)	(2.25)	25.19	(3.41)	51,787	1.47	1.46	(0.78)	35
R4	30.20	(0.13)	(0.64)	(0.77)	—	(2.25)	(2.25)	27.18	(3.06)	52,865	1.16	1.14	(0.44)	35
R5	31.72	(0.05)	(0.68)	(0.73)	—	(2.25)	(2.25)	28.74	(2.77)	59,432	0.84	0.84	(0.14)	35
R6	32.27	(0.02)	(0.70)	(0.72)	—	(2.25)	(2.25)	29.30	(2.69)	435,508	0.75	0.75	(0.05)	35
Y	32.19	(0.04)	(0.71)	(0.75)	—	(2.25)	(2.25)	29.19	(2.80)	288,853	0.85	0.83	(0.14)	35
F	26.02	(0.02)	(0.53)	(0.55)	—	(2.25)	(2.25)	23.22	(2.69)	1,653,322	0.75	0.75	(0.06)	35
For the Year Ended October 31, 2022
A	$ 37.01	$ (0.10)	$ (8.08)	$ (8.18)	$ (0.16)	$ (4.16)	$ (4.32)	$ 24.51	(24.83)%	$ 2,303,790	1.09%	1.09%	(0.35)%	44%
C	22.89	(0.19)	(4.62)	(4.81)	(0.04)	(4.16)	(4.20)	13.88	(25.38)	208,963	1.86	1.86	(1.14)	44
I	38.77	(0.04)	(8.49)	(8.53)	(0.23)	(4.16)	(4.39)	25.85	(24.63)	1,712,201	0.87	0.86	(0.12)	44
R3	41.94	(0.23)	(9.31)	(9.54)	—	(4.16)	(4.16)	28.24	(25.08)	61,073	1.46	1.45	(0.71)	44
R4	44.51	(0.15)	(9.91)	(10.06)	(0.09)	(4.16)	(4.25)	30.20	(24.83)	86,083	1.16	1.14	(0.42)	44
R5	46.54	(0.06)	(10.38)	(10.44)	(0.22)	(4.16)	(4.38)	31.72	(24.62)	93,005	0.86	0.86	(0.15)	44
R6	47.29	(0.03)	(10.55)	(10.58)	(0.28)	(4.16)	(4.44)	32.27	(24.56)	758,617	0.74	0.74	(0.08)	44
Y	47.18	(0.04)	(10.53)	(10.57)	(0.26)	(4.16)	(4.42)	32.19	(24.58)	438,595	0.84	0.79	(0.10)	44
F	39.01	(0.00) (5)	(8.55)	(8.55)	(0.28)	(4.16)	(4.44)	26.02	(24.56)	1,937,017	0.74	0.74	(0.00) (6)	44
The accompanying notes are an integral part of these financial statements.
88

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Fund – (continued)
For the Year Ended October 31, 2021
A	$ 30.63	$ 0.10	$ 10.24	$ 10.34	$ —	$ (3.96)	$ (3.96)	$ 37.01	35.51%	$ 3,446,674	1.08%	1.08%	0.28%	28%
C	20.34	(0.12)	6.63	6.51	—	(3.96)	(3.96)	22.89	34.49	381,566	1.84	1.84	(0.52)	28
I	31.87	0.20	10.66	10.86	—	(3.96)	(3.96)	38.77	35.79	3,960,713	0.86	0.85	0.53	28
R3	34.38	(0.05)	11.57	11.52	—	(3.96)	(3.96)	41.94	35.03	100,113	1.45	1.45	(0.12)	28
R4	36.18	0.08	12.21	12.29	—	(3.96)	(3.96)	44.51	35.45	189,348	1.15	1.13	0.18	28
R5	37.58	0.23	12.69	12.92	—	(3.96)	(3.96)	46.54	35.84	319,470	0.83	0.83	0.52	28
R6	38.09	0.26	12.90	13.16	—	(3.96)	(3.96)	47.29	36.00	1,659,582	0.74	0.74	0.57	28
Y	38.02	0.24	12.88	13.12	—	(3.96)	(3.96)	47.18	35.96	970,296	0.84	0.77	0.52	28
F	32.00	0.23	10.74	10.97	—	(3.96)	(3.96)	39.01	36.01	2,898,529	0.74	0.74	0.61	28
For the Year Ended October 31, 2020
A	$ 30.34	$ (0.08)	$ 2.00	$ 1.92	$ —	$ (1.63)	$ (1.63)	$ 30.63	6.48%	$ 2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00 (5)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00 (6)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45
For the Year Ended October 31, 2019
A	$ 30.03	$ (0.09)	$ 3.80	$ 3.71	$ —	$ (3.40)	$ (3.40)	$ 30.34	14.93%	$ 2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00 (5)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31
The Hartford MidCap Value Fund
For the Year Ended October 31, 2023
A	$ 16.14	$ 0.09	$ (0.03)	$ 0.06	$ (0.05)	$ (1.58)	$ (1.63)	$ 14.57	0.04%	$ 367,294	1.16%	1.16%	0.56%	84%
C	12.36	(0.03)	—	(0.03)	—	(1.58)	(1.58)	10.75	(0.75)	5,019	1.95	1.95	(0.22)	84
I	16.36	0.13	(0.03)	0.10	(0.09)	(1.58)	(1.67)	14.79	0.35	39,690	0.87	0.87	0.85	84
R3	17.10	0.04	(0.04)	—	—	(1.58)	(1.58)	15.52	(0.33)	5,694	1.48	1.48	0.24	84
R4	17.59	0.09	(0.04)	0.05	(0.04)	(1.58)	(1.62)	16.02	(0.04)	4,366	1.18	1.18	0.51	84
R5	17.91	0.15	(0.04)	0.11	(0.09)	(1.58)	(1.67)	16.35	0.33	1,959	0.88	0.88	0.84	84
R6	16.37	0.14	(0.02)	0.12	(0.11)	(1.58)	(1.69)	14.80	0.44	107	0.77	0.77	0.90	84
Y	17.96	0.15	(0.05)	0.10	(0.08)	(1.58)	(1.66)	16.40	0.35	6,527	0.87	0.87	0.85	84
F	16.37	0.15	(0.03)	0.12	(0.11)	(1.58)	(1.69)	14.80	0.43	449,999	0.77	0.77	0.95	84
The accompanying notes are an integral part of these financial statements.
89

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund – (continued)
For the Year Ended October 31, 2022
A	$ 18.14	$ 0.05	$ (0.75)	$ (0.70)	$ (0.01)	$ (1.29)	$ (1.30)	$ 16.14	(4.34)%	$ 368,040	1.16%	1.16%	0.28%	85%
C	14.28	(0.07)	(0.56)	(0.63)	—	(1.29)	(1.29)	12.36	(5.07)	7,041	1.95	1.95	(0.51)	85
I	18.36	0.10	(0.75)	(0.65)	(0.06)	(1.29)	(1.35)	16.36	(4.01)	37,582	0.86	0.86	0.61	85
R3	19.18	(0.01)	(0.78)	(0.79)	—	(1.29)	(1.29)	17.10	(4.58)	6,108	1.49	1.48	(0.04)	85
R4	19.64	0.05	(0.81)	(0.76)	—	(1.29)	(1.29)	17.59	(4.31)	9,121	1.18	1.18	0.26	85
R5	19.97	0.10	(0.82)	(0.72)	(0.05)	(1.29)	(1.34)	17.91	(4.03)	2,020	0.89	0.89	0.55	85
R6 (10)	15.38	0.03	0.96 (11)	0.99	—	—	—	16.37	6.47 (8)	11	0.77 (9)	0.77 (9)	0.50 (9)	85
Y	20.02	0.11	(0.83)	(0.72)	(0.05)	(1.29)	(1.34)	17.96	(4.03)	7,814	0.87	0.87	0.55	85
F	18.37	0.11	(0.75)	(0.64)	(0.07)	(1.29)	(1.36)	16.37	(3.94)	449,385	0.77	0.77	0.68	85
For the Year Ended October 31, 2021
A	$ 12.21	$ (0.00) (5)	$ 5.97	$ 5.97	$ (0.04)	$ —	$ (0.04)	$ 18.14	48.99%	$ 363,955	1.18%	1.18%	0.03%	57%
C	9.66	(0.09)	4.71	4.62	—	—	—	14.28	47.83	8,931	1.96	1.96	(0.73)	57
I	12.36	0.06	6.02	6.08	(0.08)	—	(0.08)	18.36	49.39	25,307	0.85	0.85	0.36	57
R3	12.91	(0.05)	6.32	6.27	—	—	—	19.18	48.57	6,973	1.49	1.49	(0.28)	57
R4	13.21	(0.00) (5)	6.46	6.46	(0.03)	—	(0.03)	19.64	48.99	10,502	1.19	1.19	0.02	57
R5	13.44	0.06	6.56	6.62	(0.09)	—	(0.09)	19.97	49.39	2,142	0.89	0.89	0.31	57
Y	13.47	0.06	6.58	6.64	(0.09)	—	(0.09)	20.02	49.49	15,307	0.88	0.88	0.32	57
F	12.36	0.07	6.04	6.11	(0.10)	—	(0.10)	18.37	49.64	442,227	0.77	0.77	0.43	57
For the Year Ended October 31, 2020
A	$ 14.43	$ 0.07	$ (1.86)	$ (1.79)	$ (0.09)	$ (0.34)	$ (0.43)	$ 12.21	(12.86)%	$ 245,112	1.25%	1.25%	0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00) (5)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03	(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)	(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91	0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)	(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53	0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)	(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23	0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)	(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92	0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)	(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88	0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)	(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82	0.98	61
For the Year Ended October 31, 2019
A	$ 14.54	$ 0.08	$ 1.44	$ 1.52	$ (0.04)	$ (1.59)	$ (1.63)	$ 14.43	12.74%	$ 309,996	1.23%	1.23%	0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99	(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89	0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52	0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21	0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92	1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85	0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80	1.03	55
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2023
A	$ 37.07	$ (0.22)	$ (1.84)	$ (2.06)	$ —	$ —	$ —	$ 35.01	(5.56)%	$ 141,362	1.32%	1.31%	(0.58)%	53%
C	20.14	(0.28)	(0.99)	(1.27)	—	—	—	18.87	(6.31)	1,276	2.09	2.09	(1.35)	53
I	40.17	(0.08)	(2.01)	(2.09)	—	—	—	38.08	(5.20)	46,723	0.94	0.94	(0.20)	53
R3	35.99	(0.31)	(1.78)	(2.09)	—	—	—	33.90	(5.81)	5,115	1.57	1.56	(0.84)	53
R4	39.30	(0.21)	(1.96)	(2.17)	—	—	—	37.13	(5.52)	7,774	1.26	1.26	(0.53)	53
R5	42.94	(0.08)	(2.15)	(2.23)	—	—	—	40.71	(5.19)	12,394	0.93	0.93	(0.19)	53
R6	43.99	(0.05)	(2.20)	(2.25)	—	—	—	41.74	(5.11)	34,009	0.85	0.85	(0.11)	53
Y	43.94	(0.09)	(2.19)	(2.28)	—	—	—	41.66	(5.19)	103,032	0.95	0.92	(0.19)	53
F	40.50	(0.05)	(2.03)	(2.08)	—	—	—	38.42	(5.14)	25,243	0.85	0.85	(0.13)	53
The accompanying notes are an integral part of these financial statements.
90

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund – (continued)
For the Year Ended October 31, 2022
A	$ 64.88	$ (0.30)	$ (15.38)	$ (15.68)	$ —	$ (12.13)	$ (12.13)	$ 37.07	(28.75)%	$ 163,293	1.25%	1.24%	(0.72)%	42%
C	41.34	(0.36)	(8.71)	(9.07)	—	(12.13)	(12.13)	20.14	(29.27)	2,197	1.98	1.98	(1.44)	42
I	69.03	(0.17)	(16.56)	(16.73)	—	(12.13)	(12.13)	40.17	(28.50)	66,150	0.89	0.89	(0.36)	42
R3	63.50	(0.41)	(14.97)	(15.38)	—	(12.13)	(12.13)	35.99	(28.93)	6,107	1.52	1.51	(0.99)	42
R4	67.99	(0.31)	(16.25)	(16.56)	—	(12.13)	(12.13)	39.30	(28.72)	11,684	1.21	1.21	(0.69)	42
R5	72.91	(0.20)	(17.64)	(17.84)	—	(12.13)	(12.13)	42.94	(28.51)	20,591	0.91	0.91	(0.39)	42
R6	74.32	(0.14)	(18.06)	(18.20)	—	(12.13)	(12.13)	43.99	(28.44)	57,807	0.80	0.80	(0.28)	42
Y	74.28	(0.17)	(18.04)	(18.21)	—	(12.13)	(12.13)	43.94	(28.47)	145,027	0.91	0.86	(0.34)	42
F	69.43	(0.13)	(16.67)	(16.80)	—	(12.13)	(12.13)	40.50	(28.42)	27,582	0.80	0.80	(0.28)	42
For the Year Ended October 31, 2021
A	$ 51.35	$ (0.42)	$ 18.27	$ 17.85	$ —	$ (4.32)	$ (4.32)	$ 64.88	35.73%	$ 256,061	1.18%	1.18%	(0.67)%	48%
C	34.22	(0.55)	11.99	11.44	—	(4.32)	(4.32)	41.34	34.80	8,102	1.89	1.89	(1.37)	48
I	54.23	(0.22)	19.34	19.12	—	(4.32)	(4.32)	69.03	36.21	120,135	0.83	0.83	(0.33)	48
R3	50.47	(0.59)	17.94	17.35	—	(4.32)	(4.32)	63.50	35.34	8,637	1.48	1.47	(0.97)	48
R4	53.64	(0.42)	19.09	18.67	—	(4.32)	(4.32)	67.99	35.74	21,098	1.17	1.17	(0.64)	48
R5	57.10	(0.25)	20.38	20.13	—	(4.32)	(4.32)	72.91	36.15	86,788	0.87	0.87	(0.36)	48
R6	58.07	(0.18)	20.75	20.57	—	(4.32)	(4.32)	74.32	36.31	84,908	0.76	0.76	(0.25)	48
Y	58.07	(0.22)	20.75	20.53	—	(4.32)	(4.32)	74.28	36.24	268,416	0.87	0.81	(0.31)	48
F	54.48	(0.15)	19.42	19.27	—	(4.32)	(4.32)	69.43	36.32	36,439	0.76	0.76	(0.23)	48
For the Year Ended October 31, 2020
A	$ 45.71	$ (0.28)	$ 6.67	$ 6.39	$ —	$ (0.75)	$ (0.75)	$ 51.35	14.06%	$ 198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58
For the Year Ended October 31, 2019
A	$ 55.20	$ (0.21)	$ 2.62	$ 2.41	$ —	$ (11.90)	$ (11.90)	$ 45.71	8.99%	$ 195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	(0.00) (5)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48
The accompanying notes are an integral part of these financial statements.
91

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund
For the Year Ended October 31, 2023
A	$ 11.40	$ 0.12	$ (0.54)	$ (0.42)	$ (0.16)	$ (0.85)	$ (1.01)	$ 9.97	(4.16)%	$ 45,431	1.32%	1.30%	1.16%	52%
C	9.69	0.04	(0.46)	(0.42)	(0.08)	(0.85)	(0.93)	8.34	(4.94)	1,496	2.12	2.05	0.42	52
I	11.44	0.16	(0.56)	(0.40)	(0.19)	(0.85)	(1.04)	10.00	(3.94)	17,685	1.01	1.00	1.46	52
R3	11.90	0.11	(0.57)	(0.46)	(0.14)	(0.85)	(0.99)	10.45	(4.35)	531	1.59	1.50	0.98	52
R4	12.10	0.12	(0.56)	(0.44)	(0.17)	(0.85)	(1.02)	10.64	(4.08)	128	1.29	1.20	1.06	52
R5	12.08	0.18	(0.59)	(0.41)	(0.20)	(0.85)	(1.05)	10.62	(3.80)	1,855	0.99	0.90	1.54	52
R6	12.07	0.19	(0.58)	(0.39)	(0.21)	(0.85)	(1.06)	10.62	(3.63)	8,004	0.88	0.80	1.65	52
Y	12.05	0.18	(0.57)	(0.39)	(0.21)	(0.85)	(1.06)	10.60	(3.68)	2,448	0.98	0.85	1.61	52
F	11.43	0.18	(0.55)	(0.37)	(0.21)	(0.85)	(1.06)	10.00	(3.66)	23,870	0.88	0.80	1.69	52
For the Year Ended October 31, 2022
A	$ 13.36	$ 0.13	$ (1.22)	$ (1.09)	$ (0.09)	$ (0.78)	$ (0.87)	$ 11.40	(8.86)%	$ 51,422	1.29%	1.28%	1.05%	59%
C	11.48	0.03	(1.04)	(1.01)	—	(0.78)	(0.78)	9.69	(9.54)	1,922	2.10	2.05	0.29	59
I	13.40	0.16	(1.22)	(1.06)	(0.12)	(0.78)	(0.90)	11.44	(8.56)	21,402	0.98	0.98	1.35	59
R3	13.91	0.11	(1.28)	(1.17)	(0.06)	(0.78)	(0.84)	11.90	(9.05)	760	1.57	1.45	0.90	59
R4	14.13	0.16	(1.31)	(1.15)	(0.10)	(0.78)	(0.88)	12.10	(8.79)	42	1.26	1.20	1.29	59
R5	14.10	0.17	(1.27)	(1.10)	(0.14)	(0.78)	(0.92)	12.08	(8.48)	1,756	0.97	0.90	1.36	59
R6	14.10	0.18	(1.28)	(1.10)	(0.15)	(0.78)	(0.93)	12.07	(8.46)	7,821	0.85	0.80	1.48	59
Y	14.07	0.18	(1.28)	(1.10)	(0.14)	(0.78)	(0.92)	12.05	(8.46)	2,887	0.96	0.85	1.53	59
F	13.40	0.19	(1.23)	(1.04)	(0.15)	(0.78)	(0.93)	11.43	(8.46)	38,106	0.85	0.80	1.54	59
For the Year Ended October 31, 2021
A	$ 8.29	$ 0.10	$ 5.06	$ 5.16	$ (0.09)	$ —	$ (0.09)	$ 13.36	62.61%	$ 59,496	1.30%	1.28%	0.78%	60%
C	7.12	(0.00) (5)	4.37	4.37	(0.01)	—	(0.01)	11.48	61.49	3,098	2.09	2.04	0.01	60
I	8.31	0.15	5.06	5.21	(0.12)	—	(0.12)	13.40	63.20	32,905	0.97	0.96	1.12	60
R3	8.62	0.09	5.27	5.36	(0.07)	—	(0.07)	13.91	62.45	931	1.56	1.39	0.69	60
R4	8.76	0.12	5.35	5.47	(0.10)	—	(0.10)	14.13	62.83	53	1.26	1.20	0.88	60
R5	8.74	0.15	5.34	5.49	(0.13)	—	(0.13)	14.10	63.34	24	0.96	0.90	1.12	60
R6	8.74	0.16	5.35	5.51	(0.15)	—	(0.15)	14.10	63.49	1,508	0.85	0.80	1.24	60
Y	8.73	0.17	5.31	5.48	(0.14)	—	(0.14)	14.07	63.26	1,947	0.95	0.85	1.22	60
F	8.31	0.16	5.08	5.24	(0.15)	—	(0.15)	13.40	63.53	76,702	0.84	0.80	1.26	60
For the Year Ended October 31, 2020
A	$ 10.35	$ 0.09	$ (1.49)	$ (1.40)	$ (0.08)	$ (0.58)	$ (0.66)	$ 8.29	(14.57)%	$ 32,996	1.41%	1.29%	1.04%	62%
C	8.96	0.02	(1.28)	(1.26)	(0.00) (5)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04	0.29	62
I	10.37	0.12	(1.48)	(1.36)	(0.12)	(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93	1.43	62
R3	10.73	0.08	(1.54)	(1.46)	(0.07)	(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42	0.92	62
R4	10.89	0.10	(1.56)	(1.46)	(0.09)	(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20	1.10	62
R5	10.87	0.13	(1.56)	(1.43)	(0.12)	(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90	1.51	62
R6	10.87	0.12	(1.54)	(1.42)	(0.13)	(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80	1.42	62
Y	10.86	0.13	(1.55)	(1.42)	(0.13)	(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85	1.50	62
F	10.38	0.13	(1.49)	(1.36)	(0.13)	(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80	1.53	62
The accompanying notes are an integral part of these financial statements.
92

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund – (continued)
For the Year Ended October 31, 2019
A	$ 13.65	$ 0.10	$ (0.04)	$ 0.06	$ (0.03)	$ (3.33)	$ (3.36)	$ 10.35	3.46%	$ 47,037	1.37%	1.27%	0.98%	140%
C	12.35	0.02	(0.08)	(0.06)	—	(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04	0.26	140
I	13.68	0.14	(0.05)	0.09	(0.07)	(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90	1.34	140
R3	14.02	0.09	(0.03)	0.06	(0.02)	(3.33)	(3.35)	10.73	3.31	609	1.62	1.42	0.82	140
R4	14.16	0.11	(0.03)	0.08	(0.02)	(3.33)	(3.35)	10.89	3.52	69	1.31	1.20	1.01	140
R5	14.16	0.16	(0.05)	0.11	(0.07)	(3.33)	(3.40)	10.87	3.82	11	1.01	0.90	1.44	140
R6	14.15	0.15	(0.02)	0.13	(0.08)	(3.33)	(3.41)	10.87	3.99	103	0.89	0.80	1.39	140
Y	14.15	0.16	(0.04)	0.12	(0.08)	(3.33)	(3.41)	10.86	3.94	572	0.97	0.85	1.43	140
F	13.68	0.15	(0.04)	0.11	(0.08)	(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80	1.43	140
The Hartford Small Company Fund
For the Year Ended October 31, 2023
A	$ 16.30	$ (0.08)	$ (1.33)	$ (1.41)	$ —	$ —	$ —	$ 14.89	(8.59)%	$ 265,550	1.31%	1.31%	(0.48)%	48%
C	7.45	(0.09)	(0.61)	(0.70)	—	—	—	6.75	(9.40)	2,584	2.14	2.14	(1.28)	48
I	18.06	(0.03)	(1.48)	(1.51)	—	—	—	16.55	(8.36)	22,387	1.00	1.00	(0.16)	48
R3	18.45	(0.14)	(1.51)	(1.65)	—	—	—	16.80	(8.94)	9,054	1.61	1.61	(0.78)	48
R4	20.59	(0.10)	(1.68)	(1.78)	—	—	—	18.81	(8.60)	7,204	1.31	1.31	(0.48)	48
R5	22.66	(0.03)	(1.87)	(1.90)	—	—	—	20.76	(8.38)	2,859	1.01	1.01	(0.15)	48
R6	23.44	(0.02)	(1.92)	(1.94)	—	—	—	21.50	(8.24)	7,199	0.89	0.89	(0.07)	48
Y	23.34	(0.00) (5)	(1.96)	(1.96)	—	—	—	21.38	(8.40)	6,959	1.00	1.00	0.01	48
F	18.27	(0.01)	(1.50)	(1.51)	—	—	—	16.76	(8.26)	215,475	0.89	0.89	(0.06)	48
For the Year Ended October 31, 2022
A	$ 30.24	$ (0.13)	$ (7.28)	$ (7.41)	$ —	$ (6.53)	$ (6.53)	$ 16.30	(30.20)%	$ 319,971	1.27%	1.26%	(0.69)%	90%
C	17.65	(0.14)	(3.53)	(3.67)	—	(6.53)	(6.53)	7.45	(30.76)	4,678	2.10	2.10	(1.54)	90
I	32.69	(0.09)	(8.01)	(8.10)	—	(6.53)	(6.53)	18.06	(30.01)	31,819	0.99	0.99	(0.42)	90
R3	33.41	(0.22)	(8.21)	(8.43)	—	(6.53)	(6.53)	18.45	(30.43)	10,250	1.59	1.59	(1.01)	90
R4	36.39	(0.17)	(9.10)	(9.27)	—	(6.53)	(6.53)	20.59	(30.21)	9,040	1.29	1.29	(0.72)	90
R5	39.26	(0.11)	(9.96)	(10.07)	—	(6.53)	(6.53)	22.66	(30.01)	4,603	0.99	0.99	(0.41)	90
R6	40.33	(0.07)	(10.29)	(10.36)	—	(6.53)	(6.53)	23.44	(29.92)	6,580	0.87	0.87	(0.27)	90
Y	40.25	(0.10)	(10.28)	(10.38)	—	(6.53)	(6.53)	23.34	(30.05)	39,131	0.95	0.95	(0.36)	90
F	32.96	(0.06)	(8.10)	(8.16)	—	(6.53)	(6.53)	18.27	(29.93)	239,580	0.87	0.87	(0.29)	90
For the Year Ended October 31, 2021
A	$ 25.50	$ (0.30)	$ 7.82	$ 7.52	$ —	$ (2.78)	$ (2.78)	$ 30.24	30.50%	$ 502,923	1.23%	1.22%	(1.02)%	123%
C	15.97	(0.33)	4.79	4.46	—	(2.78)	(2.78)	17.65	29.39	9,324	2.05	2.05	(1.85)	123
I	27.31	(0.25)	8.41	8.16	—	(2.78)	(2.78)	32.69	30.84	59,421	0.95	0.95	(0.77)	123
R3	28.02	(0.45)	8.62	8.17	—	(2.78)	(2.78)	33.41	30.04	15,527	1.57	1.57	(1.37)	123
R4	30.22	(0.38)	9.33	8.95	—	(2.78)	(2.78)	36.39	30.46	15,320	1.26	1.26	(1.06)	123
R5	32.33	(0.30)	10.01	9.71	—	(2.78)	(2.78)	39.26	30.85	6,782	0.97	0.97	(0.78)	123
R6	33.12	(0.28)	10.27	9.99	—	(2.78)	(2.78)	40.33	30.97	5,954	0.85	0.85	(0.69)	123
Y	33.07	(0.29)	10.25	9.96	—	(2.78)	(2.78)	40.25	30.92	45,590	0.91	0.91	(0.72)	123
F	27.49	(0.21)	8.46	8.25	—	(2.78)	(2.78)	32.96	30.98	333,061	0.85	0.85	(0.65)	123
The accompanying notes are an integral part of these financial statements.
93

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund – (continued)
For the Year Ended October 31, 2020
A	$ 20.35	$ (0.14)	$ 6.57	$ 6.43	$ —	$ (1.28)	$ (1.28)	$ 25.50	33.21%	$ 389,496	1.32%	1.31%	(0.66)%	104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14	(1.50)	104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00	(0.35)	104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55	(0.90)	104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25	(0.60)	104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95	(0.30)	104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90	(0.42)	104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95	(0.29)	104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90	(0.24)	104
For the Year Ended October 31, 2019
A	$ 22.20	$ (0.13)	$ 2.28	$ 2.15	$ —	$ (4.00)	$ (4.00)	$ 20.35	14.08%	$ 311,742	1.33%	1.32%	(0.66)%	91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13	(1.46)	91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03	(0.37)	91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55	(0.89)	91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25	(0.59)	91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95	(0.29)	91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90	(0.23)	91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93	(0.26)	91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90	(0.23)	91

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	The “Net Realized and Unrealized Gain (Loss) on Investments” and “Total from Net Investment Income” for Classes I, R4 and R5 shares have been updated since the October 31, 2021 Annual Report to reflect a non-material change of $0.01 to these amounts.
(5)	Amount is less than $0.01 per share.
(6)	Amount is less than 0.01%.
(7)	Commenced operations on February 28, 2019.
(8)	Not annualized.
(9)	Annualized.
(10)	Commenced operations on June 22, 2022.
(11)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
The accompanying notes are an integral part of these financial statements.
94

Hartford Domestic Equity Funds
 Notes to Financial Statements
 October 31, 2023

1.	Organization:
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company" and collectively, the "Companies") are each an open-end registered management investment company comprised of thirty-seven and fifteen series, respectively, as of October 31, 2023. Financial statements for the series of each Company listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Capital Appreciation Fund (the "Capital Appreciation Fund")
Hartford Core Equity Fund (the "Core Equity Fund")
The Hartford Dividend and Growth Fund (the "Dividend and Growth Fund")
The Hartford Equity Income Fund (the "Equity Income Fund")
The Hartford Healthcare Fund (the "Healthcare Fund")
The Hartford MidCap Fund (the "MidCap Fund")
The Hartford MidCap Value Fund (the "MidCap Value Fund")
Hartford Small Cap Value Fund (the "Small Cap Value Fund")
The Hartford Small Company Fund (the "Small Company Fund")

The Hartford Mutual Funds II, Inc.:
The Hartford Growth Opportunities Fund (the "Growth Opportunities Fund")
The Hartford Small Cap Growth Fund (the "Small Cap Growth Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
95

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

With respect to a Fund's investments that do not have readily available market prices, each Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order
96

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
The Capital Appreciation Fund and the Dividend and Growth Fund filed claims to recover taxes withheld on prior year reclaims (EU reclaims) related to French taxes withheld on dividend income from 2009, 2010 and 2011. The Capital Appreciation Fund and the Dividend and Growth Fund received EU reclaims with related interest in the amount of $1,888,107 and $1,792,505, respectively, which is recorded on the Statement of Operations as Foreign withholding tax reclaims.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund
97

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the respective Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and
Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2023.
4.	Financial Derivative Instruments:
The following disclosures contain information on the derivative instruments used by a Fund during the period, the credit-risk-related contingent features in certain derivative instruments, and how such derivative instruments affect the financial position and results of operations of the applicable Fund. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2023, the Capital Appreciation Fund had used futures contracts.
98

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

b)	Additional Derivative Instrument Information:
Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 5,445,586	$ —	$ 5,445,586
Total	$ —	$ —	$ —	$ 5,445,586	$ —	$ 5,445,586

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 22,677,524	$ —	$ 22,677,524
Total	$ —	$ —	$ —	$ 22,677,524	$ —	$ 22,677,524
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (1,556,518)	$ —	$ (1,556,518)
Total	$ —	$ —	$ —	$ (1,556,518)	$ —	$ (1,556,518)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	427
c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2023:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (5,445,586)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(5,445,586)
Derivatives not subject to a MNA	—	5,445,586
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
99

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
The banking sector has recently been subject to increased market volatility. As a result, a Fund’s investments in the banking sector may be subject to increased volatility risk.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
100

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2023 and October 31, 2022 are as follows:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$ 23,999,674	$ 305,332,046	$ 279,895,853	$ 808,081,425
Core Equity Fund	106,000,036	263,609,129	128,007,129	276,790,106
Dividend and Growth Fund	270,368,087	660,981,658	237,541,713	650,717,744
Equity Income Fund	115,210,361	498,104,371	107,328,916	327,758,324
Growth Opportunities Fund	—	—	625,141,034	929,985,392
Healthcare Fund	—	13,370,344	8,784,435	157,643,753
MidCap Fund	—	639,353,171	82,760,021	1,452,281,687
MidCap Value Fund	5,771,513	85,376,578	23,089,873	40,847,490
Small Cap Growth Fund	—	—	—	150,799,914
Small Cap Value Fund	2,100,079	9,135,940	6,584,761	5,364,408
Small Company Fund	—	—	50,480,239	153,792,580

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
As of October 31, 2023, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$ 25,784,481	$ —	$ (15,300,417)	$ 544,876,590	$ 555,360,654
Core Equity Fund	77,375,269	187,125,055	—	2,927,389,400	3,191,889,724
Dividend and Growth Fund	48,677,967	54,554,495	—	3,865,088,445	3,968,320,907
Equity Income Fund	14,121,073	271,164,564	—	505,102,132	790,387,769
Growth Opportunities Fund	—	—	(801,380,205)	460,528,207	(340,851,998)
Healthcare Fund	—	—	(17,317,172)	165,393,793	148,076,621
MidCap Fund	—	141,375,169	(17,710,254)	536,984,910	660,649,825
MidCap Value Fund	38,716,480	26,091,586	—	1,489,058	66,297,124
Small Cap Growth Fund	—	13,433,964	(1,560,544)	17,086,018	28,959,438
Small Cap Value Fund	3,308,969	—	—	(7,622,419)	(4,313,450)
Small Company Fund	—	—	(145,153,020)	(19,470,454)	(164,623,474)
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as earnings and profits distributed to shareholders on the redemption of shares, net operating loss, in-kind trade activity, and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2023, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation Fund	$ (117,441)	$ 117,441
Core Equity Fund	35,117,178	(35,117,178)
Dividend and Growth Fund	(8,049,375)	8,049,375
Equity Income Fund	29,348,772	(29,348,772)
Growth Opportunities Fund	(65,016,176)	65,016,176
Healthcare Fund	(2,445,087)	2,445,087
MidCap Fund	(5,563,081)	5,563,081
MidCap Value Fund	3,856,272	(3,856,272)
Small Cap Growth Fund	(2,177,558)	2,177,558
Small Cap Value Fund	78,323	(78,323)
Small Company Fund	(3,154,337)	3,154,337
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
101

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

At October 31, 2023 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Capital Appreciation Fund	$ —	$ 15,300,417
Growth Opportunities Fund	551,221,870	229,017,076
Healthcare Fund	3,940,489	11,188,262
Small Company Fund	130,923,194	12,074,572
During the year ended October 31, 2023, the Growth Opportunities Fund utilized $44,129,809 and Small Cap Growth Fund utilized $30,797,940 of prior year capital loss carryforwards.
The Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, MidCap Fund, MidCap Value Fund, Small Cap Growth Fund and Small Cap Value Fund had no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2023.
During the year ended October 31, 2023, Growth Opportunities Fund deferred $21,141,259, Healthcare Fund deferred $2,188,421, MidCap Fund deferred $17,710,254, Small Cap Growth Fund deferred $1,560,544 and Small Company Fund deferred $2,155,254 late year ordinary losses.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2023 is different from book purposes primarily due to wash sale loss deferrals, PFIC mark to market adjustments, partnerships and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Appreciation Fund	$ 4,591,058,272	$ 857,201,290	$ (312,191,860)	$ 545,009,430
Core Equity Fund	5,752,648,361	3,142,391,855	(215,002,455)	2,927,389,400
Dividend and Growth Fund	10,784,752,392	4,298,609,767	(433,520,024)	3,865,089,743
Equity Income Fund	4,313,974,709	755,714,708	(250,633,740)	505,080,968
Growth Opportunities Fund	3,486,135,531	761,482,729	(300,954,522)	460,528,207
Healthcare Fund	903,656,652	291,966,770	(126,581,714)	165,385,056
MidCap Fund	5,118,144,378	1,121,730,664	(584,745,753)	536,984,911
MidCap Value Fund	872,119,296	85,045,785	(83,556,725)	1,489,060
Small Cap Growth Fund	361,473,750	59,690,535	(42,604,518)	17,086,017
Small Cap Value Fund	108,585,240	10,226,183	(17,848,602)	(7,622,419)
Small Company Fund	556,870,377	71,343,314	(90,813,769)	(19,470,455)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of October 31, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
102

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2023; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion
Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion
Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion
MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
103

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Fund	Management Fee Rates
Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2023, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), until February 29, 2024 (unless the applicable Board of Directors approves its earlier termination) as follows for the following Fund:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2023, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.05%	1.84%	0.79%	1.41%	1.10%	0.80%	0.70%	0.81%	0.70%
Core Equity Fund	0.70%	1.45%	0.46%	1.08%	0.72%	0.46%	0.36%	0.44%	0.36%
Dividend and Growth Fund	0.96%	1.73%	0.72%	1.34%	1.04%	0.73%	0.63%	0.71%	0.63%
Equity Income Fund	0.97%	1.74%	0.74%	1.36%	1.06%	0.75%	0.65%	0.73%	0.65%
Growth Opportunities Fund	1.09%	1.87%	0.84%	1.44%	1.13%	0.86%	0.74%	0.83%	0.74%
Healthcare Fund	1.27%	2.05%	1.01%	1.62%	1.29%	1.02%	0.91%	1.01%	0.91%
MidCap Fund	1.11%	1.88%	0.83%	1.46%	1.14%	0.84%	0.75%	0.83%	0.75%
MidCap Value Fund	1.16%	1.94%	0.87%	1.48%	1.18%	0.88%	0.77%	0.87%	0.77%
Small Cap Growth Fund	1.31%	2.09%	0.94%	1.56%	1.26%	0.93%	0.85%	0.92%	0.85%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.31%	2.13%	1.00%	1.61%	1.30%	1.01%	0.89%	1.00%	0.89%
104

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2023, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$ 1,032,319	$ 13,677
Core Equity Fund	1,351,653	34,978
Dividend and Growth Fund	2,799,483	63,319
Equity Income Fund	1,343,757	25,806
Growth Opportunities Fund	1,154,944	14,599
Healthcare Fund	281,991	2,481
MidCap Fund	899,049	12,618
MidCap Value Fund	398,087	5,452
Small Cap Growth Fund	42,092	266
Small Cap Value Fund	40,576	278
Small Company Fund	233,626	4,980
The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable share class of the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2023, a portion of each Company’s Chief Compliance Officer’s ("CCO") compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$ 13,041
Core Equity Fund	21,551
Dividend and Growth Fund	35,736
Equity Income Fund	11,989
Growth Opportunities Fund	9,689
Healthcare Fund	2,743
MidCap Fund	15,513
MidCap Value Fund	2,236
Small Cap Growth Fund	1,005
Small Cap Value Fund	275
Small Company Fund	1,406
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to SS&C GIDS, Inc. ("SS&C", formerly known as DST Asset Manager Solutions, Inc.) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and SS&C (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain
105

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2023, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below until February 29, 2024, unless the applicable Board of Directors approves its earlier termination.
Fund	Class Y
Dividend and Growth Fund	0.09%
Small Cap Growth Fund	0.07%
From November 1, 2022 through February 28, 2023, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class I	Class Y
Dividend and Growth Fund	N/A	0.06%
MidCap Fund	0.12%	0.06%
Small Cap Growth Fund	N/A	0.07%
Pursuant to a sub-transfer agency agreement between HASCO and SS&C, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to SS&C. Each Fund does not pay any fee directly to SS&C; rather, HASCO makes all such payments to SS&C. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2023, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.11%	0.15%	0.09%	0.22%	0.15%	0.10%	0.00% *	0.11%	0.00% *
Core Equity Fund	0.09%	0.09%	0.09%	0.22%	0.14%	0.10%	0.00% *	0.08%	0.00% *
Dividend and Growth Fund	0.09%	0.11%	0.09%	0.21%	0.16%	0.10%	0.00% *	0.08%	0.00% *
Equity Income Fund	0.08%	0.10%	0.10%	0.21%	0.17%	0.10%	0.00% *	0.09%	0.00% *
Growth Opportunities Fund	0.11%	0.13%	0.10%	0.20%	0.15%	0.12%	0.00% *	0.10%	0.00% *
Healthcare Fund	0.12%	0.14%	0.10%	0.21%	0.14%	0.12%	0.00% *	0.11%	0.00% *
MidCap Fund	0.11%	0.13%	0.09%	0.22%	0.17%	0.09%	0.00% *	0.08%	0.00% *
MidCap Value Fund	0.14%	0.18%	0.10%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Small Cap Growth Fund	0.22%	0.25%	0.09%	0.22%	0.17%	0.08%	0.00% *	0.07%	0.00% *
Small Cap Value Fund	0.19%	0.25%	0.13%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Small Company Fund	0.17%	0.25%	0.11%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
Each Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
106

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2023.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Capital Appreciation Fund	$ 6,115,312	$ 6,079,332	$ —
Core Equity Fund	—	—	—
Dividend and Growth Fund	—	—	—
Equity Income Fund	5,863	5,907	—
Growth Opportunities Fund	35,345,325	35,152,160	—
Healthcare Fund	1,537,758	1,591,291	—
MidCap Fund	3,570,563	3,691,900	—
MidCap Value Fund	—	—	—
Small Cap Growth Fund	5,336,950	5,401,691	—
Small Cap Value Fund	39,100	40,000	—
Small Company Fund	2,923,672	2,997,300	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliated Security Transactions:
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an "affiliate" of the Fund. As of and during the year ended October 31, 2023, the MidCap Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below.
A summary of affiliated security transactions for the year ended October 31, 2023 follows:

Affiliated Investments	Beginning Value as of November 1, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Return of Capital	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gains Distribution
MidCap Fund
Nuvei Corp.	$ 91,517,744	$ 22,878,632	$ 14,412,052	$ (19,981,094)	$ —	$ (28,530,099)	$ 51,473,131	3,705,769	$ 299,448	$ —
Shift4 Payments, Inc.*	121,387,095	11,209,645	53,606,381	(6,390,187)	—	14,751,006	87,351,178	1,962,066	—	—
Total	$ 212,904,839	$ 34,088,277	$ 68,018,433	$ (26,371,281)	$ —	$ (13,779,093)	$ 138,824,309	5,667,835	$ 299,448	$ —

*	Not an affiliate as of October 31, 2023.
107

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

10.	Affiliate Holdings:
As of October 31, 2023, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MidCap Value Fund	—	—	—	—	—	—	10%	—	—
Small Cap Value Fund	—	—	—	—	—	1%	—	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MidCap Value Fund	—	—	—	—	—	—	0% *	—	—
Small Cap Value Fund	—	—	—	—	—	0% *	—	—	—

*	Percentage rounds to zero.
As of October 31, 2023, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	3%
Dividend and Growth Fund	4%
Equity Income Fund	3%
Growth Opportunities Fund	3%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	6%
Small Cap Value Fund	19%
Small Company Fund	5%

*	As of October 31, 2023, affiliated funds of funds and the 529 plan were invested in Class F shares.
11.	Investment Transactions:
For the year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$ 3,439,446,789	$ 4,163,597,862	$ 3,439,446,789	$ 4,163,597,862
Core Equity Fund	1,754,950,500	3,236,737,025	1,754,950,500	3,236,737,025
Dividend and Growth Fund	3,995,577,951	4,573,886,473	3,995,577,951	4,573,886,473
Equity Income Fund	2,059,286,331	1,969,894,769	2,059,286,331	1,969,894,769
Growth Opportunities Fund	3,642,536,177	4,323,629,896	3,642,536,177	4,323,629,896
Healthcare Fund	391,338,129	571,140,823	391,338,129	571,140,823
MidCap Fund	2,449,237,283	4,362,144,797	2,449,237,283	4,362,144,797
MidCap Value Fund	792,095,079	795,732,214	792,095,079	795,732,214
Small Cap Growth Fund	236,157,855	341,852,968	236,157,855	341,852,968
Small Cap Value Fund	61,442,881	80,285,353	61,442,881	80,285,353
Small Company Fund	294,289,989	352,951,040	294,289,989	352,951,040
108

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

12.	Capital Share Transactions:
The following information is for the years ended October 31, 2023 and October 31, 2022:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	2,416,094	$ 84,486,808	3,057,113	$ 117,912,718
Shares Issued for Reinvested Dividends	6,927,389	235,627,108	18,530,282	773,952,122
Shares Redeemed	(16,646,060)	(582,463,426)	(15,671,864)	(597,749,344)
Net Increase (Decrease)	(7,302,577)	(262,349,510)	5,915,531	294,115,496
Class C
Shares Sold	208,653	$ 4,571,978	355,100	$ 8,956,718
Shares Issued for Reinvested Dividends	328,212	6,990,907	1,058,069	28,641,921
Shares Redeemed	(1,519,110)	(33,305,211)	(1,826,007)	(45,470,387)
Net Increase (Decrease)	(982,245)	(21,742,326)	(412,838)	(7,871,748)
Class I
Shares Sold	1,490,961	$ 52,882,495	1,548,525	$ 60,994,842
Shares Issued for Reinvested Dividends	776,009	26,584,678	2,140,817	90,255,338
Shares Redeemed	(4,119,393)	(145,273,355)	(3,597,389)	(137,417,555)
Net Increase (Decrease)	(1,852,423)	(65,806,182)	91,953	13,832,625
Class R3
Shares Sold	50,805	$ 2,065,987	59,892	$ 2,569,258
Shares Issued for Reinvested Dividends	35,821	1,411,714	114,302	5,487,633
Shares Redeemed	(190,864)	(7,828,268)	(231,286)	(10,043,979)
Net Increase (Decrease)	(104,238)	(4,350,567)	(57,092)	(1,987,088)
Class R4
Shares Sold	50,530	$ 2,162,148	66,901	$ 3,145,575
Shares Issued for Reinvested Dividends	29,790	1,237,975	85,515	4,313,361
Shares Redeemed	(135,137)	(5,782,831)	(143,629)	(6,568,277)
Net Increase (Decrease)	(54,817)	(2,382,708)	8,787	890,659
Class R5
Shares Sold	34,157	$ 1,500,954	49,168	$ 2,317,024
Shares Issued for Reinvested Dividends	31,575	1,346,597	80,863	4,194,444
Shares Redeemed	(263,473)	(11,504,209)	(98,330)	(4,824,329)
Net Increase (Decrease)	(197,741)	(8,656,658)	31,701	1,687,139
Class R6
Shares Sold	1,033,462	$ 45,894,296	342,359	$ 19,376,487
Shares Issued for Reinvested Dividends	26,316	1,131,066	81,637	4,271,968
Shares Redeemed	(205,756)	(9,110,251)	(109,087)	(5,049,188)
Net Increase (Decrease)	854,022	37,915,111	314,909	18,599,267
Class Y
Shares Sold	80,931	$ 3,645,887	112,377	$ 5,423,166
Shares Issued for Reinvested Dividends	80,906	3,477,585	274,840	14,360,979
Shares Redeemed	(1,382,962)	(61,326,239)	(729,211)	(33,928,608)
Net Increase (Decrease)	(1,221,125)	(54,202,767)	(341,994)	(14,144,463)
Class F
Shares Sold	1,475,053	$ 51,699,782	2,468,140	$ 90,526,856
Shares Issued for Reinvested Dividends	1,212,451	41,502,624	3,014,822	127,144,725
Shares Redeemed	(4,220,336)	(149,610,096)	(3,637,998)	(136,977,274)
Net Increase (Decrease)	(1,532,832)	(56,407,690)	1,844,964	80,694,307
Total Net Increase (Decrease)	(12,393,976)	$ (437,983,297)	7,395,921	$ 385,816,194
Core Equity Fund
Class A
Shares Sold	4,662,208	$ 192,757,895	6,383,267	$ 283,671,328
Shares Issued for Reinvested Dividends	1,290,079	51,353,487	1,003,255	49,317,221
Shares Redeemed	(6,809,613)	(281,874,863)	(5,353,972)	(234,304,903)
Net Increase (Decrease)	(857,326)	(37,763,481)	2,032,550	98,683,646
109

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares Sold	666,349	$ 24,666,910	1,253,604	$ 50,867,962
Shares Issued for Reinvested Dividends	363,772	13,111,704	349,431	15,420,372
Shares Redeemed	(2,947,688)	(109,648,635)	(2,781,070)	(109,599,804)
Net Increase (Decrease)	(1,917,567)	(71,870,021)	(1,178,035)	(43,311,470)
Class I
Shares Sold	13,943,656	$ 574,317,175	25,138,210	$ 1,118,094,707
Shares Issued for Reinvested Dividends	3,143,233	125,251,199	2,850,367	140,716,905
Shares Redeemed	(38,424,804)	(1,592,653,726)	(35,726,873)	(1,550,849,816)
Net Increase (Decrease)	(21,337,915)	(893,085,352)	(7,738,296)	(292,038,204)
Class R3
Shares Sold	155,020	$ 6,503,551	298,269	$ 13,926,237
Shares Issued for Reinvested Dividends	42,352	1,719,412	37,639	1,871,542
Shares Redeemed	(347,755)	(14,683,725)	(436,719)	(19,025,180)
Net Increase (Decrease)	(150,383)	(6,460,762)	(100,811)	(3,227,401)
Class R4
Shares Sold	302,748	$ 12,938,651	463,087	$ 21,372,285
Shares Issued for Reinvested Dividends	125,891	5,191,062	132,063	6,705,623
Shares Redeemed	(1,281,405)	(55,276,370)	(1,508,324)	(69,293,943)
Net Increase (Decrease)	(852,766)	(37,146,657)	(913,174)	(41,216,035)
Class R5
Shares Sold	276,875	$ 11,522,767	523,441	$ 23,343,337
Shares Issued for Reinvested Dividends	130,348	5,239,611	118,899	5,918,731
Shares Redeemed	(996,287)	(42,133,966)	(1,556,355)	(67,139,669)
Net Increase (Decrease)	(589,064)	(25,371,588)	(914,015)	(37,877,601)
Class R6
Shares Sold	4,928,104	$ 206,462,743	8,959,950	$ 396,301,671
Shares Issued for Reinvested Dividends	957,461	38,632,638	647,642	32,411,972
Shares Redeemed	(5,576,479)	(236,040,509)	(4,637,927)	(204,136,867)
Net Increase (Decrease)	309,086	9,054,872	4,969,665	224,576,776
Class Y
Shares Sold	2,222,876	$ 93,707,132	2,164,398	$ 98,845,545
Shares Issued for Reinvested Dividends	483,390	19,520,858	561,625	28,081,046
Shares Redeemed	(4,442,840)	(187,208,035)	(7,849,800)	(348,528,440)
Net Increase (Decrease)	(1,736,574)	(73,980,045)	(5,123,777)	(221,601,849)
Class F
Shares Sold	9,602,495	$ 398,245,374	13,239,963	$ 592,067,299
Shares Issued for Reinvested Dividends	2,348,767	93,574,797	2,148,216	106,209,029
Shares Redeemed	(14,346,645)	(598,615,873)	(23,465,248)	(1,021,206,791)
Net Increase (Decrease)	(2,395,383)	(106,795,702)	(8,077,069)	(322,930,463)
Total Net Increase (Decrease)	(29,527,892)	$ (1,243,418,736)	(17,042,962)	$ (638,942,601)
Dividend and Growth Fund*
Class A
Shares Sold	10,035,822	$ 303,137,325	14,259,336	$ 456,511,173
Shares Issued for Reinvested Dividends	8,432,131	253,225,513	8,032,629	265,324,992
Shares Redeemed	(17,814,178)	(538,035,866)	(15,308,574)	(488,931,973)
Net Increase (Decrease)	653,775	18,326,972	6,983,391	232,904,192
Class C
Shares Sold	1,195,925	$ 34,418,401	2,645,502	$ 81,671,576
Shares Issued for Reinvested Dividends	330,462	9,492,536	274,652	8,737,329
Shares Redeemed	(1,850,529)	(53,275,479)	(1,631,982)	(49,532,829)
Net Increase (Decrease)	(324,142)	(9,364,542)	1,288,172	40,876,076
Class I
Shares Sold	36,581,833	$ 1,097,282,656	64,363,688	$ 2,058,872,583
Shares Issued for Reinvested Dividends	7,387,999	220,324,975	5,907,158	193,113,163
Shares Redeemed	(53,101,294)	(1,598,109,665)	(34,946,220)	(1,107,019,682)
Net Increase (Decrease)	(9,131,462)	(280,502,034)	35,324,626	1,144,966,064
110

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	256,718	$ 7,901,146	348,672	$ 11,370,145
Shares Issued for Reinvested Dividends	93,879	2,873,582	100,882	3,401,827
Shares Redeemed	(539,529)	(16,607,512)	(600,236)	(19,626,369)
Net Increase (Decrease)	(188,932)	(5,832,784)	(150,682)	(4,854,397)
Class R4
Shares Sold	389,581	$ 12,080,743	796,252	$ 26,395,247
Shares Issued for Reinvested Dividends	143,875	4,441,408	138,647	4,701,649
Shares Redeemed	(980,389)	(30,445,231)	(957,878)	(31,739,116)
Net Increase (Decrease)	(446,933)	(13,923,080)	(22,979)	(642,220)
Class R5
Shares Sold	1,591,123	$ 50,044,722	2,795,712	$ 92,959,983
Shares Issued for Reinvested Dividends	183,787	5,698,726	205,078	6,984,131
Shares Redeemed	(4,249,868)	(132,476,932)	(3,084,827)	(100,834,486)
Net Increase (Decrease)	(2,474,958)	(76,733,484)	(84,037)	(890,372)
Class R6
Shares Sold	9,998,858	$ 312,195,799	9,755,875	$ 319,701,277
Shares Issued for Reinvested Dividends	1,257,139	38,962,188	842,357	28,512,706
Shares Redeemed	(6,195,316)	(193,024,036)	(3,734,079)	(121,605,554)
Net Increase (Decrease)	5,060,681	158,133,951	6,864,153	226,608,429
Class Y
Shares Sold	6,624,287	$ 205,459,595	7,239,847	$ 242,709,191
Shares Issued for Reinvested Dividends	1,318,360	40,895,267	1,560,840	53,170,181
Shares Redeemed	(14,277,753)	(448,268,635)	(12,313,080)	(406,017,012)
Net Increase (Decrease)	(6,335,106)	(201,913,773)	(3,512,393)	(110,137,640)
Class F
Shares Sold	38,149,463	$ 1,144,113,374	67,501,996	$ 2,121,346,990
Shares Issued for Reinvested Dividends	10,425,951	310,611,638	8,634,393	282,063,480
Shares Redeemed	(46,245,744)	(1,393,392,739)	(35,875,105)	(1,115,006,438)
Net Increase (Decrease)	2,329,670	61,332,273	40,261,284	1,288,404,032
Total Net Increase (Decrease)	(10,857,407)	$ (350,476,501)	86,951,535	$ 2,817,234,164
Equity Income Fund
Class A
Shares Sold	7,859,075	$ 160,763,242	9,596,803	$ 211,409,984
Shares Issued for Reinvested Dividends	10,574,284	216,970,102	7,158,278	159,263,758
Shares Redeemed	(14,048,616)	(286,563,550)	(8,968,077)	(198,976,567)
Net Increase (Decrease)	4,384,743	91,169,794	7,787,004	171,697,175
Class C
Shares Sold	1,177,587	$ 24,216,732	1,379,177	$ 30,309,524
Shares Issued for Reinvested Dividends	697,256	14,254,483	549,220	12,167,905
Shares Redeemed	(2,455,858)	(49,656,180)	(2,613,220)	(57,727,994)
Net Increase (Decrease)	(581,015)	(11,184,965)	(684,823)	(15,250,565)
Class I
Shares Sold	28,517,875	$ 576,072,410	23,824,979	$ 520,404,729
Shares Issued for Reinvested Dividends	8,874,084	180,428,576	5,346,702	117,953,687
Shares Redeemed	(31,103,452)	(627,405,002)	(15,236,956)	(332,668,191)
Net Increase (Decrease)	6,288,507	129,095,984	13,934,725	305,690,225
Class R3
Shares Sold	202,990	$ 4,113,384	241,885	$ 5,341,375
Shares Issued for Reinvested Dividends	156,532	3,224,249	122,508	2,733,840
Shares Redeemed	(367,749)	(7,478,183)	(471,052)	(10,531,386)
Net Increase (Decrease)	(8,227)	(140,550)	(106,659)	(2,456,171)
Class R4
Shares Sold	898,637	$ 18,137,799	320,134	$ 7,147,306
Shares Issued for Reinvested Dividends	174,667	3,597,294	134,864	3,014,807
Shares Redeemed	(732,395)	(14,925,376)	(752,816)	(17,082,777)
Net Increase (Decrease)	340,909	6,809,717	(297,818)	(6,920,664)
111

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	857,604	$ 17,798,043	713,292	$ 16,015,545
Shares Issued for Reinvested Dividends	398,898	8,277,019	284,360	6,388,940
Shares Redeemed	(1,513,342)	(31,098,556)	(1,012,405)	(22,891,236)
Net Increase (Decrease)	(256,840)	(5,023,494)	(14,753)	(486,751)
Class R6
Shares Sold	4,779,502	$ 99,043,259	1,794,564	$ 40,124,508
Shares Issued for Reinvested Dividends	604,466	12,544,054	298,677	6,718,898
Shares Redeemed	(1,604,760)	(32,861,638)	(1,015,542)	(22,792,072)
Net Increase (Decrease)	3,779,208	78,725,675	1,077,699	24,051,334
Class Y
Shares Sold	2,411,518	$ 49,853,997	1,581,933	$ 35,422,065
Shares Issued for Reinvested Dividends	577,276	12,017,292	391,565	8,820,735
Shares Redeemed	(3,144,920)	(65,510,197)	(1,376,119)	(31,089,555)
Net Increase (Decrease)	(156,126)	(3,638,908)	597,379	13,153,245
Class F
Shares Sold	16,288,171	$ 329,666,948	12,117,460	$ 264,063,832
Shares Issued for Reinvested Dividends	6,910,798	140,456,473	4,681,705	103,344,207
Shares Redeemed	(13,362,835)	(269,393,729)	(13,925,425)	(305,390,990)
Net Increase (Decrease)	9,836,134	200,729,692	2,873,740	62,017,049
Total Net Increase (Decrease)	23,627,293	$ 486,542,945	25,166,494	$ 551,494,877
Growth Opportunities Fund*
Class A
Shares Sold	4,536,856	$ 156,041,936	4,840,696	$ 186,204,105
Shares Issued for Reinvested Dividends	—	—	14,227,245	671,810,525
Shares Redeemed	(10,594,748)	(357,706,689)	(12,854,467)	(482,132,807)
Net Increase (Decrease)	(6,057,892)	(201,664,753)	6,213,474	375,881,823
Class C
Shares Sold	878,123	$ 7,516,065	2,069,076	$ 22,831,433
Shares Issued for Reinvested Dividends	—	—	11,422,799	136,730,901
Shares Redeemed	(7,170,098)	(62,099,734)	(9,258,825)	(97,832,574)
Net Increase (Decrease)	(6,291,975)	(54,583,669)	4,233,050	61,729,760
Class I
Shares Sold	3,911,312	$ 148,495,885	7,238,788	$ 309,883,151
Shares Issued for Reinvested Dividends	—	—	5,786,925	301,903,898
Shares Redeemed	(9,862,796)	(364,494,203)	(16,722,255)	(693,094,286)
Net Increase (Decrease)	(5,951,484)	(215,998,318)	(3,696,542)	(81,307,237)
Class R3
Shares Sold	142,425	$ 4,948,733	203,038	$ 7,785,778
Shares Issued for Reinvested Dividends	—	—	215,984	10,077,826
Shares Redeemed	(258,507)	(8,746,234)	(278,253)	(10,396,015)
Net Increase (Decrease)	(116,082)	(3,797,501)	140,769	7,467,589
Class R4
Shares Sold	157,329	$ 6,064,966	193,265	$ 7,876,745
Shares Issued for Reinvested Dividends	—	—	236,765	12,382,831
Shares Redeemed	(325,377)	(12,421,190)	(307,229)	(13,066,648)
Net Increase (Decrease)	(168,048)	(6,356,224)	122,801	7,192,928
Class R5
Shares Sold	45,520	$ 1,922,780	58,395	$ 2,652,895
Shares Issued for Reinvested Dividends	—	—	68,446	3,927,412
Shares Redeemed	(245,886)	(10,877,510)	(99,282)	(4,569,412)
Net Increase (Decrease)	(200,366)	(8,954,730)	27,559	2,010,895
Class R6
Shares Sold	208,369	$ 9,009,708	229,289	$ 11,255,684
Shares Issued for Reinvested Dividends	—	—	182,245	10,770,646
Shares Redeemed	(531,843)	(22,977,986)	(351,044)	(16,361,897)
Net Increase (Decrease)	(323,474)	(13,968,278)	60,490	5,664,433
112

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	473,218	$ 19,239,168	2,049,547	$ 93,311,976
Shares Issued for Reinvested Dividends	—	—	1,525,929	89,968,761
Shares Redeemed	(7,375,702)	(306,256,689)	(2,437,524)	(111,382,745)
Net Increase (Decrease)	(6,902,484)	(287,017,521)	1,137,952	71,897,992
Class F
Shares Sold	3,274,425	$ 123,803,774	5,268,021	$ 216,622,722
Shares Issued for Reinvested Dividends	—	—	4,010,962	210,816,144
Shares Redeemed	(5,740,998)	(221,271,995)	(6,505,529)	(273,177,311)
Net Increase (Decrease)	(2,466,573)	(97,468,221)	2,773,454	154,261,555
Total Net Increase (Decrease)	(28,478,378)	$ (889,809,215)	11,013,007	$ 604,799,738
Healthcare Fund
Class A
Shares Sold	1,301,739	$ 45,460,254	1,284,953	$ 46,400,237
Shares Issued for Reinvested Dividends	196,124	7,042,794	2,140,949	82,554,992
Shares Redeemed	(2,956,846)	(103,102,020)	(2,767,818)	(99,977,711)
Net Increase (Decrease)	(1,458,983)	(50,598,972)	658,084	28,977,518
Class C
Shares Sold	163,228	$ 3,989,709	198,228	$ 5,299,174
Shares Issued for Reinvested Dividends	47,740	1,199,709	637,952	17,422,458
Shares Redeemed	(1,582,649)	(38,563,268)	(1,454,981)	(36,873,194)
Net Increase (Decrease)	(1,371,681)	(33,373,850)	(618,801)	(14,151,562)
Class I
Shares Sold	1,079,046	$ 41,054,526	1,431,084	$ 56,509,411
Shares Issued for Reinvested Dividends	71,577	2,796,522	894,258	37,379,994
Shares Redeemed	(2,970,902)	(112,760,203)	(3,243,038)	(128,586,178)
Net Increase (Decrease)	(1,820,279)	(68,909,155)	(917,696)	(34,696,773)
Class R3
Shares Sold	80,030	$ 2,856,815	117,578	$ 4,352,251
Shares Issued for Reinvested Dividends	6,877	252,596	76,658	3,032,585
Shares Redeemed	(182,612)	(6,524,888)	(206,799)	(7,790,606)
Net Increase (Decrease)	(95,705)	(3,415,477)	(12,563)	(405,770)
Class R4
Shares Sold	70,185	$ 2,741,314	85,195	$ 3,489,886
Shares Issued for Reinvested Dividends	3,129	125,231	45,986	1,974,634
Shares Redeemed	(144,526)	(5,618,832)	(242,024)	(9,583,409)
Net Increase (Decrease)	(71,212)	(2,752,287)	(110,843)	(4,118,889)
Class R5
Shares Sold	48,190	$ 2,038,977	57,546	$ 2,435,652
Shares Issued for Reinvested Dividends	2,019	87,211	22,562	1,042,154
Shares Redeemed	(165,352)	(6,924,570)	(83,838)	(3,601,385)
Net Increase (Decrease)	(115,143)	(4,798,382)	(3,730)	(123,579)
Class R6
Shares Sold	110,149	$ 4,734,421	1,224,226	$ 53,330,855
Shares Issued for Reinvested Dividends	10,675	471,423	10,556	497,706
Shares Redeemed	(159,269)	(6,878,936)	(46,267)	(2,004,674)
Net Increase (Decrease)	(38,445)	(1,673,092)	1,188,515	51,823,887
Class Y
Shares Sold	100,980	$ 4,321,489	206,056	$ 9,241,977
Shares Issued for Reinvested Dividends	10,049	442,364	211,002	9,927,628
Shares Redeemed	(271,441)	(11,570,093)	(1,487,131)	(65,145,430)
Net Increase (Decrease)	(160,412)	(6,806,240)	(1,070,073)	(45,975,825)
Class F
Shares Sold	150,600	$ 5,747,539	134,871	$ 5,389,637
Shares Issued for Reinvested Dividends	7,839	308,479	99,102	4,167,247
Shares Redeemed	(307,793)	(11,823,537)	(278,324)	(10,879,334)
Net Increase (Decrease)	(149,354)	(5,767,519)	(44,351)	(1,322,450)
Total Net Increase (Decrease)	(5,281,214)	$ (178,094,974)	(931,458)	$ (19,993,443)
113

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
MidCap Fund
Class A
Shares Sold	4,663,543	$ 111,083,626	4,396,156	$ 124,424,494
Shares Issued for Reinvested Dividends	8,756,422	203,761,943	12,324,154	396,196,632
Shares Redeemed	(18,125,910)	(431,123,450)	(15,878,115)	(445,237,437)
Net Increase (Decrease)	(4,705,945)	(116,277,881)	842,195	75,383,689
Class C
Shares Sold	506,661	$ 6,427,019	723,474	$ 11,923,400
Shares Issued for Reinvested Dividends	2,612,337	31,844,391	3,704,020	67,653,820
Shares Redeemed	(6,406,226)	(80,617,358)	(6,042,234)	(98,035,963)
Net Increase (Decrease)	(3,287,228)	(42,345,948)	(1,614,740)	(18,458,743)
Class I
Shares Sold	6,582,892	$ 166,366,039	14,515,466	$ 444,089,079
Shares Issued for Reinvested Dividends	5,489,567	135,482,515	13,008,563	440,965,066
Shares Redeemed	(33,099,640)	(845,777,777)	(63,448,845)	(1,907,224,197)
Net Increase (Decrease)	(21,027,181)	(543,929,223)	(35,924,816)	(1,022,170,052)
Class R3
Shares Sold	299,005	$ 8,360,323	268,544	$ 8,594,453
Shares Issued for Reinvested Dividends	178,795	4,852,488	262,492	9,696,451
Shares Redeemed	(585,026)	(16,127,356)	(755,575)	(24,883,540)
Net Increase (Decrease)	(107,226)	(2,914,545)	(224,539)	(6,592,636)
Class R4
Shares Sold	283,672	$ 8,471,150	369,134	$ 12,932,115
Shares Issued for Reinvested Dividends	181,833	5,307,702	422,793	16,696,845
Shares Redeemed	(1,371,039)	(41,097,467)	(2,195,136)	(76,584,250)
Net Increase (Decrease)	(905,534)	(27,318,615)	(1,403,209)	(46,955,290)
Class R5
Shares Sold	368,675	$ 11,523,482	684,393	$ 25,511,679
Shares Issued for Reinvested Dividends	164,130	5,051,920	578,517	24,023,911
Shares Redeemed	(1,396,945)	(44,143,219)	(5,194,820)	(197,426,765)
Net Increase (Decrease)	(864,140)	(27,567,817)	(3,931,910)	(147,891,175)
Class R6
Shares Sold	2,722,323	$ 87,055,047	3,747,078	$ 138,619,353
Shares Issued for Reinvested Dividends	1,541,892	48,369,139	3,286,733	138,940,388
Shares Redeemed	(12,907,197)	(408,843,530)	(18,624,424)	(721,527,773)
Net Increase (Decrease)	(8,642,982)	(273,419,344)	(11,590,613)	(443,968,032)
Class Y
Shares Sold	1,257,284	$ 40,054,484	3,185,757	$ 122,180,289
Shares Issued for Reinvested Dividends	852,549	26,659,212	1,893,699	79,823,910
Shares Redeemed	(5,841,998)	(185,981,433)	(12,021,019)	(441,584,956)
Net Increase (Decrease)	(3,732,165)	(119,267,737)	(6,941,563)	(239,580,757)
Class F
Shares Sold	8,672,702	$ 220,869,153	11,256,515	$ 336,568,335
Shares Issued for Reinvested Dividends	6,352,934	157,933,948	8,831,655	301,449,778
Shares Redeemed	(18,259,601)	(466,077,861)	(19,967,918)	(595,418,038)
Net Increase (Decrease)	(3,233,965)	(87,274,760)	120,252	42,600,075
Total Net Increase (Decrease)	(46,506,366)	$ (1,240,315,870)	(60,668,943)	$ (1,807,632,921)
MidCap Value Fund
Class A
Shares Sold	3,253,017	$ 50,352,162	3,626,881	$ 60,577,133
Shares Issued for Reinvested Dividends	2,463,226	37,164,191	1,489,007	25,794,038
Shares Redeemed	(3,305,513)	(51,240,395)	(2,384,882)	(40,360,058)
Net Increase (Decrease)	2,410,730	36,275,958	2,731,006	46,011,113
Class C
Shares Sold	86,737	$ 1,025,509	100,059	$ 1,304,175
Shares Issued for Reinvested Dividends	81,396	910,823	59,365	792,527
Shares Redeemed	(270,895)	(3,117,702)	(215,239)	(2,791,559)
Net Increase (Decrease)	(102,762)	(1,181,370)	(55,815)	(694,857)
114

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares Sold	646,946	$ 10,192,914	1,124,320	$ 19,053,064
Shares Issued for Reinvested Dividends	258,112	3,950,273	107,582	1,891,181
Shares Redeemed	(517,949)	(8,114,049)	(313,265)	(5,196,398)
Net Increase (Decrease)	387,109	6,029,138	918,637	15,747,847
Class R3
Shares Sold	56,880	$ 943,176	54,448	$ 966,052
Shares Issued for Reinvested Dividends	35,095	564,683	25,748	473,508
Shares Redeemed	(82,355)	(1,351,665)	(86,445)	(1,584,367)
Net Increase (Decrease)	9,620	156,194	(6,249)	(144,807)
Class R4
Shares Sold	58,924	$ 997,138	61,011	$ 1,132,238
Shares Issued for Reinvested Dividends	46,207	766,653	32,127	606,242
Shares Redeemed	(351,227)	(5,910,725)	(109,207)	(2,061,824)
Net Increase (Decrease)	(246,096)	(4,146,934)	(16,069)	(323,344)
Class R5
Shares Sold	8,013	$ 140,217	16,192	$ 287,737
Shares Issued for Reinvested Dividends	11,169	188,828	7,461	143,466
Shares Redeemed	(12,074)	(205,489)	(18,161)	(342,378)
Net Increase (Decrease)	7,108	123,556	5,492	88,825
Class R6(1)
Shares Sold	6,696	$ 110,009	650	$ 10,000
Shares Issued for Reinvested Dividends	72	1,104	—	—
Shares Redeemed	(196)	(3,171)	—	—
Net Increase (Decrease)	6,572	107,942	650	10,000
Class Y
Shares Sold	79,929	$ 1,404,965	211,905	$ 4,000,083
Shares Issued for Reinvested Dividends	41,842	709,229	52,960	1,020,918
Shares Redeemed	(158,920)	(2,748,831)	(594,422)	(11,262,742)
Net Increase (Decrease)	(37,149)	(634,637)	(329,557)	(6,241,741)
Class F
Shares Sold	5,924,589	$ 93,144,107	6,704,088	$ 113,928,434
Shares Issued for Reinvested Dividends	3,043,527	46,563,377	1,871,906	32,929,211
Shares Redeemed	(6,008,282)	(95,070,969)	(5,201,908)	(88,986,471)
Net Increase (Decrease)	2,959,834	44,636,515	3,374,086	57,871,174
Total Net Increase (Decrease)	5,394,966	$ 81,366,362	6,622,181	$ 112,324,210
Small Cap Growth Fund
Class A
Shares Sold	155,014	$ 5,836,621	221,362	$ 9,569,965
Shares Issued for Reinvested Dividends	—	—	954,163	46,858,948
Shares Redeemed	(522,201)	(19,662,365)	(717,182)	(29,726,296)
Net Increase (Decrease)	(367,187)	(13,825,744)	458,343	26,702,617
Class C
Shares Sold	18,699	$ 394,178	15,487	$ 359,111
Shares Issued for Reinvested Dividends	—	—	82,922	2,226,460
Shares Redeemed	(60,184)	(1,216,301)	(185,294)	(4,427,327)
Net Increase (Decrease)	(41,485)	(822,123)	(86,885)	(1,841,756)
Class I
Shares Sold	154,169	$ 6,283,127	418,467	$ 21,023,675
Shares Issued for Reinvested Dividends	—	—	399,352	21,181,650
Shares Redeemed	(573,844)	(23,472,185)	(911,520)	(42,625,231)
Net Increase (Decrease)	(419,675)	(17,189,058)	(93,701)	(419,906)
Class R3
Shares Sold	32,980	$ 1,226,925	37,435	$ 1,519,137
Shares Issued for Reinvested Dividends	—	—	33,647	1,607,651
Shares Redeemed	(51,801)	(1,918,024)	(37,384)	(1,539,821)
Net Increase (Decrease)	(18,821)	(691,099)	33,698	1,586,967
115

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	38,966	$ 1,563,808	57,592	$ 2,499,410
Shares Issued for Reinvested Dividends	—	—	66,764	3,474,411
Shares Redeemed	(126,909)	(5,147,518)	(137,344)	(6,212,553)
Net Increase (Decrease)	(87,943)	(3,583,710)	(12,988)	(238,732)
Class R5
Shares Sold	33,461	$ 1,499,720	94,689	$ 4,878,355
Shares Issued for Reinvested Dividends	—	—	209,364	11,873,046
Shares Redeemed	(208,543)	(9,254,622)	(1,014,799)	(52,060,732)
Net Increase (Decrease)	(175,082)	(7,754,902)	(710,746)	(35,309,331)
Class R6
Shares Sold	197,829	$ 8,849,604	632,270	$ 31,604,252
Shares Issued for Reinvested Dividends	—	—	231,729	13,451,895
Shares Redeemed	(696,967)	(31,143,300)	(692,483)	(34,088,678)
Net Increase (Decrease)	(499,138)	(22,293,696)	171,516	10,967,469
Class Y
Shares Sold	544,524	$ 24,315,403	839,505	$ 41,660,987
Shares Issued for Reinvested Dividends	—	—	629,402	36,511,588
Shares Redeemed	(1,371,921)	(61,471,380)	(1,781,643)	(93,919,879)
Net Increase (Decrease)	(827,397)	(37,155,977)	(312,736)	(15,747,304)
Class F
Shares Sold	99,497	$ 4,035,295	184,432	$ 8,373,822
Shares Issued for Reinvested Dividends	—	—	111,234	5,943,226
Shares Redeemed	(123,576)	(5,216,632)	(139,380)	(6,409,494)
Net Increase (Decrease)	(24,079)	(1,181,337)	156,286	7,907,554
Total Net Increase (Decrease)	(2,460,807)	$ (104,497,646)	(397,213)	$ (6,392,422)
Small Cap Value Fund
Class A
Shares Sold	387,666	$ 4,181,479	561,031	$ 6,997,260
Shares Issued for Reinvested Dividends	416,107	4,415,619	301,029	3,859,001
Shares Redeemed	(757,775)	(8,209,423)	(803,656)	(9,550,137)
Net Increase (Decrease)	45,998	387,675	58,404	1,306,124
Class C
Shares Sold	60,452	$ 547,796	37,481	$ 394,693
Shares Issued for Reinvested Dividends	19,088	170,434	18,966	206,536
Shares Redeemed	(98,692)	(894,412)	(127,904)	(1,292,884)
Net Increase (Decrease)	(19,152)	(176,182)	(71,457)	(691,655)
Class I
Shares Sold	348,659	$ 3,795,465	734,453	$ 9,050,605
Shares Issued for Reinvested Dividends	181,595	1,930,669	175,561	2,258,975
Shares Redeemed	(633,908)	(6,999,022)	(1,494,012)	(17,432,510)
Net Increase (Decrease)	(103,654)	(1,272,888)	(583,998)	(6,122,930)
Class R3
Shares Sold	10,930	$ 121,542	16,293	$ 204,509
Shares Issued for Reinvested Dividends	5,673	63,190	4,272	57,161
Shares Redeemed	(29,630)	(319,731)	(23,679)	(272,346)
Net Increase (Decrease)	(13,027)	(134,999)	(3,114)	(10,676)
Class R4
Shares Sold	8,282	$ 92,173	14,894	$ 195,383
Shares Issued for Reinvested Dividends	426	4,769	250	3,408
Shares Redeemed	(111)	(1,339)	(15,447)	(172,601)
Net Increase (Decrease)	8,597	95,603	(303)	26,190
Class R5
Shares Sold	23,997	$ 272,469	153,133	$ 2,056,317
Shares Issued for Reinvested Dividends	13,843	155,982	118	1,609
Shares Redeemed	(8,636)	(98,258)	(9,522)	(114,642)
Net Increase (Decrease)	29,204	330,193	143,729	1,943,284
116

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R6
Shares Sold	219,026	$ 2,479,985	623,330	$ 8,296,495
Shares Issued for Reinvested Dividends	60,343	679,555	15,967	216,927
Shares Redeemed	(173,347)	(1,969,706)	(98,409)	(1,262,128)
Net Increase (Decrease)	106,022	1,189,834	540,888	7,251,294
Class Y
Shares Sold	38,678	$ 454,312	150,796	$ 1,967,915
Shares Issued for Reinvested Dividends	22,709	255,370	9,047	122,651
Shares Redeemed	(69,989)	(799,009)	(58,546)	(746,528)
Net Increase (Decrease)	(8,602)	(89,327)	101,297	1,344,038
Class F
Shares Sold	383,196	$ 3,948,517	960,813	$ 11,661,567
Shares Issued for Reinvested Dividends	325,456	3,455,462	397,291	5,111,134
Shares Redeemed	(1,654,882)	(17,958,569)	(3,749,272)	(47,895,143)
Net Increase (Decrease)	(946,230)	(10,554,590)	(2,391,168)	(31,122,442)
Total Net Increase (Decrease)	(900,844)	$ (10,224,681)	(2,205,722)	$ (26,076,773)
Small Company Fund
Class A
Shares Sold	1,415,739	$ 22,905,568	1,738,532	$ 32,905,503
Shares Issued for Reinvested Dividends	—	—	4,820,379	106,674,987
Shares Redeemed	(3,212,789)	(51,985,220)	(3,557,006)	(67,298,839)
Net Increase (Decrease)	(1,797,050)	(29,079,652)	3,001,905	72,281,651
Class C
Shares Sold	56,355	$ 427,212	56,836	$ 481,078
Shares Issued for Reinvested Dividends	—	—	334,733	3,410,930
Shares Redeemed	(301,569)	(2,211,734)	(291,607)	(2,531,382)
Net Increase (Decrease)	(245,214)	(1,784,522)	99,962	1,360,626
Class I
Shares Sold	331,768	$ 5,960,093	660,951	$ 14,455,416
Shares Issued for Reinvested Dividends	—	—	469,224	11,477,212
Shares Redeemed	(740,806)	(13,298,679)	(1,186,111)	(23,974,621)
Net Increase (Decrease)	(409,038)	(7,338,586)	(55,936)	1,958,007
Class R3
Shares Sold	112,088	$ 2,032,887	111,679	$ 2,322,102
Shares Issued for Reinvested Dividends	—	—	119,201	2,994,327
Shares Redeemed	(128,816)	(2,377,931)	(140,062)	(3,015,748)
Net Increase (Decrease)	(16,728)	(345,044)	90,818	2,300,681
Class R4
Shares Sold	60,842	$ 1,232,470	85,121	$ 1,932,961
Shares Issued for Reinvested Dividends	—	—	93,263	2,607,622
Shares Redeemed	(116,869)	(2,400,551)	(160,300)	(4,013,745)
Net Increase (Decrease)	(56,027)	(1,168,081)	18,084	526,838
Class R5
Shares Sold	25,059	$ 568,418	78,431	$ 2,092,719
Shares Issued for Reinvested Dividends	—	—	34,948	1,072,566
Shares Redeemed	(90,523)	(2,063,587)	(82,975)	(2,199,696)
Net Increase (Decrease)	(65,464)	(1,495,169)	30,404	965,589
Class R6
Shares Sold	153,510	$ 3,558,305	161,484	$ 4,074,702
Shares Issued for Reinvested Dividends	—	—	29,818	945,536
Shares Redeemed	(99,429)	(2,354,479)	(58,154)	(1,496,909)
Net Increase (Decrease)	54,081	1,203,826	133,148	3,523,329
Class Y
Shares Sold	85,301	$ 1,979,877	1,528,862	$ 39,347,667
Shares Issued for Reinvested Dividends	—	—	235,140	7,437,476
Shares Redeemed	(1,436,249)	(32,576,101)	(1,220,313)	(31,378,682)
Net Increase (Decrease)	(1,350,948)	(30,596,224)	543,689	15,406,461
117

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class F
Shares Sold	2,505,923	$ 45,332,748	3,642,764	$ 76,566,463
Shares Issued for Reinvested Dividends	—	—	2,680,211	66,254,813
Shares Redeemed	(2,762,568)	(50,200,018)	(3,315,131)	(72,876,191)
Net Increase (Decrease)	(256,645)	(4,867,270)	3,007,844	69,945,085
Total Net Increase (Decrease)	(4,143,033)	$ (75,470,722)	6,869,918	$ 168,268,267

*	Includes In-Kind Redemptions (see Note 13)
(1)	Class R6 of the MidCap Value Fund commenced operations on June 22, 2022.
13.	Redemption In-Kind:
In certain circumstances, a Fund may distribute portfolio securities as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, a Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; a Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital.
During the year ended October 31, 2023, 8,428,087 and 5,854,664 shares of the Dividend and Growth Fund and Growth Opportunities Fund, respectively, were redeemed in-kind. A net realized gain (loss) of ($7,936,735) and ($32,684,108) on investments for the Dividend and Growth Fund and Growth Opportunities Fund, respectively, delivered through the in-kind redemption is included in realized gain (loss) on the Statements of Operations.
14.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 2, 2023. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2022 through March 2, 2023, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2023, none of the Funds had borrowings under these facilities.
15.	Indemnifications:
Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
16.	Regulatory Update
The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating the impact of these rule and form amendment changes.
17.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
118

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The Board of Directors of The Hartford Mutual Funds II, Inc. has approved a proposal to reclassify the Growth Opportunities Fund from a diversified investment company to a non-diversified investment company and eliminate a related fundamental diversification policy. This change is subject to shareholder approval. If approved by shareholders, the change is expected to be effective on or about March 1, 2024. For more information about the special shareholder meeting, please see the prospectus supplements and proxy statement.
119

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Shareholders of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.) and The Hartford Growth Opportunities Fund, and The Hartford Small Cap Growth Fund (two of the funds constituting The Hartford Mutual Funds II, Inc.) (hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to October 31, 2020  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
120

Hartford Domestic Equity Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Boards of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held June 13-14, 2023, HFMC provided an annual written report to the Board covering the period from June 30, 2022 through April 30, 2023 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund. During the Reporting Period, each Fund paid redemptions and settled security transactions in cash and on time without requiring any borrowing under the line of credit or the interfund lending program. In addition, there were no reportable breaches of the liquidity risk management parameters.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
121

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2023. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
122

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTOR
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of each Company and resumed her position as Treasurer from January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
123

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of each Company. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until the Director's retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director's resignation, removal, or death prior to the Director's retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.
The Hartford Capital Appreciation Fund
Hartford Core Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Healthcare Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Small Cap Growth Fund
Hartford Small Cap Value Fund
The Hartford Small Company Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on September 6-7, 2023, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, and Hartford Small Cap Value Fund and HMF II, on behalf of each of The Hartford Growth Opportunities Fund and The Hartford Small Cap Growth Fund (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the September 6-7, 2023 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 13-14, 2023 and September 6-7, 2023. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 13-14, 2023 and September 6-7, 2023 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 10-11, 2023 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of an appropriate group of investment companies selected by Broadridge. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the
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Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 6, 2023 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 6, 2023 and June 13-14, 2023 meetings, the Independent Directors presented HFMC and its affiliates with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the September 6-7, 2023 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds,semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and re-assess, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to environmental, social and/or governance
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(ESG) investing, to the extent applicable. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds and HFMC’s oversight of these practices.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying portfolio managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of investment managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered that the Consultant had previously reviewed the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant previously reported that such process is reasonable, sound and consistent with common industry practice. The Board noted that HFMC’s process for calculating and reporting Fund profitability is consistent with the process previously reviewed by the Consultant.
Based on these considerations, the Board concluded that the profits realized by HFMC and its affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s fees and expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also considered that HFMC provides nondiscretionary investment advisory services to model portfolios that pursue investment objectives and investment strategies similar to those of the Hartford Core Equity Fund and The Hartford Dividend and Growth Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception, and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund’s performance, the Board considered the Fund’s performance relative to similarly managed funds and the Fund’s performance relative to its benchmark. In particular, the Board considered the Fund’s performance of its Class A shares (net of all fees and expenses), as of March 31, 2023, and compared that performance to the Fund’s peer universe, which includes all funds within the same classification or category, as determined by Broadridge. The Board considered the Fund’s performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund’s performance relative to its benchmark, the Board considered the Fund’s performance of its Class I shares (net of all fees and expenses) as of March 31, 2023. The Board considered Fund performance to be “in line with” a Fund’s benchmark where it was 50 basis points above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund’s contractual management fee, actual management fee, and total operating expenses of its Class A shares, as compared to the Fund’s expense peer group, which includes a group of similarly sized funds selected by Broadridge.
The Hartford Capital Appreciation Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group and its total expenses were in the 4th quintile.
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Hartford Core Equity Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period, the 5th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses were in the 1st quintile of its expense group.
The Hartford Dividend and Growth Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, in line with its benchmark for the 3-year period and below its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses were in the 2nd quintile. The Board also noted that HASCO had contractually agreed to limit its transfer agency fee for Class Y shares of the Fund.
The Hartford Equity Income Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses were in the 3rd quintile.
The Hartford Growth Opportunities Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile.
The Hartford Healthcare Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses were in the 3rd quintile.
The Hartford MidCap Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period, and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee and its total expenses were in the 4th quintile.
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The Hartford MidCap Value Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses were in the 4th quintile.
The Hartford Small Cap Growth Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 3rd quintile of its expense group. The Board also noted that HASCO had contractually agreed to limit its transfer agency fee for Class Y shares of the Fund.
Hartford Small Cap Value Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5- year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 4th quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Small Company Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period, and above its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 3rd quintile of its expense group.
  *  *  *   *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves
132

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
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Revised February 2023

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
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The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-DE23    12/23     Printed in the U.S.A.

Hartford International/
Global Equity Funds
Annual Report
October 31, 2023

■ Hartford Climate Opportunities Fund
■ Hartford Emerging Markets Equity Fund
■ Hartford Global Impact Fund
■ Hartford International Equity Fund
■ The Hartford International Growth Fund
■ The Hartford International Opportunities Fund
■ The Hartford International Value Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2022 through October 31, 2023.
Market Review
During the 12 months ended October 31, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 10.14%. While the results were positive for the period, it was nonetheless a turbulent ride for investors as brief surges of optimism were repeatedly challenged by episodes of extreme volatility and uncertainty over the direction of inflation, interest rates, economic growth, and Federal Reserve (Fed) policy—as well as a brief but troubling banking crisis and a late-period rise in U.S. Treasury yields.
At the start of the period, most major equity indices were rising in response to a succession of Consumer Price Index (CPI)2 reports showing that inflation, after peaking at 9.1% in June 2022, had tapered off to well below 6% by March 2023. The improved inflation outlook prompted the Federal Open Market Committee (FOMC) to reduce the size of its rate hikes from three-quarters of a percent to a half-percent increase in December 2022, followed by two consecutive quarter-percent hikes.
Nonetheless, most of Fed Chair Jerome Powell’s public statements provided a consistent message that interest rates would still need to stay “higher for longer” until inflation had been sufficiently vanquished—which for the Fed meant a target inflation rate of 2%. Investor sentiment remained volatile as equities soared in January 2023 but pulled back in February 2023.
A sudden March 2023 banking crisis involving the liquidation of Silicon Valley Bank and Signature Bank also shook market sentiment briefly. Sensing fragility in the financial sector, the Fed used its June 2023 meeting to pause its rate hikes for a month. Fortuitously, the CPI report issued during the same month showed annual inflation had dropped to 3%. At the period’s end, the rate had risen to 3.7%.
In May 2023, an unexpectedly positive forward-guidance report from chipmaker NVIDIA helped kick off a surprise stock rally, lifting the value of growth-oriented equities, particularly those linked to artificial-intelligence technology. The rally continued through July 2023 before finally cooling off amidst a sudden surge in U.S. Treasury yields. As of the end of the period, the yield on the bellwether 10-Year Treasury note had climbed to 4.88% amid signals from the Fed that resilience in the economy would likely force the Fed to delay interest rate cuts to 2024. Earlier predictions of imminent recession became more muted.
As 2024 approaches, the continuation of strong consumer demand and relatively low unemployment seems likely to create even greater uncertainty surrounding the Fed’s timetable for keeping interest rates elevated. With volatility likely to persist, even into the new year, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. Indices are unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford International/Global Equity Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Climate Opportunities Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 02/29/2016
Sub-advised by Wellington Management Company LLP (“Wellington Management”) and Schroder Investment Management North America Inc. (Schroder Investment Management North America Limited serves as a sub-sub-adviser)	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (02/29/2016 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	Since Inception[1]
Class A2	-0.16%	9.19%	8.85%
Class A3	-5.65%	7.96%	8.05%
Class C2	-0.92%	8.55%	8.34%
Class C4	-1.91%	8.55%	8.34%
Class I2	0.23%	9.51%	9.16%
Class R3[2]	-0.31%	9.42%	8.96%
Class R4[2]	-0.08%	9.39%	8.99%
Class R5[2]	0.31%	9.57%	9.17%
Class R6[2]	0.36%	9.71%	9.30%
Class Y2	0.33%	9.61%	9.23%
Class F2	0.42%	9.68%	9.28%
MSCI ACWI Index (Net)	10.50%	7.47%	9.27%

[1]	Inception: 02/29/2016
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Prior to 11/08/2019, the Fund pursued a modified strategy and Wellington Management served as the Fund’s only sub-adviser.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

2

Hartford Climate Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.21%	1.19%
Class C	2.00%	1.94%
Class I	0.94%	0.89%
Class R3	1.53%	1.41%
Class R4	1.23%	1.11%
Class R5	0.93%	0.81%
Class R6	0.82%	0.69%
Class Y	0.92%	0.79%
Class F	0.81%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Wellington Management Company LLP (“Wellington Management”)
Alan Hsu
Managing Director, Global Industry Analyst, and Equity Portfolio Manager
G. Thomas Levering
Senior Managing Director and Global Industry Analyst
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders”)
Simon Webber, CFA
Portfolio Manager
Isabella Hervey-Bathurst
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
Class A shares of the Hartford Climate Opportunities Fund returned -0.16%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the MSCI ACWI Index (Net), which returned 10.50% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 8.30% average return of the Lipper Global Multi-Cap Value Funds group, a group of funds with investment strategies similar to those of the Fund in terms of market cap distribution and value and growth style characteristics, but not necessarily similar in terms of investment focus.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2023, international equities rose, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate increases. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Central banks coordinated efforts to boost liquidity in the financial system after the collapse of two United States (U.S.) regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Decisive action by regulators eased liquidity fears, but the tumult increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges from geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses.

3

Hartford Climate Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

However, persistently high core consumer prices maintained pressure on central banks to keep interest rates higher for longer. In the third quarter of 2023, market sentiment was dented by concerns about the health of China's economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. Central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions.
Eight out of the eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Information Technology (+27%) and Communication Services (+27%) sectors rose the most, while the Real Estate (-3%) and Healthcare (-1%) sectors fell the most during the period.
Security selection detracted most from the Fund’s performance relative to the MSCI ACWI Index (Net) over the trailing twelve-month period ended October 31, 2023. Selection was weakest within the Information Technology, Materials, and Industrials sectors, which was partially offset by stronger selection within the Financials sector. On a regional basis, security selection in North America detracted most from relative performance, while there were no regions where selection contributed positively to relative performance during the period.
Sector allocation, a result of bottom-up stock selection of climate-related companies, also detracted from relative performance over the period. During the period, the Fund’s overweight to the Utilities sector, underweight to the Information Technology sector, and lack of exposure to the Communication Services sector were the primary detractors from relative performance. Conversely, the Fund’s lack of exposure to the Healthcare sector and underweight to the Consumer Staples sector contributed positively to relative performance during the period.
Top detractors from relative performance during the period included Aspen Technology (Information Technology), FMC (Materials), and not owning NVIDIA (Information Technology). Shares of Aspen Technology fell during the period after the asset management software company reported results below estimates for the fiscal year 2023 driven by macro challenges and difficult merger integration comparisons. Shares of FMC, a chemical manufacturing company, fell during the period after reporting first-quarter 2023 results that saw revenue miss consensus estimates due to a decline in volume and challenges from foreign currencies. Despite this, earnings per share (EPS) beat consensus estimates and full-year adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) and EPS guidance was raised. Shares of NVIDIA, which was not held, ended the period higher after the chipmaker consistently reported quarterly results above expectations, driven by increased demand for its products from rising interest in artificial intelligence (AI) computing.
Top contributors to relative returns over the period included The AZEK Company (Industrials), Hitachi (Industrials), and Verisk Analytics (Industrials). Shares of AZEK Company, a building product manufacturer, rose over the period. AZEK Company’s management provided a positive guidance update including growing market share in composite decking, as well as strong organic growth and EBITDA margin expansion by 2027. Shares of Hitachi rose over the period after the multinational electronics company consistently reported strong quarterly revenue above expectations. Shares of Verisk Analytics rose over the period after the data analytics company consistently reported strong quarterly EPS above consensus estimates.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
The following sets forth the outlook of the Fund’s portfolio managers from Wellington Management: Our view has remained consistent since the beginning of 2023.  Whether we enter a recession or not, we believe growth is decelerating and that we have seen the peak in inflation. As a result, we continue to believe that high and stable gross margin companies will outperform low and/or volatile gross margin companies, and that stable growth companies that do not require low interest rates/cost to borrow will outperform companies that require a meaningful amount of cheap financing.
The following sets forth the outlook of the Fund’s portfolio managers from Schroders: We believe that climate change will remain one of the most important investment themes over the next few decades and that many of its implications remain poorly understood by the market. We seek to generate strong performance by investing in companies where we believe the impacts of climate change will be a positive driver of the business. We further believe that the appraisal of non-financial factors contributes to a better understanding of a company’s risk characteristics and return potential.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund's performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers' investment styles may not be complementary. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • The Fund’s climate focus may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. Certain climate-focused investments may be dependent on government policies and subsidies. The exclusion of certain issuers for reasons other than performance may negatively impact the Fund’s performance. • There are risks of focusing investments in securities of companies in the utilities and industrials sectors which may cause the Fund's performance to be sensitive to developments in those sectors.
4

Hartford Climate Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.5%
Consumer Discretionary	9.1
Consumer Staples	3.5
Financials	7.2
Industrials	38.4
Information Technology	20.0
Materials	2.4
Real Estate	2.1
Utilities	10.0
Total	95.2%
Short-Term Investments	2.3
Other Assets & Liabilities	2.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Emerging Markets Equity Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	16.62%	1.91%	1.67%
Class A2	10.20%	0.77%	1.09%
Class C1	15.75%	1.14%	0.91%
Class C3	14.75%	1.14%	0.91%
Class I1	16.92%	2.21%	2.01%
Class R3[1]	16.24%	1.62%	1.40%
Class R4[1]	16.71%	1.93%	1.69%
Class R5[1]	16.99%	2.20%	1.93%
Class R6[1]	17.19%	2.37%	2.12%
Class Y1	17.09%	2.27%	2.06%
Class F1	17.31%	2.38%	2.12%
MSCI Emerging Markets Index (Net)	10.80%	1.59%	1.19%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Performance information prior to 05/07/2015 reflects when the Fund pursued a modified investment strategy.

6

Hartford Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.49%	1.45%
Class C	2.29%	2.20%
Class I	1.16%	1.16%
Class R3	1.76%	1.70%
Class R4	1.46%	1.45%
Class R5	1.16%	1.15%
Class R6	1.05%	0.98%
Class Y	1.15%	1.10%
Class F	1.04%	0.98%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
David J. Elliott, CFA
Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management
Wellington Management Company LLP
Mark A. Yarger, CFA
Managing Director and Quantitative Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Emerging Markets Equity Fund returned 16.62%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned 10.80% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 12.32% average return of the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Emerging Markets (EM) equities, as measured by the MSCI Emerging Markets Index (Net), posted positive results for the twelve-month period ended October 31, 2023. Emerging markets were pressured by persistent inflation, rising interest rates, a strengthening U.S. dollar, and slowing global growth.
In Latin America, high interest rates, fiscal uncertainty, and a weaker global economy caused Brazil to cut its economic growth forecasts for 2023. Brazil’s central bank stressed concerns about Brazil’s incoming President Luiz Inácio Lula da Silva’s fiscal spending plans, which Brazil’s central bank believed could pressure inflation and increase the government’s borrowing costs. Mexico benefited from the prospect of closer economic ties with Canada and the United States (U.S.), largely driven by the structural trend of reshoring of supply chains. In the second quarter of 2023, Latin American equities rose driven by
Brazil’s outsized returns, with Brazil’s central bank holding rates steady and signaling a potential rate cut in August 2023 amid evidence of deflation. Congress advanced the government's new fiscal rules, seen as crucial to curbing public debt. Mexico subsided inflationary pressures prompting a more accommodative policy outlook. In the third quarter 2023, the central banks of Brazil and Chile cut interest rates twice as inflation declined, and Peru’s central bank also lowered rates. Brazil's second-quarter Gross Domestic Product (GDP) grew more than expected, and Mexico’s government announced plans to widen Mexico’s fiscal deficit. In October 2023, differing monetary policy stances among countries heightened currency volatility in the region.
Within Europe, Middle East, and Africa, Saudi Arabia lagged as the country reported lower third-quarter 2023 GDP amid large oil production cuts. The United Arab Emirates market came under pressure as the escalating Israel/Hamas conflict made investors concerned. Poland surged after the country’s three opposition parties won enough seats to take power from the right-wing Law and Justice party, vowing to restore democratic standards in the country.
Asian equities were driven lower by China. Analysts cut growth forecasts for China’s economy amid a faltering economic recovery and mounting concerns about the health of the property sector. Additionally, growing geopolitical tensions between the U.S. and China fueled negative investor sentiment towards the China market. India’s economy grew at its fastest pace in a year, with GDP growing 7.8% annually in the second quarter of 2023. In October 2023, some key activity indicators suggested that China's economy may have found a

7

Hartford Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

bottom, although prevailing weakness in the property sector burdened the country’s economic growth and curtailed investor sentiment. In South Korea, industrial production continued to improve, and exports strengthened, offering some hope of a rebound in global trade.
Nine of eleven sectors within the MSCI Emerging Markets Index (Net) posted positive returns during the period. The Information Technology, Communication Services, and Energy sectors rose the most during the period.
Within the Fund, security selection within the Financials, Communication Services, and Information Technology sectors were the largest contributors to returns during the period relative to the MSCI Emerging Markets Index (Net). This was partially offset by weaker selection within the Consumer Discretionary and Utilities sectors. Sector allocation, a result of the quantitative security selection process, detracted from relative performance. An overweight to the Real Estate sector and underweight to the Energy sector detracted the most from relative performance for the period, while an underweight to the Utilities and Materials sectors contributed positively to relative performance.
From a country perspective, security selection within Taiwan, South Korea, and China contributed positively to relative performance, while security selection in South Africa, Turkey, and Mexico detracted from returns. Allocation within countries also contributed positively to relative performance with positive performance from the Fund’s underweights to Kuwait and South Africa.
Power Finance (Financials), Banco do Brasil (Financials), and Quanta Computer (Information Technology) were the largest contributors to relative performance during the period. Shares of Power Finance rose over the period after the company reported consecutive quarters where results beat expectations. The company reported a 30.6% year-over-year rise in its consolidated net profits for the third quarter of 2023. Shares of Banco do Brasil rose over the period after boosting their loans forecast for the full year and reporting second quarter 2023 adjusted net income that beat expectations. The company saw a healthy second quarter of growth. The bank saw a 12% year-over-year growth in adjusted net income and raised the forecast for its credit portfolio. Shares of Quanta Computer rose over the period on the back of growing demand for artificial intelligence (AI) technologies. The company benefited from strong earnings trends from chip manufacturers, NVIDIA and Taiwan Semiconductor Manufacturing Company.
Alinma Bank (Financials), Baidu (Communication Services), and Adani Total Gas (Utilities) were the top detractors from performance relative to the MSCI Emerging Markets Index (Net) during the period. Shares of Alinma Bank declined over the period despite reporting positive second and third quarter 2023 results that beat expectations. The company reported disappointing full year 2022 results as total operating expenses rose higher than the similar period last year mainly due to the higher general and administrative expenses, salaries expenses, and rent. The Fund’s underweight to Baidu detracted from relative performance as Baidu shares rose during the period. Baidu reported second quarter 2023 earnings that beat expectations aided by a post-pandemic recovery in advertising spending and stated it would further intensify its efforts on generative AI. Shares of Adani
Total Gas fell as its management continued to deflect a Hindenburg Research report accusing the company of stock manipulation and an accounting fraud scheme.
Derivatives, such as MSCI Emerging Markets Index futures, were used in the Fund during the period to equitize cash and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to seek to add value by utilizing proprietary quantitative research and investment tools in a highly disciplined framework. Stock selection is intended to be the key driver of the Fund’s returns.
At the end of the period, the Fund had the largest overweight to South Korea and China, and the largest underweights to India and Saudi Arabia relative to the MSCI Emerging Markets Index (Net). On a sector basis, the Fund had its largest overweights to the Communication Services, Real Estate, and Consumer Discretionary sectors, and the largest underweights to the Utilities, Materials, and Consumer Staples sectors, relative to the MSCI Emerging Markets Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as China. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
8

Hartford Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	11.0%
Consumer Discretionary	15.0
Consumer Staples	4.9
Energy	4.7
Financials	22.3
Health Care	4.3
Industrials	5.3
Information Technology	19.0
Materials	6.1
Real Estate	3.4
Utilities	1.2
Total	97.2%
Short-Term Investments	0.5
Other Assets & Liabilities	2.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
9

Hartford Global Impact Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 02/28/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (02/28/2017 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	Since Inception[1]
Class A2	-4.82%	5.25%	6.02%
Class A3	-10.05%	4.06%	5.12%
Class C2	-5.54%	4.55%	5.31%
Class C4	-6.48%	4.55%	5.31%
Class I2	-4.46%	5.63%	6.40%
Class R3[2]	-4.97%	5.09%	5.92%
Class R4[2]	-4.75%	5.37%	6.14%
Class R5[2]	-4.41%	5.67%	6.41%
Class R6[2]	-4.29%	5.77%	6.52%
Class Y2	-4.38%	5.75%	6.48%
Class F2	-4.34%	5.78%	6.53%
MSCI ACWI Index (Net)	10.50%	7.47%	7.46%

[1]	Inception: 02/28/2017
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Performance information prior to 10/07/2019 reflects when the Fund operated as a feeder fund in a master feeder structure.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.26%	1.19%
Class C	2.03%	1.94%
Class I	0.89%	0.89%
Class R3	1.50%	1.41%
Class R4	1.17%	1.11%
Class R5	0.90%	0.81%
Class R6	0.78%	0.69%
Class Y	0.89%	0.79%
Class F	0.78%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

10

Hartford Global Impact Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Tara C. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Jason M. Goins, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Global Impact Fund returned -4.82%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the MSCI ACWI Index (Net), which returned 10.50% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 6.21% average return of the Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund in terms of market cap distribution and global exposure, but not necessarily similar in terms of impact investment focus.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2023, international equities rose, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate increases. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Central banks coordinated efforts to boost liquidity in the financial system after the collapse of two United States (US) regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Decisive action by regulators eased liquidity fears, but the tumult increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges from geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices maintained pressure on central banks to keep interest rates higher for longer. In the third quarter of 2023, market sentiment was dented by concerns about the health of China's economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. Central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions.
Eight out of the eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Information Technology (+27%) and Communication Services (+27%) sectors rose the most, while the Real Estate (-3%) and Healthcare (-1%) sectors fell the most during the period.
Security selection was the primary driver of the Fund’s underperformance relative to the MSCI ACWI Index (Net) during the period. Weak selection in the Information Technology, Communication Services, and Real Estate sectors were the largest detractors to relative results. There were no sectors where selection contributed positively to relative performance during the period. On a regional basis, security selection in North America and Developed Europe and Middle East ex United Kingdom (UK) were the primary detractors from relative performance, while there were no regions where selection contributed positively during the period.
Sector allocation, a result of the bottom-up stock selection process, also detracted from the Fund’s performance during the period relative to the MSCI ACWI Index (Net), primarily due to an overweight to the Healthcare sector and an underweight to the Communication Services sector. On the other hand, an underweight to the Consumer Staples sector and lack of exposure to the Energy sector contributed positively to relative returns over the period.
Top detractors from relative performance during the period included Darling Ingredients (Consumer Staples), National Vision Holdings (Consumer Discretionary), and not holding NVIDIA (Information Technology). Shares of Darling Ingredients fell over the period after the food rendering company reported second-quarter 2023 revenue below estimates, driven by lower-than-expected performance in its Feed and Fuel segments. Shares of National Vision Holdings ended the period lower after the company reported fourth-quarter 2022 earnings per share (EPS) and full-year guidance below estimates. A weaker consumer and more challenging labor environment weighed on the company’s operations and profits. Shares of NVIDIA, which was not held, ended the period higher after the chipmaker consistently reported quarterly results above expectations, driven by increased demand for its products from rising interest in artificial intelligence computing.

11

Hartford Global Impact Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Notably, not owning the mega cap index constituents referred to as the “Magnificent Seven” (Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA, and Tesla) was a meaningful headwind over the period, in aggregate detracting circa 340 basis points (bps) from relative performance. All but one of these stocks (Tesla) are currently excluded from the Impact Opportunity Set. Alphabet, Amazon, Apple, Meta, Microsoft, and NVIDIA currently do not meet our materiality and additionality definitions based on what we consider to be their current business models. We have previously owned Tesla (Resource Efficiency, US) and it remains in the opportunity set, but we have avoided the stock since eliminating the position in 2019 due to ongoing concerns around management execution and governance challenges. Within the narrowly led market environment, the underweight to the mega caps has been particularly painful to performance on a relative basis during the period.
Top contributors to relative performance for the period included Eli Lilly (Healthcare), YDUQS Participacoes (Consumer Discretionary), and Adtalem Global Education (Consumer Discretionary). Shares of Eli Lilly rose over the period after the pharmaceutical company reported positive clinical results for their diabetes and obesity treatment, Mounjaro, and strong first and second quarter 2023 results above expectations. Management of Eli Lilly also raised its annual forecasts as demand for diabetes drug Mounjaro surged ahead of a decision on its use as a weight-loss treatment. Shares of YDUQS Participacoes, a provider of higher education, rose over the period after reporting strong first quarter 2023 earnings results driven by strong intake in both the on-campus and digital segments, better than expected margins, and improved sentiment for the sector. Shares of Adtalem Global Education ended the period higher after the operator of higher education institutions reported first-quarter 2023 revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) above expectations driven by strong student enrollment trends. The company also raised its full-year earnings per share (EPS) guidance above prior ranges.
Two of the 3 impact categories – Environment and Life Essentials – detracted from absolute returns, while Human Empowerment contributed positively during the period. Across the strategy’s 11 impact themes, Health and Resource Stewardship were the largest absolute detractors while Education and Job Training and Safety & Security were the largest absolute contributors.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
In the current market environment, we remain disciplined with respect to valuation and thoughtful about macro influences within the bottom-up analysis. As the backdrop for U.S. residential solar has weakened on the back of U.S. macroeconomics and sustained higher rates, we have been selective with the exposure. We remain positive on infrastructure due to the potential for stimulus spend to accelerate within this industry, in our view. We are encouraged by the opportunities within Clean Water and Sanitation. Our engagements with water companies highlight the positive trends in the space and we anticipate incremental need for increased spend, inclusive of Per- and
Polyfluorinated Substances (PFAS) remediation, backed by bipartisan support. Given the current geopolitical conflict in the Middle East, we maintain conviction in the ongoing need for – and resiliency of – cybersecurity spend. Looking ahead, we believe the long-term investment case for innovative companies looking to address the world’s greatest challenges remains strong.
Due to the Fund’s focus on impact companies and sustainability, the Fund has natural underweights in certain sectors, such as the Energy, Consumer Staples, and Financials sectors, and overweights to the Industrials, Healthcare, and Real Estate sectors. Within the impact themes, the Fund’s largest absolute weights at the end of the period were in Resource Efficiency and Health. On a regional basis, the Fund ended the period with its largest overweight in Emerging Markets and its largest underweight in Japan, relative to the MSCI ACWI Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • The Fund’s impact investing focus may cause the Fund to forego certain investment opportunities and underperform funds that do not have a similar focus. The exclusion of certain issuers for reasons other than performance may negatively impact the Fund’s performance. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.2%
Consumer Discretionary	8.3
Consumer Staples	2.8
Financials	10.8
Health Care	18.2
Industrials	24.3
Information Technology	19.8
Materials	1.9
Real Estate	1.9
Utilities	1.9
Total	94.1%
Short-Term Investments	1.2
Other Assets & Liabilities	4.7
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
12

Hartford International Equity Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 06/30/2008 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	13.33%	2.91%	2.67%
Class A2	7.10%	1.75%	2.09%
Class C1	12.46%	2.12%	1.88%
Class C3	11.46%	2.12%	1.88%
Class I1	13.87%	3.29%	3.02%
Class R3[1]	13.11%	2.64%	2.38%
Class R4[1]	13.37%	2.93%	2.67%
Class R5[1]	13.72%	3.26%	2.97%
Class R6[1]	13.91%	3.36%	3.16%
Class Y1	13.74%	3.26%	3.08%
Class F1	13.91%	3.38%	3.10%
MSCI ACWI ex USA Index (Net)	12.07%	3.46%	2.54%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Performance information prior to 08/13/2015 reflects when the Fund pursued a modified investment strategy.
Classes A, C, and I of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.
Operating Expenses*	Gross	Net
Class A	0.96%	0.96%
Class C	1.76%	1.76%
Class I	0.63%	0.63%
Class R3	1.25%	1.25%
Class R4	0.95%	0.95%
Class R5	0.65%	0.65%
Class R6	0.53%	0.53%
Class Y	0.64%	0.64%
Class F	0.53%	0.53%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

13

Hartford International Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford International Equity Fund returned 13.33%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned 12.07% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 13.72% average return of the Lipper International Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2023, international equities rose, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate increases. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Central banks coordinated efforts to boost liquidity in the financial system after the collapse of two United States (U.S.) regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Decisive action by regulators eased liquidity fears, but the tumult increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges from geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices maintained pressure on central banks to keep interest rates higher for longer. In the third quarter of 2023, market sentiment was dented by concerns about the health of China's economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. Central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions.
The Fund seeks to achieve its investment objective by employing a multiple portfolio manager structure, which means the Fund has several components that are managed separately using different investment styles (each a “sleeve”).
All eleven sectors within the MSCI ACWI ex USA Index (Net) posted positive returns for the twelve-month period ended October 31, 2023. The Information Technology (+20.70%), Consumer Discretionary (+19.09) and Energy (+13.73%) sectors posted the biggest gains during the period.
Security selection contributed positively to the Fund’s relative performance during the period. Strong selection in the Financials, Communication Services and Energy sectors was partially offset by weaker selection in the Information Technology and Real Estate sectors, which detracted from relative performance during the period.
Sector allocation, a residual of the sleeve managers’ bottom-up stock selection processes, was flat relative to the MSCI ACWI ex USA Index (Net) over the period. The Fund’s underweight exposure to the Materials sector and an overweight exposure to the Industrials sector were the largest contributors to relative performance during the period, while an overweight exposure to the Consumer Staples sector and an underweight exposure to the Information Technology sector were the largest detractors from relative performance for the period.
Factor impact on the Fund was negative during the period. The Fund’s smaller cap footprint and its underweight exposure to higher momentum names detracted from performance. However, this was partially offset by the Fund’s modest underweight exposure to higher quality and slight overweight to higher beta names relative to the benchmark, which contributed positively to performance. From a top-down perspective, the Fund’s country and currency exposure contributed positively to relative results; Emerging Markets and North America were the largest contributors to relative performance during the period.
Top contributors to the Fund’s relative performance during the period included Erste Group Bank (Financials), Roche Holding (Healthcare), and Dentium (Healthcare). Erste Group Bank is an Austrian Financial Services provider. Shares of Erste Group Bank ended the period higher after releasing earnings that beat consensus estimates over multiple quarters, aided by favorable interest rate developments and a larger consumer loan volume.  The Fund maintained an overweight exposure to the stock as of the end of the period. Roche Holding is a

14

Hartford International Equity Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Swiss multinational Healthcare company. Shares of Roche Holding fell during the period as the company reported disappointing fourth quarter 2022 results and guided a single digit revenue and earnings per share decline for 2023, driven largely by the decrease in COVID-19 product sales. The Fund was underweight the stock during the period, which contributed positively to relative results and the Fund further reduced its exposure to the name during the period. Dentium is a South Korean manufacturer of dental instruments and Materials. Shares of Dentium rose during the period after the company reported strong sales growth. The Fund reduced its out of benchmark position to the stock during the period.
The largest detractors from the Fund’s relative performance during the period were Novo Nordisk (Healthcare), HSBC Holdings (Financials), and Adyen (Financials). Novo Nordisk is a Danish multinational pharmaceutical company. Shares of Novo Nordisk rose over the period. Novo Nordisk’s management reported a year-to-date operating profit and sales increase and raised full-year 2023 guidance driven by the success of Ozempic. The Fund initiated an underweight position to the stock as of the end of the period. HSBC Holdings is an English multinational bank. Shares of HSBC ended the period higher after the bank reported earnings for the first quarter 2023 well above consensus estimates and announced a share buyback. Higher interest rates and the reopening of China also benefited results. The Fund continues to not hold the stock. Adyen is a Dutch payment solutions company. Shares of Adyen sharply declined during the period after reporting weak first-half of 2023 earnings results that missed consensus estimates. Results were driven by a significant slowdown in sales, higher inflation and increasing competition. The Fund eliminated its position in the stock during the period.
At times during the period, the Fund used equity index futures to equitize cash or efficiently manage risks. During the period, the use of equity index futures had a negative impact on relative performance.
What is the outlook as of the end of the period?
As of the end of the period, markets remain volatile and investors are avidly watching the development of macroeconomic themes and the risks they pose. We expect ongoing volatility as investors react to the potential for persistently higher interest rates, sticky inflation, a slowdown in China, and the outsized impact of a select few stocks on index returns.  As ever, managing risk is at the forefront of our investment process.
We are focused on the evolving risks to different equity factors. We allocate to risk-aversion (e.g., quality and defensive) sleeve managers to provide exposure to companies with stable businesses. Looking forward, we believe structurally higher interest rates may create more volatility in business models that have previously been stable. Therefore, we look to the fundamental sleeve managers to seek to differentiate defensive companies that can adapt to a potential higher rate environment from those that will be more impacted. We seek to balance risk-aversion with allocations to growth and value sleeve managers. We are cognizant of areas of the value universe that have a heightened risk of insolvency, and we rely on the sleeve managers' stock selection skills to find attractively valued companies with solid fundamentals while avoiding businesses more likely to collapse. Finally, within the growth universe we look for businesses with strong long-term fundamentals, and are wary of longer duration growth stocks – especially those with long make-back periods due to heightened speculation – that are more sensitive to valuation risk. As ever, we are committed to monitoring evolving risks and seek to create a portfolio of diversified styles and investment philosophies.
At the end of the period, the Fund’s largest overweights were to the Communication Services and Consumer Staples sectors, while the Fund’s largest underweights were to the Financials and Materials sectors, relative to the MSCI ACWI ex USA Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s strategy for allocating assets among portfolio management teams may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.8%
Consumer Discretionary	13.4
Consumer Staples	10.6
Energy	4.8
Financials	16.2
Health Care	8.9
Industrials	14.2
Information Technology	10.9
Materials	6.0
Real Estate	1.5
Utilities	1.8
Total	97.1%
Short-Term Investments	1.0
Other Assets & Liabilities	1.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
15

The Hartford International Growth Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	14.51%	2.55%	2.98%
Class A2	8.21%	1.40%	2.40%
Class C1	13.60%	1.79%	2.21%
Class C3	12.60%	1.79%	2.21%
Class I1	14.81%	2.88%	3.31%
Class R3[1]	14.12%	2.27%	2.72%
Class R4[1]	14.56%	2.58%	3.03%
Class R5[1]	14.88%	2.90%	3.34%
Class R6[1]	14.95%	3.01%	3.44%
Class Y1	14.81%	2.91%	3.38%
Class F1	15.02%	3.02%	3.40%
MSCI ACWI ex USA Growth Index (Net)	9.19%	3.75%	3.18%
MSCI ACWI ex USA Index (Net)	12.07%	3.46%	2.54%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.30%	1.30%
Class C	2.10%	2.05%
Class I	0.97%	0.97%
Class R3	1.57%	1.57%
Class R4	1.27%	1.27%
Class R5	0.97%	0.97%
Class R6	0.85%	0.85%
Class Y	0.96%	0.95%
Class F	0.85%	0.85%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

16

The Hartford International Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Manager
Matthew D. Hudson, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford International Growth Fund returned 14.51%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s primary benchmark, the MSCI ACWI ex USA Growth Index (Net), which returned 9.19% for the same period, and outperforming the Fund’s secondary benchmark, the MSCI ACWI ex USA Index (Net), which returned 12.07% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 10.34% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2023, international equities rose, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate increases. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Central banks coordinated efforts to boost liquidity in the financial system after the collapse of two United States (U.S.) regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Decisive action by regulators eased liquidity fears, but the tumult increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges from geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices maintained pressure on central banks to keep interest rates higher for longer. In the third quarter of 2023, market sentiment was dented by concerns about the health of China's economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. Central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions. Ten of the eleven sectors in the MSCI ACWI ex USA Growth Index (Net) rose during the period. Within the index, the Information Technology (22%), Communication Services (19%), and Consumer Discretionary (17%) sectors led the index higher, while Utilities (-20%) lagged the broader index most.
Security selection drove the Fund’s outperformance relative to the MSCI ACWI ex USA Growth Index during the period. Security selection in the Financials, Consumer Discretionary, and Consumer Staples sectors contributed positively to relative performance, while selection within the Information Technology sector, and to a lesser extent the Energy and Healthcare sectors, detracted from relative performance in the period. Sector allocation, a residual of our bottom-up stock selection process, also contributed positively to relative performance. The Fund’s underweight to the Healthcare sector and overweight to the Consumer Discretionary sector contributed positively to performance, while an overweight to the Energy sector detracted most from relative results. On a regional basis, security selection in Europe ex United Kingdom (U.K.) contributed positively to relative performance, while security selection in the U.K. partially offset strong relative performance.
Top contributors to relative performance during the period included Ferrari (Consumer Discretionary), Erste Group Bank (Financials), and not owning Roche Holdings (Healthcare). Ferrari’s share price rose during the period after the automaker reported strong results that exceeded estimates due to high demand for their high-priced sports cars. In their most recent quarterly results, management of Ferrari increased guidance for fiscal year 2023. The Fund maintained an overweight position in Ferrari at the end of the period. The share price of Erste Group Bank rose early in the period after the company raised part of its full-year guidance due to a surge in interest income in the third quarter, driven by higher rates. The Fund maintained its position in Erste Group Bank to end the period. Not owning Roche Holdings aided relative performance in the period as the share price fell. Management of Roche Holdings shared a disappointing update on its phase 3 trial of gantenerumab for the treatment of early Alzheimer’s Disease. The study failed to meet its primary efficacy endpoint as the level of beta-amyloid removal by the drug was lower than anticipated.
Top detractors from relative performance during the period included an underweight position in Novo Nordisk (Healthcare), Adyen (Financials), and Anglo American (Materials). During the period, Novo Nordisk’s share price rose as the company reported positive topline results from a clinical trial of Ozempic, an obesity drug, as a supplement to the standard of care for the prevention of major adverse cardiovascular events. The team closed its underweight exposure and ended the period with an overweight position. The share price of Adyen, a payment solutions company, declined after reporting weak first-half earnings results that significantly missed consensus

17

The Hartford International Growth Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

estimates. Processed volume rose only 23% year over year, however earnings before interest, taxes, depreciation, and amortization (EBIDTA) fell 10% year over year. Management of Adyen stated a slowdown in sales and industry wide pricing pressures were the main factors pressuring shares. The Fund eliminated its position in Adyen during the period to fund other opportunities. During the period, Anglo American’s share price fell as iron ore slumped to its lowest levels since early December 2022 due to weak demand for steel in China. The oversupply resulted from a slow Chinese economic recovery after pandemic restrictions. The company also reported first-quarter 2023 production for copper, platinum-group-metals, and steelmaking coal that missed expectations. The Fund continued to hold an overweight position as of the end of the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance.
What is the outlook as of the end of the period?
After a strong first half of the year, Europe was weak due to concerns about the impact of rates on growth. However, inflation did hit a two-year low, which we believe could indicate that further rate increases are off the table. Emerging markets were down on the U.S. rate outlook and ongoing weakness in China. Japan was relatively resilient as smaller cap stocks held up, and value stocks experienced a surge.
We continue to monitor the impact of high rates on the cost of capital for companies and the consumer, as well as the impact of the U.S. Federal Reserve’s “higher for longer” interest rate stance. Outside of the U.S., growth in Europe will likely continue to trend higher due to increased government stimulus, such as spending on defense and new energy sources, lower than feared energy prices, and improving global supply chains. In Japan, companies appear to be tackling the issue of inflation, an issue they haven’t had to deal with for decades. In China, we have yet to see stimulus on the scale needed to reignite the economy. While expecting to see growth in the long term, we are in a “wait and see” mode for the time being.
We seek to take advantage of the current market volatility by investing in companies that we believe have good growth prospects with future earnings growth potential that is underappreciated by the market, while being cognizant of the downside risks.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Because the Fund may hold a limited number of securities, the Fund is subject to a greater risk of loss if any of those securities decline in price.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.5%
Consumer Discretionary	22.7
Consumer Staples	7.1
Energy	4.8
Financials	8.6
Health Care	8.1
Industrials	12.2
Information Technology	20.9
Materials	3.9
Total	97.8%
Short-Term Investments	0.4
Other Assets & Liabilities	1.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
18

The Hartford International Opportunities Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	11.03%	4.35%	2.99%
Class A2	4.92%	3.18%	2.41%
Class C1	10.19%	3.56%	2.22%
Class C3	9.19%	3.56%	2.22%
Class I1	11.34%	4.67%	3.32%
Class R3[1]	10.67%	4.02%	2.70%
Class R4[1]	11.03%	4.35%	3.01%
Class R5[1]	11.37%	4.67%	3.33%
Class R6[1]	11.54%	4.77%	3.43%
Class Y1	11.38%	4.71%	3.39%
Class F1	11.51%	4.78%	3.39%
MSCI ACWI ex USA Index (Net)	12.07%	3.46%	2.54%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.10%	1.10%
Class C	1.86%	1.86%
Class I	0.79%	0.79%
Class R3	1.42%	1.42%
Class R4	1.11%	1.11%
Class R5	0.80%	0.80%
Class R6	0.70%	0.70%
Class Y	0.80%	0.79%
Class F	0.70%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

19

The Hartford International Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Nicolas M. Choumenkovitch*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Tara C. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
* Nicolas M. Choumenkovitch announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP's parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Choumenkovitch’s portfolio management responsibilities will transition to Tara C. Stilwell, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford International Opportunities Fund returned 11.03%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned 12.07% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 10.34% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2023, international equities rose, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate increases. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Central banks coordinated efforts to boost liquidity in the financial system after the collapse of two United States (U.S.) regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Decisive action by regulators eased liquidity fears, but the tumult increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges from geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices maintained pressure on central banks to keep interest rates higher for longer. In the third quarter of 2023, market sentiment was dented by concerns about the health of China's economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. Central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions.
Within the MSCI ACWI ex USA Index (Net), all eleven sectors posted positive returns for the twelve-month period ended October 31, 2023. The Information Technology (20.70%), Consumer Discretionary (19.09%), and Energy (13.73%) sectors posted the largest gains over the period, while the Real Estate (4.45%) Healthcare (6.09%), and Consumer Staples (6.81%) sectors underperformed the overall return of the MSCI ACWI ex USA Index (Net).
Sector allocation, a result of the bottom-up stock selection process, detracted from relative results. The Fund’s relative overweight to the Healthcare sector and underweights to the Communication Services and Information Technology sectors detracted from performance, while relative underweights to the Materials and Real Estate sectors proved beneficial to performance, partially offsetting results.
Security selection also detracted from the Fund’s relative performance over the period, led by weak selection within the Consumer Discretionary, Consumer Staples, and Healthcare sectors. Conversely, strong selection within the Financials, Industrials, and Materials sectors contributed positively, partially offsetting the negative relative results.
Top detractors from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period included Novo Nordisk (Healthcare), Tencent Holdings (Communication Services), and Meituan (Consumer Discretionary). Our underweight position to global healthcare company, Novo Nordisk, detracted relative performance. Shares rose over the period after company reported positive results from a clinical trial of obesity drug semaglutide as a supplement to the standard of care for the prevention of major adverse cardiovascular events and strong efficacy results from a trial evaluating the effect of kidney outcomes in patients taking Ozempic for type 2 diabetes and chronic kidney disease. Management of Novo Nordisk also reported a year-to-date operating profit and sales increase and raised full-year 2023 guidance driven by the success of Ozempic. The Fund’s position in Chinese multinational technology conglomerate Tencent also detracted from results as the Fund began the period underweight and finished the period overweight. The share price of Tencent rose over

20

The Hartford International Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

the period. The company benefited from easing COVID-related restrictions at the end of 2022. Chinese regulators granted new licenses for games made by the technology group, signaling that Beijing was easing its crackdown on the sector. Shares of Chinese food and delivery services platform, Meituan, fell over the period after the CEO warned of a food delivery slowdown in the third quarter 2023 due to macroeconomic conditions and extreme weather. The company also reported second-quarter revenue and adjusted net income that beat consensus estimates. In addition, China recently announced that it would cut key policy rates as retail sales missed consensus estimates. Pernod Ricard (Consumer Staples) was a top absolute detractor from performance during the period.
Mitsubishi UFJ Financial Group (Financials), BAE Systems (Industrials), and T&D Holdings (Financials) were among the top contributors to the Fund’s relative performance during the period. Shares of Japanese bank, Mitsubishi UFJ Financial Group, rose over the period after the Bank of Japan (BOJ) unexpectedly broadened their yield curve control tolerance range. Higher government bond yields mean banks and insurers can charge higher interest rates on commercial loans and earn better yields from bonds and other financial investments. The share price of BAE Systems rose during the period. The international defense, aerospace and security company experienced accelerating organic growth due to key program wins. BAE also announced an agreement to acquire Ball Aerospace for approximately $5.55 billion. Shares of Japanese insurance company T&D Holdings rose over the period along with other Japanese financial firms after the BOJ announced changes to its yield curve control program. Shares continued to rise later in the period on the possibility of continued BOJ monetary policy easing, as a rise in interest rates would benefit investment spreads and earnings. HSBC Holdings (Financials) was a top absolute contributor to performance during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
International markets were largely negative in the third quarter 2023 as Chinese and European growth continue to disappoint. We believe that volatility will likely remain elevated as the market continues to be acutely focused on macroeconomic issues like inflation, the pace of further central bank tightening, as well as geopolitical tensions in certain regions around the world. Given the elevated noise around the outlook for markets, we are taking a more moderate pace to our decision-making and seeking to maintain a well-balanced portfolio. Although we believe markets will likely continue to be choppy as the team gets more clarity on the path forward, we are seeking to take advantage of the volatility by investing in companies with improving or sustainable returns on capital that we believe are underappreciated by the market.
At the end of the period, the Fund’s largest overweight positions were in the Information Technology, Energy, and Industrials sectors, while the Fund had the largest underweights to the Communications Services, Financials, and Materials sectors, relative to the MSCI ACWI ex USA Index (Net). From a regional perspective, the Fund had the largest overweight to the U.K. and the largest underweight to Emerging Markets, relative to the MSCI ACWI ex USA Index (Net), at the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.1%
Consumer Discretionary	10.5
Consumer Staples	8.3
Energy	7.5
Financials	20.0
Health Care	9.7
Industrials	13.6
Information Technology	15.2
Materials	6.1
Real Estate	0.6
Utilities	3.2
Total	97.8%
Short-Term Investments	1.1
Other Assets & Liabilities	1.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
21

The Hartford International Value Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	21.54%	4.86%	4.59%
Class A2	14.85%	3.68%	4.00%
Class C1	20.61%	4.06%	3.85%
Class C3	19.61%	4.06%	3.85%
Class I1	21.86%	5.15%	4.92%
Class R3[1]	21.10%	4.50%	4.26%
Class R4[1]	21.47%	4.80%	4.58%
Class R5[1]	21.83%	5.14%	4.90%
Class R6[1]	21.98%	5.26%	5.01%
Class Y1	21.93%	5.19%	4.97%
Class F1	21.94%	5.24%	4.99%
MSCI EAFE Value Index (Net)	18.11%	3.30%	2.10%
MSCI EAFE Index (Net)	14.40%	4.10%	3.05%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.21%	1.21%
Class C	1.96%	1.96%
Class I	0.93%	0.93%
Class R3	1.55%	1.55%
Class R4	1.25%	1.25%
Class R5	0.93%	0.93%
Class R6	0.83%	0.83%
Class Y	0.91%	0.91%
Class F	0.83%	0.83%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

22

The Hartford International Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
James H. Shakin, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Andrew M. Corry, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Tarit Rao-Chakravorti
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Tyler J. Brown, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford International Value Fund returned 21.54%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmarks, the MSCI EAFE Value Index (Net), which returned 18.11% for the same period, and the MSCI EAFE Index (Net), which returned 14.40% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 16.37% average return of the Lipper International Multi-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
International equities rose for the twelve-month period ended October 31, 2023, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate increases. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Central banks coordinated efforts to boost liquidity in the financial system after the collapse of two United States (U.S.) regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Decisive action by regulators eased liquidity fears, but the tumult increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges from geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses.
However, persistently high core consumer prices maintained pressure on central banks to keep interest rates higher for longer. In the third quarter of 2023, market sentiment was dented by concerns about the health of China's economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. Central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions.
All eleven sectors in the MSCI EAFE Value Index (Net) rose during the period. The Financials (26.9%), Industrials (26.5%), and Consumer Discretionary (21.0%) sectors rose the most during the period.
Security selection was the primary driver of the Fund’s outperformance relative to the MSCI EAFE Value Index (Net) over the period. Strong selection in the Financials, Communication Services, and Energy sectors was partially offset by weaker selection in the Industrials, Consumer Discretionary, and Information Technology sectors. Sector allocation, a result of bottom-up stock selection decisions, weighed on relative returns over the period. The Fund’s overweights to the Communication Services and Information Technology sectors as well as an underweight to the Financials sector detracted from relative performance during the period. The Fund’s underweights to the Real Estate and Healthcare sectors as well as an overweight to the Consumer Discretionary sector contributed positively to relative results.
On a regional basis, security selection in Developed European Union and Middle East ex United Kingdom as well as Developed Asia Pacific ex Japan contributed positively to returns relative to MSCI EAFE Value Index (Net). This was partially offset by weaker selection in Japan which detracted from relative results. Regional allocation also contributed positively to relative performance. The Fund’s underweights to Developed Asia Pacific ex Japan and United Kingdom contributed positively to relative returns while an underweight to Developed European Union and Middle East ex United Kingdom detracted from relative results during the period.

23

The Hartford International Value Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

The largest contributors to performance relative to the MSCI EAFE Value Index (Net) over the period were UniCredit (Financials), T&D Holdings (Financials), and British American Tobacco (Consumer Staples). Shares of UniCredit, an Italy-based international banking group, advanced after reporting quarterly financial results higher than consensus estimates during the period and raised full-year guidance. The company proposed plans to distribute €5.25 billion to shareholders consisting of a €1.91 billion cash dividend and a share buyback of €3.34 billion. Later in the period, UniCredit management announced the launch of the second tranche of their share buy-back program with a maximum amount of €1 billion for up to 230 million shares. Shares of Japanese insurance company, T&D Holdings, ended the period higher after boosting its net sales guidance for the full year above expectations. The company later reported full-year earnings ahead of both expectations and prior guidance. Shares traded higher along with other Japanese insurers after the Bank of Japan loosened its yield-curve control policy, sending yen yields higher, which is seen as a positive for the country’s insurers as investment returns and solvency ratios increase. The share price of British American Tobacco, a multinational tobacco company, declined during the period due to environmental, social, and governance concerns and the recent underperformance of its U.S. business.
The largest detractors from performance relative to the MSCI EAFE Value Index (Net) over the period were not holding HSBC Holdings (Financials), holding an out-of-benchmark position in Ono Pharmaceutical (Healthcare), and not holding Mitsubishi (Industrials). Shares of HSBC Holdings, an England-based universal bank and Financial Services group, rose over the period after announcing quarterly earnings well above consensus estimates and a share buyback of up to $2 billion. Higher interest rates and the reopening of China benefited results, as did the acquisition of the U.K. subsidiary of Silicon Valley Bank, which added a provisional $1.5 billion boost in profit. The share price of Japan-based pharmaceutical company Ono Pharmaceutical fell during the period after the company announced failure of its adjuvant gastric cancer trial in December which was considered a significant growth driver in the next few years. Shares of Mitsubishi, a Japan-based conglomerate with multiple business segments, rose during the period on the back of the Bank of Japan’s announcement to loosen its flagship yield curve control policy.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to focus on opportunities which fit into our framework of looking for stocks with low relative price, low expectations, and low valuations that generally feature strong balance sheets and significant potential upside.
At the end of the period, the Consumer Discretionary and Communication Services sectors were the Fund’s largest overweight exposures, while the Utilities and Financials sectors were the Fund’s largest underweight exposures relative to the MSCI EAFE Value Index
(Net). On a regional basis, the Fund ended the period with the largest overweights to Emerging Markets and North America, and the largest underweights to Europe and Asia Pacific ex Japan, relative to the MSCI EAFE Value Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. These risks may also be greater, and there may be additional risks, if the Fund focuses in a particular geographic region or country, such as Japan. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.4%
Consumer Discretionary	12.4
Consumer Staples	6.5
Energy	9.6
Financials	23.8
Health Care	7.9
Industrials	12.0
Information Technology	3.4
Materials	9.1
Real Estate	1.6
Utilities	1.7
Total	95.4%
Short-Term Investments	1.5
Other Assets & Liabilities	3.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

24

Hartford International/Global Equity Funds
Benchmark Glossary (Unaudited)

MSCI ACWI (All Country World) ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed market countries (excluding the US) and emerging market countries.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
MSCI ACWI (All Country World) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets and emerging markets countries.
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed market countries, excluding the US and Canada.
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the US and Canada.
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across emerging market countries.
Additional Information Regarding MSCI Indices.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
25

Hartford International/Global Equity Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2023 through October 31, 2023. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
Hartford Climate Opportunities Fund
Class A	$ 1,000.00	$ 895.30	$ 5.69	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class C	$ 1,000.00	$ 892.20	$ 9.25	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 896.90	$ 4.25	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 894.40	$ 6.73	$ 1,000.00	$ 1,018.10	$ 7.17	1.41%
Class R4	$ 1,000.00	$ 896.20	$ 5.16	$ 1,000.00	$ 1,019.96	$ 5.50	1.08%
Class R5	$ 1,000.00	$ 897.50	$ 3.88	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class R6	$ 1,000.00	$ 897.80	$ 3.30	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class Y	$ 1,000.00	$ 897.20	$ 3.78	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class F	$ 1,000.00	$ 898.30	$ 3.30	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Hartford Emerging Markets Equity Fund
Class A	$ 1,000.00	$ 988.20	$ 7.27	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class C	$ 1,000.00	$ 985.50	$ 11.01	$ 1,000.00	$ 1,014.12	$ 11.17	2.20%
Class I	$ 1,000.00	$ 990.50	$ 5.72	$ 1,000.00	$ 1,019.46	$ 5.80	1.14%
Class R3	$ 1,000.00	$ 986.90	$ 8.51	$ 1,000.00	$ 1,016.64	$ 8.64	1.70%
Class R4	$ 1,000.00	$ 989.50	$ 7.27	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class R5	$ 1,000.00	$ 991.60	$ 5.77	$ 1,000.00	$ 1,019.31	$ 5.85	1.15%
Class R6	$ 1,000.00	$ 990.50	$ 4.92	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class Y	$ 1,000.00	$ 990.50	$ 5.52	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class F	$ 1,000.00	$ 991.60	$ 4.92	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
26

Hartford International/Global Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
Hartford Global Impact Fund
Class A	$ 1,000.00	$ 911.40	$ 5.73	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class C	$ 1,000.00	$ 908.40	$ 9.33	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 913.40	$ 4.29	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 911.30	$ 6.80	$ 1,000.00	$ 1,018.10	$ 7.17	1.41%
Class R4	$ 1,000.00	$ 912.00	$ 5.35	$ 1,000.00	$ 1,019.61	$ 5.65	1.11%
Class R5	$ 1,000.00	$ 914.20	$ 3.91	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class R6	$ 1,000.00	$ 914.20	$ 3.33	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class Y	$ 1,000.00	$ 914.40	$ 3.81	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class F	$ 1,000.00	$ 914.10	$ 3.33	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Hartford International Equity Fund
Class A	$ 1,000.00	$ 918.60	$ 4.64	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class C	$ 1,000.00	$ 915.30	$ 8.64	$ 1,000.00	$ 1,016.18	$ 9.10	1.79%
Class I	$ 1,000.00	$ 921.30	$ 3.10	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
Class R3	$ 1,000.00	$ 917.20	$ 6.09	$ 1,000.00	$ 1,018.85	$ 6.41	1.26%
Class R4	$ 1,000.00	$ 918.90	$ 4.69	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
Class R5	$ 1,000.00	$ 920.20	$ 3.24	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class R6	$ 1,000.00	$ 920.90	$ 2.66	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class Y	$ 1,000.00	$ 920.50	$ 2.86	$ 1,000.00	$ 1,022.23	$ 3.01	0.59%
Class F	$ 1,000.00	$ 921.70	$ 2.62	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
The Hartford International Growth Fund
Class A	$ 1,000.00	$ 891.70	$ 6.20	$ 1,000.00	$ 1,018.65	$ 6.61	1.30%
Class C	$ 1,000.00	$ 887.90	$ 9.76	$ 1,000.00	$ 1,014.87	$ 10.41	2.05%
Class I	$ 1,000.00	$ 892.70	$ 4.67	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class R3	$ 1,000.00	$ 890.40	$ 7.48	$ 1,000.00	$ 1,017.29	$ 7.98	1.57%
Class R4	$ 1,000.00	$ 892.00	$ 6.06	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R5	$ 1,000.00	$ 893.00	$ 4.68	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class R6	$ 1,000.00	$ 893.50	$ 4.06	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class Y	$ 1,000.00	$ 892.60	$ 4.53	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class F	$ 1,000.00	$ 893.50	$ 4.06	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
The Hartford International Opportunities Fund
Class A	$ 1,000.00	$ 934.60	$ 5.31	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class C	$ 1,000.00	$ 931.00	$ 9.01	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 935.90	$ 3.90	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class R3	$ 1,000.00	$ 933.00	$ 6.92	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class R4	$ 1,000.00	$ 934.90	$ 5.41	$ 1,000.00	$ 1,019.61	$ 5.65	1.11%
Class R5	$ 1,000.00	$ 936.10	$ 3.90	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class R6	$ 1,000.00	$ 937.00	$ 3.42	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class Y	$ 1,000.00	$ 936.50	$ 3.81	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class F	$ 1,000.00	$ 936.50	$ 3.37	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
The Hartford International Value Fund
Class A	$ 1,000.00	$ 974.60	$ 5.92	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class C	$ 1,000.00	$ 970.70	$ 9.63	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 975.90	$ 4.63	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R3	$ 1,000.00	$ 972.90	$ 7.70	$ 1,000.00	$ 1,017.39	$ 7.88	1.55%
Class R4	$ 1,000.00	$ 973.90	$ 6.27	$ 1,000.00	$ 1,018.85	$ 6.41	1.26%
Class R5	$ 1,000.00	$ 976.00	$ 4.58	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class R6	$ 1,000.00	$ 976.50	$ 4.08	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class Y	$ 1,000.00	$ 976.50	$ 4.48	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class F	$ 1,000.00	$ 976.50	$ 4.03	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
27

Hartford Climate Opportunities Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.2%
	Belgium - 0.3%
13,766	Umicore SA	$ 327,532
	Canada - 0.6%
7,086	Canadian National Railway Co.	749,759
	Chile - 0.4%
30,698	Antofagasta PLC	501,959
	China - 4.1%
61,038	BYD Co. Ltd. Class H	1,856,172
1,349,831	China Longyuan Power Group Corp. Ltd. Class H	1,142,669
24,100	Contemporary Amperex Technology Co. Ltd. Class A	611,943
152,860	LONGi Green Energy Technology Co. Ltd. Class A	504,540
84,500	Shenzhen Inovance Technology Co. Ltd. Class A	698,477
		4,813,801
	Denmark - 1.1%
60,247	Vestas Wind Systems AS*	1,305,840
	France - 2.9%
49,057	Carrefour SA	860,041
13,774	Cie de Saint-Gobain SA	749,776
11,134	Legrand SA	963,162
29,766	Veolia Environnement SA	815,600
		3,388,579
	Germany - 6.5%
12,079	Bayerische Motoren Werke AG	1,123,399
43,048	Daimler Truck Holding AG	1,352,578
64,336	Infineon Technologies AG	1,879,268
4,187	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,680,276
12,928	Siemens AG	1,715,531
		7,751,052
	Ireland - 0.6%
9,836	Kingspan Group PLC*	661,951
	Italy - 1.1%
35,459	Prysmian SpA	1,327,833
	Japan - 7.9%
11,936	Daikin Industries Ltd.	1,720,919
38,186	Hitachi Ltd.	2,420,480
1,200	Keyence Corp.	464,542
195,680	Kubota Corp.	2,631,748
70,200	Sekisui Chemical Co. Ltd.	961,520
4,600	Shimano, Inc.	661,968
22,800	Sumitomo Forestry Co. Ltd.	538,341
		9,399,518
	Netherlands - 0.3%
4,059	Aalberts NV	126,731
5,661	Alfen NV*(1)(2)	178,463
		305,194
	Norway - 1.5%
44,720	Mowi ASA	726,685
158,992	Norsk Hydro ASA	906,685
21,804	TOMRA Systems ASA	172,826
		1,806,196
	South Korea - 1.2%
990	LG Energy Solution Ltd.*	283,802
3,516	Samsung SDI Co. Ltd.	1,113,287
		1,397,089
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.2% - (continued)
	Spain - 0.8%
83,166	Iberdrola SA	$ 924,974
19,000	Soltec Power Holdings SA*	53,157
		978,131
	Sweden - 1.3%
126,363	Hexagon AB Class B	1,029,812
91,754	Nibe Industrier AB Class B	528,444
		1,558,256
	Switzerland - 0.4%
14,789	ABB Ltd.	496,877
	Taiwan - 1.4%
157,000	Chroma ATE, Inc.	1,060,943
113,429	Giant Manufacturing Co. Ltd.	573,561
		1,634,504
	United Kingdom - 3.3%
182,468	Kingfisher PLC	465,935
152,523	National Grid PLC	1,818,527
14,909	nVent Electric PLC	717,570
46,068	SSE PLC	915,535
		3,917,567
	United States - 59.5%
11,029	A O Smith Corp.	769,383
7,692	Acuity Brands, Inc.	1,245,873
7,881	AECOM	603,291
3,941	Albemarle Corp.	499,640
23,863	Alphabet, Inc. Class A*	2,960,921
15,960	Amazon.com, Inc.*	2,124,116
8,825	American Water Works Co., Inc.	1,038,261
3,611	Analog Devices, Inc.	568,119
3,187	ANSYS, Inc.*	886,815
18,548	Archer-Daniels-Midland Co.	1,327,480
7,304	Aspen Technology, Inc.*	1,298,286
13,839	Autodesk, Inc.*	2,735,002
40,204	AZEK Co., Inc.*	1,053,345
27,060	Bentley Systems, Inc. Class B	1,316,198
8,374	Chubb Ltd.	1,797,228
8,087	Clean Harbors, Inc.*	1,242,729
17,444	Consolidated Edison, Inc.	1,531,409
5,802	Deere & Co.	2,119,819
3,834	Ecolab, Inc.	643,115
37,846	Exelon Corp.	1,473,723
11,923	Ferguson PLC	1,790,835
9,261	First Solar, Inc.*	1,319,229
15,279	Fluence Energy, Inc.*	264,632
3,444	Generac Holdings, Inc.*	289,537
3,602	Hubbell, Inc.	972,900
27,743	Johnson Controls International PLC	1,359,962
27,444	Kroger Co.	1,245,134
6,300	Lowe's Cos., Inc.	1,200,591
10,606	Microsoft Corp.	3,585,995
4,051	Moody's Corp.	1,247,708
2,291	MSCI, Inc.	1,080,321
11,859	NextEra Energy, Inc.	691,380
23,207	ON Semiconductor Corp.*	1,453,687
5,708	Owens Corning	647,116
10,857	PTC, Inc.*	1,524,540
2,646	S&P Global, Inc.	924,274
10,889	Schneider Electric SE	1,675,352
19,809	Sempra	1,387,224
2,348	SolarEdge Technologies, Inc.*	178,331
16,061	Swiss Re AG	1,754,870
8,175	TE Connectivity Ltd.	963,424

The accompanying notes are an integral part of these financial statements.
28

Hartford Climate Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
COMMON STOCKS - 95.2% - (continued)
	United States - 59.5% - (continued)
5,572	Tesla, Inc.*		$ 1,119,080
4,659	Trane Technologies PLC		886,654
23,124	Trimble, Inc.*		1,089,834
5,627	Union Pacific Corp.		1,168,221
10,201	Veralto Corp.*		703,869
5,844	Verisk Analytics, Inc.		1,328,692
11,259	Waste Connections, Inc.		1,458,041
10,843	Waste Management, Inc.		1,781,830
5,134	Watsco, Inc.		1,791,201
16,288	Westinghouse Air Brake Technologies Corp.		1,726,854
87,536	Weyerhaeuser Co. REIT		2,511,408
15,673	Xylem, Inc.		1,466,052
11,605	Zoom Video Communications, Inc. Class A*		696,068
			70,519,599
	Total Common Stocks (cost $112,525,473)		$ 112,841,237
SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 1.7%
2,059,593	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.25%(3)		$ 2,059,593
	Repurchase Agreements - 0.6%
$ 657,257	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $657,353; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $670,427		657,257
	Securities Lending Collateral - 0.0%
6,995	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(3)		6,995
23,317	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(3)		23,317
6,995	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(3)		6,995
6,995	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(3)		6,995
			44,302
	Total Short-Term Investments (cost $2,761,152)		$ 2,761,152
	Total Investments (cost $115,286,625)	97.5%	$ 115,602,389
	Other Assets and Liabilities	2.5%	2,940,734
	Total Net Assets	100.0%	$ 118,543,123
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $178,463, representing 0.2% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
29

Hartford Climate Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Belgium	$ 327,532	$ —	$ 327,532	$ —
Canada	749,759	749,759	—	—
Chile	501,959	—	501,959	—
China	4,813,801	—	4,813,801	—
Denmark	1,305,840	—	1,305,840	—
France	3,388,579	—	3,388,579	—
Germany	7,751,052	—	7,751,052	—
Ireland	661,951	—	661,951	—
Italy	1,327,833	—	1,327,833	—
Japan	9,399,518	—	9,399,518	—
Netherlands	305,194	—	305,194	—
Norway	1,806,196	—	1,806,196	—
South Korea	1,397,089	—	1,397,089	—
Spain	978,131	—	978,131	—
Sweden	1,558,256	—	1,558,256	—
Switzerland	496,877	—	496,877	—
Taiwan	1,634,504	—	1,634,504	—
United Kingdom	3,917,567	717,570	3,199,997	—
United States	70,519,599	67,089,377	3,430,222	—
Short-Term Investments	2,761,152	2,103,895	657,257	—
Total	$ 115,602,389	$ 70,660,601	$ 44,941,788	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
30

Hartford Emerging Markets Equity Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5%
	Brazil - 2.7%
626,400	Banco do Brasil SA	$ 6,007,129
1,072,100	Magazine Luiza SA*	282,817
99,300	Neoenergia SA	345,066
308,000	Raia Drogasil SA	1,576,119
105,200	Sao Martinho SA	739,692
110,200	SLC Agricola SA	803,481
13,198	XP, Inc. Class A	263,960
209,000	YDUQS Participacoes SA	734,977
		10,753,241
	Chile - 0.2%
231,872	Cencosud SA	375,658
6,085,700	Enel Chile SA	360,200
		735,858
	China - 30.6%
605,500	3SBio, Inc.(1)	538,678
1,309,400	Alibaba Group Holding Ltd.*	13,480,368
2,438,400	Aluminum Corp. of China Ltd. Class H	1,304,375
57,517	Autohome, Inc. ADR	1,538,580
2,989,100	BAIC Motor Corp. Ltd. Class H(1)	872,338
268,800	Baidu, Inc. Class A*	3,529,022
18,815,505	Bank of China Ltd. Class H	6,572,915
3,282,224	Bank of Communications Co. Ltd. Class H	1,941,454
2,409,500	Baoshan Iron & Steel Co. Ltd. Class A	2,061,151
3,968,000	BOE Technology Group Co. Ltd. Class A	2,126,809
418,800	BYD Electronic International Co. Ltd.	1,748,286
7,325,345	China Cinda Asset Management Co. Ltd. Class H	712,338
3,169,737	China CITIC Bank Corp. Ltd. Class H	1,414,045
1,321,900	China Coal Energy Co. Ltd. Class H	1,038,308
1,950,000	China Galaxy Securities Co. Ltd. Class H	998,026
682,000	China Medical System Holdings Ltd.	1,090,584
412,000	China Resources Land Ltd.	1,542,160
1,445,000	China Resources Pharmaceutical Group Ltd.(1)	897,628
640,200	China Taiping Insurance Holdings Co. Ltd.	591,402
18,153,900	China Tower Corp. Ltd. Class H(1)	1,692,864
1,072,900	CMOC Group Ltd. Class A	813,487
1,330,649	COSCO SHIPPING Holdings Co. Ltd. Class H	1,353,320
713,600	CSPC Pharmaceutical Group Ltd.	623,308
2,312,000	Dongfeng Motor Group Co. Ltd. Class H	1,017,798
532,600	Dongyue Group Ltd.	424,242
1,054,100	Focus Media Information Technology Co. Ltd. Class A	996,407
795,000	Foxconn Industrial Internet Co. Ltd. Class A	1,601,792
608,200	Fu Shou Yuan International Group Ltd.	408,324
1,448,800	Geely Automobile Holdings Ltd.	1,644,859
167,600	GF Securities Co. Ltd. Class A	339,987
130,300	Gree Electric Appliances, Inc. of Zhuhai Class A	604,341
1,232,900	Guotai Junan Securities Co. Ltd. Class A	2,490,088
645,600	Haidilao International Holding Ltd.(1)	1,616,456
574,100	Haitong Securities Co. Ltd. Class A	766,758
73,268	Hello Group, Inc. ADR	518,737
570,226	Hopson Development Holdings Ltd.*	333,886
260,700	Huatai Securities Co. Ltd. Class A	571,338
3,893,900	Industrial & Commercial Bank of China Ltd. Class H	1,866,130
235,860	JA Solar Technology Co. Ltd. Class A	722,528
74,200	JD.com, Inc. Class A	943,316
192,900	Jiangxi Copper Co. Ltd. Class H	272,752
28,383	Jinan Acetate Chemical Co. Ltd.	853,357
21,705	JOYY, Inc. ADR(2)	844,759
306,800	Kingboard Holdings Ltd.	747,142
213,600	Kingnet Network Co. Ltd. Class A	312,311
382,300	Kingsoft Corp. Ltd.	1,334,027
2,016,600	Kunlun Energy Co. Ltd.	1,680,037
63,900	Li Auto, Inc. Class A*	1,080,781
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	China - 30.6% - (continued)
203,800	LONGi Green Energy Technology Co. Ltd. Class A	$ 672,676
812,315	Lufax Holding Ltd. ADR	775,598
92,738	Meituan Class B*(1)	1,314,562
86,335	MINISO Group Holding Ltd. ADR	2,185,139
289,300	NetEase, Inc.	6,191,468
113,600	New China Life Insurance Co. Ltd. Class A	519,145
253,400	New Hope Liuhe Co. Ltd. Class A*	351,642
183,500	New Oriental Education & Technology Group, Inc.*	1,196,426
35,299	PDD Holdings, Inc. ADR*	3,580,025
3,514,900	PetroChina Co. Ltd. Class H	2,294,229
61,000	Ping An Insurance Group Co. of China Ltd. Class A	379,012
305,300	Sichuan Kelun Pharmaceutical Co. Ltd. Class A	1,146,720
337,880	Tencent Holdings Ltd.	12,504,510
91,962	Tongwei Co. Ltd. Class A	343,504
116,200	Trip.com Group Ltd.*	3,960,284
54,400	Tsingtao Brewery Co. Ltd. Class H	412,544
52,625	Vipshop Holdings Ltd. ADR*	750,433
123,800	Wuliangye Yibin Co. Ltd. Class A	2,638,974
362,800	Yadea Group Holdings Ltd.(1)	662,240
35,313	Yum China Holdings, Inc.	1,856,051
52,593	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	312,752
522,000	Zhongsheng Group Holdings Ltd.	1,205,452
153,600	ZTE Corp. Class A	549,179
118,829	ZTO Express Cayman, Inc. ADR	2,800,800
		121,076,964
	Greece - 1.2%
660,200	Alpha Services & Holdings SA*	988,275
810,800	Eurobank Ergasias Services & Holdings SA Class A*	1,325,272
13,400	Mytilineos SA	495,965
298,200	National Bank of Greece SA*	1,707,896
91,500	Piraeus Financial Holdings SA*	271,219
		4,788,627
	Hong Kong - 0.8%
49,900	Orient Overseas International Ltd.	629,228
6,249,600	Sino Biopharmaceutical Ltd.	2,427,838
798,600	Truly International Holdings Ltd.	81,965
		3,139,031
	Hungary - 0.1%
8,700	OTP Bank Nyrt	323,814
	India - 14.1%
14,100	ABB India Ltd.	695,420
418,600	Axis Bank Ltd.	4,939,399
11,800	Bajaj Finance Ltd.	1,062,229
682,339	Bank of Baroda	1,608,900
181,100	CG Power & Industrial Solutions Ltd.	848,108
75,200	Cipla Ltd.	1,084,017
976,900	Coal India Ltd.	3,687,537
44,100	Cummins India Ltd.	888,279
189,203	DLF Ltd.	1,281,735
12,500	Dr Reddy's Laboratories Ltd.	806,807
34,400	Fertilisers & Chemicals Travancore Ltd.	312,303
124,700	Hindalco Industries Ltd.	688,313
50,000	Hindustan Aeronautics Ltd.(3)	1,094,237
664,082	ICICI Bank Ltd.	7,306,098
237,100	IDFC First Bank Ltd.*	235,619
237,900	Indraprastha Gas Ltd.	1,092,809
43,700	IndusInd Bank Ltd.	757,038
205,400	Kalyan Jewellers India Ltd.	713,002
102,900	KPIT Technologies Ltd.	1,505,622
313,100	L&T Finance Holdings Ltd.	500,233

The accompanying notes are an integral part of these financial statements.
31

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	India - 14.1% - (continued)
327,000	Manappuram Finance Ltd.	$ 540,117
158,300	Max Healthcare Institute Ltd.	1,090,872
51,900	Natco Pharma Ltd.	498,904
581,016	National Aluminium Co. Ltd.	643,328
200,700	Oil & Natural Gas Corp. Ltd.	449,083
47,900	PB Fintech Ltd.*	403,058
21,600	PI Industries Ltd.	882,179
992,260	Power Finance Corp. Ltd.	2,938,571
18,261	Siemens Ltd.	730,638
460,700	State Bank of India	3,130,492
6,100	Supreme Industries Ltd.	317,180
37,700	Tata Communications Ltd.	753,754
33,100	Tata Consultancy Services Ltd.	1,340,007
444,300	Tata Motors Ltd.	3,355,803
1,393,700	Tata Steel Ltd.	1,988,791
189,300	Varun Beverages Ltd.	2,066,178
282,859	Vedanta Ltd.	736,092
419,220	Wipro Ltd.	1,924,522
10,933	WNS Holdings Ltd. ADR*	593,881
		55,491,155
	Indonesia - 1.1%
8,180,400	Bank Mandiri Persero Tbk. PT	2,922,465
4,763,400	Sumber Alfaria Trijaya Tbk. PT	866,618
293,200	United Tractors Tbk. PT	463,991
		4,253,074
	Malaysia - 0.5%
1,346,000	CIMB Group Holdings Bhd.	1,612,638
347,200	Genting Bhd.	293,795
		1,906,433
	Mexico - 4.0%
1,452,900	America Movil SAB de CV	1,201,550
406,800	Arca Continental SAB de CV	3,650,347
207,329	Cemex SAB de CV ADR*	1,237,754
1,041,000	Fibra Uno Administracion SA de CV REIT	1,582,662
62,605	Gruma SAB de CV Class B	1,090,422
103,000	Grupo Aeroportuario del Sureste SAB de CV Class B	2,228,077
181,800	Grupo Bimbo SAB de CV Series A	737,929
165,200	Grupo Financiero Banorte SAB de CV Class O	1,338,258
363,100	Grupo Financiero Inbursa SAB de CV Class O*	749,401
824,800	Kimberly-Clark de Mexico SAB de CV Class A	1,511,531
16,262	Ternium SA ADR	609,663
		15,937,594
	Poland - 0.8%
63,100	Bank Polska Kasa Opieki SA	1,917,431
4,415	Dino Polska SA*(1)	418,345
8,200	Santander Bank Polska SA*	890,577
		3,226,353
	Qatar - 0.5%
1,030,324	Barwa Real Estate Co.	716,939
246,912	Industries Qatar QSC	829,462
201,200	Ooredoo QPSC	546,517
		2,092,918
	Romania - 0.5%
349,999	NEPI Rockcastle NV*	1,890,323
	Russia - 0.0%
722,940	Gazprom PJSC ADR*(4)	—
59,500	LUKOIL PJSC ADR*(4)	—
8,412	Novatek PJSC GDR*(4)	—
574	PhosAgro PJSC*(4)	—
89,080	PhosAgro PJSC GDR*(4)	—
432,620	Surgutneftegas PJSC ADR*(4)	—
		—
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Saudi Arabia - 2.8%
46,200	Al Hammadi Holding	$ 664,996
11,400	Arabian Contracting Services Co.	613,210
20,600	Arabian Internet & Communications Services Co.	1,717,582
12,600	Elm Co.	2,355,027
80,200	Etihad Etisalat Co.	985,505
113,300	SABIC Agri-Nutrients Co.	4,040,820
22,600	Saudi Aramco Base Oil Co.	777,109
		11,154,249
	South Africa - 1.6%
21,393	Anglo American Platinum Ltd.	714,774
591,700	Growthpoint Properties Ltd. REIT	307,636
166,431	Investec Ltd.	910,582
10,400	Kumba Iron Ore Ltd.	275,559
329,973	Sanlam Ltd.	1,157,362
293,200	Standard Bank Group Ltd.	2,877,175
		6,243,088
	South Korea - 13.7%
82,011	BNK Financial Group, Inc.	412,774
28,100	Classys, Inc.	686,526
7,300	Cosmax, Inc.*	733,974
5,400	DB Insurance Co. Ltd.	351,318
197,663	DGB Financial Group, Inc.	1,151,236
50,457	Hana Financial Group, Inc.	1,467,126
22,000	Hankook Tire & Technology Co. Ltd.	624,174
10,700	Hanmi Semiconductor Co. Ltd.	419,252
9,300	HD Hyundai Co. Ltd.	396,109
7,300	HD Hyundai Electric Co. Ltd.	406,283
139,900	HMM Co. Ltd.	1,515,297
29,040	HPSP Co. Ltd.	673,617
11,174	HYBE Co. Ltd.*	1,819,838
4,292	Hyundai Autoever Corp.	414,382
51,900	Hyundai Engineering & Construction Co. Ltd.	1,287,160
11,176	Hyundai Mobis Co. Ltd.	1,730,769
27,400	Hyundai Motor Co.	3,451,965
53,800	Hyundai Steel Co.	1,308,330
14,727	Hyundai Wia Corp.	613,051
261,026	Industrial Bank of Korea	2,160,244
25,300	JYP Entertainment Corp.	1,925,828
115,186	KB Financial Group, Inc.	4,390,687
88,271	Kia Corp.	5,043,048
17,800	Korea Investment Holdings Co. Ltd.	665,428
5,797	Krafton, Inc.*	705,681
92,400	KT Corp.	2,235,356
73,100	LG Uplus Corp.	547,863
4,800	Lotte Shopping Co. Ltd.	256,697
2,296	NAVER Corp.	320,988
22,500	NHN Corp.*	356,910
1,600	NongShim Co. Ltd.	526,232
7,600	OCI Holdings Co. Ltd.	549,116
5,317	Orion Corp.	470,582
2,900	PharmaResearch Co. Ltd.	250,401
1,594	POSCO Holdings, Inc.	487,964
208,434	Samsung Electronics Co. Ltd.	10,374,777
20,600	Samsung Engineering Co. Ltd.*	363,067
71,232	SOLUM Co. Ltd.*	1,530,427
154,977	Woori Financial Group, Inc.	1,368,873
		53,993,350
	Taiwan - 13.8%
185,600	Accton Technology Corp.	2,875,734
128,234	Asia Vital Components Co. Ltd.	1,133,103
24,000	ASPEED Technology, Inc.	1,918,025
93,636	Bora Pharmaceuticals Co. Ltd.	1,875,578
988,400	China Airlines Ltd.	592,502
1,481,000	China Development Financial Holding Corp.*	517,696

The accompanying notes are an integral part of these financial statements.
32

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Taiwan - 13.8% - (continued)
38,000	Elite Material Co. Ltd.	$ 424,002
17,500	eMemory Technology, Inc.	1,096,400
273,300	Eva Airways Corp.	231,762
319,400	Evergreen Marine Corp. Taiwan Ltd.	1,062,892
84,500	Fitipower Integrated Technology, Inc.	699,470
159,000	Foxconn Technology Co. Ltd.	257,982
261,500	Gigabyte Technology Co. Ltd.	1,776,615
30,453	Great Tree Pharmacy Co. Ltd.	319,151
749,900	Hon Hai Precision Industry Co. Ltd.	2,238,237
105,400	International Games System Co. Ltd.	2,031,576
141,700	Makalot Industrial Co. Ltd.	1,585,970
92,000	MediaTek, Inc.	2,401,140
297,100	Novatek Microelectronics Corp.	4,184,080
332,600	Pou Chen Corp.	296,467
896,300	Quanta Computer, Inc.	5,292,029
55,000	Sitronix Technology Corp.	486,180
1,162,476	Taiwan Semiconductor Manufacturing Co. Ltd.	18,986,146
74,000	United Integrated Services Co. Ltd.	549,400
115,999	Wowprime Corp.	856,936
73,000	WT Microelectronics Co. Ltd.	267,803
415,200	Yang Ming Marine Transport Corp.	541,163
		54,498,039
	Thailand - 3.8%
532,800	Bangchak Corp. PCL	611,477
247,700	Bangkok Bank PCL	1,083,390
387,000	Bumrungrad Hospital PCL	2,799,471
1,054,400	Central Pattana PCL	1,833,484
395,200	Kasikornbank PCL	1,445,750
974,000	Krung Thai Bank PCL	509,458
788,900	PTT Exploration & Production PCL	3,599,627
441,700	SCB X PCL	1,202,715
23,680,400	TMBThanachart Bank PCL	1,100,265
6,025,500	WHA Corp. PCL	838,214
		15,023,851
	Turkey - 0.4%
25,300	Pegasus Hava Tasimaciligi AS*	629,836
56,600	Tofas Turk Otomobil Fabrikasi AS	481,073
62,217	Turk Hava Yollari AO*	477,405
		1,588,314
	United Arab Emirates - 1.3%
142,107	Abu Dhabi Commercial Bank PJSC	310,678
223,645	Abu Dhabi Islamic Bank PJSC	627,156
1,496,000	Emaar Properties PJSC	2,725,388
352,400	Emirates NBD Bank PJSC	1,626,240
		5,289,462
	Total Common Stocks (cost $375,264,294)	$ 373,405,738
PREFERRED STOCKS - 2.7%
	Brazil - 2.7%
259,906	Cia Energetica de Minas Gerais (Preference Shares)(5)	$ 605,206
91,400	CTEEP-Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)(5)	384,146
460,905	Gerdau SA (Preference Shares)(5)	1,990,162
546,400	Metalurgica Gerdau SA (Preference Shares)(5)	1,119,514
918,400	Petroleo Brasileiro SA (Preference Shares)(5)	6,328,203
	Total Preferred Stocks (cost $9,053,240)	$ 10,427,231
	Total Long-Term Investments (cost $384,317,534)	$ 383,832,969
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
$ 2,134,466	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $2,134,779; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $2,177,166		$ 2,134,466
	Securities Lending Collateral - 0.0%
1,800	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(6)		1,800
6,000	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(6)		6,000
1,800	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(6)		1,800
1,800	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(6)		1,800
			11,400
	Total Short-Term Investments (cost $2,145,866)		$ 2,145,866
	Total Investments (cost $386,463,400)	97.7%	$ 385,978,835
	Other Assets and Liabilities	2.3%	9,117,314
	Total Net Assets	100.0%	$ 395,096,149
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $8,013,111, representing 2.0% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $1,094,237, representing 0.3% of net assets.
(4)	Investment valued using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.
33

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2023

(5)	Currently no rate available.
(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index Future	75	12/15/2023	$ 3,447,000	$ (264,313)
Total futures contracts				$ (264,313)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 10,753,241	$ 10,753,241	$ —	$ —
Chile	735,858	375,658	360,200	—
China	121,076,964	15,162,433	105,914,531	—
Greece	4,788,627	495,965	4,292,662	—
Hong Kong	3,139,031	—	3,139,031	—
Hungary	323,814	—	323,814	—
India	55,491,155	2,183,657	53,307,498	—
Indonesia	4,253,074	866,618	3,386,456	—
Malaysia	1,906,433	—	1,906,433	—
Mexico	15,937,594	15,937,594	—	—
Poland	3,226,353	—	3,226,353	—
Qatar	2,092,918	546,517	1,546,401	—
Romania	1,890,323	1,890,323	—	—
Russia	—	—	—	—
Saudi Arabia	11,154,249	11,154,249	—	—
South Africa	6,243,088	5,528,314	714,774	—
South Korea	53,993,350	—	53,993,350	—
Taiwan	54,498,039	—	54,498,039	—
Thailand	15,023,851	11,291,996	3,731,855	—
Turkey	1,588,314	1,588,314	—	—
United Arab Emirates	5,289,462	2,564,074	2,725,388	—
Preferred Stocks	10,427,231	10,427,231	—	—
Short-Term Investments	2,145,866	11,400	2,134,466	—
Total	$ 385,978,835	$ 90,777,584	$ 295,201,251	$ —
Liabilities
Futures Contracts(2)	$ (264,313)	$ (264,313)	$ —	$ —
Total	$ (264,313)	$ (264,313)	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
34

Hartford Global Impact Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.1%
	Australia - 1.0%
1,201,029	Cleanaway Waste Management Ltd.	$ 1,710,921
	Bangladesh - 0.4%
287,951	GrameenPhone Ltd.(1)	683,247
	Brazil - 3.2%
392,900	Telefonica Brasil SA	3,525,521
626,600	YDUQS Participacoes SA	2,203,524
		5,729,045
	Canada - 2.3%
79,647	Brookfield Renewable Partners LP	1,660,425
41,065	Stantec, Inc.	2,512,613
		4,173,038
	China - 0.6%
176,000	Hangzhou Tigermed Consulting Co. Ltd. Class H(2)	988,993
	Finland - 1.5%
785,153	Nokia OYJ	2,615,094
	Germany - 1.4%
86,728	Infineon Technologies AG	2,533,343
	India - 0.9%
75,206	Shriram Finance Ltd.	1,697,035
	Indonesia - 1.9%
10,745,429	Bank Rakyat Indonesia Persero Tbk. PT	3,359,922
	Ireland - 0.9%
25,176	Kingspan Group PLC	1,694,316
	Japan - 1.8%
112,648	Katitas Co. Ltd.	1,503,561
60,900	Recruit Holdings Co. Ltd.	1,746,167
		3,249,728
	Kenya - 0.3%
5,532,000	Safaricom PLC	457,478
	Netherlands - 1.0%
56,720	Aalberts NV	1,770,927
	Puerto Rico - 1.7%
47,216	Popular, Inc.	3,070,929
	South Africa - 2.8%
3,786,696	Old Mutual Ltd.	2,407,638
488,466	Vodacom Group Ltd.	2,659,142
		5,066,780
	South Korea - 0.9%
4,944	Samsung SDI Co. Ltd.	1,565,442
	Spain - 1.0%
109,765	EDP Renovaveis SA	1,765,783
	Sweden - 0.3%
21,580	MIPS AB(3)	532,157
	Switzerland - 2.6%
19,672	DSM-Firmenich AG	1,783,381
38,861	Landis & Gyr Group AG	2,883,173
		4,666,554
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.1% - (continued)
	Taiwan - 2.0%
260,700	Chroma ATE, Inc.	$ 1,761,705
69,891	MediaTek, Inc.	1,824,110
		3,585,815
	United Kingdom - 5.1%
44,611	AstraZeneca PLC ADR	2,820,754
30,410	Croda International PLC	1,620,735
83,327	Genus PLC	2,167,567
177,686	Nomad Foods Ltd.*	2,455,621
		9,064,677
	United States - 60.5%
54,742	Abbott Laboratories	5,175,856
61,138	Adtalem Global Education, Inc.*	3,166,948
22,044	Advanced Drainage Systems, Inc.	2,354,960
28,753	Agilent Technologies, Inc.	2,972,198
147,728	agilon health, Inc.*	2,659,104
15,039	Autodesk, Inc.*	2,972,158
22,307	Block, Inc.*	897,857
109,941	Boston Scientific Corp.*	5,627,880
10,327	Cavco Industries, Inc.*	2,576,690
23,985	CyberArk Software Ltd.*	3,924,905
17,918	Danaher Corp.	3,440,614
57,085	Darling Ingredients, Inc.*	2,528,295
6,667	Eli Lilly & Co.	3,693,051
14,820	Etsy, Inc.*	923,286
21,792	F5, Inc.*	3,303,449
20,015	First Solar, Inc.*	2,851,137
23,257	Fortinet, Inc.*	1,329,603
43,608	Globe Life, Inc.	5,074,227
58,761	GoDaddy, Inc. Class A*	4,303,068
67,051	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,149,254
15,600	Hubbell, Inc.	4,213,560
14,766	Illumina, Inc.*	1,615,696
7,589	Insulet Corp.*	1,006,074
259,544	Laureate Education, Inc.	3,669,952
116,234	National Vision Holdings, Inc.*	1,806,276
56,912	OneMain Holdings, Inc.	2,044,848
102,935	PGT Innovations, Inc.*	3,081,874
168,829	PowerSchool Holdings, Inc. Class A*	3,363,074
20,087	Schneider Electric SE	3,090,531
17,833	Sun Communities, Inc. REIT	1,983,743
20,613	Tetra Tech, Inc.	3,110,708
23,250	Trane Technologies PLC	4,424,707
21,015	Veralto Corp.*	1,450,035
11,941	Watts Water Technologies, Inc. Class A	2,065,912
43,029	Westinghouse Air Brake Technologies Corp.	4,561,935
58,413	Xylem, Inc.	5,463,952
		107,877,417
	Total Common Stocks (cost $174,113,666)	$ 167,858,641

The accompanying notes are an integral part of these financial statements.
35

Hartford Global Impact Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.2%
	Repurchase Agreements - 1.2%
$ 2,057,308	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $2,057,610; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $2,098,532		$ 2,057,308
	Total Short-Term Investments (cost $2,057,308)		$ 2,057,308
	Total Investments (cost $176,170,974)	95.3%	$ 169,915,949
	Other Assets and Liabilities	4.7%	8,433,457
	Total Net Assets	100.0%	$ 178,349,406
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment valued using significant unobservable inputs.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $988,993, representing 0.6% of net assets.
(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $532,157, representing 0.3% of net assets.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
36

Hartford Global Impact Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 1,710,921	$ —	$ 1,710,921	$ —
Bangladesh	683,247	—	—	683,247
Brazil	5,729,045	5,729,045	—	—
Canada	4,173,038	4,173,038	—	—
China	988,993	—	988,993	—
Finland	2,615,094	—	2,615,094	—
Germany	2,533,343	—	2,533,343	—
India	1,697,035	—	1,697,035	—
Indonesia	3,359,922	—	3,359,922	—
Ireland	1,694,316	—	1,694,316	—
Japan	3,249,728	—	3,249,728	—
Kenya	457,478	457,478	—	—
Netherlands	1,770,927	—	1,770,927	—
Puerto Rico	3,070,929	3,070,929	—	—
South Africa	5,066,780	5,066,780	—	—
South Korea	1,565,442	—	1,565,442	—
Spain	1,765,783	—	1,765,783	—
Sweden	532,157	—	532,157	—
Switzerland	4,666,554	—	4,666,554	—
Taiwan	3,585,815	—	3,585,815	—
United Kingdom	9,064,677	5,276,375	3,788,302	—
United States	107,877,417	104,786,886	3,090,531	—
Short-Term Investments	2,057,308	—	2,057,308	—
Total	$ 169,915,949	$ 128,560,531	$ 40,672,171	$ 683,247

(1)	For the year ended October 31, 2023, investments valued at $991,228 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
37

Hartford International Equity Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7%
	Australia - 1.6%
24,549	ASX Ltd.	$ 877,076
478,070	Aurizon Holdings Ltd.	1,041,291
265,376	Austal Ltd.	286,180
74,035	Computershare Ltd.	1,168,416
27,463	Flutter Entertainment PLC*	4,318,977
183,668	OceanaGold Corp.	307,272
47,757	Wesfarmers Ltd.	1,536,525
		9,535,737
	Austria - 1.0%
71,271	ams-OSRAM AG*	254,323
124,434	Erste Group Bank AG	4,455,890
50,670	Mondi PLC	819,613
20,267	Zumtobel Group AG	123,735
		5,653,561
	Belgium - 0.5%
21,151	Ageas SA	812,470
22,149	Anheuser-Busch InBev SA	1,260,235
39,163	bpost SA	212,165
84,897	Proximus SADP	703,670
		2,988,540
	Brazil - 1.5%
332,828	Atacadao SA	592,149
485,539	B3 SA - Brasil Bolsa Balcao	1,068,971
382,761	Banco Bradesco SA ADR	1,067,903
299,960	Caixa Seguridade Participacoes SA	643,738
49,077	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	568,181
134,590	Localiza Rent a Car SA	1,357,979
970,888	Magazine Luiza SA*	256,118
103,140	Telefonica Brasil SA	925,483
102,136	Ultrapar Participacoes SA	414,277
115,446	Vale SA ADR	1,582,765
		8,477,564
	Burkina Faso - 0.1%
22,836	Endeavour Mining PLC	467,177
	Canada - 4.4%
31,940	ARC Resources Ltd.	513,850
23,741	Bank of Montreal	1,793,993
30,740	Bank of Nova Scotia	1,244,673
56,436	Barrick Gold Corp.	901,430
31,995	Canadian National Railway Co.	3,385,344
70,753	Centerra Gold, Inc.	359,696
49,384	Fortis, Inc.	1,960,759
23,363	Intact Financial Corp.	3,282,529
11,290	National Bank of Canada	701,946
44,756	Pembina Pipeline Corp.	1,377,455
31,584	Royal Bank of Canada	2,522,620
56,809	Shopify, Inc. Class A*	2,680,817
28,904	TC Energy Corp.	995,461
53,957	TELUS Corp.	870,004
49,891	Toronto-Dominion Bank	2,786,773
82,573	Trican Well Service Ltd.	279,263
		25,656,613
	Chile - 0.1%
29,429	Cia Cervecerias Unidas SA	167,149
106,548	Empresa Nacional de Telecomunicaciones SA	358,977
		526,126
	China - 8.0%
9,883	Airtac International Group	324,929
50,019	Alibaba Group Holding Ltd.*	514,949
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	China - 8.0% - (continued)
38,377	Alibaba Group Holding Ltd. ADR*	$ 3,167,638
307,493	ANTA Sports Products Ltd.	3,477,589
8,039	Baidu, Inc. Class A*	105,542
178,522	BOC Hong Kong Holdings Ltd.	472,108
1,251,853	Brilliance China Automotive Holdings Ltd.	575,520
98,767	BYD Co. Ltd. Class H	3,003,515
810,944	China BlueChemical Ltd. Class H	189,776
4,108,553	China Construction Bank Corp. Class H	2,323,625
352,522	China Merchants Bank Co. Ltd. Class H	1,337,219
581,726	China Merchants Port Holdings Co. Ltd.	740,499
330,500	China Overseas Land & Investment Ltd.	623,689
5,794,037	China Reinsurance Group Corp. Class H	326,185
992,627	China Resources Gas Group Ltd.	2,934,328
275,228	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	1,622,461
1,942,692	China State Construction Engineering Corp. Ltd. Class A	1,374,898
10,491,743	China Tower Corp. Ltd. Class H(1)	978,362
1,293,072	CSPC Pharmaceutical Group Ltd.	1,129,459
958,102	Dongfeng Motor Group Co. Ltd. Class H	421,780
62,894	H World Group Ltd. ADR*	2,368,588
170,009	Haier Smart Home Co. Ltd. Class A	516,543
131,608	Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	861,769
214,000	Li Ning Co. Ltd.	655,782
145,800	Midea Group Co. Ltd. Class A	1,054,722
972,062	PetroChina Co. Ltd. Class H	634,480
192,971	Ping An Insurance Group Co. of China Ltd. Class H	978,841
400,200	Sinoma Science & Technology Co. Ltd. Class A	946,084
3,740,743	Sinopec Engineering Group Co. Ltd. Class H	1,869,485
227,667	Tencent Holdings Ltd.	8,425,667
191,895	Tencent Music Entertainment Group ADR*	1,393,158
142,900	Zhejiang Weixing New Building Materials Co. Ltd. Class A	322,091
39,871	ZTO Express Cayman, Inc. ADR	939,759
		46,611,040
	Denmark - 1.0%
14,311	Carlsberg AS Class B	1,705,486
42,794	Novo Nordisk AS Class B	4,128,603
		5,834,089
	Egypt - 0.1%
356,045	Centamin PLC	356,854
	Finland - 0.8%
65,545	Kone OYJ Class B	2,838,319
226,136	Nokia OYJ	753,187
44,610	Nokian Renkaat OYJ(2)	337,366
18,403	Orion OYJ Class B	732,173
26,863	Wartsila OYJ Abp	320,569
		4,981,614
	France - 8.4%
110,646	Accor SA	3,529,895
39,879	Airbus SE	5,346,823
56,709	ALD SA(1)	381,445
142,145	AXA SA	4,211,817
24,806	BNP Paribas SA	1,426,444
57,927	Bureau Veritas SA	1,319,448
31,785	Capgemini SE	5,617,326
55,877	Carrefour SA	979,605
21,468	Cie de Saint-Gobain SA	1,168,593
33,989	Danone SA	2,022,021
116,241	Engie SA	1,848,800

The accompanying notes are an integral part of these financial statements.
38

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	France - 8.4% - (continued)
100,672	Getlink SE	$ 1,625,721
11,711	Imerys SA	310,521
10,474	L'Oreal SA	4,402,541
1,779	LVMH Moet Hennessy Louis Vuitton SE	1,273,640
32,119	Metropole Television SA	402,578
103,215	Orange SA	1,214,019
24,680	Quadient SA	515,991
19,561	Renault SA	686,282
49,327	Societe Generale SA	1,108,465
19,995	Sodexo SA	2,116,042
75,726	Television Francaise 1 SA	533,637
45,724	TotalEnergies SE	3,056,992
48,829	Valeo SE	645,182
10,381	Vicat SACA	318,731
23,630	Vinci SA	2,612,873
17,228	Worldline SA*(1)	219,070
		48,894,502
	Germany - 4.7%
26,445	BASF SE	1,221,948
25,809	Brenntag SE	1,919,198
85,316	Ceconomy AG*	162,333
8,949	Continental AG	584,271
35,765	Daimler Truck Holding AG	1,123,744
14,545	Deutsche Boerse AG	2,394,056
147,619	Deutsche Telekom AG	3,203,873
17,954	Duerr AG	369,413
45,529	Evonik Industries AG	837,956
24,477	Fresenius Medical Care AG & Co. KGaA	813,277
37,681	Fresenius SE & Co. KGaA	969,279
19,188	Heidelberg Materials AG	1,392,921
97,053	Infineon Technologies AG	2,834,938
11,326	Mercedes-Benz Group AG	666,357
22,227	Merck KGaA	3,357,130
21,620	SAP SE	2,899,941
16,720	Scout24 SE(1)	1,028,616
15,621	Symrise AG	1,596,299
		27,375,550
	Hong Kong - 2.7%
385,897	AIA Group Ltd.	3,351,053
61,543	ASMPT Ltd.	521,242
150,804	CK Asset Holdings Ltd.	753,767
99,975	Dah Sing Financial Holdings Ltd.	226,298
1,502,722	HKT Trust & HKT Ltd.	1,556,496
98,082	Hong Kong Exchanges & Clearing Ltd.	3,431,168
244,985	Link REIT	1,124,270
262,649	PAX Global Technology Ltd.	181,295
122,096	Prudential PLC	1,276,682
1,233,077	Sino Biopharmaceutical Ltd.	479,025
157,545	Sun Hung Kai Properties Ltd.	1,617,782
1,460,625	WH Group Ltd.(1)	872,333
220,004	Yue Yuen Industrial Holdings Ltd.	257,225
		15,648,636
	Hungary - 0.0%
183,497	Magyar Telekom Telecommunications PLC	285,310
	India - 3.0%
21,284	Asian Paints Ltd.	766,676
108,747	Axis Bank Ltd.	1,283,194
247,107	Bharti Airtel Ltd.	2,713,879
146,031	Canara Bank	674,665
19,685	HDFC Bank Ltd. ADR	1,113,187
101,018	ICICI Bank Ltd. ADR	2,241,589
105,741	Infosys Ltd.	1,738,992
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	India - 3.0% - (continued)
23,209	MakeMyTrip Ltd.*	$ 898,885
168,538	Oil & Natural Gas Corp. Ltd.	377,118
39,852	Reliance Industries Ltd.	1,095,841
54,478	Reliance Industries Ltd. GDR(1)	2,976,569
41,015	Tata Consultancy Services Ltd.	1,660,434
		17,541,029
	Indonesia - 0.8%
9,161,900	Ace Hardware Indonesia Tbk. PT	461,411
4,143,146	Bank Central Asia Tbk. PT	2,282,544
3,871,443	Bank Rakyat Indonesia Persero Tbk. PT	1,210,538
1,802,856	Perusahaan Perkebunan London Sumatra Indonesia Tbk. PT	103,847
945,827	Semen Indonesia Persero Tbk. PT	363,437
1,574,813	Telkom Indonesia Persero Tbk. PT	345,224
		4,767,001
	Ireland - 0.8%
171,087	AIB Group PLC	742,778
82,211	Bank of Ireland Group PLC	736,752
35,935	Ryanair Holdings PLC ADR*	3,151,499
		4,631,029
	Italy - 2.6%
239,454	BPER Banca	779,219
244,684	Davide Campari-Milano NV	2,704,679
21,175	De' Longhi SpA	473,794
128,662	Eni SpA	2,103,323
12,393	Ferrari NV	3,751,409
52,500	Moncler SpA	2,726,702
102,135	UniCredit SpA	2,560,485
		15,099,611
	Japan - 14.1%
18,514	Aeon Delight Co. Ltd.	408,229
39,402	Alfresa Holdings Corp.	624,151
49,689	Alps Alpine Co. Ltd.	407,759
54,280	Amada Co. Ltd.	526,541
43,625	Asahi Group Holdings Ltd.	1,577,933
38,676	ASKUL Corp.	504,892
159,371	Astellas Pharma, Inc.	2,016,022
3,392	Benesse Holdings, Inc.	40,105
56,199	Chiyoda Corp.*	132,120
123,458	Chugai Pharmaceutical Co. Ltd.	3,661,340
18,520	CMIC Holdings Co. Ltd.	209,981
36,742	Cosel Co. Ltd.	273,616
54,603	Dai-ichi Life Holdings, Inc.	1,153,489
96,900	Daiichi Sankyo Co. Ltd.	2,498,488
39,785	DeNA Co. Ltd.	388,666
18,290	Dowa Holdings Co. Ltd.	559,132
6,471	Eisai Co. Ltd.	342,823
57,120	Hakuhodo DY Holdings, Inc.	463,540
101,104	Hino Motors Ltd.*	294,276
22,660	Hisaka Works Ltd.	141,885
47,148	Honda Motor Co. Ltd.	483,209
69,694	Isuzu Motors Ltd.	777,133
29,495	Japan Airlines Co. Ltd.	542,230
147	Japan Real Estate Investment Corp. REIT	546,005
53,030	JGC Holdings Corp.	653,169
81,800	Kansai Paint Co. Ltd.	1,197,118
63,227	Kao Corp.	2,306,767
111,401	KDDI Corp.	3,332,530
7,489	Keyence Corp.	2,899,130
25,190	KH Neochem Co. Ltd.	381,571
176,841	Kirin Holdings Co. Ltd.	2,485,203
10,126	Kissei Pharmaceutical Co. Ltd.	214,175

The accompanying notes are an integral part of these financial statements.
39

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Japan - 14.1% - (continued)
64,750	Kubota Corp.	$ 870,838
8,077	Kyoei Steel Ltd.	102,460
7,578	Makino Milling Machine Co. Ltd.	316,217
29,519	Makita Corp.	762,973
21,583	Maruichi Steel Tube Ltd.	535,612
39,658	Maxell Ltd.	424,172
17,120	Miraial Co. Ltd.	155,281
67,490	Mitsubishi Estate Co. Ltd.	863,894
53,750	Mitsubishi Gas Chemical Co., Inc.	726,478
163,205	Mitsubishi UFJ Financial Group, Inc.	1,369,151
34,133	MS&AD Insurance Group Holdings, Inc.	1,250,651
34,496	Neturen Co. Ltd.	229,381
35,564	Nikon Corp.	337,659
279	Nippon Building Fund, Inc. REIT	1,121,003
29,271	Nippon Chemi-Con Corp.*	248,176
65,584	Nippon Television Holdings, Inc.	638,037
254,349	Nissan Motor Co. Ltd.	978,730
23,785	Nitori Holdings Co. Ltd.	2,575,790
21,686	NOK Corp.	257,061
128,154	Nomura Holdings, Inc.	495,111
7,838	Obic Co. Ltd.	1,158,584
7,060	OKUMA Corp.	290,664
38,370	Ono Pharmaceutical Co. Ltd.	662,630
41,420	OSG Corp.	472,626
17,376	Paramount Bed Holdings Co. Ltd.	296,046
157,518	Resona Holdings, Inc.	841,669
33,310	Rinnai Corp.	611,886
8,532	Sanyo Shokai Ltd.	153,998
23,292	Secom Co. Ltd.	1,617,741
34,190	Seria Co. Ltd.	473,887
56,283	Seven & i Holdings Co. Ltd.	2,062,136
82,400	Shin-Etsu Chemical Co. Ltd.	2,464,037
46,541	Shiseido Co. Ltd.	1,476,070
180,635	SoftBank Corp.	2,042,414
34,676	Sony Group Corp.	2,882,923
40,026	Stanley Electric Co. Ltd.	640,199
40,361	Subaru Corp.	698,661
74,795	Sumitomo Electric Industries Ltd.	785,215
25,201	Sumitomo Heavy Industries Ltd.	576,844
33,792	Sumitomo Mitsui Trust Holdings, Inc.	1,267,091
33,864	Sumitomo Realty & Development Co. Ltd.	849,781
58,347	Sumitomo Rubber Industries Ltd.	591,908
7,865	Sundrug Co. Ltd.	213,865
64,100	Suzuki Motor Corp.	2,487,849
97,843	T&D Holdings, Inc.	1,745,443
26,780	Tachi-S Co. Ltd.	293,822
10,060	Tadano Ltd.	75,632
24,022	Taiheiyo Cement Corp.	411,680
33,937	Takeda Pharmaceutical Co. Ltd.	921,211
42,883	THK Co. Ltd.	766,390
81,079	Tochigi Bank Ltd.	190,215
30,735	Tokai Rika Co. Ltd.	482,303
12,410	Toyota Boshoku Corp.	215,821
43,775	TS Tech Co. Ltd.	490,288
10,727	Tsuruha Holdings, Inc.(2)	787,969
48,447	TV Asahi Holdings Corp.	522,259
42,213	Unipres Corp.	297,534
23,280	Ushio, Inc.	283,909
42,604	Xebio Holdings Co. Ltd.	274,198
54,002	Yakult Honsha Co. Ltd.	1,272,553
55,550	Yamato Holdings Co. Ltd.	925,242
		81,877,096
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Luxembourg - 0.1%
15,629	RTL Group SA	$ 546,640
	Malaysia - 0.3%
590,004	CIMB Group Holdings Bhd.	706,882
32,095	Nestle Malaysia Bhd.	833,951
		1,540,833
	Mexico - 0.7%
20,269	America Movil SAB de CV ADR	336,465
64,168	Fresnillo PLC	431,888
689,428	Genomma Lab Internacional SAB de CV Class B	513,180
120,409	Grupo Televisa SAB ADR	278,145
206,775	Megacable Holdings SAB de CV	405,430
1,083,515	Operadora De Sites Mexicanos SAB de CV Class A1(2)	926,117
380,188	Wal-Mart de Mexico SAB de CV	1,362,258
		4,253,483
	Netherlands - 4.3%
80,173	ABN AMRO Bank NV GDR(1)	1,079,818
5,927	ASML Holding NV	3,562,841
25,696	Fugro NV*	424,420
72,271	Heineken NV	6,493,077
94,041	ING Groep NV	1,205,655
67,871	Koninklijke Philips NV	1,291,074
28,467	NN Group NV	913,005
211,618	Shell PLC	6,819,776
127,181	Universal Music Group NV	3,114,513
14,582	VEON Ltd. ADR*	229,229
		25,133,408
	Nigeria - 0.2%
954,287	Airtel Africa PLC(1)	1,314,153
	Norway - 0.0%
23,865	Norsk Hydro ASA	136,095
	Philippines - 0.2%
1,216,570	Ayala Land, Inc.	598,615
231,955	Security Bank Corp.	314,778
		913,393
	Poland - 0.1%
293,577	Orange Polska SA	544,554
	Portugal - 0.4%
99,900	Jeronimo Martins SGPS SA	2,303,182
	Russia - 0.0%
94,370	Gazprom PJSC*(3)	—
3,866	LUKOIL PJSC ADR*(3)	—
55,232	Mobile TeleSystems PJSC ADR*(3)	—
23,552	Ozon Holdings PLC ADR*(3)	—
511,012	Sberbank of Russia PJSC*(3)	—
164,682	Surgutneftegas PJSC ADR*(3)	—
70,320	VK IPJSC GDR*(3)	—
		—
	Saudi Arabia - 0.5%
62,772	Al Rajhi Bank	1,122,722
416,758	Jarir Marketing Co.	1,608,555
		2,731,277
	South Africa - 1.2%
149,763	Anglo American PLC	3,815,898
40,444	Astral Foods Ltd.	316,933
74,139	Discovery Ltd.	511,485

The accompanying notes are an integral part of these financial statements.
40

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	South Africa - 1.2% - (continued)
256,978	FirstRand Ltd.	$ 847,178
76,891	MTN Group Ltd.	375,348
5,217	Nampak Ltd.*(2)	49,266
689,907	Netcare Ltd.	477,891
1,052,308	Old Mutual Ltd.	669,073
		7,063,072
	South Korea - 4.1%
5,951	CJ CheilJedang Corp.	1,246,714
16,351	Coway Co. Ltd.	523,245
20,618	Dentium Co. Ltd.	1,673,711
71,615	DGB Financial Group, Inc.	417,102
16,824	DL E&C Co. Ltd.	427,619
25,797	Hana Financial Group, Inc.	750,093
22,522	Hankook Tire & Technology Co. Ltd.	638,983
5,902	Hyundai Mobis Co. Ltd.	914,012
32,061	KB Financial Group, Inc.	1,222,109
78,067	KT Corp.	1,888,610
15,790	KT&G Corp.	996,085
6,054	LG Energy Solution Ltd.*	1,735,492
1,079	LG H&H Co. Ltd.	252,965
157,203	Samsung Electronics Co. Ltd.	7,824,760
97,318	Samsung Heavy Industries Co. Ltd.*	493,352
46,418	Shinhan Financial Group Co. Ltd.	1,193,138
43,288	SK Telecom Co. Ltd.	1,578,581
45,800	Tongyang Life Insurance Co. Ltd.*	148,991
		23,925,562
	Spain - 1.5%
55,832	Almirall SA	508,319
78,461	CaixaBank SA	318,986
89,365	Cellnex Telecom SA*(1)	2,626,982
225,271	Iberdrola SA	2,505,468
65,977	Industria de Diseno Textil SA	2,277,392
169,905	Prosegur Compania de Seguridad SA	254,053
451,014	Unicaja Banco SA(1)	469,919
		8,961,119
	Sweden - 1.8%
119,280	Assa Abloy AB Class B	2,542,462
120,094	Atlas Copco AB Class A	1,555,099
152,823	Atlas Copco AB Class B	1,716,698
162,126	Sandvik AB	2,761,494
75,081	SKF AB Class B	1,217,248
177,496	Telefonaktiebolaget LM Ericsson Class B	795,134
		10,588,135
	Switzerland - 3.7%
25,542	Adecco Group AG	966,600
3,599	Implenia AG	111,948
56,716	Julius Baer Group Ltd.	3,361,086
63,234	Novartis AG	5,919,939
3,108	Partners Group Holding AG	3,290,948
6,128	Sandoz Group AG*	159,322
4,252	Schindler Holding AG	860,276
22,837	SGS SA	1,865,112
26,814	SIG Group AG	591,160
6,333	Sika AG	1,515,546
3,824	Swatch Group AG	978,852
75,639	UBS Group AG	1,777,246
		21,398,035
	Taiwan - 5.0%
155,385	Advantech Co. Ltd.	1,595,763
444,180	ASE Technology Holding Co. Ltd.	1,555,065
92,731	Catcher Technology Co. Ltd.	520,211
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Taiwan - 5.0% - (continued)
2,847,085	CTBC Financial Holding Co. Ltd.	$ 2,144,148
175,552	Delta Electronics, Inc.	1,582,055
226,512	Foxconn Technology Co. Ltd.	367,523
154,653	Hiwin Technologies Corp.	937,218
1,011,253	Hon Hai Precision Industry Co. Ltd.	3,018,300
143,673	Hotai Motor Co. Ltd.	2,680,813
23,371	Lotes Co. Ltd.	596,799
95,286	Simplo Technology Co. Ltd.	981,700
764,568	Taiwan Semiconductor Manufacturing Co. Ltd.	12,487,311
56,795	Yageo Corp.	925,959
		29,392,865
	Thailand - 0.5%
258,383	Kasikornbank PCL	945,236
52,009	Kasikornbank PCL NVDR	190,210
3,378,640	Thai Beverage PCL	1,334,496
1,166,029	Thai Union Group PCL Class F	437,960
		2,907,902
	Turkey - 0.2%
32,399	Coca-Cola Icecek AS	421,490
189,977	Ulker Biskuvi Sanayi AS*	486,359
		907,849
	United Kingdom - 7.4%
62,566	AstraZeneca PLC	7,833,489
111,779	Babcock International Group PLC*	531,848
296,595	BAE Systems PLC	3,988,124
408,179	BP PLC	2,492,346
73,598	British American Tobacco PLC	2,198,549
86,613	British Land Co. PLC REIT	313,996
536,775	BT Group PLC	737,221
158,853	CK Hutchison Holdings Ltd.	804,159
62,178	Compass Group PLC	1,567,592
148,671	Crest Nicholson Holdings PLC	289,123
21,259	Croda International PLC	1,133,022
78,923	Diageo PLC	2,984,550
142,604	easyJet PLC*	636,153
436,032	Hays PLC	510,964
40,274	Imperial Brands PLC	858,004
137,632	J Sainsbury PLC	430,625
248,145	Kingfisher PLC	633,642
59,354	Land Securities Group PLC REIT	411,424
77,023	National Grid PLC	918,343
87,970	Pagegroup PLC	403,138
48,817	Reckitt Benckiser Group PLC	3,266,195
172,749	Smith & Nephew PLC	1,933,255
108,120	Smiths Group PLC	2,120,842
199,671	Standard Chartered PLC	1,530,944
47,652	SThree PLC	203,431
53,731	Travis Perkins PLC	484,124
59,188	Unilever PLC	2,799,848
109,306	Vanquis Banking Group PLC	153,581
135,731	WPP PLC	1,168,809
		43,337,341
	United States - 7.3%
32,801	ARM Holdings PLC ADR*(2)	1,616,761
10,536	CSL Ltd.	1,557,138
88,759	Experian PLC	2,692,841
129,948	GSK PLC	2,316,552
13,022	Holcim AG	805,121
44,134	James Hardie Industries PLC CDI*	1,101,117
67,369	Las Vegas Sands Corp.	3,197,333
10,494	Linde PLC	4,009,335
8,834	Lululemon Athletica, Inc.*	3,476,002

The accompanying notes are an integral part of these financial statements.
41

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	United States - 7.3% - (continued)
32,355	Nestle SA	$ 3,489,122
20,667	QIAGEN NV*	770,220
10,129	Roche Holding AG	2,610,340
688	Rubicon Earnout Shares*(3)(4)	57
73,363	Rubicon TRA Placeholder*(3)(4)	8,804
229,698	Samsonite International SA*(1)	711,402
67,858	Schlumberger NV	3,776,976
42,441	Schneider Electric SE	6,529,858
19,041	Spotify Technology SA*	3,137,195
16,188	Tory Burch LLC*(3)(4)	535,171
		42,341,345
	Total Common Stocks (cost $538,095,106)	$ 557,448,922
CLOSED END FUNDS - 0.1%
	Canada - 0.1%
19,175	Sprott Physical Uranium Trust *	$ 347,203
	Total Closed End Funds (cost $118,860)	$ 347,203
CONVERTIBLE PREFERRED STOCKS - 0.1%
	United States - 0.1%
243,469	Essence Group Holdings Corp. Series 3*(3)(4)(5)	$ 374,942
38,688	Lookout, Inc. Series F*(3)(4)(5)	346,645
	Total Convertible Preferred Stocks (cost $826,934)	$ 721,587
EXCHANGE-TRADED FUNDS - 0.0%
	Other Investment Pools & Funds - 0.0%
2,415	iShares Core MSCI EAFE ETF	$ 150,599
	Total Exchange-Traded Funds (cost $151,970)	$ 150,599
PREFERRED STOCKS - 1.2%
	Brazil - 0.6%
178,700	Itau Unibanco Holding SA (Preference Shares)(5)	$ 950,609
1,161,661	Itausa SA (Preference Shares)(5)	1,990,727
1,024,000	Raizen SA (Preference Shares)(5)	737,268
		3,678,604
	Chile - 0.1%
223,631	Embotelladora Andina SA (Preference Shares)(5)	454,758
	Germany - 0.5%
13,918	Fuchs SE (Preference Shares)(5)	565,280
11,667	Henkel AG & Co. KGaA (Preference Shares)(5)	841,600
11,376	Volkswagen AG (Preference Shares)(5)	1,206,433
		2,613,313
	Total Preferred Stocks (cost $6,130,255)	$ 6,746,675
	Total Long-Term Investments (cost $545,323,125)	$ 565,414,986
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 0.5%
$ 2,633,333	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $2,633,719; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $2,686,063		$ 2,633,333
	Securities Lending Collateral - 0.5%
496,151	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(6)		496,151
1,653,838	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(6)		1,653,838
496,152	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(6)		496,152
496,152	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(6)		496,152
			3,142,293
	Total Short-Term Investments (cost $5,775,626)		$ 5,775,626
	Total Investments (cost $551,098,751)	98.1%	$ 571,190,612
	Other Assets and Liabilities	1.9%	10,979,121
	Total Net Assets	100.0%	$ 582,169,733
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $12,658,669, representing 2.2% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Investment valued using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.
42

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2023

(4)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,265,619 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	243,469	$ 384,997	$ 374,942
07/2014	Lookout, Inc. Series F Convertible Preferred	38,688	441,937	346,645
09/2015	Rubicon Earnout Shares	688	—	57
09/2015	Rubicon TRA Placeholder	73,363	—	8,804
11/2013	Tory Burch LLC	16,188	1,268,749	535,171
			$ 2,095,683	$ 1,265,619

(5)	Currently no rate available.
(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
SPI 200 Future	113	12/21/2023	$ 12,155,397	$ (786,034)
Total futures contracts				$ (786,034)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
43

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 9,535,737	$ 593,452	$ 8,942,285	$ —
Austria	5,653,561	123,735	5,529,826	—
Belgium	2,988,540	212,165	2,776,375	—
Brazil	8,477,564	8,477,564	—	—
Burkina Faso	467,177	467,177	—	—
Canada	25,656,613	25,656,613	—	—
Chile	526,126	358,977	167,149	—
China	46,611,040	9,491,604	37,119,436	—
Denmark	5,834,089	—	5,834,089	—
Egypt	356,854	—	356,854	—
Finland	4,981,614	—	4,981,614	—
France	48,894,502	533,637	48,360,865	—
Germany	27,375,550	—	27,375,550	—
Hong Kong	15,648,636	—	15,648,636	—
Hungary	285,310	285,310	—	—
India	17,541,029	4,253,661	13,287,368	—
Indonesia	4,767,001	565,258	4,201,743	—
Ireland	4,631,029	3,151,499	1,479,530	—
Italy	15,099,611	—	15,099,611	—
Japan	81,877,096	—	81,877,096	—
Luxembourg	546,640	—	546,640	—
Malaysia	1,540,833	833,951	706,882	—
Mexico	4,253,483	3,821,595	431,888	—
Netherlands	25,133,408	229,229	24,904,179	—
Nigeria	1,314,153	1,314,153	—	—
Norway	136,095	—	136,095	—
Philippines	913,393	314,778	598,615	—
Poland	544,554	—	544,554	—
Portugal	2,303,182	—	2,303,182	—
Russia	—	—	—	—
Saudi Arabia	2,731,277	2,731,277	—	—
South Africa	7,063,072	2,399,996	4,663,076	—
South Korea	23,925,562	—	23,925,562	—
Spain	8,961,119	—	8,961,119	—
Sweden	10,588,135	—	10,588,135	—
Switzerland	21,398,035	159,322	21,238,713	—
Taiwan	29,392,865	—	29,392,865	—
Thailand	2,907,902	437,960	2,469,942	—
Turkey	907,849	486,359	421,490	—
United Kingdom	43,337,341	442,704	42,894,637	—
United States	42,341,345	15,204,267	26,593,046	544,032
Closed End Funds	347,203	347,203	—	—
Convertible Preferred Stocks	721,587	—	—	721,587
Exchange-Traded Funds	150,599	150,599	—	—
Preferred Stocks	6,746,675	4,133,362	2,613,313	—
Short-Term Investments	5,775,626	3,142,293	2,633,333	—
Total	$ 571,190,612	$ 90,319,700	$ 479,605,293	$ 1,265,619
Liabilities
Futures Contracts(2)	$ (786,034)	$ (786,034)	$ —	$ —
Total	$ (786,034)	$ (786,034)	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
44

The Hartford International Growth Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Australia - 3.0%
53,385	Flutter Entertainment PLC*	$ 8,395,609
	Austria - 2.3%
177,872	Erste Group Bank AG	6,369,466
	Canada - 1.9%
112,258	Shopify, Inc. Class A*	5,297,455
	China - 8.9%
448,830	ANTA Sports Products Ltd.	5,076,038
203,420	BYD Co. Ltd. Class H	6,186,024
125,472	H World Group Ltd. ADR*	4,725,275
233,947	Tencent Holdings Ltd.	8,658,081
		24,645,418
	Denmark - 2.9%
83,766	Novo Nordisk AS Class B	8,081,426
	France - 11.3%
218,081	Accor SA	6,957,351
78,207	Airbus SE	10,485,693
30,031	Capgemini SE	5,307,343
20,550	L'Oreal SA	8,637,791
		31,388,178
	Germany - 2.0%
190,060	Infineon Technologies AG	5,551,692
	Hong Kong - 1.7%
135,933	Hong Kong Exchanges & Clearing Ltd.	4,755,296
	India - 2.1%
106,739	Reliance Industries Ltd. GDR(1)	5,832,006
	Ireland - 2.1%
67,694	Ryanair Holdings PLC ADR*	5,936,764
	Italy - 6.5%
479,881	Davide Campari-Milano NV	5,304,491
24,311	Ferrari NV	7,349,807
102,870	Moncler SpA	5,342,777
		17,997,075
	Japan - 7.6%
190,380	Daiichi Sankyo Co. Ltd.	4,908,794
14,827	Keyence Corp.	5,739,805
162,190	Shin-Etsu Chemical Co. Ltd.	4,850,027
68,375	Sony Group Corp.	5,684,619
		21,183,245
	Netherlands - 6.8%
11,606	ASML Holding NV	6,976,604
64,901	Heineken NV	5,830,930
249,399	Universal Music Group NV	6,107,489
		18,915,023
	South Africa - 2.2%
236,337	Anglo American PLC	6,021,767
	South Korea - 3.9%
12,523	LG Energy Solution Ltd.*	3,589,952
147,972	Samsung Electronics Co. Ltd.	7,365,288
		10,955,240
	Spain - 1.9%
175,311	Cellnex Telecom SA*(1)	5,153,459
	Sweden - 1.9%
317,971	Sandvik AB	5,416,003
Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.8% - (continued)
	Switzerland - 4.6%
110,597	Julius Baer Group Ltd.		$ 6,554,165
6,012	Partners Group Holding AG		6,365,888
			12,920,053
	Taiwan - 6.8%
1,629,505	Hon Hai Precision Industry Co. Ltd.		4,863,606
855,333	Taiwan Semiconductor Manufacturing Co. Ltd.		13,969,731
			18,833,337
	United Kingdom - 3.4%
76,121	AstraZeneca PLC		9,530,624
	United States - 14.0%
64,289	ARM Holdings PLC ADR*		3,168,805
137,945	Las Vegas Sands Corp.		6,546,869
17,358	Lululemon Athletica, Inc.*		6,830,026
133,086	Schlumberger NV		7,407,567
55,339	Schneider Electric SE		8,514,309
38,387	Spotify Technology SA*		6,324,642
			38,792,218
	Total Common Stocks (cost $234,081,652)		$ 271,971,354
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
$ 1,004,342	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $1,004,489; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $1,024,506		$ 1,004,342
	Total Short-Term Investments (cost $1,004,342)		$ 1,004,342
	Total Investments (cost $235,085,994)	98.2%	$ 272,975,696
	Other Assets and Liabilities	1.8%	5,081,398
	Total Net Assets	100.0%	$ 278,057,094
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.
45

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2023

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $10,985,465, representing 4.0% of net assets.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 8,395,609	$ —	$ 8,395,609	$ —
Austria	6,369,466	—	6,369,466	—
Canada	5,297,455	5,297,455	—	—
China	24,645,418	4,725,275	19,920,143	—
Denmark	8,081,426	—	8,081,426	—
France	31,388,178	—	31,388,178	—
Germany	5,551,692	—	5,551,692	—
Hong Kong	4,755,296	—	4,755,296	—
India	5,832,006	—	5,832,006	—
Ireland	5,936,764	5,936,764	—	—
Italy	17,997,075	2,616,124	15,380,951	—
Japan	21,183,245	—	21,183,245	—
Netherlands	18,915,023	—	18,915,023	—
South Africa	6,021,767	—	6,021,767	—
South Korea	10,955,240	—	10,955,240	—
Spain	5,153,459	—	5,153,459	—
Sweden	5,416,003	—	5,416,003	—
Switzerland	12,920,053	—	12,920,053	—
Taiwan	18,833,337	—	18,833,337	—
United Kingdom	9,530,624	—	9,530,624	—
United States	38,792,218	30,277,909	8,514,309	—
Short-Term Investments	1,004,342	—	1,004,342	—
Total	$ 272,975,696	$ 48,853,527	$ 224,122,169	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
46

The Hartford International Opportunities Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9%
	Australia - 2.3%
1,729,299	Allkem Ltd.*	$ 10,567,209
1,044,114	Rio Tinto PLC	66,614,947
		77,182,156
	Brazil - 1.1%
3,864,799	Localiza Rent a Car SA	38,994,858
	Canada - 5.9%
549,981	Cameco Corp.	22,498,952
690,862	Canadian Pacific Kansas City Ltd.	49,051,576
2,818,875	Cenovus Energy, Inc.	53,704,473
17,448	Constellation Software, Inc.	34,977,908
308,297	RB Global, Inc.(1)	20,175,196
183,042	TFI International, Inc.	20,249,124
		200,657,229
	China - 5.7%
897,000	BYD Co. Ltd. Class H	27,277,864
1,970,084	ENN Energy Holdings Ltd.	14,923,665
1,409,832	KE Holdings, Inc. ADR	20,738,629
2,150,972	Meituan Class B*(2)	30,490,037
2,383,973	Proya Cosmetics Co. Ltd. Class A	33,849,236
1,804,957	Tencent Holdings Ltd.	66,799,167
		194,078,598
	Denmark - 1.9%
655,879	Novo Nordisk AS Class B	63,276,718
	France - 11.4%
433,232	Airbus SE	58,086,077
1,991,001	AXA SA	58,994,205
738,254	BNP Paribas SA	42,452,563
1,142,877	Bureau Veritas SA	26,032,196
215,858	Capgemini SE	38,148,330
10,202	Hermes International SCA	19,035,147
89,002	L'Oreal SA	37,410,251
29,124	LVMH Moet Hennessy Louis Vuitton SE	20,850,755
220,802	Pernod Ricard SA	39,209,210
883,017	Renault SA	30,979,960
1,424,853	Vallourec SACA*	17,113,023
		388,311,717
	Germany - 9.4%
270,713	adidas AG	48,134,879
1,705,976	Deutsche Telekom AG	37,025,930
1,525,990	Infineon Technologies AG	44,574,485
207,371	Merck KGaA	31,320,983
1,435,491	RWE AG	54,929,644
383,867	SAP SE	51,488,974
417,912	Siemens AG	55,456,441
		322,931,336
	Hong Kong - 0.8%
346,100	Hong Kong Exchanges & Clearing Ltd.	12,107,493
1,608,273	Prudential PLC	16,816,714
		28,924,207
	India - 3.5%
3,604,551	Axis Bank Ltd.	42,533,005
1,098,409	Larsen & Toubro Ltd.	38,653,986
1,398,410	Reliance Industries Ltd.	38,453,168
		119,640,159
	Indonesia - 0.8%
51,106,900	Bank Central Asia Tbk. PT	28,155,844
	Ireland - 0.9%
591,474	CRH PLC	31,742,532
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9% - (continued)
	Italy - 1.7%
83,153	Ferrari NV	$ 25,170,737
1,296,039	UniCredit SpA	32,491,195
		57,661,932
	Japan - 12.0%
1,161,900	Bandai Namco Holdings, Inc.	24,072,825
1,148,400	Dai-ichi Life Holdings, Inc.	24,259,967
167,000	Fast Retailing Co. Ltd.	36,973,200
130,500	Hoya Corp.	12,563,051
891,700	ITOCHU Corp.	32,119,948
672,500	Kao Corp.	24,535,418
131,094	Keyence Corp.	50,748,906
7,625,000	Mitsubishi UFJ Financial Group, Inc.	63,967,247
648,800	Oriental Land Co. Ltd.	20,985,670
903,100	Sony Group Corp.	75,082,691
2,484,453	T&D Holdings, Inc.	44,320,697
		409,629,620
	Netherlands - 6.2%
119,359	ASML Holding NV	71,749,136
2,579,476	Shell PLC	84,265,372
441,927	Wolters Kluwer NV	56,701,877
		212,716,385
	South Africa - 1.3%
1,735,109	Anglo American PLC	44,209,842
	South Korea - 2.9%
1,972,791	Samsung Electronics Co. Ltd.	98,195,431
	Spain - 1.2%
3,614,387	Iberdrola SA	40,199,277
	Switzerland - 5.3%
629,508	Alcon, Inc.	45,057,746
1,019,221	Novartis AG	95,419,018
37,973	Partners Group Holding AG	40,208,227
		180,684,991
	Taiwan - 3.1%
6,433,440	Taiwan Semiconductor Manufacturing Co. Ltd.	105,074,198
	Thailand - 1.3%
12,508,314	Kasikornbank PCL	45,758,838
	United Kingdom - 12.3%
655,014	AstraZeneca PLC	82,010,116
5,777,684	BAE Systems PLC	77,688,835
10,007,686	HSBC Holdings PLC	72,259,653
604,571	London Stock Exchange Group PLC	60,998,209
812,008	Reckitt Benckiser Group PLC	54,328,957
1,586,775	Unilever PLC	75,150,648
		422,436,418
	United States - 3.9%
90,700	ARM Holdings PLC ADR*(1)	4,470,603
123,426	CyberArk Software Ltd.*	20,197,431
140,320	Linde PLC	53,610,629
171,833	Nestle SA	18,530,252
2,388,523	Tenaris SA	37,505,085
		134,314,000
	Total Common Stocks (cost $3,006,572,665)	$ 3,244,776,286
EXCHANGE-TRADED FUNDS - 1.7%
	Other Investment Pools & Funds - 1.7%
1,250,669	iShares MSCI ACWI ex U.S. ETF(1)	$ 56,955,466
	Total Exchange-Traded Funds (cost $58,016,240)	$ 56,955,466

The accompanying notes are an integral part of these financial statements.
47

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 1.2%
	Brazil - 1.2%
15,353,700	Banco Bradesco SA (Preference Shares)(3)		$ 42,603,910
	Total Preferred Stocks (cost $44,103,831)		$ 42,603,910
WARRANTS - 0.0%
	Canada - 0.0%
23,071	Constellation Software, Inc. Expires 03/31/2040*(4)		$ —
	Total Warrants (cost $—)		$ —
	Total Long-Term Investments (cost $3,108,692,736)		$ 3,344,335,662
SHORT-TERM INVESTMENTS - 1.1%
	Repurchase Agreements - 0.4%
$ 14,195,385	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $14,197,467; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $14,479,307		$ 14,195,385
	Securities Lending Collateral - 0.7%
3,983,116	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(5)		3,983,116
13,277,054	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(5)		13,277,054
3,983,116	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		3,983,116
3,983,116	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(5)		3,983,116
			25,226,402
	Total Short-Term Investments (cost $39,421,787)		$ 39,421,787
	Total Investments (cost $3,148,114,523)	98.9%	$ 3,383,757,449
	Other Assets and Liabilities	1.1%	37,149,374
	Total Net Assets	100.0%	$ 3,420,906,823
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $30,490,037, representing 0.9% of net assets.
(3)	Currently no rate available.
(4)	Investment valued using significant unobservable inputs.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
48

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 77,182,156	$ —	$ 77,182,156	$ —
Brazil	38,994,858	38,994,858	—	—
Canada	200,657,229	200,657,229	—	—
China	194,078,598	20,738,629	173,339,969	—
Denmark	63,276,718	—	63,276,718	—
France	388,311,717	—	388,311,717	—
Germany	322,931,336	—	322,931,336	—
Hong Kong	28,924,207	—	28,924,207	—
India	119,640,159	—	119,640,159	—
Indonesia	28,155,844	—	28,155,844	—
Ireland	31,742,532	—	31,742,532	—
Italy	57,661,932	—	57,661,932	—
Japan	409,629,620	—	409,629,620	—
Netherlands	212,716,385	—	212,716,385	—
South Africa	44,209,842	—	44,209,842	—
South Korea	98,195,431	—	98,195,431	—
Spain	40,199,277	—	40,199,277	—
Switzerland	180,684,991	—	180,684,991	—
Taiwan	105,074,198	—	105,074,198	—
Thailand	45,758,838	—	45,758,838	—
United Kingdom	422,436,418	—	422,436,418	—
United States	134,314,000	24,668,034	109,645,966	—
Exchange-Traded Funds	56,955,466	56,955,466	—	—
Preferred Stocks	42,603,910	42,603,910	—	—
Warrants	—	—	—	—
Short-Term Investments	39,421,787	25,226,402	14,195,385	—
Total	$ 3,383,757,449	$ 409,844,528	$ 2,973,912,921	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
49

The Hartford International Value Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.0%
	Australia - 0.3%
2,431,711	Austal Ltd.	$ 2,622,344
4,471,910	OceanaGold Corp.	7,481,400
		10,103,744
	Austria - 1.5%
1,735,189	ams-OSRAM AG*	6,191,833
758,251	Erste Group Bank AG	27,152,413
1,232,294	Mondi PLC	19,932,972
223,645	Zumtobel Group AG	1,365,406
		54,642,624
	Belgium - 1.1%
513,676	Ageas SA	19,731,750
891,910	bpost SA	4,831,899
2,032,994	Proximus SADP	16,850,508
		41,414,157
	Brazil - 2.8%
7,962,731	Atacadao SA	14,166,846
9,219,999	Banco Bradesco SA ADR	25,723,797
7,226,481	Caixa Seguridade Participacoes SA	15,508,608
1,191,660	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	13,796,240
2,549,686	Telefonica Brasil SA	22,878,524
2,473,286	Ultrapar Participacoes SA	10,031,973
		102,105,988
	Burkina Faso - 0.3%
541,767	Endeavour Mining PLC(1)	11,083,418
	Canada - 1.3%
752,607	ARC Resources Ltd.	12,107,923
1,373,254	Barrick Gold Corp.	21,934,434
1,723,456	Centerra Gold, Inc.	8,761,756
1,262,618	Trican Well Service Ltd.	4,270,184
		47,074,297
	Chile - 0.4%
351,346	Cia Cervecerias Unidas SA ADR	3,952,643
901,611	Embotelladora Andina SA Class B, ADR	11,017,686
		14,970,329
	China - 1.0%
1,203,956	Alibaba Group Holding Ltd.*	12,394,815
194,512	Baidu, Inc. Class A*	2,553,709
17,839,804	China BlueChemical Ltd. Class H	4,174,853
135,309,937	China Reinsurance Group Corp. Class H	7,617,490
23,329,974	Dongfeng Motor Group Co. Ltd. Class H	10,270,418
		37,011,285
	Egypt - 0.2%
8,682,234	Centamin PLC	8,701,968
	Finland - 0.9%
5,693,438	Nokia OYJ	18,963,024
1,065,818	Nokian Renkaat OYJ(1)	8,060,315
647,579	Wartsila OYJ Abp	7,727,881
		34,751,220
	France - 11.1%
1,356,022	ALD SA(2)	9,121,080
1,581,688	AXA SA	46,866,087
614,141	BNP Paribas SA	35,315,568
1,346,261	Carrefour SA	23,601,922
523,130	Cie de Saint-Gobain SA	28,476,142
2,925,683	Engie SA	46,532,649
287,007	Imerys SA	7,610,080
779,659	Metropole Television SA	9,772,206
2,533,519	Orange SA	29,799,356
Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.0% - (continued)
	France - 11.1% - (continued)
376,179	Quadient SA	$ 7,864,864
491,332	Renault SA	17,237,999
1,207,722	Societe Generale SA	27,139,653
1,760,245	Television Francaise 1 SA	12,404,355
1,113,244	TotalEnergies SE	74,428,703
1,170,224	Valeo SE	15,462,274
237,141	Vicat SACA	7,281,023
415,370	Worldline SA*(2)	5,281,812
		404,195,773
	Germany - 4.9%
637,471	BASF SE	29,455,717
2,071,354	Ceconomy AG*	3,941,212
220,554	Continental AG	14,399,742
859,335	Daimler Truck Holding AG	27,000,497
431,862	Duerr AG	8,885,785
1,097,369	Evonik Industries AG	20,196,945
933,269	Fresenius SE & Co. KGaA	24,006,730
470,537	Heidelberg Materials AG	34,157,850
276,903	Mercedes-Benz Group AG	16,291,380
		178,335,858
	Hong Kong - 1.8%
1,487,378	ASMPT Ltd.	12,597,421
3,686,415	CK Asset Holdings Ltd.	18,425,898
1,565,514	Dah Sing Financial Holdings Ltd.	3,543,613
5,886,955	PAX Global Technology Ltd.	4,063,497
34,597,351	WH Group Ltd.(2)	20,662,677
5,318,529	Yue Yuen Industrial Holdings Ltd.	6,218,331
		65,511,437
	Hungary - 0.1%
3,148,196	Magyar Telekom Telecommunications PLC	4,894,971
	India - 0.7%
3,512,360	Canara Bank	16,227,157
4,130,728	Oil & Natural Gas Corp. Ltd.	9,242,856
		25,470,013
	Indonesia - 0.3%
20,207,035	Perusahaan Perkebunan London Sumatra Indonesia Tbk. PT	1,163,956
22,250,148	Semen Indonesia Persero Tbk. PT	8,549,681
		9,713,637
	Ireland - 1.0%
4,099,387	AIB Group PLC	17,797,579
2,002,169	Bank of Ireland Group PLC	17,942,871
		35,740,450
	Italy - 4.0%
5,778,660	BPER Banca	18,804,617
506,055	De' Longhi SpA	11,323,054
3,165,290	Eni SpA	51,745,101
2,470,060	UniCredit SpA	61,923,447
		143,796,219
	Japan - 24.3%
298,600	Aeon Delight Co. Ltd.	6,584,062
966,606	Alfresa Holdings Corp.	15,311,601
1,217,480	Alps Alpine Co. Ltd.	9,990,905
1,305,910	Amada Co. Ltd.	12,667,921
938,778	ASKUL Corp.	12,255,172
77,119	Benesse Holdings, Inc.	911,807
1,244,159	Chiyoda Corp.*	2,924,936
117,443	CMIC Holdings Co. Ltd.	1,331,575
310,319	Cosel Co. Ltd.	2,310,928
1,337,673	Dai-ichi Life Holdings, Inc.	28,258,362

The accompanying notes are an integral part of these financial statements.
50

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.0% - (continued)
	Japan - 24.3% - (continued)
960,309	DeNA Co. Ltd.	$ 9,381,412
444,360	Dowa Holdings Co. Ltd.	13,584,240
153,921	Eisai Co. Ltd.	8,154,476
1,379,250	Hakuhodo DY Holdings, Inc.	11,192,882
2,418,492	Hino Motors Ltd.*	7,039,325
254,449	Hisaka Works Ltd.	1,593,224
1,126,823	Honda Motor Co. Ltd.	11,548,552
1,711,686	Isuzu Motors Ltd.	19,086,412
708,492	Japan Airlines Co. Ltd.	13,024,759
1,277,087	JGC Holdings Corp.	15,729,855
606,539	KH Neochem Co. Ltd.	9,187,673
1,527,649	Kirin Holdings Co. Ltd.	21,468,535
241,480	Kissei Pharmaceutical Co. Ltd.	5,107,533
1,547,220	Kubota Corp.	20,808,935
193,111	Kyoei Steel Ltd.	2,449,693
176,996	Makino Milling Machine Co. Ltd.	7,385,738
720,026	Makita Corp.	18,610,391
534,779	Maruichi Steel Tube Ltd.	13,271,271
475,377	Maxell Ltd.	5,084,518
168,390	Miraial Co. Ltd.	1,527,319
1,667,421	Mitsubishi Estate Co. Ltd.	21,343,521
1,274,210	Mitsubishi Gas Chemical Co., Inc.	17,222,049
3,933,930	Mitsubishi UFJ Financial Group, Inc.	33,002,317
836,371	MS&AD Insurance Group Holdings, Inc.	30,645,061
172,906	Neturen Co. Ltd.	1,149,739
855,570	Nikon Corp.	8,123,130
293,069	Nippon Chemi-Con Corp.*	2,484,799
1,591,496	Nippon Television Holdings, Inc.	15,482,952
6,297,618	Nissan Motor Co. Ltd.	24,233,113
516,170	NOK Corp.	6,118,566
3,056,022	Nomura Holdings, Inc.	11,806,654
168,065	OKUMA Corp.	6,919,318
922,539	Ono Pharmaceutical Co. Ltd.	15,931,769
998,560	OSG Corp.	11,394,151
202,017	Paramount Bed Holdings Co. Ltd.	3,441,895
3,854,802	Resona Holdings, Inc.	20,597,436
804,920	Rinnai Corp.	14,785,930
176,527	Sanyo Shokai Ltd.	3,186,215
826,480	Seria Co. Ltd.	11,455,337
999,224	Stanley Electric Co. Ltd.	15,982,175
978,258	Subaru Corp.	16,933,931
1,862,470	Sumitomo Electric Industries Ltd.	19,552,634
602,938	Sumitomo Heavy Industries Ltd.	13,801,092
827,646	Sumitomo Mitsui Trust Holdings, Inc.	31,034,064
1,420,563	Sumitomo Rubber Industries Ltd.	14,411,068
187,021	Sundrug Co. Ltd.	5,085,474
2,315,507	T&D Holdings, Inc.	41,306,833
267,069	Tachi-S Co. Ltd.	2,930,196
431,990	Tadano Ltd.	3,247,752
582,941	Taiheiyo Cement Corp.	9,990,230
813,872	Takeda Pharmaceutical Co. Ltd.	22,092,333
1,039,243	THK Co. Ltd.	18,572,977
922,125	Tochigi Bank Ltd.	2,163,352
739,997	Tokai Rika Co. Ltd.	11,612,253
299,080	Toyota Boshoku Corp.	5,201,274
1,075,515	TS Tech Co. Ltd.	12,045,970
266,481	Tsuruha Holdings, Inc.(1)	19,574,798
1,149,647	TV Asahi Holdings Corp.	12,393,211
412,799	Unipres Corp.	2,909,570
562,017	Ushio, Inc.	6,854,036
421,125	Xebio Holdings Co. Ltd.(1)	2,710,350
1,367,725	Yamato Holdings Co. Ltd.	22,780,848
		880,294,385
Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.0% - (continued)
	Luxembourg - 0.4%
378,527	RTL Group SA*(1)	$ 13,239,367
	Malaysia - 0.5%
14,195,054	CIMB Group Holdings Bhd.	17,007,048
	Mexico - 0.9%
1,524,752	Fresnillo PLC	10,262,474
16,469,062	Genomma Lab Internacional SAB de CV Class B	12,258,850
4,994,199	Megacable Holdings SAB de CV	9,792,276
		32,313,600
	Netherlands - 6.2%
1,967,890	ABN AMRO Bank NV GDR(2)	26,504,729
629,552	Fugro NV*	10,398,287
2,266,549	ING Groep NV	29,058,348
1,679,332	Koninklijke Philips NV*	31,945,050
686,141	NN Group NV	22,006,178
3,134,854	Shell PLC	101,026,391
185,611	VEON Ltd. ADR*	2,917,805
		223,856,788
	Norway - 0.1%
586,173	Norsk Hydro ASA	3,342,772
	Philippines - 0.2%
5,233,488	Security Bank Corp.	7,102,196
	Poland - 0.4%
7,123,132	Orange Polska SA	13,212,651
	Russia - 0.0%
662,901	Gazprom PJSC ADR*(3)	—
48,850	LUKOIL PJSC ADR*(3)	—
709,487	Mobile TeleSystems PJSC ADR*(3)	—
1,765,160	Sberbank of Russia PJSC*(3)	—
1,792,255	Surgutneftegas PJSC ADR*(3)	—
894,717	VK IPJSC GDR*(3)	—
		—
	South Africa - 1.6%
713,199	Anglo American PLC	18,172,008
230,650	Astral Foods Ltd.	1,807,455
1,848,366	MTN Group Ltd.	9,022,902
59,203	Nampak Ltd.*(1)	559,073
16,490,994	Netcare Ltd.	11,423,138
25,313,221	Old Mutual Ltd.	16,094,523
		57,079,099
	South Korea - 3.9%
393,549	Coway Co. Ltd.	12,593,878
1,617,201	DGB Financial Group, Inc.	9,418,956
543,348	Hankook Tire & Technology Co. Ltd.	15,415,610
142,273	Hyundai Mobis Co. Ltd.	22,033,074
772,227	KB Financial Group, Inc.	29,435,931
903,399	KT Corp.	21,855,175
1,129,221	Shinhan Financial Group Co. Ltd.	29,025,744
715,424	Tongyang Life Insurance Co. Ltd.*	2,327,333
		142,105,701
	Spain - 1.0%
1,342,969	Almirall SA	12,226,983
1,900,569	CaixaBank SA	7,726,839
2,742,085	Prosegur Compania de Seguridad SA	4,100,144
10,988,413	Unicaja Banco SA(2)	11,448,999
		35,502,965

The accompanying notes are an integral part of these financial statements.
51

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.0% - (continued)
	Sweden - 1.4%
1,854,809	SKF AB Class B	$ 30,071,018
4,384,734	Telefonaktiebolaget LM Ericsson Class B	19,642,419
		49,713,437
	Switzerland - 4.6%
616,188	Adecco Group AG	23,318,739
77,333	Implenia AG	2,405,454
755,718	Novartis AG	70,749,984
151,143	Sandoz Group AG*	3,929,569
92,299	Swatch Group AG	23,626,325
1,818,667	UBS Group AG	42,732,179
		166,762,250
	Taiwan - 1.0%
2,293,988	Catcher Technology Co. Ltd.	12,869,024
5,712,500	Foxconn Technology Co. Ltd.	9,268,707
4,279,450	Hon Hai Precision Industry Co. Ltd.	12,772,933
		34,910,664
	Thailand - 1.0%
6,571,760	Kasikornbank PCL	24,041,298
725,809	Kasikornbank PCL NVDR	2,654,464
27,983,885	Thai Union Group PCL Class F	10,510,745
		37,206,507
	Turkey - 0.5%
769,361	Coca-Cola Icecek AS	10,008,875
3,009,957	Ulker Biskuvi Sanayi AS*	7,705,779
		17,714,654
	United Kingdom - 9.2%
2,680,656	Babcock International Group PLC*	12,754,634
9,985,365	BP PLC	60,970,766
1,767,365	British American Tobacco PLC	52,795,440
2,103,436	British Land Co. PLC REIT	7,625,536
12,940,096	BT Group PLC	17,772,266
3,820,099	CK Hutchison Holdings Ltd.	19,338,425
3,537,826	Crest Nicholson Holdings PLC	6,880,077
3,472,554	easyJet PLC*	15,490,972
10,564,048	Hays PLC	12,379,479
3,309,170	J Sainsbury PLC	10,353,787
5,966,475	Kingfisher PLC	15,235,487
1,441,341	Land Securities Group PLC REIT	9,990,946
2,211,218	Pagegroup PLC	10,133,305
4,974,501	Standard Chartered PLC	38,141,142
715,157	SThree PLC	3,053,082
1,301,170	Travis Perkins PLC	11,723,721
1,928,949	Vanquis Banking Group PLC	2,710,288
3,270,214	WPP PLC	28,160,525
		335,509,878
	United States - 2.1%
3,130,481	GSK PLC	55,806,336
316,414	Holcim AG	19,563,169
		75,369,505
	Total Common Stocks (cost $3,377,195,691)	$ 3,371,760,855
CLOSED END FUNDS - 0.2%
	Canada - 0.2%
444,619	Sprott Physical Uranium Trust *	$ 8,050,754
	Total Closed End Funds (cost $2,888,650)	$ 8,050,754
Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 2.2%
	Brazil - 0.5%
24,845,500	Raizen SA (Preference Shares)(4)		$ 17,888,464
	Germany - 1.7%
327,872	Fuchs SE (Preference Shares)(4)		13,316,537
288,723	Henkel AG & Co. KGaA (Preference Shares)(4)		20,827,060
274,251	Volkswagen AG (Preference Shares)(4)		29,084,501
			63,228,098
	Total Preferred Stocks (cost $80,782,213)		$ 81,116,562
	Total Long-Term Investments (cost $3,460,866,554)		$ 3,460,928,171
SHORT-TERM INVESTMENTS - 1.5%
	Repurchase Agreements - 0.8%
$ 28,552,104	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $28,556,292; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $29,123,229		$ 28,552,104
	Securities Lending Collateral - 0.7%
3,926,435	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(5)		3,926,435
13,088,118	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(5)		13,088,118
3,926,435	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		3,926,435
3,926,435	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(5)		3,926,435
			24,867,423
	Total Short-Term Investments (cost $53,419,527)		$ 53,419,527
	Total Investments (cost $3,514,286,081)	96.9%	$ 3,514,347,698
	Other Assets and Liabilities	3.1%	112,685,077
	Total Net Assets	100.0%	$ 3,627,032,775
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
52

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2023

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $73,019,297, representing 2.0% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Currently no rate available.
(5)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	618	12/15/2023	$ 60,999,690	$ (1,848,806)
Total futures contracts				$ (1,848,806)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
53

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 10,103,744	$ 10,103,744	$ —	$ —
Austria	54,642,624	1,365,406	53,277,218	—
Belgium	41,414,157	4,831,899	36,582,258	—
Brazil	102,105,988	102,105,988	—	—
Burkina Faso	11,083,418	11,083,418	—	—
Canada	47,074,297	47,074,297	—	—
Chile	14,970,329	14,970,329	—	—
China	37,011,285	—	37,011,285	—
Egypt	8,701,968	—	8,701,968	—
Finland	34,751,220	—	34,751,220	—
France	404,195,773	12,404,355	391,791,418	—
Germany	178,335,858	—	178,335,858	—
Hong Kong	65,511,437	—	65,511,437	—
Hungary	4,894,971	4,894,971	—	—
India	25,470,013	—	25,470,013	—
Indonesia	9,713,637	1,163,956	8,549,681	—
Ireland	35,740,450	—	35,740,450	—
Italy	143,796,219	—	143,796,219	—
Japan	880,294,385	—	880,294,385	—
Luxembourg	13,239,367	—	13,239,367	—
Malaysia	17,007,048	—	17,007,048	—
Mexico	32,313,600	22,051,126	10,262,474	—
Netherlands	223,856,788	2,917,805	220,938,983	—
Norway	3,342,772	—	3,342,772	—
Philippines	7,102,196	7,102,196	—	—
Poland	13,212,651	—	13,212,651	—
Russia	—	—	—	—
South Africa	57,079,099	38,907,091	18,172,008	—
South Korea	142,105,701	—	142,105,701	—
Spain	35,502,965	—	35,502,965	—
Sweden	49,713,437	—	49,713,437	—
Switzerland	166,762,250	3,929,569	162,832,681	—
Taiwan	34,910,664	—	34,910,664	—
Thailand	37,206,507	10,510,745	26,695,762	—
Turkey	17,714,654	7,705,779	10,008,875	—
United Kingdom	335,509,878	9,590,365	325,919,513	—
United States	75,369,505	—	75,369,505	—
Closed End Funds	8,050,754	8,050,754	—	—
Preferred Stocks	81,116,562	17,888,464	63,228,098	—
Short-Term Investments	53,419,527	24,867,423	28,552,104	—
Total	$ 3,514,347,698	$ 363,519,680	$ 3,150,828,018	$ —
Liabilities
Futures Contracts(2)	$ (1,848,806)	$ (1,848,806)	$ —	$ —
Total	$ (1,848,806)	$ (1,848,806)	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
54

Hartford International/Global Equity Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Index Abbreviations:
EAFE	Europe, Australasia and Far East
SPI	Share Price Index
Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
Bhd	Berhad
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
KGaA	Kommanditgesellschaft Auf Aktien
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
Nyrt	New York REIT Inc
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
Tbk	Terbuka
55

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities
October 31, 2023

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Assets:
Investments in securities, at market value(1)	$ 114,945,132	$ 383,844,369	$ 167,858,641	$ 568,557,279
Repurchase agreements	657,257	2,134,466	2,057,308	2,633,333
Cash	2,627,558	8,167,705	7,887,088	10,082,105
Cash collateral due from broker on futures contracts	—	99,924	—	1,049,078
Cash collateral held for securities on loan	2,332	600	—	165,384
Foreign currency	11,931	378,723	682	387,292
Receivables:
From affiliates	10,012	13,152	10,784	—
Investment securities sold	1,543,931	—	234,130	1,665,494
Fund shares sold	592,445	1,247,596	509,211	138,755
Dividends and interest	90,218	629,273	178,684	1,216,834
Securities lending income	34	532	—	1,469
Variation margin on futures contracts	—	—	—	11,605
Tax reclaims	165,279	22,264	50,059	2,032,109
Other assets	29,505	45,480	31,974	50,673
Total assets	120,675,634	396,584,084	178,818,561	587,991,410
Liabilities:
Obligation to return securities lending collateral	46,634	12,000	—	3,307,677
Payables:
Investment securities purchased	1,792,443	—	—	1,245,745
Fund shares redeemed	164,845	269,536	233,966	464,403
Investment management fees	64,228	299,049	95,515	231,621
Transfer agent fees	16,876	56,278	31,164	160,173
Accounting services fees	1,952	6,431	2,897	9,206
Board of Directors' fees	445	1,332	734	2,555
Variation margin on futures contracts	—	22,188	—	—
Foreign taxes	—	690,969	60,166	265,662
Distribution fees	1,699	867	2,308	23,957
Accrued expenses	43,389	129,285	42,405	110,678
Total liabilities	2,132,511	1,487,935	469,155	5,821,677
Net assets	$ 118,543,123	$ 395,096,149	$ 178,349,406	$ 582,169,733
Summary of Net Assets:
Capital stock and paid-in-capital	$ 125,784,454	$ 455,312,666	$ 221,779,144	$ 594,523,397
Distributable earnings (loss)	(7,241,331)	(60,216,517)	(43,429,738)	(12,353,664)
Net assets	$ 118,543,123	$ 395,096,149	$ 178,349,406	$ 582,169,733
Shares authorized	175,000,000	660,000,000	225,000,000	560,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 13.25	$ 8.34	$ 12.04	$ 10.38
Maximum offering price per share	14.02	8.83	12.74	10.98
Shares outstanding	2,464,465	2,189,541	3,737,095	43,351,016
Net Assets	$ 32,656,015	$ 18,269,734	$ 45,013,191	$ 450,133,607
Class C: Net asset value per share	$ 12.91	$ 8.18	$ 11.60	$ 10.26
Shares outstanding	190,621	135,800	116,241	572,343
Net Assets	$ 2,461,530	$ 1,110,856	$ 1,348,858	$ 5,872,050
Class I: Net asset value per share	$ 13.05	$ 8.34	$ 12.03	$ 10.54
Shares outstanding	1,628,927	5,137,719	3,549,628	3,925,372
Net Assets	$ 21,255,928	$ 42,862,571	$ 42,685,348	$ 41,354,666
Class R3: Net asset value per share	$ 13.04	$ 8.30	$ 11.82	$ 10.30
Shares outstanding	12,194	28,893	437,890	968,340
Net Assets	$ 159,015	$ 239,894	$ 5,175,297	$ 9,975,575
Class R4: Net asset value per share	$ 13.04	$ 8.51	$ 12.02	$ 10.42
Shares outstanding	679	11,923	79,486	264,137
Net Assets	$ 8,857	$ 101,415	$ 955,437	$ 2,753,493
The accompanying notes are an integral part of these financial statements.
56

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Class R5: Net asset value per share	$ 12.96	$ 8.27	$ 11.93	$ 9.11
Shares outstanding	394,757	3,069	51,271	44,532
Net Assets	$ 5,114,533	$ 25,371	$ 611,529	$ 405,738
Class R6: Net asset value per share	$ 12.91	$ 8.34	$ 11.94	$ 10.59
Shares outstanding	267,605	48,735	1,722,011	916,526
Net Assets	$ 3,453,826	$ 406,629	$ 20,555,852	$ 9,707,756
Class Y: Net asset value per share	$ 13.26	$ 8.32	$ 11.96	$ 10.54
Shares outstanding	576,512	26,520,834	378,530	1,066,124
Net Assets	$ 7,643,203	$ 220,614,525	$ 4,526,007	$ 11,241,930
Class F: Net asset value per share	$ 13.42	$ 8.29	$ 12.02	$ 10.60
Shares outstanding	3,412,936	13,451,781	4,780,562	4,787,626
Net Assets	$ 45,790,216	$ 111,465,154	$ 57,477,887	$ 50,724,918
Cost of investments	$ 115,286,625	$ 386,463,400	$ 176,170,974	$ 551,098,751
Cost of foreign currency	$ 11,940	$ 380,319	$ 682	$ 391,700
(1) Includes Investment in securities on loan, at market value	$ 46,909	$ 11,676	$ —	$ 3,224,121
The accompanying notes are an integral part of these financial statements.
57

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Assets:
Investments in securities, at market value(1)	$ 271,971,354	$ 3,369,562,064	$ 3,485,795,594
Repurchase agreements	1,004,342	14,195,385	28,552,104
Cash	3,843,740	54,791,771	109,207,199
Cash collateral due from broker on futures contracts	—	—	1,878,989
Cash collateral held for securities on loan	—	1,327,705	1,308,812
Foreign currency	380	6,657,645	10,676
Receivables:
From affiliates	7,322	—	—
Investment securities sold	496,057	34,293,121	4,174,237
Fund shares sold	171,045	2,984,818	25,312,944
Dividends and interest	136,728	4,864,368	13,296,586
Securities lending income	477	6,216	9,410
Variation margin on futures contracts	—	—	296,906
Tax reclaims	1,028,004	4,647,708	5,141,266
Other assets	34,705	86,190	98,894
Total assets	278,694,154	3,493,416,991	3,675,083,617
Liabilities:
Obligation to return securities lending collateral	—	26,554,107	26,176,235
Payables:
Investment securities purchased	—	34,293,121	13,848,373
Fund shares redeemed	321,813	6,668,872	4,715,710
Investment management fees	191,819	2,082,841	2,377,002
Transfer agent fees	44,699	439,938	455,018
Accounting services fees	5,297	50,143	48,211
Board of Directors' fees	1,281	15,390	10,416
Foreign taxes	—	2,080,879	275,117
Distribution fees	4,090	21,399	6,024
Accrued expenses	68,061	303,478	138,736
Total liabilities	637,060	72,510,168	48,050,842
Net assets	$ 278,057,094	$ 3,420,906,823	$ 3,627,032,775
Summary of Net Assets:
Capital stock and paid-in-capital	$ 272,603,264	$ 3,492,467,667	$ 3,859,808,980
Distributable earnings (loss)	5,453,830	(71,560,844)	(232,776,205)
Net assets	$ 278,057,094	$ 3,420,906,823	$ 3,627,032,775
Shares authorized	485,000,000	925,000,000	1,150,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 13.75	$ 15.43	$ 16.11
Maximum offering price per share	14.55	16.33	17.05
Shares outstanding	7,023,256	24,259,847	7,463,774
Net Assets	$ 96,572,177	$ 374,307,660	$ 120,223,288
Class C: Net asset value per share	$ 12.28	$ 13.08	$ 15.91
Shares outstanding	121,074	870,232	348,830
Net Assets	$ 1,486,960	$ 11,381,425	$ 5,551,189
Class I: Net asset value per share	$ 13.65	$ 15.33	$ 16.20
Shares outstanding	1,888,990	23,720,355	113,411,858
Net Assets	$ 25,790,732	$ 363,734,321	$ 1,837,622,830
Class R3: Net asset value per share	$ 13.89	$ 15.73	$ 16.13
Shares outstanding	34,058	1,515,015	58,141
Net Assets	$ 473,070	$ 23,835,856	$ 937,960
Class R4: Net asset value per share	$ 14.21	$ 16.08	$ 16.07
Shares outstanding	108,481	3,682,720	335,145
Net Assets	$ 1,541,024	$ 59,217,847	$ 5,386,701
Class R5: Net asset value per share	$ 14.35	$ 16.25	$ 16.26
Shares outstanding	72,576	16,336,540	2,258,000
Net Assets	$ 1,041,111	$ 265,467,589	$ 36,721,444
The accompanying notes are an integral part of these financial statements.
58

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Class R6: Net asset value per share	$ 14.43	$ 16.37	$ 16.64
Shares outstanding	137,874	63,947,777	18,510,863
Net Assets	$ 1,989,300	$ 1,046,527,831	$ 307,970,249
Class Y: Net asset value per share	$ 14.38	$ 16.36	$ 16.62
Shares outstanding	118,587	43,481,159	45,706,231
Net Assets	$ 1,705,757	$ 711,209,480	$ 759,464,654
Class F: Net asset value per share	$ 13.68	$ 15.35	$ 16.22
Shares outstanding	10,780,461	36,819,376	34,097,637
Net Assets	$ 147,456,963	$ 565,224,814	$ 553,154,460
Cost of investments	$ 235,085,994	$ 3,148,114,523	$ 3,514,286,081
Cost of foreign currency	$ 382	$ 6,660,951	$ 10,729
(1) Includes Investment in securities on loan, at market value	$ —	$ 32,603,418	$ 25,611,055
The accompanying notes are an integral part of these financial statements.
59

Hartford International/Global Equity Funds
 Statements of Operations
For the Year Ended October 31, 2023

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Investment Income:
Dividends	$ 2,043,735	$ 17,113,139	$ 3,062,394	$ 20,331,652
Interest	193,527	297,195	408,231	655,438
Securities lending — net	12,720	172,364	8,008	80,555
Less: Foreign tax withheld	(150,382)	(1,834,483)	(252,949)	(2,155,379)
Total investment income, net	2,099,600	15,748,215	3,225,684	18,912,266
Expenses:
Investment management fees	746,728	3,458,281	1,148,448	2,957,413
Transfer agent fees
Class A	47,598	56,491	111,809	887,018
Class C	4,305	2,998	3,873	20,655
Class I	27,863	39,007	56,408	43,482
Class R3	223	552	12,343	23,507
Class R4	32	185	1,863	5,386
Class R5	4,448	42	701	671
Class R6	49	16	816	426
Class Y	9,691	252,064	6,670	7,379
Class F	1,458	958	623	1,219
Distribution fees
Class A	81,250	66,167	124,881	1,240,705
Class C	24,860	11,993	15,493	83,044
Class R3	506	1,256	28,053	53,425
Class R4	47	272	2,740	7,920
Custodian fees	14,919	150,079	13,128	87,880
Registration and filing fees	119,989	122,096	130,316	115,741
Accounting services fees	24,088	70,467	37,047	105,891
Board of Directors' fees	3,435	10,646	5,364	18,206
Audit and tax fees	30,942	100,191	41,500	80,362
Other expenses	32,228	74,536	40,622	98,649
Total expenses (before waivers, reimbursements and fees paid indirectly)	1,174,659	4,418,297	1,782,698	5,838,979
Expense waivers	(90,530)	(177,141)	(87,625)	—
Distribution fee reimbursements	(238)	(186)	(4,288)	(26,716)
Commission recapture	(370)	—	(735)	(276)
Total waivers, reimbursements and fees paid indirectly	(91,138)	(177,327)	(92,648)	(26,992)
Total expenses	1,083,521	4,240,970	1,690,050	5,811,987
Net Investment Income (Loss)	1,016,079	11,507,245	1,535,634	13,100,279
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(2,281,186)	(21,362,400)	(7,686,858)	(3,323,236)
Less: Foreign taxes paid on realized capital gains	—	(498,141)	—	(35,323)
Futures contracts	—	(55,107)	—	1,023,036
Foreign currency contracts	—	—	—	(278)
Other foreign currency transactions	(26,935)	(551,762)	(38,363)	67,558
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,308,121)	(22,467,410)	(7,725,221)	(2,268,243)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	(115,077)	68,669,243	(3,574,483)	70,660,964
Futures contracts	—	1,538	—	(916,931)
Translation of other assets and liabilities in foreign currencies	13,953	8,192	12,412	156,440
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(101,124)	68,678,973	(3,562,071)	69,900,473
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,409,245)	46,211,563	(11,287,292)	67,632,230
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (1,393,166)	$ 57,718,808	$ (9,751,658)	$ 80,732,509
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ 61,115	$ (55,486)	$ 6,687
The accompanying notes are an integral part of these financial statements.
60

Hartford International/Global Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Investment Income:
Dividends	$ 6,723,694	$ 90,715,521	$ 132,680,930
Interest	240,708	4,182,610	5,864,862
Securities lending — net	13,449	467,941	952,036
Foreign withholding tax reclaims	—	584,905	—
Less: Foreign tax withheld	(797,194)	(7,313,526)	(14,360,509)
Total investment income, net	6,180,657	88,637,451	125,137,319
Expenses:
Investment management fees	2,552,630	25,864,881	24,584,113
Transfer agent fees
Class A	217,082	639,149	116,264
Class C	4,986	25,359	6,147
Class I	45,148	616,631	1,653,152
Class R3	1,129	58,710	1,781
Class R4	2,811	113,649	8,744
Class R5	4,380	281,282	37,243
Class R6	78	36,218	4,261
Class Y	5,693	890,172	494,485
Class F	1,676	8,793	2,728
Distribution fees
Class A	269,292	1,025,574	237,357
Class C	19,946	148,091	48,610
Class R3	2,567	133,431	4,047
Class R4	4,133	178,992	12,859
Custodian fees	17,764	104,012	155,793
Registration and filing fees	120,424	197,994	261,008
Accounting services fees	62,141	559,394	459,457
Board of Directors' fees	8,704	113,145	92,002
Audit and tax fees	33,877	61,346	51,280
Other expenses	75,918	452,201	301,491
Total expenses (before waivers, reimbursements and fees paid indirectly)	3,450,379	31,509,024	28,532,822
Expense waivers	(109,533)	—	—
Transfer agent fee waivers	—	(125,695)	—
Distribution fee reimbursements	(3,931)	(11,401)	(576)
Commission recapture	—	(1,571)	(2,341)
Total waivers, reimbursements and fees paid indirectly	(113,464)	(138,667)	(2,917)
Total expenses	3,336,915	31,370,357	28,529,905
Net Investment Income (Loss)	2,843,742	57,267,094	96,607,414
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(5,039,043)	(73,371,063)	88,966,899
Less: Foreign taxes paid on realized capital gains	—	(1,628,091)	650
Futures contracts	—	—	2,509,045
Other foreign currency transactions	(128,473)	(194,732)	(172,466)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(5,167,516)	(75,193,886)	91,304,128
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	58,354,459	406,601,347	267,906,939
Futures contracts	—	—	(2,621,405)
Translation of other assets and liabilities in foreign currencies	68,109	342,264	184,949
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	58,422,568	406,943,611	265,470,483
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	53,255,052	331,749,725	356,774,611
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 56,098,794	$ 389,016,819	$ 453,382,025
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ (673,735)	$ (275,117)
The accompanying notes are an integral part of these financial statements.
61

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets

	Hartford Climate Opportunities Fund		Hartford Emerging Markets Equity Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 1,016,079	$ 1,037,659	$ 11,507,245	$ 15,750,892
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(2,308,121)	(5,634,756)	(22,467,410)	(38,039,956)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(101,124)	(30,595,353)	68,678,973	(136,982,527)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,393,166)	(35,192,450)	57,718,808	(159,271,591)
Distributions to Shareholders:
Class A	(218,412)	(1,869,145)	(927,012)	(749,726)
Class C	—	(106,547)	(31,217)	(22,534)
Class I	(231,803)	(1,093,236)	(1,135,787)	(811,325)
Class R3	(294)	(11,865)	(7,421)	(5,693)
Class R4	(226)	(16,040)	(3,291)	(6,875)
Class R5	(1,161)	(10,397)	(1,481)	(1,138)
Class R6	(4,639)	(16,752)	(14,502)	(2,634)
Class Y	(85,817)	(526,072)	(8,053,385)	(7,077,865)
Class F	(557,653)	(4,503,763)	(3,575,937)	(2,822,230)
Total distributions	(1,100,005)	(8,153,817)	(13,750,033)	(11,500,020)
Capital Share Transactions:
Sold	51,255,979	60,526,488	109,558,538	117,670,299
Issued on reinvestment of distributions	1,076,614	7,835,921	10,299,270	8,620,454
Redeemed	(37,213,530)	(72,752,195)	(115,942,580)	(108,146,442)
Net increase (decrease) from capital share transactions	15,119,063	(4,389,786)	3,915,228	18,144,311
Net Increase (Decrease) in Net Assets	12,625,892	(47,736,053)	47,884,003	(152,627,300)
Net Assets:
Beginning of period	105,917,231	153,653,284	347,212,146	499,839,446
End of period	$ 118,543,123	$ 105,917,231	$ 395,096,149	$ 347,212,146
The accompanying notes are an integral part of these financial statements.
62

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Global Impact Fund		Hartford International Equity Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 1,535,634	$ 1,494,697	$ 13,100,279	$ 16,207,637
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(7,725,221)	(11,635,930)	(2,268,243)	(21,283,329)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,562,071)	(37,125,496)	69,900,473	(199,881,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,751,658)	(47,266,729)	80,732,509	(204,956,743)
Distributions to Shareholders:
Class A	(229,419)	(1,421,568)	(12,825,236)	(20,659,482)
Class C	—	(63,767)	(146,711)	(383,513)
Class I	(372,479)	(1,265,664)	(1,348,243)	(2,328,487)
Class R3	(14,251)	(163,900)	(246,399)	(410,560)
Class R4	(5,997)	(24,132)	(83,236)	(149,391)
Class R5	(3,408)	(14,142)	(28,014)	(58,723)
Class R6	(193,752)	(306,485)	(357,587)	(2,020,404)
Class Y	(50,945)	(262,294)	(335,347)	(425,799)
Class F	(414,752)	(443,495)	(1,629,207)	(3,023,696)
Total distributions	(1,285,003)	(3,965,447)	(16,999,980)	(29,460,055)
Capital Share Transactions:
Sold	82,963,608	137,738,706	23,150,008	50,079,089
Issued on reinvestment of distributions	1,252,397	3,837,262	16,688,116	28,957,344
Redeemed	(53,858,740)	(71,915,128)	(100,619,802)	(171,899,055)
Net increase (decrease) from capital share transactions	30,357,265	69,660,840	(60,781,678)	(92,862,622)
Net Increase (Decrease) in Net Assets	19,320,604	18,428,664	2,950,851	(327,279,420)
Net Assets:
Beginning of period	159,028,802	140,600,138	579,218,882	906,498,302
End of period	$ 178,349,406	$ 159,028,802	$ 582,169,733	$ 579,218,882
The accompanying notes are an integral part of these financial statements.
63

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford International Growth Fund		The Hartford International Opportunities Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 2,843,742	$ 2,843,735	$ 57,267,094	$ 58,007,399
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(5,167,516)	(28,308,593)	(75,193,886)	(280,803,552)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	58,422,568	(197,118,693)	406,943,611	(1,087,767,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	56,098,794	(222,583,551)	389,016,819	(1,310,563,815)
Distributions to Shareholders:
Class A	(755,113)	(833,791)	(2,366,960)	(53,507,848)
Class C	(54)	(18,546)	—	(2,835,674)
Class I	(419,384)	(2,003,096)	(5,260,071)	(59,136,788)
Class R3	(2,390)	(2,554)	(67,531)	(3,203,038)
Class R4	(11,481)	(13,555)	(390,387)	(10,054,949)
Class R5	(63,829)	(284,125)	(2,381,634)	(33,142,850)
Class R6	(16,189)	(78,131)	(8,985,084)	(97,984,207)
Class Y	(84,875)	(125,537)	(8,184,281)	(122,179,382)
Class F	(1,746,695)	(1,841,933)	(6,064,226)	(77,352,640)
Total distributions	(3,100,010)	(5,201,268)	(33,700,174)	(459,397,376)
Capital Share Transactions:
Sold	52,605,689	128,095,565	933,955,319	1,068,883,481
Issued on reinvestment of distributions	3,091,808	5,192,691	32,684,368	446,942,390
Redeemed	(188,867,811)	(226,987,369)	(1,349,560,056)	(1,086,445,821)
Net increase (decrease) from capital share transactions	(133,170,314)	(93,699,113)	(382,920,369)	429,380,050
Net Increase (Decrease) in Net Assets	(80,171,530)	(321,483,932)	(27,603,724)	(1,340,581,141)
Net Assets:
Beginning of period	358,228,624	679,712,556	3,448,510,547	4,789,091,688
End of period	$ 278,057,094	$ 358,228,624	$ 3,420,906,823	$ 3,448,510,547
The accompanying notes are an integral part of these financial statements.
64

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford International Value Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 96,607,414	$ 68,184,471
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	91,304,128	6,297,347
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	265,470,483	(485,803,735)
Net Increase (Decrease) in Net Assets Resulting from Operations	453,382,025	(411,321,917)
Distributions to Shareholders:
Class A	(1,891,465)	(1,670,190)
Class C	(55,496)	(140,820)
Class I	(34,333,007)	(41,987,512)
Class R3	(16,785)	(17,706)
Class R4	(92,122)	(117,051)
Class R5	(948,868)	(1,165,270)
Class R6	(732,351)	(936,188)
Class Y	(14,829,134)	(13,689,174)
Class F	(16,200,784)	(7,836,276)
Total distributions	(69,100,012)	(67,560,187)
Capital Share Transactions:
Sold	2,105,632,418	1,426,085,899
Issued on reinvestment of distributions	67,962,632	66,322,631
Redeemed	(1,057,345,370)	(1,073,290,543)
Net increase (decrease) from capital share transactions	1,116,249,680	419,117,987
Net Increase (Decrease) in Net Assets	1,500,531,693	(59,764,117)
Net Assets:
Beginning of period	2,126,501,082	2,186,265,199
End of period	$ 3,627,032,775	$ 2,126,501,082
The accompanying notes are an integral part of these financial statements.
65

Hartford International/Global Equity Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Climate Opportunities Fund
For the Year Ended October 31, 2023
A	$ 13.37	$ 0.08	$ (0.10)	$ (0.02)	$ (0.10)	$ —	$ (0.10)	$ 13.25	(0.16)%	$ 32,656	1.20%	1.19%	0.54%	75%
C	13.03	(0.03)	(0.09)	(0.12)	—	—	—	12.91	(0.92)	2,462	1.98	1.94	(0.20)	75
I	13.16	0.12	(0.08)	0.04	(0.15)	—	(0.15)	13.05	0.23	21,256	0.93	0.89	0.85	75
R3	13.15	0.03	(0.07)	(0.04)	(0.07)	—	(0.07)	13.04	(0.31)	159	1.53	1.41	0.18	75
R4	13.16	0.08	(0.09)	(0.01)	(0.11)	—	(0.11)	13.04	(0.08)	9	1.23	1.10	0.57	75
R5	13.07	0.16	(0.11)	0.05	(0.16)	—	(0.16)	12.96	0.31	5,115	0.92	0.81	1.08	75
R6	13.03	0.10	(0.05)	0.05	(0.17)	—	(0.17)	12.91	0.36	3,454	0.81	0.69	0.71	75
Y	13.37	0.15	(0.10)	0.05	(0.16)	—	(0.16)	13.26	0.33	7,643	0.92	0.79	0.99	75
F	13.53	0.16	(0.10)	0.06	(0.17)	—	(0.17)	13.42	0.42	45,790	0.81	0.69	1.05	75
For the Year Ended October 31, 2022
A	$ 18.26	$ 0.08	$ (4.08)	$ (4.00)	$ (0.03)	$ (0.86)	$ (0.89)	$ 13.37	(23.01)%	$ 30,372	1.21%	1.19%	0.49%	71%
C	17.92	(0.04)	(3.99)	(4.03)	—	(0.86)	(0.86)	13.03	(23.59)	2,010	2.00	1.94	(0.28)	71
I	18.00	0.12	(4.02)	(3.90)	(0.08)	(0.86)	(0.94)	13.16	(22.83)	21,338	0.94	0.89	0.80	71
R3	17.97	0.05	(4.01)	(3.96)	—	(0.86)	(0.86)	13.15	(23.11)	53	1.53	1.17	0.35	71
R4	17.96	0.10	(4.00)	(3.90)	(0.04)	(0.86)	(0.90)	13.16	(22.82)	26	1.23	0.97	0.63	71
R5	17.88	0.12	(3.98)	(3.86)	(0.09)	(0.86)	(0.95)	13.07	(22.75)	96	0.93	0.81	0.83	71
R6	17.82	0.11	(3.93)	(3.82)	(0.11)	(0.86)	(0.97)	13.03	(22.62)	348	0.82	0.69	0.76	71
Y	18.27	0.13	(4.07)	(3.94)	(0.10)	(0.86)	(0.96)	13.37	(22.74)	7,461	0.92	0.79	0.88	71
F	18.48	0.15	(4.13)	(3.98)	(0.11)	(0.86)	(0.97)	13.53	(22.68)	44,213	0.81	0.69	0.99	71
For the Year Ended October 31, 2021
A	$ 13.13	$ 0.06	$ 5.24	$ 5.30	$ (0.02)	$ (0.15)	$ (0.17)	$ 18.26	40.65%	$ 36,849	1.23%	1.17%	0.36%	36%
C	12.97	(0.07)	5.17	5.10	—	(0.15)	(0.15)	17.92	39.54	2,146	2.06	1.93	(0.42)	36
I	12.95	0.11	5.16	5.27	(0.07)	(0.15)	(0.22)	18.00	41.03	20,001	0.96	0.88	0.67	36
R3	12.90	0.07	5.15	5.22	—	(0.15)	(0.15)	17.97	40.70	245	1.56	1.08	0.44	36
R4	12.91	0.09	5.15	5.24	(0.04)	(0.15)	(0.19)	17.96	40.84	337	1.26	0.99	0.54	36
R5	12.87	0.12	5.12	5.24	(0.08)	(0.15)	(0.23)	17.88	41.09	195	0.96	0.81	0.71	36
R6	12.83	0.15	5.09	5.24	(0.10)	(0.15)	(0.25)	17.82	41.24	305	0.84	0.69	0.90	36
Y	13.15	0.13	5.23	5.36	(0.09)	(0.15)	(0.24)	18.27	41.08	10,014	0.95	0.79	0.78	36
F	13.29	0.14	5.30	5.44	(0.10)	(0.15)	(0.25)	18.48	41.32	83,559	0.84	0.69	0.83	36
For the Year Ended October 31, 2020
A	$ 10.92	$ 0.07	$ 2.42	$ 2.49	$ (0.05)	$ (0.23)	$ (0.28)	$ 13.13	23.27%	$ 9,476	1.49%	1.10%	0.58%	36%
C	10.93	(0.03)	2.40	2.37	(0.10)	(0.23)	(0.33)	12.97	22.24	403	2.33	1.94	(0.26)	36
I	10.78	0.10	2.39	2.49	(0.09)	(0.23)	(0.32)	12.95	23.58	3,649	1.21	0.83	0.86	36
R3	11.02	0.08	2.41	2.49	(0.38)	(0.23)	(0.61)	12.90	23.51	139	1.80	0.93	0.74	36
R4	10.93	0.09	2.39	2.48	(0.27)	(0.23)	(0.50)	12.91	23.48	229	1.50	0.93	0.76	36
R5	10.94	0.10	2.39	2.49	(0.33)	(0.23)	(0.56)	12.87	23.58	138	1.20	0.81	0.85	36
R6	10.96	0.11	2.39	2.50	(0.40)	(0.23)	(0.63)	12.83	23.73	139	1.08	0.69	0.97	36
Y	10.94	0.10	2.43	2.53	(0.09)	(0.23)	(0.32)	13.15	23.66	1,663	1.18	0.79	0.90	36
F	11.01	0.11	2.45	2.56	(0.05)	(0.23)	(0.28)	13.29	23.76	40,390	1.08	0.69	1.00	36
The accompanying notes are an integral part of these financial statements.
66

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Climate Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$ 10.99	$ 0.11	$ 1.34	$ 1.45	$ (0.11)	$ (1.41)	$ (1.52)	$ 10.92	16.47%	$ 4,510	1.79%	1.08%	1.12%	50%
C	10.99	0.12	1.35	1.47	(0.12)	(1.41)	(1.53)	10.93	16.68	286	2.38	0.95	1.19	50
I	11.00	0.13	1.32	1.45	(0.26)	(1.41)	(1.67)	10.78	16.85	2,314	1.41	0.77	1.25	50
R3	10.98	0.14	1.43	1.57	(0.12)	(1.41)	(1.53)	11.02	17.77	112	1.85	0.75	1.39	50
R4	10.99	0.13	1.35	1.48	(0.13)	(1.41)	(1.54)	10.93	16.78	125	1.61	0.84	1.30	50
R5	10.99	0.13	1.36	1.49	(0.13)	(1.41)	(1.54)	10.94	16.88	112	1.35	0.79	1.35	50
R6	11.01	0.15	1.36	1.51	(0.15)	(1.41)	(1.56)	10.96	17.12	112	1.31	0.67	1.47	50
Y	11.00	0.14	1.35	1.49	(0.14)	(1.41)	(1.55)	10.94	17.00	804	1.36	0.71	1.39	50
F	11.06	0.16	1.34	1.50	(0.14)	(1.41)	(1.55)	11.01	16.88	11,696	1.41	0.69	1.52	50
Hartford Emerging Markets Equity Fund
For the Year Ended October 31, 2023
A	$ 7.40	$ 0.24	$ 0.98	$ 1.22	$ (0.28)	$ —	$ (0.28)	$ 8.34	16.62%	$ 18,270	1.50%	1.45%	2.86%	93%
C	7.26	0.16	0.97	1.13	(0.21)	—	(0.21)	8.18	15.75	1,111	2.29	2.20	1.91	93
I	7.40	0.24	1.00	1.24	(0.30)	—	(0.30)	8.34	16.92	42,863	1.15	1.15	2.79	93
R3	7.37	0.20	0.99	1.19	(0.26)	—	(0.26)	8.30	16.24	240	1.76	1.70	2.40	93
R4	7.54	0.23	1.02	1.25	(0.28)	—	(0.28)	8.51	16.71	101	1.46	1.45	2.68	93
R5	7.34	0.24	0.99	1.23	(0.30)	—	(0.30)	8.27	16.99	25	1.16	1.15	2.84	93
R6	7.40	0.27	0.99	1.26	(0.32)	—	(0.32)	8.34	17.19	407	1.04	0.98	3.13	93
Y	7.38	0.26	0.99	1.25	(0.31)	—	(0.31)	8.32	17.09	220,615	1.15	1.10	3.02	93
F	7.35	0.26	1.00	1.26	(0.32)	—	(0.32)	8.29	17.31	111,465	1.04	0.98	3.07	93
For the Year Ended October 31, 2022
A	$ 10.88	$ 0.29	$ (3.57)	$ (3.28)	$ (0.20)	$ —	$ (0.20)	$ 7.40	(30.68)%	$ 25,711	1.49%	1.45%	3.05%	79%
C	10.66	0.21	(3.49)	(3.28)	(0.12)	—	(0.12)	7.26	(31.09)	1,130	2.29	2.20	2.27	79
I	10.87	0.32	(3.56)	(3.24)	(0.23)	—	(0.23)	7.40	(30.43)	29,368	1.16	1.16	3.45	79
R3	10.83	0.26	(3.54)	(3.28)	(0.18)	—	(0.18)	7.37	(30.81)	249	1.76	1.70	2.78	79
R4	11.09	0.26	(3.61)	(3.35)	(0.20)	—	(0.20)	7.54	(30.73)	87	1.46	1.45	2.64	79
R5	10.78	0.31	(3.52)	(3.21)	(0.23)	—	(0.23)	7.34	(30.37)	36	1.16	1.15	3.35	79
R6	10.88	0.31	(3.54)	(3.23)	(0.25)	—	(0.25)	7.40	(30.34)	337	1.05	0.98	3.49	79
Y	10.85	0.32	(3.55)	(3.23)	(0.24)	—	(0.24)	7.38	(30.42)	202,092	1.15	1.10	3.43	79
F	10.81	0.33	(3.54)	(3.21)	(0.25)	—	(0.25)	7.35	(30.35)	88,202	1.04	0.98	3.60	79
For the Year Ended October 31, 2021
A	$ 9.06	$ 0.17	$ 1.74	$ 1.91	$ (0.09)	$ —	$ (0.09)	$ 10.88	21.18%	$ 40,629	1.44%	1.44%	1.60%	95%
C	8.88	0.09	1.71	1.80	(0.02)	—	(0.02)	10.66	20.23	2,029	2.27	2.20	0.86	95
I	9.04	0.22	1.73	1.95	(0.12)	—	(0.12)	10.87	21.64	38,104	1.12	1.12	1.99	95
R3	9.01	0.16	1.73	1.89	(0.07)	—	(0.07)	10.83	20.99	400	1.74	1.70	1.47	95
R4	9.23	0.18	1.77	1.95	(0.09)	—	(0.09)	11.09	21.22	367	1.44	1.43	1.60	95
R5	9.00	0.08	1.82	1.90	(0.12)	—	(0.12)	10.78	21.24	52	1.14	1.13	0.80	95
R6	9.05	0.10	1.87	1.97	(0.14)	—	(0.14)	10.88	21.88	113	1.02	0.98	0.95	95
Y	9.03	0.21	1.74	1.95	(0.13)	—	(0.13)	10.85	21.67	302,968	1.13	1.10	1.97	95
F	9.00	0.23	1.72	1.95	(0.14)	—	(0.14)	10.81	21.78	115,177	1.02	0.98	2.15	95
The accompanying notes are an integral part of these financial statements.
67

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Emerging Markets Equity Fund – (continued)
For the Year Ended October 31, 2020
A	$ 8.96	$ 0.11	$ 0.18	$ 0.29	$ (0.19)	$ —	$ (0.19)	$ 9.06	3.12%	$ 36,749	1.47%	1.41%	1.27%	104%
C	8.78	0.04	0.16	0.20	(0.10)	—	(0.10)	8.88	2.26	1,669	2.29	2.20	0.45	104
I	8.94	0.14	0.18	0.32	(0.22)	—	(0.22)	9.04	3.45	26,381	1.14	1.08	1.61	104
R3	8.95	0.09	0.16	0.25	(0.19)	—	(0.19)	9.01	2.68	284	1.76	1.70	1.04	104
R4	9.01	0.12	0.16	0.28	(0.06)	—	(0.06)	9.23	3.12	328	1.46	1.39	1.34	104
R5	8.90	0.14	0.18	0.32	(0.22)	—	(0.22)	9.00	3.46	791	1.16	1.10	1.58	104
R6	8.96	0.15	0.17	0.32	(0.23)	—	(0.23)	9.05	3.43	1,065	1.04	0.98	1.71	104
Y	8.93	0.14	0.18	0.32	(0.22)	—	(0.22)	9.03	3.47	244,884	1.14	1.08	1.62	104
F	8.90	0.15	0.17	0.32	(0.22)	—	(0.22)	9.00	3.55	57,105	1.04	0.98	1.73	104
For the Year Ended October 31, 2019
A	$ 8.39	$ 0.18	$ 0.54	$ 0.72	$ (0.15)	$ —	$ (0.15)	$ 8.96	8.82%	$ 45,113	1.50%	1.39%	2.02%	81%
C	8.18	0.10	0.54	0.64	(0.04)	—	(0.04)	8.78	7.93	2,738	2.34	2.20	1.20	81
I	8.39	0.23	0.50	0.73	(0.18)	—	(0.18)	8.94	8.99	23,116	1.19	1.09	2.60	81
R3	8.38	0.16	0.54	0.70	(0.13)	—	(0.13)	8.95	8.45	220	1.81	1.69	1.78	81
R4	8.44	0.14	0.59	0.73	(0.16)	—	(0.16)	9.01	8.87	352	1.51	1.39	1.65	81
R5	8.34	0.22	0.52	0.74	(0.18)	—	(0.18)	8.90	9.14	691	1.21	1.10	2.51	81
R6	8.39	0.22	0.54	0.76	(0.19)	—	(0.19)	8.96	9.26	1,006	1.09	0.98	2.57	81
Y	8.38	0.29	0.45	0.74	(0.19)	—	(0.19)	8.93	9.06	205,680	1.19	1.07	3.34	81
F	8.35	0.28	0.46	0.74	(0.19)	—	(0.19)	8.90	9.17	30,845	1.09	0.98	3.20	81
Hartford Global Impact Fund
For the Year Ended October 31, 2023
A	$ 12.71	$ 0.07	$ (0.68)	$ (0.61)	$ (0.06)	$ —	$ (0.06)	$ 12.04	(4.82)%	$ 45,013	1.24%	1.19%	0.55%	34%
C	12.28	(0.03)	(0.65)	(0.68)	—	—	—	11.60	(5.54)	1,349	2.01	1.94	(0.20)	34
I	12.69	0.11	(0.67)	(0.56)	(0.10)	—	(0.10)	12.03	(4.46)	42,685	0.88	0.88	0.86	34
R3	12.47	0.04	(0.66)	(0.62)	(0.03)	—	(0.03)	11.82	(4.97)	5,175	1.48	1.41	0.32	34
R4	12.69	0.08	(0.68)	(0.60)	(0.07)	—	(0.07)	12.02	(4.75)	955	1.18	1.11	0.63	34
R5	12.59	0.13	(0.68)	(0.55)	(0.11)	—	(0.11)	11.93	(4.41)	612	0.88	0.81	0.98	34
R6	12.60	0.13	(0.67)	(0.54)	(0.12)	—	(0.12)	11.94	(4.29)	20,556	0.77	0.69	1.03	34
Y	12.62	0.13	(0.68)	(0.55)	(0.11)	—	(0.11)	11.96	(4.38)	4,526	0.87	0.79	0.98	34
F	12.69	0.14	(0.69)	(0.55)	(0.12)	—	(0.12)	12.02	(4.34)	57,478	0.77	0.69	1.05	34
For the Year Ended October 31, 2022
A	$ 17.43	$ 0.10	$ (4.40)	$ (4.30)	$ (0.02)	$ (0.40)	$ (0.42)	$ 12.71	(25.20)%	$ 46,528	1.26%	1.19%	0.67%	31%
C	16.95	(0.01)	(4.26)	(4.27)	—	(0.40)	(0.40)	12.28	(25.72)	1,576	2.03	1.94	(0.08)	31
I	17.40	0.14	(4.38)	(4.24)	(0.07)	(0.40)	(0.47)	12.69	(24.96)	47,949	0.89	0.89	0.99	31
R3	17.12	0.06	(4.31)	(4.25)	—	(0.40)	(0.40)	12.47	(25.34)	5,372	1.50	1.41	0.46	31
R4	17.39	0.09	(4.36)	(4.27)	(0.03)	(0.40)	(0.43)	12.69	(25.08)	1,085	1.17	1.11	0.71	31
R5	17.26	0.14	(4.33)	(4.19)	(0.08)	(0.40)	(0.48)	12.59	(24.87)	410	0.90	0.81	1.04	31
R6	17.28	0.15	(4.33)	(4.18)	(0.10)	(0.40)	(0.50)	12.60	(24.81)	9,243	0.78	0.69	1.13	31
Y	17.30	0.16	(4.35)	(4.19)	(0.09)	(0.40)	(0.49)	12.62	(24.85)	8,698	0.89	0.79	1.17	31
F	17.40	0.15	(4.36)	(4.21)	(0.10)	(0.40)	(0.50)	12.69	(24.81)	38,168	0.78	0.69	1.18	31
The accompanying notes are an integral part of these financial statements.
68

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Impact Fund – (continued)
For the Year Ended October 31, 2021
A	$ 12.90	$ 0.02	$ 4.57	$ 4.59	$ (0.06)	$ —	$ (0.06)	$ 17.43	35.64%	$ 58,065	1.32%	1.18%	0.12%	37%
C	12.60	(0.10)	4.45	4.35	—	—	—	16.95	34.52	2,715	2.09	1.93	(0.66)	37
I	12.88	0.07	4.56	4.63	(0.11)	—	(0.11)	17.40	36.03	43,723	0.94	0.87	0.44	37
R3	12.68	(0.02)	4.49	4.47	(0.03)	—	(0.03)	17.12	35.24	7,359	1.54	1.40	(0.11)	37
R4	12.88	0.03	4.55	4.58	(0.07)	—	(0.07)	17.39	35.65	995	1.24	1.10	0.21	37
R5	12.78	0.08	4.52	4.60	(0.12)	—	(0.12)	17.26	36.10	450	0.96	0.80	0.50	37
R6	12.79	0.11	4.52	4.63	(0.14)	—	(0.14)	17.28	36.32	9,164	0.84	0.69	0.65	37
Y	12.81	0.06	4.55	4.61	(0.12)	—	(0.12)	17.30	36.13	5,336	0.90	0.79	0.40	37
F	12.88	0.10	4.56	4.66	(0.14)	—	(0.14)	17.40	36.30	12,792	0.84	0.69	0.62	37
For the Year Ended October 31, 2020
A	$ 11.32	$ 0.06	$ 1.56	$ 1.62	$ (0.04)	$ —	$ (0.04)	$ 12.90	14.37%	$ 41,474	1.50%	1.02%	0.56%	85%
C	11.12	(0.02)	1.53	1.51	(0.03)	—	(0.03)	12.60	13.63	2,132	2.23	1.75	(0.17)	85
I	11.30	0.10	1.56	1.66	(0.08)	—	(0.08)	12.88	14.79	24,403	1.12	0.66	0.90	85
R3	11.14	0.04	1.54	1.58	(0.04)	—	(0.04)	12.68	14.21	5,327	1.72	1.22	0.36	85
R4	11.28	0.08	1.56	1.64	(0.04)	—	(0.04)	12.88	14.59	894	1.38	0.87	0.73	85
R5	11.18	0.11	1.54	1.65	(0.05)	—	(0.05)	12.78	14.77	253	1.10	0.60	0.95	85
R6	11.21	0.10	1.56	1.66	(0.08)	—	(0.08)	12.79	14.87	3,111	1.04	0.59	0.88	85
Y	11.17	0.14	1.55	1.69	(0.05)	—	(0.05)	12.81	15.15	2,958	0.93	0.43	1.27	85
F	11.36	0.12	1.57	1.69	(0.17)	—	(0.17)	12.88	15.05	3,850	0.98	0.41	1.01	85
For the Year Ended October 31, 2019
A	$ 11.10	$ 0.12	$ 1.46	$ 1.58	$ (0.06)	$ (1.30)	$ (1.36)	$ 11.32	16.93%	$ 872	1.94% (4)	1.10% (4)	1.17%	5% (5)(6)
C	10.93	0.07	1.45	1.52	(0.03)	(1.30)	(1.33)	11.12	16.45	38	2.74 (4)	1.60 (4)	0.63	5 (5)(6)
I	11.05	0.17	1.46	1.63	(0.08)	(1.30)	(1.38)	11.30	17.47	13,351	1.54 (4)	0.73 (4)	1.60	5 (5)(6)
R3	10.98	0.08	1.48	1.56	(0.10)	(1.30)	(1.40)	11.14	16.94	282	2.07 (4)	1.19 (4)	0.79	5 (5)(6)
R4	11.08	0.13	1.46	1.59	(0.09)	(1.30)	(1.39)	11.28	17.11	27	1.91 (4)	0.95 (4)	1.25	5 (5)(6)
R5	11.00	0.15	1.44	1.59	(0.11)	(1.30)	(1.41)	11.18	17.45	13	1.61 (4)	0.76 (4)	1.43	5 (5)(6)
R6	11.01	0.20	1.41	1.61	(0.11)	(1.30)	(1.41)	11.21	17.45	897	1.43 (4)	0.63 (4)	1.81	5 (5)(6)
Y	10.99	0.23	1.37	1.60	(0.12)	(1.30)	(1.42)	11.17	17.42	300	1.54 (4)	0.67 (4)	2.11	5 (5)(6)
F	11.16	0.16	1.47	1.63	(0.13)	(1.30)	(1.43)	11.36	17.43	30,632	1.49 (4)	0.66 (4)	1.54	5 (5)(6)
Hartford International Equity Fund
For the Year Ended October 31, 2023
A	$ 9.41	$ 0.22	$ 1.03	$ 1.25	$ (0.28)	$ —	$ (0.28)	$ 10.38	13.33%	$ 450,134	0.97%	0.96%	1.98%	23%
C	9.27	0.12	1.03	1.15	(0.16)	—	(0.16)	10.26	12.46	5,872	1.79	1.79	1.13	23
I	9.54	0.26	1.06	1.32	(0.32)	—	(0.32)	10.54	13.87	41,355	0.63	0.63	2.31	23
R3	9.33	0.18	1.04	1.22	(0.25)	—	(0.25)	10.30	13.11	9,976	1.26	1.25	1.69	23
R4	9.44	0.22	1.04	1.26	(0.28)	—	(0.28)	10.42	13.37	2,753	0.96	0.96	1.98	23
R5	8.29	0.19	0.94	1.13	(0.31)	—	(0.31)	9.11	13.72	406	0.66	0.66	1.98	23
R6	9.60	0.26	1.06	1.32	(0.33)	—	(0.33)	10.59	13.91	9,708	0.54	0.54	2.31	23
Y	9.55	0.26	1.05	1.31	(0.32)	—	(0.32)	10.54	13.74	11,242	0.60	0.60	2.32	23
F	9.60	0.27	1.06	1.33	(0.33)	—	(0.33)	10.60	13.91	50,725	0.54	0.54	2.40	23
The accompanying notes are an integral part of these financial statements.
69

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Equity Fund – (continued)
For the Year Ended October 31, 2022
A	$ 12.86	$ 0.23	$ (3.27)	$ (3.04)	$ (0.25)	$ (0.16)	$ (0.41)	$ 9.41	(24.35)%	$ 440,382	0.96%	0.95%	2.10%	27%
C	12.65	0.14	(3.24)	(3.10)	(0.12)	(0.16)	(0.28)	9.27	(25.03)	8,985	1.76	1.76	1.27	27
I	13.04	0.26	(3.31)	(3.05)	(0.29)	(0.16)	(0.45)	9.54	(24.15)	41,757	0.63	0.63	2.42	27
R3	12.76	0.20	(3.25)	(3.05)	(0.22)	(0.16)	(0.38)	9.33	(24.61)	9,537	1.25	1.23	1.81	27
R4	12.89	0.22	(3.28)	(3.06)	(0.23)	(0.16)	(0.39)	9.44	(24.41)	3,076	0.95	0.95	2.08	27
R5	11.32	0.26	(2.91)	(2.65)	(0.22)	(0.16)	(0.38)	8.29	(24.14)	1,089	0.65	0.65	2.63	27
R6	13.11	0.29	(3.33)	(3.04)	(0.31)	(0.16)	(0.47)	9.60	(24.02)	14,329	0.53	0.53	2.55	27
Y	13.05	0.28	(3.33)	(3.05)	(0.29)	(0.16)	(0.45)	9.55	(24.15)	11,459	0.64	0.64	2.52	27
F	13.12	0.28	(3.33)	(3.05)	(0.31)	(0.16)	(0.47)	9.60	(24.08)	48,605	0.53	0.53	2.45	27
For the Year Ended October 31, 2021
A	$ 10.24	$ 0.16	$ 2.59	$ 2.75	$ (0.13)	$ —	$ (0.13)	$ 12.86	26.93%	$ 644,435	0.94%	0.94%	1.25%	39%
C	10.05	0.04	2.58	2.62	(0.02)	—	(0.02)	12.65	26.06	17,733	1.72	1.72	0.34	39
I	10.38	0.20	2.63	2.83	(0.17)	—	(0.17)	13.04	27.35	67,019	0.61	0.61	1.58	39
R3	10.16	0.12	2.58	2.70	(0.10)	—	(0.10)	12.76	26.61	14,001	1.24	1.23	0.96	39
R4	10.26	0.15	2.61	2.76	(0.13)	—	(0.13)	12.89	27.00	5,097	0.94	0.94	1.21	39
R5	9.03	0.17	2.29	2.46	(0.17)	—	(0.17)	11.32	27.35	11,309	0.63	0.63	1.57	39
R6	10.43	0.22	2.64	2.86	(0.18)	—	(0.18)	13.11	27.52	48,911	0.53	0.53	1.67	39
Y	10.38	0.20	2.63	2.83	(0.16)	—	(0.16)	13.05	27.34	12,935	0.63	0.63	1.56	39
F	10.44	0.21	2.65	2.86	(0.18)	—	(0.18)	13.12	27.50	85,058	0.52	0.52	1.67	39
For the Year Ended October 31, 2020
A	$ 10.74	$ 0.11	$ (0.37)	$ (0.26)	$ (0.24)	$ —	$ (0.24)	$ 10.24	(2.57)%	$ 558,506	0.99%	0.99%	1.04%	77%
C	10.52	0.02	(0.35)	(0.33)	(0.14)	—	(0.14)	10.05	(3.28)	24,973	1.75	1.75	0.24	77
I	10.88	0.14	(0.36)	(0.22)	(0.28)	—	(0.28)	10.38	(2.21)	54,603	0.63	0.63	1.36	77
R3	10.65	0.08	(0.36)	(0.28)	(0.21)	—	(0.21)	10.16	(2.81)	12,115	1.24	1.23	0.79	77
R4	10.74	0.11	(0.36)	(0.25)	(0.23)	—	(0.23)	10.26	(2.52)	6,419	0.95	0.95	1.07	77
R5	9.50	0.15	(0.34)	(0.19)	(0.28)	—	(0.28)	9.03	(2.20)	8,761	0.66	0.66	1.67	77
R6	10.93	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.43	(2.11)	37,296	0.55	0.55	1.53	77
Y	10.88	0.13	(0.35)	(0.22)	(0.28)	—	(0.28)	10.38	(2.20)	13,601	0.65	0.65	1.27	77
F	10.94	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.44	(2.11)	67,949	0.54	0.54	1.50	77
For the Year Ended October 31, 2019
A	$ 9.91	$ 0.20	$ 0.67	$ 0.87	$ (0.02)	$ (0.02)	$ (0.04)	$ 10.74	8.88%	$ 685,465	0.97%	0.97%	1.94%	78%
C	9.76	0.11	0.67	0.78	—	(0.02)	(0.02)	10.52	8.01	43,009	1.71	1.71	1.13	78
I	10.01	0.23	0.69	0.92	(0.03)	(0.02)	(0.05)	10.88	9.29	82,136	0.63	0.63	2.20	78
R3	9.85	0.17	0.67	0.84	(0.02)	(0.02)	(0.04)	10.65	8.59	16,410	1.24	1.24	1.67	78
R4	9.91	0.20	0.68	0.88	(0.03)	(0.02)	(0.05)	10.74	8.89	8,653	0.96	0.96	1.99	78
R5	8.75	0.20	0.60	0.80	(0.03)	(0.02)	(0.05)	9.50	9.27	1,686	0.65	0.65	2.23	78
R6	10.06	0.24	0.69	0.93	(0.04)	(0.02)	(0.06)	10.93	9.29	22,624	0.54	0.54	2.32	78
Y	10.02	0.25	0.67	0.92	(0.04)	(0.02)	(0.06)	10.88	9.28	33,756	0.62	0.62	2.38	78
F	10.06	0.25	0.69	0.94	(0.04)	(0.02)	(0.06)	10.94	9.39	72,152	0.54	0.54	2.38	78
The accompanying notes are an integral part of these financial statements.
70

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund
For the Year Ended October 31, 2023
A	$ 12.10	$ 0.10	$ 1.65	$ 1.75	$ (0.10)	$ —	$ (0.10)	$ 13.75	14.51%	$ 96,572	1.34%	1.30%	0.66%	20%
C	10.81	(0.01)	1.48	1.47	(0.00) (7)	—	—	12.28	13.60	1,487	2.14	2.05	(0.07)	20
I	12.02	0.09	1.69	1.78	(0.15)	—	(0.15)	13.65	14.81	25,791	0.99	0.98	0.65	20
R3	12.23	0.06	1.67	1.73	(0.07)	—	(0.07)	13.89	14.12	473	1.61	1.57	0.38	20
R4	12.50	0.11	1.71	1.82	(0.11)	—	(0.11)	14.21	14.56	1,541	1.31	1.27	0.69	20
R5	12.62	0.20	1.67	1.87	(0.14)	—	(0.14)	14.35	14.88	1,041	0.96	0.96	1.27	20
R6	12.69	0.19	1.71	1.90	(0.16)	—	(0.16)	14.43	14.95	1,989	0.89	0.85	1.21	20
Y	12.66	0.12	1.75	1.87	(0.15)	—	(0.15)	14.38	14.81	1,706	1.00	0.95	0.80	20
F	12.04	0.16	1.64	1.80	(0.16)	—	(0.16)	13.68	15.02	147,457	0.89	0.85	1.09	20
For the Year Ended October 31, 2022
A	$ 19.44	$ 0.05	$ (7.30)	$ (7.25)	$ (0.03)	$ (0.06)	$ (0.09)	$ 12.10	(37.43)%	$ 92,017	1.30%	1.30%	0.41%	30%
C	17.47	(0.06)	(6.54)	(6.60)	—	(0.06)	(0.06)	10.81	(37.89)	2,070	2.10	2.05	(0.42)	30
I	19.31	0.09	(7.23)	(7.14)	(0.09)	(0.06)	(0.15)	12.02	(37.24)	105,860	0.97	0.96	0.57	30
R3	19.66	0.02	(7.39)	(7.37)	—	(0.06)	(0.06)	12.23	(37.59)	444	1.57	1.56	0.13	30
R4	20.08	0.06	(7.54)	(7.48)	(0.04)	(0.06)	(0.10)	12.50	(37.42)	1,347	1.27	1.27	0.38	30
R5	20.26	0.10	(7.59)	(7.49)	(0.09)	(0.06)	(0.15)	12.62	(37.22)	5,220	0.97	0.97	0.56	30
R6	20.38	0.14	(7.65)	(7.51)	(0.12)	(0.06)	(0.18)	12.69	(37.15)	1,484	0.85	0.85	0.84	30
Y	20.32	0.12	(7.62)	(7.50)	(0.10)	(0.06)	(0.16)	12.66	(37.18)	7,634	0.96	0.95	0.73	30
F	19.35	0.12	(7.25)	(7.13)	(0.12)	(0.06)	(0.18)	12.04	(37.17)	142,153	0.85	0.85	0.82	30
For the Year Ended October 31, 2021
A	$ 16.10	$ (0.01)	$ 3.93	$ 3.92	$ —	$ (0.58)	$ (0.58)	$ 19.44	24.68%	$ 167,201	1.26%	1.26%	(0.05)%	32%
C	14.63	(0.15)	3.57	3.42	—	(0.58)	(0.58)	17.47	23.72	5,153	2.09	2.05	(0.86)	32
I	15.97	0.04	3.91	3.95	(0.03)	(0.58)	(0.61)	19.31	25.09	247,620	1.04	1.00	0.21	32
R3	16.31	(0.06)	3.99	3.93	—	(0.58)	(0.58)	19.66	24.42	808	1.56	1.55	(0.33)	32
R4	16.61	—	4.05	4.05	—	(0.58)	(0.58)	20.08	24.71	2,783	1.26	1.26	(0.02)	32
R5	16.73	0.05	4.09	4.14	(0.03)	(0.58)	(0.61)	20.26	25.09	37,334	0.94	0.94	0.26	32
R6	16.83	0.08	4.11	4.19	(0.06)	(0.58)	(0.64)	20.38	25.23	8,367	0.84	0.84	0.40	32
Y	16.78	0.05	4.11	4.16	(0.04)	(0.58)	(0.62)	20.32	25.13	15,124	0.95	0.95	0.27	32
F	16.00	0.07	3.92	3.99	(0.06)	(0.58)	(0.64)	19.35	25.29	195,324	0.84	0.84	0.37	32
For the Year Ended October 31, 2020
A	$ 14.40	$ 0.00	$ 1.78	$ 1.78	$ (0.08)	$ —	$ (0.08)	$ 16.10	12.40%	$ 137,068	1.36%	1.30%	0.00% (8)	112%
C	13.12	(0.10)	1.61	1.51	—	—	—	14.63	11.51	5,435	2.14	2.05	(0.76)	112
I	14.29	0.06	1.75	1.81	(0.13)	—	(0.13)	15.97	12.75	189,631	0.97	0.93	0.40	112
R3	14.59	(0.04)	1.80	1.76	(0.04)	—	(0.04)	16.31	12.08	711	1.61	1.57	(0.26)	112
R4	14.83	0.01	1.83	1.84	(0.06)	—	(0.06)	16.61	12.44	2,260	1.30	1.26	0.07	112
R5	14.96	0.05	1.85	1.90	(0.13)	—	(0.13)	16.73	12.76	30,666	0.99	0.95	0.35	112
R6	15.04	0.07	1.86	1.93	(0.14)	—	(0.14)	16.83	12.90	4,560	0.90	0.85	0.48	112
Y	15.01	0.05	1.85	1.90	(0.13)	—	(0.13)	16.78	12.74	12,562	1.00	0.95	0.35	112
F	14.31	0.07	1.77	1.84	(0.15)	—	(0.15)	16.00	12.88	159,194	0.89	0.85	0.47	112
The accompanying notes are an integral part of these financial statements.
71

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund – (continued)
For the Year Ended October 31, 2019
A	$ 13.85	$ 0.09	$ 1.51	$ 1.60	$ (0.08)	$ (0.97)	$ (1.05)	$ 14.40	12.97%	$ 128,065	1.38%	1.30%	0.66%	64%
C	12.71	(0.01)	1.39	1.38	—	(0.97)	(0.97)	13.12	12.16	6,842	2.15	2.05	(0.11)	64
I	13.75	0.14	1.49	1.63	(0.12)	(0.97)	(1.09)	14.29	13.41	39,175	0.99	0.94	1.04	64
R3	14.00	0.06	1.53	1.59	(0.03)	(0.97)	(1.00)	14.59	12.63	632	1.63	1.57	0.44	64
R4	14.21	0.09	1.56	1.65	(0.06)	(0.97)	(1.03)	14.83	12.99	4,102	1.33	1.27	0.67	64
R5	14.34	0.14	1.57	1.71	(0.12)	(0.97)	(1.09)	14.96	13.40	25,303	1.02	0.96	1.00	64
R6	14.41	0.16	1.57	1.73	(0.13)	(0.97)	(1.10)	15.04	13.48	3,059	0.91	0.85	1.09	64
Y	14.39	0.15	1.57	1.72	(0.13)	(0.97)	(1.10)	15.01	13.45	18,100	0.98	0.92	1.05	64
F	13.77	0.15	1.49	1.64	(0.13)	(0.97)	(1.10)	14.31	13.50	112,149	0.91	0.85	1.12	64
The Hartford International Opportunities Fund
For the Year Ended October 31, 2023
A	$ 13.98	$ 0.18	$ 1.36	$ 1.54	$ (0.09)	$ —	$ (0.09)	$ 15.43	11.03%	$ 374,308	1.10%	1.09%	1.14%	68%
C	11.87	0.05	1.16	1.21	—	—	—	13.08	10.19	11,381	1.86	1.86	0.38	68
I	13.90	0.23	1.35	1.58	(0.15)	—	(0.15)	15.33	11.34	363,734	0.79	0.79	1.45	68
R3	14.25	0.14	1.38	1.52	(0.04)	—	(0.04)	15.73	10.67	23,836	1.41	1.41	0.84	68
R4	14.56	0.19	1.42	1.61	(0.09)	—	(0.09)	16.08	11.03	59,218	1.10	1.10	1.15	68
R5	14.72	0.24	1.43	1.67	(0.14)	—	(0.14)	16.25	11.37	265,468	0.79	0.79	1.44	68
R6	14.82	0.27	1.44	1.71	(0.16)	—	(0.16)	16.37	11.54	1,046,528	0.69	0.69	1.56	68
Y	14.82	0.25	1.44	1.69	(0.15)	—	(0.15)	16.36	11.38	711,209	0.79	0.78	1.45	68
F	13.91	0.25	1.35	1.60	(0.16)	—	(0.16)	15.35	11.51	565,225	0.69	0.69	1.54	68
For the Year Ended October 31, 2022
A	$ 21.23	$ 0.18	$ (5.43)	$ (5.25)	$ (0.25)	$ (1.75)	$ (2.00)	$ 13.98	(27.18)%	$ 370,470	1.09%	1.09%	1.08%	95%
C	18.33	0.04	(4.63)	(4.59)	(0.12)	(1.75)	(1.87)	11.87	(27.75)	15,181	1.85	1.85	0.31	95
I	21.13	0.24	(5.41)	(5.17)	(0.31)	(1.75)	(2.06)	13.90	(26.99)	480,987	0.78	0.78	1.42	95
R3	21.59	0.12	(5.54)	(5.42)	(0.17)	(1.75)	(1.92)	14.25	(27.43)	24,237	1.41	1.41	0.76	95
R4	22.02	0.19	(5.66)	(5.47)	(0.24)	(1.75)	(1.99)	14.56	(27.21)	66,846	1.10	1.10	1.06	95
R5	22.25	0.23	(5.71)	(5.48)	(0.30)	(1.75)	(2.05)	14.72	(27.00)	250,539	0.79	0.79	1.37	95
R6	22.39	0.27	(5.76)	(5.49)	(0.33)	(1.75)	(2.08)	14.82	(26.94)	848,859	0.69	0.69	1.50	95
Y	22.38	0.24	(5.74)	(5.50)	(0.31)	(1.75)	(2.06)	14.82	(26.95)	855,067	0.79	0.76	1.40	95
F	21.15	0.25	(5.41)	(5.16)	(0.33)	(1.75)	(2.08)	13.91	(26.95)	536,325	0.69	0.69	1.50	95
For the Year Ended October 31, 2021
A	$ 16.66	$ 0.13	$ 4.51	$ 4.64	$ (0.07)	$ —	$ (0.07)	$ 21.23	27.91%	$ 563,577	1.08%	1.07%	0.66%	99%
C	14.44	(0.03)	3.92	3.89	—	—	—	18.33	26.94	27,868	1.85	1.85	(0.14)	99
I	16.57	0.20	4.49	4.69	(0.13)	—	(0.13)	21.13	28.38	579,815	0.77	0.77	0.97	99
R3	16.93	0.06	4.60	4.66	(0.00) (7)	—	—	21.59	27.54	36,293	1.40	1.40	0.31	99
R4	17.27	0.13	4.69	4.82	(0.07)	—	(0.07)	22.02	27.94	110,424	1.10	1.10	0.63	99
R5	17.44	0.20	4.74	4.94	(0.13)	—	(0.13)	22.25	28.37	358,244	0.79	0.79	0.94	99
R6	17.55	0.23	4.75	4.98	(0.14)	—	(0.14)	22.39	28.47	1,037,195	0.69	0.69	1.06	99
Y	17.55	0.21	4.75	4.96	(0.13)	—	(0.13)	22.38	28.34	1,299,603	0.79	0.75	0.97	99
F	16.58	0.21	4.50	4.71	(0.14)	—	(0.14)	21.15	28.51	776,074	0.69	0.69	1.04	99
The accompanying notes are an integral part of these financial statements.
72

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Opportunities Fund – (continued)
For the Year Ended October 31, 2020
A	$ 15.70	$ 0.05	$ 1.12	$ 1.17	$ (0.21)	$ —	$ (0.21)	$ 16.66	7.48%	$ 450,001	1.12%	1.12%	0.29%	100%
C	13.63	(0.07)	0.98	0.91	(0.10)	—	(0.10)	14.44	6.67	27,825	1.89	1.89	(0.48)	100
I	15.62	0.10	1.12	1.22	(0.27)	—	(0.27)	16.57	7.81	347,719	0.78	0.78	0.63	100
R3	15.95	0.00	1.13	1.13	(0.15)	—	(0.15)	16.93	7.10	37,082	1.42	1.42	(0.01)	100
R4	16.26	0.05	1.16	1.21	(0.20)	—	(0.20)	17.27	7.45	104,353	1.10	1.10	0.30	100
R5	16.43	0.11	1.16	1.27	(0.26)	—	(0.26)	17.44	7.77	307,347	0.80	0.80	0.66	100
R6	16.53	0.12	1.18	1.30	(0.28)	—	(0.28)	17.55	7.88	739,434	0.70	0.70	0.71	100
Y	16.53	0.11	1.18	1.29	(0.27)	—	(0.27)	17.55	7.83	1,074,227	0.80	0.76	0.66	100
F	15.63	0.11	1.12	1.23	(0.28)	—	(0.28)	16.58	7.89	619,937	0.70	0.70	0.71	100
For the Year Ended October 31, 2019
A	$ 14.66	$ 0.21	$ 1.36	$ 1.57	$ (0.18)	$ (0.35)	$ (0.53)	$ 15.70	11.32%	$ 464,083	1.12%	1.12%	1.42%	92%
C	12.74	0.08	1.19	1.27	(0.03)	(0.35)	(0.38)	13.63	10.46	37,457	1.89	1.89	0.64	92
I	14.60	0.25	1.35	1.60	(0.23)	(0.35)	(0.58)	15.62	11.67	350,647	0.79	0.79	1.71	92
R3	14.87	0.17	1.39	1.56	(0.13)	(0.35)	(0.48)	15.95	11.03	51,593	1.42	1.42	1.14	92
R4	15.16	0.22	1.41	1.63	(0.18)	(0.35)	(0.53)	16.26	11.34	133,349	1.12	1.12	1.44	92
R5	15.32	0.27	1.42	1.69	(0.23)	(0.35)	(0.58)	16.43	11.73	265,062	0.80	0.80	1.74	92
R6	15.42	0.30	1.41	1.71	(0.25)	(0.35)	(0.60)	16.53	11.78	638,619	0.70	0.70	1.93	92
Y	15.41	0.28	1.43	1.71	(0.24)	(0.35)	(0.59)	16.53	11.80	981,426	0.78	0.75	1.80	92
F	14.61	0.27	1.35	1.62	(0.25)	(0.35)	(0.60)	15.63	11.82	660,251	0.70	0.70	1.82	92
The Hartford International Value Fund
For the Year Ended October 31, 2023
A	$ 13.61	$ 0.42	$ 2.48	$ 2.90	$ (0.40)	$ —	$ (0.40)	$ 16.11	21.54%	$ 120,223	1.19%	1.19%	2.58%	25%
C	13.39	0.32	2.42	2.74	(0.22)	—	(0.22)	15.91	20.61	5,551	1.94	1.94	1.99	25
I	13.68	0.50	2.46	2.96	(0.44)	—	(0.44)	16.20	21.86	1,837,623	0.92	0.92	3.06	25
R3	13.63	0.36	2.49	2.85	(0.35)	—	(0.35)	16.13	21.10	938	1.54	1.54	2.20	25
R4	13.57	0.46	2.43	2.89	(0.39)	—	(0.39)	16.07	21.47	5,387	1.24	1.23	2.86	25
R5	13.73	0.49	2.47	2.96	(0.43)	—	(0.43)	16.26	21.83	36,721	0.91	0.91	2.98	25
R6	14.04	0.62	2.43	3.05	(0.45)	—	(0.45)	16.64	21.98	307,970	0.82	0.82	3.58	25
Y	14.02	0.49	2.55	3.04	(0.44)	—	(0.44)	16.62	21.93	759,465	0.89	0.89	2.94	25
F	13.70	0.49	2.48	2.97	(0.45)	—	(0.45)	16.22	21.94	553,154	0.82	0.82	2.99	25
For the Year Ended October 31, 2022
A	$ 16.64	$ 0.40	$ (2.95)	$ (2.55)	$ (0.48)	$ —	$ (0.48)	$ 13.61	(15.74)%	$ 61,526	1.21%	1.21%	2.63%	32%
C	16.36	0.28	(2.92)	(2.64)	(0.33)	—	(0.33)	13.39	(16.42)	3,256	1.97	1.97	1.84	32
I	16.72	0.44	(2.96)	(2.52)	(0.52)	—	(0.52)	13.68	(15.52)	1,147,284	0.93	0.92	2.89	32
R3	16.65	0.34	(2.95)	(2.61)	(0.41)	—	(0.41)	13.63	(16.04)	618	1.55	1.55	2.26	32
R4	16.59	0.39	(2.94)	(2.55)	(0.47)	—	(0.47)	13.57	(15.79)	3,265	1.25	1.25	2.58	32
R5	16.78	0.44	(2.97)	(2.53)	(0.52)	—	(0.52)	13.73	(15.53)	31,492	0.94	0.94	2.87	32
R6	17.14	0.46	(3.03)	(2.57)	(0.53)	—	(0.53)	14.04	(15.42)	24,542	0.83	0.83	2.92	32
Y	17.13	0.46	(3.04)	(2.58)	(0.53)	—	(0.53)	14.02	(15.53)	472,690	0.91	0.91	2.94	32
F	16.74	0.51	(3.02)	(2.51)	(0.53)	—	(0.53)	13.70	(15.42)	381,828	0.83	0.83	3.36	32
The accompanying notes are an integral part of these financial statements.
73

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Value Fund – (continued)
For the Year Ended October 31, 2021
A	$ 11.27	$ 0.29	$ 5.24	$ 5.53	$ (0.16)	$ —	$ (0.16)	$ 16.64	49.38%	$ 58,055	1.23%	1.23%	1.88%	25%
C	11.12	0.15	5.20	5.35	(0.11)	—	(0.11)	16.36	48.27	7,693	1.97	1.97	1.00	25
I	11.40	0.34	5.28	5.62	(0.30)	—	(0.30)	16.72	49.79	1,370,819	0.95	0.95	2.19	25
R3	11.36	0.25	5.26	5.51	(0.22)	—	(0.22)	16.65	48.84	704	1.56	1.56	1.59	25
R4	11.32	0.28	5.24	5.52	(0.25)	—	(0.25)	16.59	49.24	4,081	1.26	1.26	1.79	25
R5	11.44	0.32	5.31	5.63	(0.29)	—	(0.29)	16.78	49.76	37,168	0.94	0.94	2.09	25
R6	11.68	0.31	5.45	5.76	(0.30)	—	(0.30)	17.14	49.88	30,933	0.84	0.84	2.01	25
Y	11.67	0.35	5.41	5.76	(0.30)	—	(0.30)	17.13	49.84	438,442	0.91	0.90	2.19	25
F	11.41	0.32	5.32	5.64	(0.31)	—	(0.31)	16.74	49.94	238,372	0.84	0.84	2.10	25
For the Year Ended October 31, 2020
A	$ 14.53	$ 0.16	$ (3.00)	$ (2.84)	$ (0.42)	$ —	$ (0.42)	$ 11.27	(20.24)%	$ 29,857	1.22%	1.22%	1.31%	26%
C	14.31	0.05	(2.96)	(2.91)	(0.28)	—	(0.28)	11.12	(20.83)	6,692	1.99	1.99	0.37	26
I	14.69	0.19	(3.01)	(2.82)	(0.47)	—	(0.47)	11.40	(19.98)	450,897	0.92	0.92	1.56	26
R3	14.62	0.11	(3.03)	(2.92)	(0.34)	—	(0.34)	11.36	(20.53)	344	1.57	1.57	0.88	26
R4	14.62	0.15	(3.00)	(2.85)	(0.45)	—	(0.45)	11.32	(20.26)	2,812	1.27	1.27	1.26	26
R5	14.72	0.20	(3.02)	(2.82)	(0.46)	—	(0.46)	11.44	(19.94)	26,420	0.95	0.95	1.59	26
R6	15.03	0.20	(3.07)	(2.87)	(0.48)	—	(0.48)	11.68	(19.87)	40,184	0.86	0.86	1.58	26
Y	15.02	0.19	(3.07)	(2.88)	(0.47)	—	(0.47)	11.67	(19.93)	224,804	0.93	0.91	1.43	26
F	14.70	0.19	(3.00)	(2.81)	(0.48)	—	(0.48)	11.41	(19.91)	176,284	0.86	0.86	1.53	26
For the Year Ended October 31, 2019
A	$ 15.11	$ 0.31	$ 0.15	$ 0.46	$ (0.34)	$ (0.70)	$ (1.04)	$ 14.53	3.90%	$ 205,566	1.20%	1.20%	2.19%	51%
C	14.86	0.20	0.17	0.37	(0.22)	(0.70)	(0.92)	14.31	3.14	17,367	1.95	1.95	1.45	51
I	15.28	0.39	0.12	0.51	(0.40)	(0.70)	(1.10)	14.69	4.20	1,004,021	0.91	0.91	2.74	51
R3	15.17	0.25	0.18	0.43	(0.28)	(0.70)	(0.98)	14.62	3.53	669	1.54	1.54	1.80	51
R4	15.20	0.31	0.15	0.46	(0.34)	(0.70)	(1.04)	14.62	3.85	1,396	1.25	1.25	2.17	51
R5	15.32	0.39	0.11	0.50	(0.40)	(0.70)	(1.10)	14.72	4.13	34,293	0.95	0.95	2.80	51
R6 (9)	14.59	0.30	0.14	0.44	—	—	—	15.03	3.05 (10)	170,365	0.84 (11)	0.84 (11)	3.15 (11)	51
Y	15.60	0.38	0.14	0.52	(0.40)	(0.70)	(1.10)	15.02	4.21	619,624	0.90	0.89	2.63	51
F	15.30	0.36	0.15	0.51	(0.41)	(0.70)	(1.11)	14.70	4.24	280,593	0.84	0.84	2.55	51

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(5)	Effective October 7, 2019, the Global Impact Fund commenced operations as a stand-alone fund. The portfolio turnover is reflective of the activity from October 7, 2019 to October 31, 2019. The blended portfolio turnover rate of the Global Impact Fund and its former master portfolio, the Global Impact Master Portfolio (the “Master Portfolio”), is 108% which reflects the portfolio turnover of the Master Portfolio from November 1, 2018 through October 4, 2019 and the Global Impact Fund from October 7, 2019 to October 31, 2019.
(6)	The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(7)	Amount is less than $0.01 per share.
(8)	Amount is less than 0.01%.
(9)	Commenced operations on February 28, 2019.
(10)	Not annualized.
(11)	Annualized.
The accompanying notes are an integral part of these financial statements.
74

Hartford International/Global Equity Funds
 Notes to Financial Statements
 October 31, 2023

1.	Organization:
The Hartford Mutual Funds, Inc. (the "Company") is an open-end registered management investment company comprised of thirty-seven series, as of October 31, 2023. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:
Hartford Climate Opportunities Fund (the "Climate Opportunities Fund")
Hartford Emerging Markets Equity Fund (the "Emerging Markets Equity Fund")
Hartford Global Impact Fund (the "Global Impact Fund")
Hartford International Equity Fund (the "International Equity Fund")
The Hartford International Growth Fund (the "International Growth Fund")
The Hartford International Opportunities Fund (the "International Opportunities Fund")
The Hartford International Value Fund (the "International Value Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Classes A, C, and I of the International Equity Fund are closed to new investors, subject to certain exceptions set forth in the International Equity Fund's prospectus.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
75

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment
76

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, such Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
The International Opportunities Fund filed claims to recover taxes withheld on prior year reclaims (EU reclaims) related to French taxes withheld on dividend income from 2009, 2010 and 2011. The International Opportunities Fund received EU reclaims with related interest in the amount of $584,905, which is recorded on the Statement of Operations as Foreign withholding tax reclaims.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which such Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
77

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income, if any, annually and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and
Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2023.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2023, each of Emerging Markets Equity Fund, International Equity Fund and International Value Fund had used Futures Contracts.
78

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

b)	Additional Derivative Instrument Information:
Emerging Markets Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 264,313	$ —	$ 264,313
Total	$ —	$ —	$ —	$ 264,313	$ —	$ 264,313

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (55,107)	$ —	$ (55,107)
Total	$ —	$ —	$ —	$ (55,107)	$ —	$ (55,107)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 1,538	$ —	$ 1,538
Total	$ —	$ —	$ —	$ 1,538	$ —	$ 1,538
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	63
International Equity Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 786,034	$ —	$ 786,034
Total	$ —	$ —	$ —	$ 786,034	$ —	$ 786,034

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

79

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

International Equity Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 1,023,036	$ —	$ 1,023,036
Net realized gain (loss) on foreign currency contracts	—	(278)	—	—	—	(278)
Total	$ —	$ (278)	$ —	$ 1,023,036	$ —	$ 1,022,758
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (916,931)	$ —	$ (916,931)
Total	$ —	$ —	$ —	$ (916,931)	$ —	$ (916,931)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	114
Foreign Currency Contracts Sold at Contract Amount	$ (9,813)
International Value Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 1,848,806	$ —	$ 1,848,806
Total	$ —	$ —	$ —	$ 1,848,806	$ —	$ 1,848,806

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 2,509,045	$ —	$ 2,509,045
Total	$ —	$ —	$ —	$ 2,509,045	$ —	$ 2,509,045
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (2,621,405)	$ —	$ (2,621,405)
Total	$ —	$ —	$ —	$ (2,621,405)	$ —	$ (2,621,405)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	510
80

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2023:

Emerging Markets Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (264,313)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(264,313)
Derivatives not subject to a MNA	—	264,313
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

International Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (786,034)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(786,034)
Derivatives not subject to a MNA	—	786,034
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

International Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (1,848,806)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(1,848,806)
Derivatives not subject to a MNA	—	1,848,806
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
81

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The banking sector has recently been subject to increased market volatility. As a result, a Fund’s investments in the banking sector may be subject to increased volatility risk.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Geopolitical events, including the invasion of Ukraine by Russia and conflict between Israel and Hamas, have injected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could continue to adversely affect the global energy and financial markets and, thus, have adversely affected and could continue to adversely affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
82

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2023 and October 31, 2022 are as follows:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Fund	Ordinary Income	Ordinary Income	Long-Term Capital Gains(1)
Climate Opportunities Fund	$ 1,100,005	$ 3,036,229	$ 5,117,588
Emerging Markets Equity Fund	13,750,033	11,500,020	—
Global Impact Fund	1,285,003	843,635	3,121,812
International Equity Fund	16,999,980	18,150,915	11,309,140
International Growth Fund	3,100,010	3,012,858	2,188,410
International Opportunities Fund	33,700,174	73,000,297	386,397,079
International Value Fund	69,100,012	67,560,187	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
As of October 31, 2023, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Climate Opportunities Fund	$ 812,054	$ (5,631,748)	$ (2,421,637)	$ (7,241,331)
Emerging Markets Equity Fund	14,291,027	(67,195,353)	(7,312,191)	(60,216,517)
Global Impact Fund	1,704,190	(36,061,075)	(9,072,853)	(43,429,738)
International Equity Fund	12,375,625	(30,425,294)	5,696,005	(12,353,664)
International Growth Fund	2,251,398	(29,977,234)	33,179,666	5,453,830
International Opportunities Fund	54,599,613	(317,405,442)	191,244,985	(71,560,844)
International Value Fund	99,277,118	(219,819,252)	(112,234,071)	(232,776,205)
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non deductible expenses from partnership adjustments. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2023, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
International Equity Fund	$ (14,470)	$ 14,470
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2023 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Climate Opportunities Fund	$ 4,039,025	$ 1,592,723
Emerging Markets Equity Fund	56,167,877	11,027,476
Global Impact Fund*	13,900,707	22,160,368
International Equity Fund	22,422,955	8,002,339
International Growth Fund	16,983,963	12,993,271
International Opportunities Fund	317,405,442	—
International Value Fund	7,994,978	211,824,274

*	Future utilization of losses are subject to limitation under current tax law.
During the year ended October 31, 2023, the International Growth Fund utilized $277,892 and the International Value Fund utilized $100,647,453 of prior year capital loss carryforward.
83

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2023 is different from book purposes primarily due to wash sale loss deferrals and adjustments related to PFICs. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals, and mark to market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Climate Opportunities Fund	$ 118,017,827	$ 8,816,742	$ (11,232,180)	$ (2,415,438)
Emerging Markets Equity Fund	392,591,314	45,401,018	(52,013,497)	(6,612,479)
Global Impact Fund	178,918,208	20,261,248	(29,263,507)	(9,002,259)
International Equity Fund	564,412,525	73,246,081	(67,254,028)	5,992,053
International Growth Fund	239,787,356	49,674,685	(16,486,345)	33,188,340
International Opportunities Fund	3,190,336,186	358,413,990	(164,992,727)	193,421,263
International Value Fund	3,625,993,579	302,644,871	(414,290,752)	(111,645,881)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of October 31, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund (or allocated portion of the assets in the case of Climate Opportunities Fund) in accordance with the Fund’s investment objective and policies. With respect to the Climate Opportunities Fund, HFMC has also entered into a sub-advisory agreement with Schroder Investment Management North America Inc. (“SIMNA”) and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement. SIMNA performs the daily investment of the assets for a portion of the Climate Opportunities Fund in accordance with Climate Opportunities Fund's investment objectives and policies and SIMNA may allocate assets to or from SIMNA Ltd., an affiliate of SIMNA, in connection with the daily investment of the assets for such portion of the Climate Opportunities Fund. HFMC pays a sub-advisory fee to one or more sub-advisers out of its investment management fee. With respect to Climate Opportunities Fund, SIMNA pays a sub-sub-advisory fee to SIMNA Ltd. out of the sub-advisory fees received from HFMC for the Fund.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2023; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Climate Opportunities Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion
Emerging Markets Equity Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% over $1 billion
84

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Fund	Management Fee Rates
Global Impact Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion
International Equity Fund	0.4600% on first $1 billion and;
0.4500% on next $1 billion and;
0.4400% on next $3 billion and;
0.4300% over $5 billion
International Growth Fund	0.8000% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6500% over $1 billion
International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion
International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2023, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) until February 29, 2024 (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Global Impact Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
International Growth Fund	1.30%	2.05%	0.98%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2023, these amounts, if any, are included in the Statements of Operations.
85

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	1.19%	1.94%	0.89%	1.41%	1.10%	0.81%	0.69%	0.79%	0.69%
Emerging Markets Equity Fund	1.45%	2.20%	1.15%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Global Impact Fund	1.19%	1.94%	0.88%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
International Equity Fund	0.96%	1.79%	0.63%	1.25%	0.96%	0.66%	0.54%	0.60%	0.54%
International Growth Fund	1.30%	2.05%	0.98%	1.57%	1.27%	0.96%	0.85%	0.95%	0.85%
International Opportunities Fund	1.09%	1.86%	0.79%	1.41%	1.10%	0.79%	0.69%	0.78%	0.69%
International Value Fund	1.19%	1.94%	0.92%	1.54%	1.23%	0.91%	0.82%	0.89%	0.82%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2023, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Climate Opportunities Fund	$ 275,667	$ 5,310
Emerging Markets Equity Fund	18,404	331
Global Impact Fund	61,139	583
International Equity Fund	94,433	535
International Growth Fund	72,506	1,980
International Opportunities Fund	245,936	3,272
International Value Fund	138,090	4,784
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2023, a portion of the Company’s Chief Compliance Officer’s ("CCO") compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Climate Opportunities Fund	$ 284
Emerging Markets Equity Fund	888
Global Impact Fund	439
International Equity Fund	1,467
International Growth Fund	724
International Opportunities Fund	9,133
International Value Fund	7,840
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to SS&C GIDS, Inc. ("SS&C", formerly known as DST
86

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Asset Manager Solutions, Inc.) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and SS&C (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2023, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below until February 29, 2024, unless the Board of Directors approves its earlier termination as follows:
Fund	Class Y
International Opportunities Fund	0.09%
From November 1, 2022 through February 28, 2023, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class I	Class Y
International Opportunities Fund	N/A	0.08%
International Value Fund	0.09%	N/A
Pursuant to a sub-transfer agency agreement between HASCO and SS&C, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to SS&C. Each Fund does not pay any fee directly to SS&C; rather, HASCO makes all such payments to SS&C. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2023, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	0.15%	0.17%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Emerging Markets Equity Fund	0.21%	0.25%	0.11%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Global Impact Fund	0.22%	0.25%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
International Equity Fund	0.18%	0.25%	0.09%	0.22%	0.17%	0.12%	0.00% *	0.06%	0.00% *
International Growth Fund	0.20%	0.25%	0.11%	0.22%	0.17%	0.08%	0.00% *	0.11%	0.00% *
International Opportunities Fund	0.16%	0.17%	0.10%	0.22%	0.16%	0.10%	0.00% *	0.09%	0.00% *
International Value Fund	0.12%	0.13%	0.10%	0.22%	0.17%	0.10%	0.00% *	0.08%	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
87

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2023.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Climate Opportunities Fund	$ 46,909	$ 46,634	$ —
Emerging Markets Equity Fund	11,676	12,000	—
Global Impact Fund	—	—	—
International Equity Fund	3,224,121	3,307,677	—
International Growth Fund	—	—	83,170
International Opportunities Fund	32,603,418	26,554,107	6,619,862
International Value Fund	25,611,055	26,176,235	720,674

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliate Holdings:
As of October 31, 2023, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	—	—	—	5%	97%	0%*	—	—	—
Emerging Markets Equity Fund	—	—	—	—	—	31%	2%	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	—	—	—	0%*	0% *	0% *	—	—	—
Emerging Markets Equity Fund	—	—	—	—	—	0% *	0% *	—	—

*	Percentage rounds to zero.
88

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

As of October 31, 2023, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
International Growth Fund	17%
International Opportunities Fund	3%

*	As of October 31, 2023, affiliated funds of funds and the 529 plan were invested in Class F shares.
10.	Investment Transactions:
For the year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Climate Opportunities Fund	$ 100,333,666	$ 86,421,120	$ 100,333,666	$ 86,421,120
Emerging Markets Equity Fund	348,675,521	354,423,911	348,675,521	354,423,911
Global Impact Fund	88,399,777	60,683,647	88,399,777	60,683,647
International Equity Fund	142,342,394	205,383,378	142,342,394	205,383,378
International Growth Fund	62,856,363	193,629,466	62,856,363	193,629,466
International Opportunities Fund	2,588,177,272	2,935,814,873	2,588,177,272	2,935,814,873
International Value Fund	1,829,397,738	760,681,678	1,829,397,738	760,681,678
11.	Capital Share Transactions:
The following information is for the years ended October 31, 2023 and October 31, 2022:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Climate Opportunities Fund
Class A
Shares Sold	659,074	$ 9,770,166	800,331	$ 12,507,619
Shares Issued for Reinvested Dividends	15,822	218,192	108,845	1,868,184
Shares Redeemed	(482,738)	(7,060,330)	(655,168)	(9,560,613)
Net Increase (Decrease)	192,158	2,928,028	254,008	4,815,190
Class C
Shares Sold	69,964	$ 1,029,649	48,180	$ 712,886
Shares Issued for Reinvested Dividends	—	—	6,338	106,547
Shares Redeemed	(33,658)	(481,434)	(19,995)	(298,529)
Net Increase (Decrease)	36,306	548,215	34,523	520,904
Class I
Shares Sold	1,025,285	$ 14,762,538	1,456,899	$ 21,548,397
Shares Issued for Reinvested Dividends	16,848	228,297	62,206	1,052,228
Shares Redeemed	(1,034,017)	(14,974,585)	(1,009,495)	(13,731,053)
Net Increase (Decrease)	8,116	16,250	509,610	8,869,572
Class R3
Shares Sold	8,168	$ 123,198	510	$ 7,811
Shares Issued for Reinvested Dividends	22	294	702	11,864
Shares Redeemed	(54)	(785)	(10,807)	(165,835)
Net Increase (Decrease)	8,136	122,707	(9,595)	(146,160)
Class R4
Shares Sold	3	$ 42	1,197	$ 17,685
Shares Issued for Reinvested Dividends	17	226	950	16,040
Shares Redeemed	(1,318)	(19,134)	(18,928)	(280,479)
Net Increase (Decrease)	(1,298)	(18,866)	(16,781)	(246,754)
89

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	469,488	$ 6,645,017	6,710	$ 103,961
Shares Issued for Reinvested Dividends	86	1,161	619	10,397
Shares Redeemed	(82,185)	(1,197,073)	(10,858)	(165,046)
Net Increase (Decrease)	387,389	5,449,105	(3,529)	(50,688)
Class R6
Shares Sold	289,333	$ 4,249,132	29,236	$ 447,621
Shares Issued for Reinvested Dividends	347	4,639	1,001	16,752
Shares Redeemed	(48,749)	(683,549)	(20,702)	(331,130)
Net Increase (Decrease)	240,931	3,570,222	9,535	133,243
Class Y
Shares Sold	198,248	$ 2,941,267	70,767	$ 1,096,194
Shares Issued for Reinvested Dividends	5,935	81,606	29,365	504,614
Shares Redeemed	(185,515)	(2,733,895)	(90,459)	(1,383,118)
Net Increase (Decrease)	18,668	288,978	9,673	217,690
Class F
Shares Sold	784,738	$ 11,734,970	1,543,604	$ 24,084,314
Shares Issued for Reinvested Dividends	39,007	542,199	244,318	4,249,295
Shares Redeemed	(677,951)	(10,062,745)	(3,043,534)	(46,836,392)
Net Increase (Decrease)	145,794	2,214,424	(1,255,612)	(18,502,783)
Total Net Increase (Decrease)	1,036,200	$ 15,119,063	(468,168)	$ (4,389,786)
Emerging Markets Equity Fund
Class A
Shares Sold	398,979	$ 3,438,187	367,765	$ 3,498,072
Shares Issued for Reinvested Dividends	116,382	926,398	71,500	749,321
Shares Redeemed	(1,799,027)	(15,842,242)	(700,856)	(6,494,410)
Net Increase (Decrease)	(1,283,666)	(11,477,657)	(261,591)	(2,247,017)
Class C
Shares Sold	9,413	$ 79,071	10,484	$ 92,415
Shares Issued for Reinvested Dividends	3,977	31,217	2,181	22,534
Shares Redeemed	(33,329)	(275,675)	(47,162)	(443,761)
Net Increase (Decrease)	(19,939)	(165,387)	(34,497)	(328,812)
Class I
Shares Sold	2,330,290	$ 20,330,859	1,218,815	$ 11,500,812
Shares Issued for Reinvested Dividends	143,046	1,135,786	77,639	811,325
Shares Redeemed	(1,304,925)	(11,063,072)	(832,804)	(7,611,035)
Net Increase (Decrease)	1,168,411	10,403,573	463,650	4,701,102
Class R3
Shares Sold	7,709	$ 65,665	5,328	$ 48,646
Shares Issued for Reinvested Dividends	935	7,421	545	5,693
Shares Redeemed	(13,516)	(111,341)	(9,091)	(93,863)
Net Increase (Decrease)	(4,872)	(38,255)	(3,218)	(39,524)
Class R4
Shares Sold	1,668	$ 14,206	1,863	$ 19,028
Shares Issued for Reinvested Dividends	406	3,291	644	6,875
Shares Redeemed	(1,657)	(14,451)	(24,088)	(213,051)
Net Increase (Decrease)	417	3,046	(21,581)	(187,148)
Class R5
Shares Sold	5	$ 37	224	$ 1,948
Shares Issued for Reinvested Dividends	188	1,481	110	1,138
Shares Redeemed	(2,049)	(16,883)	(221)	(1,960)
Net Increase (Decrease)	(1,856)	(15,365)	113	1,126
Class R6
Shares Sold	8,524	$ 71,789	36,265	$ 306,932
Shares Issued for Reinvested Dividends	975	7,735	253	2,635
Shares Redeemed	(6,344)	(54,406)	(1,360)	(12,220)
Net Increase (Decrease)	3,155	25,118	35,158	297,347
90

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	3,813,336	$ 31,442,171	6,269,667	$ 60,816,230
Shares Issued for Reinvested Dividends	1,017,063	8,044,967	663,591	6,914,616
Shares Redeemed	(5,686,121)	(47,397,649)	(7,481,782)	(65,760,859)
Net Increase (Decrease)	(855,722)	(7,910,511)	(548,524)	1,969,987
Class F
Shares Sold	6,414,879	$ 54,116,553	4,403,856	$ 41,386,216
Shares Issued for Reinvested Dividends	17,913	140,974	10,252	106,317
Shares Redeemed	(4,973,537)	(41,166,861)	(3,074,990)	(27,515,283)
Net Increase (Decrease)	1,459,255	13,090,666	1,339,118	13,977,250
Total Net Increase (Decrease)	465,183	$ 3,915,228	968,628	$ 18,144,311
Global Impact Fund
Class A
Shares Sold	790,902	$ 10,414,731	934,439	$ 13,166,978
Shares Issued for Reinvested Dividends	17,797	224,417	84,664	1,385,523
Shares Redeemed	(731,942)	(9,709,469)	(690,780)	(9,836,127)
Net Increase (Decrease)	76,757	929,679	328,323	4,716,374
Class C
Shares Sold	23,324	$ 299,266	21,072	$ 302,137
Shares Issued for Reinvested Dividends	—	—	3,851	61,155
Shares Redeemed	(35,459)	(449,312)	(56,713)	(773,061)
Net Increase (Decrease)	(12,135)	(150,046)	(31,790)	(409,769)
Class I
Shares Sold	1,163,711	$ 15,275,982	2,452,534	$ 34,669,968
Shares Issued for Reinvested Dividends	28,957	363,694	73,321	1,200,073
Shares Redeemed	(1,421,304)	(18,429,508)	(1,260,602)	(17,183,558)
Net Increase (Decrease)	(228,636)	(2,789,832)	1,265,253	18,686,483
Class R3
Shares Sold	99,525	$ 1,281,287	133,587	$ 1,812,291
Shares Issued for Reinvested Dividends	1,149	14,251	10,206	163,900
Shares Redeemed	(93,442)	(1,212,665)	(142,886)	(2,172,107)
Net Increase (Decrease)	7,232	82,873	907	(195,916)
Class R4
Shares Sold	7,397	$ 96,873	39,107	$ 502,938
Shares Issued for Reinvested Dividends	477	5,997	1,477	24,132
Shares Redeemed	(13,967)	(185,342)	(12,232)	(192,875)
Net Increase (Decrease)	(6,093)	(82,472)	28,352	334,195
Class R5
Shares Sold	28,508	$ 366,668	8,533	$ 124,468
Shares Issued for Reinvested Dividends	274	3,408	871	14,142
Shares Redeemed	(10,110)	(131,695)	(2,882)	(41,540)
Net Increase (Decrease)	18,672	238,381	6,522	97,070
Class R6
Shares Sold	1,360,633	$ 17,712,607	292,245	$ 4,123,533
Shares Issued for Reinvested Dividends	15,575	193,752	18,847	306,485
Shares Redeemed	(387,766)	(5,090,094)	(107,928)	(1,555,852)
Net Increase (Decrease)	988,442	12,816,265	203,164	2,874,166
Class Y
Shares Sold	155,349	$ 1,990,430	3,052,166	$ 45,850,098
Shares Issued for Reinvested Dividends	4,059	50,617	16,076	262,294
Shares Redeemed	(470,080)	(6,081,928)	(2,687,451)	(34,460,707)
Net Increase (Decrease)	(310,672)	(4,040,881)	380,791	11,651,685
Class F
Shares Sold	2,703,898	$ 35,525,764	2,677,069	$ 37,186,295
Shares Issued for Reinvested Dividends	31,625	396,261	25,622	419,558
Shares Redeemed	(962,760)	(12,568,727)	(430,226)	(5,699,301)
Net Increase (Decrease)	1,772,763	23,353,298	2,272,465	31,906,552
Total Net Increase (Decrease)	2,306,330	$ 30,357,265	4,453,987	$ 69,660,840
91

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
International Equity Fund
Class A
Shares Sold	846,040	$ 9,230,845	871,665	$ 9,866,761
Shares Issued for Reinvested Dividends	1,232,407	12,582,873	1,640,547	20,258,975
Shares Redeemed	(5,539,081)	(60,304,286)	(5,795,319)	(63,321,055)
Net Increase (Decrease)	(3,460,634)	(38,490,568)	(3,283,107)	(33,195,319)
Class C
Shares Sold	25,127	$ 271,712	29,987	$ 327,503
Shares Issued for Reinvested Dividends	14,395	146,253	31,385	382,980
Shares Redeemed	(436,461)	(4,721,605)	(494,469)	(5,398,633)
Net Increase (Decrease)	(396,939)	(4,303,640)	(433,097)	(4,688,150)
Class I
Shares Sold	239,276	$ 2,648,496	424,722	$ 4,572,726
Shares Issued for Reinvested Dividends	128,184	1,324,139	183,010	2,289,383
Shares Redeemed	(817,370)	(9,026,938)	(1,369,990)	(15,298,109)
Net Increase (Decrease)	(449,910)	(5,054,303)	(762,258)	(8,436,000)
Class R3
Shares Sold	102,531	$ 1,111,875	117,426	$ 1,301,111
Shares Issued for Reinvested Dividends	24,252	246,399	33,446	410,560
Shares Redeemed	(180,229)	(1,934,193)	(225,903)	(2,568,668)
Net Increase (Decrease)	(53,446)	(575,919)	(75,031)	(856,997)
Class R4
Shares Sold	48,532	$ 534,200	28,353	$ 320,742
Shares Issued for Reinvested Dividends	8,109	83,114	11,768	145,842
Shares Redeemed	(118,266)	(1,304,642)	(109,785)	(1,279,941)
Net Increase (Decrease)	(61,625)	(687,328)	(69,664)	(813,357)
Class R5
Shares Sold	9,614	$ 90,710	56,816	$ 588,985
Shares Issued for Reinvested Dividends	3,133	28,014	5,408	58,723
Shares Redeemed	(99,631)	(902,154)	(929,810)	(9,997,661)
Net Increase (Decrease)	(86,884)	(783,430)	(867,586)	(9,349,953)
Class R6
Shares Sold	227,477	$ 2,534,340	1,561,207	$ 18,640,743
Shares Issued for Reinvested Dividends	30,439	315,958	156,626	1,967,494
Shares Redeemed	(834,705)	(9,101,393)	(3,955,179)	(42,841,699)
Net Increase (Decrease)	(576,789)	(6,251,095)	(2,237,346)	(22,233,462)
Class Y
Shares Sold	86,347	$ 972,364	612,102	$ 7,137,666
Shares Issued for Reinvested Dividends	32,432	335,347	33,987	425,389
Shares Redeemed	(252,764)	(2,754,614)	(437,132)	(4,971,783)
Net Increase (Decrease)	(133,985)	(1,446,903)	208,957	2,591,272
Class F
Shares Sold	518,169	$ 5,755,466	654,050	$ 7,322,852
Shares Issued for Reinvested Dividends	156,498	1,626,019	240,066	3,017,998
Shares Redeemed	(951,187)	(10,569,977)	(2,314,789)	(26,221,506)
Net Increase (Decrease)	(276,520)	(3,188,492)	(1,420,673)	(15,880,656)
Total Net Increase (Decrease)	(5,496,732)	$ (60,781,678)	(8,939,805)	$ (92,862,622)
International Growth Fund
Class A
Shares Sold	613,627	$ 9,158,569	486,634	$ 7,794,450
Shares Issued for Reinvested Dividends	56,410	749,129	44,269	827,647
Shares Redeemed	(1,248,993)	(18,228,035)	(1,527,480)	(21,984,155)
Net Increase (Decrease)	(578,956)	(8,320,337)	(996,577)	(13,362,058)
Class C
Shares Sold	13,302	$ 178,097	22,144	$ 340,409
Shares Issued for Reinvested Dividends	5	54	1,106	18,523
Shares Redeemed	(83,729)	(1,097,051)	(126,681)	(1,765,692)
Net Increase (Decrease)	(70,422)	(918,900)	(103,431)	(1,406,760)
92

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares Sold	430,400	$ 6,168,168	3,438,072	$ 53,377,497
Shares Issued for Reinvested Dividends	31,791	418,055	107,824	2,001,188
Shares Redeemed	(7,378,578)	(104,167,382)	(7,566,363)	(122,502,867)
Net Increase (Decrease)	(6,916,387)	(97,581,159)	(4,020,467)	(67,124,182)
Class R3
Shares Sold	6,188	$ 93,223	8,222	$ 122,442
Shares Issued for Reinvested Dividends	172	2,315	135	2,555
Shares Redeemed	(8,588)	(128,925)	(13,161)	(180,226)
Net Increase (Decrease)	(2,228)	(33,387)	(4,804)	(55,229)
Class R4
Shares Sold	7,005	$ 107,413	8,815	$ 145,907
Shares Issued for Reinvested Dividends	837	11,481	702	13,551
Shares Redeemed	(7,096)	(107,887)	(40,395)	(740,432)
Net Increase (Decrease)	746	11,007	(30,878)	(580,974)
Class R5
Shares Sold	104,506	$ 1,579,153	270,142	$ 4,417,304
Shares Issued for Reinvested Dividends	4,619	63,829	14,578	284,125
Shares Redeemed	(450,155)	(6,980,596)	(1,713,554)	(26,534,330)
Net Increase (Decrease)	(341,030)	(5,337,614)	(1,428,834)	(21,832,901)
Class R6
Shares Sold	111,031	$ 1,714,777	123,655	$ 2,086,873
Shares Issued for Reinvested Dividends	1,166	16,189	3,988	78,131
Shares Redeemed	(91,259)	(1,423,040)	(421,147)	(6,333,642)
Net Increase (Decrease)	20,938	307,926	(293,504)	(4,168,638)
Class Y
Shares Sold	72,221	$ 1,083,113	124,290	$ 2,095,605
Shares Issued for Reinvested Dividends	6,128	84,875	6,423	125,532
Shares Redeemed	(562,927)	(8,937,152)	(271,673)	(4,182,324)
Net Increase (Decrease)	(484,578)	(7,769,164)	(140,960)	(1,961,187)
Class F
Shares Sold	2,177,630	$ 32,523,176	4,414,682	$ 57,715,078
Shares Issued for Reinvested Dividends	132,666	1,745,881	99,039	1,841,439
Shares Redeemed	(3,334,734)	(47,797,743)	(2,804,668)	(42,763,701)
Net Increase (Decrease)	(1,024,438)	(13,528,686)	1,709,053	16,792,816
Total Net Increase (Decrease)	(9,396,355)	$ (133,170,314)	(5,310,402)	$ (93,699,113)
International Opportunities Fund
Class A
Shares Sold	1,615,848	$ 26,109,428	1,833,351	$ 31,396,583
Shares Issued for Reinvested Dividends	152,147	2,347,625	2,768,157	53,036,689
Shares Redeemed	(4,011,097)	(64,476,160)	(4,638,765)	(76,732,257)
Net Increase (Decrease)	(2,243,102)	(36,019,107)	(37,257)	7,701,015
Class C
Shares Sold	36,748	$ 509,307	71,747	$ 1,103,285
Shares Issued for Reinvested Dividends	—	—	169,867	2,768,468
Shares Redeemed	(445,525)	(6,078,549)	(482,751)	(6,797,155)
Net Increase (Decrease)	(408,777)	(5,569,242)	(241,137)	(2,925,402)
Class I
Shares Sold	16,356,728	$ 262,020,155	18,554,171	$ 311,517,031
Shares Issued for Reinvested Dividends	331,028	5,064,732	2,984,272	56,841,886
Shares Redeemed	(27,564,223)	(426,730,279)	(14,379,055)	(235,130,216)
Net Increase (Decrease)	(10,876,467)	(159,645,392)	7,159,388	133,228,701
Class R3
Shares Sold	263,556	$ 4,342,398	301,415	$ 5,142,491
Shares Issued for Reinvested Dividends	4,269	67,319	163,605	3,192,620
Shares Redeemed	(453,556)	(7,505,142)	(445,104)	(7,717,307)
Net Increase (Decrease)	(185,731)	(3,095,425)	19,916	617,804
93

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	707,815	$ 11,804,658	964,294	$ 17,413,875
Shares Issued for Reinvested Dividends	23,766	382,162	491,852	9,804,925
Shares Redeemed	(1,639,876)	(27,487,956)	(1,879,398)	(33,132,518)
Net Increase (Decrease)	(908,295)	(15,301,136)	(423,252)	(5,913,718)
Class R5
Shares Sold	3,396,082	$ 57,557,658	4,220,540	$ 74,431,646
Shares Issued for Reinvested Dividends	121,523	1,969,891	1,430,498	28,826,177
Shares Redeemed	(4,201,321)	(71,654,189)	(4,735,065)	(85,574,195)
Net Increase (Decrease)	(683,716)	(12,126,640)	915,973	17,683,628
Class R6
Shares Sold	20,744,277	$ 354,760,216	15,701,623	$ 288,130,154
Shares Issued for Reinvested Dividends	545,536	8,897,700	4,783,495	97,078,981
Shares Redeemed	(14,602,396)	(246,584,007)	(9,549,037)	(172,517,200)
Net Increase (Decrease)	6,687,417	117,073,909	10,936,081	212,691,935
Class Y
Shares Sold	6,886,167	$ 118,345,434	9,726,016	$ 177,273,258
Shares Issued for Reinvested Dividends	493,246	8,044,843	5,942,312	120,553,567
Shares Redeemed	(21,606,538)	(366,764,236)	(16,027,250)	(281,468,939)
Net Increase (Decrease)	(14,227,125)	(240,373,959)	(358,922)	16,357,886
Class F
Shares Sold	6,160,590	$ 98,506,065	9,790,997	$ 162,475,158
Shares Issued for Reinvested Dividends	386,281	5,910,096	3,925,992	74,839,077
Shares Redeemed	(8,270,784)	(132,279,538)	(11,874,746)	(187,376,034)
Net Increase (Decrease)	(1,723,913)	(27,863,377)	1,842,243	49,938,201
Total Net Increase (Decrease)	(24,569,709)	$ (382,920,369)	19,813,033	$ 429,380,050
International Value Fund
Class A
Shares Sold	4,035,851	$ 66,088,684	2,347,521	$ 35,618,045
Shares Issued for Reinvested Dividends	124,921	1,871,310	103,561	1,648,689
Shares Redeemed	(1,218,329)	(19,619,154)	(1,417,755)	(21,754,437)
Net Increase (Decrease)	2,942,443	48,340,840	1,033,327	15,512,297
Class C
Shares Sold	207,035	$ 3,292,883	94,403	$ 1,438,429
Shares Issued for Reinvested Dividends	3,724	55,454	8,932	140,773
Shares Redeemed	(105,095)	(1,641,881)	(330,520)	(4,955,988)
Net Increase (Decrease)	105,664	1,706,456	(227,185)	(3,376,786)
Class I
Shares Sold	69,034,895	$ 1,120,980,832	49,711,915	$ 771,044,691
Shares Issued for Reinvested Dividends	2,265,861	34,055,889	2,598,905	41,478,527
Shares Redeemed	(41,752,937)	(666,781,583)	(50,425,844)	(763,248,281)
Net Increase (Decrease)	29,547,819	488,255,138	1,884,976	49,274,937
Class R3
Shares Sold	30,374	$ 505,436	6,108	$ 93,015
Shares Issued for Reinvested Dividends	1,116	16,785	1,107	17,705
Shares Redeemed	(18,713)	(312,221)	(4,118)	(63,856)
Net Increase (Decrease)	12,777	210,000	3,097	46,864
Class R4
Shares Sold	160,775	$ 2,602,230	48,809	$ 749,446
Shares Issued for Reinvested Dividends	3,993	59,691	4,815	76,458
Shares Redeemed	(70,235)	(1,141,740)	(58,962)	(878,238)
Net Increase (Decrease)	94,533	1,520,181	(5,338)	(52,334)
Class R5
Shares Sold	429,500	$ 7,040,022	452,748	$ 6,886,479
Shares Issued for Reinvested Dividends	62,881	948,868	72,738	1,165,270
Shares Redeemed	(528,317)	(8,514,107)	(446,670)	(6,919,520)
Net Increase (Decrease)	(35,936)	(525,217)	78,816	1,132,229
94

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R6
Shares Sold	18,003,530	$ 300,031,324	439,683	$ 6,725,225
Shares Issued for Reinvested Dividends	39,729	612,617	41,479	679,003
Shares Redeemed	(1,280,937)	(21,848,911)	(537,101)	(8,458,989)
Net Increase (Decrease)	16,762,322	278,795,030	(55,939)	(1,054,761)
Class Y
Shares Sold	16,946,500	$ 292,754,483	12,019,426	$ 182,653,843
Shares Issued for Reinvested Dividends	922,555	14,216,576	815,173	13,336,235
Shares Redeemed	(5,876,875)	(98,181,699)	(4,719,150)	(70,835,616)
Net Increase (Decrease)	11,992,180	208,789,360	8,115,449	125,154,462
Class F
Shares Sold	19,791,704	$ 312,336,524	26,489,523	$ 420,876,726
Shares Issued for Reinvested Dividends	1,072,170	16,125,442	487,162	7,779,971
Shares Redeemed	(14,643,492)	(239,304,074)	(13,339,844)	(196,175,618)
Net Increase (Decrease)	6,220,382	89,157,892	13,636,841	232,481,079
Total Net Increase (Decrease)	67,642,184	$ 1,116,249,680	24,464,044	$ 419,117,987
12.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 2, 2023. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2022 through March 2, 2023, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2023, none of the Funds had borrowings under these facilities.
13.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
14.	Regulatory Update:
The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating the impact of these rule and form amendment changes.
15.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
95

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund (seven of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
96

Hartford International/Global Equity Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held June 13-14, 2023, HFMC provided an annual written report to the Board covering the period from June 30, 2022 through April 30, 2023 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund. During the Reporting Period, each Fund paid redemptions and settled security transactions in cash and on time without requiring any borrowing under the line of credit or the interfund lending program. In addition, there were no reportable breaches of the liquidity risk management parameters.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
97

Hartford International/Global Equity Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2023. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTOR
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company and resumed her position as Treasurer from January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of the Company. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until the Director's retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director's resignation, removal, or death prior to the Director's retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
Hartford Climate Opportunities Fund
Hartford Emerging Markets Equity Fund
Hartford Global Impact Fund
Hartford International Equity Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Value Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on September 6-7, 2023, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of its series (the “Management Agreement”); (ii) the continuation of an investment management agreement by and between HFMC and HMF, on behalf of the Hartford Global Impact Fund (the “Global Impact Management Agreement” and together with the Management Agreement, the “Management Agreements”); (iii) the continuation of an investment sub-advisory agreement (the “Schroders Sub-Advisory Agreement”) by and between HFMC and Schroder Investment Management North America Inc. (“SIMNA Inc.”) with respect to the Hartford Climate Opportunities Fund; (iv) the continuation of an investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and together with the Schroders Sub-Advisory Agreement, the “Schroders Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., “Schroders”) with respect to the Hartford Climate Opportunities Fund (the “Sub-Sub-Advised Fund”); and (v) the continuation of an investment sub-advisory agreement (the “Wellington Sub-Advisory Agreement,” and together with the Schroders Sub-Advisory Agreement, the “Sub-Advisory Agreements” and together with the Management Agreements, and the Sub-Sub-Advisory Agreement, the “Agreements”) between HFMC and Wellington Management Company LLP (“Wellington,” and together with Schroders, the “Sub-advisers,” and collectively with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the September 6-7, 2023 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 13-14, 2023 and September 6-7, 2023. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 13-14, 2023 and September 6-7, 2023 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 10-11, 2023 concerning Fund-by-Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of an appropriate group of investment companies selected by Broadridge. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the
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Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 6, 2023 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 6, 2023 and June 13-14, 2023 meetings, the Independent Directors presented HFMC and its affiliates with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the September 6-7, 2023 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds,semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and re-assess, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to Wellington, which provides certain day-to-day portfolio management services for the Funds, and Schroders, which also provides certain day-to-day portfolio management services for the Sub-Sub-Advised Fund, each subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance
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(ESG) investing, to the extent applicable. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds and HFMC’s oversight of these practices.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. The Board also noted that, for the Hartford Climate Opportunities Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For that Fund, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board also noted that, for the Hartford International Equity Fund, the Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying portfolio managers. With respect to the Hartford Climate Opportunities Fund, the Board noted that each of Wellington and Schroders are responsible for the day-to-day portfolio management services for the allocated sleeve of the Fund and considered the performance attributions of each sleeve. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of investment managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

considered representations from HFMC and each Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Sub-Sub-Advised Fund. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement.
The Board considered that the Consultant had previously reviewed the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant previously reported that such process is reasonable, sound and consistent with common industry practice. The Board noted that HFMC’s process for calculating and reporting Fund profitability is consistent with the process previously reviewed by the Consultant.
Based on these considerations, the Board concluded that the profits realized by HMFC and its affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the applicable Sub-advisers with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-advisers relating to the management and sub-advisory fees, including the sub-advisory fee schedule(s) for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s fees and expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services a Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception, and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of the Hartford Climate Opportunities Fund and Hartford Global Impact Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board considered that HFD has entered into an agreement with SIMNA Inc. and SEI Trust Company to provide certain marketing support services in connection with four collective investment trust vehicles for which Schroders serves as investment adviser.
The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
Fund-by-Fund Factors
For purposes of evaluating a Fund’s performance, the Board considered the Fund’s performance relative to similarly managed funds and the Fund’s performance relative to its benchmark. In particular, the Board considered the Fund’s performance of its Class A shares (net of all fees and expenses), as of March 31, 2023, and compared that performance to the Fund’s peer universe, which includes all funds within the same classification or category, as determined by Broadridge. The Board considered the Fund’s performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund’s performance relative to its benchmark, the Board considered the Fund’s performance of its Class I shares (net of all fees and expenses) as of March 31, 2023. The Board considered Fund performance to be “in line with” a Fund’s benchmark where it was 50 basis points above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund’s contractual management fee, actual management fee, and total operating expenses of its Class A shares, as compared to the Fund’s expense peer group, which includes a group of similarly sized funds selected by Broadridge.
106

Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Climate Opportunities Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses were in the 3rd quintile. The Board noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Emerging Markets Equity Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses were in the 4th quintile. The Board noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Global Impact Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford International Equity Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 1st quintile of its expense group.
The Hartford International Growth Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, in-line with its benchmark for the 3-year period and below its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses were in the 4th quintile. The Board noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford International Opportunities Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period and in line with its benchmark for the 5-year period. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 1st quintile of its expense group. The Board noted that HASCO had contractually agreed to limit its transfer agency fee for Class Y shares of the Fund.
107

Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford International Value Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile.
  *  *  *   *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
108

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
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Based on the type of product or service You apply for or get from us, Personal Information such as:
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This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2023), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2023

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
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Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Mutual funds are distributed by Hartford Funds Distributors, LLC.
MFAR-GE23    12/23     Printed in the U.S.A.

Hartford Fixed
Income Funds
Annual Report
October 31, 2023

■ Hartford Dynamic Bond Fund
■ The Hartford Emerging Markets Local Debt Fund
■ The Hartford Floating Rate Fund
■ The Hartford Floating Rate High Income Fund
■ The Hartford High Yield Fund
■ The Hartford Inflation Plus Fund
■ The Hartford Municipal Opportunities Fund
■ Hartford Municipal Short Duration Fund
■ The Hartford Short Duration Fund
■ The Hartford Strategic Income Fund
■ Hartford Sustainable Municipal Bond Fund
■ The Hartford Total Return Bond Fund
■ The Hartford World Bond Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2022 through October 31, 2023.
Market Review
During the 12 months ended October 31, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 10.14%. While the results were positive for the period, it was nonetheless a turbulent ride for investors as brief surges of optimism were repeatedly challenged by episodes of extreme volatility and uncertainty over the direction of inflation, interest rates, economic growth, and Federal Reserve (Fed) policy—as well as a brief but troubling banking crisis and a late-period rise in U.S. Treasury yields.
At the start of the period, most major equity indices were rising in response to a succession of Consumer Price Index (CPI)2 reports showing that inflation, after peaking at 9.1% in June 2022, had tapered off to well below 6% by March 2023. The improved inflation outlook prompted the Federal Open Market Committee (FOMC) to reduce the size of its rate hikes from three-quarters of a percent to a half-percent increase in December 2022, followed by two consecutive quarter-percent hikes.
Nonetheless, most of Fed Chair Jerome Powell’s public statements provided a consistent message that interest rates would still need to stay “higher for longer” until inflation had been sufficiently vanquished—which for the Fed meant a target inflation rate of 2%. Investor sentiment remained volatile as equities soared in January 2023 but pulled back in February 2023.
A sudden March 2023 banking crisis involving the liquidation of Silicon Valley Bank and Signature Bank also shook market sentiment briefly. Sensing fragility in the financial sector, the Fed used its June 2023 meeting to pause its rate hikes for a month. Fortuitously, the CPI report issued during the same month showed annual inflation had dropped to 3%. At the period’s end, the rate had risen to 3.7%.
In May 2023, an unexpectedly positive forward-guidance report from chipmaker NVIDIA helped kick off a surprise stock rally, lifting the value of growth-oriented equities, particularly those linked to artificial-intelligence technology. The rally continued through July 2023 before finally cooling off amidst a sudden surge in U.S. Treasury yields. As of the end of the period, the yield on the bellwether 10-Year Treasury note had climbed to 4.88% amid signals from the Fed that resilience in the economy would likely force the Fed to delay interest rate cuts to 2024. Earlier predictions of imminent recession became more muted.
As 2024 approaches, the continuation of strong consumer demand and relatively low unemployment seems likely to create even greater uncertainty surrounding the Fed’s timetable for keeping interest rates elevated. With volatility likely to persist, even into the new year, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. Indices are unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Fixed Income Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Dynamic Bond Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 06/07/2022 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total return.
Comparison of Change in Value of $10,000 Investment (06/07/2022 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	Since Inception[1]
Class A2	5.73%	0.75%
Class A3	0.97%	-2.51%
Class C2	5.07%	0.08%
Class C4	4.07%	0.08%
Class I2	5.99%	1.02%
Class R5[2]	6.07%	1.09%
Class R6[2]	6.13%	1.15%
Class Y2	6.04%	1.07%
Class F2	6.13%	1.15%
Bloomberg US Aggregate Bond Index	0.36%	-4.65%

[1]	Inception: 06/07/2022
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.31%	1.10%
Class C	2.06%	1.90%
Class I	1.01%	0.80%
Class R5	0.93%	0.75%
Class R6	0.81%	0.65%
Class Y	0.92%	0.75%
Class F	0.81%	0.65%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

2

Hartford Dynamic Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Manager
Connor Fitzgerald, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Dynamic Bond Fund returned 5.73%, before sales charge, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, which returned 0.36%. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 3.76% average return of the Lipper Absolute Return Bond peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and agency mortgage-backed securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. The performance of most securitized sectors rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities (MBS). Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
Global economic data remained resilient, though it diverged across regions. The United Kingdom dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spending remained elevated. Weaker demand weighed down global manufacturing activity, particularly in the
Eurozone, Japan, and China. The People’s Bank of China reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery.
The U.S. dollar ended mixed versus most currencies as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
The outperformance of the Fund compared to the Bloomberg US Aggregate Bond Index was driven by both security selection and sector allocation decisions. Security selection and overweight allocation to banking represented the top contributor to relative results. Security selection within the Energy sector also benefited relative results. This positive impact was partially offset by the negative effects from an underweight to consumer non-cyclicals, lack of exposure to municipal bonds, and security selection within the Transportation sector. An underweight to U.S. Treasuries in favor of an overweight to corporate bonds also helped relative performance over the period.
During the period, the Fund employed the tactical use of interest rate futures and credit default swaps to hedge exposure, which had a positive impact on relative performance for the period.
What is the outlook as of the end of the period?
As of the end of the period, we expect strong flows into investment grade corporate bonds over the next 12 months given the attractive all-in yields and strong starting point on corporate balance sheets in our view. There continues to be dislocations along the spread curve and we believe the 7-10 year segment offers upside potential along with attractive, idiosyncratic opportunities in BBBs, which leads us to position with a slightly overweight risk posture as of the end of the period. We believe U.S. economic growth is likely to slow as banks tighten lending standards and consumers exhaust their savings, though this is mitigated by still low unemployment. We expect consumer spending to be less sensitive to higher interest rates than in the past since most homeowners have locked in low-rate mortgages; higher interest rates also benefit savers. Inflation may further decelerate and unemployment is likely to rise but not enough to shift Fed policy in the near term in our view.
We believe that corporate fundamentals will likely deteriorate on the margin, but strong starting points on corporate balance sheets and liquidity profiles may help companies weather the expected economic slow-down. We do not anticipate heightened risk of material credit rating downgrades, although weaker credits will likely experience reduced access to financing which could make that cohort more susceptible to downgrades, in our view. We believe that free cash flow generation remains robust and companies are unlikely to increase

3

Hartford Dynamic Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

leverage given increasing economic uncertainty. Corporate cash flows may be more stable going forward, given the less cyclical mix of sectors and banking regulation in our view.
Credit spreads have dislocated along the yield curve with the intermediate segment appearing attractive at closer to median levels versus history while the long end appears rich with spreads tighter relative to history in our view. We believe bouts of market volatility will generate greater idiosyncratic dispersion and we remain focused on seeking to identify inefficiencies in the pricing of risk.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event, inflation and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The Fund may engage in active and frequent trading to achieve its objective.  As a result, the Fund is expected to have high portfolio  turnover, which will increase its transaction costs and could increase an investor’s tax liability.  • Foreign investments, including foreign government debt, may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	73.9%
U.S. Government Securities	21.4
Total	95.3%
Short-Term Investments	4.4
Other Assets & Liabilities	0.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
4

The Hartford Emerging Markets Local Debt Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation and income.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	14.48%	0.72%	-0.82%
Class A2	9.33%	-0.21%	-1.28%
Class C1	13.50%	-0.04%	-1.57%
Class C3	12.50%	-0.04%	-1.57%
Class I1	14.63%	0.96%	-0.58%
Class R3[1]	14.09%	0.67%	-1.02%
Class R4[1]	14.30%	0.71%	-0.85%
Class R5[1]	14.59%	1.03%	-0.59%
Class Y1	14.80%	1.06%	-0.50%
Class F1	14.75%	1.05%	-0.52%
JP Morgan GBI Emerging Markets Global Diversified Index	13.51%	0.29%	-1.16%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.55%	1.18%
Class C	2.29%	1.93%
Class I	1.17%	0.93%
Class R3	1.79%	1.48%
Class R4	1.49%	1.18%
Class R5	1.19%	0.88%
Class Y	1.18%	0.88%
Class F	1.07%	0.83%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

5

The Hartford Emerging Markets Local Debt Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Michael T. Henry
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Kevin F. Murphy
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 14.48%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD Index), which returned 13.51% for the same period. For the same period, Class A shares of the Fund, before sales charges, outperformed the 12.18% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.
Why did the Fund perform this way?
Performance across the emerging markets (EM) fixed income sectors was positive during the period. Local markets debt, as measured by the GBI-EMGD Index, generated a total return of 13.51% in United States (U.S.) dollar terms.  Positive returns were driven primarily by a rally in EM local interest rates, though EM currencies also appreciated against the U.S. dollar, adding to total returns.
EM corporate debt finished the period with a return of 9.18%, as measured by the JP Morgan CEMBI Broad Diversified Index. Credit spreads narrowed by 111 basis points (bps), to a level of 316 bps by the end of the period.
Among key events during the early part of the trailing year include the collapse of Silicon Valley Bank, which sent shockwaves across global financial markets, but central banks kept rates steady with the goal of curbing inflation. In Russia, President Putin withdrew Russia from the New START nuclear arms reduction treaty, as China explored the possibility of leading peace talks between Russia and Ukraine. In Japan, the Bank of Japan cited receding global inflation and the need to first see sustainable wage gains as reasons to hold firm on its yield-curve control policy. The International Monetary Fund confirmed that Sri Lanka completed all requirements for their $2.9 billion relief package. In Israel, widespread protests drove Prime Minister, Benjamin Netanyahu to pause plans for a judicial overhaul, which was seen as a consolidation of power.
As the year progressed, developed market central banks continued to tighten monetary policy in response to inflation. The Organization of the Petroleum Exporting Countries + (OPEC+) announced a surprise crude oil production cut aimed at supporting the stability of the oil market. During the G7 summit, President Biden announced a U.S. led coalition to train Ukrainian pilots on, and supply them with, F-16 fighter jets. Yevgeny Prigozhin led the Wagner Group in a rebellion, following elevated tensions between Prigozhin and the Russian Ministry of Defense.  Ultimately, Belarusian president Lukashenko brokered a deal between the parties to halt an advance towards Moscow. Following his reelection, President Erdogan in Turkey appointed a new Finance Minister (Simsek) and central bank chief (Erkan), who pivoted to more orthodox economic policies, including a sizeable increase in policy rates, marking a major shift in Turkish policy.  In South Africa, Eskom increased power cuts to record levels in their ongoing battle with the nation’s worst power crisis on record.
Later in the period, developed markets central banks slowed the tightening of monetary policy in response to inflation, though seemingly uniting in a ‘higher for longer’ outlook. Several EM central banks, however, mainly in Latin America, began to ease interest rate policy. Oil prices jumped to near 10-month highs in September 2023, in light of a tight supply outlook and OPEC optimism over the resilience of energy demand. Rating agency Fitch downgraded the U.S. credit rating from AAA to AA+, citing fiscal deterioration and the tenuous debt-ceiling negotiations as root causes. In China, the Consumer Price Index fell by 0.3% year-over-year in July 2023, marking the first time in two years the economy slipped into deflation. In Gabon, General Nguema assumed power after a military coup that ousted President Bongo following his election victory in August 2023.
Finally, in the Middle East, Hamas, a Palestinian Islamist militant group based in the Gaza strip, attacked Israel, massacring over twelve-hundred Israeli civilians. Israel responded quickly, with a goal of eliminating Hamas, launching an aerial attack followed by a ground invasion of the Gaza strip.  The U.S. mobilized several warships into the region, including two aircraft carriers, in an effort to deter a broader regional conflict.
Within the Fund, relative to the GBI-EMGD Index, security selection was the driver of relative outperformance during the period, with effects from currency positioning also contributing to results. In contrast, effects from the duration positioning detracted from relative performance. The Fund’s structural allocation to corporate bonds had a positive impact on relative performance during the period. Favorable security selection in corporate debt and curve positioning in local markets were additive during the period. A preference for local duration in Latin America and Eastern Europe was generally favorable as those central banks shifted to an easing cycle.

6

The Hartford Emerging Markets Local Debt Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Currency positioning aided results during the period. An overweight exposure to the Hungarian forint and Colombian peso, and an underweight exposure to the Turkish lira added to relative performance. In contrast, positioning to the Argentine peso detracted from relative performance.
The Fund’s duration strategies detracted from relative performance during the period. In contrast, the duration of the corporate holdings had a muted impact. The duration effect for external corporate debt is measured by U.S. Treasury yield movement and over the period U.S. Treasury rates increased. When examining EM local market duration exposure, underweight exposures to Poland and Czech Republic drove negative performance during the period. In contrast, an underweight exposure to Turkey and overweight exposure to Colombia proved beneficial.
Security selection aided in relative performance during the period. An overweight to local debt in Mexico and an allocation to Russia contributed positively to performance. In contrast, underweights to local debt in Brazil and Indonesia detracted from relative performance.
The Fund used derivatives throughout the period, which included but were not limited to interest rate and total return swaps, credit default swap contracts, interest rate futures, currency forwards (deliverable and non-deliverable), and currency options. Our interest rate and credit positioning were primarily implemented through cash bond positions and derivatives, such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We used local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency.
What is the outlook as of the end of the period?
As of the end of the period, 2023 has brought shifting expectations for the path of developed market interest rates, the economic outlook, and the health of the global banking system amidst ongoing market volatility. Tighter financial conditions and weakened risk sentiment have increased the probability of spillover into the real economy in the U.S. and raised the threat of recession, but that outcome has yet to materialize. We believe economic data has remained robust and the U.S. Federal Reserve (Fed) continues to signal a willingness to increase rates may inflation persist but most recently the Fed noted that tighter financial conditions have helped cool activity. We believe global risk appetite has been tempered for much of 2023 reflecting attractive yields on risk free government securities and market sentiment that interest rates are likely to remain higher for longer. However, elevated local yields and a cyclical tailwind for EM local rates appear to have presented a favorable environment for EM local debt in our view.
We are closely monitoring the Israel/Hamas conflict, acknowledging that the situation is fluid and has the potential to evolve quickly into a wider regional conflict. We continue to closely follow other important global factors including the Russia/Ukraine conflict and the easing of U.S. sanctions on Venezuela as well as elevated concerns related to expectations of slowing growth in China and the impact from China’s property sector crisis.
EM country fundamentals remain largely constructive, supported by manageable balance of payments, improving fiscal deficits, supportive commodity prices, and the expectation of waning inflation. Despite rising cost pressures and tightening financial conditions, many EM corporates maintain considerable financial strength in our view. Sovereign and corporate credit spreads across the quality spectrum widened in October 2023, with high yield spreads widening more than their investment grade counterparts. We believe dispersion within the opportunity set provides an opportunity to leverage the deep country and corporate analysis as well as to utilize relative value in security selection.
We believe EM local market yields are still high by historical standards in many countries, and rate cutting cycles are in the early stages. Shifting to EM currencies, we believe several crosswinds dominate including U.S. dollar directionality and rate volatility. Over the longer term we anticipate that proactive central bank action in EMs and wide U.S. fiscal and external deficits will eventually provide a headwind for U.S. dollar strength.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments, including foreign government debt, may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Fixed income security risks include credit, liquidity, call, duration, inflation, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Restricted securities may be more difficult to sell and price than other securities.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	33.5%
Foreign Government Obligations	59.6
Total	93.1%
Short-Term Investments	0.8
Purchased Options	0.5
Other Assets & Liabilities	5.6
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
7

The Hartford Floating Rate Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 04/29/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	9.93%	2.63%	2.96%
Class A2	6.63%	2.00%	2.64%
Class C1	9.10%	1.85%	2.19%
Class C3	8.10%	1.85%	2.19%
Class I1	10.24%	2.91%	3.24%
Class R3[1]	9.64%	2.37%	2.69%
Class R4[1]	9.93%	2.63%	2.94%
Class R5[1]	10.18%	2.86%	3.22%
Class Y1	10.24%	2.90%	3.26%
Class F1	10.31%	2.96%	3.28%
Morningstar LSTA US Leveraged Loan Index	11.92%	4.46%	4.22%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 3.00%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.03%	1.03%
Class C	1.78%	1.78%
Class I	0.76%	0.76%
Class R3	1.38%	1.28%
Class R4	1.10%	1.03%
Class R5	0.80%	0.80%
Class Y	0.77%	0.77%
Class F	0.68%	0.68%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements, if any. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until at least 02/29/2024. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

8

The Hartford Floating Rate Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
David B. Marshak
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Jeffrey W. Heuer, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Floating Rate Fund returned 9.93%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index, which returned 11.92% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 10.25% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and agency mortgage-backed securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed the index, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms of staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
Global economic data remained resilient over the period, though it diverged across regions. The United Kingdom dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spending remained elevated. Weaker demand weighed down global manufacturing activity, particularly in the Eurozone, Japan, and China. The People’s Bank of China reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
Over the period, sector allocation contributed positively to the Fund’s performance relative to the Morningstar LSTA US Leveraged Loan Index while security selection detracted from relative performance. Within sector allocation, overweight allocations to the Wireless and Building Materials sectors contributed positively to the Fund’s performance relative to the Morningstar LSTA US Leveraged Loan Index during the period, while an underweight to the Other Industrial sector and an overweight to the Cable & Satellite sector detracted from performance. Security selection within the Wirelines, Consumer Products, and Media & Entertainment sectors contributed positively to relative performance, however this was offset by negative selection within the Financial Institutions, Energy, and Health Care sectors. In aggregate, quality positioning had a negative impact on relative performance as the Fund’s underweight to B-rated and CCC-rated securities detracted from performance during a time when lower-quality loans outperformed.
The Fund used derivatives on a limited basis during the period for risk management purposes. Over the period, the Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. We view currency forwards in conjunction with the securities intended to be hedged, and on a standalone basis, the currency forwards had a negligible effect on relative performance over the period. The Fund used interest rate futures to reduce the duration of high-yield bond holdings during the period. Lastly, the Fund also held a small position in total return swaps (Markit Iboxx U.S. Dollar Liquid High Yield Index). The Fund’s position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund, and it detracted from relative performance during the period.  In general, the use of derivatives had a modestly positive impact on performance.

9

The Hartford Floating Rate Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

What is the outlook as of the end of the period?
We believe that a mild recession beginning in the next 12 months remains the base case. However, we recognize the increased probability of a soft-landing scenario in the economy. Given the more contractionary monetary policies over the last 12 months to curb inflation, the U.S. yield curve remains inverted, historically a reliable indicator of recessions. While the pace of inflation continues to decelerate, it is unclear where it will settle in our view. We believe labor market conditions and wage growth will continue to influence the Fed’s decision-making process, but the higher cost of financing and the availability of capital are key areas of focus due to the potential for a “higher for longer” rate environment in our view. Spreads are in the 3rd quartile of historical observations and prices are in the mid $90s with low double-digit yields. We believe bank loans offer an attractive carry and the potential for price appreciation. Additionally, we believe that bank loans remain the beneficiary of a higher for longer rate environment.
While credit fundamentals have begun to deteriorate as the impact of tighter monetary policy works its way through the system, we believe corporate liquidity profiles remain good and credit profiles still exhibit strong interest coverage ratios. However, issuers with unhedged floating rate capital structures may experience pressure on free cash flow as higher interest rates, for a likely extended period of time, continue to weigh on the broader economy, in our view. As a result of weakening fundamentals, there has been increasing downgrade and default activity in 2023 albeit from historically low levels. Despite this trend, issuers have been more resilient than anticipated and default rates remain well below long-term averages. Additionally, new issue activity remains relatively light and skewed more toward B versus BB rated issuance. We continue to favor sectors that have some pricing power and are less vulnerable to rising input costs and remain underweight credits that look more susceptible to supply chain surprises. We anticipate defaults increasing closer to long-term historical averages (around 3-4%) over the next 12 months. Because of their senior secured position in corporate capital structures, loans have historically provided higher recovery rates in the event of default than unsecured high-yield bonds. We believe greater issuer dispersions in the bank loan market may present opportunities for skilled credit selection to potentially drive returns.
At the end of the period, the Fund maintained an out-of-benchmark allocation to high-yield credit. Within quality positioning, the Fund was underweight B-rated and CCC and below-rated securities and was overweight to BB-rated securities. In terms of sector positioning, the Fund ended the period with the largest overweights to the Financial Institutions, Leisure, and Cable & Satellite sectors and the largest underweights to the Chemicals, Technology, and Health Care sectors relative to the Morningstar LSTA US Leveraged Loan Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk.
As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund’s investments may fluctuate in value over a short period of time. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Equity Securities
Common Stocks	1.5%
Exchange-Traded Funds	4.2
Warrants	0.0 *
Total	5.7%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	1.8%
Convertible Bonds	0.2
Corporate Bonds	5.3
Senior Floating Rate Interests	84.4
Total	91.7%
Short-Term Investments	4.9
Other Assets & Liabilities	(2.3)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
10

The Hartford Floating Rate High Income Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 09/30/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	10.21%	2.55%	3.04%
Class A2	6.90%	1.93%	2.73%
Class C1	9.37%	1.80%	2.28%
Class C3	8.37%	1.80%	2.28%
Class I1	10.55%	2.75%	3.27%
Class R3[1]	9.75%	2.23%	2.74%
Class R4[1]	10.21%	2.56%	3.06%
Class R5[1]	10.54%	2.89%	3.47%
Class Y1	10.46%	2.85%	3.35%
Class F1	10.41%	2.85%	3.32%
Morningstar LSTA US Leveraged Loan Index	11.92%	4.46%	4.22%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 3.00%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.17%	1.08%
Class C	1.91%	1.83%
Class I	0.89%	0.83%
Class R3	1.52%	1.38%
Class R4	1.22%	1.08%
Class R5	0.91%	0.78%
Class Y	0.91%	0.81%
Class F	0.80%	0.78%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

11

The Hartford Floating Rate High Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
David B. Marshak
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Jeffrey W. Heuer, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Floating Rate High Income Fund returned 10.21%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index, which returned 11.92% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 10.25% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and agency mortgage-backed securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed the index, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms of staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
Global economic data remained resilient over the period, though it diverged across regions. The United Kingdom dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spending remained elevated. Weaker demand weighed down global manufacturing activity, particularly in the Eurozone, Japan, and China. The People’s Bank of China reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
Over the period, sector allocation contributed positively to the Fund’s performance relative to the Morningstar LSTA US Leveraged Loan Index while security selection detracted from relative performance. Within sector allocation, an overweight allocation to the Wireless sector and an underweight allocation to the Health Care sector contributed positively to the Fund’s performance relative to the Morningstar LSTA US Leveraged Loan Index during the period, while underweights to the Other Industrial sectors and the Technology sector detracted from performance. Security selection within the Wireless, Leisure, and Media & Entertainment sectors contributed positively to relative performance, however this was offset by negative selection within the Financial Institutions, Health Care, and Energy sectors. In aggregate, quality positioning had a negative impact on relative performance as the Fund’s underweight to B-rated and CCC-rated securities detracted from performance during a time when lower-quality loans outperformed.
The Fund used derivatives on a limited basis during the period for risk management purposes. Over the period, the Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. We view currency forwards in conjunction with the securities intended to be hedged, and on a standalone basis, the currency forwards had a negligible effect on relative performance over the period. The Fund used interest rate futures to reduce the duration of high-yield bond holdings during the period.  Lastly, the Fund also held a small position in total return swaps (Markit Iboxx U.S. Dollar Liquid High Yield Index). The Fund’s position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund, and it detracted from relative performance during the period.  In general, the use of derivatives was modestly additive to performance.

12

The Hartford Floating Rate High Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

What is the outlook as of the end of the period?
We believe that a mild recession beginning in the next 12 months remains the base case. However, we recognize the increased probability of a soft-landing scenario in the economy. Given the more contractionary monetary policies over the last 12 months to curb inflation, the U.S. yield curve remains inverted, historically a reliable indicator of recessions. While the pace of inflation continues to decelerate, it is unclear where it will settle in our view. We believe that labor market conditions and wage growth will continue to influence the Fed’s decision-making process, but the higher cost of financing and the availability of capital are key areas of focus due to the potential for a “higher for longer” rate environment in our view. Spreads are in the 3rd quartile of historical observations and prices are in the mid $90s with low double-digit yields. We believe bank loans offer an attractive carry and the potential for price appreciation. Additionally, we believe that bank loans remain the beneficiary of a higher for longer rate environment.
While credit fundamentals have begun to deteriorate as the impact of tighter monetary policy works its way through the system, we believe corporate liquidity profiles remain good and credit profiles still exhibit strong interest coverage ratios. However, issuers with unhedged floating rate capital structures may experience pressure on free cash flow as higher interest rates, for a likely extended period of time, continue to weigh on the broader economy, in our view. As a result of weakening fundamentals, there has been increasing downgrade and default activity in 2023 albeit from historically low levels. Despite this trend, issuers have been more resilient than anticipated and default rates remain well below long-term averages. Additionally, new issue activity remains relatively light and skewed more toward B versus BB rated issuance. We continue to favor sectors that have some pricing power and are less vulnerable to rising input costs and remain underweight credits that look more susceptible to supply chain surprises. We anticipate defaults increasing closer to long-term historical averages (around 3-4%) over the next 12 months. Because of their senior secured position in corporate capital structures, loans have historically provided higher recovery rates in the event of default than unsecured high-yield bonds. We believe greater issuer dispersions in the bank loan market may present opportunities for skilled credit selection to potentially drive returns.
At the end of the period, the Fund maintained an out-of-benchmark allocation to high-yield credit. Within quality positioning, the Fund was underweight CCC and below-rated securities and was overweight to B-rated securities. In terms of sector positioning, the Fund ended the period with the largest overweights to the Financial Institutions, Leisure, and Gaming sectors and the largest underweights to the Chemicals, Technology, and Health Care sectors relative to the Morningstar LSTA US Leveraged Loan Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Restricted securities may be more difficult to sell and price than other securities. • The Fund’s investments may fluctuate in value over a short period of time. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Equity Securities
Common Stocks	1.4%
Exchange-Traded Funds	3.2
Warrants	0.0 *
Total	4.6%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	1.7%
Convertible Bonds	0.3
Corporate Bonds	7.3
Senior Floating Rate Interests	84.1
Total	93.4%
Short-Term Investments	4.0
Other Assets & Liabilities	(2.0)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
13

The Hartford High Yield Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 09/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	5.80%	2.64%	3.11%
Class A2	1.04%	1.70%	2.64%
Class C1	5.12%	1.90%	2.36%
Class C3	4.12%	1.90%	2.36%
Class I1	6.00%	2.90%	3.38%
Class R3[1]	5.59%	2.36%	2.82%
Class R4[1]	5.94%	2.66%	3.13%
Class R5[1]	6.09%	2.97%	3.45%
Class R6[1]	6.18%	2.88%	3.40%
Class Y1	6.14%	2.84%	3.38%
Class F1	6.19%	3.06%	3.46%
Bloomberg US Corporate High Yield Bond Index	6.23%	3.05%	3.86%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 03/01/2021 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.00%	0.95%
Class C	1.73%	1.73%
Class I	0.71%	0.69%
Class R3	1.30%	1.27%
Class R4	1.00%	0.97%
Class R5	0.70%	0.67%
Class R6	0.59%	0.55%
Class Y	0.69%	0.66%
Class F	0.58%	0.55%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

14

The Hartford High Yield Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Manager
Michael V. Barry
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford High Yield Fund returned 5.80%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Bloomberg US Corporate High Yield Bond Index, which returned 6.23% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 5.23% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and agency mortgage-backed securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed the index, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
Global economic data remained resilient over the period, though it diverged across regions. The United Kingdom dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spending remained elevated. Weaker demand weighed down global manufacturing activity, particularly in the Eurozone, Japan, and China. The People’s Bank of China reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
The Bloomberg US Corporate High Yield Bond Index returned 6.23% for the twelve months ended October 31, 2023, and outperformed duration-equivalent U.S. Treasuries by 4.18% for the same period. The option-adjusted spread (OAS) of the Bloomberg US Corporate High Yield Bond Index was 4.37% on October 31, 2023, which was tighter than the OAS of 4.64% twelve months earlier.
Quality positioning detracted from the Fund’s performance relative to the Bloomberg US Corporate High Yield Bond Index during the period, primarily due to an underweight to securities rated CCC and below during a time when lower-quality securities outperformed.
During the period, security selection contributed positively to benchmark-relative returns, driven primarily by selection within the Wirelines and Technology sectors. This was partially offset by weaker selection in the Financial Institutions and Gaming sectors.
Overall, sector allocation decisions contributed positively to performance relative to the Bloomberg US Corporate High Yield Bond Index during the period, primarily driven by the Fund’s underweight allocation to the Media and Entertainment sector and an overweight to the Building Materials sector. This was mostly offset by negative effects from an overweight to the Technology sector and an underweight to the Gaming sector, which detracted from relative returns during the period.
The Fund used derivatives on a limited basis during the period for risk management purposes. Over the trailing twelve months ended October 31, 2023, the Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. We typically view currency forwards in conjunction with the securities intended to be hedged, and on a standalone basis the currency forwards had a negative effect on relative performance over the period.
What is the outlook as of the end of the period?
As of the end of the period, the Fund maintains a modestly defensive risk posture; however, we anticipate further bouts of volatility may present opportunities to tactically increase risk at more attractive valuations. While the pace of inflation continues to decelerate, it is

15

The Hartford High Yield Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

unclear where it will settle in our view. We believe the strength in the labor market will continue to influence the Fed’s decision-making process, increasing the risk of a potential policy mistake. The inverted yield curve remains an important signal and is a negative indicator for credit spreads in our view. While we continue to think there is a reasonable likelihood of a mild recession, we believe there is a higher probability of a soft-landing scenario.
While the impact of higher rates has had a limited impact on corporate earnings so far this year, we expect to see further deterioration in the coming quarters as the economy slows. We do not think higher interest expense alone will trigger a wave of defaults. Instead, we believe a decline in earnings will be the primary driver of corporate fundamentals, so we prefer companies with stable to improving credit profiles. We expect default rates to stay around long-term averages (~4-5%) over the next 12 months. However, we do not see a full-scale default cycle on the horizon given the higher quality composition of the high yield market relative to past cycles.  Although the demand for high yield remains solid in our view, we see some crowding out due to the attractive yields in investment grade and government bonds. We believe new issue supply remains healthy, and we are not seeing a pick-up in aggressively structured mergers or use of proceeds. Security-selection will take on increased importance moving forward.
At the end of the period, the Fund’s largest overweight relative to the Bloomberg US Corporate High Yield Bond Index was to B-rated issuers, while the Fund’s largest underweight relative to the Bloomberg US Corporate High Yield Bond Index was to the BB-rated segment of the market. The largest sector overweights in the Fund were the Technology and Energy sectors as of the end of the period, while the largest sector underweights in the Fund were the Automotive and Transportation sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Restricted securities may be more difficult to sell and price than other securities. • The Fund’s investments may fluctuate in value over a short period of time. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Convertible Bonds	1.1%
Corporate Bonds	92.8
Senior Floating Rate Interests	1.6
Total	95.5%
Short-Term Investments	0.5
Other Assets & Liabilities	4.0
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
16

The Hartford Inflation Plus Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	0.51%	2.08%	1.14%
Class A2	-4.02%	1.14%	0.68%
Class C1	-0.21%	1.32%	0.39%
Class C3	-1.18%	1.32%	0.39%
Class I1	0.83%	2.38%	1.41%
Class R3[1]	0.30%	1.75%	0.80%
Class R4[1]	0.46%	2.04%	1.09%
Class R5[1]	0.84%	2.37%	1.41%
Class Y1	0.85%	2.38%	1.44%
Class F1	0.95%	2.48%	1.46%
Bloomberg US TIPS 1-10 Year Index	0.88%	2.77%	1.72%
Bloomberg US TIPS Index	-0.72%	2.27%	1.61%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.85%	0.84%
Class C	1.58%	1.58%
Class I	0.57%	0.57%
Class R3	1.17%	1.17%
Class R4	0.87%	0.87%
Class R5	0.57%	0.57%
Class Y	0.56%	0.56%
Class F	0.45%	0.45%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class A. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

17

The Hartford Inflation Plus Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Brij S. Khurana
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Jeremy Forster
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Inflation Plus Fund returned 0.51%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s primary benchmark, the Bloomberg US TIPS 1-10 Year Index, which returned 0.88% for the same period, and outperforming the Fund’s secondary benchmark, the Bloomberg US TIPS Index, which returned -0.72% for the same period. For the same period, Class A shares of the Fund, before sales charges, outperformed the -0.11% average return of the Lipper Treasury Inflation Protection Funds peer group, a group of funds that invests primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and agency mortgage-backed securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed the index, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. The performance of most securitized sectors rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities (MBS). Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms of staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
Global economic data remained resilient over the period, though it diverged across regions. The United Kingdom (UK) dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spending remained elevated. Weaker demand weighed down global manufacturing activity, particularly in the Eurozone, Japan, and China. The People’s Bank of China reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
The Fund’s allocations across various credit sectors, such as bank loans and corporate credit, had a positive impact on relative performance. Allocations to securitized sectors including non-agency residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities benefited results, while positioning in agency MBS had a negative impact on performance amid elevated interest rate volatility. The Fund is invested in these “plus” sectors because of our expectation that these particular sectors will be correlated to inflation over time.  During the period, the Fund’s investments in these sectors were overlaid with consumer price index (CPI) swaps to seek to not diminish the overall Fund “beta” to inflation. An underweight to U.S. TIPS had a negative impact while non-U.S. bond exposure contributed positively during the period. The Fund’s tactical duration positions were neutral for performance over the year.
Over the period, the Fund made use of derivatives in pursuit of both risk management and total returns. Derivative usage included U.S. Treasury and non-U.S. futures to manage duration, credit default swaps and total return swaps to manage sector exposure, currency

18

The Hartford Inflation Plus Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

forwards both to hedge emerging markets currency risk and as part of the developed currency strategy, and CPI swaps and bond forwards to manage inflation sensitivity. Over the period, the impact of derivatives on relative performance was positive overall. The Fund’s exposure to currency forwards was neutral for performance while currency options modestly contributed positively. The use of bond futures to manage duration aided results and credit derivatives (e.g., credit default swap index) exposure detracted modestly. Interest rate swaps had a positive impact while CPI swaps detracted from relative performance.
What is the outlook as of the end of the period?
Despite the widening in breakevens (a market-based measure of expected inflation), we believe continued aggressiveness in monetary policy globally may continue to bring down inflation, though we project inflation to remain above central banks’ targets for some time. Global inflation-linked bond prices and breakeven spreads are likely to be volatile as much of the cyclical momentum in growth is already reflected in our view.
We believe real yields offer attractive value and so are overweight real yields particularly in the long end of real yield curves where the pricing of medium-term inflation expectations is most inconsistent. Given this backdrop, we are placing a greater emphasis on security specific opportunities as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	4.2%
Convertible Bonds	1.2
Corporate Bonds	1.1
Foreign Government Obligations	12.8
Senior Floating Rate Interests	2.5
U.S. Government Agencies(2)	6.2
U.S. Government Securities	75.0
Total	103.0%
Short-Term Investments	0.2
Purchased Options	0.0 *
Other Assets & Liabilities	(3.2)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
19

The Hartford Municipal Opportunities Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	3.00%	0.80%	1.91%
Class A2	-1.63%	-0.13%	1.45%
Class C1	2.35%	0.06%	1.16%
Class C3	1.35%	0.06%	1.16%
Class I1	3.23%	1.05%	2.17%
Class Y1	3.36%	1.05%	2.16%
Class F1	3.33%	1.12%	2.21%
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index	2.47%	1.25%	1.87%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class Y shares commenced operations on 05/31/2018 and performance prior to that date is that of the Fund’s Class I shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares.
Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.67%	0.67%
Class C	1.43%	1.43%
Class I	0.45%	0.45%
Class Y	0.44%	0.44%
Class F	0.35%	0.35%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

20

The Hartford Municipal Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers*
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
* Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Haney’s portfolio management responsibilities will transition to Brad W. Libby in the months leading up to his departure. Effective November 14, 2023, Elizabeth J. Kleinerman, CFA was added as a portfolio manager for the Fund.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Municipal Opportunities Fund returned 3.00%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, which returned 2.47% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 2.43% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. The Federal Reserve (Fed) maintained its aggressive stance and appeared close to reaching peak policy rates.
Tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a return of 2.47% during the period. This index outperformed duration-equivalent Treasuries over the same period.  The yield on 10-year AAA-rated general obligation municipal bonds increased during the twelve-month period ended October 31, 2023, as did the yield on 10-year Treasuries.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
During the period, the primary contributor to the Fund’s returns relative to the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index was security selection in investment grade municipal bonds, specifically revenue bonds. Additionally, the Fund’s overweight to investment grade revenue bonds was additive. The Fund’s out-of-benchmark allocation to high yield also contributed positively during the period. Partially offsetting the positive benchmark-relative performance was an underweight to investment grade general obligation bonds.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, municipal fundamentals are broadly positive based on what we consider to be generous direct and indirect Federal support and coming out of the pandemic. We believe many municipal sectors have natural outlets for inflationary pressures, but the more labor constrained sectors will be more challenged. We expect municipals to behave defensively in an economic downturn given their high quality and strong balance sheets. We believe municipal bond all-in yields look most attractive relative to comparable quality corporates at the 15- to 30-year maturity range. Issuance remains low in 2023 as market volatility has been elevated. We expect pressure on spreads if heightened market volatility and the rising-rate environment persist. In terms of sectors, we have a positive view on lifecare, transportation, special tax and public power as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Although the Fund primarily invests in municipal securities that are exempt from federal income taxes, investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price

21

The Hartford Municipal Opportunities Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

volatility, illiquidity, and default than higher-rated debt securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition of Municipal Bonds(1)
as of 10/31/2023
Municipal Bonds	Percentage of Net Assets
Airport	9.2%
Bond Bank	0.1
Development	4.5
Education	1.6
Facilities	0.0 *
General Obligation	8.3
Higher Education	2.1
Housing	1.2
Medical	6.8
Multifamily Housing	2.5
Nursing Homes	4.6
Other (2)	23.9
Power	5.3
School District	9.4
Single Family Housing	5.7
Student Loan	0.7
Tobacco	2.0
Transportation	8.0
Utilities	1.9
Water	2.4
Total	100.2%
U.S. Government Agencies(3)	0.1
Short-Term Investments	0.2
Other Assets & Liabilities	(0.5)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
(3)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
22

Hartford Municipal Short Duration Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Comparison of Change in Value of $10,000 Investment (05/29/2015 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	Since Inception[1]
Class A2	2.29%	0.86%	0.85%
Class A3	-2.32%	-0.06%	0.30%
Class C2	1.52%	0.24%	0.30%
Class C4	0.52%	0.24%	0.30%
Class I2	2.56%	1.08%	1.08%
Class F2	2.59%	1.14%	1.11%
Bloomberg Municipal Bond Short 1-5 Year Index	2.19%	0.97%	0.97%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.89%	0.69%
Class C	1.73%	1.44%
Class I	0.72%	0.46%
Class F	0.60%	0.39%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

23

Hartford Municipal Short Duration Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers*
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
* Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Haney’s portfolio management responsibilities will transition to Brad W. Libby in the months leading up to his departure. Effective November 14, 2023, Elizabeth J. Kleinerman, CFA was added as a portfolio manager for the Fund.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Municipal Short Duration Fund returned 2.29%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Bloomberg Municipal Bond Short 1-5 Year Index, which returned 2.19% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 2.57% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023, amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. The Federal Reserve (Fed) maintained its aggressive stance and appeared close to reaching peak policy rates.
Tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a return of 2.47% during the period. This index outperformed duration-equivalent Treasuries over the same period.  The yield on 10-year AAA-rated general obligation municipal bonds increased during the twelve-month period ended October 31, 2023, as did the yield on 10-year Treasuries.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
During the period, the primary contributor to the Fund’s returns relative to the Bloomberg Municipal Short 1-5 Year Index was security selection in and an overweight allocation to investment grade revenue bonds. The Fund’s security selection in investment grade general obligation bonds was additive, though it was partially offset by an underweight allocation to the sector. The Fund’s out-of-benchmark allocation to high yield also contributed positively during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, municipal fundamentals are broadly positive based on what we consider to be generous direct and indirect Federal support and coming out of the pandemic. We believe many municipal sectors have natural outlets for inflationary pressures, but the more labor constrained sectors will be more challenged. We expect municipals to behave defensively in an economic downturn given their high quality and strong balance sheets.  We believe municipal bond all-in yields look most attractive relative to comparable quality corporates at the 15- to 30-year maturity range. Issuance remains low in 2023 as market volatility has been elevated. We expect pressure on spreads if heightened market volatility and the rising-rate environment persist. In terms of sectors, we have a positive view on lifecare, transportation, special tax and public power as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Although the Fund primarily seeks income that is exempt from federal income taxes, investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.

24

Hartford Municipal Short Duration Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Composition of Municipal Bonds(1)
as of 10/31/2023
Municipal Bonds	Percentage of Net Assets
Airport	7.3%
Bond Bank	1.3
Development	2.7
General Obligation	9.2
Higher Education	4.1
Housing	2.4
Medical	8.8
Multifamily Housing	0.3
Nursing Homes	3.0
Other (2)	24.2
Power	5.1
School District	4.3
Single Family Housing	10.0
Student Loan	1.3
Tobacco	0.7
Transportation	11.5
Utilities	0.6
Water	1.1
Total	97.9%
Short-Term Investments	0.5
Other Assets & Liabilities	1.6
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
25

The Hartford Short Duration Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	5.16%	1.49%	1.46%
Class A2	3.05%	1.08%	1.26%
Class C1	4.39%	0.76%	0.71%
Class C3	3.39%	0.76%	0.71%
Class I1	5.44%	1.80%	1.75%
Class R3[1]	4.98%	1.27%	1.21%
Class R4[1]	5.10%	1.54%	1.48%
Class R5[1]	5.48%	1.76%	1.76%
Class R6[1]	5.49%	1.88%	1.82%
Class Y1	5.39%	1.78%	1.77%
Class F1	5.61%	1.87%	1.81%
Bloomberg 1-3 Year US Government/Credit Index	3.23%	1.25%	1.03%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 2.00%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.79%	0.79%
Class C	1.52%	1.52%
Class I	0.49%	0.49%
Class R3	1.14%	1.14%
Class R4	0.84%	0.84%
Class R5	0.54%	0.54%
Class R6	0.43%	0.43%
Class Y	0.53%	0.53%
Class F	0.43%	0.43%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

26

The Hartford Short Duration Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Timothy E. Smith*
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Marc K. Piccuirro, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
*  Timothy E. Smith, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP's parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Smith’s portfolio management responsibilities will transition to Marc K. Piccuirro, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Short Duration Fund returned 5.16%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Bloomberg 1-3 Year US Government/Credit Index, which returned 3.23% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 4.29% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and agency mortgage-backed securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities (MBS). Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the Bank of Japan remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
The primary driver of the Fund’s outperformance relative to the benchmark was an overweight to and security selection within investment grade corporate credit, particularly across the Financials and Industrials sectors. Additionally, an out-of-benchmark exposure to bank loans was also additive as the sector outperformed duration-equivalent Treasuries. The Fund’s out-of-benchmark exposure to securitized sectors, specifically non-agency residential mortgage-backed securities (NA RMBS), asset-backed securities (ABS), and collateralized loan obligations , had a positive impact as well. The Fund held an out-of-benchmark allocation to high yield credit which contributed positively as well. Finally, the Fund held an overweight benchmark-relative duration posture at the 5- and 10-year segments of the yield curve which detracted from relative returns over the period given the rise in rates.
While derivatives are not utilized in a significant manner in this Fund, currency forwards were used to hedge the portfolio’s exposure to non-U.S. dollar denominated securities during the period. The hedges detracted modestly over the period.
What is the outlook as of the end of the period?
As of the end of the period, all-in front end yields look attractive as short-term rates remain elevated. We remain cautious overall in the face of heightened macroeconomic uncertainty. While economic resilience has surprised to the upside and inflation continues to abate, we believe recession signals continue to flash while the lagged effects of higher rates are still taking effect. Spreads continue to trade at or below historical medians, at odds with the elevated probability of a slowdown in growth over the next 6-12 months. We believe that periods of spread weakness may present buying opportunities. Fed rate decisions remain largely dependent on both inflation and labor data in addition to financial stability in our view. While rate uncertainty remains high, the likelihood of cuts before first half of 2024 is low in our view.
Our outlook for corporate bond fundamentals is cautious. Investment grade credit is entering this potentially challenging macro environment from a strong starting point, but relevant metrics have begun to adjust

27

The Hartford Short Duration Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

down from peak levels in our view. From a more forward-looking perspective, we believe that earnings growth is decelerating and ratings trends remain favorable but are deteriorating.
We remain constructive on the agency-MBS sector given appealing valuations and continue to search for opportunities to add on the margin. The technical backdrop remains weak as marginal buyers are more spread-sensitive relative to history in our view. We are positive on the securitized sectors, particularly ABS and NA RMBS. In the asset backed space, we believe that consumer fundamentals and balance sheets remain generally strong, but "higher for longer" rates may lead to further softening. As of the end of the period, we are focused on seeking to find attractive opportunities in higher-quality consumer ABS sectors and select esoteric, off-the-run sectors of commercial ABS. We believe that RMBS valuations are mixed as some subsectors have tightened more than others while the supply/demand imbalance may be supportive of spreads.  We are negative on the CMBS outlook due to the stiff challenges facing commercial Real Estate in light of tighter financial conditions from substantially higher borrowing costs and regional bank stress in our view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	18.0%
Corporate Bonds	53.9
Senior Floating Rate Interests	16.7
U.S. Government Agencies(2)	3.8
U.S. Government Securities	6.6
Total	99.0%
Short-Term Investments	0.6
Other Assets & Liabilities	0.4
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
28

The Hartford Strategic Income Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	5.95%	1.77%	2.47%
Class A2	1.18%	0.83%	2.00%
Class C1	5.17%	1.03%	1.72%
Class C3	4.17%	1.03%	1.72%
Class I1	6.28%	2.07%	2.74%
Class R3[1]	5.70%	1.45%	2.14%
Class R4[1]	5.90%	1.75%	2.45%
Class R5[1]	6.30%	2.06%	2.77%
Class R6[1]	6.41%	2.18%	2.87%
Class Y1	6.32%	2.07%	2.80%
Class F1	6.39%	2.14%	2.80%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares.
Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.91%	0.91%
Class C	1.64%	1.64%
Class I	0.64%	0.64%
Class R3	1.26%	1.26%
Class R4	0.96%	0.96%
Class R5	0.65%	0.65%
Class R6	0.54%	0.54%
Class Y	0.64%	0.64%
Class F	0.54%	0.54%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

29

The Hartford Strategic Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Strategic Income Fund returned 5.95%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, which returned 0.36%. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 3.16% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and agency mortgage-backed securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of Mortgage-Backed Securities (MBS). Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
Global economic data remained resilient over the period, though it diverged across regions. The United Kingdom dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spending remained elevated. Weaker demand weighed down global manufacturing activity, particularly in the Eurozone, Japan, and China. The People’s Bank of China reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy. Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund during the period with an overweight to credit risk sectors, including high-yield corporate bonds, emerging-markets (EM) debt, and bank loans. The primary contributor to performance versus the Bloomberg U.S. Aggregate Bond Index over the period was the Fund’s allocations to EM corporate bonds, particularly in the Industrials and Utilities sectors, and sovereign debt (led by Sri Lanka, Colombian, and Macedonian issuers). Throughout most of the period, emerging markets remained under pressure from interest-rate increases, risking inflation, and geopolitical conflicts. An allocation to bank loans and positioning within high yield credit, particularly in the Industrials sector, helped relative results. An allocation to convertible bonds negatively affected returns over the same period. The Fund remained positioned as of the end of the period with an underweight to investment-grade corporate bonds in favor of bank loans and high-yield bonds. An underweight to investment-grade corporate bonds helped performance as spreads narrowed. Allocations to securitized sectors benefited performance amid generally resilient economic data. An allocation to non-agency residential MBS helped relative results the most within securitized sectors. Asset backed securities, collateralized loan

30

The Hartford Strategic Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

obligations, and commercial MBS also helped relative results. An underweight to agency MBS passthroughs benefited relative performance as interest rate volatility remained elevated. The Fund maintained a structural allocation to developed-market currencies at the end of the period. Overall, currency exposure was a positive contributor to relative results. The Fund’s allocation to Treasury Inflation-Protected Securities had a positive impact on relative returns.
During the period, the Fund used derivatives to help implement the overall investment strategy, including the use of credit default swap indices, interest rate swaps, currency forwards, and futures. The Fund’s high-yield credit default swap indices exposure detracted from relative results and exposure to EM Credit Default Swap Index (CDX) also negatively affected results. The Fund’s tactical duration and yield curve positioning was a positive contributor to the Fund’s relative performance over the period.
What is the outlook as of the end of the period?
In aggregate, we believe that economic data has proven resilient thus far, likely pushing the onset of recession to later in 2024. We believe that the economic outlook will deteriorate as the lagged impacts of tighter global monetary policies contribute to tighter financial conditions and rising unemployment. As of the end of the period, we are beginning to see evidence of cycle indicators turning. Default rates for bonds and loans have recently been rising, which we believe suggests that restrictive monetary policy is impacting corporate balance sheets. We have observed meaningful spread compression in fixed income over the last few months of the period, both in terms of the level of spreads and in the amount of relative value dislocations. As of the end of the period, the Fund maintained an average duration profile while preserving cash and liquidity. As of the end of the period, the Fund maintains an underweight exposure to investment grade credit and agency MBS. As of the end of the period, we favor EM corporate issuers with prudent balance sheet management in select sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments, including foreign government debt, may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.1
Total	0.2%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	16.3%
Convertible Bonds	3.2
Corporate Bonds	31.1
Foreign Government Obligations	6.9
Municipal Bonds	0.2
Senior Floating Rate Interests	9.4
U.S. Government Agencies(2)	16.1
U.S. Government Securities	15.8
Total	99.0%
Short-Term Investments	2.8
Other Assets & Liabilities	(2.0)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
31

Hartford Sustainable Municipal Bond Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return, through investments within a sustainability framework.
Comparison of Change in Value of $10,000 Investment (05/29/2015 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	Since Inception[1]
Class A2	2.38%	0.62%	1.30%
Class A3	-2.23%	-0.31%	0.75%
Class C2	1.73%	-0.04%	0.76%
Class C4	0.73%	-0.04%	0.76%
Class I2	2.73%	0.86%	1.55%
Class F2	2.80%	0.93%	1.59%
Bloomberg Municipal Bond Index	2.64%	1.00%	1.50%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance prior to 04/30/2021 reflects the Fund’s performance when it pursued a different investment objective and modified investment strategy.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.78%	0.69%
Class C	1.59%	1.44%
Class I	0.60%	0.46%
Class F	0.47%	0.39%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

32

Hartford Sustainable Municipal Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers*
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
* Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Haney’s portfolio management responsibilities will transition to Brad W. Libby in the months leading up to his departure. Effective November 14, 2023, Elizabeth J. Kleinerman, CFA was added as a portfolio manager for the Fund.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Sustainable Municipal Bond Fund returned 2.38%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s benchmark, the Bloomberg Municipal Bond Index, which returned 2.64% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 2.07% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. The Federal Reserve (Fed) maintained its aggressive stance and appeared close to reaching peak policy rates.
Tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a return of 2.47% during the period. This index outperformed duration-equivalent Treasuries over the same period.  The yield on 10-year AAA-rated general obligation municipal bonds increased during the twelve-month period ended October 31, 2023, as did the yield on 10-year Treasuries.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
During the twelve-month period the primary contributor to the Fund’s returns, relative to the Bloomberg Municipal Bond Index, was security selection in investment grade credit, particularly in the revenue bonds sector. The Fund’s allocation to high yield revenue bonds also had a positive impact on returns, as the Fund held an out of benchmark position and the sector outperformed duration-equivalent Treasuries. The Fund’s underweight allocation to investment grade general obligation bonds detracted over the period. We note it is difficult to quantify the impact of sustainability considerations on the Fund’s performance given the slow-moving nature of certain environmental, social and governance risks.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, municipal fundamentals are broadly positive based on what we consider to be generous direct and indirect Federal support and coming out of the pandemic. We believe many municipal sectors have natural outlets for inflationary pressures, but the more labor constrained sectors will be more challenged. We expect municipals to behave defensively in an economic downturn given their high quality and strong balance sheets. We believe municipal bond all-in yields look most attractive relative to comparable quality corporates at the 15- to 30-year maturity range.  Issuance remains low in 2023 as market volatility has been elevated. We expect pressure on spreads if heightened market volatility and the rising-rate environment persist. In terms of sectors, we have a positive view on lifecare, transportation, special tax and public power as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Although the Fund primarily seeks income that is exempt from federal income taxes, investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility,

33

Hartford Sustainable Municipal Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

illiquidity, and default than higher-rated debt securities. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated.
Composition of Municipal Bonds(1)
as of 10/31/2023
Municipal Bonds	Percentage of Net Assets
Airport	3.4%
Development	1.6
Education	2.6
General Obligation	5.2
Higher Education	6.3
Housing	1.6
Medical	12.9
Multifamily Housing	0.4
Nursing Homes	8.6
Other (2)	16.0
Pollution	0.9
Power	5.1
School District	9.3
Single Family Housing	8.7
Student Loan	3.3
Transportation	10.1
Utilities	1.3
Water	2.3
Total	99.6%
U.S. Government Agencies(3)	0.5
Short-Term Investments	0.1
Other Assets & Liabilities	(0.2)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
(3)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
34

The Hartford Total Return Bond Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	1.51%	0.06%	0.99%
Class A2	-3.06%	-0.86%	0.53%
Class C1	0.57%	-0.73%	0.22%
Class C3	-0.41%	-0.73%	0.22%
Class I1	1.69%	0.34%	1.27%
Class R3[1]	1.09%	-0.27%	0.66%
Class R4[1]	1.43%	0.04%	0.98%
Class R5[1]	1.66%	0.35%	1.29%
Class R6[1]	1.76%	0.43%	1.36%
Class Y1	1.85%	0.39%	1.35%
Class F1	1.85%	0.42%	1.34%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares.
Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Class C shares of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund's prospectus.
Operating Expenses*	Gross	Net
Class A	0.68%	0.68%
Class C	1.50%	1.50%
Class I	0.37%	0.37%
Class R3	1.04%	1.04%
Class R4	0.74%	0.74%
Class R5	0.44%	0.44%
Class R6	0.32%	0.32%
Class Y	0.38%	0.38%
Class F	0.32%	0.32%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

35

The Hartford Total Return Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Total Return Bond Fund returned 1.51%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, which returned 0.36%. For the same period, Class A shares of the Fund, before sales charges, also outperformed the 0.63% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and agency mortgage-backed securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed the index, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. The performance of most securitized sectors rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities (MBS). Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms of staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
Global economic data remained resilient over the period, though it diverged across regions. The United Kingdom dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spending remained elevated. Weaker demand weighed down global manufacturing activity, particularly in the Eurozone, Japan, and China. The People’s Bank of China reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
The Fund’s allocations to securitized sectors including non-agency residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities were the primary drivers of relative outperformance. Positioning within agency MBS pass-throughs also had a positive impact despite elevated interest rate volatility. An out-of-benchmark allocation to high yield contributed positively to relative performance. The Fund’s select positioning in emerging markets had a negative impact on relative performance as the sector remained under pressure from interest-rate increases, rising inflation, and geopolitical conflicts. The Fund’s overall underweight in investment grade corporates detracted from results, particularly in the Industrials sector; however, this negative performance was more than offset by a positive impact from security selection. The Fund’s allocation to Treasury Inflation Protected Securities also had a positive impact on relative results as breakeven inflation rates rose.
During the period, the Fund held tactical derivative positionings, implemented through interest rate swaps, futures, forwards, and credit default swap index which benefited relative results in the aggregate. Developed non-U.S. Dollar governments and sovereign positioning also had a positive impact on relative performance.

36

The Hartford Total Return Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

What is the outlook as of the end of the period?
As of the end of the period, we believe Fed policy may be working with a longer lag than during past economic/credit cycles. The resilient consumer has likely pushed the expected U.S. economic growth slowdown out to mid/late 2024. Corporate fundamentals have stabilized in our view. We believe that free cash flow generation remains robust and companies are unlikely to increase leverage given increasing economic uncertainty.
With continued uncertainty around growth, inflation, and the Fed’s reaction function, we are seeking to be cautious and are seeking to take advantage of numerous perceived market inefficiencies. We believe bouts of market volatility may generate greater idiosyncratic dispersion and may create better entry points to add credit exposure.
We believe the economic outlook will deteriorate as the lagged impacts of tighter global monetary policies contribute to tighter financial conditions and rising unemployment. However, consumer balance sheets are very healthy and higher wages will help cushion against the impact of elevated inflation in our view. We will continue to monitor its cycle indicators for signs that a deterioration of growth warrants a shift in the Fund’s risk posture.
As of the end of the period, we maintain in the Fund an underweight to investment grade credit due to better observed opportunities in various out-of-benchmark sectors, including high-quality securitized credit (residential housing benefits from low supply), BB high yield (more insulated from default risk than CCCs), and select emerging markets (where we see compelling valuations and improving fundamentals). As of the end of the period, the Fund is overweight agency MBS (focus on relative value opportunities and income). We believe duration will act as a better stabilizer of returns than it did last year, as the market and central banks shift their focus to promoting economic growth from fighting inflation. The Fund has a longer duration positioning at the aggregate portfolio level relative to the benchmark as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater for investments in emerging markets. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Preferred Stocks	0.0 *
Total	0.0% *
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	22.7%
Corporate Bonds	28.4
Foreign Government Obligations	2.7
Municipal Bonds	1.4
Senior Floating Rate Interests	0.0 *
U.S. Government Agencies(2)	47.1
U.S. Government Securities	15.8
Total	118.1%
Short-Term Investments	0.5
Other Assets & Liabilities	(18.6)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
37

The Hartford World Bond Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	0.84%	-0.04%	0.82%
Class A2	-3.70%	-0.95%	0.35%
Class C1	-0.04%	-0.78%	0.08%
Class C3	-1.02%	-0.78%	0.08%
Class I1	1.06%	0.25%	1.09%
Class R3[1]	0.39%	-0.39%	0.48%
Class R4[1]	0.75%	-0.05%	0.80%
Class R5[1]	1.04%	0.23%	1.10%
Class R6[1]	1.22%	0.34%	1.20%
Class Y1	1.05%	0.26%	1.14%
Class F1	1.12%	0.32%	1.15%
FTSE World Government Bond Index	0.45%	-2.57%	-1.40%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares.
Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.74%	1.74%
Class I	0.71%	0.71%
Class R3	1.34%	1.34%
Class R4	1.02%	1.02%
Class R5	0.73%	0.73%
Class R6	0.62%	0.62%
Class Y	0.73%	0.73%
Class F	0.62%	0.62%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

38

The Hartford World Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Mark H. Sullivan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Martin Harvey, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford World Bond Fund returned 0.84%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s primary benchmark, the FTSE World Government Bond Index, which returned 0.45% for the same period, and the Fund’s secondary benchmark, the Bloomberg US Aggregate Bond Index, which returned 0.36% for the same period.  For the same period, Class A shares of the Fund, before sales charges, underperformed the 2.32% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in United States (U.S.) dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the U.S.
Why did the Fund perform this way?
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and agency mortgage-backed securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed the index, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector in March 2023, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation asset sales of mortgage-backed securities (MBS). Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield (HY) corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms of staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control (YCC) range.
Global economic data remained resilient over the period, though it diverged across regions. The United Kingdom (UK) dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spending remained elevated. Weaker demand weighed down global manufacturing activity, particularly in the Eurozone, Japan, and China. The People’s Bank of China reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen (JPY) ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
Note that the Fund is managed to seek capital appreciation and, secondly, income. For the twelve-month period, interest rate and credit strategies contributed positively to total returns, while currency strategies detracted from performance.
Within interest rate strategies, the Fund’s strategic market country and macro rates positioning had a positive impact on total returns. We largely maintained the Fund’s strategic duration in global developed sovereign debt which detracted as yields rose in the period, but the Fund’s underweight duration in the UK sovereign debt in the second quarter of 2023 and underweight duration in core Europe sovereign debt during 2023 more than offset the negative returns from its strategic duration exposure. Our quantitative interest rate strategies partially offset the overall positive total returns in interest rate strategies, primarily due to our short duration bias in the Fund in March 2023 during the regional banking crisis as rates went lower, and then additionally due to its net long duration posture in the few months following the regional banking crisis as rates steadily went higher. Relative to the FTSE World Government Bond Index, the Fund’s strategic duration positioning contributed as bond yields continued to rise.
Within the Fund’s credit strategies, its conservative positioning in credit sectors was additive during the period as it was positioned net long investment grade corporates, HY and securitized.

39

The Hartford World Bond Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

We made use of derivatives in the Fund during the period, primarily liquid currency forwards and exchange-traded government bond futures, but also in small part to credit default swaps, index credit default swaps, as well as interest rate, bond, index and currency futures, and/or options in pursuit of the investment objective as well as to hedge against risk. Derivatives used in the Fund in pursuit of the investment objective as well as for risk management purposes detracted from performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe major central banks are now approaching the end of their hiking cycles, but the inflation battle might not be over. Inflation remains well above central banks’ targets, and recent disinflationary factors seem to be running out of steam. We expect to see steeper curves in major economies with front-end rates potentially plateauing and the long end of curves moving upwards as higher inflation expectations become embedded in the system. Any signs that central banks’ tolerance around sustained 2% inflation is wavering could present a powerful catalyst to the steepening trend in our view.
We believe economies are nearing the zone where the negative reflex from the unprecedented speed and magnitude of the recent rate increases starts to raise the probability of a quicker tightening in financial conditions and increases in financial stability risks. While we do not think this would negate some of the more structural forces in the economy, it can potentially lead to a reversal in bond yields and positive total return potential for the asset class.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments, including foreign government debt, may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	8.7%
Convertible Bonds	0.2
Corporate Bonds	14.3
Foreign Government Obligations	54.5
Senior Floating Rate Interests	4.3
U.S. Government Agencies(2)	2.8
U.S. Government Securities	5.4
Total	90.2%
Short-Term Investments	7.6
Purchased Options	0.1
Other Assets & Liabilities	2.1
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.

40

Hartford Fixed Income Funds
Benchmark Glossary (Unaudited)

Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the US Government/Credit component of the Bloomberg US Aggregate Bond Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.
Bloomberg Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes) measures the performance of municipal bonds with time to maturity of more than one year and less than five years.
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax-exempt bond market.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg US Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the US Securities and Exchange Commission.
Bloomberg US TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents US Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.
Bloomberg US TIPS Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in US currency, and have more than one year to maturity.
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds.
JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.
Morningstar LSTA US Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market value-weighted index that is designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

41

Hartford Fixed Income Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2023 through October 31, 2023. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
Hartford Dynamic Bond Fund
Class A	$ 1,000.00	$ 968.80	$ 5.01	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Class C	$ 1,000.00	$ 966.90	$ 6.79	$ 1,000.00	$ 1,018.30	$ 6.97	1.37%
Class I	$ 1,000.00	$ 970.80	$ 3.97	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class R5	$ 1,000.00	$ 971.10	$ 3.73	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class R6	$ 1,000.00	$ 970.50	$ 3.23	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class Y	$ 1,000.00	$ 971.10	$ 3.73	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class F	$ 1,000.00	$ 970.50	$ 3.23	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
The Hartford Emerging Markets Local Debt Fund
Class A	$ 1,000.00	$ 976.60	$ 5.88	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class C	$ 1,000.00	$ 972.50	$ 9.59	$ 1,000.00	$ 1,015.48	$ 9.80	1.93%
Class I	$ 1,000.00	$ 977.90	$ 4.64	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R3	$ 1,000.00	$ 972.90	$ 7.56	$ 1,000.00	$ 1,017.64	$ 7.73	1.52%
Class R4	$ 1,000.00	$ 974.40	$ 5.87	$ 1,000.00	$ 1,019.41	$ 6.01	1.18%
Class R5	$ 1,000.00	$ 977.10	$ 4.39	$ 1,000.00	$ 1,020.82	$ 4.48	0.88%
Class Y	$ 1,000.00	$ 978.00	$ 4.39	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class F	$ 1,000.00	$ 976.30	$ 4.13	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
The Hartford Floating Rate Fund
Class A	$ 1,000.00	$ 1,042.60	$ 5.15	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class C	$ 1,000.00	$ 1,038.70	$ 8.99	$ 1,000.00	$ 1,016.38	$ 8.89	1.75%
Class I	$ 1,000.00	$ 1,045.40	$ 3.71	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class R3	$ 1,000.00	$ 1,041.30	$ 6.43	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
Class R4	$ 1,000.00	$ 1,042.60	$ 5.15	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R5	$ 1,000.00	$ 1,043.80	$ 4.02	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class Y	$ 1,000.00	$ 1,045.30	$ 3.87	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class F	$ 1,000.00	$ 1,045.80	$ 3.40	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
42

Hartford Fixed Income Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford Floating Rate High Income Fund
Class A	$ 1,000.00	$ 1,043.80	$ 5.41	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class C	$ 1,000.00	$ 1,039.90	$ 9.26	$ 1,000.00	$ 1,016.13	$ 9.15	1.80%
Class I	$ 1,000.00	$ 1,045.10	$ 4.13	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class R3	$ 1,000.00	$ 1,041.00	$ 6.95	$ 1,000.00	$ 1,018.35	$ 6.87	1.35%
Class R4	$ 1,000.00	$ 1,042.60	$ 5.40	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class R5	$ 1,000.00	$ 1,045.40	$ 3.87	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class Y	$ 1,000.00	$ 1,045.20	$ 4.02	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class F	$ 1,000.00	$ 1,044.20	$ 3.86	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
The Hartford High Yield Fund
Class A	$ 1,000.00	$ 995.30	$ 4.78	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class C	$ 1,000.00	$ 992.90	$ 8.64	$ 1,000.00	$ 1,016.53	$ 8.74	1.72%
Class I	$ 1,000.00	$ 996.50	$ 3.47	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class R3	$ 1,000.00	$ 995.20	$ 6.39	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R4	$ 1,000.00	$ 996.80	$ 4.88	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
Class R5	$ 1,000.00	$ 998.00	$ 3.37	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class R6	$ 1,000.00	$ 996.70	$ 2.72	$ 1,000.00	$ 1,022.38	$ 2.75	0.54%
Class Y	$ 1,000.00	$ 997.80	$ 3.32	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class F	$ 1,000.00	$ 998.60	$ 2.77	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
The Hartford Inflation Plus Fund
Class A	$ 1,000.00	$ 965.30	$ 4.21	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class C	$ 1,000.00	$ 961.60	$ 7.86	$ 1,000.00	$ 1,017.19	$ 8.08	1.59%
Class I	$ 1,000.00	$ 966.50	$ 2.82	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class R3	$ 1,000.00	$ 963.80	$ 5.84	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class R4	$ 1,000.00	$ 965.10	$ 4.41	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R5	$ 1,000.00	$ 966.40	$ 2.92	$ 1,000.00	$ 1,022.23	$ 3.01	0.59%
Class Y	$ 1,000.00	$ 966.60	$ 2.87	$ 1,000.00	$ 1,022.28	$ 2.96	0.58%
Class F	$ 1,000.00	$ 967.20	$ 2.33	$ 1,000.00	$ 1,022.84	$ 2.40	0.47%
The Hartford Municipal Opportunities Fund
Class A	$ 1,000.00	$ 964.90	$ 3.27	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class C	$ 1,000.00	$ 961.30	$ 7.02	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class I	$ 1,000.00	$ 966.00	$ 2.23	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Class Y	$ 1,000.00	$ 966.00	$ 2.23	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Class F	$ 1,000.00	$ 966.40	$ 1.73	$ 1,000.00	$ 1,023.44	$ 1.79	0.35%
Hartford Municipal Short Duration Fund
Class A	$ 1,000.00	$ 992.60	$ 3.46	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class C	$ 1,000.00	$ 988.40	$ 7.22	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class I	$ 1,000.00	$ 993.90	$ 2.31	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class F	$ 1,000.00	$ 994.30	$ 1.96	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
The Hartford Short Duration Fund
Class A	$ 1,000.00	$ 1,008.70	$ 4.00	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class C	$ 1,000.00	$ 1,005.10	$ 7.58	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class I	$ 1,000.00	$ 1,010.20	$ 2.48	$ 1,000.00	$ 1,022.74	$ 2.50	0.49%
Class R3	$ 1,000.00	$ 1,008.80	$ 4.96	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class R4	$ 1,000.00	$ 1,008.90	$ 3.75	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R5	$ 1,000.00	$ 1,010.90	$ 2.79	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class R6	$ 1,000.00	$ 1,010.40	$ 2.18	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
Class Y	$ 1,000.00	$ 1,010.00	$ 2.63	$ 1,000.00	$ 1,022.58	$ 2.65	0.52%
Class F	$ 1,000.00	$ 1,011.50	$ 2.18	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
43

Hartford Fixed Income Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford Strategic Income Fund
Class A	$ 1,000.00	$ 971.40	$ 4.52	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Class C	$ 1,000.00	$ 967.70	$ 8.04	$ 1,000.00	$ 1,017.04	$ 8.24	1.62%
Class I	$ 1,000.00	$ 973.10	$ 3.13	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class R3	$ 1,000.00	$ 970.70	$ 6.26	$ 1,000.00	$ 1,018.85	$ 6.41	1.26%
Class R4	$ 1,000.00	$ 971.00	$ 4.77	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class R5	$ 1,000.00	$ 972.90	$ 3.13	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class R6	$ 1,000.00	$ 974.80	$ 2.69	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
Class Y	$ 1,000.00	$ 972.90	$ 3.08	$ 1,000.00	$ 1,022.08	$ 3.16	0.62%
Class F	$ 1,000.00	$ 973.50	$ 2.69	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
Hartford Sustainable Municipal Bond Fund
Class A	$ 1,000.00	$ 954.40	$ 3.40	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class C	$ 1,000.00	$ 950.80	$ 7.08	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class I	$ 1,000.00	$ 956.30	$ 2.27	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class F	$ 1,000.00	$ 956.70	$ 1.92	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
The Hartford Total Return Bond Fund
Class A	$ 1,000.00	$ 941.30	$ 3.38	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class C	$ 1,000.00	$ 937.30	$ 7.38	$ 1,000.00	$ 1,017.59	$ 7.68	1.51%
Class I	$ 1,000.00	$ 942.30	$ 1.91	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
Class R3	$ 1,000.00	$ 939.60	$ 5.09	$ 1,000.00	$ 1,019.96	$ 5.30	1.04%
Class R4	$ 1,000.00	$ 941.60	$ 3.38	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class R5	$ 1,000.00	$ 942.20	$ 2.15	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class R6	$ 1,000.00	$ 943.10	$ 1.57	$ 1,000.00	$ 1,023.59	$ 1.63	0.32%
Class Y	$ 1,000.00	$ 943.40	$ 1.67	$ 1,000.00	$ 1,023.49	$ 1.73	0.34%
Class F	$ 1,000.00	$ 943.10	$ 1.57	$ 1,000.00	$ 1,023.59	$ 1.63	0.32%
The Hartford World Bond Fund
Class A	$ 1,000.00	$ 962.50	$ 4.99	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Class C	$ 1,000.00	$ 958.60	$ 8.54	$ 1,000.00	$ 1,016.48	$ 8.79	1.73%
Class I	$ 1,000.00	$ 964.30	$ 3.56	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class R3	$ 1,000.00	$ 960.50	$ 6.67	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class R4	$ 1,000.00	$ 962.60	$ 5.39	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class R5	$ 1,000.00	$ 964.20	$ 3.66	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R6	$ 1,000.00	$ 964.90	$ 3.12	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class Y	$ 1,000.00	$ 964.40	$ 3.51	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class F	$ 1,000.00	$ 963.90	$ 3.12	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
44

Hartford Dynamic Bond Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 73.9%
	Aerospace/Defense - 0.2%
$ 235,000	Spirit AeroSystems, Inc. 9.38%, 11/30/2029(1)	$ 240,318
	Agriculture - 0.7%
	BAT Capital Corp.
570,000	6.42%, 08/02/2033	539,109
295,000	7.08%, 08/02/2053	264,443
		803,552
	Auto Manufacturers - 0.4%
270,000	General Motors Financial Co., Inc. 5.70%, 09/30/2030, (5.70% fixed rate until 09/30/2030; 5 yr. USD CMT + 5.00% thereafter)(2)(3)	226,680
245,000	Nissan Motor Acceptance Co. LLC 7.05%, 09/15/2028(1)	242,157
		468,837
	Biotechnology - 0.2%
305,000	Royalty Pharma PLC 2.20%, 09/02/2030	233,232
	Chemicals - 6.3%
	Braskem Netherlands Finance BV
290,000	4.50%, 01/10/2028(1)	244,425
250,000	8.50%, 01/12/2031(1)	234,300
	Celanese U.S. Holdings LLC
560,000	6.17%, 07/15/2027	546,887
830,000	6.33%, 07/15/2029	800,506
290,000	6.38%, 07/15/2032	274,491
	Chemours Co.
310,000	4.63%, 11/15/2029(1)	239,265
260,000	5.75%, 11/15/2028(1)	219,823
285,000	CVR Partners LP/CVR Nitrogen Finance Corp. 6.13%, 06/15/2028(1)	251,512
	International Flavors & Fragrances, Inc.
660,000	1.83%, 10/15/2027(1)	547,505
730,000	2.30%, 11/01/2030(1)	542,585
	NOVA Chemicals Corp.
295,000	4.25%, 05/15/2029(1)	218,121
945,000	5.25%, 06/01/2027(1)	798,243
	OCP SA
310,000	3.75%, 06/23/2031(4)	243,387
340,000	6.88%, 04/25/2044(4)	277,950
280,000	Olin Corp. 5.63%, 08/01/2029	254,539
295,000	Sasol Financing USA LLC 4.38%, 09/18/2026	258,505
290,000	SCIH Salt Holdings, Inc. 4.88%, 05/01/2028(1)	250,388
705,000	Tronox, Inc. 4.63%, 03/15/2029(1)	555,836
305,000	Valvoline, Inc. 3.63%, 06/15/2031(1)	231,800
		6,990,068
	Commercial Banks - 5.8%
200,000	Banco Bilbao Vizcaya Argentaria SA 9.38%, 03/19/2029, (9.38% fixed rate until 09/19/2029; 5 yr. USD CMT + 5.10% thereafter)(2)(3)	192,851
265,000	Barclays PLC 3.56%, 09/23/2035, (3.56% fixed rate until 09/23/2030; 5 yr. USD CMT + 2.90% thereafter)(2)	199,923
200,000	BBVA Bancomer SA 8.45%, 06/29/2038, (8.45% fixed rate until 06/29/2033; 5 yr. USD CMT + 4.66% thereafter)(1)(2)	190,672
270,000	Citigroup, Inc. 4.00%, 12/10/2025, (4.00% fixed rate until 12/10/2025; 5 yr. USD CMT + 3.60% thereafter)(2)(3)	231,628
1,480,000	Deutsche Bank AG 3.74%, 01/07/2033, (3.74% fixed rate until 10/07/2031; 6 mo. USD SOFR + 2.26% thereafter)(2)	1,037,144
295,000	Freedom Mortgage Corp. 6.63%, 01/15/2027(1)	254,996
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 73.9% - (continued)
	Commercial Banks - 5.8% - (continued)
	Goldman Sachs Group, Inc.
$ 280,000	4.95%, 02/10/2025, (4.95% fixed rate until 02/10/2025; 5 yr. USD CMT + 3.22% thereafter)(2)(3)	$ 257,757
545,000	6.48%, 10/24/2029, (6.48% fixed rate until 10/24/2028; 6 mo. USD SOFR + 1.77% thereafter)(2)	545,209
	Intesa Sanpaolo SpA
700,000	4.20%, 06/01/2032, (4.20% fixed rate until 06/01/2031; 1 yr. USD CMT + 2.60% thereafter)(1)(2)	498,446
845,000	4.95%, 06/01/2042, (4.95% fixed rate until 06/01/2041; 1 yr. USD CMT + 2.75% thereafter)(1)(2)	498,335
240,000	6.63%, 06/20/2033(1)	220,445
	M&T Bank Corp.
285,000	5.05%, 01/27/2034, (5.05% fixed rate until 01/27/2033; 6 mo. USD SOFR + 1.85% thereafter)(2)	238,262
320,000	7.41%, 10/30/2029, (7.41% fixed rate until 10/30/2028; 6 mo. USD SOFR + 2.80% thereafter)(2)	321,062
315,000	Manufacturers & Traders Trust Co. 3.40%, 08/17/2027	268,180
240,000	Santander Holdings USA, Inc. 6.57%, 06/12/2029, (6.57% fixed rate until 06/12/2028; 2 mo. USD SOFR + 2.70% thereafter)(2)	231,308
400,000	Standard Chartered PLC 3.27%, 02/18/2036, (3.27% fixed rate until 11/18/2030; 5 yr. USD CMT + 2.30% thereafter)(1)(2)	294,284
520,000	UBS Group AG 6.25%, 09/22/2029, (6.25% fixed rate until 09/22/2028; 1 yr. USD CMT + 1.80% thereafter)(1)(2)	509,777
200,000	UniCredit SpA 5.46%, 06/30/2035, (5.46% fixed rate until 06/30/2030; 5 yr. USD CMT + 4.75% thereafter)(1)(2)	164,367
295,000	Wells Fargo & Co. 3.90%, 03/15/2026, (3.90% fixed rate until 03/15/2026; 5 yr. USD CMT + 3.45% thereafter)(2)(3)	255,517
		6,410,163
	Commercial Services - 1.4%
700,000	Adani Ports & Special Economic Zone Ltd. 4.20%, 08/04/2027(4)	577,500
600,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.63%, 06/01/2028(1)	490,852
270,000	APX Group, Inc. 6.75%, 02/15/2027(1)	260,661
215,000	UL Solutions, Inc. 6.50%, 10/20/2028(1)	213,087
		1,542,100
	Construction Materials - 0.9%
300,000	Boise Cascade Co. 4.88%, 07/01/2030(1)	258,069
315,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	273,795
285,000	Louisiana-Pacific Corp. 3.63%, 03/15/2029(1)	234,827
290,000	Standard Industries, Inc. 4.75%, 01/15/2028(1)	259,672
		1,026,363
	Distribution/Wholesale - 0.2%
250,000	LKQ Corp. 5.75%, 06/15/2028	242,331
	Diversified Financial Services - 7.7%
1,005,000	AGFC Capital Trust I 7.41%, 01/15/2067, 3 mo. USD Term SOFR + 2.01%(1)	522,600

The accompanying notes are an integral part of these financial statements.
45

Hartford Dynamic Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 73.9% - (continued)
	Diversified Financial Services - 7.7% - (continued)
	Aircastle Ltd.
$ 305,000	5.25%, 06/15/2026, (5.25% fixed rate until 06/15/2026; 5 yr. USD CMT + 4.41% thereafter)(1)(2)(3)	$ 239,097
555,000	6.50%, 07/18/2028(1)	532,755
	Ally Financial, Inc.
635,000	6.70%, 02/14/2033	534,221
555,000	6.99%, 06/13/2029, (6.99% fixed rate until 06/13/2028; 2 mo. USD SOFR + 3.26% thereafter)(2)	530,734
555,000	American Express Co. 6.49%, 10/30/2031, (6.49% fixed rate until 10/30/2030; 6 mo. USD SOFR + 1.94% thereafter)(2)	556,880
320,000	Ares Finance Co. III LLC 4.13%, 06/30/2051, (4.13% fixed rate until 06/30/2026; 5 yr. USD CMT + 3.24% thereafter)(1)(2)	239,782
	Capital One Financial Corp.
385,000	2.36%, 07/29/2032, (2.36% fixed rate until 07/29/2031; 6 mo. USD SOFR + 1.34% thereafter)(2)	254,438
565,000	6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(2)	541,228
295,000	6.38%, 06/08/2034, (6.38% fixed rate until 06/08/2033; 6 mo. USD SOFR + 2.86% thereafter)(2)	269,863
340,000	7.62%, 10/30/2031, (7.62% fixed rate until 10/30/2030; 6 mo. USD SOFR + 3.07% thereafter)(2)	340,249
1,105,000	Discover Financial Services 7.96%, 11/02/2034, (7.96% fixed rate until 11/02/2033; 6 mo. USD SOFR + 3.37% thereafter)(2)	1,101,050
400,000	Far East Horizon Ltd. 4.25%, 10/26/2026(4)	337,952
260,000	Macquarie Airfinance Holdings Ltd. 8.13%, 03/30/2029(1)	255,349
	OneMain Finance Corp.
325,000	3.88%, 09/15/2028	256,956
280,000	6.63%, 01/15/2028	254,692
290,000	PennyMac Financial Services, Inc. 4.25%, 02/15/2029(1)	236,639
	Synchrony Financial
340,000	2.88%, 10/28/2031	231,245
620,000	3.95%, 12/01/2027	531,288
1,000,000	7.25%, 02/02/2033	849,605
		8,616,623
	Electric - 5.1%
290,000	Calpine Corp. 4.50%, 02/15/2028(1)	261,167
45,000	CMS Energy Corp. 4.75%, 06/01/2050, (4.75% fixed rate until 03/01/2030; 5 yr. USD CMT + 4.12% thereafter)(2)	37,317
270,000	Dominion Energy, Inc. 4.35%, 01/15/2027, (4.35% fixed rate until 01/15/2027; 5 yr. USD CMT + 3.20% thereafter)(2)(3)	218,695
610,000	Edison International 5.38%, 03/15/2026, (5.38% fixed rate until 03/15/2026; 5 yr. USD CMT + 4.70% thereafter)(2)(3)	546,015
255,000	Emera, Inc. 6.75%, 06/15/2076	239,789
620,000	NRG Energy, Inc. 4.45%, 06/15/2029(1)	535,999
	Pacific Gas & Electric Co.
585,000	5.90%, 06/15/2032	534,653
1,155,000	6.10%, 01/15/2029	1,111,828
580,000	6.15%, 01/15/2033	534,922
900,000	6.75%, 01/15/2053	801,184
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 73.9% - (continued)
	Electric - 5.1% - (continued)
$ 620,000	PPL Capital Funding, Inc. 8.32%, 03/30/2067, 3 mo. USD Term SOFR + 2.92%	$ 556,957
400,000	ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries 4.50%, 07/14/2028(4)	327,384
		5,705,910
	Energy-Alternate Sources - 0.8%
215,000	Energo-Pro AS 11.00%, 11/02/2028(1)	215,933
200,000	Greenko Solar Mauritius Ltd. 5.95%, 07/29/2026(1)	183,750
	TerraForm Power Operating LLC
275,000	4.75%, 01/15/2030(1)	231,825
285,000	5.00%, 01/31/2028(1)	261,003
		892,511
	Engineering & Construction - 0.1%
205,000	IHS Holding Ltd. 6.25%, 11/29/2028(4)	150,794
	Entertainment - 0.7%
660,000	Caesars Entertainment, Inc. 4.63%, 10/15/2029(1)	542,437
355,000	Warnermedia Holdings, Inc. 5.39%, 03/15/2062	250,069
		792,506
	Food - 2.6%
270,000	B&G Foods, Inc. 8.00%, 09/15/2028(1)	263,144
420,000	BRF SA 5.75%, 09/21/2050(4)	273,669
580,000	JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(1)	544,533
1,030,000	Minerva Luxembourg SA 4.38%, 03/18/2031(4)	799,305
285,000	Performance Food Group, Inc. 4.25%, 08/01/2029(1)	240,547
610,000	Post Holdings, Inc. 5.50%, 12/15/2029(1)	541,037
285,000	U.S. Foods, Inc. 4.75%, 02/15/2029(1)	251,644
		2,913,879
	Gas - 1.0%
1,160,000	AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027	1,066,213
	Hand/Machine Tools - 1.0%
	Regal Rexnord Corp.
565,000	6.05%, 04/15/2028(1)	541,058
570,000	6.30%, 02/15/2030(1)	537,563
		1,078,621
	Healthcare - Services - 0.9%
	Centene Corp.
280,000	2.45%, 07/15/2028	235,284
690,000	3.00%, 10/15/2030	545,911
300,000	HCA, Inc. 3.38%, 03/15/2029	258,030
		1,039,225
	Home Builders - 0.7%
615,000	M/I Homes, Inc. 4.95%, 02/01/2028	547,478
415,000	MDC Holdings, Inc. 3.97%, 08/06/2061	219,383
		766,861
	Home Furnishings - 0.2%
300,000	Tempur Sealy International, Inc. 4.00%, 04/15/2029(1)	246,130
	Housewares - 0.2%
295,000	Newell Brands, Inc. 6.38%, 09/15/2027	276,295
	Insurance - 3.0%
600,000	American International Group, Inc. 4.25%, 03/15/2029	545,881
	Athene Global Funding
300,000	1.99%, 08/19/2028(1)	243,171

The accompanying notes are an integral part of these financial statements.
46

Hartford Dynamic Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 73.9% - (continued)
	Insurance - 3.0% - (continued)
$ 335,000	2.67%, 06/07/2031(1)	$ 248,912
970,000	Brighthouse Financial, Inc. 3.85%, 12/22/2051	530,919
295,000	Corebridge Financial, Inc. 3.85%, 04/05/2029	260,847
275,000	Equitable Holdings, Inc. 4.35%, 04/20/2028	251,841
560,000	Global Atlantic Fin Co. 7.95%, 06/15/2033(1)	521,922
	Liberty Mutual Group, Inc.
315,000	4.13%, 12/15/2051, (4.13% fixed rate until 09/15/2026; 5 yr. USD CMT + 3.32% thereafter)(1)(2)	250,107
385,000	4.30%, 02/01/2061(1)	201,071
335,000	Lincoln National Corp. 3.40%, 03/01/2032	251,784
		3,306,455
	Internet - 0.7%
295,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.50%, 03/01/2029(1)	245,219
270,000	Newfold Digital Holdings Group, Inc. 11.75%, 10/15/2028(1)	274,649
355,000	Prosus NV 3.06%, 07/13/2031(4)	256,205
		776,073
	Investment Company Security - 1.0%
550,000	Blue Owl Credit Income Corp. 7.95%, 06/13/2028(1)	538,337
560,000	Oaktree Specialty Lending Corp. 7.10%, 02/15/2029	534,264
		1,072,601
	Iron/Steel - 0.8%
270,000	Cleveland-Cliffs, Inc. 5.88%, 06/01/2027	257,247
345,000	CSN Resources SA 4.63%, 06/10/2031(4)	256,750
400,000	JSW Steel Ltd. 3.95%, 04/05/2027(1)	345,470
		859,467
	IT Services - 0.5%
	Seagate HDD Cayman
635,000	4.09%, 06/01/2029	541,933
800	9.63%, 12/01/2032(1)	853
		542,786
	Lodging - 1.7%
270,000	Boyd Gaming Corp. 4.75%, 12/01/2027	245,693
275,000	MGM Resorts International 4.75%, 10/15/2028	239,914
	Sands China Ltd.
690,000	2.55%, 03/08/2027	589,438
315,000	3.10%, 03/08/2029	254,187
400,000	Studio City Finance Ltd. 5.00%, 01/15/2029(4)	287,120
285,000	Wynn Macau Ltd. 5.63%, 08/26/2028(1)	239,129
		1,855,481
	Media - 5.5%
270,000	CCO Holdings LLC/CCO Holdings Capital Corp. 5.38%, 06/01/2029(1)	236,096
	Charter Communications Operating LLC/Charter Communications Operating Capital
605,000	3.75%, 02/15/2028	540,414
1,515,000	3.85%, 04/01/2061	805,339
640,000	6.83%, 10/23/2055	542,873
240,000	CSC Holdings LLC 6.50%, 02/01/2029(1)	189,855
305,000	Discovery Communications LLC 6.35%, 06/01/2040	265,643
	Paramount Global
310,000	2.90%, 01/15/2027	272,348
895,000	4.38%, 03/15/2043	539,407
305,000	6.88%, 04/30/2036	263,366
615,000	Scripps Escrow II, Inc. 3.88%, 01/15/2029(1)(5)	467,215
290,000	Sirius XM Radio, Inc. 4.00%, 07/15/2028(1)	246,336
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 73.9% - (continued)
	Media - 5.5% - (continued)
$ 610,000	UPC Broadband Finco BV 4.88%, 07/15/2031(1)	$ 484,383
545,000	Virgin Media Secured Finance PLC 5.50%, 05/15/2029(1)	482,576
400,000	VZ Secured Financing BV 5.00%, 01/15/2032(1)	303,470
655,000	Ziggo BV 4.88%, 01/15/2030(1)	523,156
		6,162,477
	Mining - 3.8%
	AngloGold Ashanti Holdings PLC
580,000	3.38%, 11/01/2028	480,656
315,000	6.50%, 04/15/2040	273,162
260,000	Arsenal AIC Parent LLC 8.00%, 10/01/2030(1)	256,425
520,000	First Quantum Minerals Ltd. 6.88%, 10/15/2027(1)	443,152
	FMG Resources August 2006 Pty. Ltd.
280,000	4.38%, 04/01/2031(1)	225,696
260,000	4.50%, 09/15/2027(1)	234,107
315,000	6.13%, 04/15/2032(1)	278,445
600,000	Freeport-McMoRan, Inc. 4.13%, 03/01/2028	545,304
1,045,000	Glencore Funding LLC 2.50%, 09/01/2030(1)	814,615
	Stillwater Mining Co.
205,000	4.00%, 11/16/2026(4)	176,300
610,000	4.50%, 11/16/2029(1)	462,838
		4,190,700
	Oil & Gas - 2.7%
305,000	Aker BP ASA 3.75%, 01/15/2030(1)	260,652
	Ecopetrol SA
335,000	4.63%, 11/02/2031	251,624
235,000	8.63%, 01/19/2029	234,288
260,000	Energian Israel Finance Ltd. 5.38%, 03/30/2028(4)	212,589
275,000	EQT Corp. 5.00%, 01/15/2029	256,489
275,000	Ovintiv, Inc. 7.10%, 07/15/2053	263,226
	Patterson-UTI Energy, Inc.
285,000	5.15%, 11/15/2029	254,707
235,000	7.15%, 10/01/2033	229,757
265,000	Southwestern Energy Co. 5.38%, 02/01/2029	244,801
	Sunoco LP/Sunoco Finance Corp.
285,000	4.50%, 05/15/2029	246,868
270,000	7.00%, 09/15/2028(1)	262,725
270,000	Var Energi ASA 5.00%, 05/18/2027(1)	253,597
		2,971,323
	Packaging & Containers - 2.0%
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
330,000	3.25%, 09/01/2028(1)	268,737
200,000	6.00%, 06/15/2027(1)	188,999
540,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	474,605
270,000	Berry Global, Inc. 5.50%, 04/15/2028(1)	258,578
	Clydesdale Acquisition Holdings, Inc.
628,000	6.63%, 04/15/2029(1)	570,500
225,000	8.75%, 04/15/2030(1)	179,388
270,000	Owens-Brockway Glass Container, Inc. 7.25%, 05/15/2031(1)	246,712
		2,187,519
	Pharmaceuticals - 0.6%
280,000	Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	262,961
400,000	Teva Pharmaceutical Finance Netherlands III BV 6.75%, 03/01/2028	382,505
		645,466

The accompanying notes are an integral part of these financial statements.
47

Hartford Dynamic Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 73.9% - (continued)
	Pipelines - 8.2%
$ 275,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75%, 01/15/2028(1)	$ 257,919
	Buckeye Partners LP
630,000	4.50%, 03/01/2028(1)	548,100
310,000	5.60%, 10/15/2044	208,088
420,000	5.85%, 11/15/2043	296,940
285,000	9.69%, 01/22/2078, 3 mo. USD LIBOR + 4.02%(6)(7)	231,639
970,000	Cheniere Energy Partners LP 4.50%, 10/01/2029	868,209
545,000	Columbia Pipelines Holding Co. LLC 6.04%, 08/15/2028(1)	535,827
	Enbridge, Inc.
645,000	5.75%, 07/15/2080, (5.75% fixed rate until 04/15/2030; 5 yr. USD CMT + 5.31% thereafter)(2)	537,643
565,000	8.50%, 01/15/2084, (8.50% fixed rate until 01/15/2034; 5 yr. USD CMT + 4.43% thereafter)(2)	542,778
	Energy Transfer LP
555,000	6.10%, 12/01/2028	548,246
290,000	6.50%, 02/01/2042	269,196
585,000	EQM Midstream Partners LP 5.50%, 07/15/2028	542,575
290,000	Kinder Morgan Energy Partners LP 6.50%, 09/01/2039	270,049
270,000	NuStar Logistics LP 6.38%, 10/01/2030	249,750
655,000	ONEOK, Inc. 3.10%, 03/15/2030	541,233
300,000	Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	255,136
1,170,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.50%, 03/01/2030	1,078,517
650,000	Venture Global Calcasieu Pass LLC 3.88%, 08/15/2029(1)	540,944
260,000	Venture Global LNG, Inc. 9.50%, 02/01/2029(1)	264,646
	Western Midstream Operating LP
280,000	4.75%, 08/15/2028	260,461
355,000	5.50%, 08/15/2048	269,230
		9,117,126
	Real Estate Investment Trusts - 1.5%
575,000	GLP Capital LP/GLP Financing II, Inc. 5.75%, 06/01/2028	538,995
630,000	Iron Mountain, Inc. 4.88%, 09/15/2029(1)	548,783
595,000	VICI Properties LP/VICI Note Co., Inc. 4.50%, 01/15/2028(1)	537,370
		1,625,148
	Retail - 0.9%
305,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.63%, 01/15/2029(1)	256,876
320,000	Michaels Cos., Inc. 5.25%, 05/01/2028(1)	231,859
560,000	PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028(1)	495,281
		984,016
	Semiconductors - 1.9%
1,245,000	Entegris Escrow Corp. 4.75%, 04/15/2029(1)(5)	1,114,347
640,000	NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030	537,863
	Qorvo, Inc.
310,000	3.38%, 04/01/2031(1)	240,401
300,000	4.38%, 10/15/2029	260,424
		2,153,035
	Software - 0.2%
300,000	Open Text Corp. 3.88%, 02/15/2028(1)	259,546
Shares or Principal Amount			Market Value†
CORPORATE BONDS - 73.9% - (continued)
	Telecommunications - 1.2%
$ 445,000	Altice France SA 5.13%, 07/15/2029(1)		$ 304,692
	Frontier Communications Holdings LLC
300,000	5.00%, 05/01/2028(1)		258,806
270,000	5.88%, 10/15/2027(1)		246,758
639,900	Millicom International Cellular SA 5.13%, 01/15/2028(4)		552,772
			1,363,028
	Toys/Games/Hobbies - 0.2%
305,000	Hasbro, Inc. 3.90%, 11/19/2029		262,671
	Water - 0.4%
550,000	Aegea Finance SARL 6.75%, 05/20/2029(4)		503,329
	Total Corporate Bonds (cost $83,980,906)		$ 82,340,779
U.S. GOVERNMENT SECURITIES - 21.4%
	U.S. Treasury Securities - 21.4%
	U.S. Treasury Bonds - 1.4%
1,160,000	1.25%, 05/15/2050		$ 515,249
1,165,000	4.13%, 08/15/2053		1,004,266
			1,519,515
	U.S. Treasury Notes - 20.0%
1,370,000	3.75%, 04/15/2026		1,331,522
7,820,000	4.00%, 02/29/2028(8)(9)		7,564,628
6,500,000	4.50%, 07/15/2026		6,428,398
6,305,000	4.63%, 09/30/2028		6,250,324
720,000	4.63%, 09/30/2030		708,750
			22,283,622
	Total U.S. Government Securities (cost $23,874,849)		$ 23,803,137
	Total Long-Term Investments (cost $107,855,755)		$ 106,143,916
SHORT-TERM INVESTMENTS - 4.4%
	U.S. Treasury Securities - 4.4%
	U.S. Treasury Bills - 4.4%
3,300,000	5.26%, 12/07/2023(10)		$ 3,282,507
1,640,000	5.31%, 12/19/2023(10)		1,628,391
	Total Short-Term Investments (cost $4,910,898)		$ 4,910,898
	Total Investments (cost $112,766,653)	99.7%	$ 111,054,814
	Other Assets and Liabilities	0.3%	349,208
	Total Net Assets	100.0%	$ 111,404,022
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
48

Hartford Dynamic Bond Fund
Schedule of Investments – (continued)
October 31, 2023

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $35,226,408, representing 31.6% of net assets.
(2)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(4)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $5,233,006, representing 4.7% of net assets.
(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(6)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(7)	As of October 31, 2023, the one-, three- and six-month LIBOR reference rates are published by ICE Benchmark Administration on a synthetic basis. See the Notes to Financial Statements regarding the risk disclosure.
(8)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2023, the market value of securities pledged was $841,589.
(9)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2023, the market value of securities pledged was $96,734.
(10)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	65	12/29/2023	$ 6,790,977	$ 1,361
U.S. Treasury 10-Year Note Future	4	12/19/2023	424,687	(1,068)
Total futures contracts				$ 293

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.S41.V1	USD	5,500,000	5.00%	12/20/2028	Quarterly	$ —	$ (18,972)	$ 6,497	$ 25,469
Total centrally cleared credit default swap contracts						$ —	$ (18,972)	$ 6,497	$ 25,469

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
49

Hartford Dynamic Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 82,340,779	$ —	$ 82,340,779	$ —
U.S. Government Securities	23,803,137	—	23,803,137	—
Short-Term Investments	4,910,898	—	4,910,898	—
Futures Contracts(2)	1,361	1,361	—	—
Swaps - Credit Default(2)	25,469	—	25,469	—
Total	$ 111,081,644	$ 1,361	$ 111,080,283	$ —
Liabilities
Futures Contracts(2)	$ (1,068)	$ (1,068)	$ —	$ —
Total	$ (1,068)	$ (1,068)	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
50

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.5%
	Argentina - 0.1%
$ 30,000	YPF SA 6.95%, 07/21/2027(1)	$ 22,678
	Brazil - 1.9%
200,000	Aegea Finance SARL 9.00%, 01/20/2031(2)	199,500
200,000	Braskem Netherlands Finance BV 4.50%, 01/31/2030(1)	153,972
200,000	Minerva Luxembourg SA 8.88%, 09/13/2033(2)	196,290
		549,762
	Chile - 1.8%
200,000	Banco de Credito e Inversiones SA 3.50%, 10/12/2027(1)	181,530
205,000	Cia Cervecerias Unidas SA 3.35%, 01/19/2032(1)	165,332
200,000	Corp. Nacional del Cobre de Chile 5.95%, 01/08/2034(2)	185,607
		532,469
	China - 1.7%
200,000	CMB International Leasing Management Ltd. 2.75%, 08/12/2030(1)	158,602
205,000	Country Garden Holdings Co. Ltd. 5.63%, 01/14/2030(1)	8,280
200,000	Huarong Finance 2017 Co. Ltd. 4.75%, 04/27/2027(1)	173,500
200,000	Prosus NV 3.68%, 01/21/2030(1)	158,807
		499,189
	Colombia - 1.5%
250,000	AI Candelaria Spain SA 5.75%, 06/15/2033(2)	170,768
285,000	Ecopetrol SA 6.88%, 04/29/2030	256,621
		427,389
	Czech Republic - 0.7%
200,000	Energo-Pro AS 8.50%, 02/04/2027(1)	189,248
	Georgia - 0.7%
200,000	Silknet JSC 8.38%, 01/31/2027(1)	196,000
	Hong Kong - 1.4%
200,000	AIA Group Ltd. 3.38%, 04/07/2030(1)	172,592
250,000	Dah Sing Bank Ltd. 3.00%, 11/02/2031, (3.00% fixed rate until 11/02/2026; 5 yr. USD CMT + 1.95% thereafter)(1)(3)	219,492
		392,084
	India - 1.9%
200,000	Continuum Energy Aura Pte. Ltd. 9.50%, 02/24/2027(2)	197,077
185,000	Greenko Dutch BV 3.85%, 03/29/2026(2)	164,650
200,000	JSW Steel Ltd. 3.95%, 04/05/2027(1)	172,735
		534,462
	Indonesia - 1.2%
200,000	PT Tower Bersama Infrastructure Tbk. 2.75%, 01/20/2026(1)	182,998
166,214	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(1)	157,510
		340,508
	Israel - 1.1%
	Energian Israel Finance Ltd.
20,000	5.38%, 03/30/2028(1)	16,353
120,000	5.88%, 03/30/2031(1)	95,678
10,000	8.50%, 09/30/2033(1)	8,713
200,000	Israel Discount Bank Ltd. 5.38%, 01/26/2028(1)	184,284
		305,028
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.5% - (continued)
	Kazakhstan - 0.5%
$ 200,000	KazMunayGas National Co. JSC 6.38%, 10/24/2048(1)	$ 156,400
	Macau - 1.1%
200,000	Sands China Ltd. 4.30%, 01/08/2026	185,473
200,000	Studio City Finance Ltd. 5.00%, 01/15/2029(1)	143,560
		329,033
	Mexico - 2.3%
	America Movil SAB de CV
200,000	4.70%, 07/21/2032	180,516
MXN 2,000,000	9.50%, 01/27/2031	102,021
$ 200,000	BBVA Bancomer SA 8.45%, 06/29/2038, (8.45% fixed rate until 06/29/2033; 5 yr. USD CMT + 4.66% thereafter)(2)(3)	190,672
200,000	Sigma Alimentos SA de CV 4.13%, 05/02/2026(1)	188,371
		661,580
	Morocco - 0.7%
200,000	OCP SA 4.50%, 10/22/2025(1)	191,160
	Nigeria - 0.5%
200,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	147,116
	Oman - 0.7%
200,000	Lamar Funding Ltd. 3.96%, 05/07/2025(1)	190,098
	Panama - 0.6%
198,209	AES Panama Generation Holdings SRL 4.38%, 05/31/2030(1)	161,006
	Paraguay - 0.4%
182,568	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(2)(4)	125,376
	Peru - 1.4%
45,000	Banco de Credito del Peru SA 3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 yr. USD CMT + 3.00% thereafter)(1)(3)	41,205
200,000	Consorcio Transmantaro SA 5.20%, 04/11/2038(1)	170,967
200,000	Kallpa Generacion SA 4.88%, 05/24/2026(1)	190,447
		402,619
	Philippines - 0.5%
200,000	Globe Telecom, Inc. 3.00%, 07/23/2035(1)	139,319
	Poland - 0.6%
EUR 200,000	mBank SA 0.97%, 09/21/2027, (0.97% fixed rate until 09/21/2026; 3 mo. EURIBOR + 1.25% thereafter)(1)(3)	172,301
	Qatar - 0.9%
$ 290,000	QNB Finance Ltd. 2.63%, 05/12/2025(1)	273,470
	Romania - 0.4%
EUR 100,000	Banca Transilvania SA 8.88%, 04/27/2027, (8.87% fixed rate until 04/27/2026; 1 yr. EURIBOR ICE Swap + 5.58% thereafter)(1)(3)	108,984
	Russia - 0.0%
$ 235,000	VTB Bank OJSC Via VTB Capital SA 6.95%, 10/17/2022(5)(6)	—

The accompanying notes are an integral part of these financial statements.
51

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.5% - (continued)
	Saudi Arabia - 1.2%
$ 200,000	EIG Pearl Holdings SARL 3.55%, 08/31/2036(2)	$ 156,000
200,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(1)	177,540
		333,540
	Singapore - 1.3%
200,000	United Overseas Bank Ltd. 3.86%, 10/07/2032, (3.87% fixed rate until 10/07/2027; 5 yr. USD CMT + 1.45% thereafter)(2)(3)(7)	183,154
200,000	Vena Energy Capital Pte. Ltd. 3.13%, 02/26/2025(1)	190,120
		373,274
	Slovenia - 0.4%
EUR 100,000	Nova Ljubljanska Banka DD 7.13%, 06/27/2027, (7.13% fixed rate until 06/27/2026; 1 yr. EUR Swap + 3.61% thereafter)(1)(3)	108,720
	South Africa - 1.2%
$ 200,000	MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(1)	195,260
200,000	Stillwater Mining Co. 4.50%, 11/16/2029(1)	151,750
		347,010
	South Korea - 0.5%
200,000	SK Hynix, Inc. 2.38%, 01/19/2031(1)	147,098
	Supranational - 0.2%
INR 6,000,000	Inter-American Development Bank 7.00%, 08/08/2033	71,961
	Thailand - 0.6%
$ 200,000	Bangkok Bank PCL 3.73%, 09/25/2034, (3.73% fixed rate until 09/25/2029; 5 yr. USD CMT + 1.90% thereafter)(1)(3)	162,446
	Turkey - 0.6%
200,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(2)	183,812
	Ukraine - 0.4%
200,000	MHP Lux SA 6.25%, 09/19/2029(1)	124,832
	United Arab Emirates - 1.8%
200,000	Abu Dhabi Commercial Bank PJSC 4.50%, 09/14/2027(1)	189,601
200,000	DAE Funding LLC 2.63%, 03/20/2025(1)	187,922
200,000	Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036(1)	150,671
		528,194
	United Kingdom - 0.7%
200,000	Standard Chartered PLC 7.77%, 11/16/2028, (7.77% fixed rate until 11/16/2027; 1 yr. USD CMT + 3.45% thereafter)(2)(3)	206,526
	Total Corporate Bonds (cost $10,554,722)	$ 9,634,692
FOREIGN GOVERNMENT OBLIGATIONS - 59.6%
	Argentina - 0.1%
ARS 5,840,763	Argentine Bonos del Tesoro 15.50%, 10/17/2026	$ 3,470
3,970,000	Ciudad Autonoma De Buenos Aires/Government Bonds 126.57%, 03/29/2024, BADLAR + 3.25%(8)	11,089
		14,559
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 59.6% - (continued)
	Brazil - 1.5%
BRL 1,301,000	Brazil Letras do Tesouro Nacional 0.00%, 07/01/2025(4)	$ 216,910
	Brazil Notas do Tesouro Nacional
640,000	10.00%, 01/01/2029	119,386
484,000	10.00%, 01/01/2033	86,553
		422,849
	Chile - 2.1%
	Bonos de la Tesoreria de la Republica en pesos
CLP 25,000,000	4.50%, 03/01/2026	26,556
175,000,000	4.70%, 09/01/2030(1)	174,251
55,000,000	5.00%, 10/01/2028(1)	57,407
125,000,000	5.80%, 10/01/2034(1)	129,979
170,000,000	6.00%, 04/01/2033(1)	181,831
30,000,000	7.00%, 05/01/2034(1)	34,613
		604,637
	China - 3.3%
	China Government Bonds
CNY 1,280,000	1.99%, 04/09/2025	173,920
700,000	2.62%, 04/15/2028	95,905
590,000	2.62%, 06/25/2030	80,337
1,790,000	2.80%, 03/25/2030	246,593
430,000	2.85%, 06/04/2027	59,489
390,000	2.88%, 02/25/2033	54,264
290,000	3.01%, 05/13/2028	40,434
310,000	3.25%, 06/06/2026	43,479
250,000	3.25%, 11/22/2028	35,339
610,000	3.28%, 12/03/2027	86,223
260,000	3.81%, 09/14/2050	40,112
		956,095
	Colombia - 4.0%
	Colombia TES
COP 445,713,627	2.25%, 04/18/2029(6)(9)	95,545
751,142,884	3.00%, 03/25/2033(6)(9)	153,592
179,100,000	5.75%, 11/03/2027	36,333
459,300,000	6.00%, 04/28/2028	92,390
704,100,000	7.00%, 03/26/2031	134,866
434,200,000	7.25%, 10/18/2034	76,874
812,500,000	7.75%, 09/18/2030	165,390
416,200,000	9.25%, 05/28/2042	80,702
287,000,000	10.00%, 07/24/2024	69,663
979,800,000	13.25%, 02/09/2033	257,101
		1,162,456
	Czech Republic - 4.1%
	Czech Republic Government Bonds
CZK 2,640,000	0.05%, 11/29/2029	87,016
2,940,000	0.95%, 05/15/2030(1)	101,101
680,000	1.20%, 03/13/2031	23,148
1,210,000	1.50%, 04/24/2040	32,988
1,780,000	1.75%, 06/23/2032	61,261
560,000	1.95%, 07/30/2037	17,486
2,820,000	2.00%, 10/13/2033	96,031
610,000	2.50%, 08/25/2028(1)	24,018
4,900,000	2.75%, 07/23/2029	192,214
660,000	4.20%, 12/04/2036(1)	26,990
3,530,000	4.90%, 04/14/2034	154,619
6,810,000	5.00%, 09/30/2030	300,428
1,410,000	6.00%, 02/26/2026	62,717
		1,180,017
	Hungary - 1.4%
	Hungary Government Bonds
HUF 19,300,000	1.00%, 11/26/2025	46,732
47,630,000	2.25%, 04/20/2033	87,999
78,620,000	3.00%, 10/27/2027	184,436

The accompanying notes are an integral part of these financial statements.
52

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 59.6% - (continued)
	Hungary - 1.4% - (continued)
HUF 10,620,000	3.00%, 08/21/2030	$ 22,808
16,780,000	6.75%, 10/22/2028	44,963
		386,938
	Indonesia - 4.8%
	Indonesia Treasury Bonds
IDR 1,026,000,000	5.13%, 04/15/2027	60,829
140,000,000	6.13%, 05/15/2028	8,480
3,867,000,000	6.38%, 08/15/2028	236,626
3,707,000,000	6.38%, 04/15/2032	222,616
2,288,000,000	6.50%, 02/15/2031	138,388
899,000,000	6.63%, 05/15/2033	54,397
489,000,000	7.00%, 05/15/2027	30,661
598,000,000	7.00%, 02/15/2033	37,263
185,000,000	7.13%, 06/15/2042	11,537
378,000,000	7.13%, 06/15/2043	23,662
913,000,000	7.50%, 06/15/2035	58,590
854,000,000	7.50%, 05/15/2038	54,971
1,051,000,000	8.25%, 06/15/2032	70,217
889,000,000	8.38%, 03/15/2024	56,239
2,264,000,000	8.38%, 03/15/2034	153,884
1,774,000,000	8.38%, 04/15/2039	122,387
495,000,000	8.75%, 05/15/2031	33,795
		1,374,542
	Malaysia - 7.9%
	Malaysia Government Bonds
MYR 1,025,000	3.48%, 06/14/2024	215,319
375,000	3.50%, 05/31/2027	77,882
285,000	3.58%, 07/15/2032	57,296
255,000	3.76%, 05/22/2040	49,111
723,000	3.83%, 07/05/2034	146,639
1,585,000	3.88%, 03/14/2025	334,470
951,000	3.89%, 08/15/2029	198,070
350,000	3.90%, 11/30/2026	73,756
260,000	3.91%, 07/15/2026	54,890
810,000	3.96%, 09/15/2025	171,030
40,000	4.64%, 11/07/2033	8,773
225,000	4.70%, 10/15/2042	48,792
455,000	4.89%, 06/08/2038	101,909
	Malaysia Government Investment Issue
958,000	3.47%, 10/15/2030	192,636
700,000	3.66%, 10/15/2024	146,968
455,000	3.73%, 03/31/2026	95,323
920,000	4.13%, 08/15/2025	195,234
340,000	4.13%, 07/09/2029	71,557
210,000	4.25%, 09/30/2030	44,328
		2,283,983
	Mexico - 10.7%
	Mexico Bonos
MXN 1,564,900	5.00%, 03/06/2025	80,437
10,808,200	5.50%, 03/04/2027	517,718
2,069,000	7.50%, 05/26/2033	95,860
1,555,400	7.75%, 11/23/2034	72,505
3,404,900	7.75%, 11/13/2042	150,708
1,306,500	8.00%, 05/24/2035	61,891
2,362,600	8.00%, 11/07/2047	106,151
1,765,200	8.00%, 07/31/2053	78,538
1,674,500	8.50%, 05/31/2029	86,293
417,600	8.50%, 11/18/2038	20,193
3,292,100	10.00%, 11/20/2036	180,559
	Mexico Cetes
61,815,800	0.00%, 01/23/2025(4)	298,930
287,736,200	0.00%, 07/10/2025(4)	1,328,799
		3,078,582
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 59.6% - (continued)
	Peru - 3.3%
	Peru Government Bonds
PEN 1,070,000	5.94%, 02/12/2029	$ 266,838
142,000	6.15%, 08/12/2032	33,770
245,000	6.35%, 08/12/2028	62,868
35,000	6.90%, 08/12/2037	8,453
1,020,000	6.95%, 08/12/2031	258,656
1,272,000	7.30%, 08/12/2033(1)	324,209
		954,794
	Poland - 3.5%
	Republic of Poland Government Bonds
PLN 640,000	1.25%, 10/25/2030	116,169
1,507,000	1.75%, 04/25/2032	266,463
155,000	2.50%, 07/25/2026	34,391
555,000	2.75%, 04/25/2028	119,038
390,000	2.75%, 10/25/2029	80,596
220,000	3.25%, 07/25/2025	50,570
164,000	3.75%, 05/25/2027	37,154
145,000	6.95%, 11/25/2026, 6 mo. PLN WIBOR + 0.00%(8)	33,982
1,060,000	7.50%, 07/25/2028	274,047
		1,012,410
	Romania - 2.5%
	Romania Government Bonds
RON 725,000	3.65%, 09/24/2031	124,098
150,000	3.70%, 11/25/2024	31,182
120,000	4.75%, 10/11/2034	21,053
190,000	4.85%, 07/25/2029	36,645
95,000	5.00%, 02/12/2029	18,566
340,000	5.80%, 07/26/2027	70,422
705,000	6.70%, 02/25/2032	146,667
245,000	8.00%, 04/29/2030	54,721
560,000	8.25%, 09/29/2032	128,036
425,000	8.75%, 10/30/2028	97,577
		728,967
	South Africa - 4.5%
	Republic of South Africa Government Bonds
ZAR 9,645,000	6.25%, 03/31/2036	319,870
371,770	6.50%, 02/28/2041	11,418
610,000	7.00%, 02/28/2031	25,879
820,000	8.00%, 01/31/2030	38,689
6,446,000	8.25%, 03/31/2032	283,987
7,765,000	8.50%, 01/31/2037	307,600
4,868,000	8.75%, 01/31/2044	183,907
1,674,000	9.00%, 01/31/2040	66,574
1,180,000	11.63%, 03/31/2053	57,229
		1,295,153
	Supranational - 0.3%
9,000,000	Asian Development Bank 0.00%, 04/30/2040(4)	77,586
TRY 500,000	International Finance Corp. 0.00%, 05/09/2027(4)	5,681
		83,267
	Thailand - 3.9%
	Thailand Government Bonds
THB 1,500,000	0.75%, 09/17/2024	41,138
3,777,000	1.60%, 12/17/2029	96,921
3,630,000	2.00%, 12/17/2031	92,459
1,166,000	2.00%, 06/17/2042	25,156
3,335,000	2.13%, 12/17/2026	91,211
2,065,000	2.88%, 12/17/2028	57,432
735,000	2.88%, 06/17/2046	17,416
4,840,000	3.30%, 06/17/2038	129,593
3,015,000	3.35%, 06/17/2033	84,764

The accompanying notes are an integral part of these financial statements.
53

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 59.6% - (continued)
	Thailand - 3.9% - (continued)
THB 5,467,000	3.40%, 06/17/2036		$ 150,132
2,155,000	3.45%, 06/17/2043		57,847
4,225,000	3.65%, 06/20/2031		121,442
2,970,000	3.78%, 06/25/2032		86,097
1,770,000	4.88%, 06/22/2029		54,086
			1,105,694
	Uruguay - 1.7%
	Uruguay Government International Bonds
UYU 16,677,000	8.50%, 03/15/2028(1)		396,018
3,873,500	9.75%, 07/20/2033		95,999
			492,017
	Total Foreign Government Obligations (cost $18,471,682)		$ 17,136,960
	Total Long-Term Investments (cost $29,026,404)		$ 26,771,652
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.7%
$ 203,592	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $203,622; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $207,695		$ 203,592
	Securities Lending Collateral - 0.1%
5,625	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(10)		5,625
18,750	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(10)		18,750
5,625	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(10)		5,625
5,625	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(10)		5,625
			35,625
	Total Short-Term Investments (cost $239,217)		$ 239,217
	Total Investments Excluding Purchased Options (cost $29,265,621)	93.9%	$ 27,010,869
	Total Purchased Options (cost $157,122)	0.5%	$ 135,237
	Total Investments (cost $29,422,743)	94.4%	$ 27,146,106
	Other Assets and Liabilities	5.6%	1,598,766
	Total Net Assets	100.0%	$ 28,744,872
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $8,129,085, representing 28.3% of net assets.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $2,159,432, representing 7.5% of net assets.
(3)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(4)	Security is a zero-coupon bond.
(5)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(6)	Investment valued using significant unobservable inputs.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(9)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(10)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
54

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

OTC Option Contracts Outstanding at October 31, 2023
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Call
Call EUR vs. Put USD	BOA	1.11	EUR	03/21/2024	567,000	EUR	567,000	$ 2,535	$ 4,194	$ (1,659)
Call NZD vs. Put USD	MSC	0.60	NZD	01/12/2024	725,000	NZD	725,000	3,275	8,243	(4,968)
Call USD vs. Put BRL	BCLY	5.40	USD	01/16/2024	291,000	USD	291,000	2,338	3,434	(1,096)
Call USD vs. Put BRL	BOA	5.06	USD	02/01/2024	290,000	USD	290,000	8,251	8,251	—
Call USD vs. Put BRL	DEUT	5.00	USD	02/07/2024	309,000	USD	309,000	11,359	12,925	(1,566)
Call USD vs. Put BRL	DEUT	5.49	USD	03/08/2024	151,000	USD	151,000	1,814	2,537	(723)
Call USD vs. Put BRL	BCLY	5.52	USD	04/01/2024	294,000	USD	294,000	3,990	4,904	(914)
Call USD vs. Put CAD	BOA	1.36	USD	01/12/2024	439,000	USD	439,000	9,821	5,194	4,627
Call USD vs. Put CNH	JPM	7.21	USD	02/16/2024	303,000	USD	303,000	5,091	5,681	(590)
Call USD vs. Put CNH	DEUT	7.45	USD	02/21/2024	151,000	USD	151,000	673	1,039	(366)
Call USD vs. Put CZK	BOA	24.68	USD	04/16/2024	436,000	USD	436,000	3,521	4,886	(1,365)
Call USD vs. Put INR	GSC	83.74	USD	03/06/2024	606,000	USD	606,000	5,161	7,416	(2,255)
Call USD vs. Put ZAR	CBK	20.41	USD	12/22/2023	297,000	USD	297,000	950	3,638	(2,688)
Total Call								$ 58,779	$ 72,342	$ (13,563)
Put
Call BRL vs. Put USD	BCLY	5.07	USD	01/24/2024	287,000	USD	287,000	$ 6,958	$ 7,755	$ (797)
Call BRL vs. Put USD	MSC	5.12	USD	02/01/2024	290,000	USD	290,000	7,917	7,917	—
Call BRL vs. Put USD	BOA	5.06	USD	02/01/2024	290,000	USD	290,000	7,574	7,574	—
Call BRL vs. Put USD	DEUT	5.00	USD	02/07/2024	309,000	USD	309,000	5,847	11,404	(5,557)
Call CAD vs. Put USD	BOA	1.36	USD	01/12/2024	439,000	USD	439,000	1,401	5,034	(3,633)
Call CNH vs. Put USD	JPM	7.21	USD	02/16/2024	303,000	USD	303,000	1,756	5,344	(3,588)
Call CNH vs. Put USD	DEUT	6.99	USD	02/21/2024	151,000	USD	151,000	202	1,011	(809)
Call COP vs. Put USD	MSC	4,081.00	USD	01/10/2024	287,000	USD	287,000	5,059	3,573	1,486
Call COP vs. Put USD	BOA	3,944.00	USD	01/31/2024	290,000	USD	290,000	3,399	3,399	—
Call HUF vs. Put USD	BOA	361.95	USD	12/22/2023	297,000	USD	297,000	4,425	2,626	1,799
Call HUF vs. Put USD	CBK	353.80	USD	04/16/2024	436,000	USD	436,000	6,722	5,394	1,328
Call INR vs. Put USD	GSC	83.74	USD	03/06/2024	606,000	USD	606,000	5,267	7,416	(2,149)
Call INR vs. Put USD	BOA	82.38	USD	04/08/2024	434,000	USD	434,000	1,510	1,980	(470)
Call MXN vs. Put USD	JPM	17.49	USD	01/16/2024	291,000	USD	291,000	2,054	2,634	(580)
Call USD vs. Put GBP	BOA	1.18	GBP	03/25/2024	246,000	GBP	246,000	2,583	2,775	(192)
Call USD vs. Put NZD	MSC	0.60	NZD	01/12/2024	725,000	NZD	725,000	13,784	8,944	4,840
Total Put								$ 76,458	$ 84,780	$ (8,322)
Total purchased OTC option contracts								$ 135,237	$ 157,122	$ (21,885)
Written option contracts:
Call
Call USD vs. Put COP	MSC	4,292.00	USD	01/12/2024	(439,000)	USD	(439,000)	$ (9,302)	$ (15,953)	$ 6,651
Call USD vs. Put HUF	BOA	397.40	USD	12/22/2023	(297,000)	USD	(297,000)	(713)	(3,455)	2,742
Call USD vs. Put HUF	CBK	406.50	USD	04/16/2024	(436,000)	USD	(436,000)	(4,925)	(7,233)	2,308
Call USD vs. Put MXN	JPM	19.27	USD	01/16/2024	(291,000)	USD	(291,000)	(2,658)	(3,543)	885
Call USD vs. Put THB	MSC	36.50	USD	12/22/2023	(295,000)	USD	(295,000)	(2,175)	(4,991)	2,816
Call USD vs. Put THB	MSC	36.74	USD	01/05/2024	(293,000)	USD	(293,000)	(1,984)	(5,027)	3,043
Total Call								$ (21,757)	$ (40,202)	$ 18,445
Puts
Call BRL vs. Put USD	BCLY	4.89	USD	01/16/2024	(291,000)	USD	(291,000)	$ (2,489)	$ (2,793)	$ 304
Call BRL vs. Put USD	BCLY	4.86	USD	01/24/2024	(287,000)	USD	(287,000)	(2,240)	(2,655)	415
Call BRL vs. Put USD	MSC	4.90	USD	02/01/2024	(290,000)	USD	(290,000)	(2,714)	(2,714)	—
Call BRL vs. Put USD	DEUT	4.78	USD	03/08/2024	(151,000)	USD	(151,000)	(1,090)	(1,999)	909
Call BRL vs. Put USD	BCLY	4.80	USD	04/01/2024	(294,000)	USD	(294,000)	(2,803)	(3,857)	1,054
Call COP vs. Put USD	MSC	4,325.00	USD	01/10/2024	(287,000)	USD	(287,000)	(14,602)	(10,173)	(4,429)
Call COP vs. Put USD	MSC	4,292.00	USD	01/12/2024	(439,000)	USD	(439,000)	(19,650)	(14,145)	(5,505)
Call COP vs. Put USD	BOA	4,165.00	USD	01/31/2024	(290,000)	USD	(290,000)	(9,709)	(9,709)	—
Call CZK vs. Put USD	BOA	22.50	USD	04/16/2024	(436,000)	USD	(436,000)	(4,259)	(4,142)	(117)
Call THB vs. Put USD	MSC	36.50	USD	12/22/2023	(295,000)	USD	(295,000)	(6,813)	(4,831)	(1,982)
Call THB vs. Put USD	MSC	36.74	USD	01/05/2024	(293,000)	USD	(293,000)	(8,878)	(5,027)	(3,851)
Call ZAR vs. Put USD	CBK	18.45	USD	12/22/2023	(297,000)	USD	(297,000)	(4,280)	(2,977)	(1,303)
Total puts								$ (79,527)	$ (65,022)	$ (14,505)
Total Written Option Contracts OTC option contracts								$ (101,284)	$ (105,224)	$ 3,940

The accompanying notes are an integral part of these financial statements.
55

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	3	12/29/2023	$ 607,266	$ (61)
U.S. Treasury Long Bond Future	3	12/19/2023	328,312	(7,129)
U.S. Treasury Ultra Bond Future	3	12/19/2023	337,687	(30,783)
Total				$ (37,973)
Short position contracts:
Euro-BOBL Future	5	12/07/2023	$ 615,232	$ 1,929
Euro-Schatz Future	1	12/07/2023	111,286	(271)
U.S. Treasury 5-Year Note Future	1	12/29/2023	104,477	61
U.S. Treasury 10-Year Note Future	8	12/19/2023	849,375	24,063
U.S. Treasury 10-Year Ultra Future	4	12/19/2023	435,312	9,166
Total				$ 34,948
Total futures contracts				$ (3,025)

OTC Interest Rate Swap Contracts Outstanding at October 31, 2023
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
CBK	BZDIOVRA	12.63% Fixed	BRL	1,204,241	01/02/2026	At Maturity	$ —	$ —	$ 7,292	$ 7,292
MSC	BZDIOVRA	12.82% Fixed	BRL	791,847	01/02/2025	At Maturity	—	—	2,484	2,484
Total OTC interest rate swap contracts							$ —	$ —	$ 9,776	$ 9,776

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2023
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
1 Mo. MXN TIIE	11.10% Fixed	MXN	9,070,000	05/23/2024	Lunar	$ —	$ —	$ (1,288)	$ (1,288)
10.59% Fixed	1 Mo. MXN TIIE	MXN	9,925,000	10/13/2025	Lunar	—	—	1,173	1,173
1 Mo. MXN TIIE	9.11% Fixed	MXN	4,060,000	05/21/2026	Lunar	—	—	(6,507)	(6,507)
8.50% Fixed	1 Mo. MXN TIIE	MXN	665,000	11/30/2027	Lunar	—	—	1,754	1,754
8.76% Fixed	1 Mo. MXN TIIE	MXN	7,205,000	08/02/2028	Lunar	—	—	15,971	15,971
8.88% Fixed	1 Mo. MXN TIIE	MXN	5,585,000	08/09/2028	Lunar	—	—	10,786	10,786
9.38% Fixed	1 Mo. MXN TIIE	MXN	8,965,000	09/06/2028	Lunar	—	—	7,602	7,602
1 Mo. MXN TIIE	9.27% Fixed	MXN	2,710,000	08/31/2033	Lunar	—	—	(3,760)	(3,760)
1 Mo. MXN TIIE	9.02% Fixed	MXN	2,200,000	09/01/2033	Lunar	—	—	(5,055)	(5,055)
1 Mo. MXN TIIE	9.64% Fixed	MXN	265,000	09/21/2033	Lunar	—	—	(27)	(27)
1 Mo. MXN TIIE	9.43% Fixed	MXN	2,695,000	10/03/2033	Lunar	—	—	(2,222)	(2,222)
12 Mo. EUR EURIBOR	3.53% Fixed	EUR	490,000	12/20/2025	Annual	125	—	176	51
3.09% Fixed	12 Mo. EUR EURIBOR	EUR	305,000	12/20/2030	Annual	712	—	3,343	2,631
12 Mo. EUR EURIBOR	3.13% Fixed	EUR	115,000	12/20/2033	Annual	—	(130)	(2,155)	(2,025)
12 Mo. USD SOFR	4.88% Fixed	USD	545,000	12/20/2025	Annual	—	(366)	35	401
12 Mo. USD SOFR	4.53% Fixed	USD	550,000	12/20/2025	Annual	—	(717)	(3,576)	(2,859)
3.94% Fixed	12 Mo. USD SOFR	USD	465,000	12/20/2028	Annual	1,800	—	11,399	9,599
4.28% Fixed	12 Mo. USD SOFR	USD	460,000	12/20/2028	Annual	985	—	4,398	3,413
12 Mo. USD SOFR	4.19% Fixed	USD	170,000	12/20/2030	Annual	—	(164)	(2,966)	(2,802)
12 Mo. USD SOFR	3.84% Fixed	USD	125,000	12/20/2033	Annual	—	(670)	(6,547)	(5,877)
3 Mo. COP CPIBR	8.22% Fixed	COP	115,320,000	12/20/2028	Quarterly	—	—	(615)	(615)
3 Mo. COP CPIBR	8.20% Fixed	COP	122,965,000	12/20/2028	Quarterly	—	—	(679)	(679)
3 Mo. COP CPIBR	8.34% Fixed	COP	164,750,000	12/20/2028	Quarterly	—	—	(697)	(697)
3 Mo. COP CPIBR	8.16% Fixed	COP	127,075,000	12/20/2028	Quarterly	—	—	(748)	(748)
3 Mo. COP CPIBR	8.15% Fixed	COP	175,855,000	12/20/2028	Quarterly	—	—	(1,052)	(1,052)
3 Mo. COP CPIBR	7.59% Fixed	COP	348,625,000	12/20/2028	Quarterly	—	—	(3,898)	(3,898)
3 Mo. COP CPIBR	7.63% Fixed	COP	509,250,000	12/20/2028	Quarterly	—	—	(5,482)	(5,482)
3 Mo. COP CPIBR	7.62% Fixed	COP	509,285,000	12/20/2028	Quarterly	—	—	(5,520)	(5,520)
3 Mo. COP CPIBR	7.61% Fixed	COP	874,090,000	12/20/2028	Quarterly	—	—	(9,611)	(9,611)
7.87% Fixed	3 Mo. COP CPIBR	COP	520,490,000	12/20/2033	Quarterly	—	—	8,649	8,649
7.87% Fixed	3 Mo. COP CPIBR	COP	303,255,000	12/20/2033	Quarterly	—	—	5,035	5,035
The accompanying notes are an integral part of these financial statements.
56

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2023 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
7.90% Fixed	3 Mo. COP CPIBR	COP	303,240,000	12/20/2033	Quarterly	$ —	$ —	$ 4,918	$ 4,918
7.84% Fixed	3 Mo. COP CPIBR	COP	207,605,000	12/20/2033	Quarterly	—	—	3,552	3,552
8.36% Fixed	3 Mo. COP CPIBR	COP	106,350,000	12/20/2033	Quarterly	—	—	998	998
8.37% Fixed	3 Mo. COP CPIBR	COP	76,850,000	12/20/2033	Quarterly	—	—	710	710
8.53% Fixed	3 Mo. COP CPIBR	COP	99,930,000	12/20/2033	Quarterly	—	—	678	678
8.40% Fixed	3 Mo. COP CPIBR	COP	74,370,000	12/20/2033	Quarterly	—	—	648	648
8.41% Fixed	3 Mo. COP CPIBR	COP	69,440,000	12/20/2033	Quarterly	—	—	595	595
3 Mo. ILS TELBOR	3.73% Fixed	ILS	895,000	12/20/2028	Annual	—	—	(2,256)	(2,256)
3.84% Fixed	3 Mo. ILS TELBOR	ILS	485,000	12/20/2033	Annual	—	—	5,079	5,079
8.51% Fixed	3 Mo. ZAR JIBAR	ZAR	13,640,000	12/20/2028	Quarterly	—	—	5,468	5,468
3 Mo. ZAR JIBAR	9.01% Fixed	ZAR	2,235,000	12/20/2030	Quarterly	—	—	(1,556)	(1,556)
3 Mo. ZAR JIBAR	9.55% Fixed	ZAR	10,325,000	12/20/2033	Quarterly	—	—	(11,311)	(11,311)
6 Mo. CLP CLICP	5.44% Fixed	CLP	495,815,000	12/20/2026	Semi-Annual	—	—	(12,526)	(12,526)
5.31% Fixed	6 Mo. CLP CLICP	CLP	767,290,000	12/20/2028	Semi-Annual	—	—	24,959	24,959
5.30% Fixed	6 Mo. CLP CLICP	CLP	254,020,000	12/20/2028	Semi-Annual	—	—	8,385	8,385
6 Mo. CLP CLICP	5.32% Fixed	CLP	82,255,000	12/20/2030	Semi-Annual	—	—	(3,368)	(3,368)
6 Mo. CLP CLICP	5.47% Fixed	CLP	111,295,000	12/20/2030	Semi-Annual	—	—	(3,508)	(3,508)
6 Mo. CLP CLICP	5.33% Fixed	CLP	272,515,000	12/20/2033	Semi-Annual	—	—	(14,671)	(14,671)
6 Mo. CZK PRIBOR	5.01% Fixed	CZK	14,610,000	12/20/2025	Annual	—	—	2,876	2,876
6 Mo. CZK PRIBOR	4.30% Fixed	CZK	1,685,000	12/20/2028	Annual	—	—	(209)	(209)
6 Mo. CZK PRIBOR	4.25% Fixed	CZK	3,375,000	12/20/2028	Annual	—	—	(748)	(748)
4.21% Fixed	6 Mo. CZK PRIBOR	CZK	1,450,000	12/20/2033	Annual	—	—	1,263	1,263
4.36% Fixed	6 Mo. CZK PRIBOR	CZK	1,850,000	12/20/2033	Annual	—	—	592	592
4.37% Fixed	6 Mo. CZK PRIBOR	CZK	930,000	12/20/2033	Annual	1	—	295	294
6 Mo. HUF BIBOR	8.09% Fixed	HUF	765,520,000	12/20/2025	Annual	—	—	(5,070)	(5,070)
6.84% Fixed	6 Mo. HUF BIBOR	HUF	359,455,000	12/20/2028	Annual	—	—	24,954	24,954
6.73% Fixed	6 Mo. HUF BIBOR	HUF	145,005,000	12/20/2028	Annual	—	—	11,795	11,795
6 Mo. HUF BIBOR	6.76% Fixed	HUF	93,175,000	12/20/2030	Annual	—	—	(8,914)	(8,914)
6 Mo. HUF BIBOR	6.65% Fixed	HUF	136,285,000	12/20/2033	Annual	—	—	(20,499)	(20,499)
6 Mo. PLN WIBOR	4.80% Fixed	PLN	1,105,000	12/20/2025	Annual	—	—	219	219
6 Mo. PLN WIBOR	4.73% Fixed	PLN	1,100,000	12/20/2025	Annual	—	—	(136)	(136)
6 Mo. PLN WIBOR	3.92% Fixed	PLN	3,490,000	12/20/2025	Annual	—	—	(12,777)	(12,777)
4.01% Fixed	6 Mo. PLN WIBOR	PLN	2,805,000	12/20/2028	Annual	—	—	18,662	18,662
3.99% Fixed	6 Mo. PLN WIBOR	PLN	135,000	12/20/2028	Annual	—	—	924	924
4.66% Fixed	6 Mo. PLN WIBOR	PLN	940,000	12/20/2028	Annual	—	—	82	82
4.71% Fixed	6 Mo. PLN WIBOR	PLN	935,000	12/20/2028	Annual	—	—	(390)	(390)
6 Mo. PLN WIBOR	4.99% Fixed	PLN	265,000	12/20/2033	Annual	—	—	(5)	(5)
6 Mo. PLN WIBOR	4.95% Fixed	PLN	260,000	12/20/2033	Annual	—	—	(190)	(190)
6 Mo. PLN WIBOR	4.46% Fixed	PLN	595,000	12/20/2033	Annual	—	—	(5,571)	(5,571)
BZDIOVRA	12.16% Fixed	BRL	570,730	01/02/2026	At Maturity	—	—	(1,451)	(1,451)
BZDIOVRA	10.33% Fixed	BRL	528,733	07/01/2026	At Maturity	—	—	(2,867)	(2,867)
BZDIOVRA	10.36% Fixed	BRL	695,896	07/01/2026	At Maturity	—	—	(3,900)	(3,900)
BZDIOVRA	11.18% Fixed	BRL	426,067	01/04/2027	At maturity	—	—	17	17
BZDIOVRA	11.00% Fixed	BRL	530,567	01/04/2027	At maturity	—	—	(601)	(601)
BZDIOVRA	10.36% Fixed	BRL	226,484	01/04/2027	At Maturity	—	—	(1,466)	(1,466)
BZDIOVRA	10.44% Fixed	BRL	797,712	01/04/2027	At maturity	—	—	(3,633)	(3,633)
BZDIOVRA	10.13% Fixed	BRL	1,039,983	01/04/2027	At Maturity	—	—	(7,767)	(7,767)
BZDIOVRA	10.47% Fixed	BRL	695,590	07/01/2027	At Maturity	—	—	(4,144)	(4,144)
BZDIOVRA	11.85% Fixed	BRL	550,024	01/02/2029	At Maturity	—	—	1,567	1,567
BZDIOVRA	10.60% Fixed	BRL	281,837	01/02/2029	At Maturity	—	—	(2,718)	(2,718)
Total centrally cleared interest rate swaps contracts						$ 3,623	$ (2,047)	$ (5,100)	$ (6,676)

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
110,000	AUD	70,217	USD	BNP	12/20/2023	$ (317)
45,000	AUD	28,976	USD	GSC	12/20/2023	(381)
70,000	AUD	45,020	USD	JPM	12/20/2023	(539)
87,000	BRL	17,300	USD	BOA	11/24/2023	(97)
890,000	BRL	171,972	USD	SCB	12/04/2023	3,814
498,000	BRL	97,594	USD	DEUT	12/04/2023	768
232,000	BRL	45,696	USD	BCLY	12/04/2023	127
The accompanying notes are an integral part of these financial statements.
57

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
275,000	BRL	54,485	USD	CBK	12/04/2023	$ (169)
345,000	BRL	68,832	USD	MSC	12/04/2023	(690)
850,000	BRL	168,911	USD	UBS	12/04/2023	(1,026)
545,000	BRL	109,587	USD	BNP	12/04/2023	(1,942)
14,339,000	BRL	2,906,627	USD	GSC	12/04/2023	(74,499)
684,000	BRL	133,724	USD	BCLY	01/18/2024	682
1,078,000	BRL	221,219	USD	DEUT	01/29/2024	(9,702)
693,000	BRL	140,839	USD	GSC	02/05/2024	(4,955)
364,000	BRL	71,548	USD	DEUT	03/12/2024	(448)
690,000	BRL	134,977	USD	BCLY	04/03/2024	(515)
80,000	CAD	57,781	USD	BNP	12/20/2023	(40)
70,000	CAD	51,027	USD	CBK	12/20/2023	(504)
45,000	CAD	32,986	USD	DEUT	12/20/2023	(507)
210,000	CAD	154,154	USD	JPM	12/20/2023	(2,584)
29,064,000	CLP	32,414	USD	GSC	12/20/2023	(41)
88,346,000	CLP	99,168	USD	MSC	12/20/2023	(765)
260,000	CNH	35,618	USD	JPM	12/20/2023	(79)
1,043,000	CNH	142,858	USD	MSC	12/20/2023	(291)
26,345,912	CNH	3,622,597	USD	SSG	12/20/2023	(21,412)
803,000,000	COP	189,691	USD	BNP	12/20/2023	3,188
549,100,000	COP	132,728	USD	CBK	12/20/2023	(837)
3,043,959,000	COP	742,339	USD	MSC	12/20/2023	(11,192)
375,612,000	COP	86,847	USD	MSC	01/12/2024	2,891
177,204,000	COP	41,115	USD	MSC	01/17/2024	1,165
359,233,000	COP	86,250	USD	BOA	02/02/2024	(876)
830,000	CZK	35,409	USD	BOA	12/20/2023	300
1,670,000	CZK	71,711	USD	CBK	12/20/2023	138
1,800,000	CZK	78,017	USD	GSC	12/20/2023	(574)
5,170,000	CZK	224,780	USD	BNP	12/20/2023	(2,349)
6,585,000	CZK	288,272	USD	MSC	12/20/2023	(4,963)
4,628,000	CZK	197,314	USD	BOA	04/18/2024	1,600
4,720,000	EGP	142,987	USD	GSC	11/28/2023	7,705
324,000	EGP	8,945	USD	GSC	12/11/2023	1,264
82,000	EUR	86,699	USD	MSC	12/20/2023	276
122,000	EUR	129,349	USD	GSC	12/20/2023	54
84,000	EUR	89,680	USD	BCLY	12/20/2023	(584)
68,000	EUR	73,173	USD	JPM	12/20/2023	(1,047)
150,000	EUR	161,908	USD	CBK	12/20/2023	(2,808)
3,024,000	EUR	3,252,604	USD	DEUT	12/20/2023	(45,144)
50,000	EUR	54,750	USD	BOA	01/17/2024	(1,645)
51,000	EUR	54,641	USD	BOA	02/22/2024	(386)
87,000	GBP	105,411	USD	CBK	12/20/2023	377
44,000	GBP	53,688	USD	GSC	12/20/2023	(186)
53,000	GBP	64,819	USD	BOA	03/27/2024	(325)
34,142,000	HUF	91,289	USD	BOA	11/13/2023	2,951
44,949,000	HUF	118,421	USD	MSC	12/20/2023	5,012
238,864,000	HUF	651,068	USD	BNP	12/20/2023	4,869
12,500,000	HUF	33,736	USD	GSC	12/20/2023	590
23,100,000	HUF	62,962	USD	BCLY	12/20/2023	473
29,400,000	HUF	80,732	USD	JPM	12/20/2023	3
60,100,000	HUF	165,124	USD	UBS	12/20/2023	(85)
14,526,000	HUF	40,098	USD	JPM	12/27/2023	(239)
616,000,000	IDR	38,796	USD	MSC	12/20/2023	(157)
2,884,000,000	IDR	182,059	USD	DEUT	12/20/2023	(1,159)
20,867,402,000	IDR	1,356,347	USD	BCLY	12/20/2023	(47,432)
1,531,000	ILS	385,843	USD	CBK	12/11/2023	(6,231)
2,345,000	ILS	578,918	USD	MSC	12/20/2023	2,968
1,531,000	ILS	378,239	USD	CBK	12/20/2023	1,661
793,000	ILS	196,045	USD	BOA	12/20/2023	730
105,000	ILS	27,571	USD	DEUT	12/20/2023	(1,517)
430,000	ILS	113,614	USD	BCLY	12/20/2023	(6,914)
542,000	ILS	141,960	USD	GSC	12/20/2023	(7,468)
1,467,000	ILS	382,659	USD	BNP	12/20/2023	(18,639)
793,000	ILS	208,778	USD	BOA	02/07/2024	(11,331)
444,000	ILS	110,668	USD	MSC	03/29/2024	311
The accompanying notes are an integral part of these financial statements.
58

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
12,000	ILS	3,153	USD	GSC	03/29/2024	$ (153)
1,244,000	INR	14,900	USD	BOA	12/08/2023	22
4,406,000	INR	52,944	USD	MSC	12/08/2023	(95)
6,640,000	INR	79,450	USD	BNP	12/20/2023	162
4,990,000	INR	59,744	USD	JPM	12/20/2023	85
5,880,000	INR	70,451	USD	DEUT	12/20/2023	49
3,190,000	INR	38,203	USD	SCB	12/20/2023	44
24,632,000	INR	295,341	USD	UBS	12/20/2023	(11)
116,890,000	KRW	88,741	USD	JPM	12/20/2023	(2,097)
33,800,000	KZT	72,222	USD	BOA	12/20/2023	(1,124)
17,150,000	KZT	36,858	USD	BOA	02/07/2024	(1,143)
15,750,000	KZT	33,820	USD	BOA	02/09/2024	(1,035)
7,238,000	MXN	417,416	USD	DEUT	11/30/2023	(18,000)
510,000	MXN	28,386	USD	JPM	12/20/2023	(335)
6,820,000	MXN	375,772	USD	BNP	12/20/2023	(661)
7,397,000	MXN	407,750	USD	CBK	12/20/2023	(903)
7,197,000	MXN	397,927	USD	TDB	12/20/2023	(2,081)
4,880,000	MXN	271,285	USD	BCLY	12/20/2023	(2,877)
5,583,000	MXN	311,699	USD	MSC	12/20/2023	(4,625)
4,200,000	MXN	235,949	USD	GSC	12/20/2023	(4,943)
1,450,000	MXN	78,037	USD	MSC	04/11/2024	192
24,550,000	MXN	1,368,298	USD	GSC	07/24/2024	(67,638)
111,000	MYR	23,540	USD	DEUT	12/20/2023	(164)
3,090,000	MYR	664,990	USD	BNP	12/20/2023	(14,268)
120,000	NZD	69,901	USD	MSC	12/20/2023	24
50,000	NZD	29,501	USD	JPM	12/20/2023	(366)
75,000	NZD	44,186	USD	CBK	12/20/2023	(483)
130,000	NZD	77,411	USD	BCLY	12/20/2023	(1,660)
315,000	PEN	82,428	USD	BOA	12/20/2023	(599)
695,000	PEN	183,060	USD	SCB	12/20/2023	(2,515)
304,000	PEN	81,742	USD	CBK	12/20/2023	(2,770)
5,600,000	PHP	98,678	USD	BCLY	12/20/2023	(62)
6,100,000	PHP	107,498	USD	JPM	12/20/2023	(77)
4,990,000	PLN	1,157,021	USD	UBS	12/20/2023	25,649
1,275,000	PLN	294,270	USD	BCLY	12/20/2023	7,915
760,000	PLN	176,160	USD	BNP	12/20/2023	3,966
90,000	PLN	20,422	USD	JPM	12/20/2023	909
520,000	PLN	123,156	USD	BOA	12/20/2023	88
655,000	RON	139,953	USD	GSC	12/20/2023	(496)
2,204,000	RON	474,290	USD	DEUT	12/20/2023	(5,032)
3,303,000	RSD	30,181	USD	CBK	12/20/2023	(329)
100,000	SGD	73,130	USD	MSC	12/20/2023	74
110,000	SGD	80,472	USD	BNP	12/20/2023	52
10,516,000	THB	294,834	USD	MSC	12/12/2023	(1,130)
11,512,000	THB	320,535	USD	SCB	12/20/2023	1,239
3,600,000	THB	99,944	USD	CBK	12/20/2023	680
3,600,000	THB	100,590	USD	GSC	12/20/2023	35
50,226,000	THB	1,417,638	USD	BCLY	12/20/2023	(13,761)
470,000	THB	12,870	USD	MSC	12/26/2023	275
353,000	THB	9,598	USD	MSC	01/09/2024	287
9,135,000	THB	252,091	USD	MSC	02/07/2024	4,343
2,505,000	TRY	84,148	USD	GSC	12/20/2023	783
5,645,500	TRY	194,309	USD	BCLY	12/20/2023	(2,901)
715,000	UYU	17,913	USD	JPM	12/20/2023	(120)
2,672,000	ZAR	139,511	USD	CBK	11/13/2023	3,691
12,211,000	ZAR	634,184	USD	BNP	12/20/2023	18,079
5,301,000	ZAR	277,595	USD	BCLY	12/20/2023	5,564
2,980,000	ZAR	156,733	USD	GSC	12/20/2023	2,447
2,552,000	ZAR	131,941	USD	CBK	12/28/2023	4,282
74,210	USD	115,000	AUD	MSC	12/20/2023	1,134
32,389	USD	163,000	BRL	JPM	11/24/2023	159
415,610	USD	2,094,000	BRL	GSC	12/04/2023	2,018
125,113	USD	625,000	BRL	BOA	12/04/2023	1,667
87,943	USD	441,000	BRL	DEUT	12/04/2023	840
236,932	USD	1,200,000	BRL	BNP	12/04/2023	(83)
The accompanying notes are an integral part of these financial statements.
59

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
83,800	USD	425,000	BRL	MSC	12/04/2023	$ (143)
67,124	USD	348,000	BRL	CBK	12/04/2023	(1,610)
83,210	USD	422,000	BRL	BCLY	01/26/2024	375
178,677	USD	905,000	BRL	DEUT	01/29/2024	1,105
109,417	USD	556,000	BRL	BCLY	02/05/2024	395
28,988	USD	147,000	BRL	BOA	02/05/2024	164
85,937	USD	440,000	BRL	MSC	02/05/2024	(338)
35,594	USD	179,000	BRL	DEUT	02/09/2024	510
58,994	USD	80,000	CAD	MSC	12/20/2023	1,253
61,872	USD	85,000	CAD	JPM	12/20/2023	522
24,292	USD	33,000	CAD	BOA	01/16/2024	461
212,507	USD	191,182,000	CLP	BNP	12/20/2023	(441)
69,107	USD	64,200,000	CLP	UBS	12/20/2023	(2,403)
129,564	USD	120,300,000	CLP	MSC	12/20/2023	(4,432)
48,170	USD	339,000	CNH	JPM	12/12/2023	1,857
850,205	USD	6,202,000	CNH	SCB	12/20/2023	2,463
137,356	USD	998,000	CNH	JPM	12/20/2023	941
158,700	USD	1,155,000	CNH	CIB	12/20/2023	824
26,415	USD	192,000	CNH	CIBC	12/20/2023	171
151,207	USD	1,094,000	CNH	JPM	01/18/2024	1,366
22,603	USD	159,000	CNH	BNP	01/18/2024	825
88,189	USD	636,000	CNH	DEUT	02/05/2024	968
25,090	USD	181,000	CNH	JPM	02/20/2024	241
4,991	USD	36,000	CNH	DEUT	02/23/2024	47
98,287	USD	397,276,000	COP	CBK	12/20/2023	2,863
61,275	USD	246,503,000	COP	BOA	12/20/2023	2,066
83,295	USD	345,800,000	COP	BNP	12/20/2023	235
183,798	USD	776,322,000	COP	MSC	12/20/2023	(2,672)
134,462	USD	588,363,000	COP	SCB	12/20/2023	(6,861)
162,152	USD	707,000,000	COP	DEUT	12/20/2023	(7,668)
76,566	USD	1,750,000	CZK	BNP	12/20/2023	1,275
40,201	USD	910,000	CZK	JPM	12/20/2023	1,049
85,040	USD	1,960,000	CZK	GSC	12/20/2023	714
20,270	USD	470,000	CZK	CBA	12/20/2023	49
68,471	USD	1,600,000	CZK	BOA	12/20/2023	(366)
107,137	USD	2,510,000	CZK	CBK	12/20/2023	(852)
66,372	USD	2,100,000	EGP	GSC	11/28/2023	(674)
42,668	USD	1,388,000	EGP	GSC	12/20/2023	(638)
3,297,806	USD	3,070,000	EUR	DEUT	12/20/2023	41,556
302,669	USD	284,000	EUR	GSC	12/20/2023	1,439
120,864	USD	113,000	EUR	JPM	12/20/2023	1,009
183,466	USD	173,000	EUR	BNP	12/20/2023	(29)
294,745	USD	278,000	EUR	BCLY	12/20/2023	(120)
115,287	USD	109,000	EUR	BOA	12/20/2023	(325)
97,069	USD	92,000	EUR	CBK	12/20/2023	(512)
172,342	USD	164,000	EUR	BMO	12/20/2023	(1,608)
157,780	USD	140,000	EUR	BOA	01/17/2024	9,087
143,668	USD	131,000	EUR	BOA	02/22/2024	4,306
155,527	USD	145,000	EUR	BOA	03/25/2024	1,036
147,216	USD	118,000	GBP	MSC	12/20/2023	3,733
141,953	USD	51,096,000	HUF	BOA	11/13/2023	916
45,676	USD	16,500,000	HUF	BNP	12/20/2023	366
30,742	USD	11,100,000	HUF	DEUT	12/20/2023	261
68,752	USD	25,100,000	HUF	BOA	12/20/2023	(174)
23,402	USD	8,600,000	HUF	GSC	12/20/2023	(214)
58,639	USD	21,800,000	HUF	CBK	12/20/2023	(1,225)
63,891	USD	23,800,000	HUF	BCLY	12/20/2023	(1,466)
138,444	USD	51,200,000	HUF	JPM	12/20/2023	(2,154)
85,332	USD	31,868,000	HUF	SSG	12/20/2023	(2,180)
84,941	USD	29,912,000	HUF	CBK	12/27/2023	2,863
136,611	USD	51,523,000	HUF	BOA	12/28/2023	(4,752)
198,455	USD	74,639,000	HUF	CBK	04/18/2024	(3,746)
195,392	USD	3,048,000,000	IDR	DEUT	12/20/2023	4,204
60,095	USD	950,301,000	IDR	JPM	12/20/2023	488
11,683	USD	186,979,000	IDR	BCLY	12/20/2023	(45)
The accompanying notes are an integral part of these financial statements.
60

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
59,674	USD	952,514,000	IDR	BOA	12/20/2023	$ (73)
378,025	USD	1,531,000	ILS	CBK	12/11/2023	(1,588)
1,021,261	USD	3,923,000	ILS	BOA	12/20/2023	47,813
377,153	USD	1,445,000	ILS	GSC	12/20/2023	18,592
369,520	USD	1,465,000	ILS	BCLY	12/20/2023	5,996
49,922	USD	190,000	ILS	DEUT	12/20/2023	2,776
49,574	USD	190,000	ILS	JPM	12/20/2023	2,427
91,200	USD	365,000	ILS	BNP	12/20/2023	629
196,799	USD	793,000	ILS	BOA	02/07/2024	(648)
2,988	USD	12,000	ILS	GSC	03/29/2024	(12)
110,544	USD	444,000	ILS	MSC	03/29/2024	(435)
105,189	USD	8,716,000	INR	BOA	12/08/2023	642
76,688	USD	6,390,000	INR	MSC	12/20/2023	74
105,354	USD	8,788,000	INR	JPM	12/20/2023	(11)
41,438	USD	3,460,000	INR	DEUT	12/20/2023	(46)
73,737	USD	6,160,000	INR	BOA	12/20/2023	(119)
44,999	USD	3,770,000	INR	GSC	03/11/2024	(22)
95,863	USD	8,063,000	INR	BOA	04/12/2024	(259)
162,007	USD	213,990,000	KRW	JPM	12/20/2023	3,388
72,046	USD	33,800,000	KZT	GSC	12/20/2023	947
34,875	USD	17,150,000	KZT	GSC	02/07/2024	(839)
32,012	USD	15,750,000	KZT	GSC	02/09/2024	(772)
85,725	USD	1,574,000	MXN	MSC	11/30/2023	(1,133)
961,848	USD	16,938,000	MXN	DEUT	12/20/2023	30,230
361,630	USD	6,390,000	MXN	BNP	12/20/2023	10,170
552,896	USD	9,885,000	MXN	TDB	12/20/2023	9,204
402,084	USD	7,183,000	MXN	BCLY	12/20/2023	7,007
131,143	USD	2,390,000	MXN	JPM	12/20/2023	(311)
192,861	USD	3,520,000	MXN	GSC	12/20/2023	(744)
79,989	USD	1,399,000	MXN	DEUT	01/17/2024	3,423
156,053	USD	2,894,000	MXN	UBS	01/17/2024	(2,333)
188,306	USD	3,517,000	MXN	BOA	01/17/2024	(4,175)
134,791	USD	2,459,000	MXN	JPM	01/18/2024	239
1,410,595	USD	24,550,000	MXN	GSC	01/24/2024	68,836
71,842	USD	1,341,000	MXN	BOA	03/27/2024	(686)
48,039	USD	904,000	MXN	UBS	04/11/2024	(733)
265,000	USD	1,235,000	MYR	BNP	12/20/2023	4,920
29,715	USD	140,000	MYR	DEUT	12/20/2023	232
74,023	USD	125,000	NZD	UBS	12/20/2023	1,185
5,960	USD	10,000	NZD	MSC	01/16/2024	132
538,759	USD	2,026,000	PEN	CBK	12/20/2023	12,453
89,405	USD	334,000	PEN	SCB	12/20/2023	2,640
67,566	USD	258,000	PEN	BOA	12/20/2023	544
27,111	USD	105,000	PEN	UBS	12/20/2023	(166)
77,453	USD	300,000	PEN	GSC	12/20/2023	(480)
187,291	USD	10,655,000	PHP	UBS	12/20/2023	(344)
13,996	USD	60,000	PLN	JPM	12/20/2023	(224)
72,075	USD	310,000	PLN	BNP	12/20/2023	(1,398)
138,265	USD	600,000	PLN	BCLY	12/20/2023	(3,940)
201,186	USD	875,000	PLN	GSC	12/20/2023	(6,196)
19,199	USD	90,000	RON	BCLY	12/20/2023	37
25,260	USD	120,000	RON	GSC	12/20/2023	(289)
147,571	USD	200,000	SGD	JPM	12/20/2023	1,164
73,627	USD	100,000	SGD	MSC	12/20/2023	423
73,315	USD	100,000	SGD	BCLY	12/20/2023	111
392,278	USD	14,020,000	THB	JPM	12/20/2023	403
69,518	USD	2,510,000	THB	UBS	12/20/2023	(640)
42,408	USD	1,550,000	THB	GSC	12/20/2023	(916)
63,206	USD	2,300,000	THB	SCB	12/20/2023	(1,081)
26,642	USD	795,000	TRY	BCLY	12/20/2023	(312)
157,029	USD	6,088,000	UYU	BOA	12/20/2023	5,529
52,756	USD	2,029,000	UYU	DEUT	12/20/2023	2,265
61,523	USD	2,384,000	UYU	DEUT	01/16/2024	2,410
24,285	USD	953,000	UYU	CBK	01/16/2024	655
19,552	USD	763,000	UYU	GSC	01/16/2024	633
The accompanying notes are an integral part of these financial statements.
61

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
17,104	USD	667,000	UYU	JPM	01/16/2024	$ 565
74,274	USD	1,432,000	ZAR	CBK	11/13/2023	(2,472)
20,315	USD	390,000	ZAR	RBC	12/20/2023	(517)
53,365	USD	1,010,000	ZAR	DEUT	12/20/2023	(586)
59,830	USD	1,160,000	ZAR	GSC	12/20/2023	(2,133)
80,980	USD	1,580,000	ZAR	BOA	12/20/2023	(3,417)
Total foreign currency contracts						$ (64,458)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 9,634,692	$ —	$ 9,634,692	$ —
Foreign Government Obligations	17,136,960	—	16,887,823	249,137
Short-Term Investments	239,217	35,625	203,592	—
Purchased Options	135,237	—	135,237	—
Foreign Currency Contracts(2)	473,368	—	473,368	—
Futures Contracts(2)	35,219	35,219	—	—
Swaps - Interest Rate(2)	196,076	—	196,076	—
Total	$ 27,850,769	$ 70,844	$ 27,530,788	$ 249,137
Liabilities
Foreign Currency Contracts(2)	$ (537,826)	$ —	$ (537,826)	$ —
Futures Contracts(2)	(38,244)	(38,244)	—	—
Swaps - Interest Rate(2)	(192,976)	—	(192,976)	—
Written Options	(101,284)	—	(101,284)	—
Total	$ (870,330)	$ (38,244)	$ (832,086)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
62

The Hartford Floating Rate Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.8%
	Other Asset-Backed Securities - 1.8%
$ 3,275,000	Ares XXXIIR CLO Ltd. 7.63%, 05/15/2030, 3 mo. USD Term SOFR + 2.26%(1)(2)	$ 3,246,383
1,750,000	Ares XXXIX CLO Ltd. 6.71%, 04/18/2031, 3 mo. USD Term SOFR + 1.31%(1)(2)	1,744,984
350,000	BlueMountain CLO XXVIII Ltd. 7.16%, 04/15/2034, 3 mo. USD Term SOFR + 1.76%(1)(2)	340,525
2,465,397	Carlyle Global Market Strategies CLO Ltd. 7.23%, 07/20/2031, 3 mo. USD Term SOFR + 1.81%(1)(2)	2,430,092
1,165,000	Carlyle U.S. CLO Ltd. 7.33%, 07/20/2034, 3 mo. USD Term SOFR + 1.91%(1)(2)	1,147,485
3,820,000	CIFC Funding Ltd. 6.78%, 04/20/2032, 3 mo. USD Term SOFR + 1.36%(1)(2)	3,804,877
1,102,945	Dryden 36 Senior Loan Fund 6.68%, 04/15/2029, 3 mo. USD Term SOFR + 1.28%(1)(2)	1,100,558
2,350,175	KKR CLO 28 Ltd. 6.81%, 03/15/2031, 3 mo. USD Term SOFR + 1.40%(1)(2)	2,341,924
2,650,000	Octagon 57 Ltd. 7.31%, 10/15/2034, 3 mo. USD Term SOFR + 1.91%(1)(2)	2,610,441
1,650,000	Sound Point CLO XVII Ltd. 7.28%, 10/20/2030, 3 mo. USD Term SOFR + 1.86%(1)(2)	1,630,728
2,450,000	TCI-Flatiron CLO Ltd. 6.71%, 01/29/2032, 3 mo. USD Term SOFR + 1.32%(1)(2)	2,439,997
	Total Asset & Commercial Mortgage-Backed Securities (cost $22,296,645)	$ 22,837,994
CONVERTIBLE BONDS - 0.2%
	Airlines - 0.1%
2,075,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 1,283,891
	Internet - 0.1%
GBP 1,600,000	Trainline PLC 1.00%, 01/14/2026(3)	1,682,823
	Total Convertible Bonds (cost $4,060,125)	$ 2,966,714
CORPORATE BONDS - 5.3%
	Advertising - 0.1%
$ 1,345,000	Clear Channel Outdoor Holdings, Inc. 9.00%, 09/15/2028(1)	$ 1,304,052
	Apparel - 0.0%
655,000	Hanesbrands, Inc. 9.00%, 02/15/2031(1)	609,111
	Commercial Banks - 0.5%
	Freedom Mortgage Corp.
1,525,000	6.63%, 01/15/2027(1)	1,318,200
2,350,000	12.00%, 10/01/2028(1)	2,350,076
2,450,000	12.25%, 10/01/2030(1)	2,449,001
		6,117,277
	Commercial Services - 0.7%
EUR 1,395,000	Boels Topholding BV 6.25%, 02/15/2029(1)	1,461,836
1,750,000	Verisure Holding AB 3.25%, 02/15/2027(3)	1,671,137
$ 9,805,000	WW International, Inc. 4.50%, 04/15/2029(1)	6,128,125
		9,261,098
	Diversified Financial Services - 0.5%
2,125,000	Credit Acceptance Corp. 5.13%, 12/31/2024(1)	2,054,482
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 5.3% - (continued)
	Diversified Financial Services - 0.5% - (continued)
$ 2,040,000	Nationstar Mortgage Holdings, Inc. 5.00%, 02/01/2026(1)	$ 1,895,684
705,000	Navient Corp. 9.38%, 07/25/2030	664,255
650,000	NFP Corp. 8.50%, 10/01/2031(1)	639,108
5,385,000	Unifin Financiera SAB de CV 9.88%, 01/28/2029(1)(4)	80,775
	United Wholesale Mortgage LLC
700,000	5.50%, 11/15/2025(1)	665,133
490,000	5.75%, 06/15/2027(1)	445,866
		6,445,303
	Electrical Components & Equipment - 0.1%
EUR 945,000	Energizer Gamma Acquisition BV 3.50%, 06/30/2029(1)	785,142
	Entertainment - 0.1%
$ 875,000	Banijay Entertainment SASU 8.13%, 05/01/2029(1)	859,407
875,000	Caesars Resort Collection LLC/CRC Finco, Inc. 5.75%, 07/01/2025(1)	861,109
		1,720,516
	Forest Products & Paper - 0.2%
2,325,000	Mativ Holdings, Inc. 6.88%, 10/01/2026(1)	2,092,500
	Gas - 0.1%
670,000	AmeriGas Partners LP/AmeriGas Finance Corp. 9.38%, 06/01/2028(1)	662,347
	Household Products/Wares - 0.0%
EUR 285,000	Spectrum Brands, Inc. 4.00%, 10/01/2026(3)	288,652
	Insurance - 0.0%
$ 250,000	Acrisure LLC/Acrisure Finance, Inc. 10.13%, 08/01/2026(1)	251,593
	Internet - 0.4%
1,945,000	Newfold Digital Holdings Group, Inc. 11.75%, 10/15/2028(1)	1,978,493
1,969,971	Shutterfly Finance LLC 9.75%, 10/01/2027(1)	1,955,196
875,000	Uber Technologies, Inc. 4.50%, 08/15/2029(1)	771,719
		4,705,408
	IT Services - 0.0%
775,000	McAfee Corp. 7.38%, 02/15/2030(1)	619,970
	Leisure Time - 0.3%
2,065,000	Carnival Corp. 7.63%, 03/01/2026(1)	2,012,512
EUR 1,680,000	Pinnacle Bidco PLC 8.25%, 10/11/2028(1)	1,720,014
		3,732,526
	Lodging - 0.1%
$ 1,065,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,019,763
	Office/Business Equipment - 0.2%
2,625,000	Xerox Holdings Corp. 5.00%, 08/15/2025(1)	2,414,860
	Oil & Gas - 0.3%
2,325,000	Matador Resources Co. 6.88%, 04/15/2028(1)	2,265,934
1,325,000	Vital Energy, Inc. 9.75%, 10/15/2030	1,298,300
		3,564,234

The accompanying notes are an integral part of these financial statements.
63

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 5.3% - (continued)
	Pharmaceuticals - 0.2%
$ 2,600,000	BellRing Brands, Inc. 7.00%, 03/15/2030(1)	$ 2,512,719
EUR 653,000	Teva Pharmaceutical Finance Netherlands II BV 4.50%, 03/01/2025	674,480
		3,187,199
	Pipelines - 0.2%
$ 1,900,000	Venture Global LNG, Inc. 9.88%, 02/01/2032(1)	1,921,131
	Real Estate - 0.0%
	Country Garden Holdings Co. Ltd.
2,385,000	4.80%, 08/06/2030(3)	88,651
370,000	5.63%, 01/14/2030(3)	14,944
		103,595
	Retail - 1.1%
770,000	BCPE Ulysses Intermediate, Inc. 7.75%, 04/01/2027(1)(5)	653,114
EUR 1,180,000	Burger King France SAS 8.72%, 11/01/2026, 3 mo. EURIBOR + 4.75%(1)(2)	1,249,869
$ 6,980,000	LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75%, 02/15/2026(1)	6,299,995
4,250,000	Michaels Cos., Inc. 7.88%, 05/01/2029(1)	2,369,375
	Staples, Inc.
3,250,000	7.50%, 04/15/2026(1)	2,656,614
2,450,000	10.75%, 04/15/2027(1)	1,350,928
		14,579,895
	Software - 0.0%
200,000	ROBLOX Corp. 3.88%, 05/01/2030(1)	162,282
	Telecommunications - 0.2%
EUR 1,750,000	Altice France SA 4.13%, 01/15/2029(3)	1,323,948
$ 1,825,000	Frontier Communications Holdings LLC 6.00%, 01/15/2030(1)	1,373,673
		2,697,621
	Total Corporate Bonds (cost $81,103,202)	$ 68,246,075
SENIOR FLOATING RATE INTERESTS - 84.4%(6)
	Advertising - 0.9%
	ABG Intermediate Holdings 2 LLC
1,251,852	4.00%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%(7)	$ 1,248,722
6,533,463	9.42%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%	6,517,129
522,000	11.43%, 12/20/2029, 1 mo. USD Term SOFR + 6.00%	523,634
2,775,000	Clear Channel Outdoor Holdings, Inc. 9.14%, 08/21/2026, 3 mo. USD Term SOFR + 3.50%	2,659,366
		10,948,851
	Aerospace/Defense - 0.7%
3,775,000	Barnes Group, Inc. 8.42%, 09/03/2030, 1 mo. USD Term SOFR + 3.00%	3,724,679
1,431,744	Spirit Aerosystems, Inc. 9.63%, 01/15/2027, 1 mo. USD Term SOFR + 4.25%	1,425,659
4,211,170	TransDigm, Inc. 8.64%, 08/24/2028, 3 mo. USD Term SOFR + 3.25%	4,204,517
		9,354,855
	Airlines - 1.8%
9,492,803	Air Canada 9.13%, 08/11/2028, 3 mo. USD Term SOFR + 3.50%	9,476,190
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Airlines - 1.8% - (continued)
$ 1,534,500	American Airlines, Inc. 10.43%, 04/20/2028, 3 mo. USD Term SOFR + 4.75%	$ 1,553,681
7,481,250	Mileage Plus Holdings LLC 10.80%, 06/21/2027, 3 mo. USD Term SOFR + 5.25%	7,698,506
5,016,000	SkyMiles IP Ltd. 9.17%, 10/20/2027, 3 mo. USD Term SOFR + 3.75%	5,132,020
		23,860,397
	Apparel - 0.9%
5,134,011	Crocs, Inc. 8.53%, 02/20/2029, 3 mo. USD Term SOFR + 3.00%	5,139,607
6,744,429	Hanesbrands, Inc. 9.07%, 03/08/2030, 1 mo. USD Term SOFR + 3.75%	6,651,693
		11,791,300
	Auto Parts & Equipment - 1.9%
EUR 4,232,825	Clarios Global LP 7.12%, 04/30/2026, 1 mo. EURIBOR + 3.25%	4,445,745
	First Brands Group LLC
$ 14,128,084	10.88%, 03/30/2027, 6 mo. USD Term SOFR + 5.00%	13,910,229
6,430,000	14.38%, 03/30/2028, 6 mo. USD Term SOFR + 8.50%	6,033,462
		24,389,436
	Chemicals - 0.5%
1,754,347	Nouryon Finance BV 9.43%, 04/03/2028, 1 mo. USD Term SOFR + 4.00%	1,713,226
4,799,459	SCIH Salt Holdings, Inc. 9.44%, 03/16/2027, 3 mo. USD Term SOFR + 4.00%	4,730,490
		6,443,716
	Commercial Services - 7.3%
13,374,544	Amentum Government Services Holdings LLC 9.33%, 02/15/2029, 1 mo. USD Term SOFR + 4.00%	13,052,753
2,187,585	APX Group, Inc. 8.93%, 07/10/2028, PRIME + 3.25%	2,184,172
1,396,371	AVSC Holding Corp. 8.92%, 03/03/2025, 1 mo. USD Term SOFR + 3.50%	1,308,302
	Belron Finance U.S. LLC
1,093,933	7.90%, 10/30/2026, 3 mo. USD Term SOFR + 2.25%	1,093,254
2,945,361	8.06%, 04/13/2028, 3 mo. USD Term SOFR + 2.43%	2,942,416
3,466,312	8.25%, 04/18/2029, 3 mo. USD Term SOFR + 2.75%	3,468,496
EUR 8,375,000	Belron Luxembourg SARL 6.15%, 04/13/2028, 3 mo. EURIBOR + 2.43%	8,820,649
	Cast & Crew Payroll LLC
$ 3,616,405	9.07%, 02/09/2026, 1 mo. USD Term SOFR + 3.75%	3,557,639
1,172,018	9.07%, 12/29/2028, 1 mo. USD Term SOFR + 3.75%	1,143,690
2,650,851	Creative Artists Agency LLC 8.82%, 11/27/2028, 1 mo. USD Term SOFR + 3.50%	2,638,710
	Fugue Finance BV
EUR 375,000	0.00%, 01/31/2028, 3 mo. EURIBOR + 4.25%(8)	396,113
$ 4,202,740	9.35%, 01/31/2028, 3 mo. USD Term SOFR + 4.00%	4,190,468

The accompanying notes are an integral part of these financial statements.
64

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Commercial Services - 7.3% - (continued)
$ 8,010,000	GTCR W Merger Sub LLC 0.00%, 09/20/2030, 1 mo. USD Term SOFR + 3.00%(8)	$ 7,946,561
2,817,812	MPH Acquisition Holdings LLC 9.92%, 09/01/2028, 3 mo. USD Term SOFR + 4.25%	2,609,604
	OMNIA Partners LLC
407,465	0.50%, 07/19/2030, 1 mo. USD Term SOFR + 4.25%(7)	406,447
4,337,535	9.63%, 07/25/2030, 3 mo. USD Term SOFR + 4.25%	4,326,691
2,840,000	TMF Group Holding BV 10.41%, 05/03/2028, 3 mo. USD Term SOFR + 5.00%	2,831,139
	Trans Union LLC
4,856,035	7.17%, 11/16/2026, 1 mo. USD Term SOFR + 1.75%	4,843,895
1,912,483	7.69%, 12/01/2028, 1 mo. USD Term SOFR + 2.25%	1,907,817
EUR 8,410,000	Verisure Holding AB 6.97%, 03/27/2028, 3 mo. EURIBOR + 3.00%	8,672,421
$ 13,856,730	WEX, Inc. 7.69%, 03/31/2028, 1 mo. USD Term SOFR + 2.25%	13,837,469
3,925,307	WW International, Inc. 8.94%, 04/13/2028, 1 mo. USD Term SOFR + 3.50%	2,773,896
		94,952,602
	Construction Materials - 1.6%
3,479,519	Chamberlain Group, Inc. 8.67%, 11/03/2028, 1 mo. USD Term SOFR + 3.25%	3,375,133
3,092,752	Emerald Borrower LP 8.38%, 05/31/2030, 3 mo. USD Term SOFR + 3.00%	3,084,526
262,412	Oscar AcquisitionCo LLC 9.99%, 04/29/2029, 3 mo. USD Term SOFR + 4.50%	255,306
5,341,703	Standard Industries, Inc. 7.95%, 09/22/2028, 1 mo. USD Term SOFR + 2.50%	5,346,457
	Tamko Building Products LLC
5,575,471	8.90%, 06/01/2026, 6 mo. USD Term SOFR + 3.00%	5,547,593
2,000,000	8.90%, 09/20/2030, 3 mo. USD Term SOFR + 3.50%	1,990,000
804,799	Wilsonart LLC 8.74%, 12/31/2026, 3 mo. USD Term SOFR + 3.25%	796,083
		20,395,098
	Distribution/Wholesale - 1.1%
11,199,550	American Builders & Contractors Supply Co., Inc. 7.42%, 01/15/2027, 1 mo. USD Term SOFR + 2.00%	11,172,783
3,400,000	Windsor Holdings III LLC 9.81%, 08/01/2030, 1 mo. USD Term SOFR + 4.50%	3,383,000
		14,555,783
	Diversified Financial Services - 3.4%
10,242,591	Aretec Group, Inc. 9.92%, 08/09/2030, 1 mo. USD Term SOFR + 4.50%	9,933,469
	Blackhawk Network Holdings, Inc.
11,014,015	8.17%, 06/15/2025, 3 mo. USD Term SOFR + 3.00%	10,913,568
3,010,000	12.43%, 06/15/2026, 1 mo. USD Term SOFR + 7.00%	2,904,650
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Diversified Financial Services - 3.4% - (continued)
$ 1,634,084	Deerfield Dakota Holding LLC 9.14%, 04/09/2027, 3 mo. USD Term SOFR + 3.75%	$ 1,575,535
4,525,916	Fleetcor Technologies Operating Co. LLC 7.17%, 04/28/2028, 1 mo. USD Term SOFR + 1.75%	4,513,334
5,344,531	HighTower Holdings LLC 9.38%, 04/21/2028, 3 mo. USD Term SOFR + 4.00%	5,222,034
2,825,000	Russell Investments U.S. Institutional Holdco, Inc. 8.92%, 05/30/2025, 1 mo. USD Term SOFR + 3.50%	2,673,749
6,580,000	Setanta Aircraft Leasing Designated Activity Co. 7.65%, 11/05/2028, 3 mo. USD Term SOFR + 2.00%	6,572,828
		44,309,167
	Electronics - 1.0%
9,712,065	II-VI, Inc. 8.19%, 07/02/2029, 1 mo. USD Term SOFR + 2.75%	9,678,656
1,077,354	Ingram Micro, Inc. 8.65%, 06/30/2028, 3 mo. USD Term SOFR + 3.00%	1,072,775
2,193,975	Roper Industrial Products Investment Co. LLC 9.89%, 11/22/2029, 3 mo. USD Term SOFR + 4.50%	2,188,490
		12,939,921
	Engineering & Construction - 0.2%
2,817,848	Fluidra SA 7.35%, 01/29/2029, 1 mo. USD Term SOFR + 1.93%	2,797,588
	Entertainment - 8.4%
1,396,930	888 Acquisitions Ltd. 0.00%, 07/01/2028, 6 mo. USD Term SOFR + 5.25%(8)	1,330,576
EUR 1,445,000	Banijay Entertainment SAS 8.45%, 03/01/2028, 3 mo. EURIBOR + 4.50%	1,494,198
$ 13,342,950	Caesars Entertainment Corp. 8.67%, 02/06/2030, 1 mo. USD Term SOFR + 3.25%	13,278,103
11,591,750	Cinemark USA, Inc. 9.09%, 05/24/2030, 3 mo. USD Term SOFR + 3.75%	11,562,771
10,576,436	Crown Finance U.S., Inc. 7.38%, 07/31/2028, 3 mo. USD Term SOFR + 8.50%	10,774,744
9,060,000	Delta 2 Lux SARL 7.57%, 01/15/2030, 1 mo. USD Term SOFR + 2.25%	9,051,483
11,306,986	Great Canadian Gaming Corp. 9.66%, 11/01/2026, 3 mo. USD Term SOFR + 4.00%	11,294,888
3,102,503	Maverick Gaming LLC 13.18%, 09/03/2026, 3 mo. USD Term SOFR + 7.50%	2,284,218
EUR 2,080,000	Motion Finco SARL 7.97%, 11/12/2029, 3 mo. EURIBOR + 4.00%	2,176,771
$ 6,575,000	Ontario Gaming GTA LP 9.64%, 08/01/2030, 3 mo. USD Term SOFR + 4.25%	6,565,400
2,055,053	Penn Entertainment, Inc. 8.17%, 05/03/2029, 1 mo. USD Term SOFR + 2.75%	2,051,066
18,677,872	UFC Holdings LLC 8.40%, 04/29/2026, 3 mo. USD Term SOFR + 2.75%	18,649,295

The accompanying notes are an integral part of these financial statements.
65

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Entertainment - 8.4% - (continued)
$ 11,799,465	William Morris Endeavor Entertainment LLC 8.19%, 05/18/2025, 1 mo. USD Term SOFR + 2.75%	$ 11,780,468
5,995,000	WMG Acquisition Corp. 7.56%, 01/20/2028, 1 mo. USD Term SOFR + 2.13%	5,982,291
		108,276,272
	Environmental Control - 0.8%
	Filtration Group Corp.
4,808,254	8.94%, 10/21/2028, 1 mo. USD Term SOFR + 3.50%	4,767,528
4,875,500	9.69%, 10/21/2028, 1 mo. USD Term SOFR + 4.25%	4,873,209
		9,640,737
	Food - 1.4%
	CHG PPC Parent LLC
EUR 820,000	8.38%, 12/08/2028, 1 mo. EURIBOR + 4.50%	866,558
$ 1,335,639	8.44%, 12/08/2028, 1 mo. USD Term SOFR + 3.00%	1,315,604
EUR 8,820,000	Froneri International Ltd. 6.10%, 01/29/2027, 6 mo. EURIBOR + 2.13%	9,099,134
$ 6,606,255	U.S. Foods, Inc. 7.44%, 09/13/2026, 1 mo. USD Term SOFR + 2.00%	6,598,261
		17,879,557
	Food Service - 0.9%
11,604,938	Aramark Services, Inc. 7.94%, 04/06/2028, 1 mo. USD Term SOFR + 2.50%	11,578,362
	Healthcare - Products - 2.3%
EUR 4,458,768	Avantor Funding, Inc. 6.37%, 06/12/2028, 1 mo. EURIBOR + 2.50%	4,675,788
	Bausch & Lomb Corp.
$ 2,597,880	8.76%, 05/10/2027, 3 mo. USD Term SOFR + 3.25%	2,483,001
6,760,000	9.32%, 09/29/2028, 3 mo. USD Term SOFR + 4.00%	6,489,600
3,137,675	Insulet Corp. 8.69%, 05/04/2028, 1 mo. USD Term SOFR + 3.25%	3,123,305
1,299,888	Medline Borrower LP 8.69%, 10/23/2028, 1 mo. USD Term SOFR + 3.25%	1,290,958
12,255,032	Sunshine Luxembourg VII SARL 9.24%, 10/01/2026, 3 mo. USD Term SOFR + 3.75%	12,232,850
		30,295,502
	Healthcare - Services - 1.7%
	ADMI Corp.
2,159,880	8.81%, 12/23/2027, 1 mo. USD Term SOFR + 3.38%	1,929,054
1,421,374	9.19%, 12/23/2027, 1 mo. USD Term SOFR + 3.75%	1,279,237
4,814,891	Envision Healthcare Corp. 0.00%, 10/10/2025, 3 mo. USD LIBOR + 3.75%(4)(8)	36,112
	EyeCare Partners LLC
1,149,572	9.39%, 02/18/2027, 1 mo. USD Term SOFR + 3.75%	621,493
2,215,000	12.39%, 11/15/2029, 3 mo. USD Term SOFR + 6.75%	886,000
3,971,798	ICON Luxembourg SARL 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	3,972,711
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Healthcare - Services - 1.7% - (continued)
	IQVIA, Inc.
EUR 5,775,000	5.87%, 03/07/2024, 1 mo. EURIBOR + 2.00%	$ 6,090,792
3,116,260	5.97%, 06/11/2025, 3 mo. EURIBOR + 2.00%	3,294,578
$ 876,699	Pediatric Associates Holding Co. LLC 8.69%, 12/29/2028, 1 mo. USD Term SOFR + 3.25%	839,440
3,200,000	Star Parent, Inc. 9.39%, 09/27/2030, 1 mo. USD Term SOFR + 4.00%	3,045,216
		21,994,633
	Home Builders - 0.7%
9,071,939	Tecta America Corp. 9.44%, 04/10/2028, 1 mo. USD Term SOFR + 4.00%	9,037,919
	Home Furnishings - 0.8%
9,468,286	Mattress Firm, Inc. 9.95%, 09/25/2028, 6 mo. USD LIBOR + 4.25%	9,336,109
1,470,384	Weber-Stephen Products LLC 8.69%, 10/30/2027, 1 mo. USD Term SOFR + 3.25%	1,282,381
		10,618,490
	Housewares - 0.3%
3,709,169	Solis IV BV 8.89%, 02/26/2029, 3 mo. USD Term SOFR + 3.50%	3,498,229
	Insurance - 7.9%
	Acrisure LLC
20,773,807	8.94%, 02/15/2027, 1 mo. USD Term SOFR + 3.50%	20,199,204
1,108,243	9.69%, 02/15/2027, 1 mo. USD Term SOFR + 4.25%	1,099,466
	Asurion LLC
1,534,788	8.69%, 12/23/2026, 1 mo. USD Term SOFR + 3.25%	1,481,071
5,792,205	9.42%, 08/19/2028, 1 mo. USD Term SOFR + 4.00%	5,517,886
3,492,246	9.67%, 08/19/2028, 1 mo. USD Term SOFR + 4.25%	3,329,647
10,382,700	10.69%, 01/31/2028, 1 mo. USD Term SOFR + 5.25%	8,992,145
9,640,000	10.69%, 01/20/2029, 1 mo. USD Term SOFR + 5.25%	8,207,785
	HUB International Ltd.
1,757,509	9.37%, 11/10/2029, 3 mo. USD Term SOFR + 4.00%	1,754,292
16,762,682	9.66%, 06/20/2030, 3 mo. USD Term SOFR + 4.25%	16,750,780
19,349,932	Sedgwick Claims Management Services, Inc. 9.07%, 02/24/2028, 1 mo. USD Term SOFR + 3.75%	19,265,373
15,461,854	USI, Inc. 9.14%, 11/22/2029, 3 mo. USD Term SOFR + 3.75%	15,407,119
		102,004,768
	Internet - 2.6%
11,727,257	Endure Digital, Inc. 9.42%, 02/10/2028, 6 mo. USD Term SOFR + 3.50%	10,855,101
	MH Sub I LLC
15,830,438	9.57%, 05/03/2028, 1 mo. USD Term SOFR + 4.25%	15,109,203
3,695,000	11.57%, 02/23/2029, 1 mo. USD Term SOFR + 6.25%	3,200,794

The accompanying notes are an integral part of these financial statements.
66

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Internet - 2.6% - (continued)
$ 39,416	Rodan & Fields LLC 13.54%, 05/31/2027, 3 mo. USD Term SOFR + 7.750%	$ 7,095
7,647,440	Shutterfly, Inc. 6.40%, 10/01/2027, 3 mo. USD Term SOFR + 5.00%	4,993,778
		34,165,971
	Investment Company Security - 0.2%
2,405,000	GIP Pilot Acquisition Partners LP 8.39%, 10/04/2030, 3 mo. USD Term SOFR + 3.00%	2,398,987
	IT Services - 0.8%
10,150,000	NCR Atleos LLC 10.18%, 03/27/2029, 3 mo. USD Term SOFR + 4.75%	9,684,825
	Leisure Time - 1.8%
	Carnival Corp.
3,311,700	8.34%, 08/08/2027, 1 mo. USD Term SOFR + 3.00%	3,249,606
739,973	8.69%, 10/18/2028, 1 mo. USD Term SOFR + 3.25%	725,484
4,097,377	Hayward Industries, Inc. 8.19%, 05/30/2028, 1 mo. USD Term SOFR + 2.75%	4,019,076
6,199,600	MajorDrive Holdings IV LLC 9.65%, 06/01/2028, 3 mo. USD Term SOFR + 4.00%	6,008,467
9,127,242	SRAM LLC 8.19%, 05/18/2028, 1 mo. USD Term SOFR + 2.75%	9,073,026
		23,075,659
	Media - 7.1%
EUR 7,585,000	Altice Financing SA 0.00%, 10/31/2027, 3 mo. EURIBOR + 5.00%(8)	7,453,860
$ 2,000,000	Banijay Entertainment SAS 0.00%, 03/01/2028, 1 mo. USD Term SOFR + 3.75%(8)	1,993,000
3,720,978	Cable One, Inc. 7.44%, 05/03/2028, 1 mo. USD Term SOFR + 2.00%	3,686,856
8,771,419	Charter Communications Operating LLC 7.13%, 04/30/2025, 3 mo. USD Term SOFR + 1.75%	8,770,103
5,009,700	CSC Holdings LLC 7.70%, 07/17/2025, 1 mo. USD Term SOFR + 2.250%	4,858,407
11,322,521	DirecTV Financing LLC 10.44%, 08/02/2027, 1 mo. USD Term SOFR + 5.00%	11,001,075
7,588,676	EW Scripps Co. 8.00%, 05/01/2026, 1 mo. USD Term SOFR + 2.56%	7,426,051
4,192,605	NEP/NCP Holdco, Inc. 8.69%, 10/20/2025, 1 mo. USD Term SOFR + 3.25%	3,768,858
7,080,000	Simon & Schuster, Inc. 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 4.00%(8)	7,021,024
EUR 2,400,000	UPC Broadband Holding BV 6.87%, 01/31/2029, 1 mo. EURIBOR + 3.00%	2,471,841
$ 5,850,000	UPC Financing Partnership 8.45%, 01/31/2029, 1 mo. USD Term SOFR + 3.00%	5,728,144
	Virgin Media Bristol LLC
2,100,000	7.95%, 01/31/2028, 1 mo. USD Term SOFR + 2.50%	2,038,323
2,025,000	8.79%, 03/31/2031, 1 mo. USD Term SOFR + 3.25%	1,977,858
EUR 2,355,000	Virgin Media Ireland Ltd. 7.37%, 07/15/2029, 1 mo. EURIBOR + 3.50%	2,431,225
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Media - 7.1% - (continued)
GBP 9,500,000	Virgin Media SFA Finance Ltd. 8.47%, 11/15/2027, Sterling Overnight Index Average + 3.25%	$ 11,323,108
EUR 9,985,000	Ziggo BV 6.93%, 01/31/2029, 6 mo. EURIBOR + 3.00%	10,003,383
		91,953,116
	Mining - 0.3%
$ 2,119,579	American Rock Salt Co. LLC 9.44%, 06/09/2028, 1 mo. USD Term SOFR + 4.00%	1,907,621
2,025,000	Arsenal AIC Parent LLC 9.88%, 08/18/2030, 3 mo. USD Term SOFR + 4.50%	2,018,500
		3,926,121
	Miscellaneous Manufacturing - 0.5%
	LTI Holdings, Inc.
4,594,504	8.94%, 09/06/2025, 1 mo. USD Term SOFR + 3.50%	4,361,516
2,440,000	12.19%, 09/06/2026, 1 mo. USD Term SOFR + 6.75%	2,157,375
		6,518,891
	Oil & Gas Services - 0.0%
13,304,183	PES Holdings LLC 0.00%, 12/31/2024, U.S. (Fed) Prime Rate + 6.99%(4)(5)	116,412
	Packaging & Containers - 1.3%
7,851,649	Berlin Packaging LLC 9.19%, 03/11/2028, 3 mo. USD Term SOFR + 3.75%	7,656,771
8,386,522	Clydesdale Acquisition Holdings, Inc. 9.60%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%	8,100,709
1,371,492	TricorBraun Holdings, Inc. 8.69%, 03/03/2028, 1 mo. USD Term SOFR + 3.25%	1,326,919
		17,084,399
	Pharmaceuticals - 2.3%
4,787,296	Amneal Pharmaceuticals LLC 0.00%, 05/04/2025, 1 mo. USD Term SOFR + 3.50%(8)	4,676,997
1,628,290	Bausch Health Cos., Inc. 0.00%, 02/01/2027, 1 mo. USD Term SOFR + 5.25%(8)	1,229,359
8,851,908	Gainwell Acquisition Corp. 9.49%, 10/01/2027, 3 mo. USD Term SOFR + 4.00%	8,446,225
1,955,189	Jazz Financing Lux SARL 8.94%, 05/05/2028, 1 mo. USD Term SOFR + 3.50%	1,954,094
	Organon & Co.
EUR 6,081,248	6.80%, 06/02/2028, 3 mo. EURIBOR + 3.00%	6,391,201
$ 188,593	8.45%, 06/02/2028, 1 mo. USD Term SOFR + 3.00%	187,980
1,959,439	Owens & Minor, Inc. 9.20%, 03/29/2029, 3 mo. USD Term SOFR + 3.75%	1,956,167
1,421,346	Pathway Vet Alliance LLC 9.19%, 03/31/2027, 1 mo. USD Term SOFR + 3.75%	1,290,227

The accompanying notes are an integral part of these financial statements.
67

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Pharmaceuticals - 2.3% - (continued)
$ 3,052,079	PetVet Care Centers LLC 8.92%, 02/14/2025, 1 mo. USD Term SOFR + 3.50%	$ 3,046,372
989,576	PRA Health Sciences, Inc. 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	989,803
		30,168,425
	Pipelines - 2.6%
7,565,500	Brazos Delaware II LLC 9.08%, 02/11/2030, 1 mo. USD Term SOFR + 3.75%	7,531,228
5,850,235	Medallion Midland Acquisition LLC 9.40%, 10/18/2028, 3 mo. USD Term SOFR + 3.75%	5,850,235
8,610,136	Oryx Midstream Services Permian Basin LLC 8.69%, 10/05/2028, 1 mo. USD Term SOFR + 3.25%	8,591,021
9,802,025	Traverse Midstream Partners LLC 9.24%, 02/16/2028, 3 mo. USD Term SOFR + 3.75%	9,765,268
1,800,487	Whitewater Whistler Holdings LLC 8.64%, 02/15/2030, 3 mo. USD Term SOFR + 3.25%	1,797,859
		33,535,611
	Retail - 5.7%
18,190,967	1011778 BC Unlimited Liability Co. 7.57%, 09/20/2030, 1 mo. USD Term SOFR + 2.25%	18,004,510
7,305,145	Beacon Roofing Supply, Inc. 7.69%, 05/19/2028, 1 mo. USD Term SOFR + 2.25%	7,289,950
	EG Group Ltd.
3,600,000	0.00%, 02/29/2028, 1 mo. USD Term SOFR + 5.50%(8)	3,456,000
EUR 38,698	7.87%, 02/07/2025, 1 mo. EURIBOR + 4.00%	40,691
$ 5,013,028	Great Outdoors Group LLC 9.40%, 03/06/2028, 1 mo. USD Term SOFR + 3.75%	4,968,111
4,652,156	IRB Holding Corp. 8.42%, 12/15/2027, 1 mo. USD Term SOFR + 3.00%	4,597,866
7,878,603	LBM Acquisition LLC 9.17%, 12/17/2027, 1 mo. USD Term SOFR + 3.75%	7,484,672
9,468,829	LSF9 Atlantis Holdings LLC 12.64%, 03/31/2029, 3 mo. USD Term SOFR + 7.25%	8,940,184
2,220,943	Medical Solutions Holdings, Inc. 8.77%, 11/01/2028, 3 mo. USD Term SOFR + 3.25%	2,065,476
10,366,069	Michaels Cos., Inc. 9.90%, 04/15/2028, 3 mo. USD Term SOFR + 4.25%	8,632,655
2,040,000	Peer Holding III BV 0.00%, 10/19/2030, 1 mo. USD Term SOFR + 3.25%(8)	2,025,985
677,751	Petco Health & Wellness Co., Inc. 8.90%, 03/03/2028, 3 mo. USD Term SOFR + 3.25%	661,939
2,847,505	SRS Distribution, Inc. 8.94%, 06/02/2028, 1 mo. USD Term SOFR + 3.50%	2,776,318
3,831,255	Staples, Inc. 10.63%, 04/16/2026, 3 mo. USD LIBOR + 5.00%	3,287,715
		74,232,072
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Semiconductors - 0.7%
$ 5,185,351	Entegris, Inc. 7.88%, 07/06/2029, 3 mo. USD Term SOFR + 2.50%	$ 5,187,218
3,640,700	Synaptics, Inc. 7.91%, 12/02/2028, 3 mo. USD Term SOFR + 2.25%	3,611,866
		8,799,084
	Software - 9.4%
	Ascend Learning LLC
1,396,447	8.92%, 12/11/2028, 1 mo. USD Term SOFR + 3.50%	1,296,517
1,680,000	11.17%, 12/10/2029, 1 mo. USD Term SOFR + 5.75%	1,412,595
8,945,609	Athenahealth Group, Inc. 8.58%, 02/15/2029, 1 mo. USD Term SOFR + 3.25%	8,653,267
2,063,250	CCC Intelligent Solutions, Inc. 7.69%, 09/21/2028, 1 mo. USD Term SOFR + 2.25%	2,056,029
	DCert Buyer, Inc.
7,855,506	9.32%, 10/16/2026, 1 mo. USD Term SOFR + 4.00%	7,702,088
3,495,000	12.32%, 02/19/2029, 1 mo. USD Term SOFR + 7.00%	3,116,387
3,741,308	Dun & Bradstreet Corp. 8.18%, 02/06/2026, 1 mo. USD Term SOFR + 2.75%	3,735,472
6,061,365	E2open LLC 8.94%, 02/04/2028, 1 mo. USD Term SOFR + 3.50%	5,967,414
2,770,326	EP Purchaser LLC 9.15%, 11/06/2028, 3 mo. USD Term SOFR + 3.50%	2,672,505
5,060,000	Evertec Group LLC 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 3.50%(8)	5,047,350
19,176,534	McAfee LLC 9.16%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%	18,301,700
1,371,519	Mitchell International, Inc. 9.19%, 10/15/2028, 1 mo. USD Term SOFR + 3.75%	1,336,655
8,278,146	Navicure, Inc. 9.44%, 10/22/2026, 1 mo. USD Term SOFR + 4.00%	8,275,580
16,449,769	Open Text Corp. 8.17%, 01/31/2030, 1 mo. USD Term SOFR + 2.75%	16,431,509
10,375,243	Peraton Corp. 9.17%, 02/01/2028, 1 mo. USD Term SOFR + 3.75%	10,167,738
9,197,736	Polaris Newco LLC 9.44%, 06/02/2028, 1 mo. USD Term SOFR + 4.00%	8,668,866
1,937,087	RealPage, Inc. 8.44%, 04/24/2028, 1 mo. USD Term SOFR + 3.00%	1,891,488
12,134,549	SS&C Technologies, Inc. 7.19%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	12,123,992
1,669,950	Surf Holdings LLC 8.96%, 03/05/2027, 1 mo. USD Term SOFR + 3.50%	1,658,210
1,397,792	Ultimate Software Group, Inc. 9.23%, 05/04/2026, 3 mo. USD Term SOFR + 3.75%	1,394,032
		121,909,394
	Telecommunications - 2.5%
EUR 6,631,684	Altice France SA 9.47%, 08/15/2028, 3 mo. EURIBOR + 5.50%	6,233,399
$ 6,262,262	Frontier Communications Corp. 9.19%, 10/08/2027, 1 mo. USD Term SOFR + 3.75%	6,019,599
EUR 9,765,000	Lorca Holdco Ltd. 7.52%, 09/17/2027, 6 mo. EURIBOR + 3.70%	10,168,168

The accompanying notes are an integral part of these financial statements.
68

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.4%(6) - (continued)
	Telecommunications - 2.5% - (continued)
EUR 2,000,000	WP/AP Telecom Holdings IV BV 7.87%, 03/30/2029, 3 mo. EURIBOR + 3.90%	$ 2,091,737
	Xplornet Communications, Inc.
$ 4,607,005	9.65%, 10/02/2028, 3 mo. USD Term SOFR + 4.00%	3,055,274
2,230,000	12.50%, 10/01/2029, 3 mo. USD Term SOFR + 7.00%	795,843
3,970,431	Zacapa SARL 9.39%, 03/22/2029, 3 mo. USD Term SOFR + 4.00%	3,906,746
		32,270,766
	Transportation - 0.1%
828,361	PODS LLC 8.44%, 03/31/2028, 1 mo. USD Term SOFR + 3.00%	787,805
	Total Senior Floating Rate Interests (cost $1,133,628,401)	$ 1,092,190,721
COMMON STOCKS - 1.5%
	Energy - 0.5%
916,775	Ascent Resources Marcellus Holdings LLC Class A*	$ 1,375,163
71,083	Foresight Energy LLC*	1,066,244
15,718	Kelly Topco Shares(9)	853,487
544,947	PES Energy Liquidating Trust*(10)	—
112,212	Texgen Power LLC*	2,973,618
		6,268,512
	Insurance - 0.0%
175,508	Tenerity, Inc.*	1,755
	Materials - 0.2%
37,645	Utex Industries*	2,315,167
	Media & Entertainment - 0.8%
491,289	Cineworld *	10,095,989
1	Rodan & Fields LLC Class A*(10)	—
0 (11)	Rodan & Fields LLC Class A1*(10)	382
1	Rodan & Fields LLC Class D*(10)	99,631
		10,196,002
	Total Common Stocks (cost $27,763,630)	$ 18,781,436
EXCHANGE-TRADED FUNDS - 4.2%
	Other Investment Pools & Funds - 4.2%
891,300	Invesco Senior Loan ETF	$ 18,539,040
877,200	SPDR Blackstone Senior Loan ETF	36,447,660
	Total Exchange-Traded Funds (cost $58,047,861)	$ 54,986,700
WARRANTS - 0.0%
	Materials - 0.0%
7,500	Utex Industries Expires 12/03/2025*(10)	$ 94,200
	Total Warrants (cost $35,400)	$ 94,200
	Total Long-Term Investments (cost $1,326,935,264)	$ 1,260,103,840
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 4.9%
	Other Investment Pools & Funds - 4.9%
63,141,388	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 5.25%(12)		$ 63,141,388
	Total Short-Term Investments (cost $63,141,388)		$ 63,141,388
	Total Investments (cost $1,390,076,652)	102.3%	$ 1,323,245,228
	Other Assets and Liabilities	(2.3)%	(29,948,047)
	Total Net Assets	100.0%	$ 1,293,297,181
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $85,059,702, representing 6.6% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $5,070,155, representing 0.4% of net assets.
(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(5)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.
69

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2023

(7)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2023, the aggregate value of the unfunded commitment was $1,655,169, which represents to 0.1% of total net assets.
(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(9)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $853,487 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
09/2021	Kelly Topco Shares	15,718	$ 1,251,310	$ 853,487

(10)	Investment valued using significant unobservable inputs.
(11)	Less than 1 share.
(12)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro-BOBL Future	4	12/07/2023	$ 492,186	$ 2,616
U.S. Treasury 5-Year Note Future	42	12/29/2023	4,388,016	69,025
Total futures contracts				$ 71,641

OTC Total Return Swap Contracts Outstanding at October 31, 2023
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
Markit iBoxx USD Liquid Leveraged Loan Index	BNP (1)	USD	10,475,000	(5.31%)	12/20/2023	At Maturity	$ —	$ —	$ 347,208	$ 347,208
Markit iBoxx USD Liquid Leveraged Loan Index	BNP (1)	USD	10,525,000	(5.31%)	12/20/2023	At Maturity	—	—	317,434	317,434
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	24,885,000	(5.31%)	12/20/2023	At Maturity	—	—	1,807,765	1,807,765
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	44,775,000	(5.31%)	03/20/2024	At Maturity	—	—	(447,767)	(447,767)
Total OTC total return swap contracts							$ —	$ —	$ 2,024,640	$ 2,024,640

(1)	At October 31, 2023, the counterparty had deposited in a segregated account securities with a value of $997,000 in connection with open swap contracts.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.S41	USD	3,250,000	(5.00%)	12/20/2028	Quarterly	$ —	$ (27,054)	$ (4,048)	$ 23,006
Total centrally cleared credit default swap contracts						$ —	$ (27,054)	$ (4,048)	$ 23,006

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
2,943,000	EUR	3,115,622	USD	UBS	11/30/2023	$ 2,355
117,933,922	USD	111,626,468	EUR	DEUT	11/30/2023	(329,330)
11,898,447	USD	9,840,321	GBP	BCLY	11/30/2023	(64,189)
Total foreign currency contracts						$ (391,164)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
70

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 22,837,994	$ —	$ 22,837,994	$ —
Convertible Bonds	2,966,714	—	2,966,714	—
Corporate Bonds	68,246,075	—	68,246,075	—
Senior Floating Rate Interests	1,092,190,721	—	1,092,190,721	—
Common Stocks
Energy	6,268,512	—	6,268,512	—
Insurance	1,755	—	1,755	—
Materials	2,315,167	—	2,315,167	—
Media & Entertainment	10,196,002	—	10,095,989	100,013
Exchange-Traded Funds	54,986,700	54,986,700	—	—
Warrants	94,200	—	—	94,200
Short-Term Investments	63,141,388	63,141,388	—	—
Foreign Currency Contracts(2)	2,355	—	2,355	—
Futures Contracts(2)	71,641	71,641	—	—
Swaps - Credit Default(2)	23,006	—	23,006	—
Swaps- Total Return(2)	2,472,407	—	2,472,407	—
Total	$ 1,325,814,637	$ 118,199,729	$ 1,207,420,695	$ 194,213
Liabilities
Foreign Currency Contracts(2)	$ (393,519)	$ —	$ (393,519)	$ —
Swaps - Total Return(2)	(447,767)	—	(447,767)	—
Total	$ (841,286)	$ —	$ (841,286)	$ —

(1)	For the year ended October 31, 2023, investments valued at $5,971,415 were transferred out of Level 3 due to the availability of active market prices which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
71

The Hartford Floating Rate High Income Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.7%
	Other Asset-Backed Securities - 1.7%
$ 725,000	Ares XXXIIR CLO Ltd. 7.63%, 05/15/2030, 3 mo. USD Term SOFR + 2.26%(1)(2)	$ 718,665
	Bain Capital Credit CLO Ltd.
330,000	7.23%, 01/20/2032, 3 mo. USD Term SOFR + 1.81%(1)(2)	322,830
534,603	7.26%, 07/19/2031, 3 mo. USD Term SOFR + 1.86%(1)(2)	525,821
250,000	BlueMountain CLO XXVIII Ltd. 7.16%, 04/15/2034, 3 mo. USD Term SOFR + 1.76%(1)(2)	243,232
534,603	Carlyle Global Market Strategies CLO Ltd. 7.23%, 07/20/2031, 3 mo. USD Term SOFR + 1.81%(1)(2)	526,947
250,000	Carlyle U.S. CLO Ltd. 7.33%, 07/20/2034, 3 mo. USD Term SOFR + 1.91%(1)(2)	246,242
239,165	Dryden 36 Senior Loan Fund 6.68%, 04/15/2029, 3 mo. USD Term SOFR + 1.28%(1)(2)	238,648
509,618	KKR CLO 28 Ltd. 6.81%, 03/15/2031, 3 mo. USD Term SOFR + 1.40%(1)(2)	507,829
500,000	Madison Park Funding XXIV Ltd. 7.43%, 10/20/2029, 3 mo. USD Term SOFR + 2.01%(1)(2)	495,120
255,000	Neuberger Berman CLO XV 7.01%, 10/15/2029, 3 mo. USD Term SOFR + 1.61%(1)(2)	249,605
600,000	Octagon 57 Ltd. 7.31%, 10/15/2034, 3 mo. USD Term SOFR + 1.91%(1)(2)	591,043
370,000	Sound Point CLO XVII Ltd. 7.28%, 10/20/2030, 3 mo. USD Term SOFR + 1.86%(1)(2)	365,678
	Total Asset & Commercial Mortgage-Backed Securities (cost $4,923,988)	$ 5,031,660
CONVERTIBLE BONDS - 0.3%
	Airlines - 0.1%
675,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 417,651
	Internet - 0.2%
GBP 500,000	Trainline PLC 1.00%, 01/14/2026(3)	525,882
	Total Convertible Bonds (cost $1,305,712)	$ 943,533
CORPORATE BONDS - 7.3%
	Advertising - 0.1%
$ 440,000	Clear Channel Outdoor Holdings, Inc. 9.00%, 09/15/2028(1)	$ 426,604
	Apparel - 0.1%
195,000	Hanesbrands, Inc. 9.00%, 02/15/2031(1)	181,338
	Commercial Banks - 0.7%
	Freedom Mortgage Corp.
525,000	6.63%, 01/15/2027(1)	453,807
830,000	12.00%, 10/01/2028(1)	830,027
860,000	12.25%, 10/01/2030(1)	859,649
		2,143,483
	Commercial Services - 0.8%
EUR 455,000	Boels Topholding BV 6.25%, 02/15/2029(1)	476,800
600,000	Verisure Holding AB 3.25%, 02/15/2027(3)	572,961
$ 2,090,000	WW International, Inc. 4.50%, 04/15/2029(1)	1,306,250
		2,356,011
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 7.3% - (continued)
	Diversified Financial Services - 0.8%
$ 675,000	Credit Acceptance Corp. 5.13%, 12/31/2024(1)	$ 652,600
670,000	Nationstar Mortgage Holdings, Inc. 5.00%, 02/01/2026(1)	622,602
290,000	Navient Corp. 9.38%, 07/25/2030	273,240
300,000	NFP Corp. 8.50%, 10/01/2031(1)	294,973
1,435,000	Unifin Financiera SAB de CV 9.88%, 01/28/2029(1)(4)	21,525
	United Wholesale Mortgage LLC
150,000	5.50%, 11/15/2025(1)	142,528
205,000	5.75%, 06/15/2027(1)	186,536
		2,194,004
	Electrical Components & Equipment - 0.1%
EUR 190,000	Energizer Gamma Acquisition BV 3.50%, 06/30/2029(1)	157,859
	Entertainment - 0.1%
$ 245,000	Banijay Entertainment SASU 8.13%, 05/01/2029(1)	240,634
	Forest Products & Paper - 0.3%
825,000	Mativ Holdings, Inc. 6.88%, 10/01/2026(1)	742,500
	Gas - 0.1%
300,000	AmeriGas Partners LP/AmeriGas Finance Corp. 9.38%, 06/01/2028(1)	296,574
	Household Products/Wares - 0.0%
EUR 145,000	Spectrum Brands, Inc. 4.00%, 10/01/2026(3)	146,858
	Insurance - 0.0%
$ 50,000	Acrisure LLC/Acrisure Finance, Inc. 10.13%, 08/01/2026(1)	50,319
	Internet - 0.5%
770,000	Newfold Digital Holdings Group, Inc. 11.75%, 10/15/2028(1)	783,259
459,751	Shutterfly Finance LLC 9.75%, 10/01/2027(1)	456,303
375,000	Uber Technologies, Inc. 4.50%, 08/15/2029(1)	330,737
		1,570,299
	IT Services - 0.1%
350,000	McAfee Corp. 7.38%, 02/15/2030(1)	279,986
	Leisure Time - 0.5%
760,000	Carnival Corp. 7.63%, 03/01/2026(1)	740,683
EUR 570,000	Pinnacle Bidco PLC 8.25%, 10/11/2028(1)	583,576
		1,324,259
	Lodging - 0.1%
$ 350,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	335,133
	Office/Business Equipment - 0.3%
825,000	Xerox Holdings Corp. 5.00%, 08/15/2025(1)	758,956
	Oil & Gas - 0.4%
715,000	Matador Resources Co. 6.88%, 04/15/2028(1)	696,836
450,000	Vital Energy, Inc. 9.75%, 10/15/2030	440,932
		1,137,768
	Packaging & Containers - 0.0%
EUR 130,000	OI European Group BV 6.25%, 05/15/2028(1)	135,852

The accompanying notes are an integral part of these financial statements.
72

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 7.3% - (continued)
	Pharmaceuticals - 0.3%
$ 725,000	BellRing Brands, Inc. 7.00%, 03/15/2030(1)	$ 700,662
EUR 171,000	Teva Pharmaceutical Finance Netherlands II BV 4.50%, 03/01/2025	176,625
		877,287
	Pipelines - 0.2%
$ 600,000	Venture Global LNG, Inc. 9.88%, 02/01/2032(1)	606,673
	Real Estate - 0.0%
	Country Garden Holdings Co. Ltd.
600,000	4.80%, 08/06/2030(3)	22,302
200,000	5.63%, 01/14/2030(3)	8,078
		30,380
	Retail - 1.4%
345,000	BCPE Ulysses Intermediate, Inc. 7.75%, 04/01/2027(1)(5)	292,629
EUR 360,000	Burger King France SAS 8.72%, 11/01/2026, 3 mo. EURIBOR + 4.75%(1)(2)	381,316
$ 2,225,000	LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75%, 02/15/2026(1)	2,008,236
1,175,000	Michaels Cos., Inc. 7.88%, 05/01/2029(1)	655,063
	Staples, Inc.
425,000	7.50%, 04/15/2026(1)	347,403
825,000	10.75%, 04/15/2027(1)	454,904
		4,139,551
	Software - 0.1%
205,000	MicroStrategy, Inc. 6.13%, 06/15/2028(1)	185,700
175,000	ROBLOX Corp. 3.88%, 05/01/2030(1)	141,997
		327,697
	Telecommunications - 0.3%
EUR 550,000	Altice France SA 4.13%, 01/15/2029(3)	416,098
$ 625,000	Frontier Communications Holdings LLC 6.00%, 01/15/2030(1)	470,436
		886,534
	Total Corporate Bonds (cost $25,105,702)	$ 21,346,559
SENIOR FLOATING RATE INTERESTS - 84.1%(6)
	Advertising - 1.0%
	ABG Intermediate Holdings 2 LLC
337,037	4.00%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%(7)	$ 336,194
1,759,009	9.42%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%	1,754,612
164,000	11.43%, 12/20/2029, 1 mo. USD Term SOFR + 6.00%	164,513
750,000	Clear Channel Outdoor Holdings, Inc. 9.14%, 08/21/2026, 3 mo. USD Term SOFR + 3.50%	718,748
		2,974,067
	Aerospace/Defense - 0.5%
1,205,000	Barnes Group, Inc. 8.42%, 09/03/2030, 1 mo. USD Term SOFR + 3.00%	1,188,937
299,836	Spirit Aerosystems, Inc. 9.63%, 01/15/2027, 1 mo. USD Term SOFR + 4.25%	298,562
		1,487,499
	Airlines - 1.8%
2,393,819	Air Canada 9.13%, 08/11/2028, 3 mo. USD Term SOFR + 3.50%	2,389,630
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.1%(6) - (continued)
	Airlines - 1.8% - (continued)
$ 342,000	American Airlines, Inc. 10.43%, 04/20/2028, 3 mo. USD Term SOFR + 4.75%	$ 346,275
1,601,250	Mileage Plus Holdings LLC 10.80%, 06/21/2027, 3 mo. USD Term SOFR + 5.25%	1,647,750
980,000	SkyMiles IP Ltd. 9.17%, 10/20/2027, 3 mo. USD Term SOFR + 3.75%	1,002,668
		5,386,323
	Apparel - 1.2%
1,373,190	Crocs, Inc. 8.53%, 02/20/2029, 3 mo. USD Term SOFR + 3.00%	1,374,687
2,199,698	Hanesbrands, Inc. 9.07%, 03/08/2030, 1 mo. USD Term SOFR + 3.75%	2,169,452
		3,544,139
	Auto Parts & Equipment - 2.0%
EUR 914,106	Clarios Global LP 7.12%, 04/30/2026, 1 mo. EURIBOR + 3.25%	960,088
	First Brands Group LLC
$ 2,972,929	10.88%, 03/30/2027, 6 mo. USD Term SOFR + 5.00%	2,927,086
2,125,000	14.38%, 03/30/2028, 6 mo. USD Term SOFR + 8.50%	1,993,951
		5,881,125
	Chemicals - 0.7%
593,478	Nouryon Finance BV 9.43%, 04/03/2028, 1 mo. USD Term SOFR + 4.00%	579,567
1,410,474	SCIH Salt Holdings, Inc. 9.44%, 03/16/2027, 3 mo. USD Term SOFR + 4.00%	1,390,206
		1,969,773
	Commercial Services - 6.9%
3,576,556	Amentum Government Services Holdings LLC 9.33%, 02/15/2029, 1 mo. USD Term SOFR + 4.00%	3,490,504
324,157	AVSC Holding Corp. 8.92%, 03/03/2025, 1 mo. USD Term SOFR + 3.50%(5)	303,713
	Belron Finance U.S. LLC
720,039	7.90%, 10/30/2026, 3 mo. USD Term SOFR + 2.25%	719,592
758,100	8.25%, 04/18/2029, 3 mo. USD Term SOFR + 2.75%	758,578
EUR 1,325,000	Belron Luxembourg SARL 6.15%, 04/13/2028, 3 mo. EURIBOR + 2.43%	1,395,506
	Cast & Crew Payroll LLC
$ 813,193	9.07%, 02/09/2026, 1 mo. USD Term SOFR + 3.75%	799,978
274,302	9.07%, 12/29/2028, 1 mo. USD Term SOFR + 3.75%	267,672
744,150	Creative Artists Agency LLC 8.82%, 11/27/2028, 1 mo. USD Term SOFR + 3.50%	740,742
	Fugue Finance BV
EUR 125,000	0.00%, 01/31/2028, 3 mo. EURIBOR + 4.25%(8)	132,038
$ 951,160	9.35%, 01/31/2028, 3 mo. USD Term SOFR + 4.00%	948,383
2,260,000	GTCR W Merger Sub LLC 0.00%, 09/20/2030, 1 mo. USD Term SOFR + 3.00%(8)	2,242,101
648,346	MPH Acquisition Holdings LLC 9.92%, 09/01/2028, 3 mo. USD Term SOFR + 4.25%	600,440

The accompanying notes are an integral part of these financial statements.
73

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.1%(6) - (continued)
	Commercial Services - 6.9% - (continued)
	OMNIA Partners LLC
$ 133,532	0.50%, 07/19/2030, 1 mo. USD Term SOFR + 4.25%(7)	$ 133,198
1,421,468	9.63%, 07/25/2030, 3 mo. USD Term SOFR + 4.25%	1,417,914
910,000	TMF Group Holding BV 10.41%, 05/03/2028, 3 mo. USD Term SOFR + 5.00%	907,161
392,994	Trans Union LLC 7.69%, 12/01/2028, 1 mo. USD Term SOFR + 2.25%	392,035
EUR 1,360,000	Verisure Holding AB 6.97%, 03/27/2028, 3 mo. EURIBOR + 3.00%	1,402,436
$ 2,612,159	WEX, Inc. 7.69%, 03/31/2028, 1 mo. USD Term SOFR + 2.25%	2,608,528
1,409,283	WW International, Inc. 8.94%, 04/13/2028, 1 mo. USD Term SOFR + 3.50%	995,898
		20,256,417
	Construction Materials - 1.0%
448,858	Chamberlain Group, Inc. 8.67%, 11/03/2028, 1 mo. USD Term SOFR + 3.25%	435,392
898,028	Emerald Borrower LP 8.38%, 05/31/2030, 3 mo. USD Term SOFR + 3.00%	895,639
286,387	Standard Industries, Inc. 7.95%, 09/22/2028, 1 mo. USD Term SOFR + 2.50%	286,642
	Tamko Building Products LLC
870,478	8.90%, 06/01/2026, 6 mo. USD Term SOFR + 3.00%	866,126
450,000	8.90%, 09/20/2030, 3 mo. USD Term SOFR + 3.50%	447,750
		2,931,549
	Distribution/Wholesale - 0.8%
1,504,314	American Builders & Contractors Supply Co., Inc. 7.42%, 01/15/2027, 1 mo. USD Term SOFR + 2.00%	1,500,719
730,000	Windsor Holdings III LLC 9.81%, 08/01/2030, 1 mo. USD Term SOFR + 4.50%	726,350
		2,227,069
	Diversified Financial Services - 4.1%
2,873,220	Aretec Group, Inc. 9.92%, 08/09/2030, 1 mo. USD Term SOFR + 4.50%	2,786,506
	Blackhawk Network Holdings, Inc.
3,160,876	8.17%, 06/15/2025, 3 mo. USD Term SOFR + 3.00%	3,132,049
560,000	12.43%, 06/15/2026, 1 mo. USD Term SOFR + 7.00%	540,400
370,575	Deerfield Dakota Holding LLC 9.14%, 04/09/2027, 3 mo. USD Term SOFR + 3.75%	357,297
845,555	Fleetcor Technologies Operating Co. LLC 7.17%, 04/28/2028, 1 mo. USD Term SOFR + 1.75%	843,204
1,790,748	HighTower Holdings LLC 9.38%, 04/21/2028, 3 mo. USD Term SOFR + 4.00%	1,749,704
650,000	Russell Investments U.S. Institutional Holdco, Inc. 8.92%, 05/30/2025, 1 mo. USD Term SOFR + 3.50%	615,199
2,080,000	Setanta Aircraft Leasing Designated Activity Co. 7.65%, 11/05/2028, 3 mo. USD Term SOFR + 2.00%	2,077,733
		12,102,092
	Electronics - 0.8%
1,701,677	II-VI, Inc. 8.19%, 07/02/2029, 1 mo. USD Term SOFR + 2.75%	1,695,824
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.1%(6) - (continued)
	Electronics - 0.8% - (continued)
$ 241,476	Ingram Micro, Inc. 8.65%, 06/30/2028, 3 mo. USD Term SOFR + 3.00%	$ 240,449
512,425	Roper Industrial Products Investment Co. LLC 9.89%, 11/22/2029, 3 mo. USD Term SOFR + 4.50%	511,144
		2,447,417
	Entertainment - 9.8%
473,959	888 Acquisitions Ltd. 0.00%, 07/01/2028, 6 mo. USD Term SOFR + 5.25%(8)	451,445
EUR 475,000	Banijay Entertainment SAS 8.45%, 03/01/2028, 3 mo. EURIBOR + 4.50%	491,173
$ 3,676,525	Caesars Entertainment Corp. 8.67%, 02/06/2030, 1 mo. USD Term SOFR + 3.25%	3,658,657
3,557,125	Cinemark USA, Inc. 9.09%, 05/24/2030, 3 mo. USD Term SOFR + 3.75%	3,548,232
3,321,683	Crown Finance U.S., Inc. 7.38%, 07/31/2028, 3 mo. USD Term SOFR + 8.50%	3,383,965
1,205,000	Delta 2 Lux SARL 7.57%, 01/15/2030, 1 mo. USD Term SOFR + 2.25%	1,203,867
3,392,879	Great Canadian Gaming Corp. 9.66%, 11/01/2026, 3 mo. USD Term SOFR + 4.00%	3,389,249
636,160	Maverick Gaming LLC 13.18%, 09/03/2026, 3 mo. USD Term SOFR + 7.50%	468,373
EUR 525,000	Motion Finco SARL 7.97%, 11/12/2029, 3 mo. EURIBOR + 4.00%	549,426
$ 1,920,000	Ontario Gaming GTA LP 9.64%, 08/01/2030, 3 mo. USD Term SOFR + 4.25%	1,917,197
4,919,596	UFC Holdings LLC 8.40%, 04/29/2026, 3 mo. USD Term SOFR + 2.75%	4,912,069
2,775,310	William Morris Endeavor Entertainment LLC 8.19%, 05/18/2025, 1 mo. USD Term SOFR + 2.75%	2,770,842
2,055,000	WMG Acquisition Corp. 7.56%, 01/20/2028, 1 mo. USD Term SOFR + 2.13%	2,050,643
		28,795,138
	Environmental Control - 0.7%
2,039,750	Filtration Group Corp. 9.69%, 10/21/2028, 1 mo. USD Term SOFR + 4.25%	2,038,791
	Food - 1.0%
EUR 180,000	CHG PPC Parent LLC 8.38%, 12/08/2028, 1 mo. EURIBOR + 4.50%	190,220
1,640,000	Froneri International Ltd. 6.10%, 01/29/2027, 6 mo. EURIBOR + 2.13%	1,691,902
$ 1,038,927	U.S. Foods, Inc. 7.44%, 09/13/2026, 1 mo. USD Term SOFR + 2.00%	1,037,670
		2,919,792
	Food Service - 0.6%
1,782,006	Aramark Services, Inc. 7.94%, 04/06/2028, 1 mo. USD Term SOFR + 2.50%	1,777,925
	Healthcare - Products - 2.3%
EUR 948,274	Avantor Funding, Inc. 6.37%, 06/12/2028, 1 mo. EURIBOR + 2.50%	994,429
$ 2,000,000	Bausch & Lomb Corp. 9.32%, 09/29/2028, 3 mo. USD Term SOFR + 4.00%	1,920,000

The accompanying notes are an integral part of these financial statements.
74

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.1%(6) - (continued)
	Healthcare - Products - 2.3% - (continued)
$ 541,080	Insulet Corp. 8.69%, 05/04/2028, 1 mo. USD Term SOFR + 3.25%	$ 538,601
3,216,131	Sunshine Luxembourg VII SARL 9.24%, 10/01/2026, 3 mo. USD Term SOFR + 3.75%	3,210,310
		6,663,340
	Healthcare - Services - 1.5%
	ADMI Corp.
486,740	8.81%, 12/23/2027, 1 mo. USD Term SOFR + 3.38%	434,722
324,173	9.19%, 12/23/2027, 1 mo. USD Term SOFR + 3.75%	291,756
722,234	Envision Healthcare Corp. 0.00%, 10/10/2025, 3 mo. USD LIBOR + 3.75%(4)(8)	5,417
448,840	eResearchTechnology, Inc. 9.94%, 02/04/2027, 1 mo. USD Term SOFR + 4.50%	432,889
	EyeCare Partners LLC
430,225	9.39%, 02/18/2027, 1 mo. USD Term SOFR + 3.75%	232,592
460,000	12.39%, 11/15/2029, 3 mo. USD Term SOFR + 6.75%	184,000
536,180	ICON Luxembourg SARL 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	536,303
EUR 1,225,000	IQVIA, Inc. 5.87%, 03/07/2024, 1 mo. EURIBOR + 2.00%	1,291,986
$ 960,000	Star Parent, Inc. 9.39%, 09/27/2030, 1 mo. USD Term SOFR + 4.00%	913,565
		4,323,230
	Home Builders - 0.9%
2,570,230	Tecta America Corp. 9.44%, 04/10/2028, 1 mo. USD Term SOFR + 4.00%	2,560,592
	Home Furnishings - 0.8%
2,202,048	Mattress Firm, Inc. 9.95%, 09/25/2028, 6 mo. USD LIBOR + 4.25%	2,171,307
323,983	Weber-Stephen Products LLC 8.69%, 10/30/2027, 1 mo. USD Term SOFR + 3.25%	282,559
		2,453,866
	Housewares - 0.2%
773,043	Solis IV BV 8.89%, 02/26/2029, 3 mo. USD Term SOFR + 3.50%	729,080
	Insurance - 9.0%
	Acrisure LLC
3,564,871	8.94%, 02/15/2027, 1 mo. USD Term SOFR + 3.50%	3,466,266
487,741	9.69%, 02/15/2027, 1 mo. USD Term SOFR + 4.25%	483,878
	Asurion LLC
564,704	8.69%, 12/23/2026, 1 mo. USD Term SOFR + 3.25%	544,939
1,671,119	9.67%, 08/19/2028, 1 mo. USD Term SOFR + 4.25%	1,593,312
4,772,259	10.69%, 01/31/2028, 1 mo. USD Term SOFR + 5.25%	4,133,111
3,310,000	10.69%, 01/20/2029, 1 mo. USD Term SOFR + 5.25%	2,818,233
	HUB International Ltd.
434,772	9.37%, 11/10/2029, 3 mo. USD Term SOFR + 4.00%	433,977
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.1%(6) - (continued)
	Insurance - 9.0% - (continued)
$ 4,305,663	9.66%, 06/20/2030, 3 mo. USD Term SOFR + 4.25%	$ 4,302,606
4,475,551	Sedgwick Claims Management Services, Inc. 9.07%, 02/24/2028, 1 mo. USD Term SOFR + 3.75%	4,455,993
3,953,683	USI, Inc. 9.14%, 11/22/2029, 3 mo. USD Term SOFR + 3.75%	3,939,687
		26,172,002
	Internet - 3.0%
2,699,611	Endure Digital, Inc. 9.42%, 02/10/2028, 6 mo. USD Term SOFR + 3.50%	2,498,841
	MH Sub I LLC
4,337,905	9.57%, 05/03/2028, 1 mo. USD Term SOFR + 4.25%	4,140,269
920,000	11.57%, 02/23/2029, 1 mo. USD Term SOFR + 6.25%	796,950
8,090	Rodan & Fields LLC 13.54%, 05/31/2027, 3 mo. USD Term SOFR + 7.750%	1,456
2,028,494	Shutterfly, Inc. 6.40%, 10/01/2027, 3 mo. USD Term SOFR + 5.00%	1,324,607
		8,762,123
	Investment Company Security - 0.3%
830,000	GIP Pilot Acquisition Partners LP 8.39%, 10/04/2030, 3 mo. USD Term SOFR + 3.00%	827,925
	IT Services - 1.0%
3,055,000	NCR Atleos LLC 10.18%, 03/27/2029, 3 mo. USD Term SOFR + 4.75%	2,914,989
	Leisure Time - 1.8%
607,725	Carnival Corp. 8.34%, 08/08/2027, 1 mo. USD Term SOFR + 3.00%	596,330
750,349	Hayward Industries, Inc. 8.19%, 05/30/2028, 1 mo. USD Term SOFR + 2.75%	736,010
1,709,592	MajorDrive Holdings IV LLC 9.65%, 06/01/2028, 3 mo. USD Term SOFR + 4.00%	1,656,886
2,378,793	SRAM LLC 8.19%, 05/18/2028, 1 mo. USD Term SOFR + 2.75%	2,364,663
		5,353,889
	Media - 6.5%
EUR 2,415,000	Altice Financing SA 0.00%, 10/31/2027, 3 mo. EURIBOR + 5.00%(8)	2,373,246
$ 450,000	Banijay Entertainment SAS 0.00%, 03/01/2028, 1 mo. USD Term SOFR + 3.75%(8)	448,425
1,456,962	Charter Communications Operating LLC 7.13%, 04/30/2025, 3 mo. USD Term SOFR + 1.75%	1,456,744
1,158,078	CSC Holdings LLC 7.70%, 07/17/2025, 1 mo. USD Term SOFR + 2.250%	1,123,104
2,746,618	DirecTV Financing LLC 10.44%, 08/02/2027, 1 mo. USD Term SOFR + 5.00%	2,668,641
2,263,122	EW Scripps Co. 8.00%, 05/01/2026, 1 mo. USD Term SOFR + 2.56%	2,214,623
1,123,298	NEP/NCP Holdco, Inc. 8.69%, 10/20/2025, 1 mo. USD Term SOFR + 3.25%	1,009,767
1,935,000	Simon & Schuster, Inc. 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 4.00%(8)	1,918,881
EUR 625,000	UPC Broadband Holding BV 6.87%, 01/31/2029, 1 mo. EURIBOR + 3.00%	643,709

The accompanying notes are an integral part of these financial statements.
75

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.1%(6) - (continued)
	Media - 6.5% - (continued)
	Virgin Media Bristol LLC
$ 475,000	7.95%, 01/31/2028, 1 mo. USD Term SOFR + 2.50%	$ 461,049
450,000	8.79%, 03/31/2031, 1 mo. USD Term SOFR + 3.25%	439,524
GBP 1,925,000	Virgin Media SFA Finance Ltd. 8.47%, 11/15/2027, Sterling Overnight Index Average + 3.25%	2,294,419
EUR 595,000	Ziggo BV 6.93%, 01/31/2029, 6 mo. EURIBOR + 3.00%	596,095
$ 1,300,000	Ziggo Financing Partnership 7.95%, 04/30/2028, 1 mo. USD Term SOFR + 2.50%	1,270,919
		18,919,146
	Mining - 0.4%
648,342	American Rock Salt Co. LLC 9.44%, 06/09/2028, 1 mo. USD Term SOFR + 4.00%	583,508
450,000	Arsenal AIC Parent LLC 9.88%, 08/18/2030, 3 mo. USD Term SOFR + 4.50%	448,555
		1,032,063
	Miscellaneous Manufacturing - 0.5%
	LTI Holdings, Inc.
683,592	8.94%, 09/06/2025, 1 mo. USD Term SOFR + 3.50%	648,927
815,000	12.19%, 09/06/2026, 1 mo. USD Term SOFR + 6.75%	720,599
		1,369,526
	Packaging & Containers - 1.2%
2,013,654	Berlin Packaging LLC 9.19%, 03/11/2028, 3 mo. USD Term SOFR + 3.75%	1,963,675
1,241,391	Clydesdale Acquisition Holdings, Inc. 9.60%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%	1,199,084
448,852	TricorBraun Holdings, Inc. 8.69%, 03/03/2028, 1 mo. USD Term SOFR + 3.25%	434,264
		3,597,023
	Pharmaceuticals - 2.3%
1,246,691	Amneal Pharmaceuticals LLC 0.00%, 05/04/2025, 1 mo. USD Term SOFR + 3.50%(8)	1,217,968
370,066	Bausch Health Cos., Inc. 0.00%, 02/01/2027, 1 mo. USD Term SOFR + 5.25%(8)	279,400
1,830,175	Gainwell Acquisition Corp. 9.49%, 10/01/2027, 3 mo. USD Term SOFR + 4.00%	1,746,298
EUR 1,788,378	Organon & Co. 6.80%, 06/02/2028, 3 mo. EURIBOR + 3.00%	1,879,530
$ 576,306	Owens & Minor, Inc. 9.20%, 03/29/2029, 3 mo. USD Term SOFR + 3.75%	575,343
324,167	Pathway Vet Alliance LLC 9.19%, 03/31/2027, 1 mo. USD Term SOFR + 3.75%	294,262
645,321	PetVet Care Centers LLC 8.92%, 02/14/2025, 1 mo. USD Term SOFR + 3.50%	644,114
133,589	PRA Health Sciences, Inc. 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	133,620
		6,770,535
	Pipelines - 2.6%
1,835,359	Brazos Delaware II LLC 9.08%, 02/11/2030, 1 mo. USD Term SOFR + 3.75%	1,827,044
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.1%(6) - (continued)
	Pipelines - 2.6% - (continued)
$ 1,616,052	Medallion Midland Acquisition LLC 9.40%, 10/18/2028, 3 mo. USD Term SOFR + 3.75%	$ 1,616,052
2,170,555	Oryx Midstream Services Permian Basin LLC 8.69%, 10/05/2028, 1 mo. USD Term SOFR + 3.25%	2,165,737
1,917,103	Traverse Midstream Partners LLC 9.24%, 02/16/2028, 3 mo. USD Term SOFR + 3.75%	1,909,914
		7,518,747
	Retail - 4.9%
2,078,705	1011778 BC Unlimited Liability Co. 7.57%, 09/20/2030, 1 mo. USD Term SOFR + 2.25%	2,057,399
1,870,241	Beacon Roofing Supply, Inc. 7.69%, 05/19/2028, 1 mo. USD Term SOFR + 2.25%	1,866,350
	EG Group Ltd.
775,000	0.00%, 02/29/2028, 1 mo. USD Term SOFR + 5.50%(8)	744,000
EUR 7,806	7.87%, 02/07/2025, 1 mo. EURIBOR + 4.00%	8,208
$ 1,222,142	Great Outdoors Group LLC 9.40%, 03/06/2028, 1 mo. USD Term SOFR + 3.75%	1,211,192
1,830,607	LBM Acquisition LLC 9.17%, 12/17/2027, 1 mo. USD Term SOFR + 3.75%	1,739,076
2,598,991	LSF9 Atlantis Holdings LLC 12.64%, 03/31/2029, 3 mo. USD Term SOFR + 7.25%	2,453,890
323,367	Medical Solutions Holdings, Inc. 8.77%, 11/01/2028, 3 mo. USD Term SOFR + 3.25%	300,731
3,170,896	Michaels Cos., Inc. 9.90%, 04/15/2028, 3 mo. USD Term SOFR + 4.25%	2,640,659
455,000	Peer Holding III BV 0.00%, 10/19/2030, 1 mo. USD Term SOFR + 3.25%(8)	451,874
1,039,615	Staples, Inc. 10.63%, 04/16/2026, 3 mo. USD LIBOR + 5.00%	892,125
		14,365,504
	Semiconductors - 1.0%
2,119,570	Entegris, Inc. 7.88%, 07/06/2029, 3 mo. USD Term SOFR + 2.50%	2,120,333
759,500	Synaptics, Inc. 7.91%, 12/02/2028, 3 mo. USD Term SOFR + 2.25%	753,485
		2,873,818
	Software - 8.4%
	Ascend Learning LLC
473,795	8.92%, 12/11/2028, 1 mo. USD Term SOFR + 3.50%	439,890
350,000	11.17%, 12/10/2029, 1 mo. USD Term SOFR + 5.75%	294,290
2,608,777	Athenahealth Group, Inc. 8.58%, 02/15/2029, 1 mo. USD Term SOFR + 3.25%	2,523,522
	DCert Buyer, Inc.
2,157,899	9.32%, 10/16/2026, 1 mo. USD Term SOFR + 4.00%	2,115,755
725,000	12.32%, 02/19/2029, 1 mo. USD Term SOFR + 7.00%	646,461
1,017,267	E2open LLC 8.94%, 02/04/2028, 1 mo. USD Term SOFR + 3.50%	1,001,499

The accompanying notes are an integral part of these financial statements.
76

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 84.1%(6) - (continued)
	Software - 8.4% - (continued)
$ 299,221	Emerald TopCo, Inc. 9.18%, 07/24/2026, 1 mo. USD Term SOFR + 3.50%	$ 283,512
1,037,151	EP Purchaser LLC 9.15%, 11/06/2028, 3 mo. USD Term SOFR + 3.50%	1,000,529
1,150,000	Evertec Group LLC 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 3.50%(8)	1,147,125
	McAfee LLC
EUR 634,699	7.95%, 03/01/2029, 1 mo. EURIBOR + 4.00%	646,895
$ 4,005,076	9.16%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%	3,822,365
448,861	Mitchell International, Inc. 9.19%, 10/15/2028, 1 mo. USD Term SOFR + 3.75%	437,451
913,171	Navicure, Inc. 9.44%, 10/22/2026, 1 mo. USD Term SOFR + 4.00%	912,888
3,269,931	Open Text Corp. 8.17%, 01/31/2030, 1 mo. USD Term SOFR + 2.75%	3,266,302
2,211,154	Peraton Corp. 9.17%, 02/01/2028, 1 mo. USD Term SOFR + 3.75%	2,166,931
2,389,486	Polaris Newco LLC 9.44%, 06/02/2028, 1 mo. USD Term SOFR + 4.00%	2,252,090
1,463,051	SS&C Technologies, Inc. 7.19%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	1,461,778
		24,419,283
	Telecommunications - 2.6%
EUR 1,406,223	Altice France SA 9.47%, 08/15/2028, 3 mo. EURIBOR + 5.50%	1,321,769
$ 1,831,535	Frontier Communications Corp. 9.19%, 10/08/2027, 1 mo. USD Term SOFR + 3.75%	1,760,563
EUR 1,865,000	Lorca Holdco Ltd. 7.52%, 09/17/2027, 6 mo. EURIBOR + 3.70%	1,942,000
500,000	WP/AP Telecom Holdings IV BV 7.87%, 03/30/2029, 3 mo. EURIBOR + 3.90%	522,934
	Xplornet Communications, Inc.
$ 947,583	9.65%, 10/02/2028, 3 mo. USD Term SOFR + 4.00%	628,418
770,000	12.50%, 10/01/2029, 3 mo. USD Term SOFR + 7.00%	274,798
1,054,265	Zacapa SARL 9.39%, 03/22/2029, 3 mo. USD Term SOFR + 4.00%	1,037,355
		7,487,837
	Total Senior Floating Rate Interests (cost $252,526,885)	$ 245,853,634
COMMON STOCKS - 1.4%
	Energy - 0.4%
190,736	Ascent Resources Marcellus Holdings LLC Class A*	$ 286,104
13,824	Foresight Energy LLC*	207,354
2,907	Kelly Topco Shares*(9)	157,850
13,865	Texgen Power LLC*	367,422
		1,018,730
	Insurance - 0.0%
34,814	Tenerity, Inc.*	348
	Materials - 0.1%
3,079	Utex Industries*	189,359
	Media & Entertainment - 0.9%
133,402	Cineworld *	2,741,411
0 (10)	Rodan & Fields LLC Class A*(11)	—
Shares or Principal Amount			Market Value†
COMMON STOCKS - 1.4% - (continued)
	Media & Entertainment - 0.9% - (continued)
0 (10)	Rodan & Fields LLC Class A1*(11)		$ 191
0 (10)	Rodan & Fields LLC Class D*(11)		20,462
			2,762,064
	Total Common Stocks (cost $5,030,752)		$ 3,970,501
EXCHANGE-TRADED FUNDS - 3.2%
	Other Investment Pools & Funds - 3.2%
104,800	Invesco Senior Loan ETF		$ 2,179,840
172,800	SPDR Blackstone Senior Loan ETF		7,179,840
	Total Exchange-Traded Funds (cost $9,967,386)		$ 9,359,680
WARRANTS - 0.0%
	Materials - 0.0%
1,875	Utex Industries Expires 12/03/2025*(11)		$ 23,550
	Total Warrants (cost $8,850)		$ 23,550
	Total Long-Term Investments (cost $298,869,275)		$ 286,529,117
SHORT-TERM INVESTMENTS - 4.0%
	Other Investment Pools & Funds - 4.0%
11,744,675	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 5.25%(12)		$ 11,744,675
	Total Short-Term Investments (cost $11,744,675)		$ 11,744,675
	Total Investments (cost $310,613,950)	102.0%	$ 298,273,792
	Other Assets and Liabilities	(2.0)%	(5,876,428)
	Total Net Assets	100.0%	$ 292,397,364
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $24,321,125, representing 8.3% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.

The accompanying notes are an integral part of these financial statements.
77

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2023

(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $1,692,179, representing 0.6% of net assets.
(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(5)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.
(7)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2023, the aggregate value of the unfunded commitment was $469,392, which represents to 0.2% of total net assets.
(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(9)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $157,850 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
09/2021	Kelly Topco Shares	2,907	$ 231,426	$ 157,850

(10)	Less than 1 share.
(11)	Investment valued using significant unobservable inputs.
(12)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro-BOBL Future	1	12/07/2023	$ 123,046	$ 654
U.S. Treasury 5-Year Note Future	12	12/29/2023	1,253,719	19,719
Total futures contracts				$ 20,373

OTC Total Return Swap Contracts Outstanding at October 31, 2023
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
Markit iBoxx USD Liquid Leveraged Loan Index	BNP	USD	2,275,000	(5.31%)	12/20/2023	At Maturity	$ —	$ —	$ 75,408	$ 75,408
Markit iBoxx USD Liquid Leveraged Loan Index	BNP	USD	2,275,000	(5.31%)	12/20/2023	At Maturity	—	—	68,614	68,614
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	4,940,000	(5.31%)	12/20/2023	At Maturity	—	—	358,865	358,865
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	10,800,000	(5.31%)	03/20/2024	At Maturity	—	—	(108,004)	(108,004)
Total OTC total return swap contracts							$ —	$ —	$ 394,883	$ 394,883

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.S41	USD	1,075,000	(5.00%)	12/20/2028	Quarterly	$ —	$ (8,949)	$ (1,339)	$ 7,610
Total centrally cleared credit default swap contracts						$ —	$ (8,949)	$ (1,339)	$ 7,610

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.
78

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,249,000	EUR	1,322,260	USD	UBS	11/30/2023	$ 999
25,199,711	USD	23,851,956	EUR	DEUT	11/30/2023	(70,370)
2,883,828	USD	2,385,000	GBP	BCLY	11/30/2023	(15,557)
Total foreign currency contracts						$ (84,928)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 5,031,660	$ —	$ 5,031,660	$ —
Convertible Bonds	943,533	—	943,533	—
Corporate Bonds	21,346,559	—	21,346,559	—
Senior Floating Rate Interests	245,853,634	—	245,853,634	—
Common Stocks
Energy	1,018,730	—	1,018,730	—
Insurance	348	—	348	—
Materials	189,359	—	189,359	—
Media & Entertainment	2,762,064	—	2,741,411	20,653
Exchange-Traded Funds	9,359,680	9,359,680	—	—
Warrants	23,550	—	—	23,550
Short-Term Investments	11,744,675	11,744,675	—	—
Foreign Currency Contracts(2)	999	—	999	—
Futures Contracts(2)	20,373	20,373	—	—
Swaps - Credit Default(2)	7,610	—	7,610	—
Swaps- Total Return(2)	502,887	—	502,887	—
Total	$ 298,805,661	$ 21,124,728	$ 277,636,730	$ 44,203
Liabilities
Foreign Currency Contracts(2)	$ (85,927)	$ —	$ (85,927)	$ —
Swaps - Total Return(2)	(108,004)	—	(108,004)	—
Total	$ (193,931)	$ —	$ (193,931)	$ —

(1)	For the year ended October 31, 2023, investments valued at $662,215 were transferred out of Level 3 due to the availability of active market prices which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
79

The Hartford High Yield Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 1.1%
	Airlines - 0.2%
$ 975,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 603,274
	Commercial Services - 0.1%
400,000	Block, Inc. 0.13%, 03/01/2025	368,400
	Healthcare - Products - 0.1%
558,000	Insulet Corp. 0.38%, 09/01/2026	514,197
	Internet - 0.1%
625,000	Uber Technologies, Inc. 0.00%, 12/15/2025(1)	567,985
	Machinery-Diversified - 0.1%
498,000	Middleby Corp. 1.00%, 09/01/2025	515,928
	Oil & Gas - 0.2%
550,000	Northern Oil & Gas, Inc. 3.63%, 04/15/2029	647,900
	REITS - 0.3%
950,000	Welltower OP LLC 2.75%, 05/15/2028(2)	973,750
	Total Convertible Bonds (cost $4,664,693)	$ 4,191,434
CORPORATE BONDS - 92.8%
	Advertising - 1.0%
1,965,000	Clear Channel Outdoor Holdings, Inc. 9.00%, 09/15/2028(2)	$ 1,905,176
2,325,000	Lamar Media Corp. 3.75%, 02/15/2028	2,058,260
		3,963,436
	Aerospace/Defense - 2.3%
2,710,000	Spirit AeroSystems, Inc. 9.38%, 11/30/2029(2)	2,771,325
	TransDigm, Inc.
2,150,000	5.50%, 11/15/2027	2,001,574
3,480,000	6.25%, 03/15/2026(2)	3,397,384
755,000	6.75%, 08/15/2028(2)	734,821
		8,905,104
	Agriculture - 0.5%
2,210,000	Darling Ingredients, Inc. 6.00%, 06/15/2030(2)	2,073,421
	Apparel - 0.4%
	Crocs, Inc.
920,000	4.13%, 08/15/2031(2)	699,168
988,000	4.25%, 03/15/2029(2)	810,160
		1,509,328
	Auto Manufacturers - 0.6%
	Ford Motor Credit Co. LLC
813,000	4.06%, 11/01/2024	791,216
490,000	4.13%, 08/04/2025	467,028
1,225,000	5.13%, 06/16/2025	1,191,578
		2,449,822
	Auto Parts & Equipment - 0.9%
	Adient Global Holdings Ltd.
EUR 183,080	3.50%, 08/15/2024(3)	190,327
$ 2,035,000	4.88%, 08/15/2026(2)	1,895,242
1,440,000	Clarios Global LP/Clarios U.S. Finance Co. 6.75%, 05/15/2028(2)	1,397,674
		3,483,243
	Chemicals - 0.5%
1,917,000	Avient Corp. 7.13%, 08/01/2030(2)	1,842,002
	Commercial Banks - 0.7%
	Freedom Mortgage Corp.
500,000	12.00%, 10/01/2028(2)	500,016
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 92.8% - (continued)
	Commercial Banks - 0.7% - (continued)
$ 500,000	12.25%, 10/01/2030(2)	$ 499,796
2,200,000	UBS Group AG 4.88%, 02/12/2027, (4.88% fixed rate until 02/12/2027; 5 yr. USD CMT + 3.40% thereafter)(3)(4)(5)	1,809,191
		2,809,003
	Commercial Services - 4.4%
	Block, Inc.
1,075,000	2.75%, 06/01/2026	964,714
860,000	3.50%, 06/01/2031	663,906
EUR 1,930,000	Castor SpA 9.10%, 02/15/2029, 3 mo. EURIBOR + 5.25%(2)(6)	1,909,395
$ 1,930,000	GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(2)	1,905,586
2,175,000	Herc Holdings, Inc. 5.50%, 07/15/2027(2)	2,037,263
2,750,000	Service Corp. International 3.38%, 08/15/2030	2,202,984
1,950,000	TriNet Group, Inc. 7.13%, 08/15/2031(2)	1,885,299
	United Rentals North America, Inc.
240,000	3.75%, 01/15/2032	190,838
1,135,000	3.88%, 02/15/2031	934,363
3,310,000	4.88%, 01/15/2028	3,061,435
EUR 983,000	Verisure Holding AB 3.25%, 02/15/2027(2)	938,702
		16,694,485
	Construction Materials - 1.3%
	Builders FirstSource, Inc.
$ 510,000	4.25%, 02/01/2032(2)	405,991
2,350,000	5.00%, 03/01/2030(2)	2,042,597
1,965,000	Emerald Debt Merger Sub LLC 6.63%, 12/15/2030(2)	1,869,206
1,010,000	Standard Industries, Inc. 4.38%, 07/15/2030(2)	825,462
		5,143,256
	Distribution/Wholesale - 1.6%
1,825,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(2)	1,637,952
2,700,000	Performance Food Group, Inc. 5.50%, 10/15/2027(2)	2,524,643
1,925,000	Windsor Holdings III LLC 8.50%, 06/15/2030(2)	1,873,923
		6,036,518
	Diversified Financial Services - 3.6%
	Credit Acceptance Corp.
730,000	5.13%, 12/31/2024(2)	705,775
1,020,000	6.63%, 03/15/2026	967,843
2,000,000	Enact Holdings, Inc. 6.50%, 08/15/2025(2)	1,964,434
	Nationstar Mortgage Holdings, Inc.
2,015,000	5.13%, 12/15/2030(2)	1,628,270
290,000	5.50%, 08/15/2028(2)	256,273
	OneMain Finance Corp.
2,205,000	5.38%, 11/15/2029	1,812,986
1,650,000	6.88%, 03/15/2025	1,627,983
264,000	9.00%, 01/15/2029	258,060
	PennyMac Financial Services, Inc.
940,000	4.25%, 02/15/2029(2)	767,036
1,895,000	5.38%, 10/15/2025(2)	1,795,873
2,310,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(2)	1,946,822
		13,731,355
	Electric - 0.7%
	Clearway Energy Operating LLC
2,605,000	3.75%, 02/15/2031(2)	2,031,108
390,000	3.75%, 01/15/2032(2)	295,303
515,000	4.75%, 03/15/2028(2)	459,688
		2,786,099

The accompanying notes are an integral part of these financial statements.
80

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 92.8% - (continued)
	Electrical Components & Equipment - 0.5%
EUR 1,880,000	Energizer Gamma Acquisition BV 3.50%, 06/30/2029(2)	$ 1,561,976
$ 290,000	Energizer Holdings, Inc. 6.50%, 12/31/2027(2)	270,329
		1,832,305
	Electronics - 0.9%
2,635,000	Imola Merger Corp. 4.75%, 05/15/2029(2)	2,297,141
1,005,000	Sensata Technologies BV 5.00%, 10/01/2025(2)	977,195
		3,274,336
	Entertainment - 3.6%
	Caesars Entertainment, Inc.
1,425,000	4.63%, 10/15/2029(2)	1,171,170
1,340,000	6.25%, 07/01/2025(2)	1,320,367
2,430,000	8.13%, 07/01/2027(2)	2,407,609
1,115,000	Cinemark USA, Inc. 5.25%, 07/15/2028(2)	969,180
EUR 1,090,000	Cirsa Finance International SARL 7.88%, 07/31/2028(2)	1,146,121
$ 2,020,000	Penn Entertainment, Inc. 5.63%, 01/15/2027(2)	1,842,760
2,399,000	Speedway Motorsports LLC/Speedway Funding II, Inc. 4.88%, 11/01/2027(2)	2,141,107
2,745,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 7.13%, 02/15/2031(2)	2,556,245
		13,554,559
	Food - 1.4%
	B&G Foods, Inc.
1,190,000	5.25%, 09/15/2027	979,326
610,000	8.00%, 09/15/2028(2)	594,510
GBP 802,000	Bellis Acquisition Co. PLC 3.25%, 02/16/2026(2)	844,100
450,000	Iceland Bondco PLC 10.88%, 12/15/2027(2)	549,654
$ 2,720,000	Post Holdings, Inc. 5.63%, 01/15/2028(2)	2,529,699
		5,497,289
	Food Service - 0.5%
2,060,000	Aramark Services, Inc. 5.00%, 02/01/2028(2)	1,891,448
	Gas - 0.8%
	AmeriGas Partners LP/AmeriGas Finance Corp.
1,069,000	5.50%, 05/20/2025	1,024,824
1,143,000	5.88%, 08/20/2026	1,071,013
795,000	9.38%, 06/01/2028(2)	785,920
		2,881,757
	Healthcare - Products - 2.4%
2,690,000	Avantor Funding, Inc. 4.63%, 07/15/2028(2)	2,395,441
955,000	Bausch & Lomb Escrow Corp. 8.38%, 10/01/2028(2)(7)	947,169
	Medline Borrower LP
5,125,000	3.88%, 04/01/2029(2)	4,333,083
1,532,000	5.25%, 10/01/2029(2)	1,305,679
		8,981,372
	Healthcare - Services - 2.0%
	Catalent Pharma Solutions, Inc.
445,000	3.13%, 02/15/2029(2)	349,881
485,000	3.50%, 04/01/2030(2)	380,119
265,000	5.00%, 07/15/2027(2)	236,473
2,475,000	CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(2)	1,666,145
690,000	HCA, Inc. 7.50%, 11/15/2095	696,185
1,710,000	IQVIA, Inc. 5.00%, 05/15/2027(2)	1,605,994
3,120,000	Tenet Healthcare Corp. 6.13%, 06/15/2030	2,888,124
		7,822,921
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 92.8% - (continued)
	Home Builders - 3.7%
	Ashton Woods USA LLC/Ashton Woods Finance Co.
$ 1,373,000	4.63%, 08/01/2029(2)	$ 1,111,116
941,000	4.63%, 04/01/2030(2)	727,618
1,641,000	6.63%, 01/15/2028(2)	1,501,515
2,490,000	Century Communities, Inc. 3.88%, 08/15/2029(2)	2,009,703
	KB Home
1,045,000	4.00%, 06/15/2031	814,751
660,000	4.80%, 11/15/2029	571,864
495,000	6.88%, 06/15/2027	491,216
	M/I Homes, Inc.
1,840,000	3.95%, 02/15/2030	1,463,646
790,000	4.95%, 02/01/2028	703,265
1,285,000	STL Holding Co. LLC 7.50%, 02/15/2026(2)	1,201,475
	Taylor Morrison Communities, Inc.
500,000	5.13%, 08/01/2030(2)	420,212
1,790,000	5.75%, 01/15/2028(2)	1,624,537
1,816,000	Williams Scotsman, Inc. 4.63%, 08/15/2028(2)	1,613,289
		14,254,207
	Household Products - 0.2%
805,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.63%, 07/15/2030(2)	770,248
	Insurance - 2.2%
1,000,000	Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(2)	969,640
2,700,000	AssuredPartners, Inc. 5.63%, 01/15/2029(2)	2,290,548
	HUB International Ltd.
673,000	7.00%, 05/01/2026(2)	655,106
2,100,000	7.25%, 06/15/2030(2)	2,042,815
1,620,000	MGIC Investment Corp. 5.25%, 08/15/2028	1,489,018
925,000	NMI Holdings, Inc. 7.38%, 06/01/2025(2)	926,289
		8,373,416
	Internet - 3.2%
	Gen Digital, Inc.
1,450,000	6.75%, 09/30/2027(2)	1,411,577
1,450,000	7.13%, 09/30/2030(2)	1,410,524
3,045,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.50%, 03/01/2029(2)	2,531,156
	Newfold Digital Holdings Group, Inc.
2,200,000	6.00%, 02/15/2029(2)	1,445,506
995,000	11.75%, 10/15/2028(2)	1,012,134
	Uber Technologies, Inc.
3,765,000	4.50%, 08/15/2029(2)	3,320,596
1,145,000	8.00%, 11/01/2026(2)	1,153,314
		12,284,807
	Iron/Steel - 0.6%
	ATI, Inc.
1,075,000	4.88%, 10/01/2029	916,532
1,025,000	5.88%, 12/01/2027	950,617
390,000	7.25%, 08/15/2030	375,445
		2,242,594
	IT Services - 1.6%
3,620,000	McAfee Corp. 7.38%, 02/15/2030(2)	2,895,858
	Presidio Holdings, Inc.
2,315,000	4.88%, 02/01/2027(2)	2,120,985
1,015,000	8.25%, 02/01/2028(2)	960,518
		5,977,361
	Leisure Time - 4.3%
700,000	Acushnet Co. 7.38%, 10/15/2028(2)	701,274

The accompanying notes are an integral part of these financial statements.
81

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 92.8% - (continued)
	Leisure Time - 4.3% - (continued)
	Carnival Corp.
$ 672,000	5.75%, 03/01/2027(2)	$ 601,281
3,140,000	6.00%, 05/01/2029(2)	2,653,061
340,000	7.63%, 03/01/2026(2)	331,358
EUR 260,000	7.63%, 03/01/2026(2)	269,670
$ 655,000	10.50%, 06/01/2030(2)	664,576
1,515,000	MajorDrive Holdings IV LLC 6.38%, 06/01/2029(2)	1,174,746
	NCL Corp. Ltd.
1,415,000	5.88%, 02/15/2027(2)	1,302,449
300,000	8.13%, 01/15/2029(2)	293,290
1,590,000	8.38%, 02/01/2028(2)	1,575,001
	Royal Caribbean Cruises Ltd.
750,000	5.38%, 07/15/2027(2)	691,285
2,625,000	5.50%, 08/31/2026(2)	2,477,135
390,000	7.25%, 01/15/2030(2)	384,565
1,425,000	8.25%, 01/15/2029(2)	1,455,883
	Viking Cruises Ltd.
600,000	5.88%, 09/15/2027(2)	540,540
1,345,000	9.13%, 07/15/2031(2)	1,321,463
		16,437,577
	Lodging - 1.5%
2,675,000	Boyd Gaming Corp. 4.75%, 06/15/2031(2)	2,220,264
1,000,000	Sands China Ltd. 5.65%, 08/08/2028	924,805
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
960,000	5.25%, 05/15/2027(2)	887,004
1,690,000	5.50%, 03/01/2025(2)	1,659,248
		5,691,321
	Media - 6.0%
	CCO Holdings LLC/CCO Holdings Capital Corp.
2,295,000	4.25%, 02/01/2031(2)	1,786,111
2,250,000	4.25%, 01/15/2034(2)	1,626,178
1,875,000	4.50%, 08/15/2030(2)	1,500,462
925,000	4.50%, 05/01/2032	708,165
1,750,000	4.75%, 02/01/2032(2)	1,365,980
875,000	7.38%, 03/01/2031(2)	827,185
	CSC Holdings LLC
625,000	5.25%, 06/01/2024	584,370
5,475,000	5.75%, 01/15/2030(2)	2,861,451
	DISH DBS Corp.
775,000	5.75%, 12/01/2028(2)	562,844
1,405,000	5.88%, 11/15/2024	1,292,967
615,000	DISH Network Corp. 11.75%, 11/15/2027(2)	609,190
2,960,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(2)(7)	2,212,600
	Sirius XM Radio, Inc.
1,550,000	3.13%, 09/01/2026(2)	1,389,993
675,000	4.13%, 07/01/2030(2)	534,127
2,275,000	UPC Broadband Finco BV 4.88%, 07/15/2031(2)	1,806,509
2,255,000	Virgin Media Secured Finance PLC 4.50%, 08/15/2030(2)	1,859,383
1,395,000	VZ Secured Financing BV 5.00%, 01/15/2032(2)	1,058,351
365,000	Ziggo BV 4.88%, 01/15/2030(2)	291,530
		22,877,396
	Metal Fabricate/Hardware - 1.2%
	Advanced Drainage Systems, Inc.
1,124,000	5.00%, 09/30/2027(2)	1,048,130
1,361,000	6.38%, 06/15/2030(2)	1,283,648
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 92.8% - (continued)
	Metal Fabricate/Hardware - 1.2% - (continued)
	Novelis Corp.
$ 630,000	3.25%, 11/15/2026(2)	$ 560,611
650,000	3.88%, 08/15/2031(2)	507,249
1,310,000	4.75%, 01/30/2030(2)	1,111,433
		4,511,071
	Mining - 1.4%
	Constellium SE
1,575,000	3.75%, 04/15/2029(2)	1,299,299
755,000	5.63%, 06/15/2028(2)	690,222
348,000	5.88%, 02/15/2026(2)	333,555
	FMG Resources August 2006 Pty. Ltd.
375,000	4.38%, 04/01/2031(2)	302,272
2,880,000	5.88%, 04/15/2030(2)	2,584,628
		5,209,976
	Office/Business Equipment - 0.2%
790,000	Xerox Holdings Corp. 5.00%, 08/15/2025(2)	726,758
	Oil & Gas - 5.8%
975,000	Diamond Foreign Asset Co./Diamond Finance LLC 8.50%, 10/01/2030(2)	950,325
1,935,000	Earthstone Energy Holdings LLC 8.00%, 04/15/2027(2)	1,962,895
1,760,000	Matador Resources Co. 6.88%, 04/15/2028(2)	1,715,288
2,640,000	Noble Finance II LLC 8.00%, 04/15/2030(2)	2,638,387
950,000	Northern Oil & Gas, Inc. 8.75%, 06/15/2031(2)	942,805
	Occidental Petroleum Corp.
1,545,000	3.20%, 08/15/2026	1,418,615
1,020,000	5.55%, 03/15/2026	1,006,301
395,000	6.13%, 01/01/2031	386,294
258,000	6.38%, 09/01/2028	259,522
	Range Resources Corp.
685,000	4.75%, 02/15/2030(2)	608,383
1,485,000	4.88%, 05/15/2025	1,444,163
2,950,000	SM Energy Co. 6.50%, 07/15/2028	2,840,009
2,865,000	Southwestern Energy Co. 4.75%, 02/01/2032	2,463,994
1,757,500	Transocean, Inc. 8.75%, 02/15/2030(2)	1,752,315
1,925,000	Vital Energy, Inc. 9.75%, 10/15/2030	1,886,209
		22,275,505
	Oil & Gas Services - 1.9%
3,550,000	Enerflex Ltd. 9.00%, 10/15/2027(2)	3,219,673
3,900,000	Weatherford International Ltd. 8.63%, 04/30/2030(2)	3,940,884
		7,160,557
	Packaging & Containers - 2.8%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
1,530,000	4.13%, 08/15/2026(2)	1,344,713
3,045,000	5.25%, 08/15/2027(2)	2,212,529
	Clydesdale Acquisition Holdings, Inc.
675,000	6.63%, 04/15/2029(2)	613,197
1,475,000	8.75%, 04/15/2030(2)	1,175,987
880,000	Graphic Packaging International LLC 3.75%, 02/01/2030(2)	719,523
	Mauser Packaging Solutions Holding Co.
910,000	7.88%, 08/15/2026(2)	854,994
1,075,000	9.25%, 04/15/2027(2)	895,021
1,350,000	Owens-Brockway Glass Container, Inc. 7.25%, 05/15/2031(2)	1,233,562
	Trivium Packaging Finance BV
575,000	5.50%, 08/15/2026(2)	521,225
1,350,000	8.50%, 08/15/2027(2)	1,126,294
		10,697,045

The accompanying notes are an integral part of these financial statements.
82

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 92.8% - (continued)
	Pharmaceuticals - 1.6%
$ 1,300,000	Bausch Health Cos., Inc. 11.00%, 09/30/2028(2)	$ 793,000
3,480,000	Owens & Minor, Inc. 6.63%, 04/01/2030(2)	3,038,726
1,400,000	Prestige Brands, Inc. 5.13%, 01/15/2028(2)	1,290,758
EUR 830,000	Teva Pharmaceutical Finance Netherlands II BV 7.88%, 09/15/2031	900,372
		6,022,856
	Pipelines - 5.1%
$ 1,890,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75%, 01/15/2028(2)	1,772,609
	Buckeye Partners LP
1,520,000	3.95%, 12/01/2026	1,374,232
640,000	4.13%, 03/01/2025(2)	609,472
900,000	4.13%, 12/01/2027	781,920
730,000	4.50%, 03/01/2028(2)	635,100
1,410,000	Cheniere Energy Partners LP 4.00%, 03/01/2031	1,180,612
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
365,000	6.00%, 02/01/2029(2)	353,137
2,435,000	7.38%, 02/01/2031(2)	2,454,504
	DT Midstream, Inc.
1,971,000	4.13%, 06/15/2029(2)	1,694,553
750,000	4.38%, 06/15/2031(2)	622,840
	EnLink Midstream LLC
625,000	5.38%, 06/01/2029	571,855
1,793,000	5.63%, 01/15/2028(2)	1,690,595
550,000	6.50%, 09/01/2030(2)	527,939
681,000	EnLink Midstream Partners LP 5.05%, 04/01/2045	493,105
	EQM Midstream Partners LP
1,545,000	4.50%, 01/15/2029(2)	1,355,061
1,180,000	4.75%, 01/15/2031(2)	993,536
435,000	6.00%, 07/01/2025(2)	425,334
845,000	6.50%, 07/01/2027(2)	821,304
950,000	6.50%, 07/15/2048	803,215
115,000	7.50%, 06/01/2027(2)	113,903
115,000	7.50%, 06/01/2030(2)	112,714
		19,387,540
	Real Estate Investment Trusts - 1.7%
	Iron Mountain, Inc.
1,050,000	5.25%, 07/15/2030(2)	908,739
1,925,000	7.00%, 02/15/2029(2)	1,858,313
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
1,173,000	4.25%, 02/01/2027(2)	1,024,636
945,000	5.25%, 10/01/2025(2)	898,328
1,910,000	RHP Hotel Properties LP/RHP Finance Corp. 7.25%, 07/15/2028(2)	1,851,447
		6,541,463
	Retail - 6.8%
	1011778 BC ULC/New Red Finance, Inc.
2,055,000	3.50%, 02/15/2029(2)	1,756,839
800,000	3.88%, 01/15/2028(2)	714,230
1,190,000	4.00%, 10/15/2030(2)	974,662
1,210,000	4.38%, 01/15/2028(2)	1,086,474
	Asbury Automotive Group, Inc.
1,808,000	4.63%, 11/15/2029(2)	1,540,230
307,000	4.75%, 03/01/2030	260,539
760,000	5.00%, 02/15/2032(2)	616,464
1,255,000	FirstCash, Inc. 5.63%, 01/01/2030(2)	1,117,180
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 92.8% - (continued)
	Retail - 6.8% - (continued)
$ 1,315,000	Gap, Inc. 3.88%, 10/01/2031(2)	$ 944,035
4,406,000	LBM Acquisition LLC 6.25%, 01/15/2029(2)	3,480,740
3,535,000	Michaels Cos., Inc. 5.25%, 05/01/2028(2)	2,561,320
	PetSmart, Inc./PetSmart Finance Corp.
2,560,000	4.75%, 02/15/2028(2)	2,264,142
625,000	7.75%, 02/15/2029(2)	576,583
2,528,000	Specialty Building Products Holdings LLC/SBP Finance Corp. 6.38%, 09/30/2026(2)	2,351,878
	SRS Distribution, Inc.
1,180,000	4.63%, 07/01/2028(2)	1,029,368
1,350,000	6.00%, 12/01/2029(2)	1,123,875
1,055,000	Staples, Inc. 7.50%, 04/15/2026(2)	862,378
	Yum! Brands, Inc.
560,000	3.63%, 03/15/2031	454,745
816,000	4.63%, 01/31/2032	695,335
1,674,000	5.38%, 04/01/2032	1,500,543
		25,911,560
	Semiconductors - 0.8%
2,585,000	Entegris Escrow Corp. 4.75%, 04/15/2029(2)(7)	2,313,723
770,000	Sensata Technologies BV 5.63%, 11/01/2024(2)	762,278
		3,076,001
	Software - 5.0%
3,440,000	AthenaHealth Group, Inc. 6.50%, 02/15/2030(2)	2,807,437
1,080,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(2)	959,861
2,664,000	Dun & Bradstreet Corp. 5.00%, 12/15/2029(2)	2,291,839
1,284,000	Fair Isaac Corp. 4.00%, 06/15/2028(2)	1,143,327
	MSCI, Inc.
1,220,000	3.63%, 09/01/2030(2)	1,009,615
340,000	3.88%, 02/15/2031(2)	280,864
515,000	4.00%, 11/15/2029(2)	443,507
	Open Text Corp.
1,210,000	3.88%, 02/15/2028(2)	1,046,833
825,000	3.88%, 12/01/2029(2)	674,734
270,000	6.90%, 12/01/2027(2)	268,678
	Open Text Holdings, Inc.
1,030,000	4.13%, 02/15/2030(2)	853,163
650,000	4.13%, 12/01/2031(2)	509,874
	PTC, Inc.
1,975,000	3.63%, 02/15/2025(2)	1,903,556
1,025,000	4.00%, 02/15/2028(2)	908,723
2,600,000	ROBLOX Corp. 3.88%, 05/01/2030(2)	2,109,666
1,890,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(2)	1,775,034
		18,986,711
	Telecommunications - 4.3%
	Altice France Holding SA
EUR 600,000	8.00%, 05/15/2027(3)	341,159
$ 1,125,000	10.50%, 05/15/2027(2)	611,786
	Altice France SA
720,000	5.13%, 07/15/2029(2)	492,984
640,000	5.50%, 01/15/2028(2)	475,541
800,000	5.50%, 10/15/2029(2)	549,546
1,665,000	8.13%, 02/01/2027(2)	1,403,590
	Frontier Communications Holdings LLC
2,255,000	5.00%, 05/01/2028(2)	1,945,359
1,085,000	5.88%, 10/15/2027(2)	991,602
835,161	5.88%, 11/01/2029	629,194
680,000	6.75%, 05/01/2029(2)	538,491
	Iliad Holding SASU
755,000	6.50%, 10/15/2026(2)	705,574
490,000	7.00%, 10/15/2028(2)	443,502

The accompanying notes are an integral part of these financial statements.
83

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.8% - (continued)
	Telecommunications - 4.3% - (continued)
EUR 515,000	Kaixo Bondco Telecom SA 5.13%, 09/30/2029(2)		$ 483,700
1,430,000	Lorca Telecom Bondco SA 4.00%, 09/18/2027(2)		1,403,385
$ 924,000	Sprint LLC 7.13%, 06/15/2024		928,515
	Telecom Italia Capital SA
1,075,000	6.38%, 11/15/2033		916,768
539,000	7.20%, 07/18/2036		466,067
525,000	7.72%, 06/04/2038		463,449
EUR 1,810,000	TMNL Holding BV 3.75%, 01/15/2029(2)		1,651,827
$ 1,025,000	T-Mobile USA, Inc. 2.63%, 04/15/2026		947,262
			16,389,301
	Transportation - 0.3%
1,455,000	First Student Bidco, Inc./First Transit Parent, Inc. 4.00%, 07/31/2029(2)		1,171,275
	Total Corporate Bonds (cost $388,182,368)		$ 354,139,605
SENIOR FLOATING RATE INTERESTS - 1.6%(8)
	Insurance - 0.4%
1,424,166	HUB International Ltd. 9.66%, 06/20/2030, 3 mo. USD Term SOFR + 4.25%		$ 1,423,154
	Packaging & Containers - 0.3%
1,456,562	Clydesdale Acquisition Holdings, Inc. 9.60%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%		1,406,923
	Pharmaceuticals - 0.1%
367,975	Owens & Minor, Inc. 9.20%, 03/29/2029, 3 mo. USD Term SOFR + 3.75%		367,360
	Software - 0.8%
1,050,911	Dun & Bradstreet Corp. 8.18%, 02/06/2026, 1 mo. USD Term SOFR + 2.75%		1,049,271
1,989,008	McAfee LLC 9.16%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%		1,898,270
			2,947,541
	Total Senior Floating Rate Interests (cost $6,256,933)		$ 6,144,978
	Total Long-Term Investments (cost $399,103,994)		$ 364,476,017
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
2,086,108	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $2,086,414; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $2,127,917		$ 2,086,108
	Total Short-Term Investments (cost $2,086,108)		$ 2,086,108
	Total Investments (cost $401,190,102)	96.0%	$ 366,562,125
	Other Assets and Liabilities	4.0%	15,088,703
	Total Net Assets	100.0%	$ 381,650,828
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security is a zero-coupon bond.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $290,558,942, representing 76.1% of net assets.
(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $2,340,677, representing 0.6% of net assets.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(6)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(7)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.
84

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2023

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro-BOBL Future	18	12/07/2023	$ (2,214,837)	$ 11,772
Total futures contracts				$ 11,772

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
10,794,312	USD	10,217,000	EUR	DEUT	11/30/2023	$ (30,143)
1,645,656	USD	1,361,000	GBP	BCLY	11/30/2023	(8,878)
Total foreign currency contracts						$ (39,021)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 4,191,434	$ —	$ 4,191,434	$ —
Corporate Bonds	354,139,605	—	354,139,605	—
Senior Floating Rate Interests	6,144,978	—	6,144,978	—
Short-Term Investments	2,086,108	—	2,086,108	—
Futures Contracts(2)	11,772	11,772	—	—
Total	$ 366,573,897	$ 11,772	$ 366,562,125	$ —
Liabilities
Foreign Currency Contracts(2)	$ (39,021)	$ —	$ (39,021)	$ —
Total	$ (39,021)	$ —	$ (39,021)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
85

The Hartford Inflation Plus Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.2%
	Asset-Backed - Home Equity - 0.1%
$ 542,144	GSAA Home Equity Trust 5.98%, 06/25/2036(1)	$ 134,259
687,617	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(2)	261,675
		395,934
	Commercial Mortgage-Backed Securities - 0.5%
	Benchmark Mortgage Trust
6,021,984	1.19%, 03/15/2062(1)(3)	274,984
2,365,637	1.51%, 01/15/2054(1)(3)	187,362
700,000	BXSC Commercial Mortgage Trust 7.73%, 03/15/2035, 1 mo. USD Term SOFR + 2.39%(4)(5)	688,601
	Commercial Mortgage Trust
223,000	2.82%, 01/10/2039(4)	187,550
225,000	3.90%, 01/10/2039(1)(4)	169,383
1,742,525	DBJPM Mortgage Trust 1.71%, 09/15/2053(1)(3)	101,387
5,760,943	Wells Fargo NA 0.89%, 05/15/2062(1)(3)	216,504
		1,825,771
	Other Asset-Backed Securities - 0.7%
110,314	AASET Trust 3.35%, 01/16/2040(4)	95,999
247,928	CF Hippolyta Issuer LLC 1.99%, 07/15/2060(4)	206,618
707,249	HSI Asset Securitization Corp. Trust 5.98%, 02/25/2036, 1 mo. USD Term SOFR + 0.65%(5)	684,881
1,443,000	Tricon Residential Trust 3.86%, 04/17/2039(4)	1,332,262
418,652	VOLT XCIV LLC 2.24%, 02/27/2051(2)(4)	394,295
		2,714,055
	Whole Loan Collateral CMO - 2.9%
81,721	Adjustable Rate Mortgage Trust 5.98%, 11/25/2035, 1 mo. USD Term SOFR + 0.65%(5)	79,593
	Angel Oak Mortgage Trust
492,393	1.82%, 11/25/2066(1)(4)	398,468
1,163,903	2.88%, 12/25/2066(2)(4)	975,836
380,078	Banc of America Funding Trust 6.55%, 10/25/2036(2)	317,792
65,409	Bear Stearns ARM Trust 7.67%, 10/25/2035, 1 yr. USD CMT + 2.30%(5)	59,790
200,450	Chase Mortgage Finance Trust 4.09%, 12/25/2035(1)	181,452
1,123,184	COLT Mortgage Loan Trust 2.28%, 12/27/2066(1)(4)	936,110
1,232,216	CSMC Trust 2.27%, 11/25/2066(1)(4)	999,366
157,045	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 5.74%, 12/25/2036, 1 mo. USD Term SOFR + 0.41%(5)	141,066
573,136	Ellington Financial Mortgage Trust 2.21%, 01/25/2067(1)(4)	471,203
	Federal National Mortgage Association Connecticut Avenue Securities
15,214	7.54%, 10/25/2039, 30 day USD SOFR Average + 2.21%(4)(5)	15,214
23,601	7.84%, 04/25/2031, 30 day USD SOFR Average + 2.51%(4)(5)	23,601
113,623	GreenPoint Mortgage Funding Trust 6.20%, 10/25/2045, 1 yr. USD MTA + 1.40%(5)	83,784
242,140	GSR Mortgage Loan Trust 4.65%, 10/25/2035(1)	129,256
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.2% - (continued)
	Whole Loan Collateral CMO - 2.9% - (continued)
$ 254,679	HarborView Mortgage Loan Trust 5.83%, 01/19/2038, 1 mo. USD Term SOFR + 0.49%(5)	$ 216,446
1,366,581	IndyMac INDX Mortgage Loan Trust 6.02%, 01/25/2036, 1 mo. USD Term SOFR + 0.69%(5)	914,649
268,556	JP Morgan Mortgage Trust 3.98%, 01/25/2037(1)	211,904
	MASTR Adjustable Rate Mortgages Trust
2,787	5.41%, 11/21/2034(1)	2,562
700,539	5.92%, 05/25/2037, 1 mo. USD Term SOFR + 0.59%(5)	285,190
1,106,340	New Residential Mortgage Loan Trust 2.28%, 04/25/2061(1)(4)	891,211
993,431	OBX Trust 2.31%, 11/25/2061(1)(4)	808,504
126,278	Preston Ridge Partners Mortgage LLC 2.36%, 11/25/2025(2)(4)	122,297
	Residential Funding Mtg Sec I Trust
72,827	4.69%, 02/25/2036(1)	61,985
158,535	6.00%, 07/25/2037	115,534
243,271	Structured Adjustable Rate Mortgage Loan Trust 4.89%, 06/25/2035(1)	179,031
72,510	Towd Point Mortgage Trust 2.16%, 01/25/2052(1)(4)	71,716
	Verus Securitization Trust
952,902	0.94%, 07/25/2066(1)(4)	758,415
762,228	2.72%, 01/25/2067(2)(4)	644,360
193,139	WaMu Mortgage Pass-Through Certificates Trust 6.28%, 06/25/2044, 1 mo. USD Term SOFR + 0.95%(5)	172,283
380,798	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 5.63%, 11/25/2046, 1 yr. USD MTA + 0.83%(5)	300,686
		10,569,304
	Total Asset & Commercial Mortgage-Backed Securities (cost $18,425,666)	$ 15,505,064
CONVERTIBLE BONDS - 1.2%
	Electric - 0.9%
590,000	Alliant Energy Corp. 3.88%, 03/15/2026(4)	$ 573,469
590,000	CenterPoint Energy, Inc. 4.25%, 08/15/2026(4)	576,135
785,000	Duke Energy Corp. 4.13%, 04/15/2026(4)	764,331
595,000	FirstEnergy Corp. 4.00%, 05/01/2026(4)	577,745
790,000	Southern Co. 3.88%, 12/15/2025(4)	774,990
		3,266,670
	Mining - 0.1%
425,000	MP Materials Corp. 0.25%, 04/01/2026(4)	350,230
	Pharmaceuticals - 0.1%
450,000	Ascendis Pharma AS 2.25%, 04/01/2028	396,562
	Water - 0.1%
585,000	American Water Capital Corp. 3.63%, 06/15/2026(4)	562,874
	Total Convertible Bonds (cost $4,659,641)	$ 4,576,336
CORPORATE BONDS - 1.1%
	Mining - 0.6%
	Anglo American Capital PLC
325,000	2.63%, 09/10/2030(4)	$ 254,802

The accompanying notes are an integral part of these financial statements.
86

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 1.1% - (continued)
	Mining - 0.6% - (continued)
$ 490,000	2.88%, 03/17/2031(4)	$ 380,719
1,485,000	5.63%, 04/01/2030(4)	1,406,188
		2,041,709
	Pipelines - 0.1%
535,000	Greensaif Pipelines Bidco SARL 6.51%, 02/23/2042(4)	498,777
	Retail - 0.3%
	Gap, Inc.
505,000	3.63%, 10/01/2029(4)	385,943
935,000	3.88%, 10/01/2031(4)	671,234
		1,057,177
	Software - 0.1%
370,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(4)	328,841
	Total Corporate Bonds (cost $4,558,714)	$ 3,926,504
FOREIGN GOVERNMENT OBLIGATIONS - 12.8%
	Angola - 0.1%
510,000	Angola Government International Bonds 8.75%, 04/14/2032(6)	$ 396,329
	Brazil - 1.4%
	Brazil Notas do Tesouro Nacional
BRL 4,563,131	6.00%, 08/15/2050(7)	906,591
9,334,056	6.00%, 05/15/2055(7)	1,855,340
12,186,000	10.00%, 01/01/2029	2,273,180
		5,035,111
	Canada - 0.9%
CAD 5,255,633	Province of Ontario 2.00%, 12/01/2036(7)	3,258,432
	Chile - 0.0%
EUR 200,000	Chile Government International Bonds 1.25%, 01/22/2051	99,986
	Colombia - 0.2%
	Colombia Government International Bonds
$ 685,000	3.88%, 02/15/2061	350,931
890,000	4.13%, 02/22/2042	528,431
		879,362
	Ghana - 0.1%
310,000	Ghana Government International Bonds 10.75%, 10/14/2030(6)	191,273
	Hungary - 0.3%
EUR 1,420,000	Hungary Government International Bonds 1.63%, 04/28/2032(6)	1,120,221
	Indonesia - 0.4%
	Indonesia Government International Bonds
990,000	1.10%, 03/12/2033	749,867
1,050,000	1.40%, 10/30/2031	862,095
		1,611,962
	Japan - 1.1%
JPY 608,461,112	Japan Government CPI-Linked Bonds 0.01%, 03/10/2033(7)	4,198,913
	Mexico - 2.1%
EUR 1,360,000	Mexico Government International Bonds 1.45%, 10/25/2033	1,009,470
MXN 148,832,954	Mexico Udibonos 2.75%, 11/27/2031(7)	6,859,986
		7,869,456
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 12.8% - (continued)
	New Zealand - 2.2%
	New Zealand Government Bonds Inflation-Linked
NZD 7,401,766	2.50%, 09/20/2035(6)(7)	$ 3,976,284
7,750,000	2.50%, 09/20/2040(6)(7)	3,972,202
		7,948,486
	North Macedonia - 0.7%
	North Macedonia Government International Bonds
EUR 1,170,000	1.63%, 03/10/2028(6)	1,003,257
440,000	2.75%, 01/18/2025(6)	445,461
1,085,000	3.68%, 06/03/2026(4)	1,075,529
		2,524,247
	Serbia - 0.1%
655,000	Serbia International Bonds 1.65%, 03/03/2033(4)	458,075
	South Korea - 1.3%
KRW 6,693,374,774	Korea Treasury Bonds Inflation-Linked 1.13%, 06/10/2030(7)	4,782,790
	Sweden - 1.9%
SEK 84,353,459	Sweden Bonds Inflation-Linked 0.13%, 06/01/2032(6)(7)	6,835,682
	Total Foreign Government Obligations (cost $56,908,251)	$ 47,210,325
SENIOR FLOATING RATE INTERESTS - 2.5%(8)
	Advertising - 0.1%
$ 221,940	ABG Intermediate Holdings 2 LLC 8.92%, 12/21/2028, 1 mo. USD Term SOFR + 3.50%	$ 221,265
	Aerospace/Defense - 0.1%
108,900	Spirit Aerosystems, Inc. 9.63%, 01/15/2027, 1 mo. USD Term SOFR + 4.25%	108,437
258,531	TransDigm, Inc. 8.64%, 08/24/2028, 3 mo. USD Term SOFR + 3.25%	258,123
		366,560
	Airlines - 0.1%
135,000	Mileage Plus Holdings LLC 10.80%, 06/21/2027, 3 mo. USD Term SOFR + 5.25%	138,920
196,000	SkyMiles IP Ltd. 9.17%, 10/20/2027, 3 mo. USD Term SOFR + 3.75%	200,534
		339,454
	Apparel - 0.0%
99,500	Hanesbrands, Inc. 9.07%, 03/08/2030, 1 mo. USD Term SOFR + 3.75%	98,132
	Commercial Services - 0.3%
99,750	Belron Finance U.S. LLC 8.25%, 04/18/2029, 3 mo. USD Term SOFR + 2.75%	99,813
EUR 250,000	Boels Topholding BV 7.05%, 02/06/2027, 1 mo. EURIBOR + 3.25%	263,009
$ 314,817	Trans Union LLC 7.17%, 11/16/2026, 1 mo. USD Term SOFR + 1.75%	314,030
297,469	United Rentals, Inc. 7.07%, 10/31/2025, 1 mo. USD Term SOFR + 1.75%	297,766
246,398	WEX, Inc. 7.69%, 03/31/2028, 1 mo. USD Term SOFR + 2.25%	246,056
		1,220,674

The accompanying notes are an integral part of these financial statements.
87

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(8) - (continued)
	Construction Materials - 0.1%
$ 100,000	Emerald Borrower LP 8.38%, 05/31/2030, 3 mo. USD Term SOFR + 3.00%	$ 99,734
51,963	Ingersoll-Rand Services Co. 7.17%, 03/01/2027, 1 mo. USD Term SOFR + 1.75%	52,005
132,692	Quikrete Holdings, Inc. 8.06%, 02/01/2027, 1 mo. USD Term SOFR + 2.63%	132,321
116,734	Standard Industries, Inc. 7.95%, 09/22/2028, 1 mo. USD Term SOFR + 2.50%	116,838
		400,898
	Distribution/Wholesale - 0.1%
196,315	American Builders & Contractors Supply Co., Inc. 7.42%, 01/15/2027, 1 mo. USD Term SOFR + 2.00%	195,846
	Diversified Financial Services - 0.1%
200,000	Delos Aircraft Designated Activity Co. 7.40%, 10/31/2027, 3 mo. USD Term SOFR + 2.00%	199,876
198,334	Fleetcor Technologies Operating Co. LLC 7.17%, 04/28/2028, 1 mo. USD Term SOFR + 1.75%	197,783
		397,659
	Electric - 0.0%
108,743	ExGen Renewables IV LLC 8.18%, 12/15/2027, 3 mo. USD Term SOFR + 2.50%	108,148
	Electronics - 0.1%
237,680	II-VI, Inc. 8.19%, 07/02/2029, 1 mo. USD Term SOFR + 2.75%	236,862
	Entertainment - 0.1%
129,350	Caesars Entertainment Corp. 8.67%, 02/06/2030, 1 mo. USD Term SOFR + 3.25%	128,721
125,000	Delta 2 Lux SARL 7.57%, 01/15/2030, 1 mo. USD Term SOFR + 2.25%	124,882
62,555	NASCAR Holdings LLC 7.94%, 10/19/2026, 1 mo. USD Term SOFR + 2.50%	62,689
123,438	Penn Entertainment, Inc. 8.17%, 05/03/2029, 1 mo. USD Term SOFR + 2.75%	123,198
		439,490
	Environmental Control - 0.1%
338,963	Clean Harbors, Inc. 7.44%, 10/08/2028, 1 mo. USD Term SOFR + 2.00%	339,952
138,046	Covanta Holding Corp. 7.82%, 11/30/2028, 1 mo. USD Term SOFR + 2.50%	135,911
		475,863
	Food - 0.1%
192,400	U.S. Foods, Inc. 7.94%, 11/22/2028, 1 mo. USD Term SOFR + 2.00%	192,737
	Food Service - 0.1%
	Aramark Services, Inc.
93,250	7.19%, 01/15/2027, 1 mo. USD Term SOFR + 1.75%	92,784
143,438	7.94%, 06/22/2030, 1 mo. USD Term SOFR + 2.50%	143,019
		235,803
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(8) - (continued)
	Healthcare - Products - 0.1%
$ 69,647	Avantor Funding, Inc. 7.67%, 11/08/2027, 1 mo. USD Term SOFR + 2.25%	$ 69,569
159,266	Sunshine Luxembourg VII SARL 9.24%, 10/01/2026, 3 mo. USD Term SOFR + 3.75%	158,978
		228,547
	Healthcare - Services - 0.1%
195,488	Catalent Pharma Solutions, Inc. 7.45%, 02/22/2028, 1 mo. USD Term SOFR + 2.00%	190,763
EUR 147,774	IQVIA, Inc. 5.97%, 06/11/2025, 3 mo. EURIBOR + 2.00%	156,230
		346,993
	Insurance - 0.2%
$ 187,491	Asurion LLC 9.42%, 08/19/2028, 1 mo. USD Term SOFR + 4.00%	178,612
150,023	HUB International Ltd. 9.66%, 06/20/2030, 3 mo. USD Term SOFR + 4.25%	149,916
219,447	Sedgwick Claims Management Services, Inc. 9.07%, 02/24/2028, 1 mo. USD Term SOFR + 3.75%	218,488
136,125	USI, Inc. 9.14%, 11/22/2029, 3 mo. USD Term SOFR + 3.75%	135,643
		682,659
	Internet - 0.1%
209,136	Go Daddy Operating Co. LLC 7.82%, 11/09/2029, 3 mo. USD Term SOFR + 2.50%	209,184
202,479	MH Sub I LLC 9.57%, 05/03/2028, 1 mo. USD Term SOFR + 4.25%	193,254
		402,438
	Leisure Time - 0.0%
162,113	Carnival Corp. 8.69%, 10/18/2028, 1 mo. USD Term SOFR + 3.25%	158,938
	Lodging - 0.0%
144,703	Station Casinos LLC 7.67%, 02/08/2027, 1 mo. USD Term SOFR + 2.25%	143,602
	Media - 0.1%
251,487	Charter Communications Operating LLC 7.13%, 02/01/2027, 3 mo. USD Term SOFR + 1.75%	250,800
184,144	CSC Holdings LLC 9.83%, 01/18/2028, 1 mo. USD Term SOFR + 4.50%	171,715
		422,515
	Pharmaceuticals - 0.1%
205,996	Elanco Animal Health, Inc. 7.16%, 08/01/2027, 1 mo. USD Term SOFR + 1.75%	201,028
	Pipelines - 0.1%
119,798	DT Midstream, Inc. 7.44%, 06/26/2028, 1 mo. USD Term SOFR + 2.00%	119,815
136,215	Oryx Midstream Services Permian Basin LLC 8.69%, 10/05/2028, 1 mo. USD Term SOFR + 3.25%	135,912
		255,727
	Retail - 0.2%
105,089	Beacon Roofing Supply, Inc. 7.69%, 05/19/2028, 1 mo. USD Term SOFR + 2.25%	104,870

The accompanying notes are an integral part of these financial statements.
88

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(8) - (continued)
	Retail - 0.2% - (continued)
$ 154,643	Great Outdoors Group LLC 9.40%, 03/06/2028, 1 mo. USD Term SOFR + 3.75%	$ 153,258
160,887	IRB Holding Corp. 8.42%, 12/15/2027, 1 mo. USD Term SOFR + 3.00%	159,010
324,656	KFC Holding Co. 7.20%, 03/15/2028, 1 mo. USD Term SOFR + 1.75%	323,912
		741,050
	Semiconductors - 0.0%
136,561	Entegris, Inc. 7.88%, 07/06/2029, 3 mo. USD Term SOFR + 2.50%	136,611
	Software - 0.1%
176,554	Peraton Corp. 9.17%, 02/01/2028, 1 mo. USD Term SOFR + 3.75%	173,023
100,000	Quartz Acquireco LLC 8.83%, 06/28/2030, 1 mo. USD Term SOFR + 3.50%	99,750
100,959	Science Applications International Corp. 7.30%, 10/31/2025, 1 mo. USD Term SOFR + 1.88%	100,869
135,351	SS&C Technologies, Inc. 7.19%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	135,233
		508,875
	Total Senior Floating Rate Interests (cost $9,205,830)	$ 9,158,374
U.S. GOVERNMENT AGENCIES - 6.2%
	Mortgage-Backed Agencies - 6.2%
	Federal Home Loan Mortgage Corp. - 0.2%
6,399,485	0.85%, 11/25/2030(1)(3)	$ 283,154
958,070	0.88%, 11/25/2030(1)(3)	44,271
1,734,187	1.02%, 10/25/2030(1)(3)	91,369
5,203,534	1.12%, 06/25/2030(1)(3)	298,311
28,754	7.32%, 01/25/2051, 30 day USD SOFR Average + 2.00%(4)(5)	27,892
		744,997
	Uniform Mortgage-Backed Security - 6.0%
23,805,000	5.00%, 11/13/2053(9)	21,954,937
	Total U.S. Government Agencies (cost $22,947,658)	$ 22,699,934
U.S. GOVERNMENT SECURITIES - 75.0%
	U.S. Treasury Securities - 75.0%
	U.S. Treasury Inflation-Protected Bonds - 1.1%
483,586	0.25%, 02/15/2050(7)	$ 270,855
4,944,357	0.63%, 02/15/2043(7)	3,440,480
323,669	1.00%, 02/15/2048(7)	229,881
		3,941,216
	U.S. Treasury Inflation-Protected Notes - 73.9%
11,541,820	0.13%, 04/15/2026(7)	10,797,012
11,871,996	0.13%, 07/15/2026(7)	11,105,998
41,251,982	0.13%, 10/15/2026(7)	38,364,747
13,580,661	0.13%, 01/15/2030(7)	11,742,232
21,192,564	0.13%, 07/15/2030(7)	18,192,285
27,995,870	0.13%, 01/15/2031(7)	23,662,798
21,003,795	0.13%, 07/15/2031(7)	17,620,420
3,507,518	0.38%, 01/15/2027(7)	3,260,656
11,884,377	0.38%, 07/15/2027(7)	10,996,530
6,197,759	0.50%, 01/15/2028(7)	5,691,407
37,701,685	0.63%, 01/15/2026(7)(10)(11)	35,885,083
21,242,139	0.63%, 07/15/2032(7)	18,227,788
45,372,163	0.88%, 01/15/2029(7)	41,807,081
12,706,928	1.13%, 01/15/2033(7)	11,284,968
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 75.0% - (continued)
	U.S. Treasury Securities - 75.0% - (continued)
	U.S. Treasury Inflation-Protected Notes - 73.9% - (continued)
$ 9,324,446	1.38%, 07/15/2033(7)		$ 8,457,381
5,368,034	1.63%, 10/15/2027(7)		5,191,371
			272,287,757
	Total U.S. Government Securities (cost $308,251,203)		$ 276,228,973
	Total Long-Term Investments (cost $424,956,963)		$ 379,305,510
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
926,645	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $926,781; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $945,237		$ 926,645
	Total Short-Term Investments (cost $926,645)		$ 926,645
	Total Investments Excluding Purchased Options (cost $425,883,608)	103.2%	$ 380,232,155
	Total Purchased Options (cost $54,806)	0.0%	$ 17
	Total Investments (cost $425,938,414)	103.2%	$ 380,232,172
	Other Assets and Liabilities	(3.2)%	(11,844,234)
	Total Net Assets	100.0%	$ 368,387,938
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(3)	Securities disclosed are interest-only strips.
(4)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $19,858,783, representing 5.4% of net assets.
(5)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.

The accompanying notes are an integral part of these financial statements.
89

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2023

(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $17,940,709, representing 4.9% of net assets.
(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.
(9)	Represents or includes a TBA transaction.
(10)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2023, the market value of securities pledged was $818,562.
(11)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2023, the market value of securities pledged was $1,284,952.

OTC Option Contracts Outstanding at October 31, 2023
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Put
Call CAD vs. Put USD	BOA	1.29	USD	11/01/2023	8,676,000	USD	8,676,000	$ 8	$ 34,070	$ (34,062)
Call CAD vs. Put USD	BNP	1.29	USD	11/01/2023	8,676,000	USD	8,676,000	9	20,736	(20,727)
Total purchased OTC option contracts								$ 17	$ 54,806	$ (54,789)

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-BUND Future	8	12/07/2023	$ 1,091,875	$ (19,984)
Long Gilt Future	16	12/27/2023	1,811,700	(29,374)
U.S. Treasury 2-Year Note Future	600	12/29/2023	121,453,126	(354,607)
U.S. Treasury 5-Year Note Future	374	12/29/2023	39,074,234	(270,803)
U.S. Treasury 10-Year Note Future	62	12/19/2023	6,582,656	(54,510)
Total				$ (729,278)
Short position contracts:
Euro BUXL 30-Year Bond Future	30	12/07/2023	$ 3,822,493	$ 326,520
Euro-BTP Future	42	12/07/2023	4,898,200	164,410
U.S. Treasury Ultra Bond Future	60	12/19/2023	6,753,750	918,213
Total				$ 1,409,143
Total futures contracts				$ 679,865

OTC Interest Rate Swap Contracts Outstanding at October 31, 2023
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
BOA (1)	1.24% Fixed	CPURNSA	USD	6,050,000	01/15/2029	At Maturity	$ —	$ —	$ 1,156,271	$ 1,156,271
CBK	2.84% Fixed	CPURNSA	USD	15,300,000	01/15/2027	At Maturity	—	—	571,662	571,662
CBK	2.83% Fixed	CPURNSA	USD	2,920,000	04/15/2026	At Maturity	—	—	226,631	226,631
CBK	2.62% Fixed	CPURNSA	USD	4,365,000	04/15/2028	At Maturity	—	—	8,452	8,452
The accompanying notes are an integral part of these financial statements.
90

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2023

OTC Interest Rate Swap Contracts Outstanding at October 31, 2023 – (continued)
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
CBK	2.60% Fixed	CPURNSA	USD	18,520,000	01/15/2031	At Maturity	$ —	$ —	$ 1,684,528	$ 1,684,528
CBK	2.45% Fixed	CPURNSA	USD	4,060,000	04/15/2028	At Maturity	—	—	40,267	40,267
Total OTC interest rate swap contracts							$ —	$ —	$ 3,687,811	$ 3,687,811

(1)	At October 31, 2023, the counterparty had deposited in a segregated account securities with a value of $1,375,000 in connection with open swap contracts.

OTC Total Return Swap Contracts Outstanding at October 31, 2023
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	1,510,000	5.31%	12/20/2023	Quarterly	$ —	$ —	$ 31,065	$ 31,065

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Brazil Republic	USD	1,735,000	(1.00%)	06/20/2027	Quarterly	$ 70,613	$ —	$ 12,302	$ (58,311)
Brazil Republic	USD	2,110,000	(1.00%)	06/20/2028	Quarterly	99,523	—	52,219	(47,304)
Total centrally cleared credit default swap contracts						$ 170,136	$ —	$ 64,521	$ (105,615)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2023
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
0.94% Fixed	12 Mo. Federal Funds Rate	USD	13,439,000	08/22/2024	Annual	$ —	$ —	$ 591,881	$ 591,881
1.03% Fixed	12 Mo. Federal Funds Rate	USD	9,012,000	09/06/2026	Annual	—	—	932,454	932,454
1.00% Fixed	12 Mo. Federal Funds Rate	USD	3,322,000	09/29/2026	Annual	29,324	—	342,760	313,436
3.25% Fixed	12 Mo. USD SOFR	USD	5,510,000	06/21/2053	Annual	—	(59,274)	1,002,580	1,061,854
Total centrally cleared interest rate swaps contracts						$ 29,324	$ (59,274)	$ 2,869,675	$ 2,899,625

Bond Forward Contracts Outstanding at October 31, 2023
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Inflation-Indexed Bonds, 0.13%, 10/15/2024(1)	USD	4,480,319	10/15/2024	$(4,040)
MSC	U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/2025(1)	USD	19,664,351	04/15/2025	(20,537)
BOA	U.S. Treasury Inflation-Indexed Bonds, 0.38%, 07/15/2025(1)	USD	10,434,232	07/15/2025	(16,443)
BOA	U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/2026(1)	USD	17,057,016	01/15/2026	(19,804)
MSC	U.S. Treasury Inflation-Indexed Bonds, 0.75%, 07/15/2028(1)	USD	3,457,517	07/15/2028	(4,438)
Total Bond Forward Contracts					$(65,262)

(1)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
15,943,000	BRL	3,163,827	USD	CBK	11/03/2023	$ (3,163)
23,457,000	BRL	4,729,234	USD	BOA	11/03/2023	(78,936)
The accompanying notes are an integral part of these financial statements.
91

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
15,943,000	BRL	3,202,306	USD	BOA	12/04/2023	$ (53,368)
4,814,000,000	COP	1,131,497	USD	BNP	11/30/2023	29,790
1,042,400,000	JPY	6,965,823	USD	JPM	11/30/2023	(53,947)
50,550,000	NOK	4,503,909	USD	JPM	11/30/2023	25,562
36,642,000	ZAR	1,900,816	USD	HSBC	11/30/2023	59,865
3,214,315	USD	15,943,000	BRL	BOA	11/03/2023	53,650
4,654,952	USD	23,457,000	BRL	CBK	11/03/2023	4,654
4,711,565	USD	23,457,000	BRL	BOA	12/04/2023	78,520
3,191,751	USD	4,408,000	CAD	BCLY	11/30/2023	11,810
7,550,021	USD	7,146,224	EUR	DEUT	11/30/2023	(21,083)
4,248,143	USD	635,713,000	JPY	JPM	11/30/2023	32,900
4,568,267	USD	6,156,288,000	KRW	BNP	11/30/2023	2,473
6,792,842	USD	124,348,000	MXN	JPM	11/30/2023	(69,081)
8,338,391	USD	14,336,000	NZD	TDB	11/30/2023	(14,535)
7,020,220	USD	78,506,000	SEK	JPM	11/30/2023	(21,664)
Total foreign currency contracts						$ (16,553)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 15,505,064	$ —	$ 15,505,064	$ —
Convertible Bonds	4,576,336	—	4,576,336	—
Corporate Bonds	3,926,504	—	3,926,504	—
Foreign Government Obligations	47,210,325	—	47,210,325	—
Senior Floating Rate Interests	9,158,374	—	9,158,374	—
U.S. Government Agencies	22,699,934	—	22,699,934	—
U.S. Government Securities	276,228,973	—	276,228,973	—
Short-Term Investments	926,645	—	926,645	—
Purchased Options	17	—	17	—
Foreign Currency Contracts(2)	299,224	—	299,224	—
Futures Contracts(2)	1,409,143	1,409,143	—	—
Swaps - Interest Rate(2)	6,587,436	—	6,587,436	—
Swaps- Total Return(2)	31,065	—	31,065	—
Total	$ 388,559,040	$ 1,409,143	$ 387,149,897	$ —
Liabilities
Bond Forward Contracts(2)	$ (65,262)	$ —	$ (65,262)	$ —
Foreign Currency Contracts(2)	(315,777)	—	(315,777)	—
Futures Contracts(2)	(729,278)	(729,278)	—	—
Swaps - Credit Default(2)	(105,615)	—	(105,615)	—
Total	$ (1,215,932)	$ (729,278)	$ (486,654)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
92

The Hartford Municipal Opportunities Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2%
	Alabama - 4.0%
$ 1,250,000	Alabama Federal Aid Highway Finance Auth, AL, Rev 5.00%, 09/01/2034	$ 1,306,379
	Black Belt Energy Gas Dist, AL, Rev
1,250,000	4.00%, 12/01/2023	1,249,238
1,570,000	4.00%, 12/01/2024	1,557,964
3,235,000	4.00%, 07/01/2052	3,119,829
2,955,000	4.00%, 10/01/2052	2,846,261
2,000,000	5.25%, 02/01/2053	2,003,604
1,630,000	5.25%, 12/01/2053	1,642,244
7,000,000	5.50%, 06/01/2049	7,085,321
2,660,000	County of Jefferson, AL, GO 5.00%, 04/01/2024	2,669,791
13,000,000	Energy Southeast A Cooperative Dist, AL, Rev 5.50%, 11/01/2053	13,220,901
3,000,000	Jefferson County Board of Education, AL, Special Tax 5.00%, 02/01/2042	2,956,540
	Lower Alabama Gas Dist, AL, Rev
3,000,000	5.00%, 09/01/2028	2,996,696
4,000,000	5.00%, 09/01/2031	3,949,662
2,940,000	Southeast Alabama Gas Supply Dist, AL, Rev 4.00%, 06/01/2049	2,920,646
	Southeast Energy Auth A Cooperative Dist, AL, Rev
7,550,000	5.00%, 01/01/2054	7,499,010
2,165,000	5.50%, 01/01/2053	2,197,101
	State of Alabama Docks Department, AL, Rev, (AGM Insured)
230,000	5.00%, 10/01/2024	230,805
1,000,000	5.00%, 10/01/2032	1,005,966
	Troy University, AL, Rev, (BAM Insured)
1,000,000	5.00%, 11/01/2025	1,018,535
1,250,000	5.00%, 11/01/2026	1,287,042
1,620,000	5.00%, 11/01/2027	1,682,163
1,415,000	Water Works Board of the City of Birmingham, AL, Rev 5.00%, 01/01/2029	1,468,503
		65,914,201
	Alaska - 0.4%
	CIVIC Ventures, AK, Rev
2,000,000	5.00%, 09/01/2025	1,990,930
1,000,000	5.00%, 09/01/2026	991,530
	Northern Tobacco Securitization Corp., AK, Rev
1,385,000	4.00%, 06/01/2036	1,293,175
2,255,000	4.00%, 06/01/2038	2,026,972
		6,302,607
	Arizona - 0.3%
1,000,000	City of Phoenix Civic Improvement Corp., AZ, Rev 5.00%, 07/01/2038(1)	1,056,443
1,965,000	Maricopa County Industrial Dev Auth, AZ, Rev 4.00%, 10/15/2047(2)	1,512,269
2,115,000	Tempe Industrial Dev Auth, AZ, Rev 1.13%, 12/01/2026	2,104,584
		4,673,296
	California - 7.3%
7,960,000	Bay Area Toll Auth, CA, Rev 4.49%, 04/01/2056, SIFMA Municipal Swap Index + 0.30%(3)	7,715,535
	California Community Choice Financing Auth, CA, Rev
4,790,000	4.00%, 10/01/2052	4,625,381
3,020,000	5.00%, 12/01/2053	3,000,222
16,250,000	5.50%, 05/01/2054	16,618,734
	California County Tobacco Securitization Agency, CA, Rev
150,000	5.00%, 06/01/2030	155,696
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	California - 7.3% - (continued)
$ 300,000	5.00%, 06/01/2032	$ 310,446
500,000	5.00%, 06/01/2033	517,033
	California Enterprise Dev Auth, CA, Rev
1,250,000	5.00%, 08/01/2035	1,260,587
1,075,000	5.00%, 08/01/2055	981,156
1,000,000	California Health Facs Financing Auth, CA, Rev 5.00%, 02/01/2029	1,024,197
	California Municipal Finance Auth, CA, Rev
4,150,000	4.00%, 10/01/2046	3,279,860
1,000,000	4.00%, 10/01/2049	772,410
3,000,000	5.00%, 12/31/2027	3,037,215
775,000	5.00%, 05/15/2028	796,668
800,000	5.00%, 05/15/2031	828,191
	California Public Finance Auth, CA, Rev
1,195,000	2.38%, 11/15/2028(2)	1,120,221
1,000,000	3.13%, 05/15/2029(2)	918,939
700,000	City of Fontana, CA, Special Tax 4.00%, 09/01/2051	538,246
	City of Los Angeles Department of Airports, CA, Rev
6,570,000	3.00%, 05/15/2039	4,932,270
4,000,000	4.00%, 05/15/2035	4,003,813
1,000,000	5.00%, 05/15/2029	1,021,833
3,300,000	5.00%, 05/15/2038	3,270,366
1,000,000	5.25%, 05/15/2039	1,018,949
	Elk Grove Finance Auth, CA, Special Tax, (BAM Insured)
315,000	5.00%, 09/01/2031	320,639
910,000	5.00%, 09/01/2032	925,116
2,600,000	Fresno Unified School Dist, CA, GO 0.00%, 08/01/2031(4)	1,818,894
47,955,000	Golden State Tobacco Securitization Corp., CA, Rev 0.00%, 06/01/2066(4)	3,917,151
	Hemet Unified School Dist Financing Auth, CA, Special Tax
1,440,000	5.00%, 09/01/2030	1,447,642
1,535,000	5.00%, 09/01/2031	1,542,414
5,225,000	Long Beach Bond Finance Auth, CA, Rev 5.22%, 11/15/2027, 3 mo. USD Term SOFR + 0.26%(3)	5,161,545
2,500,000	Los Angeles Department of Water & Power, CA, Rev 5.00%, 07/01/2025	2,556,665
2,755,000	Los Angeles Unified School Dist, CA, GO 5.00%, 07/01/2025	2,812,521
3,710,000	Northern California Energy Auth, CA, Rev 4.00%, 07/01/2049	3,686,594
	Oakland Unified School Dist, CA, GO, (AGM Insured)
475,000	4.00%, 08/01/2034	471,307
1,000,000	4.00%, 08/01/2036	983,378
	Orange County Community Facs Dist, CA, Special Tax
980,000	5.00%, 08/15/2034	985,474
1,000,000	5.00%, 08/15/2036	1,003,540
2,500,000	5.00%, 08/15/2041	2,414,923
1,000,000	Rancho Cucamonga Redev Agency Successor Agency, CA, Tax Allocation, (AGM Insured) 5.00%, 09/01/2029	1,004,894
2,000,000	Romoland School Dist, CA, Special Tax 5.00%, 09/01/2048	1,857,640
1,895,000	San Diego County Regional Airport Auth, CA, Rev 5.25%, 07/01/2036	1,957,000

The accompanying notes are an integral part of these financial statements.
93

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	California - 7.3% - (continued)
$ 40,000	San Diego Redev Agency Successor Agency, CA, Rev 5.25%, 09/01/2026	$ 40,042
	San Francisco City & County Redev Successor Agency, CA, Tax Allocation, (AGM Insured)
1,095,000	5.00%, 08/01/2048	1,106,359
1,445,000	5.25%, 08/01/2053	1,485,014
	San Joaquin Hills Transportation Corridor Agency, CA, Rev
3,957,000	4.00%, 01/15/2034	3,878,794
2,665,000	5.00%, 01/15/2033	2,807,310
2,065,000	Santa Margarita Water Dist, CA, Special Tax 5.00%, 09/01/2028	2,077,147
	State of California, CA, GO
2,315,000	4.00%, 11/01/2041	2,123,044
2,000,000	5.00%, 08/01/2029	2,059,894
5,000,000	5.00%, 04/01/2042	5,115,175
2,500,000	5.00%, 10/01/2042	2,631,749
1,500,000	Stockton Redev Agency Successor Agency, CA, Tax Allocation, (AGM Insured) 5.00%, 09/01/2029	1,538,634
		121,478,467
	Colorado - 2.3%
1,655,000	Arapahoe County School Dist No. 6 Littleton, CO, GO, (State Aid Withholding Insured) 5.50%, 12/01/2034	1,781,133
	City & County of Denver Airport System, CO, Rev
7,985,000	5.00%, 12/01/2032	8,062,824
1,000,000	5.00%, 12/01/2034	1,018,445
1,575,000	5.00%, 12/01/2036	1,579,090
750,000	5.00%, 11/15/2042	766,260
2,475,000	5.75%, 11/15/2039	2,618,268
	Colorado Health Facs Auth, CO, Rev
1,320,000	4.00%, 12/01/2040	1,055,596
3,150,000	5.00%, 11/01/2040	3,006,523
6,665,000	5.00%, 08/01/2044	6,293,975
1,000,000	5.25%, 11/01/2039	1,000,164
1,470,000	Denver Convention Center Hotel Auth, CO, Rev 5.00%, 12/01/2031	1,456,662
3,650,000	E-470 Public Highway Auth, CO, Rev 3.91%, 09/01/2039, 1 mo. USD SOFR + 0.35%(3)	3,633,321
	Park Creek Metropolitan Dist, CO, Rev
2,000,000	5.00%, 12/01/2029	2,025,435
1,195,000	5.00%, 12/01/2033	1,235,738
1,035,000	Regional Transportation Dist, CO, Rev 5.00%, 07/15/2031	1,054,629
1,590,000	University of Colorado, CO, Rev 2.00%, 06/01/2051	1,514,019
	Vauxmont Metropolitan Dist, CO, GO, (AGM Insured)
230,000	5.00%, 12/15/2023	230,185
125,000	5.00%, 12/15/2025	127,430
50,000	5.00%, 12/15/2026	51,464
225,000	5.00%, 12/15/2030	234,165
160,000	5.00%, 12/15/2032	166,464
		38,911,790
	Connecticut - 2.0%
6,500,000	City of Bridgeport, CT, GO, (AGM Insured) 5.00%, 08/15/2025	6,626,214
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Connecticut - 2.0% - (continued)
$ 950,000	City of Hartford, CT, GO, (AGM ST GTD Insured) 5.00%, 07/01/2027	$ 964,800
2,600,000	City of New Haven, CT, GO, (AGM Insured) 5.00%, 08/01/2024	2,616,907
	Connecticut Housing Finance Auth, CT, Rev
15,000	4.00%, 11/15/2044	15,000
235,000	4.00%, 11/15/2045	233,831
3,200,000	4.00%, 05/15/2047	3,138,097
	Connecticut State Health & Educational Facs Auth, CT, Rev
9,290,000	1.10%, 07/01/2049	8,896,151
4,285,000	2.80%, 07/01/2048	4,131,696
650,000	5.00%, 07/01/2029	677,380
145,000	5.00%, 07/01/2031	150,944
1,150,000	5.00%, 07/01/2032	1,243,140
	State of Connecticut, CT, GO
250,000	5.00%, 03/15/2024	251,061
1,450,000	5.00%, 03/15/2025	1,472,216
750,000	5.00%, 05/15/2025	762,913
2,425,000	5.00%, 06/15/2026	2,497,841
		33,678,191
	District of Columbia - 0.3%
	Dist of Columbia, DC, Rev
735,000	5.00%, 07/01/2032	679,284
270,000	5.00%, 07/01/2037	233,667
	Metropolitan Washington Airports Auth, Aviation, DC, Rev
755,000	5.00%, 10/01/2028	772,400
3,000,000	5.00%, 10/01/2033	3,077,460
		4,762,811
	Florida - 4.0%
	Capital Projects Finance Auth, FL, Rev
1,315,000	5.00%, 10/01/2027	1,320,505
1,000,000	5.00%, 10/01/2028	1,004,711
1,430,000	City of Atlantic Beach, FL, Rev 5.00%, 11/15/2048	1,164,979
3,380,000	City of Gainesville Utilities System, FL, Rev 5.00%, 10/01/2047	3,382,544
	City of Jacksonville, FL, Rev
1,000,000	5.00%, 10/01/2036	1,061,092
1,345,000	5.00%, 10/01/2037	1,418,173
1,000,000	5.00%, 10/01/2038	1,047,918
	City of Pompano Beach, FL, Rev
1,490,000	1.45%, 01/01/2027	1,317,695
3,600,000	2.00%, 01/01/2029	3,028,516
	City of Port St Lucie, FL, Special Assessment
3,000,000	4.00%, 07/01/2028	2,998,154
3,000,000	4.00%, 07/01/2029	2,953,833
	City of Tampa, FL, Rev
1,000,000	0.00%, 09/01/2036(4)	482,217
1,000,000	0.00%, 09/01/2038(4)	412,083
1,250,000	County of Broward Airport System, FL, Rev 5.00%, 10/01/2024	1,255,376
	County of Miami-Dade Aviation, FL, Rev
1,000,000	5.00%, 10/01/2024	1,000,662
530,000	5.00%, 10/01/2027	527,590
2,000,000	5.00%, 10/01/2033	1,963,203
2,195,000	County of Miami-Dade Seaport Department, FL, Rev 5.00%, 10/01/2038	2,174,410
	County of Osceola Transportation, FL, Rev
1,330,000	0.00%, 10/01/2031(4)	884,274
1,000,000	0.00%, 10/01/2032(4)	629,641
2,065,000	Escambia County Health Facs Auth, FL, Rev 4.00%, 08/15/2045	1,613,626
	Florida Dev Finance Corp., FL, Rev
500,000	5.00%, 04/01/2024	502,066

The accompanying notes are an integral part of these financial statements.
94

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Florida - 4.0% - (continued)
$ 200,000	5.00%, 04/01/2025	$ 201,384
4,000,000	Greater Orlando Aviation Auth, FL, Rev 5.00%, 10/01/2032	4,065,368
55,000	Magnolia Creek Community Dev Dist, FL, Special Assessment 5.90%, 05/01/2039(5)	48,319
1,000,000	Manatee County School Dist, FL, Rev, (AGM Insured) 5.00%, 10/01/2030	1,028,746
1,000,000	Miami Beach Redev Agency, FL, Tax Allocation 5.00%, 02/01/2026	1,001,073
	Orange County Convention Center, FL, Rev
1,000,000	5.00%, 10/01/2024	1,006,171
1,520,000	5.00%, 10/01/2025	1,545,537
1,000,000	Orange County Health Facs Auth, FL, Rev 5.00%, 10/01/2038	1,014,957
8,075,000	Orlando Utilities Commission, FL, Rev 1.25%, 10/01/2046	6,663,446
	Polk County Industrial Dev Auth, FL, Rev
1,750,000	5.00%, 01/01/2039	1,529,716
4,850,000	5.00%, 01/01/2055	3,715,365
1,150,000	Putnam County Dev Auth, FL, Rev 5.00%, 03/15/2042	1,105,599
1,000,000	St Johns County Industrial Dev Auth, FL, Rev 4.00%, 12/15/2050	650,850
830,000	Village Community Dev Dist No. 13, FL, Special Assessment 2.55%, 05/01/2031	704,590
8,175,000	Village Community Dev Dist No. 14, FL, Special Assessment 4.75%, 05/01/2032	8,001,708
1,000,000	Village Community Dev Dist No. 15, FL, Special Assessment 5.25%, 05/01/2054(2)	917,756
	Volusia County Educational Facs Auth, FL, Rev
60,000	4.00%, 10/15/2035	55,579
55,000	4.00%, 10/15/2036	49,859
750,000	4.00%, 10/15/2037	664,959
750,000	4.00%, 10/15/2038	654,813
		66,769,063
	Georgia - 3.6%
4,220,000	Bartow County Dev Auth, GA, Rev 3.95%, 12/01/2032	4,021,394
6,800,000	City of Atlanta Department of Aviation, GA, Rev 5.00%, 07/01/2028	6,946,931
4,995,000	Dev Auth of Burke County, GA, Rev 1.50%, 01/01/2040	4,726,884
	Dev Auth of Monroe County, GA, Rev
3,645,000	1.00%, 07/01/2049	3,174,468
1,455,000	3.88%, 10/01/2048	1,416,447
	Main Street Natural Gas, Inc., GA, Rev
1,100,000	4.00%, 12/01/2024	1,087,701
1,250,000	4.00%, 12/01/2025	1,223,670
2,150,000	4.00%, 08/01/2049	2,129,319
5,915,000	4.00%, 05/01/2052	5,546,246
4,165,000	5.00%, 05/15/2032	4,125,339
7,455,000	5.00%, 07/01/2053	7,406,055
2,210,000	5.00%, 09/01/2053	2,194,541
1,000,000	5.50%, 09/15/2025	1,007,203
	Municipal Electric Auth of Georgia, GA, Rev
1,100,000	4.00%, 01/01/2051	878,213
1,075,000	5.00%, 01/01/2024	1,075,515
4,595,000	5.00%, 01/01/2028	4,661,351
1,825,000	5.00%, 01/01/2028	1,867,476
740,000	5.00%, 01/01/2031	773,394
1,100,000	5.00%, 01/01/2032	1,149,178
515,000	5.00%, 01/01/2033	537,911
3,130,000	5.00%, 07/01/2052	2,922,642
1,700,000	5.00%, 01/01/2056	1,586,495
		60,458,373
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Hawaii - 0.1%
$ 1,260,000	State of Hawaii Airports System, HI, Rev 5.00%, 07/01/2031	$ 1,290,363
	Idaho - 0.6%
4,930,000	Idaho Health Facs Auth, ID, Rev 4.00%, 03/01/2046	3,975,841
6,000,000	Idaho Housing & Finance Association, ID, Rev, (GNMA/FNMA/FHLMC/COLL Insured) 5.75%, 01/01/2053	6,233,398
		10,209,239
	Illinois - 13.8%
	Champaign County Community Unit School Dist No. 4 Champaign, IL, GO
530,000	0.00%, 01/01/2025(4)	502,953
765,000	0.00%, 01/01/2027(4)	663,699
	Chicago Board of Education Dedicated Capital Improvement Tax, IL, Rev
1,000,000	5.00%, 04/01/2046	890,539
1,000,000	5.25%, 04/01/2035	1,019,373
2,120,000	5.25%, 04/01/2036	2,143,686
715,000	6.00%, 04/01/2046	718,863
	Chicago Board of Education, IL, GO
2,500,000	0.00%, 12/01/2025(4)	2,251,864
3,495,000	4.00%, 12/01/2047	2,589,368
600,000	5.00%, 12/01/2023	599,848
1,000,000	5.00%, 12/01/2024	1,004,308
8,250,000	5.00%, 12/01/2031	8,125,884
2,440,000	5.00%, 12/01/2032	2,396,280
3,000,000	5.00%, 12/01/2033(1)	2,947,316
3,500,000	5.00%, 12/01/2034	3,395,191
1,510,000	5.00%, 12/01/2042	1,338,016
3,760,000	5.00%, 12/01/2046	3,300,969
3,625,000	5.25%, 12/01/2036(1)	3,536,663
1,250,000	5.50%, 12/01/2037(1)	1,239,264
3,125,000	5.50%, 12/01/2038(1)	3,071,699
3,000,000	Chicago Midway International Airport, IL, Rev, (BAM Insured) 5.00%, 01/01/2035(1)	3,154,822
	Chicago O'Hare International Airport, IL, Rev
4,350,000	4.50%, 01/01/2048	3,771,984
2,635,000	5.00%, 01/01/2035	2,726,798
2,000,000	5.00%, 01/01/2036	2,059,461
415,000	Chicago Transit Auth Capital Grant Receipts, IL, Rev 5.00%, 06/01/2025	418,285
	Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev
1,000,000	4.00%, 12/01/2050	771,001
1,250,000	4.00%, 12/01/2055	945,563
8,250,000	5.00%, 12/01/2046	7,929,150
1,000,000	5.00%, 12/01/2052	935,998
1,000,000	5.00%, 12/01/2055	933,325
	City of Chicago Wastewater Transmission, IL, Rev
1,000,000	5.00%, 01/01/2028	1,005,554
2,500,000	5.00%, 01/01/2029	2,529,443
	City of Chicago Waterworks, IL, Rev
135,000	5.00%, 11/01/2023	135,000
1,000,000	5.00%, 11/01/2027	1,015,472
1,020,000	5.00%, 11/01/2028	1,024,928
1,500,000	5.00%, 11/01/2035	1,560,706
1,150,000	5.00%, 11/01/2036	1,192,645
	City of Chicago, IL, GO, (NATL Insured)
325,000	0.00%, 01/01/2026(4)	297,480
2,000,000	5.00%, 01/01/2024	2,000,124

The accompanying notes are an integral part of these financial statements.
95

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Illinois - 13.8% - (continued)
$ 3,465,000	Cook County Community Consolidated School Dist No. 15 Palatine, IL, GO 5.00%, 12/01/2024	$ 3,501,792
	Cook County Community High School Dist No. 212 Leyden, IL, Rev, (BAM Insured)
1,775,000	5.00%, 12/01/2026	1,791,738
310,000	5.00%, 12/01/2027	312,890
1,000,000	5.00%, 12/01/2034	1,008,481
	County of Cook Sales Tax, IL, Rev
1,000,000	5.00%, 11/15/2030	1,053,856
1,690,000	5.00%, 11/15/2031	1,764,399
	County of Cook, IL, GO
3,100,000	4.00%, 11/15/2025	3,091,486
2,970,000	4.00%, 11/15/2026	2,960,799
1,000,000	5.00%, 11/15/2026	1,021,733
4,300,000	5.00%, 11/15/2027	4,410,319
	Illinois Finance Auth, IL, Rev
1,000,000	5.00%, 11/15/2023	1,000,183
700,000	5.00%, 10/01/2028	714,863
1,000,000	5.00%, 11/15/2028	1,008,017
2,650,000	5.00%, 11/15/2031	2,653,094
2,500,000	5.00%, 11/15/2033	2,500,569
2,135,000	5.00%, 11/15/2034	2,138,248
1,045,000	5.00%, 08/15/2035	1,083,679
3,035,000	5.00%, 05/15/2050	3,036,175
	Illinois Housing Dev Auth, IL, Rev, (GNMA/FNMA/FHLMC Insured)
4,790,000	4.00%, 08/01/2048	4,665,887
4,640,000	5.50%, 10/01/2053	4,759,661
1,745,000	5.75%, 10/01/2053	1,796,120
1,000,000	Illinois State Toll Highway Auth, IL, Rev 5.00%, 01/01/2027	1,000,719
	Kane Cook & DuPage Counties School Dist No. U-46 Elgin, IL, GO
4,200,000	5.00%, 01/01/2031	4,197,759
1,700,000	5.00%, 01/01/2034	1,695,693
1,700,000	5.00%, 01/01/2035	1,702,926
	Kane McHenry Cook & De Kalb Counties Unit School Dist No. 300, IL, GO
1,875,000	5.00%, 01/01/2027	1,885,897
2,000,000	5.00%, 01/01/2029	2,039,068
	Kendall Kane & Will Counties Community Unit School Dist No. 308, IL, GO, (AGM Insured)
1,150,000	5.00%, 02/01/2025	1,162,530
4,000,000	5.00%, 02/01/2026	4,075,073
1,665,000	5.00%, 02/01/2034	1,688,651
	Metropolitan Pier & Exposition Auth, IL, Rev, (NATL Insured)
4,000,000	0.00%, 12/15/2024(4)	3,799,693
2,000,000	0.00%, 06/15/2027(4)	1,701,343
3,895,000	0.00%, 12/15/2042(4)(6)	2,416,008
2,980,000	4.00%, 12/15/2042	2,470,225
1,000,000	5.00%, 12/15/2035	1,006,101
	Metropolitan Water Reclamation Dist of Greater Chicago, IL, GO
1,000,000	4.00%, 12/01/2051	810,824
1,635,000	5.00%, 12/01/2025	1,669,312
	Railsplitter Tobacco Settlement Auth, IL, Rev
1,000,000	5.00%, 06/01/2026	1,023,849
1,940,000	5.00%, 06/01/2027	1,986,268
	Regional Transportation Auth, IL, Rev
600,000	5.00%, 06/01/2035	611,163
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Illinois - 13.8% - (continued)
$ 3,085,000	6.00%, 07/01/2024	$ 3,126,565
	Sales Tax Securitization Corp., IL, Rev
1,000,000	5.00%, 01/01/2025	1,011,078
7,900,000	5.00%, 01/01/2026	8,041,919
2,560,000	5.00%, 01/01/2029	2,662,569
5,545,000	5.00%, 01/01/2030	5,784,347
2,775,000	5.00%, 01/01/2033	2,935,416
1,650,000	5.00%, 01/01/2036	1,684,855
1,520,000	5.00%, 01/01/2037	1,535,496
1,185,000	State of Illinois Sales Tax, IL, Rev 5.00%, 06/15/2024	1,191,078
	State of Illinois, IL, GO
3,500,000	5.00%, 11/01/2024	3,520,626
4,785,000	5.00%, 11/01/2025	4,844,103
1,985,000	5.00%, 02/01/2026	1,984,728
2,000,000	5.00%, 10/01/2026	2,036,205
6,540,000	5.00%, 11/01/2026	6,662,084
1,250,000	5.00%, 02/01/2027	1,275,489
5,000,000	5.00%, 10/01/2027	5,120,139
2,715,000	5.00%, 11/01/2028	2,775,518
1,215,000	5.00%, 03/01/2029	1,252,272
950,000	5.00%, 05/01/2033	929,062
5,240,000	5.00%, 12/01/2034	5,275,146
3,460,000	5.00%, 03/01/2046	3,247,791
3,780,000	5.50%, 03/01/2042	3,841,846
		230,098,945
	Indiana - 1.1%
1,913,421	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	1,586,936
12,815,000	City of Whiting, IN, Rev 4.40%, 11/01/2045	12,188,842
1,000,000	Indiana Finance Auth, IN, Rev 5.00%, 12/01/2029	1,009,824
1,175,000	Indiana Housing & Community Dev Auth, IN, Rev, (GNMA Insured) 3.25%, 07/01/2049	1,126,423
	Indiana Municipal Power Agency, IN, Rev
870,000	5.00%, 01/01/2033	903,187
180,000	5.00%, 01/01/2034	186,681
	Indianapolis Local Public Improvement Bond Bank, IN, Rev
1,000,000	5.00%, 01/01/2029	995,744
1,000,000	5.00%, 01/01/2031	997,464
		18,995,101
	Iowa - 0.3%
650,000	Iowa Student Loan Liquidity Corp., IA, Rev 5.00%, 12/01/2024	652,053
5,265,000	Iowa Tobacco Settlement Auth, IA, Rev 4.00%, 06/01/2049	4,690,844
		5,342,897
	Kansas - 0.2%
	Wyandotte County-Kansas City, Unified Government Utility System, KS, Rev
1,000,000	5.00%, 09/01/2025	1,007,180
1,390,000	5.00%, 09/01/2028	1,409,111
		2,416,291
	Kentucky - 0.8%
4,750,000	County of Trimble, KY, Rev 1.30%, 09/01/2044	4,011,894
	Kentucky Bond Dev Corp., KY, Rev
1,000,000	5.00%, 09/01/2032	1,045,434
1,100,000	5.00%, 09/01/2033	1,147,552
1,200,000	5.00%, 09/01/2034	1,251,907
1,025,000	5.00%, 09/01/2035	1,063,844

The accompanying notes are an integral part of these financial statements.
96

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Kentucky - 0.8% - (continued)
$ 1,380,000	Kentucky Economic Dev Finance Auth, KY, Rev, (AGM Insured) 5.00%, 12/01/2047	$ 1,312,058
4,000,000	Kentucky Public Energy Auth, KY, Rev 4.00%, 01/01/2049	3,949,802
		13,782,491
	Louisiana - 1.2%
2,000,000	City of Shreveport Water & Sewer, LA, Rev, (AGM Insured) 5.00%, 12/01/2027	2,028,649
1,965,000	East Baton Rouge Sewerage Commission, LA, Rev 1.30%, 02/01/2041	1,620,439
915,000	Louisiana Housing Corp., LA, Rev 4.50%, 12/01/2047	903,646
	Louisiana Local Government Environmental Facs & Community Dev Auth, LA, Rev
975,000	5.75%, 11/15/2030	926,816
1,155,000	6.00%, 11/15/2030	1,113,942
1,750,000	6.00%, 11/15/2035	1,619,873
	New Orleans Aviation Board, LA, Rev
750,000	5.00%, 01/01/2026	755,897
500,000	5.00%, 01/01/2027	505,203
1,250,000	5.00%, 01/01/2034	1,229,573
3,740,000	Parish of St John the Baptist, LA, Rev 2.38%, 06/01/2037	3,489,878
	Regional Transit Auth Sales Tax, LA, Rev, (AGM Insured)
1,815,000	5.00%, 01/01/2026	1,852,509
1,220,000	5.00%, 01/01/2027	1,256,936
2,950,000	State of Louisiana Gasoline & Fuels Tax, LA, Rev 4.22%, 05/01/2043, 1 mo. USD SOFR + 0.50%(3)	2,879,959
		20,183,320
	Maine - 0.2%
1,000,000	Finance Auth of Maine, ME, Rev, (AGM Insured) 5.00%, 12/01/2023	1,000,374
675,000	Maine Health & Higher Educational Facs Auth, ME, Rev, (AGM Insured) 5.00%, 07/01/2024	678,882
1,505,000	Maine State Housing Auth, ME, Rev 4.00%, 11/15/2050	1,463,938
		3,143,194
	Maryland - 0.0%
480,000	County of Howard, MD, Tax Allocation 4.00%, 02/15/2028(2)	459,336
	Massachusetts - 2.1%
1,000,000	Massachusetts Clean Water Trust, MA, Rev 5.00%, 02/01/2024	1,002,960
	Massachusetts Dev Finance Agency, MA, Rev
1,000,000	4.00%, 10/01/2024(2)	985,549
1,000,000	4.00%, 10/01/2025(2)	969,720
635,000	4.00%, 10/01/2026(2)	605,711
165,000	4.00%, 07/15/2036	162,174
3,760,000	4.69%, 07/01/2049, SIFMA Municipal Swap Index + 0.60%(2)(3)	3,721,634
1,000,000	5.00%, 07/01/2025	1,012,164
1,720,000	5.00%, 07/01/2028	1,759,030
1,850,000	5.00%, 07/01/2029	1,856,714
3,350,000	5.00%, 07/01/2030	3,364,480
955,000	5.00%, 07/01/2031	933,245
2,760,000	5.00%, 07/01/2035	2,765,934
1,500,000	5.00%, 07/15/2040	1,612,387
1,000,000	5.25%, 07/01/2048	963,780
1,175,000	5.25%, 07/01/2052	1,118,257
	Massachusetts Educational Financing Auth, MA, Rev
500,000	5.00%, 01/01/2025	502,709
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Massachusetts - 2.1% - (continued)
$ 1,030,000	5.00%, 07/01/2026	$ 1,037,598
1,050,000	5.00%, 07/01/2027	1,057,060
1,125,000	5.00%, 07/01/2030	1,139,003
1,250,000	5.00%, 07/01/2031	1,265,371
3,400,000	Massachusetts Health & Educational Facs Auth, MA, Rev 4.05%, 07/01/2027	3,400,000
	Massachusetts Housing Finance Agency, MA, Rev
400,000	3.25%, 06/01/2024	397,001
3,000,000	5.50%, 12/01/2052	3,053,076
200,000	Massachusetts School Building Auth, MA, Rev 5.00%, 11/15/2030	205,832
		34,891,389
	Michigan - 2.2%
5,000,000	Great Lakes Water Auth, Water Supply System, MI, Rev 5.00%, 07/01/2029	5,076,025
	Michigan Finance Auth, MI, Rev
1,000,000	4.00%, 12/01/2047	829,335
1,000,000	5.00%, 07/01/2027	1,012,964
1,000,000	5.00%, 07/01/2028	1,012,804
1,000,000	5.00%, 07/01/2029	1,005,359
2,700,000	5.00%, 10/01/2030	2,712,214
2,555,000	5.00%, 06/01/2033	2,568,574
1,000,000	5.00%, 06/01/2034	1,005,313
915,000	5.00%, 11/01/2034	947,859
1,000,000	5.00%, 11/01/2035	1,031,928
1,000,000	5.00%, 11/01/2036	1,028,882
1,000,000	5.00%, 11/01/2038	1,011,528
1,000,000	Michigan State Building Auth, MI, Rev 5.00%, 04/15/2027	1,025,798
	Michigan State Hospital Finance Auth, MI, Rev
1,505,000	4.00%, 11/15/2031	1,450,497
345,000	4.00%, 11/15/2032	332,748
2,830,000	5.00%, 11/15/2047	2,731,205
	Michigan State Housing Dev Auth, MI, Rev
1,765,000	4.25%, 12/01/2049	1,729,057
5,105,000	5.75%, 06/01/2054	5,246,570
2,620,000	Michigan Strategic Fund, MI, Rev 3.88%, 06/01/2053	2,444,154
370,000	State of Michigan, MI, Rev 5.00%, 03/15/2027	383,830
2,465,000	Wayne County Airport Auth, MI, Rev 5.00%, 12/01/2030	2,458,026
		37,044,670
	Minnesota - 0.5%
1,180,000	Duluth Independent School Dist No. 709, MN, COP, (SD CRED PROG Insured) 4.00%, 02/01/2027	1,162,516
1,919,204	Freddie Mac Multifamily ML Certificates, MN, Rev 2.54%, 06/25/2037	1,428,157
	Minneapolis-St Paul Metropolitan Airports Commission, MN, Rev
1,000,000	5.00%, 01/01/2035	1,013,959
1,000,000	5.00%, 01/01/2036	1,008,744
1,000,000	5.00%, 01/01/2037	979,730
1,750,000	Minnesota Higher Education Facs Auth, MN, Rev 4.00%, 10/01/2046	1,444,124
	Minnesota Housing Finance Agency, MN, Rev, (GNMA/FNMA/FHLMC Insured)
280,000	1.45%, 07/01/2024	274,356
340,000	1.55%, 07/01/2025	323,399
		7,634,985
	Mississippi - 0.4%
	State of Mississippi Gaming Tax, MS, Rev
1,000,000	5.00%, 10/15/2025	1,014,345

The accompanying notes are an integral part of these financial statements.
97

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Mississippi - 0.4% - (continued)
$ 2,450,000	5.00%, 10/15/2029	$ 2,469,676
2,600,000	5.00%, 10/15/2037	2,596,138
		6,080,159
	Missouri - 0.2%
	City of St Louis Airport, MO, Rev
540,000	5.00%, 07/01/2030	548,784
1,000,000	5.00%, 07/01/2047	972,048
1,255,000	St Louis County Industrial Dev Auth, MO, Rev 5.00%, 09/01/2026	1,232,874
1,000,000	Stone Canyon Community Improvement Dist, MO, Rev 5.75%, 04/01/2027(5)	90,000
		2,843,706
	Montana - 0.2%
	Montana Board of Housing, MT, Rev
310,000	3.50%, 12/01/2042	304,708
1,175,000	4.00%, 12/01/2043	1,155,126
2,500,000	Montana Facs Finance Auth, MT, Rev 5.00%, 02/15/2028	2,518,594
		3,978,428
	Nebraska - 1.1%
	Central Plains Energy Project, NE, Rev
1,000,000	4.00%, 12/01/2049	983,741
210,000	5.00%, 09/01/2025	210,247
3,325,000	5.00%, 09/01/2028	3,324,160
1,530,000	5.00%, 09/01/2033	1,519,484
3,890,000	5.00%, 09/01/2042	3,653,620
5,115,000	5.00%, 05/01/2054	5,088,477
4,300,000	County of Washington, NE, Rev 0.90%, 09/01/2030	4,041,736
		18,821,465
	Nevada - 0.8%
	City of Las Vegas Special Improvement Dist Nos 808 & 810, NV, Special Assessment
255,000	5.00%, 06/01/2027	255,169
275,000	5.00%, 06/01/2028	275,125
490,000	5.00%, 06/01/2029	488,786
	City of North Las Vegas, NV, Special Assessment
445,000	4.50%, 06/01/2039	396,243
685,000	4.63%, 06/01/2043	598,764
925,000	4.63%, 06/01/2049	774,502
	City of Reno, NV, Rev
250,000	5.00%, 06/01/2024	250,388
250,000	5.00%, 06/01/2026	252,238
	Clark County School Dist, NV, GO
830,000	5.00%, 06/15/2026	847,184
1,000,000	5.00%, 06/15/2028	1,037,885
	Las Vegas Convention & Visitors Auth, NV, Rev
1,900,000	5.00%, 07/01/2029	1,942,328
400,000	5.00%, 07/01/2031	402,248
365,000	5.00%, 07/01/2032	367,052
300,000	5.00%, 07/01/2033	301,588
475,000	5.00%, 07/01/2034	477,422
2,995,000	5.00%, 07/01/2037	3,106,927
750,000	5.00%, 07/01/2043	753,180
		12,527,029
	New Hampshire - 0.1%
1,320,000	New Hampshire Business Finance Auth, NH, Rev 4.00%, 01/01/2041	1,000,753
	New Jersey - 1.7%
	New Jersey Economic Dev Auth, NJ, Rev
1,295,000	5.00%, 03/01/2028	1,344,479
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	New Jersey - 1.7% - (continued)
$ 1,000,000	5.00%, 11/01/2032	$ 1,057,816
1,500,000	5.00%, 11/01/2033	1,578,333
1,285,000	5.00%, 11/01/2034	1,345,069
830,000	New Jersey Educational Facs Auth, NJ, Rev, (AGM Insured) 4.00%, 07/01/2050	662,431
	New Jersey Higher Education Student Assistance Auth, NJ, Rev
1,420,000	5.00%, 12/01/2025	1,430,312
1,000,000	5.00%, 12/01/2026	1,007,155
	New Jersey Transportation Trust Fund Auth, NJ, Rev, (AGM Insured)
5,000,000	0.00%, 12/15/2032(4)	3,319,912
1,000,000	5.00%, 12/15/2023	1,001,148
1,610,000	5.00%, 12/15/2024	1,626,462
1,000,000	5.00%, 06/15/2034	1,049,290
1,000,000	5.00%, 06/15/2035	1,043,736
1,445,000	5.00%, 06/15/2038	1,478,393
	New Jersey Turnpike Auth, NJ, Rev
3,365,000	4.00%, 01/01/2042	3,007,225
2,725,000	5.25%, 01/01/2026	2,801,955
1,000,000	Newark Board of Education, NJ, GO, (BAM School Board Reserve Fund Insured) 4.00%, 07/15/2034	948,772
2,870,000	Tobacco Settlement Financing Corp., NJ, Rev 5.00%, 06/01/2029	2,962,257
		27,664,745
	New Mexico - 0.4%
1,295,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2049	967,888
	New Mexico Mortgage Finance Auth, NM, Rev, (GNMA/FNMA/FHLMC Insured)
1,725,000	4.25%, 03/01/2053	1,669,376
3,090,000	6.50%, 09/01/2054(1)	3,292,851
		5,930,115
	New York - 12.8%
785,000	City of New York, NY, GO 4.00%, 03/01/2038	717,863
7,500,000	Long Island Power Auth, NY, Rev 0.85%, 09/01/2050	6,998,030
	Metropolitan Transportation Auth, NY, Rev, (AGM Insured)
370,000	0.00%, 11/15/2027(4)	307,694
1,000,000	5.00%, 11/15/2030	1,026,382
1,025,000	5.00%, 11/15/2032	1,063,576
4,000,000	5.00%, 11/15/2034	4,004,105
845,000	5.00%, 11/15/2036	854,477
9,005,000	5.00%, 11/15/2045	9,129,731
1,025,000	5.00%, 11/15/2048	988,637
4,730,000	5.00%, 11/15/2052	4,466,598
1,335,000	New York City Housing Dev Corp., NY, Rev 4.50%, 02/15/2048	1,311,488
2,750,000	New York City Industrial Dev Agency, NY, Rev, (AGM Insured) 3.00%, 01/01/2039	2,072,127
3,335,000	New York City Municipal Water Finance Auth, NY, Rev 5.00%, 06/15/2044	3,390,451
1,000,000	New York City Transitional Finance Auth Building Aid, NY, Rev, (State Aid Withholding Insured) 5.00%, 07/15/2026	1,020,064
	New York City Transitional Finance Auth, Future Tax Secured, NY, Rev
3,000,000	4.00%, 11/01/2036	2,825,174
1,525,000	4.00%, 11/01/2037	1,405,993
3,460,000	4.00%, 05/01/2038	3,156,529

The accompanying notes are an integral part of these financial statements.
98

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	New York - 12.8% - (continued)
$ 2,995,000	5.00%, 05/01/2036	$ 3,100,077
	New York City Transitional Finance Auth, NY, Rev
5,000,000	5.00%, 05/01/2035	5,391,781
4,000,000	5.00%, 05/01/2036	4,290,456
2,800,000	5.00%, 05/01/2037	2,969,429
	New York Liberty Dev Corp., NY, Rev
2,370,000	0.95%, 11/15/2027	1,975,773
2,145,000	1.20%, 11/15/2028	1,751,963
2,035,000	2.75%, 02/15/2044	1,350,669
14,775,000	5.00%, 11/15/2044(2)	13,184,109
2,300,000	5.15%, 11/15/2034(2)	2,170,378
	New York State Dormitory Auth, NY, Rev
27,275,000	3.00%, 03/15/2041	20,214,525
1,000,000	5.00%, 03/15/2030	1,002,737
2,500,000	5.00%, 03/15/2033	2,554,946
3,800,000	5.00%, 03/15/2035	3,932,688
4,000,000	5.00%, 03/15/2043	4,004,418
33,000,000	New York State Housing Finance Agency, NY, Rev 3.95%, 11/15/2037	33,000,000
1,000,000	New York State Thruway Auth, NY, Rev 4.00%, 01/01/2037	914,092
	New York State Urban Dev Corp., NY, Rev
10,000,000	4.00%, 03/15/2037	9,459,244
5,000,000	4.00%, 03/15/2038	4,630,575
	New York Transportation Dev Corp., NY, Rev
1,350,000	5.00%, 12/01/2023	1,350,118
265,000	5.00%, 12/01/2025	265,882
3,700,000	5.00%, 12/01/2030	3,745,865
3,870,000	5.00%, 12/01/2033	3,899,500
1,000,000	5.00%, 12/01/2036	994,994
3,335,000	6.00%, 04/01/2035(1)	3,449,507
	Port Auth of New York & New Jersey, NY, Rev
2,750,000	5.00%, 10/15/2025	2,766,832
1,000,000	5.00%, 10/15/2028	1,011,003
1,000,000	5.00%, 01/15/2036	1,025,603
1,500,000	5.00%, 12/01/2036	1,525,816
1,125,000	5.00%, 01/15/2037	1,139,858
1,460,000	5.00%, 12/01/2037	1,466,017
1,000,000	5.00%, 01/15/2038	999,124
4,500,000	5.00%, 11/01/2038	4,496,249
1,000,000	5.00%, 12/01/2038	999,123
1,455,000	5.00%, 08/01/2039	1,447,444
1,880,000	5.25%, 08/01/2040	1,908,418
	State of New York Mortgage Agency, NY, Rev
1,000,000	3.15%, 04/01/2024	994,959
1,330,000	3.25%, 10/01/2024	1,315,243
	Syracuse Industrial Dev Agency, NY, Rev
320,000	5.00%, 01/01/2029	231,509
2,635,000	5.00%, 01/01/2031	1,897,873
2,340,000	Town of Oyster Bay, NY, GO, (BAM Insured) 5.00%, 08/15/2024	2,362,201
	Triborough Bridge & Tunnel Auth, NY, Rev
1,325,000	0.00%, 11/15/2031(4)	915,923
3,750,000	5.00%, 11/15/2041	3,805,199
2,000,000	TSASC, Inc., NY, Rev 5.00%, 06/01/2026	2,029,868
	Westchester County Local Dev Corp., NY, Rev
3,420,000	2.88%, 07/01/2026(2)	3,222,532
3,950,000	3.20%, 07/01/2028(2)	3,607,633
		213,511,072
	North Carolina - 0.6%
1,375,000	North Carolina Housing Finance Agency, NC, Rev 4.00%, 07/01/2047	1,352,748
	North Carolina Medical Care Commission, NC, Rev
245,000	4.00%, 01/01/2026	235,608
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	North Carolina - 0.6% - (continued)
$ 565,000	5.00%, 01/01/2027	$ 549,522
795,000	5.00%, 01/01/2028	765,741
275,000	5.00%, 01/01/2029	262,802
1,050,000	5.00%, 01/01/2039	894,039
3,670,000	5.00%, 01/01/2044	3,228,134
	Raleigh Durham Airport Auth, NC, Rev
1,500,000	5.00%, 05/01/2027	1,524,634
1,000,000	5.00%, 05/01/2030	1,012,214
		9,825,442
	North Dakota - 0.1%
2,220,000	North Dakota Housing Finance Agency, ND, Rev 4.25%, 07/01/2049	2,183,561
	Ohio - 2.7%
	American Municipal Power, Inc., OH, Rev
1,000,000	4.00%, 02/15/2038	871,502
500,000	5.00%, 02/15/2025	507,063
300,000	5.00%, 02/15/2026	306,143
400,000	5.00%, 02/15/2027	411,911
	Buckeye Tobacco Settlement Financing Auth, OH, Rev
30,645,000	0.00%, 06/01/2057(4)	2,577,361
8,105,000	5.00%, 06/01/2055	6,630,153
380,000	County of Allen Hospital Facs, OH, Rev 5.00%, 12/01/2030	398,568
430,000	County of Hamilton Sales Tax, OH, Rev 5.00%, 12/01/2027	450,649
5,605,000	Ohio Air Quality Dev Auth, OH, Rev 4.00%, 09/01/2030	5,465,821
	Ohio Higher Educational Facs Commission, OH, Rev
3,200,000	5.00%, 07/01/2036	3,344,080
2,800,000	5.00%, 07/01/2037	2,893,604
	Ohio Housing Finance Agency, OH, Rev
1,445,000	3.00%, 03/01/2052	1,356,335
2,125,000	3.25%, 09/01/2052	2,002,839
3,575,000	4.50%, 03/01/2050	3,518,859
2,880,000	5.00%, 03/01/2052	2,876,183
4,965,000	5.75%, 03/01/2054	5,095,766
7,500,000	Southern Ohio Port Auth, OH, Rev 6.50%, 12/01/2030(2)	5,146,828
1,910,000	State of Ohio, OH, Rev 2.75%, 01/01/2052	1,798,644
		45,652,309
	Oklahoma - 0.3%
	Canadian County Educational Facs Auth, OK, Rev
2,680,000	5.00%, 09/01/2032	2,790,577
1,030,000	5.00%, 09/01/2033	1,070,586
	Oklahoma Dev Finance Auth, OK, Rev
935,000	5.25%, 08/15/2048	786,894
935,000	5.50%, 08/15/2057	798,497
		5,446,554
	Oregon - 2.4%
1,665,000	Benton & Linn Counties Consolidated School Dist No. 509J & 509A Corvallis, OR, GO, (School Board Guaranty Insured) 5.00%, 06/15/2038	1,705,895
	Clackamas & Washington Counties School Dist No. 3, OR, GO, (School Board Guaranty Insured)
2,500,000	0.00%, 06/15/2036(4)	1,281,621
405,000	0.00%, 06/15/2037(4)	194,250
500,000	0.00%, 06/15/2039(4)	208,549

The accompanying notes are an integral part of these financial statements.
99

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Oregon - 2.4% - (continued)
$ 8,200,000	Clackamas County School Dist No. 12 North Clackamas, OR, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2040(4)	$ 3,128,130
10,420,000	Columbia County School Dist No. 502, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2050(4)	2,277,833
625,000	Jackson County School Dist No. 4, OR, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2034(4)	376,939
1,105,000	Marion County School Dist No. 15 North Marion, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2037(4)	550,047
850,000	Multnomah & Clackamas Counties School Dist No. 10JT Gresham-Barlow, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(4)	390,712
2,500,000	Oregon Health & Science University, OR, Rev 4.00%, 07/01/2046	2,092,590
	Port of Portland Airport, OR, Rev
3,000,000	4.00%, 07/01/2035	2,801,630
4,000,000	4.00%, 07/01/2036	3,662,516
1,000,000	5.00%, 07/01/2031	997,083
750,000	5.00%, 07/01/2032	747,907
3,650,000	5.00%, 07/01/2035	3,696,074
2,200,000	5.00%, 07/01/2036	2,209,635
2,000,000	5.00%, 07/01/2037	1,997,105
1,790,000	5.00%, 07/01/2038	1,773,744
2,800,000	5.00%, 07/01/2044	2,698,484
	Salem Hospital Facs Auth, OR, Rev
910,000	5.00%, 05/15/2038	826,955
720,000	5.00%, 05/15/2048	600,496
3,395,000	State of Oregon Housing & Community Services Department, OR, Rev 4.50%, 01/01/2049	3,367,940
	Umatilla County School Dist No. 8R Hermiston, OR, GO, (School Board Guaranty Insured)
1,500,000	0.00%, 06/15/2036(4)	781,361
1,600,000	0.00%, 06/15/2037(4)	780,751
1,790,000	0.00%, 06/15/2038(4)	816,958
		39,965,205
	Pennsylvania - 4.6%
	Allegheny County Airport Auth, PA, Rev, (AGM Insured)
2,000,000	5.00%, 01/01/2035	2,030,667
1,000,000	5.25%, 01/01/2036	1,026,419
225,000	City of Philadelphia Redev Auth, PA, Rev 5.00%, 04/15/2025	226,762
	City of Philadelphia Water & Wastewater, PA, Rev
930,000	5.00%, 11/01/2029	963,159
1,690,000	5.00%, 09/01/2036	1,785,154
2,680,000	5.00%, 09/01/2037	2,812,695
1,135,000	5.00%, 09/01/2038	1,180,350
	City of Philadelphia, PA, GO
1,550,000	5.00%, 02/01/2033	1,616,849
1,555,000	5.00%, 02/01/2035	1,621,649
12,000,000	Coatesville School Dist, PA, GO, (BAM State Aid Withholding Insured) 5.25%, 11/15/2037	12,279,944
	Commonwealth Financing Auth, PA, Rev
4,230,000	5.00%, 06/01/2026	4,294,225
125,000	5.00%, 06/01/2028	128,584
1,070,000	5.00%, 06/01/2029	1,100,163
145,000	5.00%, 06/01/2031	148,480
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Pennsylvania - 4.6% - (continued)
$ 2,410,000	Harrisburg School Dist, PA, GO, (AGM State Aid Withholding Insured) 5.00%, 11/15/2026	$ 2,492,919
2,000,000	Hempfield Area School Dist, PA, GO, (AGM State Aid Withholding Insured) 5.00%, 03/15/2048	2,004,600
	Hospitals & Higher Education Facs Auth of Philadelphia, PA, Rev, (AGM Insured)
1,000,000	4.00%, 07/01/2039	879,842
2,290,000	5.00%, 07/01/2036	2,322,286
2,415,000	5.00%, 07/01/2037	2,425,954
	Lancaster County Hospital Auth, PA, Rev
635,000	5.00%, 07/01/2024	630,956
515,000	5.00%, 07/01/2025	506,678
	Lancaster Industrial Dev Auth, PA, Rev
1,250,000	4.00%, 07/01/2051	825,243
1,750,000	4.00%, 07/01/2056	1,115,212
3,000,000	Montgomery County Higher Education & Health Auth, PA, Rev 5.00%, 05/01/2047	2,839,821
	Montgomery County Industrial Dev Auth, PA, Rev
1,760,000	5.00%, 12/01/2044	1,630,207
2,455,000	5.00%, 12/01/2046	2,198,144
	Pennsylvania Higher Educational Facs Auth, PA, Rev
1,500,000	5.00%, 05/01/2025	1,514,312
920,000	5.00%, 05/01/2032	933,838
2,805,000	Pennsylvania Housing Finance Agency, PA, Rev 5.50%, 10/01/2053	2,856,598
	Pennsylvania Turnpike Commission, PA, Rev
500,000	5.00%, 12/01/2027	513,445
755,000	5.00%, 12/01/2042	757,063
1,885,000	5.25%, 12/01/2052	1,916,169
	Pittsburgh Water & Sewer Auth, PA, Rev, (AGM Insured)
195,000	5.00%, 09/01/2032	204,873
735,000	5.00%, 09/01/2034	771,032
	School Dist of Philadelphia, PA, GO, (State Aid Withholding Insured)
1,200,000	5.00%, 09/01/2024	1,207,160
2,415,000	5.00%, 09/01/2025	2,445,235
1,000,000	5.00%, 09/01/2026	1,024,687
1,000,000	5.00%, 09/01/2027	1,032,473
1,100,000	5.00%, 09/01/2031	1,130,043
1,060,000	5.00%, 09/01/2032	1,096,396
1,245,000	5.25%, 09/01/2036(1)	1,304,011
2,255,000	5.25%, 09/01/2037(1)	2,346,939
	School Dist of the City of Erie, PA, GO, (AGM State Aid Withholding Insured)
2,440,000	5.00%, 04/01/2028	2,518,951
105,000	5.00%, 04/01/2029	109,027
1,500,000	Wilkes-Barre Area School Dist, PA, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	1,432,623
		76,201,837
	Puerto Rico - 2.2%
19,135,754	Commonwealth of Puerto Rico, PR, GO 5.63%, 07/01/2027	19,462,972
	Puerto Rico Sales Tax Financing Corp., PR, Rev
6,331,000	0.00%, 07/01/2029(4)	4,866,176
10,000,000	4.33%, 07/01/2040	8,638,255
4,750,000	5.00%, 07/01/2058	4,146,787
		37,114,190

The accompanying notes are an integral part of these financial statements.
100

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Rhode Island - 0.6%
	Rhode Island Health & Educational Building Corp., RI, Rev, (AGM ST APPROP Insured)
$ 2,700,000	5.00%, 05/15/2027	$ 2,731,348
2,020,000	5.00%, 05/15/2028	2,075,858
2,000,000	5.00%, 05/15/2036	2,111,274
1,200,000	5.00%, 05/15/2038	1,235,952
	Rhode Island Student Loan Auth, RI, Rev
225,000	5.00%, 12/01/2027	229,396
1,000,000	5.00%, 12/01/2028	1,020,579
		9,404,407
	South Carolina - 1.9%
4,385,000	County of Lancaster, SC, Special Assessment 0.00%, 11/01/2039(4)	1,033,731
	South Carolina Jobs-Economic Dev Auth, SC, Rev
4,355,000	5.00%, 05/01/2029	4,408,779
1,375,000	5.00%, 05/01/2048	1,301,966
	South Carolina Ports Auth, SC, Rev
1,420,000	4.00%, 07/01/2034	1,313,660
1,240,000	5.00%, 07/01/2029	1,270,215
1,100,000	5.00%, 07/01/2030	1,126,138
5,090,000	5.00%, 07/01/2031	5,190,166
1,000,000	5.00%, 07/01/2033	1,015,004
	South Carolina Public Service Auth, SC, Rev
3,000,000	4.00%, 12/01/2033	2,773,704
3,500,000	4.00%, 12/01/2036	3,144,498
1,000,000	5.00%, 12/01/2026	1,019,203
1,460,000	5.00%, 12/01/2031	1,496,851
1,400,000	5.00%, 12/01/2032	1,434,249
5,045,000	South Carolina State Housing Finance & Dev Auth, SC, Rev 5.75%, 01/01/2054	5,237,548
		31,765,712
	South Dakota - 0.7%
	South Dakota Housing Dev Auth, SD, Rev
3,790,000	3.00%, 11/01/2052	3,544,934
545,000	3.50%, 11/01/2046	537,462
280,000	4.00%, 11/01/2047	275,858
1,425,000	6.00%, 05/01/2054	1,473,538
6,000,000	6.00%, 11/01/2054	6,247,748
		12,079,540
	Tennessee - 0.9%
890,000	Chattanooga Health Educational & Housing Facs Board, TN, Rev 5.00%, 08/01/2044	840,456
	Metropolitan Government Nashville & Davidson County Health & Educational Facs Board, TN, Rev
2,940,000	5.00%, 07/01/2031	3,048,669
3,330,000	5.00%, 07/01/2033(1)	3,488,971
1,500,000	5.25%, 05/01/2048	1,498,302
	Metropolitan Nashville Airport Auth, TN, Rev
1,000,000	5.50%, 07/01/2038	1,036,304
1,000,000	5.50%, 07/01/2039	1,032,076
570,000	Tennessee Energy Acquisition Corp., TN, Rev 5.25%, 09/01/2026	571,653
	Tennessee Housing Dev Agency, TN, Rev
555,000	3.50%, 07/01/2045	543,948
1,575,000	3.50%, 01/01/2047	1,541,799
1,980,000	4.00%, 01/01/2049	1,939,909
		15,542,087
	Texas - 10.2%
	Arlington Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured)
1,000,000	5.00%, 08/15/2027	1,006,840
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Texas - 10.2% - (continued)
$ 2,505,000	5.00%, 08/15/2038	$ 2,581,711
	Central Texas Regional Mobility Auth, TX, Rev
720,000	4.00%, 01/01/2037	667,959
1,000,000	5.00%, 01/01/2033	1,047,630
1,000,000	5.00%, 01/01/2036	1,034,732
1,000,000	5.00%, 01/01/2046	973,619
1,500,000	Central Texas Turnpike System, TX, Rev 5.00%, 08/15/2037	1,443,282
1,000,000	City of Arlington, TX, Special Tax, (AGM Insured) 5.00%, 02/15/2034	1,004,413
	City of Austin Airport System, TX, Rev
595,000	5.00%, 11/15/2026	604,034
1,125,000	5.00%, 11/15/2028	1,130,006
560,000	5.00%, 11/15/2030	560,449
	City of Dallas Hotel Occupancy Tax, TX, Rev
2,015,000	4.00%, 08/15/2031	1,902,789
1,075,000	4.00%, 08/15/2033	996,895
1,250,000	4.00%, 08/15/2034	1,147,313
	City of Houston Hotel Occupancy Tax & Special, TX, Rev, (AGM-CR AMBAC Insured)
1,060,000	0.00%, 09/01/2025(4)	979,908
1,285,000	0.00%, 09/01/2030(4)	943,169
330,000	0.00%, 09/01/2033(4)	206,049
	City of San Antonio Electric & Gas Systems, TX, Rev
3,685,000	1.75%, 02/01/2049	3,457,429
1,965,000	5.00%, 02/01/2024	1,969,350
1,085,000	5.00%, 02/01/2035	1,148,189
1,355,000	5.00%, 02/01/2038	1,391,519
	Clear Creek Independent School Dist, TX, GO, (PSF-GTD Insured)
2,550,000	0.28%, 02/15/2038	2,469,366
3,530,000	3.60%, 02/15/2035	3,489,628
	Clifton Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured)
1,000,000	4.00%, 08/15/2029	988,787
1,050,000	4.00%, 08/15/2030	1,024,698
500,000	4.00%, 08/15/2031	486,257
	Cypress-Fairbanks Independent School Dist, TX, GO, (PSF-GTD Insured)
2,150,000	5.00%, 02/15/2036(1)	2,304,788
1,120,000	5.00%, 02/15/2037(1)	1,186,871
1,000,000	Dallas Area Rapid Transit, TX, Rev 5.00%, 12/01/2030	1,024,807
	Dallas Fort Worth International Airport, TX, Rev
1,000,000	5.00%, 11/01/2023	1,000,000
1,000,000	5.00%, 11/01/2024	1,010,219
10,000,000	5.00%, 11/01/2031	10,206,212
	Deer Park Independent School Dist, TX, GO, (PSF-GTD Insured)
485,000	5.00%, 08/15/2028(1)	511,349
520,000	5.00%, 08/15/2029(1)	552,679
2,500,000	5.00%, 08/15/2048(1)	2,526,258
6,885,000	Fort Bend Independent School Dist, TX, GO, (PSF-GTD Insured) 3.65%, 08/01/2052	6,848,165
9,000,000	Grand Parkway Transportation Corp., TX, Rev 5.00%, 10/01/2052	9,316,387
1,500,000	Grapevine-Colleyville Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 08/15/2027	1,525,078

The accompanying notes are an integral part of these financial statements.
101

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Texas - 10.2% - (continued)
$ 2,160,000	Harris County Industrial Dev Corp., TX, Rev 4.05%, 11/01/2050	$ 2,015,485
	Harris County-Houston Sports Auth, TX, Rev
2,640,000	5.00%, 11/15/2030	2,647,044
500,000	5.00%, 11/15/2032	500,338
2,950,000	5.00%, 11/15/2034	2,950,248
	Hidalgo County Regional Mobility Auth, TX, Rev
500,000	5.00%, 12/01/2034	496,510
1,000,000	5.00%, 12/01/2035	980,426
1,000,000	5.00%, 12/01/2036	968,130
	Kerrville Health Facs Dev Corp., TX, Rev
1,300,000	5.00%, 08/15/2024	1,305,312
1,500,000	5.00%, 08/15/2035	1,504,334
1,580,000	La Joya Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2025	1,584,620
6,670,000	Lower Colorado River Auth, TX, Rev, (AGM Insured) 5.00%, 05/15/2035	7,067,499
	New Hope Cultural Education Facs Finance Corp., TX, Rev
1,935,000	4.00%, 11/01/2055	1,355,921
3,375,000	5.00%, 11/01/2031	2,960,723
1,000,000	5.00%, 11/01/2046	718,589
	North Texas Tollway Auth, TX, Rev
10,000,000	4.13%, 01/01/2040	8,905,543
1,000,000	5.00%, 01/01/2030	1,001,556
1,200,000	5.00%, 01/01/2035	1,216,068
	Pasadena Independent School Dist, TX, GO, (PSF-GTD Insured)
1,500,000	5.00%, 02/15/2031	1,613,299
750,000	5.00%, 02/15/2033	819,640
1,000,000	5.00%, 02/15/2037	1,061,716
1,000,000	5.00%, 02/15/2038	1,048,375
250,000	5.00%, 02/15/2048	254,254
1,000,000	Prosper Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2031	1,069,621
	Sherman Independent School Dist, TX, GO, (PSF-GTD Insured)
4,000,000	5.00%, 02/15/2041	4,135,088
3,510,000	5.00%, 02/15/2042	3,610,481
4,490,000	5.00%, 02/15/2043	4,610,082
	Southwest Independent School Dist, TX, GO, (PSF-GTD Insured)
1,000,000	5.00%, 02/01/2031(1)	1,070,624
1,075,000	5.00%, 02/01/2034(1)	1,155,426
1,000,000	Spring Branch Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/01/2026	1,013,176
	State of Texas, TX, GO
1,500,000	4.00%, 08/01/2029	1,481,073
1,085,000	4.00%, 08/01/2030	1,060,461
19,870,000	4.15%, 06/01/2043	19,870,000
2,575,000	Tarrant County Cultural Education Facs Finance Corp., TX, Rev 5.00%, 10/01/2034	2,484,190
1,995,000	Texas Municipal Gas Acquisition & Supply Corp. I, TX, Rev 6.25%, 12/15/2026	2,033,444
	Texas Municipal Gas Acquisition & Supply Corp. III, TX, Rev
3,670,000	5.00%, 12/15/2030	3,583,716
3,230,000	5.00%, 12/15/2032	3,132,931
1,755,000	Texas Transportation Commission State Highway 249 System, TX, Rev 0.00%, 08/01/2038(4)	756,558
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Texas - 10.2% - (continued)
$ 1,080,000	Texas Transportation Commission State Highway Fund, TX, Rev 0.43%, 04/01/2025	$ 1,017,107
3,000,000	Waco Educational Finance Corp., TX, Rev 4.00%, 03/01/2051	2,354,847
		170,083,289
	Utah - 0.4%
490,000	County of Salt Lake, UT, Rev, (AMBAC Insured) 5.13%, 02/15/2033	495,393
	Utah Housing Corp., UT, Rev, (FHA Insured)
775,000	4.00%, 01/01/2045	764,528
5,000,000	6.00%, 07/01/2053	5,195,879
		6,455,800
	Vermont - 0.1%
	Vermont Housing Finance Agency, VT, Rev
145,000	4.00%, 11/01/2045	145,000
535,000	4.00%, 11/01/2046	523,842
750,000	4.00%, 05/01/2048	740,356
		1,409,198
	Virginia - 2.0%
	Arlington County Industrial Dev Auth, VA, Rev
880,000	5.00%, 07/01/2030	921,099
5,295,000	5.00%, 07/01/2053	5,476,914
7,545,000	Halifax County Industrial Dev Auth, VA, Rev 1.65%, 12/01/2041	7,384,082
1,875,000	Henrico County Economic Dev Auth, VA, Rev 5.00%, 10/01/2047	1,710,095
	Virginia Small Business Financing Auth, VA, Rev
3,000,000	4.00%, 01/01/2035	2,676,581
1,250,000	4.00%, 07/01/2035	1,110,487
1,000,000	4.00%, 01/01/2036	883,822
1,100,000	4.00%, 01/01/2037	958,621
1,470,000	5.00%, 01/01/2027	1,473,290
3,490,000	5.00%, 07/01/2034	3,529,239
5,000,000	5.00%, 01/01/2036	5,010,317
2,000,000	5.00%, 12/31/2042	1,939,318
1,000,000	5.00%, 12/31/2047	941,629
		34,015,494
	Washington - 0.5%
2,060,000	Chelan County Public Utility Dist No. 1, WA, Rev, (NATL Insured) 0.00%, 06/01/2028(4)	1,705,711
3,000,000	Port of Seattle, WA, Rev 5.00%, 05/01/2033	3,024,633
2,000,000	Washington Health Care Facs Auth, WA, Rev 5.00%, 03/01/2029	2,011,766
1,400,000	Washington State Housing Finance Commission, WA, Rev 5.00%, 01/01/2049(2)	990,607
		7,732,717
	West Virginia - 0.9%
	West Virginia Economic Dev Auth, WV, Rev
1,555,000	2.55%, 03/01/2040	1,537,994
13,000,000	3.75%, 12/01/2042	12,791,649
		14,329,643
	Wisconsin - 4.1%
	County of Milwaukee Airport, WI, Rev
1,790,000	5.00%, 12/01/2025	1,791,286
1,295,000	5.00%, 12/01/2034	1,317,203
1,360,000	5.00%, 12/01/2037	1,330,757
	Public Finance Auth, WI, Rev
8,335,000	3.70%, 10/01/2046	7,947,194
1,530,000	4.00%, 07/01/2050	1,208,334
2,165,000	4.00%, 10/01/2051	1,495,048
680,000	5.00%, 09/01/2025(2)	666,024

The accompanying notes are an integral part of these financial statements.
102

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Wisconsin - 4.1% - (continued)
$ 2,940,000	5.00%, 07/01/2035	$ 2,986,113
1,050,000	5.00%, 07/01/2036	1,060,582
2,875,000	5.00%, 10/01/2043(2)	2,349,893
2,340,000	5.00%, 10/01/2044	2,190,876
2,000,000	5.00%, 10/01/2048(2)	1,566,548
5,845,000	5.00%, 02/01/2052	5,061,246
3,350,000	5.00%, 02/01/2062	2,814,225
6,845,000	5.75%, 07/01/2053(2)	6,535,688
	University of Wisconsin Hospitals & Clinics, WI, Rev
1,060,000	4.00%, 04/01/2036	970,915
1,595,000	4.00%, 04/01/2039	1,414,366
1,350,000	Wisconsin Center Dist, WI, Rev, (AGM Insured) 0.00%, 12/15/2031(4)	931,842
	Wisconsin Health & Educational Facs Auth, WI, Rev
1,100,000	4.00%, 01/01/2047	632,367
1,200,000	4.00%, 08/15/2051	822,207
1,700,000	4.00%, 08/15/2055	1,133,281
1,670,000	4.00%, 01/01/2057	877,362
7,415,000	4.37%, 08/15/2054, SIFMA Municipal Swap Index + 0.18%(3)	7,256,138
3,000,000	5.00%, 11/15/2027	3,013,940
1,700,000	5.00%, 12/01/2028	1,703,674
7,275,000	5.00%, 11/01/2039	5,757,322
1,000,000	5.00%, 11/01/2054	688,268
730,000	Wisconsin Housing & Economic Dev Auth Home Ownership, WI, Rev 4.00%, 09/01/2045	722,389
1,205,000	Wisconsin Housing & Economic Dev Auth Housing, WI, Rev, (HUD SECT 8) 0.50%, 11/01/2050	1,146,917
		67,392,005
	Wyoming - 0.0%
475,000	Wyoming Community Dev Auth, WY, Rev 4.00%, 12/01/2046	467,854
	Total Municipal Bonds (cost $1,807,639,187)	$ 1,667,865,336
U.S. GOVERNMENT AGENCIES - 0.1%
	Mortgage-Backed Agencies - 0.1%
	Federal Home Loan Mortgage Corp. - 0.1%
2,856,555	3.15%, 10/15/2036	$ 2,221,126
	Total U.S. Government Agencies (cost $2,908,443)	$ 2,221,126
	Total Long-Term Investments (cost $1,810,547,630)	$ 1,670,086,462
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
$ 3,360,489	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $3,360,982; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $3,427,777		$ 3,360,489
	Total Short-Term Investments (cost $3,360,489)		$ 3,360,489
	Total Investments (cost $1,813,908,119)	100.5%	$ 1,673,446,951
	Other Assets and Liabilities	(0.5)%	(8,757,895)
	Total Net Assets	100.0%	$ 1,664,689,056
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $38,158,679 at October 31, 2023.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $50,651,375, representing 3.0% of net assets.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(4)	Security is a zero-coupon bond.
(5)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 1,667,865,336	$ —	$ 1,667,865,336	$ —
U.S. Government Agencies	2,221,126	—	2,221,126	—
Short-Term Investments	3,360,489	—	3,360,489	—
Total	$ 1,673,446,951	$ —	$ 1,673,446,951	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
103

Hartford Municipal Short Duration Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.9%
	Alabama - 4.7%
	Black Belt Energy Gas Dist, AL, Rev
$ 100,000	5.00%, 06/01/2027	$ 101,101
400,000	5.25%, 12/01/2027	404,222
300,000	5.25%, 12/01/2028	305,050
500,000	Lower Alabama Gas Dist, AL, Rev 5.00%, 09/01/2028	499,449
250,000	State of Alabama Docks Department, AL, Rev, (AGM Insured) 5.00%, 10/01/2024	250,875
350,000	State of Alabama Troy University, AL, Rev, (BAM Insured) 5.00%, 11/01/2024	353,406
		1,914,103
	Arizona - 0.5%
215,000	Tempe Industrial Dev Auth, AZ, Rev 4.00%, 12/01/2023	214,727
	California - 3.2%
130,000	Bay Area Toll Auth, CA, Rev 4.49%, 04/01/2056, SIFMA Municipal Swap Index + 0.30%(1)	126,007
	California Community Choice Financing Auth, CA, Rev
400,000	4.00%, 08/01/2025	396,125
95,000	5.00%, 12/01/2053	94,378
200,000	California Enterprise Dev Auth, CA, Rev 5.00%, 08/01/2025	201,181
40,000	California Public Finance Auth, CA, Rev 2.38%, 11/15/2028(2)	37,497
	City of Fontana, CA, Special Tax
100,000	3.00%, 09/01/2025	95,165
125,000	4.00%, 09/01/2026	122,228
120,000	4.00%, 09/01/2027	116,776
100,000	Foothill-Eastern Transportation Corridor Agency, CA, Rev 5.00%, 01/15/2027	101,446
		1,290,803
	Colorado - 1.7%
200,000	Colorado Health Facs Auth, CO, Rev 5.00%, 11/01/2028	205,432
70,000	E-470 Public Highway Auth, CO, Rev 3.91%, 09/01/2039, 1 mo. USD SOFR + 0.35%(1)	69,680
	Regional Transportation Dist, CO, Rev
325,000	5.00%, 01/15/2025	325,387
60,000	5.00%, 07/15/2025	60,511
30,000	University of Colorado, CO, Rev 2.00%, 06/01/2051	28,566
		689,576
	Connecticut - 1.2%
95,000	Connecticut Housing Finance Auth, CT, Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 05/15/2047	93,163
	Connecticut State Health & Educational Facs Auth, CT, Rev
230,000	1.10%, 07/01/2049	220,249
180,000	2.80%, 07/01/2048	173,560
		486,972
	Florida - 3.9%
250,000	Alachua County Health Facs Auth, FL, Rev 4.00%, 12/01/2023	249,874
175,000	Capital Projects Finance Auth, FL, Rev 5.00%, 10/01/2024	175,070
60,000	City of Pompano Beach, FL, Rev 1.45%, 01/01/2027	53,061
50,000	County of Miami-Dade Aviation, FL, Rev 5.00%, 10/01/2024	50,193
135,000	County of Osceola Transportation, FL, Rev 5.00%, 10/01/2025	135,596
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.9% - (continued)
	Florida - 3.9% - (continued)
$ 125,000	Florida Dev Finance Corp., FL, Rev 5.00%, 04/01/2025	$ 125,865
360,000	Miami-Dade County Expressway Auth, FL, Rev, (BAM-TCRS Insured) 5.00%, 07/01/2025	362,383
145,000	St Johns County Industrial Dev Auth, FL, Rev 4.00%, 12/15/2024	142,095
	Village Community Dev Dist No. 13, FL, Special Assessment
75,000	1.80%, 05/01/2026	69,664
125,000	2.63%, 05/01/2024	123,594
100,000	Village Community Dev Dist No. 15, FL, Special Assessment 4.25%, 05/01/2028(2)	97,405
		1,584,800
	Georgia - 4.4%
	Main Street Natural Gas, Inc., GA, Rev
65,000	4.00%, 12/01/2023	64,942
50,000	4.00%, 08/01/2049	49,519
855,000	4.00%, 03/01/2050	830,576
200,000	5.00%, 03/01/2026	201,309
300,000	5.50%, 09/15/2025	302,161
	Municipal Electric Auth of Georgia, GA, Rev
140,000	5.00%, 01/01/2024	140,132
100,000	5.00%, 07/01/2025	101,056
100,000	5.00%, 07/01/2029	104,830
		1,794,525
	Idaho - 0.3%
100,000	Idaho Health Facs Auth, ID, Rev 5.00%, 03/01/2027	102,648
	Illinois - 15.5%
40,000	Champaign County Community Unit School Dist No. 4 Champaign, IL, GO 0.00%, 01/01/2025(3)	37,959
	Chicago Board of Education, IL, GO, (NATL Insured)
150,000	0.00%, 12/01/2024(3)	142,186
110,000	5.50%, 12/01/2026	110,779
500,000	Chicago Midway International Airport, IL, Rev, (BAM Insured) 5.00%, 01/01/2029(4)	509,196
300,000	Chicago O'Hare International Airport, IL, Rev 5.00%, 01/01/2028	304,288
210,000	City of Chicago Wastewater Transmission, IL, Rev, (NATL Insured) 0.00%, 01/01/2024(3)	208,470
	Illinois Finance Auth, IL, Rev
295,000	5.00%, 11/15/2023	295,054
75,000	5.00%, 05/15/2050	75,029
100,000	Illinois Housing Dev Auth, IL, Rev, (GNMA/FNMA/FHLMC Insured) 5.75%, 10/01/2053	102,930
85,000	Illinois State Toll Highway Auth, IL, Rev 5.00%, 01/01/2037	85,114
100,000	Kane County School Dist No. 131 Aurora East Side, IL, GO, (AGM Insured) 5.00%, 12/01/2026	102,588
	Kendall Kane & Will Counties Community Unit School Dist No. 308, IL, GO, (AGM Insured)
225,000	0.00%, 02/01/2025(3)	213,086
205,000	5.00%, 02/01/2027	211,395
30,000	Metropolitan Pier & Exposition Auth, IL, Rev, (NATL Insured) 5.50%, 12/15/2023	30,025
80,000	Metropolitan Water Reclamation Dist of Greater Chicago, IL, GO 5.00%, 12/01/2024	80,841
200,000	Regional Transportation Auth, IL, Rev, (NATL Insured) 6.50%, 07/01/2026	207,949
	Sales Tax Securitization Corp., IL, Rev
150,000	5.00%, 01/01/2024	150,213
1,040,000	5.00%, 01/01/2026	1,058,683

The accompanying notes are an integral part of these financial statements.
104

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.9% - (continued)
	Illinois - 15.5% - (continued)
$ 120,000	5.00%, 01/01/2027	$ 123,310
	State of Illinois Sales Tax, IL, Rev
70,000	5.00%, 06/15/2026	70,996
400,000	5.00%, 06/15/2027	405,207
	State of Illinois, IL, GO
440,000	5.00%, 03/01/2024	440,779
300,000	5.00%, 11/01/2025	303,706
250,000	5.00%, 03/01/2026	253,597
740,000	5.00%, 11/01/2028	756,495
		6,279,875
	Indiana - 1.9%
250,000	Crown Point Multi School Building Corp., IN, Rev, (ST INTERCEPT Insured) 5.00%, 07/15/2024	251,767
500,000	Indianapolis Local Public Improvement Bond Bank, IN, Rev 5.00%, 01/01/2027	506,671
		758,438
	Kentucky - 0.5%
200,000	Kentucky Public Energy Auth, KY, Rev 4.00%, 01/01/2049	197,490
	Louisiana - 0.7%
170,000	Parish of St John the Baptist, LA, Rev 2.13%, 06/01/2037	167,091
100,000	State of Louisiana Gasoline & Fuels Tax, LA, Rev 4.22%, 05/01/2043, 1 mo. USD SOFR + 0.50%(1)	97,626
		264,717
	Maine - 0.6%
250,000	Maine Health & Higher Educational Facs Auth, ME, Rev, (AGM Insured) 5.00%, 07/01/2025	253,684
	Massachusetts - 2.7%
	Massachusetts Dev Finance Agency, MA, Rev
100,000	4.69%, 07/01/2049, SIFMA Municipal Swap Index + 0.60%(1)(2)	98,980
150,000	5.00%, 07/01/2024	150,706
770,000	5.00%, 07/01/2025	776,807
80,000	Massachusetts Educational Financing Auth, MA, Rev 5.00%, 07/01/2024	80,324
		1,106,817
	Michigan - 0.6%
235,000	Delton Kellogg Schools, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2026	241,921
	Mississippi - 0.7%
280,000	State of Mississippi Gaming Tax, MS, Rev 5.00%, 10/15/2026	284,035
	Nebraska - 2.1%
370,000	Central Plains Energy Project, NE, Rev 4.00%, 12/01/2049	363,984
100,000	County of Washington, NE, Rev 0.90%, 09/01/2030	93,994
95,000	Nebraska Investment Finance Auth, NE, Rev 4.00%, 09/01/2048	92,860
300,000	Nebraska Public Power Dist, NE, Rev 5.00%, 01/01/2026	306,575
		857,413
	Nevada - 1.3%
150,000	City of Reno Sales Tax, NV, Rev, (AGM Insured) 5.00%, 06/01/2024	150,531
	Clark County School Dist, NV, GO
100,000	5.00%, 06/15/2025	101,655
270,000	5.00%, 06/15/2026	277,499
		529,685
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.9% - (continued)
	New Hampshire - 0.5%
$ 220,000	New Hampshire Business Finance Auth, NH, Rev 4.00%, 01/01/2024	$ 219,470
	New Jersey - 3.3%
	New Jersey Economic Dev Auth, NJ, Rev
55,000	5.00%, 03/01/2028	57,101
100,000	5.00%, 11/01/2028	104,359
140,000	New Jersey Educational Facs Auth, NJ, Rev 5.00%, 07/01/2024	140,140
	New Jersey Transportation Trust Fund Auth, NJ, Rev
415,000	0.00%, 12/15/2026(3)	363,273
60,000	5.00%, 12/15/2023	60,069
40,000	5.00%, 12/15/2024	40,409
300,000	New Jersey Turnpike Auth, NJ, Rev, (AGM Insured) 5.25%, 01/01/2026	308,472
105,000	Newark Board of Education, NJ, GO, (School Board Reserve Fund Insured) 5.00%, 07/15/2024	105,619
100,000	State of New Jersey, NJ, GO 5.00%, 06/01/2025	101,724
70,000	Tobacco Settlement Financing Corp., NJ, Rev 5.00%, 06/01/2025	70,653
		1,351,819
	New Mexico - 2.3%
	New Mexico Mortgage Finance Auth, NM, Rev, (GNMA/FNMA/FHLMC Insured)
245,000	3.00%, 07/01/2052	228,485
320,000	3.00%, 03/01/2053	297,946
40,000	3.75%, 03/01/2048	38,902
315,000	3.75%, 01/01/2050	304,036
75,000	4.00%, 01/01/2049	73,293
		942,662
	New York - 6.4%
	Metropolitan Transportation Auth, NY, Rev
265,000	5.00%, 11/15/2024	268,334
150,000	5.00%, 11/15/2027	152,224
500,000	5.00%, 11/15/2034	500,513
180,000	New York Liberty Dev Corp., NY, Rev 0.95%, 11/15/2027	150,059
450,000	New York State Dormitory Auth, NY, Rev 5.00%, 03/15/2026	460,713
	New York Transportation Dev Corp., NY, Rev
310,000	5.00%, 12/01/2025	313,301
200,000	5.00%, 12/01/2026	201,203
500,000	Triborough Bridge & Tunnel Auth, NY, Rev 5.00%, 11/15/2028	531,028
		2,577,375
	North Dakota - 1.2%
	North Dakota Housing Finance Agency, ND, Rev
40,000	3.50%, 07/01/2046	39,039
470,000	3.75%, 07/01/2050	454,989
		494,028
	Ohio - 5.8%
	City of Cleveland Airport System, OH, Rev
150,000	5.00%, 01/01/2024	150,067
565,000	5.00%, 01/01/2027	570,879
425,000	County of Allen Hospital Facs, OH, Rev 5.00%, 10/01/2051	431,728
145,000	Ohio Air Quality Dev Auth, OH, Rev 4.00%, 09/01/2030	141,399
	Ohio Housing Finance Agency, OH, Rev
240,000	3.00%, 03/01/2052	225,274
400,000	5.75%, 03/01/2054	410,535
250,000	Ohio Turnpike & Infrastructure Commission, OH, Rev 5.00%, 02/15/2024	250,689

The accompanying notes are an integral part of these financial statements.
105

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.9% - (continued)
	Ohio - 5.8% - (continued)
$ 150,000	Southern Ohio Port Auth, OH, Rev 6.25%, 12/01/2025(2)	$ 105,838
70,000	State of Ohio, OH, Rev 2.75%, 01/01/2052	65,919
		2,352,328
	Oregon - 0.3%
60,000	Salem Hospital Facs Auth, OR, Rev 5.00%, 05/15/2025	59,580
55,000	State of Oregon Housing & Community Services Department, OR, Rev 3.50%, 07/01/2048	53,766
		113,346
	Pennsylvania - 3.0%
100,000	City of Philadelphia Redev Auth, PA, Rev 5.00%, 04/15/2025	100,783
250,000	Montgomery County Higher Education & Health Auth, PA, Rev 5.00%, 05/01/2024	250,723
50,000	Pennsylvania Economic Dev Financing Auth, PA, Rev 5.00%, 05/15/2025	50,637
470,000	Pennsylvania Higher Educational Facs Auth, PA, Rev 5.00%, 05/01/2025	474,484
235,000	Pennsylvania Housing Finance Agency, PA, Rev 3.00%, 10/01/2051	224,163
100,000	School Dist of Philadelphia, PA, GO, (State Aid Withholding Insured) 5.00%, 09/01/2029(4)	104,430
		1,205,220
	Puerto Rico - 2.1%
500,000	Commonwealth of Puerto Rico, PR, GO 5.63%, 07/01/2027	508,550
	Puerto Rico Sales Tax Financing Corp., PR, Rev
178,000	0.00%, 07/01/2024(3)	172,472
244,000	0.00%, 07/01/2029(3)	187,545
		868,567
	Rhode Island - 1.1%
	Rhode Island Student Loan Auth, RI, Rev
100,000	5.00%, 12/01/2023	100,037
350,000	5.00%, 12/01/2027	356,969
		457,006
	South Carolina - 0.7%
70,000	Piedmont Municipal Power Agency, SC, Rev 5.00%, 01/01/2024	70,061
150,000	South Carolina Jobs-Economic Dev Auth, SC, Rev 5.00%, 05/01/2024	150,354
65,000	South Carolina Public Service Auth, SC, Rev 5.00%, 12/01/2025	65,549
		285,964
	South Dakota - 0.6%
	South Dakota Housing Dev Auth, SD, Rev, (GNMA/FNMA/FHLMC Insured)
160,000	4.00%, 05/01/2039	157,704
85,000	6.00%, 05/01/2054	87,895
		245,599
	Tennessee - 2.4%
250,000	Chattanooga Health Educational & Housing Facility Board, TN, Rev 5.00%, 08/01/2025	251,852
100,000	Metropolitan Nashville Airport Auth, TN, Rev 5.00%, 07/01/2026	101,262
	Tennessee Housing Dev Agency, TN, Rev
455,000	1.25%, 01/01/2026	423,839
45,000	3.50%, 07/01/2045	44,104
65,000	3.50%, 01/01/2047	63,618
70,000	3.50%, 01/01/2048	68,396
		953,071
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.9% - (continued)
	Texas - 13.6%
$ 70,000	Big Sandy Independent School Dist/Upshur County, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2024	$ 70,213
	Central Texas Turnpike System, TX, Rev, (AMBAC Insured)
870,000	0.00%, 08/15/2026(3)	771,505
100,000	5.00%, 08/15/2024	100,409
250,000	City of Austin Airport System, TX, Rev 5.00%, 11/15/2025	251,767
350,000	City of Dallas Hotel Occupancy Tax, TX, Rev 4.00%, 08/15/2027	342,165
	City of Houston Hotel Occupancy Tax & Special, TX, Rev
40,000	4.00%, 09/01/2024	39,914
30,000	4.00%, 09/01/2026	29,954
1,000,000	City of Houston, TX, GO 5.00%, 03/01/2027	1,036,877
	City of San Antonio Electric & Gas Systems, TX, Rev
95,000	1.75%, 02/01/2049	89,133
145,000	5.00%, 02/01/2024	145,321
290,000	City of San Antonio, TX, GO 5.00%, 08/01/2024	292,397
100,000	Hidalgo County Regional Mobility Auth, TX, Rev 5.00%, 12/01/2028	100,784
500,000	North Texas Tollway Auth, TX, Rev 5.00%, 01/01/2027	515,588
300,000	San Antonio Water System, TX, Rev 1.00%, 05/01/2043	261,937
740,000	Texas Department of Housing & Community Affairs, TX, Rev, (GNMA Insured) 3.50%, 07/01/2052	699,556
350,000	Texas Municipal Gas Acquisition & Supply Corp. III, TX, Rev 5.00%, 12/15/2027	347,560
425,000	Texas Transportation Commission State Highway Fund, TX, Rev 0.43%, 04/01/2025	400,250
		5,495,330
	Utah - 0.3%
130,000	County of Salt Lake, UT, Rev, (AMBAC Insured) 5.13%, 02/15/2033	131,431
	Virginia - 0.5%
190,000	Halifax County Industrial Dev Auth, VA, Rev 1.65%, 12/01/2041	185,948
	Washington - 1.7%
500,000	Port of Seattle, WA, Rev 5.00%, 08/01/2028	511,679
195,000	Tobacco Settlement Auth, WA, Rev 5.00%, 06/01/2024	195,059
		706,738
	West Virginia - 1.2%
	West Virginia Economic Dev Auth, WV, Rev
55,000	2.55%, 03/01/2040	54,398
450,000	3.75%, 12/01/2042	442,788
		497,186
	Wisconsin - 4.4%
	Public Finance Auth, WI, Rev
500,000	3.30%, 10/01/2046	487,247
150,000	4.00%, 07/01/2025	147,989
225,000	4.00%, 07/01/2026	222,082
70,000	4.00%, 10/01/2027	66,321
250,000	5.00%, 07/01/2029(2)	251,084
	Wisconsin Health & Educational Facs Auth, WI, Rev
210,000	4.00%, 01/01/2025	203,284
180,000	4.37%, 08/15/2054, SIFMA Municipal Swap Index + 0.18%(1)	176,144

The accompanying notes are an integral part of these financial statements.
106

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.9% - (continued)
	Wisconsin - 4.4% - (continued)
$ 200,000	5.00%, 11/01/2025		$ 194,428
40,000	Wisconsin Housing & Economic Dev Auth Housing, WI, Rev, (HUD SECT 8) 0.50%, 11/01/2050		38,072
			1,786,651
	Total Municipal Bonds (cost $41,682,133)		$ 39,721,968
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
189,939	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $189,967; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $193,818		$ 189,939
	Total Short-Term Investments (cost $189,939)		$ 189,939
	Total Investments (cost $41,872,072)	98.4%	$ 39,911,907
	Other Assets and Liabilities	1.6%	639,484
	Total Net Assets	100.0%	$ 40,551,391
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $590,804, representing 1.5% of net assets.
(3)	Security is a zero-coupon bond.
(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $613,982 at October 31, 2023.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 39,721,968	$ —	$ 39,721,968	$ —
Short-Term Investments	189,939	—	189,939	—
Total	$ 39,911,907	$ —	$ 39,911,907	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
107

The Hartford Short Duration Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.0%
	Asset-Backed - Automobile - 1.0%
$ 1,000,000	Carvana Auto Receivables Trust 6.09%, 11/10/2026(1)	$ 998,453
2,145,397	CIG Auto Receivables Trust 1.49%, 08/12/2026(1)	2,124,817
	Credit Acceptance Auto Loan Trust
1,050,939	1.00%, 05/15/2030(1)	1,031,881
1,565,000	1.26%, 10/15/2030(1)	1,523,291
1,960,733	FHF Trust 4.43%, 01/18/2028(1)	1,921,361
3,600,000	Hertz Vehicle Financing LLC 1.21%, 12/26/2025(1)	3,430,745
696,677	JP Morgan Chase Bank NA - CACLN 0.89%, 12/26/2028(1)	677,842
	Lendbuzz Securitization Trust
1,863,687	1.46%, 06/15/2026(1)	1,774,344
4,285,000	7.50%, 12/15/2028(1)	4,284,639
690,996	Tricolor Auto Securitization Trust 6.48%, 08/17/2026(1)	688,788
		18,456,161
	Asset-Backed - Credit Card - 0.2%
3,000,000	Evergreen Credit Card Trust 5.61%, 07/15/2026(1)	2,969,424
	Asset-Backed - Finance & Insurance - 0.4%
6,450,000	Cologix Data Centers U.S. Issuer LLC 3.30%, 12/26/2051(1)	5,646,034
159,229	Ellington Financial Mortgage Trust 2.74%, 11/25/2059(1)(2)	145,769
312,562	FCI Funding LLC 1.13%, 04/15/2033(1)	301,179
255,063	Residential Mortgage Loan Trust 2.38%, 01/26/2060(1)(2)	241,133
		6,334,115
	Asset-Backed - Home Equity - 0.0%
93,130	Accredited Mortgage Loan Trust 5.15%, 01/25/2035, 1 mo. USD Term SOFR + 0.79%(3)	92,082
42,821	Morgan Stanley ABS Capital I, Inc. Trust 6.20%, 01/25/2035, 1 mo. USD Term SOFR + 0.87%(3)	42,756
		134,838
	Commercial Mortgage-Backed Securities - 1.7%
1,390,000	BBCMS Mortgage Trust 2.02%, 04/15/2053	1,225,210
1,916,025	BX Commercial Mortgage Trust 6.10%, 05/15/2038, 1 mo. USD Term SOFR + 0.77%(1)(3)	1,870,659
	Citigroup Mortgage Loan Trust, Inc.
623,149	3.25%, 03/25/2061(1)(2)	586,460
475,173	3.50%, 02/25/2058(1)(2)	452,757
2,360,000	CityLine Commercial Mortgage Trust 2.78%, 11/10/2031(1)(2)	2,165,300
4,358,388	CSMC Trust 2.26%, 08/15/2037(1)	3,943,427
2,900,000	FREMF Mortgage Trust 3.85%, 01/25/2048(1)(2)	2,804,697
4,235,000	GS Mortgage Securities Corp. Trust 2.75%, 02/10/2037(1)	3,945,457
1,416,191	JP Morgan Chase Commercial Mortgage Securities Trust 3.91%, 05/05/2030(1)	1,026,645
5,500,000	Morgan Stanley Capital I Trust 3.91%, 09/09/2032(1)	4,180,000
9,500,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	8,694,539
		30,895,151
	Other Asset-Backed Securities - 7.6%
	Affirm Asset Securitization Trust
347,451	1.07%, 08/15/2025(1)	341,743
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.0% - (continued)
	Other Asset-Backed Securities - 7.6% - (continued)
$ 99,387	1.90%, 01/15/2025(1)	$ 98,834
2,445,000	6.61%, 01/18/2028(1)	2,432,939
251,437	Amur Equipment Finance Receivables IX LLC 0.75%, 11/20/2026(1)	247,445
2,193,704	Apidos CLO XII Ltd. 6.74%, 04/15/2031, 3 mo. USD Term SOFR + 1.34%(1)(3)	2,189,659
2,461,317	Aqua Finance Trust 1.54%, 07/17/2046(1)	2,158,696
4,050,000	Atrium XIII 7.17%, 11/21/2030, 3 mo. USD Term SOFR + 1.76%(1)(3)	3,978,918
1,127,104	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	1,114,785
2,351,570	Benefit Street Partners CLO XII Ltd. 6.61%, 10/15/2030, 3 mo. USD Term SOFR + 1.21%(1)(3)	2,346,776
464,844	BHG Securitization Trust 5.32%, 10/17/2035(1)	461,312
5,000,000	BSPRT Issuer Ltd. 6.82%, 02/15/2037, 30 day USD SOFR Average + 1.50%(1)(3)	4,939,234
	Carlyle Global Market Strategies CLO Ltd.
1,427,644	6.63%, 04/17/2031, 3 mo. USD Term SOFR + 1.23%(1)(3)	1,420,490
3,824,497	6.66%, 07/20/2031, 3 mo. USD Term SOFR + 1.24%(1)(3)	3,805,746
1,000,000	7.06%, 04/17/2031, 3 mo. USD Term SOFR + 1.66%(1)(3)	980,242
1,144,103	CF Hippolyta Issuer LLC 2.28%, 07/15/2060(1)	1,009,881
	CIFC Funding Ltd.
3,500,335	6.72%, 04/20/2031, 3 mo. USD Term SOFR + 1.30%(1)(3)	3,491,637
3,182,308	6.78%, 01/22/2031, 3 mo. USD Term SOFR + 1.37%(1)(3)	3,175,947
4,745,000	6.81%, 07/15/2036, 3 mo. USD Term SOFR + 1.41%(1)(3)	4,720,710
2,470,000	6.98%, 01/15/2034, 3 mo. USD Term SOFR + 1.58%(1)(3)	2,462,499
	DB Master Finance LLC
7,123,125	2.05%, 11/20/2051(1)	6,234,522
976,320	4.02%, 05/20/2049(1)	916,394
1,014,682	Dryden 41 Senior Loan Fund 6.63%, 04/15/2031, 3 mo. USD Term SOFR + 1.23%(1)(3)	1,010,528
1,433,996	Falcon Aerospace Ltd. 3.60%, 09/15/2039(1)	1,297,722
4,501,046	FirstKey Homes Trust 1.27%, 10/19/2037(1)	4,079,438
1,494,410	GoldenTree Loan Management U.S. CLO 2 Ltd. 6.59%, 11/20/2030, 3 mo. USD Term SOFR + 1.17%(1)(3)	1,487,177
1,260,456	KKR CLO 11 Ltd. 6.84%, 01/15/2031, 3 mo. USD Term SOFR + 1.44%(1)(3)	1,257,806
1,131,609	KKR CLO 21 Ltd. 6.66%, 04/15/2031, 3 mo. USD Term SOFR + 1.26%(1)(3)	1,125,177
1,600,000	LCM 31 Ltd. 6.88%, 01/20/2032, 3 mo. USD Term SOFR + 1.46%(1)(3)	1,580,146
2,089,881	LCM XXIV Ltd. 6.66%, 03/20/2030, 3 mo. USD Term SOFR + 1.24%(1)(3)	2,078,946
	Marlette Funding Trust
208,660	1.06%, 09/15/2031(1)	207,405
4,869,224	1.30%, 12/15/2031(1)	4,774,760
5,000,000	MF1 Ltd. 6.68%, 02/19/2037, 1 mo. USD Term SOFR + 1.35%(1)(3)	4,901,230
3,465,748	Neuberger Berman Loan Advisers CLO 24 Ltd. 6.68%, 04/19/2030, 3 mo. USD Term SOFR + 1.28%(1)(3)	3,454,294
5,217,416	Neuberger Berman Loan Advisers CLO 25 Ltd. 6.59%, 10/18/2029, 3 mo. USD Term SOFR + 1.19%(1)(3)	5,188,323

The accompanying notes are an integral part of these financial statements.
108

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.0% - (continued)
	Other Asset-Backed Securities - 7.6% - (continued)
$ 1,239,670	Octagon Investment Partners XVI Ltd. 6.68%, 07/17/2030, 3 mo. USD Term SOFR + 1.28%(1)(3)	$ 1,232,584
	Palmer Square Loan Funding Ltd.
2,327,226	6.46%, 10/15/2029, 3 mo. USD Term SOFR + 1.06%(1)(3)	2,315,201
3,893,494	6.48%, 07/20/2029, 3 mo. USD Term SOFR + 1.06%(1)(3)	3,873,030
774,894	Progress Residential Trust 1.05%, 04/17/2038(1)	682,754
1,375,066	Sapphire Aviation Finance II Ltd. 3.23%, 03/15/2040(1)	1,171,199
1,010,000	SoFi Consumer Loan Program Trust 1.30%, 09/25/2030(1)	990,758
	Stack Infrastructure Issuer LLC
935,000	1.88%, 03/26/2046(1)	826,923
3,285,000	1.89%, 08/25/2045(1)	2,986,756
3,560,000	3.08%, 10/25/2044(1)	3,421,988
2,008,709	Symphony Static CLO I Ltd. 6.47%, 10/25/2029, 3 mo. USD Term SOFR + 1.09%(1)(3)	1,991,036
6,450,000	TCI-Symphony CLO Ltd. 6.68%, 10/13/2032, 3 mo. USD Term SOFR + 1.28%(1)(3)	6,398,503
	Vantage Data Centers Issuer LLC
7,080,000	1.65%, 09/15/2045(1)	6,412,417
4,875,000	2.17%, 10/15/2046(1)	4,250,341
2,467,708	3.19%, 07/15/2044(1)	2,403,326
5,450,000	Venture XV CLO Ltd. 6.84%, 07/15/2032, 3 mo. USD Term SOFR + 1.44%(1)(3)	5,406,171
	Voya CLO Ltd.
3,519,217	6.61%, 04/25/2031, 3 mo. USD Term SOFR + 1.23%(1)(3)	3,494,118
3,166,994	6.68%, 04/17/2030, 3 mo. USD Term SOFR + 1.28%(1)(3)	3,152,318
1,417,317	6.72%, 04/15/2031, 3 mo. USD Term SOFR + 1.32%(1)(3)	1,410,918
		133,391,702
	Whole Loan Collateral CMO - 7.1%
	Angel Oak Mortgage Trust
990,264	0.91%, 01/25/2066(1)(2)	787,247
4,082,635	0.95%, 07/25/2066(1)(2)	3,168,113
806,409	0.99%, 04/25/2053(1)(2)	723,669
1,574,271	1.04%, 01/20/2065(1)(2)	1,207,646
1,815,958	1.07%, 05/25/2066(1)(2)	1,473,774
3,457,445	1.46%, 09/25/2066(1)(2)	2,595,252
789,245	1.47%, 06/25/2065(1)(2)	718,861
1,411,917	1.69%, 04/25/2065(1)(2)	1,275,632
219,899	2.47%, 12/25/2059(1)(2)	202,690
	Arroyo Mortgage Trust
1,813,829	1.18%, 10/25/2048(1)(2)	1,401,765
1,042,669	2.96%, 10/25/2048(1)(2)	938,436
305,292	3.81%, 01/25/2049(1)(2)	279,498
	BRAVO Residential Funding Trust
612,008	0.94%, 02/25/2049(1)(2)	523,986
577,237	1.45%, 05/25/2060(1)(2)	540,941
	Bunker Hill Loan Depositary Trust
545,015	1.72%, 02/25/2055(1)(2)	515,768
500,746	2.72%, 11/25/2059(1)(4)	479,366
	COLT Mortgage Loan Trust
442,482	0.80%, 07/27/2054(1)	371,269
2,227,057	0.91%, 06/25/2066(1)(2)	1,695,301
1,580,249	0.92%, 08/25/2066(1)(2)	1,205,886
4,117,777	0.96%, 09/27/2066(1)(2)	3,114,333
5,130,875	1.11%, 10/25/2066(1)(2)	4,087,233
881,228	1.33%, 10/26/2065(1)(2)	765,438
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.0% - (continued)
	Whole Loan Collateral CMO - 7.1% - (continued)
$ 3,930,168	1.40%, 10/25/2066(1)(2)	$ 3,091,340
2,273	1.85%, 03/25/2065(1)(2)	2,256
1,845,440	COLT Pass-Through Certificates 0.86%, 05/25/2065(1)(2)	1,505,739
5,059,161	COLT Trust 1.39%, 01/25/2065(1)(2)	4,047,977
	CSMC Trust
2,090,933	0.81%, 05/25/2065(1)(2)	1,723,097
2,098,665	0.83%, 03/25/2056(1)(2)	1,601,391
3,227,613	1.02%, 04/25/2066(1)(2)	2,604,367
3,379,450	1.10%, 05/25/2066(1)(2)	2,681,770
3,022,050	1.17%, 07/25/2066(1)(2)	2,305,170
1,634,944	1.21%, 05/25/2065(1)(4)	1,437,898
3,889,422	2.00%, 01/25/2060(1)(2)	3,263,556
579,489	2.24%, 02/25/2050(1)(2)	530,840
	Deephaven Residential Mortgage Trust
480,289	0.72%, 05/25/2065(1)(2)	436,076
905,885	0.90%, 04/25/2066(1)(2)	727,532
	Ellington Financial Mortgage Trust
357,057	0.80%, 02/25/2066(1)(2)	286,982
791,483	0.93%, 06/25/2066(1)(2)	598,389
525,272	1.18%, 10/25/2065(1)(2)	458,158
	GCAT Trust
1,616,518	0.87%, 01/25/2066(1)(2)	1,256,730
1,853,108	1.04%, 05/25/2066(1)(2)	1,460,582
2,446,820	1.09%, 05/25/2066(1)(2)	1,925,921
3,570,209	1.09%, 08/25/2066(1)(2)	2,701,823
5,146,364	1.26%, 07/25/2066(1)(2)	3,963,858
1,744,153	1.47%, 04/25/2065(1)(2)	1,570,611
546,871	1.56%, 04/25/2065(1)(4)	488,250
353,225	2.25%, 01/25/2060(1)(4)	328,972
799,195	2.65%, 10/25/2068(1)(2)	742,951
	Imperial Fund Mortgage Trust
2,586,643	1.07%, 06/25/2056(1)(2)	2,057,234
2,129,772	1.07%, 09/25/2056(1)(2)	1,601,923
2,672,066	1.60%, 11/25/2056(1)(2)	2,103,438
2,138,611	IMS Ecuadorian Mortagage Trust 3.40%, 08/18/2043(1)	1,941,784
328,762	MetLife Securitization Trust 3.00%, 04/25/2055(1)(2)	297,492
	MFA Trust
1,095,644	0.85%, 01/25/2056(1)(2)	990,128
621,669	1.01%, 01/26/2065(1)(2)	545,869
1,049,436	1.03%, 11/25/2064(1)(2)	833,795
781,839	1.15%, 04/25/2065(1)(2)	677,567
472,179	1.48%, 03/25/2065(1)(2)	429,627
2,205,247	1.91%, 11/25/2056(1)(2)	1,783,128
	Mill City Mortgage Loan Trust
3,186,563	1.13%, 11/25/2060(1)(2)	2,912,654
1,535,693	2.75%, 07/25/2059(1)(2)	1,436,126
285,743	2.75%, 01/25/2061(1)(2)	277,691
217,169	3.25%, 05/25/2062(1)(2)	209,453
287,223	3.50%, 05/25/2058(1)(2)	280,586
621,017	3.50%, 08/25/2058(1)(2)	593,964
	New Residential Mortgage Loan Trust
371,218	0.94%, 10/25/2058(1)(2)	321,386
510,169	1.65%, 05/24/2060(1)(2)	471,645
785,433	2.46%, 01/26/2060(1)(2)	692,765
224,224	3.25%, 09/25/2056(1)(2)	197,741
311,101	3.50%, 12/25/2057(1)(2)	288,036
207,722	3.75%, 11/26/2035(1)(2)	190,245
148,453	3.75%, 03/25/2056(1)(2)	134,481
258,869	3.75%, 11/25/2056(1)(2)	232,941
710,200	3.88%, 09/25/2057(1)(2)	639,073
444,275	4.00%, 02/25/2057(1)(2)	406,796
444,409	4.00%, 03/25/2057(1)(2)	405,702
308,745	4.00%, 04/25/2057(1)(2)	282,639
389,384	4.00%, 05/25/2057(1)(2)	350,295

The accompanying notes are an integral part of these financial statements.
109

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.0% - (continued)
	Whole Loan Collateral CMO - 7.1% - (continued)
$ 368,536	4.00%, 12/25/2057(1)(2)	$ 339,758
927,310	6.19%, 01/25/2048, 1 mo. USD Term SOFR + 0.86%(1)(3)	896,708
	OBX Trust
1,050,677	1.05%, 07/25/2061(1)(2)	755,495
3,352,720	1.10%, 05/25/2061(1)(2)	2,439,186
688,018	3.50%, 12/25/2049(1)(2)	576,958
4,258,409	Onslow Bay Mortgage Loan Trust 1.96%, 10/25/2061(1)(2)	3,290,242
41,160	Sequoia Mortgage Trust 4.50%, 08/25/2048(1)(2)	39,881
4,976,618	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(2)	3,821,107
1,346,137	STAR Trust 1.22%, 05/25/2065(1)(2)	1,159,402
	Starwood Mortgage Residential Trust
2,139,778	1.13%, 06/25/2056(1)(2)	1,652,011
303,963	1.49%, 04/25/2065(1)(2)	280,061
111,957	2.28%, 02/25/2050(1)(2)	103,394
	Towd Point Mortgage Trust
2,254,944	1.75%, 10/25/2060(1)	1,927,212
88,226	2.75%, 10/25/2056(1)(2)	87,363
25,863	2.75%, 04/25/2057(1)(2)	25,721
112,760	2.75%, 07/25/2057(1)(2)	110,104
365,824	2.75%, 10/25/2057(1)(2)	346,638
3,882,241	2.90%, 10/25/2059(1)(2)	3,539,216
651,529	3.25%, 03/25/2058(1)(2)	621,707
1,549,902	TRK Trust 1.15%, 07/25/2056(1)(2)	1,287,065
	Verus Securitization Trust
1,485,149	0.82%, 10/25/2063(1)(2)	1,317,117
1,120,269	0.82%, 01/25/2066(1)(2)	924,030
1,379,570	0.92%, 02/25/2064(1)(2)	1,166,905
3,196,607	1.01%, 09/25/2066(1)(2)	2,537,125
1,196,790	1.02%, 04/25/2064(1)(2)	1,054,246
847,389	1.03%, 02/25/2066(1)(2)	694,692
658,065	1.50%, 05/25/2065(1)(4)	605,506
210,459	2.42%, 01/25/2060(1)(4)	196,708
231,791	3.64%, 11/25/2059(1)(4)	220,548
819,785	Visio Trust 1.28%, 05/25/2056(1)	741,570
		126,158,220
	Total Asset & Commercial Mortgage-Backed Securities (cost $357,613,209)	$ 318,339,611
CORPORATE BONDS - 53.9%
	Aerospace/Defense - 0.4%
	Boeing Co.
5,000,000	2.20%, 02/04/2026	$ 4,593,784
2,000,000	2.75%, 02/01/2026	1,861,184
790,000	HEICO Corp. 5.25%, 08/01/2028	762,452
		7,217,420
	Agriculture - 0.3%
5,000,000	BAT Capital Corp. 2.79%, 09/06/2024	4,864,406
	Apparel - 0.1%
2,520,000	PVH Corp. 4.63%, 07/10/2025	2,417,956
	Auto Manufacturers - 2.6%
	Ford Motor Credit Co. LLC
4,275,000	2.70%, 08/10/2026	3,830,472
3,185,000	3.37%, 11/17/2023	3,180,679
4,250,000	3.38%, 11/13/2025	3,972,610
2,800,000	4.06%, 11/01/2024	2,724,977
	General Motors Financial Co., Inc.
3,650,000	1.20%, 10/15/2024	3,479,672
2,500,000	1.25%, 01/08/2026	2,241,120
4,000,000	1.50%, 06/10/2026	3,530,861
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Auto Manufacturers - 2.6% - (continued)
$ 2,850,000	2.90%, 02/26/2025	$ 2,720,947
2,000,000	5.00%, 04/09/2027	1,913,345
	Hyundai Capital America
4,250,000	1.00%, 09/17/2024(1)	4,061,233
3,000,000	5.95%, 09/21/2026(1)	2,973,517
12,150,000	Stellantis Finance U.S., Inc. 1.71%, 01/29/2027(1)	10,556,158
		45,185,591
	Beverages - 0.9%
3,000,000	Bacardi Ltd. 4.45%, 05/15/2025(1)	2,916,705
2,825,000	Bacardi Ltd./Bacardi-Martini BV 5.25%, 01/15/2029(1)	2,692,184
	JDE Peet's NV
5,325,000	0.80%, 09/24/2024(1)	5,074,648
5,375,000	1.38%, 01/15/2027(1)	4,618,095
		15,301,632
	Biotechnology - 0.5%
2,750,000	Illumina, Inc. 5.80%, 12/12/2025	2,721,965
6,200,000	Royalty Pharma PLC 1.20%, 09/02/2025	5,652,776
		8,374,741
	Chemicals - 0.4%
	Celanese U.S. Holdings LLC
806,000	3.50%, 05/08/2024	794,595
1,650,000	6.05%, 03/15/2025	1,644,798
3,515,000	6.35%, 11/15/2028	3,433,574
1,791,000	LYB International Finance III LLC 1.25%, 10/01/2025	1,633,719
		7,506,686
	Commercial Banks - 19.4%
4,400,000	ABN AMRO Bank NV 6.34%, 09/18/2027, (6.34% fixed rate until 09/18/2026; 1 yr. USD CMT + 1.65% thereafter)(1)(5)	4,351,257
	AIB Group PLC
1,490,000	6.61%, 09/13/2029, (6.61% fixed rate until 09/13/2028; 6 mo. USD SOFR + 2.33% thereafter)(1)(5)	1,458,096
4,000,000	7.58%, 10/14/2026, (7.58% fixed rate until 10/14/2025; 6 mo. USD SOFR + 3.46% thereafter)(1)(5)	4,048,663
	Bank of America Corp.
4,700,000	0.98%, 09/25/2025, (0.98% fixed rate until 09/25/2024; 6 mo. USD SOFR + 0.91% thereafter)(5)	4,473,245
6,000,000	1.20%, 10/24/2026, (1.20% fixed rate until 10/24/2025; 6 mo. USD SOFR + 1.01% thereafter)(5)	5,419,311
4,000,000	1.73%, 07/22/2027, (1.73% fixed rate until 07/22/2026; 6 mo. USD SOFR + 0.96% thereafter)(5)	3,529,799
5,125,000	2.02%, 02/13/2026, (2.02% fixed rate until 02/13/2025; 3 mo. USD Term SOFR + 0.90% thereafter)(5)	4,832,710
2,500,000	5.08%, 01/20/2027, (5.08% fixed rate until 01/20/2026; 6 mo. USD SOFR + 1.29% thereafter)(5)	2,434,101
4,000,000	5.20%, 04/25/2029, (5.20% fixed rate until 04/25/2028; 6 mo. USD SOFR + 1.63% thereafter)(5)	3,804,871
5,200,000	5.82%, 09/15/2029, (5.82% fixed rate until 09/15/2028; 6 mo. USD SOFR + 1.57% thereafter)(5)	5,064,322

The accompanying notes are an integral part of these financial statements.
110

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Commercial Banks - 19.4% - (continued)
$ 2,780,000	Bank of Ireland Group PLC 6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 1 yr. USD CMT + 2.65% thereafter)(1)(5)	$ 2,753,927
3,500,000	Bank of New York Mellon Corp. 6.32%, 10/25/2029, (6.32% fixed rate until 10/25/2028; 6 mo. USD SOFR + 1.60% thereafter)(5)	3,529,470
	Banque Federative du Credit Mutuel SA
2,500,000	4.52%, 07/13/2025(1)	2,433,268
3,000,000	4.75%, 07/13/2027(1)	2,850,551
2,500,000	4.94%, 01/26/2026(1)	2,431,153
	Barclays PLC
3,950,000	2.28%, 11/24/2027, (2.28% fixed rate until 11/24/2026; 1 yr. USD CMT + 1.05% thereafter)(5)	3,457,279
2,500,000	5.30%, 08/09/2026, (5.30% fixed rate until 08/09/2025; 1 yr. USD CMT + 2.30% thereafter)(5)	2,438,993
2,500,000	6.49%, 09/13/2029, (6.49% fixed rate until 09/13/2028; 6 mo. USD SOFR + 2.22% thereafter)(5)	2,438,616
2,500,000	6.50%, 09/13/2027, (6.50% fixed rate until 09/13/2026; 6 mo. USD SOFR + 1.88% thereafter)(5)	2,476,363
	BNP Paribas SA
2,915,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 6 mo. USD SOFR + 1.00% thereafter)(1)(5)	2,604,452
2,025,000	1.68%, 06/30/2027, (1.68% fixed rate until 06/30/2026; 6 mo. USD SOFR + 0.91% thereafter)(1)(5)	1,787,216
1,390,000	2.59%, 01/20/2028, (2.59% fixed rate until 01/20/2027; 6 mo. USD SOFR + 1.23% thereafter)(1)(5)	1,230,709
1,445,000	5.13%, 01/13/2029, (5.13% fixed rate until 01/13/2028; 1 yr. USD CMT + 1.45% thereafter)(1)(5)	1,382,358
3,310,000	5.34%, 06/12/2029, (5.34% fixed rate until 06/12/2028; 1 yr. USD CMT + 1.50% thereafter)(1)(5)	3,179,491
	BPCE SA
2,000,000	1.00%, 01/20/2026(1)	1,788,615
4,860,000	1.65%, 10/06/2026, (1.65% fixed rate until 10/06/2025; 6 mo. USD SOFR + 1.52% thereafter)(1)(5)	4,399,979
840,000	2.05%, 10/19/2027, (2.05% fixed rate until 10/19/2026; 6 mo. USD SOFR + 1.09% thereafter)(1)(5)	733,000
3,000,000	2.38%, 01/14/2025(1)	2,852,620
3,925,000	4.75%, 07/19/2027(1)	3,701,755
3,120,000	6.71%, 10/19/2029, (6.71% fixed rate until 10/19/2028; 6 mo. USD SOFR + 2.27% thereafter)(1)(5)	3,077,623
3,475,000	CaixaBank SA 6.68%, 09/13/2027, (6.68% fixed rate until 09/13/2026; 6 mo. USD SOFR + 2.08% thereafter)(1)(5)	3,438,633
	Citizens Bank NA
873,000	4.12%, 05/23/2025, (4.12% fixed rate until 05/23/2024; 6 mo. USD SOFR + 1.4% thereafter)(5)	842,192
2,195,000	5.28%, 01/26/2026, (5.28% fixed rate until 01/26/2025; 2 mo. USD SOFR + 1.02% thereafter)(5)	2,067,428
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Commercial Banks - 19.4% - (continued)
$ 713,000	6.06%, 10/24/2025, (6.06% fixed rate until 10/24/2024; 6 mo. USD SOFR + 1.45% thereafter)(5)	$ 681,705
	Credit Agricole SA
3,525,000	1.25%, 01/26/2027, (1.25% fixed rate until 01/26/2026; 6 mo. USD SOFR + 0.89% thereafter)(1)(5)	3,143,157
2,794,000	1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 6 mo. USD SOFR + 1.68% thereafter)(1)(5)	2,599,304
3,710,000	5.59%, 07/05/2026(1)	3,669,104
5,000,000	Credit Suisse AG 1.25%, 08/07/2026	4,361,399
	Danske Bank AS
7,340,000	1.55%, 09/10/2027, (1.55% fixed rate until 09/10/2026; 1 yr. USD CMT + 0.73% thereafter)(1)(5)	6,371,282
2,500,000	6.47%, 01/09/2026, (6.47% fixed rate until 01/09/2025; 1 yr. USD CMT + 2.10% thereafter)(1)(5)	2,488,905
	Deutsche Bank AG
1,055,000	0.90%, 05/28/2024	1,024,916
2,000,000	1.45%, 04/01/2025, (1.45% fixed rate until 04/01/2024; 6 mo. USD SOFR + 1.13% thereafter)(5)	1,951,996
3,390,000	2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 6 mo. USD SOFR + 1.22% thereafter)(5)	2,931,653
3,745,000	2.55%, 01/07/2028, (2.55% fixed rate until 01/07/2027; 6 mo. USD SOFR + 1.32% thereafter)(5)	3,244,336
3,350,000	6.12%, 07/14/2026, (6.12% fixed rate until 07/14/2025; 6 mo. USD SOFR + 3.19% thereafter)(5)	3,297,658
2,425,000	Discover Bank 2.45%, 09/12/2024	2,335,159
3,000,000	DNB Bank ASA 1.54%, 05/25/2027, (1.54% fixed rate until 05/25/2026; 1 yr. USD CMT + 0.72% thereafter)(1)(5)	2,646,210
	Fifth Third Bancorp
2,430,000	2.38%, 01/28/2025	2,307,934
1,415,000	6.34%, 07/27/2029, (6.34% fixed rate until 07/27/2028; 2 mo. USD SOFR + 2.34% thereafter)(5)	1,371,894
	Goldman Sachs Group, Inc.
2,000,000	1.54%, 09/10/2027, (1.54% fixed rate until 09/10/2026; 6 mo. USD SOFR + 0.82% thereafter)(5)	1,739,919
2,700,000	4.39%, 06/15/2027, (4.39% fixed rate until 06/15/2026; 6 mo. USD SOFR + 1.51% thereafter)(5)	2,579,451
1,100,000	4.48%, 08/23/2028, (4.48% fixed rate until 08/23/2027; 6 mo. USD SOFR + 1.73% thereafter)(5)	1,030,295
5,000,000	6.48%, 10/24/2029, (6.48% fixed rate until 10/24/2028; 6 mo. USD SOFR + 1.77% thereafter)(5)	5,001,913
	HSBC Holdings PLC
7,455,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 6 mo. USD SOFR + 1.29% thereafter)(5)	6,566,130
3,500,000	2.63%, 11/07/2025, (2.63% fixed rate until 11/07/2024; 3 mo. USD Term SOFR + 1.40% thereafter)(5)	3,355,759
2,405,000	4.76%, 06/09/2028, (4.76% fixed rate until 06/09/2027; 6 mo. USD SOFR + 2.11% thereafter)(5)	2,253,086

The accompanying notes are an integral part of these financial statements.
111

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Commercial Banks - 19.4% - (continued)
$ 6,560,000	5.89%, 08/14/2027, (5.89% fixed rate until 08/14/2026; 6 mo. USD SOFR + 1.57% thereafter)(5)	$ 6,444,161
3,530,000	6.16%, 03/09/2029, (6.16% fixed rate until 03/09/2028; 6 mo. USD SOFR + 1.97% thereafter)(5)	3,459,407
	Huntington Bancshares, Inc.
3,000,000	4.44%, 08/04/2028, (4.44% fixed rate until 08/04/2027; 6 mo. USD SOFR + 1.97% thereafter)(5)	2,732,615
4,890,000	6.21%, 08/21/2029, (6.21% fixed rate until 08/21/2028; 6 mo. USD SOFR + 2.02% thereafter)(5)	4,703,362
2,525,000	ING Groep NV 3.87%, 03/28/2026, (3.87% fixed rate until 03/28/2025; 6 mo. USD SOFR + 1.64% thereafter)(5)	2,434,035
2,000,000	Intesa Sanpaolo SpA 3.25%, 09/23/2024(1)	1,943,956
	JP Morgan Chase & Co.
4,600,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 6 mo. USD SOFR + 1.16% thereafter)(5)	4,427,103
3,500,000	3.85%, 06/14/2025, (3.85% fixed rate until 06/14/2024; 6 mo. USD SOFR + 0.98% thereafter)(5)	3,446,135
3,000,000	4.32%, 04/26/2028, (4.32% fixed rate until 04/26/2027; 6 mo. USD SOFR + 1.56% thereafter)(5)	2,820,319
4,000,000	4.85%, 07/25/2028, (4.85% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.99% thereafter)(5)	3,815,878
2,405,000	5.30%, 07/24/2029, (5.30% fixed rate until 07/24/2028; 6 mo. USD SOFR + 1.45% thereafter)(5)	2,316,574
2,050,000	6.07%, 10/22/2027, (6.07% fixed rate until 10/22/2026; 6 mo. USD SOFR + 1.33% thereafter)(5)	2,047,010
2,000,000	6.09%, 10/23/2029, (6.09% fixed rate until 10/23/2028; 6 mo. USD SOFR + 1.57% thereafter)(5)	1,988,991
2,540,000	KBC Group NV 5.80%, 01/19/2029, (5.80% fixed rate until 01/19/2028; 1 yr. USD CMT + 2.10% thereafter)(1)(5)	2,452,736
3,460,000	KeyBank NA 4.39%, 12/14/2027	3,084,266
2,500,000	Lloyds Banking Group PLC 5.99%, 08/07/2027, (5.99% fixed rate until 08/07/2026; 1 yr. USD CMT + 1.48% thereafter)(5)	2,464,436
	Macquarie Group Ltd.
2,340,000	1.34%, 01/12/2027, (1.34% fixed rate until 01/12/2026; 6 mo. USD SOFR + 1.07% thereafter)(1)(5)	2,088,535
2,065,000	1.63%, 09/23/2027, (1.63% fixed rate until 09/23/2026; 6 mo. USD SOFR + 0.91% thereafter)(1)(5)	1,796,508
	Manufacturers & Traders Trust Co.
4,620,000	4.65%, 01/27/2026	4,363,218
8,600,000	4.70%, 01/27/2028	7,796,803
	Morgan Stanley
8,615,000	0.86%, 10/21/2025, (0.86% fixed rate until 10/21/2024; 6 mo. USD SOFR + 0.75% thereafter)(5)	8,134,286
3,000,000	1.51%, 07/20/2027, (1.51% fixed rate until 07/20/2026; 6 mo. USD SOFR + 0.86% thereafter)(5)	2,633,690
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Commercial Banks - 19.4% - (continued)
$ 1,990,000	5.16%, 04/20/2029, (5.16% fixed rate until 04/20/2028; 6 mo. USD SOFR + 1.59% thereafter)(5)	$ 1,894,238
720,000	5.45%, 07/20/2029, (5.45% fixed rate until 07/20/2028; 2 mo. USD SOFR + 1.63% thereafter)(5)	692,926
1,710,000	6.41%, 11/01/2029, (6.41% fixed rate until 11/01/2028; 6 mo. USD SOFR + 1.83% thereafter)(5)	1,708,313
	NatWest Group PLC
3,335,000	1.64%, 06/14/2027, (1.64% fixed rate until 06/14/2026; 1 yr. USD CMT + 0.90% thereafter)(5)	2,937,520
1,455,000	5.85%, 03/02/2027, (5.85% fixed rate until 03/02/2026; 1 yr. USD CMT + 1.35% thereafter)(5)	1,430,478
3,385,000	NatWest Markets PLC 0.80%, 08/12/2024(1)	3,247,136
5,300,000	PNC Financial Services Group, Inc. 6.62%, 10/20/2027, (6.62% fixed rate until 10/20/2026; 6 mo. USD SOFR + 1.73% thereafter)(5)	5,313,221
	Santander Holdings USA, Inc.
3,035,000	3.45%, 06/02/2025	2,871,354
3,000,000	5.81%, 09/09/2026, (5.81% fixed rate until 09/09/2025; 6 mo. USD SOFR + 2.33% thereafter)(5)	2,937,392
2,500,000	Santander U.K. Group Holdings PLC 6.53%, 01/10/2029, (6.53% fixed rate until 01/10/2028; 6 mo. USD SOFR + 2.60% thereafter)(5)	2,446,956
	Societe Generale SA
3,500,000	2.23%, 01/21/2026, (2.23% fixed rate until 01/21/2025; 1 yr. USD CMT + 1.05% thereafter)(1)(5)	3,297,124
5,200,000	4.68%, 06/15/2027(1)	4,938,665
2,500,000	6.45%, 01/12/2027, (6.45% fixed rate until 01/12/2026; 1 yr. USD CMT + 2.30% thereafter)(1)(5)	2,475,820
	Standard Chartered PLC
2,070,000	1.46%, 01/14/2027, (1.46% fixed rate until 01/14/2026; 1 yr. USD CMT + 1.00% thereafter)(1)(5)	1,845,355
5,425,000	6.30%, 01/09/2029, (6.30% fixed rate until 01/09/2028; 1 yr. USD CMT + 2.45% thereafter)(1)(5)	5,319,835
4,755,000	7.77%, 11/16/2028, (7.77% fixed rate until 11/16/2027; 1 yr. USD CMT + 3.45% thereafter)(1)(5)	4,910,155
3,000,000	Synchrony Bank 5.63%, 08/23/2027	2,751,693
	UBS Group AG
1,090,000	1.31%, 02/02/2027, (1.31% fixed rate until 02/02/2026; 6 mo. USD SOFR + 0.98% thereafter)(1)(5)	964,918
5,170,000	1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 1 yr. USD CMT + 0.85% thereafter)(1)(5)	4,478,608
3,420,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 6 mo. USD SOFR + 1.56% thereafter)(1)(5)	3,298,105
2,100,000	4.13%, 04/15/2026(1)	1,988,030
3,005,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 6 mo. USD SOFR + 3.70% thereafter)(1)(5)	2,974,822

The accompanying notes are an integral part of these financial statements.
112

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Commercial Banks - 19.4% - (continued)
$ 5,230,000	UniCredit SpA 1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 1 yr. USD CMT + 1.20% thereafter)(1)(5)	$ 4,614,280
	Wells Fargo & Co.
7,500,000	2.16%, 02/11/2026, (2.16% fixed rate until 02/11/2025; 3 mo. USD Term SOFR + 1.01% thereafter)(5)	7,093,579
4,650,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD Term SOFR + 1.09% thereafter)(5)	4,461,732
5,000,000	3.53%, 03/24/2028, (3.53% fixed rate until 03/24/2027; 6 mo. USD SOFR + 1.51% thereafter)(5)	4,561,393
3,000,000	4.54%, 08/15/2026, (4.54% fixed rate until 08/15/2025; 6 mo. USD SOFR + 1.56% thereafter)(5)	2,907,000
2,730,000	4.81%, 07/25/2028, (4.81% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.98% thereafter)(5)	2,583,689
4,320,000	5.57%, 07/25/2029, (5.57% fixed rate until 07/25/2028; 2 mo. USD SOFR + 1.74% thereafter)(5)	4,163,218
2,135,000	6.30%, 10/23/2029, (6.30% fixed rate until 10/23/2028; 6 mo. USD SOFR + 1.79% thereafter)(5)	2,118,702
2,500,000	Westpac New Zealand Ltd. 4.90%, 02/15/2028(1)	2,394,864
		341,280,376
	Commercial Services - 0.8%
2,995,000	Ashtead Capital, Inc. 1.50%, 08/12/2026(1)	2,632,166
3,825,000	ERAC USA Finance LLC 4.60%, 05/01/2028(1)	3,644,407
2,345,000	Global Payments, Inc. 2.65%, 02/15/2025	2,235,946
	Howard University
500,000	1.99%, 10/01/2025	460,752
1,965,000	2.42%, 10/01/2024	1,907,302
655,000	2.52%, 10/01/2025	612,425
2,775,000	Sodexo, Inc. 1.63%, 04/16/2026(1)	2,500,347
		13,993,345
	Construction Materials - 0.3%
	Lennox International, Inc.
2,380,000	1.35%, 08/01/2025	2,199,828
3,000,000	5.50%, 09/15/2028	2,927,403
		5,127,231
	Distribution/Wholesale - 0.1%
2,565,000	LKQ Corp. 5.75%, 06/15/2028	2,486,315
	Diversified Financial Services - 4.0%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4,550,000	1.75%, 10/29/2024	4,344,360
1,000,000	1.75%, 01/30/2026	899,162
3,420,000	2.45%, 10/29/2026	3,041,997
5,650,000	3.15%, 02/15/2024	5,594,573
	Aircastle Ltd.
1,200,000	4.13%, 05/01/2024	1,183,552
3,050,000	5.25%, 08/11/2025(1)	2,968,965
	Ally Financial, Inc.
2,690,000	3.88%, 05/21/2024	2,645,099
3,000,000	5.13%, 09/30/2024	2,952,970
	Aviation Capital Group LLC
4,000,000	4.88%, 10/01/2025(1)	3,848,896
3,000,000	6.75%, 10/25/2028(1)	2,957,821
	Avolon Holdings Funding Ltd.
4,250,000	2.88%, 02/15/2025(1)	4,016,588
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Diversified Financial Services - 4.0% - (continued)
$ 2,000,000	4.25%, 04/15/2026(1)	$ 1,866,784
2,490,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	2,435,938
	Capital One Financial Corp.
2,215,000	5.47%, 02/01/2029, (5.47% fixed rate until 02/01/2028; 6 mo. USD SOFR + 2.08% thereafter)(5)	2,061,723
3,120,000	6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(5)	2,988,728
2,500,000	CNA Financial Corp. 7.25%, 11/15/2023	2,500,074
4,125,000	LeasePlan Corp. NV 2.88%, 10/24/2024(1)	3,987,744
2,000,000	Navient Corp. 5.88%, 10/25/2024	1,952,895
1,053,000	OneMain Finance Corp. 6.13%, 03/15/2024	1,050,273
3,000,000	Radian Group, Inc. 6.63%, 03/15/2025	2,967,210
	Synchrony Financial
1,245,000	4.38%, 03/19/2024	1,233,240
5,200,000	4.88%, 06/13/2025	4,931,035
	Western Union Co.
4,000,000	1.35%, 03/15/2026	3,559,225
4,925,000	2.85%, 01/10/2025	4,723,840
		70,712,692
	Electric - 3.5%
4,000,000	AES Corp. 1.38%, 01/15/2026	3,555,103
2,500,000	Ameren Corp. 2.50%, 09/15/2024	2,425,134
2,280,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	2,133,707
2,475,000	Dominion Energy, Inc. 3.07%, 08/15/2024	2,415,986
	Edison International
1,840,000	3.55%, 11/15/2024	1,787,556
4,000,000	4.70%, 08/15/2025	3,886,028
2,180,000	5.25%, 11/15/2028	2,071,284
1,100,000	Electricite de France SA 5.70%, 05/23/2028(1)	1,076,949
	Enel Finance International NV
3,230,000	1.38%, 07/12/2026(1)	2,848,483
4,350,000	4.25%, 06/15/2025(1)	4,221,715
3,760,000	Evergy, Inc. 2.45%, 09/15/2024	3,641,001
3,585,000	ITC Holdings Corp. 4.95%, 09/22/2027(1)	3,464,936
500,000	Metropolitan Edison Co. 5.20%, 04/01/2028(1)	482,678
	Pacific Gas & Electric Co.
4,680,000	1.70%, 11/15/2023	4,672,518
2,000,000	4.95%, 06/08/2025(6)	1,953,137
5,150,000	5.45%, 06/15/2027	4,922,548
3,785,000	6.10%, 01/15/2029	3,643,522
10,350,000	Public Service Enterprise Group, Inc. 5.88%, 10/15/2028	10,255,581
3,100,000	Southern Co. 4.48%, 08/01/2024	3,058,657
		62,516,523
	Electronics - 1.2%
	Flex Ltd.
4,850,000	3.75%, 02/01/2026	4,591,581
3,775,000	6.00%, 01/15/2028	3,738,693
4,000,000	Jabil, Inc. 1.70%, 04/15/2026	3,605,081
	TD SYNNEX Corp.
6,200,000	1.25%, 08/09/2024	5,947,930
4,150,000	1.75%, 08/09/2026	3,633,013
		21,516,298
	Entertainment - 0.8%
2,625,000	Caesars Entertainment, Inc. 6.25%, 07/01/2025(1)	2,586,540
696,000	Cinemark USA, Inc. 8.75%, 05/01/2025(1)	703,336

The accompanying notes are an integral part of these financial statements.
113

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Entertainment - 0.8% - (continued)
	Warnermedia Holdings, Inc.
$ 5,520,000	3.64%, 03/15/2025	$ 5,334,624
6,490,000	3.76%, 03/15/2027	5,978,660
		14,603,160
	Food - 0.2%
3,325,000	Conagra Brands, Inc. 4.30%, 05/01/2024	3,293,757
	Gas - 0.1%
1,245,000	NiSource, Inc. 5.25%, 03/30/2028	1,209,329
	Hand/Machine Tools - 0.5%
	Regal Rexnord Corp.
2,375,000	6.05%, 02/15/2026(1)	2,336,113
7,030,000	6.05%, 04/15/2028(1)	6,732,099
		9,068,212
	Healthcare - Services - 0.6%
3,206,000	Beth Israel Lahey Health, Inc. 2.22%, 07/01/2028	2,685,470
4,175,000	HCA, Inc. 3.13%, 03/15/2027(6)	3,768,399
3,000,000	IQVIA, Inc. 5.70%, 05/15/2028(1)	2,880,000
1,905,000	PeaceHealth Obligated Group 1.38%, 11/15/2025	1,736,905
		11,070,774
	Household Products - 0.2%
4,125,000	Haleon U.K. Capital PLC 3.13%, 03/24/2025	3,964,702
	Insurance - 1.6%
2,485,000	Assured Guaranty U.S. Holdings, Inc. 6.13%, 09/15/2028	2,469,183
3,000,000	Athene Global Funding 1.73%, 10/02/2026(1)	2,606,754
	Brighthouse Financial Global Funding
590,000	1.00%, 04/12/2024(1)	576,602
3,020,000	1.55%, 05/24/2026(1)	2,673,888
2,865,000	1.75%, 01/13/2025(1)	2,710,672
	CNO Global Funding
1,615,000	1.65%, 01/06/2025(1)	1,517,588
2,355,000	1.75%, 10/07/2026(1)	2,062,014
5,100,000	Corebridge Financial, Inc. 3.65%, 04/05/2027	4,673,100
1,870,000	Corebridge Global Funding 5.90%, 09/19/2028(1)	1,848,104
	Equitable Financial Life Global Funding
2,000,000	1.00%, 01/09/2026(1)	1,779,671
2,020,000	1.40%, 07/07/2025(1)	1,862,612
785,000	Principal Life Global Funding II 1.25%, 06/23/2025(1)	726,314
2,250,000	Willis North America, Inc. 3.60%, 05/15/2024	2,218,083
		27,724,585
	Internet - 0.1%
912,000	Expedia Group, Inc. 4.63%, 08/01/2027	863,565
1,535,000	Meituan 2.13%, 10/28/2025(1)	1,414,912
		2,278,477
	Investment Company Security - 0.8%
3,935,000	Ares Capital Corp. 7.00%, 01/15/2027	3,921,463
	FS KKR Capital Corp.
6,075,000	1.65%, 10/12/2024(6)	5,792,754
4,275,000	3.25%, 07/15/2027	3,675,778
		13,389,995
	Iron/Steel - 0.0%
395,000	Steel Dynamics, Inc. 2.40%, 06/15/2025	371,941
	IT Services - 0.2%
4,225,000	DXC Technology Co. 1.80%, 09/15/2026	3,699,924
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Lodging - 1.0%
$ 4,325,000	Genting New York LLC/GENNY Capital, Inc. 3.30%, 02/15/2026(1)	$ 3,871,113
	Hyatt Hotels Corp.
2,570,000	1.80%, 10/01/2024	2,472,274
3,000,000	4.85%, 03/15/2026	2,921,347
1,250,000	5.75%, 01/30/2027	1,235,910
5,090,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	4,952,865
2,500,000	Marriott International, Inc. 5.55%, 10/15/2028	2,436,331
		17,889,840
	Machinery-Diversified - 0.2%
3,365,000	Ingersoll Rand, Inc. 5.40%, 08/14/2028	3,280,479
	Media - 0.2%
	Cox Communications, Inc.
1,776,000	3.15%, 08/15/2024(1)	1,734,056
2,565,000	5.45%, 09/15/2028(1)	2,499,910
		4,233,966
	Mining - 0.2%
3,800,000	Glencore Funding LLC 6.13%, 10/06/2028(1)	3,769,056
	Office/Business Equipment - 0.3%
	CDW LLC/CDW Finance Corp.
4,325,000	2.67%, 12/01/2026	3,868,669
2,090,000	4.13%, 05/01/2025	2,016,537
		5,885,206
	Oil & Gas - 1.3%
	Aker BP ASA
3,355,000	2.00%, 07/15/2026(1)	3,000,744
5,845,000	3.00%, 01/15/2025(1)	5,592,847
1,260,000	5.60%, 06/13/2028(1)	1,224,406
2,233,000	Hess Corp. 3.50%, 07/15/2024	2,192,218
2,560,000	Ovintiv, Inc. 5.65%, 05/15/2028	2,486,719
	Var Energi ASA
4,000,000	5.00%, 05/18/2027(1)	3,756,999
4,340,000	7.50%, 01/15/2028(1)	4,440,573
		22,694,506
	Packaging & Containers - 0.7%
	Berry Global, Inc.
5,200,000	1.57%, 01/15/2026	4,697,993
2,000,000	1.65%, 01/15/2027	1,723,696
2,140,000	5.50%, 04/15/2028(1)	2,049,467
4,450,000	Silgan Holdings, Inc. 1.40%, 04/01/2026(1)	3,944,047
		12,415,203
	Pharmaceuticals - 0.5%
1,400,000	Bayer U.S. Finance II LLC 3.88%, 12/15/2023(1)	1,396,149
2,025,000	CVS Health Corp. 5.00%, 01/30/2029	1,939,584
5,000,000	Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	4,539,359
755,000	Viatris, Inc. 1.65%, 06/22/2025	701,179
		8,576,271
	Pipelines - 1.8%
	Columbia Pipelines Holding Co. LLC
3,680,000	6.04%, 08/15/2028(1)	3,618,064
755,000	6.06%, 08/15/2026(1)	753,862
	Energy Transfer LP
1,870,000	2.90%, 05/15/2025	1,781,184
2,150,000	4.50%, 04/15/2024	2,133,104
3,000,000	5.55%, 02/15/2028	2,912,591
905,000	6.10%, 12/01/2028	893,987
2,350,000	ONEOK, Inc. 5.65%, 11/01/2028	2,294,132
2,775,000	Targa Resources Corp. 5.20%, 07/01/2027	2,686,180

The accompanying notes are an integral part of these financial statements.
114

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Pipelines - 1.8% - (continued)
	Western Midstream Operating LP
$ 5,725,000	3.10%, 02/01/2025	$ 5,500,183
4,265,000	6.35%, 01/15/2029	4,241,756
4,500,000	Williams Cos., Inc. 4.30%, 03/04/2024	4,471,936
		31,286,979
	Real Estate Investment Trusts - 3.1%
	American Tower Corp.
3,250,000	1.60%, 04/15/2026	2,908,935
3,500,000	5.50%, 03/15/2028	3,391,820
6,335,000	American Tower Trust I 5.49%, 03/15/2028(1)	6,222,214
3,890,000	Brandywine Operating Partnership LP 4.10%, 10/01/2024	3,745,056
2,645,000	Corporate Office Properties LP 2.25%, 03/15/2026	2,391,354
	Crown Castle, Inc.
8,600,000	1.05%, 07/15/2026	7,517,857
4,875,000	4.80%, 09/01/2028	4,557,585
2,000,000	Equinix, Inc. 1.25%, 07/15/2025(6)	1,844,632
3,000,000	GLP Capital LP/GLP Financing II, Inc. 5.38%, 04/15/2026	2,875,094
	SBA Tower Trust
1,010,000	1.63%, 05/15/2051(1)	874,215
1,390,000	1.88%, 07/15/2050(1)	1,259,850
1,745,000	2.84%, 01/15/2050(1)	1,666,177
4,020,000	Scentre Group Trust 1/Scentre Group Trust 2 3.63%, 01/28/2026(1)	3,815,637
3,700,000	Ventas Realty LP 2.65%, 01/15/2025	3,538,865
1,985,000	VICI Properties LP 4.38%, 05/15/2025	1,921,222
5,000,000	VICI Properties LP/VICI Note Co., Inc. 4.25%, 12/01/2026(1)	4,614,818
2,000,000	Welltower OP LLC 3.63%, 03/15/2024	1,981,374
		55,126,705
	Retail - 0.4%
1,350,000	AutoZone, Inc. 6.25%, 11/01/2028	1,364,694
2,750,000	Dollar General Corp. 5.20%, 07/05/2028(6)	2,643,471
2,865,000	Nordstrom, Inc. 2.30%, 04/08/2024	2,796,956
		6,805,121
	Savings & Loans - 0.2%
4,000,000	Nationwide Building Society 6.56%, 10/18/2027, (6.56% fixed rate until 10/18/2026; 6 mo. USD SOFR + 1.91% thereafter)(1)(5)	3,993,639
	Semiconductors - 1.1%
	Marvell Technology, Inc.
1,850,000	4.88%, 06/22/2028	1,741,684
815,000	5.75%, 02/15/2029	792,756
	Microchip Technology, Inc.
5,915,000	0.97%, 02/15/2024	5,828,135
4,775,000	0.98%, 09/01/2024	4,575,389
860,000	NXP BV/NXP Funding LLC 4.88%, 03/01/2024	856,954
5,610,000	Skyworks Solutions, Inc. 1.80%, 06/01/2026	5,006,172
		18,801,090
	Software - 0.9%
3,770,000	Open Text Corp. 6.90%, 12/01/2027(1)	3,751,542
2,365,000	Oracle Corp. 4.50%, 05/06/2028	2,239,536
2,189,000	PTC, Inc. 3.63%, 02/15/2025(1)	2,109,814
	VMware, Inc.
5,150,000	1.00%, 08/15/2024	4,946,119
2,400,000	1.40%, 08/15/2026	2,113,967
		15,160,978
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.9% - (continued)
	Telecommunications - 1.1%
$ 4,500,000	AT&T, Inc. 1.70%, 03/25/2026	$ 4,084,253
70,000	Motorola Solutions, Inc. 4.00%, 09/01/2024	68,771
7,450,000	Telecom Italia SpA 5.30%, 05/30/2024(1)	7,305,709
	T-Mobile USA, Inc.
2,000,000	2.25%, 02/15/2026	1,839,561
6,450,000	4.80%, 07/15/2028	6,140,006
		19,438,300
	Trucking & Leasing - 1.3%
	DAE Funding LLC
6,400,000	1.55%, 08/01/2024(1)	6,153,754
1,450,000	2.63%, 03/20/2025(1)	1,362,432
2,500,000	GATX Corp. 4.35%, 02/15/2024	2,485,559
	Penske Truck Leasing Co. LP/PTL Finance Corp.
3,000,000	1.20%, 11/15/2025(1)	2,707,632
1,425,000	2.70%, 11/01/2024(1)	1,375,149
2,065,000	3.45%, 07/01/2024(1)	2,029,683
1,250,000	3.90%, 02/01/2024(1)	1,242,900
2,275,000	4.40%, 07/01/2027(1)	2,117,695
2,645,000	5.70%, 02/01/2028(1)	2,556,838
		22,031,642
	Total Corporate Bonds (cost $1,003,452,224)	$ 950,565,049
SENIOR FLOATING RATE INTERESTS - 16.7%(7)
	Advertising - 0.2%
	ABG Intermediate Holdings 2 LLC
280,864	4.00%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%(8)	$ 280,162
1,273,875	8.92%, 12/21/2028, 1 mo. USD Term SOFR + 3.50%	1,270,002
1,465,841	9.42%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%	1,462,177
98,214	Clear Channel Outdoor Holdings, Inc. 9.14%, 08/21/2026, 3 mo. USD Term SOFR + 3.50%	94,122
496,355	CMG Media Corp. 8.99%, 12/17/2026, 3 mo. USD Term SOFR + 3.50%	445,478
		3,551,941
	Aerospace/Defense - 0.3%
690,000	Barnes Group, Inc. 8.42%, 09/03/2030, 1 mo. USD Term SOFR + 3.00%	680,802
1,084,050	Spirit Aerosystems, Inc. 9.63%, 01/15/2027, 1 mo. USD Term SOFR + 4.25%	1,079,443
3,120,303	TransDigm, Inc. 8.64%, 08/24/2028, 3 mo. USD Term SOFR + 3.25%	3,115,373
		4,875,618
	Airlines - 0.3%
488,812	Air Canada 9.13%, 08/11/2028, 3 mo. USD Term SOFR + 3.50%	487,957
1,057,500	American Airlines, Inc. 10.43%, 04/20/2028, 3 mo. USD Term SOFR + 4.75%	1,070,719
919,137	Kestrel Bidco, Inc. 8.42%, 12/11/2026, 1 mo. USD Term SOFR + 3.00%	886,204
341,250	Mileage Plus Holdings LLC 10.80%, 06/21/2027, 3 mo. USD Term SOFR + 5.25%	351,160
956,000	SkyMiles IP Ltd. 9.17%, 10/20/2027, 3 mo. USD Term SOFR + 3.75%	978,112
793,772	United Airlines, Inc. 9.19%, 04/21/2028, 1 mo. USD Term SOFR + 3.75%	790,796
		4,564,948

The accompanying notes are an integral part of these financial statements.
115

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Apparel - 0.2%
$ 922,523	Birkenstock GmbH & Co. KG 8.88%, 04/28/2028, 3 mo. USD Term SOFR + 2.75%	$ 918,602
1,725,375	Crocs, Inc. 8.53%, 02/20/2029, 3 mo. USD Term SOFR + 3.00%	1,727,256
970,125	Hanesbrands, Inc. 9.07%, 03/08/2030, 1 mo. USD Term SOFR + 3.75%	956,786
		3,602,644
	Auto Parts & Equipment - 0.2%
	Clarios Global LP
EUR 1,268,005	7.12%, 04/30/2026, 1 mo. EURIBOR + 3.25%	1,331,788
$ 1,130,000	9.07%, 05/06/2030, 1 mo. USD Term SOFR + 3.75%	1,127,175
1,061,147	First Brands Group LLC 10.88%, 03/30/2027, 6 mo. USD Term SOFR + 5.00%	1,044,362
500,000	Phinia, Inc. 9.49%, 07/03/2028, 3 mo. USD Term SOFR + 4.00%	500,000
		4,003,325
	Beverages - 0.0%
601,703	Sunshine Investments BV 9.61%, 07/12/2029, 3 mo. USD Term SOFR + 4.25%	596,438
	Chemicals - 0.3%
1,219,257	Axalta Coating Systems U.S. Holdings, Inc. 7.89%, 12/20/2029, 3 mo. USD Term SOFR + 2.50%	1,219,720
1,141,218	Element Solutions, Inc. 7.32%, 01/31/2026, 1 mo. USD Term SOFR + 2.00%	1,139,084
420,259	Messer Industries GmbH 8.15%, 03/02/2026, 3 mo. USD Term SOFR + 2.50%	419,792
256,523	Nouryon Finance BV 9.43%, 04/03/2028, 1 mo. USD Term SOFR + 4.00%	250,510
	Tronox Finance LLC
843,074	8.12%, 03/10/2028, 3 mo. USD Term SOFR + 2.50%	826,331
996,686	8.64%, 04/04/2029, 3 mo. USD Term SOFR + 3.25%	980,988
		4,836,425
	Commercial Services - 1.5%
1,881,749	AlixPartners LLP 8.19%, 02/04/2028, 1 mo. USD Term SOFR + 2.75%	1,879,039
916,430	Allied Universal Holdco LLC 9.17%, 05/12/2028, 1 mo. USD Term SOFR + 3.75%	868,666
	Amentum Government Services Holdings LLC
360,437	9.33%, 02/15/2029, 1 mo. USD Term SOFR + 4.00%	351,765
619,200	9.44%, 01/29/2027, 1 mo. USD Term SOFR + 4.00%	606,816
1,220,100	APX Group, Inc. 8.93%, 07/10/2028, PRIME + 3.25%	1,218,197
	Belron Finance U.S. LLC
476,250	7.88%, 11/13/2025, 3 mo. USD Term SOFR + 2.50%	476,250
375,375	7.90%, 10/30/2026, 3 mo. USD Term SOFR + 2.25%	375,142
770,250	8.06%, 04/13/2028, 3 mo. USD Term SOFR + 2.43%	769,480
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Commercial Services - 1.5% - (continued)
$ 748,125	8.25%, 04/18/2029, 3 mo. USD Term SOFR + 2.75%	$ 748,596
EUR 1,443,965	Boels Topholding BV 7.05%, 02/06/2027, 1 mo. EURIBOR + 3.25%	1,519,106
240,000	Boluda Corporacion Maritima SL 7.13%, 07/30/2026, 1 mo. EURIBOR + 3.25%	251,775
$ 498,170	BrightView Landscapes LLC 8.63%, 04/20/2029, 3 mo. USD Term SOFR + 3.25%	497,079
1,069,610	Ensemble RCM LLC 9.23%, 08/03/2026, 1 mo. USD Term SOFR + 3.75%	1,068,754
891,211	Fugue Finance BV 9.35%, 01/31/2028, 3 mo. USD Term SOFR + 4.00%	888,608
845,000	GTCR W Merger Sub LLC 0.00%, 09/20/2030, 1 mo. USD Term SOFR + 3.00%(9)	838,308
994,091	Hertz Corp. 8.69%, 06/30/2028, 1 mo. USD Term SOFR + 3.25%	984,777
	OMNIA Partners LLC
46,801	0.50%, 07/19/2030, 1 mo. USD Term SOFR + 4.25%(8)	46,684
498,199	9.63%, 07/25/2030, 3 mo. USD Term SOFR + 4.25%	496,954
EUR 465,797	Techem Verwaltungsgesellschaft 675 mbH 6.28%, 07/15/2025, 6 mo. EURIBOR + 2.38%	488,857
	Trans Union LLC
$ 1,266,142	7.17%, 11/16/2026, 1 mo. USD Term SOFR + 1.75%	1,262,976
715,634	7.69%, 12/01/2028, 1 mo. USD Term SOFR + 2.25%	713,888
3,434,250	United Rentals, Inc. 7.07%, 10/31/2025, 1 mo. USD Term SOFR + 1.75%	3,437,684
	Verisure Holding AB
EUR 1,510,000	6.97%, 07/20/2026, 3 mo. EURIBOR + 3.00%	1,569,468
2,380,000	6.97%, 03/27/2028, 3 mo. EURIBOR + 3.00%	2,454,264
$ 593,689	Verscend Holding Corp. 9.44%, 08/27/2025, 1 mo. USD Term SOFR + 4.00%	592,822
2,627,625	WEX, Inc. 7.69%, 03/31/2028, 1 mo. USD Term SOFR + 2.25%	2,623,973
		27,029,928
	Construction Materials - 0.6%
986,575	Chamberlain Group, Inc. 8.67%, 11/03/2028, 1 mo. USD Term SOFR + 3.25%	956,978
897,477	Emerald Borrower LP 8.38%, 05/31/2030, 3 mo. USD Term SOFR + 3.00%	895,090
231,049	Ingersoll-Rand Services Co. 7.17%, 03/01/2027, 1 mo. USD Term SOFR + 1.75%	231,234
1,710,625	Jeld-Wen, Inc. 7.69%, 07/28/2028, 1 mo. USD Term SOFR + 2.25%	1,706,348
	Quikrete Holdings, Inc.
1,913,156	8.06%, 02/01/2027, 1 mo. USD Term SOFR + 2.63%	1,907,818
1,723,750	8.19%, 03/18/2029, 1 mo. USD Term SOFR + 3.00%	1,721,785
2,045,734	Standard Industries, Inc. 7.95%, 09/22/2028, 1 mo. USD Term SOFR + 2.50%	2,047,555
1,550,301	Zurn Holdings, Inc. 7.44%, 10/04/2028, 1 mo. USD Term SOFR + 2.00%	1,551,278
		11,018,086

The accompanying notes are an integral part of these financial statements.
116

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Distribution/Wholesale - 0.3%
$ 2,496,000	American Builders & Contractors Supply Co., Inc. 7.42%, 01/15/2027, 1 mo. USD Term SOFR + 2.00%	$ 2,490,035
2,135,329	Core & Main LP 7.97%, 07/27/2028, 1 mo. USD Term SOFR + 2.50%	2,125,314
1,015,000	Windsor Holdings III LLC 9.81%, 08/01/2030, 1 mo. USD Term SOFR + 4.50%	1,009,925
		5,625,274
	Diversified Financial Services - 0.6%
1,678,925	Aretec Group, Inc. 9.92%, 08/09/2030, 1 mo. USD Term SOFR + 4.50%	1,628,255
1,934,828	Blackhawk Network Holdings, Inc. 8.17%, 06/15/2025, 3 mo. USD Term SOFR + 3.00%	1,917,183
980,880	Deerfield Dakota Holding LLC 9.14%, 04/09/2027, 3 mo. USD Term SOFR + 3.75%	945,735
274,000	Delos Aircraft Designated Activity Co. 7.40%, 10/31/2027, 3 mo. USD Term SOFR + 2.00%	273,830
2,474,914	Fleetcor Technologies Operating Co. LLC 7.17%, 04/28/2028, 1 mo. USD Term SOFR + 1.75%	2,468,033
598,167	NFP Corp. 8.69%, 02/16/2027, 1 mo. USD Term SOFR + 3.25%	586,054
996,725	Russell Investments U.S. Institutional Holdco, Inc. 8.92%, 05/30/2025, 1 mo. USD Term SOFR + 3.50%	943,361
1,900,000	Setanta Aircraft Leasing Designated Activity Co. 7.65%, 11/05/2028, 3 mo. USD Term SOFR + 2.00%	1,897,929
		10,660,380
	Electric - 0.1%
1,083,721	ExGen Renewables IV LLC 8.18%, 12/15/2027, 3 mo. USD Term SOFR + 2.50%	1,077,793
	Electronics - 0.1%
1,727,747	II-VI, Inc. 8.19%, 07/02/2029, 1 mo. USD Term SOFR + 2.75%	1,721,804
803,000	Ingram Micro, Inc. 8.65%, 06/30/2028, 3 mo. USD Term SOFR + 3.00%	799,587
		2,521,391
	Engineering & Construction - 0.2%
2,101,051	Brown Group Holding LLC 8.17%, 06/07/2028, 1 mo. USD Term SOFR + 2.75%	2,060,774
343,875	Fluidra SA 7.35%, 01/29/2029, 1 mo. USD Term SOFR + 1.93%	341,403
874,425	KKR Apple Bidco LLC 8.19%, 09/22/2028, 1 mo. USD Term SOFR + 2.75%	856,569
		3,258,746
	Entertainment - 0.6%
1,024,850	Caesars Entertainment Corp. 8.67%, 02/06/2030, 1 mo. USD Term SOFR + 3.25%	1,019,869
1,990,000	Cinemark USA, Inc. 9.09%, 05/24/2030, 3 mo. USD Term SOFR + 3.75%	1,985,025
1,930,000	Delta 2 Lux SARL 7.57%, 01/15/2030, 1 mo. USD Term SOFR + 2.25%	1,928,186
528,313	Great Canadian Gaming Corp. 9.66%, 11/01/2026, 3 mo. USD Term SOFR + 4.00%	527,747
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Entertainment - 0.6% - (continued)
$ 104,775	NASCAR Holdings LLC 7.94%, 10/19/2026, 1 mo. USD Term SOFR + 2.50%	$ 104,998
395,000	Ontario Gaming GTA LP 9.64%, 08/01/2030, 3 mo. USD Term SOFR + 4.25%	394,423
720,875	Penn Entertainment, Inc. 8.17%, 05/03/2029, 1 mo. USD Term SOFR + 2.75%	719,477
1,509,262	Scientific Games International, Inc. 8.43%, 04/14/2029, 1 mo. USD Term SOFR + 3.00%	1,504,312
2,395,364	UFC Holdings LLC 8.40%, 04/29/2026, 3 mo. USD Term SOFR + 2.75%	2,391,699
		10,575,736
	Environmental Control - 0.2%
1,473,750	Clean Harbors, Inc. 7.44%, 10/08/2028, 1 mo. USD Term SOFR + 2.00%	1,478,053
1,045,208	Covanta Holding Corp. 7.82%, 11/30/2028, 1 mo. USD Term SOFR + 2.50%	1,029,039
	Filtration Group Corp.
362,600	8.94%, 10/21/2028, 1 mo. USD Term SOFR + 3.50%	359,529
875,600	9.69%, 10/21/2028, 1 mo. USD Term SOFR + 4.25%	875,188
		3,741,809
	Food - 0.5%
820,986	B&G Foods, Inc. 7.83%, 10/10/2026, 1 mo. USD Term SOFR + 2.50%	801,635
EUR 1,290,000	Bellis Acquisition Co. PLC 6.88%, 02/16/2026, 6 mo. EURIBOR + 2.75%	1,324,683
$ 1,561,121	CHG PPC Parent LLC 8.44%, 12/08/2028, 1 mo. USD Term SOFR + 3.00%	1,537,705
923,963	Froneri International Ltd. 7.67%, 01/29/2027, 1 mo. USD Term SOFR + 2.25%	918,382
2,282,476	Hostess Brands LLC 7.89%, 06/28/2030, 3 mo. USD Term SOFR + 2.50%	2,279,623
	U.S. Foods, Inc.
881,067	7.44%, 09/13/2026, 1 mo. USD Term SOFR + 2.00%	880,001
773,608	7.94%, 11/22/2028, 1 mo. USD Term SOFR + 2.00%	774,962
924,244	UTZ Quality Foods LLC 8.64%, 01/20/2028, 3 mo. USD Term SOFR + 3.00%	922,220
		9,439,211
	Food Service - 0.1%
	Aramark Services, Inc.
951,150	7.19%, 01/15/2027, 1 mo. USD Term SOFR + 1.75%	946,394
1,231,985	7.94%, 04/06/2028, 1 mo. USD Term SOFR + 2.50%	1,229,164
364,687	7.94%, 06/22/2030, 1 mo. USD Term SOFR + 2.50%	363,622
		2,539,180
	Hand/Machine Tools - 0.1%
958,712	Alliance Laundry Systems LLC 8.99%, 10/08/2027, 1 mo. USD Term SOFR + 3.50%	956,143
	Healthcare - Products - 0.4%
	Avantor Funding, Inc.
EUR 698,913	6.37%, 06/12/2028, 1 mo. EURIBOR + 2.50%	732,930

The accompanying notes are an integral part of these financial statements.
117

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Healthcare - Products - 0.4% - (continued)
$ 1,408,508	7.67%, 11/08/2027, 1 mo. USD Term SOFR + 2.25%	$ 1,406,945
718,462	Insulet Corp. 8.69%, 05/04/2028, 1 mo. USD Term SOFR + 3.25%	715,172
1,987,349	Medline Borrower LP 8.69%, 10/23/2028, 1 mo. USD Term SOFR + 3.25%	1,973,696
2,203,695	Sunshine Luxembourg VII SARL 9.24%, 10/01/2026, 3 mo. USD Term SOFR + 3.75%	2,199,706
		7,028,449
	Healthcare - Services - 0.4%
998,705	ADMI Corp. 8.81%, 12/23/2027, 1 mo. USD Term SOFR + 3.38%	891,974
1,466,297	AHP Health Partners, Inc. 8.94%, 08/24/2028, 1 mo. USD Term SOFR + 3.50%	1,464,464
1,217,725	Catalent Pharma Solutions, Inc. 7.45%, 02/22/2028, 1 mo. USD Term SOFR + 2.00%	1,188,292
1,285,425	EyeCare Partners LLC 9.39%, 11/15/2028, 1 mo. USD Term SOFR + 3.75%	695,736
447,240	ICON Luxembourg SARL 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	447,343
EUR 532,881	IQVIA, Inc. 5.97%, 06/11/2025, 3 mo. EURIBOR + 2.00%	563,374
$ 1,611,259	Surgery Center Holdings, Inc. 9.20%, 08/31/2026, 1 mo. USD Term SOFR + 3.75%	1,608,794
		6,859,977
	Home Builders - 0.1%
1,252,735	Installed Building Products, Inc. 7.44%, 12/14/2028, 1 mo. USD Term SOFR + 2.00%	1,251,169
1,109,463	Tecta America Corp. 9.44%, 04/10/2028, 1 mo. USD Term SOFR + 4.00%	1,105,302
		2,356,471
	Home Furnishings - 0.1%
1,241,966	Mattress Firm, Inc. 9.95%, 09/25/2028, 6 mo. USD LIBOR + 4.25%	1,224,628
776,510	Weber-Stephen Products LLC 8.69%, 10/30/2027, 1 mo. USD Term SOFR + 3.25%	677,225
		1,901,853
	Insurance - 1.1%
	Acrisure LLC
2,146,481	8.94%, 02/15/2027, 1 mo. USD Term SOFR + 3.50%	2,087,109
363,525	9.69%, 02/15/2027, 1 mo. USD Term SOFR + 4.25%	360,646
901,600	Alliant Holdings Intermediate LLC 8.94%, 11/05/2027, 1 mo. USD LIBOR + 3.50%	898,057
436,700	AmWINS Group, Inc. 8.19%, 02/19/2028, 1 mo. USD Term SOFR + 2.75%	435,281
	AssuredPartners, Inc.
290,575	8.82%, 02/12/2027, 1 mo. USD Term SOFR + 3.50%	287,887
108,900	9.57%, 02/12/2027, 1 mo. USD Term SOFR + 4.25%	105,708
	Asurion LLC
2,756,051	8.69%, 12/23/2026, 1 mo. USD Term SOFR + 3.25%	2,659,589
853,125	8.69%, 07/31/2027, 1 mo. USD Term SOFR + 3.25%	814,376
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Insurance - 1.1% - (continued)
$ 1,201,156	9.42%, 08/19/2028, 1 mo. USD Term SOFR + 4.00%	$ 1,144,270
558,596	9.67%, 08/19/2028, 1 mo. USD Term SOFR + 4.25%	532,588
1,055,000	10.69%, 01/31/2028, 1 mo. USD Term SOFR + 5.25%	913,704
	HUB International Ltd.
530,987	9.37%, 11/10/2029, 3 mo. USD Term SOFR + 4.00%	530,016
2,497,930	9.66%, 06/20/2030, 3 mo. USD Term SOFR + 4.25%	2,496,156
963,789	Ryan Specialty Group LLC 8.42%, 09/01/2027, 1 mo. USD Term SOFR + 3.00%	961,379
3,483,261	Sedgwick Claims Management Services, Inc. 9.07%, 02/24/2028, 1 mo. USD Term SOFR + 3.75%	3,468,039
1,997,574	USI, Inc. 9.14%, 11/22/2029, 3 mo. USD Term SOFR + 3.75%	1,990,502
		19,685,307
	Internet - 0.3%
986,346	Endure Digital, Inc. 9.42%, 02/10/2028, 6 mo. USD Term SOFR + 3.50%	912,991
1,659,797	Gen Digital Inc. 7.42%, 09/12/2029, 1 mo. USD Term SOFR + 2.00%	1,643,896
	Go Daddy Operating Co. LLC
943,312	7.44%, 08/10/2027, 1 mo. USD Term SOFR + 2.00%	941,869
1,079,384	7.82%, 11/09/2029, 3 mo. USD Term SOFR + 2.50%	1,079,632
1,234,802	MH Sub I LLC 9.57%, 05/03/2028, 1 mo. USD Term SOFR + 4.25%	1,178,545
		5,756,933
	Investment Company Security - 0.0%
745,000	GIP Pilot Acquisition Partners LP 8.39%, 10/04/2030, 3 mo. USD Term SOFR + 3.00%	743,138
	IT Services - 0.1%
740,000	NCR Atleos LLC 10.18%, 03/27/2029, 3 mo. USD Term SOFR + 4.75%	706,086
1,033,805	Tempo Acquisition LLC 8.07%, 08/31/2028, 1 mo. USD Term SOFR + 2.75%	1,032,192
		1,738,278
	Leisure Time - 0.3%
	Carnival Corp.
384,038	8.34%, 08/08/2027, 1 mo. USD Term SOFR + 3.00%	376,837
1,650,600	8.69%, 10/18/2028, 1 mo. USD Term SOFR + 3.25%	1,618,281
2,189,600	Hayward Industries, Inc. 8.19%, 05/30/2028, 1 mo. USD Term SOFR + 2.75%	2,147,757
967,725	MajorDrive Holdings IV LLC 9.65%, 06/01/2028, 3 mo. USD Term SOFR + 4.00%	937,890
		5,080,765
	Lodging - 0.2%
1,061,124	Four Seasons Hotels Ltd. 7.92%, 11/30/2029, 1 mo. USD Term SOFR + 2.50%	1,060,530

The accompanying notes are an integral part of these financial statements.
118

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Lodging - 0.2% - (continued)
$ 974,847	Hilton Domestic Operating Co., Inc. 7.17%, 06/22/2026, 1 mo. USD Term SOFR + 1.75%	$ 973,580
985,333	Station Casinos LLC 7.67%, 02/08/2027, 1 mo. USD Term SOFR + 2.25%	977,834
		3,011,944
	Machinery - Construction & Mining - 0.1%
1,824,703	Brookfield WEC Holdings, Inc. 8.19%, 08/01/2025, 1 mo. USD Term SOFR + 2.75%	1,821,565
	Machinery-Diversified - 0.2%
947,999	Gardner Denver, Inc. 7.17%, 03/01/2027, 1 mo. USD Term SOFR + 1.75%	948,757
1,828,392	Vertical U.S. Newco, Inc. 9.38%, 07/30/2027, 3 mo. USD Term SOFR + 3.50%	1,814,460
		2,763,217
	Media - 1.2%
820,301	Altice Financing SA 10.39%, 10/31/2027, 1 mo. USD Term SOFR + 5.00%	763,225
1,989,089	Cable One, Inc. 7.44%, 05/03/2028, 1 mo. USD Term SOFR + 2.00%	1,970,849
1,566,228	Charter Communications Operating LLC 7.13%, 02/01/2027, 3 mo. USD Term SOFR + 1.75%	1,561,952
	CSC Holdings LLC
1,061,698	7.95%, 04/15/2027, 1 mo. USD Term SOFR + 2.50%	955,857
1,288,774	9.83%, 01/18/2028, 1 mo. USD Term SOFR + 4.50%	1,201,781
457,870	DirecTV Financing LLC 10.44%, 08/02/2027, 1 mo. USD Term SOFR + 5.00%	444,871
	EW Scripps Co.
678,192	8.00%, 05/01/2026, 1 mo. USD Term SOFR + 2.56%	663,658
608,300	8.44%, 01/07/2028, 1 mo. USD Term SOFR + 2.75%	582,161
1,193,748	Gray Television, Inc. 7.93%, 01/02/2026, 1 mo. USD Term SOFR + 2.50%	1,189,606
628,989	Nexstar Broadcasting, Inc. 7.94%, 09/18/2026, 1 mo. USD Term SOFR + 2.50%	628,637
815,000	Simon & Schuster, Inc. 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 4.00%(9)	808,211
2,630,000	Telenet Financing USD LLC 7.45%, 04/30/2028, 1 mo. USD Term SOFR + 2.00%	2,551,389
	Virgin Media Bristol LLC
EUR 800,000	7.12%, 01/31/2029, 1 mo. EURIBOR + 3.25%	828,603
$ 2,325,000	7.95%, 01/31/2028, 1 mo. USD Term SOFR + 2.50%	2,256,715
585,000	8.70%, 01/31/2029, 1 mo. USD Term SOFR + 3.25%	572,844
EUR 1,400,000	Virgin Media SFA Finance Ltd. 6.37%, 01/31/2029, 1 mo. EURIBOR + 2.50%	1,424,250
1,310,000	Ziggo BV 6.93%, 01/31/2029, 6 mo. EURIBOR + 3.00%	1,312,412
$ 1,345,000	Ziggo Financing Partnership 7.95%, 04/30/2028, 1 mo. USD Term SOFR + 2.50%	1,314,912
		21,031,933
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Mining - 0.1%
$ 733,125	American Rock Salt Co. LLC 9.44%, 06/09/2028, 1 mo. USD Term SOFR + 4.00%	$ 659,812
630,000	Arsenal AIC Parent LLC 9.88%, 08/18/2030, 3 mo. USD Term SOFR + 4.50%	627,978
		1,287,790
	Miscellaneous Manufacturing - 0.1%
EUR 1,487,723	CeramTec AcquiCo GmbH 7.28%, 03/16/2029, 3 mo. EURIBOR + 3.50%	1,529,895
	Packaging & Containers - 0.3%
	Berlin Packaging LLC
$ 1,803,756	8.58%, 03/11/2028, 3 mo. USD Term SOFR + 3.25%	1,745,134
769,300	9.19%, 03/11/2028, 3 mo. USD Term SOFR + 3.75%	750,206
1,175,125	Clydesdale Acquisition Holdings, Inc. 9.60%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%	1,135,077
1,916,481	TricorBraun Holdings, Inc. 8.69%, 03/03/2028, 1 mo. USD Term SOFR + 3.25%	1,854,195
		5,484,612
	Pharmaceuticals - 0.6%
4,758,006	Elanco Animal Health, Inc. 7.16%, 08/01/2027, 1 mo. USD Term SOFR + 1.75%	4,643,243
1,100,872	Gainwell Acquisition Corp. 9.49%, 10/01/2027, 3 mo. USD Term SOFR + 4.00%	1,050,419
1,041,088	Jazz Financing Lux SARL 8.94%, 05/05/2028, 1 mo. USD Term SOFR + 3.50%	1,040,505
1,589,063	Organon & Co. 8.45%, 06/02/2028, 1 mo. USD Term SOFR + 3.00%	1,583,898
1,364,117	Pathway Vet Alliance LLC 9.19%, 03/31/2027, 1 mo. USD Term SOFR + 3.75%	1,238,278
111,430	PRA Health Sciences, Inc. 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	111,456
446,250	Prestige Brands, Inc. 7.44%, 07/03/2028, 1 mo. USD Term SOFR + 2.00%	444,893
		10,112,692
	Pipelines - 0.5%
714,253	Buckeye Partners LP 7.67%, 11/01/2026, 1 mo. USD Term SOFR + 2.25%	713,288
904,478	DT Midstream, Inc. 7.44%, 06/26/2028, 1 mo. USD Term SOFR + 2.00%	904,605
2,160,304	Medallion Midland Acquisition LLC 9.40%, 10/18/2028, 3 mo. USD Term SOFR + 3.75%	2,160,304
745,843	NorthRiver Midstream Finance LP 8.39%, 08/16/2030, 1 mo. USD Term SOFR + 3.00%	743,277
1,029,082	Oryx Midstream Services Permian Basin LLC 8.69%, 10/05/2028, 1 mo. USD Term SOFR + 3.25%	1,026,798

The accompanying notes are an integral part of these financial statements.
119

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Pipelines - 0.5% - (continued)
$ 2,188,487	UGI Energy Services LLC 8.67%, 02/22/2030, 1 mo. USD Term SOFR + 3.25%	$ 2,182,666
279,300	Whitewater Whistler Holdings LLC 8.64%, 02/15/2030, 3 mo. USD Term SOFR + 3.25%	278,892
		8,009,830
	REITS - 0.1%
994,737	Iron Mountain, Inc. 7.19%, 01/02/2026, 1 mo. USD Term SOFR + 1.75%	991,315
	Retail - 1.5%
1,732,105	1011778 BC Unlimited Liability Co. 7.57%, 09/20/2030, 1 mo. USD Term SOFR + 2.25%	1,714,351
1,958,917	Beacon Roofing Supply, Inc. 7.69%, 05/19/2028, 1 mo. USD Term SOFR + 2.25%	1,954,842
	EG Group Ltd.
515,888	9.66%, 03/31/2026, 1 mo. USD Term SOFR + 4.25%	490,094
262,506	9.66%, 03/31/2026, 1 mo. USD Term SOFR + 4.25%	261,522
933,513	Foundation Building Materials Holding Co. LLC 8.89%, 01/31/2028, 3 mo. USD Term SOFR + 3.25%	917,764
3,024,941	Great Outdoors Group LLC 9.40%, 03/06/2028, 1 mo. USD Term SOFR + 3.75%	2,997,838
1,013,849	Harbor Freight Tools USA, Inc. 8.19%, 10/19/2027, 1 mo. USD Term SOFR + 2.75%	1,000,009
1,671,187	IRB Holding Corp. 8.42%, 12/15/2027, 1 mo. USD Term SOFR + 3.00%	1,651,684
1,698,203	KFC Holding Co. 7.20%, 03/15/2028, 1 mo. USD Term SOFR + 1.75%	1,694,315
1,971,405	LBM Acquisition LLC 9.17%, 12/17/2027, 1 mo. USD Term SOFR + 3.75%	1,872,835
1,682,425	Les Schwab Tire Centers 8.69%, 11/02/2027, 1 mo. USD Term SOFR + 3.25%	1,674,013
497,825	Medical Solutions Holdings, Inc. 8.77%, 11/01/2028, 3 mo. USD Term SOFR + 3.25%	462,978
1,055,650	Michaels Cos., Inc. 9.90%, 04/15/2028, 3 mo. USD Term SOFR + 4.25%	879,124
978,475	Petco Health & Wellness Co., Inc. 8.90%, 03/03/2028, 3 mo. USD Term SOFR + 3.25%	955,647
1,124,125	PetSmart, Inc. 9.17%, 02/11/2028, 1 mo. USD Term SOFR + 3.75%	1,108,904
3,954,432	Pilot Travel Centers LLC 7.42%, 08/04/2028, 1 mo. USD Term SOFR + 2.00%	3,951,980
1,972,999	SRS Distribution, Inc. 8.94%, 06/02/2028, 1 mo. USD Term SOFR + 3.50%	1,923,674
987,840	White Cap Buyer LLC 9.07%, 10/19/2027, 1 mo. USD Term SOFR + 3.75%	979,986
		26,491,560
	Semiconductors - 0.1%
966,434	Entegris, Inc. 7.88%, 07/06/2029, 3 mo. USD Term SOFR + 2.50%	966,782
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Semiconductors - 0.1% - (continued)
$ 1,089,000	MKS Instruments, Inc. 7.82%, 08/17/2029, 1 mo. USD Term SOFR + 2.50%	$ 1,079,014
494,900	Synaptics, Inc. 7.91%, 12/02/2028, 3 mo. USD Term SOFR + 2.25%	490,980
		2,536,776
	Software - 1.8%
638,248	Athenahealth Group, Inc. 8.58%, 02/15/2029, 1 mo. USD Term SOFR + 3.25%	617,391
1,100,400	CCC Intelligent Solutions, Inc. 7.69%, 09/21/2028, 1 mo. USD Term SOFR + 2.25%	1,096,549
1,555,151	DCert Buyer, Inc. 9.32%, 10/16/2026, 1 mo. USD Term SOFR + 4.00%	1,524,779
4,720,667	Dun & Bradstreet Corp. 8.18%, 02/06/2026, 1 mo. USD Term SOFR + 2.75%	4,713,303
1,888,330	E2open LLC 8.94%, 02/04/2028, 1 mo. USD Term SOFR + 3.50%	1,859,061
526,975	EP Purchaser LLC 9.15%, 11/06/2028, 3 mo. USD Term SOFR + 3.50%	508,367
527,981	Epicor Software Corp. 8.69%, 07/30/2027, 1 mo. USD Term SOFR + 3.25%	524,792
750,000	Evertec Group LLC 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 3.50%(9)	748,125
2,192,250	McAfee LLC 9.16%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%	2,092,240
301,392	Navicure, Inc. 9.44%, 10/22/2026, 1 mo. USD Term SOFR + 4.00%	301,299
2,001,454	Open Text Corp. 8.17%, 01/31/2030, 1 mo. USD Term SOFR + 2.75%	1,999,232
1,861,236	Peraton Corp. 9.17%, 02/01/2028, 1 mo. USD Term SOFR + 3.75%	1,824,011
1,000,198	Playtika Holding Corp. 8.19%, 03/13/2028, 1 mo. USD Term SOFR + 2.75%	967,121
1,075,395	Polaris Newco LLC 9.44%, 06/02/2028, 1 mo. USD Term SOFR + 4.00%	1,013,560
1,440,000	Quartz Acquireco LLC 8.83%, 06/28/2030, 1 mo. USD Term SOFR + 3.50%	1,436,400
1,314,586	RealPage, Inc. 8.44%, 04/24/2028, 1 mo. USD Term SOFR + 3.00%	1,283,640
	Science Applications International Corp.
765,269	7.30%, 10/31/2025, 1 mo. USD Term SOFR + 1.88%	764,588
1,381,437	7.30%, 03/12/2027, 1 mo. USD Term SOFR + 1.88%	1,380,747
226,646	SS&C European Holdings SARL 7.19%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	226,449
1,606,047	SS&C Technologies, Inc. 7.19%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	1,604,649
552,165	Surf Holdings LLC 8.96%, 03/05/2027, 1 mo. USD Term SOFR + 3.50%	548,283
	Ultimate Software Group, Inc.
1,512,782	8.76%, 05/04/2026, 3 mo. USD Term SOFR + 3.25%	1,503,494
619,200	9.23%, 05/04/2026, 3 mo. USD Term SOFR + 3.75%	617,534
3,452,424	Zelis Healthcare Corp. 8.94%, 09/30/2026, 1 mo. USD Term SOFR + 3.50%	3,448,660
		32,604,274
	Telecommunications - 0.4%
	Ciena Corp.
1,671,863	7.10%, 10/24/2030, PRIME + 2.00%	1,670,475
711,425	7.84%, 01/18/2030, PRIME + 2.50%	711,126

The accompanying notes are an integral part of these financial statements.
120

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.7%(7) - (continued)
	Telecommunications - 0.4% - (continued)
$ 1,042,258	Level 3 Financing, Inc. 7.19%, 03/01/2027, 1 mo. USD Term SOFR + 1.75%	$ 971,322
	Lorca Holdco Ltd.
EUR 1,390,000	7.52%, 09/17/2027, 6 mo. EURIBOR + 3.70%	1,447,389
1,002,234	8.02%, 09/17/2027, 6 mo. EURIBOR + 4.20%	1,051,853
$ 813,400	Xplornet Communications, Inc. 9.65%, 10/02/2028, 3 mo. USD Term SOFR + 4.00%	539,431
572,498	Zacapa SARL 9.39%, 03/22/2029, 3 mo. USD Term SOFR + 4.00%	563,315
		6,954,911
	Transportation - 0.3%
	First Student Bidco, Inc.
477,206	8.65%, 07/21/2028, 3 mo. USD Term SOFR + 3.00%	461,845
1,269,658	8.66%, 07/21/2028, 3 mo. USD Term SOFR + 3.00%	1,228,788
2,695,984	Genesee & Wyoming, Inc. 7.49%, 12/30/2026, 3 mo. USD Term SOFR + 2.00%	2,692,614
1,004,137	Savage Enterprises LLC 8.69%, 09/15/2028, 1 mo. USD Term SOFR + 3.25%	1,002,881
		5,386,128
	Total Senior Floating Rate Interests (cost $300,898,929)	$ 295,644,629
U.S. GOVERNMENT AGENCIES - 3.8%
	Mortgage-Backed Agencies - 3.8%
	Federal Home Loan Mortgage Corp. - 1.0%
902,627	1.00%, 05/25/2033	$ 783,300
3,674,264	1.00%, 01/15/2041	3,150,158
2,037,667	1.00%, 05/15/2041	1,817,135
978,713	1.00%, 06/15/2044	869,894
502,188	1.25%, 07/15/2031	489,962
64,845	1.50%, 01/15/2027	64,329
1,363,885	2.00%, 09/15/2041	1,222,306
2,092,896	2.50%, 12/15/2042	1,787,136
1,562,764	3.00%, 04/01/2031	1,458,881
249,423	3.50%, 04/01/2027	242,204
2,091,417	3.50%, 03/01/2032	1,975,952
78,282	3.50%, 09/15/2043	75,562
84,293	3.75%, 05/15/2039(4)	83,665
830,974	4.50%, 07/15/2040	786,899
2,577,337	4.50%, 05/25/2045	2,402,480
264,127	6.39%, 11/25/2048, 30 day USD SOFR Average + 1.06%(1)(3)	263,275
		17,473,138
	Federal National Mortgage Association - 2.4%
767,443	1.50%, 11/25/2042	686,326
1,383,206	2.00%, 04/25/2034	1,309,700
2,157,232	2.00%, 12/25/2042	1,737,590
2,750,353	2.50%, 03/25/2035	2,548,873
2,808,296	3.00%, 03/01/2033	2,635,525
3,003,862	3.00%, 02/25/2043	2,607,263
37,679	3.00%, 04/25/2043	36,473
593,823	3.00%, 05/25/2047	550,047
1,677,426	3.25%, 11/25/2043	1,547,054
215,936	3.50%, 11/01/2026	209,680
780,241	3.50%, 12/01/2026	757,312
129,601	3.50%, 12/01/2028	123,076
2,251,059	3.50%, 10/25/2035	2,077,340
983,387	3.50%, 07/25/2045	929,272
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 3.8% - (continued)
	Mortgage-Backed Agencies - 3.8% - (continued)
	Federal National Mortgage Association - 2.4% - (continued)
$ 541,124	3.50%, 05/25/2056		$ 486,354
2,022,267	4.00%, 11/25/2041		1,821,780
13,223,212	4.00%, 05/25/2052		12,099,066
5,054,117	4.50%, 05/25/2040		4,833,619
6,566,189	4.50%, 09/25/2040		6,270,719
			43,267,069
	Government National Mortgage Association - 0.4%
1,301,308	2.00%, 05/20/2046		1,079,963
2,991,048	2.50%, 10/20/2041		2,720,631
1,468,339	2.50%, 07/20/2042		1,341,228
518,373	3.00%, 08/20/2045		472,580
658,860	3.50%, 05/20/2048		594,405
61,341	5.00%, 08/20/2039		59,277
			6,268,084
	Total U.S. Government Agencies (cost $71,671,125)		$ 67,008,291
U.S. GOVERNMENT SECURITIES - 6.6%
	U.S. Treasury Securities - 6.6%
	U.S. Treasury Notes - 6.6%
2,425,000	0.25%, 06/15/2024		$ 2,347,798
10,000,000	1.50%, 02/15/2025		9,526,562
44,025,000	2.13%, 05/31/2026		41,036,115
15,000,000	2.63%, 05/31/2027		13,897,266
25,000,000	2.75%, 05/15/2025		24,088,867
10,950,000	3.25%, 06/30/2027		10,360,154
10,000,000	3.88%, 01/15/2026		9,759,766
5,000,000	4.00%, 02/15/2026		4,891,016
	Total U.S. Government Securities (cost $120,288,160)		$ 115,907,544
	Total Long-Term Investments (cost $1,853,923,647)		$ 1,747,465,124
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.2%
2,536,452	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $2,536,824; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $2,587,204		$ 2,536,452
	Securities Lending Collateral - 0.4%
1,195,925	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(10)		1,195,925
3,986,416	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(10)		3,986,416
1,195,925	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(10)		1,195,925
1,195,925	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(10)		1,195,925
			7,574,191
	Total Short-Term Investments (cost $10,110,643)		$ 10,110,643
	Total Investments (cost $1,864,034,290)	99.6%	$ 1,757,575,767
	Other Assets and Liabilities	0.4%	6,675,566
	Total Net Assets	100.0%	$ 1,764,251,333

The accompanying notes are an integral part of these financial statements.
121

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $651,368,785, representing 36.9% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.
(8)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2023, the aggregate value of the unfunded commitment was $326,846, which represents to 0.0% of total net assets.
(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(10)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	1,561	12/29/2023	$ 315,980,549	$ (1,153,122)
Short position contracts:
U.S. Treasury 5-Year Note Future	1,135	12/29/2023	$ 118,580,899	$ 1,865,527
U.S. Treasury 10-Year Note Future	274	12/19/2023	29,091,094	1,067,556
Total				$ 2,933,083
Total futures contracts				$ 1,779,961

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
2,776,520	USD	2,614,000	EUR	DEUT	11/03/2023	$ 10,319
19,419,087	USD	18,380,496	EUR	DEUT	11/30/2023	(54,228)
2,776,094	USD	2,614,000	EUR	DEUT	12/04/2023	6,045
Total foreign currency contracts						$ (37,864)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
122

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 318,339,611	$ —	$ 318,339,611	$ —
Corporate Bonds	950,565,049	—	950,565,049	—
Senior Floating Rate Interests	295,644,629	—	295,644,629	—
U.S. Government Agencies	67,008,291	—	67,008,291	—
U.S. Government Securities	115,907,544	—	115,907,544	—
Short-Term Investments	10,110,643	7,574,191	2,536,452	—
Foreign Currency Contracts(2)	16,364	—	16,364	—
Futures Contracts(2)	2,933,083	2,933,083	—	—
Total	$ 1,760,525,214	$ 10,507,274	$ 1,750,017,940	$ —
Liabilities
Foreign Currency Contracts(2)	$ (54,228)	$ —	$ (54,228)	$ —
Futures Contracts(2)	(1,153,122)	(1,153,122)	—	—
Total	$ (1,207,350)	$ (1,153,122)	$ (54,228)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
123

The Hartford Strategic Income Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 16.3%
	Asset-Backed - Automobile - 2.3%
$ 5,750,000	American Credit Acceptance Receivables Trust 3.64%, 05/15/2028(1)	$ 5,370,877
4,990,000	Avid Automobile Receivables Trust 11.14%, 05/15/2029(1)	5,101,968
1,785,000	DT Auto Owner Trust 3.34%, 07/17/2028(1)	1,584,043
	Exeter Automobile Receivables Trust
1,930,000	4.02%, 01/17/2028(1)	1,732,920
3,365,000	9.75%, 11/15/2030(1)	3,314,978
2,040,000	12.07%, 09/16/2030(1)	2,167,762
2,091,000	Flagship Credit Auto Trust 11.44%, 04/15/2030(1)	2,121,493
3,000,000	Hertz Vehicle Financing III LLC 9.44%, 03/25/2030(1)	2,964,766
	Santander Bank Auto Credit-Linked Notes
148,697	3.27%, 12/15/2031(1)	145,856
1,000,000	5.00%, 12/15/2031(1)	955,678
1,200,000	6.17%, 12/15/2031(1)	1,079,779
2,000,000	9.97%, 05/15/2032(1)	1,997,689
715,000	13.75%, 06/15/2033(1)	714,099
7,075,000	Tricolor Auto Securitization Trust 13.45%, 06/15/2028(1)	7,256,681
	Westlake Automobile Receivables Trust
1,830,000	3.42%, 04/15/2027(1)	1,704,121
8,830,000	3.66%, 12/15/2027(1)	8,218,363
		46,431,073
	Asset-Backed - Credit Card - 0.3%
7,750,000	Mercury Financial Credit Card Master Trust 5.20%, 09/21/2026(1)	7,238,044
	Asset-Backed - Home Equity - 0.2%
	GSAA Home Equity Trust
439,191	5.58%, 12/25/2046, 1 mo. USD Term SOFR + 0.25%(2)	118,458
761,478	5.60%, 02/25/2037, 1 mo. USD Term SOFR + 0.27%(2)	204,050
792,444	5.80%, 11/25/2036, 1 mo. USD Term SOFR + 0.47%(2)	178,787
521,346	5.90%, 04/25/2047, 1 mo. USD Term SOFR + 0.57%(2)	242,592
1,938,666	Morgan Stanley Mortgage Loan Trust 5.78%, 11/25/2036, 1 mo. USD Term SOFR + 0.45%(2)	532,614
	Soundview Home Loan Trust
2,251,000	5.92%, 07/25/2036, 1 mo. USD Term SOFR + 0.59%(2)	1,897,790
87,291	5.94%, 11/25/2036, 1 mo. USD Term SOFR + 0.61%(2)	79,302
		3,253,593
	Commercial Mortgage-Backed Securities - 3.2%
2,060,000	BAMLL Commercial Mortgage Securities Trust 3.72%, 11/05/2032(1)(3)	451,888
	BBCMS Mortgage Trust
2,490,000	0.99%, 04/15/2053(3)(4)	134,159
4,293,575	1.62%, 04/15/2053(3)(4)	270,692
	Benchmark Mortgage Trust
14,451,823	1.19%, 03/15/2062(3)(4)	659,918
8,643,522	1.51%, 01/15/2054(3)(4)	684,579
	BPR Trust
3,470,000	8.63%, 11/05/2028(1)(3)	3,439,037
8,245,000	9.51%, 02/15/2024, 1 mo. USD Term SOFR + 4.18%(1)(2)	8,181,608
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 16.3% - (continued)
	Commercial Mortgage-Backed Securities - 3.2% - (continued)
$ 5,675,000	12.96%, 05/15/2039, 1 mo. USD Term SOFR + 7.63%(1)(2)	$ 5,525,427
1,742,000	BX Commercial Mortgage Trust 8.30%, 09/15/2036, 1 mo. USD Term SOFR + 2.96%(1)(2)	1,613,482
	BX Trust
996,489	9.03%, 08/15/2039, 1 mo. USD Term SOFR + 3.70%(1)(2)	996,376
1,120,000	10.38%, 06/15/2036, 1 mo. USD Term SOFR + 5.04%(1)(2)	1,024,953
10,165,000	BXSC Commercial Mortgage Trust 9.47%, 03/15/2035, 1 mo. USD Term SOFR + 4.13%(1)(2)	9,935,819
2,260,000	CAMB Commercial Mortgage Trust 8.63%, 12/15/2037, 1 mo. USD Term SOFR + 3.36%(1)(2)	2,182,204
180,000	Citigroup Commercial Mortgage Trust 4.58%, 03/11/2047(1)(3)	149,626
1,350,000	Commercial Mortgage Trust 4.65%, 08/10/2047(3)	1,081,797
1,373	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	1,347
	DBJPM Mortgage Trust
17,361,085	1.41%, 08/10/2049(3)(4)	527,136
4,132,785	1.71%, 09/15/2053(3)(4)	240,462
	GS Mortgage Securities Corp. Trust
6,870,000	2.95%, 11/05/2034(1)	5,071,444
1,450,000	10.00%, 10/15/2036, 1 mo. USD Term SOFR + 4.66%(1)(2)	1,284,673
	GS Mortgage Securities Trust
42,840	0.09%, 08/10/2044(1)(3)(4)	0
275,900	0.37%, 07/10/2046(3)(4)	3
7,468,234	0.66%, 02/13/2053(3)(4)	211,356
1,803,408	4.60%, 11/10/2045(1)(3)	1,622,998
175,000	5.00%, 04/10/2047(1)(3)	143,910
	JP Morgan Chase Commercial Mortgage Securities Trust
569,988	2.73%, 10/15/2045(1)(3)	508,082
485,000	3.78%, 12/15/2047(1)(3)	315,250
	Morgan Stanley Capital I Trust
2,055,000	4.28%, 06/15/2050(3)	1,649,266
465,000	4.94%, 07/15/2049(1)(3)	332,520
4,551	5.26%, 10/12/2052(1)(3)	1,683
11,760,000	SREIT Trust 8.07%, 11/15/2038, 1 mo. USD Term SOFR + 2.74%(1)(2)	11,170,646
15,000	Wells Fargo Commercial Mortgage Trust 4.14%, 05/15/2048(3)	12,515
	Wells Fargo NA
6,487,609	0.59%, 11/15/2062(3)(4)	182,404
28,406,602	0.64%, 11/15/2062(3)(4)	879,446
5,300,449	0.69%, 12/15/2052(3)(4)	171,976
11,825,200	0.88%, 01/15/2063(3)(4)	481,321
9,213,596	0.89%, 05/15/2062(3)(4)	346,260
4,187,128	1.21%, 03/15/2063(3)(4)	226,825
13,753,072	1.76%, 03/15/2063(3)(4)	1,214,565
	WFRBS Commercial Mortgage Trust
143,308	3.02%, 11/15/2047(1)	7,860
2,125,000	4.72%, 11/15/2045(1)(3)	1,892,778
215,000	5.00%, 06/15/2044(1)(3)	109,666
		64,937,957
	Other Asset-Backed Securities - 5.7%
3,775,000	720 East CLO Ltd. 10.55%, 10/15/2036, 3 mo. USD Term SOFR + 5.15%(1)(2)	3,676,578
1,157,185	AASET Trust 6.41%, 01/16/2040(1)	218,129

The accompanying notes are an integral part of these financial statements.
124

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 16.3% - (continued)
	Other Asset-Backed Securities - 5.7% - (continued)
$ 2,925,000	Affirm Asset Securitization Trust 11.32%, 09/15/2028(1)	$ 2,924,941
2,235,000	Aligned Data Centers Issuer LLC 2.48%, 08/15/2046(1)	1,910,844
2,010,000	Apidos CLO XLIII Ltd. 8.38%, 04/25/2035, 3 mo. USD Term SOFR + 3.00%(1)(2)	2,021,085
2,875,000	Ares XLIX CLO Ltd. 11.37%, 07/22/2030, 3 mo. USD Term SOFR + 5.96%(1)(2)	2,467,650
2,183,000	Atlas Senior Loan Fund XI Ltd. 11.39%, 07/26/2031, 3 mo. USD Term SOFR + 6.01%(1)(2)	1,194,428
2,030,000	Bain Capital Credit CLO Ltd. 10.61%, 07/24/2036, 3 mo. USD Term SOFR + 5.25%(1)(2)	2,024,854
305,000	Ballyrock CLO 14 Ltd. 12.68%, 01/20/2034, 3 mo. USD Term SOFR + 7.26%(1)(2)	294,706
2,981,250	Carlyle U.S. CLO Ltd. 10.98%, 01/20/2030, 3 mo. USD Term SOFR + 5.56%(1)(2)	2,515,075
899,452	CF Hippolyta Issuer LLC 2.60%, 07/15/2060(1)	705,108
	CIFC Funding Ltd.
2,660,000	10.61%, 04/19/2029, 3 mo. USD Term SOFR + 5.21%(1)(2)	2,358,763
2,270,000	12.51%, 01/15/2034, 3 mo. USD Term SOFR + 7.11%(1)(2)	2,233,253
2,500,000	Dryden 64 CLO Ltd. 11.26%, 04/18/2031, 3 mo. USD Term SOFR + 5.86%(1)(2)	2,098,108
17,924	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(3)	13,450
1,345,295	Falcon Aerospace Ltd. 3.60%, 09/15/2039(1)	1,217,451
1,089,603	GSAMP Trust 5.53%, 01/25/2037, 1 mo. USD Term SOFR + 0.20%(2)	606,859
1,078,691	Horizon Aircraft Finance III Ltd. 4.46%, 11/15/2039(1)	506,980
1,895,000	Hotwire Funding LLC 4.46%, 11/20/2051(1)	1,553,742
2,825,000	Octagon Investment Partners 27 Ltd. 11.61%, 07/15/2030, 3 mo. USD Term SOFR + 6.21%(1)(2)	2,278,498
5,000,000	Octagon Investment Partners XVI Ltd. 11.41%, 07/17/2030, 3 mo. USD Term SOFR + 6.01%(1)(2)	4,206,525
3,000,000	Octagon Loan Funding Ltd. 11.64%, 11/18/2031, 3 mo. USD Term SOFR + 6.26%(1)(2)	2,579,787
4,910,000	Palmer Square Loan Funding Ltd. 13.19%, 07/20/2029, 3 mo. USD Term SOFR + 7.77%(1)(2)	4,732,302
	PRET LLC
3,705,000	3.72%, 07/25/2051(1)(5)	3,024,592
6,350,000	3.84%, 07/25/2051(1)(5)	5,577,719
1,890,000	Pretium Mortgage Credit Partners I LLC 3.84%, 06/27/2060(1)(5)	1,464,842
9,920,000	Pretium Mortgage Credit Partners LLC 3.60%, 02/25/2061(1)(5)	8,256,317
1,470,000	Progress Residential Trust 6.60%, 03/17/2040(1)	1,331,717
5,495,000	Retained Vantage Data Centers Issuer LLC 5.75%, 09/15/2048(1)	4,911,332
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 16.3% - (continued)
	Other Asset-Backed Securities - 5.7% - (continued)
$ 2,000,000	Sound Point CLO XII Ltd. 12.58%, 10/20/2028, 3 mo. USD Term SOFR + 7.16%(1)(2)	$ 1,885,930
3,385,000	Texas Debt Capital CLO Ltd. 8.42%, 04/20/2036, 3 mo. USD Term SOFR + 3.00%(1)(2)	3,380,522
3,535,296	Tricon Residential Trust 4.13%, 07/17/2038(1)	3,090,858
13,902,000	VCAT LLC 3.84%, 08/25/2051(1)(5)	11,568,872
1,715,000	Vericrest Opportunity Loan Transferee 4.21%, 08/25/2051(1)(5)	1,238,358
3,585,000	VFI ABS LLC 12.36%, 12/24/2030(1)(6)	3,584,161
2,385,000	VOLT C LLC 4.83%, 05/25/2051(1)(5)	1,771,555
2,205,000	VOLT CI LLC 4.83%, 05/25/2051(1)(5)	1,553,690
2,065,000	VOLT XCIII LLC 4.83%, 02/27/2051(1)(5)	1,609,891
5,705,000	VOLT XCIV LLC 4.95%, 02/27/2051(1)(5)	4,318,437
4,195,000	VOLT XCIX LLC 4.95%, 04/25/2051(1)(5)	3,505,405
5,145,000	VOLT XCV LLC 4.95%, 03/27/2051(1)(5)	3,943,042
6,150,000	Webster Park CLO Ltd. 11.18%, 07/20/2030, 3 mo. USD Term SOFR + 5.76%(1)(2)	5,392,830
		115,749,186
	Whole Loan Collateral CMO - 4.6%
2,655,000	Arroyo Mortgage Trust 2.67%, 10/25/2048(1)(3)	1,445,229
88,700	Banc of America Mortgage Trust 5.12%, 09/25/2035(3)	73,735
38,066	Bear Stearns ALT-A Trust 5.94%, 01/25/2036, 1 mo. USD Term SOFR + 0.61%(2)	33,315
78,257	Bear Stearns ARM Trust 7.67%, 10/25/2035, 1 yr. USD CMT + 2.30%(2)	71,535
1,688,000	Bellemeade RE Ltd. 9.92%, 01/26/2032, 30 day USD SOFR Average + 4.60%(1)(2)	1,692,701
434,709	Chase Mortgage Finance Trust 5.50%, 11/25/2035	305,159
235,796	CHL Mortgage Pass-Through Trust 4.39%, 09/25/2047(3)	201,482
	Countrywide Alternative Loan Trust
24,908	5.50%, 12/25/2035, 1 mo. USD Term SOFR + 0.61%(2)	10,773
537,487	5.75%, 05/25/2036	206,490
82,982	5.98%, 01/25/2036, 1 mo. USD Term SOFR + 0.65%(2)	71,307
543,910	6.00%, 05/25/2036	275,642
149,636	6.08%, 11/25/2035, 1 mo. USD Term SOFR + 0.75%(2)	115,303
60,697	CSMC Trust 3.25%, 04/25/2047(1)(3)	52,357
8,870,000	Eagle RE Ltd. 11.07%, 10/25/2033, 30 day USD SOFR Average + 5.75%(1)(2)	9,188,750
5,881,000	Ellington Financial Mortgage Trust 3.86%, 06/25/2066(1)(3)	3,163,555
	Federal National Mortgage Association Connecticut Avenue Securities
2,240,000	8.44%, 01/25/2040, 30 day USD SOFR Average + 3.11%(1)(2)	2,232,297
555,000	8.47%, 12/25/2041, 30 day USD SOFR Average + 3.15%(1)(2)	553,269
9,000,000	8.69%, 01/25/2040, 30 day USD SOFR Average + 3.36%(1)(2)	9,095,241

The accompanying notes are an integral part of these financial statements.
125

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 16.3% - (continued)
	Whole Loan Collateral CMO - 4.6% - (continued)
$ 6,980,000	8.84%, 10/25/2039, 30 day USD SOFR Average + 3.51%(1)(2)	$ 7,080,261
2,390,000	9.82%, 01/25/2042, 30 day USD SOFR Average + 4.50%(1)(2)	2,437,378
950,000	10.07%, 06/25/2043, 30 day USD SOFR Average + 4.75%(1)(2)	984,525
1,510,000	10.57%, 03/25/2042, 30 day USD SOFR Average + 5.25%(1)(2)	1,599,370
3,430,000	11.52%, 11/25/2041, 30 day USD SOFR Average + 6.21%(1)(2)	3,406,469
1,385,000	11.57%, 03/25/2042, 30 day USD SOFR Average + 6.25%(1)(2)	1,507,751
2,570,000	12.32%, 04/25/2042, 30 day USD SOFR Average + 7.00%(1)(2)	2,659,950
8,200,000	14.69%, 11/25/2039, 30 day USD SOFR Average + 9.36%(1)(2)	8,820,453
29,947	GMACM Mortgage Loan Trust 3.28%, 04/19/2036(3)	22,425
231,088	GSR Mortgage Loan Trust 3.98%, 01/25/2036(3)	204,525
808,654	HarborView Mortgage Loan Trust 5.93%, 12/19/2036, 1 mo. USD Term SOFR + 0.59%(2)	740,858
	Home RE Ltd.
3,462,000	9.92%, 10/25/2033, 30 day USD SOFR Average + 4.60%(1)(2)	3,465,801
6,685,000	10.82%, 10/25/2034, 30 day USD SOFR Average + 5.50%(1)(2)	6,902,509
16,054	Impac CMB Trust 7.69%, 02/25/2036, 1 mo. USD Term SOFR + 2.36%(2)	14,924
338,571	IndyMac IMSC Mortgage Loan Trust 5.59%, 03/25/2047, 1 mo. USD Term SOFR + 0.26%(2)	223,464
	JP Morgan Mortgage Trust
122,549	3.97%, 05/25/2036(3)	96,980
19,795	4.50%, 04/25/2037(3)	14,203
96,935	5.01%, 11/25/2035(3)	81,957
941,654	Legacy Mortgage Asset Trust 7.25%, 11/25/2059(1)(5)	938,020
2,000,000	LHOME Mortgage Trust 4.61%, 06/25/2026(1)(5)	1,825,512
40,413	MASTR Adjustable Rate Mortgages Trust 5.41%, 11/21/2034(3)	37,144
155,676	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.77%, 06/25/2036(3)	112,371
3,970,000	NYMT Loan Trust 3.56%, 08/25/2061(1)(5)	2,801,519
4,645,000	OSAT Trust 3.97%, 05/25/2065(1)(5)	3,738,302
1,410,114	PMT Credit Risk Transfer Trust 8.34%, 02/27/2024, 1 mo. USD Term SOFR + 3.01%(1)(2)	1,402,390
	Preston Ridge Partners Mortgage LLC
1,265,000	3.47%, 04/25/2026(1)(5)	1,078,596
996,000	4.70%, 11/25/2025(1)(5)	880,834
5,688,000	4.83%, 10/25/2026(1)(5)	4,984,326
492,267	Structured Asset Mortgage Investments II Trust 5.90%, 02/25/2036, 1 mo. USD Term SOFR + 0.57%(2)	370,675
4,675,000	Triangle Re Ltd. 10.94%, 10/25/2033, 1 mo. USD Term SOFR + 5.50%(1)(2)	4,897,560
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 16.3% - (continued)
	Whole Loan Collateral CMO - 4.6% - (continued)
$ 12,258	WaMu Mortgage Pass-Through Certificates Trust 6.28%, 06/25/2044, 1 mo. USD Term SOFR + 0.95%(2)	$ 10,935
299,792	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 6.00%, 07/25/2036, 1 mo. USD Term SOFR + 0.71%(2)	196,441
		92,326,568
	Total Asset & Commercial Mortgage-Backed Securities (cost $360,121,587)	$ 329,936,421
CONVERTIBLE BONDS - 3.2%
	Airlines - 0.1%
1,925,000	Southwest Airlines Co. 1.25%, 05/01/2025	$ 1,825,863
	Auto Manufacturers - 0.1%
1,291,000	Ford Motor Co. 0.00%, 03/15/2026(7)	1,178,038
	Biotechnology - 0.3%
1,800,000	Alnylam Pharmaceuticals, Inc. 1.00%, 09/15/2027	1,556,167
1,987,000	Exact Sciences Corp. 0.38%, 03/15/2027	1,726,206
1,735,000	Ionis Pharmaceuticals, Inc. 1.75%, 06/15/2028(1)(8)	1,786,203
		5,068,576
	Commercial Services - 0.4%
2,518,000	Alarm.com Holdings, Inc. 0.00%, 01/15/2026(7)(8)	2,152,890
2,138,000	Block, Inc. 0.13%, 03/01/2025	1,969,098
EUR 1,200,000	Nexi SpA 1.75%, 04/24/2027(9)	1,127,926
$ 2,220,000	Shift4 Payments, Inc. 0.00%, 12/15/2025(7)	1,986,900
		7,236,814
	Electric - 0.1%
1,675,000	Southern Co. 3.88%, 12/15/2025(1)	1,643,175
	Energy-Alternate Sources - 0.2%
1,745,000	Enphase Energy, Inc. 0.00%, 03/01/2028(7)(8)	1,295,293
411,000	Maxeon Solar Technologies Ltd. 6.50%, 07/15/2025	342,363
2,105,000	SolarEdge Technologies, Inc. 0.00%, 09/15/2025(7)(8)	1,827,140
		3,464,796
	Engineering & Construction - 0.0%
345,000	Fluor Corp. 1.13%, 08/15/2029(1)	331,545
	Entertainment - 0.1%
1,370,000	DraftKings Holdings, Inc. 0.00%, 03/15/2028(7)	1,017,910
	Healthcare - Products - 0.2%
1,087,000	Insulet Corp. 0.38%, 09/01/2026	1,001,670
1,924,000	Integra LifeSciences Holdings Corp. 0.50%, 08/15/2025	1,731,600
1,700,000	Shockwave Medical, Inc. 1.00%, 08/15/2028(1)	1,642,200
		4,375,470
	Internet - 0.5%
1,775,000	Airbnb, Inc. 0.00%, 03/15/2026(7)	1,534,487

The accompanying notes are an integral part of these financial statements.
126

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 3.2% - (continued)
	Internet - 0.5% - (continued)
	Etsy, Inc.
$ 445,000	0.13%, 10/01/2026(8)	$ 441,885
1,953,000	0.25%, 06/15/2028	1,438,384
	Sea Ltd.
1,940,000	0.25%, 09/15/2026	1,538,420
560,000	2.38%, 12/01/2025	528,360
1,901,000	Snap, Inc. 0.13%, 03/01/2028	1,287,928
2,318,000	Uber Technologies, Inc. 0.00%, 12/15/2025(7)	2,106,544
1,750,000	Zillow Group, Inc. 1.38%, 09/01/2026	1,842,750
		10,718,758
	IT Services - 0.2%
2,405,000	Rapid7, Inc. 0.25%, 03/15/2027	2,044,250
1,900,000	Zscaler, Inc. 0.13%, 07/01/2025	2,314,200
		4,358,450
	Leisure Time - 0.0%
225,000	Carnival Corp. 5.75%, 12/01/2027(1)	266,375
164,000	Royal Caribbean Cruises Ltd. 6.00%, 08/15/2025	299,382
		565,757
	Lodging - 0.2%
4,840,000	Wynn Macau Ltd. 4.50%, 03/07/2029(1)	4,929,056
	Machinery-Diversified - 0.1%
1,825,000	Middleby Corp. 1.00%, 09/01/2025	1,890,700
	Miscellaneous Manufacturing - 0.1%
2,024,000	John Bean Technologies Corp. 0.25%, 05/15/2026(8)	1,801,360
	Pharmaceuticals - 0.2%
1,088,000	Ascendis Pharma AS 2.25%, 04/01/2028	958,800
2,375,000	Dexcom, Inc. 0.25%, 11/15/2025	2,244,375
1,676,000	Jazz Investments I Ltd. 2.00%, 06/15/2026	1,692,760
		4,895,935
	REITS - 0.1%
2,255,000	Welltower OP LLC 2.75%, 05/15/2028(1)	2,311,375
	Semiconductors - 0.1%
	ON Semiconductor Corp.
850,000	0.00%, 05/01/2027(7)	1,110,100
665,000	0.50%, 03/01/2029(1)	581,875
		1,691,975
	Software - 0.2%
650,000	Bill Holdings, Inc. 0.00%, 12/01/2025(7)	616,688
2,550,000	Ceridian HCM Holding, Inc. 0.25%, 03/15/2026	2,219,638
460,000	Datadog, Inc. 0.13%, 06/15/2025	506,460
955,000	MongoDB, Inc. 0.25%, 01/15/2026	1,626,842
		4,969,628
	Total Convertible Bonds (cost $71,192,835)	$ 64,275,181
CORPORATE BONDS - 31.1%
	Aerospace/Defense - 0.2%
3,300,000	Embraer Netherlands Finance BV 7.00%, 07/28/2030(1)	$ 3,221,297
335,000	Spirit AeroSystems, Inc. 9.38%, 11/30/2029(1)	342,581
		3,563,878
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Agriculture - 0.1%
$ 1,685,000	Kernel Holding SA 6.50%, 10/17/2024(1)	$ 1,280,600
2,290,000	MHP Lux SA 6.25%, 09/19/2029(9)	1,429,326
		2,709,926
	Airlines - 0.2%
2,688,248	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(1)	1,987,523
2,024,000	VistaJet Malta Finance PLC/Vista Management Holding, Inc. 6.38%, 02/01/2030(1)	1,349,964
		3,337,487
	Apparel - 0.1%
1,580,000	Hanesbrands, Inc. 9.00%, 02/15/2031(1)(8)	1,469,306
	Auto Manufacturers - 0.2%
CAD 2,500,000	Daimler Truck Finance Canada, Inc. 1.85%, 12/15/2023	1,794,880
$ 2,500,000	Daimler Truck Finance North America LLC 6.34%, 04/05/2024, 3 mo. USD SOFR + 1.00%(1)(2)	2,502,933
CAD 200,000	General Motors Financial of Canada Ltd. 3.25%, 11/07/2023	144,155
		4,441,968
	Auto Parts & Equipment - 0.3%
	Forvia SE
EUR 2,875,000	2.38%, 06/15/2027(9)	2,708,935
2,805,000	2.75%, 02/15/2027(9)	2,693,434
		5,402,369
	Chemicals - 0.5%
	Braskem Netherlands Finance BV
$ 895,000	4.50%, 01/31/2030(9)	689,027
1,225,000	7.25%, 02/13/2033(1)	1,057,707
200,000	7.25%, 02/13/2033(9)	172,687
1,340,000	8.50%, 01/12/2031(1)	1,255,848
	Itelyum Regeneration SpA
EUR 2,275,000	4.63%, 10/01/2026(9)	2,154,424
1,265,000	4.63%, 10/01/2026(1)	1,197,955
	Sasol Financing USA LLC
$ 2,160,000	4.38%, 09/18/2026	1,892,782
1,935,000	5.50%, 03/18/2031	1,481,634
		9,902,064
	Commercial Banks - 8.9%
	AIB Group PLC
EUR 4,415,000	5.25%, 10/09/2024, (5.25% fixed rate until 10/09/2024; 5 yr. EUR Swap + 5.70% thereafter)(9)(10)(11)	4,457,371
$ 495,000	6.61%, 09/13/2029, (6.61% fixed rate until 09/13/2028; 6 mo. USD SOFR + 2.33% thereafter)(1)(10)	484,401
	Banca Monte dei Paschi di Siena SpA
EUR 7,040,000	1.88%, 01/09/2026(9)	6,648,256
1,825,000	2.63%, 04/28/2025(9)	1,812,757
12,040,000	Banca Transilvania SA 8.88%, 04/27/2027, (8.88% fixed rate until 11/02/2033; 1 yr. EURIBOR ICE Swap + 5.58% thereafter)(9)(10)	13,121,713
1,200,000	Banco de Credito Social Cooperativo SA 1.75%, 03/09/2028, (1.75% fixed rate until 03/09/2027; 1 yr. EUR Swap + 2.15% thereafter)(9)(10)	1,041,562

The accompanying notes are an integral part of these financial statements.
127

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Commercial Banks - 8.9% - (continued)
EUR 1,600,000	Banco de Sabadell SA 5.75%, 03/15/2026, (5.75% fixed rate until 03/15/2026; 5 year EUR Swap + 6.20% thereafter)(9)(10)(11)	$ 1,476,160
$ 1,200,000	Banco Santander SA 6.58%, 05/24/2024, 3 mo. USD SOFR + 1.24%(2)	1,204,922
1,800,000	Bank Leumi Le-Israel BM 7.13%, 07/18/2033, (7.13% fixed rate until 04/18/2028; 5 yr. USD CMT + 3.47% thereafter)(9)(10)	1,602,000
GBP 1,900,000	Bank of Ireland Group PLC 7.59%, 12/06/2032, (7.59% fixed rate until 09/06/2027; 5 yr. U.K. Government Bond + 4.70% thereafter)(9)(10)	2,283,786
$ 500,000	Bank of Montreal 6.05%, 03/08/2024, 3 mo. USD SOFR + 0.71%(2)	500,369
EUR 1,900,000	Banque Federative du Credit Mutuel SA 3.88%, 06/16/2032, (3.88% fixed rate until 06/16/2027; 5 yr. EUR Swap + 2.20% thereafter)(9)(10)	1,904,475
	Barclays PLC
GBP 1,525,000	5.88%, 09/15/2024, (5.88% fixed rate until 09/15/2024; 4 yr. GBP SONIA Linked ICE Swap + 5.19% thereafter)(9)(10)(11)	1,721,494
1,350,000	6.38%, 12/15/2025, (6.38% fixed rate until 12/15/2025; 5 yr. U.K. Government Bond + 6.02% thereafter)(9)(10)(11)	1,462,446
	BAWAG Group AG
EUR 900,000	1.88%, 09/23/2030, (1.88% fixed rate until 09/23/2025; 5 yr. EUR Swap + 2.35% thereafter)(9)(10)	810,513
2,700,000	2.38%, 03/26/2029, (2.38% fixed rate until 03/26/2024; 5 yr. EUR Swap + 2.30% thereafter)(9)(10)	2,731,883
$ 9,015,000	BBVA Bancomer SA 8.45%, 06/29/2038, (8.45% fixed rate until 04/27/2026; 5 yr. USD CMT + 4.66% thereafter)(1)(10)	8,594,523
EUR 3,600,000	Belfius Bank SA 3.63%, 04/16/2025, (3.63% fixed rate until 04/16/2025; 5 yr. EUR Swap + 2.94% thereafter)(9)(10)(11)	2,866,622
	BNP Paribas SA
1,500,000	1.13%, 01/15/2032, (1.13% fixed rate until 01/15/2027; 5 yr. EUR Swap + 1.20% thereafter)(9)(10)	1,377,913
$ 1,100,000	2.50%, 03/31/2032, (2.50% fixed rate until 03/31/2027; 5 yr. EURIBOR ICE Swap + 1.60% thereafter)(9)(10)	1,050,655
2,010,000	4.50%, 02/25/2030, (4.50% fixed rate until 02/25/2030; 5 yr. USD CMT + 2.94% thereafter)(9)(10)(11)	1,364,769
2,410,000	4.63%, 02/25/2031, (4.63% fixed rate until 02/25/2031; 5 yr. USD CMT + 3.34% thereafter)(1)(10)(11)	1,671,438
3,600,000	7.38%, 08/19/2025, (7.38% fixed rate until 08/19/2025; 5 yr. USD Swap + 5.15% thereafter)(1)(10)(11)	3,507,335
1,090,000	8.50%, 08/14/2028, (8.50% fixed rate until 08/14/2028; 5 yr. USD CMT + 4.35% thereafter)(9)(10)(11)	1,044,603
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Commercial Banks - 8.9% - (continued)
$ 730,000	8.50%, 08/14/2028, (8.50% fixed rate until 08/14/2028; 5 yr. USD CMT + 4.35% thereafter)(1)(10)(11)	$ 699,596
	BPCE SA
EUR 5,600,000	1.50%, 01/13/2042, (1.50% fixed rate until 10/13/2026; 5 yr. EUR Swap + 1.75% thereafter)(9)(10)	5,118,150
1,300,000	4.50%, 01/13/2033(9)	1,335,794
	CaixaBank SA
$ 2,000,000	5.25%, 03/23/2026, (5.25% fixed rate until 03/23/2026; 5 yr. EUR Swap + 4.50% thereafter)(9)(10)(11)	1,830,725
1,450,000	6.84%, 09/13/2034, (6.84% fixed rate until 09/13/2033; 6 mo. USD SOFR + 2.77% thereafter)(1)(10)	1,372,923
CAD 1,000,000	Canadian Imperial Bank of Commerce 3.29%, 01/15/2024	717,960
EUR 2,200,000	Commerzbank AG 6.13%, 10/09/2025, (6.13% fixed rate until 10/09/2025; 5 yr. EUR Swap + 6.36% thereafter)(9)(10)(11)	2,141,595
	Credit Agricole SA
$ 1,320,000	4.75%, 03/23/2029, (4.75% fixed rate until 03/23/2029; 5 yr. USD CMT + 3.24% thereafter)(1)(10)(11)	977,102
EUR 1,300,000	7.25%, 09/23/2028, (7.25% fixed rate until 09/23/2028; 5 yr. EURIBOR ICE Swap + 4.44% thereafter)(9)(10)(11)	1,356,617
GBP 1,800,000	7.50%, 06/23/2026, (7.50% fixed rate until 06/23/2026; 4 yr. GBP SONIA Linked ICE Swap + 5.19% thereafter)(1)(10)(11)	2,051,071
$ 9,230,000	Dah Sing Bank Ltd. 3.00%, 11/02/2031, (3.00% fixed rate until 11/02/2026; 5 yr. USD CMT + 1.95% thereafter)(9)(10)	8,103,656
	Danske Bank AS
2,400,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 1 yr. USD CMT + 1.35% thereafter)(1)(10)	2,186,158
5,833,000	4.38%, 05/18/2026, (4.38% fixed rate until 05/18/2026; 5 yr. USD CMT + 3.39% thereafter)(9)(10)(11)	4,980,682
325,000	5.38%, 01/12/2024(1)	324,058
5,785,000	7.00%, 06/26/2025, (7.00% fixed rate until 06/26/2025; 7 yr. USD CMT + 4.13% thereafter)(9)(10)(11)	5,512,526
	Deutsche Bank AG
EUR 3,400,000	4.50%, 11/30/2026, (4.50% fixed rate until 11/30/2026; 5 yr. EUR Swap + 4.55% thereafter)(9)(10)(11)	2,575,444
$ 2,155,000	4.88%, 12/01/2032, (4.88% fixed rate until 12/01/2027; 5 yr. USD ICE Swap + 2.55% thereafter)(10)	1,811,876
EUR 360,000	FinecoBank Banca Fineco SpA 5.88%, 12/03/2024, (5.88% fixed rate until 12/03/2024; 5 yr. EUR Swap + 6.14% thereafter)(9)(10)(11)	365,679
	Freedom Mortgage Corp.
$ 2,020,000	7.63%, 05/01/2026(1)	1,857,733
4,515,000	12.00%, 10/01/2028(1)	4,515,145
5,380,000	12.25%, 10/01/2030(1)	5,377,807

The accompanying notes are an integral part of these financial statements.
128

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Commercial Banks - 8.9% - (continued)
	HSBC Holdings PLC
$ 2,760,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 6 mo. USD SOFR + 1.19% thereafter)(10)	$ 2,084,055
1,635,000	4.60%, 12/17/2030, (4.60% fixed rate until 12/17/2030; 5 yr. USD CMT + 3.65% thereafter)(10)(11)	1,181,759
EUR 690,000	4.75%, 07/04/2029, (4.75% fixed rate until 07/04/2029; 5 yr. EUR Swap + 3.84% thereafter)(9)(10)(11)	600,498
$ 2,105,000	6.00%, 05/22/2027, (6.00% fixed rate until 05/22/2027; 5 yr. USD ICE Swap + 3.75% thereafter)(10)(11)	1,833,448
EUR 1,135,000	6.36%, 11/16/2032, (6.36% fixed rate until 11/16/2027; 5 yr. EUR Swap + 3.30% thereafter)(9)(10)	1,226,306
GBP 930,000	6.80%, 09/14/2031, (6.80% fixed rate until 04/30/2026; 1 mo. GBP SONIO + 2.12% thereafter)(10)	1,137,003
	Intesa Sanpaolo SpA
$ 3,100,000	4.20%, 06/01/2032, (4.20% fixed rate until 06/01/2031; 1 yr. USD CMT + 2.60% thereafter)(1)(10)	2,207,404
630,000	6.63%, 06/20/2033(1)	578,668
EUR 1,400,000	KBC Group NV 4.25%, 10/24/2025, (4.25% fixed rate until 10/24/2025; 5 yr. EUR Swap + 3.59% thereafter)(9)(10)(11)	1,264,991
3,100,000	La Banque Postale SA 0.75%, 08/02/2032, (0.75% fixed rate until 05/03/2027; 5 yr. EUR Swap + 1.23% thereafter)(9)(10)	2,733,665
GBP 2,475,000	Lloyds Banking Group PLC 8.50%, 09/27/2027, (8.50% fixed rate until 09/27/2027; 5 yr. U.K. Government Bond + 5.88% thereafter)(10)(11)	2,808,941
EUR 13,300,000	mBank SA 0.97%, 09/21/2027, (0.97% fixed rate until 09/21/2026; 3 mo. EURIBOR + 1.25% thereafter)(9)(10)	11,458,020
CAD 1,500,000	Morgan Stanley 3.00%, 02/07/2024	1,073,772
EUR 1,300,000	Novo Banco SA 9.88%, 12/01/2033, (9.88% fixed rate until 06/01/2028; 5 yr. EUR Swap + 6.71% thereafter)(9)(10)	1,418,928
4,425,000	Nykredit Realkredit AS 4.00%, 07/17/2028(9)	4,550,349
	OTP Bank Nyrt
2,706,000	2.88%, 07/15/2029, (2.88% fixed rate until 07/15/2024; 5 yr. EURIBOR ICE Swap + 3.20% thereafter)(9)(10)	2,709,465
$ 200,000	8.75%, 05/15/2033, (8.75% fixed rate until 02/15/2028; 5 yr. USD CMT + 5.06% thereafter)(9)(10)	197,195
EUR 2,115,000	Permanent TSB Group Holdings PLC 3.00%, 08/19/2031, (3.00% fixed rate until 05/19/2026; 5 yr. EUR Swap + 3.22% thereafter)(9)(10)	1,962,981
2,090,000	Piraeus Financial Holdings SA 5.50%, 02/19/2030, (5.50% fixed rate until 02/19/2025; 5 yr. EUR Swap + 5.77% thereafter)(9)(10)	2,054,042
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Commercial Banks - 8.9% - (continued)
	Societe Generale SA
$ 5,130,000	4.75%, 05/26/2026, (4.75% fixed rate until 05/26/2026; 5 yr. USD CMT + 3.93% thereafter)(1)(10)(11)	$ 4,112,882
1,105,000	6.69%, 01/10/2034, (6.69% fixed rate until 01/10/2033; 1 yr. USD CMT + 2.95% thereafter)(1)(10)	1,036,797
1,630,000	9.38%, 11/22/2027, (9.38% fixed rate until 11/22/2027; 5 yr. USD CMT + 5.39% thereafter)(1)(10)(11)	1,573,252
2,300,000	Standard Chartered PLC 7.16%, 01/30/2027, 3 mo. USD LIBOR + 1.51%(3)(9)(11)(12)	2,098,540
	UBS Group AG
EUR 3,100,000	2.88%, 04/02/2032, (2.88% fixed rate until 04/02/2031; 1 yr. EUR Swap + 1.95% thereafter)(9)(10)	2,839,953
$ 830,000	4.88%, 02/12/2027, (4.88% fixed rate until 02/12/2027; 5 yr. USD CMT + 3.40% thereafter)(9)(10)(11)	682,558
EUR 1,675,000	7.75%, 03/01/2029, (7.75% fixed rate until 03/01/2028; 1 yr. EURIBOR ICE Swap + 4.95% thereafter)(9)(10)	1,963,024
$ 1,775,000	9.02%, 11/15/2033, (9.02% fixed rate until 11/15/2032; 6 mo. USD SOFR + 5.02% thereafter)(1)(10)	1,992,374
EUR 400,000	Volksbank Wien AG 7.75%, 04/09/2024, (7.75% fixed rate until 04/09/2024; 5 yr. EURIBOR ICE Swap + 7.80% thereafter)(9)(10)(11)	398,819
		179,733,952
	Commercial Services - 0.8%
	Adani Ports & Special Economic Zone Ltd.
$ 450,000	3.10%, 02/02/2031(9)	295,978
200,000	3.83%, 02/02/2032(9)	131,591
1,720,000	4.00%, 07/30/2027(9)	1,411,515
200,000	4.20%, 08/04/2027(9)	165,000
1,735,000	4.38%, 07/03/2029(9)	1,319,828
	Castor SpA
EUR 3,510,000	6.00%, 02/15/2029(1)	3,087,615
1,030,000	9.10%, 02/15/2029, 3 mo. EURIBOR + 5.25%(1)(2)	1,019,003
2,535,000	House of HR Group BV 9.00%, 11/03/2029(1)	2,608,521
	Nexi SpA
2,495,000	1.63%, 04/30/2026(9)	2,415,564
1,000,000	2.13%, 04/30/2029(9)	867,833
	Verisure Holding AB
308,000	3.25%, 02/15/2027(1)	294,120
555,000	3.88%, 07/15/2026(1)	555,095
410,000	3.88%, 07/15/2026(9)	410,070
	Verisure Midholding AB
2,480,000	5.25%, 02/15/2029(9)	2,260,117
306,000	5.25%, 02/15/2029(1)	278,869
		17,120,719
	Construction Materials - 0.1%
$ 1,850,000	Cemex SAB de CV 5.13%, 06/08/2026, (5.13% fixed rate until 06/08/2026; 5 yr. USD CMT + 4.53% thereafter)(9)(10)(11)	1,706,506

The accompanying notes are an integral part of these financial statements.
129

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Diversified Financial Services - 1.1%
$ 8,731,000	Charles Schwab Corp. 4.00%, 06/01/2026, (4.00% fixed rate until 06/01/2026; 5 yr. USD CMT + 3.17% thereafter)(10)(11)	$ 6,943,746
4,970,000	Discover Financial Services 7.96%, 11/02/2034, (7.96% fixed rate until 06/29/2033; 6 mo. USD SOFR + 3.37% thereafter)(10)	4,952,236
	Far East Horizon Ltd.
1,585,000	3.38%, 02/18/2025(9)	1,446,471
450,000	4.25%, 10/26/2026(9)	380,195
620,000	GTLK Europe Capital DAC 4.80%, 02/26/2028(6)(9)(13)	—
1,754,000	LFS Topco LLC 5.88%, 10/15/2026(1)	1,478,457
	Midcap Financial Issuer Trust
1,389,000	5.63%, 01/15/2030(1)	1,074,457
5,230,000	6.50%, 05/01/2028(1)	4,431,830
2,748,000	PennyMac Financial Services, Inc. 5.75%, 09/15/2031(1)	2,238,363
		22,945,755
	Electric - 2.0%
4,038,518	AES Panama Generation Holdings SRL 4.38%, 05/31/2030(9)	3,280,488
1,955,000	Bulgarian Energy Holding EAD 2.45%, 07/22/2028(9)	1,696,240
	Edison International
4,993,000	5.00%, 12/15/2026, (5.00% fixed rate until 12/15/2026; 5 yr. USD CMT + 3.90% thereafter)(10)(11)	4,443,580
6,027,000	5.38%, 03/15/2026, (5.38% fixed rate until 03/15/2026; 5 yr. USD CMT + 4.70% thereafter)(10)(11)	5,394,809
542,000	Inkia Energy Ltd. 5.88%, 11/09/2027(9)	508,803
1,145,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	1,001,875
	Pacific Gas & Electric Co.
3,475,000	6.70%, 04/01/2053	3,095,337
915,000	6.75%, 01/15/2053	814,537
3,880,000	ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries 4.50%, 07/14/2028(9)	3,175,629
	Termocandelaria Power Ltd.
3,472,775	7.88%, 01/30/2029(9)	3,257,034
155,000	7.88%, 01/30/2029(1)	145,371
14,395,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(1)	13,229,869
		40,043,572
	Electronics - 0.0%
500,000	Coherent Corp. 5.00%, 12/15/2029(1)	424,285
	Energy-Alternate Sources - 1.7%
8,080,000	Continuum Energy Aura Pte. Ltd. 9.50%, 02/24/2027(1)	7,961,916
	Energo-Pro AS
10,880,000	8.50%, 02/04/2027(1)	10,295,091
3,450,000	8.50%, 02/04/2027(9)	3,264,528
4,940,000	FS Luxembourg SARL 10.00%, 12/15/2025(1)	5,043,883
6,128,125	Greenko Dutch BV 3.85%, 03/29/2026(9)	5,454,031
	Greenko Power II Ltd.
1,599,938	4.30%, 12/13/2028(9)	1,340,834
333,900	4.30%, 12/13/2028(1)	279,826
		33,640,109
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Engineering & Construction - 0.9%
$ 1,778,000	Aeropuertos Dominicanos Siglo XXI SA 6.75%, 03/30/2029(9)	$ 1,722,349
	IHS Holding Ltd.
2,065,000	5.63%, 11/29/2026(9)	1,661,685
1,865,000	5.63%, 11/29/2026(1)	1,500,747
310,000	6.25%, 11/29/2028(1)	228,030
	International Airport Finance SA
7,513,912	12.00%, 03/15/2033(1)	7,186,193
6,115,640	12.00%, 03/15/2033(9)	5,848,906
		18,147,910
	Entertainment - 0.2%
500,000	Caesars Entertainment, Inc. 8.13%, 07/01/2027(1)(8)	495,393
250,000	Cinemark USA, Inc. 5.25%, 07/15/2028(1)	217,305
EUR 2,405,000	Motion Finco SARL 7.38%, 06/15/2030(9)	2,420,319
$ 1,390,000	Ontario Gaming GTA LP 8.00%, 08/01/2030(1)	1,358,770
		4,491,787
	Environmental Control - 0.1%
2,400,000	Covanta Holding Corp. 4.88%, 12/01/2029(1)	1,872,000
	Food - 0.3%
GBP 3,125,000	Bellis Acquisition Co. PLC 4.50%, 02/16/2026(9)	3,365,632
$ 3,550,000	Minerva Luxembourg SA 8.88%, 09/13/2033(1)	3,484,148
		6,849,780
	Food Service - 0.4%
EUR 9,220,000	Elior Group SA 3.75%, 07/15/2026(9)	7,558,217
	Gas - 0.0%
$ 500,000	AmeriGas Partners LP/AmeriGas Finance Corp. 9.38%, 06/01/2028(1)	494,289
	Hand/Machine Tools - 0.2%
EUR 3,475,000	IMA Industria Macchine Automatiche SpA 3.75%, 01/15/2028(9)	3,292,663
	Healthcare - Services - 0.2%
4,840,000	Catalent Pharma Solutions, Inc. 2.38%, 03/01/2028(9)	4,198,108
	Home Builders - 0.2%
$ 1,095,000	Adams Homes, Inc. 7.50%, 02/15/2025(1)	1,071,720
3,201,000	STL Holding Co. LLC 7.50%, 02/15/2026(1)	2,992,935
		4,064,655
	Insurance - 1.0%
GBP 1,340,000	Admiral Group PLC 8.50%, 01/06/2034(9)	1,656,430
	AIA Group Ltd.
EUR 1,775,000	0.88%, 09/09/2033, (0.88% fixed rate until 06/09/2028; 5 yr. EUR Swap + 1.10% thereafter)(9)(10)	1,510,663
$ 1,080,000	2.70%, 04/07/2026, (2.70% fixed rate until 04/07/2026; 5 yr. USD CMT + 1.76% thereafter)(9)(10)(11)	938,224
2,000,000	Allianz SE 3.50%, 12/31/2099, (3.50% fixed rate until 06/03/2026; 5 yr. USD CMT + 2.97% thereafter)(9)(10)(11)	1,641,989
4,384,000	AssuredPartners, Inc. 5.63%, 01/15/2029(1)	3,719,172

The accompanying notes are an integral part of these financial statements.
130

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Insurance - 1.0% - (continued)
	AXA SA
$ 475,000	6.38%, 12/14/2036, (6.38% fixed rate until 12/14/2036; 3 mo. USD LIBOR + 2.26% thereafter)(9)(10)(11)(12)	$ 490,352
3,950,000	8.60%, 12/15/2030	4,532,060
1,360,000	HSB Group, Inc. 6.57%, 07/15/2027, 3 mo. USD Term SOFR + 1.17%(2)	1,255,045
3,325,000	HUB International Ltd. 5.63%, 12/01/2029(1)	2,864,461
	Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal
EUR 800,000	0.63%, 06/21/2027(9)	733,751
200,000	2.13%, 06/21/2052, (2.13% fixed rate until 09/14/2030; 3 mo. EURIBOR + 3.45% thereafter)(9)(10)	146,553
$ 1,425,000	Phoenix Group Holdings PLC 5.63%, 01/29/2025, (5.63% fixed rate until 01/29/2025; 5 yr. USD CMT + 4.04% thereafter)(9)(10)(11)	1,297,690
		20,786,390
	Internet - 0.0%
78,699	Shutterfly Finance LLC 9.75%, 10/01/2027(1)(8)	78,109
	Investment Company Security - 0.5%
4,435,000	Hightower Holding LLC 6.75%, 04/15/2029(1)	3,783,188
2,915,000	Huarong Finance 2017 Co. Ltd. 4.75%, 04/27/2027(9)	2,528,762
2,336,000	Huarong Finance 2019 Co. Ltd. 3.75%, 05/29/2024(9)	2,272,064
	Huarong Finance II Co. Ltd.
200,000	4.63%, 06/03/2026(9)	178,126
600,000	4.88%, 11/22/2026(9)	531,000
200,000	5.50%, 01/16/2025(9)	192,000
		9,485,140
	Iron/Steel - 0.2%
	CSN Resources SA
540,000	4.63%, 06/10/2031(9)	401,869
3,610,000	5.88%, 04/08/2032(1)	2,855,789
1,820,000	JSW Steel Ltd. 3.95%, 04/05/2027(9)	1,571,889
		4,829,547
	IT Services - 0.3%
7,725,000	CA Magnum Holdings 5.38%, 10/31/2026(9)	6,746,474
	Leisure Time - 0.7%
	Carnival Corp.
7,840,000	5.75%, 03/01/2027(1)	7,014,947
670,000	10.50%, 06/01/2030(1)(8)	679,795
2,051,000	MajorDrive Holdings IV LLC 6.38%, 06/01/2029(1)	1,590,366
EUR 1,650,000	Pinnacle Bidco PLC 8.25%, 10/11/2028(1)	1,689,300
$ 500,000	Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026(1)	471,835
2,900,000	Viking Cruises Ltd. 9.13%, 07/15/2031(1)	2,849,250
		14,295,493
	Lodging - 0.4%
1,135,000	Melco Resorts Finance Ltd. 5.75%, 07/21/2028(1)	958,651
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Lodging - 0.4% - (continued)
$ 4,510,000	Studio City Finance Ltd. 5.00%, 01/15/2029(9)	$ 3,237,278
	Wynn Macau Ltd.
1,730,000	5.13%, 12/15/2029(1)	1,358,180
2,335,000	5.63%, 08/26/2028(1)	1,959,179
		7,513,288
	Machinery-Diversified - 0.1%
4,463,000	OT Merger Corp. 7.88%, 10/15/2029(1)	2,655,485
	Media - 0.4%
	CSC Holdings LLC
1,727,000	4.50%, 11/15/2031(1)	1,140,721
2,610,000	4.63%, 12/01/2030(1)	1,324,350
GBP 1,285,000	Virgin Media Secured Finance PLC 4.13%, 08/15/2030(9)	1,238,742
3,770,000	Virgin Media Vendor Financing Notes III DAC 4.88%, 07/15/2028(9)	3,831,242
		7,535,055
	Mining - 0.8%
$ 1,165,000	First Quantum Minerals Ltd. 6.88%, 10/15/2027(1)	992,832
4,340,000	Stillwater Mining Co. 4.50%, 11/16/2029(9)	3,292,975
11,065,000	WE Soda Investments Holding PLC 9.50%, 10/06/2028(1)	11,034,018
		15,319,825
	Oil & Gas - 2.5%
900,000	Diamond Foreign Asset Co./Diamond Finance LLC 8.50%, 10/01/2030(1)	877,223
300,000	Earthstone Energy Holdings LLC 8.00%, 04/15/2027(1)	304,325
	Ecopetrol SA
4,360,000	4.63%, 11/02/2031	3,274,863
200,000	8.63%, 01/19/2029	199,394
400,000	8.88%, 01/13/2033	384,030
	Energian Israel Finance Ltd.
116,000	4.88%, 03/30/2026(9)	102,080
3,045,000	5.38%, 03/30/2028(9)	2,489,744
14,464,000	5.88%, 03/30/2031(9)	11,532,436
6,175,000	8.50%, 09/30/2033(9)	5,379,969
1,900,000	KazMunayGas National Co. JSC 6.38%, 10/24/2048(9)	1,485,800
3,550,000	Kosmos Energy Ltd. 7.50%, 03/01/2028(1)(8)	3,106,250
	Leviathan Bond Ltd.
1,259,000	6.50%, 06/30/2027(9)	1,104,357
8,110,000	6.75%, 06/30/2030(9)	6,857,930
	Petroleos de Venezuela SA
290,000	6.00%, 05/16/2024(9)(13)	36,830
125,000	9.00%, 11/17/2021(9)(13)	15,803
250,000	Range Resources Corp. 4.75%, 02/15/2030(1)(8)	222,037
	Tullow Oil PLC
9,259,000	10.25%, 05/15/2026(1)	7,953,481
1,124,000	10.25%, 05/15/2026(9)	965,516
1,500,000	Vital Energy, Inc. 9.75%, 10/15/2030	1,469,773
EUR 1,900,000	Wintershall Dea Finance 2 BV 3.00%, 07/20/2028, (3.00% fixed rate until 07/20/2028; 5 yr. EUR Swap + 3.32% thereafter)(9)(10)(11)	1,618,364
$ 915,000	YPF SA 6.95%, 07/21/2027(9)	691,673
		50,071,878
	Oil & Gas Services - 0.2%
6,885,000	Borets Finance DAC 6.00%, 09/17/2026(1)(13)	4,131,000

The accompanying notes are an integral part of these financial statements.
131

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Packaging & Containers - 0.3%
EUR 576,347	ARD Finance SA 5.00%, 06/30/2027(1)(14)	$ 353,703
$ 350,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 08/15/2027(1)	254,314
3,881,000	Clydesdale Acquisition Holdings, Inc. 8.75%, 04/15/2030(1)	3,094,241
3,425,000	SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA 3.50%, 08/02/2028(9)	2,791,566
		6,493,824
	Pharmaceuticals - 0.7%
	Teva Pharmaceutical Finance Netherlands II BV
EUR 13,285,000	4.38%, 05/09/2030	11,971,105
298,000	4.50%, 03/01/2025	307,803
1,940,000	7.88%, 09/15/2031	2,104,484
		14,383,392
	Pipelines - 0.2%
	AI Candelaria Spain SA
$ 3,910,000	5.75%, 06/15/2033(1)	2,670,804
764,000	5.75%, 06/15/2033(9)	521,865
435,000	Enbridge, Inc. 5.97%, 02/16/2024, 3 mo. USD SOFR + 0.63%(2)	435,286
		3,627,955
	Real Estate - 0.8%
	Canary Wharf Group Investment Holdings PLC
EUR 1,010,000	1.75%, 04/07/2026(9)	826,373
GBP 2,500,000	2.63%, 04/23/2025(9)	2,673,800
2,198,000	3.38%, 04/23/2028(9)	1,768,036
EUR 4,410,000	Castellum AB 3.13%, 12/02/2026, (3.13% fixed rate until 12/02/2026; 5 yr. EUR Swap + 3.45% thereafter)(9)(10)(11)	3,293,186
	Country Garden Holdings Co. Ltd.
$ 1,235,000	3.13%, 10/22/2025(9)	47,202
7,485,000	3.30%, 01/12/2031(9)	261,975
6,215,000	3.88%, 10/22/2030(9)	254,815
4,900,000	4.80%, 08/06/2030(9)	182,133
EUR 1,260,000	Emeria SASU 7.75%, 03/31/2028(1)	1,223,484
$ 6,305,000	Fuqing Investment Management Ltd. 3.25%, 06/23/2025(9)	3,846,050
2,355,000	NWD Finance BVI Ltd. 4.13%, 03/10/2028, (4.13% fixed rate until 03/10/2028; 5 yr. USD CMT + 5.86% thereafter)(9)(10)(11)	1,121,569
		15,498,623
	Real Estate Investment Trusts - 0.4%
	Brandywine Operating Partnership LP
6,070,000	3.95%, 11/15/2027	5,034,181
1,570,000	7.80%, 03/15/2028	1,416,279
EUR 1,880,000	Hammerson Ireland Finance DAC 1.75%, 06/03/2027(9)	1,698,858
GBP 796,000	Hammerson PLC 7.25%, 04/21/2028(9)	921,799
		9,071,117
	Retail - 0.2%
$ 1,292,000	BCPE Ulysses Intermediate, Inc. 7.75%, 04/01/2027(1)(14)	1,095,874
1,299,000	LBM Acquisition LLC 6.25%, 01/15/2029(1)	1,026,210
1,142,000	Michaels Cos., Inc. 7.88%, 05/01/2029(1)	636,665
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Retail - 0.2% - (continued)
GBP 1,920,000	Punch Finance PLC 6.13%, 06/30/2026(9)	$ 2,001,116
$ 355,000	Starbucks Corp. 5.76%, 02/14/2024, 3 mo. USD SOFR + 0.42%(2)(8)	355,005
		5,114,870
	Software - 0.2%
	TeamSystem SpA
EUR 2,420,000	7.72%, 02/15/2028, 3 mo. EURIBOR + 3.75%(1)(2)	2,524,754
750,000	7.72%, 02/15/2028, 3 mo. EURIBOR + 3.75%(2)(9)	782,465
		3,307,219
	Telecommunications - 2.3%
	Altice France SA
$ 2,628,000	5.13%, 07/15/2029(1)	1,799,393
1,100,000	5.50%, 10/15/2029(1)	755,626
6,180,000	Axian Telecom 7.38%, 02/16/2027(1)	5,485,986
305,000	CT Trust 5.13%, 02/03/2032(1)	234,084
	Frontier Communications Holdings LLC
250,000	5.88%, 10/15/2027(1)	228,480
4,880,000	6.00%, 01/15/2030(1)	3,673,165
	Iliad Holding SASU
EUR 1,055,000	5.13%, 10/15/2026(1)	1,081,188
1,250,000	5.63%, 10/15/2028(1)	1,247,405
	Lorca Telecom Bondco SA
4,810,000	4.00%, 09/18/2027(9)	4,720,476
1,460,000	4.00%, 09/18/2027(1)	1,432,827
	Millicom International Cellular SA
$ 2,052,000	5.13%, 01/15/2028(9)	1,772,604
1,903,500	6.25%, 03/25/2029(9)	1,651,465
	Network i2i Ltd.
11,320,000	3.98%, 12/31/2099, (3.98% fixed rate until 06/21/2023; 5 yr. USD CMT + 3.39% thereafter)(9)(10)(11)	10,187,883
1,590,000	5.65%, 01/15/2025, (5.65% fixed rate until 01/15/2025; 5 yr. USD CMT + 4.27% thereafter)(9)(10)(11)	1,538,606
1,600,000	Silknet JSC 8.38%, 01/31/2027(1)(8)	1,568,000
	Telecom Argentina SA
3,230,000	8.00%, 07/18/2026(1)	3,041,714
2,540,000	8.00%, 07/18/2026(9)	2,391,936
EUR 2,685,000	TMNL Holding BV 3.75%, 01/15/2029(1)	2,450,362
	VEON Holdings BV
$ 305,000	3.38%, 11/25/2027(9)	216,846
220,000	3.38%, 11/25/2027(1)	156,200
300,000	Vmed O2 U.K. Financing I PLC 4.25%, 01/31/2031(1)	235,955
1,635,000	VTR Comunicaciones SpA 4.38%, 04/15/2029(1)	703,314
		46,573,515
	Water - 0.2%
	Aegea Finance SARL
3,125,000	6.75%, 05/20/2029(1)	2,859,825
360,000	6.75%, 05/20/2029(9)	329,452
995,000	9.00%, 01/20/2031(1)	992,512
		4,181,789
	Total Corporate Bonds (cost $677,869,042)	$ 629,111,293

The accompanying notes are an integral part of these financial statements.
132

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.9%
	Angola - 0.3%
	Angola Government International Bonds
$ 6,825,000	8.75%, 04/14/2032(1)	$ 5,303,817
590,000	8.75%, 04/14/2032(9)	458,498
200,000	9.38%, 05/08/2048(9)	142,074
		5,904,389
	Benin - 0.4%
	Benin Government International Bonds
EUR 3,535,000	4.88%, 01/19/2032(1)	2,790,476
6,805,000	4.95%, 01/22/2035(1)	4,869,612
		7,660,088
	Brazil - 1.1%
	Brazil Notas do Tesouro Nacional
BRL 12,829,000	10.00%, 01/01/2025	2,514,577
13,099,000	10.00%, 01/01/2027	2,512,628
89,197,000	10.00%, 01/01/2031	16,245,108
		21,272,313
	Canada - 0.1%
CAD 3,000,000	Ontario T-Bills 4.36%, 04/17/2024(15)	2,113,188
	Chile - 0.2%
CLP 3,720,000,000	Bonos de la Tesoreria de la Republica en pesos 4.70%, 09/01/2030(9)	3,704,081
	China - 0.2%
CNY 31,590,000	Agricultural Development Bank of China 2.96%, 04/17/2030	4,351,050
	Colombia - 0.8%
	Colombia Government International Bonds
$ 1,385,000	3.00%, 01/30/2030	1,064,959
1,300,000	3.13%, 04/15/2031	962,081
437,000	3.25%, 04/22/2032	312,076
270,000	4.13%, 02/22/2042	160,311
8,240,000	5.00%, 06/15/2045	5,249,339
5,615,000	5.63%, 02/26/2044	3,922,620
400,000	7.50%, 02/02/2034	374,246
705,000	8.00%, 04/20/2033	687,892
COP 22,810,400,000	Colombia TES 7.00%, 06/30/2032	4,188,776
		16,922,300
	Czech Republic - 0.2%
CZK 93,770,000	Czech Republic Government Bonds 2.50%, 08/25/2028(9)	3,692,079
	Egypt - 0.2%
	Egypt Government International Bonds
$ 325,000	3.88%, 02/16/2026(1)	223,348
EUR 570,000	4.75%, 04/16/2026(9)	407,538
$ 200,000	5.80%, 09/30/2027(9)	127,908
1,625,000	5.88%, 02/16/2031(1)	887,185
730,000	7.30%, 09/30/2033(9)	401,033
1,560,000	7.63%, 05/29/2032(9)	889,231
2,273,000	8.50%, 01/31/2047(9)	1,176,505
		4,112,748
	Gabon - 0.3%
	Gabon Government International Bonds
200,000	6.63%, 02/06/2031(9)	141,161
5,975,000	6.95%, 06/16/2025(9)	5,204,058
		5,345,219
	Ghana - 0.1%
	Ghana Government International Bonds
396,000	6.38%, 02/11/2027(1)(13)	172,260
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.9% - (continued)
	Ghana - 0.1% - (continued)
$ 619,000	6.38%, 02/11/2027(9)(13)	$ 269,265
218,000	7.88%, 02/11/2035(1)(13)	94,558
1,183,000	7.88%, 02/11/2035(9)(13)	513,126
		1,049,209
	Hungary - 0.2%
HUF 1,878,970,000	Hungary Government Bonds 3.00%, 08/21/2030	4,035,313
	Indonesia - 0.2%
	Indonesia Treasury Bonds
IDR 50,229,000,000	7.00%, 09/15/2030	3,131,589
18,530,000,000	7.50%, 06/15/2035	1,189,128
		4,320,717
	Ivory Coast - 0.1%
	Ivory Coast Government International Bonds
EUR 965,000	4.88%, 01/30/2032(1)	769,629
2,050,000	5.88%, 10/17/2031(9)	1,762,398
		2,532,027
	Mexico - 0.2%
	Mexico Bonos
MXN 60,046,000	5.75%, 03/05/2026	2,987,038
21,183,000	8.50%, 11/18/2038	1,024,286
		4,011,324
	North Macedonia - 0.5%
	North Macedonia Government International Bonds
EUR 665,000	3.68%, 06/03/2026(9)	659,195
9,510,000	6.96%, 03/13/2027(1)	10,174,952
		10,834,147
	Poland - 0.2%
PLN 17,865,000	Republic of Poland Government Bonds 3.75%, 05/25/2027	4,047,274
	Romania - 0.4%
	Romania Government International Bonds
EUR 5,685,000	2.63%, 12/02/2040(1)	3,535,192
5,455,000	2.88%, 04/13/2042(1)	3,381,847
975,000	2.88%, 04/13/2042(9)	604,455
		7,521,494
	South Africa - 0.2%
ZAR 91,100,000	Republic of South Africa Government Bonds 8.00%, 01/31/2030	4,298,258
	South Korea - 0.2%
$ 5,000,000	Korea Development Bank 5.59%, 03/09/2024, 3 mo. USD SOFR + 0.25%(2)	4,996,796
	Sri Lanka - 0.4%
	Sri Lanka Government International Bonds
5,407,000	5.75%, 04/18/2023(9)(13)	2,809,585
400,000	6.20%, 05/11/2027(9)(13)	199,525
7,419,000	6.85%, 03/14/2024(9)(13)	3,815,246
475,000	7.55%, 03/28/2030(9)(13)	236,139
200,000	7.85%, 03/14/2029(9)(13)	99,373
		7,159,868
	Thailand - 0.2%
THB 151,370,000	Thailand Government Bonds 1.60%, 06/17/2035	3,475,304

The accompanying notes are an integral part of these financial statements.
133

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.9% - (continued)
	Ukraine - 0.0%
$ 2,175,000	State Agency of Roads of Ukraine 6.25%, 06/24/2030(9)(13)	$ 570,938
	Uruguay - 0.2%
	Uruguay Government International Bonds
UYU 114,815,779	4.38%, 12/15/2028	2,975,471
36,655,000	8.50%, 03/15/2028(9)	870,423
		3,845,894
	Venezuela - 0.0%
	Venezuela Government International Bonds
$ 1,224,000	7.75%, 10/13/2019(9)(13)	165,240
380,000	9.00%, 05/07/2023(9)(13)	64,926
800,000	9.25%, 05/07/2028(9)(13)	145,414
1,355,300	12.75%, 08/23/2022(9)(13)	246,354
		621,934
	Total Foreign Government Obligations (cost $164,012,459)	$ 138,397,952
MUNICIPAL BONDS - 0.2%
	General - 0.1%
645,000	Chicago Transit Auth Sales & Transfer Tax Receipts, IL, Rev 6.90%, 12/01/2040	$ 681,737
1,150,000	Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev 3.91%, 12/01/2040	894,217
		1,575,954
	Transportation - 0.1%
	Metropolitan Transportation Auth, NY, Rev
1,150,000	5.00%, 11/15/2050	1,092,162
850,000	5.18%, 11/15/2049(8)	697,595
1,235,000	6.81%, 11/15/2040	1,243,484
		3,033,241
	Total Municipal Bonds (cost $5,696,701)	$ 4,609,195
SENIOR FLOATING RATE INTERESTS - 9.4%(16)
	Advertising - 0.2%
	ABG Intermediate Holdings 2 LLC
333,025	4.00%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%(17)	$ 332,192
987,500	8.92%, 12/21/2028, 1 mo. USD Term SOFR + 3.50%	984,498
1,738,068	9.42%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%	1,733,723
274,000	11.43%, 12/20/2029, 1 mo. USD Term SOFR + 6.00%	274,858
		3,325,271
	Aerospace/Defense - 0.2%
550,000	Barnes Group, Inc. 8.42%, 09/03/2030, 1 mo. USD Term SOFR + 3.00%	542,668
1,066,756	Cobham Ultra SeniorCo SARL 9.36%, 08/03/2029, 6 mo. USD Term SOFR + 3.50%	1,032,620
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Aerospace/Defense - 0.2% - (continued)
$ 707,850	Spirit Aerosystems, Inc. 9.63%, 01/15/2027, 1 mo. USD Term SOFR + 4.25%	$ 704,842
1,986,742	TransDigm, Inc. 8.64%, 08/24/2028, 3 mo. USD Term SOFR + 3.25%	1,983,603
		4,263,733
	Airlines - 0.1%
900,000	American Airlines, Inc. 10.43%, 04/20/2028, 3 mo. USD Term SOFR + 4.75%	911,250
513,750	Mileage Plus Holdings LLC 10.80%, 06/21/2027, 3 mo. USD Term SOFR + 5.25%	528,669
744,000	SkyMiles IP Ltd. 9.17%, 10/20/2027, 3 mo. USD Term SOFR + 3.75%	761,209
		2,201,128
	Apparel - 0.1%
1,187,700	Crocs, Inc. 8.53%, 02/20/2029, 3 mo. USD Term SOFR + 3.00%	1,188,995
796,000	Hanesbrands, Inc. 9.07%, 03/08/2030, 1 mo. USD Term SOFR + 3.75%	785,055
		1,974,050
	Auto Parts & Equipment - 0.2%
830,000	Clarios Global LP 9.07%, 05/06/2030, 1 mo. USD Term SOFR + 3.75%	827,925
	First Brands Group LLC
1,088,645	10.88%, 03/30/2027, 6 mo. USD Term SOFR + 5.00%	1,071,858
1,000,000	14.38%, 03/30/2028, 6 mo. USD Term SOFR + 8.50%	938,330
500,000	Phinia, Inc. 9.49%, 07/03/2028, 3 mo. USD Term SOFR + 4.00%	500,000
		3,338,113
	Beverages - 0.0%
399,531	Sunshine Investments BV 9.61%, 07/12/2029, 3 mo. USD Term SOFR + 4.25%	396,035
	Chemicals - 0.1%
782,165	Axalta Coating Systems U.S. Holdings, Inc. 7.89%, 12/20/2029, 3 mo. USD Term SOFR + 2.50%	782,462
268,696	Nouryon Finance BV 9.43%, 04/03/2028, 1 mo. USD Term SOFR + 4.00%	262,397
1,003,107	Tronox Finance LLC 8.12%, 03/10/2028, 3 mo. USD Term SOFR + 2.50%	983,186
		2,028,045
	Commercial Services - 0.6%
2,813	AlixPartners LLP 8.19%, 02/04/2028, 1 mo. USD Term SOFR + 2.75%	2,809
1,436,812	Amentum Government Services Holdings LLC 9.33%, 02/15/2029, 1 mo. USD Term SOFR + 4.00%	1,402,243
1,009,505	APX Group, Inc. 8.93%, 07/10/2028, PRIME + 3.25%	1,007,930
841,519	AVSC Holding Corp. 6.40%, 10/15/2026, 1 mo. USD Term SOFR + 5.50%(14)	795,000
523,687	Belron Finance U.S. LLC 8.25%, 04/18/2029, 3 mo. USD Term SOFR + 2.75%	524,017

The accompanying notes are an integral part of these financial statements.
134

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Commercial Services - 0.6% - (continued)
EUR 862,069	Boels Topholding BV 7.05%, 02/06/2027, 1 mo. EURIBOR + 3.25%	$ 906,929
$ 438,855	Corporation Service Co. 8.67%, 11/02/2029, 1 mo. USD Term SOFR + 3.25%	438,583
473,036	Fugue Finance BV 9.35%, 01/31/2028, 3 mo. USD Term SOFR + 4.00%	471,655
635,000	GTCR W Merger Sub LLC 0.00%, 09/20/2030, 1 mo. USD Term SOFR + 3.00%(18)	629,971
3,990	MPH Acquisition Holdings LLC 9.92%, 09/01/2028, 3 mo. USD Term SOFR + 4.25%	3,696
	OMNIA Partners LLC
45,083	0.50%, 07/19/2030, 1 mo. USD Term SOFR + 4.25%(17)	44,970
479,917	9.63%, 07/25/2030, 3 mo. USD Term SOFR + 4.25%	478,717
	Trans Union LLC
739,057	7.17%, 11/16/2026, 1 mo. USD Term SOFR + 1.75%	737,209
666,067	7.69%, 12/01/2028, 1 mo. USD Term SOFR + 2.25%	664,441
EUR 1,445,000	Verisure Holding AB 6.97%, 03/27/2028, 3 mo. EURIBOR + 3.00%	1,490,089
$ 1,556,218	WEX, Inc. 7.69%, 03/31/2028, 1 mo. USD Term SOFR + 2.25%	1,554,055
771,850	WW International, Inc. 8.94%, 04/13/2028, 1 mo. USD Term SOFR + 3.50%	545,443
		11,697,757
	Construction Materials - 0.2%
587,525	Chamberlain Group, Inc. 8.67%, 11/03/2028, 1 mo. USD Term SOFR + 3.25%	569,899
601,101	Emerald Borrower LP 8.38%, 05/31/2030, 3 mo. USD Term SOFR + 3.00%	599,502
189,719	Ingersoll-Rand Services Co. 7.17%, 03/01/2027, 1 mo. USD Term SOFR + 1.75%	189,871
1,186,707	Quikrete Holdings, Inc. 8.06%, 02/01/2027, 1 mo. USD Term SOFR + 2.63%	1,183,396
771,332	Standard Industries, Inc. 7.95%, 09/22/2028, 1 mo. USD Term SOFR + 2.50%	772,019
485,645	Summit Materials LLC 8.57%, 12/14/2027, 1 mo. USD Term SOFR + 3.00%	486,859
982,393	Wilsonart LLC 8.74%, 12/31/2026, 3 mo. USD Term SOFR + 3.25%	971,754
		4,773,300
	Distribution/Wholesale - 0.2%
979,485	American Builders & Contractors Supply Co., Inc. 7.42%, 01/15/2027, 1 mo. USD Term SOFR + 2.00%	977,144
1,479,555	Core & Main LP 7.97%, 07/27/2028, 1 mo. USD Term SOFR + 2.50%	1,472,616
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Distribution/Wholesale - 0.2% - (continued)
$ 985,000	PEARLS (Netherlands) Bidco BV 9.13%, 02/26/2029, 1 mo. USD Term SOFR + 3.75%	$ 972,687
945,000	Windsor Holdings III LLC 9.81%, 08/01/2030, 1 mo. USD Term SOFR + 4.50%	940,275
		4,362,722
	Diversified Financial Services - 0.4%
2,618,700	Aretec Group, Inc. 9.92%, 08/09/2030, 1 mo. USD Term SOFR + 4.50%	2,539,668
900,000	Blackhawk Network Holdings, Inc. 12.43%, 06/15/2026, 1 mo. USD Term SOFR + 7.00%	868,500
986,856	Fleetcor Technologies Operating Co. LLC 7.17%, 04/28/2028, 1 mo. USD Term SOFR + 1.75%	984,112
1,000,000	Focus Financial Partners LLC 8.82%, 06/30/2028, 1 mo. USD Term SOFR + 3.50%	996,670
995,363	HighTower Holdings LLC 9.38%, 04/21/2028, 3 mo. USD Term SOFR + 4.00%	972,549
1,000,000	Setanta Aircraft Leasing Designated Activity Co. 7.65%, 11/05/2028, 3 mo. USD Term SOFR + 2.00%	998,910
		7,360,409
	Electric - 0.0%
891,783	ExGen Renewables IV LLC 8.18%, 12/15/2027, 3 mo. USD Term SOFR + 2.50%	886,905
	Electronics - 0.1%
923,293	II-VI, Inc. 8.19%, 07/02/2029, 1 mo. USD Term SOFR + 2.75%	920,117
368,150	Roper Industrial Products Investment Co. LLC 9.89%, 11/22/2029, 3 mo. USD Term SOFR + 4.50%	367,230
		1,287,347
	Engineering & Construction - 0.1%
	Brown Group Holding LLC
1,550,921	8.17%, 06/07/2028, 1 mo. USD Term SOFR + 2.75%	1,521,189
402,965	9.13%, 07/02/2029, 3 mo. USD Term SOFR + 3.75%	401,708
		1,922,897
	Entertainment - 0.6%
940,275	Caesars Entertainment Corp. 8.67%, 02/06/2030, 1 mo. USD Term SOFR + 3.25%	935,705
995,000	Cinemark USA, Inc. 9.09%, 05/24/2030, 3 mo. USD Term SOFR + 3.75%	992,513
897,388	Crown Finance U.S., Inc. 7.38%, 07/31/2028, 3 mo. USD Term SOFR + 8.50%	914,214
1,420,000	Delta 2 Lux SARL 7.57%, 01/15/2030, 1 mo. USD Term SOFR + 2.25%	1,418,665
998,368	Maverick Gaming LLC 13.18%, 09/03/2026, 3 mo. USD Term SOFR + 7.50%	735,048
	Motion Finco SARL
EUR 335,000	6.97%, 11/12/2026, 3 mo. EURIBOR + 3.00%	348,041

The accompanying notes are an integral part of these financial statements.
135

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Entertainment - 0.6% - (continued)
$ 391,066	8.90%, 11/12/2026, 3 mo. USD Term SOFR + 3.25%	$ 389,306
51,397	8.90%, 11/12/2026, 3 mo. USD Term SOFR + 3.25%	51,166
289,184	NASCAR Holdings LLC 7.94%, 10/19/2026, 1 mo. USD Term SOFR + 2.50%	289,800
380,000	Ontario Gaming GTA LP 9.64%, 08/01/2030, 3 mo. USD Term SOFR + 4.25%	379,445
1,022,063	Penn Entertainment, Inc. 8.17%, 05/03/2029, 1 mo. USD Term SOFR + 2.75%	1,020,080
1,446,688	Scientific Games International, Inc. 8.43%, 04/14/2029, 1 mo. USD Term SOFR + 3.00%	1,441,942
1,006,410	SeaWorld Parks & Entertainment, Inc. 8.44%, 08/25/2028, 1 mo. USD Term SOFR + 3.00%	1,003,471
1,442,267	UFC Holdings LLC 8.40%, 04/29/2026, 3 mo. USD Term SOFR + 2.75%	1,440,061
1,211,412	William Morris Endeavor Entertainment LLC 8.19%, 05/18/2025, 1 mo. USD Term SOFR + 2.75%	1,209,462
		12,568,919
	Environmental Control - 0.1%
1,965,000	Clean Harbors, Inc. 7.44%, 10/08/2028, 1 mo. USD Term SOFR + 2.00%	1,970,738
875,600	Filtration Group Corp. 9.69%, 10/21/2028, 1 mo. USD Term SOFR + 4.25%	875,188
		2,845,926
	Food - 0.2%
135,000	8th Avenue Food & Provisions, Inc. 13.19%, 10/01/2026, 1 mo. USD Term SOFR + 7.75%	101,475
1,019,735	Froneri International Ltd. 7.67%, 01/29/2027, 1 mo. USD Term SOFR + 2.25%	1,013,575
1,815,984	Hostess Brands LLC 7.89%, 06/28/2030, 3 mo. USD Term SOFR + 2.50%	1,813,715
801,667	U.S. Foods, Inc. 7.94%, 11/22/2028, 1 mo. USD Term SOFR + 2.00%	803,070
		3,731,835
	Food Service - 0.0%
610,185	Aramark Services, Inc. 7.94%, 06/22/2030, 1 mo. USD Term SOFR + 2.50%	608,403
	Healthcare - Products - 0.3%
605,270	Avantor Funding, Inc. 7.67%, 11/08/2027, 1 mo. USD Term SOFR + 2.25%	604,599
670,000	Bausch & Lomb Corp. 9.32%, 09/29/2028, 3 mo. USD Term SOFR + 4.00%	643,200
1,004,860	Insulet Corp. 8.69%, 05/04/2028, 1 mo. USD Term SOFR + 3.25%	1,000,258
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Healthcare - Products - 0.3% - (continued)
$ 1,467,650	Medline Borrower LP 8.69%, 10/23/2028, 1 mo. USD Term SOFR + 3.25%	$ 1,457,567
1,540,206	Sunshine Luxembourg VII SARL 9.24%, 10/01/2026, 3 mo. USD Term SOFR + 3.75%	1,537,418
		5,243,042
	Healthcare - Services - 0.3%
495,693	ADMI Corp. 8.81%, 12/23/2027, 1 mo. USD Term SOFR + 3.38%	442,718
1,000,000	Aveanna Healthcare LLC 12.57%, 12/10/2029, 3 mo. USD Term SOFR + 7.00%	705,000
785,156	Cano Health LLC 9.53%, 11/23/2027, 1 mo. USD Term SOFR + 4.00%	452,022
	EyeCare Partners LLC
1,314,975	9.39%, 11/15/2028, 1 mo. USD Term SOFR + 3.75%	711,730
790,000	12.39%, 11/15/2029, 3 mo. USD Term SOFR + 6.75%	316,000
370,104	ICON Luxembourg SARL 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	370,189
985,000	Parexel International Corp. 8.69%, 11/15/2028, 1 mo. USD Term SOFR + 3.25%	972,441
575,000	Star Parent, Inc. 9.39%, 09/27/2030, 1 mo. USD Term SOFR + 4.00%	547,187
1,820,676	Surgery Center Holdings, Inc. 9.20%, 08/31/2026, 1 mo. USD Term SOFR + 3.75%	1,817,891
		6,335,178
	Home Builders - 0.1%
1,326,870	Tecta America Corp. 9.44%, 04/10/2028, 1 mo. USD Term SOFR + 4.00%	1,321,894
	Insurance - 0.8%
	Acrisure LLC
1,586,854	8.94%, 02/15/2027, 1 mo. USD Term SOFR + 3.50%	1,542,962
918,637	9.69%, 02/15/2027, 1 mo. USD Term SOFR + 4.25%	911,362
	Asurion LLC
911,037	9.42%, 08/19/2028, 1 mo. USD Term SOFR + 4.00%	867,890
453,860	9.67%, 08/19/2028, 1 mo. USD Term SOFR + 4.25%	432,728
1,440,000	10.69%, 01/31/2028, 1 mo. USD Term SOFR + 5.25%	1,247,141
1,500,000	10.69%, 01/20/2029, 1 mo. USD Term SOFR + 5.25%	1,277,145
	HUB International Ltd.
347,375	9.37%, 11/10/2029, 3 mo. USD Term SOFR + 4.00%	346,739
4,048,104	9.66%, 06/20/2030, 3 mo. USD Term SOFR + 4.25%	4,045,230
3,965,835	Sedgwick Claims Management Services, Inc. 9.07%, 02/24/2028, 1 mo. USD Term SOFR + 3.75%	3,948,504
2,277,000	USI, Inc. 9.14%, 11/22/2029, 3 mo. USD Term SOFR + 3.75%	2,268,939
		16,888,640

The accompanying notes are an integral part of these financial statements.
136

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Internet - 0.3%
$ 983,051	Endure Digital, Inc. 9.42%, 02/10/2028, 6 mo. USD Term SOFR + 3.50%	$ 909,941
498,541	Go Daddy Operating Co. LLC 7.82%, 11/09/2029, 3 mo. USD Term SOFR + 2.50%	498,656
	MH Sub I LLC
3,026,603	9.57%, 05/03/2028, 1 mo. USD Term SOFR + 4.25%	2,888,712
545,000	11.57%, 02/23/2029, 1 mo. USD Term SOFR + 6.25%	472,106
5,606	Rodan & Fields LLC 13.54%, 05/31/2027, 3 mo. USD Term SOFR + 7.750%	1,009
657,255	Shutterfly, Inc. 6.40%, 10/01/2027, 3 mo. USD Term SOFR + 5.00%(14)	429,187
		5,199,611
	Investment Company Security - 0.0%
314,213	Intrado Corp. 9.39%, 01/31/2030, 1 mo. USD Term SOFR + 4.00%	313,295
	IT Services - 0.1%
985,000	NCR Atleos LLC 10.18%, 03/27/2029, 3 mo. USD Term SOFR + 4.75%	939,857
992,528	Tempo Acquisition LLC 8.07%, 08/31/2028, 1 mo. USD Term SOFR + 2.75%	990,980
		1,930,837
	Leisure Time - 0.2%
	Carnival Corp.
99,750	8.34%, 08/08/2027, 1 mo. USD Term SOFR + 3.00%	97,880
1,965,000	8.69%, 10/18/2028, 1 mo. USD Term SOFR + 3.25%	1,926,525
1,483,197	Hayward Industries, Inc. 8.19%, 05/30/2028, 1 mo. USD Term SOFR + 2.75%	1,454,853
		3,479,258
	Machinery - Construction & Mining - 0.1%
978,890	Brookfield WEC Holdings, Inc. 8.19%, 08/01/2025, 1 mo. USD Term SOFR + 2.75%	977,207
	Machinery-Diversified - 0.1%
982,680	Vertical U.S. Newco, Inc. 9.38%, 07/30/2027, 3 mo. USD Term SOFR + 3.50%	975,192
	Media - 0.3%
1,053,896	Cable One, Inc. 7.44%, 05/03/2028, 1 mo. USD Term SOFR + 2.00%	1,044,232
1,434,450	NEP Group, Inc. 9.44%, 10/20/2025, 1 mo. USD Term SOFR + 4.00%	1,289,212
	NEP/NCP Holdco, Inc.
336,389	8.69%, 10/20/2025, 1 mo. USD Term SOFR + 3.25%	302,390
210,000	12.44%, 10/19/2026, 1 mo. USD Term SOFR + 7.00%	162,540
870,000	Simon & Schuster, Inc. 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 4.00%(18)	862,753
1,000,000	Telenet Financing USD LLC 7.45%, 04/30/2028, 1 mo. USD Term SOFR + 2.00%	970,110
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Media - 0.3% - (continued)
	Virgin Media Bristol LLC
$ 1,125,000	7.95%, 01/31/2028, 1 mo. USD Term SOFR + 2.50%	$ 1,091,959
1,010,000	8.70%, 01/31/2029, 1 mo. USD Term SOFR + 3.25%	989,012
		6,712,208
	Metal Fabricate/Hardware - 0.0%
895,525	AZZ, Inc. 9.07%, 05/13/2029, 1 mo. USD Term SOFR + 3.75%	894,889
	Mining - 0.0%
465,000	Arsenal AIC Parent LLC 9.88%, 08/18/2030, 3 mo. USD Term SOFR + 4.50%	463,507
	Miscellaneous Manufacturing - 0.1%
EUR 2,001,017	CeramTec AcquiCo GmbH 7.28%, 03/16/2029, 3 mo. EURIBOR + 3.50%	2,057,739
$ 746,250	Momentive Performance Materials, Inc. 9.82%, 03/29/2028, 1 mo. USD Term SOFR + 4.50%	708,937
		2,766,676
	Oil & Gas Services - 0.0%
89,887	PES Holdings LLC 0.00%, 12/31/2024, U.S. (Fed) Prime Rate + 6.99%(13)(14)(18)	787
	Packaging & Containers - 0.2%
2,056,892	Berlin Packaging LLC 9.19%, 03/11/2028, 3 mo. USD Term SOFR + 3.75%	2,005,840
1,861,437	Clydesdale Acquisition Holdings, Inc. 9.60%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%	1,798,000
996,997	TricorBraun Holdings, Inc. 8.69%, 03/03/2028, 1 mo. USD Term SOFR + 3.25%	964,594
		4,768,434
	Pharmaceuticals - 0.2%
1,029,854	Elanco Animal Health, Inc. 7.16%, 08/01/2027, 1 mo. USD Term SOFR + 1.75%	1,005,014
1,337,208	Gainwell Acquisition Corp. 9.49%, 10/01/2027, 3 mo. USD Term SOFR + 4.00%	1,275,923
EUR 1,000,000	IVC Acquisition Ltd. 7.69%, 02/13/2026, 6 mo. EURIBOR + 4.00%	1,042,557
$ 890,443	Organon & Co. 8.45%, 06/02/2028, 1 mo. USD Term SOFR + 3.00%	887,549
588,908	Pathway Vet Alliance LLC 9.19%, 03/31/2027, 1 mo. USD Term SOFR + 3.75%	534,581
92,211	PRA Health Sciences, Inc. 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	92,233
		4,837,857
	Pipelines - 0.5%
474,209	AL GCX Holdings LLC 8.93%, 05/17/2029, 3 mo. USD Term SOFR + 3.50%	472,430

The accompanying notes are an integral part of these financial statements.
137

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Pipelines - 0.5% - (continued)
$ 422,875	Brazos Delaware II LLC 9.08%, 02/11/2030, 1 mo. USD Term SOFR + 3.75%	$ 420,959
453,647	Buckeye Partners LP 7.67%, 11/01/2026, 1 mo. USD Term SOFR + 2.25%	453,034
1,046,239	DT Midstream, Inc. 7.44%, 06/26/2028, 1 mo. USD Term SOFR + 2.00%	1,046,386
3,572,568	Medallion Midland Acquisition LLC 9.40%, 10/18/2028, 3 mo. USD Term SOFR + 3.75%	3,572,568
1,126,156	NorthRiver Midstream Finance LP 8.39%, 08/16/2030, 1 mo. USD Term SOFR + 3.00%	1,122,282
2,018,893	Oryx Midstream Services Permian Basin LLC 8.69%, 10/05/2028, 1 mo. USD Term SOFR + 3.25%	2,014,411
982,860	UGI Energy Services LLC 8.67%, 02/22/2030, 1 mo. USD Term SOFR + 3.25%	980,246
		10,082,316
	Retail - 0.6%
992,403	1011778 BC Unlimited Liability Co. 7.57%, 09/20/2030, 1 mo. USD Term SOFR + 2.25%	982,231
769,773	Beacon Roofing Supply, Inc. 7.69%, 05/19/2028, 1 mo. USD Term SOFR + 2.25%	768,172
1,308,749	Great Outdoors Group LLC 9.40%, 03/06/2028, 1 mo. USD Term SOFR + 3.75%	1,297,023
1,251,806	IRB Holding Corp. 8.42%, 12/15/2027, 1 mo. USD Term SOFR + 3.00%	1,237,197
1,569,409	LBM Acquisition LLC 9.17%, 12/17/2027, 1 mo. USD Term SOFR + 3.75%	1,490,938
1,590,108	Michaels Cos., Inc. 9.90%, 04/15/2028, 3 mo. USD Term SOFR + 4.25%	1,324,210
947,530	Petco Health & Wellness Co., Inc. 8.90%, 03/03/2028, 3 mo. USD Term SOFR + 3.25%	925,424
1,548,453	PetSmart, Inc. 9.17%, 02/11/2028, 1 mo. USD Term SOFR + 3.75%	1,527,487
590,012	Specialty Building Products Holdings LLC 9.17%, 10/15/2028, 1 mo. USD Term SOFR + 3.75%	578,543
	SRS Distribution, Inc.
800,737	8.82%, 06/02/2028, 1 mo. USD Term SOFR + 3.50%	779,470
615,603	8.94%, 06/02/2028, 1 mo. USD Term SOFR + 3.50%	600,213
1,037,872	White Cap Buyer LLC 9.07%, 10/19/2027, 1 mo. USD Term SOFR + 3.75%	1,029,621
		12,540,529
	Semiconductors - 0.1%
689,810	Entegris, Inc. 7.88%, 07/06/2029, 3 mo. USD Term SOFR + 2.50%	690,058
1,485,000	MKS Instruments, Inc. 7.82%, 08/17/2029, 1 mo. USD Term SOFR + 2.50%	1,471,383
		2,161,441
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Software - 1.2%
$ 615,000	Ascend Learning LLC 11.17%, 12/10/2029, 1 mo. USD Term SOFR + 5.75%	$ 517,110
1,320,514	Athenahealth Group, Inc. 8.58%, 02/15/2029, 1 mo. USD Term SOFR + 3.25%	1,277,360
692,019	Ceridian HCM Holding, Inc. 7.94%, 04/30/2025, 1 mo. USD Term SOFR + 2.50%	691,154
	DCert Buyer, Inc.
510,217	9.32%, 10/16/2026, 1 mo. USD Term SOFR + 4.00%	500,253
1,250,000	12.32%, 02/19/2029, 1 mo. USD Term SOFR + 7.00%	1,114,587
2,870,353	Dun & Bradstreet Corp. 8.18%, 02/06/2026, 1 mo. USD Term SOFR + 2.75%	2,865,876
1,262,731	E2open LLC 8.94%, 02/04/2028, 1 mo. USD Term SOFR + 3.50%	1,243,158
985,000	EP Purchaser LLC 9.15%, 11/06/2028, 3 mo. USD Term SOFR + 3.50%	950,220
989,320	Epicor Software Corp. 8.69%, 07/30/2027, 1 mo. USD Term SOFR + 3.25%	983,345
625,000	Evertec Group LLC 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 3.50%(18)	623,437
1,975,000	McAfee LLC 9.16%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%	1,884,901
1,059,834	Navicure, Inc. 9.44%, 10/22/2026, 1 mo. USD Term SOFR + 4.00%	1,059,505
1,335,922	Open Text Corp. 8.17%, 01/31/2030, 1 mo. USD Term SOFR + 2.75%	1,334,439
	Polaris Newco LLC
EUR 982,518	7.87%, 06/02/2028, 1 mo. EURIBOR + 4.00%	972,319
$ 1,543,979	9.44%, 06/02/2028, 1 mo. USD Term SOFR + 4.00%	1,455,200
970,000	Quartz Acquireco LLC 8.83%, 06/28/2030, 1 mo. USD Term SOFR + 3.50%	967,575
939,294	SS&C Technologies, Inc. 7.19%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	938,477
2,109,694	Ultimate Software Group, Inc. 9.23%, 05/04/2026, 3 mo. USD Term SOFR + 3.75%	2,104,019
2,053,163	Zelis Healthcare Corp. 8.94%, 09/30/2026, 1 mo. USD Term SOFR + 3.50%	2,050,925
		23,533,860
	Telecommunications - 0.4%
995,000	Altice France SA 10.89%, 08/15/2028, 1 mo. USD Term SOFR + 5.50%	881,819
992,795	Frontier Communications Corp. 9.19%, 10/08/2027, 1 mo. USD Term SOFR + 3.75%	954,324
EUR 1,836,915	Lorca Holdco Ltd. 8.02%, 09/17/2027, 6 mo. EURIBOR + 4.20%	1,927,858
$ 1,227,600	Venga Finance SARL 10.43%, 06/28/2029, 3 mo. USD Term SOFR + 4.75%	1,209,959

The accompanying notes are an integral part of these financial statements.
138

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.4%(16) - (continued)
	Telecommunications - 0.4% - (continued)
$ 582,957	Xplornet Communications, Inc. 9.65%, 10/02/2028, 3 mo. USD Term SOFR + 4.00%	$ 386,606
1,863,271	Zacapa SARL 9.39%, 03/22/2029, 3 mo. USD Term SOFR + 4.00%	1,833,384
		7,193,950
	Transportation - 0.1%
	First Student Bidco, Inc.
376,103	8.65%, 07/21/2028, 3 mo. USD Term SOFR + 3.00%	363,996
1,000,663	8.66%, 07/21/2028, 3 mo. USD Term SOFR + 3.00%	968,451
992,893	9.49%, 07/21/2028, 3 mo. USD Term SOFR + 4.00%	970,762
		2,303,209
	Total Senior Floating Rate Interests (cost $195,901,243)	$ 190,496,612
U.S. GOVERNMENT AGENCIES - 16.1%
	Mortgage-Backed Agencies - 16.1%
	Federal Home Loan Mortgage Corp. - 4.5%
2,108	0.00%, 11/15/2036(7)(19)	$ 1,639
3,886,003	1.12%, 01/25/2030(3)(4)	206,973
12,181,339	1.12%, 06/25/2030(3)(4)	698,339
2,231,454	1.70%, 04/25/2030(3)(4)	180,767
2,658,480	1.87%, 11/25/2047(3)(4)	225,063
2,355,000	1.90%, 02/25/2047(3)(4)	215,330
4,759,080	1.95%, 10/25/2047(3)(4)	422,826
3,345,000	2.01%, 09/25/2047(3)(4)	154,948
1,150,193	2.02%, 09/25/2046(3)(4)	104,850
1,890,000	2.10%, 08/25/2047(3)(4)	177,067
3,870,000	2.15%, 05/25/2047(3)(4)	191,765
2,605,748	2.25%, 05/25/2047(3)(4)	256,829
17,176	3.00%, 03/15/2033(4)	1,460
1,955,000	3.40%, 06/25/2048(3)(4)	323,616
7,898	4.00%, 07/15/2027(4)	125
92,649	4.50%, 03/15/2041	86,064
45,977	4.75%, 07/15/2039	42,984
16,104,249	5.00%, 09/01/2052	14,867,598
15,404,384	5.00%, 10/01/2052	14,220,285
4,046	5.50%, 08/15/2033	3,963
12,928	6.50%, 07/15/2036	12,849
6,060,000	7.79%, 01/25/2050, 30 day USD SOFR Average + 2.46%(1)(2)	5,982,297
3,000,000	7.94%, 02/25/2050, 30 day USD SOFR Average + 2.61%(1)(2)	3,014,960
3,990,000	7.97%, 01/25/2051, 30 day USD SOFR Average + 2.65%(1)(2)	3,895,282
3,940,000	9.07%, 02/25/2042, 30 day USD SOFR Average + 3.75%(1)(2)	3,994,175
180,000	9.07%, 01/25/2051, 30 day USD SOFR Average + 3.75%(1)(2)	173,278
4,740,000	9.32%, 11/25/2051, 30 day USD SOFR Average + 4.00%(1)(2)	4,500,278
4,285,000	9.67%, 04/25/2042, 30 day USD SOFR Average + 4.35%(1)(2)	4,443,674
7,940,000	10.57%, 03/25/2042, 30 day USD SOFR Average + 5.25%(1)(2)	8,334,539
4,665,000	10.82%, 03/25/2043, 30 day USD SOFR Average + 5.50%(1)(2)	5,006,356
5,455,000	11.32%, 07/25/2042, 30 day USD SOFR Average + 6.00%(1)(2)	5,899,576
6,665,000	12.07%, 06/25/2042, 30 day USD SOFR Average + 6.75%(1)(2)	7,404,815
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 16.1% - (continued)
	Mortgage-Backed Agencies - 16.1% - (continued)
	Federal Home Loan Mortgage Corp. - 4.5% - (continued)
$ 3,295,000	12.17%, 11/25/2051, 30 day USD SOFR Average + 6.85%(1)(2)	$ 3,028,438
2,770,000	13.07%, 01/25/2051, 30 day USD SOFR Average + 7.75%(1)(2)	2,748,487
		90,821,495
	Federal National Mortgage Association - 0.7%
20,493	0.00%, 06/25/2036(7)(19)	16,990
53,015	1.70%, 04/25/2055(3)(4)	2,247
8,670	2.50%, 06/25/2028(4)	326
43,382	3.00%, 01/25/2028(4)	1,523
26,869	3.16%, 12/01/2026	25,163
21,659	3.24%, 12/01/2026	20,337
20,957	3.50%, 05/25/2030(4)	1,379
20,619	3.87%, 10/01/2025	19,979
31,020	3.89%, 05/01/2030	28,588
11,750	4.00%, 03/25/2042(4)	1,444
2,073	4.50%, 07/25/2027(4)	33
15,458,313	5.00%, 09/01/2052	14,271,257
40,102	5.50%, 04/25/2035	40,181
10,898	5.50%, 04/25/2037	10,643
108,480	5.50%, 06/25/2042(4)	23,717
1,384	5.54%, 05/25/2042(3)(4)	104
		14,463,911
	Government National Mortgage Association - 0.0%
11,995	4.00%, 05/16/2042(4)	1,283
28,312	5.00%, 10/16/2041(4)	4,466
		5,749
	Uniform Mortgage-Backed Security - 10.9%
31,768,000	4.50%, 11/13/2053(20)	28,401,685
65,825,000	5.50%, 11/13/2053(20)	62,476,551
133,000,000	6.00%, 11/01/2053(20)	129,438,122
		220,316,358
	Total U.S. Government Agencies (cost $329,610,824)	$ 325,607,513
U.S. GOVERNMENT SECURITIES - 15.8%
	U.S. Treasury Securities - 15.8%
	U.S. Treasury Bonds - 7.0%
18,155,000	2.50%, 02/15/2045	$ 11,791,531
66,440,000	3.38%, 11/15/2048(21)	49,541,920
14,845,000	3.63%, 08/15/2043	11,907,893
1,680,000	3.63%, 02/15/2053	1,319,325
9,545,000	3.63%, 05/15/2053	7,498,791
24,640,000	3.88%, 02/15/2043	20,597,500
27,970,000	4.00%, 11/15/2042(22)	23,835,684
17,955,000	4.00%, 11/15/2052(23)	15,116,567
		141,609,211
	U.S. Treasury Inflation-Protected Bonds - 0.8%
5,550,241	0.13%, 02/15/2052(24)	2,900,218
24,406,178	0.25%, 02/15/2050(24)	13,669,843
		16,570,061
	U.S. Treasury Inflation-Protected Notes - 3.1%
15,966,262	0.13%, 07/15/2030(24)	13,705,882
36,345,634	0.25%, 07/15/2029(24)	32,188,602
16,552,764	0.75%, 07/15/2028(24)	15,324,562
		61,219,046
	U.S. Treasury Notes - 4.9%
10,305,000	2.75%, 08/15/2032	8,737,513

The accompanying notes are an integral part of these financial statements.
139

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 15.8% - (continued)
	U.S. Treasury Securities - 15.8% - (continued)
	U.S. Treasury Notes - 4.9% - (continued)
$ 79,540,000	3.88%, 11/30/2027	$ 76,647,354
15,415,000	3.88%, 08/15/2033(23)	14,222,746
		99,607,613
	Total U.S. Government Securities (cost $363,410,857)	$ 319,005,931
COMMON STOCKS - 0.1%
	Capital Goods - 0.0%
3,326	Fluor Corp.*	$ 110,723
	Energy - 0.0%
3,682	PES Energy Liquidating Trust*(6)	—
	Health Care Equipment & Services - 0.0%
707	Becton Dickinson & Co.	178,715
	Media & Entertainment - 0.1%
41,685	Cineworld *	856,627
0 (25)	Rodan & Fields LLC Class A*(6)	—
0 (25)	Rodan & Fields LLC Class D*(6)	14,151
		870,778
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
1,304	Danaher Corp.	250,394
	Utilities - 0.0%
8,466	American Electric Power Co., Inc.	639,522
	Total Common Stocks (cost $2,191,025)	$ 2,050,132
PREFERRED STOCKS - 0.1%
	Utilities - 0.1%
30,734	NextEra Energy, Inc. (Preference Shares), 6.93%(8)	$ 1,153,754
	Total Preferred Stocks (cost $1,498,282)	$ 1,153,754
	Total Long-Term Investments (cost $2,171,504,855)	$ 2,004,643,984
SHORT-TERM INVESTMENTS - 2.8%
	Commercial Paper - 0.5%
	AT&T, Inc.
1,000,000	5.21%, 11/21/2023(1)(15)	$ 997,011
1,000,000	5.40%, 12/19/2023(1)(15)	992,800
1,370,000	5.42%, 12/19/2023(1)(15)	1,360,100
CAD 1,500,000	CDP Financial, Inc. 4.48%, 11/28/2023(15)	1,077,963
	HSBC USA, Inc.
$ 1,500,000	0.00%, 11/01/2023(1)(15)	1,500,000
1,150,000	4.77%, 11/09/2023(1)(15)	1,148,648
2,900,000	PSP Capital, Inc. 5.08%, 11/28/2023(1)(15)	2,888,734
		9,965,256
	Repurchase Agreements - 1.7%
34,957,604	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $34,962,731; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $35,656,811	34,957,604
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.8% - (continued)
	Securities Lending Collateral - 0.6%
1,856,819	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(26)		$ 1,856,819
6,189,394	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(26)		6,189,394
1,856,818	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(26)		1,856,818
1,856,818	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(26)		1,856,818
			11,759,849
	Total Short-Term Investments (cost $56,712,052)		$ 56,682,709
	Total Investments (cost $2,228,216,907)	102.0%	$ 2,061,326,693
	Other Assets and Liabilities	(2.0)%	(40,107,987)
	Total Net Assets	100.0%	$ 2,021,218,706
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $670,179,363, representing 33.2% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Investment valued using significant unobservable inputs.
(7)	Security is a zero-coupon bond.
(8)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

The accompanying notes are an integral part of these financial statements.
140

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

(9)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $337,987,492, representing 16.7% of net assets.
(10)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(11)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(12)	As of October 31, 2023, the one-, three- and six-month LIBOR reference rates are published by ICE Benchmark Administration on a synthetic basis. See the Notes to Financial Statements regarding the risk disclosure.
(13)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(14)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(15)	The rate shown represents current yield to maturity.
(16)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.
(17)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2023, the aggregate value of the unfunded commitment was $377,162, which represents to 0.0% of total net assets.
(18)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(19)	Securities disclosed are principal-only strips.
(20)	Represents or includes a TBA transaction.
(21)	All, or a portion of the security, was pledged as collateral in connection with TBAs. As of October 31, 2023, the market value of securities pledged was $450,471.
(22)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2023, the market value of securities pledged was $20,282,063.
(23)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2023, the market value of securities pledged was $16,864,855.
(24)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(25)	Less than 1 share.
(26)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-BUND Future	107	12/07/2023	$ 14,603,826	$ (241,195)
Long Gilt Future	109	12/27/2023	12,342,207	(200,011)
U.S. Treasury 2-Year Note Future	2,751	12/29/2023	556,862,581	(1,411,792)
U.S. Treasury 5-Year Note Future	3,829	12/29/2023	400,040,760	(3,759,812)
U.S. Treasury 10-Year Note Future	2,226	12/19/2023	236,338,594	(7,123,261)
U.S. Treasury 10-Year Ultra Future	762	12/19/2023	82,927,031	(4,548,247)
Total				$ (17,284,318)
Short position contracts:
Euro BUXL 30-Year Bond Future	156	12/07/2023	$ 19,876,964	$ 1,683,507
Euro-BOBL Future	856	12/07/2023	105,327,789	538,798
Euro-BTP Future	290	12/07/2023	33,820,906	1,104,672
Euro-Schatz Future	24	12/07/2023	2,670,857	4,243
U.S. Treasury Ultra Bond Future	128	12/19/2023	14,408,000	1,962,181
Total				$ 5,293,401
Total futures contracts				$ (11,990,917)

The accompanying notes are an integral part of these financial statements.
141

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
Intesa Sanpaolo SpA	EUR	7,705,000	(1.00%)	12/20/2028	Quarterly	$ 280,748	$ —	$ 229,153	$ (51,595)
Mediobanca SpA	EUR	7,380,000	(1.00%)	12/20/2028	Quarterly	113,716	—	152,379	38,663
Total						$ 394,464	$ —	$ 381,532	$ (12,932)
Sell protection:
CDX.NA.HY.S41.V1	USD	90,105,000	5.00%	12/20/2028	Quarterly	$ —	$ (105,397)	$ 107,800	$ 213,197
ITRAXX-XOVER S40.V1	EUR	35,030,000	5.00%	12/20/2028	Quarterly	1,172,303	—	941,546	(230,757)
Total						$ 1,172,303	$ (105,397)	$ 1,049,346	$ (17,560)
Total centrally cleared credit default swap contracts						$ 1,566,767	$ (105,397)	$ 1,430,878	$ (30,492)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2023
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
2.97% Fixed	12 Mo. USD SOFR	USD	10,685,000	03/15/2053	Annual	$ 33,747	$ —	$ 2,501,092	$ 2,467,345
2.88% Fixed	12 Mo. USD SOFR	USD	8,095,000	03/15/2053	Annual	92,396	—	2,018,443	1,926,047
3.25% Fixed	12 Mo. USD SOFR	USD	5,555,000	06/21/2053	Annual	—	(59,765)	1,010,888	1,070,653
3.59% Fixed	12 Mo. USD SOFR	USD	12,095,000	09/20/2053	Annual	54,462	—	1,456,293	1,401,831
Total centrally cleared interest rate swaps contracts						$ 180,605	$ (59,765)	$ 6,986,716	$ 6,865,876

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
796,000	BRL	158,604	USD	UBS	12/04/2023	$ (1,384)
195,963,000	CLP	215,652	USD	BNP	12/20/2023	2,621
38,736,000	CLP	43,049	USD	DEUT	12/20/2023	96
14,521,000	CLP	16,143	USD	MSC	12/20/2023	31
109,960,000	EGP	3,380,264	USD	GSC	12/20/2023	50,571
438,496	EUR	464,000	USD	GSC	11/30/2023	567
65,000	EUR	68,796	USD	MSC	12/20/2023	148
72,000	EUR	76,543	USD	GSC	12/20/2023	(175)
4,267,051	EUR	4,534,562	USD	JPM	12/20/2023	(8,639)
821,000	EUR	883,573	USD	DEUT	12/20/2023	(12,764)
1,941,000,000	IDR	125,306	USD	BNP	12/20/2023	(3,556)
330,530,000	INR	3,963,094	USD	UBS	12/20/2023	(143)
28,900,000	KZT	62,177	USD	GSC	01/22/2024	(1,803)
28,900,000	KZT	61,977	USD	DEUT	01/26/2024	(1,652)
1,771,200,000	KZT	3,592,698	USD	BOA	03/20/2024	35,683
5,697,000	MXN	321,479	USD	JPM	12/20/2023	(8,134)
400,000	PEN	105,263	USD	BNP	12/20/2023	(1,353)
600,000	RON	127,426	USD	BNP	12/20/2023	321
2,720,000	ZAR	141,816	USD	JPM	12/20/2023	3,476
5,720,629	USD	8,865,000	AUD	MSC	12/20/2023	87,384
161,509	USD	796,000	BRL	GSC	12/04/2023	4,290
17,511,277	USD	87,735,000	BRL	MSC	12/20/2023	211,605
149,933	USD	200,000	CAD	DEUT	11/07/2023	5,698
1,114,587	USD	1,500,000	CAD	CBK	11/28/2023	32,513
1,101,483	USD	1,500,000	CAD	CBK	12/15/2023	18,971
739,103	USD	1,000,000	CAD	DEUT	12/15/2023	17,429
6,301,344	USD	8,545,000	CAD	MSC	12/20/2023	133,858
750,845	USD	1,000,000	CAD	BOA	01/16/2024	28,723
1,116,980	USD	1,500,000	CAD	DEUT	02/07/2024	33,445
2,218,763	USD	3,000,000	CAD	DEUT	04/17/2024	49,218
277,019	USD	249,220,000	CLP	BNP	12/20/2023	(575)
3,360,636	USD	109,960,000	EGP	GSC	12/20/2023	(70,200)
The accompanying notes are an integral part of these financial statements.
142

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
271,955	USD	257,000	EUR	GSC	11/30/2023	$ (325)
295,000	USD	279,577	EUR	CIBC	11/30/2023	(1,200)
161,624,499	USD	152,992,319	EUR	DEUT	11/30/2023	(464,022)
68,817,668	USD	63,966,444	EUR	DEUT	12/20/2023	970,513
4,112,989	USD	3,818,000	EUR	BMO	12/20/2023	63,359
6,949,579	USD	6,513,000	EUR	MSC	12/20/2023	41,449
9,262,536	USD	8,706,000	EUR	JPM	12/20/2023	28,363
114,213	USD	108,000	EUR	BOA	12/20/2023	(339)
3,080,799	USD	2,922,000	EUR	GSC	12/20/2023	(18,473)
13,228,126	USD	10,940,000	GBP	BCLY	11/30/2023	(71,362)
13,598,731	USD	10,900,000	GBP	MSC	12/20/2023	344,796
234,640	USD	187,000	GBP	JPM	12/20/2023	7,256
227,062	USD	182,000	GBP	BCLY	12/20/2023	5,758
125,965	USD	1,941,000,000	IDR	JPM	12/20/2023	4,215
11,933,953	USD	1,721,400,000	JPY	UBS	12/20/2023	477,437
58,237	USD	28,900,000	KZT	GSC	01/22/2024	(2,138)
58,149	USD	28,900,000	KZT	GSC	01/26/2024	(2,176)
161,976	USD	2,849,000	MXN	DEUT	12/20/2023	5,276
95,640	USD	1,709,000	MXN	TDB	12/20/2023	1,643
63,758	USD	1,139,000	MXN	BCLY	12/20/2023	1,111
80,649	USD	300,000	PEN	BNP	12/20/2023	2,717
26,768	USD	100,000	PEN	SCB	12/20/2023	790
129,117	USD	600,000	RON	DEUT	12/20/2023	1,370
141,145	USD	2,720,000	ZAR	BNP	12/20/2023	(4,147)
Total foreign currency contracts						$ 1,998,141

Foreign Cross Currency Contracts Outstanding at October 31, 2023
Contract Amount		Counterparty	Delivery Date	Contract Amount		Unrealized Appreciation/ Depreciation
EUR	193,353	MSC	11/30/2023	GBP	193,292	$ 60
EUR	193,212	GSC	11/30/2023	GBP	193,292	(80)
EUR	13,784,752	JPM	11/30/2023	GBP	13,814,935	(30,182)
Total foreign cross currency contracts						$ (30,202)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
143

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 329,936,421	$ —	$ 326,352,260	$ 3,584,161
Convertible Bonds	64,275,181	—	64,275,181	—
Corporate Bonds	629,111,293	—	629,111,293	—
Foreign Government Obligations	138,397,952	—	138,397,952	—
Municipal Bonds	4,609,195	—	4,609,195	—
Senior Floating Rate Interests	190,496,612	—	190,496,612	—
U.S. Government Agencies	325,607,513	—	325,607,513	—
U.S. Government Securities	319,005,931	—	319,005,931	—
Common Stocks
Capital Goods	110,723	110,723	—	—
Energy	—	—	—	—
Health Care Equipment & Services	178,715	178,715	—	—
Media & Entertainment	870,778	—	856,627	14,151
Pharmaceuticals, Biotechnology & Life Sciences	250,394	250,394	—	—
Utilities	639,522	639,522	—	—
Preferred Stocks	1,153,754	1,153,754	—	—
Short-Term Investments	56,682,709	21,725,105	34,957,604	—
Foreign Currency Contracts(2)	2,672,761	—	2,672,761	—
Futures Contracts(2)	5,293,401	5,293,401	—	—
Swaps - Credit Default(2)	251,860	—	251,860	—
Swaps - Interest Rate(2)	6,865,876	—	6,865,876	—
Total	$ 2,076,410,591	$ 29,351,614	$ 2,043,460,665	$ 3,598,312
Liabilities
Foreign Currency Contracts(2)	$ (704,822)	$ —	$ (704,822)	$ —
Futures Contracts(2)	(17,284,318)	(17,284,318)	—	—
Swaps - Credit Default(2)	(282,352)	—	(282,352)	—
Total	$ (18,271,492)	$ (17,284,318)	$ (987,174)	$ —

(1)	For the year ended October 31, 2023, investments valued at $141,360 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
144

Hartford Sustainable Municipal Bond Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6%
	Alabama - 0.2%
$ 150,000	Jefferson County Board of Education, AL, Special Tax 5.00%, 02/01/2046	$ 144,883
	Arizona - 1.9%
	Maricopa County Industrial Dev Auth, AZ, Rev
775,000	3.00%, 09/01/2039	578,397
100,000	5.00%, 09/01/2042	97,706
200,000	Salt Verde Financial Corp., AZ, Rev 5.00%, 12/01/2037	193,954
	Tempe Industrial Dev Auth, AZ, Rev
225,000	4.00%, 12/01/2024	221,405
270,000	4.00%, 12/01/2025	261,667
240,000	4.00%, 12/01/2026	229,002
		1,582,131
	California - 8.6%
	California Community Choice Financing Auth, CA, Rev
565,000	5.00%, 12/01/2053	561,300
900,000	5.50%, 05/01/2054	920,422
195,000	California Enterprise Dev Auth, CA, Rev 5.00%, 08/01/2045	184,596
	California Municipal Finance Auth, CA, Rev, (BAM Insured)
500,000	4.00%, 05/15/2038	443,637
350,000	4.00%, 10/01/2046	276,615
1,665,000	5.00%, 12/31/2031	1,683,632
165,000	California Public Finance Auth, CA, Rev 2.38%, 11/15/2028(1)	154,675
340,000	Cathedral City Redev Agency Successor Agency, CA, Tax Allocation, (BAM Insured) 4.00%, 08/01/2032	326,505
45,000	Elk Grove Finance Auth, CA, Special Tax, (BAM Insured) 5.00%, 09/01/2032	45,747
180,000	Foothill-Eastern Transportation Corridor Agency, CA, Rev 5.00%, 01/15/2029	184,589
50,000	Oakland Unified School Dist, CA, GO, (AGM Insured) 4.00%, 08/01/2034	49,611
150,000	Orange County Community Facs Dist, CA, Special Tax 5.00%, 08/15/2033	151,705
100,000	Romoland School Dist, CA, Special Tax 5.00%, 09/01/2043	95,487
100,000	San Bernardino City Unified School Dist, CA, GO, (NATL Insured) 0.00%, 08/01/2027(2)	84,765
130,000	San Francisco City & County Redev Successor Agency, CA, Tax Allocation, (AGM Insured) 5.00%, 08/01/2048	131,349
	San Joaquin Hills Transportation Corridor Agency, CA, Rev, (NATL Insured)
255,000	0.00%, 01/15/2025(2)	241,964
1,305,000	4.00%, 01/15/2034	1,279,208
	State of California, CA, GO
140,000	4.00%, 11/01/2041	128,391
250,000	5.00%, 10/01/2042	263,175
		7,207,373
	Colorado - 2.4%
175,000	City & County of Denver Airport System, CO, Rev 5.00%, 12/01/2036	175,454
200,000	Colorado Health Facs Auth, CO, Rev 4.00%, 12/01/2040	159,939
560,000	Colorado School of Mines, CO, Rev, (AGM Insured) 5.25%, 12/01/2052	565,193
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Colorado - 2.4% - (continued)
$ 305,000	E-470 Public Highway Auth, CO, Rev 3.91%, 09/01/2039, 1 mo. USD SOFR + 0.35%(3)	$ 303,606
	Park Creek Metropolitan Dist, CO, Rev
100,000	5.00%, 12/01/2023	100,012
120,000	5.00%, 12/01/2029	124,301
500,000	Regional Transportation Dist, CO, Rev 4.00%, 07/15/2039	437,216
115,000	University of Colorado, CO, Rev 2.00%, 06/01/2051	109,505
25,000	Vauxmont Metropolitan Dist, CO, GO, (AGM Insured) 5.00%, 12/15/2030	26,018
		2,001,244
	Connecticut - 3.3%
100,000	City of Waterbury, CT, GO 5.00%, 11/15/2047	100,442
	Connecticut State Health & Educational Facs Auth, CT, Rev
535,000	2.80%, 07/01/2048	515,859
450,000	5.00%, 07/01/2025	456,197
575,000	5.00%, 07/01/2026	587,326
750,000	5.00%, 07/01/2040	743,141
60,000	5.00%, 07/01/2042	58,428
250,000	Town of Hamden, CT, GO, (AGM Insured) 5.00%, 08/15/2025	253,137
		2,714,530
	District of Columbia - 0.1%
150,000	Dist of Columbia, DC, Rev 5.00%, 07/01/2042	121,678
	Florida - 3.0%
135,000	Capital Projects Finance Auth, FL, Rev 5.00%, 10/01/2027	135,565
70,000	City of Atlantic Beach, FL, Rev 5.00%, 11/15/2048	57,027
300,000	City of Pompano Beach, FL, Rev 2.00%, 01/01/2029	252,376
200,000	City of Port St Lucie, FL, Special Assessment 4.00%, 07/01/2027	200,045
150,000	JEA Water & Sewer System, FL, Rev 5.00%, 10/01/2028	156,989
	Orange County Convention Center, FL, Rev
285,000	5.00%, 10/01/2024	286,759
125,000	5.00%, 10/01/2027	129,674
130,000	Orange County Health Facs Auth, FL, Rev 5.00%, 10/01/2037	132,860
475,000	Orlando Utilities Commission, FL, Rev 1.25%, 10/01/2046	391,967
190,000	Polk County Industrial Dev Auth, FL, Rev 5.00%, 01/01/2029	184,108
750,000	St Johns County Industrial Dev Auth, FL, Rev 4.00%, 12/15/2046	508,259
70,000	Volusia County Educational Facs Auth, FL, Rev 4.00%, 10/15/2035	64,842
		2,500,471
	Georgia - 3.3%
100,000	Dev Auth of Appling County, GA, Rev 1.50%, 01/01/2038	94,632
280,000	Dev Auth of Burke County, GA, Rev 1.50%, 01/01/2040	264,971
10,000	Georgia Housing & Finance Auth, GA, Rev 3.50%, 06/01/2039	9,823
	Main Street Natural Gas, Inc., GA, Rev
170,000	5.00%, 05/15/2032	168,381
315,000	5.50%, 09/15/2028	320,992
	Municipal Electric Auth of Georgia, GA, Rev
135,000	5.00%, 01/01/2024	135,127

The accompanying notes are an integral part of these financial statements.
145

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Georgia - 3.3% - (continued)
$ 100,000	5.00%, 01/01/2028	$ 101,444
235,000	5.00%, 01/01/2033	245,454
1,000,000	5.00%, 01/01/2035	1,044,877
350,000	5.00%, 07/01/2052	326,813
85,000	5.00%, 01/01/2056	79,325
		2,791,839
	Idaho - 1.2%
1,000,000	Idaho Housing & Finance Association, ID, Rev, (GNMA/FNMA/FHLMC/COLL Insured) 5.75%, 01/01/2053	1,038,900
	Illinois - 12.0%
65,000	Champaign County Community Unit School Dist No. 4 Champaign, IL, GO 0.00%, 01/01/2025(2)	61,683
	Chicago Board of Education Dedicated Capital Improvement Tax, IL, Rev
255,000	5.25%, 04/01/2036	257,849
100,000	5.75%, 04/01/2035	102,164
	Chicago Board of Education, IL, GO
215,000	4.00%, 12/01/2047	159,289
150,000	5.00%, 12/01/2027	150,433
500,000	5.00%, 12/01/2041	452,500
200,000	5.00%, 12/01/2046	175,583
105,000	5.25%, 12/01/2023	105,043
500,000	5.25%, 12/01/2036(4)	487,816
140,000	5.25%, 12/01/2039	129,392
	Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev, (AGM-CR Insured)
100,000	5.00%, 12/01/2044	96,433
175,000	5.00%, 12/01/2045	171,131
250,000	5.00%, 12/01/2046	240,277
250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	252,392
865,000	City of Granite City, IL, Rev 1.25%, 05/01/2027	757,271
	Cook County Community High School Dist No. 212 Leyden, IL, Rev, (BAM Insured)
105,000	5.00%, 12/01/2027	105,979
170,000	5.00%, 12/01/2030	170,568
225,000	County of Cook Sales Tax, IL, Rev 5.00%, 11/15/2029	237,012
185,000	County of Cook, IL, GO 5.00%, 11/15/2031	193,020
	Illinois Finance Auth, IL, Rev
150,000	5.00%, 11/15/2030	150,387
115,000	5.00%, 08/15/2033	120,154
245,000	5.00%, 08/15/2035	234,767
150,000	5.00%, 10/01/2041	148,386
230,000	5.00%, 05/15/2050	230,089
250,000	Illinois Housing Dev Auth, IL, Rev, (GNMA/FNMA/FHLMC Insured) 5.75%, 10/01/2053	257,324
100,000	Illinois State Toll Highway Auth, IL, Rev 5.00%, 01/01/2031	104,746
150,000	Kane Cook & DuPage Counties School Dist No. U-46 Elgin, IL, GO 5.00%, 01/01/2035	150,258
	Kane County School Dist No. 131 Aurora East Side, IL, GO, (AGM Insured)
85,000	5.00%, 12/01/2025	86,545
130,000	5.00%, 12/01/2026	133,364
	Metropolitan Pier & Exposition Auth, IL, Rev
105,000	0.00%, 12/15/2042(2)(5)	65,130
200,000	5.00%, 12/15/2045	189,839
	Metropolitan Water Reclamation Dist of Greater Chicago, IL, GO
235,000	5.00%, 12/01/2025	239,932
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Illinois - 12.0% - (continued)
$ 275,000	5.25%, 12/01/2032	$ 302,693
	Sales Tax Securitization Corp., IL, Rev
150,000	5.00%, 01/01/2029	154,398
1,000,000	5.00%, 01/01/2037	1,014,547
	State of Illinois, IL, GO
400,000	5.00%, 11/01/2026	407,467
50,000	5.00%, 02/01/2027	51,020
150,000	5.00%, 11/01/2028	153,343
355,000	5.00%, 03/01/2029	365,890
250,000	5.00%, 05/01/2029	248,180
330,000	5.00%, 10/01/2031	339,887
315,000	5.00%, 12/01/2034	317,113
215,000	5.00%, 03/01/2046	201,813
		9,973,107
	Indiana - 1.5%
80,118	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	66,448
1,000,000	Indiana Finance Auth, IN, Rev 5.00%, 10/01/2042	1,014,606
165,000	Indiana Housing & Community Dev Auth, IN, Rev, (GNMA Insured) 3.25%, 07/01/2049	158,179
		1,239,233
	Kentucky - 0.3%
225,000	Kentucky Bond Dev Corp., KY, Rev 5.00%, 09/01/2035	233,527
	Louisiana - 0.8%
325,000	East Baton Rouge Sewerage Commission, LA, Rev 1.30%, 02/01/2041	268,012
	Louisiana Local Government Environmental Facs & Community Dev Auth, LA, Rev
100,000	5.75%, 11/15/2030	95,058
100,000	6.00%, 11/15/2030	96,445
	Louisiana Public Facs Auth, LA, Rev
100,000	5.00%, 05/15/2035	100,433
100,000	5.00%, 05/15/2047	94,261
		654,209
	Maine - 0.5%
465,000	Maine Health & Higher Educational Facs Auth, ME, Rev, (AGM Insured) 4.00%, 07/01/2046	386,193
	Maryland - 0.9%
810,000	Maryland Stadium Auth, MD, Rev, (ST INTERCEPT Insured) 5.00%, 05/01/2050	786,346
	Massachusetts - 4.3%
	Massachusetts Dev Finance Agency, MA, Rev
235,000	4.69%, 07/01/2049, SIFMA Municipal Swap Index + 0.60%(1)(3)	232,602
105,000	5.00%, 07/01/2034	105,693
1,000,000	5.00%, 07/01/2035	1,004,035
150,000	5.00%, 07/01/2037	145,721
150,000	5.00%, 07/01/2044	129,646
100,000	5.00%, 10/01/2047(1)	81,708
150,000	5.00%, 07/01/2048	144,258
	Massachusetts Educational Financing Auth, MA, Rev
880,000	5.00%, 07/01/2024	883,569
500,000	5.00%, 01/01/2025	502,709
400,000	Massachusetts Health & Educational Facs Auth, MA, Rev 4.05%, 07/01/2027	400,000
		3,629,941

The accompanying notes are an integral part of these financial statements.
146

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Michigan - 2.6%
$ 150,000	Great Lakes Water Auth, Water Supply System, MI, Rev 5.00%, 07/01/2046	$ 145,772
250,000	Lansing School Dist, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2037	258,045
	Michigan Finance Auth, MI, Rev
165,000	5.00%, 11/01/2034	170,925
100,000	5.00%, 07/01/2035	100,816
100,000	5.00%, 05/15/2038	96,415
90,000	Michigan State Hospital Finance Auth, MI, Rev 5.00%, 11/15/2047	86,858
1,275,000	Michigan State Housing Dev Auth, MI, Rev 5.75%, 06/01/2054	1,310,358
		2,169,189
	Minnesota - 1.4%
250,000	Duluth Independent School Dist No. 709, MN, COP, (SD CRED PROG Insured) 5.00%, 02/01/2024	250,622
76,197	Freddie Mac Multifamily ML Certificates, MN, Rev 2.54%, 06/25/2037	56,701
1,000,000	Minnesota Higher Education Facs Auth, MN, Rev 4.00%, 10/01/2046	825,214
		1,132,537
	Mississippi - 0.7%
	State of Mississippi Gaming Tax, MS, Rev
175,000	5.00%, 10/15/2026	178,624
400,000	5.00%, 10/15/2037	399,406
		578,030
	Missouri - 0.3%
250,000	Bi-State Dev Agency of the Missouri-Illinois Metropolitan Dist, MO, Rev 4.00%, 10/01/2036	231,302
	Montana - 0.3%
65,000	Montana Board of Housing, MT, Rev, (FHA HUD VA Insured) 4.25%, 12/01/2045	63,961
150,000	Montana Facs Finance Auth, MT, Rev 5.00%, 02/15/2033	150,308
		214,269
	Nebraska - 0.7%
300,000	Central Plains Energy Project, NE, Rev 5.00%, 09/01/2025	300,352
300,000	County of Washington, NE, Rev 0.90%, 09/01/2030	281,981
		582,333
	Nevada - 0.6%
150,000	City of Reno, NV, Rev, (AGM Insured) 5.00%, 06/01/2033	154,440
	Clark County School Dist, NV, GO, (AGM Insured)
250,000	4.00%, 06/15/2036	231,800
105,000	5.00%, 06/15/2028	107,024
		493,264
	New Hampshire - 1.2%
	New Hampshire Business Finance Auth, NH, Rev
1,000,000	4.00%, 01/01/2051	680,120
295,000	5.25%, 06/01/2051	299,918
		980,038
	New Jersey - 1.1%
40,000	New Jersey Educational Facs Auth, NJ, Rev, (AGM Insured) 4.00%, 07/01/2050	31,925
	New Jersey Transportation Trust Fund Auth, NJ, Rev
70,000	5.00%, 12/15/2024	70,716
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	New Jersey - 1.1% - (continued)
$ 570,000	5.00%, 06/15/2031	$ 601,081
230,000	State of New Jersey, NJ, GO 5.00%, 06/01/2025	233,964
		937,686
	New Mexico - 0.5%
205,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2039	169,416
240,000	New Mexico Mortgage Finance Auth, NM, Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 01/01/2049	234,258
		403,674
	New York - 8.9%
500,000	Long Island Power Auth, NY, Rev 0.85%, 09/01/2050	466,535
	Metropolitan Transportation Auth, NY, Rev
200,000	5.00%, 11/15/2033	207,190
500,000	5.00%, 11/15/2034	500,513
300,000	5.00%, 11/15/2036	303,365
500,000	5.00%, 11/15/2045	484,344
400,000	5.00%, 11/15/2048	385,810
100,000	5.25%, 11/15/2027	103,427
100,000	5.25%, 11/15/2036	102,106
1,250,000	New York City Municipal Water Finance Auth, NY, Rev 4.13%, 06/15/2046	1,093,976
	New York City Transitional Finance Auth, Future Tax Secured, NY, Rev
125,000	4.00%, 05/01/2035	120,750
140,000	4.00%, 11/01/2035	134,527
	New York State Dormitory Auth, NY, Rev
1,000,000	3.00%, 03/15/2041	741,138
450,000	4.00%, 02/15/2037	420,548
150,000	5.00%, 03/15/2031	150,938
800,000	5.00%, 05/01/2037	815,487
	State of New York Mortgage Agency, NY, Rev
300,000	3.25%, 10/01/2024	296,671
300,000	3.25%, 04/01/2025	294,965
	Syracuse Industrial Dev Agency, NY, Rev
110,000	5.00%, 01/01/2031	79,228
50,000	5.00%, 01/01/2033	35,887
355,000	Triborough Bridge & Tunnel Auth, NY, Rev 0.00%, 11/15/2036(2)	185,617
525,000	Westchester County Local Dev Corp., NY, Rev 2.88%, 07/01/2026(1)	494,687
		7,417,709
	North Carolina - 0.8%
	North Carolina Medical Care Commission, NC, Rev
15,000	2.88%, 10/01/2026	13,865
175,000	4.00%, 09/01/2033	154,041
185,000	4.00%, 09/01/2034	160,783
250,000	5.00%, 01/01/2031	234,624
30,000	5.00%, 01/01/2039	25,544
120,000	5.00%, 01/01/2044	105,552
		694,409
	Ohio - 3.9%
200,000	American Municipal Power, Inc., OH, Rev 4.00%, 02/15/2036	184,633
150,000	Cleveland Department of Public Utilities Division of Public Power, OH, Rev, (AGM Insured) 5.00%, 11/15/2030	156,537
60,000	County of Allen Hospital Facs, OH, Rev 5.00%, 12/01/2035	62,007
415,000	Ohio Air Quality Dev Auth, OH, Rev 4.00%, 09/01/2030	404,695

The accompanying notes are an integral part of these financial statements.
147

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Ohio - 3.9% - (continued)
$ 355,000	Ohio Higher Educational Facs Commission, OH, Rev 5.00%, 07/01/2035	$ 374,916
	Ohio Housing Finance Agency, OH, Rev
290,000	3.00%, 03/01/2052	272,206
215,000	4.50%, 03/01/2050	211,624
1,025,000	Ohio Turnpike & Infrastructure Commission, OH, Rev 5.00%, 02/15/2039	1,063,589
500,000	Southern Ohio Port Auth, OH, Rev 6.50%, 12/01/2030(1)	343,122
180,000	State of Ohio, OH, Rev 2.75%, 01/01/2052	169,506
		3,242,835
	Oklahoma - 0.1%
	Oklahoma Dev Finance Auth, OK, Rev
35,000	5.25%, 08/15/2048	29,456
35,000	5.50%, 08/15/2057	29,890
		59,346
	Oregon - 0.9%
480,000	Columbia County School Dist No. 502, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2050(2)	104,929
1,000,000	Lane County School Dist No. 52 Bethel, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2041(2)	386,611
40,000	Marion County School Dist No. 15 North Marion, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2037(2)	19,911
35,000	Multnomah & Clackamas Counties School Dist No. 10JT Gresham-Barlow, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(2)	16,088
55,000	Salem Hospital Facs Auth, OR, Rev 5.00%, 05/15/2025	54,615
55,000	State of Oregon Housing & Community Services Department, OR, Rev 4.50%, 01/01/2049	54,562
210,000	Umatilla County School Dist No. 8R Hermiston, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(2)	95,844
		732,560
	Pennsylvania - 5.4%
160,000	City of Philadelphia Redev Auth, PA, Rev 5.00%, 04/15/2025	161,253
300,000	City of Philadelphia, PA, GO 5.00%, 02/01/2039	303,629
750,000	Coatesville School Dist, PA, GO, (BAM State Aid Withholding Insured) 5.25%, 11/15/2037	767,496
260,000	Hospitals & Higher Education Facs Auth of Philadelphia, PA, Rev, (AGM Insured) 5.00%, 07/01/2036	263,666
	Lancaster County Hospital Auth, PA, Rev
400,000	5.00%, 07/01/2032	360,691
100,000	5.13%, 07/01/2037	86,520
215,000	Lancaster Industrial Dev Auth, PA, Rev 4.00%, 07/01/2051	141,942
100,000	Montgomery County Industrial Dev Auth, PA, Rev 5.00%, 12/01/2025	99,781
200,000	Pennsylvania Economic Dev Financing Auth, PA, Rev 4.00%, 05/15/2040	172,038
	Pennsylvania Housing Finance Agency, PA, Rev
100,000	4.75%, 04/01/2033	98,964
560,000	5.50%, 10/01/2053	570,301
125,000	Pennsylvania Turnpike Commission, PA, Rev 5.00%, 12/01/2039	129,018
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Pennsylvania - 5.4% - (continued)
$ 50,000	Pittsburgh Water & Sewer Auth, PA, Rev, (AGM Insured) 5.00%, 09/01/2033	$ 52,432
	School Dist of Philadelphia, PA, GO, (State Aid Withholding Insured)
250,000	4.00%, 09/01/2036	226,223
1,000,000	5.25%, 09/01/2036(4)	1,047,398
		4,481,352
	Puerto Rico - 0.6%
	Puerto Rico Sales Tax Financing Corp., PR, Rev
400,000	4.33%, 07/01/2040	345,530
175,000	5.00%, 07/01/2058	152,777
		498,307
	Rhode Island - 0.8%
80,000	Rhode Island Health & Educational Building Corp., RI, Rev, (AGM Municipal Government Insured) 5.00%, 05/15/2028	82,212
	Rhode Island Student Loan Auth, RI, Rev
110,000	5.00%, 12/01/2027	112,190
460,000	5.00%, 12/01/2028	469,467
		663,869
	South Carolina - 2.8%
365,000	Piedmont Municipal Power Agency, SC, Rev 5.00%, 01/01/2024	365,320
	South Carolina Jobs-Economic Dev Auth, SC, Rev
150,000	5.00%, 05/01/2028	153,294
575,000	5.00%, 10/01/2035	596,175
	South Carolina Public Service Auth, SC, Rev
200,000	4.00%, 12/01/2035	183,715
200,000	4.00%, 12/01/2038	175,112
840,000	South Carolina State Housing Finance & Dev Auth, SC, Rev 5.75%, 01/01/2054	872,059
		2,345,675
	South Dakota - 1.6%
	South Dakota Housing Dev Auth, SD, Rev
170,000	4.00%, 11/01/2049	165,319
145,000	6.00%, 05/01/2054	149,939
1,000,000	6.00%, 11/01/2054	1,041,291
		1,356,549
	Tennessee - 2.1%
300,000	Chattanooga Health Educational & Housing Facs Board, TN, Rev 5.00%, 08/01/2039	292,625
	Metropolitan Government Nashville & Davidson County Health & Educational Facs Board, TN, Rev
885,000	5.00%, 07/01/2031	917,712
235,000	5.00%, 05/01/2035	244,283
200,000	Tennessee Energy Acquisition Corp., TN, Rev 5.25%, 09/01/2026	200,580
70,000	Tennessee Housing Dev Agency, TN, Rev 3.50%, 01/01/2047	68,511
		1,723,711
	Texas - 10.5%
	Arlington Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured)
150,000	4.00%, 08/15/2030	144,539
250,000	5.00%, 02/15/2027	257,600
625,000	5.00%, 08/15/2037	647,003
	Central Texas Regional Mobility Auth, TX, Rev
315,000	4.00%, 01/01/2036	298,430
600,000	4.00%, 01/01/2040	529,524
1,000,000	5.00%, 01/01/2046	973,619

The accompanying notes are an integral part of these financial statements.
148

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Texas - 10.5% - (continued)
$ 250,000	Central Texas Turnpike System, TX, Rev 5.00%, 08/15/2042	$ 235,943
165,000	City of San Antonio Electric & Gas Systems, TX, Rev 1.75%, 02/01/2049	154,810
320,000	Clear Creek Independent School Dist, TX, GO, (PSF-GTD Insured) 0.28%, 02/15/2038	309,881
1,000,000	Dallas Area Rapid Transit, TX, Rev 4.00%, 12/01/2037	910,777
1,000,000	Dallas Fort Worth International Airport, TX, Rev 5.00%, 11/01/2031	1,020,621
150,000	El Paso Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 08/15/2027	154,919
370,000	Fort Bend Independent School Dist, TX, GO, (PSF-GTD Insured) 3.65%, 08/01/2052	368,021
400,000	Harris County-Houston Sports Auth, TX, Rev 5.00%, 11/15/2033	400,221
240,000	Hidalgo County Regional Mobility Auth, TX, Rev 5.00%, 12/01/2031	242,054
290,000	Keller Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2037	270,344
150,000	Lower Colorado River Auth, TX, Rev 5.00%, 05/15/2040	149,035
	New Hope Cultural Education Facs Finance Corp., TX, Rev
180,000	4.00%, 11/01/2055	126,132
100,000	5.00%, 11/01/2031	87,725
130,000	North Texas Tollway Auth, TX, Rev 5.00%, 01/01/2031	136,666
1,000,000	Texarkana Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2041	889,981
250,000	Texas Municipal Gas Acquisition & Supply Corp. I, TX, Rev 5.25%, 12/15/2025	251,604
60,000	Texas Transportation Commission State Highway 249 System, TX, Rev 0.00%, 08/01/2038(2)	25,865
200,000	Wylie Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 08/15/2036	189,912
		8,775,226
	Utah - 0.2%
175,000	County of Salt Lake, UT, Rev, (AMBAC Insured) 5.13%, 02/15/2033	176,926
	Vermont - 1.0%
875,000	Vermont Student Assistance Corp., VT, Rev 5.00%, 06/15/2030	867,746
	Virginia - 1.9%
65,000	Arlington County Industrial Dev Auth, VA, Rev 5.00%, 07/01/2030	68,036
375,000	Henrico County Economic Dev Auth, VA, Rev 5.00%, 10/01/2047	342,019
	Virginia Small Business Financing Auth, VA, Rev
635,000	4.00%, 07/01/2031	585,208
500,000	4.00%, 01/01/2039	428,707
170,000	5.00%, 12/31/2047	160,077
		1,584,047
	Washington - 1.6%
140,000	Port of Seattle, WA, Rev 5.00%, 05/01/2028	143,246
	Washington Health Care Facs Auth, WA, Rev
135,000	5.00%, 01/01/2026	137,207
500,000	5.00%, 09/01/2040	494,232
Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Washington - 1.6% - (continued)
$ 475,000	5.00%, 10/01/2042		$ 448,739
150,000	Washington State Housing Finance Commission, WA, Rev 5.00%, 01/01/2039(1)		117,846
			1,341,270
	Wisconsin - 2.8%
	Public Finance Auth, WI, Rev
415,000	4.00%, 10/01/2046		396,594
500,000	4.00%, 07/01/2059		390,311
300,000	5.00%, 07/01/2035		294,675
200,000	5.00%, 10/01/2043(1)		163,471
95,000	5.00%, 10/01/2044		88,946
150,000	5.00%, 07/01/2048		142,605
100,000	Wisconsin Center Dist, WI, Rev, (AGM Insured) 0.00%, 12/15/2029(2)		76,134
	Wisconsin Health & Educational Facs Auth, WI, Rev
335,000	4.00%, 01/01/2037		233,103
255,000	4.00%, 08/15/2046		183,078
155,000	5.00%, 11/01/2024		152,848
45,000	5.00%, 11/01/2025		43,746
160,000	Wisconsin Housing & Economic Dev Auth Housing, WI, Rev, (HUD SECT 8) 0.50%, 11/01/2050		152,288
			2,317,799
	Total Municipal Bonds (cost $93,341,685)		$ 83,007,263
U.S. GOVERNMENT AGENCIES - 0.5%
	Mortgage-Backed Agencies - 0.5%
	Federal Home Loan Mortgage Corp. - 0.5%
570,325	3.15%, 10/15/2036		$ 443,459
	Total U.S. Government Agencies (cost $580,685)		$ 443,459
	Total Long-Term Investments (cost $93,922,370)		$ 83,450,722
SHORT-TERM INVESTMENTS - 0.1%
	Repurchase Agreements - 0.1%
115,719	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $115,736; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $118,087		$ 115,719
	Total Short-Term Investments (cost $115,719)		$ 115,719
	Total Investments (cost $94,038,089)	100.2%	$ 83,566,441
	Other Assets and Liabilities	(0.2)%	(184,242)
	Total Net Assets	100.0%	$ 83,382,199
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

The accompanying notes are an integral part of these financial statements.
149

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2023

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $1,588,111, representing 1.9% of net assets.
(2)	Security is a zero-coupon bond.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,536,525 at October 31, 2023.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 83,007,263	$ —	$ 83,007,263	$ —
U.S. Government Agencies	443,459	—	443,459	—
Short-Term Investments	115,719	—	115,719	—
Total	$ 83,566,441	$ —	$ 83,566,441	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
150

The Hartford Total Return Bond Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7%
	Asset-Backed - Automobile - 3.0%
	American Credit Acceptance Receivables Trust
$ 360,000	4.55%, 10/13/2026(1)	$ 358,620
2,230,000	6.09%, 11/12/2027(1)	2,219,867
2,320,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	2,289,048
5,665,000	ARI Fleet Lease Trust 5.41%, 02/17/2032(1)	5,612,025
2,635,000	Avis Budget Rental Car Funding AESOP LLC 5.90%, 08/21/2028(1)	2,599,922
6,430,000	Carvana Auto Receivables Trust 4.13%, 04/12/2027	6,293,677
4,239,233	Chesapeake Funding II LLC 5.65%, 05/15/2035(1)	4,207,282
5,715,887	CPS Auto Receivables Trust 5.91%, 08/16/2027(1)	5,699,595
784,239	Drive Auto Receivables Trust 2.70%, 02/16/2027	781,241
2,025,000	DT Auto Owner Trust 5.41%, 02/15/2029(1)	1,989,986
2,710,000	Enterprise Fleet Financing LLC 5.42%, 10/22/2029(1)	2,669,133
	Exeter Automobile Receivables Trust
1,464,387	2.18%, 06/15/2026	1,456,305
1,564,487	2.58%, 09/15/2025(1)	1,542,293
2,430,000	4.57%, 01/15/2027	2,407,294
1,058,000	6.03%, 08/16/2027	1,050,455
1,069,000	6.11%, 09/15/2027	1,062,180
	Flagship Credit Auto Trust
3,303,000	4.69%, 07/17/2028(1)	3,184,713
962,000	5.05%, 01/18/2028(1)	940,302
2,551,000	5.21%, 05/15/2028(1)	2,490,825
600,000	GLS Auto Receivables Issuer Trust 4.92%, 01/15/2027(1)	590,176
6,805,000	Hertz Vehicle Financing III LLC 5.94%, 02/25/2028(1)	6,729,216
2,505,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	2,460,397
	Santander Drive Auto Receivables Trust
4,940,000	4.42%, 11/15/2027	4,808,431
1,560,000	4.43%, 03/15/2027	1,527,980
1,080,000	4.72%, 06/15/2027	1,058,733
1,945,000	4.98%, 02/15/2028	1,908,762
3,355,000	5.61%, 07/17/2028	3,313,120
4,295,000	5.95%, 01/17/2028	4,259,583
1,665,000	SFS Auto Receivables Securitization Trust 5.71%, 01/22/2030(1)	1,619,678
385,000	Toyota Auto Loan Extended Note Trust 2.56%, 11/25/2031(1)	377,376
1,184,962	Tricolor Auto Securitization Trust 6.48%, 08/17/2026(1)	1,181,175
	Westlake Automobile Receivables Trust
2,430,000	1.65%, 02/17/2026(1)	2,364,112
3,720,000	4.31%, 09/15/2027(1)	3,649,165
1,045,000	5.41%, 01/18/2028(1)	1,029,837
1,845,000	World Omni Auto Receivables Trust 5.03%, 05/15/2029	1,786,948
		87,519,452
	Asset-Backed - Finance & Insurance - 0.8%
8,230,000	Bain Capital Credit CLO Ltd. 6.82%, 07/25/2034, 3 mo. USD Term SOFR + 1.44%(1)(2)	8,169,740
5,235,000	BlueMountain CLO XXIV Ltd. 6.78%, 04/20/2034, 3 mo. USD Term SOFR + 1.36%(1)(2)	5,153,852
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7% - (continued)
	Asset-Backed - Finance & Insurance - 0.8% - (continued)
$ 4,140,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	$ 4,015,808
7,365,000	Regatta VI Funding Ltd. 6.84%, 04/20/2034, 3 mo. USD Term SOFR + 1.42%(1)(2)	7,310,345
		24,649,745
	Asset-Backed - Home Equity - 0.2%
	GSAA Home Equity Trust
17,387	5.58%, 12/25/2046, 1 mo. USD Term SOFR + 0.25%(2)	4,690
2,272,312	5.60%, 02/25/2037, 1 mo. USD Term SOFR + 0.27%(2)	608,901
753,838	5.62%, 12/25/2036, 1 mo. USD Term SOFR + 0.29%(2)	192,753
1,075,947	5.80%, 11/25/2036, 1 mo. USD Term SOFR + 0.47%(2)	242,749
1,102,097	5.98%, 06/25/2036(3)	272,929
	Morgan Stanley Mortgage Loan Trust
371,468	4.50%, 05/25/2036(3)	157,566
1,068,521	5.78%, 11/25/2036, 1 mo. USD Term SOFR + 0.45%(2)	293,557
486,737	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(4)	134,322
	Soundview Home Loan Trust
1,735,885	5.62%, 07/25/2037, 1 mo. USD Term SOFR + 0.29%(2)	1,435,350
830,000	5.92%, 07/25/2036, 1 mo. USD Term SOFR + 0.59%(2)	699,763
842,546	5.94%, 11/25/2036, 1 mo. USD Term SOFR + 0.61%(2)	765,442
		4,808,022
	Asset-Backed - Student Loan - 0.2%
	Navient Private Education Refi Loan Trust
3,339,581	1.11%, 02/18/2070(1)	2,755,900
4,191,326	5.51%, 10/15/2071(1)	4,083,995
		6,839,895
	Commercial Mortgage-Backed Securities - 3.8%
3,215,000	1211 Avenue of the Americas Trust 3.90%, 08/10/2035(1)	3,005,173
3,475,000	BAMLL Commercial Mortgage Securities Trust 3.11%, 11/05/2032(1)	3,090,537
	BBCMS Mortgage Trust
6,535,000	0.99%, 04/15/2053(3)(5)	352,099
19,794,591	1.46%, 02/15/2050(3)(5)	739,771
1,640,000	3.66%, 04/15/2055(3)	1,356,095
1,630,000	4.60%, 06/15/2055(3)	1,446,154
2,660,000	4.97%, 12/15/2051(3)	2,039,939
2,150,000	5.44%, 12/15/2055(3)	2,023,866
700,000	5.71%, 12/15/2055(3)	671,033
6,545,000	6.80%, 11/15/2056(3)	6,781,695
	Benchmark Mortgage Trust
10,721,936	0.46%, 07/15/2051(3)(5)	162,200
32,980,720	0.57%, 07/15/2056(3)(5)	1,309,744
49,266,668	0.58%, 04/10/2051(3)(5)	911,256
30,848,129	0.62%, 01/15/2052(3)(5)	731,955
8,114,722	1.02%, 08/15/2052(3)(5)	281,342
21,830,278	1.19%, 03/15/2062(3)(5)	996,843
14,180,902	1.51%, 01/15/2054(3)(5)	1,123,147
6,945,986	1.79%, 07/15/2053(3)(5)	462,140
3,000,000	3.04%, 08/15/2052	2,713,541
2,990,000	4.02%, 03/15/2052	2,631,596
	BPR Trust
7,425,000	7.89%, 11/05/2028(1)(3)	7,357,614
3,770,000	8.57%, 08/15/2024, 1 mo. USD Term SOFR + 3.23%(1)(2)	3,745,030

The accompanying notes are an integral part of these financial statements.
151

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7% - (continued)
	Commercial Mortgage-Backed Securities - 3.8% - (continued)
$ 3,450,068	BX Trust 7.79%, 08/15/2039, 1 mo. USD Term SOFR + 2.45%(1)(2)	$ 3,448,172
2,535,000	CAMB Commercial Mortgage Trust 7.93%, 12/15/2037, 1 mo. USD Term SOFR + 2.66%(1)(2)	2,457,461
2,480,914	Cantor Commercial Real Estate Lending 1.13%, 05/15/2052(3)(5)	101,164
3,596,618	CD Mortgage Trust 2.46%, 08/10/2049	3,294,236
	Citigroup Commercial Mortgage Trust
9,150,271	0.89%, 07/10/2047(3)(5)	34,519
11,876,989	1.01%, 04/10/2048(3)(5)	128,132
415,000	4.58%, 03/11/2047(1)(3)	344,971
	Commercial Mortgage Trust
1,291,000	2.82%, 01/10/2039(1)	1,085,770
31,160	2.85%, 10/15/2045	28,355
3,895,000	3.18%, 02/10/2048	3,732,809
1,320,000	3.90%, 01/10/2039(1)(3)	993,713
420,000	4.07%, 02/10/2047(3)	417,983
10,213	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	10,025
	CSAIL Commercial Mortgage Trust
23,248,503	0.71%, 06/15/2057(3)(5)	158,683
1,237,353	0.81%, 04/15/2050(3)(5)	6,801
3,379,696	0.89%, 11/15/2048(3)(5)	47,323
6,262,040	1.86%, 01/15/2049(3)(5)	209,396
	DBJPM Mortgage Trust
5,674,632	1.71%, 09/15/2053(3)(5)	330,173
3,600,000	2.89%, 08/10/2049	3,266,549
	FREMF Mortgage Trust
440,000	3.73%, 10/25/2049(1)(3)	401,866
350,000	3.79%, 02/25/2050(1)(3)	337,446
230,000	3.84%, 10/25/2049(1)(3)	210,789
1,610,000	3.98%, 04/25/2051(1)(3)	1,468,348
2,010,000	GS Mortgage Securities Corp. Trust 2.95%, 11/05/2034(1)	1,483,785
	GS Mortgage Securities Trust
356,996	0.09%, 08/10/2044(1)(3)(5)	4
1,569,642	0.37%, 07/10/2046(3)(5)	16
3,980,000	3.04%, 07/10/2052	3,622,031
399,453	4.07%, 01/10/2047	397,984
1,310,000	5.00%, 04/10/2047(1)(3)	1,077,266
	JP Morgan Chase Commercial Mortgage Securities Trust
878,180	2.73%, 10/15/2045(1)(3)	782,801
1,770,000	2.81%, 01/16/2037(1)	1,575,300
730,000	3.78%, 12/15/2047(1)(3)	474,500
	JPMBB Commercial Mortgage Securities Trust
2,201,424	0.55%, 05/15/2048(3)(5)	13,929
8,048,928	0.58%, 09/15/2047(3)(5)	26,804
8,715,000	JPMCC Commercial Mortgage Securities Trust 3.72%, 03/15/2050	7,942,378
	Life Mortgage Trust
7,824,442	6.15%, 03/15/2038, 1 mo. USD Term SOFR + 0.81%(1)(2)	7,661,029
1,307,350	6.85%, 03/15/2038, 1 mo. USD Term SOFR + 1.51%(1)(2)	1,266,302
	Morgan Stanley Bank of America Merrill Lynch Trust
5,509,581	0.95%, 12/15/2047(3)(5)	28,645
3,460,155	0.96%, 10/15/2048(3)(5)	34,372
	Morgan Stanley Capital I Trust
2,293,726	1.32%, 06/15/2050(3)(5)	66,677
885,000	4.94%, 07/15/2049(1)(3)	632,860
37,927	5.26%, 10/12/2052(1)(3)	14,025
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7% - (continued)
	Commercial Mortgage-Backed Securities - 3.8% - (continued)
$ 1,187,000	Natixis Commercial Mortgage Securities Trust 4.40%, 06/17/2038(1)	$ 1,077,314
5,770,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	5,280,789
3,929,106	UBS Commercial Mortgage Trust 1.07%, 08/15/2050(3)(5)	121,560
	Wells Fargo Commercial Mortgage Trust
16,163,950	0.87%, 09/15/2057(3)(5)	211,095
8,399,403	1.06%, 05/15/2048(3)(5)	76,280
10,000	3.17%, 02/15/2048	9,571
255,000	4.14%, 05/15/2048(3)	212,760
10,616	Wells Fargo Mortgage-Backed Securities Trust 3.93%, 11/25/2048(1)(3)	9,589
	Wells Fargo NA
20,506,254	0.59%, 11/15/2062(3)(5)	576,548
10,419,846	0.64%, 11/15/2062(3)(5)	322,590
17,977,150	0.69%, 12/15/2052(3)(5)	583,279
24,657,021	0.71%, 11/15/2050(3)(5)	560,614
19,320,359	0.81%, 09/15/2062(3)(5)	704,438
36,133,497	0.88%, 01/15/2063(3)(5)	1,470,742
21,039,668	0.89%, 05/15/2062(3)(5)	790,700
9,538,770	0.99%, 02/15/2056(3)(5)	596,891
1,788,971	1.01%, 04/15/2052(3)(5)	74,865
36,859,398	1.76%, 03/15/2063(3)(5)	3,255,138
3,540,000	2.04%, 02/15/2054	2,659,337
	WFRBS Commercial Mortgage Trust
793,487	1.18%, 03/15/2047(3)(5)	8
245,848	3.02%, 11/15/2047(1)	13,483
189,671	4.05%, 03/15/2047	188,823
345,000	5.00%, 06/15/2044(1)(3)	175,975
		112,520,551
	Other Asset-Backed Securities - 7.7%
448,758	AASET Trust 3.35%, 01/16/2040(1)	390,523
	Affirm Asset Securitization Trust
91,190	1.90%, 01/15/2025(1)	90,683
2,745,000	6.61%, 01/18/2028(1)	2,731,459
5,130,000	Aligned Data Centers Issuer LLC 6.00%, 08/17/2048(1)	4,838,985
1,364,783	Amur Equipment Finance Receivables XI LLC 5.30%, 06/21/2028(1)	1,351,445
1,280,000	Arbor Realty Commercial Real Estate Notes Ltd. 6.55%, 05/15/2036, 1 mo. USD Term SOFR + 1.21%(1)(2)	1,264,850
1,422,118	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	1,406,574
4,255,000	Benefit Street Partners CLO XXXI Ltd. 7.73%, 04/25/2036, 3 mo. USD Term SOFR + 2.35%(1)(2)	4,244,528
6,732,173	Carlyle U.S. CLO Ltd. 6.70%, 04/20/2031, 3 mo. USD Term SOFR + 1.28%(1)(2)	6,697,428
2,385,000	CCG Receivables Trust 5.82%, 09/16/2030(1)	2,377,105
	CF Hippolyta Issuer LLC
645,577	1.53%, 03/15/2061(1)	564,645
1,530,299	1.69%, 07/15/2060(1)	1,387,848
706,836	1.98%, 03/15/2061(1)	605,271
1,263,294	1.99%, 07/15/2060(1)	1,052,804
961,496	5.97%, 08/15/2062(1)	932,237
1,230,000	CNH Equipment Trust 4.77%, 10/15/2030	1,187,957
1,915,000	Columbia Cent CLO 27 Ltd. 6.83%, 01/25/2035, 3 mo. USD Term SOFR + 1.45%(1)(2)	1,891,034
1,940,000	DLLAA LLC 5.64%, 02/22/2028(1)	1,920,815
	Domino's Pizza Master Issuer LLC
3,183,375	2.66%, 04/25/2051(1)	2,659,525
1,453,375	3.67%, 10/25/2049(1)	1,239,556

The accompanying notes are an integral part of these financial statements.
152

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7% - (continued)
	Other Asset-Backed Securities - 7.7% - (continued)
$ 2,511,763	4.12%, 07/25/2047(1)	$ 2,313,795
3,130,250	4.12%, 07/25/2048(1)	2,975,807
6,020,931	Dryden 55 CLO Ltd. 6.68%, 04/15/2031, 3 mo. USD Term SOFR + 1.28%(1)(2)	5,991,820
	Elmwood CLO Ltd.
3,720,000	7.64%, 04/16/2036, 3 mo. USD Term SOFR + 2.25%(1)(2)	3,670,457
5,245,000	7.80%, 10/17/2036, 3 mo. USD Term SOFR + 2.40%(1)(2)	5,244,491
	First Franklin Mortgage Loan Trust
781,119	5.75%, 09/25/2036, 1 mo. USD Term SOFR + 0.42%(2)	697,588
2,250,478	5.92%, 04/25/2036, 1 mo. USD Term SOFR + 0.59%(2)	1,936,609
	FirstKey Homes Trust
1,854,512	4.15%, 05/17/2039(1)	1,732,962
7,910,265	4.25%, 07/17/2039(1)	7,371,838
3,095,000	Golub Capital Partners CLO 68B Ltd. 8.20%, 07/25/2036, 3 mo. USD Term SOFR + 2.80%(1)(2)	3,107,792
2,640,000	Invesco U.S. CLO Ltd. 7.71%, 04/21/2036, 3 mo. USD Term SOFR + 2.30%(1)(2)	2,612,615
969,850	JFIN CLO Ltd. 6.66%, 04/24/2029, 3 mo. USD Term SOFR + 1.26%(1)(2)	967,206
2,755,000	Kubota Credit Owner Trust 5.02%, 06/15/2027(1)	2,706,001
1,366,285	Madison Park Funding XLI Ltd. 6.50%, 04/22/2027, 3 mo. USD Term SOFR + 1.09%(1)(2)	1,365,602
5,030,000	Madison Park Funding XXII Ltd. 6.92%, 01/15/2033, 3 mo. USD Term SOFR + 1.52%(1)(2)	5,020,191
213,645	Marlette Funding Trust 1.06%, 09/15/2031(1)	212,360
4,415,000	MF1 Ltd. 7.08%, 02/19/2037, 1 mo. USD Term SOFR + 1.75%(1)(2)	4,287,883
25,331	Morgan Stanley ABS Capital I, Inc. Trust 5.74%, 06/25/2036, 1 mo. USD Term SOFR + 0.41%(2)	21,019
5,335,000	New Economy Assets Phase 1 Sponsor LLC 1.91%, 10/20/2061(1)	4,561,804
479,516	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	447,882
5,180,000	Octagon 61 Ltd. 7.77%, 04/20/2036, 3 mo. USD Term SOFR + 2.35%(1)(2)	5,197,431
351,840	OZLM VII Ltd. 6.67%, 07/17/2029, 3 mo. USD Term SOFR + 1.27%(1)(2)	350,312
2,430,730	PRET LLC 1.87%, 07/25/2051(1)(4)	2,213,851
	Pretium Mortgage Credit Partners LLC
4,487,187	1.99%, 02/25/2061(1)(4)	4,175,462
5,430,775	2.98%, 01/25/2052(1)(4)	5,078,630
	Progress Residential Trust
5,369,486	1.51%, 10/17/2038(1)	4,680,223
1,762,954	3.20%, 04/17/2039(1)	1,591,272
3,043,253	4.30%, 03/17/2040(1)	2,794,196
4,927,298	4.44%, 05/17/2041(1)	4,488,227
1,426,663	4.45%, 06/17/2039(1)	1,342,623
2,293,867	4.75%, 10/27/2039(1)	2,162,351
7,525,000	Retained Vantage Data Centers Issuer LLC 5.00%, 09/15/2048(1)	6,789,160
7,555,000	RR 23 Ltd. 8.00%, 10/15/2035, 3 mo. USD Term SOFR + 2.65%(1)(2)	7,534,609
3,660,000	RR 26 Ltd. 7.64%, 04/15/2038, 3 mo. USD Term SOFR + 2.25%(1)(2)	3,624,926
430,132	Sapphire Aviation Finance II Ltd. 3.23%, 03/15/2040(1)	366,360
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7% - (continued)
	Other Asset-Backed Securities - 7.7% - (continued)
$ 3,862,726	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	$ 3,168,815
8,270,000	Sound Point CLO XXIX Ltd. 6.71%, 04/25/2034, 3 mo. USD Term SOFR + 1.33%(1)(2)	8,149,614
4,910,000	Stack Infrastructure Issuer LLC 5.90%, 07/25/2048(1)	4,675,189
1,895,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	1,710,881
4,440,000	Texas Debt Capital CLO Ltd. 7.72%, 04/20/2036, 3 mo. USD Term SOFR + 2.30%(1)(2)	4,439,818
5,140,083	Tricon Residential Trust 4.85%, 07/17/2040(1)	4,852,850
	VCAT LLC
2,447,980	1.74%, 05/25/2051(1)(4)	2,241,324
3,389,351	1.87%, 08/25/2051(1)(4)	3,129,333
699,005	2.12%, 03/27/2051(1)(4)	666,928
8,270,000	Venture 42 CLO Ltd. 6.79%, 04/15/2034, 3 mo. USD Term SOFR + 1.39%(1)(2)	8,120,015
3,160,000	Venture 43 CLO Ltd. 6.90%, 04/15/2034, 3 mo. USD Term SOFR + 1.50%(1)(2)	3,133,775
3,419,631	VOLT XCIII LLC 1.89%, 02/27/2051(1)(4)	3,176,675
2,614,022	VOLT XCIV LLC 2.24%, 02/27/2051(1)(4)	2,461,938
2,258,682	VOLT XCV LLC 2.24%, 03/27/2051(1)(4)	2,087,040
2,624,394	VOLT XCVII LLC 2.24%, 04/25/2051(1)(4)	2,375,859
2,100,458	Voya CLO Ltd. 6.56%, 01/18/2029, 3 mo. USD Term SOFR + 1.16%(1)(2)	2,095,329
6,536,643	Wellfleet CLO X Ltd. 6.85%, 07/20/2032, 3 mo. USD Term SOFR + 1.43%(1)(2)	6,463,315
	Wendy's Funding LLC
7,228,612	2.37%, 06/15/2051(1)	5,858,935
9,498,367	2.78%, 06/15/2051(1)	7,299,562
1,286,513	3.88%, 03/15/2048(1)	1,162,768
965,300	Wingstop Funding LLC 2.84%, 12/05/2050(1)	831,060
		226,571,650
	Whole Loan Collateral CMO - 7.0%
3,674,421	510 Asset-Backed Trust 2.12%, 06/25/2061(1)(4)	3,398,288
30,709	Adjustable Rate Mortgage Trust 5.98%, 11/25/2035, 1 mo. USD Term SOFR + 0.65%(2)	29,910
	Angel Oak Mortgage Trust
1,826,958	0.91%, 01/25/2066(1)(3)	1,452,408
4,012,709	0.95%, 07/25/2066(1)(3)	3,113,850
1,284,838	0.99%, 04/25/2053(1)(3)	1,153,010
1,642,385	0.99%, 04/25/2066(1)(3)	1,306,176
3,122,336	1.07%, 05/25/2066(1)(3)	2,533,990
6,009,040	1.46%, 09/25/2066(1)(3)	4,510,549
471,694	1.47%, 06/25/2065(1)(3)	429,629
2,888,846	1.82%, 11/25/2066(1)(3)	2,337,793
1,103,813	2.53%, 01/26/2065(1)(3)	994,780
	Banc of America Funding Trust
905,704	5.77%, 05/25/2037(3)	747,720
242,954	6.05%, 05/20/2047, 1 mo. USD Term SOFR + 0.71%(2)	215,323
35,730	6.35%, 01/25/2037(4)	30,148
683,654	Bear Stearns ALT-A Trust 5.94%, 01/25/2036, 1 mo. USD Term SOFR + 0.61%(2)	598,328
	Bear Stearns ARM Trust
96,156	6.04%, 02/25/2036(3)	82,532
141,540	7.67%, 10/25/2035, 1 yr. USD CMT + 2.30%(2)	129,382

The accompanying notes are an integral part of these financial statements.
153

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7% - (continued)
	Whole Loan Collateral CMO - 7.0% - (continued)
$ 235,979	Bear Stearns Mortgage Funding Trust 5.62%, 10/25/2036, 1 mo. USD Term SOFR + 0.29%(2)	$ 191,342
1,946,427	BINOM Securitization Trust 2.03%, 06/25/2056(1)(3)	1,600,111
	BRAVO Residential Funding Trust
1,073,829	0.94%, 02/25/2049(1)(3)	919,386
862,148	0.97%, 03/25/2060(1)(3)	775,058
809,818	Bunker Hill Loan Depositary Trust 1.72%, 02/25/2055(1)(3)	766,363
1,634,619	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	1,304,980
209,783	Chase Mortgage Finance Trust 4.09%, 12/25/2035(3)	189,901
	CHL Mortgage Pass-Through Trust
314,091	4.13%, 11/20/2035(3)	275,310
282,539	4.26%, 04/20/2036(3)	242,551
406,632	4.39%, 09/25/2047(3)	347,459
71,184	4.53%, 06/20/2035(3)	64,211
279,747	6.12%, 03/25/2035, 1 mo. USD Term SOFR + 0.79%(2)	247,609
	COLT Mortgage Loan Trust
739,191	0.80%, 07/27/2054(1)	620,225
2,867,717	0.91%, 06/25/2066(1)(3)	2,182,991
6,843,401	2.28%, 12/27/2066(1)(3)	5,703,586
1,097,520	4.30%, 03/25/2067(1)(3)	1,042,776
	Countrywide Alternative Loan Trust
189,163	5.75%, 05/25/2036	72,672
905,468	5.98%, 01/25/2036, 1 mo. USD Term SOFR + 0.65%(2)	778,075
161,674	6.00%, 05/25/2036	81,933
123,722	6.00%, 12/25/2036	49,055
255,117	6.08%, 11/25/2035, 1 mo. USD Term SOFR + 0.75%(2)	196,581
600,715	6.15%, 08/25/2035, 1 yr. USD MTA + 1.35%(2)	462,543
432,088	CSFB Mortgage-Backed Pass-Through Certificates 5.50%, 06/25/2035	305,949
	CSMC Trust
807,735	0.81%, 05/25/2065(1)(3)	665,638
1,948,959	0.83%, 03/25/2056(1)(3)	1,487,157
2,512,666	0.94%, 05/25/2066(1)(3)	1,903,064
3,431,883	1.18%, 02/25/2066(1)(3)	2,826,760
1,720,863	1.80%, 12/27/2060(1)(3)	1,519,064
3,123,560	1.84%, 10/25/2066(1)(3)	2,598,405
7,480,376	2.27%, 11/25/2066(1)(3)	6,066,820
1,164,481	3.25%, 04/25/2047(1)(3)	1,004,483
1,118,593	Deephaven Residential Mortgage Trust 0.90%, 04/25/2066(1)(3)	898,362
71,006	DSLA Mortgage Loan Trust 6.17%, 01/19/2045, 1 mo. USD Term SOFR + 0.83%(2)	52,540
	Ellington Financial Mortgage Trust
400,855	0.80%, 02/25/2066(1)(3)	322,185
1,122,531	0.93%, 06/25/2066(1)(3)	848,672
3,472,527	2.21%, 01/25/2067(1)(3)	2,854,938
	Federal National Mortgage Association Connecticut Avenue Securities
460,398	7.59%, 11/25/2039, 30 day USD SOFR Average + 2.26%(1)(2)	460,398
976,570	7.87%, 07/25/2042, 30 day USD SOFR Average + 2.55%(1)(2)	998,238
487,559	7.99%, 12/25/2030, 30 day USD SOFR Average + 2.66%(2)	499,722
4,060,000	8.02%, 07/25/2043, 30 day USD SOFR Average + 2.70%(1)(2)	4,093,106
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7% - (continued)
	Whole Loan Collateral CMO - 7.0% - (continued)
$ 2,105,000	8.42%, 06/25/2043, 30 day USD SOFR Average + 3.10%(1)(2)	$ 2,146,735
562,556	9.79%, 05/25/2029, 30 day USD SOFR Average + 4.46%(2)	590,511
	GCAT Trust
2,125,746	0.87%, 01/25/2066(1)(3)	1,652,618
2,327,984	1.04%, 05/25/2066(1)(3)	1,834,870
4,225,234	1.09%, 08/25/2066(1)(3)	3,197,525
2,178,528	1.92%, 08/25/2066(1)(3)	1,824,101
	GMACM Mortgage Loan Trust
43,794	3.28%, 04/19/2036(3)	32,794
178,832	4.01%, 09/19/2035(3)	148,489
	GSR Mortgage Loan Trust
470,749	3.98%, 01/25/2036(3)	416,637
80,145	4.65%, 10/25/2035(3)	42,782
1,570,293	5.74%, 01/25/2037, 1 mo. USD Term SOFR + 0.41%(2)	410,330
	HarborView Mortgage Loan Trust
395,777	5.83%, 01/19/2038, 1 mo. USD Term SOFR + 0.49%(2)	336,362
751,043	5.93%, 12/19/2036, 1 mo. USD Term SOFR + 0.59%(2)	688,077
7,357,445	Imperial Fund Mortgage Trust 3.64%, 03/25/2067(1)(4)	6,406,880
139,798	IndyMac INDA Mortgage Loan Trust 4.32%, 01/25/2036(3)	126,941
	IndyMac INDX Mortgage Loan Trust
273,276	3.55%, 03/25/2036(3)	191,989
874,669	3.67%, 04/25/2037(3)	534,887
	JP Morgan Mortgage Trust
123,934	3.97%, 05/25/2036(3)	98,076
46,131	4.50%, 04/25/2037(3)	33,100
89,060	5.49%, 09/25/2035(3)	81,394
	Legacy Mortgage Asset Trust
1,157,126	1.65%, 11/25/2060(1)(4)	1,007,968
1,651,842	1.75%, 04/25/2061(1)(4)	1,473,377
2,248,250	1.75%, 07/25/2061(1)(4)	1,994,440
2,879,596	7.25%, 11/25/2059(1)(4)	2,868,486
241,141	Lehman XS Trust 5.86%, 07/25/2046, 1 mo. USD Term SOFR + 0.53%(2)	213,141
2,856,021	LSTAR Securities Investment Ltd. 8.23%, 02/01/2026, 1 mo. USD Term SOFR + 2.91%(1)(2)	2,803,065
1,444,102	Luminent Mortgage Trust 5.82%, 05/25/2046, 1 mo. USD Term SOFR + 0.49%(2)	1,148,305
	MetLife Securitization Trust
558,076	3.00%, 04/25/2055(1)(3)	504,995
1,334,952	3.75%, 03/25/2057(1)(3)	1,213,167
	MFA Trust
282,672	1.01%, 01/26/2065(1)(3)	248,206
1,739,411	1.03%, 11/25/2064(1)(3)	1,381,992
1,216,475	1.15%, 04/25/2065(1)(3)	1,054,238
	Mill City Mortgage Loan Trust
488,054	2.75%, 01/25/2061(1)(3)	474,300
112,957	3.25%, 05/25/2062(1)(3)	108,944
	New Residential Mortgage Loan Trust
1,578,566	0.94%, 07/25/2055(1)(3)	1,322,738
1,049,291	0.94%, 10/25/2058(1)(3)	908,434
312,117	2.49%, 09/25/2059(1)(3)	281,158
1,343,687	3.50%, 12/25/2057(1)(3)	1,244,065
1,200,488	3.50%, 08/25/2059(1)(3)	1,081,159
1,014,703	3.75%, 11/26/2035(1)(3)	929,333
446,999	3.75%, 01/25/2054(1)(3)	409,557
21,831	3.75%, 05/25/2054(1)(3)	19,665
1,183,629	3.75%, 11/25/2056(1)(3)	1,065,077
2,584,719	3.75%, 11/25/2058(1)(3)	2,316,446

The accompanying notes are an integral part of these financial statements.
154

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7% - (continued)
	Whole Loan Collateral CMO - 7.0% - (continued)
$ 2,101,405	4.00%, 03/25/2057(1)(3)	$ 1,918,378
1,184,302	4.00%, 05/25/2057(1)(3)	1,065,413
1,735,622	4.00%, 08/27/2057(1)(3)	1,591,757
249,840	4.00%, 12/25/2057(1)(3)	230,331
1,445,457	6.19%, 01/25/2048, 1 mo. USD Term SOFR + 0.86%(1)(2)	1,397,755
1,081,317	6.94%, 06/25/2057, 1 mo. USD Term SOFR + 1.61%(1)(2)	1,071,598
4,939,901	NMLT Trust 1.19%, 05/25/2056(1)(3)	3,850,589
	OBX Trust
3,013,328	1.05%, 07/25/2061(1)(3)	2,166,750
3,256,268	1.07%, 02/25/2066(1)(3)	2,584,727
6,031,156	2.31%, 11/25/2061(1)(3)	4,908,458
182,783	6.09%, 06/25/2057, 1 mo. USD Term SOFR + 0.76%(1)(2)	172,669
1,414,279	PMT Credit Risk Transfer Trust 8.34%, 02/27/2024, 1 mo. USD Term SOFR + 3.01%(1)(2)	1,406,533
	Preston Ridge Partners Mortgage LLC
3,095,815	1.79%, 06/25/2026(1)(4)	2,797,102
2,641,300	1.79%, 07/25/2026(1)(4)	2,459,914
4,961,962	1.87%, 04/25/2026(1)(4)	4,621,089
4,262,106	1.87%, 08/25/2026(1)(4)	3,888,541
1,125,737	2.12%, 03/25/2026(1)(3)	1,077,562
781,050	2.36%, 11/25/2025(1)(4)	756,432
5,492,321	2.36%, 10/25/2026(1)(4)	5,118,668
453,610	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	399,262
	Residential Accredit Loans, Inc. Trust
501,306	6.00%, 12/25/2035	416,295
1,258,483	6.04%, 04/25/2036, 1 mo. USD Term SOFR + 0.71%(2)	1,047,697
275,758	Residential Funding Mtg Sec I Trust 4.15%, 08/25/2035(3)	126,778
1,032,080	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(3)	930,779
	Seasoned Credit Risk Transfer Trust
2,216,899	2.50%, 08/25/2059	1,708,350
1,899,810	3.50%, 11/25/2057	1,671,559
5,101,675	3.50%, 07/25/2058	4,416,070
1,040,838	3.50%, 08/25/2058	892,984
3,952,136	3.50%, 10/25/2058	3,288,932
2,411,342	STAR Trust 1.22%, 05/25/2065(1)(3)	2,076,842
	Starwood Mortgage Residential Trust
850,936	0.94%, 05/25/2065(1)(3)	747,281
4,659,919	1.92%, 11/25/2066(1)(3)	3,597,349
471,097	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	210,695
2,806,570	Toorak Mortgage Corp. Ltd. 2.24%, 06/25/2024(1)(4)	2,731,357
	Towd Point Mortgage Trust
7,316,731	2.92%, 11/30/2060(1)(3)	5,936,357
1,978,084	3.25%, 03/25/2058(1)(3)	1,887,544
1,001,679	Triangle Re Ltd. 7.22%, 02/25/2034, 30 day USD SOFR Average + 1.90%(1)(2)	1,002,790
	Verus Securitization Trust
576,276	0.82%, 10/25/2063(1)(3)	511,076
1,515,942	0.92%, 02/25/2064(1)(3)	1,282,254
2,079,956	0.94%, 07/25/2066(1)(3)	1,655,437
1,314,199	1.03%, 02/25/2066(1)(3)	1,077,384
569,734	1.50%, 05/25/2065(1)(4)	524,230
3,240,933	1.82%, 11/25/2066(1)(3)	2,619,888
4,594,539	2.72%, 01/25/2067(1)(4)	3,884,056
1,238,594	4.13%, 02/25/2067(1)(4)	1,094,237
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.7% - (continued)
	Whole Loan Collateral CMO - 7.0% - (continued)
	WaMu Mortgage Pass-Through Certificates Trust
$ 500,589	3.81%, 06/25/2037(3)	$ 418,901
254,543	5.68%, 10/25/2046, 1 yr. USD MTA + 0.88%(2)	204,402
166,731	5.78%, 07/25/2046, 1 yr. USD MTA + 0.98%(2)	137,868
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
348,912	5.63%, 11/25/2046, 1 yr. USD MTA + 0.83%(2)	275,508
610,667	6.00%, 07/25/2036, 1 mo. USD Term SOFR + 0.71%(2)	400,145
68,873	Wells Fargo Mortgage-Backed Securities Trust 6.18%, 09/25/2036(3)	63,474
		207,773,436
	Total Asset & Commercial Mortgage-Backed Securities (cost $733,937,506)	$ 670,682,751
CORPORATE BONDS - 28.4%
	Advertising - 0.1%
4,815,000	Lamar Media Corp. 3.63%, 01/15/2031	$ 3,891,069
	Aerospace/Defense - 0.2%
	Boeing Co.
1,610,000	5.04%, 05/01/2027	1,559,839
2,060,000	5.15%, 05/01/2030	1,933,372
1,260,000	Northrop Grumman Corp. 5.15%, 05/01/2040	1,109,346
1,030,000	RTX Corp. 5.15%, 02/27/2033	951,608
		5,554,165
	Agriculture - 0.5%
965,000	BAT Capital Corp. 6.34%, 08/02/2030	936,593
	Philip Morris International, Inc.
2,735,000	4.88%, 02/15/2028	2,629,441
2,170,000	5.13%, 11/17/2027	2,116,319
3,740,000	5.13%, 02/15/2030	3,528,382
1,740,000	5.38%, 02/15/2033	1,610,913
1,320,000	5.63%, 11/17/2029	1,292,568
2,090,000	5.63%, 09/07/2033	1,966,524
405,000	Reynolds American, Inc. 5.70%, 08/15/2035	347,888
		14,428,628
	Apparel - 0.2%
940,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)(6)	863,640
4,510,000	William Carter Co. 5.63%, 03/15/2027(1)	4,273,323
		5,136,963
	Beverages - 0.1%
	Bacardi Ltd./Bacardi-Martini BV
250,000	5.25%, 01/15/2029(1)	238,247
1,480,000	5.40%, 06/15/2033(1)	1,354,710
		1,592,957
	Biotechnology - 0.3%
	Amgen, Inc.
765,000	5.25%, 03/02/2030	735,449
4,575,000	5.25%, 03/02/2033	4,274,284
	Royalty Pharma PLC
3,605,000	2.15%, 09/02/2031	2,652,317
2,380,000	2.20%, 09/02/2030	1,819,971
250,000	3.30%, 09/02/2040	158,365
		9,640,386

The accompanying notes are an integral part of these financial statements.
155

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Chemicals - 0.2%
	Celanese U.S. Holdings LLC
$ 2,560,000	6.17%, 07/15/2027	$ 2,500,056
1,720,000	6.33%, 07/15/2029	1,658,879
1,665,000	6.55%, 11/15/2030	1,603,786
		5,762,721
	Commercial Banks - 7.1%
2,400,000	ABN AMRO Bank NV 6.34%, 09/18/2027, (6.34% fixed rate until 09/18/2026; 1 yr. USD CMT + 1.65% thereafter)(1)(7)	2,373,413
4,670,000	ANZ New Zealand International Ltd. 5.36%, 08/14/2028(1)	4,541,226
EUR 1,300,000	Banca Comerciala Romana SA 7.63%, 05/19/2027, (7.63% fixed rate until 05/19/2026; 3 mo. EURIBOR + 4.54% thereafter)(7)(8)	1,415,280
2,655,000	Banca Transilvania SA 8.88%, 04/27/2027, (8.88% fixed rate until 04/27/2026; 1 yr. EURIBOR ICE Swap + 5.58% thereafter)(7)(8)	2,893,534
	Bank of America Corp.
$ 1,510,000	1.90%, 07/23/2031, (1.90% fixed rate until 07/23/2030; 6 mo. USD SOFR + 1.53% thereafter)(7)	1,125,469
1,220,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 6 mo. USD SOFR + 1.37% thereafter)(7)	903,292
3,445,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.22% thereafter)(7)	2,546,742
480,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 6 mo. USD SOFR + 1.21% thereafter)(7)	360,198
2,630,000	2.59%, 04/29/2031, (2.59% fixed rate until 04/29/2030; 6 mo. USD SOFR + 2.15% thereafter)(7)	2,076,630
8,330,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.32% thereafter)(7)	6,399,555
6,725,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD Term SOFR + 1.44% thereafter)(7)	5,643,510
140,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD Term SOFR + 1.30% thereafter)(7)	124,700
1,420,000	4.38%, 04/27/2028, (4.38% fixed rate until 04/27/2027; 6 mo. USD SOFR + 1.58% thereafter)(7)	1,326,743
1,725,000	4.95%, 07/22/2028, (4.95% fixed rate until 07/22/2027; 6 mo. USD SOFR + 2.04% thereafter)(7)	1,638,317
3,375,000	5.20%, 04/25/2029, (5.20% fixed rate until 04/25/2028; 6 mo. USD SOFR + 1.63% thereafter)(7)	3,210,360
4,475,000	5.93%, 09/15/2027, (5.93% fixed rate until 09/15/2026; 6 mo. USD SOFR + 1.34% thereafter)(7)	4,431,004
6,015,000	Bank of Ireland Group PLC 6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 1 yr. USD CMT + 2.65% thereafter)(1)(7)	5,958,587
3,675,000	Bank of New York Mellon Corp. 6.32%, 10/25/2029, (6.32% fixed rate until 10/25/2028; 6 mo. USD SOFR + 1.60% thereafter)(6)(7)	3,705,944
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Commercial Banks - 7.1% - (continued)
$ 3,115,000	Barclays PLC 7.12%, 06/27/2034, (7.12% fixed rate until 06/27/2033; 6 mo. USD SOFR + 3.57% thereafter)(7)	$ 2,898,571
	BNP Paribas SA
730,000	2.16%, 09/15/2029, (2.16% fixed rate until 09/15/2028; 6 mo. USD SOFR + 1.22% thereafter)(1)(7)	593,855
1,595,000	5.13%, 01/13/2029, (5.13% fixed rate until 01/13/2028; 1 yr. USD CMT + 1.45% thereafter)(1)(7)	1,525,855
1,875,000	5.34%, 06/12/2029, (5.34% fixed rate until 06/12/2028; 1 yr. USD CMT + 1.50% thereafter)(1)(7)	1,801,071
	BPCE SA
4,700,000	6.71%, 10/19/2029, (6.71% fixed rate until 10/19/2028; 6 mo. USD SOFR + 2.27% thereafter)(1)(7)	4,636,163
5,310,000	7.00%, 10/19/2034, (7.00% fixed rate until 10/19/2033; 6 mo. USD SOFR + 2.59% thereafter)(1)(7)	5,168,922
1,295,000	Credit Agricole SA 6.32%, 10/03/2029, (6.32% fixed rate until 10/03/2028; 6 mo. USD SOFR + 1.86% thereafter)(1)(7)	1,273,350
	Danske Bank AS
1,435,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 1 yr. USD CMT + 1.35% thereafter)(1)(7)	1,307,140
1,685,000	5.38%, 01/12/2024(1)	1,680,116
	Deutsche Bank AG
695,000	2.13%, 11/24/2026, (2.13% fixed rate until 11/24/2025; 6 mo. USD SOFR + 1.87% thereafter)(7)	627,486
1,070,000	2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 6 mo. USD SOFR + 1.22% thereafter)(7)	925,330
400,000	3.74%, 01/07/2033, (3.74% fixed rate until 10/07/2031; 6 mo. USD SOFR + 2.26% thereafter)(7)	280,309
2,355,000	7.08%, 02/10/2034, (7.08% fixed rate until 11/10/2032; 6 mo. USD SOFR + 3.65% thereafter)(7)	2,078,639
	Goldman Sachs Group, Inc.
3,035,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.25% thereafter)(7)	2,257,291
6,525,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.28% thereafter)(7)	4,984,174
1,220,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD Term SOFR + 1.42% thereafter)(7)	1,096,461
3,020,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD Term SOFR + 1.56% thereafter)(7)	2,758,061
	HSBC Holdings PLC
2,300,000	2.21%, 08/17/2029, (2.21% fixed rate until 08/17/2028; 6 mo. USD SOFR + 1.29% thereafter)(7)	1,872,650
2,970,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD Term SOFR + 1.80% thereafter)(7)	2,707,611
1,035,000	4.76%, 03/29/2033, (4.76% fixed rate until 03/29/2032; 6 mo. USD SOFR + 2.53% thereafter)(7)	858,012

The accompanying notes are an integral part of these financial statements.
156

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Commercial Banks - 7.1% - (continued)
$ 7,860,000	5.40%, 08/11/2033, (5.40% fixed rate until 08/11/2032; 6 mo. USD SOFR + 2.87% thereafter)(7)	$ 7,078,006
2,850,000	5.89%, 08/14/2027, (5.89% fixed rate until 08/14/2026; 6 mo. USD SOFR + 1.57% thereafter)(7)	2,799,674
1,690,000	6.16%, 03/09/2029, (6.16% fixed rate until 03/09/2028; 6 mo. USD SOFR + 1.97% thereafter)(7)	1,656,204
3,250,000	6.55%, 06/20/2034, (6.55% fixed rate until 06/20/2033; 6 mo. USD SOFR + 2.98% thereafter)(7)	3,027,434
515,000	Huntington Bancshares, Inc. 6.21%, 08/21/2029, (6.21% fixed rate until 08/21/2028; 6 mo. USD SOFR + 2.02% thereafter)(7)	495,344
1,655,000	Huntington National Bank 5.65%, 01/10/2030	1,517,874
2,510,000	Intesa Sanpaolo SpA 6.63%, 06/20/2033(1)	2,305,488
	JP Morgan Chase & Co.
25,000	1.47%, 09/22/2027, (1.47% fixed rate until 09/22/2026; 6 mo. USD SOFR + 0.77% thereafter)(7)	21,777
470,000	1.76%, 11/19/2031, (1.76% fixed rate until 11/19/2030; 3 mo. USD Term SOFR + 1.11% thereafter)(7)	348,343
2,065,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 6 mo. USD SOFR + 1.18% thereafter)(7)	1,567,830
1,785,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD Term SOFR + 1.21% thereafter)(7)	1,602,424
2,290,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD Term SOFR + 1.42% thereafter)(7)	2,012,440
1,920,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD Term SOFR + 1.51% thereafter)(7)	1,830,034
1,285,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD Term SOFR + 1.38% thereafter)(7)	1,170,670
960,000	4.85%, 07/25/2028, (4.85% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.99% thereafter)(7)	915,811
2,545,000	5.30%, 07/24/2029, (5.30% fixed rate until 07/24/2028; 6 mo. USD SOFR + 1.45% thereafter)(7)	2,451,427
1,695,000	6.07%, 10/22/2027, (6.07% fixed rate until 10/22/2026; 6 mo. USD SOFR + 1.33% thereafter)(7)	1,692,527
1,740,000	6.09%, 10/23/2029, (6.09% fixed rate until 10/23/2028; 6 mo. USD SOFR + 1.57% thereafter)(7)	1,730,422
	M&T Bank Corp.
3,947,000	5.05%, 01/27/2034, (5.05% fixed rate until 01/27/2033; 6 mo. USD SOFR + 1.85% thereafter)(7)	3,299,716
2,350,000	7.41%, 10/30/2029, (7.41% fixed rate until 10/30/2028; 6 mo. USD SOFR + 2.80% thereafter)(7)	2,357,800
2,620,000	Manufacturers & Traders Trust Co. 4.70%, 01/27/2028	2,375,305
EUR 2,600,000	mBank SA 0.97%, 09/21/2027, (0.97% fixed rate until 09/21/2026; 3 mo. EURIBOR + 1.25% thereafter)(7)(8)	2,239,914
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Commercial Banks - 7.1% - (continued)
	Morgan Stanley
$ 5,915,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 6 mo. USD SOFR + 1.03% thereafter)(7)	$ 4,287,073
3,065,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 6 mo. USD SOFR + 1.02% thereafter)(7)	2,226,336
2,005,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 6 mo. USD SOFR + 1.14% thereafter)(7)	1,613,246
530,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD Term SOFR + 1.89% thereafter)(7)	482,829
1,060,000	5.12%, 02/01/2029, (5.12% fixed rate until 02/01/2028; 6 mo. USD SOFR + 1.73% thereafter)(7)	1,009,661
4,240,000	5.16%, 04/20/2029, (5.16% fixed rate until 04/20/2028; 6 mo. USD SOFR + 1.59% thereafter)(7)	4,035,965
755,000	5.45%, 07/20/2029, (5.45% fixed rate until 07/20/2028; 2 mo. USD SOFR + 1.63% thereafter)(7)	726,610
7,960,000	6.41%, 11/01/2029, (6.41% fixed rate until 11/01/2028; 6 mo. USD SOFR + 1.83% thereafter)(7)	7,952,145
	OTP Bank Nyrt
EUR 2,640,000	7.35%, 03/04/2026, (7.35% fixed rate until 03/04/2025; 3 mo. EURIBOR + 4.52% thereafter)(7)(8)	2,840,034
$ 1,525,000	7.50%, 05/25/2027, (7.50% fixed rate until 05/25/2026; 1 yr. USD CMT + 3.71% thereafter)(7)(8)	1,528,508
	PNC Financial Services Group, Inc.
1,025,000	5.07%, 01/24/2034, (5.07% fixed rate until 01/24/2033; 6 mo. USD SOFR + 1.93% thereafter)(7)	903,838
850,000	6.88%, 10/20/2034, (6.88% fixed rate until 10/20/2033; 6 mo. USD SOFR + 2.28% thereafter)(7)	850,800
7,845,000	Societe Generale SA 6.22%, 06/15/2033, (6.22% fixed rate until 06/15/2032; 1 yr. USD CMT + 3.20% thereafter)(1)(7)	6,923,082
	Standard Chartered PLC
1,590,000	6.30%, 07/06/2034, (6.30% fixed rate until 07/06/2033; 1 yr. USD CMT + 2.58% thereafter)(1)(7)	1,482,722
1,415,000	7.77%, 11/16/2028, (7.77% fixed rate until 11/16/2027; 1 yr. USD CMT + 3.45% thereafter)(1)(7)	1,461,171
	UBS Group AG
1,265,000	2.10%, 02/11/2032, (2.10% fixed rate until 02/11/2031; 1 yr. USD CMT + 1.00% thereafter)(1)(7)	915,440
1,765,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 6 mo. USD SOFR + 1.73% thereafter)(1)(7)	1,360,805
1,595,000	4.75%, 05/12/2028, (4.75% fixed rate until 05/12/2027; 1 yr. USD CMT + 1.75% thereafter)(1)(7)	1,497,894
450,000	5.71%, 01/12/2027, (5.71% fixed rate until 01/12/2026; 1 yr. USD CMT + 1.55% thereafter)(1)(7)	442,621
3,320,000	6.25%, 09/22/2029, (6.25% fixed rate until 09/22/2028; 1 yr. USD CMT + 1.80% thereafter)(1)(7)	3,254,730

The accompanying notes are an integral part of these financial statements.
157

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Commercial Banks - 7.1% - (continued)
$ 1,265,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 6 mo. USD SOFR + 3.70% thereafter)(1)(7)	$ 1,252,296
5,175,000	6.54%, 08/12/2033, (6.54% fixed rate until 08/12/2032; 6 mo. USD SOFR + 3.92% thereafter)(1)(7)	4,981,399
	Wells Fargo & Co.
3,215,000	2.57%, 02/11/2031, (2.57% fixed rate until 02/11/2030; 3 mo. USD Term SOFR + 1.26% thereafter)(7)	2,550,537
2,110,000	2.88%, 10/30/2030, (2.88% fixed rate until 10/30/2029; 3 mo. USD Term SOFR + 1.43% thereafter)(7)	1,726,618
5,913,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 6 mo. USD SOFR + 1.50% thereafter)(7)	4,668,022
315,000	4.81%, 07/25/2028, (4.81% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.98% thereafter)(7)	298,118
2,070,000	4.90%, 07/25/2033, (4.90% fixed rate until 07/25/2032; 6 mo. USD SOFR + 2.10% thereafter)(7)	1,823,573
1,140,000	5.39%, 04/24/2034, (5.39% fixed rate until 04/24/2033; 6 mo. USD SOFR + 2.02% thereafter)(7)	1,034,368
7,750,000	5.57%, 07/25/2029, (5.57% fixed rate until 07/25/2028; 2 mo. USD SOFR + 1.74% thereafter)(7)	7,468,735
1,100,000	6.49%, 10/23/2034, (6.49% fixed rate until 10/23/2033; 6 mo. USD SOFR + 2.06% thereafter)(7)	1,082,811
		209,184,022
	Commercial Services - 0.9%
	Ashtead Capital, Inc.
1,550,000	4.00%, 05/01/2028(1)	1,386,217
5,335,000	4.38%, 08/15/2027(1)	4,941,882
2,280,000	5.50%, 08/11/2032(1)	2,044,440
340,000	5.55%, 05/30/2033(1)	305,354
450,000	5.95%, 10/15/2033(1)	411,671
3,991,000	Gartner, Inc. 4.50%, 07/01/2028(1)	3,592,198
	Howard University
2,000,000	2.70%, 10/01/2029	1,673,771
1,205,000	3.48%, 10/01/2041	797,847
	Service Corp. International
7,045,000	3.38%, 08/15/2030	5,643,644
4,657,000	5.13%, 06/01/2029	4,261,155
750,000	United Rentals North America, Inc. 4.88%, 01/15/2028	693,679
		25,751,858
	Construction Materials - 0.3%
4,890,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	4,250,340
	Standard Industries, Inc.
640,000	3.38%, 01/15/2031(1)	484,408
4,965,000	4.38%, 07/15/2030(1)	4,057,839
		8,792,587
	Distribution/Wholesale - 0.0%
1,245,000	LKQ Corp. 5.75%, 06/15/2028	1,206,808
	Diversified Financial Services - 0.9%
3,645,000	American Express Co. 6.34%, 10/30/2026, (6.34% fixed rate until 10/30/2025; 6 mo. USD SOFR + 1.33% thereafter)(7)	3,655,534
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Diversified Financial Services - 0.9% - (continued)
	Capital One Financial Corp.
$ 2,250,000	3.27%, 03/01/2030, (3.27% fixed rate until 03/01/2029; 6 mo. USD SOFR + 1.79% thereafter)(7)	$ 1,846,178
2,025,000	5.25%, 07/26/2030, (5.25% fixed rate until 07/26/2029; 6 mo. USD SOFR + 2.60% thereafter)(7)	1,820,517
2,025,000	5.47%, 02/01/2029, (5.47% fixed rate until 02/01/2028; 6 mo. USD SOFR + 2.08% thereafter)(7)	1,884,871
1,130,000	5.82%, 02/01/2034, (5.82% fixed rate until 02/01/2033; 6 mo. USD SOFR + 2.60% thereafter)(7)	995,353
2,190,000	6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(7)	2,097,857
1,850,000	6.38%, 06/08/2034, (6.38% fixed rate until 06/08/2033; 6 mo. USD SOFR + 2.86% thereafter)(7)	1,692,360
1,190,000	7.62%, 10/30/2031, (7.62% fixed rate until 10/30/2030; 6 mo. USD SOFR + 3.07% thereafter)(7)	1,190,871
1,215,000	Discover Financial Services 7.96%, 11/02/2034, (7.96% fixed rate until 11/02/2033; 6 mo. USD SOFR + 3.37% thereafter)(7)	1,210,657
4,500,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(1)	4,315,459
665,000	Intercontinental Exchange, Inc. 4.35%, 06/15/2029	613,894
	Nasdaq, Inc.
1,010,000	5.35%, 06/28/2028(6)	984,014
1,420,000	5.55%, 02/15/2034	1,318,406
390,000	OneMain Finance Corp. 6.13%, 03/15/2024	388,990
	Synchrony Financial
1,260,000	2.88%, 10/28/2031	856,967
1,850,000	7.25%, 02/02/2033	1,571,769
		26,443,697
	Electric - 3.7%
1,228,000	AES Corp. 3.30%, 07/15/2025(1)	1,160,264
	Alabama Power Co.
2,120,000	3.45%, 10/01/2049	1,342,242
1,335,000	4.15%, 08/15/2044	977,906
	Arizona Public Service Co.
815,000	5.55%, 08/01/2033	767,336
390,000	6.35%, 12/15/2032	389,679
	Berkshire Hathaway Energy Co.
865,000	1.65%, 05/15/2031	632,252
1,585,000	4.60%, 05/01/2053	1,182,097
	Cleco Corporate Holdings LLC
1,595,000	3.38%, 09/15/2029	1,318,425
70,000	4.97%, 05/01/2046(4)	50,929
1,500,000	Consolidated Edison Co. of New York, Inc. 3.20%, 12/01/2051	883,085
	Dominion Energy, Inc.
927,000	3.38%, 04/01/2030	780,827
6,506,000	5.38%, 11/15/2032	6,037,296
115,000	6.30%, 03/15/2033	112,218
575,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	440,034
	Duke Energy Corp.
4,635,000	2.55%, 06/15/2031	3,579,591
2,000,000	2.65%, 09/01/2026	1,832,863
1,095,000	3.75%, 09/01/2046	717,310
1,840,000	4.50%, 08/15/2032	1,610,949

The accompanying notes are an integral part of these financial statements.
158

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Electric - 3.7% - (continued)
$ 895,000	5.00%, 08/15/2052	$ 700,476
	Duke Energy Indiana LLC
525,000	2.75%, 04/01/2050	284,135
1,215,000	3.25%, 10/01/2049	731,296
	Duke Energy Progress LLC
825,000	4.00%, 04/01/2052	568,995
1,035,000	4.38%, 03/30/2044	787,965
	Edison International
590,000	4.13%, 03/15/2028	536,951
1,985,000	5.25%, 11/15/2028	1,886,009
4,465,000	6.95%, 11/15/2029	4,542,016
1,287,000	Emera, Inc. 6.75%, 06/15/2076	1,210,229
1,780,000	Enel Finance International NV 5.00%, 06/15/2032(1)	1,567,404
305,000	Evergy Metro, Inc. 2.25%, 06/01/2030	242,491
	Evergy, Inc.
710,000	2.45%, 09/15/2024	687,529
1,380,000	2.90%, 09/15/2029	1,159,089
	Eversource Energy
3,815,000	5.13%, 05/15/2033	3,455,783
640,000	5.45%, 03/01/2028	625,097
	Georgia Power Co.
410,000	4.30%, 03/15/2042	315,209
1,555,000	4.70%, 05/15/2032	1,410,968
1,240,000	4.95%, 05/17/2033	1,134,323
1,180,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	1,032,500
1,230,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,199,089
1,125,000	Monongahela Power Co. 5.85%, 02/15/2034(1)	1,074,270
515,000	National Grid PLC 5.60%, 06/12/2028	503,050
1,425,000	National Rural Utilities Cooperative Finance Corp. 5.80%, 01/15/2033	1,381,003
	NextEra Energy Capital Holdings, Inc.
2,130,000	1.88%, 01/15/2027	1,871,508
2,645,000	2.25%, 06/01/2030	2,064,568
3,970,000	4.63%, 07/15/2027	3,785,202
890,000	5.00%, 02/28/2030	832,397
1,665,000	5.00%, 07/15/2032	1,516,098
1,895,000	NRG Energy, Inc. 2.45%, 12/02/2027(1)	1,598,652
1,100,000	Oglethorpe Power Corp. 4.50%, 04/01/2047	794,960
1,265,000	Ohio Edison Co. 5.50%, 01/15/2033(1)	1,178,699
	Pacific Gas & Electric Co.
4,985,000	2.50%, 02/01/2031	3,701,486
120,000	3.50%, 08/01/2050	67,267
530,000	4.40%, 03/01/2032	436,610
3,380,000	4.55%, 07/01/2030	2,929,342
1,613,000	4.95%, 07/01/2050	1,132,524
820,000	5.25%, 03/01/2052	597,267
2,385,000	5.90%, 06/15/2032	2,179,737
5,945,000	6.10%, 01/15/2029	5,722,784
2,715,000	6.15%, 01/15/2033	2,503,987
5,405,000	6.40%, 06/15/2033	5,082,797
580,000	PPL Capital Funding, Inc. 4.13%, 04/15/2030	513,689
	Puget Energy, Inc.
1,835,000	2.38%, 06/15/2028	1,554,948
1,925,000	3.65%, 05/15/2025	1,847,545
1,500,000	4.10%, 06/15/2030	1,283,399
612,000	4.22%, 03/15/2032	510,305
2,290,000	Sempra 5.40%, 08/01/2026	2,257,381
	Southern California Edison Co.
935,000	5.30%, 03/01/2028	914,540
770,000	5.85%, 11/01/2027	770,097
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Electric - 3.7% - (continued)
	Southern Co.
$ 995,000	3.25%, 07/01/2026	$ 929,934
135,000	3.70%, 04/30/2030	117,264
3,010,000	5.20%, 06/15/2033	2,772,831
880,000	5.70%, 03/15/2034	839,065
2,205,000	Southwestern Electric Power Co. 5.30%, 04/01/2033	2,035,402
370,000	Union Electric Co. 4.00%, 04/01/2048	257,310
	Virginia Electric & Power Co.
620,000	2.45%, 12/15/2050	313,864
1,980,000	5.00%, 04/01/2033	1,808,139
1,085,000	Xcel Energy, Inc. 4.60%, 06/01/2032	960,955
		108,533,733
	Energy-Alternate Sources - 0.2%
4,075,000	Energo-Pro AS 8.50%, 02/04/2027(1)	3,855,928
1,495,000	FS Luxembourg SARL 10.00%, 12/15/2025(1)	1,526,438
2,467,150	Greenko Power II Ltd. 4.30%, 12/13/2028(8)	2,067,604
		7,449,970
	Engineering & Construction - 0.2%
2,405,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	1,769,070
	International Airport Finance SA
3,483,653	12.00%, 03/15/2033(1)	3,331,714
606,271	12.00%, 03/15/2033(8)	579,828
		5,680,612
	Entertainment - 0.4%
	Warnermedia Holdings, Inc.
2,935,000	4.28%, 03/15/2032	2,440,076
180,000	5.05%, 03/15/2042	134,022
2,740,000	5.14%, 03/15/2052	1,947,117
660,000	5.39%, 03/15/2062	464,918
	WMG Acquisition Corp.
1,135,000	3.00%, 02/15/2031(1)	881,092
1,690,000	3.75%, 12/01/2029(1)	1,412,654
6,310,000	3.88%, 07/15/2030(1)	5,241,132
		12,521,011
	Environmental Control - 0.3%
7,645,000	Clean Harbors, Inc. 4.88%, 07/15/2027(1)	7,115,867
2,005,000	Veralto Corp. 5.35%, 09/18/2028(1)	1,940,683
		9,056,550
	Food - 0.2%
1,648,000	Conagra Brands, Inc. 4.85%, 11/01/2028	1,549,236
600,000	General Mills, Inc. 4.95%, 03/29/2033	546,083
2,095,000	Minerva Luxembourg SA 8.88%, 09/13/2033(1)	2,056,138
2,745,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	2,720,140
		6,871,597
	Gas - 0.5%
635,000	Atmos Energy Corp. 5.90%, 11/15/2033	626,938
2,500,000	Brooklyn Union Gas Co. 6.39%, 09/15/2033(1)	2,391,600
1,920,000	KeySpan Gas East Corp. 5.99%, 03/06/2033(1)	1,809,150
	NiSource, Inc.
345,000	3.49%, 05/15/2027	317,614
3,243,000	3.60%, 05/01/2030	2,780,333
1,180,000	5.25%, 03/30/2028	1,146,191
1,645,000	5.40%, 06/30/2033	1,534,081
995,000	Piedmont Natural Gas Co., Inc. 5.40%, 06/15/2033	926,219

The accompanying notes are an integral part of these financial statements.
159

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Gas - 0.5% - (continued)
$ 1,830,000	Southern California Gas Co. 5.20%, 06/01/2033	$ 1,694,615
490,000	Southern Co. Gas Capital Corp. 5.75%, 09/15/2033	467,430
1,380,000	Southwest Gas Corp. 2.20%, 06/15/2030	1,070,775
		14,764,946
	Hand/Machine Tools - 0.2%
	Regal Rexnord Corp.
4,250,000	6.05%, 04/15/2028(1)	4,069,903
2,035,000	6.30%, 02/15/2030(1)	1,919,196
		5,989,099
	Healthcare - Products - 0.5%
	Alcon Finance Corp.
2,130,000	2.75%, 09/23/2026(1)	1,949,056
540,000	3.00%, 09/23/2029(1)	458,747
745,000	5.38%, 12/06/2032(1)	699,515
805,000	5.75%, 12/06/2052(1)	730,138
4,835,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	4,305,561
1,135,000	GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	1,109,975
	Haleon U.S. Capital LLC
1,710,000	3.38%, 03/24/2029	1,512,196
415,000	3.63%, 03/24/2032	346,320
4,133,000	Hologic, Inc. 4.63%, 02/01/2028(1)	3,757,516
		14,869,024
	Healthcare - Services - 0.5%
	Centene Corp.
1,375,000	2.45%, 07/15/2028	1,155,413
75,000	4.25%, 12/15/2027	68,932
8,035,000	4.63%, 12/15/2029	7,183,933
520,000	CommonSpirit Health 3.35%, 10/01/2029	446,517
1,665,000	Humana, Inc. 3.70%, 03/23/2029	1,506,745
	Kaiser Foundation Hospitals
605,000	2.81%, 06/01/2041	391,011
1,515,000	3.00%, 06/01/2051	896,244
325,000	Sutter Health 3.36%, 08/15/2050	202,730
	UnitedHealth Group, Inc.
1,645,000	2.75%, 05/15/2040	1,070,316
590,000	3.50%, 08/15/2039	435,146
385,000	4.95%, 05/15/2062	314,784
650,000	5.35%, 02/15/2033	626,083
430,000	6.05%, 02/15/2063	412,543
		14,710,397
	Home Builders - 0.1%
	Taylor Morrison Communities, Inc.
760,000	5.13%, 08/01/2030(1)	638,723
3,847,000	5.75%, 01/15/2028(1)	3,491,394
		4,130,117
	Household Products - 0.0%
1,480,000	Kenvue, Inc. 5.05%, 03/22/2053	1,279,069
	Insurance - 0.5%
895,000	Aon Corp./Aon Global Holdings PLC 5.35%, 02/28/2033	835,947
	Athene Global Funding
3,995,000	2.65%, 10/04/2031(1)	2,942,247
4,330,000	2.72%, 01/07/2029(1)	3,541,675
	Corebridge Financial, Inc.
715,000	3.85%, 04/05/2029	632,223
485,000	6.05%, 09/15/2033(1)	456,205
4,285,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	3,545,899
790,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	674,978
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Insurance - 0.5% - (continued)
$ 1,375,000	Metropolitan Life Global Funding I 5.15%, 03/28/2033(1)	$ 1,261,118
795,000	Willis North America, Inc. 3.60%, 05/15/2024	783,723
		14,674,015
	Internet - 0.5%
	Gen Digital, Inc.
4,065,000	5.00%, 04/15/2025(1)	3,935,489
3,970,000	6.75%, 09/30/2027(1)	3,864,800
	Go Daddy Operating Co. LLC/GD Finance Co., Inc.
1,070,000	3.50%, 03/01/2029(1)	889,438
6,567,000	5.25%, 12/01/2027(1)	6,198,460
		14,888,187
	IT Services - 0.2%
7,491,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	6,671,709
	Machinery-Diversified - 0.1%
755,000	Ingersoll Rand, Inc. 5.70%, 08/14/2033	714,869
1,985,000	Otis Worldwide Corp. 2.57%, 02/15/2030	1,617,094
		2,331,963
	Media - 1.1%
	Charter Communications Operating LLC/Charter Communications Operating Capital
713,000	3.50%, 03/01/2042	423,069
575,000	5.05%, 03/30/2029	532,405
1,700,000	5.13%, 07/01/2049	1,182,599
3,427,000	6.48%, 10/23/2045	2,891,684
1,060,000	6.83%, 10/23/2055	899,133
	Comcast Corp.
2,116,000	2.94%, 11/01/2056	1,129,869
295,000	3.20%, 07/15/2036	218,380
	Cox Communications, Inc.
1,725,000	2.60%, 06/15/2031(1)	1,324,957
662,000	3.15%, 08/15/2024(1)	646,365
	Discovery Communications LLC
1,245,000	3.63%, 05/15/2030	1,038,638
1,395,000	4.00%, 09/15/2055	803,025
281,000	4.13%, 05/15/2029	247,528
1,233,000	5.20%, 09/20/2047	887,515
2,781,000	5.30%, 05/15/2049	2,014,395
655,000	6.35%, 06/01/2040	570,479
	Paramount Global
1,885,000	4.20%, 05/19/2032(6)	1,459,130
1,190,000	4.38%, 03/15/2043	717,200
3,710,000	4.95%, 01/15/2031(6)	3,103,561
2,250,000	5.25%, 04/01/2044	1,468,826
	Sirius XM Radio, Inc.
3,860,000	3.13%, 09/01/2026(1)	3,461,532
2,440,000	4.00%, 07/15/2028(1)	2,072,624
620,000	4.13%, 07/01/2030(1)	490,606
1,910,000	Time Warner Cable Enterprises LLC 8.38%, 07/15/2033	1,997,184
2,482,000	Time Warner Cable LLC 4.50%, 09/15/2042	1,637,360
		31,218,064
	Mining - 0.5%
	Anglo American Capital PLC
4,185,000	2.63%, 09/10/2030(1)	3,281,063
370,000	2.88%, 03/17/2031(1)(6)	287,482
	Corp. Nacional del Cobre de Chile
785,000	3.70%, 01/30/2050(1)	460,696
3,785,000	5.95%, 01/08/2034(1)	3,512,621

The accompanying notes are an integral part of these financial statements.
160

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Mining - 0.5% - (continued)
$ 1,205,000	FMG Resources August 2006 Pty. Ltd. 4.38%, 04/01/2031(1)	$ 971,300
	Glencore Funding LLC
705,000	2.85%, 04/27/2031(1)	548,351
1,845,000	5.70%, 05/08/2033(1)	1,715,611
3,315,000	6.38%, 10/06/2030(1)	3,251,980
		14,029,104
	Office/Business Equipment - 0.3%
	CDW LLC/CDW Finance Corp.
470,000	2.67%, 12/01/2026	420,410
8,926,000	3.25%, 02/15/2029	7,535,872
		7,956,282
	Oil & Gas - 1.6%
	Aker BP ASA
2,018,000	2.00%, 07/15/2026(1)	1,804,919
680,000	3.10%, 07/15/2031(1)	534,736
1,905,000	5.60%, 06/13/2028(1)	1,851,185
2,130,000	6.00%, 06/13/2033(1)	2,010,711
	BP Capital Markets America, Inc.
271,000	2.94%, 06/04/2051	157,132
3,260,000	4.81%, 02/13/2033	2,986,136
2,160,000	4.89%, 09/11/2033	1,982,346
	ConocoPhillips Co.
495,000	4.03%, 03/15/2062	336,558
1,790,000	5.05%, 09/15/2033	1,671,676
1,410,000	5.70%, 09/15/2063	1,266,983
	Continental Resources, Inc.
95,000	4.38%, 01/15/2028	87,569
880,000	5.75%, 01/15/2031(1)	817,451
	Ecopetrol SA
1,764,000	4.63%, 11/02/2031	1,324,968
5,070,000	8.63%, 01/19/2029	5,054,644
1,200,000	8.88%, 01/13/2033	1,152,090
	Energian Israel Finance Ltd.
1,030,000	4.88%, 03/30/2026(8)	906,400
1,180,000	5.88%, 03/30/2031(8)	940,838
1,325,000	8.50%, 09/30/2033(8)	1,154,406
	Equinor ASA
890,000	3.63%, 04/06/2040	662,248
930,000	3.70%, 04/06/2050	647,941
	Hess Corp.
276,000	7.13%, 03/15/2033	297,773
1,325,000	7.30%, 08/15/2031	1,432,624
	Leviathan Bond Ltd.
3,025,000	6.50%, 06/30/2027(8)	2,653,439
425,000	6.75%, 06/30/2030(1)(8)	359,386
1,035,000	Marathon Oil Corp. 6.60%, 10/01/2037	991,904
	Occidental Petroleum Corp.
842,000	6.45%, 09/15/2036	817,885
1,945,000	6.63%, 09/01/2030	1,950,944
	Ovintiv, Inc.
530,000	6.50%, 08/15/2034	508,171
1,365,000	6.63%, 08/15/2037	1,282,237
	Patterson-UTI Energy, Inc.
2,235,000	5.15%, 11/15/2029	1,997,440
265,000	7.15%, 10/01/2033	259,088
	Shell International Finance BV
640,000	2.88%, 11/26/2041	415,786
955,000	3.00%, 11/26/2051	567,227
1,035,000	3.25%, 04/06/2050	657,144
1,845,000	Var Energi ASA 7.50%, 01/15/2028(1)	1,887,755
3,306,000	Viper Energy Partners LP 5.38%, 11/01/2027(1)	3,133,261
		46,563,001
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Packaging & Containers - 0.4%
	Ball Corp.
$ 1,900,000	4.00%, 11/15/2023	$ 1,895,282
10,760,000	6.00%, 06/15/2029	10,292,212
		12,187,494
	Pharmaceuticals - 0.1%
	CVS Health Corp.
1,105,000	4.13%, 04/01/2040	822,017
1,285,000	5.13%, 02/21/2030	1,215,296
810,000	5.25%, 01/30/2031	763,355
		2,800,668
	Pipelines - 1.5%
1,090,000	Cheniere Energy Partners LP 4.50%, 10/01/2029	975,616
1,560,000	Columbia Pipelines Holding Co. LLC 6.04%, 08/15/2028(1)	1,533,745
	Columbia Pipelines Operating Co. LLC
305,000	5.93%, 08/15/2030(1)	294,882
2,135,000	6.04%, 11/15/2033(1)	2,031,256
535,000	6.54%, 11/15/2053(1)	494,664
1,335,000	EIG Pearl Holdings SARL 3.55%, 08/31/2036(1)	1,041,300
	Enbridge, Inc.
4,390,000	5.70%, 03/08/2033	4,112,309
2,675,000	8.50%, 01/15/2084, (8.50% fixed rate until 01/15/2033; 5 yr. USD CMT + 4.43% thereafter)(7)	2,569,791
	Energy Transfer LP
585,000	4.00%, 10/01/2027	538,858
1,040,000	5.25%, 04/15/2029	987,927
1,535,000	6.05%, 12/01/2026	1,531,821
530,000	6.10%, 12/01/2028	523,550
340,000	6.25%, 04/15/2049	300,537
3,417,000	6.40%, 12/01/2030	3,380,395
	EQM Midstream Partners LP
135,000	5.50%, 07/15/2028	125,210
145,000	6.50%, 07/01/2027(1)	140,934
1,426,741	Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040(1)	1,052,761
	Greensaif Pipelines Bidco SARL
4,890,000	6.13%, 02/23/2038(1)	4,552,372
2,550,000	6.51%, 02/23/2042(1)	2,377,345
	MPLX LP
420,000	1.75%, 03/01/2026	381,062
1,695,000	4.95%, 09/01/2032	1,507,889
	ONEOK, Inc.
370,000	3.10%, 03/15/2030	305,735
1,510,000	3.40%, 09/01/2029	1,293,319
550,000	4.35%, 03/15/2029	499,953
1,220,000	6.10%, 11/15/2032	1,178,081
990,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	889,471
	Targa Resources Corp.
255,000	6.13%, 03/15/2033	244,693
1,360,000	6.25%, 07/01/2052	1,195,543
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
1,065,000	4.00%, 01/15/2032	873,374
320,000	4.88%, 02/01/2031	282,192
856,000	Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030	718,098
	Western Midstream Operating LP
1,015,000	4.75%, 08/15/2028	944,170
1,715,000	6.15%, 04/01/2033	1,622,243

The accompanying notes are an integral part of these financial statements.
161

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Pipelines - 1.5% - (continued)
	Williams Cos., Inc.
$ 2,305,000	4.65%, 08/15/2032	$ 2,035,007
1,255,000	5.65%, 03/15/2033	1,186,541
		43,722,644
	Real Estate Investment Trusts - 0.7%
	American Tower Corp.
665,000	2.70%, 04/15/2031	515,092
1,965,000	3.80%, 08/15/2029	1,721,383
1,680,000	5.80%, 11/15/2028	1,642,830
	Crown Castle, Inc.
1,580,000	2.90%, 03/15/2027	1,418,651
210,000	3.80%, 02/15/2028	189,486
4,965,000	4.80%, 09/01/2028	4,641,725
535,000	5.00%, 01/11/2028	508,134
1,860,000	Equinix, Inc. 3.20%, 11/18/2029	1,572,778
	GLP Capital LP/GLP Financing II, Inc.
625,000	3.25%, 01/15/2032	472,785
720,000	4.00%, 01/15/2031	585,785
2,155,000	5.30%, 01/15/2029	1,968,773
1,155,000	5.75%, 06/01/2028	1,082,677
2,245,000	SBA Tower Trust 2.84%, 01/15/2050(1)	2,143,591
3,751,000	VICI Properties LP 4.95%, 02/15/2030	3,343,941
		21,807,631
	Retail - 0.7%
	AutoZone, Inc.
1,225,000	4.75%, 08/01/2032	1,088,649
500,000	4.75%, 02/01/2033	442,005
1,180,000	6.55%, 11/01/2033	1,186,228
	FirstCash, Inc.
4,533,000	4.63%, 09/01/2028(1)	3,975,910
3,955,000	5.63%, 01/01/2030(1)	3,520,676
	Gap, Inc.
3,041,000	3.63%, 10/01/2029(1)	2,324,066
5,679,000	3.88%, 10/01/2031(1)	4,076,939
2,965,000	O'Reilly Automotive, Inc. 4.70%, 06/15/2032	2,660,995
		19,275,468
	Semiconductors - 0.3%
3,715,000	Broadcom, Inc. 4.00%, 04/15/2029(1)	3,320,397
	Intel Corp.
1,095,000	3.10%, 02/15/2060	595,914
360,000	5.70%, 02/10/2053	323,951
885,000	5.90%, 02/10/2063	803,894
	Marvell Technology, Inc.
2,740,000	2.45%, 04/15/2028	2,345,976
400,000	2.95%, 04/15/2031	316,367
645,000	5.95%, 09/15/2033	613,151
345,000	NXP BV/NXP Funding LLC 5.55%, 12/01/2028	333,107
40,000	NXP BV/NXP Funding LLC/NXP USA, Inc. 3.15%, 05/01/2027	36,219
1,610,000	Qorvo, Inc. 3.38%, 04/01/2031(1)	1,248,533
		9,937,509
	Software - 1.2%
7,110,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	6,319,084
5,909,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	5,261,621
	MSCI, Inc.
2,876,000	3.63%, 11/01/2031(1)	2,286,576
999,000	3.88%, 02/15/2031(1)	825,245
1,100,000	4.00%, 11/15/2029(1)	947,296
	Open Text Corp.
440,000	3.88%, 02/15/2028(1)	380,667
5,470,000	3.88%, 12/01/2029(1)	4,473,688
4,375,000	6.90%, 12/01/2027(1)	4,353,580
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Software - 1.2% - (continued)
$ 310,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	$ 243,171
	Oracle Corp.
820,000	2.30%, 03/25/2028	704,739
690,000	2.95%, 04/01/2030	572,685
4,595,000	3.85%, 04/01/2060	2,777,958
40,000	4.00%, 07/15/2046	27,014
780,000	4.00%, 11/15/2047	522,166
900,000	4.10%, 03/25/2061	568,424
105,000	4.13%, 05/15/2045	72,947
2,070,000	6.15%, 11/09/2029	2,078,034
4,480,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	4,207,489
		36,622,384
	Telecommunications - 0.7%
	AT&T, Inc.
3,145,000	2.55%, 12/01/2033	2,263,118
1,386,000	3.55%, 09/15/2055	811,358
177,000	3.65%, 09/15/2059	103,155
1,529,000	3.80%, 12/01/2057	927,241
1,120,000	4.50%, 05/15/2035	936,581
1,790,000	5.40%, 02/15/2034	1,646,178
4,290,000	Nokia OYJ 4.38%, 06/12/2027	3,969,689
1,502,000	Rogers Communications, Inc. 3.80%, 03/15/2032	1,220,571
	T-Mobile USA, Inc.
2,895,000	3.88%, 04/15/2030	2,524,640
2,055,000	5.05%, 07/15/2033	1,861,505
1,440,000	5.75%, 01/15/2034	1,369,456
	Verizon Communications, Inc.
1,135,000	2.36%, 03/15/2032	851,078
1,313,000	2.55%, 03/21/2031	1,027,729
372,000	2.99%, 10/30/2056	197,142
		19,709,441
	Trucking & Leasing - 0.4%
5,510,000	DAE Funding LLC 1.55%, 08/01/2024(1)	5,297,998
	Penske Truck Leasing Co. LP/PTL Finance Corp.
1,825,000	2.70%, 11/01/2024(1)	1,761,156
2,650,000	4.00%, 07/15/2025(1)	2,549,492
1,880,000	4.40%, 07/01/2027(1)	1,750,007
720,000	6.05%, 08/01/2028(1)	706,779
		12,065,432
	Total Corporate Bonds (cost $930,769,188)	$ 839,702,982
FOREIGN GOVERNMENT OBLIGATIONS - 2.7%
	Angola - 0.1%
	Angola Government International Bonds
1,305,000	8.00%, 11/26/2029(8)	$ 1,039,198
805,000	8.75%, 04/14/2032(1)	625,578
1,000,000	8.75%, 04/14/2032(8)	777,116
		2,441,892
	Benin - 0.1%
	Benin Government International Bonds
EUR 3,830,000	4.95%, 01/22/2035(1)	2,740,722
945,000	4.95%, 01/22/2035(8)	676,236
		3,416,958
	Bermuda - 0.1%
	Bermuda Government International Bonds
$ 980,000	2.38%, 08/20/2030(1)	775,572
3,010,000	5.00%, 07/15/2032(1)	2,732,514
		3,508,086

The accompanying notes are an integral part of these financial statements.
162

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.7% - (continued)
	Brazil - 0.4%
BRL 68,742,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	$ 12,519,717
	Chile - 0.0%
EUR 2,245,000	Chile Government International Bonds 1.25%, 01/22/2051	1,122,346
	Colombia - 0.2%
	Colombia Government International Bonds
$ 3,900,000	5.00%, 06/15/2045	2,484,517
2,740,000	5.20%, 05/15/2049	1,748,809
1,710,000	5.63%, 02/26/2044	1,194,600
		5,427,926
	Costa Rica - 0.1%
1,995,000	Costa Rica Government International Bonds 6.55%, 04/03/2034(1)	1,900,237
	Ghana - 0.0%
421,000	Ghana Government International Bonds 6.38%, 02/11/2027(1)(9)	183,135
	Hungary - 0.3%
	Hungary Government International Bonds
EUR 11,690,000	1.63%, 04/28/2032(8)	9,222,099
$ 200,000	6.75%, 09/25/2052(1)	184,604
		9,406,703
	Indonesia - 0.2%
	Indonesia Government International Bonds
EUR 7,745,000	1.10%, 03/12/2033	5,866,381
290,000	2.15%, 07/18/2024(8)	301,087
		6,167,468
	Ivory Coast - 0.1%
2,850,000	Ivory Coast Government International Bonds 4.88%, 01/30/2032(8)	2,272,998
	Mexico - 0.0%
$ 495,000	Mexico Government International Bonds 6.34%, 05/04/2053	432,942
	North Macedonia - 0.3%
	North Macedonia Government International Bonds
EUR 3,645,000	2.75%, 01/18/2025(8)	3,690,240
3,615,000	3.68%, 06/03/2026(1)	3,583,443
		7,273,683
	Panama - 0.0%
$ 1,025,000	Panama Government International Bonds 6.88%, 01/31/2036	965,232
	Philippines - 0.2%
	Philippines Government International Bonds
EUR 4,820,000	1.20%, 04/28/2033	3,773,624
1,120,000	1.75%, 04/28/2041	741,772
		4,515,396
	Poland - 0.1%
	Bank Gospodarstwa Krajowego
$ 1,180,000	5.38%, 05/22/2033(1)	1,095,925
1,655,000	6.25%, 10/31/2028(1)	1,674,065
		2,769,990
	Romania - 0.4%
	Romania Government International Bonds
EUR 5,115,000	2.63%, 12/02/2040(1)	3,180,740
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.7% - (continued)
	Romania - 0.4% - (continued)
EUR 11,590,000	2.75%, 04/14/2041(8)	$ 7,227,498
2,180,000	3.38%, 02/08/2038(8)	1,619,505
		12,027,743
	Saudi Arabia - 0.1%
	Saudi Government International Bonds
1,750,000	2.00%, 07/09/2039(8)	1,256,769
$ 2,410,000	5.00%, 01/18/2053(1)	1,905,785
		3,162,554
	Total Foreign Government Obligations (cost $107,988,662)	$ 79,515,006
MUNICIPAL BONDS - 1.4%
	Development - 0.2%
5,390,000	New York Transportation Dev Corp., NY, Rev 4.25%, 09/01/2035	$ 5,044,297
	General - 0.6%
965,000	Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev 3.91%, 12/01/2040	750,365
5,895,000	County of Riverside, CA, Rev 3.07%, 02/15/2028	5,371,592
5,345,000	Philadelphia Auth for Industrial Dev, PA, Rev, (NATL Insured) 6.55%, 10/15/2028	5,471,683
5,580,000	State Board of Administration Finance Corp., FL, Rev 1.26%, 07/01/2025	5,202,846
		16,796,486
	General Obligation - 0.0%
420,000	State of Illinois, IL, GO, (AGM-CR Insured) 6.88%, 07/01/2025	424,607
	School District - 0.2%
	Chicago Board of Education, IL, GO
380,000	6.04%, 12/01/2029	359,964
1,145,000	6.14%, 12/01/2039	986,669
4,470,000	6.32%, 11/01/2029	4,213,919
		5,560,552
	Transportation - 0.3%
	Metropolitan Transportation Auth, NY, Rev
2,540,000	5.00%, 11/15/2050	2,412,253
7,005,000	5.18%, 11/15/2049	5,749,004
		8,161,257
	Utilities - 0.1%
4,155,000	Texas Natural Gas Securitization Finance Corp., TX, Rev 5.10%, 04/01/2035	4,021,072
	Utility - Electric - 0.0%
1,285,000	Municipal Electric Auth of Georgia, GA, Rev 6.64%, 04/01/2057	1,309,827
	Total Municipal Bonds (cost $46,216,565)	$ 41,318,098
SENIOR FLOATING RATE INTERESTS - 0.0%(10)
	Oil & Gas Services - 0.0%
332,581	PES Holdings LLC 0.00%, 12/31/2024, U.S. (Fed) Prime Rate + 6.99%(9)	$ 2,910
	Total Senior Floating Rate Interests (cost $332,581)	$ 2,910
U.S. GOVERNMENT AGENCIES - 47.1%
	Mortgage-Backed Agencies - 47.1%
	Federal Home Loan Mortgage Corp. - 9.0%
35,274	0.00%, 11/15/2036(11)(12)	$ 27,433

The accompanying notes are an integral part of these financial statements.
163

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 47.1% - (continued)
	Mortgage-Backed Agencies - 47.1% - (continued)
	Federal Home Loan Mortgage Corp. - 9.0% - (continued)
$ 6,827,957	0.28%, 01/25/2027(3)(5)	$ 51,329
10,079,719	0.48%, 01/25/2034(3)(5)	331,890
20,631,527	0.60%, 03/25/2027(3)(5)	344,613
5,653,080	0.63%, 10/25/2026(3)(5)	80,507
24,049,524	0.72%, 12/25/2030(3)(5)	947,893
11,947,111	0.75%, 06/25/2027(3)(5)	260,486
5,723,600	0.88%, 11/25/2030(3)(5)	264,481
3,512,703	1.00%, 02/25/2051	2,792,818
10,351,853	1.02%, 10/25/2030(3)(5)	545,407
11,638,408	1.12%, 01/25/2030(3)(5)	619,876
16,992,247	1.12%, 06/25/2030(3)(5)	974,142
12,351,469	1.43%, 05/25/2030(3)(5)	892,765
999,266	1.50%, 10/01/2051	696,083
2,610,559	1.50%, 11/01/2051	1,818,501
7,722,099	1.57%, 05/25/2030(3)(5)	599,167
624,460	1.75%, 10/15/2042	507,757
2,671,634	2.00%, 05/01/2036	2,275,614
1,126,012	2.00%, 06/01/2036	959,032
495,958	2.00%, 12/01/2040	393,455
2,979,920	2.00%, 05/01/2041	2,359,013
3,390,070	2.00%, 12/01/2041	2,661,190
946,388	2.00%, 07/25/2050	759,828
2,789,822	2.00%, 10/01/2050	2,067,687
2,424,854	2.00%, 02/01/2051	1,814,517
12,925,310	2.00%, 03/01/2051	9,597,869
6,895,111	2.00%, 04/01/2051	5,109,171
2,703,613	2.00%, 05/01/2051	2,022,510
1,109,911	2.00%, 08/01/2051	821,249
1,131,139	2.00%, 11/01/2051	839,932
4,359,585	2.00%, 04/01/2052	3,257,548
6,499,628	2.00%, 06/15/2052(5)	788,529
60,600	2.50%, 12/15/2026(5)	374
281,138	2.50%, 03/15/2028(5)	10,040
216,595	2.50%, 05/15/2028(5)	8,264
1,455,597	2.50%, 05/01/2050	1,136,563
1,785,382	2.50%, 06/01/2050	1,381,873
4,914,448	2.50%, 06/25/2050(5)	704,553
10,789,319	2.50%, 07/01/2050	8,364,893
2,953,526	2.50%, 09/01/2050	2,274,091
566,619	2.50%, 10/01/2050	444,067
3,328,929	2.50%, 11/01/2050	2,576,489
5,425,480	2.50%, 01/25/2051(5)	790,344
1,016,643	2.50%, 02/01/2051	795,761
2,543,762	2.50%, 03/01/2051	1,968,787
1,210,633	2.50%, 05/01/2051	935,506
1,572,827	2.50%, 07/01/2051	1,216,805
1,056,809	2.50%, 08/01/2051	816,590
1,864,073	2.50%, 10/01/2051	1,440,638
10,684,139	2.50%, 03/15/2052(5)	1,571,240
3,265,757	2.50%, 03/25/2052	2,679,795
6,259,062	2.50%, 04/01/2052	4,818,781
1,182,783	2.75%, 12/15/2041	1,032,336
343,036	3.00%, 03/15/2028(5)	15,052
310,670	3.00%, 08/01/2029	292,428
176,272	3.00%, 05/15/2032(5)	3,759
3,210,881	3.00%, 10/01/2032	2,990,784
280,002	3.00%, 03/15/2033(5)	23,805
1,316,498	3.00%, 04/01/2033	1,189,623
1,509,748	3.00%, 11/01/2036	1,310,617
1,446,394	3.00%, 01/01/2037	1,255,641
302,000	3.00%, 04/15/2042	240,419
3,432,698	3.00%, 11/01/2046	2,846,009
7,188,500	3.00%, 12/01/2046	5,958,433
1,286,631	3.00%, 07/01/2050	1,039,186
520,776	3.00%, 08/01/2051	420,852
3,538,336	3.00%, 10/01/2051	2,864,722
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 47.1% - (continued)
	Mortgage-Backed Agencies - 47.1% - (continued)
	Federal Home Loan Mortgage Corp. - 9.0% - (continued)
$ 1,352,360	3.00%, 01/01/2052	$ 1,100,545
1,697,191	3.00%, 05/01/2052	1,373,800
995,000	3.12%, 10/25/2031(3)	838,394
357,994	3.25%, 11/15/2041	311,867
81,862	3.50%, 09/15/2026(5)	2,615
80,263	3.50%, 03/15/2027(5)	2,012
4,150,958	3.50%, 01/15/2033(5)	425,367
690,269	3.50%, 08/01/2034	636,613
597,794	3.50%, 03/15/2041(5)	20,762
1,688,530	3.50%, 01/15/2043(5)	257,413
1,925,583	3.50%, 05/15/2043	1,618,570
4,306,236	3.50%, 08/15/2045	3,746,975
677,828	3.50%, 10/15/2045	571,355
275,359	3.50%, 06/01/2046	237,631
1,789,324	3.50%, 12/15/2046	1,510,361
1,227,144	3.50%, 10/01/2047	1,049,853
600,139	3.50%, 12/01/2047	512,896
1,826,555	3.50%, 01/01/2048	1,559,647
1,179,231	3.50%, 03/01/2048	1,010,820
97,713	3.50%, 04/01/2048	83,868
431,533	3.50%, 05/01/2048	368,285
911,048	3.50%, 12/01/2048	777,837
228,393	4.00%, 08/01/2025	223,641
59,437	4.00%, 08/15/2026(5)	1,275
195,926	4.00%, 07/15/2027(5)	4,382
341,768	4.00%, 03/15/2028(5)	9,290
102,593	4.00%, 06/15/2028(5)	3,316
383,643	4.00%, 07/15/2030(5)	27,707
1,556,065	4.00%, 05/25/2040(5)	227,568
2,089,208	4.00%, 09/15/2041	1,891,808
689,121	4.00%, 05/01/2042	617,949
199,623	4.00%, 08/01/2042	178,090
300,669	4.00%, 09/01/2042	268,113
85,487	4.00%, 07/01/2044	75,860
290,465	4.00%, 02/01/2046	258,095
243,569	4.00%, 04/01/2047	216,333
738,064	4.00%, 11/01/2047	654,554
117,994	4.00%, 09/01/2048	104,236
4,173,149	4.00%, 04/01/2049	3,669,304
893,120	4.00%, 05/01/2049	792,260
3,153,317	4.00%, 07/01/2049	2,790,686
174,527	4.50%, 02/01/2039	161,376
1,251,649	4.50%, 05/01/2042	1,158,852
328,526	4.50%, 07/01/2042	304,163
195,943	4.50%, 09/01/2044	179,256
684,569	4.75%, 07/15/2039	640,011
401,421	5.00%, 09/15/2033(5)	60,102
68,172	5.00%, 04/01/2038	65,626
189,709	5.00%, 08/01/2039	182,622
125,837	5.00%, 09/01/2039	118,957
174,126	5.00%, 01/01/2040	165,826
63,236	5.00%, 08/01/2040	60,158
2,935	5.00%, 02/01/2041	2,803
83,970	5.00%, 07/01/2041	81,226
134,004	5.00%, 04/01/2044	129,003
3,535,124	5.00%, 03/15/2045(5)	749,489
51,125	5.00%, 03/01/2047	48,063
19,647	5.00%, 11/01/2047	18,480
589,133	5.00%, 02/15/2048(5)	122,980
3,940,895	5.00%, 08/01/2052	3,637,691
54,301,863	5.00%, 09/01/2052	50,130,901
1,770,474	5.00%, 10/01/2052	1,634,366
992,079	5.00%, 11/01/2052	915,570
1,525,540	5.00%, 01/01/2053	1,407,947
2,334,623	5.00%, 03/01/2053	2,154,619
8,136,673	5.00%, 04/01/2053	7,511,706

The accompanying notes are an integral part of these financial statements.
164

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 47.1% - (continued)
	Mortgage-Backed Agencies - 47.1% - (continued)
	Federal Home Loan Mortgage Corp. - 9.0% - (continued)
$ 19,962,055	5.00%, 05/01/2053	$ 18,421,891
16,185	5.50%, 08/15/2033	15,854
315,055	5.50%, 04/15/2036(5)	58,556
3,129	5.50%, 11/01/2037	3,080
15,542	5.50%, 04/01/2038	15,287
14,961	5.50%, 06/01/2038	14,711
791,411	5.50%, 08/01/2038	779,204
41,864	5.50%, 05/01/2040	41,173
167,152	5.50%, 08/01/2040	164,378
195,334	5.50%, 06/01/2041	192,090
1,254,993	5.50%, 10/15/2046(5)	253,093
632,456	5.50%, 12/15/2046(5)	104,762
3,977,155	5.50%, 02/01/2053	3,792,348
3,435	6.00%, 11/01/2032	3,380
46,697	6.00%, 11/01/2033	46,779
33,354	6.00%, 02/01/2034	33,412
54,065	6.00%, 07/01/2034	54,316
14,948	6.00%, 08/01/2034	15,017
22,622	6.00%, 09/01/2034	22,685
13,327	6.00%, 01/01/2035	13,243
13,668	6.00%, 03/01/2035	13,681
17,943	6.00%, 05/01/2038	17,758
88,525	6.00%, 06/01/2038	88,318
234,749	6.00%, 05/15/2039	234,557
2,364,406	6.00%, 12/01/2052	2,315,009
1,149,828	6.00%, 03/01/2053	1,125,229
192,099	6.50%, 07/15/2036	190,911
2,422,000	8.22%, 04/25/2042, 30 day USD SOFR Average + 2.90%(1)(2)	2,467,411
2,220,000	8.57%, 04/25/2043, 30 day USD SOFR Average + 3.25%(1)(2)	2,271,048
3,377,000	8.67%, 05/25/2042, 30 day USD SOFR Average + 3.35%(1)(2)	3,486,316
7,475,000	8.67%, 06/25/2043, 30 day USD SOFR Average + 3.35%(1)(2)	7,652,531
785,000	8.82%, 03/25/2042, 30 day USD SOFR Average + 3.50%(1)(2)	807,061
6,410,000	8.82%, 05/25/2043, 30 day USD SOFR Average + 3.50%(1)(2)	6,595,192
1,040,000	8.87%, 08/25/2042, 30 day USD SOFR Average + 3.55%(1)(2)	1,071,180
2,890,000	9.02%, 09/25/2042, 30 day USD SOFR Average + 3.70%(1)(2)	3,028,778
2,585,000	9.32%, 07/25/2042, 30 day USD SOFR Average + 4.00%(1)(2)	2,704,122
4,090,000	9.82%, 06/25/2042, 30 day USD SOFR Average + 4.50%(1)(2)	4,355,656
		267,045,175
	Federal National Mortgage Association - 14.5%
35,688	0.00%, 03/25/2036(11)(12)	29,625
344,014	0.00%, 06/25/2036(11)(12)	285,211
529,334	0.00%, 06/25/2041(11)(12)	373,446
100,000	0.00%, 09/25/2041(11)(12)	68,604
7,960,949	0.31%, 01/25/2030(3)(5)	83,542
11,218,693	1.41%, 05/25/2029(3)(5)	544,020
775,746	1.48%, 05/25/2046(3)(5)	35,277
1,926,378	1.50%, 09/01/2051	1,342,287
2,903,135	1.50%, 10/01/2051	2,022,846
1,930,088	1.50%, 11/01/2051	1,344,488
2,650,887	1.50%, 04/01/2052	1,847,893
906,947	1.70%, 04/25/2055(3)(5)	38,439
1,035,672	1.75%, 12/25/2042	862,542
2,802,313	2.00%, 05/01/2036	2,386,471
4,073,024	2.00%, 06/01/2036	3,488,460
3,140,156	2.00%, 08/01/2036	2,674,176
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 47.1% - (continued)
	Mortgage-Backed Agencies - 47.1% - (continued)
	Federal National Mortgage Association - 14.5% - (continued)
$ 2,023,685	2.00%, 09/01/2036	$ 1,723,280
1,346,000	2.00%, 12/01/2036	1,146,417
669,433	2.00%, 09/25/2039	556,965
2,100,034	2.00%, 09/01/2040	1,666,543
6,522,707	2.00%, 12/01/2040	5,175,928
1,890,623	2.00%, 04/01/2041	1,498,490
628,942	2.00%, 05/01/2041	497,905
4,076,324	2.00%, 10/01/2041	3,206,882
1,585,155	2.00%, 02/01/2042	1,257,894
3,029,965	2.00%, 09/01/2050	2,246,719
6,595,410	2.00%, 12/01/2050	4,900,769
1,417,734	2.00%, 01/01/2051	1,062,023
15,973,989	2.00%, 02/01/2051	11,836,525
25,691,322	2.00%, 03/01/2051	19,007,237
16,024,818	2.00%, 04/01/2051	11,871,513
8,048,221	2.00%, 05/01/2051	5,951,838
862,680	2.00%, 07/01/2051	639,135
2,352,300	2.00%, 08/01/2051	1,769,705
89,531	2.00%, 12/01/2051	66,481
6,372,956	2.00%, 03/25/2052(5)	808,480
692,454	2.01%, 06/25/2055(3)(5)	34,527
730,580	2.03%, 08/25/2044(3)(5)	39,619
1,350,388	2.25%, 04/01/2033	1,029,666
143,297	2.50%, 06/25/2028(5)	5,396
4,237,845	2.50%, 06/01/2040	3,457,173
163,781	2.50%, 01/01/2043	129,956
988,648	2.50%, 02/01/2043	784,459
960,247	2.50%, 03/01/2043	760,169
420,000	2.50%, 03/25/2043	297,341
430,356	2.50%, 04/01/2043	341,473
209,040	2.50%, 06/01/2043	165,806
307,330	2.50%, 08/01/2043	243,848
1,685,634	2.50%, 04/01/2050	1,305,046
1,812,973	2.50%, 06/01/2050	1,404,696
2,311,126	2.50%, 07/01/2050	1,808,636
2,960,795	2.50%, 09/01/2050	2,295,061
4,672,966	2.50%, 10/01/2050	3,645,530
2,591,930	2.50%, 11/01/2050	2,000,001
1,242,406	2.50%, 12/01/2050	961,867
1,786,184	2.50%, 01/01/2051	1,392,792
1,076,634	2.50%, 02/01/2051	833,518
10,630,522	2.50%, 02/25/2051(5)	1,601,651
1,027,516	2.50%, 03/01/2051	795,311
34,719,751	2.50%, 05/01/2051	26,861,038
4,166,606	2.50%, 06/01/2051	3,210,944
2,468,792	2.50%, 07/01/2051	1,911,073
1,598,891	2.50%, 09/01/2051	1,235,870
12,967,574	2.50%, 10/01/2051	10,022,796
21,880,787	2.50%, 11/01/2051	17,040,402
2,410,978	2.50%, 12/01/2051	1,875,272
2,626,729	2.50%, 01/01/2052	2,038,442
4,099,768	2.50%, 03/01/2052	3,171,774
2,390,316	2.50%, 04/01/2052	1,847,580
5,416,224	2.50%, 06/25/2052(5)	813,225
4,033,631	2.50%, 09/25/2052(5)	617,746
3,422,315	2.50%, 01/01/2057	2,629,362
46,898	2.55%, 07/25/2044	43,753
178,417	3.00%, 02/25/2027(5)	2,569
140,246	3.00%, 09/25/2027(5)	5,164
87,702	3.00%, 12/25/2027(5)	3,775
618,316	3.00%, 01/25/2028(5)	21,714
236,889	3.00%, 01/01/2030	222,607
2,231,498	3.00%, 04/25/2033(5)	144,183
695,117	3.00%, 08/01/2033	644,066
296,935	3.00%, 06/01/2035	265,087
272,469	3.00%, 07/01/2035	243,360

The accompanying notes are an integral part of these financial statements.
165

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 47.1% - (continued)
	Mortgage-Backed Agencies - 47.1% - (continued)
	Federal National Mortgage Association - 14.5% - (continued)
$ 1,708,177	3.00%, 03/01/2037	$ 1,480,612
54,412	3.00%, 10/01/2037	47,198
2,576,519	3.00%, 03/25/2043	2,129,517
2,973,540	3.00%, 04/25/2043(13)	2,531,870
2,789,071	3.00%, 01/25/2045	2,272,158
1,602,286	3.00%, 09/01/2048	1,326,326
1,115,107	3.00%, 08/25/2049	945,930
292,622	3.00%, 12/01/2049	237,037
1,268,041	3.00%, 02/01/2050	1,035,444
4,719,140	3.00%, 08/01/2050	3,823,941
1,954,762	3.00%, 10/01/2050	1,579,961
2,690,677	3.00%, 12/01/2050	2,174,774
866,770	3.00%, 04/01/2051	700,518
2,319,279	3.00%, 05/01/2051	1,896,864
486,123	3.00%, 06/01/2051	390,997
623,379	3.00%, 07/01/2051	502,329
3,886,014	3.00%, 08/01/2051	3,140,160
4,408,629	3.00%, 09/01/2051	3,561,812
7,067,036	3.00%, 10/01/2051	5,704,209
7,535,077	3.00%, 11/01/2051	6,062,331
3,465,483	3.00%, 12/01/2051	2,800,383
1,611,709	3.00%, 01/01/2052	1,298,639
5,441,680	3.00%, 01/25/2052(5)	827,890
1,886,792	3.00%, 04/01/2052	1,535,425
2,416,866	3.00%, 05/01/2052	1,955,879
600,000	3.00%, 09/25/2057	406,162
314,495	3.38%, 12/01/2029	283,770
356,801	3.50%, 05/25/2027(5)	13,759
262,107	3.50%, 10/25/2027(5)	11,860
291,978	3.50%, 05/25/2030(5)	19,210
111,103	3.50%, 08/25/2030(5)	5,898
143,455	3.50%, 02/25/2031(5)	4,216
2,375,685	3.50%, 08/25/2033(5)	250,785
318,945	3.50%, 09/25/2035(5)	30,601
2,278,095	3.50%, 11/25/2039(5)	205,505
3,591,194	3.50%, 11/25/2042	3,124,788
95,855	3.50%, 09/01/2043	82,873
658,610	3.50%, 10/01/2044	569,417
586,142	3.50%, 02/01/2045	506,744
745,951	3.50%, 01/01/2046	645,106
120,186	3.50%, 02/01/2046	103,463
559,708	3.50%, 03/01/2046	483,984
950,517	3.50%, 09/01/2046	815,305
426,952	3.50%, 10/01/2046	366,686
382,215	3.50%, 10/25/2046(5)	66,788
530,788	3.50%, 11/01/2046	456,707
2,991,060	3.50%, 12/01/2046	2,630,581
944,733	3.50%, 05/01/2047	814,948
2,025,343	3.50%, 09/01/2047	1,733,324
356,605	3.50%, 12/01/2047	304,818
1,026,465	3.50%, 01/01/2048	874,764
309,682	3.50%, 02/01/2048	265,303
500,000	3.50%, 05/25/2048	385,608
1,490,140	3.50%, 07/01/2048	1,282,956
332,552	3.50%, 11/01/2048	284,247
4,030,268	3.50%, 04/01/2052	3,394,732
4,980,859	3.50%, 09/01/2057	4,107,909
2,067,544	3.50%, 05/01/2058	1,705,185
2,556,018	3.50%, 12/25/2058	2,124,965
2,570,000	3.52%, 11/01/2032	2,192,477
49,258	4.00%, 06/01/2025	47,963
331,461	4.00%, 05/25/2027(5)	10,039
540,454	4.00%, 04/01/2038	501,944
1,000,607	4.00%, 10/01/2040	895,935
372,644	4.00%, 11/01/2040	333,620
411,319	4.00%, 12/01/2040	368,242
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 47.1% - (continued)
	Mortgage-Backed Agencies - 47.1% - (continued)
	Federal National Mortgage Association - 14.5% - (continued)
$ 135,472	4.00%, 02/01/2041	$ 121,296
402,674	4.00%, 03/01/2041	360,532
1,162,084	4.00%, 06/01/2041	1,052,167
151,577	4.00%, 03/25/2042(5)	18,630
135,824	4.00%, 08/01/2042	120,847
370,198	4.00%, 09/01/2042	330,377
86,536	4.00%, 11/25/2042(5)	8,558
170,688	4.00%, 11/25/2043	155,728
47,193	4.00%, 06/01/2044	41,894
6,394	4.00%, 08/01/2044	5,677
58,220	4.00%, 10/01/2044	51,631
86,466	4.00%, 11/01/2044	76,739
54,238	4.00%, 03/01/2045	48,119
80,280	4.00%, 05/01/2045	71,173
493,640	4.00%, 07/01/2045	437,856
510,684	4.00%, 03/01/2046	453,469
303,510	4.00%, 05/01/2046	269,284
455,969	4.00%, 06/01/2046	403,568
512,031	4.00%, 04/01/2047	453,322
937,737	4.00%, 10/01/2047	830,298
962,156	4.00%, 11/01/2047	851,219
5,011,549	4.00%, 06/01/2048	4,435,404
653,922	4.00%, 09/01/2048	575,743
5,870,388	4.00%, 10/01/2048	5,188,084
2,634,831	4.00%, 01/01/2049	2,324,807
5,394,883	4.00%, 04/01/2049	4,717,631
899,863	4.00%, 05/01/2049	796,769
226,606	4.00%, 08/01/2049	201,258
3,824,408	4.00%, 04/01/2050	3,367,176
2,357,023	4.00%, 08/01/2051	2,075,559
2,411,492	4.00%, 06/01/2052	2,093,695
2,011,524	4.03%, 06/01/2028	1,887,898
2,550,000	4.19%, 04/01/2028	2,413,179
1,068,000	4.21%, 03/01/2033	958,797
952,786	4.37%, 05/01/2028	907,859
1,740,000	4.41%, 04/01/2030	1,628,228
2,380,890	4.46%, 05/01/2028	2,278,153
20,557	4.50%, 08/01/2024	20,475
1,764	4.50%, 04/01/2025	1,757
36,277	4.50%, 07/25/2027(5)	577
262,867	4.50%, 09/01/2035	243,472
2,040,496	4.50%, 12/01/2037	1,946,187
62,224	4.50%, 08/01/2040	57,506
730,328	4.50%, 10/01/2040	675,179
34,258	4.50%, 08/01/2041	31,668
8,288	4.50%, 09/01/2041	7,658
352,567	4.50%, 10/01/2041	325,924
1,453,169	4.50%, 08/25/2043(5)	281,699
304,910	4.50%, 09/01/2043	281,889
745,074	4.50%, 04/01/2049	678,666
2,207,926	4.50%, 01/01/2051	2,014,969
4,325,876	4.50%, 03/01/2053	3,871,609
1,211,048	4.51%, 05/01/2033	1,115,735
1,153,471	4.64%, 10/01/2033	1,064,251
760,000	4.75%, 04/01/2028	737,503
76,065	5.00%, 04/25/2038	71,934
1,289,735	5.00%, 12/25/2043(5)	255,746
47,980,270	5.00%, 09/01/2052	44,295,647
15,232,613	5.00%, 10/01/2052	14,071,620
941,928	5.00%, 11/01/2052	869,406
59,084	5.00%, 12/01/2052	54,519
10,547,504	5.00%, 01/01/2053	9,735,835
2,490,654	5.00%, 02/01/2053	2,298,531
52,982	5.50%, 06/01/2033	52,147
221,660	5.50%, 07/01/2033	218,173
13,882	5.50%, 08/01/2033	13,663

The accompanying notes are an integral part of these financial statements.
166

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 47.1% - (continued)
	Mortgage-Backed Agencies - 47.1% - (continued)
	Federal National Mortgage Association - 14.5% - (continued)
$ 792,053	5.50%, 11/01/2035	$ 778,985
179,822	5.50%, 04/01/2036	176,793
164,141	5.50%, 04/25/2037	160,297
1,382,876	5.50%, 11/25/2040(5)	189,804
379,515	5.50%, 06/25/2042(5)	82,973
673,388	5.50%, 09/25/2044(5)	133,646
2,518,694	5.50%, 10/01/2052	2,401,678
4,176,891	5.50%, 11/01/2052	3,966,993
7,734,837	5.50%, 12/01/2052	7,350,967
4,115,334	5.50%, 06/01/2053	3,907,549
23,995	5.54%, 05/25/2042(3)(5)	1,796
2,855	6.00%, 11/01/2031	2,804
75,152	6.00%, 12/01/2032	74,360
71,933	6.00%, 03/01/2033	71,543
161,845	6.00%, 02/01/2037	162,360
132,124	6.00%, 12/01/2037	132,376
76,328	6.00%, 03/01/2038	76,571
37,610	6.00%, 10/01/2038	37,725
955,481	6.00%, 01/25/2042(5)	92,750
2,404,789	6.00%, 05/01/2053	2,355,590
1,419	7.50%, 12/01/2029	1,416
5,437	7.50%, 03/01/2030	5,546
8,585	7.50%, 09/01/2031	8,555
		426,678,437
	Government National Mortgage Association - 7.8%
602,661	1.25%, 05/20/2051	446,106
4,398,224	2.00%, 10/20/2050	3,418,983
2,427,941	2.00%, 08/20/2051	1,926,424
13,205,000	2.00%, 11/20/2053	10,198,799
548,176	2.14%, 04/20/2040	407,577
394,514	2.50%, 12/16/2039	350,339
834,261	2.50%, 07/20/2041	703,577
4,664,952	2.50%, 10/20/2049	3,813,646
3,449,499	2.50%, 11/20/2049	2,766,183
2,722,709	2.50%, 03/20/2051	2,172,464
3,273,581	2.50%, 09/20/2051	2,611,937
10,912,439	2.50%, 10/20/2051	8,706,140
26,995,000	2.50%, 11/20/2053(14)	21,511,615
179,312	3.00%, 09/20/2028(5)	6,733
3,301,762	3.00%, 05/20/2035(5)	196,022
307,631	3.00%, 09/16/2042	226,239
432,100	3.00%, 09/20/2042	332,531
67,722	3.00%, 11/15/2042	58,239
284,726	3.00%, 02/16/2043(5)	35,017
71,997	3.00%, 06/15/2043	61,856
13,449	3.00%, 07/15/2043	11,564
3,510,263	3.00%, 01/16/2044	2,956,269
39,027	3.00%, 10/15/2044	33,272
44,477	3.00%, 02/15/2045	37,580
31,074	3.00%, 03/15/2045	26,260
121,674	3.00%, 04/15/2045	102,814
293,387	3.00%, 04/20/2045	249,533
29,950	3.00%, 06/15/2045	25,679
789,726	3.00%, 07/15/2045	667,548
14,308	3.00%, 08/15/2045	12,089
36,520	3.00%, 11/20/2045	30,754
169,000	3.00%, 02/20/2046	126,372
12,985,020	3.00%, 04/20/2051	10,773,981
3,787,778	3.00%, 08/20/2051	3,138,127
4,784,270	3.00%, 09/20/2051	3,957,255
3,296,430	3.00%, 10/20/2051	2,726,796
11,181,205	3.00%, 12/20/2051	9,257,738
2,472,079	3.00%, 02/20/2052	2,125,954
2,774,827	3.00%, 12/20/2052	2,294,211
63,889	3.50%, 02/16/2027(5)	1,817
186,980	3.50%, 03/20/2027(5)	6,550
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 47.1% - (continued)
	Mortgage-Backed Agencies - 47.1% - (continued)
	Government National Mortgage Association - 7.8% - (continued)
$ 148,572	3.50%, 07/20/2040(5)	$ 4,025
159,878	3.50%, 02/20/2041(5)	3,463
541,794	3.50%, 04/20/2042(5)	23,580
181,093	3.50%, 05/15/2042	160,804
1,571,566	3.50%, 10/20/2042(5)	241,867
481,585	3.50%, 12/15/2042	427,771
434,496	3.50%, 03/15/2043	385,717
518,669	3.50%, 04/15/2043	460,692
1,002,811	3.50%, 05/15/2043	890,386
143,421	3.50%, 05/20/2043(5)	22,676
510,264	3.50%, 07/20/2043(5)	78,433
1,899,075	3.50%, 03/20/2044	1,654,691
1,956,448	3.50%, 06/20/2046	1,701,065
1,977,656	3.50%, 02/20/2047	1,711,509
274,098	3.50%, 07/20/2047	237,150
2,159,852	3.50%, 08/20/2047	1,867,170
76,665	3.50%, 09/20/2047	66,270
94,689	3.50%, 10/20/2047	81,837
449,401	3.50%, 11/20/2047	388,374
406,455	3.50%, 03/20/2048	351,169
1,562,568	3.50%, 07/20/2049	1,348,796
981,849	3.50%, 03/20/2052	892,567
24,313,000	3.50%, 11/20/2053(14)	20,728,732
1,210,312	3.88%, 08/15/2042	1,099,146
150,133	4.00%, 04/16/2026(5)	2,286
36,761	4.00%, 12/16/2026(5)	984
544,633	4.00%, 05/20/2029(5)	15,551
698,019	4.00%, 09/20/2040	632,500
118,571	4.00%, 10/20/2040	106,561
317,618	4.00%, 12/20/2040	287,401
62,827	4.00%, 02/15/2041	57,169
113,950	4.00%, 05/16/2042(5)	12,188
2,083,403	4.00%, 09/16/2042(5)	416,226
298,534	4.00%, 03/20/2043(5)	53,752
107,765	4.00%, 01/20/2044(5)	20,557
1,633,394	4.00%, 02/20/2045	1,479,934
1,249,226	4.00%, 08/20/2045	1,131,026
876,057	4.00%, 03/20/2047(5)	134,207
415,892	4.00%, 11/20/2047	368,163
1,089,793	4.00%, 03/20/2048	966,270
4,385,840	4.00%, 07/20/2048	3,936,063
10,790,000	4.00%, 11/20/2053(14)	9,490,062
12,824	4.50%, 07/15/2033	12,052
26,179	4.50%, 05/15/2040	24,720
210,922	4.50%, 06/15/2041	199,801
18,503	4.50%, 09/20/2041	17,195
9,475	4.50%, 05/20/2044	8,817
498,093	4.50%, 06/20/2044	462,081
422,470	4.50%, 10/20/2044	393,077
419,811	4.50%, 04/20/2045(5)	84,953
717,184	4.50%, 05/20/2045(5)	141,554
2,318,976	4.50%, 08/20/2045(5)	423,586
344,710	4.50%, 01/20/2046	320,099
1,428,273	4.50%, 12/16/2046(5)	210,225
1,292,870	4.50%, 01/20/2047(5)	155,021
1,549,056	4.50%, 05/20/2048(5)	236,545
1,179,437	4.50%, 08/20/2049	1,075,985
1,956,236	4.50%, 09/20/2049	1,794,059
1,741,163	4.50%, 08/20/2052	1,576,160
1,566,217	4.50%, 09/20/2052	1,417,437
7,121,380	4.50%, 10/20/2052	6,440,480
25,475,000	4.50%, 11/20/2053(14)	23,027,291
56,253	5.00%, 05/20/2034	54,124
20,138	5.00%, 07/15/2039	19,557
1,106,944	5.00%, 02/16/2040(5)	235,797
1,813,170	5.00%, 05/20/2040(5)	1,607,352

The accompanying notes are an integral part of these financial statements.
167

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 47.1% - (continued)
	Mortgage-Backed Agencies - 47.1% - (continued)
	Government National Mortgage Association - 7.8% - (continued)
$ 1,292,015	5.00%, 06/20/2040	$ 1,245,414
505,707	5.00%, 07/20/2040	487,477
299,478	5.00%, 06/15/2041	297,587
389,093	5.00%, 10/16/2041(5)	61,370
425,274	5.00%, 03/15/2044	422,803
678,490	5.00%, 06/20/2046(5)	112,734
234,781	5.00%, 01/16/2047(5)	48,775
172,139	5.00%, 09/16/2047(5)	35,616
205,038	5.00%, 06/20/2048(5)	37,861
4,911,128	5.00%, 06/15/2052	4,635,495
182,759	5.00%, 07/15/2052	172,540
2,835,000	5.00%, 11/20/2053(14)	2,638,370
186,694	5.50%, 05/15/2033	182,140
11,694	5.50%, 06/15/2035	11,497
18,985	5.50%, 04/15/2038	18,702
160,476	5.50%, 05/20/2038	157,162
659,797	5.50%, 03/20/2039(5)	122,631
747,889	5.50%, 02/16/2047(5)	125,756
385,109	5.50%, 02/20/2047(5)	71,000
1,000,000	5.50%, 11/15/2053(14)	962,725
25,275,000	5.50%, 11/20/2053(14)	24,195,634
583,560	5.89%, 07/20/2039(3)(5)	46,221
22,829	6.00%, 11/15/2032	22,626
65,993	6.00%, 02/15/2033	65,595
8,568	6.00%, 07/15/2033	8,513
13,382	6.00%, 10/15/2034	13,221
116,959	6.00%, 03/15/2036	116,990
1,583	6.00%, 05/15/2036	1,593
65,280	6.00%, 08/15/2039	64,415
5,189	6.00%, 09/15/2039	5,155
10,121	6.00%, 06/15/2040	9,989
880,308	6.00%, 09/20/2040(5)	169,036
770,816	6.00%, 02/20/2046(5)	153,177
4,841	6.50%, 09/15/2028	4,863
390	6.50%, 10/15/2028	393
2,781	6.50%, 12/15/2028	2,807
14,130	6.50%, 05/15/2029	14,239
3,004	6.50%, 08/15/2031	3,041
1,100	6.50%, 09/15/2031	1,100
5,185	6.50%, 10/15/2031	5,189
62,213	6.50%, 11/15/2031	62,618
17,053	6.50%, 01/15/2032	17,352
3,635	6.50%, 03/15/2032	3,702
3,352	6.50%, 04/15/2032	3,385
		229,227,857
	Uniform Mortgage-Backed Security - 15.8%
625,000	1.50%, 11/01/2053(14)	434,473
9,200,000	2.00%, 11/01/2038(14)	7,783,329
23,077,000	2.00%, 11/01/2053(14)	16,961,595
6,685,000	2.50%, 11/01/2038(14)	5,822,740
4,210,000	3.00%, 11/01/2038(14)	3,760,714
3,605,000	3.50%, 11/01/2038(14)	3,291,766
19,000,000	3.50%, 11/13/2053(14)	15,847,188
6,028,000	4.50%, 11/01/2038(14)	5,705,408
111,548,000	4.50%, 11/13/2053(14)	99,727,750
6,075,000	5.00%, 11/13/2053(14)	5,870,313
98,458,000	5.50%, 11/13/2053(14)	93,449,544
206,505,000	6.00%, 11/01/2053(14)	200,974,581
6,400,000	6.50%, 11/01/2053(14)	6,362,404
		465,991,805
	Total U.S. Government Agencies (cost $1,502,252,159)	$ 1,388,943,274
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 15.8%
	U.S. Treasury Securities - 15.8%
	Tennessee Valley Authority Power - 0.0%
$ 700,000	4.25%, 09/15/2065	$ 533,717
	U.S. Treasury Bonds - 11.1%
100,845,000	1.25%, 05/15/2050	44,793,301
23,005,000	1.38%, 08/15/2050	10,574,213
5,160,000	2.50%, 02/15/2045	3,351,380
18,100,000	2.50%, 02/15/2046(15)	11,589,656
23,034,000	2.88%, 11/15/2046	15,775,591
6,035,000	3.00%, 05/15/2045	4,291,922
12,500,000	3.00%, 02/15/2047	8,749,512
17,840,000	3.00%, 02/15/2048	12,407,859
58,725,000	3.00%, 08/15/2052(16)	40,595,950
11,885,000	3.13%, 02/15/2043	8,840,397
55,100,000	3.13%, 08/15/2044(17)	40,360,750
22,900,000	3.13%, 05/15/2048	16,304,621
16,225,000	3.38%, 08/15/2042	12,621,275
63,465,000	3.38%, 05/15/2044	48,577,995
14,635,000	3.63%, 08/15/2043	11,739,443
14,320,000	3.63%, 05/15/2053	11,250,150
19,765,000	4.00%, 11/15/2042	16,843,486
10,820,000	4.13%, 08/15/2053	9,327,178
		327,994,679
	U.S. Treasury Inflation-Protected Bonds - 1.2%
7,857,236	0.13%, 02/15/2052(18)	4,105,713
54,878,079	0.25%, 02/15/2050(18)	30,737,083
		34,842,796
	U.S. Treasury Inflation-Protected Notes - 1.0%
26,947,924	0.75%, 07/15/2028(18)	24,948,409
4,826,474	1.38%, 07/15/2033(18)	4,377,669
		29,326,078
	U.S. Treasury Notes - 2.5%
15,025,000	3.38%, 05/15/2033	13,318,254
65,375,000	3.88%, 08/15/2033	60,318,652
		73,636,906
	Total U.S. Government Securities (cost $645,904,726)	$ 466,334,176
COMMON STOCKS - 0.0%
	Energy - 0.0%
13,623	PES Energy Liquidating Trust*(19)	$ —
	Total Common Stocks (cost $117,242)	$ —
PREFERRED STOCKS - 0.0%
	Banks - 0.0%
469	U.S. Bancorp Series A, 6.68%(20)	$ 347,004
	Total Preferred Stocks (cost $332,990)	$ 347,004
	Total Long-Term Investments (cost $3,967,851,619)	$ 3,486,846,201
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.3%
8,182,149	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $8,183,349; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $8,345,877	$ 8,182,149

The accompanying notes are an integral part of these financial statements.
168

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.5% - (continued)
	Securities Lending Collateral - 0.2%
1,059,233	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(21)		$ 1,059,233
3,530,775	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(21)		3,530,775
1,059,232	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(21)		1,059,232
1,059,232	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(21)		1,059,232
			6,708,472
	Total Short-Term Investments (cost $14,890,621)		$ 14,890,621
	Total Investments (cost $3,982,742,240)	118.6%	$ 3,501,736,822
	Other Assets and Liabilities	(18.6)%	(549,841,862)
	Total Net Assets	100.0%	$ 2,951,894,960
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $888,333,499, representing 30.1% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Securities disclosed are interest-only strips.
(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $47,661,917, representing 1.6% of net assets.
(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.
(11)	Securities disclosed are principal-only strips.
(12)	Security is a zero-coupon bond.
(13)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.
(14)	Represents or includes a TBA transaction.
(15)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2023, the market value of securities pledged was $7,043,438.
(16)	All, or a portion of the security, was pledged as collateral in connection with TBAs. As of October 31, 2023, the market value of securities pledged was $1,935,037.
(17)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2023, the market value of securities pledged was $9,376,000.
(18)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(19)	Investment valued using significant unobservable inputs.
(20)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(21)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Long Gilt Future	122	12/27/2023	$ 13,814,214	$ (223,803)
The accompanying notes are an integral part of these financial statements.
169

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Futures Contracts Outstanding at October 31, 2023 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
U.S. Treasury 2-Year Note Future	1,905	12/29/2023	$ 385,613,674	$ (704,999)
U.S. Treasury 5-Year Note Future	3,056	12/29/2023	319,280,377	(1,894,375)
U.S. Treasury Long Bond Future	137	12/19/2023	14,992,937	(1,348,518)
Total				$ (4,171,695)
Short position contracts:
Euro BUXL 30-Year Bond Future	191	12/07/2023	$ 24,336,539	$ 2,076,385
Euro-BTP Future	326	12/07/2023	38,019,363	1,274,838
Euro-BUND Future	9	12/07/2023	1,228,359	22,511
U.S. Treasury 10-Year Note Future	1,451	12/19/2023	154,055,391	822,577
U.S. Treasury 10-Year Ultra Future	79	12/19/2023	8,597,422	297,849
U.S. Treasury Ultra Bond Future	395	12/19/2023	44,462,188	5,716,630
Total				$ 10,210,790
Total futures contracts				$ 6,039,095

TBA Sale Commitments Outstanding at October 31, 2023
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
Government National Mortgage Association, 3.00%	$ 7,099,000	11/20/2053	$ (5,860,002)	$ 33,831
Uniform Mortgage-Backed Security, 2.50%	27,714,000	11/01/2053	(21,272,634)	327,568
Uniform Mortgage-Backed Security, 3.00%	21,085,000	11/01/2053	(16,891,062)	295,684
Uniform Mortgage-Backed Security, 3.50%	1,022,000	11/01/2053	(852,412)	13,294
Uniform Mortgage-Backed Security, 4.00%	20,765,000	11/01/2053	(17,959,138)	246,769
Uniform Mortgage-Backed Security, 4.50%	7,285,000	11/15/2038	(6,895,139)	(27,034)
Uniform Mortgage-Backed Security, 5.00%	55,295,000	11/01/2053	(50,997,614)	704,362
Total TBA sale commitments (proceeds receivable $122,322,475)			$ (120,728,001)	$ 1,594,474
At October 31, 2023, the aggregate market value of TBA Sale Commitments represents (4.1)% of total net assets.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.S40.V1	USD	23,410,000	(1.00%)	12/20/2028	Quarterly	$ 1,150,156	$ —	$ 1,251,415	$ 101,259
Sell protection:
CDX.NA.HY.S41.V1	USD	20,450,000	5.00%	12/20/2028	Quarterly	$ 92,157	$ —	$ 25,167	$ (66,990)
Credit default swaps on single-name issues:
Buy protection:
Brazil Republic	USD	16,230,000	(1.00%)	06/20/2028	Quarterly	$ 765,523	$ —	$ 401,662	$ (363,861)
Total						$ 765,523	$ —	$ 401,662	$ (363,861)
Total centrally cleared credit default swap contracts						$ 2,007,836	$ —	$ 1,678,244	$ (329,592)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.
170

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2023
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
1.56% Fixed	12 Mo. USD SOFR	USD	12,720,000	12/15/2051	Annual	$ —	$ (74,227)	$ 6,029,045	$ 6,103,272
2.97% Fixed	12 Mo. USD SOFR	USD	16,045,000	03/15/2053	Annual	9,516	—	3,754,907	3,745,391
2.88% Fixed	12 Mo. USD SOFR	USD	7,545,000	03/15/2053	Annual	86,126	—	1,880,914	1,794,788
3.25% Fixed	12 Mo. USD SOFR	USD	7,880,000	06/21/2053	Annual	—	(84,774)	1,433,817	1,518,591
3.59% Fixed	12 Mo. USD SOFR	USD	12,140,000	09/20/2053	Annual	55,032	—	1,461,703	1,406,671
Total centrally cleared interest rate swaps contracts						$ 150,674	$ (159,001)	$ 14,560,386	$ 14,568,713

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
12,942,619	USD	64,915,000	BRL	JPM	12/20/2023	$ 142,616
53,924,195	USD	50,131,000	EUR	DEUT	12/20/2023	751,852
2,280,816	USD	2,128,000	EUR	JPM	12/20/2023	23,715
1,623,939	USD	1,510,000	EUR	BMO	12/20/2023	22,330
903,735	USD	840,000	EUR	MSC	12/20/2023	12,774
255,446	USD	237,000	EUR	ANZ	12/20/2023	4,067
684,962	USD	650,000	EUR	SCB	12/20/2023	(4,472)
Total foreign currency contracts						$ 952,882
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 670,682,751	$ —	$ 670,682,751	$ —
Corporate Bonds	839,702,982	—	839,702,982	—
Foreign Government Obligations	79,515,006	—	79,515,006	—
Municipal Bonds	41,318,098	—	41,318,098	—
Senior Floating Rate Interests	2,910	—	2,910	—
U.S. Government Agencies	1,388,943,274	—	1,388,943,274	—
U.S. Government Securities	466,334,176	—	466,334,176	—
Common Stocks
Energy	—	—	—	—
Preferred Stocks	347,004	347,004	—	—
Short-Term Investments	14,890,621	6,708,472	8,182,149	—
Foreign Currency Contracts(2)	957,354	—	957,354	—
Futures Contracts(2)	10,210,790	10,210,790	—	—
Swaps - Credit Default(2)	101,259	—	101,259	—
Swaps - Interest Rate(2)	14,568,713	—	14,568,713	—
Total	$ 3,527,574,938	$ 17,266,266	$ 3,510,308,672	$ —
Liabilities
Foreign Currency Contracts(2)	$ (4,472)	$ —	$ (4,472)	$ —
Futures Contracts(2)	(4,171,695)	(4,171,695)	—	—
Swaps - Credit Default(2)	(430,851)	—	(430,851)	—
TBA Sale Commitments	(120,728,001)	—	(120,728,001)	—
Total	$ (125,335,019)	$ (4,171,695)	$ (121,163,324)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
171

The Hartford World Bond Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.7%
	Bermuda - 0.6%
	Bellemeade RE Ltd.
$ 2,000,000	8.47%, 09/25/2031, 30 day USD SOFR Average + 3.15%(1)(2)	$ 1,997,608
2,315,000	9.02%, 01/26/2032, 30 day USD SOFR Average + 3.70%(1)(2)	2,336,025
1,500,000	9.32%, 09/27/2032, 30 day USD SOFR Average + 4.00%(1)(2)	1,537,813
2,505,000	9.57%, 10/25/2033, 30 day USD SOFR Average + 4.25%(1)(2)	2,516,933
2,430,000	10.29%, 10/25/2030, 30 day USD SOFR Average + 4.96%(1)(2)	2,525,899
1,145,000	10.44%, 06/25/2030, 1 mo. USD Term SOFR + 5.00%(1)(2)	1,167,156
1,209,000	Eagle RE Ltd. 7.32%, 09/26/2033, 30 day USD SOFR Average + 2.00%(1)(2)	1,209,704
2,141,000	Home RE Ltd. 9.92%, 10/25/2033, 30 day USD SOFR Average + 4.60%(1)(2)	2,143,351
735,000	PFP Ltd. 7.70%, 09/16/2038, 1 mo. USD Term SOFR + 2.36%(1)(2)	733,847
2,780,000	Radnor RE Ltd. 12.07%, 09/25/2032, 30 day USD SOFR Average + 6.75%(1)(2)	2,964,211
		19,132,547
	Cayman Islands - 2.5%
1,750,000	37 Capital CLO III Ltd. 7.44%, 04/15/2036, 3 mo. USD Term SOFR + 2.05%(1)(2)	1,742,482
1,185,000	720 East CLO Ltd. 8.45%, 10/15/2036, 3 mo. USD Term SOFR + 3.05%(1)(2)	1,168,910
2,125,000	Apidos CLO XII Ltd. 8.26%, 04/15/2031, 3 mo. USD Term SOFR + 2.86%(1)(2)	2,003,588
2,625,000	Apidos CLO XXXII Ltd. 7.00%, 01/20/2033, 3 mo. USD Term SOFR + 1.58%(1)(2)	2,618,613
1,500,000	Ares LXIV CLO Ltd. 6.83%, 04/15/2035, 3 mo. USD Term SOFR + 1.44%(1)(2)	1,481,634
1,285,000	Ares XXXIV CLO Ltd. 7.26%, 04/17/2033, 3 mo. USD Term SOFR + 1.86%(1)(2)	1,259,454
500,000	Atrium IX 9.25%, 05/28/2030, 3 mo. USD Term SOFR + 3.86%(1)(2)	481,780
1,000,000	Ballyrock CLO 18 Ltd. 7.31%, 01/15/2035, 3 mo. USD Term SOFR + 1.91%(1)(2)	982,771
1,685,000	Barings CLO Ltd. 7.72%, 04/20/2036, 3 mo. USD Term SOFR + 2.30%(1)(2)	1,684,931
480,000	BDS Ltd. 7.75%, 12/16/2036, 1 mo. USD Term SOFR + 2.41%(1)(2)	460,036
1,685,000	Benefit Street Partners CLO XIX Ltd. 12.68%, 01/15/2033, 3 mo. USD Term SOFR + 7.28%(1)(2)	1,597,230
2,000,000	Benefit Street Partners CLO XXII Ltd. 6.77%, 04/20/2035, 3 mo. USD Term SOFR + 1.35%(1)(2)	1,981,424
3,110,000	BSPRT Issuer Ltd. 7.56%, 09/15/2035, 1 mo. USD Term SOFR + 2.26%(1)(2)	3,094,845
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.7% - (continued)
	Cayman Islands - 2.5% - (continued)
$ 500,000	Carlyle C17 CLO Ltd. 8.45%, 04/30/2031, 3 mo. USD Term SOFR + 3.06%(1)(2)	$ 467,517
890,000	Cent CLO 21 Ltd. 8.85%, 07/27/2030, 3 mo. USD Term SOFR + 3.46%(1)(2)	832,210
2,930,000	CIFC Funding Ltd. 7.58%, 04/20/2034, 3 mo. USD Term SOFR + 2.16%(1)(2)	2,857,017
940,000	Dryden 36 Senior Loan Fund 12.54%, 04/15/2029, 3 mo. USD Term SOFR + 7.14%(1)(2)	829,727
	Elmwood CLO Ltd.
3,125,000	8.30%, 10/17/2036, 3 mo. USD Term SOFR + 2.90%(1)(2)	3,124,656
2,120,000	8.40%, 04/17/2036, 3 mo. USD Term SOFR + 3.00%(1)(2)	2,126,932
2,000,000	Elmwood CLO VII Ltd. 8.12%, 01/17/2034, 3 mo. USD Term SOFR + 2.70%(1)(2)	1,999,798
1,280,000	Flatiron CLO 20 Ltd. 7.39%, 11/20/2033, 3 mo. USD Term SOFR + 2.01%(1)(2)	1,266,669
770,000	Greystone CRE Notes Ltd. 7.45%, 07/15/2039, 1 mo. USD Term SOFR + 2.11%(1)(2)	726,060
1,500,000	Harriman Park CLO Ltd. 8.78%, 04/20/2034, 3 mo. USD Term SOFR + 3.36%(1)(2)	1,450,960
1,950,000	Hayfin U.S. XII Ltd. 9.84%, 01/20/2034, 3 mo. USD Term SOFR + 4.42%(1)(2)	1,865,052
1,331,357	Horizon Aircraft Finance I Ltd. 4.46%, 12/15/2038(1)	1,140,015
2,115,470	Horizon Aircraft Finance III Ltd. 3.43%, 11/15/2039(1)	1,663,356
1,305,400	KKR CLO 32 Ltd. 12.81%, 01/15/2032, 3 mo. USD Term SOFR + 7.41%(1)(2)	1,259,445
56,955	LCM XVIII LP 9.11%, 07/15/2027, 3 mo. USD Term SOFR + 3.71%(1)(2)	56,679
3,000,000	Madison Park Funding XIII Ltd. 7.56%, 04/19/2030, 3 mo. USD Term SOFR + 2.16%(1)(2)	2,948,508
430,000	Magnetite XV Ltd. 8.39%, 07/25/2031, 3 mo. USD Term SOFR + 3.01%(1)(2)	417,611
2,775,000	Magnetite XXV Ltd. 8.94%, 01/25/2032, 3 mo. USD Term SOFR + 3.56%(1)(2)	2,774,403
2,015,000	Magnetite XXXIV Ltd. 7.29%, 04/20/2036, 3 mo. USD Term SOFR + 1.87%(1)(2)	2,013,908
750,000	Neuberger Berman Loan Advisers CLO 39 Ltd. 12.88%, 01/20/2032, 3 mo. USD Term SOFR + 7.46%(1)(2)	743,182
	OCP CLO Ltd.
2,130,000	8.66%, 04/24/2029, 3 mo. USD Term SOFR + 3.26%(1)(2)	2,112,506
750,000	9.41%, 01/17/2032, 3 mo. USD Term SOFR + 4.01%(1)(2)	730,685

The accompanying notes are an integral part of these financial statements.
172

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.7% - (continued)
	Cayman Islands - 2.5% - (continued)
$ 1,000,000	13.33%, 10/09/2033, 3 mo. USD Term SOFR + 7.92%(1)(2)	$ 999,998
2,560,000	Octagon 67 Ltd. 8.48%, 04/25/2036, 3 mo. USD Term SOFR + 3.10%(1)(2)	2,558,208
2,765,000	Octagon Investment Partners 28 Ltd. 7.91%, 10/24/2030, 3 mo. USD Term SOFR + 2.51%(1)(2)	2,679,448
970,000	Octagon Investment Partners XXI Ltd. 12.63%, 02/14/2031, 3 mo. USD Term SOFR + 7.26%(1)(2)	871,798
1,500,000	OZLM XVIII Ltd. 7.51%, 04/15/2031, 3 mo. USD Term SOFR + 2.11%(1)(2)	1,435,537
	Palmer Square CLO Ltd.
2,190,000	7.56%, 10/20/2033, 3 mo. USD Term SOFR + 2.15%(1)(2)	2,189,459
1,370,000	8.02%, 01/20/2036, 3 mo. USD Term SOFR + 2.60%(1)(2)	1,372,195
	Palmer Square Loan Funding Ltd.
1,500,000	7.25%, 11/25/2028, 3 mo. USD Term SOFR + 1.86%(1)(2)	1,495,147
1,110,000	8.04%, 05/20/2029, 3 mo. USD Term SOFR + 2.66%(1)(2)	1,079,636
2,495,000	8.49%, 10/15/2030, 3 mo. USD Term SOFR + 3.10%(1)(2)	2,443,603
1,155,000	Race Point VIII CLO Ltd. 9.14%, 02/20/2030, 3 mo. USD Term SOFR + 3.76%(1)(2)	1,135,664
500,000	Regatta XVII Funding Ltd. 13.27%, 10/15/2033, 3 mo. USD Term SOFR + 7.87%(1)(2)	488,683
1,875,000	Sixth Street CLO XXII Ltd. 8.41%, 04/22/2036, 3 mo. USD Term SOFR + 3.00%(1)(2)	1,880,702
1,620,000	Sixth Street CLO XXIII Ltd. 7.71%, 10/23/2036, 3 mo. USD Term SOFR + 2.25%(1)(2)	1,620,000
1,500,000	Sound Point CLO II Ltd. 7.49%, 01/26/2031, 3 mo. USD Term SOFR + 2.11%(1)(2)	1,423,802
835,000	Sound Point CLO V-R Ltd. 8.76%, 07/18/2031, 3 mo. USD Term SOFR + 3.36%(1)(2)	725,230
1,350,000	Sound Point CLO XXXIII Ltd. 7.28%, 04/25/2035, 3 mo. USD Term SOFR + 1.90%(1)(2)	1,293,843
3,300,000	Stratus CLO Ltd. 7.58%, 12/28/2029, 3 mo. USD Term SOFR + 2.16%(1)(2)	3,232,624
1,000,000	Symphony CLO XXII Ltd. 7.81%, 04/18/2033, 3 mo. USD Term SOFR + 2.41%(1)(2)	979,780
1,000,000	TCI-Flatiron CLO Ltd. 11.65%, 01/17/2032, 3 mo. USD Term SOFR + 6.25%(1)(2)	962,977
671,890	Thunderbolt II Aircraft Lease Ltd. 4.15%, 09/15/2038(1)(3)	577,845
		85,410,773
	Jersey - 0.1%
1,170,000	Bain Capital Credit CLO Ltd. 8.32%, 10/21/2036, 3 mo. USD Term SOFR + 2.90%(1)(2)	1,165,291
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.7% - (continued)
	Jersey - 0.1% - (continued)
$ 1,800,000	Ballyrock CLO Ltd. 8.58%, 04/25/2036, 3 mo. USD Term SOFR + 3.20%(1)(2)	$ 1,804,493
1,250,000	Benefit Street Partners CLO XXIX 8.48%, 01/25/2036, 3 mo. USD Term SOFR + 3.10%(1)(2)	1,256,505
985,000	Benefit Street Partners CLO XXX Ltd. 8.93%, 04/25/2036, 3 mo. USD Term SOFR + 3.55%(1)(2)	988,139
		5,214,428
	United States - 5.5%
	AASET Trust
2,597,704	2.80%, 01/15/2047(1)	2,178,253
597,259	3.54%, 01/15/2047(1)	466,703
772,967	3.84%, 05/15/2039(1)	579,697
810,000	ACRE Commercial Mortgage Ltd. 6.85%, 12/18/2037, 1 mo. USD Term SOFR + 1.51%(1)(2)	785,019
2,260,000	Affirm Asset Securitization Trust 6.61%, 01/18/2028(1)	2,248,094
1,400,000	Ajax Mortgage Loan Trust 2.35%, 09/25/2065(1)(4)	1,028,754
	American Credit Acceptance Receivables Trust
1,880,000	2.46%, 03/13/2028(1)	1,783,580
2,055,000	6.82%, 10/12/2029(1)	2,020,889
2,384,000	AMSR Trust 2.01%, 11/17/2037(1)	2,148,617
	Angel Oak Mortgage Trust
1,675,000	3.81%, 04/25/2065(1)(4)	1,427,413
1,717,000	Angel Oak Mortgage Trust I LLC 4.72%, 09/25/2048(1)(4)	1,628,016
521,772	Antler Mortgage Trust 3.12%, 11/25/2024(1)(3)	508,999
	Arbor Realty Commercial Real Estate Notes Ltd.
1,060,000	6.85%, 05/15/2036, 1 mo. USD Term SOFR + 1.51%(1)(2)	1,039,931
895,000	7.05%, 08/15/2034, 1 mo. USD Term SOFR + 1.71%(1)(2)	858,524
1,310,000	AREIT LLC 7.45%, 02/17/2028, 1 mo. USD Term SOFR + 2.11%(1)(2)	1,304,755
3,685,000	Avis Budget Rental Car Funding AESOP LLC 5.78%, 04/20/2028(1)	3,627,131
545,000	Bank of America Merrill Lynch Commercial Mortgage Trust 3.00%, 07/15/2049(1)	404,450
1,500,000	Battery Park CLO II Ltd. 8.62%, 10/20/2035, 3 mo. USD Term SOFR + 3.20%(1)(2)	1,499,670
5,184,787	BBCMS Mortgage Trust 1.62%, 04/15/2053(4)(5)	326,880
2,644,757	Benchmark Mortgage Trust 1.02%, 03/15/2052(4)(5)	105,513
1,150,000	BPR Trust 6.86%, 12/15/2038, 1 mo. USD Term SOFR + 1.53%(1)(2)	1,086,451
	BRAVO Residential Funding Trust
2,206,089	1.99%, 10/25/2059(1)(3)	2,073,096
432,000	2.29%, 03/25/2060(1)(4)	340,582
1,090,000	2.32%, 02/25/2049(1)(4)	766,026
1,334,000	5.09%, 05/25/2060(1)(4)	1,239,597
1,500,000	Bridge Trust 3.40%, 11/17/2037(1)	1,408,105

The accompanying notes are an integral part of these financial statements.
173

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.7% - (continued)
	United States - 5.5% - (continued)
	BX Commercial Mortgage Trust
$ 2,990,000	7.45%, 06/15/2027, 1 mo. USD Term SOFR + 2.11%(1)(2)	$ 2,984,381
1,169,000	7.45%, 09/15/2036, 1 mo. USD Term SOFR + 2.11%(1)(2)	1,108,363
959,000	7.55%, 10/15/2037, 1 mo. USD Term SOFR + 2.21%(1)(2)	930,721
2,135,000	8.20%, 10/15/2037, 1 mo. USD Term SOFR + 2.86%(1)(2)	2,062,403
	BX Trust
3,100,000	7.04%, 09/15/2034, 1 mo. USD Term SOFR + 1.70%(1)(2)	2,946,556
1,075,000	7.09%, 10/15/2036, 1 mo. USD Term SOFR + 1.76%(1)(2)	1,027,858
528,721	7.70%, 01/15/2034, 1 mo. USD Term SOFR + 2.36%(1)(2)	504,849
1,360,000	BXSC Commercial Mortgage Trust 7.73%, 03/15/2035, 1 mo. USD Term SOFR + 2.39%(1)(2)	1,337,853
895,000	CAMB Commercial Mortgage Trust 7.13%, 12/15/2037, 1 mo. USD Term SOFR + 1.86%(1)(2)	882,952
6,985,861	Cantor Commercial Real Estate Lending 1.13%, 05/15/2052(4)(5)	284,861
	Castlelake Aircraft Structured Trust
249,453	2.74%, 08/15/2041(1)	225,389
1,029,455	3.97%, 04/15/2039(1)	915,566
4,041,238	CF Hippolyta Issuer LLC 2.28%, 07/15/2060(1)	3,567,136
3,000,000	Citigroup Commercial Mortgage Trust 6.36%, 07/10/2028(1)(4)	2,953,666
	COLT Mortgage Loan Trust
2,258,000	3.31%, 07/27/2054(1)(4)	1,479,931
3,129,425	7.18%, 09/25/2068(1)(3)	3,127,857
770,000	Commercial Mortgage Trust 4.64%, 02/10/2047(4)	669,148
12,248,173	CSAIL Commercial Mortgage Trust 0.81%, 04/15/2050(4)(5)	67,325
	CSMC Trust
1,633,922	1.84%, 10/25/2066(1)(4)	1,359,215
546,272	3.25%, 04/25/2047(1)(4)	471,215
375,000	DT Auto Owner Trust 2.65%, 09/15/2028(1)	341,658
2,035,000	Exeter Automobile Receivables Trust 6.51%, 08/15/2028	2,020,318
1,315,000	ExteNet LLC 3.20%, 07/25/2049(1)	1,268,877
	Federal National Mortgage Association Connecticut Avenue Securities
1,230,742	7.27%, 09/25/2043, 30 day USD SOFR Average + 1.95%(1)(2)	1,232,692
27,147	7.54%, 10/25/2039, 30 day USD SOFR Average + 2.21%(1)(2)	27,147
930,970	7.59%, 11/25/2039, 30 day USD SOFR Average + 2.26%(1)(2)	930,970
765,000	8.32%, 04/25/2042, 30 day USD SOFR Average + 3.00%(1)(2)	771,449
1,415,000	8.42%, 06/25/2043, 30 day USD SOFR Average + 3.10%(1)(2)	1,443,054
1,856,739	8.69%, 01/25/2040, 30 day USD SOFR Average + 3.36%(1)(2)	1,876,388
806,000	8.82%, 03/25/2042, 30 day USD SOFR Average + 3.50%(1)(2)	837,350
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.7% - (continued)
	United States - 5.5% - (continued)
$ 2,500,000	8.84%, 10/25/2039, 30 day USD SOFR Average + 3.51%(1)(2)	$ 2,535,910
1,000,000	9.04%, 01/25/2030, 30 day USD SOFR Average + 3.71%(2)	1,052,362
3,156,000	9.07%, 12/25/2042, 30 day USD SOFR Average + 3.75%(1)(2)	3,273,157
2,105,000	9.09%, 02/25/2040, 30 day USD SOFR Average + 3.76%(1)(2)	2,189,684
1,845,661	9.19%, 09/25/2039, 30 day USD SOFR Average + 3.86%(1)(2)	1,876,816
1,260,000	9.22%, 04/25/2043, 30 day USD SOFR Average + 3.90%(1)(2)	1,308,389
3,840,000	9.69%, 01/25/2031, 30 day USD SOFR Average + 4.36%(2)	4,160,964
2,400,000	9.79%, 07/25/2031, 30 day USD SOFR Average + 4.46%(1)(2)	2,555,387
1,715,000	9.82%, 01/25/2042, 30 day USD SOFR Average + 4.50%(1)(2)	1,748,997
1,730,000	10.07%, 09/25/2042, 30 day USD SOFR Average + 4.75%(1)(2)	1,860,074
4,086,182	10.69%, 06/25/2039, 30 day USD SOFR Average + 5.36%(1)(2)	4,349,358
600,000	First Investors Auto Owner Trust 3.14%, 11/15/2028(1)	530,604
	FirstKey Homes Trust
2,040,000	3.02%, 10/19/2037(1)	1,862,445
820,361	4.25%, 07/17/2039(1)	764,521
960,000	FRTKL Group, Inc. 3.17%, 09/17/2038(1)	797,472
2,410,000	FS Rialto Issuer LLC 7.91%, 08/17/2037, 1 mo. USD Term SOFR + 2.58%(1)(2)	2,411,940
291,044	FWD Securitization Trust 2.44%, 01/25/2050(1)(4)	255,390
792,262	GCAT Trust 4.21%, 02/25/2067(1)(4)	719,606
425,000	GLS Auto Receivables Issuer Trust 3.97%, 01/18/2028(1)	399,746
1,197,055	GS Mortgage Securities Corp. Trust 7.40%, 09/15/2031, 1 mo. USD Term SOFR + 2.06%(1)(2)	1,182,324
1,730,000	Hertz Vehicle Financing LLC 4.61%, 09/25/2026(1)	1,647,331
2,047,879	Home Partners of America Trust 4.73%, 04/17/2039(1)	1,861,838
1,400,000	HONO Mortgage Trust 7.30%, 10/15/2036, 1 mo. USD Term SOFR + 1.96%(1)(2)	1,294,890
725,385	Imperial Fund Mortgage Trust 5.94%, 02/25/2068(1)(3)	711,313
450,376	JP Morgan Chase Bank NA 6.62%, 03/25/2051, 30 day USD SOFR Average + 1.30%(1)(2)	423,395
	JP Morgan Chase Commercial Mortgage Securities Trust
2,580,000	3.62%, 01/16/2037(1)	1,857,600
2,630,000	7.15%, 04/15/2038, 1 mo. USD Term SOFR + 1.81%(1)(2)	2,568,533
36,694,177	JPMBB Commercial Mortgage Securities Trust 0.58%, 09/15/2047(4)(5)	122,199
	Legacy Mortgage Asset Trust
291,836	1.89%, 10/25/2066(1)(3)	265,703
2,667,483	7.25%, 11/25/2059(1)(3)	2,657,191

The accompanying notes are an integral part of these financial statements.
174

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.7% - (continued)
	United States - 5.5% - (continued)
$ 723,343	Lendbuzz Securitization Trust 1.46%, 06/15/2026(1)	$ 688,667
	LHOME Mortgage Trust
1,039,039	2.09%, 06/25/2026(1)(3)	1,026,256
240,216	3.09%, 02/25/2026(1)(4)	233,068
915,000	3.97%, 02/25/2027(1)	886,495
1,690,709	Life Mortgage Trust 7.80%, 03/15/2038, 1 mo. USD Term SOFR + 2.46%(1)(2)	1,609,927
1,066,917	LSTAR Securities Investment Ltd. 8.23%, 02/01/2026, 1 mo. USD Term SOFR + 2.91%(1)(2)	1,047,134
1,082,105	MFA Trust 5.75%, 11/25/2067(1)(3)	1,053,097
2,767,473	MHC Commercial Mortgage Trust 7.05%, 04/15/2038, 1 mo. USD Term SOFR + 1.72%(1)(2)	2,705,196
	Morgan Stanley Capital I Trust
7,736,537	1.32%, 06/15/2050(4)(5)	224,895
1,600,000	6.84%, 07/15/2035, 1 mo. USD Term SOFR + 1.31%(1)(2)	1,571,873
1,620,000	7.69%, 12/15/2036, 1 mo. USD Term SOFR + 2.36%(1)(2)	502,200
1,460,000	Morgan Stanley Eaton Vance CLO Ltd. 7.34%, 04/15/2035, 3 mo. USD Term SOFR + 1.95%(1)(2)	1,426,935
1,101,750	Neighborly Issuer LLC 3.58%, 04/30/2051(1)	916,408
2,105,246	NYMT Loan Trust I 2.24%, 05/25/2026(1)(3)	2,085,187
1,800,250	Planet Fitness Master Issuer LLC 4.67%, 09/05/2048(1)	1,722,746
146,268	PMT Credit Risk Transfer Trust 9.14%, 11/27/2031, 30 day USD SOFR Average + 3.81%(1)(2)	145,294
	Preston Ridge Partners Mortgage LLC
1,342,498	1.79%, 06/25/2026(1)(3)	1,212,961
430,279	2.36%, 11/25/2025(1)(3)	416,717
780,000	3.47%, 07/25/2026(1)(3)	649,159
1,145,000	3.67%, 08/25/2026(1)(3)	963,899
970,000	3.72%, 04/25/2026(1)(3)	878,085
1,870,000	3.97%, 10/25/2026(1)(4)	1,566,177
	PRET LLC
565,000	3.72%, 07/25/2051(1)(3)	461,240
1,325,000	3.84%, 07/25/2051(1)(3)	1,163,855
	Progress Residential Trust
1,335,000	2.55%, 04/19/2038(1)	1,168,942
1,970,000	3.18%, 10/17/2038(1)	1,672,451
1,355,000	4.65%, 03/17/2040(1)	1,242,213
	Ready Capital Mortgage Financing LLC
395,000	7.34%, 07/25/2036, 1 mo. USD Term SOFR + 2.01%(1)(2)	376,298
1,828,761	7.70%, 10/25/2039, 1 mo. USD Term SOFR + 2.37%(1)(2)	1,830,330
870,357	Santander Bank Auto Credit-Linked Notes 5.28%, 05/15/2032(1)	859,519
5,125,000	Santander Drive Auto Receivables Trust 6.04%, 12/15/2031	5,042,779
845,000	SG Commercial Mortgage Securities Trust 4.82%, 10/10/2048(4)	676,697
749,063	Sonic Capital LLC 2.19%, 08/20/2051(1)	600,387
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.7% - (continued)
	United States - 5.5% - (continued)
$ 1,635,000	STAR Trust 7.85%, 04/17/2038, 1 mo. USD Term SOFR + 2.51%(1)(2)	$ 1,580,734
930,993	Toorak Mortgage Corp. Ltd. 2.24%, 06/25/2024(1)(3)	906,043
1,781,953	Towd Point Mortgage Trust 3.75%, 01/25/2063(1)	1,601,395
490,000	Tricon Residential Trust 4.75%, 04/17/2039(1)	446,596
1,325,000	Vantage Data Centers Issuer LLC 1.65%, 09/15/2045(1)	1,200,064
	VCAT LLC
3,476,000	3.84%, 08/25/2051(1)(3)	2,896,074
1,270,000	3.97%, 09/25/2051(1)(3)	1,080,306
1,700,000	Verus Securitization Trust 3.20%, 10/25/2063(1)(4)	1,242,699
1,069,000	Vista Point Securitization Trust 3.40%, 04/25/2065(1)(4)	874,009
367,927	VOLT C LLC 1.99%, 05/25/2051(1)(3)	333,170
750,000	VOLT XCIII LLC 4.83%, 02/27/2051(1)(3)	584,706
1,008,832	VOLT XCV LLC 2.24%, 03/27/2051(1)(3)	932,169
681,200	VOLT XCVI LLC 2.12%, 03/27/2051(1)(3)	631,114
1,865,000	VOLT XCVII LLC 4.83%, 04/25/2051(1)(3)	1,367,430
1,534,574	Wave LLC 3.60%, 09/15/2044(1)	1,264,412
	Wells Fargo Commercial Mortgage Trust
2,000,000	3.07%, 08/15/2049(4)	1,066,946
1,455,000	3.15%, 09/15/2057(1)	1,241,223
	Wells Fargo NA
3,540,669	0.94%, 02/15/2052(4)(5)	129,061
10,033,667	1.01%, 04/15/2052(4)(5)	419,888
9,404,037	1.21%, 03/15/2063(4)(5)	509,436
	Westlake Automobile Receivables Trust
1,825,000	2.33%, 08/17/2026(1)	1,728,539
1,350,000	6.47%, 03/15/2029(1)	1,317,699
	WFRBS Commercial Mortgage Trust
5,430,642	1.18%, 03/15/2047(4)(5)	54
857,418	4.98%, 06/15/2044(1)(4)	796,627
1,180,000	WSTN Trust 7.02%, 07/05/2037(1)(4)	1,167,874
		185,732,387
	Total Asset & Commercial Mortgage-Backed Securities (cost $310,484,047)	$ 295,490,135
CONVERTIBLE BONDS - 0.2%
	Israel - 0.1%
4,555,000	Teva Pharmaceutical Finance Co. LLC 0.25%, 02/01/2026	$ 4,373,119
	United Kingdom - 0.0%
GBP 1,000,000	Trainline PLC 1.00%, 01/14/2026(6)	1,051,764
	United States - 0.1%
$ 357,000	Insulet Corp. 0.38%, 09/01/2026	328,976

The accompanying notes are an integral part of these financial statements.
175

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.2% - (continued)
	United States - 0.1% - (continued)
$ 500,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 309,371
580,000	NuVasive, Inc. 0.38%, 03/15/2025	531,570
		1,169,917
	Total Convertible Bonds (cost $7,288,334)	$ 6,594,800
CORPORATE BONDS - 14.3%
	Brazil - 0.3%
8,715,000	Aegea Finance SARL 9.00%, 01/20/2031(1)	$ 8,693,212
	Canada - 0.1%
1,140,000	1011778 BC ULC/New Red Finance, Inc. 3.88%, 01/15/2028(1)	1,017,778
2,735,000	Nutrien Ltd. 5.90%, 11/07/2024	2,729,332
		3,747,110
	Chile - 0.1%
	Corp. Nacional del Cobre de Chile
2,925,000	5.95%, 01/08/2034(1)	2,714,509
1,235,000	6.30%, 09/08/2053(1)	1,066,053
		3,780,562
	Colombia - 0.4%
	Ecopetrol SA
7,495,000	8.63%, 01/19/2029	7,472,299
4,758,000	8.88%, 01/13/2033	4,568,037
		12,040,336
	France - 0.0%
350,000	Banijay Entertainment SASU 8.13%, 05/01/2029(1)	343,763
EUR 800,000	Burger King France SAS 8.72%, 11/01/2026, 3 mo. EURIBOR + 4.75%(1)(2)	847,369
		1,191,132
	Ireland - 0.3%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
$ 3,880,000	1.65%, 10/29/2024	3,699,657
7,800,000	1.75%, 10/29/2024	7,447,474
		11,147,131
	Israel - 0.5%
	Energian Israel Finance Ltd.
7,907,000	4.88%, 03/30/2026(6)	6,958,160
4,540,000	5.88%, 03/30/2031(6)	3,619,833
5,245,000	8.50%, 09/30/2033(6)	4,569,706
	Teva Pharmaceutical Finance Netherlands II BV
EUR 1,530,000	3.75%, 05/09/2027	1,473,076
877,000	6.00%, 01/31/2025	922,396
		17,543,171
	Italy - 0.2%
$ 7,315,000	Telecom Italia SpA 5.30%, 05/30/2024(1)	7,173,323
	Japan - 0.1%
2,235,000	NTT Finance Corp. 4.14%, 07/26/2024(1)	2,205,758
	Luxembourg - 0.1%
EUR 2,075,000	Altice Financing SA 2.25%, 01/15/2025(1)	2,112,127
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.3% - (continued)
	Mexico - 0.2%
$ 2,700,000	BBVA Bancomer SA 8.45%, 06/29/2038, (8.45% fixed rate until 06/29/2037; 5 yr. USD CMT + 4.66% thereafter)(1)(7)	$ 2,574,067
3,730,000	Bimbo Bakeries USA, Inc. 6.40%, 01/15/2034(1)	3,741,712
2,085,000	Unifin Financiera SAB de CV 9.88%, 01/28/2029(1)(8)	31,275
		6,347,054
	Netherlands - 0.1%
EUR 810,000	Boels Topholding BV 6.25%, 02/15/2029(1)	848,807
$ 2,025,000	Trivium Packaging Finance BV 5.50%, 08/15/2026(1)	1,835,617
		2,684,424
	Qatar - 0.2%
9,222,000	QatarEnergy 3.30%, 07/12/2051(6)	5,621,252
	South Korea - 0.1%
4,970,000	SK Hynix, Inc. 6.50%, 01/17/2033(6)	4,740,072
	Spain - 0.0%
EUR 1,175,000	Grifols SA 3.88%, 10/15/2028(1)	1,032,708
	Sweden - 0.0%
650,000	Verisure Holding AB 3.25%, 02/15/2027(6)	620,708
	United Kingdom - 0.4%
$ 550,000	Merlin Entertainments Ltd. 5.75%, 06/15/2026(1)	514,414
GBP 9,796,000	National Grid Electricity Distribution West Midlands PLC 6.00%, 05/09/2025(6)	11,860,938
EUR 1,480,000	Pinnacle Bidco PLC 8.25%, 10/11/2028(1)	1,515,251
700,000	Virgin Media Finance PLC 3.75%, 07/15/2030(6)	599,017
		14,489,620
	United States - 11.2%
$ 6,050,000	AbbVie, Inc. 2.60%, 11/21/2024	5,845,198
610,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(1)	543,847
700,000	Acrisure LLC/Acrisure Finance, Inc. 10.13%, 08/01/2026(1)	704,461
EUR 239,873	Adient Global Holdings Ltd. 3.50%, 08/15/2024(6)	249,367
$ 5,983,333	American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(1)	5,819,097
	American Tower Corp.
4,315,000	2.40%, 03/15/2025	4,097,360
770,000	2.95%, 01/15/2025	741,217
1,000,000	4.00%, 06/01/2025	966,691
	AmeriGas Partners LP/AmeriGas Finance Corp.
600,000	5.50%, 05/20/2025	575,205
520,000	9.38%, 06/01/2028(1)	514,061
	Amgen, Inc.
11,400,000	5.25%, 03/02/2025	11,307,237
11,370,000	5.51%, 03/02/2026	11,309,389
750,000	APX Group, Inc. 5.75%, 07/15/2029(1)	623,588

The accompanying notes are an integral part of these financial statements.
176

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.3% - (continued)
	United States - 11.2% - (continued)
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
$ 1,645,000	4.13%, 08/15/2026(1)	$ 1,445,786
1,650,000	5.25%, 04/30/2025(1)	1,586,095
	AT&T, Inc.
6,095,000	0.90%, 03/25/2024	5,972,619
6,685,000	5.54%, 02/20/2026	6,630,795
2,130,000	AthenaHealth Group, Inc. 6.50%, 02/15/2030(1)	1,738,326
1,105,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	984,001
	Ball Corp.
2,370,000	4.00%, 11/15/2023	2,364,115
5,850,000	5.25%, 07/01/2025	5,758,813
355,000	Bausch & Lomb Escrow Corp. 8.38%, 10/01/2028(1)(9)	352,089
1,350,000	Baxter International, Inc. 0.87%, 12/01/2023	1,344,419
	Becton Dickinson & Co.
6,325,000	3.36%, 06/06/2024	6,225,270
3,775,000	3.73%, 12/15/2024	3,682,341
2,375,000	BellRing Brands, Inc. 7.00%, 03/15/2030(1)(10)	2,295,272
EUR 10,765,000	Booking Holdings, Inc. 4.00%, 11/15/2026	11,478,156
$ 3,225,000	Brighthouse Financial Global Funding 6.10%, 04/12/2024, 3 mo. USD SOFR + 0.76%(1)(2)	3,213,217
2,970,000	Buckeye Partners LP 4.13%, 03/01/2025(1)	2,828,331
	Caesars Entertainment, Inc.
11,330,000	6.25%, 07/01/2025(1)	11,164,000
275,000	8.13%, 07/01/2027(1)	272,466
8,971,000	CCO Holdings LLC/CCO Holdings Capital Corp. 5.13%, 05/01/2027(1)	8,259,860
3,785,000	Celanese U.S. Holdings LLC 6.35%, 11/15/2028	3,697,319
	Charter Communications Operating LLC/Charter Communications Operating Capital
4,756,000	4.50%, 02/01/2024	4,717,554
9,985,000	4.91%, 07/23/2025	9,760,227
	Cinemark USA, Inc.
730,000	5.25%, 07/15/2028(1)	634,531
590,000	5.88%, 03/15/2026(1)(10)	560,227
	Clarios Global LP/Clarios U.S. Finance Co.
EUR 1,115,000	4.38%, 05/15/2026(1)	1,128,166
$ 3,245,000	6.25%, 05/15/2026(1)	3,168,922
	Clearway Energy Operating LLC
670,000	3.75%, 02/15/2031(1)	522,396
700,000	4.75%, 03/15/2028(1)	624,818
5,837,000	Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029(1)	5,302,563
3,400,000	CommonSpirit Health 2.76%, 10/01/2024	3,301,405
550,000	Credit Acceptance Corp. 6.63%, 03/15/2026(10)	521,876
3,300,000	Crown Castle, Inc. 3.20%, 09/01/2024	3,222,407
9,275,000	CVS Health Corp. 2.63%, 08/15/2024	9,033,247
6,790,000	Dominion Energy, Inc. 3.30%, 03/15/2025	6,553,640
3,187,000	DT Midstream, Inc. 4.13%, 06/15/2029(1)	2,740,000
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.3% - (continued)
	United States - 11.2% - (continued)
$ 2,575,000	Elevance Health, Inc. 3.35%, 12/01/2024	$ 2,506,301
EUR 2,110,000	Energizer Gamma Acquisition BV 3.50%, 06/30/2029(1)	1,753,069
$ 2,111,000	EnLink Midstream LLC 5.63%, 01/15/2028(1)	1,990,433
1,200,000	EnLink Midstream Partners LP 4.15%, 06/01/2025	1,141,051
	EQM Midstream Partners LP
970,000	4.00%, 08/01/2024	942,969
1,323,000	4.50%, 01/15/2029(1)	1,160,354
1,135,000	6.00%, 07/01/2025(1)	1,109,780
2,325,000	Exelon Corp. 3.95%, 06/15/2025	2,248,829
	Ford Motor Credit Co. LLC
6,565,000	3.37%, 11/17/2023	6,556,094
1,775,000	3.81%, 01/09/2024	1,764,832
	Freedom Mortgage Corp.
1,110,000	12.00%, 10/01/2028(1)	1,110,036
1,140,000	12.25%, 10/01/2030(1)	1,139,535
1,720,000	Gen Digital, Inc. 6.75%, 09/30/2027(1)	1,674,422
5,900,000	General Motors Financial Co., Inc. 6.05%, 10/10/2025	5,875,015
6,775,000	Haleon U.K. Capital PLC 3.13%, 03/24/2025	6,511,723
2,190,000	Haleon U.S. Capital LLC 3.02%, 03/24/2024	2,161,423
	Hanesbrands, Inc.
850,000	4.88%, 05/15/2026(1)(10)	780,951
200,000	9.00%, 02/15/2031(1)(10)	185,988
2,675,000	International Business Machines Corp. 3.00%, 05/15/2024	2,635,378
EUR 2,020,000	IQVIA, Inc. 2.25%, 01/15/2028(1)	1,877,750
$ 5,940,000	JP Morgan Chase & Co. 6.07%, 10/22/2027, (6.07% fixed rate until 10/22/2026; 6 mo. USD SOFR + 1.33% thereafter)(7)	5,931,335
	Las Vegas Sands Corp.
642,000	2.90%, 06/25/2025	602,520
8,235,000	3.20%, 08/08/2024	8,013,132
13,571,000	Live Nation Entertainment, Inc. 6.50%, 05/15/2027(1)	13,224,234
1,525,000	LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75%, 02/15/2026(1)	1,376,432
600,000	Matador Resources Co. 6.88%, 04/15/2028(1)	584,757
1,150,000	Mativ Holdings, Inc. 6.88%, 10/01/2026(1)	1,035,000
1,210,000	Medline Borrower LP 3.88%, 04/01/2029(1)	1,023,030
1,990,000	Midcap Financial Issuer Trust 6.50%, 05/01/2028(1)	1,686,299
5,407,500	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(1)	5,342,200
2,925,000	Mondelez International, Inc. 2.13%, 03/17/2024	2,882,966
	Nationstar Mortgage Holdings, Inc.
1,375,000	5.00%, 02/01/2026(1)	1,277,729
650,000	5.50%, 08/15/2028(1)	574,405
535,000	Navient Corp. 9.38%, 07/25/2030	504,080
545,000	NCL Corp. Ltd. 5.88%, 02/15/2027(1)	501,650
2,315,000	Netflix, Inc. 4.38%, 11/15/2026	2,225,492

The accompanying notes are an integral part of these financial statements.
177

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.3% - (continued)
	United States - 11.2% - (continued)
$ 500,000	Newell Brands, Inc. 4.88%, 06/01/2025	$ 479,767
860,000	Newfold Digital Holdings Group, Inc. 11.75%, 10/15/2028(1)	874,809
	NextEra Energy Capital Holdings, Inc.
2,935,000	5.75%, 09/01/2025	2,920,899
5,355,000	6.05%, 03/01/2025	5,351,719
3,175,000	NextEra Energy Operating Partners LP 4.25%, 07/15/2024(1)	3,113,761
1,075,000	NFP Corp. 8.50%, 10/01/2031(1)	1,056,986
	Novelis Corp.
1,515,000	3.25%, 11/15/2026(1)	1,348,135
800,000	3.88%, 08/15/2031(1)	624,306
	Occidental Petroleum Corp.
1,865,000	2.90%, 08/15/2024	1,819,039
4,385,000	5.88%, 09/01/2025	4,369,784
1,175,000	OneMain Finance Corp. 6.88%, 03/15/2025	1,159,321
3,500,000	Oracle Corp. 5.80%, 11/10/2025(10)	3,498,760
	Pacific Gas & Electric Co.
6,015,000	1.70%, 11/15/2023	6,005,383
6,055,000	3.15%, 01/01/2026	5,604,555
1,505,000	3.40%, 08/15/2024	1,470,548
2,230,000	3.75%, 02/15/2024	2,214,986
1,083,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 3.90%, 02/01/2024(1)	1,076,849
295,000	Range Resources Corp. 4.75%, 02/15/2030(1)(10)	262,004
2,165,000	Regal Rexnord Corp. 6.05%, 02/15/2026(1)	2,129,551
650,000	ROBLOX Corp. 3.88%, 05/01/2030(1)	527,417
2,200,000	Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026(1)	2,076,075
10,390,000	RTX Corp. 3.20%, 03/15/2024	10,282,947
193,247	Shutterfly Finance LLC 9.75%, 10/01/2027(1)(10)	191,798
1,420,000	Southwestern Energy Co. 4.75%, 02/01/2032	1,221,247
EUR 450,000	Spectrum Brands, Inc. 4.00%, 10/01/2026(6)	455,766
$ 950,000	Spirit AeroSystems, Inc. 9.38%, 11/30/2029(1)	971,498
	Sprint LLC
4,655,000	7.13%, 06/15/2024	4,677,744
25,000	7.63%, 03/01/2026	25,680
	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
1,372,500	4.74%, 03/20/2025(1)	1,356,929
4,194,000	5.15%, 09/20/2029(1)	4,128,187
175,000	Staples, Inc. 7.50%, 04/15/2026(1)	143,048
970,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	928,798
5,600,000	T-Mobile USA, Inc. 2.25%, 02/15/2026	5,150,771
950,000	TransDigm, Inc. 5.50%, 11/15/2027	884,416
525,000	Uber Technologies, Inc. 4.50%, 08/15/2029(1)	463,031
	United Wholesale Mortgage LLC
600,000	5.50%, 11/15/2025(1)	570,114
1,940,000	5.75%, 06/15/2027(1)	1,765,264
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.3% - (continued)
	United States - 11.2% - (continued)
	Venture Global Calcasieu Pass LLC
$ 865,000	3.88%, 08/15/2029(1)	$ 719,871
750,000	4.13%, 08/15/2031(1)	602,536
	VICI Properties LP/VICI Note Co., Inc.
5,182,000	4.25%, 12/01/2026(1)	4,782,798
6,500,000	5.63%, 05/01/2024(1)	6,453,791
545,000	Viking Cruises Ltd. 9.13%, 07/15/2031(1)	535,463
575,000	Vital Energy, Inc. 9.75%, 10/15/2030	563,413
	Warnermedia Holdings, Inc.
5,760,000	3.64%, 03/15/2025	5,566,564
5,295,000	3.76%, 03/15/2027	4,877,813
1,955,000	WW International, Inc. 4.50%, 04/15/2029(1)	1,221,875
1,175,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(1)	1,153,620
2,500,000	Xerox Holdings Corp. 5.00%, 08/15/2025(1)	2,299,867
		378,272,684
	Total Corporate Bonds (cost $500,415,388)	$ 483,442,384
FOREIGN GOVERNMENT OBLIGATIONS - 54.5%
	Australia - 5.7%
	Australia Government Bonds
AUD 70,752,000	1.75%, 11/21/2032(6)	$ 34,602,168
73,615,000	1.75%, 06/21/2051(6)	22,701,648
1,459,000	1.75%, 06/21/2051(6)	449,932
76,955,000	2.75%, 05/21/2041(6)	34,812,772
24,886,000	3.00%, 03/21/2047(6)	10,890,235
55,462,000	New South Wales Treasury Corp. 2.00%, 03/08/2033	25,971,633
	Queensland Treasury Corp.
12,955,000	4.50%, 08/22/2035(6)	7,336,426
23,705,000	5.25%, 07/21/2036(6)	14,275,104
	Treasury Corp. of Victoria
25,856,000	2.25%, 09/15/2033(6)	12,105,232
24,040,000	2.25%, 09/15/2033(6)	11,255,020
33,659,000	Western Australian Treasury Corp. 4.25%, 07/20/2033	19,455,768
		193,855,938
	Bulgaria - 0.1%
EUR 2,670,000	Bulgaria Government International Bonds 4.50%, 01/27/2033(1)	2,725,909
	Canada - 6.5%
	Canada Treasury Bills
CAD 237,563,000	5.01%, 12/21/2023(11)	170,116,864
71,212,000	5.04%, 01/18/2024(11)	50,795,942
		220,912,806
	Denmark - 5.8%
	Denmark Government Bonds
DKK 530,680,116	0.00%, 11/15/2031(12)	59,550,453
993,692,000	1.75%, 11/15/2025	137,154,868
		196,705,321
	Germany - 0.1%
EUR 6,447,000	State of North Rhine-Westphalia 1.45%, 01/19/2122(6)	2,774,470

The accompanying notes are an integral part of these financial statements.
178

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 54.5% - (continued)
	Hungary - 0.5%
	Hungary Government International Bonds
$ 6,861,000	2.13%, 09/22/2031(6)	$ 4,939,920
4,086,000	6.13%, 05/22/2028(6)	4,050,452
	Magyar Export-Import Bank Zrt
5,240,000	6.13%, 12/04/2027(1)	5,125,276
3,824,000	6.13%, 12/04/2027(6)	3,740,277
		17,855,925
	Japan - 8.3%
	Japan Treasury Discount Bills
JPY 2,559,800,000	(0.19%), 02/05/2024(11)(13)	16,895,873
7,230,800,000	(0.15%), 12/25/2023(11)(13)	47,717,968
12,736,650,000	(0.14%), 11/27/2023(11)(13)	84,039,812
7,663,650,000	(0.12%), 11/20/2023(11)(13)	50,564,124
2,435,950,000	(0.11%), 11/13/2023(11)(13)	16,071,549
9,941,400,000	(0.08%), 11/06/2023(11)(13)	65,588,099
		280,877,425
	Netherlands - 0.3%
EUR 11,006,000	Netherlands Government Bonds 3.25%, 01/15/2044(6)	11,461,314
	New Zealand - 5.3%
	New Zealand Government Bonds
NZD 80,968,000	0.25%, 05/15/2028	37,560,660
29,569,000	2.00%, 05/15/2032	13,130,339
42,470,000	2.75%, 05/15/2051	14,699,825
57,086,000	3.50%, 04/14/2033(6)	28,273,209
78,179,000	4.50%, 04/15/2027(6)	44,336,887
35,306,000	4.50%, 05/15/2030	19,499,874
39,044,000	New Zealand Local Government Funding Agency Bonds 4.50%, 05/15/2030(6)	20,812,687
		178,313,481
	North Macedonia - 0.2%
EUR 7,270,000	North Macedonia Government International Bonds 6.96%, 03/13/2027(1)	7,778,328
	Norway - 7.8%
	Norway Government Bonds
NOK 530,436,000	1.75%, 03/13/2025(6)	45,928,090
863,560,000	1.75%, 02/17/2027(6)	71,806,213
78,246,000	1.75%, 09/06/2029(6)	6,186,806
635,274,000	2.00%, 04/26/2028(6)	52,171,066
1,073,936,000	3.00%, 08/15/2033(6)	88,128,327
		264,220,502
	Qatar - 0.1%
$ 3,645,000	Qatar Government International Bonds 3.40%, 04/16/2025(6)	3,529,453
	South Korea - 10.4%
	Korea Treasury Bonds
KRW 111,193,610,000	1.25%, 03/10/2026	77,190,492
85,546,150,000	1.50%, 03/10/2025	61,357,099
109,431,170,000	2.25%, 06/10/2025	78,894,808
28,291,840,000	2.38%, 12/10/2031	18,218,647
58,444,470,000	3.38%, 06/10/2032	40,398,826
80,407,000,000	3.50%, 09/10/2028	57,669,380
27,989,470,000	4.25%, 12/10/2032	20,617,717
		354,346,969
	Supranational - 0.3%
EUR 10,122,000	European Union 3.00%, 03/04/2053(6)	8,871,811
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 54.5% - (continued)
	Sweden - 2.8%
	Kommuninvest I Sverige AB
SEK 178,430,000	0.75%, 05/12/2028(6)	$ 13,987,552
728,460,000	1.00%, 05/12/2025(6)	62,334,405
200,870,000	3.00%, 03/12/2029(6)	17,284,296
		93,606,253
	United Arab Emirates - 0.3%
	Abu Dhabi Government International Bonds
$ 3,770,000	2.13%, 09/30/2024(6)	3,642,536
6,700,000	2.13%, 09/30/2024(1)	6,473,473
		10,116,009
	Total Foreign Government Obligations (cost $2,025,841,564)	$ 1,847,951,914
SENIOR FLOATING RATE INTERESTS - 4.3%(14)
	Canada - 0.2%
1,440,320	Air Canada 9.13%, 08/11/2028, 3 mo. USD Term SOFR + 3.50%	$ 1,437,800
1,611,667	Great Canadian Gaming Corp. 9.66%, 11/01/2026, 3 mo. USD Term SOFR + 4.00%	1,609,942
1,215,000	Ontario Gaming GTA LP 9.64%, 08/01/2030, 3 mo. USD Term SOFR + 4.25%	1,213,226
2,254,064	Open Text Corp. 8.17%, 01/31/2030, 1 mo. USD Term SOFR + 2.75%	2,251,563
		6,512,531
	France - 0.0%
EUR 365,000	Banijay Entertainment SAS 8.45%, 03/01/2028, 3 mo. EURIBOR + 4.50%	377,427
	Ireland - 0.0%
1,000,000	Virgin Media Ireland Ltd. 7.37%, 07/15/2029, 1 mo. EURIBOR + 3.50%	1,032,367
	Luxembourg - 0.2%
$ 947,625	Belron Finance U.S. LLC 8.25%, 04/18/2029, 3 mo. USD Term SOFR + 2.75%	948,222
1,515,000	Delta 2 Lux SARL 7.57%, 01/15/2030, 1 mo. USD Term SOFR + 2.25%	1,513,576
2,395,373	Sunshine Luxembourg VII SARL 9.24%, 10/01/2026, 3 mo. USD Term SOFR + 3.75%	2,391,037
707,741	Zacapa SARL 9.39%, 03/22/2029, 3 mo. USD Term SOFR + 4.00%	696,389
		5,549,224
	Puerto Rico - 0.0%
885,000	Evertec Group LLC 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 3.50%(15)	882,788
	Singapore - 0.0%
359,098	Fugue Finance BV 9.35%, 01/31/2028, 3 mo. USD Term SOFR + 4.00%	358,049

The accompanying notes are an integral part of these financial statements.
179

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.3%(14) - (continued)
	Sweden - 0.1%
	Verisure Holding AB
EUR 2,485,000	6.97%, 07/20/2026, 3 mo. EURIBOR + 3.00%	$ 2,582,865
1,130,000	6.97%, 03/27/2028, 3 mo. EURIBOR + 3.00%	1,165,260
		3,748,125
	United Kingdom - 0.2%
$ 2,350,000	Crown Finance U.S., Inc. 7.38%, 07/31/2028, 3 mo. USD Term SOFR + 8.50%	2,394,062
EUR 1,645,000	Froneri International Ltd. 6.10%, 01/29/2027, 6 mo. EURIBOR + 2.13%	1,697,061
940,000	Lorca Holdco Ltd. 8.02%, 09/17/2027, 6 mo. EURIBOR + 4.20%	986,538
540,000	Motion Finco SARL 7.97%, 11/12/2029, 3 mo. EURIBOR + 4.00%	565,123
		5,642,784
	United States - 3.6%
	ABG Intermediate Holdings 2 LLC
$ 465,432	4.00%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%(16)	464,269
2,429,108	9.42%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%	2,423,035
114,000	11.43%, 12/20/2029, 1 mo. USD Term SOFR + 6.00%	114,357
	Acrisure LLC
2,330,414	8.94%, 02/15/2027, 1 mo. USD Term SOFR + 3.50%	2,265,954
1,179,000	9.69%, 02/15/2027, 1 mo. USD Term SOFR + 4.25%	1,169,662
929,615	Amentum Government Services Holdings LLC 9.33%, 02/15/2029, 1 mo. USD Term SOFR + 4.00%	907,248
2,072,533	APX Group, Inc. 8.93%, 07/10/2028, PRIME + 3.25%	2,069,300
	Aramark Services, Inc.
550,000	7.94%, 04/06/2028, 1 mo. USD Term SOFR + 2.50%	548,741
577,923	7.94%, 06/22/2030, 1 mo. USD Term SOFR + 2.50%	576,236
1,739,744	Aretec Group, Inc. 9.92%, 08/09/2030, 1 mo. USD Term SOFR + 4.50%	1,687,239
	Asurion LLC
1,055,628	8.69%, 12/23/2026, 1 mo. USD Term SOFR + 3.25%	1,018,681
1,881,750	8.69%, 07/31/2027, 1 mo. USD Term SOFR + 3.25%	1,796,281
1,231,586	9.42%, 08/19/2028, 1 mo. USD Term SOFR + 4.00%	1,173,258
2,064,812	9.67%, 08/19/2028, 1 mo. USD Term SOFR + 4.25%	1,968,674
1,223,677	Athenahealth Group, Inc. 8.58%, 02/15/2029, 1 mo. USD Term SOFR + 3.25%	1,183,687
2,005,000	Bausch & Lomb Corp. 9.32%, 09/29/2028, 3 mo. USD Term SOFR + 4.00%	1,924,800
3,235,085	Berlin Packaging LLC 9.19%, 03/11/2028, 3 mo. USD Term SOFR + 3.75%	3,154,790
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.3%(14) - (continued)
	United States - 3.6% - (continued)
	Blackhawk Network Holdings, Inc.
$ 2,774,380	8.17%, 06/15/2025, 3 mo. USD Term SOFR + 3.00%	$ 2,749,078
600,000	12.43%, 06/15/2026, 1 mo. USD Term SOFR + 7.00%	579,000
1,666,625	Caesars Entertainment Corp. 8.67%, 02/06/2030, 1 mo. USD Term SOFR + 3.25%	1,658,525
1,600,000	Camelot U.S. Acquisition LLC 8.44%, 10/30/2026, 1 mo. USD Term SOFR + 3.00%	1,597,008
768,075	Carnival Corp. 8.34%, 08/08/2027, 1 mo. USD Term SOFR + 3.00%	753,674
	Cast & Crew Payroll LLC
1,403,126	9.07%, 02/09/2026, 1 mo. USD Term SOFR + 3.75%	1,380,325
902,703	9.07%, 12/29/2028, 1 mo. USD Term SOFR + 3.75%	880,885
1,421,356	Catalent Pharma Solutions, Inc. 7.45%, 02/22/2028, 1 mo. USD Term SOFR + 2.00%	1,387,001
2,009,213	Chamberlain Group, Inc. 8.67%, 11/03/2028, 1 mo. USD Term SOFR + 3.25%	1,948,936
2,462,625	Cinemark USA, Inc. 9.09%, 05/24/2030, 3 mo. USD Term SOFR + 3.75%	2,456,468
1,094,459	Clydesdale Acquisition Holdings, Inc. 9.60%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%	1,057,159
861,587	Crocs, Inc. 8.53%, 02/20/2029, 3 mo. USD Term SOFR + 3.00%	862,526
1,696,587	CSC Holdings LLC 7.95%, 04/15/2027, 1 mo. USD Term SOFR + 2.50%	1,527,454
1,647,848	DCert Buyer, Inc. 9.32%, 10/16/2026, 1 mo. USD Term SOFR + 4.00%	1,615,666
3,759,502	Dun & Bradstreet Corp. 8.18%, 02/06/2026, 1 mo. USD Term SOFR + 2.75%	3,753,638
743,028	Emerald Borrower LP 8.38%, 05/31/2030, 3 mo. USD Term SOFR + 3.00%	741,051
1,712,649	Endure Digital, Inc. 9.42%, 02/10/2028, 6 mo. USD Term SOFR + 3.50%	1,585,279
757,764	EP Purchaser LLC 9.15%, 11/06/2028, 3 mo. USD Term SOFR + 3.50%	731,008
2,512,460	EW Scripps Co. 8.00%, 05/01/2026, 1 mo. USD Term SOFR + 2.56%	2,458,618
1,450,400	Filtration Group Corp. 8.94%, 10/21/2028, 1 mo. USD Term SOFR + 3.50%	1,438,115
2,214,360	First Brands Group LLC 10.88%, 03/30/2027, 6 mo. USD Term SOFR + 5.00%	2,180,215
1,895,000	GTCR W Merger Sub LLC 0.00%, 09/20/2030, 1 mo. USD Term SOFR + 3.00%(15)	1,879,992
2,330,046	Hanesbrands, Inc. 9.07%, 03/08/2030, 1 mo. USD Term SOFR + 3.75%	2,298,007

The accompanying notes are an integral part of these financial statements.
180

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.3%(14) - (continued)
	United States - 3.6% - (continued)
$ 2,914,410	HUB International Ltd. 9.66%, 06/20/2030, 3 mo. USD Term SOFR + 4.25%	$ 2,912,340
408,651	Ingram Micro, Inc. 8.65%, 06/30/2028, 3 mo. USD Term SOFR + 3.00%	406,915
1,616,447	Iron Mountain, Inc. 7.19%, 01/02/2026, 1 mo. USD Term SOFR + 1.75%	1,610,887
2,039,150	LBM Acquisition LLC 9.17%, 12/17/2027, 1 mo. USD Term SOFR + 3.75%	1,937,193
1,171,290	MajorDrive Holdings IV LLC 9.65%, 06/01/2028, 3 mo. USD Term SOFR + 4.00%	1,135,179
	McAfee LLC
EUR 1,520,750	7.95%, 03/01/2029, 1 mo. EURIBOR + 4.00%	1,549,971
$ 3,387,125	9.16%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%	3,232,604
1,465,146	Medallion Midland Acquisition LLC 9.40%, 10/18/2028, 3 mo. USD Term SOFR + 3.75%	1,465,146
5,485,574	MH Sub I LLC 9.57%, 05/03/2028, 1 mo. USD Term SOFR + 4.25%	5,235,651
1,272,716	Michaels Cos., Inc. 9.90%, 04/15/2028, 3 mo. USD Term SOFR + 4.25%	1,059,892
570,000	Mileage Plus Holdings LLC 10.80%, 06/21/2027, 3 mo. USD Term SOFR + 5.25%	586,553
1,750,000	NCR Atleos LLC 10.18%, 03/27/2029, 3 mo. USD Term SOFR + 4.75%	1,669,798
	OMNIA Partners LLC
74,709	0.50%, 07/19/2030, 1 mo. USD Term SOFR + 4.25%(16)	74,522
795,291	9.63%, 07/25/2030, 3 mo. USD Term SOFR + 4.25%	793,303
973,273	Oryx Midstream Services Permian Basin LLC 8.69%, 10/05/2028, 1 mo. USD Term SOFR + 3.25%	971,113
1,959,439	Owens & Minor, Inc. 9.20%, 03/29/2029, 3 mo. USD Term SOFR + 3.75%	1,956,167
469,944	Peraton Corp. 9.17%, 02/01/2028, 1 mo. USD Term SOFR + 3.75%	460,545
1,478,373	Polaris Newco LLC 9.44%, 06/02/2028, 1 mo. USD Term SOFR + 4.00%	1,393,367
1,068,262	RealPage, Inc. 8.44%, 04/24/2028, 1 mo. USD Term SOFR + 3.00%	1,043,115
1,018,649	SCIH Salt Holdings, Inc. 9.44%, 03/16/2027, 3 mo. USD Term SOFR + 4.00%	1,004,011
3,825,480	Sedgwick Claims Management Services, Inc. 9.07%, 02/24/2028, 1 mo. USD Term SOFR + 3.75%	3,808,763
997,734	Shutterfly, Inc. 6.40%, 10/01/2027, 3 mo. USD Term SOFR + 5.00%	651,520
1,295,000	Simon & Schuster, Inc. 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 4.00%(15)	1,284,213
	SRS Distribution, Inc.
690,992	8.82%, 06/02/2028, 1 mo. USD Term SOFR + 3.50%	672,639
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.3%(14) - (continued)
	United States - 3.6% - (continued)
$ 1,339,724	8.94%, 06/02/2028, 1 mo. USD Term SOFR + 3.50%	$ 1,306,231
2,576,998	SS&C Technologies, Inc. 7.19%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	2,574,756
1,471,133	Staples, Inc. 10.63%, 04/16/2026, 3 mo. USD LIBOR + 5.00%	1,262,423
1,371,438	Tamko Building Products LLC 8.90%, 06/01/2026, 6 mo. USD Term SOFR + 3.00%	1,364,581
1,904,582	Tecta America Corp. 9.44%, 04/10/2028, 1 mo. USD Term SOFR + 4.00%	1,897,440
850,350	U.S. Foods, Inc. 7.44%, 09/13/2026, 1 mo. USD Term SOFR + 2.00%	849,321
2,110,866	Uber Technologies, Inc. 8.16%, 03/03/2030, 3 mo. USD Term SOFR + 2.75%	2,108,016
3,150,485	UFC Holdings LLC 8.40%, 04/29/2026, 3 mo. USD Term SOFR + 2.75%	3,145,665
	USI, Inc.
1,400,000	0.00%, 09/27/2030, 3 mo. USD Term SOFR + 3.25%(15)	1,392,783
1,633,500	9.14%, 11/22/2029, 3 mo. USD Term SOFR + 3.75%	1,627,717
	Virgin Media Bristol LLC
1,650,000	7.95%, 01/31/2028, 1 mo. USD Term SOFR + 2.50%	1,601,540
2,225,000	8.79%, 03/31/2031, 1 mo. USD Term SOFR + 3.25%	2,173,202
1,907,028	William Morris Endeavor Entertainment LLC 8.19%, 05/18/2025, 1 mo. USD Term SOFR + 2.75%	1,903,958
1,187,122	WW International, Inc. 8.94%, 04/13/2028, 1 mo. USD Term SOFR + 3.50%	838,904
		122,927,784
	Total Senior Floating Rate Interests (cost $149,531,621)	$ 147,031,079
U.S. GOVERNMENT AGENCIES - 2.8%
	United States - 2.8%
	Federal Home Loan Mortgage Corp. - 1.5%
5,047,170	1.87%, 11/25/2047(4)(5)	$ 427,286
6,240,000	1.92%, 03/25/2048(4)(5)	567,406
5,823,080	1.95%, 10/25/2047(4)(5)	517,359
1,479,915	2.02%, 09/25/2046(4)(5)	134,907
2,075,000	2.10%, 08/25/2047(4)(5)	194,399
7,245,592	2.12%, 06/25/2044(4)(5)	361,104
3,742,315	2.31%, 12/25/2045(4)(5)	346,607
1,070,000	2.32%, 01/25/2046(4)(5)	100,101
1,038,099	2.60%, 04/25/2028(4)(5)	94,589
775,000	2.78%, 04/25/2031(4)(5)	115,883
1,694,045	2.79%, 10/25/2055(4)(5)	263,141
3,049,688	3.00%, 05/15/2034(5)	220,094
1,664,588	3.50%, 01/15/2033(5)	168,772
776,520	3.50%, 05/15/2036(5)	85,853
613,053	5.00%, 09/15/2036(5)	104,978
700,037	7.12%, 07/25/2041, 30 day USD SOFR Average + 1.80%(1)(2)	650,729

The accompanying notes are an integral part of these financial statements.
181

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 2.8% - (continued)
	United States - 2.8% - (continued)
	Federal Home Loan Mortgage Corp. - 1.5% - (continued)
$ 836,994	7.62%, 11/25/2051, 30 day USD SOFR Average + 2.30%(1)(2)	$ 810,819
1,410,000	7.67%, 12/25/2041, 30 day USD SOFR Average + 2.35%(1)(2)	1,365,937
1,000,000	7.74%, 01/25/2050, 30 day USD SOFR Average + 2.41%(1)(2)	1,003,737
665,000	8.14%, 10/25/2049, 30 day USD SOFR Average + 2.81%(1)(2)	672,418
1,490,000	8.22%, 04/25/2042, 30 day USD SOFR Average + 2.90%(1)(2)	1,517,936
2,440,978	8.39%, 11/25/2049, 30 day USD SOFR Average + 3.06%(1)(2)	2,477,407
1,490,000	8.67%, 05/25/2042, 30 day USD SOFR Average + 3.35%(1)(2)	1,538,232
2,509,875	8.82%, 03/25/2042, 30 day USD SOFR Average + 3.50%(1)(2)	2,580,410
1,075,000	8.87%, 08/25/2042, 30 day USD SOFR Average + 3.55%(1)(2)	1,107,229
2,996,000	8.92%, 09/25/2043, 30 day USD SOFR Average + 3.60%(1)(2)	3,010,817
3,175,000	9.02%, 09/25/2042, 30 day USD SOFR Average + 3.70%(1)(2)	3,327,464
1,045,000	9.32%, 07/25/2042, 30 day USD SOFR Average + 4.00%(1)(2)	1,093,156
1,078,245	9.54%, 03/25/2050, 30 day USD SOFR Average + 4.21%(1)(2)	1,182,281
1,095,000	9.79%, 09/25/2030, 30 day USD SOFR Average + 4.46%(2)	1,183,769
3,500,000	9.89%, 03/25/2030, 30 day USD SOFR Average + 4.56%(2)	3,770,582
2,775,000	10.19%, 12/25/2029, 30 day USD SOFR Average + 4.86%(2)	3,003,329
1,525,000	10.32%, 03/25/2052, 30 day USD SOFR Average + 5.00%(1)(2)	1,644,621
1,930,000	10.57%, 03/25/2042, 30 day USD SOFR Average + 5.25%(1)(2)	2,025,902
1,785,000	10.67%, 08/25/2042, 30 day USD SOFR Average + 5.35%(1)(2)	1,885,343
1,113,930	10.69%, 09/25/2050, 30 day USD SOFR Average + 5.36%(1)(2)	1,200,941
2,730,000	11.07%, 09/25/2042, 30 day USD SOFR Average + 5.75%(1)(2)	2,964,561
540,221	11.19%, 07/25/2050, 30 day USD SOFR Average + 5.86%(1)(2)	589,929
3,195,000	11.32%, 07/25/2042, 30 day USD SOFR Average + 6.00%(1)(2)	3,455,389
2,545,000	12.07%, 06/25/2042, 30 day USD SOFR Average + 6.75%(1)(2)	2,827,495
845,000	12.92%, 04/25/2043, 30 day USD SOFR Average + 7.60%(1)(2)	904,150
		51,497,062
	Federal National Mortgage Association - 0.4%
3,914,700	2.50%, 02/25/2051(5)	520,991
5,391,492	2.50%, 06/25/2052(5)	809,511
4,420,087	2.50%, 09/25/2052(5)	676,931
1,634,049	3.00%, 01/25/2028(5)	66,071
2,447,925	3.00%, 10/25/2051(5)	392,021
1,910,740	3.00%, 01/25/2052(5)	290,697
1,329,416	3.50%, 04/25/2028(5)	54,260
948,367	4.00%, 01/25/2028(5)	38,420
1,695,512	4.50%, 03/25/2048(5)	348,840
2,043,148	4.50%, 05/25/2049(5)	378,659
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 2.8% - (continued)
	United States - 2.8% - (continued)
	Federal National Mortgage Association - 0.4% - (continued)
$ 1,492,037	5.50%, 08/25/2044(5)	$ 273,119
536,660	5.50%, 06/25/2048(5)	105,034
3,750,000	9.19%, 10/25/2030, 30 day USD SOFR Average + 3.86%(2)	4,002,588
2,310,000	9.44%, 05/25/2030, 30 day USD SOFR Average + 4.11%(2)	2,518,495
2,790,000	9.59%, 02/25/2030, 30 day USD SOFR Average + 4.26%(2)	2,977,847
		13,453,484
	Government National Mortgage Association - 0.1%
1,482,539	3.50%, 10/20/2029(5)	110,643
1,290,906	3.50%, 01/20/2030(5)	94,792
1,510,251	3.50%, 11/20/2031(5)	114,408
3,143,616	4.00%, 01/16/2040(5)	522,744
476,603	4.00%, 01/16/2046(5)	76,517
130,917	4.50%, 04/20/2045(5)	20,183
220,450	5.00%, 07/16/2044(5)	44,319
638,429	5.00%, 12/16/2045(5)	100,105
1,066,145	5.00%, 07/16/2047(5)	220,655
532,755	5.00%, 09/20/2047(5)	107,600
593,851	5.00%, 11/16/2047(5)	107,866
1,175,660	5.00%, 06/20/2048(5)	217,090
2,315,729	5.50%, 11/16/2046(5)	444,994
437,430	5.50%, 02/20/2047(5)	77,748
688,680	5.89%, 07/20/2039(4)(5)	54,547
907,335	6.00%, 09/20/2045(5)	201,485
		2,515,696
	Uniform Mortgage-Backed Security - 0.8%
3,250,000	4.50%, 11/13/2053(17)	2,905,612
7,275,000	5.00%, 11/13/2053(17)	6,709,606
17,975,000	5.50%, 11/13/2053(17)	17,060,630
		26,675,848
	Total U.S. Government Agencies (cost $94,456,156)	$ 94,142,090
U.S. GOVERNMENT SECURITIES - 5.4%
	United States - 5.4%
	U.S. Treasury Bonds - 0.4%
17,399,000	3.00%, 02/15/2047	$ 12,178,620
	U.S. Treasury Inflation-Protected Notes - 3.4%
123,186,536	1.25%, 04/15/2028(18)	116,525,560
	U.S. Treasury Notes - 1.6%
59,915,000	2.25%, 02/15/2027(19)	55,182,651
	Total U.S. Government Securities (cost $200,857,281)	$ 183,886,831
	Total Long-Term Investments (cost $3,288,874,391)	$ 3,058,539,233
SHORT-TERM INVESTMENTS - 7.6%
	Commercial Paper - 0.7%
12,025,000	AES Corp. 3.12%, 11/02/2023(11)	$ 12,022,946
12,900,000	Targa Resources Corp. 5.97%, 11/22/2023(11)	12,853,721
		24,876,667

The accompanying notes are an integral part of these financial statements.
182

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 7.6% - (continued)
	Repurchase Agreements - 0.2%
$ 6,336,419	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $6,337,348; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $6,463,202		$ 6,336,419
	Securities Lending Collateral - 0.1%
417,699	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(20)		417,699
1,392,330	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(20)		1,392,330
417,699	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(20)		417,699
417,699	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(20)		417,699
			2,645,427
	U.S. Treasury Securities - 6.6%
	U.S. Treasury Bills - 6.6%
154,746,000	5.18%, 11/24/2023(11)(21)(22)		154,221,024
71,453,000	5.21%, 12/05/2023(11)		71,097,531
			225,318,555
	Total Short-Term Investments (cost $259,177,068)		$ 259,177,068
	Total Investments Excluding Purchased Options (cost $3,548,051,459)	97.8%	$ 3,317,716,301
	Total Purchased Options (cost $3,806,141)	0.1%	$ 2,892,041
	Total Investments (cost $3,551,857,600)	97.9%	$ 3,320,608,342
	Other Assets and Liabilities	2.1%	70,399,415
	Total Net Assets	100.0%	$ 3,391,007,757
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $516,630,996, representing 15.2% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Securities disclosed are interest-only strips.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $683,034,891, representing 20.1% of net assets.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(9)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(10)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(11)	The rate shown represents current yield to maturity.
(12)	Security is a zero-coupon bond.
(13)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(14)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.
(15)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(16)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2023, the aggregate value of the unfunded commitment was $538,791, which represents to 0.0% of total net assets.
(17)	Represents or includes a TBA transaction.

The accompanying notes are an integral part of these financial statements.
183

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

(18)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(19)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2023, the market value of securities pledged was $28,498,626.
(20)	Current yield as of period end.
(21)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2023, the market value of securities pledged was $22,822,312.
(22)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2023, the market value of securities pledged was $231,213.

Exchange-Traded Option Contracts Outstanding at October 31, 2023
Description	Exercise Price/ FX Rate/ Rate		Expiration Date	Number of Contracts	Notional Amount		Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Exchange-Traded Options
3-Month SOFR Future Options	94.75	USD	02/16/2024	7,531	USD	18,827,500	$ 2,777,056	$ 3,000,360	$ (223,304)
U.S. Treasury Long Bond Future Options	116.00	USD	11/24/2023	669	USD	669,000	114,985	805,781	(690,796)
Total purchased exchange-traded option contracts							$ 2,892,041	$ 3,806,141	$ (914,100)
Written option contracts:
Exchange-Traded Options
3-Month SOFR Future Options	95.25	USD	02/16/2024	(7,531)	USD	(18,827,500)	$ (1,788,612)	$ (1,706,377)	$ (82,235)
U.S. Treasury Long Bond Future Options	120.00	USD	11/24/2023	(669)	USD	(669,000)	(20,906)	(270,875)	249,969
Total Written Option Contracts exchange-traded option contracts							$ (1,809,518)	$ (1,977,252)	$ 167,734

OTC Option Contracts Outstanding at October 31, 2023
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Call
Call USD vs. Put MXN	BNP	19.01	USD	11/09/2023	(13,745,000)	USD	(13,745,000)	$ (6,873)	$ (142,124)	$ 135,251
Total Written Option Contract OTC option contracts								$ (6,873)	$ (142,124)	$ 135,251

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
3-Month SOFR Future	281	09/17/2024	$ 66,614,562	$ (224,001)
Australian 10-Year Bond Future	26	12/15/2023	1,785,290	1,999
Canadian 5-Years Bond Future	21	12/18/2023	1,643,656	6,198
Euro-BOBL Future	897	12/07/2023	110,372,695	567,923
Euro-BUND Future	553	12/07/2023	75,475,849	(935,611)
Euro-Schatz Future	854	12/07/2023	95,037,986	237,367
U.S. Treasury 2-Year Note Future	965	12/29/2023	195,337,110	36,705
U.S. Treasury 5-Year Note Future	199	12/29/2023	20,790,836	(8,425)
U.S. Treasury 10-Year Note Future	504	12/19/2023	53,510,625	(42,990)
U.S. Treasury 10-Year Ultra Future	1,193	12/19/2023	129,831,953	(2,874,538)
U.S. Treasury Ultra Bond Future	476	12/19/2023	53,579,750	(825,785)
Total				$ (4,061,158)
Short position contracts:
3-Month SOFR Future	139	03/19/2024	$ 32,859,600	$ (10,685)
3-Month SOFR Future	142	03/17/2026	34,030,300	286,696
Australian 3-Year Bond Future	5,028	12/15/2023	332,874,634	4,503,827
Canadian 10-Years Bond Future	170	12/18/2023	14,089,129	16,721
The accompanying notes are an integral part of these financial statements.
184

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Futures Contracts Outstanding at October 31, 2023 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
Euro BUXL 30-Year Bond Future	5	12/07/2023	$ 637,082	$ (8,544)
Euro-BTP Future	3	12/07/2023	349,871	(520)
Euro-OAT Future	21	12/07/2023	2,739,517	10,362
Japanese 10-Year Bond Future	54	12/13/2023	51,212,271	777,205
Korean 3-Years Bond Future	82	12/19/2023	6,215,497	49,514
Korean 10-Years Bond Future	56	12/19/2023	4,362,075	70,681
Long Gilt Future	55	12/27/2023	6,227,719	(54,877)
U.S. Treasury Long Bond Future	175	12/19/2023	19,151,563	54,191
Total				$ 5,694,571
Total futures contracts				$ 1,633,413

OTC Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.BBB-.14	CITI	USD	875,000	3.00%	12/16/2072	Monthly	$ —	$ (143,881)	$ (244,982)	$ (101,101)
Total OTC credit default swap contracts							$ —	$ (143,881)	$ (244,982)	$ (101,101)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2023
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
CBK	3.82% Fixed	12 Mo. EUR EURIBOR	EUR	23,905,000	09/15/2024	At Maturity	$ —	$ —	$ 154,928	$ 154,928
CBK	3.69% Fixed	12 Mo. EUR EURIBOR	EUR	7,969,000	09/15/2024	At Maturity	—	—	73,591	73,591
CBK	2.65% Fixed	12 Mo. USD CPI	USD	11,830,000	09/15/2033	At Maturity	—	—	36,988	36,988
CBK	2.64% Fixed	12 Mo. USD CPI	USD	4,940,000	09/15/2033	At Maturity	—	—	21,501	21,501
CBK	12 Mo. USD CPI	2.61% Fixed	USD	4,940,000	09/15/2028	At Maturity	—	—	(5,930)	(5,930)
CBK	12 Mo. USD CPI	2.62% Fixed	USD	11,830,000	09/15/2028	At Maturity	—	—	(8,921)	(8,921)
JPM	2.45% Fixed	12 Mo. EUR EURIBOR	EUR	17,460,000	02/15/2033	At Maturity	—	—	57,259	57,259
JPM	2.45% Fixed	12 Mo. EUR EURIBOR	EUR	17,456,000	02/15/2033	At Maturity	—	—	57,246	57,246
JPM	12 Mo. EUR EURIBOR	2.48% Fixed	EUR	17,456,000	02/15/2028	At Maturity	—	—	(19,986)	(19,986)
JPM	12 Mo. EUR EURIBOR	2.48% Fixed	EUR	17,460,000	02/15/2028	At Maturity	—	—	(19,990)	(19,990)
JPM	2.63% Fixed	12 Mo. USD CPI	USD	12,507,000	09/15/2033	At Maturity	—	—	58,265	58,265
JPM	2.63% Fixed	12 Mo. USD CPI	USD	9,690,000	09/15/2033	At Maturity	—	—	46,130	46,130
JPM	12 Mo. USD CPI	2.60% Fixed	USD	9,690,000	09/15/2028	At Maturity	—	—	(15,956)	(15,956)
JPM	12 Mo. USD CPI	2.61% Fixed	USD	12,507,000	09/15/2028	At Maturity	—	—	(15,014)	(15,014)
MSC	2.61% Fixed	12 Mo. EUR EURIBOR	EUR	15,544,000	09/15/2033	At Maturity	—	—	(183,352)	(183,352)
MSC	2.40% Fixed	12 Mo. EUR EURIBOR	EUR	17,428,000	02/15/2033	At Maturity	—	—	147,227	147,227
MSC	2.38% Fixed	12 Mo. EUR EURIBOR	EUR	17,428,000	02/15/2033	At Maturity	—	—	172,643	172,643
MSC	2.32% Fixed	12 Mo. EUR EURIBOR	EUR	16,700,000	02/15/2033	At Maturity	—	—	255,265	255,265
MSC	12 Mo. EUR EURIBOR	2.31% Fixed	EUR	16,700,000	02/15/2028	At Maturity	—	—	(162,038)	(162,038)
MSC	12 Mo. EUR EURIBOR	2.40% Fixed	EUR	17,428,000	02/15/2028	At Maturity	—	—	(86,658)	(86,658)
MSC	12 Mo. EUR EURIBOR	2.41% Fixed	EUR	17,428,000	02/15/2028	At Maturity	—	—	(84,882)	(84,882)
MSC	12 Mo. EUR EURIBOR	2.62% Fixed	EUR	15,544,000	09/15/2028	At Maturity	—	—	99,073	99,073
Total OTC interest rate swap contracts							$ —	$ —	$ 577,389	$ 577,389

The accompanying notes are an integral part of these financial statements.
185

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
Bouygues SA	EUR	9,010,000	(1.00%)	12/20/2028	Quarterly	$ —	$ (236,090)	$ (234,506)	$ 1,584
CDX.EM.S40.V1	USD	5,910,000	(1.00%)	12/20/2028	Quarterly	318,866	—	315,928	(2,938)
CDX.NA.HY.S41	USD	11,140,000	(5.00%)	12/20/2028	Quarterly	—	(124,659)	(13,160)	111,499
CDX.NA.IG.41.V1	USD	114,045,000	(1.00%)	12/20/2028	Quarterly	1,041,572	—	1,193,364	151,792
ITRAXX-FINSUBS.38.V1	EUR	32,380,000	(1.00%)	12/20/2027	Quarterly	1,601,226	—	658,788	(942,438)
ITRAXX-FINSUBS.39.V1	USD	4,165,000	(1.00%)	06/20/2028	Quarterly	36,761	—	48,515	11,754
Total						$ 2,998,425	$ (360,749)	$ 1,968,929	$ (668,747)
Sell protection:
ITRAXX-FINSUBS.38.V1	EUR	56,630,000	1.00%	12/20/2027	Quarterly	$ —	$ (625,503)	$ 413,532	$ 1,039,035
Credit default swaps on single-name issues:
Sell protection:
Virgin Media Finance plc (B)	EUR	12,350,000	5.00%	12/20/2025	Quarterly	$ 712,471	$ —	$ 860,695	$ 148,224
Total						$ 712,471	$ —	$ 860,695	$ 148,224
Total centrally cleared credit default swap contracts						$ 3,710,896	$ (986,252)	$ 3,243,156	$ 518,512

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2023
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
2.54% Fixed	1 Mo. CNRR	CNY	26,625,000	03/20/2029	Quarterly	$ —	$ —	$ (12,948)	$ (12,948)
1 Mo. MXN TIIE	8.31% Fixed	MXN	149,574,000	09/13/2028	Monthly	—	—	(470,889)	(470,889)
1 Mo. MXN TIIE	9.73% Fixed	MXN	49,092,000	12/07/2033	Monthly	—	—	21,857	21,857
12 Mo. EUR EURIBOR	3.25% Fixed	EUR	83,906,000	12/20/2025	Annual	27,349	—	27,345	(4)
12 Mo. EUR EURIBOR	3.09% Fixed	EUR	12,595,000	03/20/2029	Semi-Annual	—	(22,956)	(50,525)	(27,569)
12 Mo. EUR EURIBOR	3.13% Fixed	EUR	5,935,000	03/20/2034	Semi-Annual	1,165	—	(103,398)	(104,563)
3.03% Fixed	12 Mo. EUR EURIBOR	EUR	8,747,000	03/04/2053	Annual	61,396	—	210,648	149,252
12 Mo. JPY TONAR	0.47% Fixed	JPY	2,468,880,000	06/18/2028	Annual	3,124	—	(173,447)	(176,571)
12 Mo. JPY TONAR	0.63% Fixed	JPY	767,267,000	12/20/2033	Annual	—	(9,250)	(247,058)	(237,808)
12 Mo. SONIA	4.28% Fixed	GBP	166,391,000	12/17/2027	Annual	—	(3,527)	327,653	331,180
3.66% Fixed	12 Mo. SONIA	GBP	17,817,000	06/18/2028	Annual	—	(10,330)	304,314	314,644
4.34% Fixed	12 Mo. SONIA	GBP	22,427,000	12/20/2028	Annual	489,021	—	145,820	(343,201)
4.03% Fixed	12 Mo. SONIA	GBP	5,576,000	12/20/2033	Annual	2,872	—	170,288	167,416
4.13% Fixed	12 Mo. SONIA	GBP	51,778,000	12/15/2053	Annual	310,585	—	77,737	(232,848)
12 Mo. USD SOFR	5.44% Fixed	USD	38,363,000	06/21/2024	Annual	65,539	—	(384)	(65,923)
12 Mo. USD SOFR	4.94% Fixed	USD	91,924,000	12/20/2025	Annual	—	(9,706)	109,382	119,088
3.34% Fixed	12 Mo. USD SOFR	USD	26,842,000	12/20/2028	Annual	31,508	—	1,361,811	1,330,303
12 Mo. USD SOFR	4.34% Fixed	USD	19,740,000	12/20/2028	Annual	—	(12,247)	(136,665)	(124,418)
12 Mo. USD SOFR	4.28% Fixed	USD	20,778,000	03/18/2029	Annual	—	(9,393)	22,817	32,210
3.88% Fixed	12 Mo. USD SOFR	USD	6,689,000	03/20/2034	Annual	—	(2,822)	312,072	314,894
12 Mo. USD SOFR	2.69% Fixed	USD	106,197,000	06/17/2039	Annual	—	(145,015)	(2,078,424)	(1,933,409)
12 Mo. USD SOFR	3.47% Fixed	USD	5,665,000	12/16/2039	Annual	—	—	(61,483)	(61,483)
12 Mo. USD SOFR	3.73% Fixed	USD	8,950,000	12/16/2039	Annual	—	—	(73,841)	(73,841)
12 Mo. USD SOFR	3.16% Fixed	USD	5,965,000	12/16/2039	Annual	—	—	(82,994)	(82,994)
12 Mo. USD SOFR	3.16% Fixed	USD	5,965,000	12/16/2039	Annual	—	—	(83,404)	(83,404)
12 Mo. USD SOFR	3.07% Fixed	USD	5,965,000	12/16/2039	Annual	—	—	(88,340)	(88,340)
12 Mo. USD SOFR	3.13% Fixed	USD	11,935,000	12/16/2039	Annual	—	—	(170,069)	(170,069)
12 Mo. USD SOFR	4.31% Fixed	USD	24,453,000	12/15/2040	Annual	—	—	(30,117)	(30,117)
12 Mo. USD SOFR	4.33% Fixed	USD	50,944,000	12/15/2040	Annual	—	—	(51,939)	(51,939)
12 Mo. USD SOFR	4.26% Fixed	USD	13,675,000	12/15/2043	Annual	—	—	(11,478)	(11,478)
2.31% Fixed	12 Mo. USD SOFR	USD	22,221,000	06/17/2047	Annual	162,475	—	1,831,611	1,669,136
2.64% Fixed	12 Mo. USD SOFR	USD	2,520,000	12/16/2047	Annual	—	—	162,414	162,414
2.60% Fixed	12 Mo. USD SOFR	USD	1,260,000	12/16/2047	Annual	—	—	83,287	83,287
The accompanying notes are an integral part of these financial statements.
186

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2023 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
3.19% Fixed	12 Mo. USD SOFR	USD	2,020,000	12/16/2047	Annual	$ —	$ —	$ 82,330	$ 82,330
2.67% Fixed	12 Mo. USD SOFR	USD	1,260,000	12/16/2047	Annual	—	—	79,551	79,551
2.69% Fixed	12 Mo. USD SOFR	USD	1,260,000	12/16/2047	Annual	—	—	78,282	78,282
2.96% Fixed	12 Mo. USD SOFR	USD	1,260,000	12/16/2047	Annual	—	—	64,051	64,051
3.88% Fixed	12 Mo. USD SOFR	USD	12,180,000	12/15/2048	Annual	—	—	76,155	76,155
3.87% Fixed	12 Mo. USD SOFR	USD	5,855,000	12/15/2048	Annual	—	—	39,372	39,372
3.43% Fixed	12 Mo. USD SOFR	USD	9,980,000	12/16/2053	Annual	—	—	34,801	34,801
3 Mo. AUD BBSW	3.88% Fixed	AUD	31,480,000	09/17/2028	Annual	9,236	—	(469,877)	(479,113)
5.03% Fixed	3 Mo. HKD HIBOR	HKD	291,632,000	06/21/2024	Annual	—	(53,367)	62,774	116,141
3 Mo. NZD NZDBBR	3.59% Fixed	NZD	66,015,000	06/15/2027	Semi-Annual	—	(687,032)	(1,964,972)	(1,277,940)
3 Mo. NZD NZDBBR	4.22% Fixed	NZD	60,160,000	12/21/2027	Quarterly	—	—	(1,116,927)	(1,116,927)
3 Mo. NZD NZDBBR	4.78% Fixed	NZD	94,455,000	06/21/2028	Annual	—	(152,750)	(576,898)	(424,148)
3 Mo. NZD NZDBBR	4.84% Fixed	NZD	23,065,000	12/20/2028	Quarterly	—	(154,428)	(264,524)	(110,096)
3 Mo. NZD NZDBBR	5.06% Fixed	NZD	11,361,000	12/20/2033	Quarterly	15,763	—	(191,258)	(207,021)
3 Mo. NZD NZDBBR	4.63% Fixed	NZD	29,268,000	12/20/2033	Quarterly	—	(42,983)	(567,723)	(524,740)
3 Mo. SEK STIBOR	3.03% Fixed	SEK	337,524,000	06/21/2028	Quarterly	104,556	—	(310,130)	(414,686)
3 Mo. SEK STIBOR	3.34% Fixed	SEK	233,499,000	09/20/2028	Quarterly	—	(15,225)	(88,610)	(73,385)
3.22% Fixed	3 Mo. SEK STIBOR	SEK	214,994,000	12/17/2028	Annual	12,925	—	(73,176)	(86,101)
3 Mo. SEK STIBOR	3.00% Fixed	SEK	148,474,000	12/20/2028	Quarterly	—	(78,286)	(224,597)	(146,311)
6 Mo. AUD BBSW	4.25% Fixed	AUD	21,004,000	03/20/2029	Semi-Annual	—	(27,256)	(421,678)	(394,422)
6 Mo. AUD BBSW	4.59% Fixed	AUD	25,042,000	09/20/2033	Annual	36,148	—	(570,775)	(606,923)
6 Mo. AUD BBSW	4.47% Fixed	AUD	10,411,000	03/20/2034	Semi-Annual	—	(39,470)	(415,558)	(376,088)
2.94% Fixed	6 Mo. CAD CDOR	CAD	28,548,000	09/17/2028	Semi-annual	—	(17,906)	464,387	482,293
4.19% Fixed	6 Mo. CAD CDOR	CAD	26,900,000	12/20/2028	Semi-Annual	43,516	—	(42,602)	(86,118)
3.88% Fixed	6 Mo. CAD CDOR	CAD	36,635,000	03/20/2029	Semi-Annual	—	(52,707)	231,683	284,390
6 Mo. CAD CDOR	3.31% Fixed	CAD	21,946,000	09/20/2033	Semi-annual	—	(8,587)	(487,503)	(478,916)
6 Mo. CAD CDOR	4.13% Fixed	CAD	8,850,000	12/20/2033	Semi-Annual	—	(81,603)	(13,398)	68,205
3.78% Fixed	6 Mo. CAD CDOR	CAD	9,063,000	03/20/2034	Semi-Annual	—	(31,591)	182,135	213,726
5.98% Fixed	6 Mo. CLP CLICP	CLP	2,182,291,000	12/20/2033	Semi-Annual	—	—	(2,822)	(2,822)
6 Mo. EUR EURIBOR	2.94% Fixed	EUR	37,509,000	03/15/2028	Semi-Annual	—	(43,953)	23,909	67,862
6 Mo. EUR EURIBOR	2.81% Fixed	EUR	19,086,000	06/18/2028	Annual	6,442	—	(100,522)	(106,964)
6 Mo. EUR EURIBOR	0.53% Fixed	EUR	30,516,400	09/16/2031	Annual	258,876	—	(3,650,634)	(3,909,510)
6 Mo. EUR EURIBOR	2.72% Fixed	EUR	56,687,000	03/15/2033	Semi-Annual	399,786	—	(2,189,370)	(2,589,156)
6 Mo. EUR EURIBOR	2.84% Fixed	EUR	14,007,000	12/20/2033	Semi-annual	—	(8,481)	(358,894)	(350,413)
0.63% Fixed	6 Mo. EUR EURIBOR	EUR	10,659,350	09/17/2051	Annual	—	(292,919)	1,944,552	2,237,471
0.63% Fixed	6 Mo. EUR EURIBOR	EUR	4,753,000	06/15/2072	Annual	—	(88,802)	2,847,081	2,935,883
1.16% Fixed	6 Mo. EUR EURIBOR	EUR	887,500	06/15/2072	Annual	—	(18,442)	404,607	423,049
6 Mo. NOK NIBOR	4.44% Fixed	NOK	622,506,000	09/20/2028	Semi-Annual	278,492	—	80,602	(197,890)
3.94% Fixed	6 Mo. NOK NIBOR	NOK	226,558,000	03/18/2029	Annual	6,667	—	56,315	49,648
4.25% Fixed	6 Mo. NOK NIBOR	NOK	288,153,000	03/20/2029	Annual	119,971	—	42,977	(76,994)
4.25% Fixed	6 Mo. NOK NIBOR	NOK	34,050,000	12/20/2033	Annual	—	(25,481)	(151)	25,330
4.19% Fixed	6 Mo. NOK NIBOR	NOK	69,780,000	12/20/2033	Annual	69,968	—	30,146	(39,822)
4.03% Fixed	6 Mo. NOK NIBOR	NOK	71,161,000	03/20/2034	Annual	20,596	—	95,766	75,170
Total centrally cleared interest rate swaps contracts						$ 2,537,976	$ (2,146,515)	$ (5,939,470)	$ (6,330,931)

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
107,495,000	AUD	68,047,727	USD	BNP	11/03/2023	$ 148,950
25,110,000	AUD	15,879,582	USD	MSC	11/03/2023	50,634
9,345,000	AUD	5,893,957	USD	ANZ	11/03/2023	34,672
62,225,000	AUD	39,476,966	USD	BOA	11/03/2023	(356)
3,275,000	AUD	2,101,891	USD	BCLY	11/03/2023	(24,175)
4,565,000	AUD	2,934,318	USD	SSG	11/03/2023	(38,204)
10,780,000	AUD	6,944,638	USD	JPM	11/03/2023	(105,620)
131,281,000	AUD	83,523,856	USD	UBS	11/03/2023	(236,932)
35,035,000	AUD	22,485,175	USD	GSC	11/03/2023	(258,369)
27,125,000	AUD	17,617,167	USD	CBK	11/03/2023	(408,600)
278,445,000	AUD	178,584,321	USD	TDB	11/03/2023	(1,934,024)
The accompanying notes are an integral part of these financial statements.
187

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
168,431,000	AUD	107,280,104	USD	TDB	12/04/2023	$ (310,546)
81,500,000	BRL	16,173,363	USD	CBK	11/03/2023	(16,169)
15,360,000	BRL	3,070,796	USD	GSC	11/03/2023	(25,710)
82,070,000	BRL	16,484,554	USD	BOA	12/04/2023	(274,722)
1,420,000	CAD	1,036,251	USD	BCLY	11/03/2023	(12,235)
2,815,000	CAD	2,052,273	USD	CIBC	11/03/2023	(22,270)
2,830,000	CAD	2,064,623	USD	JPM	11/03/2023	(23,803)
9,340,000	CAD	6,888,291	USD	CBK	11/03/2023	(152,863)
8,395,000	CAD	6,218,818	USD	TDB	11/03/2023	(164,865)
12,155,000	CAD	8,976,031	USD	BNP	11/03/2023	(210,600)
37,770,000	CAD	27,483,079	USD	GSC	11/03/2023	(245,700)
68,820,000	CAD	50,322,476	USD	BOA	11/03/2023	(693,764)
2,820,000	CAD	2,033,613	USD	CBK	12/04/2023	946
8,375,000	CAD	6,056,245	USD	RBC	12/04/2023	(13,893)
24,180,000	CHF	26,407,935	USD	GSC	11/03/2023	182,010
3,820,000	CHF	4,182,028	USD	BCLY	11/03/2023	18,700
115,000	CHF	125,757	USD	SCB	11/03/2023	704
150,000	CHF	164,365	USD	BOA	11/03/2023	585
8,225,000	CHF	9,053,748	USD	CBK	11/03/2023	(8,987)
6,300,000	CHF	6,979,813	USD	BNP	11/03/2023	(51,911)
9,360,000	CHF	10,366,160	USD	MSC	11/03/2023	(73,278)
21,405,000	CHF	23,833,861	USD	SSG	11/03/2023	(295,491)
24,645,000	CHF	27,471,453	USD	JPM	11/03/2023	(370,162)
68,240,000	CHF	76,161,846	USD	UBS	11/03/2023	(1,120,577)
1,840,000	CHF	2,029,912	USD	GSC	12/04/2023	701
18,415,000	CHF	20,425,923	USD	MSC	12/04/2023	(103,241)
84,032,000	CHF	92,877,351	USD	BCLY	12/04/2023	(140,147)
2,085,570,000	CLP	2,248,897	USD	BOA	11/03/2023	80,958
1,637,100,000	CLP	1,764,646	USD	JPM	11/03/2023	64,210
889,650,000	CLP	946,940	USD	UBS	11/03/2023	46,916
889,650,000	CLP	947,545	USD	DEUT	11/03/2023	46,311
1,046,430,000	CLP	1,137,622	USD	GSC	11/03/2023	31,378
12,723,000	CNH	1,738,756	USD	SCB	11/03/2023	(5,438)
12,721,000	CNH	1,739,481	USD	BOA	11/03/2023	(6,436)
27,563,000	CNH	3,764,846	USD	CIB	11/03/2023	(9,800)
12,723,000	CNH	1,737,196	USD	UBS	12/04/2023	69
24,149,000	CNH	3,577,365	USD	BOA	01/24/2024	(268,258)
24,149,000	CNH	3,419,909	USD	CIB	04/10/2024	(92,790)
26,439,000	CNY	3,615,516	USD	SSG	11/03/2023	(1,624)
15,045,693,000	COP	3,639,465	USD	BNP	11/03/2023	13,346
20,060,924,000	COP	4,865,141	USD	BOA	11/03/2023	5,273
30,576,893,000	COP	7,453,647	USD	CBK	11/03/2023	(30,155)
19,705,053,000	COP	4,746,490	USD	CBK	12/04/2023	2,891
29,557,579,000	COP	7,133,051	USD	MSC	12/04/2023	(8,980)
16,420,878,000	COP	3,995,834	USD	SCB	12/04/2023	(38,016)
44,110,000	CZK	1,907,511	USD	BNP	11/03/2023	(7,979)
95,759,000	CZK	4,157,777	USD	BCLY	11/03/2023	(34,055)
91,989,000	CZK	3,948,195	USD	GSC	12/04/2023	8,911
43,220,000	CZK	1,867,253	USD	CBK	12/04/2023	(8,051)
83,553,000	EUR	87,851,632	USD	BNP	11/03/2023	566,275
104,929,000	EUR	110,492,878	USD	BOA	11/03/2023	545,654
19,770,000	EUR	20,717,754	USD	CBK	11/03/2023	203,362
19,762,000	EUR	20,712,552	USD	SCB	11/03/2023	200,098
62,238,000	EUR	65,735,768	USD	MSC	11/03/2023	126,065
21,376,000	EUR	22,544,436	USD	GSC	11/03/2023	76,191
14,019,000	EUR	14,832,375	USD	UBS	11/03/2023	2,886
19,222,000	EUR	20,366,586	USD	JPM	11/03/2023	(25,378)
90,402,000	EUR	95,864,943	USD	BCLY	11/03/2023	(199,250)
63,867,000	EUR	67,837,803	USD	DEUT	11/03/2023	(252,121)
38,934,000	EUR	41,348,297	USD	DEUT	12/04/2023	(90,031)
5,643,000	GBP	6,880,544	USD	UBS	11/03/2023	(21,652)
18,791,000	GBP	22,863,483	USD	BCLY	11/03/2023	(23,603)
5,667,000	GBP	6,943,364	USD	CBK	11/03/2023	(55,301)
7,522,000	GBP	9,211,899	USD	BNP	11/03/2023	(69,141)
2,097,000	GBP	2,546,650	USD	CBK	12/04/2023	2,740
The accompanying notes are an integral part of these financial statements.
188

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
5,608,000	GBP	6,819,158	USD	BNP	12/04/2023	$ (1,335)
3,552,600,000	HUF	9,635,176	USD	UBS	11/03/2023	188,275
8,216,462,000	HUF	22,564,011	USD	BCLY	11/03/2023	155,691
749,200,000	HUF	2,066,816	USD	DEUT	11/03/2023	4,830
733,762,000	HUF	2,012,043	USD	BCLY	12/04/2023	6,409
6,501,500,000	IDR	418,466	USD	BCLY	11/03/2023	(9,190)
60,859,000	ILS	14,936,312	USD	BNP	11/03/2023	121,876
12,829,000	ILS	3,365,778	USD	GSC	11/03/2023	(191,531)
1,770,660,000	INR	21,248,770	USD	DEUT	11/03/2023	17,089
199,630,000	INR	2,401,419	USD	BNP	11/03/2023	(3,837)
910,490,000	INR	10,925,727	USD	DEUT	12/04/2023	623
386,400,000	JPY	2,603,506	USD	SCB	11/02/2023	(53,481)
1,036,600,000	JPY	7,003,765	USD	UBS	11/02/2023	(162,783)
2,578,500,000	JPY	17,294,578	USD	CBK	11/02/2023	(277,916)
4,631,300,000	JPY	31,013,535	USD	BOA	11/02/2023	(449,535)
5,148,000,000	JPY	34,499,975	USD	TDB	11/02/2023	(526,043)
4,122,100,000	JPY	27,786,651	USD	DEUT	11/02/2023	(583,088)
5,684,300,000	JPY	38,332,375	USD	GSC	11/02/2023	(819,163)
10,695,710,000	JPY	71,966,609	USD	BNP	11/02/2023	(1,380,882)
13,343,798,000	JPY	89,625,849	USD	MSC	11/02/2023	(1,564,216)
13,187,902,000	JPY	88,858,475	USD	JPM	11/02/2023	(1,825,671)
23,028,410,000	JPY	153,337,910	USD	BMO	12/04/2023	(529,647)
23,054,880,000	KRW	17,002,124	USD	BCLY	11/03/2023	71,048
2,468,990,000	KRW	1,821,531	USD	BOA	11/03/2023	6,867
35,436,429,000	KRW	26,398,821	USD	JPM	11/03/2023	(156,557)
3,179,710,000	KRW	2,361,498	USD	DEUT	12/04/2023	(2,669)
180,765,915	MXN	9,865,000	USD	BNP	11/03/2023	156,597
184,930,000	MXN	10,103,931	USD	GSC	11/03/2023	148,521
1,090,950,000	MXN	60,353,114	USD	SSG	11/03/2023	128,761
125,570,000	MXN	6,883,075	USD	RBC	11/03/2023	78,480
628,023,000	MXN	34,774,252	USD	UBS	11/03/2023	43,115
706,430,000	MXN	39,173,513	USD	BCLY	11/03/2023	(9,289)
257,730,000	MXN	14,374,222	USD	BOA	11/03/2023	(85,765)
123,110,000	MXN	6,775,827	USD	GSC	12/04/2023	13,296
43,550,000	MXN	2,400,181	USD	DEUT	12/04/2023	1,462
114,730,000	NOK	10,245,671	USD	GSC	11/03/2023	25,663
75,610,000	NOK	6,913,554	USD	BNP	11/03/2023	(144,482)
189,490,000	NOK	17,225,288	USD	CBK	11/03/2023	(260,979)
211,680,000	NOK	19,330,523	USD	MSC	11/03/2023	(379,629)
161,950,000	NOK	15,000,169	USD	JPM	11/03/2023	(501,410)
203,042,000	NOK	18,833,647	USD	UBS	11/03/2023	(656,080)
24,620,000	NOK	2,208,256	USD	UBS	12/04/2023	(1,962)
146,184,000	NOK	13,149,377	USD	DEUT	12/04/2023	(49,262)
70,381,000	NZD	41,163,668	USD	MSC	11/03/2023	(159,256)
19,792,000	NZD	11,764,734	USD	BCLY	11/03/2023	(233,791)
29,220,000	NZD	17,299,409	USD	SSG	11/03/2023	(275,654)
43,639,000	NZD	25,763,677	USD	UBS	11/03/2023	(339,322)
53,128,000	NZD	31,350,143	USD	BNP	11/03/2023	(397,437)
34,035,000	NZD	20,383,543	USD	SCB	11/03/2023	(554,538)
47,911,000	NZD	28,526,066	USD	TDB	11/03/2023	(612,817)
73,790,000	NZD	43,764,352	USD	GSC	11/03/2023	(773,837)
170,126,000	NZD	100,930,738	USD	JPM	11/03/2023	(1,814,264)
21,421,000	NZD	12,482,981	USD	TDB	12/04/2023	(1,747)
4,341,000	PEN	1,138,593	USD	CBK	11/03/2023	(8,746)
4,341,000	PEN	1,123,534	USD	CBK	12/04/2023	4,826
39,330,000	PHP	690,121	USD	BOA	11/03/2023	3,020
152,919,000	PLN	36,023,322	USD	BCLY	11/03/2023	280,510
17,935,000	PLN	4,267,647	USD	BNP	12/04/2023	(12,417)
152,300,000	SEK	13,604,895	USD	CBK	11/03/2023	40,700
15,395,000	SEK	1,399,412	USD	DEUT	11/03/2023	(20,069)
349,221,000	SEK	31,494,831	USD	JPM	11/03/2023	(205,741)
150,180,000	SEK	13,669,070	USD	BOA	11/03/2023	(213,420)
193,892,000	SEK	17,780,327	USD	GSC	11/03/2023	(408,221)
370,837,000	SEK	33,669,944	USD	BNP	11/03/2023	(444,129)
397,220,000	SEK	36,737,568	USD	BCLY	11/03/2023	(1,147,921)
The accompanying notes are an integral part of these financial statements.
189

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
683,925,000	SEK	62,538,910	USD	UBS	11/03/2023	$ (1,261,405)
6,188,000	SEK	555,839	USD	MSC	12/04/2023	(636)
12,375,000	SEK	1,111,576	USD	GSC	12/04/2023	(1,260)
225,307,000	SEK	20,261,651	USD	DEUT	12/04/2023	(46,532)
3,070,000	SGD	2,253,840	USD	CIBC	11/03/2023	(11,285)
80,375,000	TRY	2,825,489	USD	BCLY	11/03/2023	7,170
80,375,000	TRY	2,764,307	USD	GSC	12/04/2023	351
55,545,000	TWD	1,733,073	USD	MSC	11/03/2023	(19,956)
1,869,783,000	ZAR	99,140,138	USD	MSC	11/03/2023	1,158,081
499,951,000	ZAR	25,952,797	USD	GSC	11/03/2023	865,393
186,453,000	ZAR	9,576,782	USD	BOA	11/03/2023	424,862
4,996,000	ZAR	254,933	USD	BCLY	11/03/2023	13,061
66,610,000	ZAR	3,525,029	USD	DEUT	12/04/2023	37,972
19,154,000	ZAR	1,012,978	USD	MSC	12/04/2023	11,579
146,999,758	USD	229,199,000	AUD	TDB	11/03/2023	1,591,971
79,244,662	USD	123,603,000	AUD	BNP	11/03/2023	828,795
122,985,265	USD	193,390,000	AUD	GSC	11/03/2023	295,324
20,540,065	USD	32,174,000	AUD	SGG	11/03/2023	128,326
6,909,311	USD	10,880,000	AUD	SSG	11/03/2023	6,852
2,479,626	USD	3,904,000	AUD	DEUT	11/03/2023	2,861
247,793	USD	390,000	AUD	CBK	11/03/2023	371
13,164,409	USD	20,783,000	AUD	ANZ	11/03/2023	(20,683)
10,997,838	USD	17,390,000	AUD	BOA	11/03/2023	(34,677)
33,647,740	USD	53,147,000	AUD	MSC	11/03/2023	(69,631)
102,480,707	USD	161,918,000	AUD	UBS	11/03/2023	(242,857)
204,156,463	USD	320,528,000	AUD	TDB	12/04/2023	590,976
2,401,693	USD	3,775,000	AUD	MSC	12/04/2023	4,212
10,135,918	USD	16,020,000	AUD	GSC	12/04/2023	(38,292)
16,546,371	USD	82,070,000	BRL	BOA	11/03/2023	276,176
2,912,885	USD	14,790,000	BRL	JPM	11/03/2023	(19,199)
19,931,330	USD	26,906,000	CAD	TDB	11/03/2023	528,393
27,564,131	USD	37,785,000	CAD	SSG	11/03/2023	315,935
26,037,993	USD	35,860,000	CAD	JPM	11/03/2023	177,987
13,072,726	USD	17,975,000	CAD	BOA	11/03/2023	110,272
6,874,867	USD	9,465,000	CAD	CBK	11/03/2023	49,297
3,627,427	USD	4,980,000	CAD	BNP	11/03/2023	36,161
3,096,537	USD	4,265,000	CAD	GSC	11/03/2023	20,884
18,307	USD	25,000	CAD	MSC	11/03/2023	279
1,512,073	USD	2,091,000	CAD	RBC	12/04/2023	3,469
176,107,230	USD	237,563,000	CAD	DEUT	12/21/2023	4,638,152
51,567,922	USD	71,212,000	CAD	UBS	01/18/2024	142,635
22,770,712	USD	20,515,000	CHF	JPM	11/03/2023	211,046
6,895,001	USD	6,165,000	CHF	SSG	11/03/2023	115,555
6,949,287	USD	6,250,000	CHF	GSC	11/03/2023	76,368
4,161,406	USD	3,775,000	CHF	BCLY	11/03/2023	10,163
6,946,828	USD	6,355,000	CHF	MSC	11/03/2023	(41,555)
22,065,079	USD	20,123,000	CHF	BOA	11/03/2023	(63,518)
21,047,712	USD	19,225,000	CHF	BNP	11/03/2023	(93,385)
33,880,876	USD	30,675,000	CHF	JPM	12/04/2023	28,133
7,849,281	USD	7,134,290,000	CLP	UBS	11/03/2023	(120,657)
3,951,709	USD	3,553,100,000	CLP	DEUT	12/04/2023	(10,456)
642,670	USD	585,890,000	CLP	BCLY	12/04/2023	(10,673)
7,604,308	USD	55,643,000	CNH	SCB	11/03/2023	23,783
6,183,901	USD	45,281,000	CNH	CIB	11/03/2023	15,044
2,900,454	USD	21,247,000	CNH	JPM	11/03/2023	5,868
7,570,861	USD	55,448,000	CNH	UBS	12/04/2023	(300)
3,639,638	USD	24,149,000	CNH	BOA	01/24/2024	330,532
3,589,702	USD	24,149,000	CNH	BOA	04/10/2024	262,583
4,781,619	USD	19,705,053,000	COP	CBK	11/03/2023	(2,396)
2,066,303	USD	47,880,000	CZK	CBA	11/03/2023	4,421
199,400,409	USD	1,399,968,000	DKK	DEUT	11/03/2023	899,940
199,134,315	USD	1,399,968,000	DKK	DEUT	12/04/2023	291,687
3,820,722	USD	3,586,000	EUR	NWM	11/03/2023	25,925
3,382,557	USD	3,190,000	EUR	SSG	11/03/2023	6,818
1,721,290	USD	1,633,000	EUR	SCB	11/03/2023	(6,793)
The accompanying notes are an integral part of these financial statements.
190

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
21,128,680	USD	19,976,000	EUR	UBS	11/03/2023	$ (10,431)
13,816,028	USD	13,091,000	EUR	BCLY	11/03/2023	(37,200)
14,850,682	USD	14,093,000	EUR	GSC	11/03/2023	(62,890)
39,269,097	USD	37,210,000	EUR	CBK	11/03/2023	(107,470)
17,291,894	USD	16,468,000	EUR	CIBC	11/03/2023	(134,962)
98,345,584	USD	93,330,000	EUR	DEUT	11/03/2023	(418,593)
82,787,656	USD	78,632,000	EUR	MSC	11/03/2023	(422,724)
105,020,427	USD	99,746,000	EUR	BNP	11/03/2023	(533,324)
134,263,260	USD	127,500,000	EUR	JPM	11/03/2023	(660,480)
46,391,634	USD	43,910,473	EUR	DEUT	11/30/2023	(129,548)
51,243,045	USD	48,251,000	EUR	DEUT	12/04/2023	111,576
3,398,053	USD	3,203,000	EUR	GSC	12/04/2023	3,842
6,838,720	USD	6,463,000	EUR	MSC	12/04/2023	(10,106)
17,005,787	USD	13,898,000	GBP	TDB	11/03/2023	113,199
6,919,140	USD	5,621,000	GBP	GSC	11/03/2023	86,989
20,714,789	USD	17,024,000	GBP	JPM	11/03/2023	22,643
10,057,024	USD	8,267,000	GBP	BOA	11/03/2023	8,741
2,098,338	USD	1,721,000	GBP	BCLY	11/03/2023	6,515
7,897,335	USD	6,517,000	GBP	BNP	11/03/2023	(23,877)
13,744,434	USD	11,367,000	GBP	BCLY	11/30/2023	(74,147)
2,038,705	USD	1,680,000	GBP	GSC	12/04/2023	(3,725)
18,726,410	USD	15,425,000	GBP	BCLY	12/04/2023	(26,252)
20,398,530	USD	16,806,000	GBP	MSC	12/04/2023	(33,056)
5,504,776	USD	42,760,000	HKD	SCB	04/12/2024	25,034
5,479,188	USD	42,610,000	HKD	SCB	05/09/2024	16,089
8,312,978	USD	3,050,600,000	HUF	UBS	11/03/2023	(122,370)
25,551,957	USD	9,467,662,000	HUF	BCLY	11/03/2023	(627,492)
18,771,817	USD	6,845,800,000	HUF	BCLY	12/04/2023	(59,790)
3,019,151	USD	46,933,000,000	IDR	MSC	11/03/2023	64,670
2,546,144	USD	40,431,500,000	IDR	DEUT	12/04/2023	1,528
13,845,244	USD	52,888,000	ILS	BNP	11/03/2023	759,300
2,753,278	USD	10,595,000	ILS	UBS	11/03/2023	131,784
2,580,391	USD	10,205,000	ILS	BCLY	11/03/2023	55,394
14,661,758	USD	59,743,000	ILS	BNP	12/04/2023	(142,823)
10,936,817	USD	910,490,000	INR	DEUT	11/03/2023	1,712
686,035	USD	57,229,000	INR	UBS	11/03/2023	(1,293)
1,359,146	USD	113,399,000	INR	GSC	11/03/2023	(2,791)
4,128,184	USD	344,435,000	INR	SCB	11/03/2023	(8,526)
6,528,655	USD	544,737,000	INR	BNP	11/03/2023	(13,708)
74,425,048	USD	11,060,950,000	JPY	MSC	11/02/2023	1,428,940
57,412,923	USD	8,519,650,000	JPY	GSC	11/02/2023	1,187,980
34,639,402	USD	5,158,500,000	JPY	BOA	11/02/2023	596,176
29,441,757	USD	4,377,400,000	JPY	BCLY	11/02/2023	553,356
17,355,309	USD	2,571,800,000	JPY	SSG	11/02/2023	382,862
10,718,767	USD	1,590,575,000	JPY	BNP	11/02/2023	221,858
10,359,927	USD	1,540,200,000	JPY	SCB	11/02/2023	195,465
13,781,800	USD	2,060,200,000	JPY	JPM	11/02/2023	185,628
6,985,824	USD	1,032,400,000	JPY	DEUT	11/02/2023	172,559
6,886,991	USD	1,023,400,000	JPY	CIBC	11/02/2023	133,121
70,759,411	USD	9,941,400,000	JPY	SCB	11/06/2023	5,110,935
17,043,347	USD	2,435,950,000	JPY	BMO	11/13/2023	938,367
53,169,539	USD	7,663,650,000	JPY	WEST	11/20/2023	2,441,293
88,479,066	USD	12,736,650,000	JPY	BOA	11/27/2023	4,069,359
7,649,946	USD	1,148,875,000	JPY	BMO	12/04/2023	26,424
1,717,041	USD	255,600,000	JPY	BCLY	12/04/2023	20,971
40,369,628	USD	6,082,200,000	JPY	JPM	12/04/2023	10,332
40,363,940	USD	6,082,200,000	JPY	BOA	12/04/2023	4,644
49,460,425	USD	7,230,800,000	JPY	BNP	12/26/2023	1,283,278
17,320,181	USD	2,559,800,000	JPY	RBC	02/05/2024	158,112
409,954,819	USD	549,009,956,000	KRW	JPM	11/03/2023	3,388,335
1,721,205	USD	2,313,300,000	KRW	GSC	11/03/2023	8,103
1,714,354	USD	2,332,550,000	KRW	CBK	11/03/2023	(13,004)
368,275,219	USD	495,875,217,000	KRW	DEUT	12/04/2023	416,175
2,365,680	USD	3,179,710,000	KRW	GSC	12/04/2023	6,850
26,269,199	USD	462,427,000	MXN	JPM	11/03/2023	632,414
The accompanying notes are an integral part of these financial statements.
191

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
53,233,872	USD	950,642,000	MXN	BCLY	11/03/2023	$ 530,623
38,912,360	USD	693,642,000	MXN	UBS	11/03/2023	457,098
72,419,064	USD	1,298,477,000	MXN	SSG	11/03/2023	431,968
18,925,820	USD	340,040,000	MXN	BOA	11/03/2023	74,125
39,684,079	USD	715,540,000	MXN	GSC	11/03/2023	14,800
4,193,748	USD	75,750,000	MXN	SCB	11/03/2023	(5,804)
11,912,883	USD	215,660,000	MXN	BNP	11/03/2023	(43,229)
23,746,742	USD	435,540,000	MXN	RBC	11/03/2023	(399,437)
34,728,870	USD	628,023,000	MXN	BCLY	12/04/2023	95,408
34,590,764	USD	628,023,000	MXN	UBS	12/04/2023	(42,698)
34,558,406	USD	628,023,000	MXN	SSG	12/04/2023	(75,056)
285,561,286	USD	3,037,367,000	NOK	UBS	11/03/2023	13,637,530
20,353,594	USD	220,520,000	NOK	JPM	11/03/2023	611,289
17,249,493	USD	189,104,000	NOK	BNP	11/03/2023	319,742
23,865,853	USD	264,420,000	NOK	CBK	11/03/2023	193,350
2,116,573	USD	22,690,000	NOK	BCLY	11/03/2023	85,225
3,417,141	USD	37,430,000	NOK	GSC	11/03/2023	66,178
2,418,523	USD	26,460,000	NOK	SGG	11/03/2023	49,662
665,199	USD	7,280,000	NOK	DEUT	11/03/2023	13,449
269,398,605	USD	2,994,953,000	NOK	DEUT	12/04/2023	1,009,266
3,392,695	USD	37,910,000	NOK	GSC	12/04/2023	(4,567)
216,733,439	USD	364,015,000	NZD	TDB	11/03/2023	4,656,018
93,703,799	USD	158,156,000	NZD	JPM	11/03/2023	1,561,121
53,744,383	USD	90,627,000	NZD	MSC	11/03/2023	944,524
46,309,468	USD	78,103,000	NZD	BNP	11/03/2023	806,172
22,096,951	USD	37,046,000	NZD	GSC	11/03/2023	513,719
18,100,949	USD	30,273,000	NZD	UBS	11/03/2023	463,709
36,722,497	USD	62,625,000	NZD	BOA	11/03/2023	236,780
3,097,395	USD	5,170,000	NZD	BCLY	11/03/2023	85,321
2,075,064	USD	3,500,000	NZD	SCB	11/03/2023	35,942
180,018,089	USD	308,914,000	NZD	TDB	12/04/2023	25,195
3,387,207	USD	5,830,000	NZD	UBS	12/04/2023	(9,721)
1,125,049	USD	4,341,000	PEN	CBK	11/03/2023	(4,798)
690,824	USD	39,330,000	PHP	BCLY	11/03/2023	(2,317)
690,048	USD	39,330,000	PHP	BOA	12/04/2023	(3,095)
2,091,909	USD	9,105,000	PLN	DEUT	11/03/2023	(69,669)
32,990,545	USD	143,814,000	PLN	BCLY	11/03/2023	(1,151,708)
36,011,869	USD	152,919,000	PLN	BCLY	12/04/2023	(269,453)
113,047,319	USD	1,222,541,000	SEK	BCLY	11/03/2023	3,511,537
68,488,163	USD	748,070,000	SEK	UBS	11/03/2023	1,463,473
63,875,221	USD	703,200,000	SEK	JPM	11/03/2023	870,739
28,335,446	USD	313,400,000	SEK	GSC	11/03/2023	255,803
13,875,261	USD	152,290,000	SEK	CBK	11/03/2023	230,562
7,178,039	USD	78,410,000	SEK	BNP	11/03/2023	152,752
4,094,420	USD	45,080,000	SEK	BOA	11/03/2023	55,396
105,140,886	USD	1,169,141,000	SEK	DEUT	12/04/2023	242,574
13,584,141	USD	151,580,000	SEK	UBS	12/04/2023	(16,003)
3,850,138	USD	5,241,000	SGD	BCLY	11/03/2023	21,724
2,368,863	USD	3,240,000	SGD	SCB	11/03/2023	2,127
3,955,901	USD	5,411,000	SGD	CIB	12/04/2023	(2,430)
9,888,907	USD	360,599,000	THB	BCLY	11/03/2023	(146,239)
6,462,727	USD	231,259,000	THB	BCLY	12/04/2023	8,844
2,841,612	USD	80,375,000	TRY	GSC	11/03/2023	8,953
2,618,417	USD	84,025,000	TWD	JPM	11/03/2023	26,920
2,053,252	USD	66,164,000	TWD	BCLY	11/03/2023	12,624
2,931,335	USD	94,644,000	TWD	BCLY	12/04/2023	726
6,120,325	USD	115,660,000	ZAR	BNP	11/03/2023	(83,866)
12,556,137	USD	239,844,000	ZAR	MSC	11/03/2023	(309,488)
11,478,576	USD	220,530,000	ZAR	BOA	11/03/2023	(351,015)
23,833,198	USD	454,610,000	ZAR	GSC	11/03/2023	(552,826)
The accompanying notes are an integral part of these financial statements.
192

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
81,276,333	USD	1,530,539,000	ZAR	UBS	11/03/2023	$ (824,284)
98,885,322	USD	1,869,783,000	ZAR	MSC	12/04/2023	(1,130,279)
Total foreign currency contracts						$ 39,170,567
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 295,490,135	$ —	$ 295,490,135	$ —
Convertible Bonds	6,594,800	—	6,594,800	—
Corporate Bonds	483,442,384	—	483,442,384	—
Foreign Government Obligations	1,847,951,914	—	1,847,951,914	—
Senior Floating Rate Interests	147,031,079	—	147,031,079	—
U.S. Government Agencies	94,142,090	—	94,142,090	—
U.S. Government Securities	183,886,831	—	183,886,831	—
Short-Term Investments	259,177,068	252,840,649	6,336,419	—
Purchased Options	2,892,041	2,892,041	—	—
Foreign Currency Contracts(2)	77,300,279	—	77,300,279	—
Futures Contracts(2)	6,619,389	6,619,389	—	—
Swaps - Credit Default(2)	1,463,888	—	1,463,888	—
Swaps - Interest Rate(2)	13,309,507	—	13,309,507	—
Total	$ 3,419,301,405	$ 262,352,079	$ 3,156,949,326	$ —
Liabilities
Foreign Currency Contracts(2)	$ (38,129,712)	$ —	$ (38,129,712)	$ —
Futures Contracts(2)	(4,985,976)	(4,985,976)	—	—
Swaps - Credit Default(2)	(1,046,477)	—	(1,046,477)	—
Swaps - Interest Rate(2)	(19,063,049)	—	(19,063,049)	—
Written Options	(1,816,391)	(1,809,518)	(6,873)	—
Total	$ (65,041,605)	$ (6,795,494)	$ (58,246,111)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
193

Hartford Fixed Income Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIB	Credit Agricole
CIBC	Canadian Imperial Bank of Commerce
CITI	Citigroup Global Markets, Inc.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	Hongkong and Shanghai Banking Corporation
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NWM	NatWest Markets Plc
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International
Currency Abbreviations:
ARS	Argentine Peso
AUD	Australia Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CHF	Switzerland Franc
CLP	Chile Peso
CNH	China Yuan Renminbi
CNY	China Yuan Renminbi
COP	Colombia Peso
CZK	Czech Republic Koruna
DKK	Denmark Krone
EGP	Egypt Pound
EUR	Euro Member Countries
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungary Forint
IDR	Indonesia Rupiah
ILS	Israel Shekel
INR	Indian Rupee
JPY	Japan Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysia Ringgit
NOK	Norway Krone
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
PHP	Philippines Peso
PLN	Poland Zloty
RON	Romania New Leu
RSD	Serbia Dinar
SEK	Sweden Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Currency
TWD	Taiwan New Dollar
USD	United States Dollar
UYU	Uruguay Peso
ZAR	South Africa Rand
Index Abbreviations:
BADLAR	Buenos Aires Deposits of Large Amount Rate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
ICE	Intercontinental Exchange, Inc.
ITRAXX-XOVERS	iTraxx Europe Crossover Seriese
MTA	Monthly Treasury Average Index
Municipal Abbreviations:
Auth	Authority
COP	Certificate of Participation
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
Redev	Redevelopment
Rev	Revenue
VA	Veterans Administration
Other Abbreviations:
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Co.
ARM	Adjustable Rate Mortgage
BAM	Build America Mutual Assurance Corp.
BBSW	Bank Bill Swap Reference Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CDOR	Canadian Dollar Offered Rate
CLICP	Sinacofi Chile Interbank Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
COLL	Collateral
CPIBR	Consumer price index Brazil
CR	Custodial Receipts
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HIBOR	Hong Kong Interbank Offered Rate
HUD	Housing and Urban Development
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
NIBOR	Norwegian Interbank Offered Rate
Nyrt	New York REIT Inc
NZDBBR	New Zealand Bank Bill Rate
OJSC	Open Joint Stock Company
PJSC	Private Joint Stock Company
PRIBOR	Prague Interbank Offered Rate
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
SD CRED PROG	School District Credit Enhancement Program
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
SONIO	Sterling Overnight Index Average
SPDR	Standard & Poor's Depositary Receipt
ST APPROP	State Appropriation
ST GTD	State Guaranteed
ST INTERCEPT	State Intercept Program
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced
TCRS	Tennessee Consolidated Retirement System
TELBOR	Tel Aviv Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
TONAR	Tokyo Overnight Average Rate
WIBOR	Warsaw Interbank Offered Rate

194

Hartford Fixed Income Funds
 Statements of Assets and Liabilities
October 31, 2023

	Hartford Dynamic Bond Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund
Assets:
Investments in securities, at market value(1)	$ 111,054,814	$ 26,942,514	$ 1,323,245,228	$ 298,273,792	$ 364,476,017	$ 379,305,527
Repurchase agreements	—	203,592	—	—	2,086,108	926,645
Cash	1,165,045	848,600	—	—	7,971,464	9,152,197
Cash collateral due from broker on futures contracts	—	23,337	62,277	17,557	29,822	—
Cash collateral due from broker on swap contracts	—	194,000	201,297	—	—	—
Cash collateral held for securities on loan	—	1,875	—	—	—	—
Foreign currency	688	498,535	13,011,493	4,226,969	25,567	58,357
Unrealized appreciation on OTC swap contracts	—	9,776	2,472,407	502,887	—	3,718,876
Unrealized appreciation on foreign currency contracts	—	473,368	2,355	999	—	299,224
Receivables:
From affiliates	15,390	15,916	—	17,976	10,865	—
Investment securities sold	3,871,887	89,800	29,756,976	9,465,093	2,498,437	31,066
Fund shares sold	350,121	19	1,171,458	462,620	572,567	149,192
Dividends and interest	1,330,339	381,688	12,246,320	2,708,463	5,878,438	1,035,111
Securities lending income	—	20	—	—	—	21
Variation margin on futures contracts	—	478	2,735	805	—	—
Variation margin on centrally cleared swap contracts	25,107	—	—	—	—	11,533
Tax reclaims	10,986	29,670	—	—	—	—
Other assets	46,695	38,485	47,961	83,764	48,172	39,248
Total assets	117,871,072	29,751,673	1,382,220,507	315,760,925	383,597,457	394,726,997
Liabilities:
Due to custodian	—	—	1,023,227	276,398	—	—
Unrealized depreciation on foreign currency contracts	—	537,826	393,519	85,927	39,021	315,777
Unrealized depreciation on bond forward contracts	—	—	—	—	—	65,262
Obligation to return securities lending collateral	—	37,500	—	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	447,767	108,004	—	—
Cash collateral due to broker on swap contracts	—	—	2,480,000	713,417	—	2,550,000
Unfunded loan commitments	—	—	1,656,961	491,514	—	—
Payables:
To affiliates	—	—	18,616	—	—	—
Investment securities purchased	6,099,645	84,629	75,775,720	20,511,243	645,667	22,172,129
Fund shares redeemed	142,784	156,302	4,391,504	869,614	931,526	836,224
Investment management fees	52,996	18,442	691,908	175,542	162,047	123,392
Transfer agent fees	9,054	4,630	188,163	48,622	74,107	75,236
Accounting services fees	1,430	513	18,392	5,109	6,609	6,833
Board of Directors' fees	257	119	5,450	1,105	1,320	1,787
Variation margin on futures contracts	4,893	—	—	—	2,328	127,997
Variation margin on centrally cleared swap contracts	—	16,735	15,103	4,998	—	—
Foreign taxes	—	800	—	—	—	—
Distribution fees	268	205	32,196	4,345	11,126	10,240
Distributions payable	121,206	—	1,692,280	9,201	21,332	151
Written options	—	101,284	—	—	—	—
Accrued expenses	34,517	47,816	92,520	58,522	51,546	54,031
Total liabilities	6,467,050	1,006,801	88,923,326	23,363,561	1,946,629	26,339,059
Net assets	$ 111,404,022	$ 28,744,872	$ 1,293,297,181	$ 292,397,364	$ 381,650,828	$ 368,387,938
Summary of Net Assets:
Capital stock and paid-in-capital	$ 115,819,176	$ 108,343,039	$ 1,966,568,274	$ 396,539,829	$ 454,896,827	$ 493,100,198
Distributable earnings (loss)	(4,415,154)	(79,598,167)	(673,271,093)	(104,142,465)	(73,245,999)	(124,712,260)
Net assets	$ 111,404,022	$ 28,744,872	$ 1,293,297,181	$ 292,397,364	$ 381,650,828	$ 368,387,938
Shares authorized	350,000,000	550,000,000	3,200,000,000	450,000,000	485,000,000	6,190,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 9.46	$ 4.46	$ 7.78	$ 8.84	$ 6.48	$ 9.52
Maximum offering price per share	9.91	4.67	8.02	9.11	6.79	9.97
Shares outstanding	178,565	681,896	74,068,340	7,225,501	35,217,870	16,395,480
Net Assets	$ 1,689,532	$ 3,038,166	$ 576,509,531	$ 63,857,779	$ 228,338,468	$ 156,130,551
Class C: Net asset value per share	$ 9.46	$ 4.47	$ 7.86	$ 8.92	$ 6.47	$ 9.15
Shares outstanding	134,301	114,650	6,841,308	1,166,780	1,637,150	1,178,161
Net Assets	$ 1,270,672	$ 511,959	$ 53,757,350	$ 10,406,218	$ 10,587,003	$ 10,782,861
The accompanying notes are an integral part of these financial statements.
195

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	Hartford Dynamic Bond Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund
Class I: Net asset value per share	$ 9.46	$ 4.43	$ 7.72	$ 8.77	$ 6.46	$ 9.75
Shares outstanding	6,391,389	1,570,561	67,108,345	18,831,156	4,505,474	3,405,581
Net Assets	$ 60,450,122	$ 6,955,793	$ 518,130,949	$ 165,095,033	$ 29,118,989	$ 33,202,927
Class R3: Net asset value per share	$ —	$ 4.46	$ 7.84	$ 8.86	$ 6.49	$ 9.31
Shares outstanding	—	2,273	314,740	1,708	229,582	2,586,858
Net Assets	$ —	$ 10,147	$ 2,466,143	$ 15,127	$ 1,489,425	$ 24,071,589
Class R4: Net asset value per share	$ —	$ 4.43	$ 7.78	$ 8.82	$ 6.50	$ 9.54
Shares outstanding	—	2,298	249,598	37,452	134,706	341,830
Net Assets	$ —	$ 10,190	$ 1,941,008	$ 330,327	$ 875,013	$ 3,259,361
Class R5: Net asset value per share	$ 9.46	$ 4.22	$ 7.73	$ 8.76	$ 6.43	$ 9.71
Shares outstanding	107,322	2,464	185,433	1,106,046	97,047	225,159
Net Assets	$ 1,014,904	$ 10,403	$ 1,432,614	$ 9,687,082	$ 623,895	$ 2,185,647
Class R6: Net asset value per share	$ 9.45	$ —	$ —	$ —	$ 6.36	$ —
Shares outstanding	107,532	—	—	—	7,251	—
Net Assets	$ 1,016,322	$ —	$ —	$ —	$ 46,148	$ —
Class Y: Net asset value per share	$ 9.46	$ 4.39	$ 7.69	$ 8.77	$ 6.38	$ 9.77
Shares outstanding	222,211	3,205,336	5,027,296	2,667,829	466,334	1,897,442
Net Assets	$ 2,102,253	$ 14,087,179	$ 38,666,659	$ 23,394,915	$ 2,974,841	$ 18,538,640
Class F: Net asset value per share	$ 9.45	$ 4.43	$ 7.69	$ 8.78	$ 6.43	$ 9.75
Shares outstanding	4,640,623	929,810	13,056,174	2,234,772	16,736,973	12,333,853
Net Assets	$ 43,860,217	$ 4,121,035	$ 100,392,927	$ 19,610,883	$ 107,597,046	$ 120,216,362
Cost of investments	$ 112,766,653	$ 29,422,743	$ 1,390,076,652	$ 310,613,950	$ 401,190,102	$ 425,938,414
Cost of foreign currency	$ 710	$ 524,046	$ 12,997,956	$ 4,222,414	$ 25,540	$ 60,458
Written option contracts premiums received	$ —	$ 105,224	$ —	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ —	$ 36,631	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
196

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund
Assets:
Investments in securities, at market value(1)	$ 1,670,086,462	$ 39,721,968	$ 1,755,039,315	$ 2,026,369,089	$ 83,450,722	$ 3,493,554,673
Repurchase agreements	3,360,489	189,939	2,536,452	34,957,604	115,719	8,182,149
Cash	12,783,922	725,919	11,604,111	143,076,040	449,193	49,422,314
Cash collateral due from broker on futures contracts	—	—	2,172,532	—	—	—
Cash collateral held for securities on loan	—	—	398,642	618,939	—	353,077
Foreign currency	—	—	1,196,864	8,641,880	—	3,862
Unrealized appreciation on foreign currency contracts	—	—	16,364	2,672,761	—	957,354
Receivables:
From affiliates	—	9,040	—	—	11,044	—
Investment securities sold	—	—	6,915,787	2,740,969	—	212,659,531
Fund shares sold	2,048,436	48,825	3,809,726	39,309,755	43,519	9,194,146
Dividends and interest	21,646,901	515,257	12,397,711	22,779,362	1,109,043	23,732,283
Securities lending income	—	—	833	10,389	—	4,128
Variation margin on centrally cleared swap contracts	—	—	—	548,106	—	—
Tax reclaims	—	—	—	17,177	—	—
Other assets	56,766	21,904	88,781	97,584	22,828	136,490
Total assets	1,709,982,976	41,232,852	1,796,177,118	2,281,839,655	85,202,068	3,798,200,007
Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	54,228	704,822	—	4,472
Obligation to return securities lending collateral	—	—	7,972,833	12,378,788	—	7,061,549
Cash collateral due to broker on swap contracts	—	—	—	—	—	270,000
Cash collateral due to broker on TBA sale commitments	—	—	—	50,000	—	265,000
TBA sale commitments, at market value	—	—	—	—	—	120,728,001
Unfunded loan commitments	—	—	327,664	352,143	—	—
Payables:
Investment securities purchased	38,169,342	613,982	17,449,128	233,999,827	1,536,525	709,650,045
Fund shares redeemed	6,015,023	15,255	4,789,387	10,935,005	205,111	5,848,766
Investment management fees	442,934	12,190	562,867	848,978	25,094	707,735
Transfer agent fees	211,374	3,588	211,444	265,325	13,581	266,670
Accounting services fees	22,923	615	23,278	26,966	1,466	39,087
Board of Directors' fees	6,116	175	6,776	7,278	372	10,672
Variation margin on futures contracts	—	—	105,776	893,824	—	518,827
Variation margin on centrally cleared swap contracts	—	—	—	—	—	21,462
Distribution fees	18,757	1,103	36,892	19,446	1,211	40,573
Distributions payable	348,384	—	288,308	—	814	734,312
Accrued expenses	59,067	34,553	97,204	138,547	35,695	137,876
Total liabilities	45,293,920	681,461	31,925,785	260,620,949	1,819,869	846,305,047
Net assets	$ 1,664,689,056	$ 40,551,391	$ 1,764,251,333	$ 2,021,218,706	$ 83,382,199	$ 2,951,894,960
Summary of Net Assets:
Capital stock and paid-in-capital	$ 1,880,010,599	$ 43,090,201	$ 1,899,972,261	$ 2,677,316,158	$ 99,636,855	$ 3,707,578,243
Distributable earnings (loss)	(215,321,543)	(2,538,810)	(135,720,928)	(656,097,452)	(16,254,656)	(755,683,283)
Net assets	$ 1,664,689,056	$ 40,551,391	$ 1,764,251,333	$ 2,021,218,706	$ 83,382,199	$ 2,951,894,960
Shares authorized	815,000,000	300,000,000	745,000,000	1,415,000,000	300,000,000	1,425,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 7.82	$ 9.59	$ 9.32	$ 7.21	$ 9.28	$ 8.48
Maximum offering price per share	8.19	10.04	9.51	7.55	9.72	8.88
Shares outstanding	47,022,430	2,919,545	86,104,636	35,041,383	2,590,963	113,130,079
Net Assets	$ 367,824,495	$ 27,990,675	$ 802,471,113	$ 252,701,103	$ 24,050,497	$ 958,940,090
Class C: Net asset value per share	$ 7.83	$ 9.59	$ 9.32	$ 7.29	$ 9.28	$ 8.58
Shares outstanding	2,847,286	49,348	3,357,836	7,165,075	233,646	590,195
Net Assets	$ 22,290,537	$ 473,402	$ 31,300,079	$ 52,261,757	$ 2,167,796	$ 5,062,705
The accompanying notes are an integral part of these financial statements.
197

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund
Class I: Net asset value per share	$ 7.82	$ 9.55	$ 9.27	$ 7.23	$ 9.26	$ 8.43
Shares outstanding	123,064,819	495,901	39,830,460	155,945,465	4,624,033	64,695,830
Net Assets	$ 962,920,687	$ 4,735,824	$ 369,268,068	$ 1,127,769,881	$ 42,799,772	$ 545,553,182
Class R3: Net asset value per share	$ —	$ —	$ 9.31	$ 7.20	$ —	$ 8.72
Shares outstanding	—	—	149,484	437,115	—	408,919
Net Assets	$ —	$ —	$ 1,391,208	$ 3,147,774	$ —	$ 3,564,848
Class R4: Net asset value per share	$ —	$ —	$ 9.30	$ 7.21	$ —	$ 8.64
Shares outstanding	—	—	551,702	832,851	—	1,176,388
Net Assets	$ —	$ —	$ 5,133,318	$ 6,000,760	$ —	$ 10,163,985
Class R5: Net asset value per share	$ —	$ —	$ 9.27	$ 7.20	$ —	$ 8.57
Shares outstanding	—	—	222,416	4,374,567	—	166,864
Net Assets	$ —	$ —	$ 2,060,790	$ 31,478,185	$ —	$ 1,430,239
Class R6: Net asset value per share	$ —	$ —	$ 9.21	$ 7.20	$ —	$ 8.49
Shares outstanding	—	—	232,047	36,198,703	—	28,416,249
Net Assets	$ —	$ —	$ 2,136,653	$ 260,481,244	$ —	$ 241,236,058
Class Y: Net asset value per share	$ 7.82	$ —	$ 9.25	$ 7.18	$ —	$ 8.52
Shares outstanding	1,628,382	—	337,065	10,302,053	—	11,185,951
Net Assets	$ 12,734,077	$ —	$ 3,117,634	$ 74,003,988	$ —	$ 95,262,685
Class F: Net asset value per share	$ 7.81	$ 9.55	$ 9.25	$ 7.22	$ 9.26	$ 8.37
Shares outstanding	38,252,602	769,647	59,201,398	29,542,104	1,551,763	130,335,293
Net Assets	$ 298,919,260	$ 7,351,490	$ 547,372,470	$ 213,374,014	$ 14,364,134	$ 1,090,681,168
Cost of investments	$ 1,813,908,119	$ 41,872,072	$ 1,864,034,290	$ 2,228,216,907	$ 94,038,089	$ 3,982,742,240
Cost of foreign currency	$ —	$ —	$ 1,195,620	$ 8,894,164	$ —	$ 3,858
Proceeds of TBA sale commitments	$ —	$ —	$ —	$ —	$ —	$ 122,322,475
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ 7,739,884	$ 11,993,388	$ —	$ 6,826,236
The accompanying notes are an integral part of these financial statements.
198

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

The Hartford World Bond Fund
Assets:
Investments in securities, at market value(1)	$ 3,314,271,923
Repurchase agreements	6,336,419
Cash	38,695,811
Cash collateral held for securities on loan	139,233
Foreign currency	9,599,284
Unrealized appreciation on OTC swap contracts	1,180,116
Unrealized appreciation on foreign currency contracts	77,300,279
Receivables:
Investment securities sold	18,385,300
Fund shares sold	5,510,259
Dividends and interest	22,809,503
Securities lending income	4,061
Variation margin on futures contracts	768,687
Other assets	109,413
Total assets	3,495,110,288
Liabilities:
Unrealized depreciation on foreign currency contracts	38,129,712
Obligation to return securities lending collateral	2,784,660
Unrealized depreciation on OTC swap contracts	703,828
Cash collateral due to broker on swap contracts	4,382,000
Cash collateral due to broker on TBA sale commitments	21,000
Unfunded loan commitments	540,141
Payables:
Investment securities purchased	46,304,360
Fund shares redeemed	7,083,615
Investment management fees	1,683,021
Transfer agent fees	274,048
Accounting services fees	47,419
Board of Directors' fees	13,062
Variation margin on centrally cleared swap contracts	3,000
Distribution fees	13,103
Written options	1,816,391
Accrued expenses	159,290
OTC swap contracts premiums received	143,881
Total liabilities	104,102,531
Net assets	$ 3,391,007,757
Summary of Net Assets:
Capital stock and paid-in-capital	$ 3,656,957,994
Distributable earnings (loss)	(265,950,237)
Net assets	$ 3,391,007,757
Shares authorized	1,500,000,000
Par value	$ 0.0010
Class A: Net asset value per share	$ 9.54
Maximum offering price per share	9.99
Shares outstanding	26,187,557
Net Assets	$ 249,734,649
Class C: Net asset value per share	$ 9.24
Shares outstanding	1,656,740
Net Assets	$ 15,312,579
Class I: Net asset value per share	$ 9.64
Shares outstanding	120,034,662
Net Assets	$ 1,157,084,306
Class R3: Net asset value per share	$ 9.43
Shares outstanding	114,448
Net Assets	$ 1,079,718
The accompanying notes are an integral part of these financial statements.
199

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

The Hartford World Bond Fund
Class R4: Net asset value per share	$ 9.56
Shares outstanding	136,027
Net Assets	$ 1,300,106
Class R5: Net asset value per share	$ 9.64
Shares outstanding	830,149
Net Assets	$ 8,001,026
Class R6: Net asset value per share	$ 9.69
Shares outstanding	14,056,711
Net Assets	$ 136,154,671
Class Y: Net asset value per share	$ 9.67
Shares outstanding	10,060,538
Net Assets	$ 97,274,252
Class F: Net asset value per share	$ 9.66
Shares outstanding	178,552,611
Net Assets	$ 1,725,066,450
Cost of investments	$ 3,551,857,600
Cost of foreign currency	$ 9,572,648
Written option contracts premiums received	$ 2,119,376
(1) Includes Investment in securities on loan, at market value	$ 2,686,791
The accompanying notes are an integral part of these financial statements.
200

Hartford Fixed Income Funds
 Statements of Operations
For the Year Ended October 31, 2023

	Hartford Dynamic Bond Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund
Investment Income:
Dividends	$ 2,032	$ —	$ 4,831,236	$ 975,023	$ —	$ —
Interest	3,569,337	2,226,484	126,238,335	28,473,827	24,081,257	18,239,509
Securities lending — net	135	2,548	—	—	—	5,650
Less: Foreign tax withheld	—	(14,466)	—	—	(244)	(191)
Total investment income, net	3,571,504	2,214,566	131,069,571	29,448,850	24,081,013	18,244,968
Expenses:
Investment management fees	363,447	254,662	9,237,308	2,290,781	1,910,881	1,697,683
Transfer agent fees
Class A	638	6,657	622,507	82,907	400,658	277,695
Class C	220	1,728	68,226	14,027	15,755	20,272
Class I	10,855	6,288	491,667	185,169	23,390	59,908
Class R3	—	22	5,036	45	3,470	54,657
Class R4	—	17	3,638	573	1,502	6,116
Class R5	154	13	1,537	11,147	739	2,586
Class R6	41	—	—	—	—	—
Class Y	857	16,067	45,605	15,359	1,713	21,416
Class F	180	159	1,323	1,000	2,351	941
Distribution fees
Class A	3,145	7,732	1,535,789	177,265	593,215	452,204
Class C	10,679	6,913	666,599	132,709	111,963	163,019
Class R3	—	51	13,501	103	7,888	128,615
Class R4	—	25	5,350	941	2,209	8,994
Custodian fees	4,578	14,001	5,031	2,271	5,831	8,113
Registration and filing fees	134,024	106,017	160,056	124,269	139,451	119,842
Accounting services fees	11,709	6,745	226,792	64,045	75,166	83,332
Board of Directors' fees	1,813	885	40,372	8,853	10,715	12,232
Audit and tax fees	27,821	44,064	48,004	46,816	34,018	38,473
Other expenses	14,750	18,246	180,166	53,262	79,712	69,246
Total expenses (before waivers, reimbursements and fees paid indirectly)	584,911	490,292	13,358,507	3,211,542	3,420,627	3,225,344
Expense waivers	(152,951)	(173,474)	(86,643)	(303,075)	(183,248)	—
Transfer agent fee waivers	—	—	—	—	—	(42,549)
Distribution fee reimbursements	(5,983)	(187)	(5,279)	(206)	(4,774)	(6,711)
Total waivers, reimbursements and fees paid indirectly	(158,934)	(173,661)	(91,922)	(303,281)	(188,022)	(49,260)
Total expenses	425,977	316,631	13,266,585	2,908,261	3,232,605	3,176,084
Net Investment Income (Loss)	3,145,527	1,897,935	117,802,986	26,540,589	20,848,408	15,068,884
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(448,528)	(3,269,009)	(101,530,621)	(25,694,878)	(11,561,761)	(28,123,119)
Less: Foreign taxes paid on realized capital gains	—	(6,181)	—	—	—	—
Purchased options contracts	—	264,430	—	—	—	202,618
Futures contracts	(149,993)	33,897	566,172	162,688	117,341	(1,115,227)
Written options contracts	—	(773,094)	—	—	—	—
Swap contracts	96,599	51,410	4,204,926	1,016,457	—	1,396,995
Bond Forwards	—	—	—	—	—	(1,075,557)
Foreign currency contracts	—	1,023,397	(10,653,329)	(2,230,161)	(691,170)	(411,966)
Other foreign currency transactions	30	(107,153)	2,216,039	414,106	2,111	4,047
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(501,892)	(2,782,303)	(105,196,813)	(26,331,788)	(12,133,479)	(29,122,209)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	(754,059)	6,014,890	130,449,313	31,861,495	12,972,754	17,644,677
Purchased options contracts	—	11,912	—	—	—	(147,010)
Futures contracts	(13,305)	(131,919)	(290,649)	(85,974)	(44,552)	1,232,106
Written options contracts	—	14,477	—	—	—	—
Swap contracts	22,507	(8,313)	3,735,859	760,723	—	207,216
Bond forward contracts	—	—	—	—	—	111,339
Foreign currency contracts	—	510,201	140,017	24,247	4,953	159,879
Translation of other assets and liabilities in foreign currencies	(22)	6,939	231,748	139,804	637	1,091
The accompanying notes are an integral part of these financial statements.
201

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	Hartford Dynamic Bond Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(744,879)	6,418,187	134,266,288	32,700,295	12,933,792	19,209,298
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,246,771)	3,635,884	29,069,475	6,368,507	800,313	(9,912,911)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,898,756	$ 5,533,819	$ 146,872,461	$ 32,909,096	$ 21,648,721	$ 5,155,973
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ 1,214	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
202

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund
Investment Income:
Dividends	$ —	$ —	$ —	$ 292,171	$ —	$ 28,314
Interest	57,394,297	1,115,621	72,696,097	130,554,482	2,888,826	126,955,202
Securities lending — net	—	—	56,260	286,896	—	48,724
Less: Foreign tax withheld	—	—	—	(157,613)	—	(67,844)
Total investment income, net	57,394,297	1,115,621	72,752,357	130,975,936	2,888,826	126,964,396
Expenses:
Investment management fees	5,292,232	165,263	6,923,727	10,046,354	322,159	8,478,267
Transfer agent fees
Class A	247,497	15,879	991,479	343,185	16,396	1,174,764
Class C	21,952	970	39,067	52,309	3,368	13,858
Class I	949,531	6,348	260,904	1,025,881	56,994	283,149
Class R3	—	—	2,882	7,345	—	7,605
Class R4	—	—	2,853	14,757	—	18,664
Class R5	—	—	2,494	31,115	—	1,945
Class R6	—	—	78	10,150	—	4,087
Class Y	12,372	—	5,212	67,066	—	122,016
Class F	2,009	293	8,431	3,653	432	10,389
Distribution fees
Class A	972,345	80,664	2,027,780	669,323	68,209	2,499,837
Class C	272,914	6,554	396,373	550,469	25,818	66,595
Class R3	—	—	6,551	16,693	—	17,285
Class R4	—	—	12,840	22,546	—	27,678
Custodian fees	7,197	1,259	10,235	106,902	1,930	36,537
Registration and filing fees	184,757	65,322	252,848	159,134	64,972	207,280
Accounting services fees	254,801	9,430	274,697	297,865	18,378	437,131
Board of Directors' fees	48,293	1,351	51,657	55,721	2,554	85,023
Audit and tax fees	35,835	33,559	49,927	54,247	33,559	46,414
Other expenses	138,156	13,585	238,253	218,239	18,110	373,205
Total expenses (before waivers, reimbursements and fees paid indirectly)	8,439,891	400,477	11,558,288	13,752,954	632,879	13,911,729
Expense waivers	—	(108,589)	—	—	(133,524)	—
Distribution fee reimbursements	(2,395)	(37)	(110,366)	(2,033)	(24)	(19,628)
Total waivers, reimbursements and fees paid indirectly	(2,395)	(108,626)	(110,366)	(2,033)	(133,548)	(19,628)
Total expenses	8,437,496	291,851	11,447,922	13,750,921	499,331	13,892,101
Net Investment Income (Loss)	48,956,801	823,770	61,304,435	117,225,015	2,389,495	113,072,295
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(28,193,911)	(286,702)	(26,030,607)	(131,247,991)	(2,728,469)	(98,989,061)
Less: Foreign taxes paid on realized capital gains	—	—	—	(264)	—	—
Purchased options contracts	—	—	—	—	—	24,560
Futures contracts	—	—	(2,308,670)	(40,354,942)	—	8,111,183
Written options contracts	—	—	—	11,598,299	—	5,130,702
Swap contracts	—	—	—	(18,220,448)	—	(9,051,791)
Foreign currency contracts	—	—	(1,645,431)	(9,475,154)	—	(5,467,433)
Other foreign currency transactions	—	—	374,482	1,069,530	—	(79,724)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(28,193,911)	(286,702)	(29,610,226)	(186,630,970)	(2,728,469)	(100,321,564)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	29,922,972	726,241	64,547,885	184,019,163	3,026,863	31,063,738
Futures contracts	—	—	142,373	5,708,005	—	(13,546,903)
Written options contracts	—	—	—	(710,100)	—	(21,854)
Swap contracts	—	—	—	9,793,009	—	10,373,175
Foreign currency contracts	—	—	88,341	(8,795,384)	—	784,340
Translation of other assets and liabilities in foreign currencies	—	—	(17,993)	33,612	—	53,209
The accompanying notes are an integral part of these financial statements.
203

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	29,922,972	726,241	64,760,606	190,048,305	3,026,863	28,705,705
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,729,061	439,539	35,150,380	3,417,335	298,394	(71,615,859)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 50,685,862	$ 1,263,309	$ 96,454,815	$ 120,642,350	$ 2,687,889	$ 41,456,436
The accompanying notes are an integral part of these financial statements.
204

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

The Hartford World Bond Fund
Investment Income:
Interest	$ 132,250,759
Securities lending — net	41,727
Total investment income, net	132,292,486
Expenses:
Investment management fees	20,394,277
Transfer agent fees
Class A	372,406
Class C	22,908
Class I	1,112,482
Class R3	2,400
Class R4	2,874
Class R5	8,993
Class R6	5,226
Class Y	121,166
Class F	23,393
Distribution fees
Class A	698,057
Class C	185,049
Class R3	5,454
Class R4	4,226
Custodian fees	152,802
Registration and filing fees	312,658
Accounting services fees	515,522
Board of Directors' fees	101,999
Audit and tax fees	53,085
Other expenses	495,104
Total expenses (before waivers, reimbursements and fees paid indirectly)	24,590,081
Distribution fee reimbursements	(1,897)
Total waivers, reimbursements and fees paid indirectly	(1,897)
Total expenses	24,588,184
Net Investment Income (Loss)	107,704,302
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(70,526,391)
Purchased options contracts	2,070,150
Futures contracts	(51,165,566)
Written options contracts	(3,774,396)
Swap contracts	(12,378,301)
Foreign currency contracts	(75,931,850)
Other foreign currency transactions	3,599,902
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(208,106,452)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	98,065,458
Purchased options contracts	(503,428)
Futures contracts	6,377,270
Written options contracts	377,255
Swap contracts	(4,541,673)
Foreign currency contracts	37,728,567
Translation of other assets and liabilities in foreign currencies	(1,621,551)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	135,881,898
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(72,224,554)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 35,479,748
The accompanying notes are an integral part of these financial statements.
205

Hartford Fixed Income Funds
 Statements of Changes in Net Assets

	Hartford Dynamic Bond Fund		The Hartford Emerging Markets Local Debt Fund
	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(1)	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 3,145,527	$ 951,182	$ 1,897,935	$ 2,355,015
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(501,892)	(2,179,965)	(2,782,303)	(9,032,304)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(744,879)	(941,220)	6,418,187	(6,223,357)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,898,756	(2,170,003)	5,533,819	(12,900,646)
Distributions to Shareholders:
Class A	(60,697)	(17,924)	(121,027)	(33,970)
Class C	(45,255)	(14,119)	(21,937)	(9,261)
Class I	(514,779)	(18,458)	(278,980)	(87,399)
Class R3	—	—	(372)	(93)
Class R4	—	—	(403)	(325)
Class R5	(52,853)	(18,656)	(482)	(112)
Class R6	(54,479)	(19,051)	—	—
Class Y	(82,299)	(23,129)	(763,940)	(415,600)
Class F	(2,383,949)	(838,259)	(179,145)	(50,974)
From return of capital:
Class A	—	—	(37,624)	(132,631)
Class C	—	—	(6,820)	(36,159)
Class I	—	—	(86,726)	(341,236)
Class R3	—	—	(116)	(365)
Class R4	—	—	(125)	(1,267)
Class R5	—	—	(150)	(439)
Class Y	—	—	(237,484)	(1,622,649)
Class F	—	—	(55,690)	(199,020)
Total distributions	(3,194,311)	(949,596)	(1,791,021)	(2,931,500)
Capital Share Transactions:
Sold	65,735,792	50,578,407	6,068,614	22,130,496
Issued on reinvestment of distributions	2,318,558	949,596	1,668,352	2,805,385
Redeemed	(3,758,637)	(4,540)	(21,811,867)	(28,642,781)
Net increase (decrease) from capital share transactions	64,295,713	51,523,463	(14,074,901)	(3,706,900)
Net Increase (Decrease) in Net Assets	63,000,158	48,403,864	(10,332,103)	(19,539,046)
Net Assets:
Beginning of period	48,403,864	—	39,076,975	58,616,021
End of period	$ 111,404,022	$ 48,403,864	$ 28,744,872	$ 39,076,975

(1)	Commenced operations on June 7, 2022.
The accompanying notes are an integral part of these financial statements.
206

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Floating Rate Fund		The Hartford Floating Rate High Income Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 117,802,986	$ 89,988,395	$ 26,540,589	$ 19,846,368
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(105,196,813)	(52,856,590)	(26,331,788)	(11,736,261)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	134,266,288	(158,119,730)	32,700,295	(40,483,054)
Net Increase (Decrease) in Net Assets Resulting from Operations	146,872,461	(120,987,925)	32,909,096	(32,372,947)
Distributions to Shareholders:
Class A	(46,311,186)	(27,788,531)	(5,446,029)	(3,428,934)
Class C	(4,512,000)	(3,083,004)	(919,277)	(707,436)
Class I	(50,506,230)	(49,870,932)	(15,306,164)	(13,090,307)
Class R3	(196,922)	(141,152)	(1,523)	(3,719)
Class R4	(161,247)	(88,107)	(28,903)	(16,703)
Class R5	(101,134)	(55,916)	(869,208)	(584,024)
Class Y	(3,658,297)	(2,562,398)	(1,178,167)	(786,395)
Class F	(10,379,241)	(7,865,765)	(2,022,839)	(1,681,410)
Total distributions	(115,826,257)	(91,455,805)	(25,772,110)	(20,298,928)
Capital Share Transactions:
Sold	272,947,409	907,823,054	63,903,319	256,482,424
Issued on reinvestment of distributions	93,991,207	74,859,439	25,663,592	20,229,708
Redeemed	(854,360,729)	(1,138,094,090)	(199,062,735)	(267,650,064)
Net increase (decrease) from capital share transactions	(487,422,113)	(155,411,597)	(109,495,824)	9,062,068
Net Increase (Decrease) in Net Assets	(456,375,909)	(367,855,327)	(102,358,838)	(43,609,807)
Net Assets:
Beginning of period	1,749,673,090	2,117,528,417	394,756,202	438,366,009
End of period	$ 1,293,297,181	$ 1,749,673,090	$ 292,397,364	$ 394,756,202
The accompanying notes are an integral part of these financial statements.
207

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford High Yield Fund		The Hartford Inflation Plus Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 20,848,408	$ 17,532,590	$ 15,068,884	$ 32,026,498
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(12,133,479)	(8,684,556)	(29,122,209)	(9,531,291)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	12,933,792	(60,783,100)	19,209,298	(74,837,652)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,648,721	(51,935,066)	5,155,973	(52,342,445)
Distributions to Shareholders:
Class A	(12,675,462)	(10,728,543)	(5,564,753)	(16,166,387)
Class C	(507,398)	(486,767)	(409,732)	(1,505,013)
Class I	(1,275,383)	(1,320,930)	(1,490,037)	(4,973,856)
Class R3	(78,718)	(70,827)	(748,283)	(2,122,179)
Class R4	(47,038)	(37,629)	(110,637)	(297,397)
Class R5	(36,438)	(29,915)	(72,884)	(146,241)
Class R6	(1,258)	(474)	—	—
Class Y	(159,610)	(44,642)	(635,026)	(2,312,287)
Class F	(6,521,939)	(5,107,672)	(4,578,676)	(13,307,648)
From return of capital:
Class A	—	—	(825,043)	(527,595)
Class C	—	—	(60,748)	(49,117)
Class I	—	—	(220,917)	(162,323)
Class R3	—	—	(110,942)	(69,258)
Class R4	—	—	(16,403)	(9,706)
Class R5	—	—	(10,806)	(4,773)
Class Y	—	—	(94,150)	(75,462)
Class F	—	—	(678,846)	(434,299)
Total distributions	(21,303,244)	(17,827,399)	(15,627,883)	(42,163,541)
Capital Share Transactions:
Sold	98,816,695	126,094,126	66,491,644	220,935,395
Issued on reinvestment of distributions	21,044,810	17,619,545	15,311,110	41,364,743
Redeemed	(107,587,739)	(172,366,086)	(195,556,553)	(243,916,214)
Net increase (decrease) from capital share transactions	12,273,766	(28,652,415)	(113,753,799)	18,383,924
Net Increase (Decrease) in Net Assets	12,619,243	(98,414,880)	(124,225,709)	(76,122,062)
Net Assets:
Beginning of period	369,031,585	467,446,465	492,613,647	568,735,709
End of period	$ 381,650,828	$ 369,031,585	$ 368,387,938	$ 492,613,647
The accompanying notes are an integral part of these financial statements.
208

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Municipal Opportunities Fund		Hartford Municipal Short Duration Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 48,956,801	$ 37,331,268	$ 823,770	$ 478,870
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(28,193,911)	(44,486,789)	(286,702)	(335,529)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	29,922,972	(238,645,195)	726,241	(3,078,953)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,685,862	(245,800,716)	1,263,309	(2,935,612)
Distributions to Shareholders:
Class A	(10,511,076)	(7,855,066)	(486,396)	(248,571)
Class C	(524,959)	(416,825)	(4,133)	(1,696)
Class I	(28,196,040)	(21,842,573)	(114,112)	(110,672)
Class Y	(382,593)	(278,387)	—	—
Class F	(9,312,971)	(6,948,929)	(183,111)	(100,027)
Total distributions	(48,927,639)	(37,341,780)	(787,752)	(460,966)
Capital Share Transactions:
Sold	675,795,951	1,196,357,480	18,289,672	51,899,317
Issued on reinvestment of distributions	45,035,235	33,841,490	768,158	446,905
Redeemed	(665,531,337)	(1,123,855,948)	(27,752,544)	(36,523,533)
Net increase (decrease) from capital share transactions	55,299,849	106,343,022	(8,694,714)	15,822,689
Net Increase (Decrease) in Net Assets	57,058,072	(176,799,474)	(8,219,157)	12,426,111
Net Assets:
Beginning of period	1,607,630,984	1,784,430,458	48,770,548	36,344,437
End of period	$ 1,664,689,056	$ 1,607,630,984	$ 40,551,391	$ 48,770,548
The accompanying notes are an integral part of these financial statements.
209

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Short Duration Fund		The Hartford Strategic Income Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 61,304,435	$ 38,807,359	$ 117,225,015	$ 109,441,357
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(29,610,226)	2,256,790	(186,630,970)	(302,382,437)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	64,760,606	(182,843,483)	190,048,305	(341,531,786)
Net Increase (Decrease) in Net Assets Resulting from Operations	96,454,815	(141,779,334)	120,642,350	(534,472,866)
Distributions to Shareholders:
Class A	(25,839,462)	(15,517,056)	(14,273,250)	(17,140,415)
Class C	(955,790)	(629,953)	(2,451,132)	(3,273,082)
Class I	(13,638,239)	(11,720,934)	(61,890,996)	(89,166,333)
Class R3	(39,829)	(20,500)	(165,951)	(152,963)
Class R4	(166,649)	(86,342)	(474,995)	(579,426)
Class R5	(72,496)	(38,511)	(1,804,585)	(2,312,153)
Class R6	(73,619)	(45,690)	(14,711,079)	(11,601,430)
Class Y	(171,855)	(168,558)	(4,148,675)	(8,445,760)
Class F	(21,499,833)	(12,473,282)	(12,664,526)	(15,982,759)
From return of capital:
Class A	—	—	—	(258,929)
Class C	—	—	—	(45,759)
Class I	—	—	—	(1,349,090)
Class R3	—	—	—	(2,369)
Class R4	—	—	—	(8,788)
Class R5	—	—	—	(36,273)
Class R6	—	—	—	(199,552)
Class Y	—	—	—	(125,387)
Class F	—	—	—	(252,342)
Total distributions	(62,457,772)	(40,700,826)	(112,585,189)	(150,932,810)
Capital Share Transactions:
Sold	715,278,594	1,024,322,464	806,232,801	1,198,621,649
Issued on reinvestment of distributions	59,013,492	37,931,113	109,722,143	149,008,674
Redeemed	(937,831,789)	(1,144,563,069)	(882,507,246)	(2,022,858,353)
Net increase (decrease) from capital share transactions	(163,539,703)	(82,309,492)	33,447,698	(675,228,030)
Net Increase (Decrease) in Net Assets	(129,542,660)	(264,789,652)	41,504,859	(1,360,633,706)
Net Assets:
Beginning of period	1,893,793,993	2,158,583,645	1,979,713,847	3,340,347,553
End of period	$ 1,764,251,333	$ 1,893,793,993	$ 2,021,218,706	$ 1,979,713,847
The accompanying notes are an integral part of these financial statements.
210

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Sustainable Municipal Bond Fund		The Hartford Total Return Bond Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 2,389,495	$ 2,254,401	$ 113,072,295	$ 82,608,101
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(2,728,469)	(3,053,668)	(100,321,564)	(154,777,883)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,026,863	(16,379,892)	28,705,705	(530,152,947)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,687,889	(17,179,159)	41,456,436	(602,322,729)
Distributions to Shareholders:
Class A	(668,819)	(851,225)	(34,800,578)	(47,715,918)
Class C	(43,933)	(54,518)	(173,020)	(410,076)
Class I	(1,206,401)	(1,349,440)	(17,041,728)	(14,441,548)
Class R3	—	—	(108,324)	(156,713)
Class R4	—	—	(383,395)	(570,865)
Class R5	—	—	(60,394)	(96,664)
Class R6	—	—	(9,216,825)	(9,726,744)
Class Y	—	—	(7,967,056)	(18,676,025)
Class F	(476,915)	(640,010)	(41,860,922)	(55,248,574)
Total distributions	(2,396,068)	(2,895,193)	(111,612,242)	(147,043,127)
Capital Share Transactions:
Sold	45,125,037	79,449,069	1,245,657,610	983,382,484
Issued on reinvestment of distributions	2,387,397	2,887,645	104,783,049	138,994,012
Redeemed	(60,812,495)	(94,378,035)	(1,165,921,151)	(980,071,504)
Net increase (decrease) from capital share transactions	(13,300,061)	(12,041,321)	184,519,508	142,304,992
Net Increase (Decrease) in Net Assets	(13,008,240)	(32,115,673)	114,363,702	(607,060,864)
Net Assets:
Beginning of period	96,390,439	128,506,112	2,837,531,258	3,444,592,122
End of period	$ 83,382,199	$ 96,390,439	$ 2,951,894,960	$ 2,837,531,258
The accompanying notes are an integral part of these financial statements.
211

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford World Bond Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 107,704,302	$ 39,097,088
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(208,106,452)	59,262,494
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	135,881,898	(324,448,795)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,479,748	(226,089,213)
Distributions to Shareholders:
Class A	(5,413,510)	(3,351,239)
Class C	(254,397)	(263,681)
Class I	(27,097,116)	(18,045,562)
Class R3	(19,206)	(8,871)
Class R4	(29,238)	(18,532)
Class R5	(179,359)	(93,190)
Class R6	(3,016,225)	(1,370,542)
Class Y	(2,330,041)	(2,894,697)
Class F	(39,477,061)	(16,697,412)
From return of capital:
Class A	—	(602,022)
Class C	—	(39,149)
Class I	—	(3,365,395)
Class R3	—	(1,510)
Class R4	—	(2,918)
Class R5	—	(17,571)
Class R6	—	(262,054)
Class Y	—	(542,938)
Class F	—	(3,192,601)
Total distributions	(77,816,153)	(50,769,884)
Capital Share Transactions:
Sold	1,490,484,417	1,025,715,598
Issued on reinvestment of distributions	74,418,053	48,757,410
Redeemed	(1,183,778,858)	(1,869,287,227)
Net increase (decrease) from capital share transactions	381,123,612	(794,814,219)
Net Increase (Decrease) in Net Assets	338,787,207	(1,071,673,316)
Net Assets:
Beginning of period	3,052,220,550	4,123,893,866
End of period	$ 3,391,007,757	$ 3,052,220,550
The accompanying notes are an integral part of these financial statements.
212

Hartford Fixed Income Funds
Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Dynamic Bond Fund
For the Year Ended October 31, 2023
A	$ 9.39	$ 0.47	$ 0.07	$ 0.54	$ (0.47)	$ —	$ —	$ (0.47)	$ 9.46	5.73%	$ 1,690	1.22%	1.02%	4.83%	792%
C	9.39	0.42	0.06	0.48	(0.41)	—	—	(0.41)	9.46	5.07	1,271	1.94	1.62	4.24	792
I	9.39	0.51	0.06	0.57	(0.50)	—	—	(0.50)	9.46	5.99	60,450	1.03	0.80	5.29	792
R5	9.39	0.50	0.08	0.58	(0.51)	—	—	(0.51)	9.46	6.07	1,015	0.94	0.75	5.11	792
R6	9.39	0.51	0.07	0.58	(0.52)	—	—	(0.52)	9.45	6.13	1,016	0.93	0.65	5.21	792
Y	9.39	0.50	0.07	0.57	(0.50)	—	—	(0.50)	9.46	6.04	2,102	0.98	0.75	5.12	792
F	9.39	0.51	0.07	0.58	(0.52)	—	—	(0.52)	9.45	6.13	43,860	0.92	0.65	5.21	792
For the Period Ended October 31, 2022(5)
A	$10.00	$ 0.17	$ (0.61)	$ (0.44)	$ (0.17)	$ —	$ —	$ (0.17)	$ 9.39	(4.42)% (6)	$ 1,003	1.35% (7)	1.10% (7)	4.42% (7)	380% (8)
C	10.00	0.14	(0.61)	(0.47)	(0.14)	—	—	(0.14)	9.39	(4.73) (6)	952	2.10 (7)	1.90 (7)	3.61 (7)	380 (8)
I	10.00	0.18	(0.61)	(0.43)	(0.18)	—	—	(0.18)	9.39	(4.31) (6)	957	1.10 (7)	0.80 (7)	4.72 (7)	380 (8)
R5	10.00	0.19	(0.62)	(0.43)	(0.18)	—	—	(0.18)	9.39	(4.29) (6)	957	1.10 (7)	0.75 (7)	4.77 (7)	380 (8)
R6	10.00	0.19	(0.61)	(0.42)	(0.19)	—	—	(0.19)	9.39	(4.25) (6)	957	1.10 (7)	0.65 (7)	4.87 (7)	380 (8)
Y	10.00	0.19	(0.62)	(0.43)	(0.18)	—	—	(0.18)	9.39	(4.29) (6)	1,460	1.11 (7)	0.75 (7)	4.82 (7)	380 (8)
F	10.00	0.19	(0.61)	(0.42)	(0.19)	—	—	(0.19)	9.39	(4.25) (6)	42,118	1.10 (7)	0.65 (7)	4.87 (7)	380 (8)
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2023
A	$ 4.10	$ 0.25	$ 0.35	$ 0.60	$ (0.18)	$ —	$ (0.06)	$ (0.24)	$ 4.46	14.48%	$ 3,038	1.77%	1.18%	5.38%	102%
C	4.11	0.21	0.35	0.56	(0.15)	—	(0.05)	(0.20)	4.47	13.50	512	2.56	1.93	4.61	102
I	4.08	0.26	0.34	0.60	(0.19)	—	(0.06)	(0.25)	4.43	14.63	6,956	1.40	0.93	5.65	102
R3	4.10	0.24	0.34	0.58	(0.17)	—	(0.05)	(0.22)	4.46	14.09	10	2.03	1.48	5.13	102
R4	4.08	0.25	0.34	0.59	(0.18)	—	(0.06)	(0.24)	4.43	14.30	10	1.73	1.18	5.43	102
R5	3.90	0.25	0.32	0.57	(0.19)	—	(0.06)	(0.25)	4.22	14.59	10	1.43	0.88	5.64	102
Y	4.05	0.25	0.34	0.59	(0.19)	—	(0.06)	(0.25)	4.39	14.54	14,087	1.39	0.88	5.61	102
F	4.08	0.26	0.34	0.60	(0.19)	—	(0.06)	(0.25)	4.43	14.75	4,121	1.31	0.83	5.73	102
For the Year Ended October 31, 2022
A	$ 5.39	$ 0.18	$ (1.24)	$ (1.06)	$ (0.05)	$ —	$ (0.18)	$ (0.23)	$ 4.10	(20.19)%	$ 2,707	1.55%	1.18%	3.79%	90%
C	5.40	0.15	(1.24)	(1.09)	(0.04)	—	(0.16)	(0.20)	4.11	(20.73)	708	2.29	1.93	3.02	90
I	5.36	0.19	(1.23)	(1.04)	(0.05)	—	(0.19)	(0.24)	4.08	(19.92)	5,971	1.17	0.93	4.04	90
R3	5.38	0.18	(1.24)	(1.06)	(0.04)	—	(0.18)	(0.22)	4.10	(20.28)	9	1.79	1.28	3.74	90
R4	5.36	0.18	(1.23)	(1.05)	(0.05)	—	(0.18)	(0.23)	4.08	(20.12)	9	1.49	1.18	3.77	90
R5	5.14	0.19	(1.19)	(1.00)	(0.05)	—	(0.19)	(0.24)	3.90	(19.96)	9	1.19	0.88	4.13	90
Y	5.32	0.20	(1.23)	(1.03)	(0.05)	—	(0.19)	(0.24)	4.05	(19.85)	25,608	1.18	0.88	4.21	90
F	5.37	0.20	(1.24)	(1.04)	(0.05)	—	(0.20)	(0.25)	4.08	(20.00)	4,056	1.07	0.83	4.18	90
For the Year Ended October 31, 2021
A	$ 5.39	$ 0.18	$ (0.00) (9)	$ 0.18	$ (0.18)	$ —	$ —	$ (0.18)	$ 5.39	3.20%	$ 3,996	1.49%	1.18%	3.20%	99%
C	5.40	0.14	(0.00) (9)	0.14	(0.14)	—	—	(0.14)	5.40	2.43	1,771	2.25	1.93	2.45	99
I	5.37	0.19	(0.01)	0.18	(0.19)	—	—	(0.19)	5.36	3.28	11,164	1.15	0.93	3.45	99
R3	5.37	0.18	(0.01)	0.17	(0.16)	—	—	(0.16)	5.38	3.09	11	1.76	1.21	3.18	99
R4	5.37	0.18	(0.01)	0.17	(0.18)	—	—	(0.18)	5.36	3.02	45	1.46	1.18	3.20	99
R5	5.15	0.19	(0.01)	0.18	(0.19)	—	—	(0.19)	5.14	3.48	11	1.16	0.88	3.56	99
Y	5.33	0.20	(0.02)	0.18	(0.19)	—	—	(0.19)	5.32	3.36	37,127	1.14	0.88	3.49	99
F	5.37	0.20	(0.00) (9)	0.20	(0.20)	—	—	(0.20)	5.37	3.57	4,490	1.04	0.83	3.54	99
The accompanying notes are an integral part of these financial statements.
213

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund – (continued)
For the Year Ended October 31, 2020
A	$ 5.86	$ 0.22	$ (0.46)	$ (0.24)	$ —	$ —	$ (0.23)	$ (0.23)	$ 5.39	(4.02)%	$ 4,441	1.42%	1.18%	4.08%	99%
C	5.86	0.19	(0.46)	(0.27)	—	—	(0.19)	(0.19)	5.40	(4.66)	1,795	2.18	1.93	3.35	99
I	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.73)	10,596	1.07	0.93	4.43	99
R3	5.84	0.23	(0.46)	(0.23)	—	—	(0.24)	(0.24)	5.37	(3.97)	11	1.70	1.06	4.20	99
R4	5.83	0.22	(0.45)	(0.23)	—	—	(0.23)	(0.23)	5.37	(3.87)	43	1.40	1.18	4.07	99
R5	5.60	0.22	(0.42)	(0.20)	—	—	(0.25)	(0.25)	5.15	(3.52)	45	1.10	0.88	4.31	99
Y	5.80	0.24	(0.46)	(0.22)	—	—	(0.25)	(0.25)	5.33	(3.72)	43,062	1.09	0.88	4.43	99
F	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.65)	3,201	0.98	0.83	4.46	99
For the Year Ended October 31, 2019
A	$ 5.50	$ 0.29	$ 0.48	$ 0.77	$ (0.27)	$ —	$ (0.14)	$ (0.41)	$ 5.86	14.52%	$ 5,691	1.45%	1.25%	5.10%	110%
C	5.50	0.25	0.47	0.72	(0.23)	—	(0.13)	(0.36)	5.86	13.57	2,495	2.19	2.00	4.35	110
I	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	14.92	41,300	1.11	0.98	5.36	110
R3	5.47	0.29	0.49	0.78	(0.27)	—	(0.14)	(0.41)	5.84	14.82	12	1.74	1.17	5.16	110
R4	5.47	0.29	0.48	0.77	(0.27)	—	(0.14)	(0.41)	5.83	14.58	49	1.44	1.25	5.09	110
R5	5.27	0.29	0.47	0.76	(0.28)	—	(0.15)	(0.43)	5.60	14.96	11	1.14	0.95	5.36	110
Y	5.44	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.80	15.12	87,413	1.10	0.90	5.44	110
F	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	15.00	4,150	1.02	0.90	5.44	110
The Hartford Floating Rate Fund
For the Year Ended October 31, 2023
A	$ 7.64	$ 0.61	$ 0.12	$ 0.73	$ (0.59)	$ —	$ —	$ (0.59)	$ 7.78	9.79%	$ 576,510	1.01%	1.00%	7.77%	46%
C	7.71	0.55	0.14	0.69	(0.54)	—	—	(0.54)	7.86	9.10	53,757	1.76	1.75	7.00	46
I	7.59	0.62	0.12	0.74	(0.61)	—	—	(0.61)	7.72	10.09	518,131	0.74	0.74	8.00	46
R3	7.69	0.59	0.13	0.72	(0.57)	—	—	(0.57)	7.84	9.64	2,466	1.35	1.25	7.53	46
R4	7.63	0.61	0.13	0.74	(0.59)	—	—	(0.59)	7.78	9.93	1,941	1.08	1.00	7.77	46
R5	7.59	0.62	0.13	0.75	(0.61)	—	—	(0.61)	7.73	10.18	1,433	0.78	0.78	8.00	46
Y	7.56	0.62	0.12	0.74	(0.61)	—	—	(0.61)	7.69	10.10	38,667	0.76	0.75	7.99	46
F	7.57	0.62	0.13	0.75	(0.63)	—	—	(0.63)	7.69	10.17	100,393	0.66	0.66	8.05	46
For the Year Ended October 31, 2022
A	$ 8.40	$ 0.33	$ (0.77)	$ (0.44)	$ (0.32)	$ —	$ —	$ (0.32)	$ 7.64	(5.33)%	$ 645,513	1.00%	1.00%	4.06%	53%
C	8.48	0.26	(0.77)	(0.51)	(0.26)	—	—	(0.26)	7.71	(6.09)	80,900	1.75	1.75	3.24	53
I	8.37	0.35	(0.77)	(0.42)	(0.36)	—	—	(0.36)	7.59	(5.09)	819,480	0.73	0.73	4.31	53
R3	8.45	0.30	(0.76)	(0.46)	(0.30)	—	—	(0.30)	7.69	(5.53)	2,735	1.35	1.25	3.69	53
R4	8.39	0.33	(0.77)	(0.44)	(0.32)	—	—	(0.32)	7.63	(5.35)	2,339	1.07	1.00	4.15	53
R5	8.37	0.35	(0.77)	(0.42)	(0.36)	—	—	(0.36)	7.59	(5.16)	1,266	0.77	0.77	4.35	53
Y	8.34	0.34	(0.76)	(0.42)	(0.36)	—	—	(0.36)	7.56	(5.14)	46,709	0.74	0.74	4.27	53
F	8.35	0.36	(0.77)	(0.41)	(0.37)	—	—	(0.37)	7.57	(4.97)	150,731	0.65	0.65	4.45	53
For the Year Ended October 31, 2021
A	$ 8.04	$ 0.30	$ 0.31	$ 0.61	$ (0.25)	$ —	$ —	$ (0.25)	$ 8.40	7.70%	$ 738,311	1.00%	1.00%	3.59%	99%
C	8.12	0.24	0.31	0.55	(0.19)	—	—	(0.19)	8.48	6.84	110,915	1.75	1.75	2.86	99
I	8.03	0.32	0.32	0.64	(0.30)	—	—	(0.30)	8.37	8.01	1,066,435	0.73	0.73	3.85	99
R3	8.10	0.28	0.30	0.58	(0.23)	—	—	(0.23)	8.45	7.25	4,586	1.36	1.25	3.34	99
R4	8.04	0.30	0.30	0.60	(0.25)	—	—	(0.25)	8.39	7.55	2,180	1.07	1.00	3.59	99
R5	8.03	0.32	0.31	0.63	(0.29)	—	—	(0.29)	8.37	7.92	1,148	0.77	0.77	3.82	99
Y	8.01	0.32	0.31	0.63	(0.30)	—	—	(0.30)	8.34	7.90	49,434	0.75	0.75	3.83	99
F	8.02	0.33	0.31	0.64	(0.31)	—	—	(0.31)	8.35	8.06	144,519	0.65	0.65	3.92	99
The accompanying notes are an integral part of these financial statements.
214

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate Fund – (continued)
For the Year Ended October 31, 2020
A	$ 8.37	$ 0.29	$ (0.33)	$ (0.04)	$ (0.29)	$ —	$ —	$ (0.29)	$ 8.04	(0.40)%	$ 659,749	1.01%	1.00%	3.62%	86%
C	8.45	0.24	(0.34)	(0.10)	(0.23)	—	—	(0.23)	8.12	(1.10)	231,747	1.74	1.74	2.91	86
I	8.36	0.32	(0.34)	(0.02)	(0.31)	—	—	(0.31)	8.03	(0.14)	749,601	0.73	0.73	3.93	86
R3	8.42	0.27	(0.32)	(0.05)	(0.27)	—	—	(0.27)	8.10	(0.51)	4,684	1.37	1.25	3.38	86
R4	8.36	0.29	(0.32)	(0.03)	(0.29)	—	—	(0.29)	8.04	(0.29)	2,274	1.07	1.00	3.63	86
R5	8.35	0.31	(0.32)	(0.01)	(0.31)	—	—	(0.31)	8.03	(0.07)	987	0.77	0.77	3.84	86
Y	8.33	0.32	(0.33)	(0.01)	(0.31)	—	—	(0.31)	8.01	(0.00) (10)	42,538	0.71	0.71	3.93	86
F	8.36	0.33	(0.35)	(0.02)	(0.32)	—	—	(0.32)	8.02	(0.20)	92,849	0.65	0.65	4.09	86
For the Year Ended October 31, 2019
A	$ 8.68	$ 0.39	$ (0.23)	$ 0.16	$ (0.45)	$ —	$ (0.02)	$ (0.47)	$ 8.37	1.98%	$ 762,132	1.00%	1.00%	4.61%	46%
C	8.67	0.33	(0.23)	0.10	(0.31)	—	(0.01)	(0.32)	8.45	1.22	458,641	1.73	1.73	3.89	46
I	8.69	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.36	2.29	1,316,224	0.71	0.71	4.90	46
R3	8.70	0.37	(0.23)	0.14	(0.41)	—	(0.01)	(0.42)	8.42	1.72	6,708	1.33	1.25	4.35	46
R4	8.67	0.39	(0.22)	0.17	(0.46)	—	(0.02)	(0.48)	8.36	2.04	2,807	1.05	1.00	4.66	46
R5	8.68	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.35	2.18	1,193	0.77	0.77	4.84	46
Y	8.67	0.42	(0.24)	0.18	(0.50)	—	(0.02)	(0.52)	8.33	2.25	63,586	0.71	0.71	4.93	46
F	8.70	0.41	(0.22)	0.19	(0.51)	—	(0.02)	(0.53)	8.36	2.32	398,085	0.64	0.64	4.83	46
The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2023
A	$ 8.67	$ 0.71	$ 0.14	$ 0.85	$ (0.68)	$ —	$ —	$ (0.68)	$ 8.84	10.09%	$ 63,858	1.16%	1.05%	7.96%	58%
C	8.75	0.64	0.15	0.79	(0.62)	—	—	(0.62)	8.92	9.25	10,406	1.90	1.80	7.21	58
I	8.60	0.72	0.15	0.87	(0.70)	—	—	(0.70)	8.77	10.42	165,095	0.89	0.80	8.19	58
R3	8.69	0.68	0.15	0.83	(0.66)	—	—	(0.66)	8.86	9.75	15	1.51	1.35	7.65	58
R4	8.65	0.70	0.15	0.85	(0.68)	—	—	(0.68)	8.82	10.21	330	1.19	1.05	7.95	58
R5	8.60	0.73	0.14	0.87	(0.71)	—	—	(0.71)	8.76	10.41	9,687	0.90	0.75	8.26	58
Y	8.61	0.73	0.14	0.87	(0.71)	—	—	(0.71)	8.77	10.33	23,395	0.90	0.78	8.26	58
F	8.62	0.73	0.14	0.87	(0.71)	—	—	(0.71)	8.78	10.41	19,611	0.80	0.75	8.24	58
For the Year Ended October 31, 2022
A	$ 9.68	$ 0.38	$ (1.01)	$ (0.63)	$ (0.38)	$ —	$ —	$ (0.38)	$ 8.67	(6.66)%	$ 78,595	1.14%	1.05%	4.16%	70%
C	9.76	0.31	(1.01)	(0.70)	(0.31)	—	—	(0.31)	8.75	(7.31)	16,791	1.88	1.80	3.30	70
I	9.63	0.40	(1.01)	(0.61)	(0.42)	—	—	(0.42)	8.60	(6.48)	238,607	0.86	0.80	4.37	70
R3	9.69	0.32	(0.97)	(0.65)	(0.35)	—	—	(0.35)	8.69	(6.86)	22	1.49	1.35	3.45	70
R4	9.66	0.39	(1.03)	(0.64)	(0.37)	—	—	(0.37)	8.65	(6.69)	404	1.19	1.05	4.18	70
R5	9.63	0.41	(1.01)	(0.60)	(0.43)	—	—	(0.43)	8.60	(6.40)	11,344	0.88	0.75	4.42	70
Y	9.63	0.40	(1.00)	(0.60)	(0.42)	—	—	(0.42)	8.61	(6.34)	13,648	0.88	0.78	4.36	70
F	9.64	0.42	(1.01)	(0.59)	(0.43)	—	—	(0.43)	8.62	(6.28)	35,346	0.77	0.75	4.55	70
For the Year Ended October 31, 2021
A	$ 9.23	$ 0.35	$ 0.40	$ 0.75	$ (0.30)	$ —	$ —	$ (0.30)	$ 9.68	8.23%	$ 81,907	1.15%	1.05%	3.67%	132%
C	9.31	0.29	0.39	0.68	(0.23)	—	—	(0.23)	9.76	7.38	25,357	1.88	1.80	2.95	132
I	9.18	0.38	0.40	0.78	(0.33)	—	—	(0.33)	9.63	8.52	276,041	0.86	0.80	3.92	132
R3	9.25	0.33	0.38	0.71	(0.27)	—	—	(0.27)	9.69	7.77	160	1.49	1.35	3.37	132
R4	9.21	0.35	0.40	0.75	(0.30)	—	—	(0.30)	9.66	8.24	399	1.20	1.05	3.68	132
R5	9.18	0.38	0.40	0.78	(0.33)	—	—	(0.33)	9.63	8.58	12,801	0.88	0.75	3.97	132
Y	9.19	0.38	0.39	0.77	(0.33)	—	—	(0.33)	9.63	8.43	13,206	0.89	0.78	3.92	132
F	9.20	0.38	0.39	0.77	(0.33)	—	—	(0.33)	9.64	8.45	28,494	0.78	0.75	3.94	132
The accompanying notes are an integral part of these financial statements.
215

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate High Income Fund – (continued)
For the Year Ended October 31, 2020
A	$ 9.64	$ 0.37	$ (0.42)	$ (0.05)	$ (0.36)	$ —	$ —	$ (0.36)	$ 9.23	(0.46)%	$ 64,414	1.15%	1.05%	3.95%	120%
C	9.72	0.30	(0.42)	(0.12)	(0.29)	—	—	(0.29)	9.31	(1.17)	38,246	1.89	1.80	3.21	120
I	9.62	0.39	(0.45)	(0.06)	(0.38)	—	—	(0.38)	9.18	(0.54)	194,107	0.87	0.80	4.18	120
R3	9.66	0.34	(0.42)	(0.08)	(0.33)	—	—	(0.33)	9.25	(0.75)	128	1.50	1.35	3.68	120
R4	9.61	0.36	(0.40)	(0.04)	(0.36)	—	—	(0.36)	9.21	(0.36)	347	1.20	1.05	3.93	120
R5	9.58	0.39	(0.41)	(0.02)	(0.38)	—	—	(0.38)	9.18	(0.08)	10,605	0.90	0.75	4.23	120
Y	9.59	0.40	(0.42)	(0.02)	(0.38)	—	—	(0.38)	9.19	(0.10)	7,422	0.89	0.78	4.25	120
F	9.61	0.40	(0.42)	(0.02)	(0.39)	—	—	(0.39)	9.20	(0.17)	13,874	0.79	0.75	4.28	120
For the Year Ended October 31, 2019
A	$10.01	$ 0.46	$ (0.24)	$ 0.22	$ (0.57)	$ —	$ (0.02)	$ (0.59)	$ 9.64	2.34%	$ 87,122	1.14%	1.05%	4.71%	78%
C	10.01	0.39	(0.24)	0.15	(0.42)	—	(0.02)	(0.44)	9.72	1.60	56,859	1.88	1.80	3.97	78
I	10.02	0.48	(0.24)	0.24	(0.61)	—	(0.03)	(0.64)	9.62	2.63	220,436	0.87	0.80	4.97	78
R3	10.00	0.43	(0.23)	0.20	(0.52)	—	(0.02)	(0.54)	9.66	2.13	227	1.50	1.35	4.41	78
R4	9.99	0.46	(0.24)	0.22	(0.58)	—	(0.02)	(0.60)	9.61	2.33	346	1.20	1.05	4.76	78
R5	9.98	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.58	2.72	11,015	0.88	0.75	5.01	78
Y	9.99	0.48	(0.23)	0.25	(0.62)	—	(0.03)	(0.65)	9.59	2.71	14,773	0.86	0.77	4.98	78
F	10.01	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.61	2.73	21,903	0.78	0.75	5.04	78
The Hartford High Yield Fund
For the Year Ended October 31, 2023
A	$ 6.46	$ 0.36	$ 0.01	$ 0.37	$ (0.35)	$ —	$ —	$ (0.35)	$ 6.48	5.80%	$ 228,338	1.01%	0.95%	5.35%	26%
C	6.44	0.30	0.03	0.33	(0.30)	—	—	(0.30)	6.47	5.12	10,587	1.73	1.73	4.57	26
I	6.46	0.37	0.02	0.39	(0.39)	—	—	(0.39)	6.46	6.00	29,119	0.70	0.69	5.63	26
R3	6.46	0.33	0.03	0.36	(0.33)	—	—	(0.33)	6.49	5.59	1,489	1.31	1.27	5.03	26
R4	6.47	0.35	0.03	0.38	(0.35)	—	—	(0.35)	6.50	5.94	875	1.01	0.97	5.33	26
R5	6.43	0.37	0.02	0.39	(0.39)	—	—	(0.39)	6.43	6.09	624	0.71	0.67	5.63	26
R6	6.37	0.38	0.01	0.39	(0.40)	—	—	(0.40)	6.36	6.18	46	0.59	0.55	5.81	26
Y	6.38	0.37	0.02	0.39	(0.39)	—	—	(0.39)	6.38	6.14	2,975	0.65	0.65	5.66	26
F	6.44	0.38	0.02	0.40	(0.41)	—	—	(0.41)	6.43	6.19	107,597	0.59	0.55	5.75	26
For the Year Ended October 31, 2022
A	$ 7.62	$ 0.29	$ (1.16)	$ (0.87)	$ (0.29)	$ —	$ —	$ (0.29)	$ 6.46	(11.63)%	$ 235,340	1.00%	0.95%	4.12%	49%
C	7.60	0.23	(1.16)	(0.93)	(0.23)	—	—	(0.23)	6.44	(12.36)	11,623	1.73	1.73	3.31	49
I	7.63	0.30	(1.15)	(0.85)	(0.32)	—	—	(0.32)	6.46	(11.35)	17,300	0.71	0.69	4.25	49
R3	7.62	0.27	(1.16)	(0.89)	(0.27)	—	—	(0.27)	6.46	(11.91)	1,667	1.30	1.27	3.81	49
R4	7.63	0.29	(1.16)	(0.87)	(0.29)	—	—	(0.29)	6.47	(11.63)	865	1.00	0.97	4.10	49
R5	7.59	0.31	(1.15)	(0.84)	(0.32)	—	—	(0.32)	6.43	(11.30)	586	0.70	0.67	4.39	49
R6	7.54	0.31	(1.15)	(0.84)	(0.33)	—	—	(0.33)	6.37	(11.32)	9	0.59	0.55	4.55	49
Y	7.54	0.31	(1.15)	(0.84)	(0.32)	—	—	(0.32)	6.38	(11.39)	1,022	0.69	0.66	4.44	49
F	7.61	0.32	(1.15)	(0.83)	(0.34)	—	—	(0.34)	6.44	(11.19)	100,620	0.58	0.55	4.53	49
For the Year Ended October 31, 2021
A	$ 7.27	$ 0.29	$ 0.35	$ 0.64	$ (0.29)	$ —	$ —	$ (0.29)	$ 7.62	8.90%	$ 287,361	1.00%	0.95%	3.85%	38%
C	7.25	0.24	0.34	0.58	(0.23)	—	—	(0.23)	7.60	8.10	17,757	1.72	1.71	3.15	38
I	7.30	0.31	0.34	0.65	(0.32)	—	—	(0.32)	7.63	9.03	46,882	0.68	0.67	4.10	38
R3	7.28	0.27	0.34	0.61	(0.27)	—	—	(0.27)	7.62	8.42	1,996	1.29	1.26	3.55	38
R4	7.29	0.29	0.34	0.63	(0.29)	—	—	(0.29)	7.63	8.73	1,028	1.00	0.97	3.85	38
R5	7.26	0.32	0.33	0.65	(0.32)	—	—	(0.32)	7.59	9.07	737	0.70	0.67	4.14	38
R6 (11)	7.57	0.21	(0.03) (12)	0.18	(0.21)	—	—	(0.21)	7.54	2.35 (6)	10	0.59 (7)	0.55 (7)	4.12 (7)	38
Y	7.20	0.31	0.34	0.65	(0.31)	—	—	(0.31)	7.54	9.12	972	0.69	0.66	4.15	38
F	7.28	0.32	0.35	0.67	(0.34)	—	—	(0.34)	7.61	9.26	110,704	0.58	0.55	4.23	38
The accompanying notes are an integral part of these financial statements.
216

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund – (continued)
For the Year Ended October 31, 2020
A	$ 7.36	$ 0.33	$ (0.10)	$ 0.23	$ (0.32)	$ —	$ —	$ (0.32)	$ 7.27	3.31%	$ 239,310	1.15%	1.03%	4.54%	59%
C	7.33	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	7.25	2.68	26,125	1.86	1.78	3.81	59
I	7.38	0.35	(0.09)	0.26	(0.34)	—	—	(0.34)	7.30	3.74	20,666	0.82	0.77	4.80	59
R3	7.36	0.30	(0.08)	0.22	(0.30)	—	—	(0.30)	7.28	3.14	1,866	1.44	1.34	4.25	59
R4	7.37	0.33	(0.09)	0.24	(0.32)	—	—	(0.32)	7.29	3.45	997	1.14	1.04	4.54	59
R5	7.33	0.35	(0.07)	0.28	(0.35)	—	—	(0.35)	7.26	3.95	614	0.84	0.74	4.86	59
Y	7.30	0.35	(0.12)	0.23	(0.33)	—	—	(0.33)	7.20	3.35	849	0.83	0.77	4.84	59
F	7.37	0.35	(0.08)	0.27	(0.36)	—	—	(0.36)	7.28	3.78	71,863	0.72	0.67	4.90	59
For the Year Ended October 31, 2019
A	$ 7.15	$ 0.36	$ 0.22	$ 0.58	$ (0.37)	$ —	$ —	$ (0.37)	$ 7.36	8.27%	$ 229,615	1.17%	1.05%	5.00%	36%
C	7.12	0.31	0.21	0.52	(0.31)	—	—	(0.31)	7.33	7.42	32,746	1.87	1.80	4.27	36
I	7.19	0.38	0.21	0.59	(0.40)	—	—	(0.40)	7.38	8.55	20,575	0.83	0.79	5.25	36
R3	7.14	0.34	0.22	0.56	(0.34)	—	—	(0.34)	7.36	8.03	1,501	1.46	1.35	4.72	36
R4	7.16	0.36	0.22	0.58	(0.37)	—	—	(0.37)	7.37	8.26	1,009	1.16	1.05	5.02	36
R5	7.15	0.38	0.21	0.59	(0.41)	—	—	(0.41)	7.33	8.50	793	0.85	0.75	5.29	36
Y	7.13	0.37	0.21	0.58	(0.41)	—	—	(0.41)	7.30	8.42	11,647	0.83	0.78	5.09	36
F	7.18	0.39	0.22	0.61	(0.42)	—	—	(0.42)	7.37	8.74	60,588	0.74	0.70	5.35	36
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2023
A	$ 9.82	$ 0.33	$ (0.27)	$ 0.06	$ (0.31)	$ —	$ (0.05)	$ (0.36)	$ 9.52	0.51%	$ 156,131	0.87%	0.84%	3.36%	35% (13)
C	9.45	0.24	(0.25)	(0.01)	(0.25)	—	(0.04)	(0.29)	9.15	(0.21)	10,783	1.59	1.59	2.56	35 (13)
I	10.04	0.35	(0.26)	0.09	(0.33)	—	(0.05)	(0.38)	9.75	0.83	33,203	0.59	0.59	3.48	35 (13)
R3	9.60	0.30	(0.26)	0.04	(0.29)	—	(0.04)	(0.33)	9.31	0.30	24,072	1.18	1.18	3.06	35 (13)
R4	9.83	0.33	(0.27)	0.06	(0.30)	—	(0.05)	(0.35)	9.54	0.56	3,259	0.89	0.89	3.37	35 (13)
R5	10.00	0.38	(0.29)	0.09	(0.33)	—	(0.05)	(0.38)	9.71	0.84	2,186	0.59	0.59	3.79	35 (13)
Y	10.06	0.37	(0.28)	0.09	(0.33)	—	(0.05)	(0.38)	9.77	0.85	18,539	0.58	0.58	3.67	35 (13)
F	10.04	0.38	(0.28)	0.10	(0.34)	—	(0.05)	(0.39)	9.75	0.95	120,216	0.47	0.47	3.74	35 (13)
For the Year Ended October 31, 2022
A	$11.63	$ 0.61	$ (1.61)	$ (1.00)	$ (0.78)	$ —	$ (0.03)	$ (0.81)	$ 9.82	(9.07)%	$ 200,112	0.85%	0.84%	5.62%	57% (13)
C	11.23	0.50	(1.55)	(1.05)	(0.71)	—	(0.02)	(0.73)	9.45	(9.79)	19,439	1.58	1.58	4.84	57 (13)
I	11.88	0.65	(1.65)	(1.00)	(0.81)	—	(0.03)	(0.84)	10.04	(8.88)	64,202	0.57	0.57	5.97	57 (13)
R3	11.40	0.55	(1.58)	(1.03)	(0.75)	—	(0.02)	(0.77)	9.60	(9.46)	28,014	1.17	1.17	5.24	57 (13)
R4	11.65	0.59	(1.61)	(1.02)	(0.77)	—	(0.03)	(0.80)	9.83	(9.16)	3,886	0.87	0.87	5.50	57 (13)
R5	11.83	0.65	(1.64)	(0.99)	(0.81)	—	(0.03)	(0.84)	10.00	(8.83)	1,995	0.57	0.57	6.00	57 (13)
Y	11.90	0.68	(1.68)	(1.00)	(0.81)	—	(0.03)	(0.84)	10.06	(8.87)	19,978	0.56	0.56	6.09	57 (13)
F	11.88	0.66	(1.65)	(0.99)	(0.82)	—	(0.03)	(0.85)	10.04	(8.77)	154,988	0.45	0.45	6.02	57 (13)
For the Year Ended October 31, 2021
A	$11.11	$ 0.36	$ 0.40	$ 0.76	$ (0.24)	$ —	$ —	$ (0.24)	$ 11.63	6.88%	$ 232,828	0.85%	0.85%	3.18%	73% (13)
C	10.70	0.26	0.39	0.65	(0.12)	—	—	(0.12)	11.23	6.14	23,382	1.58	1.58	2.41	73 (13)
I	11.35	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.88	7.15	57,343	0.55	0.55	3.42	73 (13)
R3	10.89	0.31	0.39	0.70	(0.19)	—	—	(0.19)	11.40	6.52	32,804	1.17	1.17	2.75	73 (13)
R4	11.12	0.32	0.43	0.75	(0.22)	—	—	(0.22)	11.65	6.84	4,336	0.87	0.87	2.85	73 (13)
R5	11.30	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.83	7.18	1,818	0.57	0.57	3.49	73 (13)
Y	11.37	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.90	7.13	34,156	0.56	0.56	3.44	73 (13)
F	11.34	0.39	0.43	0.82	(0.28)	—	—	(0.28)	11.88	7.36	182,069	0.45	0.45	3.40	73 (13)
The accompanying notes are an integral part of these financial statements.
217

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Inflation Plus Fund – (continued)
For the Year Ended October 31, 2020
A	$10.54	$ 0.13	$ 0.62	$ 0.75	$ (0.18)	$ —	$ —	$ (0.18)	$ 11.11	7.23%	$ 200,745	0.92%	0.85%	1.17%	78% (13)
C	10.11	0.03	0.62	0.65	(0.06)	—	—	(0.06)	10.70	6.45	20,713	1.65	1.59	0.29	78 (13)
I	10.75	0.16	0.65	0.81	(0.21)	—	—	(0.21)	11.35	7.64	54,119	0.60	0.57	1.49	78 (13)
R3	10.33	0.08	0.62	0.70	(0.14)	—	—	(0.14)	10.89	6.89	35,410	1.21	1.18	0.81	78 (13)
R4	10.54	0.11	0.64	0.75	(0.17)	—	—	(0.17)	11.12	7.24	5,663	0.92	0.89	1.07	78 (13)
R5	10.71	0.17	0.63	0.80	(0.21)	—	—	(0.21)	11.30	7.56	1,650	0.61	0.58	1.57	78 (13)
Y	10.77	0.15	0.66	0.81	(0.21)	—	—	(0.21)	11.37	7.64	30,813	0.60	0.57	1.38	78 (13)
F	10.75	0.16	0.64	0.80	(0.21)	—	—	(0.21)	11.34	7.61	174,665	0.49	0.49	1.49	78 (13)
For the Year Ended October 31, 2019
A	$10.34	$ 0.18	$ 0.40	$ 0.58	$ (0.38)	$ —	$ —	$ (0.38)	$ 10.54	5.81%	$ 185,301	0.99%	0.85%	1.71%	77%
C	9.88	0.09	0.39	0.48	(0.25)	—	—	(0.25)	10.11	5.00	34,060	1.70	1.60	0.87	77
I	10.53	0.21	0.41	0.62	(0.40)	—	—	(0.40)	10.75	6.17	52,182	0.66	0.60	1.98	77
R3	10.13	0.14	0.40	0.54	(0.34)	—	—	(0.34)	10.33	5.50	40,395	1.28	1.20	1.36	77
R4	10.33	0.18	0.40	0.58	(0.37)	—	—	(0.37)	10.54	5.79	7,831	0.98	0.90	1.72	77
R5	10.50	0.20	0.41	0.61	(0.40)	—	—	(0.40)	10.71	6.18	1,975	0.68	0.60	1.88	77
Y	10.56	0.21	0.41	0.62	(0.41)	—	—	(0.41)	10.77	6.11	24,678	0.65	0.58	1.97	77
F	10.53	0.22	0.41	0.63	(0.41)	—	—	(0.41)	10.75	6.22	157,921	0.56	0.55	2.05	77
The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2023
A	$ 7.80	$ 0.22	$ 0.02	$ 0.24	$ (0.22)	$ —	$ —	$ (0.22)	$ 7.82	3.00%	$ 367,824	0.66%	0.66%	2.70%	26%
C	7.80	0.16	0.03	0.19	(0.16)	—	—	(0.16)	7.83	2.35	22,291	1.43	1.43	1.93	26
I	7.80	0.24	0.02	0.26	(0.24)	—	—	(0.24)	7.82	3.23	962,921	0.45	0.45	2.92	26
Y	7.79	0.24	0.03	0.27	(0.24)	—	—	(0.24)	7.82	3.36	12,734	0.44	0.44	2.92	26
F	7.79	0.25	0.01	0.26	(0.24)	—	—	(0.24)	7.81	3.33	298,919	0.35	0.35	3.02	26
For the Year Ended October 31, 2022
A	$ 9.04	$ 0.15	$ (1.23)	$ (1.08)	$ (0.16)	$ —	$ —	$ (0.16)	$ 7.80	(12.10)%	$ 364,444	0.66%	0.66%	1.81%	46%
C	9.05	0.09	(1.25)	(1.16)	(0.09)	—	—	(0.09)	7.80	(12.87)	30,481	1.43	1.43	1.04	46
I	9.05	0.17	(1.25)	(1.08)	(0.17)	—	—	(0.17)	7.80	(12.01)	912,459	0.44	0.44	2.04	46
Y	9.04	0.17	(1.25)	(1.08)	(0.17)	—	—	(0.17)	7.79	(12.02)	11,758	0.44	0.44	2.04	46
F	9.03	0.18	(1.24)	(1.06)	(0.18)	—	—	(0.18)	7.79	(11.84)	288,489	0.35	0.35	2.14	46
For the Year Ended October 31, 2021
A	$ 8.93	$ 0.15	$ 0.11	$ 0.26	$ (0.15)	$ —	$ —	$ (0.15)	$ 9.04	2.94%	$ 486,106	0.66%	0.66%	1.67%	8%
C	8.94	0.08	0.11	0.19	(0.08)	—	—	(0.08)	9.05	2.16	48,740	1.42	1.42	0.92	8
I	8.94	0.17	0.11	0.28	(0.17)	—	—	(0.17)	9.05	3.19	902,081	0.42	0.42	1.91	8
Y	8.93	0.17	0.11	0.28	(0.17)	—	—	(0.17)	9.04	3.17	15,319	0.44	0.44	1.90	8
F	8.92	0.18	0.11	0.29	(0.18)	—	—	(0.18)	9.03	3.26	332,185	0.35	0.35	1.98	8
For the Year Ended October 31, 2020
A	$ 8.88	$ 0.18	$ 0.05	$ 0.23	$ (0.18)	$ —	$ —	$ (0.18)	$ 8.93	2.63%	$ 437,341	0.68%	0.68%	2.03%	26%
C	8.89	0.11	0.05	0.16	(0.11)	—	—	(0.11)	8.94	1.86	59,074	1.43	1.43	1.28	26
I	8.88	0.20	0.06	0.26	(0.20)	—	—	(0.20)	8.94	2.99	724,260	0.44	0.44	2.26	26
Y	8.88	0.20	0.05	0.25	(0.20)	—	—	(0.20)	8.93	2.86	15,559	0.45	0.45	2.25	26
F	8.87	0.21	0.05	0.26	(0.21)	—	—	(0.21)	8.92	2.95	231,121	0.37	0.37	2.32	26
The accompanying notes are an integral part of these financial statements.
218

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Municipal Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$ 8.37	$ 0.22	$ 0.51	$ 0.73	$ (0.22)	$ —	$ —	$ (0.22)	$ 8.88	8.79%	$ 394,518	0.69%	0.69%	2.49%	15%
C	8.37	0.15	0.52	0.67	(0.15)	—	—	(0.15)	8.89	8.08	66,792	1.44	1.44	1.75	15
I	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.15	516,299	0.44	0.44	2.72	15
Y	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.17	14,391	0.45	0.45	2.74	15
F	8.38	0.24	0.51	0.75	(0.26)	—	—	(0.26)	8.87	9.15	98,172	0.37	0.37	2.76	15
Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2023
A	$ 9.52	$ 0.16	$ 0.06	$ 0.22	$ (0.15)	$ —	$ —	$ (0.15)	$ 9.59	2.29%	$ 27,991	0.91%	0.69%	1.67%	24%
C	9.51	0.09	0.06	0.15	(0.07)	—	—	(0.07)	9.59	1.52	473	1.76	1.44	0.92	24
I	9.50	0.18	0.06	0.24	(0.19)	—	—	(0.19)	9.55	2.56	4,736	0.72	0.46	1.90	24
F	9.51	0.19	0.06	0.25	(0.21)	—	—	(0.21)	9.55	2.59	7,351	0.62	0.39	1.97	24
For the Year Ended October 31, 2022
A	$10.19	$ 0.10	$ (0.68)	$ (0.58)	$ (0.09)	$ —	$ —	$ (0.09)	$ 9.52	(5.73)%	$ 31,751	0.89%	0.69%	0.97%	29%
C	10.18	0.02	(0.67)	(0.65)	(0.02)	—	—	(0.02)	9.51	(6.44)	957	1.72	1.44	0.18	29
I	10.17	0.11	(0.67)	(0.56)	(0.11)	—	—	(0.11)	9.50	(5.51)	6,757	0.72	0.46	1.11	29
F	10.18	0.13	(0.68)	(0.55)	(0.12)	—	—	(0.12)	9.51	(5.43)	9,306	0.60	0.39	1.30	29
For the Year Ended October 31, 2021
A	$10.16	$ 0.12	$ 0.03	$ 0.15	$ (0.12)	$ (0.00) (14)	$ —	$ (0.12)	$ 10.19	1.52%	$ 21,655	1.04%	0.69%	1.18%	16%
C	10.16	0.05	0.02	0.07	(0.05)	(0.00) (14)	—	(0.05)	10.18	0.66	1,390	1.85	1.44	0.44	16
I	10.15	0.14	0.03	0.17	(0.15)	(0.00) (14)	—	(0.15)	10.17	1.65	8,253	0.83	0.46	1.38	16
F	10.16	0.15	0.02	0.17	(0.15)	(0.00) (14)	—	(0.15)	10.18	1.72	5,047	0.74	0.39	1.44	16
For the Year Ended October 31, 2020
A	$10.16	$ 0.16	$ 0.03	$ 0.19	$ (0.16)	$ (0.03)	$ —	$ (0.19)	$ 10.16	1.88%	$ 18,359	1.10%	0.69%	1.62%	26%
C	10.15	0.09	0.04	0.13	(0.09)	(0.03)	—	(0.12)	10.16	1.23	1,483	1.94	1.44	0.87	26
I	10.15	0.18	0.04	0.22	(0.19)	(0.03)	—	(0.22)	10.15	2.12	3,879	0.88	0.46	1.83	26
F	10.16	0.19	0.03	0.22	(0.19)	(0.03)	—	(0.22)	10.16	2.19	2,164	0.80	0.39	1.91	26
For the Year Ended October 31, 2019
A	$ 9.88	$ 0.18	$ 0.28	$ 0.46	$ (0.18)	$ —	$ —	$ (0.18)	$ 10.16	4.66%	$ 16,141	1.09%	0.66%	1.77%	73%
C	9.87	0.17	0.27	0.44	(0.16)	—	—	(0.16)	10.15	4.54	1,362	1.82	0.76	1.66	73
I	9.88	0.20	0.28	0.48	(0.21)	—	—	(0.21)	10.15	4.92	2,212	0.80	0.41	2.01	73
F	9.88	0.20	0.28	0.48	(0.20)	—	—	(0.20)	10.16	4.94	1,700	0.79	0.39	2.03	73
The Hartford Short Duration Fund
For the Year Ended October 31, 2023
A	$ 9.15	$ 0.30	$ 0.17	$ 0.47	$ (0.30)	$ —	$ —	$ (0.30)	$ 9.32	5.16%	$ 802,471	0.80%	0.79%	3.20%	27%
C	9.15	0.23	0.17	0.40	(0.23)	—	—	(0.23)	9.32	4.39	31,300	1.53	1.53	2.42	27
I	9.11	0.32	0.17	0.49	(0.33)	—	—	(0.33)	9.27	5.44	369,268	0.49	0.49	3.49	27
R3	9.14	0.28	0.17	0.45	(0.28)	—	—	(0.28)	9.31	4.98	1,391	1.15	0.96	3.05	27
R4	9.14	0.30	0.16	0.46	(0.30)	—	—	(0.30)	9.30	5.10	5,133	0.73	0.73	3.25	27
R5	9.10	0.32	0.17	0.49	(0.32)	—	—	(0.32)	9.27	5.48	2,061	0.55	0.55	3.44	27
R6	9.06	0.33	0.16	0.49	(0.34)	—	—	(0.34)	9.21	5.49	2,137	0.43	0.43	3.57	27
Y	9.09	0.31	0.18	0.49	(0.33)	—	—	(0.33)	9.25	5.39	3,118	0.53	0.53	3.37	27
F	9.09	0.33	0.17	0.50	(0.34)	—	—	(0.34)	9.25	5.61	547,372	0.43	0.43	3.55	27
The accompanying notes are an integral part of these financial statements.
219

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Short Duration Fund – (continued)
For the Year Ended October 31, 2022
A	$10.00	$ 0.17	$ (0.85)	$ (0.68)	$ (0.17)	$ —	$ —	$ (0.17)	$ 9.15	(6.87)%	$ 835,605	0.79%	0.78%	1.74%	22% (15)
C	10.00	0.09	(0.84)	(0.75)	(0.10)	—	—	(0.10)	9.15	(7.56)	51,779	1.52	1.52	0.99	22 (15)
I	9.97	0.19	(0.84)	(0.65)	(0.21)	—	—	(0.21)	9.11	(6.61)	386,417	0.49	0.49	1.98	22 (15)
R3	9.98	0.15	(0.84)	(0.69)	(0.15)	—	—	(0.15)	9.14	(6.94)	1,102	1.14	0.95	1.60	22 (15)
R4	9.98	0.18	(0.85)	(0.67)	(0.17)	—	—	(0.17)	9.14	(6.73)	4,986	0.72	0.72	1.83	22 (15)
R5	9.95	0.19	(0.84)	(0.65)	(0.20)	—	—	(0.20)	9.10	(6.64)	1,976	0.54	0.54	2.03	22 (15)
R6	9.91	0.20	(0.83)	(0.63)	(0.22)	—	—	(0.22)	9.06	(6.44)	1,899	0.43	0.43	2.10	22 (15)
Y	9.94	0.19	(0.84)	(0.65)	(0.20)	—	—	(0.20)	9.09	(6.61)	7,595	0.53	0.53	1.99	22 (15)
F	9.95	0.20	(0.84)	(0.64)	(0.22)	—	—	(0.22)	9.09	(6.51)	602,435	0.42	0.42	2.14	22 (15)
For the Year Ended October 31, 2021
A	$10.00	$ 0.15	$ 0.01(12)	$ 0.16	$ (0.16)	$ —	$ —	$ (0.16)	$ 10.00	1.55%	$ 923,939	0.79%	0.78%	1.54%	35% (15)
C	10.00	0.08	(0.00) (9)	0.08	(0.08)	—	—	(0.08)	10.00	0.81	69,234	1.52	1.52	0.81	35 (15)
I	9.98	0.18	0.01 (12)	0.19	(0.20)	—	—	(0.20)	9.97	1.88	716,236	0.49	0.49	1.81	35 (15)
R3	9.98	0.13	(0.00) (9)	0.13	(0.13)	—	—	(0.13)	9.98	1.33	1,593	1.14	1.00	1.34	35 (15)
R4	9.99	0.16	(0.01)	0.15	(0.16)	—	—	(0.16)	9.98	1.51	4,412	0.72	0.72	1.60	35 (15)
R5	9.96	0.18	(0.00) (9)	0.18	(0.19)	—	—	(0.19)	9.95	1.77	1,546	0.54	0.54	1.78	35 (15)
R6	9.93	0.18	0.01 (12)	0.19	(0.21)	—	—	(0.21)	9.91	1.90	2,020	0.43	0.43	1.84	35 (15)
Y	9.94	0.18	0.01 (12)	0.19	(0.19)	—	—	(0.19)	9.94	1.87	8,927	0.52	0.52	1.78	35 (15)
F	9.98	0.19	(0.01)	0.18	(0.21)	—	—	(0.21)	9.95	1.81	430,676	0.42	0.42	1.87	35 (15)
For the Year Ended October 31, 2020
A	$ 9.92	$ 0.22	$ 0.08	$ 0.30	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.00	3.07%	$ 847,571	0.84%	0.80%	2.21%	38% (15)
C	9.92	0.15	0.08	0.23	(0.15)	—	—	(0.15)	10.00	2.31	90,816	1.55	1.55	1.49	38 (15)
I	9.92	0.25	0.07	0.32	(0.26)	—	—	(0.26)	9.98	3.27	452,754	0.53	0.53	2.50	38 (15)
R3	9.90	0.19	0.07	0.26	(0.18)	—	—	(0.18)	9.98	2.71	2,376	1.15	1.15	1.88	38 (15)
R4	9.91	0.23	0.08	0.31	(0.23)	—	—	(0.23)	9.99	3.15	4,777	0.78	0.78	2.29	38 (15)
R5	9.89	0.24	0.08	0.32	(0.25)	—	—	(0.25)	9.96	3.31	2,140	0.56	0.56	2.45	38 (15)
R6	9.87	0.25	0.08	0.33	(0.27)	—	—	(0.27)	9.93	3.40	13	0.45	0.45	2.57	38 (15)
Y	9.87	0.25	0.07	0.32	(0.25)	—	—	(0.25)	9.94	3.33	6,999	0.55	0.55	2.53	38 (15)
F	9.91	0.25	0.09	0.34	(0.27)	—	—	(0.27)	9.98	3.52	255,190	0.44	0.44	2.58	38 (15)
For the Year Ended October 31, 2019
A	$ 9.70	$ 0.26	$ 0.22	$ 0.48	$ (0.26)	$ —	$ —	$ (0.26)	$ 9.92	5.05%	$ 653,304	0.84%	0.81%	2.67%	30%
C	9.69	0.19	0.23	0.42	(0.19)	—	—	(0.19)	9.92	4.34	80,498	1.55	1.55	1.93	30
I	9.71	0.29	0.24	0.53	(0.32)	—	—	(0.32)	9.92	5.52	404,974	0.52	0.52	2.95	30
R3	9.67	0.23	0.23	0.46	(0.23)	—	—	(0.23)	9.90	4.78	1,676	1.16	1.15	2.31	30
R4	9.68	0.26	0.23	0.49	(0.26)	—	—	(0.26)	9.91	5.16	7,764	0.74	0.74	2.66	30
R5	9.69	0.29	0.22	0.51	(0.31)	—	—	(0.31)	9.89	5.37	1,412	0.56	0.55	2.93	30
R6 (16)	9.70	0.20	0.17	0.37	(0.20)	—	—	(0.20)	9.87	3.85	11	0.45	0.45	2.99	30
Y	9.67	0.29	0.23	0.52	(0.32)	—	—	(0.32)	9.87	5.43	11,831	0.52	0.52	2.97	30
F	9.72	0.30	0.22	0.52	(0.33)	—	—	(0.33)	9.91	5.44	228,084	0.44	0.44	3.03	30
The accompanying notes are an integral part of these financial statements.
220

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Strategic Income Fund
For the Year Ended October 31, 2023
A	$ 7.18	$ 0.42	$ 0.01	$ 0.43	$ (0.40)	$ —	$ —	$ (0.40)	$ 7.21	5.95%	$ 252,701	0.92%	0.92%	5.59%	75% (17)
C	7.25	0.37	0.01	0.38	(0.34)	—	—	(0.34)	7.29	5.17	52,262	1.64	1.64	4.87	75 (17)
I	7.20	0.44	0.02	0.46	(0.43)	—	—	(0.43)	7.23	6.28	1,127,770	0.64	0.64	5.88	75 (17)
R3	7.16	0.39	0.02	0.41	(0.37)	—	—	(0.37)	7.20	5.70	3,148	1.26	1.26	5.25	75 (17)
R4	7.17	0.42	0.02	0.44	(0.40)	—	—	(0.40)	7.21	6.05	6,001	0.96	0.96	5.53	75 (17)
R5	7.16	0.44	0.03	0.47	(0.43)	—	—	(0.43)	7.20	6.44	31,478	0.64	0.64	5.88	75 (17)
R6	7.16	0.45	0.02	0.47	(0.43)	—	—	(0.43)	7.20	6.41	260,481	0.55	0.55	5.97	75 (17)
Y	7.15	0.44	0.02	0.46	(0.43)	—	—	(0.43)	7.18	6.32	74,004	0.64	0.64	5.87	75 (17)
F	7.19	0.45	0.02	0.47	(0.44)	—	—	(0.44)	7.22	6.39	213,374	0.55	0.55	5.97	75 (17)
For the Year Ended October 31, 2022
A	$ 9.17	$ 0.31	$ (1.88)	$ (1.57)	$ (0.31)	$ (0.10)	$ (0.01)	$ (0.42)	$ 7.18	(17.56)%	$ 261,960	0.92%	0.92%	3.73%	61% (17)
C	9.25	0.26	(1.91)	(1.65)	(0.24)	(0.10)	(0.01)	(0.35)	7.25	(18.19)	55,622	1.64	1.64	2.99	61 (17)
I	9.20	0.33	(1.88)	(1.55)	(0.34)	(0.10)	(0.01)	(0.45)	7.20	(17.37)	1,094,403	0.64	0.64	3.94	61 (17)
R3	9.15	0.28	(1.88)	(1.60)	(0.28)	(0.10)	(0.01)	(0.39)	7.16	(17.90)	3,269	1.26	1.26	3.47	61 (17)
R4	9.16	0.30	(1.87)	(1.57)	(0.31)	(0.10)	(0.01)	(0.42)	7.17	(17.62)	8,826	0.96	0.96	3.69	61 (17)
R5	9.16	0.33	(1.88)	(1.55)	(0.34)	(0.10)	(0.01)	(0.45)	7.16	(17.45)	29,835	0.65	0.65	4.03	61 (17)
R6	9.16	0.35	(1.90)	(1.55)	(0.34)	(0.10)	(0.01)	(0.45)	7.16	(17.35)	227,845	0.54	0.54	4.26	61 (17)
Y	9.14	0.32	(1.86)	(1.54)	(0.34)	(0.10)	(0.01)	(0.45)	7.15	(17.38)	76,171	0.64	0.64	3.88	61 (17)
F	9.19	0.34	(1.88)	(1.54)	(0.35)	(0.10)	(0.01)	(0.46)	7.19	(17.29)	221,783	0.54	0.54	4.09	61 (17)
For the Year Ended October 31, 2021
A	$ 9.02	$ 0.27	$ 0.23	$ 0.50	$ (0.25)	$ (0.10)	$ —	$ (0.35)	$ 9.17	5.54%	$ 410,004	0.91%	0.91%	2.87%	52% (17)
C	9.08	0.20	0.24	0.44	(0.17)	(0.10)	—	(0.27)	9.25	4.89	92,929	1.63	1.63	2.14	52 (17)
I	9.04	0.29	0.25	0.54	(0.28)	(0.10)	—	(0.38)	9.20	5.94	2,044,204	0.64	0.64	3.16	52 (17)
R3	9.00	0.23	0.24	0.47	(0.22)	(0.10)	—	(0.32)	9.15	5.18	3,195	1.26	1.26	2.53	52 (17)
R4	9.01	0.27	0.23	0.50	(0.25)	(0.10)	—	(0.35)	9.16	5.55	13,610	0.91	0.91	2.90	52 (17)
R5	9.00	0.29	0.25	0.54	(0.28)	(0.10)	—	(0.38)	9.16	5.98	46,840	0.64	0.64	3.15	52 (17)
R6	9.01	0.30	0.23	0.53	(0.28)	(0.10)	—	(0.38)	9.16	5.96	161,021	0.54	0.54	3.28	52 (17)
Y	8.99	0.29	0.23	0.52	(0.27)	(0.10)	—	(0.37)	9.14	5.86	202,890	0.64	0.64	3.14	52 (17)
F	9.04	0.30	0.23	0.53	(0.28)	(0.10)	—	(0.38)	9.19	5.94	365,653	0.54	0.54	3.23	52 (17)
For the Year Ended October 31, 2020
A	$ 8.64	$ 0.28	$ 0.41	$ 0.69	$ (0.31)	$ —	$ —	$ (0.31)	$ 9.02	8.21%	$ 279,447	0.97%	0.95%	3.21%	69% (17)
C	8.69	0.22	0.41	0.63	(0.24)	—	—	(0.24)	9.08	7.40	72,030	1.69	1.69	2.47	69 (17)
I	8.67	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.04	8.41	930,484	0.67	0.67	3.44	69 (17)
R3	8.63	0.25	0.40	0.65	(0.28)	—	—	(0.28)	9.00	7.77	1,502	1.29	1.25	2.87	69 (17)
R4	8.64	0.27	0.41	0.68	(0.31)	—	—	(0.31)	9.01	8.12	4,348	1.00	0.95	2.96	69 (17)
R5	8.63	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.00	8.46	15,336	0.69	0.65	3.48	69 (17)
R6	8.63	0.30	0.43	0.73	(0.35)	—	—	(0.35)	9.01	8.65	10,360	0.59	0.59	3.45	69 (17)
Y	8.63	0.30	0.40	0.70	(0.34)	—	—	(0.34)	8.99	8.36	95,044	0.64	0.64	3.40	69 (17)
F	8.67	0.32	0.40	0.72	(0.35)	—	—	(0.35)	9.04	8.49	274,532	0.59	0.59	3.58	69 (17)
The accompanying notes are an integral part of these financial statements.
221

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Strategic Income Fund – (continued)
For the Year Ended October 31, 2019
A	$ 8.41	$ 0.32	$ 0.44	$ 0.76	$ (0.53)	$ —	$ —	$ (0.53)	$ 8.64	9.42%	$ 193,608	1.03%	0.95%	3.80%	74%
C	8.45	0.26	0.44	0.70	(0.46)	—	—	(0.46)	8.69	8.59	50,793	1.75	1.70	3.05	74
I	8.43	0.34	0.45	0.79	(0.55)	—	—	(0.55)	8.67	9.82	264,537	0.73	0.70	4.04	74
R3	8.39	0.30	0.44	0.74	(0.50)	—	—	(0.50)	8.63	9.22	634	1.34	1.25	3.50	74
R4	8.40	0.32	0.45	0.77	(0.53)	—	—	(0.53)	8.64	9.54	209	1.05	0.95	3.80	74
R5	8.40	0.35	0.43	0.78	(0.55)	—	—	(0.55)	8.63	9.78	8,280	0.74	0.65	4.09	74
R6	8.40	0.35	0.44	0.79	(0.56)	—	—	(0.56)	8.63	9.84	1,673	0.63	0.60	4.12	74
Y	8.39	0.35	0.44	0.79	(0.55)	—	—	(0.55)	8.63	9.91	4,824	0.71	0.66	4.09	74
F	8.43	0.35	0.45	0.80	(0.56)	—	—	(0.56)	8.67	9.93	168,465	0.63	0.60	4.15	74
Hartford Sustainable Municipal Bond Fund
For the Year Ended October 31, 2023
A	$ 9.29	$ 0.24	$ (0.01)	$ 0.23	$ (0.24)	$ —	$ —	$ (0.24)	$ 9.28	2.38%	$ 24,050	0.81%	0.69%	2.44%	31%
C	9.28	0.16	0.01	0.17	(0.17)	—	—	(0.17)	9.28	1.73	2,168	1.63	1.44	1.69	31
I	9.26	0.26	—	0.26	(0.26)	—	—	(0.26)	9.26	2.73	42,800	0.63	0.46	2.68	31
F	9.26	0.27	—	0.27	(0.27)	—	—	(0.27)	9.26	2.80	14,364	0.50	0.39	2.74	31
For the Year Ended October 31, 2022
A	$11.02	$ 0.17	$ (1.68)	$ (1.51)	$ (0.17)	$ (0.05)	$ —	$ (0.22)	$ 9.29	(13.86)%	$ 29,700	0.78%	0.69%	1.64%	37%
C	11.02	0.09	(1.69)	(1.60)	(0.09)	(0.05)	—	(0.14)	9.28	(14.59)	2,779	1.59	1.44	0.87	37
I	10.99	0.20	(1.69)	(1.49)	(0.19)	(0.05)	—	(0.24)	9.26	(13.70)	44,106	0.60	0.46	1.94	37
F	10.99	0.20	(1.68)	(1.48)	(0.20)	(0.05)	—	(0.25)	9.26	(13.64)	19,805	0.47	0.39	1.94	37
For the Year Ended October 31, 2021
A	$10.83	$ 0.15	$ 0.19	$ 0.34	$ (0.15)	$ —	$ —	$ (0.15)	$ 11.02	3.15%	$ 43,870	0.79%	0.69%	1.36%	19%
C	10.82	0.07	0.20	0.27	(0.07)	—	—	(0.07)	11.02	2.48	4,819	1.60	1.44	0.61	19
I	10.79	0.17	0.21	0.38	(0.18)	—	—	(0.18)	10.99	3.49	51,423	0.61	0.46	1.57	19
F	10.80	0.18	0.19	0.37	(0.18)	—	—	(0.18)	10.99	3.47	28,393	0.49	0.39	1.64	19
For the Year Ended October 31, 2020
A	$10.78	$ 0.20	$ 0.12	$ 0.32	$ (0.20)	$ (0.07)	$ —	$ (0.27)	$ 10.83	3.00%	$ 37,551	0.88%	0.69%	1.84%	16%
C	10.79	0.12	0.10	0.22	(0.12)	(0.07)	—	(0.19)	10.82	2.05	4,642	1.69	1.44	1.09	16
I	10.75	0.21	0.12	0.33	(0.22)	(0.07)	—	(0.29)	10.79	3.14	26,866	0.68	0.46	2.00	16
F	10.75	0.22	0.13	0.35	(0.23)	(0.07)	—	(0.30)	10.80	3.30	14,292	0.57	0.39	2.04	16
For the Year Ended October 31, 2019
A	$10.04	$ 0.26	$ 0.74	$ 1.00	$ (0.26)	$ —	$ —	$ (0.26)	$ 10.78	10.05%	$ 22,713	0.99%	0.67%	2.45%	47%
C	10.04	0.24	0.74	0.98	(0.23)	—	—	(0.23)	10.79	9.85	2,714	1.74	0.88	2.27	47
I	10.04	0.28	0.74	1.02	(0.31)	—	—	(0.31)	10.75	10.30	7,227	0.74	0.44	2.69	47
F	10.03	0.29	0.74	1.03	(0.31)	—	—	(0.31)	10.75	10.38	3,584	0.69	0.39	2.71	47
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2023
A	$ 8.65	$ 0.32	$ (0.18)	$ 0.14	$ (0.31)	$ —	$ —	$ (0.31)	$ 8.48	1.51%	$ 958,940	0.69%	0.69%	3.53%	59% (18)
C	8.76	0.24	(0.18)	0.06	(0.24)	—	—	(0.24)	8.58	0.57	5,063	1.53	1.53	2.65	59 (18)
I	8.61	0.35	(0.19)	0.16	(0.34)	—	—	(0.34)	8.43	1.69	545,553	0.38	0.38	3.89	59 (18)
R3	8.90	0.29	(0.18)	0.11	(0.29)	—	—	(0.29)	8.72	1.09	3,565	1.04	1.04	3.18	59 (18)
R4	8.82	0.32	(0.18)	0.14	(0.32)	—	—	(0.32)	8.64	1.43	10,164	0.74	0.69	3.51	59 (18)
R5	8.75	0.34	(0.18)	0.16	(0.34)	—	—	(0.34)	8.57	1.66	1,430	0.44	0.44	3.77	59 (18)
R6	8.67	0.35	(0.18)	0.17	(0.35)	—	—	(0.35)	8.49	1.76	241,236	0.32	0.32	3.90	59 (18)
Y	8.69	0.34	(0.17)	0.17	(0.34)	—	—	(0.34)	8.52	1.85	95,263	0.38	0.38	3.71	59 (18)
F	8.54	0.34	(0.17)	0.17	(0.34)	—	—	(0.34)	8.37	1.85	1,090,681	0.32	0.32	3.90	59 (18)
The accompanying notes are an integral part of these financial statements.
222

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Total Return Bond Fund – (continued)
For the Year Ended October 31, 2022
A	$ 10.92	$ 0.23	$ (2.08)	$ (1.85)	$ (0.24)	$ (0.18)	$ —	$ (0.42)	$ 8.65	(17.46)%	$ 956,670	0.68%	0.68%	2.34%	61% (18)
C	11.05	0.15	(2.10)	(1.95)	(0.16)	(0.18)	—	(0.34)	8.76	(18.08)	7,959	1.50	1.50	1.47	61 (18)
I	10.88	0.26	(2.06)	(1.80)	(0.29)	(0.18)	—	(0.47)	8.61	(17.12)	294,843	0.37	0.37	2.71	61 (18)
R3	11.22	0.20	(2.13)	(1.93)	(0.21)	(0.18)	—	(0.39)	8.90	(17.67)	3,326	1.04	1.03	1.99	61 (18)
R4	11.12	0.23	(2.11)	(1.88)	(0.24)	(0.18)	—	(0.42)	8.82	(17.39)	11,415	0.74	0.69	2.35	61 (18)
R5	11.06	0.25	(2.10)	(1.85)	(0.28)	(0.18)	—	(0.46)	8.75	(17.24)	1,584	0.44	0.44	2.55	61 (18)
R6	10.97	0.27	(2.09)	(1.82)	(0.30)	(0.18)	—	(0.48)	8.67	(17.11)	184,350	0.32	0.32	2.72	61 (18)
Y	10.99	0.26	(2.09)	(1.83)	(0.29)	(0.18)	—	(0.47)	8.69	(17.18)	391,116	0.38	0.38	2.68	61 (18)
F	10.81	0.26	(2.05)	(1.79)	(0.30)	(0.18)	—	(0.48)	8.54	(17.12)	986,268	0.32	0.32	2.71	61 (18)
For the Year Ended October 31, 2021
A	$11.13	$ 0.18	$ (0.10)	$ 0.08	$ (0.21)	$ (0.08)	$ —	$ (0.29)	$ 10.92	0.68%	$ 1,268,773	0.68%	0.68%	1.65%	51% (18)
C	11.26	0.09	(0.10)	(0.01)	(0.12)	(0.08)	—	(0.20)	11.05	(0.11)	15,130	1.48	1.48	0.83	51 (18)
I	11.10	0.21	(0.11)	0.10	(0.24)	(0.08)	—	(0.32)	10.88	0.86	297,839	0.40	0.40	1.93	51 (18)
R3	11.44	0.15	(0.12)	0.03	(0.17)	(0.08)	—	(0.25)	11.22	0.27	4,566	1.04	1.03	1.30	51 (18)
R4	11.34	0.18	(0.11)	0.07	(0.21)	(0.08)	—	(0.29)	11.12	0.59	14,580	0.74	0.70	1.63	51 (18)
R5	11.27	0.21	(0.10)	0.11	(0.24)	(0.08)	—	(0.32)	11.06	0.93	2,362	0.44	0.44	1.89	51 (18)
R6	11.19	0.22	(0.11)	0.11	(0.25)	(0.08)	—	(0.33)	10.97	0.98	203,982	0.32	0.32	2.03	51 (18)
Y	11.21	0.22	(0.12)	0.10	(0.24)	(0.08)	—	(0.32)	10.99	0.89	415,024	0.39	0.39	1.94	51 (18)
F	11.03	0.22	(0.11)	0.11	(0.25)	(0.08)	—	(0.33)	10.81	0.97	1,222,336	0.32	0.32	2.01	51 (18)
For the Year Ended October 31, 2020
A	$10.66	$ 0.24	$ 0.49	$ 0.73	$ (0.26)	$ —	$ —	$ (0.26)	$ 11.13	6.88%	$ 1,202,398	0.71%	0.71%	2.17%	50% (18)
C	10.77	0.15	0.51	0.66	(0.17)	—	—	(0.17)	11.26	6.13	32,105	1.51	1.51	1.37	50 (18)
I	10.65	0.26	0.51	0.77	(0.32)	—	—	(0.32)	11.10	7.35	299,511	0.41	0.41	2.43	50 (18)
R3	10.95	0.21	0.50	0.71	(0.22)	—	—	(0.22)	11.44	6.55	5,075	1.06	1.04	1.84	50 (18)
R4	10.85	0.24	0.50	0.74	(0.25)	—	—	(0.25)	11.34	6.90	13,365	0.76	0.76	2.12	50 (18)
R5	10.81	0.27	0.50	0.77	(0.31)	—	—	(0.31)	11.27	7.20	2,651	0.46	0.46	2.40	50 (18)
R6	10.74	0.28	0.50	0.78	(0.33)	—	—	(0.33)	11.19	7.41	63,656	0.34	0.34	2.53	50 (18)
Y	10.76	0.27	0.50	0.77	(0.32)	—	—	(0.32)	11.21	7.27	410,349	0.40	0.40	2.49	50 (18)
F	10.59	0.27	0.50	0.77	(0.33)	—	—	(0.33)	11.03	7.38	962,471	0.34	0.34	2.53	50 (18)
For the Year Ended October 31, 2019
A	$ 9.92	$ 0.30	$ 0.79	$ 1.09	$ (0.35)	$ —	$ —	$ (0.35)	$ 10.66	11.24%	$ 940,594	0.74%	0.74%	2.90%	71%
C	9.97	0.22	0.80	1.02	(0.22)	—	—	(0.22)	10.77	10.37	27,334	1.54	1.54	2.12	71
I	9.95	0.33	0.79	1.12	(0.42)	—	—	(0.42)	10.65	11.49	108,633	0.42	0.42	3.19	71
R3	10.14	0.27	0.82	1.09	(0.28)	—	—	(0.28)	10.95	10.93	4,769	1.08	1.07	2.58	71
R4	10.09	0.30	0.81	1.11	(0.35)	—	—	(0.35)	10.85	11.20	11,476	0.77	0.76	2.89	71
R5	10.06	0.33	0.83	1.16	(0.41)	—	—	(0.41)	10.81	11.80	1,049	0.48	0.48	3.22	71
R6	10.03	0.32	0.82	1.14	(0.43)	—	—	(0.43)	10.74	11.67	40,368	0.35	0.34	3.04	71
Y	10.04	0.34	0.81	1.15	(0.43)	—	—	(0.43)	10.76	11.68	488,228	0.41	0.40	3.25	71
F	9.90	0.34	0.78	1.12	(0.43)	—	—	(0.43)	10.59	11.58	562,418	0.36	0.36	3.29	71
The accompanying notes are an integral part of these financial statements.
223

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford World Bond Fund
For the Year Ended October 31, 2023
A	$ 9.65	$ 0.27	$ (0.19)	$ 0.08	$ (0.19)	$ —	$ —	$ (0.19)	$ 9.54	0.84%	$ 249,735	1.01%	1.00%	2.72%	82% (19)
C	9.38	0.19	(0.19)	—	(0.14)	—	—	(0.14)	9.24	(0.04)	15,313	1.75	1.75	1.95	82 (19)
I	9.75	0.30	(0.19)	0.11	(0.22)	—	—	(0.22)	9.64	1.06	1,157,084	0.71	0.71	3.02	82 (19)
R3	9.56	0.23	(0.19)	0.04	(0.17)	—	—	(0.17)	9.43	0.39	1,080	1.34	1.34	2.39	82 (19)
R4	9.67	0.26	(0.18)	0.08	(0.19)	—	—	(0.19)	9.56	0.75	1,300	1.04	1.04	2.66	82 (19)
R5	9.75	0.30	(0.19)	0.11	(0.22)	—	—	(0.22)	9.64	1.04	8,001	0.73	0.73	3.01	82 (19)
R6	9.79	0.31	(0.19)	0.12	(0.22)	—	—	(0.22)	9.69	1.22	136,155	0.63	0.63	3.14	82 (19)
Y	9.78	0.29	(0.18)	0.11	(0.22)	—	—	(0.22)	9.67	1.05	97,274	0.72	0.72	2.91	82 (19)
F	9.77	0.31	(0.20)	0.11	(0.22)	—	—	(0.22)	9.66	1.12	1,725,066	0.62	0.62	3.12	82 (19)
For the Year Ended October 31, 2022
A	$10.45	$ 0.08	$ (0.76)	$ (0.68)	$ (0.07)	$ (0.03)	$ (0.02)	$ (0.12)	$ 9.65	(6.58)%	$ 284,248	1.00%	0.99%	0.81%	85% (19)
C	10.19	0.00 (9)	(0.73)	(0.73)	(0.04)	(0.03)	(0.01)	(0.08)	9.38	(7.17)	21,024	1.73	1.73	0.04	85 (19)
I	10.53	0.11	(0.76)	(0.65)	(0.08)	(0.03)	(0.02)	(0.13)	9.75	(6.21)	1,213,188	0.71	0.71	1.09	85 (19)
R3	10.37	0.05	(0.76)	(0.71)	(0.06)	(0.03)	(0.01)	(0.10)	9.56	(6.86)	1,043	1.33	1.33	0.52	85 (19)
R4	10.45	0.07	(0.75)	(0.68)	(0.06)	(0.03)	(0.01)	(0.10)	9.67	(6.57)	1,511	1.02	1.02	0.73	85 (19)
R5	10.54	0.11	(0.77)	(0.66)	(0.08)	(0.03)	(0.02)	(0.13)	9.75	(6.30)	7,541	0.73	0.73	1.09	85 (19)
R6	10.58	0.12	(0.77)	(0.65)	(0.09)	(0.03)	(0.02)	(0.14)	9.79	(6.22)	113,134	0.62	0.62	1.21	85 (19)
Y	10.57	0.11	(0.77)	(0.66)	(0.08)	(0.03)	(0.02)	(0.13)	9.78	(6.28)	201,728	0.72	0.72	1.08	85 (19)
F	10.55	0.12	(0.76)	(0.64)	(0.09)	(0.03)	(0.02)	(0.14)	9.77	(6.14)	1,208,804	0.62	0.62	1.19	85 (19)
For the Year Ended October 31, 2021
A	$10.59	$ 0.05	$ (0.11)	$ (0.06)	$ (0.08)	$ —	$ —	$ (0.08)	$ 10.45	(0.54)%	$ 354,409	1.01%	1.01%	0.44%	104% (19)
C	10.34	(0.03)	(0.10)	(0.13)	(0.02)	—	—	(0.02)	10.19	(1.25)	38,120	1.74	1.74	(0.29)	104 (19)
I	10.68	0.08	(0.12)	(0.04)	(0.11)	—	—	(0.11)	10.53	(0.34)	1,783,317	0.72	0.72	0.73	104 (19)
R3	10.51	0.01	(0.10)	(0.09)	(0.05)	—	—	(0.05)	10.37	(0.90)	987	1.35	1.35	0.10	104 (19)
R4	10.59	0.04	(0.10)	(0.06)	(0.08)	—	—	(0.08)	10.45	(0.59)	3,873	1.05	1.05	0.39	104 (19)
R5	10.68	0.08	(0.11)	(0.03)	(0.11)	—	—	(0.11)	10.54	(0.27)	8,625	0.75	0.75	0.70	104 (19)
R6	10.72	0.09	(0.11)	(0.02)	(0.12)	—	—	(0.12)	10.58	(0.16)	125,885	0.63	0.63	0.82	104 (19)
Y	10.71	0.08	(0.11)	(0.03)	(0.11)	—	—	(0.11)	10.57	(0.25)	292,319	0.74	0.73	0.72	104 (19)
F	10.70	0.09	(0.12)	(0.03)	(0.12)	—	—	(0.12)	10.55	(0.25)	1,516,359	0.63	0.63	0.82	104 (19)
For the Year Ended October 31, 2020
A	$10.75	$ 0.06	$ 0.02	$ 0.08	$ (0.19)	$ (0.05)	$ —	$ (0.24)	$ 10.59	0.80%	$ 414,356	1.02%	1.02%	0.59%	125% (19)
C	10.54	(0.01)	0.01	0.00 (9)	(0.15)	(0.05)	—	(0.20)	10.34	0.00 (10)	64,578	1.75	1.75	(0.14)	125 (19)
I	10.83	0.09	0.03	0.12	(0.22)	(0.05)	—	(0.27)	10.68	1.10	2,008,606	0.73	0.73	0.88	125 (19)
R3	10.68	0.03	0.02	0.05	(0.17)	(0.05)	—	(0.22)	10.51	0.44	1,400	1.36	1.36	0.25	125 (19)
R4	10.76	0.06	0.02	0.08	(0.20)	(0.05)	—	(0.25)	10.59	0.74	18,666	1.05	1.05	0.54	125 (19)
R5	10.84	0.09	0.01	0.10	(0.21)	(0.05)	—	(0.26)	10.68	0.99	8,229	0.75	0.75	0.85	125 (19)
R6	10.88	0.10	0.01	0.11	(0.22)	(0.05)	—	(0.27)	10.72	1.08	113,838	0.65	0.65	0.93	125 (19)
Y	10.87	0.09	0.02	0.11	(0.22)	(0.05)	—	(0.27)	10.71	1.02	366,177	0.75	0.72	0.89	125 (19)
F	10.85	0.10	0.01	0.12	(0.22)	(0.05)	—	(0.27)	10.70	1.17	1,477,042	0.64	0.64	0.97	125 (19)
The accompanying notes are an integral part of these financial statements.
224

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford World Bond Fund – (continued)
For the Year Ended October 31, 2019
A	$10.65	$ 0.10	$ 0.49	$ 0.59	$ (0.48)	$ (0.01)	$ —	$ (0.49)	$ 10.75	5.68%	$ 419,891	1.02%	1.02%	0.98%	93%
C	10.45	0.03	0.47	0.50	(0.40)	(0.01)	—	(0.41)	10.54	4.92	81,694	1.75	1.75	0.26	93
I	10.72	0.14	0.48	0.62	(0.50)	(0.01)	—	(0.51)	10.83	6.02	2,223,706	0.74	0.74	1.26	93
R3	10.58	0.07	0.48	0.55	(0.44)	(0.01)	—	(0.45)	10.68	5.39	1,946	1.36	1.35	0.63	93
R4	10.65	0.09	0.51	0.60	(0.48)	(0.01)	—	(0.49)	10.76	5.71	10,651	0.96	0.96	0.84	93
R5	10.72	0.13	0.50	0.63	(0.50)	(0.01)	—	(0.51)	10.84	6.00	6,404	0.76	0.76	1.23	93
R6	10.76	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.88	6.09	17,230	0.64	0.64	1.34	93
Y	10.75	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.87	6.04	522,050	0.73	0.70	1.31	93
F	10.74	0.15	0.48	0.63	(0.51)	(0.01)	—	(0.52)	10.85	6.11	2,027,555	0.64	0.64	1.35	93

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of other investment companies, if applicable.
(5)	Commenced operations on June 7, 2022.
(6)	Not annualized.
(7)	Annualized.
(8)	Reflects the Fund's portfolio turnover for the period June 7, 2022 through October 31, 2022.
(9)	Per share amount is less than $0.005.
(10)	Amount is less than 0.01%.
(11)	Commenced operations on March 1, 2021.
(12)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(13)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 93%, 70%, 84% and 211% for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(14)	Amount is less than $0.01 per share.
(15)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 23%, 38% and 43% for the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(16)	Commenced operations on February 28, 2019.
(17)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 208%, 202%, 141% and 180% for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(18)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 428%, 446%, 473% and 545% for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(19)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 100%, 94%, 132% and 168% for the fiscal years ended October 31,2023, October 31,2022, October 31, 2021 and October 31, 2020, respectively.
The accompanying notes are an integral part of these financial statements.
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1.	Organization:
The Hartford Mutual Funds, Inc. (the "Company") is an open-end registered management investment company comprised of thirty-seven series, as of October 31, 2023. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:
Hartford Dynamic Bond Fund (the "Dynamic Bond Fund")
The Hartford Emerging Markets Local Debt Fund (the "Emerging Markets Local Debt Fund")
The Hartford Floating Rate Fund (the "Floating Rate Fund")
The Hartford Floating Rate High Income Fund (the "Floating Rate High Income Fund")
The Hartford High Yield Fund (the "High Yield Fund")
The Hartford Inflation Plus Fund (the "Inflation Plus Fund")
The Hartford Municipal Opportunities Fund (the "Municipal Opportunities Fund")
Hartford Municipal Short Duration Fund (the "Municipal Short Duration Fund")
The Hartford Short Duration Fund (the "Short Duration Fund")
The Hartford Strategic Income Fund (the "Strategic Income Fund")
Hartford Sustainable Municipal Bond Fund (the "Sustainable Municipal Bond Fund")
The Hartford Total Return Bond Fund (the "Total Return Bond Fund")
The Hartford World Bond Fund (the "World Bond Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies."
Each Fund has registered for sale Class A, Class C, Class I and Class F shares. In addition, each Fund, except Dynamic Bond Fund, Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund, offers Class R3 and Class R4 shares. Each Fund, except Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund, offers Class R5 shares. Each Fund, except Municipal Short Duration Fund and Sustainable Municipal Bond Fund, has registered for sale Class Y shares. Dynamic Bond Fund, High Yield Fund, Strategic Income Fund, Short Duration Fund, Total Return Bond Fund and World Bond Fund have registered for sale Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares of Floating Rate Fund and Floating Rate High Income Fund are sold with a front-end sales charge of up to 3.00%. Class A shares of Short Duration Fund are sold with a front-end sales charge of up to 2.00%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Class C shares  of the Total Return Bond Fund are  closed to new investors, subject to certain exceptions set forth in the Total Return Bond Fund's prospectus.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that
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becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
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 October 31, 2023

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
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 October 31, 2023

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Inflation Plus Fund, Municipal Short Duration Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund, Inflation Plus Fund, Municipal Short Duration Fund, and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2023.
A Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of October 31, 2023.
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 October 31, 2023

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2023.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2023.
e)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2023.
f)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has delegated to the sub-adviser, as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2023.
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 October 31, 2023

4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.
During the year ended October 31, 2023, the Inflation Plus Fund had entered into Bond Forwards.
b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2023, each of Dynamic Bond Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Futures Contracts.
c)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2023, each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Foreign Currency Contracts.
d)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange ("exchange-traded options"). A Fund may write (sell) covered call and put options on futures, swaps ("swaptions"), securities, commodities or currencies. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call)
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or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended October 31, 2023, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Options Contracts.
e)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in
232

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended October 31, 2023, each of Dynamic Bond Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Credit Default Swap Contracts.
Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. Secured Overnight Financing Rate (“SOFR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.
If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
During the year ended October 31, 2023, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Interest Rate Swap Contracts.
Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund's investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR or SOFR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.
Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
During the year ended October 31, 2023, each of Floating Rate Fund, Floating Rate High Income Fund and Inflation Plus Fund had used Total Return Swap Contracts.
233

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

f)	Additional Derivative Instrument Information:
Dynamic Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 1,361	$ —	$ —	$ —	$ —	$ 1,361
Unrealized appreciation on swap contracts(2)	—	—	25,469	—	—	25,469
Total	$ 1,361	$ —	$ 25,469	$ —	$ —	$ 26,830
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 1,068	$ —	$ —	$ —	$ —	$ 1,068
Total	$ 1,068	$ —	$ —	$ —	$ —	$ 1,068

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (149,993)	$ —	$ —	$ —	$ —	$ (149,993)
Net realized gain (loss) on swap contracts	—	—	96,599	—	—	96,599
Total	$ (149,993)	$ —	$ 96,599	$ —	$ —	$ (53,394)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (13,305)	$ —	$ —	$ —	$ —	$ (13,305)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	22,507	—	—	22,507
Total	$ (13,305)	$ —	$ 22,507	$ —	$ —	$ 9,202
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	51
Futures Contracts Number of Short Contracts	(3)
Swap Contracts at Notional Amount	$ 1,017,592
234

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Emerging Markets Local Debt Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ 135,237	$ —	$ —	$ —	$ 135,237
Unrealized appreciation on futures contracts(1)	35,219	—	—	—	—	35,219
Unrealized appreciation on foreign currency contracts	—	473,368	—	—	—	473,368
Unrealized appreciation on swap contracts(2)	196,076	—	—	—	—	196,076
Total	$ 231,295	$ 608,605	$ —	$ —	$ —	$ 839,900
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 38,244	$ —	$ —	$ —	$ —	$ 38,244
Unrealized depreciation on foreign currency contracts	—	537,826	—	—	—	537,826
Written options, market value	—	101,284	—	—	—	101,284
Unrealized depreciation on swap contracts(2)	192,976	—	—	—	—	192,976
Total	$ 231,220	$ 639,110	$ —	$ —	$ —	$ 870,330

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ 264,430	$ —	$ —	$ —	$ 264,430
Net realized gain (loss) on futures contracts	33,897	—	—	—	—	33,897
Net realized gain (loss) on written options contracts	—	(773,094)	—	—	—	(773,094)
Net realized gain (loss) on swap contracts	46,542	—	4,868	—	—	51,410
Net realized gain (loss) on foreign currency contracts	—	1,023,397	—	—	—	1,023,397
Total	$ 80,439	$ 514,733	$ 4,868	$ —	$ —	$ 600,040
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ 11,912	$ —	$ —	$ —	$ 11,912
Net change in unrealized appreciation (depreciation) of futures contracts	(131,919)	—	—	—	—	(131,919)
Net change in unrealized appreciation (depreciation) of written options contracts	—	14,477	—	—	—	14,477
Net change in unrealized appreciation (depreciation) of swap contracts	(8,313)	—	—	—	—	(8,313)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	510,201	—	—	—	510,201
Total	$ (140,232)	$ 536,590	$ —	$ —	$ —	$ 396,358
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 14,046,333
Futures Contracts Number of Long Contracts	14
Futures Contracts Number of Short Contracts	(31)
Written Options at Notional Amount	$ (14,464,667)
Swap Contracts at Notional Amount	$ 7,346,996,783
Foreign Currency Contracts Purchased at Contract Amount	$ 46,197,282
Foreign Currency Contracts Sold at Contract Amount	$ 33,185,412
235

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Floating Rate Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 71,641	$ —	$ —	$ —	$ —	$ 71,641
Unrealized appreciation on foreign currency contracts	—	2,355	—	—	—	2,355
Unrealized appreciation on swap contracts(2)	2,472,407	—	23,006	—	—	2,495,413
Total	$ 2,544,048	$ 2,355	$ 23,006	$ —	$ —	$ 2,569,409
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 393,519	$ —	$ —	$ —	$ 393,519
Unrealized depreciation on swap contracts(2)	447,767	—	—	—	—	447,767
Total	$ 447,767	$ 393,519	$ —	$ —	$ —	$ 841,286

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 566,172	$ —	$ —	$ —	$ —	$ 566,172
Net realized gain (loss) on swap contracts	303,641	—	3,901,285	—	—	4,204,926
Net realized gain (loss) on foreign currency contracts	—	(10,653,329)	—	—	—	(10,653,329)
Total	$ 869,813	$ (10,653,329)	$ 3,901,285	$ —	$ —	$ (5,882,231)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (290,649)	$ —	$ —	$ —	$ —	$ (290,649)
Net change in unrealized appreciation (depreciation) of swap contracts	3,712,853	—	23,006	—	—	3,735,859
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	140,017	—	—	—	140,017
Total	$ 3,422,204	$ 140,017	$ 23,006	$ —	$ —	$ 3,585,227
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(62)
Swap Contracts at Notional Amount	$ 98,938,750
Foreign Currency Contracts Purchased at Contract Amount	$ 5,523,661
Foreign Currency Contracts Sold at Contract Amount	$ 147,191,844
236

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Floating Rate High Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 20,373	$ —	$ —	$ —	$ —	$ 20,373
Unrealized appreciation on foreign currency contracts	—	999	—	—	—	999
Unrealized appreciation on swap contracts(2)	502,887	—	7,610	—	—	510,497
Total	$ 523,260	$ 999	$ 7,610	$ —	$ —	$ 531,869
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 85,927	$ —	$ —	$ —	$ 85,927
Unrealized depreciation on swap contracts(2)	108,004	—	—	—	—	108,004
Total	$ 108,004	$ 85,927	$ —	$ —	$ —	$ 193,931

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 162,688	$ —	$ —	$ —	$ —	$ 162,688
Net realized gain (loss) on swap contracts	923,344	—	93,113	—	—	1,016,457
Net realized gain (loss) on foreign currency contracts	—	(2,230,161)	—	—	—	(2,230,161)
Total	$ 1,086,032	$ (2,230,161)	$ 93,113	$ —	$ —	$ (1,051,016)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (85,974)	$ —	$ —	$ —	$ —	$ (85,974)
Net change in unrealized appreciation (depreciation) of swap contracts	753,113	—	7,610	—	—	760,723
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	24,247	—	—	—	24,247
Total	$ 667,139	$ 24,247	$ 7,610	$ —	$ —	$ 698,996
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(18)
Swap Contracts at Notional Amount	$ 22,387,083
Foreign Currency Contracts Purchased at Contract Amount	$ 1,172,353
Foreign Currency Contracts Sold at Contract Amount	$ 30,407,153
237

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

High Yield Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 11,772	$ —	$ —	$ —	$ —	$ 11,772
Total	$ 11,772	$ —	$ —	$ —	$ —	$ 11,772
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 39,021	$ —	$ —	$ —	$ 39,021
Total	$ —	$ 39,021	$ —	$ —	$ —	$ 39,021

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 117,341	$ —	$ —	$ —	$ —	$ 117,341
Net realized gain (loss) on foreign currency contracts	—	(691,170)	—	—	—	(691,170)
Total	$ 117,341	$ (691,170)	$ —	$ —	$ —	$ (573,829)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (44,552)	$ —	$ —	$ —	$ —	$ (44,552)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	4,953	—	—	—	4,953
Total	$ (44,552)	$ 4,953	$ —	$ —	$ —	$ (39,599)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(19)
Foreign Currency Contracts Purchased at Contract Amount	$ 106,578
Foreign Currency Contracts Sold at Contract Amount	$ 12,886,129
238

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Inflation Plus Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ 17	$ —	$ —	$ —	$ 17
Unrealized appreciation on futures contracts(1)	1,409,143	—	—	—	—	1,409,143
Unrealized appreciation on foreign currency contracts	—	299,224	—	—	—	299,224
Unrealized appreciation on swap contracts(2)	6,618,501	—	—	—	—	6,618,501
Total	$ 8,027,644	$ 299,241	$ —	$ —	$ —	$ 8,326,885
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 729,278	$ —	$ —	$ —	$ —	$ 729,278
Unrealized depreciation on bond forward contracts	65,262	—	—	—	—	65,262
Unrealized depreciation on foreign currency contracts	—	315,777	—	—	—	315,777
Unrealized depreciation on swap contracts(2)	—	—	105,615	—	—	105,615
Total	$ 794,540	$ 315,777	$ 105,615	$ —	$ —	$ 1,215,932

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ 202,618	$ —	$ —	$ —	$ 202,618
Net realized gain (loss) on futures contracts	(1,115,227)	—	—	—	—	(1,115,227)
Net realized gain (loss) on swap contracts	1,356,282	—	40,713	—	—	1,396,995
Net realized gain (loss) on bond forward contracts	(1,075,557)	—	—	—	—	(1,075,557)
Net realized gain (loss) on foreign currency contracts	—	(411,966)	—	—	—	(411,966)
Total	$ (834,502)	$ (209,348)	$ 40,713	$ —	$ —	$ (1,003,137)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ (147,010)	$ —	$ —	$ —	$ (147,010)
Net change in unrealized appreciation (depreciation) of futures contracts	1,232,106	—	—	—	—	1,232,106
Net change in unrealized appreciation (depreciation) of swap contracts	328,261	—	(121,045)	—	—	207,216
Net change in unrealized appreciation (depreciation) of bond forward contracts	111,339	—	—	—	—	111,339
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	159,879	—	—	—	159,879
Total	$ 1,671,706	$ 12,869	$ (121,045)	$ —	$ —	$ 1,563,530
239

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Inflation Plus Fund – (continued)

For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 21,939,833
Futures Contracts Number of Long Contracts	975
Futures Contracts Number of Short Contracts	(341)
Swap Contracts at Notional Amount	$ 88,340,083
Bond Forward Contracts at Notional Amount	$ 54,878,907
Foreign Currency Contracts Purchased at Contract Amount	$ 34,946,508
Foreign Currency Contracts Sold at Contract Amount	$ 61,910,634
Short Duration Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 2,933,083	$ —	$ —	$ —	$ —	$ 2,933,083
Unrealized appreciation on foreign currency contracts	—	16,364	—	—	—	16,364
Total	$ 2,933,083	$ 16,364	$ —	$ —	$ —	$ 2,949,447
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 1,153,122	$ —	$ —	$ —	$ —	$ 1,153,122
Unrealized depreciation on foreign currency contracts	—	54,228	—	—	—	54,228
Total	$ 1,153,122	$ 54,228	$ —	$ —	$ —	$ 1,207,350

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (2,308,670)	$ —	$ —	$ —	$ —	$ (2,308,670)
Net realized gain (loss) on foreign currency contracts	—	(1,645,431)	—	—	—	(1,645,431)
Total	$ (2,308,670)	$ (1,645,431)	$ —	$ —	$ —	$ (3,954,101)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 142,373	$ —	$ —	$ —	$ —	$ 142,373
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	88,341	—	—	—	88,341
Total	$ 142,373	$ 88,341	$ —	$ —	$ —	$ 230,714
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1,504
Futures Contracts Number of Short Contracts	(1,495)
Foreign Currency Contracts Purchased at Contract Amount	$ 2,557,724
Foreign Currency Contracts Sold at Contract Amount	$ 27,994,225
240

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Strategic Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 5,293,401	$ —	$ —	$ —	$ —	$ 5,293,401
Unrealized appreciation on foreign currency contracts	—	2,672,761	—	—	—	2,672,761
Unrealized appreciation on swap contracts(2)	6,865,876	—	251,860	—	—	7,117,736
Total	$ 12,159,277	$ 2,672,761	$ 251,860	$ —	$ —	$ 15,083,898
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 17,284,318	$ —	$ —	$ —	$ —	$ 17,284,318
Unrealized depreciation on foreign currency contracts	—	704,822	—	—	—	704,822
Unrealized depreciation on swap contracts(2)	—	—	282,352	—	—	282,352
Total	$ 17,284,318	$ 704,822	$ 282,352	$ —	$ —	$ 18,271,492

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (40,354,942)	$ —	$ —	$ —	$ —	$ (40,354,942)
Net realized gain (loss) on written options contracts	11,598,299	—	—	—	—	11,598,299
Net realized gain (loss) on swap contracts	(159,961)	—	(18,060,487)	—	—	(18,220,448)
Net realized gain (loss) on foreign currency contracts	—	(9,475,154)	—	—	—	(9,475,154)
Total	$ (28,916,604)	$ (9,475,154)	$ (18,060,487)	$ —	$ —	$ (56,452,245)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 5,708,005	$ —	$ —	$ —	$ —	$ 5,708,005
Net change in unrealized appreciation (depreciation) of written options contracts	(710,100)	—	—	—	—	(710,100)
Net change in unrealized appreciation (depreciation) of swap contracts	6,865,876	—	2,927,133	—	—	9,793,009
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(8,795,384)	—	—	—	(8,795,384)
Total	$ 11,863,781	$ (8,795,384)	$ 2,927,133	$ —	$ —	$ 5,995,530
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	8,323
Futures Contracts Number of Short Contracts	(2,110)
Written Options at Notional Amount	$ (31,552,500)
Swap Contracts at Notional Amount	$ 284,898,282
Foreign Currency Contracts Purchased at Contract Amount	$ 34,108,810
Foreign Currency Contracts Sold at Contract Amount	$ 449,296,769
241

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Total Return Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 10,210,790	$ —	$ —	$ —	$ —	$ 10,210,790
Unrealized appreciation on foreign currency contracts	—	957,354	—	—	—	957,354
Unrealized appreciation on swap contracts(2)	14,568,713	—	101,259	—	—	14,669,972
Total	$ 24,779,503	$ 957,354	$ 101,259	$ —	$ —	$ 25,838,116
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 4,171,695	$ —	$ —	$ —	$ —	$ 4,171,695
Unrealized depreciation on foreign currency contracts	—	4,472	—	—	—	4,472
Unrealized depreciation on swap contracts(2)	—	—	430,851	—	—	430,851
Total	$ 4,171,695	$ 4,472	$ 430,851	$ —	$ —	$ 4,607,018

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ 24,560	$ —	$ —	$ —	$ —	$ 24,560
Net realized gain (loss) on futures contracts	8,111,183	—	—	—	—	8,111,183
Net realized gain (loss) on written options contracts	5,130,702	—	—	—	—	5,130,702
Net realized gain (loss) on swap contracts	(1,268,270)	—	(7,783,521)	—	—	(9,051,791)
Net realized gain (loss) on foreign currency contracts	—	(5,467,433)	—	—	—	(5,467,433)
Total	$ 11,998,175	$ (5,467,433)	$ (7,783,521)	$ —	$ —	$ (1,252,779)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (13,546,903)	$ —	$ —	$ —	$ —	$ (13,546,903)
Net change in unrealized appreciation (depreciation) of written options contracts	(21,854)	—	—	—	—	(21,854)
Net change in unrealized appreciation (depreciation) of swap contracts	10,193,450	—	179,725	—	—	10,373,175
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	784,340	—	—	—	784,340
Total	$ (3,375,307)	$ 784,340	$ 179,725	$ —	$ —	$ (2,411,242)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 3,553,000
Futures Contracts Number of Long Contracts	4,673
Futures Contracts Number of Short Contracts	(3,297)
Written Options at Notional Amount	$ (74,340,000)
Swap Contracts at Notional Amount	$ 108,051,920
Foreign Currency Contracts Purchased at Contract Amount	$ 6,089,866
Foreign Currency Contracts Sold at Contract Amount	$ 77,110,652
242

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

World Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ 2,892,041	$ —	$ —	$ —	$ —	$ 2,892,041
Unrealized appreciation on futures contracts(1)	6,619,389	—	—	—	—	6,619,389
Unrealized appreciation on foreign currency contracts	—	77,300,279	—	—	—	77,300,279
Unrealized appreciation on swap contracts(2)	13,309,507	—	1,463,888	—	—	14,773,395
Total	$ 22,820,937	$ 77,300,279	$ 1,463,888	$ —	$ —	$ 101,585,104
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 4,985,976	$ —	$ —	$ —	$ —	$ 4,985,976
Unrealized depreciation on foreign currency contracts	—	38,129,712	—	—	—	38,129,712
Written options, market value	20,906	6,873	—	1,788,612	—	1,816,391
Unrealized depreciation on swap contracts(2)	19,063,049	—	1,046,477	—	—	20,109,526
Total	$ 24,069,931	$ 38,136,585	$ 1,046,477	$ 1,788,612	$ —	$ 65,041,605

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ 6,220,494	$ (4,150,344)	$ —	$ —	$ —	$ 2,070,150
Net realized gain (loss) on futures contracts	(51,165,566)	—	—	—	—	(51,165,566)
Net realized gain (loss) on written options contracts	(2,347,294)	1,223,060	—	(2,650,162)	—	(3,774,396)
Net realized gain (loss) on swap contracts	(13,376,686)	—	998,385	—	—	(12,378,301)
Net realized gain (loss) on foreign currency contracts	—	(75,931,850)	—	—	—	(75,931,850)
Total	$ (60,669,052)	$ (78,859,134)	$ 998,385	$ (2,650,162)	$ —	$ (141,179,963)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ (820,247)	$ 328,954	$ (12,135)	$ —	$ —	$ (503,428)
Net change in unrealized appreciation (depreciation) of futures contracts	6,377,270	—	—	—	—	6,377,270
Net change in unrealized appreciation (depreciation) of written options contracts	167,734	209,521	—	—	—	377,255
Net change in unrealized appreciation (depreciation) of swap contracts	(5,741,917)	—	1,200,244	—	—	(4,541,673)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	37,728,567	—	—	—	37,728,567
Total	$ (17,160)	$ 38,267,042	$ 1,188,109	$ —	$ —	$ 39,437,991
243

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

World Bond Fund – (continued)

For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 165,767,542
Futures Contracts Number of Long Contracts	5,355
Futures Contracts Number of Short Contracts	(5,062)
Written Options at Notional Amount	$ (61,671,361)
Swap Contracts at Notional Amount	$ 45,703,037,919
Foreign Currency Contracts Purchased at Contract Amount	$ 4,173,404,683
Foreign Currency Contracts Sold at Contract Amount	$ 5,773,742,009
g)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2023:

Dynamic Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 1,361	$ (1,068)
Swap contracts	25,469	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	26,830	(1,068)
Derivatives not subject to a MNA	(26,830)	1,068
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Emerging Markets Local Debt Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 473,368	$ (537,826)
Futures contracts	35,219	(38,244)
Purchased options	135,237	—
Swap contracts	196,076	(192,976)
Written options	—	(101,284)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	839,900	(870,330)
Derivatives not subject to a MNA	(221,519)	231,220
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 618,381	$ (639,110)

244

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 124,942	$ (48,236)	$ —	$ —	$ 76,706
Barclays	41,968	(41,968)	—	—	—
BNP Paribas Securities Services	48,736	(40,167)	—	—	8,569
Canadian Imperial Bank of Commerce	171	—	—	—	171
Citibank NA	44,627	(36,244)	—	—	8,383
Commonwealth Bank of Australia	49	—	—	—	49
Credit Agricole	824	—	—	—	824
Deutsche Bank Securities, Inc.	111,539	(91,063)	—	(20,476)	—
Goldman Sachs & Co.	116,485	(116,485)	—	—	—
JP Morgan Chase & Co.	25,716	(12,841)	—	—	12,875
Morgan Stanley	57,086	(57,086)	—	—	—
Standard Chartered Bank	10,200	(10,200)	—	—	—
Toronto-Dominion Bank	9,204	(2,081)	—	—	7,123
UBS AG	26,834	(7,741)	—	—	19,093
Total	$ 618,381	$ (464,112)	$ —	$ (20,476)	$ 133,793

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (48,236)	$ 48,236	$ —	$ —	$ —
Bank of Montreal	(1,608)	—	—	—	(1,608)
Barclays	(90,121)	41,968	—	—	(48,153)
BNP Paribas Securities Services	(40,167)	40,167	—	—	—
Citibank NA	(36,244)	36,244	—	—	—
Deutsche Bank Securities, Inc.	(91,063)	91,063	—	—	—
Goldman Sachs & Co.	(175,263)	116,485	—	—	(58,778)
JP Morgan Chase & Co.	(12,841)	12,841	—	—	—
Morgan Stanley	(99,179)	57,086	—	42,093	—
RBC Dominion Securities, Inc.	(517)	—	—	—	(517)
Standard Chartered Bank	(10,457)	10,200	—	—	(257)
State Street Global Markets LLC	(23,592)	—	—	—	(23,592)
Toronto-Dominion Bank	(2,081)	2,081	—	—	—
UBS AG	(7,741)	7,741	—	—	—
Total	$ (639,110)	$ 464,112	$ —	$ 42,093	$ (132,905)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 2,355	$ (393,519)
Futures contracts	71,641	—
Swap contracts	2,495,413	(447,767)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,569,409	(841,286)
Derivatives not subject to a MNA	(94,647)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 2,474,762	$ (841,286)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$ 664,642	$ —	$ —	$ (310,000)	$ 354,642
Morgan Stanley	1,807,765	(447,767)	—	(1,359,998)	—
UBS AG	2,355	—	—	—	2,355
Total	$ 2,474,762	$ (447,767)	$ —	$ (1,669,998)	$ 356,997

245

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (64,189)	$ —	$ —	$ —	$ (64,189)
Deutsche Bank Securities, Inc.	(329,330)	—	—	—	(329,330)
Morgan Stanley	(447,767)	447,767	—	—	—
Total	$ (841,286)	$ 447,767	$ —	$ —	$ (393,519)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate High Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 999	$ (85,927)
Futures contracts	20,373	—
Swap contracts	510,497	(108,004)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	531,869	(193,931)
Derivatives not subject to a MNA	(27,983)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 503,886	$ (193,931)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$ 144,022	$ —	$ —	$ (144,022)	$ —
Morgan Stanley	358,865	(108,004)	—	(250,861)	—
UBS AG	999	—	—	—	999
Total	$ 503,886	$ (108,004)	$ —	$ (394,883)	$ 999

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (15,557)	$ —	$ —	$ —	$ (15,557)
Deutsche Bank Securities, Inc.	(70,370)	—	—	—	(70,370)
Morgan Stanley	(108,004)	108,004	—	—	—
Total	$ (193,931)	$ 108,004	$ —	$ —	$ (85,927)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ —	$ (39,021)
Futures contracts	11,772	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	11,772	(39,021)
Derivatives not subject to a MNA	(11,772)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ (39,021)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (8,878)	$ —	$ —	$ —	$ (8,878)
Deutsche Bank Securities, Inc.	(30,143)	—	—	—	(30,143)
Total	$ (39,021)	$ —	$ —	$ —	$ (39,021)

246

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund
Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	—	(65,262)
Foreign currency contracts	$ 299,224	$ (315,777)
Futures contracts	1,409,143	(729,278)
Purchased options	17	—
Swap contracts	6,618,501	(105,615)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	8,326,885	(1,215,932)
Derivatives not subject to a MNA	(4,308,768)	834,893
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 4,018,117	$ (381,039)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 1,288,449	$ (172,591)	$ —	$ —	$ 1,115,858
Barclays	11,810	—	—	—	11,810
BNP Paribas Securities Services	32,272	—	—	—	32,272
Citibank NA	2,536,194	(3,163)	—	(2,533,031)	—
HSBC Bank USA	59,865	—	—	—	59,865
JP Morgan Chase & Co.	58,462	(58,462)	—	—	—
Morgan Stanley	31,065	(24,975)	—	(6,090)	—
Total	$ 4,018,117	$ (259,191)	$ —	$ (2,539,121)	$ 1,219,805

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (172,591)	$ 172,591	$ —	$ —	$ —
Citibank NA	(3,163)	3,163	—	—	—
Deutsche Bank Securities, Inc.	(21,083)	—	—	—	(21,083)
JP Morgan Chase & Co.	(144,692)	58,462	—	—	(86,230)
Morgan Stanley	(24,975)	24,975	—	—	—
Toronto-Dominion Bank	(14,535)	—	—	—	(14,535)
Total	$ (381,039)	$ 259,191	$ —	$ —	$ (121,848)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Short Duration Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 16,364	$ (54,228)
Futures contracts	2,933,083	(1,153,122)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,949,447	(1,207,350)
Derivatives not subject to a MNA	(2,933,083)	1,153,122
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 16,364	$ (54,228)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$ 16,364	$ (16,364)	$ —	$ —	$ —
Total	$ 16,364	$ (16,364)	$ —	$ —	$ —

247

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Deutsche Bank Securities, Inc.	$ (54,228)	$ 16,364	$ —	$ —	$ (37,864)
Total	$ (54,228)	$ 16,364	$ —	$ —	$ (37,864)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 2,672,761	$ (704,822)
Futures contracts	5,293,401	(17,284,318)
Swap contracts	7,117,736	(282,352)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	15,083,898	(18,271,492)
Derivatives not subject to a MNA	(12,411,137)	17,566,670
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 2,672,761	$ (704,822)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 64,406	$ (339)	$ —	$ —	$ 64,067
Bank of Montreal	63,359	—	—	—	63,359
Barclays	6,869	(6,869)	—	—	—
BNP Paribas Securities Services	5,659	(5,659)	—	—	—
Citibank NA	51,484	—	—	—	51,484
Deutsche Bank Securities, Inc.	1,083,045	(478,438)	—	—	604,607
Goldman Sachs & Co.	55,428	(55,428)	—	—	—
JP Morgan Chase & Co.	43,310	(43,310)	—	—	—
Morgan Stanley	819,331	—	—	—	819,331
Standard Chartered Bank	790	—	—	—	790
Toronto-Dominion Bank	1,643	—	—	—	1,643
UBS AG	477,437	(1,527)	—	—	475,910
Total	$ 2,672,761	$ (591,570)	$ —	$ —	$ 2,081,191

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (339)	$ 339	$ —	$ —	$ —
Barclays	(71,362)	6,869	—	—	(64,493)
BNP Paribas Securities Services	(9,631)	5,659	—	—	(3,972)
Canadian Imperial Bank of Commerce	(1,200)	—	—	—	(1,200)
Deutsche Bank Securities, Inc.	(478,438)	478,438	—	—	—
Goldman Sachs & Co.	(95,370)	55,428	—	—	(39,942)
JP Morgan Chase & Co.	(46,955)	43,310	—	—	(3,645)
UBS AG	(1,527)	1,527	—	—	—
Total	$ (704,822)	$ 591,570	$ —	$ —	$ (113,252)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

248

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 957,354	$ (4,472)
Futures contracts	10,210,790	(4,171,695)
Swap contracts	14,669,972	(430,851)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	25,838,116	(4,607,018)
Derivatives not subject to a MNA	(24,880,762)	4,602,546
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 957,354	$ (4,472)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$ 4,067	$ —	$ —	$ —	$ 4,067
Bank of Montreal	22,330	—	—	—	22,330
Deutsche Bank Securities, Inc.	751,852	—	—	—	751,852
JP Morgan Chase & Co.	166,331	—	—	(166,331)	—
Morgan Stanley	12,774	—	—	—	12,774
Total	$ 957,354	$ —	$ —	$ (166,331)	$ 791,023

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Standard Chartered Bank	$ (4,472)	$ —	$ —	$ —	$ (4,472)
Total	$ (4,472)	$ —	$ —	$ —	$ (4,472)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

World Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 77,300,279	$ (38,129,712)
Futures contracts	6,619,389	(4,985,976)
Purchased options	2,892,041	—
Swap contracts	14,773,395	(20,109,526)
Written options	—	(1,816,391)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	101,585,104	(65,041,605)
Derivatives not subject to a MNA	(23,104,709)	26,201,192
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 78,480,395	$ (38,840,413)

249

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$ 34,672	$ (20,683)	$ —	$ —	$ 13,989
Bank of America Securities LLC	7,092,003	(2,444,561)	—	—	4,647,442
Bank of Montreal	964,791	(529,647)	—	—	435,144
Barclays	5,551,020	(4,238,927)	—	—	1,312,093
BNP Paribas Securities Services	5,415,102	(3,665,235)	—	—	1,749,867
Canadian Imperial Bank of Commerce	133,121	(133,121)	—	—	—
Citibank NA	1,016,053	(1,016,053)	—	—	—
Commonwealth Bank of Australia	4,421	—	—	—	4,421
Credit Agricole	15,044	(15,044)	—	—	—
Deutsche Bank Securities, Inc.	7,909,766	(1,672,038)	—	(10,000)	6,227,728
Goldman Sachs & Co.	3,898,208	(3,388,882)	—	—	509,326
JP Morgan Chase & Co.	8,015,565	(5,779,231)	—	(2,236,334)	—
Morgan Stanley	4,463,192	(4,463,192)	—	—	—
NatWest Markets Plc	25,925	—	—	—	25,925
RBC Dominion Securities, Inc.	240,061	(240,061)	—	—	—
Societe Generale Group	177,988	—	—	—	177,988
Standard Chartered Bank	5,610,177	(672,596)	—	—	4,937,581
State Street Global Markets LLC	1,388,751	(686,029)	—	—	702,722
Toronto-Dominion Bank	7,505,752	(3,550,042)	—	—	3,955,710
UBS AG	16,577,490	(5,191,327)	—	—	11,386,163
Westpac International	2,441,293	—	—	—	2,441,293
Total	$ 78,480,395	$ (37,706,669)	$ —	$ (2,246,334)	$ 38,527,392

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$ (20,683)	$ 20,683	$ —	$ —	$ —
Bank of America Securities LLC	(2,444,561)	2,444,561	—	—	—
Bank of Montreal	(529,647)	529,647	—	—	—
Barclays	(4,238,927)	4,238,927	—	—	—
BNP Paribas Securities Services	(3,665,235)	3,665,235	—	—	—
Canadian Imperial Bank of Commerce	(168,517)	133,121	—	—	(35,396)
Citibank NA	(1,471,387)	1,016,053	231,213	—	(224,121)
Credit Agricole	(105,020)	15,044	—	—	(89,976)
Deutsche Bank Securities, Inc.	(1,672,038)	1,672,038	—	—	—
Goldman Sachs & Co.	(3,388,882)	3,388,882	—	—	—
JP Morgan Chase & Co.	(5,779,231)	5,779,231	—	—	—
Morgan Stanley	(4,842,961)	4,463,192	—	—	(379,769)
RBC Dominion Securities, Inc.	(413,330)	240,061	—	—	(173,269)
Standard Chartered Bank	(672,596)	672,596	—	—	—
State Street Global Markets LLC	(686,029)	686,029	—	—	—
Toronto-Dominion Bank	(3,550,042)	3,550,042	—	—	—
UBS AG	(5,191,327)	5,191,327	—	—	—
Total	$ (38,840,413)	$ 37,706,669	$ 231,213	$ —	$ (902,531)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways.
250

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
The banking sector has recently been subject to increased market volatility. As a result, a Fund’s investments in the banking sector may be subject to increased volatility risk.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
LIBOR, the London Interbank Offered Rate, was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. Certain equity and debt securities in which a Fund may invest may have earned interest at (or, some limited circumstances, continue to earn interest at), a floating rate based on LIBOR (or which was previously based on LIBOR) or the relevant benchmark replacement. Moreover, some securities still reference the LIBOR rate as the transition to SOFR or another non-LIBOR based rate will not occur until the next reset date.
The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to a Fund.
251

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Geopolitical events, including the invasion of Ukraine by Russia and conflict between Israel and Hamas, have injected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could continue to adversely affect the global energy and financial markets and, thus, have adversely affected and could continue to adversely affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to RICs, mark to market on derivatives and currencies for Section 988-7 election. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the year or period ended October 31, 2023 and October 31, 2022 are as follows:

	For the Year Ended October 31, 2023			For the Year or Period Ended October 31, 2022
Fund	Tax Exempt Income	Ordinary Income	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Return of Capital
Dynamic Bond Fund	$ —	$ 3,194,311	$ —	$ —	$ 949,596(2)	$ —	$ —
Emerging Markets Local Debt Fund	—	1,366,286	424,735	—	597,734	—	2,333,766
Floating Rate Fund	—	115,826,257	—	—	91,455,805	—	—
Floating Rate High Income Fund	—	25,772,110	—	—	20,298,928	—	—
High Yield Fund	—	21,303,244	—	—	17,827,399	—	—
Inflation Plus Fund	—	13,610,028	2,017,855	—	40,831,008	—	1,332,533
Municipal Opportunities Fund	45,528,655	3,398,984	—	36,684,394	657,386	—	—
Municipal Short Duration Fund	715,761	71,991	—	427,774	33,192	—	—
Short Duration Fund	—	62,457,772	—	—	40,700,826	—	—
Strategic Income Fund	—	112,585,189	—	—	143,946,062	4,708,259	2,278,489
Sustainable Municipal Bond Fund	2,221,775	174,293	—	2,189,190	329,042	376,961	—
Total Return Bond Fund	—	111,612,242	—	—	112,967,631	34,075,496	—
World Bond Fund	—	77,816,153	—	—	34,422,361	8,321,365	8,026,158

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
(2)	Distributions for the period June 7, 2022 (commencement of operations) through October 31, 2022.
252

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

As of October 31, 2023, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Tax Exempt Income	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Dynamic Bond Fund	$ —	$ 165,097	$ (2,024,425)	$ (133,729)	$ (2,422,097)	$ (4,415,154)
Emerging Markets Local Debt Fund	—	—	(77,238,233)	(36,903)	(2,323,031)	(79,598,167)
Floating Rate Fund	—	5,419,403	(598,582,376)	(1,692,280)	(78,415,840)	(673,271,093)
Floating Rate High Income Fund	—	1,137,712	(88,897,855)	(9,201)	(16,373,121)	(104,142,465)
High Yield Fund	—	534,201	(40,395,912)	(21,332)	(33,362,956)	(73,245,999)
Inflation Plus Fund	—	—	(88,588,934)	(151)	(36,123,175)	(124,712,260)
Municipal Opportunities Fund	115,721	—	(74,412,119)	(348,384)	(140,676,761)	(215,321,543)
Municipal Short Duration Fund	54,103	—	(632,176)	—	(1,960,737)	(2,538,810)
Short Duration Fund	—	1,030,192	(31,800,064)	(288,308)	(104,662,748)	(135,720,928)
Strategic Income Fund	—	16,732,387	(517,584,123)	—	(155,245,716)	(656,097,452)
Sustainable Municipal Bond Fund	—	—	(5,782,193)	(815)	(10,471,648)	(16,254,656)
Total Return Bond Fund	—	5,541,568	(295,421,751)	(2,385,312)	(463,417,788)	(755,683,283)
World Bond Fund	—	30,392,793	(163,713,619)	—	(132,629,411)	(265,950,237)
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to prior year accumulated balances and distributions in excess. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2023, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Strategic Income Fund	$ 48,704	$ (48,704)
Sustainable Municipal Bond Fund	(6,282)	6,282
World Bond Fund	431,200	(431,200)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2023 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Dynamic Bond Fund*	$ 246,471	$ 1,777,954
Emerging Markets Local Debt Fund	20,421,288	56,816,945
Floating Rate Fund	51,824,411	546,757,964
Floating Rate High Income Fund	9,659,679	79,238,176
High Yield Fund	4,788,776	35,607,136
Inflation Plus Fund	14,684,841	73,904,093
Municipal Opportunities Fund	34,903,489	39,508,630
Municipal Short Duration Fund	327,726	304,450
Short Duration Fund	1,864,701	29,935,363
Strategic Income Fund*	190,907,687	326,676,436
Sustainable Municipal Bond Fund	2,988,217	2,793,976
Total Return Bond Fund	172,027,082	123,394,669
World Bond Fund	57,905,590	105,808,029

*	Future utilization of losses are subject to limitation under current tax law.
During the year end October 31, 2023, the Dynamic Bond Fund utilized $629,035 of prior year capital loss carryforward.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2023 is different from book purposes primarily due to wash sale loss deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals,
253

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

corporate actions with other temporary differences and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Dynamic Bond Fund	$ 113,476,889	$ 88,060	$ (2,510,134)	$ (2,422,074)
Emerging Markets Local Debt Fund	29,379,304	775,986	(3,064,812)	(2,288,826)
Floating Rate Fund	1,401,694,959	10,132,358	(88,582,089)	(78,449,731)
Floating Rate High Income Fund	314,658,580	1,654,030	(18,038,818)	(16,384,788)
High Yield Fund	399,923,180	1,148,832	(34,509,887)	(33,361,055)
Inflation Plus Fund	422,664,402	7,118,883	(43,257,465)	(36,138,582)
Municipal Opportunities Fund	1,814,123,712	701,003	(141,377,764)	(140,676,761)
Municipal Short Duration Fund	41,872,644	2,161	(1,962,898)	(1,960,737)
Short Duration Fund	1,862,228,593	1,137,900	(105,790,726)	(104,652,826)
Strategic Income Fund	2,222,756,821	25,789,958	(180,667,484)	(154,877,526)
Sustainable Municipal Bond Fund	94,038,089	26,822	(10,498,470)	(10,471,648)
Total Return Bond Fund	3,980,439,059	20,512,715	(483,836,785)	(463,324,070)
World Bond Fund	3,446,953,513	82,921,257	(215,037,974)	(132,116,717)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of October 31, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2023; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Dynamic Bond Fund	0.6000% on first $1 billion and;
0.5900% over $1 billion
Emerging Markets Local Debt Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6900% over $1 billion
Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
254

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Fund	Management Fee Rates
High Yield Fund	0.5000% on first $1 billion and;
0.4500% on next $4 billion and;
0.4400% on next $5 billion and;
0.4350% over $10 billion
Inflation Plus Fund	0.3900% on first $500 million and;
0.3800% on next $500 million and;
0.3750% on next $1.5 billion and;
0.3700% on next $2.5 billion and;
0.3675% on next $5 billion and;
0.3650% over $10 billion
Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion
Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion
Short Duration Fund	0.4100% on the first $500 million and;
0.3700% on the next $500 million and;
0.3650% on the next $1.5 billion and;
0.3600% on the next $2.5 billion and;
0.3500% on the next $5 billion and;
0.3400% over $10 billion
Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion
Sustainable Municipal Bond Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion
Total Return Bond Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2600% on next $4 billion and;
0.2500% over $5 billion
World Bond Fund	0.6800% on first $250 million and;
0.6300% on next $250 million and;
0.5800% on next $2 billion and;
0.5300% on next $2.5 billion and;
0.4750% on next $5 billion and;
0.4500% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2023, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and
255

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 Notes to Financial Statements – (continued)
 October 31, 2023

expenses, and extraordinary expenses) until February 29, 2024 (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund	1.10%	1.90%	0.80%	N/A	N/A	0.75%	0.65%	0.75%	0.65%
Emerging Markets Local Debt Fund	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate Fund(1)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
High Yield Fund	0.95%	1.75%	0.69%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
Inflation Plus Fund(1)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Municipal Short Duration Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Short Duration Fund(1)	1.00%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.75%	N/A
Sustainable Municipal Bond Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Total Return Bond Fund(1)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A

(1)	Expense limitation arrangements described above for certain classes of shares of each of Floating Rate Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund extend beyond February 29, 2024. Please see the Funds’ statement of additional information for more information.
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2023, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund	1.02%	1.62%	0.80%	N/A	N/A	0.75%	0.65%	0.75%	0.65%
Emerging Markets Local Debt Fund	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate Fund	1.00%	1.75%	0.74%	1.25%	1.00%	0.78%	N/A	0.75%	0.66%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
High Yield Fund	0.95%	1.73%	0.69%	1.27%	0.97%	0.67%	0.55%	0.65%	0.55%
Inflation Plus Fund	0.84%	1.59%	0.59%	1.18%	0.89%	0.59%	N/A	0.58%	0.47%
Municipal Opportunities Fund	0.66%	1.43%	0.45%	N/A	N/A	N/A	N/A	0.44%	0.35%
Municipal Short Duration Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Short Duration Fund	0.79%	1.53%	0.49%	0.96%	0.73%	0.55%	0.43%	0.53%	0.43%
Strategic Income Fund	0.92%	1.64%	0.64%	1.26%	0.96%	0.64%	0.55%	0.64%	0.55%
Sustainable Municipal Bond Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Total Return Bond Fund	0.69%	1.53%	0.38%	1.04%	0.69%	0.44%	0.32%	0.38%	0.32%
World Bond Fund	1.00%	1.75%	0.71%	1.34%	1.04%	0.73%	0.63%	0.72%	0.62%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2023, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Dynamic Bond Fund	$ 1,086	$ —
Emerging Markets Local Debt Fund	495	—
Floating Rate Fund	72,990	18,068
Floating Rate High Income Fund	23,494	7,900
High Yield Fund	201,545	3,106
Inflation Plus Fund	35,330	8,535
Municipal Opportunities Fund	287,072	20,273
Municipal Short Duration Fund	12,122	1,028
Short Duration Fund	417,714	97,249
Strategic Income Fund	207,615	12,104
Sustainable Municipal Bond Fund	14,246	705
Total Return Bond Fund	985,071	12,052
World Bond Fund	221,632	2,567
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution
256

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2023, a portion of the Company’s Chief Compliance Officer’s ("CCO") compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Dynamic Bond Fund	$ 129
Emerging Markets Local Debt Fund	73
Floating Rate Fund	3,147
Floating Rate High Income Fund	687
High Yield Fund	854
Inflation Plus Fund	940
Municipal Opportunities Fund	3,857
Municipal Short Duration Fund	100
Short Duration Fund	3,984
Strategic Income Fund	4,482
Sustainable Municipal Bond Fund	207
Total Return Bond Fund	6,686
World Bond Fund	7,872
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to SS&C GIDS, Inc. ("SS&C", formerly known as DST Asset Manager Solutions, Inc.) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and SS&C (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
257

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Effective November 1, 2022, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share class of the Fund listed below until February 29, 2024, unless the Board of Directors approves its earlier termination as follows:
Fund	Class A
Inflation Plus Fund	0.13%
Pursuant to a sub-transfer agency agreement between HASCO and SS&C, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to SS&C. Each Fund does not pay any fee directly to SS&C; rather, HASCO makes all such payments to SS&C. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2023, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund	0.05%	0.02%	0.11%	N/A	N/A	0.02%	0.00% *	0.05%	0.00% *
Emerging Markets Local Debt Fund	0.22%	0.25%	0.09%	0.22%	0.17%	0.12%	N/A	0.08%	0.00% *
Floating Rate Fund	0.10%	0.10%	0.08%	0.19%	0.17%	0.12%	N/A	0.10%	0.00% *
Floating Rate High Income Fund	0.12%	0.11%	0.10%	0.22%	0.15%	0.10%	N/A	0.11%	0.00% *
High Yield Fund	0.17%	0.14%	0.11%	0.22%	0.17%	0.12%	0.00% *	0.06%	0.00% *
Inflation Plus Fund	0.13%	0.12%	0.12%	0.21%	0.17%	0.12%	N/A	0.11%	0.00% *
Municipal Opportunities Fund	0.06%	0.08%	0.10%	N/A	N/A	N/A	N/A	0.09%	0.00% *
Municipal Short Duration Fund	0.05%	0.15%	0.11%	N/A	N/A	N/A	N/A	N/A	0.00% *
Short Duration Fund	0.12%	0.10%	0.07%	0.22%	0.06%	0.12%	0.00% *	0.10%	0.00% *
Strategic Income Fund	0.13%	0.10%	0.09%	0.22%	0.16%	0.10%	0.00% *	0.09%	0.00% *
Sustainable Municipal Bond Fund	0.06%	0.13%	0.13%	N/A	N/A	N/A	N/A	N/A	0.00% *
Total Return Bond Fund	0.12%	0.21%	0.06%	0.22%	0.17%	0.12%	0.00% *	0.06%	0.00% *
World Bond Fund	0.13%	0.12%	0.09%	0.22%	0.17%	0.11%	0.00% *	0.10%	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous. Each of the Floating Rate Fund, the Floating Rate High Income Fund, and the High Yield Fund do not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
258

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2023.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Dynamic Bond Fund	$ —	$ —	$ —
Emerging Markets Local Debt Fund	36,631	37,500	—
Inflation Plus Fund	—	—	—
Municipal Opportunities Fund	—	—	—
Municipal Short Duration Fund	—	—	—
Short Duration Fund	7,739,884	7,972,833	—
Strategic Income Fund	11,993,388	12,378,788	—
Sustainable Municipal Bond Fund	—	—	—
Total Return Bond Fund	6,826,236	7,061,549	—
World Bond Fund	2,686,791	2,784,660	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliate Holdings:
As of October 31, 2023, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund	62%	79%	2%	N/A	N/A	100%	100%	48%	44%
Emerging Markets Local Debt Fund	—	—	—	100%	100%	100%	N/A	—	—
High Yield Fund	—	—	—	—	—	—	21%	—	—
Municipal Short Duration Fund	—	—	—	N/A	N/A	N/A	N/A	N/A	0%*
Short Duration Fund	—	—	—	—	—	—	1%	—	—

*	Percentage rounds to zero.

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund	1%	1%	1%	N/A	N/A	1%	1%	1%	17%
Emerging Markets Local Debt Fund	—	—	—	0%*	0% *	0% *	N/A	—	—
High Yield Fund	—	—	—	—	—	—	0% *	—	—
Municipal Short Duration Fund	—	—	—	N/A	N/A	N/A	N/A	N/A	0% *
Short Duration Fund	—	—	—	—	—	—	0% *	—	—

*	Percentage rounds to zero.
As of October 31, 2023, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	24%
Strategic Income Fund	4%
Total Return Bond Fund	2%

*	As of October 31, 2023, affiliated funds of funds and the 529 plan were invested in Class F shares.
259

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

10.	Investment Transactions:
For the year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Dynamic Bond Fund	$ 198,696,267	$ 142,448,911	$ 307,510,145	$ 305,737,839	$ 506,206,412	$ 448,186,750
Emerging Markets Local Debt Fund	31,370,980	43,187,039	—	—	31,370,980	43,187,039
Floating Rate Fund	632,707,831	954,477,419	—	—	632,707,831	954,477,419
Floating Rate High Income Fund	178,943,217	245,518,498	—	—	178,943,217	245,518,498
High Yield Fund	103,712,457	94,200,960	—	—	103,712,457	94,200,960
Inflation Plus Fund	37,744,617	44,059,556	109,036,081	225,867,077	146,780,698	269,926,633
Municipal Opportunities Fund	541,953,154	423,511,076	—	31,168	541,953,154	423,542,244
Municipal Short Duration Fund	10,997,000	16,518,409	—	—	10,997,000	16,518,409
Short Duration Fund	398,137,092	552,755,427	86,313,027	38,692,980	484,450,119	591,448,407
Strategic Income Fund	768,253,439	897,052,562	597,845,133	403,260,657	1,366,098,572	1,300,313,219
Sustainable Municipal Bond Fund	27,131,158	37,020,673	—	6,224	27,131,158	37,026,897
Total Return Bond Fund	829,846,507	775,990,396	1,137,617,502	965,310,043	1,967,464,009	1,741,300,439
World Bond Fund	1,974,851,087	1,743,785,906	220,411,653	181,863,854	2,195,262,740	1,925,649,760
11.	Capital Share Transactions:
The following information is for the year or period ended October 31, 2023 and October 31, 2022:

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Dynamic Bond Fund(1)
Class A
Shares Sold	71,101	$ 693,303	104,961	$ 1,048,347
Shares Issued for Reinvested Dividends	6,186	60,609	1,857	17,925
Shares Redeemed	(5,539)	(53,129)	(1)	(10)
Net Increase (Decrease)	71,748	700,783	106,817	1,066,262
Class C
Shares Sold	31,880	$ 309,768	100,001	$ 1,000,010
Shares Issued for Reinvested Dividends	4,622	45,255	1,463	14,118
Shares Redeemed	(3,664)	(35,082)	(1)	(10)
Net Increase (Decrease)	32,838	319,941	101,463	1,014,118
Class I
Shares Sold	6,616,634	$ 64,147,713	100,001	$ 1,000,010
Shares Issued for Reinvested Dividends	53,646	514,779	1,911	18,458
Shares Redeemed	(380,802)	(3,641,645)	(1)	(10)
Net Increase (Decrease)	6,289,478	61,020,847	101,911	1,018,458
Class R5
Shares Sold	—	$ —	100,001	$ 1,000,010
Shares Issued for Reinvested Dividends	5,390	52,853	1,932	18,656
Shares Redeemed	—	—	(1)	(10)
Net Increase (Decrease)	5,390	52,853	101,932	1,018,656
Class R6
Shares Sold	—	$ —	100,001	$ 1,000,010
Shares Issued for Reinvested Dividends	5,559	54,479	1,973	19,051
Shares Redeemed	—	—	(1)	(10)
Net Increase (Decrease)	5,559	54,479	101,973	1,019,051
Class Y
Shares Sold	61,211	$ 585,008	153,610	$ 1,530,010
Shares Issued for Reinvested Dividends	8,399	82,299	2,404	23,129
Shares Redeemed	(2,940)	(28,781)	(473)	(4,480)
Net Increase (Decrease)	66,670	638,526	155,541	1,548,659
260

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class F
Shares Sold	—	$ —	4,400,001	$ 44,000,010
Shares Issued for Reinvested Dividends	153,818	1,508,284	86,805	838,259
Shares Redeemed	—	—	(1)	(10)
Net Increase (Decrease)	153,818	1,508,284	4,486,805	44,838,259
Total Net Increase (Decrease)	6,625,501	$ 64,295,713	5,156,442	$ 51,523,463
Emerging Markets Local Debt Fund
Class A
Shares Sold	363,055	$ 1,564,051	216,516	$ 1,011,783
Shares Issued for Reinvested Dividends	34,236	157,856	34,337	165,438
Shares Redeemed	(375,662)	(1,626,870)	(331,771)	(1,524,749)
Net Increase (Decrease)	21,629	95,037	(80,918)	(347,528)
Class C
Shares Sold	12,016	$ 53,309	2,221	$ 11,593
Shares Issued for Reinvested Dividends	6,224	28,757	9,280	45,420
Shares Redeemed	(76,062)	(345,160)	(167,185)	(833,283)
Net Increase (Decrease)	(57,822)	(263,094)	(155,684)	(776,270)
Class I
Shares Sold	656,712	$ 3,054,149	851,449	$ 4,263,242
Shares Issued for Reinvested Dividends	56,484	258,689	69,175	332,561
Shares Redeemed	(606,836)	(2,734,823)	(1,538,418)	(7,515,022)
Net Increase (Decrease)	106,360	578,015	(617,794)	(2,919,219)
Class R3
Shares Issued for Reinvested Dividends	106	$ 488	95	$ 460
Net Increase (Decrease)	106	488	95	460
Class R4
Shares Issued for Reinvested Dividends	115	$ 527	325	$ 1,593
Shares Redeemed	—	—	(6,474)	(27,191)
Net Increase (Decrease)	115	527	(6,149)	(25,598)
Class R5
Shares Sold	438	$ 1,862	—	$ —
Shares Issued for Reinvested Dividends	145	632	121	553
Shares Redeemed	(445)	(1,910)	—	—
Net Increase (Decrease)	138	584	121	553
Class Y
Shares Sold	193,448	$ 890,907	2,909,766	$ 14,313,080
Shares Issued for Reinvested Dividends	217,549	986,568	427,464	2,009,366
Shares Redeemed	(3,533,011)	(16,084,283)	(3,984,211)	(16,936,825)
Net Increase (Decrease)	(3,122,014)	(14,206,808)	(646,981)	(614,379)
Class F
Shares Sold	109,978	$ 504,336	497,603	$ 2,530,798
Shares Issued for Reinvested Dividends	51,242	234,835	52,704	249,994
Shares Redeemed	(225,347)	(1,018,821)	(393,047)	(1,805,711)
Net Increase (Decrease)	(64,127)	(279,650)	157,260	975,081
Total Net Increase (Decrease)	(3,115,615)	$ (14,074,901)	(1,350,050)	$ (3,706,900)
Floating Rate Fund
Class A
Shares Sold	6,166,238	$ 47,983,871	12,733,677	$ 103,881,040
Shares Issued for Reinvested Dividends	5,461,431	42,609,102	3,187,210	25,373,296
Shares Redeemed	(22,035,142)	(171,676,735)	(19,342,977)	(155,537,311)
Net Increase (Decrease)	(10,407,473)	(81,083,762)	(3,422,090)	(26,282,975)
Class C
Shares Sold	793,971	$ 6,242,101	2,651,943	$ 22,020,335
Shares Issued for Reinvested Dividends	518,539	4,082,328	348,423	2,799,168
Shares Redeemed	(4,957,307)	(38,985,966)	(5,596,380)	(45,554,926)
Net Increase (Decrease)	(3,644,797)	(28,661,537)	(2,596,014)	(20,735,423)
261

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares Sold	17,309,864	$ 133,992,119	75,616,897	$ 612,965,591
Shares Issued for Reinvested Dividends	4,918,171	38,037,969	5,045,140	40,054,509
Shares Redeemed	(63,086,175)	(487,080,716)	(100,148,889)	(787,774,483)
Net Increase (Decrease)	(40,858,140)	(315,050,628)	(19,486,852)	(134,754,383)
Class R3
Shares Sold	70,794	$ 559,054	121,915	$ 970,871
Shares Issued for Reinvested Dividends	24,746	194,329	17,496	140,628
Shares Redeemed	(136,349)	(1,068,703)	(326,275)	(2,585,289)
Net Increase (Decrease)	(40,809)	(315,320)	(186,864)	(1,473,790)
Class R4
Shares Sold	17,164	$ 133,643	139,949	$ 1,115,594
Shares Issued for Reinvested Dividends	17,127	133,511	8,213	65,061
Shares Redeemed	(91,018)	(707,966)	(101,593)	(832,671)
Net Increase (Decrease)	(56,727)	(440,812)	46,569	347,984
Class R5
Shares Sold	50,571	$ 392,499	40,994	$ 333,398
Shares Issued for Reinvested Dividends	12,430	96,252	6,628	52,505
Shares Redeemed	(44,262)	(341,904)	(18,141)	(144,449)
Net Increase (Decrease)	18,739	146,847	29,481	241,454
Class Y
Shares Sold	2,466,546	$ 18,860,794	6,793,058	$ 55,053,634
Shares Issued for Reinvested Dividends	473,412	3,648,918	320,372	2,537,986
Shares Redeemed	(4,088,914)	(31,431,716)	(6,867,654)	(54,528,779)
Net Increase (Decrease)	(1,148,956)	(8,922,004)	245,776	3,062,841
Class F
Shares Sold	8,432,544	$ 64,783,328	13,689,031	$ 111,482,591
Shares Issued for Reinvested Dividends	673,559	5,188,798	486,507	3,836,286
Shares Redeemed	(15,961,968)	(123,067,023)	(11,570,209)	(91,136,182)
Net Increase (Decrease)	(6,855,865)	(53,094,897)	2,605,329	24,182,695
Total Net Increase (Decrease)	(62,994,028)	$ (487,422,113)	(22,764,665)	$ (155,411,597)
Floating Rate High Income Fund
Class A
Shares Sold	1,065,457	$ 9,443,281	2,790,437	$ 26,190,876
Shares Issued for Reinvested Dividends	611,366	5,417,975	374,948	3,412,779
Shares Redeemed	(3,514,489)	(31,082,773)	(2,566,238)	(23,551,770)
Net Increase (Decrease)	(1,837,666)	(16,221,517)	599,147	6,051,885
Class C
Shares Sold	106,795	$ 953,045	491,944	$ 4,729,800
Shares Issued for Reinvested Dividends	102,467	916,532	76,701	705,480
Shares Redeemed	(961,310)	(8,576,036)	(1,247,678)	(11,627,867)
Net Increase (Decrease)	(752,048)	(6,706,459)	(679,033)	(6,192,587)
Class I
Shares Sold	4,093,802	$ 35,999,133	19,596,455	$ 183,296,943
Shares Issued for Reinvested Dividends	1,735,649	15,258,394	1,439,253	13,056,004
Shares Redeemed	(14,727,182)	(129,136,942)	(21,984,685)	(200,584,558)
Net Increase (Decrease)	(8,897,731)	(77,879,415)	(948,977)	(4,231,611)
Class R3
Shares Sold	1,173	$ 10,455	356	$ 3,299
Shares Issued for Reinvested Dividends	172	1,523	378	3,499
Shares Redeemed	(2,144)	(19,165)	(14,765)	(135,492)
Net Increase (Decrease)	(799)	(7,187)	(14,031)	(128,694)
Class R4
Shares Sold	4,991	$ 44,072	5,263	$ 49,169
Shares Issued for Reinvested Dividends	933	8,259	684	6,200
Shares Redeemed	(15,150)	(133,596)	(558)	(5,175)
Net Increase (Decrease)	(9,226)	(81,265)	5,389	50,194
262

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	122,768	$ 1,080,381	140,937	$ 1,322,604
Shares Issued for Reinvested Dividends	98,784	867,595	64,295	583,755
Shares Redeemed	(434,240)	(3,817,465)	(216,326)	(1,925,409)
Net Increase (Decrease)	(212,688)	(1,869,489)	(11,094)	(19,050)
Class Y
Shares Sold	1,600,547	$ 14,197,615	1,699,608	$ 16,036,593
Shares Issued for Reinvested Dividends	133,894	1,178,165	86,043	782,857
Shares Redeemed	(651,889)	(5,723,327)	(1,571,871)	(14,454,857)
Net Increase (Decrease)	1,082,552	9,652,453	213,780	2,364,593
Class F
Shares Sold	247,629	$ 2,175,337	2,653,475	$ 24,853,140
Shares Issued for Reinvested Dividends	229,175	2,015,149	185,593	1,679,134
Shares Redeemed	(2,343,485)	(20,573,431)	(1,692,305)	(15,364,936)
Net Increase (Decrease)	(1,866,681)	(16,382,945)	1,146,763	11,167,338
Total Net Increase (Decrease)	(12,494,287)	$ (109,495,824)	311,944	$ 9,062,068
High Yield Fund
Class A
Shares Sold	6,076,786	$ 40,366,243	7,278,506	$ 51,629,405
Shares Issued for Reinvested Dividends	1,873,282	12,435,222	1,522,680	10,531,847
Shares Redeemed	(9,150,590)	(60,758,355)	(10,098,518)	(70,914,548)
Net Increase (Decrease)	(1,200,522)	(7,956,890)	(1,297,332)	(8,753,296)
Class C
Shares Sold	223,480	$ 1,488,478	149,554	$ 1,099,150
Shares Issued for Reinvested Dividends	75,987	503,098	69,887	483,260
Shares Redeemed	(466,222)	(3,083,900)	(752,880)	(5,223,497)
Net Increase (Decrease)	(166,755)	(1,092,324)	(533,439)	(3,641,087)
Class I
Shares Sold	3,519,531	$ 23,359,158	5,547,073	$ 40,842,837
Shares Issued for Reinvested Dividends	192,217	1,270,924	186,594	1,316,487
Shares Redeemed	(1,885,486)	(12,456,009)	(9,196,200)	(66,487,819)
Net Increase (Decrease)	1,826,262	12,174,073	(3,462,533)	(24,328,495)
Class R3
Shares Sold	35,400	$ 235,518	51,601	$ 363,649
Shares Issued for Reinvested Dividends	11,823	78,526	10,239	70,739
Shares Redeemed	(75,532)	(501,184)	(65,810)	(454,477)
Net Increase (Decrease)	(28,309)	(187,140)	(3,970)	(20,089)
Class R4
Shares Sold	16,614	$ 110,035	16,320	$ 114,448
Shares Issued for Reinvested Dividends	7,069	47,017	5,428	37,609
Shares Redeemed	(22,645)	(151,989)	(22,794)	(162,912)
Net Increase (Decrease)	1,038	5,063	(1,046)	(10,855)
Class R5
Shares Sold	9,319	$ 61,202	12,421	$ 91,059
Shares Issued for Reinvested Dividends	5,540	36,436	4,323	29,915
Shares Redeemed	(8,970)	(58,547)	(22,726)	(163,687)
Net Increase (Decrease)	5,889	39,091	(5,982)	(42,713)
Class R6
Shares Sold	19,635	$ 129,446	40	$ 298
Shares Issued for Reinvested Dividends	193	1,257	69	474
Shares Redeemed	(14,044)	(93,110)	—	—
Net Increase (Decrease)	5,784	37,593	109	772
Class Y
Shares Sold	385,565	$ 2,488,241	100,700	$ 684,138
Shares Issued for Reinvested Dividends	24,398	159,554	6,529	44,635
Shares Redeemed	(103,826)	(677,731)	(75,955)	(516,521)
Net Increase (Decrease)	306,137	1,970,064	31,274	212,252
263

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class F
Shares Sold	4,641,795	$ 30,578,374	4,467,656	$ 31,269,142
Shares Issued for Reinvested Dividends	990,376	6,512,776	737,281	5,104,579
Shares Redeemed	(4,531,178)	(29,806,914)	(4,119,017)	(28,442,625)
Net Increase (Decrease)	1,100,993	7,284,236	1,085,920	7,931,096
Total Net Increase (Decrease)	1,850,517	$ 12,273,766	(4,186,999)	$ (28,652,415)
Inflation Plus Fund
Class A
Shares Sold	525,276	$ 5,205,885	3,046,763	$ 33,280,486
Shares Issued for Reinvested Dividends	623,224	6,143,918	1,483,965	16,054,609
Shares Redeemed	(5,137,553)	(50,765,420)	(4,162,089)	(44,186,018)
Net Increase (Decrease)	(3,989,053)	(39,415,617)	368,639	5,149,077
Class C
Shares Sold	64,789	$ 617,586	480,851	$ 4,983,645
Shares Issued for Reinvested Dividends	49,257	467,719	148,431	1,551,550
Shares Redeemed	(992,992)	(9,367,295)	(654,608)	(6,708,873)
Net Increase (Decrease)	(878,946)	(8,281,990)	(25,326)	(173,678)
Class I
Shares Sold	1,688,646	$ 17,075,612	5,013,480	$ 55,609,813
Shares Issued for Reinvested Dividends	167,948	1,695,646	462,067	5,097,552
Shares Redeemed	(4,846,448)	(48,942,183)	(3,907,803)	(42,350,873)
Net Increase (Decrease)	(2,989,854)	(30,170,925)	1,567,744	18,356,492
Class R3
Shares Sold	654,850	$ 6,335,060	898,531	$ 9,437,052
Shares Issued for Reinvested Dividends	89,163	859,021	206,695	2,190,975
Shares Redeemed	(1,074,726)	(10,375,473)	(1,066,235)	(11,328,692)
Net Increase (Decrease)	(330,713)	(3,181,392)	38,991	299,335
Class R4
Shares Sold	94,010	$ 928,836	172,768	$ 1,896,970
Shares Issued for Reinvested Dividends	12,842	126,754	28,152	305,047
Shares Redeemed	(160,382)	(1,580,490)	(177,881)	(1,953,442)
Net Increase (Decrease)	(53,530)	(524,900)	23,039	248,575
Class R5
Shares Sold	91,418	$ 920,129	86,319	$ 954,286
Shares Issued for Reinvested Dividends	8,336	83,690	13,764	151,014
Shares Redeemed	(74,122)	(746,931)	(54,171)	(597,095)
Net Increase (Decrease)	25,632	256,888	45,912	508,205
Class Y
Shares Sold	57,382	$ 579,905	444,810	$ 5,127,829
Shares Issued for Reinvested Dividends	67,111	678,036	204,898	2,274,574
Shares Redeemed	(212,687)	(2,157,781)	(1,534,338)	(16,491,337)
Net Increase (Decrease)	(88,194)	(899,840)	(884,630)	(9,088,934)
Class F
Shares Sold	3,448,679	$ 34,828,631	9,897,110	$ 109,645,314
Shares Issued for Reinvested Dividends	521,231	5,256,326	1,242,088	13,739,422
Shares Redeemed	(7,077,065)	(71,620,980)	(11,030,054)	(120,299,884)
Net Increase (Decrease)	(3,107,155)	(31,536,023)	109,144	3,084,852
Total Net Increase (Decrease)	(11,411,813)	$ (113,753,799)	1,243,513	$ 18,383,924
Municipal Opportunities Fund
Class A
Shares Sold	11,543,261	$ 93,798,374	9,786,973	$ 83,213,956
Shares Issued for Reinvested Dividends	1,249,910	10,146,016	898,452	7,543,921
Shares Redeemed	(12,521,119)	(101,373,574)	(17,688,174)	(148,897,395)
Net Increase (Decrease)	272,052	2,570,816	(7,002,749)	(58,139,518)
264

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares Sold	320,451	$ 2,596,766	495,113	$ 4,232,891
Shares Issued for Reinvested Dividends	60,001	487,696	45,394	380,223
Shares Redeemed	(1,440,118)	(11,730,778)	(2,018,973)	(17,078,700)
Net Increase (Decrease)	(1,059,666)	(8,646,316)	(1,478,466)	(12,465,586)
Class I
Shares Sold	53,617,956	$ 434,888,126	107,925,617	$ 929,360,188
Shares Issued for Reinvested Dividends	3,052,646	24,782,800	2,228,912	18,726,952
Shares Redeemed	(50,625,885)	(409,649,716)	(92,859,462)	(774,722,390)
Net Increase (Decrease)	6,044,717	50,021,210	17,295,067	173,364,750
Class Y
Shares Sold	310,581	$ 2,532,858	56,809	$ 483,290
Shares Issued for Reinvested Dividends	40,402	327,834	30,105	252,899
Shares Redeemed	(231,369)	(1,872,811)	(272,698)	(2,298,302)
Net Increase (Decrease)	119,614	987,881	(185,784)	(1,562,113)
Class F
Shares Sold	17,478,398	$ 141,979,827	21,145,049	$ 179,067,155
Shares Issued for Reinvested Dividends	1,145,909	9,290,889	827,322	6,937,495
Shares Redeemed	(17,417,531)	(140,904,458)	(21,698,403)	(180,859,161)
Net Increase (Decrease)	1,206,776	10,366,258	273,968	5,145,489
Total Net Increase (Decrease)	6,583,493	$ 55,299,849	8,902,036	$ 106,343,022
Municipal Short Duration Fund
Class A
Shares Sold	1,400,982	$ 13,558,082	2,549,777	$ 25,158,113
Shares Issued for Reinvested Dividends	50,157	486,153	25,276	247,231
Shares Redeemed	(1,867,944)	(18,137,740)	(1,364,217)	(13,462,525)
Net Increase (Decrease)	(416,805)	(4,093,505)	1,210,836	11,942,819
Class C
Shares Sold	29,064	$ 280,468	60,673	$ 599,749
Shares Issued for Reinvested Dividends	426	4,133	174	1,696
Shares Redeemed	(80,772)	(783,701)	(96,707)	(955,554)
Net Increase (Decrease)	(51,282)	(499,100)	(35,860)	(354,109)
Class I
Shares Sold	218,484	$ 2,104,627	1,686,015	$ 16,869,994
Shares Issued for Reinvested Dividends	11,282	108,951	11,070	108,657
Shares Redeemed	(444,950)	(4,297,423)	(1,797,406)	(17,513,908)
Net Increase (Decrease)	(215,184)	(2,083,845)	(100,321)	(535,257)
Class F
Shares Sold	242,659	$ 2,346,495	945,021	$ 9,271,461
Shares Issued for Reinvested Dividends	17,489	168,921	9,148	89,321
Shares Redeemed	(468,995)	(4,533,680)	(471,229)	(4,591,546)
Net Increase (Decrease)	(208,847)	(2,018,264)	482,940	4,769,236
Total Net Increase (Decrease)	(892,118)	$ (8,694,714)	1,557,595	$ 15,822,689
Short Duration Fund
Class A
Shares Sold	29,507,404	$ 275,394,503	38,519,004	$ 370,461,903
Shares Issued for Reinvested Dividends	2,706,295	25,282,758	1,592,071	15,135,053
Shares Redeemed	(37,417,603)	(349,258,715)	(41,210,789)	(395,791,032)
Net Increase (Decrease)	(5,203,904)	(48,581,454)	(1,099,714)	(10,194,076)
Class C
Shares Sold	1,076,962	$ 10,032,969	2,805,232	$ 27,210,013
Shares Issued for Reinvested Dividends	97,904	914,470	64,091	607,388
Shares Redeemed	(3,474,006)	(32,422,626)	(4,135,376)	(39,726,922)
Net Increase (Decrease)	(2,299,140)	(21,475,187)	(1,266,053)	(11,909,521)
265

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares Sold	24,479,348	$ 227,405,891	23,436,978	$ 226,153,669
Shares Issued for Reinvested Dividends	1,165,105	10,827,866	984,203	9,396,467
Shares Redeemed	(28,227,103)	(262,158,969)	(53,872,187)	(517,050,539)
Net Increase (Decrease)	(2,582,650)	(23,925,212)	(29,451,006)	(281,500,403)
Class R3
Shares Sold	83,413	$ 777,466	43,907	$ 413,451
Shares Issued for Reinvested Dividends	4,249	39,653	2,098	19,880
Shares Redeemed	(58,837)	(549,125)	(84,969)	(814,886)
Net Increase (Decrease)	28,825	267,994	(38,964)	(381,555)
Class R4
Shares Sold	9,445	$ 87,714	115,921	$ 1,102,486
Shares Issued for Reinvested Dividends	17,824	166,244	9,114	86,319
Shares Redeemed	(21,345)	(198,553)	(21,255)	(204,696)
Net Increase (Decrease)	5,924	55,405	103,780	984,109
Class R5
Shares Sold	39,052	$ 363,010	103,530	$ 987,790
Shares Issued for Reinvested Dividends	7,463	69,322	3,857	36,401
Shares Redeemed	(41,141)	(382,459)	(45,710)	(429,126)
Net Increase (Decrease)	5,374	49,873	61,677	595,065
Class R6
Shares Sold	31,353	$ 289,223	24,604	$ 238,206
Shares Issued for Reinvested Dividends	7,976	73,619	4,834	45,690
Shares Redeemed	(16,955)	(156,147)	(23,548)	(225,364)
Net Increase (Decrease)	22,374	206,695	5,890	58,532
Class Y
Shares Sold	140,871	$ 1,305,211	579,829	$ 5,464,833
Shares Issued for Reinvested Dividends	18,167	168,330	17,586	166,520
Shares Redeemed	(657,826)	(6,109,422)	(660,052)	(6,260,843)
Net Increase (Decrease)	(498,788)	(4,635,881)	(62,637)	(629,490)
Class F
Shares Sold	21,558,395	$ 199,622,607	41,132,614	$ 392,290,113
Shares Issued for Reinvested Dividends	2,317,113	21,471,230	1,315,818	12,437,395
Shares Redeemed	(30,916,433)	(286,595,773)	(19,469,870)	(184,059,661)
Net Increase (Decrease)	(7,040,925)	(65,501,936)	22,978,562	220,667,847
Total Net Increase (Decrease)	(17,562,910)	$ (163,539,703)	(8,768,465)	$ (82,309,492)
Strategic Income Fund
Class A
Shares Sold	5,379,716	$ 40,818,053	5,611,583	$ 47,544,145
Shares Issued for Reinvested Dividends	1,859,506	13,949,252	2,066,731	17,086,210
Shares Redeemed	(8,702,874)	(65,541,920)	(15,890,603)	(131,278,266)
Net Increase (Decrease)	(1,463,652)	(10,774,615)	(8,212,289)	(66,647,911)
Class C
Shares Sold	1,602,746	$ 12,222,232	1,152,286	$ 9,951,656
Shares Issued for Reinvested Dividends	315,273	2,390,446	387,469	3,251,367
Shares Redeemed	(2,428,438)	(18,416,132)	(3,915,263)	(32,098,929)
Net Increase (Decrease)	(510,419)	(3,803,454)	(2,375,508)	(18,895,906)
Class I
Shares Sold	76,200,418	$ 575,561,073	93,922,450	$ 786,631,120
Shares Issued for Reinvested Dividends	7,915,487	59,505,500	10,684,729	89,047,457
Shares Redeemed	(80,208,217)	(605,077,439)	(174,819,359)	(1,417,966,008)
Net Increase (Decrease)	3,907,688	29,989,134	(70,212,180)	(542,287,431)
Class R3
Shares Sold	90,249	$ 681,298	170,394	$ 1,392,236
Shares Issued for Reinvested Dividends	22,157	165,950	18,994	155,130
Shares Redeemed	(131,653)	(988,070)	(82,123)	(681,150)
Net Increase (Decrease)	(19,247)	(140,822)	107,265	866,216
266

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	147,440	$ 1,108,650	86,107	$ 712,290
Shares Issued for Reinvested Dividends	63,254	474,995	71,242	588,214
Shares Redeemed	(609,470)	(4,554,607)	(412,026)	(3,311,990)
Net Increase (Decrease)	(398,776)	(2,970,962)	(254,677)	(2,011,486)
Class R5
Shares Sold	946,543	$ 7,116,964	1,702,526	$ 13,962,718
Shares Issued for Reinvested Dividends	241,140	1,804,585	285,468	2,348,427
Shares Redeemed	(977,867)	(7,345,654)	(2,939,341)	(23,074,085)
Net Increase (Decrease)	209,816	1,575,895	(951,347)	(6,762,940)
Class R6
Shares Sold	9,591,278	$ 72,256,122	20,906,650	$ 174,399,792
Shares Issued for Reinvested Dividends	1,963,219	14,690,924	1,459,105	11,776,592
Shares Redeemed	(7,157,051)	(53,783,860)	(8,144,147)	(65,750,919)
Net Increase (Decrease)	4,397,446	33,163,186	14,221,608	120,425,465
Class Y
Shares Sold	4,392,442	$ 33,018,080	5,806,730	$ 48,425,055
Shares Issued for Reinvested Dividends	555,414	4,147,491	1,022,928	8,528,833
Shares Redeemed	(5,295,696)	(39,933,157)	(18,372,291)	(145,791,147)
Net Increase (Decrease)	(347,840)	(2,767,586)	(11,542,633)	(88,837,259)
Class F
Shares Sold	8,493,800	$ 63,450,329	13,700,877	$ 115,602,637
Shares Issued for Reinvested Dividends	1,676,235	12,593,000	1,962,874	16,226,444
Shares Redeemed	(11,474,674)	(86,866,407)	(24,606,340)	(202,905,859)
Net Increase (Decrease)	(1,304,639)	(10,823,078)	(8,942,589)	(71,076,778)
Total Net Increase (Decrease)	4,470,377	$ 33,447,698	(88,162,350)	$ (675,228,030)
Sustainable Municipal Bond Fund
Class A
Shares Sold	600,074	$ 5,837,443	817,151	$ 8,489,393
Shares Issued for Reinvested Dividends	68,277	663,131	82,005	847,131
Shares Redeemed	(1,275,785)	(12,428,832)	(1,681,581)	(16,875,971)
Net Increase (Decrease)	(607,434)	(5,928,258)	(782,425)	(7,539,447)
Class C
Shares Sold	11,292	$ 110,656	21,284	$ 231,764
Shares Issued for Reinvested Dividends	4,521	43,892	5,232	54,498
Shares Redeemed	(81,574)	(794,766)	(164,598)	(1,682,683)
Net Increase (Decrease)	(65,761)	(640,218)	(138,082)	(1,396,421)
Class I
Shares Sold	3,339,746	$ 32,324,453	5,677,653	$ 56,899,167
Shares Issued for Reinvested Dividends	124,608	1,206,121	132,617	1,348,739
Shares Redeemed	(3,603,920)	(34,658,249)	(5,727,248)	(57,194,740)
Net Increase (Decrease)	(139,566)	(1,127,675)	83,022	1,053,166
Class F
Shares Sold	704,131	$ 6,852,485	1,349,164	$ 13,828,745
Shares Issued for Reinvested Dividends	48,956	474,253	61,994	637,277
Shares Redeemed	(1,340,076)	(12,930,648)	(1,856,009)	(18,624,641)
Net Increase (Decrease)	(586,989)	(5,603,910)	(444,851)	(4,158,619)
Total Net Increase (Decrease)	(1,399,750)	$ (13,300,061)	(1,282,336)	$ (12,041,321)
Total Return Bond Fund
Class A
Shares Sold	17,880,255	$ 160,806,778	12,325,931	$ 121,194,828
Shares Issued for Reinvested Dividends	3,868,335	34,600,881	4,709,915	47,451,571
Shares Redeemed	(19,182,493)	(171,733,080)	(22,675,408)	(220,798,376)
Net Increase (Decrease)	2,566,097	23,674,579	(5,639,562)	(52,151,977)
267

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares Sold	97,458	$ 881,260	65,771	$ 648,379
Shares Issued for Reinvested Dividends	18,586	168,414	38,840	401,487
Shares Redeemed	(434,880)	(3,954,734)	(565,059)	(5,576,691)
Net Increase (Decrease)	(318,836)	(2,905,060)	(460,448)	(4,526,825)
Class I
Shares Sold	56,200,295	$ 504,859,683	34,230,730	$ 333,586,943
Shares Issued for Reinvested Dividends	1,838,099	16,316,761	1,292,863	12,770,039
Shares Redeemed	(27,592,026)	(244,430,017)	(28,640,479)	(276,872,267)
Net Increase (Decrease)	30,446,368	276,746,427	6,883,114	69,484,715
Class R3
Shares Sold	73,573	$ 679,238	37,031	$ 380,501
Shares Issued for Reinvested Dividends	11,773	108,211	15,073	156,649
Shares Redeemed	(50,141)	(469,477)	(85,168)	(850,447)
Net Increase (Decrease)	35,205	317,972	(33,064)	(313,297)
Class R4
Shares Sold	236,687	$ 2,148,793	433,892	$ 4,457,432
Shares Issued for Reinvested Dividends	42,031	383,346	55,851	570,479
Shares Redeemed	(396,616)	(3,632,986)	(506,074)	(4,941,731)
Net Increase (Decrease)	(117,898)	(1,100,847)	(16,331)	86,180
Class R5
Shares Sold	43,960	$ 402,219	67,296	$ 698,393
Shares Issued for Reinvested Dividends	6,673	60,393	9,423	96,664
Shares Redeemed	(64,860)	(585,820)	(109,237)	(1,110,650)
Net Increase (Decrease)	(14,227)	(123,208)	(32,518)	(315,593)
Class R6
Shares Sold	13,158,490	$ 117,813,063	7,848,104	$ 78,340,086
Shares Issued for Reinvested Dividends	991,840	8,879,227	925,086	9,319,271
Shares Redeemed	(7,007,862)	(62,384,577)	(6,100,636)	(59,557,045)
Net Increase (Decrease)	7,142,468	64,307,713	2,672,554	28,102,312
Class Y
Shares Sold	6,392,383	$ 57,584,487	13,517,406	$ 137,576,954
Shares Issued for Reinvested Dividends	851,576	7,707,610	1,821,908	18,309,329
Shares Redeemed	(41,058,520)	(372,966,264)	(8,100,519)	(82,316,716)
Net Increase (Decrease)	(33,814,561)	(307,674,167)	7,238,795	73,569,567
Class F
Shares Sold	45,251,828	$ 400,482,089	31,719,030	$ 306,498,968
Shares Issued for Reinvested Dividends	4,141,032	36,558,206	5,007,950	49,918,523
Shares Redeemed	(34,515,349)	(305,764,196)	(34,311,266)	(328,047,581)
Net Increase (Decrease)	14,877,511	131,276,099	2,415,714	28,369,910
Total Net Increase (Decrease)	20,802,127	$ 184,519,508	13,028,254	$ 142,304,992
World Bond Fund
Class A
Shares Sold	4,413,573	$ 43,727,026	4,739,301	$ 47,432,202
Shares Issued for Reinvested Dividends	544,216	5,332,647	377,246	3,888,124
Shares Redeemed	(8,220,461)	(81,017,957)	(9,588,167)	(96,307,560)
Net Increase (Decrease)	(3,262,672)	(31,958,284)	(4,471,620)	(44,987,234)
Class C
Shares Sold	268,149	$ 2,556,300	210,902	$ 2,043,617
Shares Issued for Reinvested Dividends	25,969	246,865	28,922	291,691
Shares Redeemed	(879,802)	(8,414,576)	(1,737,861)	(16,951,642)
Net Increase (Decrease)	(585,684)	(5,611,411)	(1,498,037)	(14,616,334)
Class I
Shares Sold	50,670,408	$ 507,016,075	59,275,529	$ 599,243,794
Shares Issued for Reinvested Dividends	2,419,119	23,943,511	1,889,791	19,635,504
Shares Redeemed	(57,518,048)	(572,878,431)	(105,986,945)	(1,076,528,805)
Net Increase (Decrease)	(4,428,521)	(41,918,845)	(44,821,625)	(457,649,507)
268

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year or Period Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	30,235	$ 297,242	60,506	$ 599,335
Shares Issued for Reinvested Dividends	1,983	19,206	1,014	10,381
Shares Redeemed	(26,903)	(263,884)	(47,550)	(463,759)
Net Increase (Decrease)	5,315	52,564	13,970	145,957
Class R4
Shares Sold	107,277	$ 1,071,113	35,857	$ 364,012
Shares Issued for Reinvested Dividends	2,966	29,238	2,077	21,450
Shares Redeemed	(130,521)	(1,292,089)	(252,281)	(2,601,050)
Net Increase (Decrease)	(20,278)	(191,738)	(214,347)	(2,215,588)
Class R5
Shares Sold	208,390	$ 2,084,094	161,584	$ 1,640,997
Shares Issued for Reinvested Dividends	17,785	176,020	10,443	108,446
Shares Redeemed	(169,713)	(1,683,400)	(216,945)	(2,180,245)
Net Increase (Decrease)	56,462	576,714	(44,918)	(430,802)
Class R6
Shares Sold	5,333,196	$ 53,703,585	2,861,044	$ 29,005,616
Shares Issued for Reinvested Dividends	297,033	2,952,974	153,624	1,601,231
Shares Redeemed	(3,127,890)	(31,325,346)	(3,360,819)	(34,364,396)
Net Increase (Decrease)	2,502,339	25,331,213	(346,151)	(3,757,549)
Class Y
Shares Sold	1,856,693	$ 18,599,825	7,649,855	$ 78,007,257
Shares Issued for Reinvested Dividends	232,072	2,304,841	328,694	3,423,770
Shares Redeemed	(12,662,246)	(126,757,617)	(15,008,901)	(152,700,354)
Net Increase (Decrease)	(10,573,481)	(105,852,951)	(7,030,352)	(71,269,327)
Class F
Shares Sold	86,800,171	$ 861,429,157	26,336,426	$ 267,378,768
Shares Issued for Reinvested Dividends	3,974,937	39,412,751	1,902,231	19,776,813
Shares Redeemed	(35,984,003)	(360,145,558)	(48,182,643)	(487,189,416)
Net Increase (Decrease)	54,791,105	540,696,350	(19,943,986)	(200,033,835)
Total Net Increase (Decrease)	38,484,585	$ 381,123,612	(78,357,066)	$ (794,814,219)

(1)	Dynamic Bond Fund commenced operations on June 7, 2022.
12.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 2, 2023. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2022 through March 2, 2023, each Fund, except Dynamic Bond Fund, (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2023, none of the Funds had borrowings under these facilities.
13.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
269

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

14.	Recent Accounting Pronouncement:
In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU"), ASU 2020-04, which provides guidance to account for certain contract modifications prospectively to ease the potential burden in accounting associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. The ASU is effective upon release of the update on March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR had announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. LIBOR publication ceased as of June 30, 2023. In December 2022, the FASB issued ASU 2022-06, which extends the sunset date established by ASU 2020-04 from December 31, 2022 to December 31, 2024 in order to capture the time period in which the aforementioned contract modifications may occur. Management is continuing to evaluate the potential effect a discontinuation of LIBOR could have on the Funds' investments and has determined that it is unlikely the ASU's adoption will have a material impact on the Funds' financial statements.
15.	Regulatory Update:
The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating the impact of these rule and form amendment changes.
16.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
Effective November 1, 2023, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class A of the Short Duration Fund to 0.09% until February 28, 2025, unless the Board of Directors approves its earlier termination.
Effective November 1, 2023 through March 1, 2024, with respect to the Floating Rate High Income Fund, HFMC has agreed to waive a portion of its contractual management fee equal to 0.01% as an annual percentage rate of the Floating Rate High Income Fund's average daily net assets.
Effective on or about March 1, 2024, the Floating Rate High Income Fund’s name (the name will change to Hartford Low Duration High Income Fund), investment objective, principal investment strategy, portfolio management team, and benchmark will change. Please see the Floating Rate High Income Fund’s prospectus supplement for additional information.
Effective on March 1, 2024, the management fee of HFMC set forth in the investment management agreement with respect to the Floating Rate High Income Fund will be as follows: 0.6000% of the first $1 billion; 0.5500% of the next $4 billion; and 0.5300% in excess of $5 billion annually of the Floating Rate High Income Fund’s average daily net assets. In addition, effective March 1, 2024, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for the Floating Rate High Income Fund to the extent necessary to limit total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class C), 0.75% (Class I), 1.32% (Class R3), 1.02% (Class R4), 0.72% (Class R5), 0.72% (Class Y), and 0.65% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors approves its earlier termination.
270

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of Hartford Dynamic Bond Fund, The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, Hartford Sustainable Municipal Bond Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (thirteen of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2023, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name
Hartford Dynamic Bond Fund(1)
The Hartford Emerging Markets Local Debt Fund(3)
The Hartford Floating Rate Fund(3)
The Hartford Floating Rate High Income Fund(3)
The Hartford High Yield Fund(2)
The Hartford Inflation Plus Fund(3)
The Hartford Municipal Opportunities Fund(3)
Hartford Municipal Short Duration Fund(3)
The Hartford Short Duration Fund(3)
The Hartford Strategic Income Fund(3)
Hartford Sustainable Municipal Bond Fund(3)
The Hartford Total Return Bond Fund(3)
The Hartford World Bond Fund(3)

(1)	Statement of operations for the year ended October 31, 2023, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2023, and for the period June 7, 2022 (commencement of operations) through October 31, 2022.
(2)	Statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023 and financial highlights for each of the four years or periods in the period ended October 31, 2023.
(3)	Statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, and financial highlights for each of the four years in the period ended October 31, 2023.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by
271

Report of Independent Registered Public Accounting Firm
management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
272

Hartford Fixed Income Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held June 13-14, 2023, HFMC provided an annual written report to the Board covering the period from June 30, 2022 through April 30, 2023 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund. During the Reporting Period, each Fund paid redemptions and settled security transactions in cash and on time without requiring any borrowing under the line of credit or the interfund lending program. In addition, there were no reportable breaches of the liquidity risk management parameters.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
273

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2023. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
274

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTOR
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company and resumed her position as Treasurer from January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
275

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of the Company. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until the Director's retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director's resignation, removal, or death prior to the Director's retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
276

Hartford Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
277

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
Hartford Dynamic Bond Fund
The Hartford Emerging Markets Local Debt Fund
The Hartford Floating Rate Fund
The Hartford Floating Rate High Income Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Municipal Opportunities Fund
Hartford Municipal Short Duration Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
Hartford Sustainable Municipal Bond Fund
The Hartford Total Return Bond Fund
The Hartford World Bond Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on September 6-7, 2023, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of Hartford Dynamic Bond Fund, The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, Hartford Sustainable Municipal Bond Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of its series (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the September 6-7, 2023 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 13-14, 2023 and September 6-7, 2023. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 13-14, 2023 and September 6-7, 2023 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 10-11, 2023 concerning Fund-by-Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of an appropriate group of investment companies selected by Broadridge. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
278

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 6, 2023 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 6, 2023 and June 13-14, 2023 meetings, the Independent Directors presented HFMC and its affiliates with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the September 6-7, 2023 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds,semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and re-assess, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
279

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance (ESG) investing, to the extent applicable. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds and HFMC’s oversight of these practices.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of investment managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board
280

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.
The Board considered that the Consultant had previously reviewed the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant previously reported that such process is reasonable, sound and consistent with common industry practice. The Board noted that HFMC’s process for calculating and reporting Fund profitability is consistent with the process previously reviewed by the Consultant.
Based on these considerations, the Board concluded that the profits realized by HFMC and its affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s fees and expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by HFMC to other Hartford funds that are exchange-traded funds (“ETFs”) with investment strategies similar to those of The Hartford Municipal Opportunities Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The Board reviewed information about structural, operational and other differences between the ETFs and the Funds, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception, and making additional investments intended to enhance services available to shareholders are other
281

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of The Hartford Emerging Markets Local Debt Fund, Hartford Municipal Short Duration Fund and Hartford Sustainable Municipal Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund’s performance, the Board considered the Fund’s performance relative to similarly managed funds and the Fund’s performance relative to its benchmark. In particular, the Board considered the Fund’s performance of its Class A shares (net of all fees and expenses), as of March 31, 2023, and compared that performance to the Fund’s peer universe, which includes all funds within the same classification or category, as determined by Broadridge. The Board considered the Fund’s performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund’s performance relative to its benchmark, the Board considered the Fund’s performance of its Class I shares (net of all fees and expenses) as of March 31, 2023. The Board considered Fund performance to be “in line with” a Fund’s benchmark where it was 50 basis points above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund’s contractual management fee, actual management fee, and total operating expenses of its Class A shares, as compared to the Fund’s expense peer group, which includes a group of similarly sized funds selected by Broadridge.
Hartford Dynamic Bond Fund
•	The Board noted that because the Fund recently commenced operations, the Fund did not have meaningful performance history.
282

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses were in the 3rd quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Emerging Markets Local Debt Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses were in the 4th quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Floating Rate Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses were in the 3rd quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Floating Rate High Income Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 5th quintile of its expense group. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford High Yield Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses were in the 3rd quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Inflation Plus Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses were in the 4th quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund, and HASCO had contractually agreed to limit its transfer agency fee for Class A shares of the Fund.
283

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford Municipal Opportunities Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses were in the 2nd quintile.
Hartford Municipal Short Duration Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses were in the 4th quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Short Duration Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period, and in line with its benchmark for the 5-year period. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses were in the 5th quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for certain share classes of the Fund, and HASCO had contractually agreed to limit its transfer agency fee for Class A shares of the Fund.
The Hartford Strategic Income Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 3rd quintile.
Hartford Sustainable Municipal Bond Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Total Return Bond Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period.
284

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee and total expenses were in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for certain share classes of the Fund.
The Hartford World Bond Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses were in the 5th quintile of its expense group.
  *  *  *   *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
285

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information.
We will share Personal Information, only as allowed by law, with affiliates such as:
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b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
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b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
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b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
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as required by law.
We only disclose Personal Health Information with:
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b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
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b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
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Some techniques we use to protect Personal Information include:
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e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
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c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2023), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2023

[This page is intentionally left blank]

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-FI23    12/23     Printed in the U.S.A.

Hartford Multi-Strategy Funds
Annual Report
October 31, 2023

■ The Hartford Balanced Income Fund
■ Hartford AARP Balanced Retirement Fund
■ The Hartford Checks and Balances Fund
■ The Hartford Conservative Allocation Fund
■ The Hartford Growth Allocation Fund
■ Hartford Moderate Allocation Fund
■ Hartford Multi-Asset Income Fund
■ Hartford Real Asset Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2022 through October 31, 2023.
Market Review
During the 12 months ended October 31, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 10.14%. While the results were positive for the period, it was nonetheless a turbulent ride for investors as brief surges of optimism were repeatedly challenged by episodes of extreme volatility and uncertainty over the direction of inflation, interest rates, economic growth, and Federal Reserve (Fed) policy—as well as a brief but troubling banking crisis and a late-period rise in U.S. Treasury yields.
At the start of the period, most major equity indices were rising in response to a succession of Consumer Price Index (CPI)2 reports showing that inflation, after peaking at 9.1% in June 2022, had tapered off to well below 6% by March 2023. The improved inflation outlook prompted the Federal Open Market Committee (FOMC) to reduce the size of its rate hikes from three-quarters of a percent to a half-percent increase in December 2022, followed by two consecutive quarter-percent hikes.
Nonetheless, most of Fed Chair Jerome Powell’s public statements provided a consistent message that interest rates would still need to stay “higher for longer” until inflation had been sufficiently vanquished—which for the Fed meant a target inflation rate of 2%. Investor sentiment remained volatile as equities soared in January 2023 but pulled back in February 2023.
A sudden March 2023 banking crisis involving the liquidation of Silicon Valley Bank and Signature Bank also shook market sentiment briefly. Sensing fragility in the financial sector, the Fed used its June 2023 meeting to pause its rate hikes for a month. Fortuitously, the CPI report issued during the same month showed annual inflation had dropped to 3%. At the period’s end, the rate had risen to 3.7%.
In May 2023, an unexpectedly positive forward-guidance report from chipmaker NVIDIA helped kick off a surprise stock rally, lifting the value of growth-oriented equities, particularly those linked to artificial-intelligence technology. The rally continued through July 2023 before finally cooling off amidst a sudden surge in U.S. Treasury yields. As of the end of the period, the yield on the bellwether 10-Year Treasury note had climbed to 4.88% amid signals from the Fed that resilience in the economy would likely force the Fed to delay interest rate cuts to 2024. Earlier predictions of imminent recession became more muted.
As 2024 approaches, the continuation of strong consumer demand and relatively low unemployment seems likely to create even greater uncertainty surrounding the Fed’s timetable for keeping interest rates elevated. With volatility likely to persist, even into the new year, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. Indices are unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Multi-Strategy Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Balanced Income Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/31/2006 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	0.94%	4.05%	4.80%
Class A2	-4.61%	2.88%	4.20%
Class C1	0.23%	3.28%	4.02%
Class C3	-0.71%	3.28%	4.02%
Class I1	1.18%	4.30%	5.06%
Class R3[1]	0.55%	3.66%	4.44%
Class R4[1]	0.85%	3.97%	4.75%
Class R5[1]	1.16%	4.28%	5.04%
Class R6[1]	1.25%	4.38%	5.14%
Class Y1	1.21%	4.29%	5.09%
Class F1	1.27%	4.38%	5.12%
45% Russell 1000 Value Index/ 44% Bloomberg Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index[4]	2.07%	3.64%	4.66%
Russell 1000 Value Index	0.13%	6.60%	7.60%
Bloomberg Corporate Index	2.77%	0.85%	1.89%
JP Morgan Emerging Markets Bond Index Plus	6.37%	-2.87%	0.14%
Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index	6.23%	3.04%	3.86%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

2

The Hartford Balanced Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.86%	0.86%
Class C	1.62%	1.62%
Class I	0.62%	0.62%
Class R3	1.24%	1.24%
Class R4	0.94%	0.94%
Class R5	0.65%	0.65%
Class R6	0.54%	0.54%
Class Y	0.65%	0.65%
Class F	0.54%	0.54%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Scott I. St. John, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Matthew C. Hand, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Balanced Income Fund returned 0.94%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s custom benchmark (45% Russell 1000 Value Index/44% Bloomberg Corporate Index/5.5% JP Morgan Emerging Markets Bond Index Plus/5.5% Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index) which returned 2.07% for the same period. For the period, the Russell 1000 Value Index returned 0.13%, the Bloomberg Corporate Index returned 2.77%, the JP Morgan Emerging Markets Bond Index Plus returned 6.37%, and the Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index returned 6.23%. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 3.81% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters.
U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors dealt to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing”.
U.S. fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023 amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and Agency Mortgage-Backed Securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally

3

The Hartford Balanced Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

outperformed the index, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Fed and other major central banks across Europe, while Asian central banks pursued more dovish approaches.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation’s sales of mortgage-backed securities. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points (bps) and high-yield corporate spreads tightened by 27 bps, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
Global economic data remained resilient over the period, though it diverged across regions. The United Kingdom dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spending remained elevated. Weaker demand weighed down global manufacturing activity, particularly in the Eurozone, Japan, and China. The People’s Bank of China reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
At the overall Fund level, performance within the equity portion of the Fund was the primary detractor to performance relative to the custom benchmark. The Fund’s security selection in core bond contributed positively to performance relative to the custom benchmark, while the Fund’s fixed-income portion security selection contributed positively to performance relative to the custom benchmark.
Within the equity portion of the Fund, sector allocation, a result of the bottom-up stock selection process, was the primary driver of underperformance versus the Russell 1000 Value Index during the period.  Sector allocation effect was mostly driven by an underweight to the Communication Services sector and overweights to the Real Estate and Utilities sectors. This was partially offset by overweights to the Information Technology and Energy sectors as well as an underweight to the Financials sector. Security selection contributed positively to relative performance. Strong selection in the Materials,
Real Estate, and Consumer Discretionary sectors was partially offset by weaker selection in the Consumer Staples, Industrials, and Healthcare sectors.
Top detractors from performance relative to the Russell 1000 Value Index during the period included not holding Meta Platforms (Communication Services), a position in Pfizer (Healthcare), and not holding Berkshire Hathaway (Financials). Not owning Meta Platforms detracted from relative performance as shares rose after the company reported better-than-forecast revenue for the fourth quarter of 2022 and boosted its stock buyback authorization by $40 billion. Management of Meta Platforms also said that it anticipated lowered total expenses in 2023 driven in part by staff reduction. The company later reported upbeat quarterly results and raised guidance driven by an improving digital advertising environment.  Shares of pharmaceutical and biotechnology company, Pfizer, declined during the period as the company faced questions on the sustainability of its revenue from its COVID portfolio as the pandemic eased. As of the end of the period, the Fund continued to own Pfizer. Not owning Berkshire Hathaway detracted from relative performance as shares rose on solid quarterly results. Most recently, the company posted its highest ever quarterly operating profit as rising interest rates, and better results at the Geico car insurer, allowed Berkshire Hathaway's insurance businesses to generate more money in the second quarter, with profit up 38%.
Top contributors to returns relative to the Russell 1000 Value Index included the Fund's out-of-benchmark positions in Broadcom (Information Technology), Ares Management (Financials), and Rio Tinto (Materials). Shares of Broadcom climbed higher in May alongside the semiconductor sector after NVIDIA announced second quarter revenue guidance more than 50% above estimates. Broadcom also reported better-than-expected earnings for the fiscal second quarter, which management attributed to demand for next generation technologies from hyperscale. Shares of Ares Management, the alternative investment manager, rose during the period on the back of fundraising momentum and new client commitments. Shares of Metals and Mining company, Rio Tinto, rose during the period as China's COVID policies relaxed and mounting worries about supply helped fuel a sharp rally in Metals and Mining stocks. As of the end of the period, the Fund continued to own all three positions as discussed above.
The fixed-income portion of the Fund outperformed the fixed-income portion of the Fund’s custom benchmark for the period due primarily to security selection within investment grade credit. Security selection within emerging markets (EM) debt also contributed positively to relative results. An overweight to high yield credit also helped results. This positive impact was partially offset by a negative impact from duration/yield curve positioning.
Over the period, the Fund made use of derivatives in pursuit of both risk management and total returns. Derivatives usage included currency forwards, futures, swaps, and credit default swap index exposure. Over the period, the impact of derivatives on performance relative to the custom benchmark was negative overall.
4

The Hartford Balanced Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

What is the outlook as of the end of the period?
As of the end of the period, we believe the Fund’s investment universe remains rich with new opportunities. With respect to the equity portion of the Fund, we continue to focus on seeking to find high-quality businesses with strong balance sheets and sustainable dividends. We continue to evaluate downside stress test scenarios in the equity portion of the Fund.
On the equity side, the Utilities and Consumer Staples sectors represented the Fund’s largest sector overweights relative to the equity portion of the Fund’s benchmark at the end of the period, while the Communication Services and Financials sectors were the largest underweight allocations.
Within the fixed income portion of the Fund, the Fund remained underweight investment grade credit and EM debt, while holding an overweight allocation to high yield credit. As of the end of the period, spreads have dislocated along the yield curve, with intermediate credit appearing most attractive in our view, but we are not yet positioning the Fund with an overweight credit risk posture given some of the risks/uncertainties.
We will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund was positioned in line with its custom benchmark from an equity/fixed income weighting perspective.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Restricted securities may be more difficult to sell and price than other securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Equity Securities
Common Stocks	43.0%
Preferred Stocks	0.2
Total	43.2%
Fixed Income Securities
Convertible Bonds	0.1%
Corporate Bonds	48.9
Foreign Government Obligations	3.4
Municipal Bonds	0.4
Senior Floating Rate Interests	0.1
U.S. Government Securities	1.9
Total	54.8%
Short-Term Investments	0.9
Other Assets & Liabilities	1.1
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
5

Hartford AARP Balanced Retirement Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 04/30/2014 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return while seeking to mitigate downside risk.
Comparison of Change in Value of $10,000 Investment (04/30/2014 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	Since Inception[1]
Class A2	-0.36%	1.89%	2.20%
Class A3	-4.85%	0.96%	1.71%
Class C2	-1.09%	1.13%	1.46%
Class C4	-2.03%	1.13%	1.46%
Class I2	-0.02%	2.18%	2.45%
Class R3[2]	-0.61%	1.73%	2.01%
Class R4[2]	-0.28%	2.01%	2.26%
Class R5[2]	-0.02%	2.23%	2.44%
Class R6[2]	0.10%	2.33%	2.55%
Class Y2	-0.02%	2.24%	2.50%
Class F2	0.22%	2.37%	2.56%
70% Bloomberg US Aggregate Bond Index/ 30% MSCI ACWI Index (Net)[5]	3.41%	2.43%	2.68%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.75%
MSCI ACWI Index (Net)	10.50%	7.47%	6.60%

[1]	Inception: 04/30/2014
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
[5]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 07/10/2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Classes A, C, I, R3, and R4 of the Fund are closed to new investors, subject to certain exceptions set forth in the Fund's prospectus.

6

Hartford AARP Balanced Retirement Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.05%	0.96%
Class C	1.81%	1.71%
Class I	0.76%	0.66%
Class R3	1.38%	1.18%
Class R4	1.08%	0.88%
Class R5	0.78%	0.55%
Class R6	0.66%	0.45%
Class Y	0.75%	0.55%
Class F	0.66%	0.45%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Manager
Lutz-Peter Wilke, CFA
Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford AARP Balanced Retirement Fund returned -0.36%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s custom benchmark (70% Bloomberg US Aggregate Bond Index, 30% MSCI ACWI Index (Net)) which returned 3.41% for the same period. Individually, the Bloomberg US Aggregate Bond Index and the MSCI ACWI Index (Net) returned 0.36% and 10.50%, respectively, for the twelve-month period ended October 31, 2023. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 2.50% average return of the Lipper Mixed-Asset Target Allocation Conservative Funds peer group, a group of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2023, international equities rose, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate increases. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Central banks coordinated efforts to boost liquidity in the financial system after the collapse of two United States (U.S.) regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry.
Decisive action by regulators eased liquidity fears, but the tumult increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges from geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices continued to maintain pressure on central banks to keep interest rates higher for longer. In the third quarter of 2023, market sentiment was dented by concerns about the health of China's economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. Central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions.
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023, amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and Agency Mortgage-Backed Securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed the index, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.

7

Hartford AARP Balanced Retirement Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points and high-yield corporate spreads tightened by 27 basis points, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
We believe it is important to note that the Fund is designed for investors at or near retirement with both total return and risk reduction goals and may behave differently from its peer group and benchmark.
At the overall Fund level, underperformance relative to the custom benchmark during the period was driven by equities, while fixed income contributed positively to performance. Specifically, the Fund’s allocation decisions within equities were the primary driver of relative underperformance. Security selection within equities also contributed negatively to overall performance for the period.  The Fund was overweight equities and underweight fixed income relative to the custom benchmark, which contributed positively to performance.
Within the equity and fixed-income portions of the Fund, we allocated a portion of the Fund’s assets to various specialized investment teams at Wellington Management Company LLP (“Wellington Management”) that invested the allocated assets in accordance with the Fund’s investment strategy. During the period, the Fund also invested in other investment companies sponsored by Hartford Funds Management Company, LLC, including investment companies for which Wellington Management serves as sub-adviser.
Within the equity portion of the Fund, the Fund’s allocation decisions and security selection within the asset class were negative for the period, while an overweight to the asset class contributed positively to performance relative to the custom benchmark. In aggregate, precious metals equities and global dividend growth equities were negative contributors to performance relative to the MSCI ACWI Index (Net), primarily due to the allocation impact. Allocations to agriculture equities, Real Estate equities, low volatility equities within U.S. and Developed ex. U.S. markets also contributed negatively to performance relative to the MSCI ACWI Index (Net). Conversely, allocations to industrial metals equities, emerging markets low volatility equities, and Energy equities were the key contributors to performance over the period.
Within the fixed-income portion of the Fund, the Fund’s underweight to the asset class and allocation decisions within the asset class contributed positively to performance relative to the custom benchmark during the period, and security selection also contributed positively to performance relative to the Bloomberg US Aggregate Bond Index. Notably, the custom core bond plus strategy (a diversified fixed income strategy that primarily invests in investment-grade fixed income securities and invests across a mix of sectors including structured credit and high yield) drove outperformance relative to the Bloomberg US Aggregate Bond Index, due to both the allocation impact and security selection within the strategy. The allocation to The Hartford World Bond Fund was another contributor to performance in the aggregate during the period, as security selection and allocation decisions contributed positively to performance. Duration management detracted from performance over the period.
During the period, the Fund used derivatives for risk management, duration management, and currency hedging. Over the period, the Fund’s use of derivatives saw negative impact to performance overall for the period, primarily stemming from the Fund’s currency hedging, while the duration overlay also detracted from performance. As of the end of the period, the Fund maintained an equity put option allocation to seek to mitigate drawdown risk from large equity market declines; it contributed negatively to performance during this period as equity markets generated positive returns during the period.
What is the outlook as of the end of the period?
In our view, the global economy is losing momentum as we move closer to 2024. After stronger-than-expected economic growth in the U.S. and China during the quarter ended September 30, 2023, we believe more recent economic data points towards a deceleration in growth.
In the U.S., the lagged impact from monetary tightening is beginning to work itself through the weakest parts of the economy in our view. For example, low-income households and commercial Real Estate as well as highly leveraged corporates are showing signs of economic weakness. While the broader economic trends appear stable, we believe the outlook for consumer spending in particular remains critical. With pent-up savings likely to be exhausted, it may not come as a surprise if consumers were to become more cautious, and this may act as a major drag on economic activity. In our view, the gradual weakening of consumer spending, coupled with increasing unemployment rates, are expected to be a driving force behind continued disinflation across the services sectors. However, we believe overall core inflation is unlikely to fall back towards the 2% target in the near term.
The outlook for economic growth across Europe appears more muted in our view. The severe correction in the manufacturing industries that unfolded earlier this year are beginning to improve. In addition, the overall increase in the unemployment rate throughout this year turned out to be smaller than feared given the significant weakness in industrial production. Similarly, growth momentum in Asia remains
8

Hartford AARP Balanced Retirement Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

mixed. The recent increase in commodity prices has led to several emerging economies’ central bank rate increases, further dampening hopes of a growth reacceleration. Japan remains a notable exception in the sense that growth has held up reasonably well despite pressure on real disposable incomes resulting from higher levels of inflation. The Japanese government also announced a larger than expected increase in fiscal spending in the form of tax cuts for consumers. We believe the recent increase in geopolitical risk is likely to limit downside in energy markets, despite many demand/supply fundamentals deteriorating into year-end.
As of the end of the period, the Fund’s equity allocation is leaning more into global equities over U.S. equities. We are favoring global dividend growth equities within the portfolio as of the end of the period. Relative to the prior period, the Fund has lower equity exposure, while the Fund’s allocation to natural resource equities increased slightly. During the period, the Fund increased its fixed income exposure.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments, including foreign government debt, may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Restricted securities may be more difficult to sell and price than other securities. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Investments in securities of other investment companies includes the risks that apply to such other investment companies’ strategies and holdings. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk.
Composition by Investment Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Equity Related Investments
Equity exchange-traded funds	2.9%
Common Stocks	40.3
Total	43.2%
Fixed Income Related Investments
Fixed Income mutual funds	10.0%
Asset & Commercial Mortgage-Backed Securities	15.5
Corporate Bonds	18.0
Municipal Bonds	0.7
U.S. Government Agencies(2)	8.4
U.S. Government Securities	2.8
Total	55.4%
Short-Term Investments	0.4
Purchased Options	0.1
Other Assets & Liabilities	0.9
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
9

The Hartford Checks and Balances Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/31/2007 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	2.95%	5.93%	6.26%
Class A2	-2.71%	4.74%	5.67%
Class C1	2.14%	5.13%	5.46%
Class C3	1.20%	5.13%	5.46%
Class I1	3.19%	6.21%	6.53%
Class R3[1]	2.46%	5.53%	5.88%
Class R4[1]	2.79%	5.86%	6.20%
Class R5[1]	3.12%	6.11%	6.48%
Class F1	3.41%	6.31%	6.60%
33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg US Aggregate Bond Index[4]	6.34%	7.32%	7.68%
Russell 3000 Index	8.38%	10.23%	10.52%
S&P 500 Index	10.14%	11.01%	11.18%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.91%	0.91%
Class C	1.68%	1.68%
Class I	0.67%	0.67%
Class R3	1.28%	1.28%
Class R4	0.97%	0.97%
Class R5	0.69%	0.69%
Class F	0.57%	0.57%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

10

The Hartford Checks and Balances Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of the Investment Manager
Allison Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager
James S. Glendon, CFA
Portfolio Manager at Hartford Funds

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Checks and Balances Fund returned 2.95%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s custom benchmark (which is comprised of 33.4% Russell 3000 Index, 33.3% S&P 500 Index, 33.3% Bloomberg US Aggregate Bond Index), which returned 6.34% for the same period. Individually, the Russell 3000 Index, the Bloomberg US Aggregate Bond Index, and the S&P 500 Index returned 8.38%, 0.36%, and 10.14%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the 5.33% average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose 10.14% over the trailing twelve-month period ended October 31, 2023. Though after a solid start to the period, U.S. stocks suffered declines in August, September and October 2023, giving back nearly half of their gains. Domestic equities, more specifically US growth equities, led performance for the period. Within fixed income, lower credit quality and shorter duration outperformed other fixed income sectors.
The Federal Open Market Committee raised the federal funds rate six times during the period, bringing the target range to 5.25%-5.50%. However, most sectors within fixed income, including high yield and emerging-markets debt, had positive returns. The Bloomberg US Aggregate Bond Index returned 0.36% for the period, which was lower than U.S. equity returns for the same period, as the Russell 3000 Index returned 8.38%. For the twelve-month period ended October 31, 2023, international equities also rose 12.07%, as measured by the MSCI ACWI ex USA Index (Net).
During the period, the return of The Hartford Dividend and Growth Fund (“Dividend and Growth Fund”) detracted most from the Fund's performance relative to the Fund's custom benchmark. The Fund’s performance relative to the custom benchmark benefited most from the performance of the Hartford Total Return Bond ETF (the “ETF”).
The ETF’s allocations to securitized sectors including non-agency residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities were the primary drivers of outperformance relative to the Bloomberg US Aggregate Bond Index. Positioning within agency mortgage-backed securities pass-throughs also had a positive impact despite elevated interest rate volatility. An out-of-benchmark allocation to high yield contributed positively to relative performance. The ETF’s select positioning in emerging markets had a negative impact on relative performance as the sector remained under pressure from interest-rate increases, rising inflation, and geopolitical conflicts. The ETF’s overall underweight in investment grade corporates detracted from results, particularly in the Industrials sector; however, this negative performance was more than offset by a positive impact from security selection. The ETF’s allocation to Treasury Inflation Protected Securities also had a positive impact on relative results as breakeven inflation rates rose.
Security selection was the main driver of the Dividend and Growth Fund’s underperformance relative to the S&P 500 Index over the period. Selection was weakest within the Information Technology, Healthcare, and Financials sectors. This was partially offset by stronger selection within the Energy and Industrials sectors, which contributed positively to relative performance over the same period. Sector allocation, a result of the bottom-up stock selection process, also detracted from the Dividend and Growth Fund’s performance relative to the S&P 500 Index. An underweight allocation to the Information Technology sector and an overweight allocation to the Financials sector detracted the most from returns relative to the S&P 500 Index during the period.
During the period, The Hartford Capital Appreciation Fund (“Capital Appreciation Fund”) underperformed the Russell 3000 Index primarily due to weak stock selection within the Information Technology, Materials, and Healthcare sectors. Conversely, stronger selection within the Consumer Staples, Industrials, and Consumer Discretionary sectors contributed positively to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, also detracted during the period primarily due to the Capital Appreciation Fund’s underweight exposures to the Information Technology and Communication Services sectors and an overweight

11

The Hartford Checks and Balances Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

exposure to the Healthcare sector. Underweight exposures to the Utilities and Energy sectors relative to the Russell 3000 Index contributed positively to performance of the Capital Appreciation Fund.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continue to weigh on markets, and we expect this volatility to persist in the near term. As of October 2023, the U.S. unemployment rate was 3.9% and the first estimate of third quarter GDP came in above expectations, at a 4.9% annualized growth rate. We believe that the resilient consumer was a major reason for the jump in growth, who spent more on goods and services than the quarter prior.
The 10-year Treasury yield rose from 4.10% at the beginning of the twelve-month period to 4.88% at the end of the twelve-month period. At its September 2023 meeting, the U.S. Federal Reserve held rates constant with an aggressive pause citing that the inflation rate remained too high.  As of the end of the period, we do not expect aggressive rate cutting next year as we anticipate inflation to remain elevated.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Since the Fund is not actively managed, it may underperform actively managed funds during certain markets. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks specific to their investment strategies, such as market, mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risks), mortgage-related and asset-backed securities, and derivative risks, and to the extent the underlying fund is an ETF, risks associated with the ETF.
Asset Allocation(1)
as of 10/31/2023
Fund Type	Percentage of Net Assets
Domestic Equity Funds	65.7%
Taxable Fixed Income Funds	34.0
Short-Term Investments	0.2
Other Assets & Liabilities	0.1
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
12

The Hartford Conservative Allocation Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks current income and long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	2.72%	2.06%	1.86%
Class A2	-2.93%	0.91%	1.28%
Class C1	2.07%	1.29%	1.08%
Class C3	1.07%	1.29%	1.08%
Class I1	3.08%	2.32%	2.12%
Class R3[1]	2.47%	1.71%	1.53%
Class R4[1]	2.67%	2.00%	1.84%
Class R5[1]	2.97%	2.32%	2.14%
Class F1	3.18%	2.43%	2.19%
65% Bloomberg US Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI ACWI ex USA Index (Net)[4]	3.60%	3.14%	3.64%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Russell 3000 Index	8.38%	10.23%	10.52%
MSCI ACWI ex USA Index (Net)	12.07%	3.46%	2.54%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 12/01/2015 includes performance when the Fund was sub-advised by Wellington Management Company LLP using a modified strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.85%	1.85%
Class I	0.81%	0.81%
Class R3	1.43%	1.43%
Class R4	1.13%	1.13%
Class R5	0.83%	0.83%
Class F	0.71%	0.71%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

13

The Hartford Conservative Allocation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of the Investment Manager
Allison Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager
James S. Glendon, CFA
Portfolio Manager at Hartford Funds

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Conservative Allocation Fund returned 2.72%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s custom benchmark, which is comprised of 65% Bloomberg US Aggregate Bond Index, 25% Russell 3000 Index, and 10% MSCI ACWI ex USA Index (Net), which returned 3.60% for the same period. Individually, the Bloomberg US Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned 0.36%, 8.38%, and 12.07%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, outperformed the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned 2.50%.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose 10.14% over the trailing twelve-month period ended October 31, 2023. Though after a solid start to the period, U.S. stocks suffered declines in August, September and October 2023, giving back nearly half of their gains. Domestic equities, more specifically U.S. growth equities, led performance for the period. Within fixed income, lower credit quality and shorter duration outperformed other fixed income sectors.
The Federal Open Market Committee raised the federal funds rate six times during the period, bringing the target range to 5.25%-5.50%. However, most sectors within fixed income, including high yield and emerging-markets debt, had positive returns during the period. The Bloomberg US Aggregate Bond Index returned 0.36% for the period, which was lower than U.S. equity returns for the same period, as the Russell 3000 Index returned 8.38%. For the twelve-month period ended October 31, 2023, international equities also rose 12.07%, as measured by the MSCI ACWI ex USA Index (Net).
The main driver of the Fund’s underperformance versus the custom benchmark was the performance of the underlying funds relative to their individual benchmarks. In particular, Hartford Core Equity Fund, The Hartford World Bond Fund, and Hartford Multifactor US Equity ETF underperformed their benchmarks. In addition, an underweight position to equities as well as a position in commodities through investments in the underlying funds over the period contributed positively to the Fund’s performance versus the custom benchmark. Exposure to lower-duration fixed income securities through its investment in The Hartford World Bond Fund had a positive impact on performance over the twelve-month period ended October 31, 2023.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continue to weigh on markets, and we expect this volatility to persist in the near term. As of October 2023, the U.S. unemployment rate was 3.9% and the first estimate of the third quarter GDP came in above expectations, at a 4.9% annualized growth rate. We believe that the resilient consumer was a major reason for the jump in growth, who spent more on goods and services than the quarter prior.
Within domestic equities, as of the end of the period, we favor large caps that can weather lower margins during a slowing economy over small caps which have more susceptibility to an economic slowdown.
The 10-year Treasury yield rose from 4.10% at the beginning of the twelve-month period to 4.88% at the end of the twelve-month period. At its September 2023 meeting, the U.S. Federal Reserve held rates constant with an aggressive pause citing that the inflation rate remained too high.  As of the end of the period, we do not expect aggressive rate cutting next year as we anticipate inflation to remain elevated.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks specific to their investment strategies, such as market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risks),

14

The Hartford Conservative Allocation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

mortgage-related and asset-backed securities, and derivative risks, and to the extent the underlying fund is an ETF, risks associated with ETFs.
Asset Allocation(1)
as of 10/31/2023
Fund Type	Percentage of Net Assets
Domestic Equity Funds	24.5%
International/Global Equity Funds	9.8
Taxable Fixed Income Funds	65.5
Short-Term Investments	0.2
Other Assets & Liabilities	0.0 *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
15

The Hartford Growth Allocation Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	5.04%	4.90%	4.63%
Class A2	-0.74%	3.72%	4.04%
Class C1	4.14%	4.04%	3.83%
Class C3	3.15%	4.04%	3.83%
Class I1	5.30%	5.19%	4.95%
Class R3[1]	4.67%	4.55%	4.30%
Class R4[1]	5.05%	4.86%	4.60%
Class R5[1]	5.24%	5.17%	4.93%
Class F1	5.40%	5.29%	5.01%
55% Russell 3000 Index/ 25% MSCI ACWI ex USA Index (Net)/ 20% Bloomberg US Aggregate Bond Index[4]	7.81%	6.70%	6.74%
Russell 3000 Index	8.38%	10.23%	10.52%
MSCI ACWI ex USA Index (Net)	12.07%	3.46%	2.54%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 06/01/2014 includes performance when the Fund was sub-advised by Wellington Management Company LLP using a modified strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.06%	1.06%
Class C	1.88%	1.88%
Class I	0.78%	0.78%
Class R3	1.40%	1.40%
Class R4	1.10%	1.10%
Class R5	0.80%	0.80%
Class F	0.69%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

16

The Hartford Growth Allocation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of the Investment Manager
Allison Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager
James S. Glendon, CFA
Portfolio Manager at Hartford Funds

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Growth Allocation Fund returned 5.04%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s custom benchmark, which is comprised of 55% Russell 3000 Index, 25% MSCI ACWI ex USA Index (Net), 20% Bloomberg US Aggregate Bond Index, which returned 7.81% for the same period. Individually, the Russell 3000 Index, the MSCI ACWI ex USA Index (Net), and the Bloomberg US Aggregate Bond Index, returned 8.38%, 12.07%, and 0.36% respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the 5.36% average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose 10.14% over the trailing twelve-month period ended October 31, 2023. Though after a solid start to the period, U.S. stocks suffered declines in August, September and October 2023, giving back nearly half of their gains. Domestic equities, more specifically U.S. growth equities, led performance for the period. Within fixed income, lower credit quality and shorter duration outperformed other fixed income sectors.
The Federal Open Market Committee raised the federal funds rate six times during the period, bringing the target range to 5.25%-5.50%. However, most sectors within fixed income, including high yield and emerging-markets debt, had positive returns during the period. The Bloomberg US Aggregate Bond Index returned 0.36% for the period, which was lower than U.S. equity returns for the same period, as the Russell 3000 Index returned 8.38%. For the twelve-month period ended October 31, 2023, international equities also rose 12.07%, as measured by the MSCI ACWI ex USA Index (Net).
The main driver of the Fund’s underperformance versus the custom benchmark was the performance of the underlying funds relative to their individual benchmarks. In particular, Hartford Core Equity Fund and Hartford Multifactor US Equity ETF underperformed their benchmarks. In addition, an overweight position to fixed income as well as a position in commodities through investments in underlying funds over the period contributed positively to the Fund’s performance versus the custom benchmark.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continue to weigh on markets, and we expect this volatility to persist in the near term. As of October 2023, the U.S. unemployment rate was 3.9% and the first estimate of the third quarter GDP came in above expectations, at a 4.9% annualized growth rate. We believe that the resilient consumer was a major reason for the jump in growth, who spent more on goods and services than the quarter prior.
Within domestic equities, as of the end of the period, we favor large caps that can weather lower margins during a slowing economy over small caps which have more susceptibility to an economic slowdown.
The 10-year Treasury yield rose from 4.10% at the beginning of the twelve-month period to 4.88% at the end of the twelve-month period. At its September 2023 meeting, the U.S. Federal Reserve held rates constant with an aggressive pause citing that the inflation rate remained too high.  As of the end of the period, we do not expect aggressive rate cutting next year as we anticipate inflation to remain elevated.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks specific to their investment strategies, such as market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risks),

17

The Hartford Growth Allocation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

mortgage-related and asset-backed securities, and derivative risks, and to the extent the underlying fund is an ETF, risks associated with ETFs.
Asset Allocation(1)
as of 10/31/2023
Fund Type	Percentage of Net Assets
Domestic Equity Funds	54.9%
International/Global Equity Funds	25.0
Taxable Fixed Income Funds	19.9
Short-Term Investments	0.2
Other Assets & Liabilities	(0.0) *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
18

Hartford Moderate Allocation Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	4.13%	3.57%	3.35%
Class A2	-1.60%	2.40%	2.77%
Class C1	3.31%	2.76%	2.56%
Class C3	2.32%	2.76%	2.56%
Class I1	4.41%	3.86%	3.65%
Class R3[1]	3.78%	3.22%	2.99%
Class R4[1]	4.03%	3.51%	3.29%
Class R5[1]	4.49%	3.85%	3.62%
Class F1	4.52%	3.93%	3.70%
40% Bloomberg US Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI ACWI ex USA Index (Net)[4]	6.01%	5.06%	5.27%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Russell 3000 Index	8.38%	10.23%	10.52%
MSCI ACWI ex USA Index (Net)	12.07%	3.46%	2.54%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 12/01/2015 includes performance when the Fund was sub-advised by Wellington Management Company LLP using a modified strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.03%	1.03%
Class C	1.84%	1.84%
Class I	0.76%	0.76%
Class R3	1.38%	1.38%
Class R4	1.09%	1.09%
Class R5	0.78%	0.78%
Class F	0.67%	0.67%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

19

Hartford Moderate Allocation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of the Investment Manager
Allison Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager
James S. Glendon, CFA
Portfolio Manager at Hartford Funds

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Moderate Allocation Fund returned 4.13%, before sales charges, for the twelve-month period ended October 31, 2023, underperforming the Fund’s custom benchmark, comprised of 40% Bloomberg US Aggregate Bond Index, 40% Russell 3000 Index, and 20% MSCI ACWI ex USA Index (Net), which returned 6.01% for the same period. Individually, the Bloomberg US Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned 0.36%, 8.38%, and 12.07%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, outperformed the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with equity weights of 40%-60%, which returned 3.81%.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose 10.14% over the trailing twelve-month period ended October 31, 2023. Though after a solid start to the period, U.S. stocks suffered declines in August, September and October 2023, giving back nearly half of their gains. Domestic equities, more specifically U.S. growth equities, led performance for the period. Within fixed income, lower credit quality and shorter duration outperformed other fixed income sectors.
The Federal Open Market Committee raised the federal funds rate six times during the period, bringing the target range to 5.25%-5.50%. However, most sectors within fixed income, including high yield and emerging-markets debt, had positive returns during the period. The Bloomberg US Aggregate Bond Index returned 0.36% for the period, which was lower than U.S. equity returns for the same period, as the Russell 3000 Index returned 8.38%. For the twelve-month period ended October 31, 2023, international equities also rose 12.07%, as measured by the MSCI ACWI ex USA Index (Net).
The main driver of the Fund’s underperformance versus the custom benchmark was the performance of the underlying funds relative to their individual benchmarks. In particular, Hartford Core Equity Fund, The Hartford World Bond Fund, and Hartford Multifactor US Equity ETF underperformed their benchmarks. In addition, an underweight position to equities as well as a position in commodities through investments in the underlying funds over the period contributed positively to the Fund’s performance versus the custom benchmark. Exposure to lower-duration fixed income securities through its investment in The Hartford World Bond Fund and growth-oriented large cap U.S. equities through its investment in Hartford Large Cap Growth ETF had a positive impact on performance over the twelve-month period ended October 31, 2023.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continue to weigh on markets, and we expect this volatility to persist in the near term. As of October 2023, the U.S. unemployment rate was 3.9% and the first estimate of the third quarter GDP came in above expectations, at a 4.9% annualized growth rate. We believe that the resilient consumer was a major reason for the jump in growth, who spent more on goods and services than the quarter prior.
Within domestic equities, as of the end of the period, we favor large caps that can weather lower margins during a slowing economy over small caps which have more susceptibility to an economic slowdown.
The 10-year Treasury yield rose from 4.10% at the beginning of the twelve-month period to 4.88% at the end of the twelve-month period. At its September 2023 meeting, the U.S. Federal Reserve held rates constant with an aggressive pause citing that the inflation rate remained too high. As of the end of the period, we do not expect aggressive rate cutting next year as we anticipate inflation to remain elevated.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks specific to their investment strategies, such as market, small- and mid-cap securities,

20

Hartford Moderate Allocation Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risks), mortgage-related and asset-backed securities, and derivative risks, and to the extent the underlying fund is an ETF, risks associated with ETFs.
Asset Allocation(1)
as of 10/31/2023
Fund Type	Percentage of Net Assets
Domestic Equity Funds	39.6%
International/Global Equity Funds	19.9
Taxable Fixed Income Funds	40.3
Short-Term Investments	0.2
Other Assets & Liabilities	(0.0) *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
21

Hartford Multi-Asset Income Fund
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	5.05%	2.30%	4.30%
Class A2	-0.73%	1.15%	3.71%
Class C1	4.30%	1.56%	3.55%
Class C3	3.30%	1.56%	3.55%
Class I1	5.36%	2.61%	4.56%
Class R3[1]	4.71%	2.02%	4.01%
Class R4[1]	5.01%	2.26%	4.29%
Class R5[1]	5.32%	2.57%	4.61%
Class R6[1]	5.46%	2.69%	4.70%
Class Y1	5.28%	2.60%	4.65%
Class F1	5.41%	2.69%	4.62%
55% Bloomberg US Aggregate Bond Index/ 45% S&P 500 Index[4]	4.79%	5.17%	5.66%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
S&P 500 Index	10.14%	11.01%	11.18%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 05/01/2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

22

Hartford Multi-Asset Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.02%	1.02%
Class C	1.75%	1.75%
Class I	0.72%	0.72%
Class R3	1.35%	1.35%
Class R4	1.05%	1.05%
Class R5	0.75%	0.75%
Class R6	0.63%	0.63%
Class Y	0.74%	0.74%
Class F	0.63%	0.63%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Lutz-Peter Wilke, CFA
Managing Director and Portfolio Manager
Wellington Management Company LLP
Loren L. Moran, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Multi-Asset Income Fund returned 5.05%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s custom benchmark (55% Bloomberg US Aggregate Bond Index/45% S&P 500 Index), which returned 4.79% over the same period. Individually, the Bloomberg US Aggregate Bond Index and the S&P 500 Index returned 0.36% and 10.14%, respectively, for the twelve-month period ended October 31, 2023. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 3.81% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that by portfolio practice maintain a mix of between 40%-60% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2023, international equities rose, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate increases. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Central banks coordinated efforts to boost liquidity in the financial system after the collapse of two United States (U.S.) regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Decisive action by regulators eased liquidity fears, but the tumult increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges from geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices continued to maintain pressure on central banks to keep interest rates higher for longer. In the third quarter of 2023, market sentiment was dented by concerns about the health of China's economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. Central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions.
Global fixed income sectors generated mixed total returns during the trailing twelve months ended October 31, 2023, amid elevated interest rate volatility, particularly over the second half of the period. The Bloomberg US Aggregate Bond Index generated a return of 0.36% during the period – U.S. Treasuries and Agency Mortgage-Backed Securities generated negative returns while corporates produced positive returns during the period. Higher-yielding sectors generally outperformed the index, benefiting from their coupon advantage and spread tightening. Sovereign yields rose over the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches.

23

Hartford Multi-Asset Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. Over the period, investment-grade corporate spreads compressed by 29 basis points and high-yield corporate spreads tightened by 27 basis points, according to Bloomberg Index data.
The Fed maintained its aggressive stance and appeared close to reaching peak policy rates. The European Central Bank delivered several consecutive rate increases but pivoted more dovish by the end of the period. The Bank of Japan (BOJ) was the notable exception in terms staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control range.
The U.S. dollar ended mixed versus most currencies over the period, as central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar. The Japanese yen ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy.
Within the equity and fixed-income portions of the Fund, we allocated a portion of the Fund’s assets to various specialized investment teams at Wellington Management Company LLP (“Wellington Management”) that invested the allocated assets in accordance with the Fund’s investment strategy during the period.
Over the period, performance within the fixed-income portion of the Fund was the main driver of outperformance relative to the custom benchmark. The Fund’s allocation decisions contributed positively to performance, and security selection also had a positive impact, although an overweight to fixed income relative to the custom benchmark had a negative impact. Allocations to core fixed income securities (such as government and corporate bonds), convertible bonds, local-currency, emerging-market debt and the income opportunities strategy contributed positively to relative performance. The income opportunities strategy is an income focused strategy that seeks to take advantage of dislocations in times of stress with a contrarian mindset.
The Fund’s underweight to equities relative to the custom benchmark and stock selection decisions within the asset class detracted from performance relative to the custom benchmark, while the Fund’s allocation decisions within the asset class contributed positively to performance for the period. Within equities, the Fund’s allocations to green equities (which are stocks that we believe may benefit from increasing investment and technological progress in decarbonization trends), global dividend growth equities, north Asian equities, global cyclical equities, Chinese equities, and real estate investment trusts (REITs) drove underperformance relative to the custom benchmark. The Fund’s allocation to U.S. equities, equity linked notes, global low volatility income equities (which are stocks that we believe exhibit low volatility), and global defensive equities were additive over the period relative to the custom benchmark.
During the period, the Fund used derivatives to hedge currency risk, to hedge portfolio volatility, to manage duration, and to tactically gain exposure to fixed income and equity markets. Over the period, the Fund’s use of put options for volatility management purposes, which sought to tactically hedge exposures to manage the volatility profile of the Fund, contributed positively to performance relative to the custom benchmark. This was in particular due to short exposure to the U.S. equity market. The Fund’s strategy of using derivatives, such as call options, to seek tactical exposures to equity and fixed-income markets detracted from performance over the period relative to the custom benchmark. Derivatives, such as currency forwards, that were used for currency hedging detracted from performance relative to the custom benchmark, as did the Fund’s duration management exposure.
What is the outlook as of the end of the period?
In our view, the global economy is losing momentum as we move closer to 2024. After stronger-than-expected economic growth in the U.S. and China during the quarter ended September 30, 2023, we believe more recent economic data points towards a deceleration in growth.
In the U.S., the lagged impact from monetary tightening is beginning to work itself through the weakest parts of the economy in our view. For example, low-income households and commercial Real Estate as well as highly leveraged corporates are showing signs of economic weakness. While the broader economic trends appear stable, we believe the outlook for consumer spending in particular remains critical. With pent-up savings likely to be exhausted it may not come as a surprise if consumers were to become more cautious this may act as a major drag on economic activity. In our view, the gradual weakening of consumer spending, coupled with increasing unemployment rates, are expected to be a driving force behind continued disinflation across the services sectors. However, we believe overall core inflation is unlikely to fall back towards the 2% target in the near term.
The outlook for economic growth across Europe appears more muted in our view. The severe correction in the manufacturing industries that unfolded earlier this year are beginning to improve. In addition, the overall increase in unemployment rate throughout this year turned out to be smaller than feared given the significant weakness in industrial production. Similarly, growth momentum in Asia remains mixed. The recent increase in commodity prices has led to several emerging economies’ central bank rate increases, further dampening hopes of a growth reacceleration. Japan remains a notable exception in the sense that growth has held up reasonably well despite pressure on real disposable incomes resulting from higher levels of inflation. The Japanese government also announced a larger than expected increase in fiscal spending in the form of tax cuts for consumers. We believe the recent increase in geopolitical risk is likely to limit downside in energy markets, despite many demand/supply fundamentals deteriorating into year-end.
From a positioning perspective, as of the end of the period, the Fund’s portfolio remains defensively positioned. Within the equity portion of the Fund, we continue to believe that investment opportunities in defensive sectors are more attractive in the short term due to the lower risk of severe declines in earnings estimates. Therefore, as of
24

Hartford Multi-Asset Income Fund
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

the end of the period, we believe global defensive equities (composed of stocks within the Consumer Staples, Healthcare, and Industrials sectors) may outperform during periods of higher volatility, especially against a backdrop of more supportive price action in bond markets. Following the large sell off in interest-rates markets during the period, we have positioned the fixed income portion of the Fund as of the end of the period with an increased allocation to investment-grade credit.  We have been focusing on credit quality as we see the potential for a deceleration in nominal growth coupled with higher interest rates. As of the end of the period, we have increased allocations to select asset-backed securities and mortgage-backed securities sectors in the Fund.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in Equity Linked Notes (ELNs) are subject to interest, credit, management, counterparty, liquidity, and market risks, and as applicable, foreign security and currency risks. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Foreign investments, including foreign government debt, may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Restricted securities may be more difficult to sell and price than other securities. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Equity Securities
Common Stocks	27.0%
Equity Linked Securities	4.2
Preferred Stocks	0.3
Total	31.5%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	21.0%
Convertible Bonds	2.9
Corporate Bonds	19.3
Municipal Bonds	0.9
Senior Floating Rate Interests	8.7
U.S. Government Agencies(2)	3.5
U.S. Government Securities	11.8
Total	68.1%
Short-Term Investments	0.4
Other Assets & Liabilities	0.0 *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2023.
25

Hartford Real Asset Fund (Consolidated)
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 05/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Class A1	6.65%	4.98%	1.57%
Class A2	0.78%	3.79%	1.00%
Class C1	5.83%	4.18%	0.81%
Class C3	4.83%	4.18%	0.81%
Class I1	6.93%	5.26%	1.85%
Class R3[1]	6.45%	4.72%	1.32%
Class R4[1]	6.62%	5.00%	1.61%
Class R5[1]	6.99%	5.28%	1.88%
Class R6[1]	7.07%	5.36%	1.94%
Class Y1	7.07%	5.36%	1.94%
Class F1	6.94%	5.34%	1.89%
40% Bloomberg US TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)[4]	0.56%	4.52%	2.30%
Bloomberg US TIPS 1-10 Year Index	0.88%	2.77%	1.72%
MSCI ACWI Commodity Producers Index (Net)	2.78%	6.57%	2.53%
Bloomberg Commodity Index Total Return	-2.97%	6.65%	-0.57%
MSCI World IMI Core Real Estate Index (Net)	-5.12%	-1.00%	1.80%
MSCI ACWI Infrastructure Index (Net)	-1.30%	2.13%	2.12%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2022 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

26

Hartford Real Asset Fund (Consolidated)
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.49%	1.26%
Class C	2.29%	2.01%
Class I	1.20%	1.01%
Class R3	1.82%	1.51%
Class R4	1.52%	1.21%
Class R5	1.22%	0.96%
Class R6	1.11%	0.91%
Class Y	1.21%	0.91%
Class F	1.11%	0.91%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement or fee waiver arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. The expense reimbursement arrangement remains in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. The fee waiver remains in effect as long as the Fund remains invested in the subsidiary. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

Portfolio Managers
Nicholas J. Petrucelli
Managing Director and Portfolio Manager
Wellington Management Company LLP
Brian M. Garvey
Senior Managing Director and Multi-Asset Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Real Asset Fund returned 6.65%, before sales charges, for the twelve-month period ended October 31, 2023, outperforming the Fund’s custom benchmark (40% Bloomberg US TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index(Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)), which returned 0.56% for the same period. Individually, the Bloomberg US TIPS 1-10 Year Index, MSCI ACWI Commodity Producers Index(Net), Bloomberg Commodity Index Total Return, MSCI World IMI Core Real Estate Index (Net) and MSCI ACWI Infrastructure Index (Net)  returned 0.88%, 2.78%, -2.97%, -5.12%, and -1.30%, respectively, for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 0.09% average return of the Lipper Real Return Funds peer group, a group of funds that seek to maximize real return through investing primarily in domestic and foreign inflation-sensitive securities across asset classes.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2023, global equities rose 10.50%, as measured by the MSCI ACWI Index (Net). Towards the end of 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate increases. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Central banks coordinated efforts to boost liquidity in the financial system after the collapse of two United States (U.S.) regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Decisive action by regulators eased liquidity fears, but the tumult increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges from geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices maintained pressure on central banks to keep interest rates higher for longer.
In the third quarter of 2023, market sentiment was dented by concerns about the health of China's economy, increasing energy prices, and rising government bond yields amid the prospect of an extended

27

Hartford Real Asset Fund (Consolidated)
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

period of high interest rates. Central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions.
The Fund has four primary levers to seek to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. During the twelve-month period, we maintained a portion of the Fund’s assets in active strategies managed by specialized investment teams at Wellington Management Company LLP that invest the Fund’s assets in accordance with the Fund’s investment strategy.
During the period, allocation decisions were additive across the major asset classes, helped by an underweight to fixed income and an overweight to equities, partially offset by detraction from an overweight to commodities.
With respect to the equity portion of the Fund, positive results relative to the custom benchmark were driven by strong security selection decisions within the Energy, Infrastructure, and Precious Metals sectors during the period. Sector allocation decisions were also positive, primarily as a result of holding non-benchmark positions in the non-U.S. Financials and Materials sectors. An overweight to the Precious Metals sector and underweights to Agriculture and Real Estate sectors also contributed positively to relative performance during the period.
Strong results within the commodities asset class were driven by strong security selection during the period primarily within the Energy sector, where the Fund benefited from an underweight to natural gas and overweights to crude oil and gasoline. Selection within the Agriculture and Livestock sector also contributed positively to performance relative to the custom benchmark due to underweights to wheat and corn. Sector allocation decisions contributed positively to performance relative to the custom benchmark as a result of an overweight to the Precious Metals sector.
Within fixed income, the positive effects from sector allocation decisions during the period were driven by holding off-benchmark non-U.S. inflation linked bonds. Security selection was also positive, driven by the strong selection within Treasury Inflation-Protected Securities (TIPS).
During the period, the Fund gained commodity exposure through derivatives, primarily futures. While an overweight to the commodities asset class had a negative impact over the period, this was more than offset by positive relative results within the asset class. An overweight to the Precious Metals sector and an underweight to natural gas within the Energy sector both contributed positively to results relative to the custom benchmark during the period.
What is the outlook as of the end of the period?
As of the end of the period, the Fund remains moderately overweight to inflation-sensitive equities and commodities with an underweight to fixed income.
As of the end of the period, we favor the Precious Metals sector given attractive valuations in our view, especially following its recent pull back. The sector may benefit from continued foreign gold buying, with upside potential if inflation concerns were to rise and/or if real interest rates were to fall. The Fund also holds a modest overweight to industrial metals equities as of the end of the period as we believe the policy easing in China helps balance the uncertain demand outlook. We believe that valuations and dividend yield also remain compelling in the Industrial Metals sector, while demand from the energy transition could lead to undersupply in the medium term. The Fund remains underweight Energy equities as of the end of the period given in our view, cyclical downside risk.  The Fund also remains underweight to agriculture equities as of the end of the period.
Outside natural resources, the Fund has increased exposure to infrastructure equities as of the end of the period. The stable real cash flow nature of the Infrastructure sector remains attractive in our view while also offering long-term growth potential from the Energy transition. The Fund has maintained an underweight to the Real Estate sector as of the end of the period, where we believe there is room for valuations to come down in response to higher interest rates.
The Fund remains overweight commodities as of the end of the period, though the Fund has trimmed exposure in the Energy sector in light of higher spot prices. As of the end of the period, the Fund remains overweight to gold, although we have shifted some exposure into the gold equities.
We increased the Fund’s fixed income exposure as of the end of the period, with a total duration that is close to the Bloomberg US TIPS 1-10 Year Index, the Fund’s fixed income benchmark.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Investments in the commodities market and the natural-resource industry may increase the Fund’s liquidity risk, volatility and risk of loss if adverse developments occur. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • By investing in a Cayman subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments. • The value of the underlying real estate of real estate related securities may go down due to various factors, including but not limited to, strength of the economy, amount of new construction, laws and regulations, costs of
28

Hartford Real Asset Fund (Consolidated)
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

real estate, availability of mortgages and changes in interest rates. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2023
Category	Percentage of Net Assets
Equity Securities
Closed End Funds	0.0% *
Common Stocks	52.6
Exchange-Traded Funds	2.0
Preferred Stocks	0.1
Total	54.7%
Fixed Income Securities
Foreign Government Obligations	1.2%
U.S. Government Securities	30.3
Total	31.5%
Short-Term Investments	12.3
Other Assets & Liabilities	1.5
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
29

Hartford Multi-Strategy Funds
Benchmark Glossary (Unaudited)

Bloomberg Corporate Index (reflects no deduction for fees, expenses or taxes) is the Corporate component of the US Credit Index within the Bloomberg US Aggregate Bond Index.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes) is the 2% issuer cap component of the Bloomberg US High Yield Index, which is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and non convertible debt registered with the Securities and Exchange Commission.
Bloomberg US TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents US Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index ("BCOM"). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) US Treasury Bills.
JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.
MSCI ACWI (All Country World) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets and emerging markets countries.
MSCI ACWI (All Country World) Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI Index, the parent index, which covers mid and large cap securities across developed market and emerging market countries.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
MSCI ACWI (All Country World) Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of companies that are owners or operators of infrastructure assets.
MSCI World IMI Core Real Estate Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large, mid and small cap stocks across developed countries engaged in the ownership, development and management of specific core property type real estate.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED

30

Hartford Multi-Strategy Funds
Benchmark Glossary (Unaudited) – (continued)

BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Additional Information Regarding Blended Benchmarks that Include an MSCI Index. The blended returns are calculated by HFMC and include, among other index provider data, end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Additional Information Regarding MSCI Indices.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
31

Hartford Multi-Strategy Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2023 through October 31, 2023. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford Balanced Income Fund
Class A	$ 1,000.00	$ 950.30	$ 4.33	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class C	$ 1,000.00	$ 947.00	$ 8.00	$ 1,000.00	$ 1,016.99	$ 8.29	1.63%
Class I	$ 1,000.00	$ 951.40	$ 3.10	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class R3	$ 1,000.00	$ 948.60	$ 6.14	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
Class R4	$ 1,000.00	$ 950.10	$ 4.62	$ 1,000.00	$ 1,020.47	$ 4.79	0.94%
Class R5	$ 1,000.00	$ 951.60	$ 3.25	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class R6	$ 1,000.00	$ 951.80	$ 2.71	$ 1,000.00	$ 1,022.38	$ 2.80	0.55%
Class Y	$ 1,000.00	$ 952.00	$ 3.25	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class F	$ 1,000.00	$ 951.90	$ 2.71	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Hartford AARP Balanced Retirement Fund
Class A	$ 1,000.00	$ 933.10	$ 4.24	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Class C	$ 1,000.00	$ 930.30	$ 7.88	$ 1,000.00	$ 1,017.04	$ 8.24	1.62%
Class I	$ 1,000.00	$ 935.70	$ 2.78	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class R3	$ 1,000.00	$ 931.90	$ 5.31	$ 1,000.00	$ 1,019.66	$ 5.55	1.09%
Class R4	$ 1,000.00	$ 934.20	$ 3.85	$ 1,000.00	$ 1,021.17	$ 4.02	0.79%
Class R5	$ 1,000.00	$ 934.90	$ 2.24	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class R6	$ 1,000.00	$ 935.60	$ 1.76	$ 1,000.00	$ 1,023.49	$ 1.84	0.36%
Class Y	$ 1,000.00	$ 934.80	$ 2.24	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class F	$ 1,000.00	$ 936.30	$ 1.76	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
32

Hartford Multi-Strategy Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses paid during the period May 1, 2023 through October 31, 2023	Annualized expense ratio
The Hartford Checks and Balances Fund
Class A	$ 1,000.00	$ 965.70	$ 1.88	$ 1,000.00	$ 1,023.29	$ 1.94	0.38%
Class C	$ 1,000.00	$ 962.60	$ 5.69	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class I	$ 1,000.00	$ 967.00	$ 0.69	$ 1,000.00	$ 1,024.50	$ 0.71	0.14%
Class R3	$ 1,000.00	$ 963.70	$ 3.76	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Class R4	$ 1,000.00	$ 965.20	$ 2.18	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class R5	$ 1,000.00	$ 966.10	$ 0.79	$ 1,000.00	$ 1,024.40	$ 0.82	0.16%
Class F	$ 1,000.00	$ 968.50	$ 0.20	$ 1,000.00	$ 1,025.00	$ 0.20	0.04%
The Hartford Conservative Allocation Fund
Class A	$ 1,000.00	$ 959.00	$ 3.11	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class C	$ 1,000.00	$ 955.80	$ 7.00	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class I	$ 1,000.00	$ 961.00	$ 1.88	$ 1,000.00	$ 1,023.29	$ 1.94	0.38%
Class R3	$ 1,000.00	$ 958.00	$ 4.98	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Class R4	$ 1,000.00	$ 958.90	$ 3.45	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class R5	$ 1,000.00	$ 960.00	$ 1.93	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
Class F	$ 1,000.00	$ 961.00	$ 1.34	$ 1,000.00	$ 1,023.84	$ 1.38	0.27%
The Hartford Growth Allocation Fund
Class A	$ 1,000.00	$ 969.60	$ 2.68	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
Class C	$ 1,000.00	$ 965.50	$ 6.69	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class I	$ 1,000.00	$ 971.10	$ 1.29	$ 1,000.00	$ 1,023.89	$ 1.33	0.26%
Class R3	$ 1,000.00	$ 967.90	$ 4.32	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Class R4	$ 1,000.00	$ 970.30	$ 2.88	$ 1,000.00	$ 1,022.28	$ 2.96	0.58%
Class R5	$ 1,000.00	$ 971.30	$ 1.24	$ 1,000.00	$ 1,023.95	$ 1.28	0.25%
Class F	$ 1,000.00	$ 971.10	$ 0.80	$ 1,000.00	$ 1,024.40	$ 0.82	0.16%
Hartford Moderate Allocation Fund
Class A	$ 1,000.00	$ 964.10	$ 2.67	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
Class C	$ 1,000.00	$ 960.30	$ 6.62	$ 1,000.00	$ 1,018.45	$ 6.82	1.34%
Class I	$ 1,000.00	$ 965.10	$ 1.34	$ 1,000.00	$ 1,023.84	$ 1.38	0.27%
Class R3	$ 1,000.00	$ 962.50	$ 4.35	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R4	$ 1,000.00	$ 963.30	$ 2.82	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class R5	$ 1,000.00	$ 965.10	$ 1.39	$ 1,000.00	$ 1,023.79	$ 1.43	0.28%
Class F	$ 1,000.00	$ 965.10	$ 0.89	$ 1,000.00	$ 1,024.30	$ 0.92	0.18%
Hartford Multi-Asset Income Fund
Class A	$ 1,000.00	$ 971.70	$ 5.17	$ 1,000.00	$ 1,019.96	$ 5.30	1.04%
Class C	$ 1,000.00	$ 968.20	$ 8.73	$ 1,000.00	$ 1,016.33	$ 8.94	1.76%
Class I	$ 1,000.00	$ 972.70	$ 3.68	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R3	$ 1,000.00	$ 969.90	$ 6.65	$ 1,000.00	$ 1,018.45	$ 6.82	1.34%
Class R4	$ 1,000.00	$ 971.30	$ 5.37	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
Class R5	$ 1,000.00	$ 972.50	$ 3.88	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class R6	$ 1,000.00	$ 973.70	$ 3.28	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class Y	$ 1,000.00	$ 972.60	$ 3.78	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Class F	$ 1,000.00	$ 973.20	$ 3.28	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Hartford Real Asset Fund (Consolidated)
Class A	$ 1,000.00	$ 973.70	$ 6.17	$ 1,000.00	$ 1,018.95	$ 6.31	1.24%
Class C	$ 1,000.00	$ 969.50	$ 9.88	$ 1,000.00	$ 1,015.17	$ 10.11	1.99%
Class I	$ 1,000.00	$ 974.90	$ 4.93	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class R3	$ 1,000.00	$ 971.70	$ 7.46	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class R4	$ 1,000.00	$ 972.80	$ 5.91	$ 1,000.00	$ 1,019.16	$ 6.06	1.19%
Class R5	$ 1,000.00	$ 974.70	$ 4.73	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class R6	$ 1,000.00	$ 974.90	$ 4.48	$ 1,000.00	$ 1,020.77	$ 4.58	0.90%
Class Y	$ 1,000.00	$ 974.90	$ 4.48	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class F	$ 1,000.00	$ 974.90	$ 4.43	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
33

The Hartford Balanced Income Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.1%
	Airlines - 0.0%
$ 1,499,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 927,495
	Commercial Services - 0.0%
650,000	Block, Inc. 0.13%, 03/01/2025	598,650
	Healthcare - Products - 0.0%
1,029,000	Insulet Corp. 0.38%, 09/01/2026	948,224
	Internet - 0.0%
1,100,000	Uber Technologies, Inc. 0.00%, 12/15/2025(1)	999,654
	Machinery-Diversified - 0.0%
808,000	Middleby Corp. 1.00%, 09/01/2025	837,088
	Oil & Gas - 0.0%
1,075,000	Northern Oil & Gas, Inc. 3.63%, 04/15/2029	1,266,350
	REITS - 0.1%
1,600,000	Welltower OP LLC 2.75%, 05/15/2028(2)	1,640,000
	Total Convertible Bonds (cost $7,963,370)	$ 7,217,461
CORPORATE BONDS - 48.9%
	Advertising - 0.0%
3,135,000	Clear Channel Outdoor Holdings, Inc. 9.00%, 09/15/2028(2)(3)	$ 3,039,556
2,985,000	Lamar Media Corp. 3.75%, 02/15/2028	2,642,540
		5,682,096
	Aerospace/Defense - 0.8%
	Boeing Co.
7,799,000	3.20%, 03/01/2029	6,742,974
7,000,000	3.25%, 02/01/2035	5,190,327
2,655,000	3.75%, 02/01/2050	1,699,723
2,450,000	3.90%, 05/01/2049	1,607,755
13,025,000	5.04%, 05/01/2027	12,619,193
6,900,000	5.71%, 05/01/2040	6,129,041
10,300,000	5.81%, 05/01/2050	8,925,991
1,445,000	Embraer Netherlands Finance BV 7.00%, 07/28/2030(2)	1,410,538
3,630,000	HEICO Corp. 5.25%, 08/01/2028	3,503,420
7,545,000	L3Harris Technologies, Inc. 4.40%, 06/15/2028	7,050,157
5,025,000	Lockheed Martin Corp. 4.50%, 05/15/2036	4,412,859
	Northrop Grumman Corp.
3,200,000	3.25%, 01/15/2028	2,917,785
5,215,000	4.03%, 10/15/2047	3,815,128
15,685,000	4.70%, 03/15/2033	14,318,229
	RTX Corp.
5,000,000	3.75%, 11/01/2046	3,329,101
3,425,000	4.63%, 11/16/2048	2,651,478
5,125,000	Spirit AeroSystems, Inc. 9.38%, 11/30/2029(2)	5,240,974
	TransDigm, Inc.
3,750,000	5.50%, 11/15/2027	3,491,117
3,445,000	6.25%, 03/15/2026(2)	3,363,215
1,565,000	6.75%, 08/15/2028(2)	1,523,173
		99,942,178
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Agriculture - 0.6%
$ 480,000	Altria Group, Inc. 3.88%, 09/16/2046	$ 297,988
	BAT Capital Corp.
13,660,000	2.26%, 03/25/2028	11,468,566
8,515,000	3.22%, 09/06/2026	7,884,093
3,630,000	6.34%, 08/02/2030	3,523,145
1,025,000	6.42%, 08/02/2033	969,451
545,000	7.08%, 08/02/2053	488,547
	Cargill, Inc.
20,370,000	2.13%, 11/10/2031(2)	15,456,219
7,945,000	4.00%, 06/22/2032(2)	6,935,182
3,190,000	Darling Ingredients, Inc. 6.00%, 06/15/2030(2)	2,992,856
	Philip Morris International, Inc.
10,885,000	5.13%, 02/15/2030	10,269,100
14,100,000	5.50%, 09/07/2030	13,514,546
4,200,000	5.63%, 11/17/2029	4,112,716
		77,912,409
	Apparel - 0.0%
	Crocs, Inc.
1,769,000	4.13%, 08/15/2031(2)(3)	1,344,379
1,900,000	4.25%, 03/15/2029(2)	1,558,000
		2,902,379
	Auto Manufacturers - 0.4%
	Ford Motor Credit Co. LLC
6,930,000	2.30%, 02/10/2025	6,541,656
2,635,000	3.38%, 11/13/2025	2,463,018
1,105,000	4.13%, 08/04/2025	1,053,194
2,690,000	5.13%, 06/16/2025	2,616,608
	General Motors Financial Co., Inc.
14,670,000	1.50%, 06/10/2026	12,949,433
580,000	5.70%, 09/30/2030, (5.70% fixed rate until 09/30/2030; 5 yr. USD CMT + 5.00% thereafter)(4)(5)	486,943
17,875,000	Mercedes-Benz Finance North America LLC 5.20%, 08/03/2026(2)	17,633,876
505,000	Nissan Motor Acceptance Co. LLC 7.05%, 09/15/2028(2)	499,139
		44,243,867
	Auto Parts & Equipment - 0.1%
3,665,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(2)	3,413,298
2,570,000	Clarios Global LP/Clarios U.S. Finance Co. 6.75%, 05/15/2028(2)	2,494,460
		5,907,758
	Beverages - 0.8%
	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
15,055,000	4.70%, 02/01/2036	13,280,314
10,971,000	4.90%, 02/01/2046	9,174,487
	Anheuser-Busch InBev Worldwide, Inc.
3,440,000	4.38%, 04/15/2038	2,853,159
7,750,000	4.60%, 04/15/2048	6,310,890
12,950,000	5.55%, 01/23/2049	11,818,908
	Bacardi Ltd.
6,215,000	2.75%, 07/15/2026(2)	5,692,205
10,960,000	4.45%, 05/15/2025(2)	10,655,696
5,365,000	5.15%, 05/15/2038(2)	4,515,246
	Bacardi Ltd./Bacardi-Martini BV
2,395,000	5.25%, 01/15/2029(2)	2,282,400

The accompanying notes are an integral part of these financial statements.
34

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Beverages - 0.8% - (continued)
$ 10,175,000	5.40%, 06/15/2033(2)	$ 9,313,632
1,875,000	5.90%, 06/15/2043(2)	1,665,090
	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL
1,494,000	5.25%, 04/27/2029(2)	1,314,720
180,000	5.25%, 04/27/2029(6)	158,400
12,500,000	Keurig Dr Pepper, Inc. 3.95%, 04/15/2029	11,386,104
9,595,000	Pernod Ricard International Finance LLC 1.63%, 04/01/2031(2)	7,127,662
		97,548,913
	Biotechnology - 0.8%
	Amgen, Inc.
20,575,000	4.20%, 03/01/2033	17,776,716
575,000	4.88%, 03/01/2053	451,539
3,365,000	5.25%, 03/02/2030	3,235,017
8,660,000	5.25%, 03/02/2033	8,090,776
16,385,000	5.65%, 03/02/2053	14,508,837
3,965,000	Gilead Sciences, Inc. 2.60%, 10/01/2040	2,492,683
7,925,000	Illumina, Inc. 5.75%, 12/13/2027	7,747,823
	Royalty Pharma PLC
17,575,000	1.75%, 09/02/2027	14,971,577
3,640,000	2.15%, 09/02/2031	2,678,067
20,465,000	2.20%, 09/02/2030	15,649,454
5,305,000	3.35%, 09/02/2051	2,945,406
		90,547,895
	Chemicals - 0.6%
3,315,000	Avient Corp. 7.13%, 08/01/2030(2)	3,185,309
	Braskem Netherlands Finance BV
575,000	4.50%, 01/10/2028(2)	484,636
770,000	4.50%, 01/31/2030(6)	592,794
270,000	7.25%, 02/13/2033(2)	233,127
1,900,000	8.50%, 01/12/2031(2)	1,780,680
	Celanese U.S. Holdings LLC
30,425,000	6.17%, 07/15/2027	29,712,574
1,540,000	6.33%, 07/15/2029	1,485,276
525,000	6.38%, 07/15/2032	496,923
6,690,000	6.55%, 11/15/2030	6,444,040
8,670,000	6.70%, 11/15/2033	8,249,345
	Chemours Co.
625,000	4.63%, 11/15/2029(2)	482,389
565,000	5.75%, 11/15/2028(2)	477,693
555,000	CVR Partners LP/CVR Nitrogen Finance Corp. 6.13%, 06/15/2028(2)	489,788
	International Flavors & Fragrances, Inc.
1,210,000	1.83%, 10/15/2027(2)	1,003,759
1,260,000	2.30%, 11/01/2030(2)	936,516
	NOVA Chemicals Corp.
640,000	4.25%, 05/15/2029(2)(3)	473,212
1,725,000	5.25%, 06/01/2027(2)	1,457,111
3,770,000	Nutrien Ltd. 4.90%, 03/27/2028	3,613,387
	OCP SA
1,285,000	3.75%, 06/23/2031(6)	1,008,879
425,000	3.75%, 06/23/2031(2)	333,676
807,000	5.13%, 06/23/2051(6)	516,286
655,000	5.63%, 04/25/2024(6)	649,791
1,785,000	6.88%, 04/25/2044(6)	1,459,237
535,000	Olin Corp. 5.63%, 08/01/2029	486,352
580,000	Sasol Financing USA LLC 4.38%, 09/18/2026	508,247
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Chemicals - 0.6% - (continued)
$ 565,000	SCIH Salt Holdings, Inc. 4.88%, 05/01/2028(2)	$ 487,824
6,835,000	Sherwin-Williams Co. 2.90%, 03/15/2052	3,729,404
1,305,000	Tronox, Inc. 4.63%, 03/15/2029(2)	1,028,887
645,000	Valvoline, Inc. 3.63%, 06/15/2031(2)	490,200
		72,297,342
	Commercial Banks - 11.1%
EUR 200,000	Banca Comerciala Romana SA 7.63%, 05/19/2027, (7.63% fixed rate until 05/19/2026; 3 mo. EURIBOR + 4.54% thereafter)(4)(6)	217,735
2,570,000	Banca Transilvania SA 8.88%, 04/27/2027, (8.88% fixed rate until 04/27/2026; 1 yr. EURIBOR ICE Swap + 5.58% thereafter)(4)(6)	2,800,897
$ 510,000	Banco Bilbao Vizcaya Argentaria SA 9.38%, 03/19/2029, (9.38% fixed rate until 09/19/2029; 5 yr. USD CMT + 5.10% thereafter)(4)	491,769
	Banco de Credito del Peru SA
1,005,000	3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 yr. USD CMT + 3.00% thereafter)(2)(4)	920,245
178,000	3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 yr. USD CMT + 3.00% thereafter)(4)(6)	162,989
460,000	3.25%, 09/30/2031, (3.25% fixed rate until 09/30/2026; 5 yr. USD CMT + 2.45% thereafter)(4)(6)	401,437
375,000	Banco do Brasil SA 6.25%, 04/18/2030(2)	359,408
2,110,000	Bancolombia SA 4.63%, 12/18/2029, (4.63% fixed rate until 12/18/2024; 5 yr. USD CMT + 2.94% thereafter)(4)	1,846,818
1,555,000	Bank Leumi Le-Israel BM 7.13%, 07/18/2033, (7.13% fixed rate until 04/18/2028; 5 yr. USD CMT + 3.47% thereafter)(4)(6)	1,383,950
	Bank of America Corp.
32,755,000	2.48%, 09/21/2036, (2.48% fixed rate until 09/21/2031; 5 yr. USD CMT + 1.20% thereafter)(4)	23,391,280
10,105,000	2.50%, 02/13/2031, (2.50% fixed rate until 02/13/2030; 3 mo. USD Term SOFR + 1.25% thereafter)(4)	7,980,373
8,800,000	2.68%, 06/19/2041, (2.68% fixed rate until 06/19/2040; 6 mo. USD SOFR + 1.93% thereafter)(4)	5,392,058
33,510,000	2.97%, 02/04/2033, (2.97% fixed rate until 02/04/2032; 6 mo. USD SOFR + 1.33% thereafter)(4)	25,723,268
5,270,000	3.09%, 10/01/2025, (3.09% fixed rate until 10/01/2024; 3 mo. USD Term SOFR + 1.35% thereafter)(4)	5,107,236
10,000,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD Term SOFR + 1.77% thereafter)(4)	9,138,437

The accompanying notes are an integral part of these financial statements.
35

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Commercial Banks - 11.1% - (continued)
$ 6,550,000	3.82%, 01/20/2028, (3.82% fixed rate until 01/20/2027; 3 mo. USD Term SOFR + 1.84% thereafter)(4)	$ 6,047,012
10,420,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD Term SOFR + 1.47% thereafter)(4)	9,219,930
8,625,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD Term SOFR + 3.41% thereafter)(4)	6,087,990
3,225,000	4.24%, 04/24/2038, (4.24% fixed rate until 04/24/2037; 3 mo. USD Term SOFR + 2.08% thereafter)(4)	2,552,997
8,935,000	4.33%, 03/15/2050, (4.33% fixed rate until 03/15/2049; 3 mo. USD Term SOFR + 1.78% thereafter)(4)	6,602,299
3,345,000	4.57%, 04/27/2033, (4.57% fixed rate until 04/27/2032; 6 mo. USD SOFR + 1.83% thereafter)(4)	2,890,971
15,540,000	5.87%, 09/15/2034, (5.87% fixed rate until 09/15/2033; 6 mo. USD SOFR + 1.84% thereafter)(4)	14,661,845
18,230,000	5.93%, 09/15/2027, (5.93% fixed rate until 09/15/2026; 6 mo. USD SOFR + 1.34% thereafter)(4)	18,050,772
	Bank of New York Mellon Corp.
18,565,000	3.99%, 06/13/2028, (3.99% fixed rate until 06/13/2027; 6 mo. USD SOFR + 1.15% thereafter)(4)	17,309,025
4,325,000	4.71%, 02/01/2034, (4.71% fixed rate until 02/01/2033; 6 mo. USD SOFR + 1.51% thereafter)(4)	3,806,039
11,035,000	6.32%, 10/25/2029, (6.32% fixed rate until 10/25/2028; 6 mo. USD SOFR + 1.60% thereafter)(3)(4)	11,127,916
8,460,000	6.47%, 10/25/2034, (6.47% fixed rate until 10/25/2033; 6 mo. USD SOFR + 1.84% thereafter)(3)(4)	8,499,489
	Barclays PLC
12,000,000	1.01%, 12/10/2024, (1.01% fixed rate until 12/10/2023; 1 yr. USD CMT + 0.80% thereafter)(4)	11,922,742
635,000	3.56%, 09/23/2035, (3.56% fixed rate until 09/23/2030; 5 yr. USD CMT + 2.90% thereafter)(4)	479,061
6,820,000	5.50%, 08/09/2028, (5.50% fixed rate until 08/09/2027; 1 yr. USD CMT + 2.65% thereafter)(4)	6,472,151
13,425,000	7.39%, 11/02/2028, (7.39% fixed rate until 11/02/2027; 1 yr. USD CMT + 3.30% thereafter)(4)	13,577,921
1,275,000	8.00%, 03/15/2029, (8.00% fixed rate until 03/15/2029; 5 yr. USD CMT + 5.43% thereafter)(4)(5)	1,127,738
3,720,000	BBVA Bancomer SA 8.45%, 06/29/2038, (8.45% fixed rate until 06/29/2033; 5 yr. USD CMT + 4.66% thereafter)(2)(4)	3,546,492
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Commercial Banks - 11.1% - (continued)
	BNP Paribas SA
$ 9,555,000	1.90%, 09/30/2028, (1.90% fixed rate until 09/30/2027; 3 mo. USD SOFR + 1.61% thereafter)(2)(4)	$ 8,014,322
10,000,000	2.87%, 04/19/2032, (2.87% fixed rate until 04/19/2031; 6 mo. USD Term SOFR + 1.38% thereafter)(2)(4)	7,643,105
15,000,000	4.63%, 01/12/2027, (4.63% fixed rate until 01/12/2027; 5 yr. USD CMT + 3.20% thereafter)(2)(4)(5)	11,825,412
11,620,000	5.13%, 01/13/2029, (5.13% fixed rate until 01/13/2028; 1 yr. USD CMT + 1.45% thereafter)(2)(4)	11,116,260
	BPCE SA
17,135,000	1.00%, 01/20/2026(2)	15,323,959
3,100,000	2.05%, 10/19/2027, (2.05% fixed rate until 10/19/2026; 6 mo. USD SOFR + 1.09% thereafter)(2)(4)	2,705,119
10,490,000	6.71%, 10/19/2029, (6.71% fixed rate until 10/19/2028; 6 mo. USD SOFR + 2.27% thereafter)(2)(4)	10,347,522
7,330,000	7.00%, 10/19/2034, (7.00% fixed rate until 10/19/2033; 6 mo. USD SOFR + 2.59% thereafter)(2)(4)	7,135,254
EUR 1,700,000	Ceska sporitelna AS 0.50%, 09/13/2028, (0.50% fixed rate until 09/13/2027; 3 mo. EURIBOR + 0.78% thereafter)(4)(6)	1,477,789
$ 11,075,000	Citibank NA 5.80%, 09/29/2028	10,944,253
	Citigroup, Inc.
5,335,000	0.98%, 05/01/2025, (0.98% fixed rate until 05/01/2024; 6 mo. USD SOFR + 0.67% thereafter)(4)	5,178,379
33,630,000	1.12%, 01/28/2027, (1.12% fixed rate until 01/28/2026; 6 mo. USD SOFR + 0.77% thereafter)(4)	29,905,475
10,515,000	1.28%, 11/03/2025, (1.28% fixed rate until 11/03/2024; 6 mo. USD SOFR + 0.53% thereafter)(4)	9,951,058
10,800,000	1.46%, 06/09/2027, (1.46% fixed rate until 06/09/2026; 6 mo. USD SOFR + 0.77% thereafter)(4)	9,505,714
2,450,000	3.07%, 02/24/2028, (3.07% fixed rate until 02/24/2027; 6 mo. USD SOFR + 1.28% thereafter)(4)	2,206,107
575,000	4.00%, 12/10/2025, (4.00% fixed rate until 12/10/2025; 5 yr. USD CMT + 3.60% thereafter)(4)(5)	493,283
22,920,000	4.66%, 05/24/2028, (4.66% fixed rate until 05/24/2027; 6 mo. USD SOFR + 1.89% thereafter)(4)	21,716,488
	Credit Agricole SA
7,931,000	1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 6 mo. USD SOFR + 1.68% thereafter)(2)(4)	7,378,340
9,755,000	6.32%, 10/03/2029, (6.32% fixed rate until 10/03/2028; 6 mo. USD SOFR + 1.86% thereafter)(2)(4)	9,591,915
1,135,000	Dah Sing Bank Ltd. 3.00%, 11/02/2031, (3.00% fixed rate until 11/02/2026; 5 yr. USD CMT + 1.95% thereafter)(4)(6)	996,495

The accompanying notes are an integral part of these financial statements.
36

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Commercial Banks - 11.1% - (continued)
$ 6,504,000	Danske Bank AS 1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 1 yr. USD CMT + 1.35% thereafter)(2)(4)	$ 5,924,488
	Deutsche Bank AG
22,845,000	2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 6 mo. USD SOFR + 1.22% thereafter)(4)	19,756,229
11,340,000	2.55%, 01/07/2028, (2.55% fixed rate until 01/07/2027; 6 mo. USD SOFR + 1.32% thereafter)(4)	9,823,972
17,784,000	3.55%, 09/18/2031, (3.55% fixed rate until 09/18/2030; 6 mo. USD SOFR + 3.04% thereafter)(4)	13,996,446
14,810,000	3.74%, 01/07/2033, (3.74% fixed rate until 10/07/2031; 6 mo. USD SOFR + 2.26% thereafter)(4)	10,378,452
8,080,000	6.72%, 01/18/2029, (6.72% fixed rate until 01/18/2028; 6 mo. USD SOFR + 3.18% thereafter)(4)	7,926,713
945,000	7.08%, 02/10/2034, (7.08% fixed rate until 11/10/2032; 6 mo. USD SOFR + 3.65% thereafter)(4)	834,104
	Fifth Third Bancorp
5,700,000	4.06%, 04/25/2028, (4.06% fixed rate until 04/25/2027; 6 mo. USD SOFR + 1.36% thereafter)(4)	5,146,827
2,915,000	6.34%, 07/27/2029, (6.34% fixed rate until 07/27/2028; 2 mo. USD SOFR + 2.34% thereafter)(4)	2,826,199
	Freedom Mortgage Corp.
580,000	6.63%, 01/15/2027(2)	501,348
825,000	12.00%, 10/01/2028(2)	825,027
825,000	12.25%, 10/01/2030(2)	824,664
	Goldman Sachs Group, Inc.
26,510,000	1.09%, 12/09/2026, (1.09% fixed rate until 12/09/2025; 6 mo. USD SOFR + 0.79% thereafter)(4)	23,664,182
8,120,000	1.43%, 03/09/2027, (1.43% fixed rate until 03/09/2026; 6 mo. USD SOFR + 0.80% thereafter)(4)	7,212,192
15,050,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.28% thereafter)(4)	11,496,065
24,940,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD Term SOFR + 1.46% thereafter)(4)	24,202,351
4,185,000	3.44%, 02/24/2043, (3.44% fixed rate until 02/24/2042; 6 mo. USD SOFR + 1.63% thereafter)(4)	2,779,201
14,867,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD Term SOFR + 1.63% thereafter)(4)	11,292,367
9,100,000	4.39%, 06/15/2027, (4.39% fixed rate until 06/15/2026; 6 mo. USD SOFR + 1.51% thereafter)(4)	8,693,704
550,000	4.95%, 02/10/2025, (4.95% fixed rate until 02/10/2025; 5 yr. USD CMT + 3.22% thereafter)(4)(5)	506,308
14,790,000	6.48%, 10/24/2029, (6.48% fixed rate until 10/24/2028; 6 mo. USD SOFR + 1.77% thereafter)(4)	14,795,659
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Commercial Banks - 11.1% - (continued)
	HSBC Holdings PLC
$ 11,240,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 6 mo. USD SOFR + 1.29% thereafter)(4)	$ 9,899,839
10,260,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 6 mo. USD SOFR + 1.19% thereafter)(4)	7,747,250
4,780,000	3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD Term SOFR + 1.87% thereafter)(4)	4,133,908
4,600,000	4.04%, 03/13/2028, (4.04% fixed rate until 03/13/2027; 3 mo. USD Term SOFR + 1.81% thereafter)(4)	4,226,562
4,245,000	4.25%, 03/14/2024	4,206,885
26,615,000	4.76%, 06/09/2028, (4.76% fixed rate until 06/09/2027; 6 mo. USD SOFR + 2.11% thereafter)(4)	24,933,843
3,600,000	6.33%, 03/09/2044, (6.33% fixed rate until 03/09/2043; 6 mo. USD SOFR + 2.65% thereafter)(4)	3,352,577
13,485,000	6.55%, 06/20/2034, (6.55% fixed rate until 06/20/2033; 6 mo. USD SOFR + 2.98% thereafter)(4)	12,561,523
14,165,000	8.00%, 03/07/2028, (8.00% fixed rate until 03/07/2028; 5 yr. USD CMT + 3.86% thereafter)(3)(4)(5)	13,899,406
3,600,000	8.11%, 11/03/2033, (8.11% fixed rate until 11/03/2032; 6 mo. USD SOFR + 4.25% thereafter)(4)	3,732,618
2,865,000	Huntington Bancshares, Inc. 6.21%, 08/21/2029, (6.21% fixed rate until 08/21/2028; 6 mo. USD SOFR + 2.02% thereafter)(4)	2,755,651
7,315,000	ING Groep NV 1.73%, 04/01/2027, (1.73% fixed rate until 04/01/2026; 6 mo. USD SOFR + 1.01% thereafter)(4)	6,533,390
	Intesa Sanpaolo SpA
1,350,000	4.20%, 06/01/2032, (4.20% fixed rate until 06/01/2031; 1 yr. USD CMT + 2.60% thereafter)(2)(4)	961,289
1,630,000	4.95%, 06/01/2042, (4.95% fixed rate until 06/01/2041; 1 yr. USD CMT + 2.75% thereafter)(2)(4)	961,286
520,000	6.63%, 06/20/2033(2)	477,631
17,900,000	7.78%, 06/20/2054, (7.78% fixed rate until 06/20/2053; 1 yr. USD CMT + 3.90% thereafter)(2)(4)	15,594,951
2,180,000	Israel Discount Bank Ltd. 5.38%, 01/26/2028(6)	2,008,691
	JP Morgan Chase & Co.
15,000,000	1.56%, 12/10/2025, (1.56% fixed rate until 12/10/2024; 6 mo. USD SOFR + 0.61% thereafter)(4)	14,194,091
15,385,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 6 mo. USD SOFR + 1.16% thereafter)(4)	14,806,735
13,740,000	2.52%, 04/22/2031, (2.52% fixed rate until 04/22/2030; 6 mo. USD SOFR + 2.04% thereafter)(4)	10,957,283

The accompanying notes are an integral part of these financial statements.
37

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Commercial Banks - 11.1% - (continued)
$ 10,000,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 6 mo. USD SOFR + 1.18% thereafter)(4)	$ 7,592,396
14,155,000	2.95%, 02/24/2028, (2.95% fixed rate until 02/24/2027; 6 mo. USD SOFR + 1.17% thereafter)(4)	12,748,857
2,725,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD Term SOFR + 2.52% thereafter)(4)	2,201,173
2,810,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD Term SOFR + 2.46% thereafter)(4)	1,872,020
9,440,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD Term SOFR + 1.42% thereafter)(4)	9,338,427
6,290,000	3.88%, 07/24/2038, (3.88% fixed rate until 07/24/2037; 3 mo. USD Term SOFR + 1.62% thereafter)(4)	4,829,590
15,520,000	3.96%, 11/15/2048, (3.96% fixed rate until 11/15/2047; 3 mo. USD Term SOFR + 1.64% thereafter)(4)	10,923,849
4,055,000	4.26%, 02/22/2048, (4.26% fixed rate until 02/22/2047; 3 mo. USD Term SOFR + 1.84% thereafter)(4)	3,012,325
12,650,000	4.32%, 04/26/2028, (4.32% fixed rate until 04/26/2027; 6 mo. USD SOFR + 1.56% thereafter)(4)	11,892,344
4,045,000	4.57%, 06/14/2030, (4.57% fixed rate until 06/14/2029; 6 mo. USD SOFR + 1.75% thereafter)(4)	3,720,174
16,880,000	5.30%, 07/24/2029, (5.30% fixed rate until 07/24/2028; 6 mo. USD SOFR + 1.45% thereafter)(4)	16,259,366
7,535,000	5.35%, 06/01/2034, (5.35% fixed rate until 06/01/2033; 6 mo. USD SOFR + 1.85% thereafter)(4)	6,973,671
3,070,000	6.07%, 10/22/2027, (6.07% fixed rate until 10/22/2026; 6 mo. USD SOFR + 1.33% thereafter)(4)	3,065,522
10,815,000	6.09%, 10/23/2029, (6.09% fixed rate until 10/23/2028; 6 mo. USD SOFR + 1.57% thereafter)(4)	10,755,468
12,000,000	6.25%, 10/23/2034, (6.25% fixed rate until 10/23/2033; 6 mo. USD SOFR + 1.81% thereafter)(4)	11,858,973
	M&T Bank Corp.
7,535,000	5.05%, 01/27/2034, (5.05% fixed rate until 01/27/2033; 6 mo. USD SOFR + 1.85% thereafter)(4)	6,299,305
8,030,000	7.41%, 10/30/2029, (7.41% fixed rate until 10/30/2028; 6 mo. USD SOFR + 2.80% thereafter)(4)	8,056,652
10,875,000	Macquarie Group Ltd. 1.63%, 09/23/2027, (1.63% fixed rate until 09/23/2026; 6 mo. USD SOFR + 0.91% thereafter)(2)(4)	9,461,026
	Manufacturers & Traders Trust Co.
585,000	3.40%, 08/17/2027	498,049
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Commercial Banks - 11.1% - (continued)
$ 12,465,000	4.65%, 01/27/2026	$ 11,772,189
25,430,000	5.40%, 11/21/2025	24,606,545
EUR 2,600,000	mBank SA 0.97%, 09/21/2027, (0.97% fixed rate until 09/21/2026; 3 mo. EURIBOR + 1.25% thereafter)(4)(6)	2,239,914
	Morgan Stanley
$ 21,340,000	0.99%, 12/10/2026, (0.99% fixed rate until 12/10/2025; 6 mo. USD SOFR + 0.72% thereafter)(4)	18,989,158
10,000,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 6 mo. USD SOFR + 0.88% thereafter)(4)	8,883,144
8,830,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 6 mo. USD SOFR + 1.03% thereafter)(4)	6,399,806
7,800,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 6 mo. USD SOFR + 1.02% thereafter)(4)	5,665,717
17,460,000	2.24%, 07/21/2032, (2.24% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.18% thereafter)(4)	12,904,985
18,275,000	2.48%, 09/16/2036, (2.48% fixed rate until 09/16/2031; 6 mo. USD SOFR + 1.36% thereafter)(4)	12,925,980
4,950,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 6 mo. USD SOFR + 1.20% thereafter)(4)	3,710,062
7,795,000	2.72%, 07/22/2025, (2.72% fixed rate until 07/22/2024; 6 mo. USD SOFR + 1.15% thereafter)(4)	7,584,157
8,665,000	3.13%, 07/27/2026	8,015,768
16,825,000	4.46%, 04/22/2039, (4.46% fixed rate until 04/22/2038; 3 mo. USD Term SOFR + 1.69% thereafter)(4)	13,523,178
12,600,000	5.25%, 04/21/2034, (5.25% fixed rate until 04/21/2033; 6 mo. USD SOFR + 1.87% thereafter)(4)	11,390,870
5,740,000	5.45%, 07/20/2029, (5.45% fixed rate until 07/20/2028; 2 mo. USD SOFR + 1.63% thereafter)(4)	5,524,159
4,510,000	5.95%, 01/19/2038, (5.95% fixed rate until 01/19/2033; 5 yr. USD CMT + 2.43% thereafter)(4)	4,102,532
11,610,000	6.41%, 11/01/2029, (6.41% fixed rate until 11/01/2033; 6 mo. USD SOFR + 1.83% thereafter)(4)	11,598,543
5,935,000	6.63%, 11/01/2034, (6.63% fixed rate until 11/01/2033; 6 mo. USD SOFR + 2.05% thereafter)(4)	5,938,388
5,095,000	NatWest Group PLC 1.64%, 06/14/2027, (1.64% fixed rate until 06/14/2026; 1 yr. USD CMT + 0.90% thereafter)(4)	4,487,755
	OTP Bank Nyrt
2,555,000	7.50%, 05/25/2027, (7.50% fixed rate until 05/25/2026; 1 yr. USD CMT + 3.71% thereafter)(4)(6)	2,560,877
1,420,000	8.75%, 05/15/2033, (8.75% fixed rate until 02/15/2028; 5 yr. USD CMT + 5.06% thereafter)(4)(6)	1,400,083

The accompanying notes are an integral part of these financial statements.
38

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Commercial Banks - 11.1% - (continued)
	PNC Financial Services Group, Inc.
$ 10,680,000	5.67%, 10/28/2025, (5.67% fixed rate until 10/28/2024; 6 mo. USD SOFR + 1.09% thereafter)(4)	$ 10,571,396
8,330,000	6.62%, 10/20/2027, (6.62% fixed rate until 10/20/2026; 6 mo. USD SOFR + 1.73% thereafter)(4)	8,350,779
2,855,000	6.88%, 10/20/2034, (6.88% fixed rate until 10/20/2033; 6 mo. USD SOFR + 2.28% thereafter)(4)	2,857,687
	QNB Finance Ltd.
4,285,000	1.38%, 01/26/2026(6)	3,842,917
600,000	1.63%, 09/22/2025(6)	549,535
510,000	Santander Holdings USA, Inc. 6.57%, 06/12/2029, (6.57% fixed rate until 06/12/2028; 2 mo. USD SOFR + 2.70% thereafter)(4)	491,529
840,000	Shinhan Bank Co. Ltd. 4.00%, 04/23/2029(6)	745,525
15,570,000	Societe Generale SA 1.79%, 06/09/2027, (1.79% fixed rate until 06/09/2026; 1 yr. USD CMT + 1.00% thereafter)(2)(4)	13,682,891
	Standard Chartered PLC
645,000	3.27%, 02/18/2036, (3.27% fixed rate until 11/18/2030; 5 yr. USD CMT + 2.30% thereafter)(2)(4)	474,533
220,000	6.30%, 07/06/2034, (6.30% fixed rate until 07/06/2033; 1 yr. USD CMT + 2.58% thereafter)(2)(4)	205,157
2,580,000	6.30%, 01/09/2029, (6.30% fixed rate until 01/09/2028; 1 yr. USD CMT + 2.45% thereafter)(2)(4)	2,529,986
1,450,000	7.02%, 02/08/2030	1,449,362
1,430,000	7.77%, 11/16/2028, (7.77% fixed rate until 11/16/2027; 1 yr. USD CMT + 3.45% thereafter)(2)(4)	1,476,661
	State Street Corp.
9,355,000	5.16%, 05/18/2034, (5.16% fixed rate until 05/18/2033; 6 mo. USD SOFR + 1.89% thereafter)(4)	8,485,839
4,685,000	5.82%, 11/04/2028, (5.82% fixed rate until 11/04/2027; 6 mo. USD SOFR + 1.72% thereafter)(4)	4,632,873
9,115,000	Truist Financial Corp. 4.12%, 06/06/2028, (4.12% fixed rate until 06/06/2027; 6 mo. USD SOFR + 1.37% thereafter)(4)	8,296,959
	UBS Group AG
6,795,000	1.31%, 02/02/2027, (1.31% fixed rate until 02/02/2026; 6 mo. USD SOFR + 0.98% thereafter)(2)(4)	6,015,247
7,000,000	2.75%, 02/11/2033, (2.75% fixed rate until 02/11/2032; 1 yr. USD CMT + 1.10% thereafter)(2)(4)	5,136,099
5,705,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 6 mo. USD SOFR + 1.73% thereafter)(2)(4)	4,398,523
5,200,000	4.19%, 04/01/2031, (4.19% fixed rate until 04/01/2030; 2 mo. USD SOFR + 3.73% thereafter)(2)(4)	4,453,468
3,700,000	4.88%, 02/12/2027, (4.88% fixed rate until 02/12/2027; 5 yr. USD CMT + 3.40% thereafter)(4)(5)(6)	3,042,731
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Commercial Banks - 11.1% - (continued)
$ 7,405,000	5.96%, 01/12/2034, (5.96% fixed rate until 01/12/2033; 1 yr. USD CMT + 2.20% thereafter)(2)(4)	$ 6,915,690
4,890,000	6.25%, 09/22/2029, (6.25% fixed rate until 09/22/2028; 1 yr. USD CMT + 1.80% thereafter)(2)(4)	4,793,864
3,840,000	6.30%, 09/22/2034, (6.30% fixed rate until 09/22/2033; 1 yr. USD CMT + 2.00% thereafter)(2)(4)	3,644,117
14,465,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 6 mo. USD SOFR + 3.70% thereafter)(2)(4)	14,319,736
	UniCredit SpA
6,815,000	1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 1 yr. USD CMT + 1.20% thereafter)(2)(4)	6,012,681
585,000	5.46%, 06/30/2035, (5.46% fixed rate until 06/30/2030; 5 yr. USD CMT + 4.75% thereafter)(2)(4)	480,774
630,000	United Overseas Bank Ltd. 3.86%, 10/07/2032, (3.86% fixed rate until 10/07/2027; 5 yr. USD CMT + 1.45% thereafter)(2)(4)	576,934
2,655,000	Wachovia Corp. 5.50%, 08/01/2035	2,369,333
	Wells Fargo & Co.
4,875,000	3.07%, 04/30/2041, (3.07% fixed rate until 04/30/2040; 6 mo. USD SOFR + 2.53% thereafter)(4)	3,130,429
43,785,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 6 mo. USD SOFR + 1.50% thereafter)(4)	34,566,097
17,845,000	3.53%, 03/24/2028, (3.53% fixed rate until 03/24/2027; 6 mo. USD SOFR + 1.51% thereafter)(4)	16,279,613
11,500,000	3.58%, 05/22/2028, (3.58% fixed rate until 05/22/2027; 3 mo. USD Term SOFR + 1.57% thereafter)(4)	10,464,793
580,000	3.90%, 03/15/2026, (3.90% fixed rate until 03/15/2026; 5 yr. USD CMT + 3.45% thereafter)(4)(5)	502,373
7,485,000	3.91%, 04/25/2026, (3.91% fixed rate until 04/25/2025; 6 mo. USD SOFR + 1.32% thereafter)(4)	7,216,622
2,375,000	4.61%, 04/25/2053, (4.61% fixed rate until 04/25/2052; 6 mo. USD SOFR + 2.13% thereafter)(4)	1,760,747
2,280,000	4.75%, 12/07/2046	1,687,688
10,000,000	4.90%, 07/25/2033, (4.90% fixed rate until 07/25/2032; 6 mo. USD SOFR + 2.10% thereafter)(4)	8,809,531
3,026,000	4.90%, 11/17/2045	2,309,044
2,960,000	5.39%, 04/24/2034, (5.39% fixed rate until 04/24/2033; 6 mo. USD SOFR + 2.02% thereafter)(4)	2,685,728
11,025,000	5.56%, 07/25/2034, (5.56% fixed rate until 07/25/2033; 2 mo. USD SOFR + 1.99% thereafter)(4)	10,117,570
10,785,000	5.57%, 07/25/2029, (5.57% fixed rate until 07/25/2028; 2 mo. USD SOFR + 1.74% thereafter)(4)	10,393,589
4,408,000	5.61%, 01/15/2044	3,734,153

The accompanying notes are an integral part of these financial statements.
39

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Commercial Banks - 11.1% - (continued)
$ 8,525,000	6.30%, 10/23/2029, (6.30% fixed rate until 10/23/2028; 6 mo. USD SOFR + 1.79% thereafter)(4)	$ 8,459,922
6,180,000	6.49%, 10/23/2034, (6.49% fixed rate until 10/23/2033; 6 mo. USD SOFR + 2.06% thereafter)(4)	6,083,427
		1,338,695,595
	Commercial Services - 0.6%
	Adani Ports & Special Economic Zone Ltd.
650,000	3.10%, 02/02/2031(6)	427,525
200,000	3.83%, 02/02/2032(6)	131,591
525,000	4.00%, 07/30/2027(6)	430,840
1,625,000	4.20%, 08/04/2027(6)	1,340,625
1,230,000	4.38%, 07/03/2029(6)	935,670
1,215,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.63%, 06/01/2028(2)	993,976
530,000	APX Group, Inc. 6.75%, 02/15/2027(2)	511,667
	Ashtead Capital, Inc.
5,595,000	1.50%, 08/12/2026(2)	4,917,185
5,950,000	5.50%, 08/11/2032(2)	5,335,270
5,265,000	5.55%, 05/30/2033(2)	4,728,499
3,170,000	5.95%, 10/15/2033(2)	2,899,997
	Block, Inc.
1,775,000	2.75%, 06/01/2026	1,592,900
570,000	3.50%, 06/01/2031	440,031
4,495,000	Duke University 2.83%, 10/01/2055	2,578,760
4,930,000	ERAC USA Finance LLC 4.60%, 05/01/2028(2)	4,697,235
2,790,000	Georgetown University 2.25%, 04/01/2030	2,246,101
	Global Payments, Inc.
11,240,000	1.20%, 03/01/2026	10,019,305
3,020,000	4.45%, 06/01/2028	2,782,229
4,650,000	5.30%, 08/15/2029	4,370,233
3,090,000	GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(2)	3,050,912
3,595,000	Herc Holdings, Inc. 5.50%, 07/15/2027(2)	3,367,339
	Service Corp. International
3,775,000	3.38%, 08/15/2030	3,024,096
425,000	4.63%, 12/15/2027	392,898
550,000	5.13%, 06/01/2029	503,250
3,375,000	TriNet Group, Inc. 7.13%, 08/15/2031(2)	3,263,018
425,000	UL Solutions, Inc. 6.50%, 10/20/2028(2)	421,218
	United Rentals North America, Inc.
390,000	3.75%, 01/15/2032	310,111
1,530,000	3.88%, 02/15/2031	1,259,538
4,835,000	4.88%, 01/15/2028	4,471,915
		71,443,934
	Construction Materials - 0.2%
580,000	Boise Cascade Co. 4.88%, 07/01/2030(2)	498,933
	Builders FirstSource, Inc.
10,000	4.25%, 02/01/2032(2)	7,961
5,520,000	5.00%, 03/01/2030(2)	4,797,929
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Construction Materials - 0.2% - (continued)
$ 890,000	Cemex SAB de CV 9.13%, 03/14/2028, (9.13% fixed rate until 03/14/2028; 5 yr. USD CMT + 4.91% thereafter)(2)(4)(5)	$ 912,294
3,515,000	Emerald Debt Merger Sub LLC 6.63%, 12/15/2030(2)	3,343,644
4,285,000	Lennox International, Inc. 1.70%, 08/01/2027	3,675,329
590,000	Louisiana-Pacific Corp. 3.63%, 03/15/2029(2)	486,133
	Standard Industries, Inc.
1,555,000	4.38%, 07/15/2030(2)	1,270,884
1,635,000	4.75%, 01/15/2028(2)(3)	1,464,015
	Trane Technologies Financing Ltd.
6,006,000	4.50%, 03/21/2049	4,580,056
7,270,000	5.25%, 03/03/2033	6,821,786
		27,858,964
	Distribution/Wholesale - 0.1%
1,145,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(2)	1,027,646
4,755,000	LKQ Corp. 5.75%, 06/15/2028	4,609,134
4,615,000	Performance Food Group, Inc. 5.50%, 10/15/2027(2)	4,315,270
3,350,000	Windsor Holdings III LLC 8.50%, 06/15/2030(2)	3,261,113
		13,213,163
	Diversified Financial Services - 1.9%
1,835,000	AGFC Capital Trust I 7.41%, 01/15/2067, 3 mo. USD Term SOFR + 2.01%(2)	954,200
	Aircastle Ltd.
645,000	5.25%, 06/15/2026, (5.25% fixed rate until 06/15/2026; 5 yr. USD CMT + 4.41% thereafter)(2)(4)(5)	505,632
1,025,000	6.50%, 07/18/2028(2)	983,918
	Ally Financial, Inc.
1,180,000	6.70%, 02/14/2033	992,725
1,020,000	6.99%, 06/13/2029, (6.99% fixed rate until 06/13/2028; 2 mo. USD SOFR + 3.26% thereafter)(4)	975,402
	American Express Co.
11,935,000	2.55%, 03/04/2027	10,695,327
8,640,000	5.04%, 05/01/2034, (5.04% fixed rate until 05/01/2033; 3 mo. USD SOFR + 1.84% thereafter)(4)	7,773,505
23,390,000	5.28%, 07/27/2029, (5.28% fixed rate until 07/27/2028; 2 mo. USD SOFR + 1.28% thereafter)(4)	22,465,358
3,515,000	6.49%, 10/30/2031, (6.49% fixed rate until 10/30/2030; 6 mo. USD SOFR + 1.94% thereafter)(4)	3,526,911
655,000	Ares Finance Co. III LLC 4.13%, 06/30/2051, (4.13% fixed rate until 06/30/2026; 5 yr. USD CMT + 3.24% thereafter)(2)(4)	490,804
15,965,000	BlackRock, Inc. 4.75%, 05/25/2033	14,651,338
	Capital One Financial Corp.
745,000	2.36%, 07/29/2032, (2.36% fixed rate until 07/29/2031; 6 mo. USD SOFR + 1.34% thereafter)(4)	492,353

The accompanying notes are an integral part of these financial statements.
40

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Diversified Financial Services - 1.9% - (continued)
$ 8,170,000	4.99%, 07/24/2026, (4.99% fixed rate until 07/24/2025; 6 mo. USD SOFR + 2.16% thereafter)(4)	$ 7,876,150
13,435,000	5.25%, 07/26/2030, (5.25% fixed rate until 07/26/2029; 6 mo. USD SOFR + 2.60% thereafter)(4)	12,078,341
11,785,000	5.47%, 02/01/2029, (5.47% fixed rate until 02/01/2028; 6 mo. USD SOFR + 2.08% thereafter)(4)	10,969,486
3,090,000	5.82%, 02/01/2034, (5.82% fixed rate until 02/01/2033; 6 mo. USD SOFR + 2.60% thereafter)(4)	2,721,806
1,020,000	6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(4)	977,084
535,000	6.38%, 06/08/2034, (6.38% fixed rate until 06/08/2033; 6 mo. USD SOFR + 2.86% thereafter)(4)	489,412
11,420,000	7.62%, 10/30/2031, (7.62% fixed rate until 10/30/2023; 6 mo. USD SOFR + 3.07% thereafter)(4)	11,428,363
625,000	CMB International Leasing Management Ltd. 2.88%, 02/04/2031(6)	491,375
910,000	Credit Acceptance Corp. 5.13%, 12/31/2024(2)	879,802
20,685,000	Discover Financial Services 7.96%, 11/02/2034, (7.96% fixed rate until 11/02/2033; 6 mo. USD SOFR + 3.37% thereafter)(4)	20,611,067
3,820,000	Enact Holdings, Inc. 6.50%, 08/15/2025(2)	3,752,070
	Far East Horizon Ltd.
430,000	3.38%, 02/18/2025(6)	392,418
1,775,000	4.25%, 10/26/2026(6)	1,499,660
1,300,000	GTLK Europe Capital DAC 4.80%, 02/26/2028(6)(7)(8)	—
	Intercontinental Exchange, Inc.
3,470,000	2.65%, 09/15/2040	2,182,090
9,130,000	4.35%, 06/15/2029	8,428,343
6,000,000	5.20%, 06/15/2062	4,972,573
	LSEGA Financing PLC
6,950,000	1.38%, 04/06/2026(2)	6,237,249
5,685,000	2.00%, 04/06/2028(2)	4,797,056
9,615,000	2.50%, 04/06/2031(2)	7,540,388
510,000	Macquarie Airfinance Holdings Ltd. 8.13%, 03/30/2029(2)	500,877
	Nasdaq, Inc.
5,325,000	5.35%, 06/28/2028(3)	5,187,996
7,415,000	5.55%, 02/15/2034	6,884,491
5,860,000	5.95%, 08/15/2053	5,262,508
	Nationstar Mortgage Holdings, Inc.
3,560,000	5.13%, 12/15/2030(2)	2,876,745
555,000	5.50%, 08/15/2028(2)	490,453
	OneMain Finance Corp.
635,000	3.88%, 09/15/2028	502,052
4,070,000	5.38%, 11/15/2029	3,346,418
540,000	6.63%, 01/15/2028	491,192
1,655,000	6.88%, 03/15/2025	1,632,917
511,000	9.00%, 01/15/2029	499,502
	PennyMac Financial Services, Inc.
2,200,000	4.25%, 02/15/2029(2)	1,795,190
3,245,000	5.38%, 10/15/2025(2)	3,075,254
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Diversified Financial Services - 1.9% - (continued)
	Synchrony Financial
$ 700,000	2.88%, 10/28/2031	$ 476,093
1,140,000	3.95%, 12/01/2027	976,884
17,610,000	7.25%, 02/02/2033	14,961,540
4,300,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(2)	3,623,954
		225,416,272
	Electric - 4.8%
11,685,000	AES Corp. 3.30%, 07/15/2025(2)	11,040,455
5,597,857	Alfa Desarrollo SpA 4.55%, 09/27/2051(6)	3,634,842
12,695,000	American Electric Power Co., Inc. 5.63%, 03/01/2033	11,940,957
9,630,000	Appalachian Power Co. 4.50%, 03/01/2049	7,016,868
5,385,000	Arizona Public Service Co. 5.55%, 08/01/2033	5,070,065
6,167,000	Berkshire Hathaway Energy Co. 6.13%, 04/01/2036	6,011,899
EUR 2,785,000	Bulgarian Energy Holding EAD 2.45%, 07/22/2028(6)	2,416,384
$ 565,000	Calpine Corp. 4.50%, 02/15/2028(2)	508,824
	Clearway Energy Operating LLC
6,495,000	3.75%, 02/15/2031(2)	5,064,126
315,000	3.75%, 01/15/2032(2)	238,514
2,100,000	4.75%, 03/15/2028(2)	1,874,455
	Cleco Corporate Holdings LLC
5,340,000	3.38%, 09/15/2029	4,414,039
2,222,000	4.97%, 05/01/2046	1,616,622
115,000	CMS Energy Corp. 4.75%, 06/01/2050, (4.75% fixed rate until 03/01/2030; 5 yr. USD CMT + 4.12% thereafter)(4)	95,366
	Consolidated Edison Co. of New York, Inc.
11,550,000	2.40%, 06/15/2031	9,098,453
10,000,000	5.50%, 12/01/2039	8,879,062
6,500,000	Consumers Energy Co. 3.95%, 07/15/2047	4,708,985
	Dominion Energy, Inc.
8,135,000	3.30%, 04/15/2041	5,340,838
2,857,000	3.38%, 04/01/2030	2,406,498
585,000	4.35%, 01/15/2027, (4.35% fixed rate until 01/15/2027; 5 yr. USD CMT + 3.20% thereafter)(4)(5)	473,839
5,135,000	4.85%, 08/15/2052	3,927,541
4,499,000	4.90%, 08/01/2041	3,609,395
9,383,000	5.38%, 11/15/2032	8,707,032
3,390,000	7.00%, 06/15/2038	3,403,495
	Duke Energy Carolinas LLC
3,270,000	3.75%, 06/01/2045	2,238,670
3,305,000	3.88%, 03/15/2046	2,281,997
3,000,000	5.30%, 02/15/2040	2,665,672
	Duke Energy Corp.
7,240,000	3.30%, 06/15/2041	4,753,254
7,630,000	5.00%, 08/15/2052	5,971,654
425,000	Duke Energy Indiana LLC 2.75%, 04/01/2050	230,014
	Duke Energy Progress LLC
6,845,000	4.20%, 08/15/2045	5,005,173
2,730,000	4.38%, 03/30/2044	2,078,400
	Duquesne Light Holdings, Inc.
4,265,000	2.53%, 10/01/2030(2)	3,237,916

The accompanying notes are an integral part of these financial statements.
41

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Electric - 4.8% - (continued)
$ 7,265,000	2.78%, 01/07/2032(2)	$ 5,249,687
	Edison International
5,910,000	5.25%, 11/15/2028	5,615,271
1,130,000	5.38%, 03/15/2026, (5.38% fixed rate until 03/15/2026; 5 yr. USD CMT + 4.70% thereafter)(4)(5)	1,011,471
520,000	Emera, Inc. 6.75%, 06/15/2076	488,981
15,985,000	Enel Finance International NV 1.88%, 07/12/2028(2)	13,108,791
19,611,000	Evergy, Inc. 2.90%, 09/15/2029	16,471,666
7,125,000	Eversource Energy 5.45%, 03/01/2028	6,959,090
	Exelon Corp.
3,255,000	4.05%, 04/15/2030	2,879,723
5,557,000	4.70%, 04/15/2050	4,213,127
	FirstEnergy Transmission LLC
4,655,000	4.35%, 01/15/2025(2)	4,535,163
2,790,000	5.45%, 07/15/2044(2)	2,340,290
4,372,000	Fortis, Inc. 3.06%, 10/04/2026	4,011,018
	Georgia Power Co.
7,610,000	2.65%, 09/15/2029	6,394,682
10,820,000	4.65%, 05/16/2028(3)	10,341,696
16,725,000	4.70%, 05/15/2032	15,175,840
5,760,000	4.95%, 05/17/2033	5,269,111
8,683,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	8,464,789
	ITC Holdings Corp.
6,355,000	3.25%, 06/30/2026	5,960,176
2,145,000	4.95%, 09/22/2027(2)	2,073,163
	Kallpa Generacion SA
400,000	4.13%, 08/16/2027(6)	363,026
1,835,000	4.88%, 05/24/2026(6)	1,747,350
3,305,000	Lamar Funding Ltd. 3.96%, 05/07/2025(6)	3,141,363
	Metropolitan Edison Co.
4,308,000	4.30%, 01/15/2029(2)	3,959,141
2,140,000	5.20%, 04/01/2028(2)	2,065,863
	MidAmerican Energy Co.
2,598,000	4.40%, 10/15/2044	2,019,852
2,195,000	5.85%, 09/15/2054	2,068,927
8,400,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(2)	7,716,102
13,376,000	Niagara Mohawk Power Corp. 2.76%, 01/10/2032(2)	10,305,058
	NRG Energy, Inc.
10,790,000	2.00%, 12/02/2025(2)	9,809,319
7,800,000	2.45%, 12/02/2027(2)	6,580,204
1,150,000	4.45%, 06/15/2029(2)	994,193
4,305,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	3,357,299
9,970,000	Ohio Edison Co. 5.50%, 01/15/2033(2)	9,289,828
4,905,000	OmGrid Funding Ltd. 5.20%, 05/16/2027(6)	4,592,650
	Pacific Gas & Electric Co.
8,225,000	2.50%, 02/01/2031	6,107,266
8,400,000	3.25%, 06/01/2031	6,533,130
6,110,000	3.50%, 08/01/2050	3,425,035
2,875,000	3.95%, 12/01/2047	1,725,935
7,685,000	4.40%, 03/01/2032	6,330,849
3,020,000	4.50%, 07/01/2040	2,152,719
25,830,000	4.95%, 07/01/2050	18,135,830
7,490,000	5.25%, 03/01/2052	5,455,522
11,860,000	5.90%, 06/15/2032	10,839,280
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Electric - 4.8% - (continued)
$ 1,920,000	6.10%, 01/15/2029	$ 1,848,233
5,375,000	6.15%, 01/15/2033	4,957,248
7,100,000	6.40%, 06/15/2033	6,676,755
1,660,000	6.75%, 01/15/2053	1,477,740
5,455,000	PacifiCorp 4.15%, 02/15/2050	3,682,851
	Pennsylvania Electric Co.
7,975,000	3.25%, 03/15/2028(2)	7,076,525
1,570,000	5.15%, 03/30/2026(2)	1,535,219
2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	2,056,235
1,145,000	PPL Capital Funding, Inc. 8.32%, 03/30/2067, 3 mo. USD Term SOFR + 2.92%	1,028,573
3,550,000	Public Service Co. of Colorado 5.25%, 04/01/2053	2,987,682
19,965,000	Public Service Enterprise Group, Inc. 5.85%, 11/15/2027	19,867,580
	Puget Energy, Inc.
9,894,000	4.10%, 06/15/2030	8,465,299
10,915,000	4.22%, 03/15/2032	9,101,273
610,000	ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries 4.50%, 07/14/2028(6)	499,261
6,140,000	Rochester Gas & Electric Corp. 1.85%, 12/01/2030(2)	4,556,870
	Sempra
2,605,000	3.70%, 04/01/2029	2,310,316
5,300,000	3.80%, 02/01/2038	3,966,604
8,565,000	5.40%, 08/01/2026	8,442,998
	Southern California Edison Co.
3,173,000	1.20%, 02/01/2026	2,858,175
7,315,000	3.45%, 02/01/2052	4,404,757
4,565,000	3.65%, 02/01/2050	2,919,224
10,625,000	4.00%, 04/01/2047	7,318,408
660,000	4.13%, 03/01/2048	460,557
3,000,000	4.50%, 09/01/2040	2,339,512
3,505,000	4.70%, 06/01/2027	3,373,083
8,595,000	4.90%, 06/01/2026	8,386,476
8,510,000	5.30%, 03/01/2028	8,323,783
595,000	5.63%, 02/01/2036	545,031
5,950,000	5.85%, 11/01/2027	5,950,751
1,500,000	5.88%, 12/01/2053	1,342,721
2,050,000	5.95%, 02/01/2038	1,907,140
	Southern Co.
17,255,000	3.70%, 04/30/2030	14,988,136
13,430,000	4.85%, 06/15/2028	12,838,172
486,480	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(2)	461,006
1,240,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(6)	1,162,967
	Virginia Electric & Power Co.
1,685,000	2.45%, 12/15/2050	853,002
4,349,000	2.95%, 11/15/2051	2,440,902
7,130,000	3.80%, 09/15/2047	4,794,096
7,205,000	5.00%, 04/01/2033	6,579,617
5,535,000	5.45%, 04/01/2053	4,760,332
5,140,000	5.70%, 08/15/2053	4,577,908
		583,363,798
	Electrical Components & Equipment - 0.0%
1,565,000	Energizer Holdings, Inc. 6.50%, 12/31/2027(2)	1,458,847
	Electronics - 0.4%
2,050,000	Coherent Corp. 5.00%, 12/15/2029(2)	1,739,569

The accompanying notes are an integral part of these financial statements.
42

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Electronics - 0.4% - (continued)
$ 9,996,000	Fortive Corp. 3.15%, 06/15/2026	$ 9,315,300
5,315,000	Imola Merger Corp. 4.75%, 05/15/2029(2)	4,633,512
	TD SYNNEX Corp.
16,155,000	1.75%, 08/09/2026	14,142,487
15,430,000	2.38%, 08/09/2028	12,671,998
		42,502,866
	Energy-Alternate Sources - 0.1%
3,170,000	Continuum Energy Aura Pte. Ltd. 9.50%, 02/24/2027(2)	3,123,672
2,735,000	Energo-Pro AS 11.00%, 11/02/2028(2)	2,746,870
	Greenko Dutch BV
804,750	3.85%, 03/29/2026(2)	716,227
578,125	3.85%, 03/29/2026(6)	514,531
550,000	Greenko Solar Mauritius Ltd. 5.95%, 07/29/2026(2)	505,313
	TerraForm Power Operating LLC
560,000	4.75%, 01/15/2030(2)	472,081
560,000	5.00%, 01/31/2028(2)	512,848
		8,591,542
	Engineering & Construction - 0.0%
	Aeropuerto Internacional de Tocumen SA
1,117,000	5.13%, 08/11/2061(2)	747,113
245,000	5.13%, 08/11/2061(6)	163,870
837,140	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(1)(2)	574,897
	IHS Holding Ltd.
865,000	5.63%, 11/29/2026(6)	696,057
435,000	5.63%, 11/29/2026(2)	350,040
1,295,000	6.25%, 11/29/2028(2)	952,576
830,000	6.25%, 11/29/2028(6)	610,531
		4,095,084
	Entertainment - 0.5%
	Caesars Entertainment, Inc.
3,310,000	4.63%, 10/15/2029(2)	2,720,402
4,760,000	8.13%, 07/01/2027(2)(3)	4,716,139
1,920,000	Cinemark USA, Inc. 5.25%, 07/15/2028(2)(3)	1,668,902
EUR 1,885,000	Cirsa Finance International SARL 7.88%, 07/31/2028(2)	1,982,053
$ 3,700,000	Penn Entertainment, Inc. 5.63%, 01/15/2027(2)	3,375,352
4,783,000	Speedway Motorsports LLC/Speedway Funding II, Inc. 4.88%, 11/01/2027(2)	4,268,828
	Warnermedia Holdings, Inc.
5,775,000	3.64%, 03/15/2025	5,581,060
1,675,000	3.76%, 03/15/2027	1,543,029
7,495,000	5.05%, 03/15/2042	5,580,532
26,855,000	5.14%, 03/15/2052	19,083,876
5,690,000	5.39%, 03/15/2062	4,008,154
4,395,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 7.13%, 02/15/2031(2)	4,092,785
		58,621,112
	Environmental Control - 0.3%
	Clean Harbors, Inc.
1,317,000	4.88%, 07/15/2027(2)	1,225,846
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Environmental Control - 0.3% - (continued)
$ 450,000	5.13%, 07/15/2029(2)	$ 402,790
29,230,000	Veralto Corp. 5.50%, 09/18/2026(2)	28,933,054
		30,561,690
	Food - 0.7%
	B&G Foods, Inc.
2,225,000	5.25%, 09/15/2027(3)	1,831,093
1,535,000	8.00%, 09/15/2028(2)	1,496,021
765,000	BRF SA 5.75%, 09/21/2050(6)	498,468
	Conagra Brands, Inc.
7,570,000	1.38%, 11/01/2027	6,300,197
22,425,000	4.60%, 11/01/2025	21,771,658
7,306,000	4.85%, 11/01/2028	6,868,156
4,410,000	5.30%, 11/01/2038	3,702,092
5,000,000	5.40%, 11/01/2048	4,030,911
4,050,000	General Mills, Inc. 5.24%, 11/18/2025	4,008,074
GBP 795,000	Iceland Bondco PLC 10.88%, 12/15/2027(2)	971,056
$ 1,065,000	JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(2)	999,875
11,560,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 2.50%, 01/15/2027	10,152,686
	Minerva Luxembourg SA
1,985,000	4.38%, 03/18/2031(6)	1,540,409
2,090,000	8.88%, 09/13/2033(2)	2,051,231
17,000,000	Nestle Holdings, Inc. 5.00%, 09/12/2030(2)	16,494,451
585,000	Performance Food Group, Inc. 4.25%, 08/01/2029(2)	493,754
	Post Holdings, Inc.
1,120,000	5.50%, 12/15/2029(2)	993,379
3,745,000	5.63%, 01/15/2028(2)	3,482,986
338,000	5.75%, 03/01/2027(2)	322,205
570,000	U.S. Foods, Inc. 4.75%, 02/15/2029(2)	503,288
		88,511,990
	Food Service - 0.0%
375,000	Aramark Services, Inc. 5.00%, 02/01/2028(2)	344,317
	Forest Products & Paper - 0.0%
870,000	Celulosa Arauco y Constitucion SA 4.50%, 08/01/2024	856,245
	Inversiones CMPC SA
385,000	3.85%, 01/13/2030(6)	328,216
370,000	3.85%, 01/13/2030(2)	315,429
605,000	6.13%, 06/23/2033(2)	569,608
		2,069,498
	Gas - 0.5%
	AmeriGas Partners LP/AmeriGas Finance Corp.
1,542,000	5.50%, 05/20/2025	1,478,278
2,140,000	5.75%, 05/20/2027	1,966,980
2,738,000	5.88%, 08/20/2026	2,565,557
1,215,000	9.38%, 06/01/2028(2)	1,201,123
6,525,000	Atmos Energy Corp. 5.90%, 11/15/2033	6,442,154
	Brooklyn Union Gas Co.
11,000,000	3.87%, 03/04/2029(2)	9,744,510
8,520,000	4.87%, 08/05/2032(2)(3)	7,402,385
	NiSource, Inc.
13,000,000	1.70%, 02/15/2031	9,541,959
3,319,000	3.60%, 05/01/2030	2,845,491

The accompanying notes are an integral part of these financial statements.
43

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Gas - 0.5% - (continued)
$ 2,768,000	3.95%, 03/30/2048	$ 1,883,918
6,178,000	5.00%, 06/15/2052	4,869,797
7,935,000	5.25%, 03/30/2028	7,707,651
2,260,000	Southern California Gas Co. 6.35%, 11/15/2052	2,195,342
3,955,000	Southern Co. Gas Capital Corp. 5.75%, 09/15/2033	3,772,830
		63,617,975
	Hand/Machine Tools - 0.1%
	Regal Rexnord Corp.
3,645,000	6.05%, 02/15/2026(2)	3,585,319
1,020,000	6.05%, 04/15/2028(2)	976,777
6,515,000	6.30%, 02/15/2030(2)	6,144,254
		10,706,350
	Healthcare - Products - 0.9%
	Alcon Finance Corp.
9,665,000	2.60%, 05/27/2030(2)	7,800,889
2,325,000	5.38%, 12/06/2032(2)	2,183,050
1,725,000	5.75%, 12/06/2052(2)	1,564,582
4,490,000	Avantor Funding, Inc. 4.63%, 07/15/2028(2)	3,998,339
1,590,000	Bausch & Lomb Escrow Corp. 8.38%, 10/01/2028(2)(9)	1,576,962
23,255,000	Baxter International, Inc. 2.54%, 02/01/2032	17,466,737
	GE HealthCare Technologies, Inc.
17,185,000	5.65%, 11/15/2027	17,017,266
17,000,000	5.86%, 03/15/2030	16,625,172
3,725,000	6.38%, 11/22/2052	3,632,375
	Haleon U.S. Capital LLC
7,545,000	3.38%, 03/24/2029	6,672,235
2,585,000	3.63%, 03/24/2032	2,157,197
	Medline Borrower LP
9,600,000	3.88%, 04/01/2029(2)	8,116,604
1,572,000	5.25%, 10/01/2029(2)	1,339,769
15,075,000	Thermo Fisher Scientific, Inc. 4.98%, 08/10/2030	14,398,820
		104,549,997
	Healthcare - Services - 0.9%
715,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(2)	637,461
	Catalent Pharma Solutions, Inc.
700,000	3.13%, 02/15/2029(2)	550,375
695,000	3.50%, 04/01/2030(2)(3)	544,706
415,000	5.00%, 07/15/2027(2)	370,325
	Centene Corp.
26,880,000	2.45%, 07/15/2028	22,587,264
1,265,000	3.00%, 10/15/2030	1,000,837
3,650,000	CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(2)	2,457,144
9,000,000	Elevance Health, Inc. 3.65%, 12/01/2027	8,294,529
	HCA, Inc.
580,000	3.38%, 03/15/2029	498,857
2,950,000	5.13%, 06/15/2039	2,437,197
5,400,000	5.25%, 06/15/2049	4,175,353
1,131,000	7.50%, 11/15/2095	1,141,138
	Humana, Inc.
9,920,000	3.70%, 03/23/2029(3)	8,977,123
2,355,000	5.50%, 03/15/2053	2,041,073
5,985,000	5.75%, 03/01/2028	5,964,634
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Healthcare - Services - 0.9% - (continued)
	IQVIA, Inc.
EUR 820,000	2.25%, 01/15/2028(2)	$ 762,255
$ 1,765,000	5.00%, 05/15/2027(2)	1,657,649
200,000	6.50%, 05/15/2030(2)	194,000
	Kaiser Foundation Hospitals
8,755,000	2.81%, 06/01/2041	5,658,348
9,130,000	3.00%, 06/01/2051	5,401,130
10,660,000	Mass General Brigham, Inc. 3.19%, 07/01/2049	6,620,657
	Sutter Health
3,150,000	1.32%, 08/15/2025	2,890,512
3,645,000	3.16%, 08/15/2040	2,463,335
2,230,000	5.55%, 08/15/2053	2,044,267
5,805,000	Tenet Healthcare Corp. 6.13%, 06/15/2030	5,373,576
	UnitedHealth Group, Inc.
3,065,000	2.75%, 05/15/2040	1,994,236
10,000,000	5.80%, 03/15/2036	9,860,684
4,080,000	5.88%, 02/15/2053	3,883,347
		110,482,012
	Home Builders - 0.2%
	Ashton Woods USA LLC/Ashton Woods Finance Co.
2,140,000	4.63%, 08/01/2029(2)	1,731,819
691,000	4.63%, 04/01/2030(2)	534,309
4,019,000	6.63%, 01/15/2028(2)	3,677,385
5,350,000	Century Communities, Inc. 3.88%, 08/15/2029(2)	4,318,036
	KB Home
1,025,000	4.00%, 06/15/2031	799,157
2,700,000	4.80%, 11/15/2029	2,339,442
490,000	6.88%, 06/15/2027	486,254
	M/I Homes, Inc.
2,040,000	3.95%, 02/15/2030	1,622,739
2,450,000	4.95%, 02/01/2028	2,181,012
900,000	MDC Holdings, Inc. 3.97%, 08/06/2061	475,770
2,230,000	STL Holding Co. LLC 7.50%, 02/15/2026(2)	2,085,050
	Taylor Morrison Communities, Inc.
1,055,000	5.13%, 08/01/2030(2)	886,648
2,735,000	5.75%, 01/15/2028(2)	2,482,184
3,553,000	Williams Scotsman, Inc. 4.63%, 08/15/2028(2)	3,156,396
		26,776,201
	Home Furnishings - 0.0%
600,000	Tempur Sealy International, Inc. 4.00%, 04/15/2029(2)	492,260
	Household Products - 0.2%
1,395,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.63%, 07/15/2030(2)	1,334,778
745,000	Estee Lauder Cos., Inc. 5.15%, 05/15/2053	643,151
	Kenvue, Inc.
12,110,000	5.05%, 03/22/2053	10,465,898
4,880,000	5.10%, 03/22/2043	4,338,110
2,050,000	5.20%, 03/22/2063	1,752,856
		18,534,793
	Household Products/Wares - 0.0%
1,840,000	SC Johnson & Son, Inc. 4.75%, 10/15/2046(2)	1,484,815

The accompanying notes are an integral part of these financial statements.
44

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Housewares - 0.0%
$ 535,000	Newell Brands, Inc. 6.38%, 09/15/2027(3)	$ 501,078
	Insurance - 1.9%
1,470,000	ACE Capital Trust II 9.70%, 04/01/2030	1,684,477
1,690,000	Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(2)	1,638,692
1,225,000	AIA Group Ltd. 3.20%, 09/16/2040(2)	794,890
	American International Group, Inc.
1,105,000	4.25%, 03/15/2029	1,005,331
5,547,000	4.50%, 07/16/2044	4,241,423
5,348,000	4.70%, 07/10/2035	4,322,669
4,460,000	4.80%, 07/10/2045	3,530,517
2,530,000	Aon Corp./Aon Global Holdings PLC 2.85%, 05/28/2027(3)	2,289,083
2,300,000	Aon Global Ltd. 4.25%, 12/12/2042	1,627,783
4,675,000	AssuredPartners, Inc. 5.63%, 01/15/2029(2)	3,966,042
	Athene Global Funding
620,000	1.99%, 08/19/2028(2)	502,554
7,665,000	2.67%, 06/07/2031(2)	5,695,251
14,500,000	2.72%, 01/07/2029(2)	11,860,114
3,995,000	Brighthouse Financial Global Funding 1.55%, 05/24/2026(2)	3,537,146
6,405,000	Brighthouse Financial, Inc. 3.85%, 12/22/2051	3,505,708
10,750,000	CNO Global Funding 2.65%, 01/06/2029(2)	8,855,038
6,865,000	Corebridge Financial, Inc. 3.85%, 04/05/2029	6,070,230
8,690,000	Corebridge Global Funding 5.90%, 09/19/2028(2)	8,588,245
	Equitable Financial Life Global Funding
16,470,000	1.70%, 11/12/2026(2)	14,384,486
6,100,000	1.80%, 03/08/2028(2)	5,047,838
8,480,000	Equitable Holdings, Inc. 4.35%, 04/20/2028	7,765,864
1,015,000	Global Atlantic Fin Co. 7.95%, 06/15/2033(2)	945,983
	HUB International Ltd.
1,187,000	7.00%, 05/01/2026(2)	1,155,439
2,000,000	7.25%, 06/15/2030(2)	1,945,538
	Liberty Mutual Group, Inc.
615,000	4.13%, 12/15/2051, (4.13% fixed rate until 09/15/2026; 5 yr. USD CMT + 3.32% thereafter)(2)(4)	488,305
18,240,000	4.30%, 02/01/2061(2)	9,526,041
5,115,000	Lincoln National Corp. 3.40%, 03/01/2032	3,844,404
6,985,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	5,968,001
13,735,000	Metropolitan Life Global Funding I 3.00%, 09/19/2027(2)	12,327,132
3,820,000	MGIC Investment Corp. 5.25%, 08/15/2028	3,511,141
	Nationwide Mutual Insurance Co.
11,700,000	4.35%, 04/30/2050(2)	7,920,115
4,940,000	9.38%, 08/15/2039(2)	5,804,921
20,000,000	New York Life Global Funding 5.45%, 09/18/2026(2)	19,876,352
1,170,000	NMI Holdings, Inc. 7.38%, 06/01/2025(2)	1,171,630
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Insurance - 1.9% - (continued)
$ 6,320,000	Pacific Life Global Funding II 1.38%, 04/14/2026(2)	$ 5,689,775
	Protective Life Global Funding
10,250,000	1.62%, 04/15/2026(2)	9,181,474
5,215,000	1.65%, 01/13/2025(2)	4,954,890
11,200,000	Unum Group 4.50%, 12/15/2049	7,472,432
	Willis North America, Inc.
6,435,000	3.60%, 05/15/2024	6,343,718
11,040,000	4.65%, 06/15/2027	10,511,876
11,550,000	5.35%, 05/15/2033	10,548,497
		230,101,045
	Internet - 0.4%
6,700,000	Alibaba Group Holding Ltd. 2.70%, 02/09/2041	3,896,794
	Amazon.com, Inc.
4,665,000	3.88%, 08/22/2037	3,834,043
9,575,000	3.95%, 04/13/2052	7,041,009
3,230,000	4.95%, 12/05/2044	2,898,096
	Gen Digital, Inc.
2,735,000	6.75%, 09/30/2027(2)	2,662,526
2,735,000	7.13%, 09/30/2030(2)(3)	2,660,540
4,835,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.50%, 03/01/2029(2)	4,019,094
8,080,000	Meta Platforms, Inc. 5.60%, 05/15/2053	7,355,853
	Newfold Digital Holdings Group, Inc.
5,180,000	6.00%, 02/15/2029(2)	3,403,510
1,180,000	11.75%, 10/15/2028(2)	1,200,320
	Prosus NV
685,000	3.06%, 07/13/2031(6)	494,367
770,000	3.26%, 01/19/2027(2)	679,308
200,000	3.68%, 01/21/2030(6)	158,807
	Uber Technologies, Inc.
6,695,000	4.50%, 08/15/2029(2)	5,904,751
1,420,000	8.00%, 11/01/2026(2)	1,430,311
		47,639,329
	Investment Company Security - 0.1%
1,015,000	Blue Owl Credit Income Corp. 7.95%, 06/13/2028(2)	993,477
	Huarong Finance 2017 Co. Ltd.
939,000	4.25%, 11/07/2027(6)	793,455
680,000	4.75%, 04/27/2027(6)	589,899
	Huarong Finance II Co. Ltd.
530,000	4.63%, 06/03/2026(6)	472,034
800,000	4.88%, 11/22/2026(6)	708,000
200,000	5.50%, 01/16/2025(6)	192,000
5,345,000	JAB Holdings BV 3.75%, 05/28/2051(2)	3,098,585
3,330,000	MDGH GMTN RSC Ltd. 5.50%, 04/28/2033(2)	3,229,714
1,035,000	Oaktree Specialty Lending Corp. 7.10%, 02/15/2029	987,435
		11,064,599
	Iron/Steel - 0.3%
	ArcelorMittal SA
6,000,000	6.55%, 11/29/2027	6,041,162
12,813,000	6.80%, 11/29/2032	12,301,810
	ATI, Inc.
1,958,000	4.88%, 10/01/2029	1,669,367
1,867,000	5.88%, 12/01/2027	1,731,514
570,000	7.25%, 08/15/2030	548,727

The accompanying notes are an integral part of these financial statements.
45

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Iron/Steel - 0.3% - (continued)
$ 520,000	Cleveland-Cliffs, Inc. 5.88%, 06/01/2027(3)	$ 495,439
	CSN Resources SA
665,000	4.63%, 06/10/2031(6)	494,894
815,000	5.88%, 04/08/2032(2)	644,728
520,000	5.88%, 04/08/2032(6)	411,360
580,000	JSW Steel Ltd. 3.95%, 04/05/2027(2)	500,932
	Steel Dynamics, Inc.
4,159,000	2.80%, 12/15/2024	4,005,968
5,785,000	3.45%, 04/15/2030	4,901,943
		33,747,844
	IT Services - 0.5%
	Apple, Inc.
20,110,000	2.65%, 02/08/2051	11,631,710
12,960,000	2.70%, 08/05/2051	7,538,887
6,520,000	3.85%, 08/04/2046	4,916,823
7,280,000	3.95%, 08/08/2052	5,435,990
3,620,000	4.38%, 05/13/2045	2,984,025
4,755,000	International Business Machines Corp. 4.15%, 05/15/2039	3,749,613
8,715,000	Leidos, Inc. 2.30%, 02/15/2031	6,567,079
5,515,000	McAfee Corp. 7.38%, 02/15/2030(2)	4,411,784
	Presidio Holdings, Inc.
4,851,000	4.88%, 02/01/2027(2)	4,444,448
1,800,000	8.25%, 02/01/2028(2)	1,703,382
	Seagate HDD Cayman
1,170,000	4.09%, 06/01/2029	998,522
500	9.63%, 12/01/2032(2)	533
		54,382,796
	Leisure Time - 0.2%
1,135,000	Acushnet Co. 7.38%, 10/15/2028(2)	1,137,066
	Carnival Corp.
646,000	5.75%, 03/01/2027(2)	578,017
4,290,000	6.00%, 05/01/2029(2)	3,624,724
EUR 1,875,000	7.63%, 03/01/2026(2)	1,944,735
$ 1,345,000	7.63%, 03/01/2026(2)	1,310,813
1,020,000	10.50%, 06/01/2030(2)	1,034,911
2,496,000	MajorDrive Holdings IV LLC 6.38%, 06/01/2029(2)	1,935,423
	NCL Corp. Ltd.
2,215,000	5.88%, 02/15/2027(2)	2,038,816
300,000	8.13%, 01/15/2029(2)	293,290
2,880,000	8.38%, 02/01/2028(2)	2,852,832
	Royal Caribbean Cruises Ltd.
4,850,000	5.50%, 08/31/2026(2)	4,576,802
740,000	7.25%, 01/15/2030(2)	729,688
1,475,000	8.25%, 01/15/2029(2)	1,506,966
740,000	11.63%, 08/15/2027(2)	802,719
	Viking Cruises Ltd.
975,000	5.88%, 09/15/2027(2)	878,378
2,350,000	9.13%, 07/15/2031(2)	2,308,875
		27,554,055
	Lodging - 0.3%
	Boyd Gaming Corp.
1,070,000	4.75%, 12/01/2027	973,673
4,500,000	4.75%, 06/15/2031(2)	3,735,024
7,940,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	7,267,642
	Melco Resorts Finance Ltd.
1,590,000	5.25%, 04/26/2026(6)	1,454,798
400,000	5.75%, 07/21/2028(6)	337,851
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Lodging - 0.3% - (continued)
$ 565,000	MGM Resorts International 4.75%, 10/15/2028	$ 492,914
	Sands China Ltd.
1,185,000	2.55%, 03/08/2027	1,012,296
625,000	3.10%, 03/08/2029	504,339
10,000,000	3.50%, 08/08/2031	7,570,635
400,000	4.30%, 01/08/2026	370,946
3,387,000	5.65%, 08/08/2028	3,132,314
700,000	Studio City Finance Ltd. 5.00%, 01/15/2029(6)	502,460
1,725,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	1,651,728
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
1,700,000	5.25%, 05/15/2027(2)(3)	1,570,736
2,885,000	5.50%, 03/01/2025(2)	2,832,504
585,000	Wynn Macau Ltd. 5.63%, 08/26/2028(2)	490,844
		33,900,704
	Machinery-Diversified - 0.2%
	Ingersoll Rand, Inc.
2,170,000	5.40%, 08/14/2028	2,115,495
2,810,000	5.70%, 08/14/2033	2,660,638
8,855,000	John Deere Capital Corp. 4.95%, 07/14/2028	8,642,541
10,135,000	Otis Worldwide Corp. 2.29%, 04/05/2027	9,032,237
1,470,000	TK Elevator U.S. Newco, Inc. 5.25%, 07/15/2027(2)	1,338,149
2,205,000	Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	2,098,388
		25,887,448
	Media - 1.7%
	CCO Holdings LLC/CCO Holdings Capital Corp.
13,200,000	4.25%, 02/01/2031(2)	10,273,054
3,550,000	4.25%, 01/15/2034(2)	2,565,748
2,670,000	4.50%, 08/15/2030(2)	2,136,658
925,000	4.75%, 02/01/2032(2)	722,018
1,325,000	5.00%, 02/01/2028(2)	1,186,305
555,000	5.38%, 06/01/2029(2)	485,309
925,000	7.38%, 03/01/2031(2)(3)	874,452
	Charter Communications Operating LLC/Charter Communications Operating Capital
14,685,000	2.25%, 01/15/2029	11,898,504
10,000,000	3.50%, 03/01/2042	5,933,651
1,120,000	3.75%, 02/15/2028	1,000,436
7,775,000	3.85%, 04/01/2061(3)	4,133,008
11,690,000	3.90%, 06/01/2052	6,627,243
7,665,000	4.80%, 03/01/2050	5,081,878
8,550,000	5.13%, 07/01/2049	5,947,780
10,990,000	5.38%, 05/01/2047	7,990,660
4,595,000	5.75%, 04/01/2048	3,509,393
6,903,000	6.48%, 10/23/2045	5,824,713
1,180,000	6.83%, 10/23/2055	1,000,922
	Comcast Corp.
14,700,000	2.94%, 11/01/2056	7,849,281
6,605,000	3.25%, 11/01/2039	4,575,494
6,640,000	3.40%, 07/15/2046	4,287,293
1,925,000	3.75%, 04/01/2040	1,421,289

The accompanying notes are an integral part of these financial statements.
46

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Media - 1.7% - (continued)
$ 4,325,000	5.35%, 05/15/2053	$ 3,746,086
8,665,000	Cox Communications, Inc. 5.45%, 09/15/2028(2)	8,445,115
	CSC Holdings LLC
1,100,000	5.25%, 06/01/2024	1,028,492
8,275,000	5.75%, 01/15/2030(2)	4,324,841
615,000	6.50%, 02/01/2029(2)	486,503
	Discovery Communications LLC
855,000	3.90%, 11/15/2024	831,780
6,110,000	3.95%, 06/15/2025	5,886,414
8,441,000	4.00%, 09/15/2055	4,859,022
3,846,000	4.65%, 05/15/2050	2,544,804
13,920,000	5.20%, 09/20/2047	10,019,636
5,395,000	5.30%, 05/15/2049	3,907,826
560,000	6.35%, 06/01/2040	487,737
	DISH DBS Corp.
1,350,000	5.75%, 12/01/2028(2)	980,438
2,670,000	5.88%, 11/15/2024	2,457,097
1,160,000	DISH Network Corp. 11.75%, 11/15/2027(2)	1,149,040
	Paramount Global
565,000	2.90%, 01/15/2027	496,376
10,627,000	4.38%, 03/15/2043	6,404,778
13,610,000	4.95%, 01/15/2031(3)	11,385,301
560,000	6.88%, 04/30/2036	483,557
1,125,000	Scripps Escrow II, Inc. 3.88%, 01/15/2029(2)(9)	854,663
5,300,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(2)(9)	3,961,750
	Sirius XM Radio, Inc.
2,960,000	4.00%, 07/15/2028(2)	2,514,330
1,450,000	4.13%, 07/01/2030(2)	1,147,385
1,565,000	Time Warner Cable Enterprises LLC 8.38%, 07/15/2033	1,636,436
	Time Warner Cable LLC
6,340,000	5.88%, 11/15/2040	5,023,364
2,825,000	6.75%, 06/15/2039	2,470,775
5,040,000	UPC Broadband Finco BV 4.88%, 07/15/2031(2)	4,002,113
	Virgin Media Secured Finance PLC
4,885,000	4.50%, 08/15/2030(2)	4,027,976
1,120,000	5.50%, 05/15/2029(2)	991,717
200,000	VTR Comunicaciones SpA 4.38%, 04/15/2029(6)	86,032
16,045,000	VZ Secured Financing BV 5.00%, 01/15/2032(2)	12,172,936
1,700,000	Ziggo BV 4.88%, 01/15/2030(2)	1,357,809
		205,497,218
	Metal Fabricate/Hardware - 0.1%
	Advanced Drainage Systems, Inc.
1,774,000	5.00%, 09/30/2027(2)	1,654,255
2,051,000	6.38%, 06/15/2030(2)	1,934,432
	Novelis Corp.
820,000	3.88%, 08/15/2031(2)	639,914
5,105,000	4.75%, 01/30/2030(2)	4,331,196
		8,559,797
	Mining - 1.5%
	Anglo American Capital PLC
4,825,000	2.88%, 03/17/2031(2)	3,748,920
20,570,000	3.88%, 03/16/2029(2)	18,229,878
1,001,000	4.88%, 05/14/2025(2)	981,709
16,215,000	5.63%, 04/01/2030(2)	15,354,433
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Mining - 1.5% - (continued)
	AngloGold Ashanti Holdings PLC
$ 1,185,000	3.38%, 11/01/2028	$ 982,031
1,810,000	3.75%, 10/01/2030	1,427,913
575,000	6.50%, 04/15/2040	498,630
515,000	Arsenal AIC Parent LLC 8.00%, 10/01/2030(2)	507,919
	BHP Billiton Finance USA Ltd.
7,955,000	4.90%, 02/28/2033	7,372,887
14,685,000	5.25%, 09/08/2030	14,139,320
14,690,000	5.25%, 09/08/2033	13,836,831
	Constellium SE
680,000	3.75%, 04/15/2029(2)	560,967
1,716,000	5.63%, 06/15/2028(2)	1,568,770
955,000	5.88%, 02/15/2026(2)	915,358
3,570,000	Corp. Nacional del Cobre de Chile 6.30%, 09/08/2053(2)	3,081,628
1,045,000	First Quantum Minerals Ltd. 6.88%, 10/15/2027(2)	890,566
	FMG Resources August 2006 Pty. Ltd.
915,000	4.38%, 04/01/2031(2)	737,543
1,595,000	4.50%, 09/15/2027(2)	1,436,154
18,125,000	5.88%, 04/15/2030(2)	16,266,107
10,135,000	6.13%, 04/15/2032(2)	8,958,845
1,110,000	Freeport-McMoRan, Inc. 4.13%, 03/01/2028	1,008,812
	Glencore Funding LLC
1,925,000	2.50%, 09/01/2030(2)(3)	1,500,606
18,280,000	5.40%, 05/08/2028(2)	17,680,629
16,575,000	6.13%, 10/06/2028(2)	16,440,028
11,910,000	6.38%, 10/06/2030(2)	11,683,583
8,355,000	Rio Tinto Finance USA Ltd. 2.75%, 11/02/2051	4,686,258
	Rio Tinto Finance USA PLC
6,000,000	5.00%, 03/09/2033(3)	5,634,363
9,535,000	5.13%, 03/09/2053	8,273,588
	Stillwater Mining Co.
1,785,000	4.00%, 11/16/2026(6)	1,535,100
2,430,000	4.50%, 11/16/2029(6)	1,843,762
1,290,000	4.50%, 11/16/2029(2)	978,787
2,940,000	WE Soda Investments Holding PLC 9.50%, 10/06/2028(2)	2,931,768
		185,693,693
	Miscellaneous Manufacturing - 0.1%
10,765,000	Parker-Hannifin Corp. 4.50%, 09/15/2029	10,010,282
	Office/Business Equipment - 0.2%
	CDW LLC/CDW Finance Corp.
5,064,000	3.25%, 02/15/2029	4,275,337
12,485,000	3.28%, 12/01/2028	10,666,435
10,435,000	3.57%, 12/01/2031	8,374,928
1,060,000	Xerox Holdings Corp. 5.00%, 08/15/2025(2)	975,143
		24,291,843
	Oil & Gas - 2.2%
	Aker BP ASA
5,024,000	2.00%, 07/15/2026(2)	4,493,514
2,950,000	3.10%, 07/15/2031(2)	2,319,811
3,505,000	3.75%, 01/15/2030(2)	2,995,361
9,200,000	4.00%, 01/15/2031(2)	7,778,090
7,975,000	6.00%, 06/13/2033(2)	7,528,367

The accompanying notes are an integral part of these financial statements.
47

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Oil & Gas - 2.2% - (continued)
	BP Capital Markets America, Inc.
$ 7,750,000	2.94%, 06/04/2051	$ 4,493,635
6,170,000	3.00%, 03/17/2052	3,607,840
7,125,000	3.06%, 06/17/2041	4,745,959
11,380,000	3.38%, 02/08/2061	6,783,207
3,945,000	3.63%, 04/06/2030	3,489,350
14,275,000	4.81%, 02/13/2033	13,075,797
	ConocoPhillips Co.
5,325,000	3.80%, 03/15/2052	3,652,488
11,600,000	5.05%, 09/15/2033	10,833,206
5,795,000	5.55%, 03/15/2054	5,216,460
2,820,000	Continental Resources, Inc. 5.75%, 01/15/2031(2)	2,619,557
3,345,000	Devon Energy Corp. 7.88%, 09/30/2031	3,583,882
1,595,000	Diamond Foreign Asset Co./Diamond Finance LLC 8.50%, 10/01/2030(2)	1,554,634
	Diamondback Energy, Inc.
1,770,000	4.25%, 03/15/2052	1,222,687
6,040,000	6.25%, 03/15/2033	5,974,016
7,644,000	6.25%, 03/15/2053	7,101,630
3,430,000	Earthstone Energy Holdings LLC 8.00%, 04/15/2027(2)	3,479,447
	Ecopetrol SA
3,005,000	4.63%, 11/02/2031	2,257,102
640,000	5.38%, 06/26/2026	612,815
1,985,000	8.63%, 01/19/2029	1,978,988
18,930,000	8.88%, 01/13/2033	18,174,218
	Empresa Nacional del Petroleo
800,000	3.75%, 08/05/2026(6)	738,412
3,550,000	5.25%, 11/06/2029(6)	3,252,771
	Energian Israel Finance Ltd.
597,000	4.88%, 03/30/2026(6)	525,360
3,445,000	5.38%, 03/30/2028(6)	2,816,804
1,567,000	5.88%, 03/30/2031(6)	1,249,400
755,000	8.50%, 09/30/2033(6)	657,794
530,000	EQT Corp. 5.00%, 01/15/2029	494,324
3,365,000	Equinor ASA 3.63%, 04/06/2040	2,503,891
	Hess Corp.
2,980,000	7.13%, 03/15/2033	3,215,090
11,627,000	7.30%, 08/15/2031	12,571,408
3,000,000	Matador Resources Co. 6.88%, 04/15/2028(2)	2,923,786
4,565,000	Noble Finance II LLC 8.00%, 04/15/2030(2)	4,562,211
1,725,000	Northern Oil & Gas, Inc. 8.75%, 06/15/2031(2)	1,711,936
	Occidental Petroleum Corp.
1,430,000	3.20%, 08/15/2026	1,313,022
1,955,000	6.13%, 01/01/2031	1,911,912
634,000	6.38%, 09/01/2028	637,740
2,265,000	6.45%, 09/15/2036	2,200,130
12,760,000	6.63%, 09/01/2030	12,798,997
	Ovintiv, Inc.
7,739,000	6.25%, 07/15/2033	7,360,522
5,510,000	7.10%, 07/15/2053	5,274,086
5,190,000	7.38%, 11/01/2031	5,333,566
	Patterson-UTI Energy, Inc.
550,000	5.15%, 11/15/2029	491,540
6,685,000	7.15%, 10/01/2033	6,535,852
	Petroleos de Venezuela SA
435,000	6.00%, 05/16/2024(6)(7)	55,245
190,000	9.00%, 11/17/2021(6)(7)	24,020
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Oil & Gas - 2.2% - (continued)
	Petroleos Mexicanos
$ 500,000	6.70%, 02/16/2032	$ 370,834
905,000	7.69%, 01/23/2050	561,597
1,500,000	8.75%, 06/02/2029	1,328,484
10,365,000	Phillips 66 Co. 4.95%, 12/01/2027	10,073,278
	Range Resources Corp.
1,070,000	4.75%, 02/15/2030(2)(3)	950,320
910,000	4.88%, 05/15/2025	884,975
	Shell International Finance BV
8,000,000	2.88%, 11/26/2041	5,197,324
11,925,000	3.00%, 11/26/2051	7,082,915
4,199,000	4.00%, 05/10/2046	3,108,111
2,320,000	4.55%, 08/12/2043	1,889,211
5,550,000	SM Energy Co. 6.50%, 07/15/2028(3)	5,343,068
	Southwestern Energy Co.
3,580,000	4.75%, 02/01/2032	3,078,917
545,000	5.38%, 02/01/2029	503,459
3,735,000	Suncor Energy, Inc. 4.00%, 11/15/2047	2,516,279
	Sunoco LP/Sunoco Finance Corp.
575,000	4.50%, 05/15/2029	498,066
520,000	7.00%, 09/15/2028(2)	505,990
3,063,750	Transocean, Inc. 8.75%, 02/15/2030(2)	3,054,712
	Var Energi ASA
520,000	5.00%, 05/18/2027(2)	488,410
5,670,000	7.50%, 01/15/2028(2)	5,801,394
3,075,000	Vital Energy, Inc. 9.75%, 10/15/2030	3,013,034
		266,982,258
	Oil & Gas Services - 0.1%
6,735,000	Enerflex Ltd. 9.00%, 10/15/2027(2)	6,108,308
6,950,000	Weatherford International Ltd. 8.63%, 04/30/2030(2)	7,022,858
		13,131,166
	Packaging & Containers - 0.3%
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
605,000	3.25%, 09/01/2028(2)	492,684
525,000	6.00%, 06/15/2027(2)	496,123
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
3,930,000	4.13%, 08/15/2026(2)	3,454,067
3,135,000	5.25%, 08/15/2027(2)	2,277,924
525,000	Berry Global, Inc. 5.50%, 04/15/2028(2)	502,790
	Clydesdale Acquisition Holdings, Inc.
2,585,000	6.63%, 04/15/2029(2)	2,348,317
2,350,000	8.75%, 04/15/2030(2)	1,873,607
1,335,000	Graphic Packaging International LLC 3.75%, 02/01/2030(2)	1,091,548
	Mauser Packaging Solutions Holding Co.
1,715,000	7.88%, 08/15/2026(2)	1,611,335
1,725,000	9.25%, 04/15/2027(2)	1,436,196
	Owens-Brockway Glass Container, Inc.
435,000	6.38%, 08/15/2025(2)	424,412
1,410,000	7.25%, 05/15/2031(2)	1,288,388
16,225,000	Sealed Air Corp. 1.57%, 10/15/2026(2)	14,192,535
EUR 2,990,000	Titan Holdings II BV 5.13%, 07/15/2029(2)	2,471,498

The accompanying notes are an integral part of these financial statements.
48

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Packaging & Containers - 0.3% - (continued)
	Trivium Packaging Finance BV
$ 1,590,000	5.50%, 08/15/2026(2)	$ 1,441,299
2,125,000	8.50%, 08/15/2027(2)(3)	1,772,870
		37,175,593
	Pharmaceuticals - 1.7%
	AbbVie, Inc.
16,861,000	2.95%, 11/21/2026	15,616,076
4,630,000	4.05%, 11/21/2039	3,633,995
7,590,000	4.45%, 05/14/2046	5,929,522
3,702,000	4.85%, 06/15/2044	3,111,560
5,000,000	AstraZeneca PLC 4.00%, 09/18/2042	3,896,213
2,400,000	Bausch Health Cos., Inc. 11.00%, 09/30/2028(2)	1,464,000
	Bayer U.S. Finance II LLC
2,900,000	4.20%, 07/15/2034(2)	2,419,476
7,820,000	4.25%, 12/15/2025(2)	7,510,734
31,415,000	Becton Dickinson & Co. 4.69%, 02/13/2028	30,085,307
	Bristol-Myers Squibb Co.
10,365,000	3.55%, 03/15/2042	7,382,632
4,655,000	4.25%, 10/26/2049	3,488,784
18,135,000	5.75%, 02/01/2031	18,060,926
9,000,000	5.90%, 11/15/2033	8,968,719
7,340,000	6.25%, 11/15/2053	7,315,506
3,690,000	Cigna Group 4.38%, 10/15/2028	3,450,483
	CVS Health Corp.
14,295,000	4.78%, 03/25/2038	11,858,576
6,290,000	5.00%, 01/30/2029	6,024,683
	CVS Pass-Through Trust
7,157	6.04%, 12/10/2028	7,078
17,953	6.94%, 01/10/2030	18,086
5,930,000	Merck & Co., Inc. 4.30%, 05/17/2030	5,505,588
6,295,000	Owens & Minor, Inc. 6.63%, 04/01/2030(2)(3)	5,496,775
535,000	Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	502,444
	Pfizer Investment Enterprises Pte. Ltd.
15,110,000	4.65%, 05/19/2030	14,227,217
7,965,000	5.11%, 05/19/2043	7,024,405
7,695,000	5.30%, 05/19/2053	6,785,402
5,955,000	5.34%, 05/19/2063	5,136,241
2,085,000	Prestige Brands, Inc. 5.13%, 01/15/2028(2)	1,922,308
EUR 1,545,000	Teva Pharmaceutical Finance Netherlands II BV 7.88%, 09/15/2031	1,675,994
	Teva Pharmaceutical Finance Netherlands III BV
$ 11,597,000	3.15%, 10/01/2026	10,213,684
8,925,000	4.75%, 05/09/2027	8,102,757
530,000	6.75%, 03/01/2028	506,819
		207,341,990
	Pipelines - 2.5%
2,981,000	AI Candelaria Spain SA 5.75%, 06/15/2033(6)	2,036,232
3,910,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75%, 01/15/2028(2)	3,667,143
	Buckeye Partners LP
1,472,000	3.95%, 12/01/2026	1,330,835
330,000	4.13%, 03/01/2025(2)	314,259
1,360,000	4.13%, 12/01/2027	1,181,568
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Pipelines - 2.5% - (continued)
$ 4,690,000	4.50%, 03/01/2028(2)	$ 4,080,300
645,000	5.60%, 10/15/2044	432,956
715,000	5.85%, 11/15/2043	505,505
580,000	9.69%, 01/22/2078, 3 mo. USD LIBOR + 4.02%(10)(11)	471,407
	Cheniere Energy Partners LP
1,560,000	4.00%, 03/01/2031	1,306,209
6,250,000	4.50%, 10/01/2029	5,594,129
1,015,000	Columbia Pipelines Holding Co. LLC 6.04%, 08/15/2028(2)	997,917
	Columbia Pipelines Operating Co. LLC
1,605,000	5.93%, 08/15/2030(2)	1,551,757
10,900,000	6.04%, 11/15/2033(2)	10,370,347
3,525,000	6.54%, 11/15/2053(2)	3,259,234
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
670,000	6.00%, 02/01/2029(2)	648,225
3,555,000	7.38%, 02/01/2031(2)	3,583,475
5,060,000	DT Midstream, Inc. 4.13%, 06/15/2029(2)	4,350,297
7,180,000	Eastern Gas Transmission & Storage, Inc. 3.00%, 11/15/2029	6,030,722
	EIG Pearl Holdings SARL
1,535,000	3.55%, 08/31/2036(2)	1,197,300
1,230,000	3.55%, 08/31/2036(6)	959,400
1,064,000	4.39%, 11/30/2046(2)	726,095
	Enbridge, Inc.
28,945,000	5.70%, 03/08/2033	27,114,076
1,125,000	5.75%, 07/15/2080, (5.75% fixed rate until 04/15/2030; 5 yr. USD CMT + 5.31% thereafter)(4)	937,749
1,025,000	8.50%, 01/15/2084, (8.50% fixed rate until 01/15/2034; 5 yr. USD CMT + 4.43% thereafter)(4)	984,686
	Energy Transfer LP
2,675,000	2.90%, 05/15/2025	2,547,951
2,275,000	4.90%, 03/15/2035	1,931,470
9,000,000	5.25%, 04/15/2029	8,549,373
4,442,000	5.30%, 04/15/2047	3,460,555
8,465,000	5.55%, 02/15/2028	8,218,361
7,275,000	6.00%, 06/15/2048	6,225,464
5,260,000	6.10%, 12/01/2028	5,195,990
2,800,000	6.13%, 12/15/2045	2,430,827
3,910,000	6.25%, 04/15/2049	3,456,179
15,110,000	6.40%, 12/01/2030	14,948,131
535,000	6.50%, 02/01/2042	496,620
	EnLink Midstream LLC
1,050,000	5.38%, 06/01/2029	960,716
4,210,000	5.63%, 01/15/2028(2)	3,969,551
415,000	6.50%, 09/01/2030(2)	398,354
1,094,000	EnLink Midstream Partners LP 5.05%, 04/01/2045	792,154
10,000,000	Enterprise Products Operating LLC 3.13%, 07/31/2029	8,686,694
	EQM Midstream Partners LP
2,144,000	4.50%, 01/15/2029(2)	1,880,422
1,950,000	4.75%, 01/15/2031(2)	1,641,860
1,070,000	5.50%, 07/15/2028	992,403
2,505,000	6.50%, 07/01/2027(2)(3)	2,434,752
1,275,000	6.50%, 07/15/2048	1,078,000
185,000	7.50%, 06/01/2027(2)	183,235
190,000	7.50%, 06/01/2030(2)	186,223

The accompanying notes are an integral part of these financial statements.
49

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Pipelines - 2.5% - (continued)
	Galaxy Pipeline Assets Bidco Ltd.
$ 335,585	1.75%, 09/30/2027(2)	$ 307,778
11,921,890	2.16%, 03/31/2034(2)	9,651,509
2,068,386	2.16%, 03/31/2034(6)	1,674,487
1,150,000	2.63%, 03/31/2036(2)	866,359
	Greensaif Pipelines Bidco SARL
15,573,000	6.13%, 02/23/2038(2)	14,497,768
1,228,000	6.51%, 02/23/2042(2)	1,144,855
535,000	Kinder Morgan Energy Partners LP 6.50%, 09/01/2039	498,193
	MPLX LP
4,630,000	4.25%, 12/01/2027	4,308,988
2,160,000	4.90%, 04/15/2058	1,527,047
14,445,000	4.95%, 09/01/2032	12,850,420
4,780,000	5.20%, 12/01/2047	3,700,490
540,000	NuStar Logistics LP 6.38%, 10/01/2030	499,500
1,992,000	ONEOK Partners LP 6.13%, 02/01/2041	1,811,381
	ONEOK, Inc.
2,839,000	3.10%, 03/15/2030	2,345,895
2,029,000	3.40%, 09/01/2029	1,737,844
3,139,000	4.35%, 03/15/2029	2,853,367
9,970,000	6.10%, 11/15/2032	9,627,431
6,474,000	6.35%, 01/15/2031	6,396,838
1,285,000	7.15%, 01/15/2051	1,263,175
	Plains All American Pipeline LP/PAA Finance Corp.
585,000	3.55%, 12/15/2029	497,515
9,292,000	3.80%, 09/15/2030	7,843,940
3,500,000	4.30%, 01/31/2043	2,369,352
3,208,000	4.90%, 02/15/2045	2,324,861
	Targa Resources Corp.
7,245,000	4.20%, 02/01/2033	6,018,545
2,300,000	4.95%, 04/15/2052	1,688,598
9,112,000	6.25%, 07/01/2052	8,010,140
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
13,491,000	4.00%, 01/15/2032	11,063,558
776,000	4.88%, 02/01/2031	684,315
2,155,000	5.50%, 03/01/2030	1,986,499
1,210,000	Venture Global Calcasieu Pass LLC 3.88%, 08/15/2029(2)	1,006,987
500,000	Venture Global LNG, Inc. 9.50%, 02/01/2029(2)	508,935
	Western Midstream Operating LP
545,000	4.75%, 08/15/2028	506,968
655,000	5.50%, 08/15/2048	496,748
2,510,000	6.15%, 04/01/2033	2,374,245
4,765,000	6.35%, 01/15/2029	4,739,031
	Williams Cos., Inc.
3,610,000	2.60%, 03/15/2031	2,820,166
2,225,000	5.10%, 09/15/2045	1,797,266
4,100,000	5.40%, 03/04/2044	3,418,013
1,074,000	6.30%, 04/15/2040	1,018,468
		303,034,583
	Real Estate - 0.0%
	Country Garden Holdings Co. Ltd.
200,000	4.20%, 02/06/2026(6)	7,740
200,000	5.40%, 05/27/2025(6)	8,200
860,000	5.63%, 01/14/2030(6)	34,735
		50,675
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Real Estate Investment Trusts - 1.7%
	American Tower Corp.
$ 19,070,000	1.60%, 04/15/2026	$ 17,068,738
19,815,000	1.88%, 10/15/2030	14,695,700
8,450,000	5.25%, 07/15/2028	8,064,600
12,670,000	American Tower Trust I 5.49%, 03/15/2028(2)	12,444,427
14,080,000	Brixmor Operating Partnership LP 4.13%, 05/15/2029	12,334,867
	Crown Castle, Inc.
30,455,000	2.90%, 03/15/2027	27,344,945
8,745,000	3.20%, 09/01/2024	8,539,380
6,557,000	4.15%, 07/01/2050	4,403,043
	Equinix, Inc.
11,210,000	1.45%, 05/15/2026	10,011,696
2,730,000	2.00%, 05/15/2028	2,280,553
6,800,000	3.90%, 04/15/2032	5,670,897
	GLP Capital LP/GLP Financing II, Inc.
5,990,000	3.25%, 01/15/2032	4,531,171
6,715,000	4.00%, 01/15/2031	5,463,260
4,750,000	5.30%, 01/15/2029	4,339,523
5,865,000	5.75%, 06/01/2028	5,497,750
5,850,000	Healthpeak OP LLC 5.25%, 12/15/2032	5,308,510
	Iron Mountain, Inc.
1,160,000	4.88%, 09/15/2029(2)	1,010,458
1,875,000	5.25%, 07/15/2030(2)	1,622,748
3,425,000	7.00%, 02/15/2029(2)	3,306,350
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
2,592,000	4.25%, 02/01/2027(2)	2,264,157
1,170,000	5.25%, 10/01/2025(2)	1,112,216
7,465,000	NNN REIT, Inc. 5.60%, 10/15/2033	6,895,789
5,520,000	Realty Income Corp. 4.85%, 03/15/2030	5,104,947
3,345,000	RHP Hotel Properties LP/RHP Finance Corp. 7.25%, 07/15/2028(2)	3,242,455
3,885,000	Simon Property Group LP 3.25%, 09/13/2049	2,264,145
5,605,000	UDR, Inc. 2.10%, 08/01/2032	3,964,503
6,660,000	VICI Properties LP 4.95%, 02/15/2030	5,937,257
1,090,000	VICI Properties LP/VICI Note Co., Inc. 4.50%, 01/15/2028(2)	984,425
	Welltower OP LLC
15,360,000	2.75%, 01/15/2032	11,735,426
2,620,000	4.00%, 06/01/2025	2,532,208
		199,976,144
	Retail - 0.9%
	1011778 BC ULC/New Red Finance, Inc.
2,830,000	3.50%, 02/15/2029(2)	2,419,394
1,755,000	3.88%, 01/15/2028(2)	1,566,843
840,000	4.00%, 10/15/2030(2)	687,997
3,245,000	4.38%, 01/15/2028(2)	2,913,725
	Asbury Automotive Group, Inc.
2,369,000	4.63%, 11/15/2029(2)(3)	2,018,145
586,000	4.75%, 03/01/2030	497,315
1,445,000	5.00%, 02/15/2032(2)	1,172,092
	AutoZone, Inc.
3,385,000	4.75%, 08/01/2032	3,008,227
12,552,000	4.75%, 02/01/2033	11,096,103

The accompanying notes are an integral part of these financial statements.
50

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Retail - 0.9% - (continued)
$ 2,335,000	6.25%, 11/01/2028	$ 2,360,415
595,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.63%, 01/15/2029(2)	501,118
	FirstCash, Inc.
1,575,000	4.63%, 09/01/2028(2)	1,381,438
790,000	5.63%, 01/01/2030(2)	703,245
	Gap, Inc.
770,000	3.63%, 10/01/2029(2)	588,468
1,945,000	3.88%, 10/01/2031(2)	1,396,310
	Home Depot, Inc.
2,315,000	4.50%, 12/06/2048	1,836,618
3,450,000	5.88%, 12/16/2036	3,426,004
7,303,000	LBM Acquisition LLC 6.25%, 01/15/2029(2)	5,769,370
	Lowe's Cos., Inc.
5,955,000	2.80%, 09/15/2041	3,636,027
8,970,000	5.63%, 04/15/2053	7,786,429
	McDonald's Corp.
4,073,000	3.63%, 09/01/2049	2,718,478
3,615,000	4.60%, 05/26/2045	2,868,218
17,455,000	5.45%, 08/14/2053	15,487,766
5,000,000	6.30%, 10/15/2037	5,063,983
6,925,000	Michaels Cos., Inc. 5.25%, 05/01/2028(2)	5,017,578
	PetSmart, Inc./PetSmart Finance Corp.
5,840,000	4.75%, 02/15/2028(2)	5,165,075
1,275,000	7.75%, 02/15/2029(2)	1,176,229
4,123,000	Specialty Building Products Holdings LLC/SBP Finance Corp. 6.38%, 09/30/2026(2)	3,835,756
	SRS Distribution, Inc.
1,915,000	4.63%, 07/01/2028(2)	1,670,543
1,675,000	6.00%, 12/01/2029(2)	1,394,438
1,945,000	Staples, Inc. 7.50%, 04/15/2026(2)	1,589,881
	Yum! Brands, Inc.
616,000	3.63%, 03/15/2031	500,219
896,000	4.63%, 01/31/2032	763,506
1,515,000	4.75%, 01/15/2030(2)	1,348,668
2,013,000	5.38%, 04/01/2032	1,804,416
		105,170,037
	Semiconductors - 1.0%
	Broadcom, Inc.
20,000,000	3.14%, 11/15/2035(2)	14,147,396
10,362,000	4.93%, 05/15/2037(2)	8,656,413
23,435,000	Entegris Escrow Corp. 4.75%, 04/15/2029(2)(9)	20,975,670
1,400,000	Entegris, Inc. 4.38%, 04/15/2028(2)	1,249,080
	Intel Corp.
3,500,000	2.80%, 08/12/2041	2,201,661
11,360,000	4.88%, 02/10/2028	11,050,210
12,555,000	4.90%, 08/05/2052	10,071,130
11,075,000	5.05%, 08/05/2062	8,798,105
7,365,000	5.13%, 02/10/2030	7,143,430
5,000,000	5.63%, 02/10/2043	4,599,729
4,560,000	Marvell Technology, Inc. 5.75%, 02/15/2029	4,435,543
	NXP BV/NXP Funding LLC/NXP USA, Inc.
7,760,000	2.65%, 02/15/2032	5,866,258
1,175,000	3.40%, 05/01/2030	987,484
6,500,000	5.00%, 01/15/2033	5,805,755
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Semiconductors - 1.0% - (continued)
	Qorvo, Inc.
$ 640,000	3.38%, 04/01/2031(2)	$ 496,311
580,000	4.38%, 10/15/2029	503,486
	QUALCOMM, Inc.
9,695,000	4.30%, 05/20/2047	7,442,300
3,245,000	4.50%, 05/20/2052	2,511,303
1,811,000	4.80%, 05/20/2045	1,530,670
2,365,000	6.00%, 05/20/2053	2,290,703
	SK Hynix, Inc.
1,160,000	2.38%, 01/19/2031(6)	853,170
2,300,000	6.38%, 01/17/2028(2)	2,275,487
2,285,000	Skyworks Solutions, Inc. 1.80%, 06/01/2026	2,039,056
		125,930,350
	Software - 1.4%
6,505,000	AthenaHealth Group, Inc. 6.50%, 02/15/2030(2)	5,308,831
1,725,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(2)	1,533,111
4,164,000	Dun & Bradstreet Corp. 5.00%, 12/15/2029(2)(3)	3,582,289
	Fair Isaac Corp.
991,000	4.00%, 06/15/2028(2)	882,428
1,000,000	5.25%, 05/15/2026(2)	962,310
11,730,000	Fiserv, Inc. 3.20%, 07/01/2026	10,958,408
	Intuit, Inc.
9,715,000	5.13%, 09/15/2028	9,566,055
6,545,000	5.20%, 09/15/2033	6,240,134
1,605,000	5.50%, 09/15/2053	1,467,925
11,410,000	Microsoft Corp. 2.92%, 03/17/2052	7,098,217
2,050,000	MSCI, Inc. 3.63%, 09/01/2030(2)	1,696,484
	Open Text Corp.
2,490,000	3.88%, 02/15/2028(2)	2,154,227
2,710,000	3.88%, 12/01/2029(2)	2,216,398
13,860,000	6.90%, 12/01/2027(2)	13,792,140
	Open Text Holdings, Inc.
1,625,000	4.13%, 02/15/2030(2)	1,346,009
930,000	4.13%, 12/01/2031(2)	729,512
	Oracle Corp.
7,410,000	2.30%, 03/25/2028	6,368,432
6,000,000	2.65%, 07/15/2026	5,521,315
18,317,000	3.60%, 04/01/2040	12,645,439
11,154,000	3.60%, 04/01/2050	6,873,878
2,100,000	3.85%, 07/15/2036	1,606,653
8,610,000	3.85%, 04/01/2060	5,205,270
14,500,000	3.90%, 05/15/2035	11,451,418
20,914,000	3.95%, 03/25/2051	13,665,407
2,860,000	4.00%, 07/15/2046	1,931,518
13,230,000	4.00%, 11/15/2047	8,856,744
1,480,000	4.13%, 05/15/2045	1,028,206
5,400,000	6.15%, 11/09/2029	5,420,960
4,300,000	6.50%, 04/15/2038	4,207,505
	PTC, Inc.
1,310,000	3.63%, 02/15/2025(2)	1,262,612
2,415,000	4.00%, 02/15/2028(2)	2,141,041
5,105,000	ROBLOX Corp. 3.88%, 05/01/2030(2)	4,142,248
6,460,000	Salesforce, Inc. 2.70%, 07/15/2041	4,176,351
2,795,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(2)	2,624,985
		168,664,460
	Telecommunications - 1.5%
	Altice France Holding SA
EUR 1,020,000	8.00%, 05/15/2027(6)	579,970

The accompanying notes are an integral part of these financial statements.
51

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Telecommunications - 1.5% - (continued)
$ 1,925,000	10.50%, 05/15/2027(2)(3)	$ 1,046,833
	Altice France SA
1,665,000	5.13%, 07/15/2029(2)	1,140,026
660,000	5.50%, 01/15/2028(2)	490,402
1,235,000	5.50%, 10/15/2029(2)	848,362
4,075,000	8.13%, 02/01/2027(2)	3,435,212
	America Movil SAB de CV
230,000	2.88%, 05/07/2030	189,754
MXN 43,930,000	9.50%, 01/27/2031	2,240,895
	AT&T, Inc.
$ 19,395,000	1.70%, 03/25/2026	17,603,131
6,800,000	3.50%, 06/01/2041	4,561,511
10,439,000	3.50%, 09/15/2053	6,189,584
9,502,000	3.55%, 09/15/2055	5,562,429
13,667,000	3.65%, 09/15/2059	7,965,053
13,720,000	3.80%, 12/01/2057	8,320,302
12,000,000	4.50%, 05/15/2035	10,034,799
1,090,000	CT Trust 5.13%, 02/03/2032(6)	836,561
	Empresa Nacional de Telecomunicaciones SA
1,040,000	3.05%, 09/14/2032(2)	744,900
858,000	3.05%, 09/14/2032(6)	614,543
	Frontier Communications Holdings LLC
5,015,000	5.00%, 05/01/2028(2)	4,326,374
2,390,000	5.88%, 10/15/2027(2)	2,184,266
1,678,208	5.88%, 11/01/2029	1,264,329
460,000	6.75%, 05/01/2029(2)(3)	364,274
	Iliad Holding SASU
1,110,000	6.50%, 10/15/2026(2)	1,037,335
730,000	7.00%, 10/15/2028(2)	660,727
EUR 1,385,000	Kaixo Bondco Telecom SA 5.13%, 09/30/2029(2)	1,300,824
2,335,000	Lorca Telecom Bondco SA 4.00%, 09/18/2027(2)	2,291,541
	Millicom International Cellular SA
$ 465,000	4.50%, 04/27/2031(3)(6)	350,738
1,197,900	5.13%, 01/15/2028(6)	1,034,797
603,000	6.25%, 03/25/2029(2)	523,159
360,000	6.25%, 03/25/2029(6)	312,334
200,000	Ooredoo International Finance Ltd. 2.63%, 04/08/2031(6)	162,450
3,385,000	Rogers Communications, Inc. 4.50%, 03/15/2042	2,516,620
2,299,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(2)	2,263,416
	Telecom Italia Capital SA
1,875,000	6.38%, 11/15/2033	1,599,014
927,000	7.20%, 07/18/2036	801,566
900,000	7.72%, 06/04/2038	794,484
4,890,000	Telefonica Emisiones SA 5.21%, 03/08/2047	3,741,967
	T-Mobile USA, Inc.
2,000,000	3.00%, 02/15/2041	1,268,805
5,610,000	3.40%, 10/15/2052	3,326,037
13,135,000	4.38%, 04/15/2040	10,204,825
12,370,000	4.80%, 07/15/2028	11,775,484
9,515,000	4.95%, 03/15/2028	9,159,757
7,780,000	5.75%, 01/15/2034	7,398,868
	VEON Holdings BV
1,120,000	3.38%, 11/25/2027(2)	795,200
860,000	3.38%, 11/25/2027(6)	611,434
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 48.9% - (continued)
	Telecommunications - 1.5% - (continued)
	Verizon Communications, Inc.
$ 15,000,000	2.10%, 03/22/2028	$ 12,801,795
10,683,000	2.99%, 10/30/2056	5,661,481
13,220,000	3.40%, 03/22/2041	8,969,634
6,585,000	4.13%, 08/15/2046	4,733,491
4,790,000	4.81%, 03/15/2039	3,986,554
6,960,000	Vodafone Group PLC 5.13%, 06/04/2081, (5.13% fixed rate until 12/04/2050; 5 yr. USD CMT + 3.07% thereafter)(4)	4,421,225
		185,049,072
	Toys/Games/Hobbies - 0.0%
565,000	Hasbro, Inc. 3.90%, 11/19/2029	486,587
565,000	Mattel, Inc. 5.88%, 12/15/2027(2)	541,638
		1,028,225
	Transportation - 0.2%
8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	6,572,684
2,520,000	First Student Bidco, Inc./First Transit Parent, Inc. 4.00%, 07/31/2029(2)	2,028,600
	Norfolk Southern Corp.
5,115,000	4.55%, 06/01/2053	3,881,077
3,734,000	4.65%, 01/15/2046	2,913,783
	Rumo Luxembourg SARL
200,000	4.20%, 01/18/2032(6)	153,800
1,370,000	5.25%, 01/10/2028(6)	1,251,611
675,000	Russian Railways Via RZD Capital PLC 5.70%, 04/05/2022(6)(7)	33,750
980,000	Transnet SOC Ltd. 8.25%, 02/06/2028(2)	926,221
		17,761,526
	Trucking & Leasing - 0.3%
650,000	DAE Funding LLC 2.63%, 03/20/2025(6)	610,745
	Penske Truck Leasing Co. LP/PTL Finance Corp.
10,395,000	1.70%, 06/15/2026(2)	9,226,711
2,000,000	2.70%, 11/01/2024(2)	1,930,033
4,520,000	3.45%, 07/01/2024(2)	4,442,696
12,000,000	3.90%, 02/01/2024(2)	11,931,844
6,420,000	4.40%, 07/01/2027(2)	5,976,089
3,620,000	6.20%, 06/15/2030(2)	3,536,777
		37,654,895
	Water - 0.0%
	Aegea Finance SARL
1,080,000	6.75%, 05/20/2029(6)	988,356
2,220,000	9.00%, 01/20/2031(2)	2,214,450
		3,202,806
	Total Corporate Bonds (cost $6,697,394,163)	$ 5,901,363,423
FOREIGN GOVERNMENT OBLIGATIONS - 3.4%
	Angola - 0.0%
	Angola Government International Bonds
2,443,000	8.00%, 11/26/2029(6)	$ 1,945,410
799,000	8.75%, 04/14/2032(6)	620,915
1,265,000	9.38%, 05/08/2048(6)	898,618
		3,464,943

The accompanying notes are an integral part of these financial statements.
52

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
	Argentina - 0.2%
	Argentina Republic Government International Bonds
$ 11,305,922	0.75%, 07/09/2030(12)	$ 3,135,682
67,682,751	3.63%, 07/09/2035(12)	16,614,719
		19,750,401
	Bermuda - 0.1%
	Bermuda Government International Bonds
740,000	2.38%, 08/20/2030(6)	585,636
325,000	3.38%, 08/20/2050(2)	190,429
1,035,000	3.38%, 08/20/2050(6)	606,442
1,115,000	3.72%, 01/25/2027(6)	1,034,163
1,525,000	4.75%, 02/15/2029(2)(3)	1,429,687
1,445,000	5.00%, 07/15/2032(2)	1,311,788
2,082,000	5.00%, 07/15/2032(6)	1,890,065
		7,048,210
	Brazil - 0.1%
	Brazil Government International Bonds
11,561,000	4.75%, 01/14/2050	7,720,373
997,000	5.00%, 01/27/2045	713,674
		8,434,047
	Bulgaria - 0.1%
	Bulgaria Government International Bonds
EUR 1,670,000	0.38%, 09/23/2030(6)	1,333,480
2,785,000	4.13%, 09/23/2029(6)	2,889,783
1,245,000	4.50%, 01/27/2033(2)	1,271,070
		5,494,333
	Chile - 0.1%
CLP 1,395,000,000	Bonos de la Tesoreria de la Republica en pesos 5.30%, 11/01/2037(6)	1,377,127
	Chile Government International Bonds
$ 11,698,000	2.55%, 07/27/2033	8,747,015
3,570,000	3.50%, 01/31/2034	2,866,681
4,690,000	5.33%, 01/05/2054	4,009,950
		17,000,773
	Colombia - 0.3%
	Colombia Government International Bonds
4,060,000	3.00%, 01/30/2030	3,121,828
14,520,000	3.13%, 04/15/2031	10,745,705
2,655,000	3.25%, 04/22/2032	1,896,023
8,050,000	4.13%, 02/22/2042	4,779,631
460,000	4.13%, 05/15/2051	253,894
470,000	4.50%, 03/15/2029	407,861
3,715,000	5.20%, 05/15/2049	2,371,104
5,014,000	5.63%, 02/26/2044	3,502,763
3,065,000	7.50%, 02/02/2034	2,867,663
2,510,000	8.00%, 04/20/2033	2,449,092
COP 20,981,500,000	Colombia TES 7.25%, 10/18/2034	3,714,728
		36,110,292
	Costa Rica - 0.0%
	Costa Rica Government International Bonds
$ 2,455,000	6.55%, 04/03/2034(2)	2,338,388
200,000	6.55%, 04/03/2034(6)	190,500
		2,528,888
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
	Czech Republic - 0.0%
CZK 43,760,000	Czech Republic Government Bonds 0.95%, 05/15/2030(6)	$ 1,504,823
	Dominican Republic - 0.3%
	Dominican Republic International Bonds
$ 7,315,000	4.50%, 01/30/2030(6)	6,192,835
14,775,000	4.88%, 09/23/2032(6)	11,953,575
330,000	5.30%, 01/21/2041(6)	240,210
2,445,000	5.30%, 01/21/2041(6)	1,779,738
3,765,000	5.50%, 02/22/2029(2)	3,426,106
6,390,000	5.50%, 02/22/2029(6)	5,814,826
6,453,000	5.88%, 01/30/2060(6)	4,569,811
2,585,000	5.95%, 01/25/2027(6)	2,491,064
2,653,000	6.40%, 06/05/2049(6)	2,076,865
830,000	7.05%, 02/03/2031(2)	796,790
		39,341,820
	Ecuador - 0.1%
	Ecuador Government International Bonds
830,000	0.00%, 07/31/2030(1)(6)	246,462
14,403,000	2.50%, 07/31/2040(6)(12)	4,817,063
21,680,543	3.50%, 07/31/2035(6)(12)	8,207,205
		13,270,730
	Egypt - 0.1%
	Egypt Government International Bonds
EUR 240,000	5.63%, 04/16/2030(6)	135,860
250,000	5.63%, 04/16/2030(2)	141,521
$ 815,000	5.80%, 09/30/2027(6)	521,225
5,285,000	5.88%, 02/16/2031(6)	2,885,399
5,575,000	6.59%, 02/21/2028(6)	3,554,062
1,385,000	7.05%, 01/15/2032(6)	780,060
3,111,000	7.30%, 09/30/2033(6)	1,709,059
1,560,000	7.90%, 02/21/2048(6)	789,915
9,253,000	8.50%, 01/31/2047(6)	4,789,353
		15,306,454
	El Salvador - 0.0%
	El Salvador Government International Bonds
1,765,000	7.12%, 01/20/2050(6)	1,096,860
430,000	7.65%, 06/15/2035(6)	300,376
		1,397,236
	Ethiopia - 0.0%
1,415,000	Ethiopia International Bonds 6.63%, 12/11/2024(6)	891,450
	Gabon - 0.1%
	Gabon Government International Bonds
2,008,000	6.63%, 02/06/2031(6)	1,430,901
1,185,000	6.63%, 02/06/2031(2)	836,377
3,436,000	6.95%, 06/16/2025(6)	2,992,660
		5,259,938
	Guatemala - 0.1%
	Guatemala Government Bonds
200,000	4.38%, 06/05/2027(6)	183,363
225,000	4.65%, 10/07/2041(6)	155,875
830,000	4.88%, 02/13/2028(6)	761,042
1,390,000	4.90%, 06/01/2030(6)	1,240,002
1,085,000	6.13%, 06/01/2050(6)	867,193

The accompanying notes are an integral part of these financial statements.
53

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
	Guatemala - 0.1% - (continued)
$ 200,000	6.60%, 06/13/2036(6)	$ 185,794
2,415,000	7.05%, 10/04/2032(2)	2,366,297
		5,759,566
	Hungary - 0.2%
	Hungary Government International Bonds
6,610,000	2.13%, 09/22/2031(6)	4,759,200
3,921,000	5.25%, 06/16/2029(2)	3,693,582
5,865,000	5.50%, 06/16/2034(2)	5,218,677
2,730,000	5.50%, 06/16/2034(6)	2,429,154
3,510,000	6.25%, 09/22/2032(2)	3,373,187
390,000	6.75%, 09/25/2052(2)	359,978
1,564,000	6.75%, 09/25/2052(6)	1,451,861
5,462,000	7.63%, 03/29/2041	5,590,576
1,380,000	Magyar Export-Import Bank Zrt 6.13%, 12/04/2027(2)	1,349,786
		28,226,001
	Jordan - 0.1%
	Jordan Government International Bonds
2,415,000	5.75%, 01/31/2027(6)	2,179,248
285,000	5.85%, 07/07/2030(6)	240,529
1,640,000	7.50%, 01/13/2029(6)	1,523,255
2,150,000	7.75%, 01/15/2028(6)	2,045,617
		5,988,649
	Kenya - 0.0%
1,440,000	Republic of Kenya Government International Bonds 6.30%, 01/23/2034(6)	978,162
	Mexico - 0.3%
MXN 75,538,200	Mexico Bonos 7.75%, 11/23/2034	3,521,205
	Mexico Government International Bonds
$ 4,075,000	4.40%, 02/12/2052	2,705,059
9,853,000	4.50%, 01/31/2050	6,797,955
542,000	4.60%, 01/23/2046	385,359
370,000	4.60%, 02/10/2048	259,097
775,000	4.75%, 04/27/2032	686,775
10,090,000	5.00%, 04/27/2051	7,443,786
4,943,000	6.34%, 05/04/2053	4,323,295
6,150,000	6.35%, 02/09/2035	5,878,984
		32,001,515
	Mongolia - 0.0%
	Mongolia Government International Bonds
1,105,000	3.50%, 07/07/2027(6)	923,151
1,935,000	8.65%, 01/19/2028(6)	1,916,471
		2,839,622
	Nigeria - 0.0%
1,325,000	Nigeria Government International Bonds 6.13%, 09/28/2028(6)	1,080,853
	North Macedonia - 0.0%
	North Macedonia Government International Bonds
EUR 2,045,000	3.68%, 06/03/2026(2)	2,027,149
825,000	3.68%, 06/03/2026(6)	817,798
975,000	6.96%, 03/13/2027(2)	1,043,173
		3,888,120
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
	Oman - 0.1%
	Oman Government International Bonds
$ 2,120,000	4.75%, 06/15/2026(6)	$ 2,032,953
1,600,000	5.38%, 03/08/2027(6)	1,547,629
735,000	6.00%, 08/01/2029(6)	711,690
1,000,000	6.75%, 10/28/2027(6)	1,009,652
4,015,000	7.00%, 01/25/2051(6)	3,713,875
		9,015,799
	Panama - 0.1%
	Panama Government International Bonds
1,348,000	3.16%, 01/23/2030	1,088,070
4,355,000	4.50%, 04/16/2050	2,726,767
4,300,000	4.50%, 04/01/2056	2,606,028
3,505,000	6.40%, 02/14/2035	3,214,485
295,000	6.85%, 03/28/2054	254,182
		9,889,532
	Peru - 0.0%
PEN 14,652,000	Peru Government Bonds 5.40%, 08/12/2034	3,181,491
	Poland - 0.0%
$ 1,200,000	Bank Gospodarstwa Krajowego 5.38%, 05/22/2033(2)	1,114,500
	Qatar - 0.1%
	Qatar Government International Bonds
4,795,000	4.40%, 04/16/2050(6)	3,695,075
4,649,000	4.82%, 03/14/2049(6)	3,800,232
		7,495,307
	Romania - 0.1%
RON 4,830,000	Romania Government Bonds 8.25%, 09/29/2032	1,104,311
	Romania Government International Bonds
EUR 1,025,000	2.00%, 01/28/2032(6)	778,535
$ 986,000	3.00%, 02/14/2031(6)	780,192
7,086,000	6.00%, 05/25/2034(2)	6,461,865
1,710,000	6.00%, 05/25/2034(6)	1,559,383
800,000	6.63%, 02/17/2028(6)	800,000
EUR 1,035,000	6.63%, 09/27/2029(6)	1,126,004
$ 1,898,000	7.63%, 01/17/2053(2)	1,864,387
1,896,000	7.63%, 01/17/2053(6)	1,867,560
		16,342,237
	Saudi Arabia - 0.3%
	Saudi Government International Bonds
1,075,000	3.25%, 11/17/2051(2)	623,500
13,740,000	3.25%, 11/17/2051(6)	7,969,200
2,280,000	3.75%, 01/21/2055(6)	1,441,644
405,000	3.75%, 01/21/2055(6)	256,081
5,790,000	4.50%, 10/26/2046(6)	4,336,363
4,325,000	5.00%, 04/17/2049(6)	3,439,499
10,915,000	5.00%, 01/18/2053(2)	8,631,386
1,905,000	5.00%, 01/18/2053(6)	1,506,440
2,230,000	5.50%, 10/25/2032(2)	2,183,509
		30,387,622

The accompanying notes are an integral part of these financial statements.
54

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
	Serbia - 0.0%
	Serbia International Bonds
$ 1,845,000	2.13%, 12/01/2030(6)	$ 1,353,322
390,000	6.50%, 09/26/2033(6)	367,605
		1,720,927
	South Africa - 0.1%
ZAR 29,200,000	Republic of South Africa Government Bonds 8.50%, 01/31/2037	1,156,720
	Republic of South Africa Government International Bonds
$ 925,000	4.85%, 09/30/2029	786,823
450,000	5.65%, 09/27/2047	292,158
7,011,000	5.75%, 09/30/2049	4,547,825
2,930,000	5.88%, 06/22/2030	2,569,317
5,800,000	7.30%, 04/20/2052	4,510,486
		13,863,329
	Sri Lanka - 0.0%
	Sri Lanka Government International Bonds
200,000	5.75%, 04/18/2023(6)(7)	103,924
2,150,000	6.20%, 05/11/2027(6)(7)	1,072,446
1,105,000	6.83%, 07/18/2026(6)(7)	569,012
495,000	6.85%, 11/03/2025(6)(7)	254,903
2,530,000	7.55%, 03/28/2030(6)(7)	1,257,752
834,000	7.85%, 03/14/2029(6)(7)	414,384
		3,672,421
	Turkey - 0.4%
	Turkiye Government International Bonds
1,405,000	4.25%, 03/13/2025	1,341,775
3,575,000	4.25%, 04/14/2026	3,277,846
7,340,000	4.88%, 10/09/2026	6,734,450
2,435,000	4.88%, 04/16/2043	1,479,457
5,810,000	5.13%, 02/17/2028	5,149,171
2,710,000	5.25%, 03/13/2030	2,235,100
1,405,000	5.75%, 05/11/2047	914,880
325,000	5.75%, 05/11/2047	211,627
5,759,000	5.88%, 06/26/2031	4,779,440
1,290,000	5.95%, 01/15/2031	1,083,930
525,000	6.00%, 01/14/2041	373,432
6,154,000	9.13%, 07/13/2030	6,146,307
5,530,000	9.38%, 03/14/2029	5,629,540
2,220,000	9.38%, 01/19/2033	2,223,774
2,418,000	9.88%, 01/15/2028	2,527,173
		44,107,902
	Ukraine - 0.0%
	Ukraine Government International Bonds
1,435,000	6.88%, 05/21/2031(2)(7)	353,727
1,635,000	6.88%, 05/21/2031(6)(7)	403,027
2,474,000	7.25%, 03/15/2035(2)(7)	622,211
835,000	7.25%, 03/15/2035(6)(7)	210,003
2,520,000	7.38%, 09/25/2034(6)(7)	633,780
910,000	7.75%, 09/01/2024(6)(7)	286,650
1,360,000	7.75%, 09/01/2026(6)(7)	387,410
2,015,000	7.75%, 09/01/2028(6)(7)	564,200
1,339,000	7.75%, 09/01/2029(6)(7)	372,242
		3,833,250
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
	United Arab Emirates - 0.0%
$ 3,975,000	Abu Dhabi Government International Bonds 3.00%, 09/15/2051(6)	$ 2,346,506
3,390,000	Emirate of Dubai Government International Bonds 3.90%, 09/09/2050(6)	2,186,686
		4,533,192
	Uruguay - 0.0%
UYU 57,516,000	Uruguay Government International Bonds 9.75%, 07/20/2033	1,425,444
	Uzbekistan - 0.0%
	Republic of Uzbekistan International Bonds
$ 1,515,000	3.90%, 10/19/2031(6)	1,136,177
3,020,000	7.85%, 10/12/2028(2)	3,000,129
		4,136,306
	Venezuela - 0.0%
	Venezuela Government International Bonds
1,015,000	7.00%, 12/01/2018(6)(7)	148,728
3,170,000	7.00%, 03/31/2038(6)(7)	525,559
340,000	7.65%, 04/21/2025(6)(7)	58,599
4,765,000	7.75%, 10/13/2019(6)(7)	643,275
11,937,200	9.00%, 05/07/2023(6)(7)	2,039,561
		3,415,722
	Total Foreign Government Obligations (cost $490,196,422)	$ 415,701,807
MUNICIPAL BONDS - 0.4%
	Airport - 0.0%
1,510,000	Port Auth of New York & New Jersey, NY, Rev 4.46%, 10/01/2062	$ 1,167,378
	General - 0.1%
6,300,000	New York State Dormitory Auth, NY, Rev 1.60%, 03/15/2027	5,578,922
4,225,000	Sales Tax Securitization Corp., IL, Rev 4.64%, 01/01/2040	3,703,347
	State of Wisconsin, WI, Rev
2,020,000	4.33%, 05/01/2028	1,934,037
3,060,000	4.35%, 05/01/2029	2,897,438
		14,113,744
	General Obligation - 0.2%
18,100,000	State of Illinois, IL, GO 5.10%, 06/01/2033	16,770,506
	Higher Education - 0.1%
12,000,000	Rutgers The State University of New Jersey, NJ, Rev 3.92%, 05/01/2119	7,518,233
5,660,000	University of California, CA, Rev 1.32%, 05/15/2027	4,916,489
		12,434,722
	Transportation - 0.0%
5,015,000	New York State Thruway Auth, NY, Rev 2.90%, 01/01/2035	4,007,636
	Total Municipal Bonds (cost $56,816,867)	$ 48,493,986

The accompanying notes are an integral part of these financial statements.
55

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 0.1%(13)
	Insurance - 0.0%
$ 2,607,887	HUB International Ltd. 9.66%, 06/20/2030, 3 mo. USD Term SOFR + 4.25%	$ 2,606,036
	Packaging & Containers - 0.0%
2,370,000	Clydesdale Acquisition Holdings, Inc. 9.60%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%	2,289,230
	Pharmaceuticals - 0.0%
556,450	Owens & Minor, Inc. 9.20%, 03/29/2029, 3 mo. USD Term SOFR + 3.75%	555,521
	Software - 0.1%
2,590,648	Dun & Bradstreet Corp. 8.18%, 02/06/2026, 1 mo. USD Term SOFR + 2.75%	2,586,606
3,634,000	McAfee LLC 9.16%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%	3,468,217
		6,054,823
	Total Senior Floating Rate Interests (cost $11,704,905)	$ 11,505,610
U.S. GOVERNMENT SECURITIES - 1.9%
	U.S. Treasury Securities - 1.9%
	U.S. Treasury Bonds - 1.2%
2,245,000	1.25%, 05/15/2050	$ 997,183
44,140,000	1.75%, 08/15/2041	26,356,408
60,100,000	2.38%, 02/15/2042	39,903,113
5,000,000	2.75%, 11/15/2042	3,503,711
8,550,000	3.00%, 05/15/2045	6,080,520
16,520,000	3.25%, 05/15/2042	12,647,480
4,355,000	3.88%, 02/15/2043	3,640,508
41,200,000	3.88%, 05/15/2043	34,402,000
8,600,000	4.00%, 11/15/2042	7,328,813
2,240,000	4.13%, 08/15/2053	1,930,950
5,890,000	4.25%, 11/15/2040(14)	5,266,718
4,500,000	4.38%, 08/15/2043	4,034,531
		146,091,935
	U.S. Treasury Notes - 0.7%
20,000,000	0.25%, 06/30/2025(14)(15)	18,444,531
21,120,000	3.63%, 03/31/2030	19,637,475
20,000,000	3.75%, 05/31/2030	18,708,594
14,715,000	4.00%, 02/29/2028	14,234,463
2,400,000	4.50%, 07/15/2026	2,373,563
12,115,000	4.63%, 09/30/2028	12,009,940
1,700,000	4.63%, 09/30/2030	1,673,437
		87,082,003
	Total U.S. Government Securities (cost $268,699,703)	$ 233,173,938
COMMON STOCKS - 43.0%
	Banks - 3.5%
1,125,145	JP Morgan Chase & Co.	$ 156,462,664
681,694	M&T Bank Corp.	76,860,998
7,081,524	New York Community Bancorp, Inc.	67,132,848
3,928,853	Regions Financial Corp.	57,086,234
787,836	Royal Bank of Canada	62,924,619
		420,467,363
Shares or Principal Amount		Market Value†
COMMON STOCKS - 43.0% - (continued)
	Capital Goods - 3.9%
200,595	Eaton Corp. PLC	$ 41,705,706
743,636	Emerson Electric Co.	66,161,295
436,573	General Dynamics Corp.	105,349,431
272,279	Honeywell International, Inc.	49,897,849
1,142,183	Johnson Controls International PLC	55,989,811
274,048	L3Harris Technologies, Inc.	49,166,952
622,012	RTX Corp.	50,625,557
425,393	Siemens AG	56,449,161
		475,345,762
	Consumer Discretionary Distribution & Retail - 1.7%
175,919	Home Depot, Inc.	50,082,380
1,255,070	LKQ Corp.	55,122,674
485,507	TJX Cos., Inc.	42,758,602
273,534	Tractor Supply Co.	52,671,707
		200,635,363
	Consumer Services - 0.5%
407,581	Darden Restaurants, Inc.	59,315,263
	Energy - 4.5%
1,445,093	ConocoPhillips	171,677,048
2,859,083	Coterra Energy, Inc.	78,624,782
327,561	Diamondback Energy, Inc.	52,514,580
1,678,458	Enbridge, Inc.	53,788,119
1,093,859	EOG Resources, Inc.	138,099,699
457,268	Phillips 66	52,160,561
		546,864,789
	Equity Real Estate Investment Trusts (REITs) - 2.9%
921,638	Crown Castle, Inc. REIT	85,693,901
2,156,467	Gaming & Leisure Properties, Inc. REIT	97,882,037
3,662,550	Host Hotels & Resorts, Inc. REIT	56,696,274
510,884	Welltower, Inc. REIT	42,715,011
2,423,059	Weyerhaeuser Co. REIT	69,517,563
		352,504,786
	Financial Services - 2.2%
695,872	Ares Management Corp. Class A	68,606,021
1,948,067	Equitable Holdings, Inc.	51,760,140
225,053	Goldman Sachs Group, Inc.	68,328,341
993,826	Morgan Stanley	70,382,757
		259,077,259
	Food, Beverage & Tobacco - 3.5%
1,011,031	Archer-Daniels-Midland Co.	72,359,489
1,087,517	Kellanova	54,886,983
2,662,110	Keurig Dr Pepper, Inc.	80,741,796
492,284	Pernod Ricard SA	87,417,989
1,387,523	Philip Morris International, Inc.	123,711,551
		419,117,808
	Health Care Equipment & Services - 0.4%
714,208	Medtronic PLC	50,394,516
	Household & Personal Products - 1.3%
2,794,368	Kenvue, Inc.	51,975,245
2,238,703	Unilever PLC ADR	106,002,587
		157,977,832
	Insurance - 2.0%
1,278,268	American International Group, Inc.	78,370,611
259,440	Chubb Ltd.	55,681,013
1,759,296	MetLife, Inc.	105,575,353
		239,626,977
	Materials - 2.5%
3,877,272	Barrick Gold Corp.	61,958,806

The accompanying notes are an integral part of these financial statements.
56

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 43.0% - (continued)
	Materials - 2.5% - (continued)
885,510	LyondellBasell Industries NV Class A	$ 79,908,422
407,049	PPG Industries, Inc.	49,973,406
1,628,011	Rio Tinto PLC ADR	104,746,228
		296,586,862
	Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
1,447,078	AstraZeneca PLC ADR	91,498,742
1,197,384	Gilead Sciences, Inc.	94,042,539
906,447	Johnson & Johnson	134,462,348
1,803,471	Merck & Co., Inc.	185,216,472
6,485,632	Pfizer, Inc.	198,200,914
286,981	Roche Holding AG	73,957,748
		777,378,763
	Semiconductors & Semiconductor Equipment - 1.8%
251,936	Analog Devices, Inc.	39,637,091
68,683	Broadcom, Inc.	57,787,816
351,333	NXP Semiconductors NV	60,580,349
558,681	QUALCOMM, Inc.	60,890,642
		218,895,898
	Technology Hardware & Equipment - 1.6%
2,463,600	Cisco Systems, Inc.	128,427,468
2,443,942	Corning, Inc.	65,399,888
		193,827,356
	Transportation - 0.9%
507,355	Canadian National Railway Co.	53,682,495
380,757	United Parcel Service, Inc. Class B	53,781,926
		107,464,421
	Utilities - 3.4%
1,248,514	American Electric Power Co., Inc.	94,312,748
1,384,938	Dominion Energy, Inc.	55,840,700
2,444,578	Exelon Corp.	95,191,867
1,290,852	NextEra Energy, Inc.	75,256,672
1,296,906	Sempra	90,822,327
		411,424,314
	Total Common Stocks (cost $4,636,545,412)	$ 5,186,905,332
PREFERRED STOCKS - 0.2%
	Banks - 0.1%
770,000	Bank of America Corp. Series PP, 4.13%(5)	$ 12,196,800
	Financial Services - 0.1%
589,831	Charles Schwab Corp. Series J, 4.45%(3)(5)	10,410,517
	Total Preferred Stocks (cost $33,995,775)	$ 22,607,317
	Total Long-Term Investments (cost $12,203,316,617)	$ 11,826,968,874
SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.2%
$ 20,911,411	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $20,914,478; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $21,329,692	$ 20,911,411
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.9% - (continued)
	Securities Lending Collateral - 0.5%
9,327,518	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(16)		$ 9,327,518
31,091,724	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(16)		31,091,724
9,327,517	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(16)		9,327,517
9,327,517	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(16)		9,327,517
			59,074,276
	U.S. Treasury Securities - 0.2%
	U.S. Treasury Bills - 0.2%
$ 6,075,000	5.26%, 12/07/2023(17)		6,042,796
10,000,000	5.26%, 12/12/2023(17)		9,939,833
170,000	5.28%, 12/12/2023(17)		168,974
350,000	5.30%, 12/05/2023(17)		348,231
6,065,000	5.31%, 12/19/2023(17)		6,022,068
			22,521,902
	Total Short-Term Investments (cost $102,507,589)		$ 102,507,589
	Total Investments (cost $12,305,824,206)	98.9%	$ 11,929,476,463
	Other Assets and Liabilities	1.1%	136,482,626
	Total Net Assets	100.0%	$ 12,065,959,089
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security is a zero-coupon bond.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $1,627,354,004, representing 13.5% of net assets.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

The accompanying notes are an integral part of these financial statements.
57

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $256,876,381, representing 2.1% of net assets.
(7)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(8)	Investment valued using significant unobservable inputs.
(9)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(10)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(11)	As of October 31, 2023, the one-, three- and six-month LIBOR reference rates are published by ICE Benchmark Administration on a synthetic basis. See the Notes to Financial Statements regarding the risk disclosure.
(12)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(13)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.
(14)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2023, the market value of securities pledged was $5,755,498.
(15)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2023, the market value of securities pledged was $4,426,687.
(16)	Current yield as of period end.
(17)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	1,176	12/29/2023	$ 238,048,126	$ (902,114)
U.S. Treasury Long Bond Future	226	12/19/2023	24,732,875	(1,368,431)
U.S. Treasury Ultra Bond Future	1,472	12/19/2023	165,692,000	(16,690,180)
Total				$ (18,960,725)
Short position contracts:
Euro BUXL 30-Year Bond Future	5	12/07/2023	$ 637,082	$ 53,788
Euro-BOBL Future	33	12/07/2023	4,060,534	11,388
Euro-BTP Future	42	12/07/2023	4,898,200	(90,685)
Euro-BUND Future	9	12/07/2023	1,228,359	15,603
Euro-Schatz Future	2	12/07/2023	222,572	(690)
U.S. Treasury 5-Year Note Future	3,395	12/29/2023	354,697,931	1,370,888
U.S. Treasury 10-Year Note Future	235	12/19/2023	24,950,391	9,098
U.S. Treasury 10-Year Ultra Future	1,216	12/19/2023	132,335,000	4,969,865
Total				$ 6,339,255
Total futures contracts				$ (12,621,470)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2023
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.S40.V1	USD	27,260,000	(1.00%)	12/20/2028	Quarterly	$ 1,280,495	$ —	$ 1,457,223	$ 176,728
Sell protection:
CDX.NA.HY.S41.V1	USD	10,055,000	5.00%	12/20/2028	Quarterly	$ —	$ (47,753)	$ 11,878	$ 59,631
The accompanying notes are an integral part of these financial statements.
58

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2023 – (continued)
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Republic of Turkey (B+)	USD	6,290,000	1.00%	06/20/2028	Quarterly	$ —	$ (952,096)	$ (671,117)	$ 280,979
Total						$ —	$ (952,096)	$ (671,117)	$ 280,979
Total centrally cleared credit default swap contracts						$ 1,280,495	$ (999,849)	$ 797,984	$ 517,338

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
12,080,000	BRL	2,372,293	USD	GSC	12/04/2023	$ 13,655
5,663,000	BRL	1,118,286	USD	MSC	12/04/2023	226
198,421,000	CLP	220,500	USD	MSC	12/20/2023	511
120,953,000	CLP	134,473	USD	BOA	12/20/2023	251
121,214,000	CLP	134,982	USD	CBK	12/20/2023	32
3,985,900,000	COP	919,682	USD	CBK	12/20/2023	37,716
365,000	EUR	385,534	USD	CBK	12/20/2023	1,610
212,000	EUR	224,367	USD	MSC	12/20/2023	495
421,000	EUR	446,332	USD	DEUT	12/20/2023	210
294,000	EUR	311,704	USD	JPM	12/20/2023	132
170,000	EUR	182,095	USD	SSG	12/20/2023	(1,782)
531,000,000	HUF	1,433,446	USD	UBS	12/20/2023	24,719
72,360,000	INR	866,276	USD	JPM	12/20/2023	1,623
243,950,000	KZT	524,849	USD	GSC	01/22/2024	(15,216)
243,950,000	KZT	523,161	USD	DEUT	01/26/2024	(13,949)
3,680,000	PLN	878,533	USD	BOA	12/20/2023	(6,344)
4,040,000	RON	858,752	USD	BNP	12/20/2023	1,412
1,222,073	USD	6,023,000	BRL	GSC	12/04/2023	32,457
1,749,492	USD	8,855,000	BRL	JPM	12/04/2023	521
2,092,652	USD	1,882,654,000	CLP	BNP	12/20/2023	(4,343)
2,286,593	USD	9,783,601,000	COP	BNP	12/20/2023	(63,389)
1,440,145	USD	6,260,640,000	COP	UBS	12/20/2023	(63,636)
1,501,726	USD	35,140,000	CZK	GSC	12/20/2023	(10,117)
19,864,407	USD	18,802,000	EUR	DEUT	11/30/2023	(55,471)
19,164,144	USD	17,816,000	EUR	DEUT	12/20/2023	267,285
1,229,872	USD	1,154,000	EUR	BMO	12/20/2023	5,861
563,004	USD	527,000	EUR	JPM	12/20/2023	4,032
417,803	USD	391,000	EUR	MSC	12/20/2023	3,082
422,489	USD	397,000	EUR	CBK	12/20/2023	1,404
230,670	USD	218,000	EUR	BOA	12/20/2023	(556)
154,072	USD	146,000	EUR	BNP	12/20/2023	(786)
547,701	USD	519,000	EUR	SCB	12/20/2023	(2,786)
954,021	USD	789,000	GBP	BCLY	11/30/2023	(5,147)
1,245,998	USD	21,916,000	MXN	DEUT	12/20/2023	40,583
735,855	USD	13,149,000	MXN	TDB	12/20/2023	12,639
490,694	USD	8,766,000	MXN	BCLY	12/20/2023	8,550
3,710,088	USD	67,631,000	MXN	JPM	12/20/2023	(9,726)
692,153	USD	2,580,000	PEN	CBK	12/20/2023	21,930
230,359	USD	860,000	PEN	GSC	12/20/2023	6,952
2,336,187	USD	9,006,000	PEN	BOA	12/20/2023	(3,358)
1,108,957	USD	5,155,000	RON	GSC	12/20/2023	11,396
1,218,930	USD	23,490,000	ZAR	BNP	12/20/2023	(35,813)
Total foreign currency contracts						$ 206,865
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
59

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 7,217,461	$ —	$ 7,217,461	$ —
Corporate Bonds	5,901,363,423	—	5,901,363,423	—
Foreign Government Obligations	415,701,807	—	415,701,807	—
Municipal Bonds	48,493,986	—	48,493,986	—
Senior Floating Rate Interests	11,505,610	—	11,505,610	—
U.S. Government Securities	233,173,938	—	233,173,938	—
Common Stocks
Banks	420,467,363	420,467,363	—	—
Capital Goods	475,345,762	418,896,601	56,449,161	—
Consumer Discretionary Distribution & Retail	200,635,363	200,635,363	—	—
Consumer Services	59,315,263	59,315,263	—	—
Energy	546,864,789	546,864,789	—	—
Equity Real Estate Investment Trusts (REITs)	352,504,786	352,504,786	—	—
Financial Services	259,077,259	259,077,259	—	—
Food, Beverage & Tobacco	419,117,808	331,699,819	87,417,989	—
Health Care Equipment & Services	50,394,516	50,394,516	—	—
Household & Personal Products	157,977,832	157,977,832	—	—
Insurance	239,626,977	239,626,977	—	—
Materials	296,586,862	296,586,862	—	—
Pharmaceuticals, Biotechnology & Life Sciences	777,378,763	703,421,015	73,957,748	—
Semiconductors & Semiconductor Equipment	218,895,898	218,895,898	—	—
Technology Hardware & Equipment	193,827,356	193,827,356	—	—
Transportation	107,464,421	107,464,421	—	—
Utilities	411,424,314	411,424,314	—	—
Preferred Stocks	22,607,317	22,607,317	—	—
Short-Term Investments	102,507,589	59,074,276	43,433,313	—
Foreign Currency Contracts(2)	499,284	—	499,284	—
Futures Contracts(2)	6,430,630	6,430,630	—	—
Swaps - Credit Default(2)	517,338	—	517,338	—
Total	$ 11,936,923,715	$ 5,057,192,657	$ 6,879,731,058	$ —
Liabilities
Foreign Currency Contracts(2)	$ (292,419)	$ —	$ (292,419)	$ —
Futures Contracts(2)	(19,052,100)	(19,052,100)	—	—
Total	$ (19,344,519)	$ (19,052,100)	$ (292,419)	$ —

(1)	For the year ended October 31, 2023, investments valued at $296,400 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
60

Hartford AARP Balanced Retirement Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.5%
	Asset-Backed - Automobile - 0.7%
$ 110,000	ARI Fleet Lease Trust 5.41%, 02/17/2032(1)	$ 108,971
55,000	Citizens Auto Receivables Trust 5.83%, 02/15/2028(1)	54,665
110,000	Ford Credit Auto Owner Trust 5.28%, 02/15/2036(1)	107,380
30,000	GM Financial Automobile Leasing Trust 5.44%, 08/20/2027	29,703
150,000	Toyota Auto Receivables Owner Trust 4.63%, 09/15/2027	147,011
		447,730
	Asset-Backed - Finance & Insurance - 0.3%
190,000	Cologix Data Centers U.S. Issuer LLC 3.30%, 12/26/2051(1)	166,317
	Commercial Mortgage-Backed Securities - 6.5%
	Benchmark Mortgage Trust
854,788	0.46%, 07/15/2051(2)(3)	12,931
3,003,951	1.19%, 03/15/2062(2)(3)	137,170
99,370	1.79%, 07/15/2053(2)(3)	6,611
	BX Commercial Mortgage Trust
153,000	6.90%, 10/15/2036, 1 mo. USD Term SOFR + 1.56%(1)(4)	151,361
127,500	7.45%, 10/15/2036, 1 mo. USD Term SOFR + 2.11%(1)(4)	125,572
	BX Trust
100,000	6.30%, 10/13/2027(1)	96,621
100,000	6.79%, 10/13/2027(1)	86,992
	CD Mortgage Trust
2,676,113	0.96%, 02/10/2050(2)(3)	61,794
295,018	2.46%, 08/10/2049	270,215
359,978	Citigroup Commercial Mortgage Trust 3.46%, 09/15/2048	346,060
350,000	Commercial Mortgage Trust 3.76%, 08/10/2048	334,386
200,000	CSMC Trust 3.65%, 11/13/2039(1)(3)	146,605
1,481,919	DBGS Mortgage Trust 0.20%, 10/15/2051(2)(3)	11,548
	DBJPM Mortgage Trust
1,457,801	1.41%, 08/10/2049(2)(3)	44,263
1,840,878	1.71%, 09/15/2053(2)(3)	107,110
	GS Mortgage Securities Trust
350,000	3.44%, 11/10/2049(3)	321,794
380,046	4.11%, 07/10/2051(3)	362,447
210,000	Hudson Yards Mortgage Trust 3.44%, 07/10/2039(1)(3)	159,807
2,125,395	JPMDB Commercial Mortgage Securities Trust 0.61%, 06/15/2051(2)(3)	40,441
	Morgan Stanley Capital I Trust
825,221	0.80%, 07/15/2051(2)(3)	23,307
268,098	1.32%, 06/15/2050(2)(3)	7,793
60,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	54,913
	Starwood Trust
220,000	6.47%, 07/15/2036, 1 mo. USD Term SOFR + 1.14%(1)(4)	212,831
80,000	6.82%, 07/15/2036, 1 mo. USD Term SOFR + 1.49%(1)(4)	76,992
	Wells Fargo Commercial Mortgage Trust
390,000	3.45%, 07/15/2050	352,245
15,000	4.14%, 05/15/2048(3)	12,515
	Wells Fargo NA
822,461	0.43%, 08/15/2061(2)(3)	14,446
2,895,143	0.89%, 05/15/2062(2)(3)	108,804
2,706,730	0.94%, 08/15/2061(2)(3)	112,103
2,608,454	1.21%, 03/15/2063(2)(3)	141,305
1,699,709	1.76%, 03/15/2063(2)(3)	150,105
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.5% - (continued)
	Commercial Mortgage-Backed Securities - 6.5% - (continued)
$ 65,000	2.34%, 03/15/2063	$ 44,212
145,000	4.83%, 08/15/2055(3)	125,829
		4,261,128
	Other Asset-Backed Securities - 6.0%
250,000	AGL CLO 25 Ltd. 7.85%, 07/21/2036, 3 mo. USD Term SOFR + 2.60%(1)(4)	251,226
	Aligned Data Centers Issuer LLC
65,000	6.00%, 08/17/2048(1)	61,313
60,000	6.35%, 10/15/2047(1)	58,139
250,000	Bain Capital Credit CLO Ltd. 7.82%, 10/23/2034, 3 mo. USD Term SOFR + 2.41%(1)(4)	244,528
	Carlyle Global Market Strategies CLO Ltd.
250,000	7.23%, 07/20/2031, 3 mo. USD Term SOFR + 1.81%(1)(4)	246,420
250,000	7.46%, 04/17/2031, 3 mo. USD Term SOFR + 2.06%(1)(4)	239,452
250,000	Carlyle U.S. CLO Ltd. 7.95%, 07/20/2035, 3 mo. USD Term SOFR + 2.60%(1)(4)	250,606
75,000	Dell Equipment Finance Trust 5.65%, 09/22/2028(1)	74,416
85,000	DLLAD LLC 4.79%, 01/20/2028(1)	82,994
	Domino's Pizza Master Issuer LLC
82,875	2.66%, 04/25/2051(1)	69,237
142,500	4.12%, 07/25/2048(1)	135,469
	FirstKey Homes Trust
120,000	1.67%, 10/19/2037(1)	108,624
210,000	3.02%, 10/19/2037(1)	191,722
	Hotwire Funding LLC
40,000	2.31%, 11/20/2051(1)	34,958
60,000	5.69%, 05/20/2053(1)	57,221
250,000	Madison Park Funding XXXI Ltd. 7.37%, 01/23/2031, 3 mo. USD Term SOFR + 1.96%(1)(4)	246,015
250,000	Octagon Investment Partners 31 Ltd. 7.73%, 07/20/2030, 3 mo. USD Term SOFR + 2.31%(1)(4)	246,423
250,000	Octagon Investment Partners 37 Ltd. 7.39%, 07/25/2030, 3 mo. USD Term SOFR + 2.01%(1)(4)	239,326
275,000	Octagon Investment Partners 48 Ltd. 7.73%, 10/20/2034, 3 mo. USD Term SOFR + 2.31%(1)(4)	267,099
190,000	Progress Residential Trust 5.20%, 07/20/2039(1)	177,090
250,000	Race Point VIII CLO Ltd. 7.69%, 02/20/2030, 3 mo. USD Term SOFR + 2.31%(1)(4)	242,010
	Stack Infrastructure Issuer LLC
100,000	1.88%, 03/26/2046(1)	88,441
30,000	1.89%, 08/25/2045(1)	27,276
40,000	5.90%, 07/25/2048(1)	38,087
25,000	Summit Issuer LLC 5.60%, 02/20/2053(1)	23,538
	Vantage Data Centers Issuer LLC
130,000	1.65%, 09/15/2045(1)	117,742
23,958	3.19%, 07/15/2044(1)	23,333
60,000	VB-S1 Issuer LLC 3.16%, 02/15/2052(1)	52,874
		3,895,579
	Whole Loan Collateral CMO - 2.0%
6,436	Angel Oak Mortgage Trust 2.59%, 10/25/2049(1)(3)	6,147
18,821	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(3)	16,939
9,508	Bunker Hill Loan Depositary Trust 2.88%, 07/25/2049(1)(5)	8,737
86,881	Ellington Financial Mortgage Trust 4.30%, 04/25/2067(1)(3)	78,177

The accompanying notes are an integral part of these financial statements.
61

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.5% - (continued)
	Whole Loan Collateral CMO - 2.0% - (continued)
$ 70,085	Federal National Mortgage Association Connecticut Avenue Securities 7.02%, 07/25/2043, 30 day USD SOFR Average + 1.70%(1)(4)	$ 70,084
	GS Mortgage-Backed Securities Corp. Trust
92,832	2.75%, 06/25/2051(1)(3)	65,476
428,166	2.77%, 05/25/2051(1)(3)	287,402
186,253	3.27%, 03/27/2051(1)(3)	137,291
	JP Morgan Mortgage Trust
309,258	4.02%, 11/25/2050(1)(3)	237,402
150,000	6.47%, 04/25/2054(1)(3)	141,991
8,646	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(3)	8,402
	New Residential Mortgage Loan Trust
27,784	3.25%, 09/25/2056(1)(3)	24,502
25,990	3.50%, 12/25/2057(1)(3)	24,063
23,652	3.75%, 11/25/2056(1)(3)	21,283
	Seasoned Credit Risk Transfer Trust
15,646	2.50%, 08/25/2059	13,782
8,399	3.50%, 10/25/2058	7,278
	Verus Securitization Trust
7,789	3.14%, 11/25/2059(1)(3)	7,456
92,021	4.47%, 04/25/2067(1)(5)	85,289
52,617	Wells Fargo Mortgage-Backed Securities Trust 3.00%, 07/25/2050(1)(3)	41,005
		1,282,706
	Total Asset & Commercial Mortgage-Backed Securities (cost $11,014,444)	$ 10,053,460
CORPORATE BONDS - 18.0%
	Aerospace/Defense - 0.5%
	Boeing Co.
10,000	3.25%, 02/01/2035	$ 7,415
75,000	3.63%, 02/01/2031	63,333
20,000	3.95%, 08/01/2059	12,405
130,000	Moog, Inc. 4.25%, 12/15/2027(1)	115,729
100,000	Northrop Grumman Corp. 4.75%, 06/01/2043	82,325
25,000	RTX Corp. 4.45%, 11/16/2038	19,969
		301,176
	Agriculture - 0.2%
	Altria Group, Inc.
10,000	3.40%, 05/06/2030	8,377
35,000	3.88%, 09/16/2046	21,728
90,000	4.80%, 02/14/2029	84,344
		114,449
	Auto Manufacturers - 0.2%
	General Motors Co.
5,000	6.13%, 10/01/2025	4,991
120,000	6.75%, 04/01/2046	108,027
		113,018
	Auto Parts & Equipment - 0.2%
112,000	Clarios Global LP/Clarios U.S. Finance Co. 6.25%, 05/15/2026(1)	109,374
	Biotechnology - 0.2%
	Amgen, Inc.
38,000	5.15%, 11/15/2041	32,263
60,000	5.25%, 03/02/2030	57,682
35,000	Illumina, Inc. 5.75%, 12/13/2027	34,218
5,000	Royalty Pharma PLC 1.75%, 09/02/2027	4,259
		128,422
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.0% - (continued)
	Chemicals - 0.5%
$ 10,000	Avient Corp. 7.13%, 08/01/2030(1)	$ 9,609
45,000	Celanese U.S. Holdings LLC 6.35%, 11/15/2028	43,957
5,000	Dow Chemical Co. 4.80%, 05/15/2049	3,819
115,000	DuPont de Nemours, Inc. 5.32%, 11/15/2038	103,202
145,000	Huntsman International LLC 4.50%, 05/01/2029	129,770
85,000	Sherwin-Williams Co. 4.50%, 06/01/2047	64,517
		354,874
	Commercial Banks - 1.3%
250,000	Bank of America Corp. 6.11%, 01/29/2037	238,271
60,000	Citigroup, Inc. 3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD Term SOFR + 1.60% thereafter)(6)	53,121
30,000	Huntington Bancshares, Inc. 6.21%, 08/21/2029, (6.21% fixed rate until 08/21/2028; 6 mo. USD SOFR + 2.02% thereafter)(6)	28,855
260,000	JP Morgan Chase & Co. 4.59%, 04/26/2033, (4.59% fixed rate until 04/26/2032; 6 mo. USD SOFR + 1.80% thereafter)(6)	228,981
80,000	M&T Bank Corp. 7.41%, 10/30/2029, (7.41% fixed rate until 10/30/2028; 6 mo. USD SOFR + 2.80% thereafter)(6)	80,266
70,000	PNC Financial Services Group, Inc. 4.63%, 06/06/2033, (4.63% fixed rate until 06/06/2032; 6 mo. USD SOFR + 1.85% thereafter)(6)	58,521
	Wells Fargo & Co.
20,000	4.75%, 12/07/2046	14,804
180,000	4.90%, 11/17/2045	137,352
		840,171
	Commercial Services - 0.5%
5,000	Equifax, Inc. 3.10%, 05/15/2030	4,111
10,000	ERAC USA Finance LLC 7.00%, 10/15/2037(1)	10,429
15,000	Gartner, Inc. 3.75%, 10/01/2030(1)	12,424
	Global Payments, Inc.
15,000	2.90%, 05/15/2030	12,036
10,000	3.20%, 08/15/2029	8,399
125,000	Service Corp. International 4.63%, 12/15/2027	115,558
120,000	United Rentals North America, Inc. 5.25%, 01/15/2030	109,576
60,000	Williams Scotsman, Inc. 7.38%, 10/01/2031(1)	59,017
		331,550
	Construction Materials - 0.3%
55,000	Boise Cascade Co. 4.88%, 07/01/2030(1)	47,313
10,000	Carrier Global Corp. 2.70%, 02/15/2031	7,913
120,000	Eagle Materials, Inc. 2.50%, 07/01/2031	91,672
65,000	Masonite International Corp. 3.50%, 02/15/2030(1)	51,469
		198,367
	Distribution/Wholesale - 0.2%
125,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	112,188
30,000	LKQ Corp. 5.75%, 06/15/2028	29,080
		141,268
	Diversified Financial Services - 0.5%
100,000	Brookfield Finance LLC/Brookfield Finance, Inc. 3.45%, 04/15/2050	58,020
40,000	Enact Holdings, Inc. 6.50%, 08/15/2025(1)	39,288
100,000	GGAM Finance Ltd. 8.00%, 06/15/2028(1)	98,655
125,000	Radian Group, Inc. 6.63%, 03/15/2025	123,634
		319,597
	Electric - 1.4%
135,000	Ameren Corp. 3.50%, 01/15/2031	113,371
39,000	CenterPoint Energy, Inc. 4.25%, 11/01/2028	35,685

The accompanying notes are an integral part of these financial statements.
62

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.0% - (continued)
	Electric - 1.4% - (continued)
$ 120,000	Clearway Energy Operating LLC 4.75%, 03/15/2028(1)	$ 107,112
10,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	9,358
115,000	Exelon Corp. 5.10%, 06/15/2045	93,873
5,000	FirstEnergy Corp. 2.25%, 09/01/2030	3,844
45,000	Florida Power & Light Co. 5.10%, 04/01/2033	42,238
20,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	16,371
75,000	New England Power Co. 2.81%, 10/06/2050(1)	41,065
120,000	NextEra Energy Operating Partners LP 4.50%, 09/15/2027(1)	107,445
30,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	23,396
100,000	Pacific Gas & Electric Co. 5.90%, 06/15/2032	91,394
15,000	Puget Energy, Inc. 4.10%, 06/15/2030	12,834
5,000	Sempra 4.00%, 02/01/2048	3,436
125,000	Southern California Edison Co. 5.95%, 11/01/2032	122,295
125,000	Southern Co. 4.40%, 07/01/2046	92,713
		916,430
	Electrical Components & Equipment - 0.2%
120,000	WESCO Distribution, Inc. 7.25%, 06/15/2028(1)	119,242
	Electronics - 0.3%
100,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	87,178
150,000	Jabil, Inc. 3.60%, 01/15/2030	127,600
		214,778
	Energy-Alternate Sources - 0.1%
70,000	TerraForm Power Operating LLC 4.75%, 01/15/2030(1)	59,010
	Entertainment - 0.1%
51,000	Cinemark USA, Inc. 8.75%, 05/01/2025(1)	51,538
	Environmental Control - 0.0%
15,000	Clean Harbors, Inc. 6.38%, 02/01/2031(1)	14,256
	Food - 0.4%
100,000	Conagra Brands, Inc. 5.30%, 11/01/2038	83,948
75,000	Kellanova 4.50%, 04/01/2046	57,930
25,000	Kraft Heinz Foods Co. 3.88%, 05/15/2027	23,446
120,000	Post Holdings, Inc. 4.63%, 04/15/2030(1)	100,487
		265,811
	Gas - 0.1%
85,000	NiSource, Inc. 5.65%, 02/01/2045	74,130
	Healthcare - Products - 0.3%
25,000	Boston Scientific Corp. 4.70%, 03/01/2049	20,038
	Revvity, Inc.
50,000	2.55%, 03/15/2031	38,588
45,000	3.30%, 09/15/2029	38,389
125,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	110,296
		207,311
	Healthcare - Services - 0.4%
100,000	Centene Corp. 2.45%, 07/15/2028	84,030
	HCA, Inc.
120,000	5.13%, 06/15/2039	99,140
115,000	5.88%, 02/01/2029	111,540
		294,710
	Home Builders - 0.2%
120,000	Taylor Morrison Communities, Inc. 5.88%, 06/15/2027(1)	112,500
	Insurance - 0.5%
100,000	Aon Corp./Aon Global Holdings PLC 2.85%, 05/28/2027	90,478
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.0% - (continued)
	Insurance - 0.5% - (continued)
$ 85,000	Equitable Holdings, Inc. 5.00%, 04/20/2048	$ 65,093
45,000	Intact Financial Corp. 5.46%, 09/22/2032(1)	41,780
100,000	Unum Group 5.75%, 08/15/2042	83,294
20,000	Willis North America, Inc. 2.95%, 09/15/2029	16,778
		297,423
	Internet - 0.5%
125,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.25%, 12/01/2027(1)	117,985
95,000	Meta Platforms, Inc. 4.80%, 05/15/2030	91,727
100,000	Uber Technologies, Inc. 4.50%, 08/15/2029(1)	88,196
		297,908
	IT Services - 0.3%
20,000	Booz Allen Hamilton, Inc. 5.95%, 08/04/2033	19,018
125,000	Leidos, Inc. 4.38%, 05/15/2030	110,143
49,000	Presidio Holdings, Inc. 4.88%, 02/01/2027(1)	44,894
		174,055
	Media - 0.8%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 03/01/2030(1)	103,316
110,000	Charter Communications Operating LLC/Charter Communications Operating Capital 6.48%, 10/23/2045	92,817
6,000	Cox Communications, Inc. 4.50%, 06/30/2043(1)	4,304
15,000	Discovery Communications LLC 5.30%, 05/15/2049	10,865
140,000	Fox Corp. 3.50%, 04/08/2030	118,724
120,000	Paramount Global 5.85%, 09/01/2043	86,989
120,000	Sirius XM Radio, Inc. 5.50%, 07/01/2029(1)	106,377
40,000	Videotron Ltd. 3.63%, 06/15/2029(1)	33,513
		556,905
	Oil & Gas - 1.0%
135,000	Apache Corp. 4.25%, 01/15/2030(7)	117,723
10,000	Canadian Natural Resources Ltd. 6.50%, 02/15/2037	9,523
91,000	Devon Energy Corp. 4.50%, 01/15/2030	81,054
160,000	Diamondback Energy, Inc. 3.50%, 12/01/2029	140,065
	Hess Corp.
135,000	5.60%, 02/15/2041	125,877
5,000	7.30%, 08/15/2031	5,406
30,000	Ovintiv, Inc. 5.65%, 05/15/2028	29,141
75,000	Permian Resources Operating LLC 7.00%, 01/15/2032(1)	72,706
85,000	Viper Energy Partners LP 5.38%, 11/01/2027(1)	80,559
		662,054
	Packaging & Containers - 0.7%
50,000	Amcor Finance USA, Inc. 5.63%, 05/26/2033	46,657
125,000	Berry Global, Inc. 5.63%, 07/15/2027(1)	118,684
110,000	Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	110,825
70,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	58,132
125,000	Silgan Holdings, Inc. 4.13%, 02/01/2028	110,386
		444,684
	Pharmaceuticals - 0.5%
	AbbVie, Inc.
5,000	4.55%, 03/15/2035	4,407
115,000	4.75%, 03/15/2045	94,749
125,000	Becton Dickinson & Co. 2.82%, 05/20/2030	103,133
50,000	CVS Health Corp. 3.75%, 04/01/2030	43,573
100,000	Zoetis, Inc. 4.70%, 02/01/2043	82,506
		328,368

The accompanying notes are an integral part of these financial statements.
63

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.0% - (continued)
	Pipelines - 1.8%
$ 115,000	Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	$ 111,019
125,000	Cheniere Energy Partners LP 4.50%, 10/01/2029	111,883
	Energy Transfer LP
125,000	5.25%, 04/15/2029	118,741
10,000	5.30%, 04/01/2044	7,896
10,000	5.35%, 05/15/2045	7,895
	MPLX LP
20,000	4.00%, 03/15/2028	18,341
15,000	4.13%, 03/01/2027	14,094
90,000	4.80%, 02/15/2029	84,234
5,000	5.20%, 03/01/2047	3,890
5,000	5.20%, 12/01/2047	3,871
5,000	5.50%, 02/15/2049	4,059
	ONEOK, Inc.
5,000	4.00%, 07/13/2027	4,650
110,000	4.35%, 03/15/2029	99,991
10,000	5.85%, 01/15/2026	9,991
80,000	Sempra Global 3.25%, 01/15/2032(1)	60,290
125,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	123,537
150,000	Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030(1)	122,993
25,000	TransCanada PipeLines Ltd. 4.75%, 05/15/2038	19,947
110,000	Venture Global Calcasieu Pass LLC 3.88%, 08/15/2029(1)	91,544
10,000	Western Midstream Operating LP 6.15%, 04/01/2033	9,459
145,000	Williams Cos., Inc. 3.75%, 06/15/2027	134,021
		1,162,346
	Real Estate Investment Trusts - 1.2%
135,000	American Tower Corp. 3.80%, 08/15/2029	118,263
150,000	Brixmor Operating Partnership LP 4.05%, 07/01/2030	128,234
140,000	Crown Castle, Inc. 3.30%, 07/01/2030	115,277
155,000	Equinix, Inc. 2.15%, 07/15/2030	119,232
140,000	GLP Capital LP/GLP Financing II, Inc. 5.75%, 06/01/2028	131,234
5,000	Realty Income Corp. 3.40%, 01/15/2028	4,503
25,000	SBA Tower Trust 2.84%, 01/15/2050(1)	23,871
50,000	VICI Properties LP 4.95%, 02/15/2030	44,574
125,000	VICI Properties LP/VICI Note Co., Inc. 4.63%, 12/01/2029(1)	108,122
		793,310
	Retail - 0.8%
125,000	1011778 BC ULC/New Red Finance, Inc. 4.38%, 01/15/2028(1)	112,239
	Alimentation Couche-Tard, Inc.
140,000	2.95%, 01/25/2030(1)	116,076
5,000	3.80%, 01/25/2050(1)	3,123
35,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	30,699
	Lowe's Cos., Inc.
10,000	3.70%, 04/15/2046	6,613
100,000	4.38%, 09/15/2045	73,312
	McDonald's Corp.
7,000	3.70%, 02/15/2042	5,013
15,000	4.20%, 04/01/2050	10,995
65,000	4.45%, 09/01/2048	49,980
100,000	Starbucks Corp. 4.45%, 08/15/2049	75,911
35,000	Yum! Brands, Inc. 4.75%, 01/15/2030(1)	31,157
		515,118
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.0% - (continued)
	Semiconductors - 0.4%
	Broadcom, Inc.
$ 40,000	3.14%, 11/15/2035(1)	$ 28,295
65,000	3.19%, 11/15/2036(1)	45,138
25,000	4.30%, 11/15/2032	21,324
100,000	Entegris Escrow Corp. 5.95%, 06/15/2030(1)(8)	91,486
	NXP BV/NXP Funding LLC/NXP USA, Inc.
5,000	3.15%, 05/01/2027	4,527
100,000	4.30%, 06/18/2029	90,315
		281,085
	Software - 0.4%
35,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	31,107
30,000	Oracle Corp. 2.95%, 04/01/2030	24,899
125,000	PTC, Inc. 4.00%, 02/15/2028(1)	110,820
120,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	112,700
		279,526
	Telecommunications - 0.9%
	AT&T, Inc.
35,000	4.35%, 06/15/2045	25,234
10,000	4.50%, 03/09/2048	7,287
100,000	Deutsche Telekom International Finance BV 8.75%, 06/15/2030	112,139
200,000	NBN Co. Ltd. 2.50%, 01/08/2032(1)	152,723
160,000	Nokia OYJ 6.63%, 05/15/2039	138,935
	T-Mobile USA, Inc.
50,000	2.88%, 02/15/2031	39,863
105,000	4.38%, 04/15/2040	81,576
3,000	4.50%, 04/15/2050	2,203
	Verizon Communications, Inc.
5,000	4.00%, 03/22/2050	3,423
65,000	4.13%, 08/15/2046	46,724
	Vodafone Group PLC
5,000	4.25%, 09/17/2050	3,431
6,000	4.38%, 02/19/2043	4,437
		617,975
	Trucking & Leasing - 0.1%
45,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 4.40%, 07/01/2027(1)	41,888
	Total Corporate Bonds (cost $14,583,206)	$ 11,734,627
MUNICIPAL BONDS - 0.7%
	Airport - 0.0%
25,000	Chicago O'Hare International Airport, IL, Rev 3.01%, 01/01/2038	$ 18,136
	Development - 0.0%
15,000	New York City Industrial Dev Agency, NY, Rev, (AGM Insured) 3.19%, 03/01/2040	10,253
	General - 0.5%
235,000	Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev 3.40%, 12/01/2032	196,036
80,000	Dist of Columbia, DC, Rev 3.43%, 04/01/2042	56,786
40,000	Philadelphia Auth for Industrial Dev, PA, Rev, (NATL Insured) 6.55%, 10/15/2028	40,948
		293,770
	Tobacco - 0.1%
100,000	Golden State Tobacco Securitization Corp., CA, Rev, (ST APPROP Insured) 2.25%, 06/01/2029	83,109

The accompanying notes are an integral part of these financial statements.
64

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.7% - (continued)
	Transportation - 0.1%
$ 30,000	Metropolitan Transportation Auth, NY, Rev 5.18%, 11/15/2049	$ 24,621
	Total Municipal Bonds (cost $531,622)	$ 429,889
U.S. GOVERNMENT AGENCIES - 8.4%
	Mortgage-Backed Agencies - 8.4%
	Federal Home Loan Mortgage Corp. - 4.4%
4,082,302	0.06%, 10/25/2026(2)(3)	$ 8,510
684,093	0.60%, 03/25/2027(2)(3)	11,427
117,609	1.12%, 01/25/2030(2)(3)	6,264
2,117,197	1.12%, 06/25/2030(2)(3)	121,376
548,137	1.33%, 06/25/2030(2)(3)	36,694
1,776,560	1.38%, 06/25/2030(2)(3)	117,352
1,047,669	1.42%, 07/25/2030(2)(3)	74,400
93,982	1.50%, 01/01/2036	77,781
8,995	1.50%, 10/15/2042	7,684
275,000	1.66%, 12/25/2030	212,022
4,362	1.70%, 10/15/2039	4,241
195,857	2.00%, 12/01/2035	166,797
275,000	2.11%, 01/25/2031	218,386
375,000	2.15%, 10/25/2031(3)	292,707
23,096	2.50%, 12/15/2042	19,722
353,744	2.50%, 09/01/2050	273,792
420,683	3.00%, 08/01/2051	339,964
288,610	3.50%, 10/01/2051	242,787
277,731	4.50%, 07/01/2052	248,564
275,957	4.50%, 09/01/2052	246,972
141,625	8.82%, 03/25/2042, 30 day USD SOFR Average + 3.50%(1)(4)	145,605
		2,873,047
	Federal National Mortgage Association - 4.0%
330,451	1.16%, 06/25/2034(2)(3)	20,483
12,079	1.50%, 08/25/2041	10,971
5,460	1.50%, 11/25/2042	4,711
5,690	1.70%, 06/25/2043	5,416
3,968	1.75%, 01/25/2040	3,807
400,000	2.00%, 11/25/2040	238,646
10,665	2.00%, 06/25/2043	9,462
588,975	2.00%, 07/01/2051	436,916
601,189	2.00%, 11/01/2051	444,079
111,537	2.50%, 03/01/2036	98,592
21,779	2.50%, 09/25/2049	18,952
373,715	2.50%, 05/01/2051	288,771
172,728	2.50%, 06/01/2051	134,597
8,552	2.50%, 03/25/2053	7,500
175,950	3.00%, 12/01/2051	141,544
148,718	3.50%, 07/01/2051	125,819
21,546	3.50%, 04/25/2053	20,489
40,094	4.00%, 08/01/2049	35,224
344,506	4.00%, 05/01/2052	298,311
250,123	4.00%, 06/01/2052	216,603
		2,560,893
	Government National Mortgage Association - 0.0%
1,183	1.50%, 04/16/2040	1,175
	Total U.S. Government Agencies (cost $6,108,080)	$ 5,435,115
U.S. GOVERNMENT SECURITIES - 2.8%
	U.S. Treasury Securities - 2.8%
	U.S. Treasury Bonds - 2.4%
140,000	3.13%, 08/15/2044(9)	$ 102,550
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 2.8% - (continued)
	U.S. Treasury Securities - 2.8% - (continued)
	U.S. Treasury Bonds - 2.4% - (continued)
$ 225,000	3.25%, 05/15/2042	$ 172,257
1,360,000	3.63%, 02/15/2044(9)	1,086,034
260,000	3.75%, 11/15/2043	212,195
		1,573,036
	U.S. Treasury Notes - 0.4%
290,000	2.63%, 04/15/2025	279,397
	Total U.S. Government Securities (cost $2,905,262)	$ 1,852,433
COMMON STOCKS - 40.3%
	Banks - 0.5%
4,076	Bank of Nova Scotia	$ 164,955
1,440	PNC Financial Services Group, Inc.	164,837
		329,792
	Capital Goods - 3.1%
11,422	Assa Abloy AB Class B	243,461
38,239	BAE Systems PLC	514,176
2,362	Keppel Corp. Ltd.	10,722
8,470	Kone OYJ Class B	366,780
712	Northrop Grumman Corp.	335,658
3,806	RTX Corp.	309,770
2,326	Vinci SA	257,196
113	WillScot Mobile Mini Holdings Corp.*	4,453
		2,042,216
	Commercial & Professional Services - 0.9%
1,225	Automatic Data Processing, Inc.	267,319
10,058	Experian PLC	305,148
		572,467
	Consumer Discretionary Distribution & Retail - 0.6%
4,542	TJX Cos., Inc.	400,014
	Consumer Durables & Apparel - 0.6%
185	Berkeley Group Holdings PLC	9,094
3,555	NIKE, Inc. Class B	365,347
1,110	Sekisui House Ltd.	21,737
		396,178
	Consumer Services - 1.1%
8,578	Compass Group PLC	216,263
80	Hyatt Hotels Corp. Class A	8,195
59	Marriott International, Inc. Class A	11,125
1,801	McDonald's Corp.	472,168
353	Oriental Land Co. Ltd.	11,418
280	Whitbread PLC	11,354
		730,523
	Energy - 6.0%
157	Antero Resources Corp.*	4,622
1,096	ARC Resources Ltd.	17,632
51,773	BP PLC	316,127
363	BP PLC ADR	13,278
7,337	Cenovus Energy, Inc.	139,990
883	Chesapeake Energy Corp.	76,009
2,580	ConocoPhillips	306,504
4,135	Coterra Energy, Inc.	113,712
792	Diamondback Energy, Inc.	126,973
2,625	Enbridge, Inc.	84,121
711	EOG Resources, Inc.	89,764
870	EQT Corp.	36,871
4,279	Equinor ASA	143,446
2,722	Exxon Mobil Corp.	288,124
1,533	LUKOIL PJSC ADR*(10)	—

The accompanying notes are an integral part of these financial statements.
65

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 40.3% - (continued)
	Energy - 6.0% - (continued)
1,019	Marathon Petroleum Corp.	$ 154,124
704	ONEOK, Inc.	45,901
13,497	Petroleo Brasileiro SA	101,299
1,351	Phillips 66	154,108
477	Pioneer Natural Resources Co.	114,003
2,565	Schlumberger NV	142,768
16,882	Shell PLC	544,053
87	Shell PLC ADR	5,667
1,588	Targa Resources Corp.	132,773
2,982	Tenaris SA	46,361
266	Tenaris SA ADR	8,331
8,822	TotalEnergies SE	589,817
134	TotalEnergies SE ADR	8,924
3,169	Williams Cos., Inc.	109,014
		3,914,316
	Equity Real Estate Investment Trusts (REITs) - 2.0%
418	American Assets Trust, Inc. REIT	7,419
872	American Homes 4 Rent Class A, REIT	28,549
1,503	American Tower Corp. REIT	267,820
293	AvalonBay Communities, Inc. REIT	48,562
405	Boardwalk REIT	18,913
1,267	Brixmor Property Group, Inc. REIT	26,341
894	CareTrust, Inc. REIT	19,239
9	Comforia Residential, Inc. REIT	19,100
93	Digital Realty Trust, Inc. REIT	11,565
108	EastGroup Properties, Inc. REIT	17,631
2,033	Empire State Realty Trust, Inc. Class A, REIT	16,447
82	Equinix, Inc. REIT	59,830
115	Essex Property Trust, Inc. REIT	24,601
170	Gecina SA REIT	16,692
363	Getty Realty Corp. REIT	9,663
1,422	Goodman Group REIT	18,816
366	Iron Mountain, Inc. REIT	21,620
15	Japan Hotel Investment Corp. REIT	6,820
230	Kilroy Realty Corp. REIT	6,573
806	Klepierre SA REIT	19,573
2,512	Land Securities Group PLC REIT	17,412
10,624	Mirvac Group REIT	12,327
10,648	NewRiver PLC REIT	10,095
402	Omega Healthcare Investors, Inc. REIT	13,306
9	Orix JREIT, Inc. REIT	10,343
458	Phillips Edison & Co., Inc. REIT	16,172
670	Plymouth Industrial, Inc. REIT	13,360
731	Prologis, Inc. REIT	73,648
1,098	Public Storage REIT	262,104
144	Ryman Hospitality Properties, Inc. REIT	12,326
12,173	Shaftesbury Capital PLC REIT	15,432
476	SL Green Realty Corp. REIT(7)	13,942
5,136	Stockland REIT	11,592
769	Tanger Factory Outlet Centers, Inc. REIT	17,341
1,144	Veris Residential, Inc. REIT	15,318
1,525	VICI Properties, Inc. REIT	42,547
626	Welltower, Inc. REIT	52,340
172	Weyerhaeuser Co. REIT	4,935
		1,280,314
	Financial Services - 0.9%
2,392	Visa, Inc. Class A	562,359
	Food, Beverage & Tobacco - 3.5%
2,409	Archer-Daniels-Midland Co.	172,412
2,075	Bunge Ltd.	219,908
4,422	Coca-Cola Co.	249,799
10,719	Diageo PLC	405,349
Shares or Principal Amount		Market Value†
COMMON STOCKS - 40.3% - (continued)
	Food, Beverage & Tobacco - 3.5% - (continued)
4,536	Heineken NV	$ 407,530
1,925	Ingredion, Inc.	180,142
3,326	Nestle SA	358,672
1,929	PepsiCo, Inc.	314,967
		2,308,779
	Health Care Equipment & Services - 2.4%
3,480	Abbott Laboratories	329,034
3,349	Medtronic PLC	236,306
1,863	Stryker Corp.	503,420
972	UnitedHealth Group, Inc.	520,564
		1,589,324
	Household & Personal Products - 1.8%
3,820	Colgate-Palmolive Co.	286,958
2,901	Procter & Gamble Co.	435,237
6,845	Reckitt Benckiser Group PLC	457,978
		1,180,173
	Insurance - 2.2%
50,398	AIA Group Ltd.	437,646
8,862	AXA SA	262,585
2,156	Chubb Ltd.	462,721
1,583	Marsh & McLennan Cos., Inc.	300,216
		1,463,168
	Materials - 6.9%
8,722	Anglo American Platinum Ltd.	291,416
4,994	ArcelorMittal SA	110,503
32,016	Barrick Gold Corp.	511,379
10,964	BlueScope Steel Ltd.	131,430
12,437	Canfor Corp.*	127,173
2,553	CF Industries Holdings, Inc.	203,678
26,215	Glencore PLC	138,856
52,423	Impala Platinum Holdings Ltd.	218,373
1,323	Linde PLC	505,598
3,471	Louisiana-Pacific Corp.	177,993
12,643	Newmont Corp.	473,733
19,512	Norsk Hydro ASA	111,271
51,366	Northern Star Resources Ltd.	376,142
2,703	Nutrien Ltd.	145,174
5,878	OCI NV	136,962
480	POSCO Holdings, Inc.	146,940
1,806	Rio Tinto Ltd.	134,905
224,419	Sibanye Stillwater Ltd.	286,258
1,370	Steel Dynamics, Inc.	145,919
8,981	Vale SA	122,911
		4,496,614
	Pharmaceuticals, Biotechnology & Life Sciences - 2.8%
5,075	AstraZeneca PLC ADR	320,892
2,152	Johnson & Johnson	319,228
2,362	Merck KGaA	356,753
3,454	Novartis AG	323,362
1,062	Roche Holding AG	273,687
1,262	Zoetis, Inc.	198,134
		1,792,056
	Real Estate Management & Development - 0.3%
160	CBRE Group, Inc. Class A*	11,094
3,382	CK Asset Holdings Ltd.	16,904
3,300	Corp. Inmobiliaria Vesta SAB de CV	10,349
74	Corp. Inmobiliaria Vesta SAB de CV ADR	2,327
8,025	Emaar Properties PJSC	14,620
1,539	Mitsui Fudosan Co. Ltd.	33,358
835	Nomura Real Estate Holdings, Inc.	19,502
384	Sagax AB Class B	6,952

The accompanying notes are an integral part of these financial statements.
66

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 40.3% - (continued)
	Real Estate Management & Development - 0.3% - (continued)
797	Swire Pacific Ltd. Class A	$ 5,091
1,592	TAG Immobilien AG*	17,407
2,820	Tokyu Fudosan Holdings Corp.	16,430
824	Tricon Residential, Inc.	5,463
73	VGP NV	5,943
2,112	Wharf Holdings Ltd.	5,359
		170,799
	Semiconductors & Semiconductor Equipment - 0.5%
2,160	Texas Instruments, Inc.	306,742
	Software & Services - 2.1%
1,216	Accenture PLC Class A	361,262
1,935	Capgemini SE	341,970
1,945	Microsoft Corp.	657,624
		1,360,856
	Telecommunication Services - 0.6%
228	Cellnex Telecom SA*(1)	6,702
11,899	KDDI Corp.	355,956
		362,658
	Transportation - 0.9%
3,805	Canadian National Railway Co.	402,601
1,488	United Parcel Service, Inc. Class B	210,180
		612,781
	Utilities - 0.6%
424	American Electric Power Co., Inc.	32,029
354	Duke Energy Corp.	31,467
352	Edison International	22,197
3,175	Enel SpA	20,154
2,812	Engie SA	44,724
1,638	ENN Energy Holdings Ltd.	12,408
708	Exelon Corp.	27,569
2,611	Iberdrola SA	29,040
1,820	National Grid PLC	21,700
524	NextEra Energy, Inc.	30,549
9,885	Power Grid Corp. of India Ltd.	24,008
377	RWE AG	14,426
470	Sempra	32,914
416	Southern Co.	27,997
		371,182
	Total Common Stocks (cost $22,985,687)	$ 26,243,311
AFFILIATED INVESTMENT COMPANIES - 12.9%
	International/Global Equity Funds - 2.9%
36,987	Hartford Multifactor Developed Markets (ex-US) ETF	$ 916,908
45,464	Hartford Multifactor Emerging Markets ETF	928,470
	Total International/Global Equity Funds (cost $1,579,948)	$ 1,845,378
	Taxable Fixed Income Funds - 10.0%
674,352	The Hartford World Bond Fund, Class F	6,514,241
	Total Affiliated Investment Companies (cost $8,617,171)	$ 8,359,619
	Total Long-Term Investments (cost $66,745,472)	$ 64,108,454
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.2%
$ 162,174	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $162,198; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $165,430		$ 162,174
	Securities Lending Collateral - 0.2%
19,911	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(11)		19,911
66,368	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(11)		66,368
19,910	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(11)		19,910
19,910	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(11)		19,910
			126,099
	Total Short-Term Investments (cost $288,273)		$ 288,273
	Total Investments Excluding Purchased Options (cost $67,033,745)	99.0%	$ 64,396,727
	Total Purchased Options (cost $97,031)	0.1%	$ 67,083
	Total Investments (cost $67,130,776)	99.1%	$ 64,463,810
	Other Assets and Liabilities	0.9%	588,060
	Total Net Assets	100.0%	$ 65,051,870
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $10,635,271, representing 16.3% of net assets.

The accompanying notes are an integral part of these financial statements.
67

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2023

(2)	Securities disclosed are interest-only strips.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(9)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2023, the market value of securities pledged was $182,405.
(10)	Investment valued using significant unobservable inputs.
(11)	Current yield as of period end.

Exchange-Traded Option Contracts Outstanding at October 31, 2023
Description	Exercise Price/ FX Rate/ Rate		Expiration Date	Number of Contracts	Notional Amount		Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Put
iShares MSCI EAFE ETF Option	65.00	USD	12/15/2023	307	USD	30,700	$ 25,788	$ 28,825	$ (3,037)
iShares MSCI Emerging Markets Option	36.00	USD	12/15/2023	366	USD	36,600	20,496	18,649	1,847
S&P 500 Index Option	3,900.00	USD	12/15/2023	9	USD	900	20,799	49,557	(28,758)
Total purchased exchange-traded option contracts							$ 67,083	$ 97,031	$ (29,948)

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	20	12/29/2023	$ 4,048,438	$ (14,775)
U.S. Treasury 5-Year Note Future	13	12/29/2023	1,358,195	(12,102)
U.S. Treasury 10-Year Note Future	43	12/19/2023	4,565,391	(167,991)
U.S. Treasury 10-Year Ultra Future	3	12/19/2023	326,484	(15,239)
U.S. Treasury Ultra Bond Future	4	12/19/2023	450,250	(61,251)
Total futures contracts				$ (271,358)

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,972,495	USD	1,867,000	EUR	DEUT	11/30/2023	$ (5,508)
3,036,181	USD	2,511,000	GBP	BCLY	11/30/2023	(16,380)
Total foreign currency contracts						$ (21,888)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
68

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 10,053,460	$ —	$ 10,053,460	$ —
Corporate Bonds	11,734,627	—	11,734,627	—
Municipal Bonds	429,889	—	429,889	—
U.S. Government Agencies	5,435,115	—	5,435,115	—
U.S. Government Securities	1,852,433	—	1,852,433	—
Common Stocks
Banks	329,792	329,792	—	—
Capital Goods	2,042,216	649,881	1,392,335	—
Commercial & Professional Services	572,467	267,319	305,148	—
Consumer Discretionary Distribution & Retail	400,014	400,014	—	—
Consumer Durables & Apparel	396,178	365,347	30,831	—
Consumer Services	730,523	491,488	239,035	—
Energy	3,914,316	2,274,512	1,639,804	—
Equity Real Estate Investment Trusts (REITs)	1,280,314	1,132,207	148,107	—
Financial Services	562,359	562,359	—	—
Food, Beverage & Tobacco	2,308,779	1,137,228	1,171,551	—
Health Care Equipment & Services	1,589,324	1,589,324	—	—
Household & Personal Products	1,180,173	722,195	457,978	—
Insurance	1,463,168	762,937	700,231	—
Materials	4,496,614	2,413,558	2,083,056	—
Pharmaceuticals, Biotechnology & Life Sciences	1,792,056	838,254	953,802	—
Real Estate Management & Development	170,799	29,233	141,566	—
Semiconductors & Semiconductor Equipment	306,742	306,742	—	—
Software & Services	1,360,856	1,018,886	341,970	—
Telecommunication Services	362,658	—	362,658	—
Transportation	612,781	612,781	—	—
Utilities	371,182	204,722	166,460	—
Affiliated Investment Companies	8,359,619	8,359,619	—	—
Short-Term Investments	288,273	126,099	162,174	—
Purchased Options	67,083	67,083	—	—
Total	$ 64,463,810	$ 24,661,580	$ 39,802,230	$ —
Liabilities
Foreign Currency Contracts(2)	$ (21,888)	$ —	$ (21,888)	$ —
Futures Contracts(2)	(271,358)	(271,358)	—	—
Total	$ (293,246)	$ (271,358)	$ (21,888)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
69

The Hartford Checks and Balances Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount			Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.7%
	Domestic Equity Funds - 65.7%
11,996,133	The Hartford Capital Appreciation Fund, Class F		$ 413,626,681
14,155,420	The Hartford Dividend and Growth Fund, Class F		413,055,167
	Total Domestic Equity Funds (cost $748,536,016)		$ 826,681,848
	Taxable Fixed Income Funds - 34.0%
13,621,411	Hartford Total Return Bond ETF		428,529,590
	Total Affiliated Investment Companies (cost $1,267,916,711)		$ 1,255,211,438
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
2,591,254	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 5.25%(1)		$ 2,591,254
	Total Short-Term Investments (cost $2,591,254)		$ 2,591,254
	Total Investments (cost $1,270,507,965)	99.9%	$ 1,257,802,692
	Other Assets and Liabilities	0.1%	906,023
	Total Net Assets	100.0%	$ 1,258,708,715
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 1,255,211,438	$ 1,255,211,438	$ —	$ —
Short-Term Investments	2,591,254	2,591,254	—	—
Total	$ 1,257,802,692	$ 1,257,802,692	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
70

The Hartford Conservative Allocation Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 24.5%
249,933	Hartford Core Equity Fund, Class F	$ 10,442,218
245,603	Hartford Large Cap Growth ETF*	3,506,941
77,566	Hartford Multifactor US Equity ETF	3,053,711
96,247	Hartford Small Cap Value Fund, Class F	962,466
154,877	The Hartford Equity Income Fund, Class F	2,930,269
9,504	The Hartford Growth Opportunities Fund, Class F*	379,692
50,662	The Hartford Small Company Fund, Class F*	849,090
	Total Domestic Equity Funds (cost $18,584,857)	$ 22,124,387
	International/Global Equity Funds - 9.8%
97,940	Hartford Multifactor Developed Markets (ex-US) ETF	2,427,933
31,110	Hartford Schroders Emerging Markets Equity Fund, Class F	446,428
240,499	Hartford Schroders International Multi-Cap Value Fund, Class F	2,094,744
93,291	The Hartford International Growth Fund, Class F	1,276,221
172,880	The Hartford International Opportunities Fund, Class F	2,653,707
	Total International/Global Equity Funds (cost $9,128,072)	$ 8,899,033
	Taxable Fixed Income Funds - 65.5%
597,656	Hartford Core Bond ETF	19,438,403
1,703,144	Hartford Schroders Sustainable Core Bond Fund, Class F	13,795,462
565,010	The Hartford Inflation Plus Fund, Class F	5,508,851
1,073,997	The Hartford Strategic Income Fund, Class F	7,754,257
1,313,211	The Hartford World Bond Fund, Class F	12,685,619
	Total Taxable Fixed Income Funds (cost $68,772,632)	$ 59,182,592
	Total Affiliated Investment Companies (cost $96,485,561)	$ 90,206,012
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
181,002	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 5.25%(1)		$ 181,002
	Total Short-Term Investments (cost $181,002)		$ 181,002
	Total Investments (cost $96,666,563)	100.0%	$ 90,387,014
	Other Assets and Liabilities	0.0%	25,392
	Total Net Assets	100.0%	$ 90,412,406
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 90,206,012	$ 90,206,012	$ —	$ —
Short-Term Investments	181,002	181,002	—	—
Total	$ 90,387,014	$ 90,387,014	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
71

The Hartford Growth Allocation Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 54.9%
2,321,937	Hartford Core Equity Fund, Class F	$ 97,010,528
2,632,859	Hartford Large Cap Growth ETF*	37,594,330
1,060,700	Hartford Multifactor US Equity ETF	41,758,910
1,314,982	Hartford Small Cap Value Fund, Class F	13,149,820
2,128,647	The Hartford Equity Income Fund, Class F	40,273,998
399,946	The Hartford Growth Opportunities Fund, Class F*	15,977,844
732,580	The Hartford Small Company Fund, Class F*	12,278,046
	Total Domestic Equity Funds (cost $224,737,725)	$ 258,043,476
	International/Global Equity Funds - 25.0%
1,194,349	Hartford Multifactor Developed Markets (ex-US) ETF	29,607,912
322,970	Hartford Schroders Emerging Markets Equity Fund, Class F	4,634,623
3,421,846	Hartford Schroders International Multi-Cap Value Fund, Class F	29,804,276
1,237,467	The Hartford International Growth Fund, Class F	16,928,550
2,378,712	The Hartford International Opportunities Fund, Class F	36,513,234
	Total International/Global Equity Funds (cost $123,071,010)	$ 117,488,595
	Taxable Fixed Income Funds - 19.9%
1,165,925	Hartford Core Bond ETF	37,921,011
3,055,270	Hartford Schroders Sustainable Core Bond Fund, Class F	24,747,690
1,299,913	The Hartford Strategic Income Fund, Class F	9,385,374
2,240,443	The Hartford World Bond Fund, Class F	21,642,682
	Total Taxable Fixed Income Funds (cost $104,786,072)	$ 93,696,757
	Total Affiliated Investment Companies (cost $452,594,807)	$ 469,228,828
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
937,884	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 5.25%(1)		$ 937,884
	Total Short-Term Investments (cost $937,884)		$ 937,884
	Total Investments (cost $453,532,691)	100.0%	$ 470,166,712
	Other Assets and Liabilities	(0.0)%	(77,103)
	Total Net Assets	100.0%	$ 470,089,609
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 469,228,828	$ 469,228,828	$ —	$ —
Short-Term Investments	937,884	937,884	—	—
Total	$ 470,166,712	$ 470,166,712	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
72

Hartford Moderate Allocation Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 39.6%
1,264,502	Hartford Core Equity Fund, Class F	$ 52,830,906
1,108,740	Hartford Large Cap Growth ETF*	15,831,588
396,052	Hartford Multifactor US Equity ETF	15,592,250
508,035	Hartford Small Cap Value Fund, Class F	5,080,348
781,017	The Hartford Equity Income Fund, Class F	14,776,838
99,938	The Hartford Growth Opportunities Fund, Class F*	3,992,512
324,838	The Hartford Small Company Fund, Class F*	5,444,278
	Total Domestic Equity Funds (cost $95,240,325)	$ 113,548,720
	International/Global Equity Funds - 19.9%
604,045	Hartford Multifactor Developed Markets (ex-US) ETF	14,974,276
197,712	Hartford Schroders Emerging Markets Equity Fund, Class F	2,837,162
1,570,320	Hartford Schroders International Multi-Cap Value Fund, Class F	13,677,491
605,666	The Hartford International Growth Fund, Class F	8,285,506
1,120,337	The Hartford International Opportunities Fund, Class F	17,197,176
	Total International/Global Equity Funds (cost $58,869,618)	$ 56,971,611
	Taxable Fixed Income Funds - 40.3%
1,275,718	Hartford Core Bond ETF	41,491,963
3,921,006	Hartford Schroders Sustainable Core Bond Fund, Class F	31,760,151
2,202,176	The Hartford Strategic Income Fund, Class F	15,899,713
2,722,096	The Hartford World Bond Fund, Class F	26,295,445
	Total Taxable Fixed Income Funds (cost $132,746,746)	$ 115,447,272
	Total Affiliated Investment Companies (cost $286,856,689)	$ 285,967,603
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
587,891	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 5.25%(1)		$ 587,891
	Total Short-Term Investments (cost $587,891)		$ 587,891
	Total Investments (cost $287,444,580)	100.0%	$ 286,555,494
	Other Assets and Liabilities	(0.0)%	(20,718)
	Total Net Assets	100.0%	$ 286,534,776
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 285,967,603	$ 285,967,603	$ —	$ —
Short-Term Investments	587,891	587,891	—	—
Total	$ 286,555,494	$ 286,555,494	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
73

Hartford Multi-Asset Income Fund
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.0%
	Asset-Backed - Automobile - 1.4%
$ 920,000	ARI Fleet Lease Trust 5.41%, 02/17/2032(1)	$ 911,397
665,324	CFMT LLC 1.39%, 09/22/2031(1)	642,852
455,000	Enterprise Fleet Financing LLC 6.40%, 03/20/2030(1)	454,599
	Ford Credit Auto Lease Trust
1,250,000	5.29%, 06/15/2026	1,228,081
1,250,000	5.54%, 12/15/2026	1,224,602
	Ford Credit Auto Owner Trust
100,000	1.61%, 10/17/2033(1)	88,975
100,000	1.91%, 10/17/2033(1)	89,032
510,000	5.22%, 03/15/2030	494,896
905,000	5.28%, 02/15/2036(1)	883,446
705,000	Hyundai Auto Lease Securitization Trust 5.05%, 01/15/2026(1)	698,050
975,000	Nissan Auto Lease Trust 4.91%, 01/15/2026	964,278
160,000	SFS Auto Receivables Securitization Trust 5.89%, 03/22/2027(1)	159,607
310,000	Wheels Fleet Lease Funding 1 LLC 6.46%, 08/18/2038(1)	310,371
		8,150,186
	Asset-Backed - Finance & Insurance - 0.2%
1,340,000	Cologix Data Centers U.S. Issuer LLC 3.30%, 12/26/2051(1)	1,172,975
	Asset-Backed - Student Loan - 0.1%
397,821	Navient Private Education Refi Loan Trust 5.51%, 10/15/2071(1)	387,633
	Collateralized - Mortgage Obligations - 0.1%
800,000	COLT Mortgage Loan Trust 3.66%, 12/27/2066(1)(2)	517,801
	Commercial Mortgage-Backed Securities - 4.0%
	Benchmark Mortgage Trust
27,818,660	0.46%, 07/15/2051(2)(3)	465,284
11,767,251	0.57%, 07/15/2056(2)(3)	467,306
20,722,854	0.62%, 01/15/2052(2)(3)	491,706
2,819,938	1.00%, 05/15/2052(2)(3)	104,593
14,071,635	1.19%, 03/15/2062(2)(3)	642,557
325,000	3.72%, 12/15/2072(2)	204,255
	BX Commercial Mortgage Trust
748,000	6.90%, 10/15/2036, 1 mo. USD Term SOFR + 1.56%(1)(4)	739,986
960,500	7.45%, 10/15/2036, 1 mo. USD Term SOFR + 2.11%(1)(4)	945,973
	BX Trust
380,000	6.75%, 10/15/2036, 1 mo. USD Term SOFR + 1.41%(1)(4)	364,827
602,000	6.90%, 11/15/2032, 1 mo. USD Term SOFR + 1.56%(1)(4)	591,764
1,190,000	CAMB Commercial Mortgage Trust 7.13%, 12/15/2037, 1 mo. USD Term SOFR + 1.86%(1)(4)	1,173,980
17,840,751	CD Mortgage Trust 0.96%, 02/10/2050(2)(3)	411,959
235,000	Citigroup Commercial Mortgage Trust 5.85%, 10/12/2040(1)(2)	220,563
	CSAIL Commercial Mortgage Trust
17,743,896	0.53%, 08/15/2051(2)(3)	384,031
20,743,307	0.75%, 11/15/2050(2)(3)	451,320
1,000,000	CSMC Trust 3.65%, 11/13/2039(1)(2)	733,026
	DBJPM Mortgage Trust
7,628,656	1.41%, 08/10/2049(2)(3)	231,630
3,351,927	1.71%, 09/15/2053(2)(3)	195,028
	GS Mortgage Securities Trust
33,365,656	0.42%, 03/10/2051(2)(3)	494,863
15,012,149	1.07%, 07/10/2052(2)(3)	583,045
5,595,315	1.11%, 05/10/2052(2)(3)	217,489
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.0% - (continued)
	Commercial Mortgage-Backed Securities - 4.0% - (continued)
	Hudson Yards Mortgage Trust
$ 500,000	2.98%, 08/10/2038(1)(2)	$ 410,251
1,240,000	3.44%, 07/10/2039(1)(2)	943,623
	JP Morgan Chase Commercial Mortgage Securities Trust
1,195,000	3.62%, 01/16/2037(1)	860,400
1,190,000	3.75%, 06/05/2039(1)(2)	970,939
920,000	KNDL Mortgage Trust 6.88%, 05/15/2036, 1 mo. USD Term SOFR + 1.55%(1)(4)	909,564
98,297	Life Mortgage Trust 6.15%, 03/15/2038, 1 mo. USD Term SOFR + 0.81%(1)(4)	96,244
	MHP Trust
225,000	6.50%, 07/15/2038, 1 mo. USD Term SOFR + 1.16%(1)(4)	218,514
230,000	6.80%, 07/15/2038, 1 mo. USD Term SOFR + 1.46%(1)(4)	223,081
125,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(2)	84,583
3,151,080	SLG Office Trust 0.26%, 07/15/2041(1)(2)(3)	43,734
	SREIT Trust
440,000	6.53%, 11/15/2038, 1 mo. USD Term SOFR + 1.19%(1)(4)	430,492
1,340,000	7.03%, 11/15/2038, 1 mo. USD Term SOFR + 1.69%(1)(4)	1,302,924
	Starwood Trust
1,450,000	6.47%, 07/15/2036, 1 mo. USD Term SOFR + 1.14%(1)(4)	1,402,747
550,000	6.82%, 07/15/2036, 1 mo. USD Term SOFR + 1.49%(1)(4)	529,319
	Wells Fargo NA
21,678,964	0.42%, 02/15/2055(2)(3)	569,435
12,351,279	0.69%, 12/15/2052(2)(3)	400,745
24,854,850	0.71%, 11/15/2050(2)(3)	565,112
12,048,098	0.89%, 05/15/2062(2)(3)	452,784
31,266,888	0.94%, 08/15/2061(2)(3)	1,294,962
13,863,183	1.21%, 03/15/2063(2)(3)	750,998
8,619,951	1.76%, 03/15/2063(2)(3)	761,248
191,584	WFRBS Commercial Mortgage Trust 4.98%, 06/15/2044(1)(2)	178,001
		23,514,885
	Other Asset-Backed Securities - 13.2%
86,462	AASET Trust 3.84%, 05/15/2039(1)	64,843
	Aligned Data Centers Issuer LLC
530,000	6.00%, 08/17/2048(1)	499,934
500,000	6.35%, 10/15/2047(1)	484,488
1,500,000	ALM Ltd. 7.51%, 10/15/2029, 3 mo. USD Term SOFR + 2.11%(1)(4)	1,491,544
270,000	Apidos CLO XXXIII Ltd. 7.56%, 10/24/2034, 3 mo. USD Term SOFR + 2.16%(1)(4)	260,995
520,000	Apidos CLO XXXIV Ltd. 7.73%, 01/20/2035, 3 mo. USD Term SOFR + 2.31%(1)(4)	508,108
650,000	Atlas Senior Loan Fund X Ltd. 7.16%, 01/15/2031, 3 mo. USD Term SOFR + 1.76%(1)(4)	636,771
	Bain Capital Credit CLO Ltd.
925,000	7.82%, 10/23/2034, 3 mo. USD Term SOFR + 2.41%(1)(4)	904,753
970,000	8.92%, 10/23/2034, 3 mo. USD Term SOFR + 3.51%(1)(4)	902,801
505,000	Ballyrock CLO 19 Ltd. 12.53%, 04/20/2035, 3 mo. USD Term SOFR + 7.11%(1)(4)	477,000
260,000	Ballyrock CLO Ltd. 7.63%, 10/20/2031, 3 mo. USD Term SOFR + 2.21%(1)(4)	255,277
	Barings CLO Ltd.
1,000,000	7.58%, 07/20/2029, 3 mo. USD Term SOFR + 2.16%(1)(4)	981,674

The accompanying notes are an integral part of these financial statements.
74

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.0% - (continued)
	Other Asset-Backed Securities - 13.2% - (continued)
$ 1,095,000	7.61%, 10/15/2033, 3 mo. USD Term SOFR + 2.21%(1)(4)	$ 1,072,342
1,250,000	7.66%, 10/15/2036, 3 mo. USD Term SOFR + 2.26%(1)(4)	1,221,984
1,110,000	8.86%, 10/15/2036, 3 mo. USD Term SOFR + 3.46%(1)(4)	1,053,169
750,000	Battalion CLO XXII Ltd. 9.03%, 01/20/2035, 3 mo. USD Term SOFR + 3.61%(1)(4)	679,048
775,000	BCRED BSL CLO Ltd. 7.43%, 10/20/2034, 3 mo. USD Term SOFR + 2.01%(1)(4)	761,498
	BlueMountain CLO Ltd.
1,200,000	7.33%, 08/15/2031, 3 mo. USD Term SOFR + 1.96%(1)(4)	1,177,100
2,000,000	7.35%, 07/30/2030, 3 mo. USD Term SOFR + 1.96%(1)(4)	1,950,760
1,400,000	BlueMountain CLO XXII Ltd. 7.16%, 07/15/2031, 3 mo. USD Term SOFR + 1.76%(1)(4)	1,380,512
965,000	Broad River BSL Funding CLO Ltd. 7.38%, 07/20/2034, 3 mo. USD Term SOFR + 1.96%(1)(4)	943,682
1,750,000	Buttermilk Park CLO Ltd. 7.31%, 10/15/2031, 3 mo. USD Term SOFR + 1.91%(1)(4)	1,727,999
	Carlyle Global Market Strategies CLO Ltd.
1,000,000	7.46%, 04/17/2031, 3 mo. USD Term SOFR + 2.06%(1)(4)	957,808
560,000	7.48%, 07/20/2032, 3 mo. USD Term SOFR + 2.06%(1)(4)	551,991
995,000	8.63%, 07/20/2031, 3 mo. USD Term SOFR + 3.21%(1)(4)	920,189
	Carlyle U.S. CLO Ltd.
645,000	8.63%, 04/20/2034, 3 mo. USD Term SOFR + 3.21%(1)(4)	615,686
1,500,000	11.93%, 04/20/2034, 3 mo. USD Term SOFR + 6.51%(1)(4)	1,343,666
158,600	Castlelake Aircraft Structured Trust 3.97%, 04/15/2039(1)	141,054
1,255,000	Cayuga Park CLO Ltd. 8.76%, 07/17/2034, 3 mo. USD Term SOFR + 3.36%(1)(4)	1,195,852
	CF Hippolyta Issuer LLC
259,173	1.53%, 03/15/2061(1)	226,682
89,945	1.69%, 07/15/2060(1)	81,572
235,612	1.98%, 03/15/2061(1)	201,757
	CIFC Funding Ltd.
1,200,000	7.47%, 10/22/2031, 3 mo. USD Term SOFR + 2.06%(1)(4)	1,188,731
785,000	7.56%, 01/16/2033, 3 mo. USD Term SOFR + 2.16%(1)(4)	776,625
835,000	7.68%, 10/20/2034, 3 mo. USD Term SOFR + 2.26%(1)(4)	812,096
640,000	8.66%, 04/17/2034, 3 mo. USD Term SOFR + 3.26%(1)(4)	612,047
1,257,000	Dell Equipment Finance Trust 5.65%, 09/22/2028(1)	1,247,219
400,000	Dewolf Park CLO Ltd. 7.51%, 10/15/2030, 3 mo. USD Term SOFR + 2.11%(1)(4)	392,586
705,000	DLLAD LLC 4.79%, 01/20/2028(1)	688,362
	Dryden 85 CLO Ltd.
1,215,000	7.71%, 10/15/2035, 3 mo. USD Term SOFR + 2.31%(1)(4)	1,180,935
1,300,000	8.86%, 10/15/2035, 3 mo. USD Term SOFR + 3.46%(1)(4)	1,199,852
1,200,000	Dryden XXVI Senior Loan Fund 7.11%, 04/15/2029, 3 mo. USD Term SOFR + 1.71%(1)(4)	1,184,954
350,000	ExteNet LLC 3.20%, 07/25/2049(1)	337,724
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.0% - (continued)
	Other Asset-Backed Securities - 13.2% - (continued)
	FirstKey Homes Trust
$ 650,000	1.67%, 10/19/2037(1)	$ 588,383
1,305,000	3.02%, 10/19/2037(1)	1,191,417
694,000	FS Rialto Issuer LLC 7.25%, 11/16/2036, 1 mo. USD Term SOFR + 1.91%(1)(4)	664,126
341,741	Home Partners of America Trust 2.30%, 12/17/2026(1)	303,612
220,821	Horizon Aircraft Finance III Ltd. 3.43%, 11/15/2039(1)	173,628
	Hotwire Funding LLC
295,000	2.31%, 11/20/2051(1)	257,812
480,000	5.69%, 05/20/2053(1)	457,769
	Kubota Credit Owner Trust
295,000	5.28%, 01/18/2028(1)	290,813
710,000	5.40%, 02/17/2026(1)	706,066
1,200,000	LCM XIV LP 7.26%, 07/20/2031, 3 mo. USD Term SOFR + 1.84%(1)(4)	1,176,540
750,000	LCM XXIII Ltd. 8.98%, 10/20/2029, 3 mo. USD Term SOFR + 3.56%(1)(4)	656,763
931,334	LCM XXV Ltd. 7.98%, 07/20/2030, 3 mo. USD Term SOFR + 2.56%(1)(4)	893,746
1,750,000	Long Point Park CLO Ltd. 7.36%, 01/17/2030, 3 mo. USD Term SOFR + 1.96%(1)(4)	1,696,075
1,500,000	Madison Park Funding XI Ltd. 8.92%, 07/23/2029, 3 mo. USD Term SOFR + 3.51%(1)(4)	1,472,261
1,200,000	Madison Park Funding XIII Ltd. 7.16%, 04/19/2030, 3 mo. USD Term SOFR + 1.76%(1)(4)	1,188,071
850,000	Madison Park Funding XXX Ltd. 8.16%, 04/15/2029, 3 mo. USD Term SOFR + 2.76%(1)(4)	816,109
870,000	Magnetite XXV Ltd. 11.99%, 01/25/2032, 3 mo. USD Term SOFR + 6.61%(1)(4)	858,568
	Magnetite XXVIII Ltd.
400,000	7.58%, 01/20/2035, 3 mo. USD Term SOFR + 2.16%(1)(4)	388,000
350,000	8.58%, 01/20/2035, 3 mo. USD Term SOFR + 3.16%(1)(4)	331,830
700,000	Neuberger Berman CLO XVI-S Ltd. 7.56%, 04/15/2034, 3 mo. USD Term SOFR + 2.16%(1)(4)	686,599
930,000	Neuberger Berman CLO XX Ltd. 7.56%, 07/15/2034, 3 mo. USD Term SOFR + 2.16%(1)(4)	907,017
1,250,000	Neuberger Berman Loan Advisers CLO 31 Ltd. 7.23%, 04/20/2031, 3 mo. USD Term SOFR + 1.81%(1)(4)	1,235,615
	Neuberger Berman Loan Advisers CLO 38 Ltd.
990,000	7.68%, 10/20/2035, 3 mo. USD Term SOFR + 2.26%(1)(4)	962,518
1,250,000	8.68%, 10/20/2035, 3 mo. USD Term SOFR + 3.26%(1)(4)	1,182,853
	New Economy Assets Phase 1 Sponsor LLC
350,000	1.91%, 10/20/2061(1)	299,275
125,000	2.41%, 10/20/2061(1)	104,037
	Oaktree CLO Ltd.
1,250,000	7.31%, 07/15/2034, 3 mo. USD Term SOFR + 1.91%(1)(4)	1,217,540
250,000	8.89%, 10/20/2034, 3 mo. USD Term SOFR + 3.47%(1)(4)	232,686
750,000	Octagon Investment Partners 31 Ltd. 7.73%, 07/20/2030, 3 mo. USD Term SOFR + 2.31%(1)(4)	739,268

The accompanying notes are an integral part of these financial statements.
75

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.0% - (continued)
	Other Asset-Backed Securities - 13.2% - (continued)
$ 690,000	Octagon Investment Partners 48 Ltd. 8.78%, 10/20/2034, 3 mo. USD Term SOFR + 3.36%(1)(4)	$ 653,848
	OHA Credit Funding 7 Ltd.
1,215,000	7.45%, 02/24/2037, 3 mo. USD Term SOFR + 2.05%(1)(4)	1,174,667
250,000	8.50%, 02/24/2037, 3 mo. USD Term SOFR + 3.10%(1)(4)	241,850
	Progress Residential Trust
205,000	1.50%, 10/17/2027(1)	186,525
820,000	1.81%, 04/17/2038(1)	721,654
1,250,000	Race Point VIII CLO Ltd. 7.69%, 02/20/2030, 3 mo. USD Term SOFR + 2.31%(1)(4)	1,210,049
719,000	Retained Vantage Data Centers Issuer LLC 5.00%, 09/15/2048(1)	648,692
233,693	Sapphire Aviation Finance II Ltd. 3.23%, 03/15/2040(1)	199,046
173,693	SCF Equipment Leasing LLC 0.83%, 08/21/2028(1)	170,770
1,200,000	Sound Point CLO VI-R Ltd. 7.48%, 10/20/2031, 3 mo. USD Term SOFR + 2.06%(1)(4)	1,188,853
2,340,000	Sound Point CLO XXVI Ltd. 7.33%, 07/20/2034, 3 mo. USD Term SOFR + 1.91%(1)(4)	2,267,203
	Stack Infrastructure Issuer LLC
625,000	1.88%, 03/26/2046(1)	552,756
100,000	1.89%, 08/25/2045(1)	90,921
340,000	3.08%, 10/25/2044(1)	326,819
940,000	5.90%, 07/25/2048(1)	895,046
	STAR Trust
935,000	7.15%, 01/17/2024, 1 mo. USD Term SOFR + 1.81%(1)(4)	905,227
1,210,000	7.45%, 01/17/2024, 1 mo. USD Term SOFR + 2.11%(1)(4)	1,171,664
111,787	Start II Ltd. 4.09%, 03/15/2044(1)	100,890
1,050,000	Stratus CLO Ltd. 8.33%, 12/28/2029, 3 mo. USD Term SOFR + 2.91%(1)(4)	1,040,181
305,000	Tricon American Homes Trust 2.03%, 11/17/2039(1)	254,922
345,000	Tricon Residential Trust 5.10%, 07/17/2040(1)	332,587
1,145,000	Vantage Data Centers Issuer LLC 6.32%, 03/16/2048(1)	1,101,517
	Voya CLO Ltd.
990,000	7.56%, 10/15/2030, 3 mo. USD Term SOFR + 2.16%(1)(4)	949,365
1,200,000	7.75%, 07/14/2031, 3 mo. USD Term SOFR + 2.35%(1)(4)	1,155,203
800,000	7.86%, 10/18/2031, 3 mo. USD Term SOFR + 2.46%(1)(4)	772,662
1,000,000	Voya Ltd. 7.61%, 10/15/2030, 3 mo. USD Term SOFR + 2.21%(1)(4)	962,485
1,205,000	Whetstone Park CLO Ltd. 8.58%, 01/20/2035, 3 mo. USD Term SOFR + 3.16%(1)(4)	1,130,268
		77,378,337
	Whole Loan Collateral CMO - 2.0%
26,165	Angel Oak Mortgage Trust 2.62%, 11/25/2059(1)(2)	25,036
12,439	BRAVO Residential Funding Trust 2.41%, 05/25/2060(1)(2)	11,772
	Federal National Mortgage Association Connecticut Avenue Securities
50,000	6.87%, 10/25/2041, 30 day USD SOFR Average + 1.55%(1)(4)	49,537
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.0% - (continued)
	Whole Loan Collateral CMO - 2.0% - (continued)
$ 532,644	7.02%, 07/25/2043, 30 day USD SOFR Average + 1.70%(1)(4)	$ 532,638
1,235,000	8.32%, 04/25/2042, 30 day USD SOFR Average + 3.00%(1)(4)	1,245,411
57,651	11.34%, 10/25/2028, 30 day USD SOFR Average + 6.01%(4)	61,389
	Flagstar Mortgage Trust
156,176	2.00%, 09/25/2041(1)(2)	124,399
74,280	4.00%, 05/25/2048(1)(2)	65,172
1,127,229	GCAT Trust 4.35%, 04/25/2067(1)(2)	988,293
	GS Mortgage-Backed Securities Corp. Trust
301,705	2.75%, 06/25/2051(1)(2)	212,797
838,155	2.77%, 05/25/2051(1)(2)	560,693
1,126,040	3.27%, 03/27/2051(1)(2)	841,696
472,158	JP Morgan Chase & Co. 7.94%, 10/25/2057, 1 mo. USD Term SOFR + 2.61%(1)(4)	468,579
	JP Morgan Mortgage Trust
757,246	2.83%, 12/25/2051(1)(2)	444,038
3,452,756	4.02%, 11/25/2050(1)(2)	2,650,502
3,046,000	6.47%, 04/25/2054(1)(2)	2,290,429
84,238	MetLife Securitization Trust 3.00%, 04/25/2055(1)(2)	76,226
37,609	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(2)	36,549
189,819	Seasoned Credit Risk Transfer Trust 3.50%, 10/25/2058	173,669
	Towd Point Mortgage Trust
1,705	2.75%, 04/25/2057(1)(2)	1,696
91,548	2.75%, 06/25/2057(1)(2)	86,249
28,428	3.00%, 01/25/2058(1)(2)	27,281
1,132,428	Verus Securitization Trust 6.19%, 03/25/2068(1)(5)	1,115,789
		12,089,840
	Total Asset & Commercial Mortgage-Backed Securities (cost $131,894,205)	$ 123,211,657
CONVERTIBLE BONDS - 2.9%
	Electric - 0.7%
2,259,000	Atlantica Sustainable Infrastructure Jersey Ltd. 4.00%, 07/15/2025	$ 2,085,072
2,137,000	Duke Energy Corp. 4.13%, 04/15/2026(1)	2,080,732
		4,165,804
	Engineering & Construction - 0.5%
EUR 2,000,000	Cellnex Telecom SA 0.75%, 11/20/2031(6)	1,556,561
$ 1,427,000	Fluor Corp. 1.13%, 08/15/2029(1)(7)	1,371,347
		2,927,908
	Healthcare - Products - 0.3%
2,200,000	Exact Sciences Corp. 0.38%, 03/01/2028	1,817,768
	Internet - 1.0%
1,365,000	Airbnb, Inc. 0.00%, 03/15/2026(8)	1,180,042
2,100,000	Etsy, Inc. 0.25%, 06/15/2028	1,546,650
2,500,000	Sea Ltd. 0.25%, 09/15/2026	1,982,500
1,285,000	Uber Technologies, Inc. 0.00%, 12/15/2025(8)	1,167,778
		5,876,970
	Software - 0.4%
2,400,000	Bentley Systems, Inc. 0.38%, 07/01/2027(7)	2,036,400
	Total Convertible Bonds (cost $19,057,739)	$ 16,824,850
CORPORATE BONDS - 19.3%
	Aerospace/Defense - 0.3%
685,000	Boeing Co. 5.15%, 05/01/2030	$ 642,893

The accompanying notes are an integral part of these financial statements.
76

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 19.3% - (continued)
	Aerospace/Defense - 0.3% - (continued)
	HEICO Corp.
$ 540,000	5.25%, 08/01/2028	$ 521,170
598,000	5.35%, 08/01/2033	550,128
135,000	Lockheed Martin Corp. 4.85%, 09/15/2041	111,946
		1,826,137
	Agriculture - 0.2%
265,000	BAT Capital Corp. 6.34%, 08/02/2030	257,199
	Philip Morris International, Inc.
205,000	5.13%, 11/17/2027	199,929
770,000	5.13%, 02/15/2030	726,432
		1,183,560
	Airlines - 0.0%
37,619	United Airlines Pass-Through Trust 4.60%, 09/01/2027	35,266
	Auto Parts & Equipment - 0.1%
608,000	Clarios Global LP/Clarios U.S. Finance Co. 6.25%, 05/15/2026(1)	593,746
	Beverages - 0.2%
	Anheuser-Busch InBev Worldwide, Inc.
452,000	4.38%, 04/15/2038	374,892
575,000	5.55%, 01/23/2049	524,778
465,000	Bacardi Ltd./Bacardi-Martini BV 5.90%, 06/15/2043(1)	412,942
		1,312,612
	Biotechnology - 0.0%
180,000	Amgen, Inc. 5.25%, 03/02/2030	173,047
100,000	Gilead Sciences, Inc. 5.55%, 10/15/2053	90,948
		263,995
	Chemicals - 0.4%
95,000	Avient Corp. 7.13%, 08/01/2030(1)	91,283
	Celanese U.S. Holdings LLC
860,000	6.17%, 07/15/2027	839,863
295,000	6.35%, 11/15/2028	288,166
575,000	DuPont de Nemours, Inc. 5.42%, 11/15/2048	501,751
785,000	NOVA Chemicals Corp. 4.25%, 05/15/2029(1)(7)	580,424
105,000	Nutrien Ltd. 4.90%, 03/27/2028	100,638
		2,402,125
	Commercial Banks - 3.6%
	Bank of America Corp.
430,000	1.73%, 07/22/2027, (1.73% fixed rate until 07/22/2026; 6 mo. USD SOFR + 0.96% thereafter)(9)	379,453
175,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.22% thereafter)(9)	129,370
961,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD Term SOFR + 1.30% thereafter)(9)	855,978
450,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD Term SOFR + 1.63% thereafter)(9)	407,400
428,000	5.82%, 09/15/2029, (5.82% fixed rate until 09/15/2028; 6 mo. USD SOFR + 1.57% thereafter)(9)	416,833
601,000	Bank of New York Mellon Corp. 4.97%, 04/26/2034, (4.97% fixed rate until 04/26/2033; 6 mo. USD SOFR + 1.61% thereafter)(9)	540,398
565,000	Barclays PLC 6.22%, 05/09/2034, (6.22% fixed rate until 05/09/2033; 2 mo. USD SOFR + 2.98% thereafter)(9)	519,045
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 19.3% - (continued)
	Commercial Banks - 3.6% - (continued)
$ 390,000	BNP Paribas SA 2.82%, 11/19/2025, (2.82% fixed rate until 11/19/2024; 3 mo. USD Term SOFR + 1.37% thereafter)(1)(9)	$ 375,208
600,000	BPCE SA 6.71%, 10/19/2029, (6.71% fixed rate until 10/19/2028; 6 mo. USD SOFR + 2.27% thereafter)(1)(9)	591,851
1,400,000	Citigroup, Inc. 5.30%, 05/06/2044	1,146,446
640,000	Commonwealth Bank of Australia 5.07%, 09/14/2028(1)	627,958
703,000	Credit Agricole SA 6.32%, 10/03/2029, (6.32% fixed rate until 10/03/2028; 6 mo. USD SOFR + 1.86% thereafter)(1)(9)	691,247
627,000	Credit Suisse AG 7.50%, 02/15/2028	651,380
	Danske Bank AS
805,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 1 yr. USD CMT + 1.35% thereafter)(1)(9)	733,274
400,000	6.26%, 09/22/2026, (6.26% fixed rate until 09/22/2025; 1 yr. USD CMT + 1.18% thereafter)(1)(9)	398,902
750,000	6.47%, 01/09/2026, (6.47% fixed rate until 01/09/2025; 1 yr. USD CMT + 2.10% thereafter)(1)(9)	746,671
150,000	Deutsche Bank AG 2.13%, 11/24/2026, (2.13% fixed rate until 11/24/2025; 6 mo. USD SOFR + 1.87% thereafter)(9)	135,429
	Goldman Sachs Group, Inc.
495,000	1.43%, 03/09/2027, (1.43% fixed rate until 03/09/2026; 6 mo. USD SOFR + 0.80% thereafter)(9)	439,659
530,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD Term SOFR + 1.46% thereafter)(9)	514,324
720,000	HSBC Holdings PLC 7.39%, 11/03/2028, (7.39% fixed rate until 11/03/2027; 6 mo. USD SOFR + 3.35% thereafter)(9)	738,818
	JP Morgan Chase & Co.
140,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD Term SOFR + 1.25% thereafter)(9)	108,333
105,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD Term SOFR + 2.46% thereafter)(9)	69,951
299,000	4.91%, 07/25/2033, (4.91% fixed rate until 07/25/2032; 6 mo. USD SOFR + 2.08% thereafter)(9)	269,116
200,000	KBC Group NV 5.80%, 01/19/2029, (5.80% fixed rate until 01/19/2028; 1 yr. USD CMT + 2.10% thereafter)(1)(9)	193,129
360,000	M&T Bank Corp. 7.41%, 10/30/2029, (7.41% fixed rate until 10/30/2028; 6 mo. USD SOFR + 2.80% thereafter)(9)	361,195
377,000	Manufacturers & Traders Trust Co. 4.70%, 01/27/2028	341,790
	Morgan Stanley
1,270,000	5.05%, 01/28/2027, (5.05% fixed rate until 01/28/2026; 6 mo. USD SOFR + 1.30% thereafter)(9)	1,240,868
529,000	5.95%, 01/19/2038, (5.95% fixed rate until 01/19/2033; 5 yr. USD CMT + 2.43% thereafter)(9)	481,206
330,000	Standard Chartered PLC 0.99%, 01/12/2025, (0.99% fixed rate until 01/12/2024; 1 yr. USD CMT + 0.78% thereafter)(1)(9)	325,987

The accompanying notes are an integral part of these financial statements.
77

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 19.3% - (continued)
	Commercial Banks - 3.6% - (continued)
$ 750,000	U.S. Bancorp 6.79%, 10/26/2027, (6.79% fixed rate until 10/26/2026; 6 mo. USD SOFR + 1.88% thereafter)(9)	$ 755,559
465,000	UBS AG 5.65%, 09/11/2028	455,306
	UBS Group AG
250,000	1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 1 yr. USD CMT + 0.85% thereafter)(1)(9)	216,567
1,050,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 6 mo. USD SOFR + 1.73% thereafter)(1)(9)	809,544
740,000	5.96%, 01/12/2034, (5.96% fixed rate until 01/12/2033; 1 yr. USD CMT + 2.20% thereafter)(1)(9)	691,102
200,000	6.30%, 09/22/2034, (6.30% fixed rate until 09/22/2033; 1 yr. USD CMT + 2.00% thereafter)(1)(9)	189,798
	Wells Fargo & Co.
1,794,000	4.48%, 01/16/2024	1,786,794
375,000	4.61%, 04/25/2053, (4.61% fixed rate until 04/25/2052; 6 mo. USD SOFR + 2.13% thereafter)(9)	278,013
1,420,000	5.38%, 11/02/2043	1,173,312
410,000	6.30%, 10/23/2029, (6.30% fixed rate until 10/23/2028; 6 mo. USD SOFR + 1.79% thereafter)(9)	406,870
		21,194,084
	Commercial Services - 0.7%
	Ashtead Capital, Inc.
557,000	2.45%, 08/12/2031(1)	410,262
260,000	4.25%, 11/01/2029(1)	226,792
400,000	5.50%, 08/11/2032(1)	358,674
200,000	5.55%, 05/30/2033(1)	179,620
200,000	5.95%, 10/15/2033(1)	182,965
	ERAC USA Finance LLC
810,000	4.90%, 05/01/2033(1)	738,108
178,000	5.40%, 05/01/2053(1)	154,734
85,000	Gartner, Inc. 3.75%, 10/01/2030(1)	70,405
	TriNet Group, Inc.
540,000	3.50%, 03/01/2029(1)	445,853
300,000	7.13%, 08/15/2031(1)	290,046
145,000	UL Solutions, Inc. 6.50%, 10/20/2028(1)	143,710
155,000	United Rentals North America, Inc. 3.88%, 02/15/2031	127,600
520,000	Williams Scotsman, Inc. 7.38%, 10/01/2031(1)	511,478
		3,840,247
	Construction Materials - 0.3%
795,000	Eagle Materials, Inc. 2.50%, 07/01/2031	607,328
410,000	Masonite International Corp. 3.50%, 02/15/2030(1)	324,648
1,045,000	Standard Industries, Inc. 3.38%, 01/15/2031(1)	790,948
		1,722,924
	Distribution/Wholesale - 0.1%
640,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(1)	634,145
250,000	LKQ Corp. 5.75%, 06/15/2028	242,331
		876,476
	Diversified Financial Services - 1.0%
	American Express Co.
987,000	5.04%, 05/01/2034, (5.04% fixed rate until 05/01/2033; 3 mo. USD SOFR + 1.84% thereafter)(9)	888,015
40,000	6.49%, 10/30/2031, (6.49% fixed rate until 10/30/2030; 6 mo. USD SOFR + 1.94% thereafter)(9)	40,136
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 19.3% - (continued)
	Diversified Financial Services - 1.0% - (continued)
	Aviation Capital Group LLC
$ 435,000	1.95%, 09/20/2026(1)	$ 378,708
1,250,000	3.50%, 11/01/2027(1)	1,098,096
775,000	Brookfield Finance LLC/Brookfield Finance, Inc. 3.45%, 04/15/2050	449,655
	Capital One Financial Corp.
285,000	5.47%, 02/01/2029, (5.47% fixed rate until 02/01/2028; 6 mo. USD SOFR + 2.08% thereafter)(9)	265,278
255,000	6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(9)	244,271
135,000	7.15%, 10/29/2027, (7.15% fixed rate until 10/29/2026; 6 mo. USD SOFR + 2.44% thereafter)(9)	135,041
195,000	Enact Holdings, Inc. 6.50%, 08/15/2025(1)	191,532
775,000	GGAM Finance Ltd. 8.00%, 06/15/2028(1)	764,575
	Intercontinental Exchange, Inc.
545,000	4.00%, 09/15/2027	509,161
218,000	4.35%, 06/15/2029	201,246
	Nasdaq, Inc.
45,000	5.95%, 08/15/2053	40,412
40,000	6.10%, 06/28/2063	35,593
675,000	United Wholesale Mortgage LLC 5.75%, 06/15/2027(1)	614,203
		5,855,922
	Electric - 2.1%
	Arizona Public Service Co.
45,000	3.35%, 05/15/2050	26,619
25,000	3.75%, 05/15/2046	16,216
55,000	4.25%, 03/01/2049	37,988
245,000	4.35%, 11/15/2045	176,206
275,000	Cleco Corporate Holdings LLC 3.38%, 09/15/2029	227,315
	Dominion Energy South Carolina, Inc.
105,000	4.60%, 06/15/2043	83,448
156,000	6.63%, 02/01/2032	161,995
479,000	Dominion Energy, Inc. 4.35%, 01/15/2027, (4.35% fixed rate until 01/15/2027; 5 yr. USD CMT + 3.20% thereafter)(9)(10)	387,981
14,000	Duke Energy Carolinas LLC 5.35%, 01/15/2053	12,078
	Duke Energy Corp.
105,000	2.65%, 09/01/2026	96,225
120,000	3.40%, 06/15/2029	105,144
255,000	Duke Energy Progress LLC 5.25%, 03/15/2033	241,458
80,000	Edison International 6.95%, 11/15/2029	81,380
180,000	Eversource Energy 5.45%, 03/01/2028	175,809
575,000	Exelon Corp. 5.10%, 06/15/2045	469,367
335,000	Florida Power & Light Co. 5.10%, 04/01/2033	314,441
1,910,000	Georgia Power Co. 4.70%, 05/15/2032	1,733,085
425,000	Indianapolis Power & Light Co. 6.60%, 06/01/2037(1)	419,082
775,000	ITC Holdings Corp. 5.40%, 06/01/2033(1)	718,916
20,000	Metropolitan Edison Co. 5.20%, 04/01/2028(1)	19,307
	NextEra Energy Capital Holdings, Inc.
160,000	5.75%, 09/01/2025	159,231
110,000	6.05%, 03/01/2025	109,933
	Pacific Gas & Electric Co.
275,000	3.30%, 12/01/2027	239,598
946,250	4.50%, 07/01/2040	674,507
398,875	4.55%, 07/01/2030	345,693
505,000	5.90%, 06/15/2032	461,538
110,000	6.70%, 04/01/2053	97,982
203,000	6.75%, 01/15/2053	180,711

The accompanying notes are an integral part of these financial statements.
78

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 19.3% - (continued)
	Electric - 2.1% - (continued)
	Pennsylvania Electric Co.
$ 66,000	3.60%, 06/01/2029(1)	$ 58,366
750,000	4.15%, 04/15/2025(1)	723,910
15,000	5.15%, 03/30/2026(1)	14,668
270,000	San Diego Gas & Electric Co. 3.70%, 03/15/2052	176,940
	SCE Recovery Funding LLC
122,712	0.86%, 11/15/2033	101,144
65,000	1.94%, 05/15/2040	42,951
35,000	2.51%, 11/15/2043	20,310
	Sempra
1,075,000	3.25%, 06/15/2027	974,361
295,000	4.13%, 04/01/2052, (4.13% fixed rate until 01/01/2027; 5 yr. USD CMT + 2.87% thereafter)(9)	228,948
	Southern California Edison Co.
317,000	5.88%, 12/01/2053	283,762
975,000	5.95%, 11/01/2032	953,897
376,312	Texas Electric Market Stabilization Funding N LLC 4.27%, 08/01/2036(1)	345,990
485,000	Trans-Allegheny Interstate Line Co. 3.85%, 06/01/2025(1)	468,687
90,000	Tucson Electric Power Co. 4.00%, 06/15/2050	60,450
		12,227,637
	Electrical Components & Equipment - 0.2%
955,000	WESCO Distribution, Inc. 7.25%, 06/15/2028(1)	948,967
	Electronics - 0.1%
135,000	Honeywell International, Inc. 4.25%, 01/15/2029	127,403
400,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	348,712
441,000	Vontier Corp. 1.80%, 04/01/2026	392,908
		869,023
	Energy-Alternate Sources - 0.1%
575,000	TerraForm Power Operating LLC 4.75%, 01/15/2030(1)	484,726
	Engineering & Construction - 0.0%
320,000	TopBuild Corp. 3.63%, 03/15/2029(1)	266,343
	Entertainment - 0.1%
769,000	Warnermedia Holdings, Inc. 4.05%, 03/15/2029	680,856
	Environmental Control - 0.3%
	Clean Harbors, Inc.
406,000	5.13%, 07/15/2029(1)	363,406
70,000	6.38%, 02/01/2031(1)	66,530
990,000	Republic Services, Inc. 5.00%, 04/01/2034	909,099
775,000	Waste Management, Inc. 4.88%, 02/15/2034	712,121
		2,051,156
	Food - 0.1%
510,000	Sigma Alimentos SA de CV 4.13%, 05/02/2026(1)	480,347
	Gas - 0.3%
125,000	Boston Gas Co. 3.15%, 08/01/2027(1)	111,667
521,000	CenterPoint Energy Resources Corp. 5.25%, 03/01/2028	509,515
765,000	KeySpan Gas East Corp. 5.99%, 03/06/2033(1)	720,833
200,000	Southern Co. Gas Capital Corp. 5.75%, 09/15/2033	190,788
		1,532,803
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 19.3% - (continued)
	Hand/Machine Tools - 0.1%
$ 370,000	Regal Rexnord Corp. 6.05%, 04/15/2028(1)	$ 354,321
	Healthcare - Products - 0.2%
	Alcon Finance Corp.
805,000	3.00%, 09/23/2029(1)	683,873
400,000	5.38%, 12/06/2032(1)	375,578
		1,059,451
	Healthcare - Services - 0.6%
565,000	Bon Secours Mercy Health, Inc. 3.56%, 08/01/2027	518,800
	Centene Corp.
450,000	2.45%, 07/15/2028	378,135
245,000	4.25%, 12/15/2027	225,177
214,000	Dignity Health 3.81%, 11/01/2024	209,074
1,000,000	HCA, Inc. 5.50%, 06/15/2047	810,143
775,000	IQVIA, Inc. 5.70%, 05/15/2028(1)	744,000
565,000	Providence St Joseph Health Obligated Group 5.40%, 10/01/2033	530,787
140,000	Sutter Health 2.29%, 08/15/2030	110,750
145,000	Toledo Hospital 5.75%, 11/15/2038	139,000
	UnitedHealth Group, Inc.
5,000	3.85%, 06/15/2028	4,667
25,000	4.75%, 05/15/2052	20,146
		3,690,679
	Home Builders - 0.1%
480,000	Meritage Homes Corp. 3.88%, 04/15/2029(1)	403,584
	Insurance - 0.6%
144,000	American International Group, Inc. 3.40%, 06/30/2030	121,324
	Athene Global Funding
370,000	1.61%, 06/29/2026(1)	323,524
800,000	2.50%, 03/24/2028(1)	672,568
517,000	Corebridge Financial, Inc. 4.35%, 04/05/2042	376,641
70,000	Corebridge Global Funding 5.90%, 09/19/2028(1)	69,180
350,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(1)	292,877
1,100,000	Equitable Holdings, Inc. 5.00%, 04/20/2048	842,383
385,000	Intact Financial Corp. 5.46%, 09/22/2032(1)	357,451
675,000	Unum Group 5.75%, 08/15/2042	562,233
		3,618,181
	Internet - 0.3%
780,000	Meta Platforms, Inc. 4.80%, 05/15/2030	753,123
840,000	Uber Technologies, Inc. 4.50%, 08/15/2029(1)	740,850
		1,493,973
	Investment Company Security - 0.0%
250,000	JAB Holdings BV 3.75%, 05/28/2051(1)	144,929
	IT Services - 0.1%
	Booz Allen Hamilton, Inc.
475,000	3.88%, 09/01/2028(1)	423,049
70,000	5.95%, 08/04/2033	66,564
		489,613
	Leisure Time - 0.1%
85,000	Carnival Corp. 7.00%, 08/15/2029(1)	83,351
	Royal Caribbean Cruises Ltd.
460,000	8.25%, 01/15/2029(1)	469,969
56,000	11.50%, 06/01/2025(1)	59,182
		612,502
	Lodging - 0.1%
800,000	Genting New York LLC/GENNY Capital, Inc. 3.30%, 02/15/2026(1)	716,044

The accompanying notes are an integral part of these financial statements.
79

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 19.3% - (continued)
	Machinery-Diversified - 0.2%
$ 1,040,000	John Deere Capital Corp. 5.15%, 09/08/2033	$ 991,277
	Media - 0.7%
950,000	Charter Communications Operating LLC/Charter Communications Operating Capital 6.48%, 10/23/2045	801,605
	Comcast Corp.
618,000	3.25%, 11/01/2039	428,108
780,000	4.80%, 05/15/2033	712,993
	Discovery Communications LLC
178,000	4.00%, 09/15/2055	102,465
1,000,000	5.20%, 09/20/2047	719,801
1,000,000	Paramount Global 5.85%, 09/01/2043	724,913
	Time Warner Cable LLC
80,000	6.55%, 05/01/2037	70,356
60,000	7.30%, 07/01/2038	55,849
250,000	Videotron Ltd. 3.63%, 06/15/2029(1)	209,455
		3,825,545
	Mining - 0.2%
911,000	Glencore Funding LLC 6.38%, 10/06/2030(1)	893,681
	Miscellaneous Manufacturing - 0.1%
350,000	Textron, Inc. 3.88%, 03/01/2025	340,134
	Oil & Gas - 0.7%
1,760,000	Aker BP ASA 3.75%, 01/15/2030(1)	1,504,090
	Equinor ASA
35,000	2.88%, 04/06/2025	33,746
560,000	3.00%, 04/06/2027	517,396
	Occidental Petroleum Corp.
825,000	3.40%, 04/15/2026	770,138
192,000	6.13%, 01/01/2031	187,768
495,000	6.20%, 03/15/2040	460,261
197,000	6.45%, 09/15/2036	191,358
	Var Energi ASA
445,000	7.50%, 01/15/2028(1)	455,312
200,000	8.00%, 11/15/2032(1)	206,306
		4,326,375
	Packaging & Containers - 0.1%
275,000	Berry Global, Inc. 5.50%, 04/15/2028(1)	263,366
340,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	282,355
		545,721
	Pharmaceuticals - 0.3%
600,000	AbbVie, Inc. 4.75%, 03/15/2045	494,346
465,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV 4.13%, 04/30/2028(1)	401,640
530,000	Pfizer Investment Enterprises Pte. Ltd. 5.11%, 05/19/2043	467,412
360,000	Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	326,834
		1,690,232
	Pipelines - 1.4%
395,000	Cheniere Energy Partners LP 5.95%, 06/30/2033(1)	369,396
	Columbia Pipelines Operating Co. LLC
90,000	5.93%, 08/15/2030(1)	87,014
174,000	6.50%, 08/15/2043(1)	162,442
	Energy Transfer LP
1,200,000	4.40%, 03/15/2027	1,130,687
1,125,000	4.75%, 01/15/2026	1,091,578
155,000	4.95%, 06/15/2028	146,577
385,000	5.00%, 05/15/2050	290,344
1,100,000	5.25%, 04/15/2029	1,044,923
165,000	6.55%, 12/01/2033	162,929
214,000	7.60%, 02/01/2024	214,087
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 19.3% - (continued)
	Pipelines - 1.4% - (continued)
$ 424,720	Galaxy Pipeline Assets Bidco Ltd. 2.16%, 03/31/2034(1)	$ 343,837
	Gray Oak Pipeline LLC
258,000	2.60%, 10/15/2025(1)	238,733
40,000	3.45%, 10/15/2027(1)	35,300
	ONEOK, Inc.
1,175,000	4.00%, 07/13/2027	1,092,694
175,000	5.65%, 11/01/2028	170,840
585,000	Sempra Global 3.25%, 01/15/2032(1)	440,869
	Venture Global Calcasieu Pass LLC
235,000	3.88%, 08/15/2029(1)	195,572
360,000	6.25%, 01/15/2030(1)	339,623
75,000	Western Midstream Operating LP 6.15%, 04/01/2033	70,944
760,000	Williams Cos., Inc. 5.65%, 03/15/2033	718,543
		8,346,932
	Real Estate Investment Trusts - 1.1%
765,000	American Tower Corp. 5.65%, 03/15/2033	713,256
1,705,000	American Tower Trust I 5.49%, 03/15/2028(1)	1,674,645
	Brixmor Operating Partnership LP
285,000	4.05%, 07/01/2030	243,645
440,000	4.13%, 05/15/2029	385,465
110,000	Extra Space Storage LP 5.50%, 07/01/2030	104,175
750,000	GLP Capital LP/GLP Financing II, Inc. 4.00%, 01/15/2030	626,267
1,445,000	Realty Income Corp. 4.90%, 07/15/2033	1,287,304
	SBA Tower Trust
100,000	1.63%, 05/15/2051(1)	86,556
100,000	1.88%, 07/15/2050(1)	90,637
215,000	2.84%, 01/15/2050(1)	205,288
1,280,000	VICI Properties LP 4.95%, 02/15/2030	1,141,094
135,000	VICI Properties LP/VICI Note Co., Inc. 4.13%, 08/15/2030(1)	111,368
		6,669,700
	Retail - 0.3%
105,000	AutoZone, Inc. 6.25%, 11/01/2028	106,143
775,000	Dollar General Corp. 4.63%, 11/01/2027	736,093
800,000	Dollar Tree, Inc. 4.20%, 05/15/2028	736,721
		1,578,957
	Semiconductors - 0.3%
695,000	Broadcom, Inc. 3.47%, 04/15/2034(1)	530,879
770,000	Intel Corp. 4.88%, 02/10/2028	749,002
675,000	Microchip Technology, Inc. 0.97%, 02/15/2024	665,087
		1,944,968
	Software - 0.5%
254,000	Activision Blizzard, Inc. 4.50%, 06/15/2047	213,894
170,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	151,089
540,000	Fidelity National Information Services, Inc. 5.10%, 07/15/2032(7)	499,286
	Oracle Corp.
585,000	2.88%, 03/25/2031	469,816
240,000	2.95%, 04/01/2030	199,195
990,000	3.65%, 03/25/2041	677,342
650,000	ROBLOX Corp. 3.88%, 05/01/2030(1)	527,416
		2,738,038
	Telecommunications - 0.7%
	AT&T, Inc.
11,000	3.65%, 06/01/2051	6,816
24,000	3.85%, 06/01/2060	14,543
225,000	4.30%, 02/15/2030	202,092
30,000	4.30%, 12/15/2042	22,324
207,000	4.75%, 05/15/2046	157,249
750,000	Juniper Networks, Inc. 1.20%, 12/10/2025	677,265

The accompanying notes are an integral part of these financial statements.
80

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 19.3% - (continued)
	Telecommunications - 0.7% - (continued)
$ 875,000	Motorola Solutions, Inc. 5.60%, 06/01/2032	$ 818,750
425,000	NBN Co. Ltd. 1.63%, 01/08/2027(1)	373,723
313,125	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74%, 03/20/2025(1)	309,573
	T-Mobile USA, Inc.
290,000	2.88%, 02/15/2031	231,206
741,000	3.38%, 04/15/2029	644,719
775,000	4.50%, 04/15/2050	569,014
250,000	5.75%, 01/15/2054	220,956
58,000	6.00%, 06/15/2054	52,978
		4,301,208
	Trucking & Leasing - 0.3%
580,000	DAE Funding LLC 1.55%, 08/01/2024(1)	557,684
	Penske Truck Leasing Co. LP/PTL Finance Corp.
745,000	3.95%, 03/10/2025(1)	721,294
230,000	5.55%, 05/01/2028(1)	221,107
230,000	5.70%, 02/01/2028(1)	222,334
		1,722,419
	Total Corporate Bonds (cost $127,196,492)	$ 113,147,416
MUNICIPAL BONDS - 0.9%
	Airport - 0.0%
	Dallas Fort Worth International Airport, TX, Rev
15,000	4.09%, 11/01/2051	$ 11,277
90,000	4.51%, 11/01/2051	72,078
80,000	Port Auth of New York & New Jersey, NY, Rev 3.18%, 07/15/2060(7)	46,105
		129,460
	General - 0.1%
20,000	Chicago Transit Auth Sales & Transfer Tax Receipts, IL, Rev 6.90%, 12/01/2040	21,139
120,000	Kansas Dev Finance Auth, KS, Rev, (AGM Insured) 5.37%, 05/01/2026	119,142
575,000	Philadelphia Auth for Industrial Dev, PA, Rev, (NATL Insured) 6.55%, 10/15/2028	588,628
		728,909
	General Obligation - 0.4%
1,335,000	State of Illinois, IL, GO 5.10%, 06/01/2033	1,236,941
1,350,000	Town of Andover, MA, GO 2.62%, 11/01/2036	975,621
		2,212,562
	Power - 0.0%
34,000	Utility Debt Securitization Auth, NY, Rev 3.44%, 12/15/2025	33,911
	Tobacco - 0.0%
	Golden State Tobacco Securitization Corp., CA, Rev, (ST APPROP Insured)
10,000	2.75%, 06/01/2034	7,623
35,000	3.00%, 06/01/2046	30,859
20,000	3.29%, 06/01/2042	13,394
		51,876
	Transportation - 0.3%
150,000	Illinois State Toll Highway Auth, IL, Rev 6.18%, 01/01/2034	151,917
	Metropolitan Transportation Auth, NY, Rev
60,000	5.18%, 11/15/2049	49,242
15,000	6.20%, 11/15/2026	15,060
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.9% - (continued)
	Transportation - 0.3% - (continued)
$ 195,000	6.81%, 11/15/2040	$ 196,340
1,350,000	San Joaquin Hills Transportation Corridor Agency, CA, Rev, (AGM Insured) 3.22%, 01/15/2035	1,041,754
		1,454,313
	Utilities - 0.0%
240,000	Texas Natural Gas Securitization Finance Corp., TX, Rev 5.10%, 04/01/2035	232,264
	Utility - Electric - 0.1%
375,000	Illinois Municipal Electric Agency, IL, Rev 6.83%, 02/01/2035	385,347
253,000	Municipal Electric Auth of Georgia, GA, Rev 6.64%, 04/01/2057	257,888
		643,235
	Total Municipal Bonds (cost $6,625,257)	$ 5,486,530
SENIOR FLOATING RATE INTERESTS - 8.7%(11)
	Advertising - 0.2%
	ABG Intermediate Holdings 2 LLC
120,370	4.00%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%(12)	$ 120,069
508,562	8.92%, 12/21/2028, 1 mo. USD Term SOFR + 3.50%	507,017
628,218	9.42%, 12/21/2028, 1 mo. USD Term SOFR + 4.00%	626,647
		1,253,733
	Aerospace/Defense - 0.2%
330,000	Barnes Group, Inc. 8.42%, 09/03/2030, 1 mo. USD Term SOFR + 3.00%	325,601
272,250	Spirit Aerosystems, Inc. 9.63%, 01/15/2027, 1 mo. USD Term SOFR + 4.25%	271,093
739,107	TransDigm, Inc. 8.64%, 08/24/2028, 3 mo. USD Term SOFR + 3.25%	737,939
		1,334,633
	Airlines - 0.1%
182,687	Air Canada 9.13%, 08/11/2028, 3 mo. USD Term SOFR + 3.50%	182,368
256,500	American Airlines, Inc. 10.43%, 04/20/2028, 3 mo. USD Term SOFR + 4.75%	259,706
172,500	Mileage Plus Holdings LLC 10.80%, 06/21/2027, 3 mo. USD Term SOFR + 5.25%	177,509
236,000	SkyMiles IP Ltd. 9.17%, 10/20/2027, 3 mo. USD Term SOFR + 3.75%	241,459
		861,042
	Apparel - 0.2%
252,778	Birkenstock GmbH & Co. KG 8.88%, 04/28/2028, 3 mo. USD Term SOFR + 2.75%	251,704
291,575	Crocs, Inc. 8.53%, 02/20/2029, 3 mo. USD Term SOFR + 3.00%	291,893
328,350	Hanesbrands, Inc. 9.07%, 03/08/2030, 1 mo. USD Term SOFR + 3.75%	323,835
		867,432
	Auto Parts & Equipment - 0.2%
565,000	Clarios Global LP 9.07%, 05/06/2030, 1 mo. USD Term SOFR + 3.75%	563,587
379,952	First Brands Group LLC 10.88%, 03/30/2027, 6 mo. USD Term SOFR + 5.00%	373,961
		937,548

The accompanying notes are an integral part of these financial statements.
81

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 8.7%(11) - (continued)
	Chemicals - 0.1%
$ 427,382	Messer Industries GmbH 8.15%, 03/02/2026, 3 mo. USD Term SOFR + 2.50%	$ 426,908
224,438	Starfruit Finco BV 9.42%, 04/03/2028, 1 mo. USD Term SOFR + 4.00%	218,896
		645,804
	Commercial Services - 0.6%
624,000	AlixPartners LLP 8.19%, 02/04/2028, 1 mo. USD Term SOFR + 2.75%	623,101
	Amentum Government Services Holdings LLC
103,687	9.33%, 02/15/2029, 1 mo. USD Term SOFR + 4.00%	101,193
149,962	9.44%, 01/29/2027, 1 mo. USD Term SOFR + 4.00%	146,963
362,600	APX Group, Inc. 8.93%, 07/10/2028, PRIME + 3.25%	362,034
	Belron Finance U.S. LLC
238,722	7.88%, 11/13/2025, 3 mo. USD Term SOFR + 2.50%	238,722
149,625	8.25%, 04/18/2029, 3 mo. USD Term SOFR + 2.75%	149,719
189,310	Corporation Service Co. 8.67%, 11/02/2029, 1 mo. USD Term SOFR + 3.25%	189,193
220,000	GTCR W Merger Sub LLC 0.00%, 09/20/2030, 1 mo. USD Term SOFR + 3.00%(13)	218,258
	Verisure Holding AB
EUR 575,000	6.97%, 07/20/2026, 3 mo. EURIBOR + 3.00%	597,645
430,000	6.97%, 03/27/2028, 3 mo. EURIBOR + 3.00%	443,417
$ 614,250	WEX, Inc. 7.69%, 03/31/2028, 1 mo. USD Term SOFR + 2.25%	613,396
		3,683,641
	Construction Materials - 0.2%
225,413	Emerald Borrower LP 8.38%, 05/31/2030, 3 mo. USD Term SOFR + 3.00%	224,813
33,405	Ingersoll-Rand Services Co. 7.17%, 03/01/2027, 1 mo. USD Term SOFR + 1.75%	33,431
626,716	Quikrete Holdings, Inc. 8.06%, 02/01/2027, 1 mo. USD Term SOFR + 2.63%	624,968
255,328	Standard Industries, Inc. 7.95%, 09/22/2028, 1 mo. USD Term SOFR + 2.50%	255,555
274,312	Tamko Building Products LLC 8.90%, 06/01/2026, 6 mo. USD Term SOFR + 3.00%	272,941
		1,411,708
	Distribution/Wholesale - 0.3%
720,000	American Builders & Contractors Supply Co., Inc. 7.42%, 01/15/2027, 1 mo. USD Term SOFR + 2.00%	718,279
672,806	Core & Main LP 7.97%, 07/27/2028, 1 mo. USD Term SOFR + 2.50%	669,651
425,000	Windsor Holdings III LLC 9.81%, 08/01/2030, 1 mo. USD Term SOFR + 4.50%	422,875
		1,810,805
	Diversified Financial Services - 0.5%
	Aretec Group, Inc.
654,098	9.67%, 10/01/2025, 1 mo. USD Term SOFR + 4.25%	652,790
300,000	9.92%, 08/09/2030, 1 mo. USD Term SOFR + 4.50%	290,946
484,621	Blackhawk Network Holdings, Inc. 8.17%, 06/15/2025, 3 mo. USD Term SOFR + 3.00%	480,201
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 8.7%(11) - (continued)
	Diversified Financial Services - 0.5% - (continued)
$ 626,421	Fleetcor Technologies Operating Co. LLC 7.17%, 04/28/2028, 1 mo. USD Term SOFR + 1.75%	$ 624,680
601,260	NFP Corp. 8.69%, 02/16/2027, 1 mo. USD Term SOFR + 3.25%	589,084
350,000	Setanta Aircraft Leasing Designated Activity Co. 7.65%, 11/05/2028, 3 mo. USD Term SOFR + 2.00%	349,618
		2,987,319
	Electronics - 0.1%
338,236	II-VI, Inc. 8.19%, 07/02/2029, 1 mo. USD Term SOFR + 2.75%	337,072
200,750	Ingram Micro, Inc. 8.65%, 06/30/2028, 3 mo. USD Term SOFR + 3.00%	199,897
		536,969
	Engineering & Construction - 0.1%
733,947	Brown Group Holding LLC 8.17%, 06/07/2028, 1 mo. USD Term SOFR + 2.75%	719,877
103,162	Fluidra SA 7.35%, 01/29/2029, 1 mo. USD Term SOFR + 1.93%	102,421
		822,298
	Entertainment - 0.4%
318,400	Caesars Entertainment Corp. 8.67%, 02/06/2030, 1 mo. USD Term SOFR + 3.25%	316,853
497,500	Cinemark USA, Inc. 9.09%, 05/24/2030, 3 mo. USD Term SOFR + 3.75%	496,256
495,000	Delta 2 Lux SARL 7.57%, 01/15/2030, 1 mo. USD Term SOFR + 2.25%	494,535
108,625	Great Canadian Gaming Corp. 9.66%, 11/01/2026, 3 mo. USD Term SOFR + 4.00%	108,509
478,750	SeaWorld Parks & Entertainment, Inc. 8.44%, 08/25/2028, 1 mo. USD Term SOFR + 3.00%	477,352
498,631	UFC Holdings LLC 8.40%, 04/29/2026, 3 mo. USD Term SOFR + 2.75%	497,868
		2,391,373
	Environmental Control - 0.1%
162,697	Covanta Holding Corp. 7.82%, 11/30/2028, 1 mo. USD Term SOFR + 2.50%	160,181
437,800	Filtration Group Corp. 9.69%, 10/21/2028, 1 mo. USD Term SOFR + 4.25%	437,594
		597,775
	Food - 0.2%
695,618	Hostess Brands LLC 7.89%, 06/28/2030, 3 mo. USD Term SOFR + 2.50%	694,749
220,267	U.S. Foods, Inc. 7.44%, 09/13/2026, 1 mo. USD Term SOFR + 2.00%	220,000
		914,749
	Food Service - 0.0%
177,175	Aramark Services, Inc. 7.19%, 01/15/2027, 1 mo. USD Term SOFR + 1.75%	176,289
	Healthcare - Products - 0.2%
261,131	Avantor Funding, Inc. 7.67%, 11/08/2027, 1 mo. USD Term SOFR + 2.25%	260,841

The accompanying notes are an integral part of these financial statements.
82

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 8.7%(11) - (continued)
	Healthcare - Products - 0.2% - (continued)
$ 561,450	Medline Borrower LP 8.69%, 10/23/2028, 1 mo. USD Term SOFR + 3.25%	$ 557,593
585,346	Sunshine Luxembourg VII SARL 9.24%, 10/01/2026, 3 mo. USD Term SOFR + 3.75%	584,286
		1,402,720
	Healthcare - Services - 0.1%
81,316	ICON Luxembourg SARL 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	81,335
610,385	Surgery Center Holdings, Inc. 9.20%, 08/31/2026, 1 mo. USD Term SOFR + 3.75%	609,451
		690,786
	Insurance - 0.7%
670,356	Acrisure LLC 8.94%, 02/15/2027, 1 mo. USD Term SOFR + 3.50%	651,815
119,100	AmWINS Group, Inc. 8.19%, 02/19/2028, 1 mo. USD Term SOFR + 2.75%	118,713
	AssuredPartners, Inc.
108,350	8.82%, 02/12/2027, 1 mo. USD Term SOFR + 3.50%	107,348
99,000	9.57%, 02/12/2027, 1 mo. USD Term SOFR + 4.25%	96,098
	Asurion LLC
297,837	8.69%, 12/23/2026, 1 mo. USD Term SOFR + 3.25%	287,412
465,189	9.42%, 08/19/2028, 1 mo. USD Term SOFR + 4.00%	443,158
145,000	10.69%, 01/31/2028, 1 mo. USD Term SOFR + 5.25%	125,580
813,720	HUB International Ltd. 9.66%, 06/20/2030, 3 mo. USD Term SOFR + 4.25%	813,142
909,346	Sedgwick Claims Management Services, Inc. 9.07%, 02/24/2028, 1 mo. USD Term SOFR + 3.75%	905,372
724,911	USI, Inc. 9.14%, 11/22/2029, 3 mo. USD Term SOFR + 3.75%	722,345
		4,270,983
	Internet - 0.2%
414,949	Gen Digital Inc. 7.42%, 09/12/2029, 1 mo. USD Term SOFR + 2.00%	410,974
677,117	MH Sub I LLC 9.57%, 05/03/2028, 1 mo. USD Term SOFR + 4.25%	646,267
		1,057,241
	Leisure Time - 0.2%
	Carnival Corp.
99,750	8.34%, 08/08/2027, 1 mo. USD Term SOFR + 3.00%	97,880
289,838	8.69%, 10/18/2028, 1 mo. USD Term SOFR + 3.25%	284,162
366,562	Hayward Industries, Inc. 8.19%, 05/30/2028, 1 mo. USD Term SOFR + 2.75%	359,558
263,925	MajorDrive Holdings IV LLC 9.65%, 06/01/2028, 3 mo. USD Term SOFR + 4.00%	255,788
		997,388
	Media - 0.7%
371,450	Cable One, Inc. 7.44%, 05/03/2028, 1 mo. USD Term SOFR + 2.00%	368,044
	CSC Holdings LLC
351,313	7.95%, 04/15/2027, 1 mo. USD Term SOFR + 2.50%	316,290
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 8.7%(11) - (continued)
	Media - 0.7% - (continued)
$ 478,527	9.83%, 01/18/2028, 1 mo. USD Term SOFR + 4.50%	$ 446,226
332,100	DirecTV Financing LLC 10.44%, 08/02/2027, 1 mo. USD Term SOFR + 5.00%	322,672
484,848	EW Scripps Co. 8.00%, 05/01/2026, 1 mo. USD Term SOFR + 2.56%	474,458
305,000	Simon & Schuster, Inc. 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 4.00%(13)	302,459
750,000	Telenet Financing USD LLC 7.45%, 04/30/2028, 1 mo. USD Term SOFR + 2.00%	727,583
410,000	Virgin Media Bristol LLC 8.70%, 01/31/2029, 1 mo. USD Term SOFR + 3.25%	401,480
500,000	Ziggo Financing Partnership 7.95%, 04/30/2028, 1 mo. USD Term SOFR + 2.50%	488,815
		3,848,027
	Mining - 0.0%
275,000	Arsenal AIC Parent LLC 9.88%, 08/18/2030, 3 mo. USD Term SOFR + 4.50%	274,117
	Miscellaneous Manufacturing - 0.1%
497,500	Momentive Performance Materials, Inc. 9.82%, 03/29/2028, 1 mo. USD Term SOFR + 4.50%	472,625
	Packaging & Containers - 0.2%
548,800	Berlin Packaging LLC 9.19%, 03/11/2028, 3 mo. USD Term SOFR + 3.75%	535,179
409,812	Clydesdale Acquisition Holdings, Inc. 9.60%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%	395,846
		931,025
	Pharmaceuticals - 0.3%
414,131	Elanco Animal Health, Inc. 7.16%, 08/01/2027, 1 mo. USD Term SOFR + 1.75%	404,142
413,739	Gainwell Acquisition Corp. 9.49%, 10/01/2027, 3 mo. USD Term SOFR + 4.00%	394,777
308,254	Jazz Financing Lux SARL 8.94%, 05/05/2028, 1 mo. USD Term SOFR + 3.50%	308,082
343,238	Organon & Co. 8.45%, 06/02/2028, 1 mo. USD Term SOFR + 3.00%	342,122
20,260	PRA Health Sciences, Inc. 7.90%, 07/03/2028, 3 mo. USD Term SOFR + 2.25%	20,265
		1,469,388
	Pipelines - 0.5%
795,639	Medallion Midland Acquisition LLC 9.40%, 10/18/2028, 3 mo. USD Term SOFR + 3.75%	795,639
477,447	NorthRiver Midstream Finance LP 8.39%, 08/16/2030, 1 mo. USD Term SOFR + 3.00%	475,804
262,699	Oryx Midstream Services Permian Basin LLC 8.69%, 10/05/2028, 1 mo. USD Term SOFR + 3.25%	262,116
400,167	Traverse Midstream Partners LLC 9.24%, 02/16/2028, 3 mo. USD Term SOFR + 3.75%	398,667
799,732	UGI Energy Services LLC 8.67%, 02/22/2030, 1 mo. USD Term SOFR + 3.25%	797,604
		2,729,830

The accompanying notes are an integral part of these financial statements.
83

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 8.7%(11) - (continued)
	Retail - 0.7%
$ 440,166	1011778 BC Unlimited Liability Co. 7.57%, 09/20/2030, 1 mo. USD Term SOFR + 2.25%	$ 435,654
421,008	Beacon Roofing Supply, Inc. 7.69%, 05/19/2028, 1 mo. USD Term SOFR + 2.25%	420,133
500,915	Great Outdoors Group LLC 9.40%, 03/06/2028, 1 mo. USD Term SOFR + 3.75%	496,427
695,058	Harbor Freight Tools USA, Inc. 8.19%, 10/19/2027, 1 mo. USD Term SOFR + 2.75%	685,570
531,751	IRB Holding Corp. 8.42%, 12/15/2027, 1 mo. USD Term SOFR + 3.00%	525,545
596,751	LBM Acquisition LLC 9.17%, 12/17/2027, 1 mo. USD Term SOFR + 3.75%	566,913
371,450	Michaels Cos., Inc. 9.90%, 04/15/2028, 3 mo. USD Term SOFR + 4.25%	309,336
253,363	Petco Health & Wellness Co., Inc. 8.90%, 03/03/2028, 3 mo. USD Term SOFR + 3.25%	247,452
464,312	SRS Distribution, Inc. 8.94%, 06/02/2028, 1 mo. USD Term SOFR + 3.50%	452,705
		4,139,735
	Semiconductors - 0.1%
276,624	Entegris, Inc. 7.88%, 07/06/2029, 3 mo. USD Term SOFR + 2.50%	276,724
495,000	MKS Instruments, Inc. 7.82%, 08/17/2029, 1 mo. USD Term SOFR + 2.50%	490,461
		767,185
	Software - 1.0%
634,482	DCert Buyer, Inc. 9.32%, 10/16/2026, 1 mo. USD Term SOFR + 4.00%	622,090
874,611	Dun & Bradstreet Corp. 8.18%, 02/06/2026, 1 mo. USD Term SOFR + 2.75%	873,247
307,919	E2open LLC 8.94%, 02/04/2028, 1 mo. USD Term SOFR + 3.50%	303,146
325,000	Evertec Group LLC 0.00%, 10/30/2030, 1 mo. USD Term SOFR + 3.50%(13)	324,188
527,879	McAfee LLC 9.16%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%	503,798
397,853	Navicure, Inc. 9.44%, 10/22/2026, 1 mo. USD Term SOFR + 4.00%	397,729
500,363	Open Text Corp. 8.17%, 01/31/2030, 1 mo. USD Term SOFR + 2.75%	499,808
334,021	Peraton Corp. 9.17%, 02/01/2028, 1 mo. USD Term SOFR + 3.75%	327,340
421,400	Polaris Newco LLC 9.44%, 06/02/2028, 1 mo. USD Term SOFR + 4.00%	397,170
360,000	Quartz Acquireco LLC 8.83%, 06/28/2030, 1 mo. USD Term SOFR + 3.50%	359,100
194,743	SS&C European Holdings SARL 7.19%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	194,574
206,235	SS&C Technologies, Inc. 7.19%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	206,055
746,151	Zelis Healthcare Corp. 8.94%, 09/30/2026, 1 mo. USD Term SOFR + 3.50%	745,337
		5,753,582
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 8.7%(11) - (continued)
	Telecommunications - 0.1%
EUR 548,617	Lorca Holdco Ltd. 8.02%, 09/17/2027, 6 mo. EURIBOR + 4.20%	$ 575,778
$ 163,571	Zacapa SARL 9.39%, 03/22/2029, 3 mo. USD Term SOFR + 4.00%	160,947
		736,725
	Transportation - 0.1%
	First Student Bidco, Inc.
105,147	8.65%, 07/21/2028, 3 mo. USD Term SOFR + 3.00%	101,763
279,756	8.66%, 07/21/2028, 3 mo. USD Term SOFR + 3.00%	270,750
		372,513
	Total Senior Floating Rate Interests (cost $51,667,243)	$ 51,146,988
U.S. GOVERNMENT AGENCIES - 3.5%
	Mortgage-Backed Agencies - 3.5%
	Federal Home Loan Mortgage Corp. - 2.9%
2,957,889	1.33%, 06/25/2030(2)(3)	$ 198,011
5,551,158	1.42%, 07/25/2030(2)(3)	394,214
147,049	2.00%, 05/01/2036	125,480
79,753	2.00%, 07/01/2036	68,053
1,125,000	2.86%, 10/25/2034	864,925
2,000,000	3.80%, 10/25/2032(2)	1,742,108
1,500,000	3.82%, 12/25/2032(2)	1,306,302
6,433	4.00%, 03/01/2041	5,768
9,557	4.00%, 04/01/2047	8,488
33,295	4.00%, 05/01/2049	29,535
38,867	4.00%, 07/01/2049	34,538
2,900,000	4.05%, 07/25/2033	2,556,791
200,000	4.43%, 02/25/2033(2)	182,376
2,800,000	4.50%, 07/25/2033(2)	2,560,125
56,000	4.50%, 08/01/2052	50,118
87,500	4.50%, 10/01/2052	78,311
153,902	5.00%, 11/01/2043	144,303
314,829	5.00%, 01/01/2053	290,596
294,871	5.00%, 04/01/2053	272,120
72,196	5.50%, 03/01/2053	68,600
220,049	5.50%, 09/01/2053	209,447
597,154	7.52%, 05/25/2042, 30 day USD SOFR Average + 2.20%(1)(4)	604,803
1,345,000	7.94%, 02/25/2050, 30 day USD SOFR Average + 2.61%(1)(4)	1,351,707
77,953	8.12%, 10/25/2050, 30 day USD SOFR Average + 2.80%(1)(4)	78,986
940,825	8.82%, 03/25/2042, 30 day USD SOFR Average + 3.50%(1)(4)	967,265
1,265,000	10.12%, 10/25/2050, 30 day USD SOFR Average + 4.80%(1)(4)	1,368,305
1,115,130	11.44%, 08/25/2050, 30 day USD SOFR Average + 6.11%(1)(4)	1,239,214
		16,800,489
	Federal National Mortgage Association - 0.5%
44,282	2.00%, 04/01/2036	37,930
17,741	2.00%, 06/01/2036	15,140
63,011	2.00%, 09/01/2036	53,773
34,779	2.00%, 03/01/2037	29,746
19,039	4.00%, 03/01/2046	16,906
24,144	4.00%, 01/01/2049	21,443
8,441	4.00%, 08/01/2049	7,496
24,865	4.00%, 08/01/2051	22,091
3,678	4.50%, 04/01/2041	3,394
40,785	4.50%, 08/01/2052	36,500
200,715	4.50%, 09/01/2052	180,229
143,221	5.00%, 08/01/2043	134,288

The accompanying notes are an integral part of these financial statements.
84

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 3.5% - (continued)
	Mortgage-Backed Agencies - 3.5% - (continued)
	Federal National Mortgage Association - 0.5% - (continued)
$ 60,066	5.00%, 08/01/2052	$ 55,468
89,867	5.00%, 09/01/2052	82,969
60,066	5.00%, 10/01/2052	55,522
71,754	5.50%, 08/01/2053	68,143
22,233	5.83%, 10/25/2024, 30 day USD SOFR Average + 0.51%(4)	22,064
1,950,000	8.57%, 09/25/2043, 30 day USD SOFR Average + 3.25%(1)(4)	1,976,120
		2,819,222
	Government National Mortgage Association - 0.1%
570,624	2.50%, 10/20/2049	466,491
3	6.00%, 12/20/2023	3
28	6.00%, 02/20/2026	28
223	6.00%, 02/20/2027	220
75	6.00%, 01/20/2028	75
1,352	6.00%, 02/20/2028	1,351
2,446	6.00%, 04/20/2028	2,463
801	6.00%, 06/15/2028	795
5,200	6.00%, 07/20/2028	5,209
4,166	6.00%, 08/20/2028	4,156
1,591	6.00%, 10/15/2028	1,568
5,036	6.00%, 11/15/2028	4,999
5,567	6.00%, 03/20/2029	5,606
7,594	6.00%, 09/20/2029	7,639
13,766	6.00%, 04/20/2030	13,605
1,326	6.00%, 06/20/2030	1,318
1,388	6.00%, 08/15/2034	1,393
10,930	6.50%, 03/15/2028	11,036
1,714	6.50%, 05/15/2028	1,734
2,060	6.50%, 07/15/2028	2,076
4,128	6.50%, 10/15/2028	4,186
159	6.50%, 12/15/2028	160
4,571	6.50%, 01/15/2029	4,626
3,816	6.50%, 02/15/2029	3,851
15,377	6.50%, 03/15/2029	15,439
1,449	6.50%, 04/15/2029	1,467
4,196	6.50%, 05/15/2029	4,239
2,586	6.50%, 06/15/2029	2,627
4,181	6.50%, 02/15/2035	4,185
3,760	7.00%, 11/15/2031	3,805
2,836	7.00%, 03/15/2032	2,867
62,087	7.00%, 11/15/2032	64,007
1,292	7.00%, 01/15/2033	1,322
4,998	7.00%, 05/15/2033	5,101
6,789	7.00%, 07/15/2033	6,918
12,958	7.00%, 11/15/2033	13,237
1,076	8.00%, 04/15/2030	1,080
4,826	8.00%, 05/15/2030	4,819
146	8.00%, 07/15/2030	146
3,057	8.00%, 08/15/2030	3,057
5,182	8.00%, 11/15/2030	5,183
52,571	8.00%, 02/15/2031	53,139
		737,226
	Total U.S. Government Agencies (cost $20,990,852)	$ 20,356,937
U.S. GOVERNMENT SECURITIES - 11.8%
	U.S. Treasury Securities - 11.8%
	U.S. Treasury Bonds - 3.5%
3,791,800	2.88%, 05/15/2052	$ 2,550,430
3,290,900	3.00%, 08/15/2048(14)	2,284,219
1,419,000	3.25%, 05/15/2042	1,086,366
2,676,300	3.38%, 08/15/2042	2,081,869
1,774,600	3.63%, 02/15/2053	1,393,615
2,021,900	3.63%, 05/15/2053	1,588,455
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 11.8% - (continued)
	U.S. Treasury Securities - 11.8% - (continued)
	U.S. Treasury Bonds - 3.5% - (continued)
$ 3,243,300	3.88%, 02/15/2043	$ 2,711,196
876,600	3.88%, 05/15/2043	731,961
2,755,600	4.00%, 11/15/2042	2,348,288
2,385,200	4.00%, 11/15/2052	2,008,133
672,300	4.13%, 08/15/2053	579,544
1,269,000	4.38%, 08/15/2043	1,137,738
		20,501,814
	U.S. Treasury Notes - 8.3%
780,000	0.25%, 08/31/2025	714,127
560,000	0.25%, 09/30/2025	511,109
980,000	0.88%, 09/30/2026	874,918
400,000	1.00%, 12/15/2024	381,000
325,000	1.25%, 11/30/2026	291,535
350,000	1.25%, 03/31/2028	300,262
420,000	1.25%, 05/31/2028	358,312
843,000	1.50%, 01/31/2027	758,206
1,285,000	1.88%, 02/28/2027	1,167,443
860,000	2.50%, 03/31/2027	796,743
130,000	2.63%, 04/15/2025	125,247
1,350,000	2.63%, 05/31/2027	1,250,754
1,215,000	2.75%, 05/15/2025	1,170,719
390,000	2.75%, 04/30/2027	363,553
985,000	3.13%, 08/15/2025	951,218
2,228,900	3.13%, 08/31/2027	2,093,860
1,040,000	3.25%, 06/30/2027	983,978
210,000	3.50%, 09/15/2025	203,938
778,700	3.50%, 01/31/2028	738,609
797,000	3.50%, 04/30/2028	754,441
89,000	3.50%, 04/30/2030	82,103
370,000	3.63%, 05/15/2026	358,351
1,089,200	3.63%, 03/31/2028	1,036,952
529,000	3.63%, 05/31/2028	503,253
161,000	3.75%, 05/31/2030	150,604
444,000	3.75%, 06/30/2030	415,071
888,000	3.88%, 03/31/2025	871,350
1,100,000	3.88%, 04/30/2025	1,078,516
1,468,000	3.88%, 11/30/2027	1,414,613
1,449,400	3.88%, 12/31/2027	1,396,180
79,000	3.88%, 11/30/2029	74,738
18,600	3.88%, 12/31/2029	17,584
3,382,900	3.88%, 08/15/2033	3,121,254
275,000	4.00%, 12/15/2025	269,188
654,000	4.00%, 02/15/2026	639,745
1,129,000	4.00%, 02/29/2028	1,092,131
1,195,000	4.00%, 06/30/2028	1,154,155
123,200	4.00%, 07/31/2030	116,848
129,000	4.13%, 06/15/2026	126,415
1,138,600	4.13%, 09/30/2027	1,108,623
1,040,000	4.13%, 10/31/2027	1,012,131
1,133,500	4.13%, 07/31/2028	1,100,071
190,200	4.13%, 08/31/2030	181,641
1,500,000	4.25%, 12/31/2024	1,480,898
3,850,000	4.25%, 05/31/2025(14)	3,794,205
2,536,600	4.38%, 08/31/2028	2,489,237
1,200,000	4.50%, 11/30/2024	1,188,141
800,000	4.63%, 06/30/2025	793,062
175,000	4.63%, 09/15/2026	173,701
998,000	4.63%, 09/30/2028	989,345
407,000	4.63%, 09/30/2030	400,641
819,000	4.75%, 07/31/2025	813,529
1,813,000	4.88%, 10/31/2028	1,816,894

The accompanying notes are an integral part of these financial statements.
85

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 11.8% - (continued)
	U.S. Treasury Securities - 11.8% - (continued)
	U.S. Treasury Notes - 8.3% - (continued)
$ 800,000	5.00%, 08/31/2025	$ 798,219
1,629,000	5.00%, 10/31/2025	1,626,964
		48,476,325
	Total U.S. Government Securities (cost $75,225,521)	$ 68,978,139
COMMON STOCKS - 27.0%
	Automobiles & Components - 0.2%
3,850	Bayerische Motoren Werke AG	$ 358,067
6,926	Ford Motor Co.	67,528
9,450	Mercedes-Benz Group AG	555,984
5,950	Stellantis NV	111,160
		1,092,739
	Banks - 2.2%
81,982	Axis Bank Ltd.	967,372
13,300	Banco do Brasil SA	127,546
9,050	Bank Leumi Le-Israel BM	58,290
11,137	Bank of Nova Scotia	450,714
54,211	BAWAG Group AG(1)	2,414,579
223,900	Chiba Bank Ltd.	1,667,728
586,550	China CITIC Bank Corp. Ltd. Class H	261,665
11,400	Credit Agricole SA	137,654
42,186	KBC Group NV	2,321,700
456,100	Mitsubishi UFJ Financial Group, Inc.	3,826,290
11,750	Nordea Bank Abp	123,753
3,927	PNC Financial Services Group, Inc.	449,524
		12,806,815
	Capital Goods - 1.9%
68,874	Amada Co. Ltd.	668,109
31,206	Assa Abloy AB Class B	665,158
104,344	BAE Systems PLC	1,403,047
14,739	Builders FirstSource, Inc.*	1,599,476
66,950	CK Hutchison Holdings Ltd.	338,920
34,942	Fuji Corp.	526,151
6,200	Fujikura Ltd.	44,529
130,900	JGC Holdings Corp.	1,612,293
23,133	Kone OYJ Class B	1,001,737
1,943	Northrop Grumman Corp.	915,989
6,648	PACCAR, Inc.	548,659
10,397	RTX Corp.	846,212
39,985	Ushio, Inc.	487,634
6,344	Vinci SA	701,484
		11,359,398
	Commercial & Professional Services - 0.8%
3,347	Automatic Data Processing, Inc.	730,382
3,200	BayCurrent Consulting, Inc.	80,342
120,104	Bureau Veritas SA	2,735,702
27,477	Experian PLC	833,619
		4,380,045
	Consumer Discretionary Distribution & Retail - 0.4%
39,600	B&M European Value Retail SA	254,935
38,500	H & M Hennes & Mauritz AB Class B	517,235
1,250	Industria de Diseno Textil SA	43,147
1,623	Ollie's Bargain Outlet Holdings, Inc.*	125,361
1,500	Sanrio Co. Ltd.	63,875
12,388	TJX Cos., Inc.	1,091,011
9,000	USS Co. Ltd.	157,310
2,712	Wayfair, Inc. Class A*	115,558
		2,368,432
	Consumer Durables & Apparel - 1.9%
5,553	Cavco Industries, Inc.*	1,385,529
24,025	Century Communities, Inc.	1,477,538
16,663	DR Horton, Inc.	1,739,617
Shares or Principal Amount		Market Value†
COMMON STOCKS - 27.0% - (continued)
	Consumer Durables & Apparel - 1.9% - (continued)
22,100	Gree Electric Appliances, Inc. of Zhuhai Class A	$ 102,501
15,560	Lennar Corp. Class A	1,659,941
9,712	NIKE, Inc. Class B	998,102
314	NVR, Inc.*	1,699,563
5,100	Sankyo Co. Ltd.	211,945
4,700	Sega Sammy Holdings, Inc.	73,506
26,348	Toll Brothers, Inc.	1,863,067
		11,211,309
	Consumer Services - 0.4%
23,435	Compass Group PLC	590,828
7,632	DraftKings, Inc. Class A*	210,796
3,563	H&R Block, Inc.	146,261
4,913	McDonald's Corp.	1,288,041
		2,235,926
	Consumer Staples Distribution & Retail - 0.1%
10,307	Kroger Co.	467,629
1,000	Lawson, Inc.	48,174
3,300	MatsukiyoCocokara & Co.	57,888
5,300	Seven & i Holdings Co. Ltd.	194,185
		767,876
	Energy - 0.4%
136,850	Coal India Ltd.	516,572
2,129	Coterra Energy, Inc.	58,547
839	HF Sinclair Corp.	46,464
108,550	Indo Tambangraya Megah Tbk. PT	181,258
2,900	Inpex Corp.	42,082
485	Marathon Petroleum Corp.	73,356
107,450	PetroChina Co. Ltd. Class H	70,134
8,464	TotalEnergies SE	565,882
89,350	Turkiye Petrol Rafinerileri AS	448,272
171,000	United Tractors Tbk. PT	270,609
11,000	Whitehaven Coal Ltd.	51,813
65,300	Yancoal Australia Ltd.	200,519
		2,525,508
	Equity Real Estate Investment Trusts (REITs) - 1.2%
3,935	American Tower Corp. REIT	701,178
9,102	EPR Properties Class D, REIT	388,655
50,377	Equity LifeStyle Properties, Inc. REIT	3,314,807
28,750	Fibra Uno Administracion SA de CV REIT	43,709
7,845	NNN, Inc. REIT	285,009
13,298	Omega Healthcare Investors, Inc. REIT	440,164
2,576	Public Storage REIT	614,917
6,015	Simon Property Group, Inc. REIT	660,988
12,853	Spirit Realty Capital, Inc. REIT	462,579
4,655	VICI Properties, Inc. REIT	129,875
		7,041,881
	Financial Services - 0.9%
5,587	Corebridge Financial, Inc.	111,740
1,998	DWS Group GmbH & Co. KGaA(1)	58,649
76,964	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,319,163
4,457	Janus Henderson Group PLC	102,823
999	OneMain Holdings, Inc.	35,894
105,375	Power Finance Corp. Ltd.	312,067
153,248	REC Ltd.	529,702
62,567	Rithm Capital Corp. REIT	583,750
51,699	Starwood Property Trust, Inc. REIT	917,657
7,501	UWM Holdings Corp.(7)	36,380
6,535	Visa, Inc. Class A	1,536,379
		5,544,204
	Food, Beverage & Tobacco - 1.8%
24,925	Altria Group, Inc.	1,001,237
374	Boston Beer Co., Inc. Class A*	124,897

The accompanying notes are an integral part of these financial statements.
86

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 27.0% - (continued)
	Food, Beverage & Tobacco - 1.8% - (continued)
8,068	British American Tobacco PLC	$ 241,010
912	Bunge Ltd.	96,654
12,062	Coca-Cola Co.	681,382
29,239	Diageo PLC	1,105,701
26,100	Hebei Yangyuan Zhihui Beverage Co. Ltd. Class A	88,802
12,389	Heineken NV	1,113,071
35,276	Imperial Brands PLC	751,526
53,200	Japan Tobacco, Inc.	1,238,435
4,000	Kotobuki Spirits Co. Ltd.	53,116
28,627	Kraft Heinz Co.	900,605
3,758	Molson Coors Beverage Co. Class B	217,100
9,074	Nestle SA	978,529
5,270	PepsiCo, Inc.	860,486
178,315	Tsingtao Brewery Co. Ltd. Class H	1,352,256
		10,804,807
	Health Care Equipment & Services - 1.3%
9,491	Abbott Laboratories	897,374
7,500	Bumrungrad Hospital PCL	54,253
6,062	CVS Health Corp.	418,339
643	Elevance Health, Inc.	289,408
557	Humana, Inc.	291,695
9,150	Medtronic PLC	645,624
35,400	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	1,383,604
5,083	Stryker Corp.	1,373,528
7,000	Teladoc Health, Inc.*	115,780
4,211	UnitedHealth Group, Inc.	2,255,243
		7,724,848
	Household & Personal Products - 0.8%
10,418	Colgate-Palmolive Co.	782,600
930	Kimberly-Clark Corp.	111,265
7,925	Procter & Gamble Co.	1,188,988
18,680	Reckitt Benckiser Group PLC	1,249,821
34,800	Shiseido Co. Ltd.	1,103,699
2,700	Unicharm Corp.	91,743
		4,528,116
	Insurance - 1.4%
289,322	AIA Group Ltd.	2,512,415
24,213	AXA SA	717,442
25,050	BB Seguridade Participacoes SA	152,832
5,891	Chubb Ltd.	1,264,326
3,527	CNA Financial Corp.	142,491
31,564	Dai-ichi Life Holdings, Inc.	666,790
1,900	DB Insurance Co. Ltd.	123,612
12,800	Japan Post Holdings Co. Ltd.	113,295
6,300	Japan Post Insurance Co. Ltd.	121,313
4,324	Marsh & McLennan Cos., Inc.	820,047
17,683	MS&AD Insurance Group Holdings, Inc.	647,914
27,321	Old Republic International Corp.	748,049
		8,030,526
	Materials - 0.5%
384,841	Evraz PLC*(15)	—
4,154	International Paper Co.	140,115
3,613	Linde PLC	1,380,744
20,790	Shin-Etsu Chemical Co. Ltd.	621,691
69,050	SSAB AB Class B	400,597
23,800	Vedanta Ltd.	61,935
2,800	Yamato Kogyo Co. Ltd.	134,150
		2,739,232
	Media & Entertainment - 0.3%
851	Comcast Corp. Class A	35,138
4,300	Dentsu Group, Inc.	124,898
19,450	International Games System Co. Ltd.	374,897
Shares or Principal Amount		Market Value†
COMMON STOCKS - 27.0% - (continued)
	Media & Entertainment - 0.3% - (continued)
2,639	Meta Platforms, Inc. Class A*	$ 795,051
12,003	Pinterest, Inc. Class A*	358,650
1,881	Roku, Inc.*	112,051
		1,800,685
	Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
5,703	AbbVie, Inc.	805,150
13,865	AstraZeneca PLC ADR	876,684
2,200	Bora Pharmaceuticals Co. Ltd.	44,067
17,439	Bristol-Myers Squibb Co.	898,632
18,899	Chugai Pharmaceutical Co. Ltd.	560,479
12,442	Gilead Sciences, Inc.	977,195
92,600	Hangzhou Tigermed Consulting Co. Ltd. Class A	844,814
9,250	Johnson & Johnson	1,372,145
690	Merck & Co., Inc.	70,863
6,449	Merck KGaA	974,047
15,586	Novartis AG	1,459,154
7,600	Novo Nordisk AS Class B	733,219
8,600	Ono Pharmaceutical Co. Ltd.	148,518
7,249	Pfizer, Inc.	221,529
2,903	Roche Holding AG	748,131
3,301	Royalty Pharma PLC Class A	88,698
1,230	Sandoz Group AG*	31,979
10,009	Viatris, Inc.	89,080
3,445	Zoetis, Inc.	540,865
		11,485,249
	Real Estate Management & Development - 0.7%
3,410,837	Ayala Land, Inc.	1,678,306
94,100	Hongkong Land Holdings Ltd.	298,459
148,500	Kerry Properties Ltd.	249,894
2,690,095	SM Prime Holdings, Inc.	1,422,327
49,600	Swire Pacific Ltd. Class A	316,837
		3,965,823
	Semiconductors & Semiconductor Equipment - 1.5%
604	Broadcom, Inc.	508,187
2,300	Disco Corp.	406,178
11,890	First Solar, Inc.*	1,693,730
14,500	JA Solar Technology Co. Ltd. Class A	44,419
35,050	Novatek Microelectronics Corp.	493,612
2,661	NVIDIA Corp.	1,085,156
42,100	Radiant Opto-Electronics Corp.	161,369
32,987	Realtek Semiconductor Corp.	411,112
1,170	Skyworks Solutions, Inc.	101,486
95,747	Taiwan Semiconductor Manufacturing Co. Ltd.	1,563,788
5,901	Texas Instruments, Inc.	838,001
11,500	Tokyo Electron Ltd.	1,519,583
48,000	Tongwei Co. Ltd. Class A	179,294
		9,005,915
	Software & Services - 1.5%
3,323	Accenture PLC Class A	987,230
8,072	Amdocs Ltd.	647,051
7,257	AppLovin Corp. Class A*	264,445
5,285	Capgemini SE	934,012
11,149	DocuSign, Inc.*	433,473
511	HubSpot, Inc.*	216,546
8,842	International Business Machines Corp.	1,278,907
5,901	Kyndryl Holdings, Inc.*	86,332
5,314	Microsoft Corp.	1,796,717
2,322	Nutanix, Inc. Class A*	84,033
2,285	Pegasystems, Inc.	97,661
3,236	RingCentral, Inc. Class A*	86,013
1,226	Salesforce, Inc.*	246,218
1,513	Teradata Corp.*	64,635
7,500	TIS, Inc.	160,611
13,200	Trend Micro, Inc.	497,437

The accompanying notes are an integral part of these financial statements.
87

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 27.0% - (continued)
	Software & Services - 1.5% - (continued)
2,179	Workday, Inc. Class A*	$ 461,316
6,160	Zoom Video Communications, Inc. Class A*	369,477
		8,712,114
	Technology Hardware & Equipment - 0.7%
5,800	Gigabyte Technology Co. Ltd.	39,405
3,700	Keyence Corp.	1,432,338
3,226	Pure Storage, Inc. Class A*	109,071
52,176	Samsung Electronics Co. Ltd.	2,597,054
8,350	Simplo Technology Co. Ltd.	86,027
579	TD SYNNEX Corp.	53,083
		4,316,978
	Telecommunication Services - 1.1%
66,764	AT&T, Inc.	1,028,166
101,211	KDDI Corp.	3,027,699
74,330	Lumen Technologies, Inc.*	108,522
31,550	Ooredoo QPSC	85,699
13,058	SK Telecom Co. Ltd.	476,185
319,775	Telefonica Deutschland Holding AG	543,641
35,152	Verizon Communications, Inc.	1,234,890
		6,504,802
	Transportation - 0.5%
10,395	Canadian National Railway Co.	1,099,880
141,700	COSCO SHIPPING Holdings Co. Ltd. Class A	189,339
20,430	Evergreen Marine Corp. Taiwan Ltd.	67,987
4,900	NIPPON EXPRESS HOLDINGS, Inc.	251,837
1,023	Saia, Inc.*	366,735
58,200	Singapore Airlines Ltd.	259,878
3,434	Uber Technologies, Inc.*	148,624
4,061	United Parcel Service, Inc. Class B	573,616
		2,957,896
	Utilities - 2.5%
207,694	AES Corp.	3,094,641
93,569	Brookfield Renewable Corp. Class A	2,129,630
1,334,000	China Longyuan Power Group Corp. Ltd. Class H	1,129,268
164,497	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	1,904,436
337,384	Engie SA	5,366,053
315,200	Huadian Power International Corp. Ltd. Class A	211,480
4,324	Public Service Enterprise Group, Inc.	266,575
8,355	Vistra Corp.	273,376
		14,375,459
	Total Common Stocks (cost $154,880,194)	$ 158,286,583
EQUITY LINKED SECURITIES - 4.2%
	Consumer Discretionary Distribution & Retail - 0.8%
55,444	TJX Cos, Inc. (Societe Generale SA) 12.00%, 12/20/2023*	$ 4,917,939
	Energy - 0.8%
138,384	Baker Hughes Co. (Societe Generale SA) 12.00%, 12/20/2023*	4,814,086
	Financial Services - 0.8%
47,535	Ares Management Corp. (Mizuho Markets Cayman LP) 12.00%, 12/20/2023*	4,738,789
	Semiconductors & Semiconductor Equipment - 0.9%
5,974	Broadcom, Inc. (BNP Paribas Issuance BV) 12.00%, 12/20/2023*(1)	5,026,187
Shares or Principal Amount			Market Value†
EQUITY LINKED SECURITIES - 4.2% - (continued)
	Software & Services - 0.9%
15,405	Microsoft Corp. (Mizuho Markets Cayman LP) 12.00%, 12/20/2023*		$ 5,166,834
	Total Equity Linked Securities (cost $25,270,708)		$ 24,663,835
PREFERRED STOCKS - 0.3%
	Energy - 0.0%
10,100	Petroleo Brasileiro SA (Preference Shares)(16)		$ 69,594
	Utilities - 0.3%
41,560	NextEra Energy, Inc. (Preference Shares), 6.93%(7)		1,560,162
	Total Preferred Stocks (cost $2,079,251)		$ 1,629,756
	Total Long-Term Investments (cost $614,887,462)		$ 583,732,691
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.1%
$ 240,167	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $240,202; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $244,971		$ 240,167
	Securities Lending Collateral - 0.3%
295,541	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(17)		295,541
985,136	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(17)		985,136
295,541	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(17)		295,541
295,541	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(17)		295,541
			1,871,759
	Total Short-Term Investments (cost $2,111,926)		$ 2,111,926
	Total Investments (cost $616,999,388)	100.0%	$ 585,844,617
	Other Assets and Liabilities	0.0%	268,591
	Total Net Assets	100.0%	$ 586,113,208
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

The accompanying notes are an integral part of these financial statements.
88

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $169,928,792, representing 29.0% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Securities disclosed are interest-only strips.
(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2023. Base lending rates may be subject to a floor or cap.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the aggregate value of this security was $1,556,561, representing 0.3% of net assets.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	Security is a zero-coupon bond.
(9)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(10)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(11)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the synthetic London Interbank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2023.
(12)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2023, the aggregate value of the unfunded commitment was $120,069, which represents to 0.0% of total net assets.
(13)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(14)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2023, the market value of securities pledged was $1,750,512.
(15)	Investment valued using significant unobservable inputs.
(16)	Currently no rate available.
(17)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	90	12/29/2023	$ 18,217,969	$ (66,481)
U.S. Treasury 5-Year Note Future	330	12/29/2023	34,477,266	(541,270)
U.S. Treasury 10-Year Note Future	502	12/19/2023	53,298,281	(1,932,503)
U.S. Treasury Ultra Bond Future	5	12/19/2023	562,812	(76,564)
Total				$ (2,616,818)
Short position contracts:
U.S. Treasury 10-Year Ultra Future	24	12/19/2023	$ (2,611,875)	$ 112,447
Total futures contracts				$ (2,504,371)

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
3,358,470	USD	3,010,000	CHF	JPM	11/30/2023	$ 38,329
612,593	USD	4,330,000	DKK	GSC	11/30/2023	(2,243)
25,912,898	USD	24,527,000	EUR	DEUT	11/30/2023	(72,362)
6,511,285	USD	5,385,000	GBP	BCLY	11/30/2023	(35,127)
16,537,147	USD	2,474,700,000	JPY	JPM	11/30/2023	128,073
1,047,543	USD	1,411,690,000	KRW	BNP	11/30/2023	567
The accompanying notes are an integral part of these financial statements.
89

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
3,244,861	USD	184,360,000	PHP	BNP	11/30/2023	$ (4,203)
1,461,167	USD	16,340,000	SEK	JPM	11/30/2023	(4,509)
Total foreign currency contracts						$ 48,525
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 123,211,657	$ —	$ 123,211,657	$ —
Convertible Bonds	16,824,850	—	16,824,850	—
Corporate Bonds	113,147,416	—	113,147,416	—
Municipal Bonds	5,486,530	—	5,486,530	—
Senior Floating Rate Interests	51,146,988	—	51,146,988	—
U.S. Government Agencies	20,356,937	—	20,356,937	—
U.S. Government Securities	68,978,139	—	68,978,139	—
Common Stocks
Automobiles & Components	1,092,739	67,528	1,025,211	—
Banks	12,806,815	1,027,784	11,779,031	—
Capital Goods	11,359,398	3,910,336	7,449,062	—
Commercial & Professional Services	4,380,045	730,382	3,649,663	—
Consumer Discretionary Distribution & Retail	2,368,432	1,331,930	1,036,502	—
Consumer Durables & Apparel	11,211,309	10,823,357	387,952	—
Consumer Services	2,235,926	1,645,098	590,828	—
Consumer Staples Distribution & Retail	767,876	515,803	252,073	—
Energy	2,525,508	359,625	2,165,883	—
Equity Real Estate Investment Trusts (REITs)	7,041,881	7,041,881	—	—
Financial Services	5,544,204	4,643,786	900,418	—
Food, Beverage & Tobacco	10,804,807	3,882,361	6,922,446	—
Health Care Equipment & Services	7,724,848	6,341,244	1,383,604	—
Household & Personal Products	4,528,116	2,082,853	2,445,263	—
Insurance	8,030,526	3,127,745	4,902,781	—
Materials	2,739,232	1,520,859	1,218,373	—
Media & Entertainment	1,800,685	1,300,890	499,795	—
Pharmaceuticals, Biotechnology & Life Sciences	11,485,249	5,972,820	5,512,429	—
Real Estate Management & Development	3,965,823	1,422,327	2,543,496	—
Semiconductors & Semiconductor Equipment	9,005,915	4,226,560	4,779,355	—
Software & Services	8,712,114	7,120,054	1,592,060	—
Technology Hardware & Equipment	4,316,978	162,154	4,154,824	—
Telecommunication Services	6,504,802	2,457,277	4,047,525	—
Transportation	2,957,896	2,188,855	769,041	—
Utilities	14,375,459	7,880,138	6,495,321	—
Equity Linked Securities	24,663,835	—	24,663,835	—
Preferred Stocks	1,629,756	1,629,756	—	—
Short-Term Investments	2,111,926	1,871,759	240,167	—
Foreign Currency Contracts(2)	166,969	—	166,969	—
Futures Contracts(2)	112,447	112,447	—	—
Total	$ 586,124,033	$ 85,397,609	$ 500,726,424	$ —
Liabilities
Foreign Currency Contracts(2)	$ (118,444)	$ —	$ (118,444)	$ —
Futures Contracts(2)	(2,616,818)	(2,616,818)	—	—
Total	$ (2,735,262)	$ (2,616,818)	$ (118,444)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
90

Hartford Real Asset Fund (Consolidated)
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
	Brazil - 0.5%
BRL 2,839,180	Brazil Notas do Tesouro Nacional 6.00%, 05/15/2045(1)	$ 566,947
	Mexico - 0.7%
MXN 19,574,923	Mexico Udibonos 3.25%, 11/12/2043	838,392
	Total Foreign Government Obligations (cost $1,493,500)	$ 1,405,339
U.S. GOVERNMENT SECURITIES - 30.3%
	U.S. Treasury Securities - 30.3%
	U.S. Treasury Inflation-Protected Bonds - 6.1%
$ 1,568,895	0.63%, 02/15/2043(1)	$ 1,091,700
957,792	0.75%, 02/15/2042(1)	695,534
608,114	1.75%, 01/15/2028(1)	587,899
742,409	2.00%, 01/15/2026(1)	727,793
1,074,859	2.38%, 01/15/2025(1)	1,061,634
730,678	2.38%, 01/15/2027(1)	723,542
393,200	2.50%, 01/15/2029(1)	392,934
363,190	3.38%, 04/15/2032(1)	385,478
835,117	3.63%, 04/15/2028(1)	871,980
709,598	3.88%, 04/15/2029(1)	757,163
		7,295,657
	U.S. Treasury Inflation-Protected Notes - 24.2%
933,274	0.13%, 10/15/2024(1)	905,701
1,075,561	0.13%, 04/15/2025(1)	1,027,371
916,915	0.13%, 10/15/2025(1)	870,165
1,193,977	0.13%, 04/15/2026(1)	1,116,928
1,216,651	0.13%, 07/15/2026(1)	1,138,151
1,179,587	0.13%, 10/15/2026(1)	1,097,027
1,098,129	0.13%, 04/15/2027(1)	1,006,396
1,264,756	0.13%, 01/15/2030(1)	1,093,545
1,323,034	0.13%, 07/15/2030(1)	1,135,729
1,314,881	0.13%, 01/15/2031(1)	1,111,370
1,546,244	0.13%, 07/15/2031(1)	1,297,169
1,622,379	0.13%, 01/15/2032(1)	1,340,348
1,360,879	0.25%, 01/15/2025(1)	1,310,768
1,224,118	0.25%, 07/15/2029(1)	1,084,110
1,359,220	0.38%, 07/15/2025(1)	1,302,215
1,258,127	0.38%, 01/15/2027(1)	1,169,579
1,192,198	0.38%, 07/15/2027(1)	1,103,133
1,238,303	0.50%, 01/15/2028(1)	1,137,135
1,401,761	0.63%, 01/15/2026(1)	1,334,219
1,526,724	0.63%, 07/15/2032(1)	1,310,075
996,709	0.75%, 07/15/2028(1)	922,754
984,762	0.88%, 01/15/2029(1)	907,385
1,545,850	1.13%, 01/15/2033(1)	1,372,862
1,049,033	1.25%, 04/15/2028(1)	992,309
1,061,316	1.38%, 07/15/2033(1)	962,626
1,062,204	1.63%, 10/15/2027(1)	1,027,246
		29,076,316
	Total U.S. Government Securities (cost $36,717,189)	$ 36,371,973
COMMON STOCKS - 52.6%
	Automobiles & Components - 0.0%
1,405	NOK Corp.	$ 16,655
	Banks - 1.0%
6,714	ABN AMRO Bank NV GDR(2)	90,428
14,428	AIB Group PLC	62,639
33,404	Banco Bradesco SA ADR	93,197
6,455	Bank of Ireland Group PLC	57,848
Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.6% - (continued)
	Banks - 1.0% - (continued)
21,447	BPER Banca	$ 69,792
3,375	CaixaBank SA	13,721
2,813	KB Financial Group, Inc.	107,227
3,798	Mitsubishi UFJ Financial Group, Inc.	31,862
12,275	Resona Holdings, Inc.	65,589
4,152	Shinhan Financial Group Co. Ltd.	106,724
3,773	Societe Generale SA	84,786
15,532	Standard Chartered PLC	119,089
2,725	Sumitomo Mitsui Trust Holdings, Inc.	102,179
40,790	Unicaja Banco SA(2)	42,500
7,448	UniCredit SpA	186,718
		1,234,299
	Capital Goods - 1.8%
5,061	Chiyoda Corp.*	11,898
1,693	Cie de Saint-Gobain SA	92,157
44,950	CK Hutchison Holdings Ltd.	227,550
5,499	Flowserve Corp.	201,923
18,820	Fluor Corp.*	626,518
2,349	Fugro NV*	38,798
5,031	JGC Holdings Corp.	61,967
18,900	Keppel Corp. Ltd.	85,794
4,201	Sociedad Quimica y Minera de Chile SA ADR	203,328
4,882	Vinci SA	539,824
889	WillScot Mobile Mini Holdings Corp.*	35,036
		2,124,793
	Commercial & Professional Services - 0.1%
2,066	Adecco Group AG	78,185
39,790	Hays PLC	46,628
7,906	Pagegroup PLC	36,230
		161,043
	Consumer Discretionary Distribution & Retail - 0.0%
3,718	Xebio Holdings Co. Ltd.	23,929
	Consumer Durables & Apparel - 0.2%
1,476	Berkeley Group Holdings PLC	72,555
8,918	Sekisui House Ltd.	174,639
		247,194
	Consumer Services - 0.3%
635	Hyatt Hotels Corp. Class A	65,049
473	Marriott International, Inc. Class A	89,189
2,823	Oriental Land Co. Ltd.	91,311
2,237	Whitbread PLC	90,706
		336,255
	Consumer Staples Distribution & Retail - 0.3%
3,965	Alimentation Couche-Tard, Inc.	215,841
4,531	Carrefour SA	79,435
11,047	J Sainsbury PLC	34,564
		329,840
	Energy - 18.0%
1,409	Antero Resources Corp.*	41,481
31,078	ARC Resources Ltd.	499,982
349,897	BP PLC	2,136,476
2,613	BP PLC ADR	95,584
861	Canadian Natural Resources Ltd.	54,674
4,734	Cenovus Energy, Inc.	90,191
5,971	Chesapeake Energy Corp.	513,984
12,305	Chevron Corp.	1,793,208
183	Chord Energy Corp.	30,254
6,642	ConocoPhillips	789,070
17,292	Coterra Energy, Inc.	475,530
318	Devon Energy Corp.	14,809

The accompanying notes are an integral part of these financial statements.
91

Hartford Real Asset Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.6% - (continued)
	Energy - 18.0% - (continued)
720	Diamondback Energy, Inc.	$ 115,430
51,623	Eni SpA	843,916
6,989	EOG Resources, Inc.	882,361
13,607	EQT Corp.	576,665
11,859	Equinor ASA	397,552
10,217	Exxon Mobil Corp.	1,081,470
154,778	Gazprom PJSC*(3)	—
353	Hess Corp.	50,973
5,096	Imperial Oil Ltd.	290,418
5,639	LUKOIL PJSC ADR*(3)	—
28,953	Marathon Oil Corp.	790,706
352	Marathon Petroleum Corp.	53,240
200	Novatek PJSC GDR*(3)	—
23,655	Oil & Natural Gas Corp. Ltd.	52,930
2,078	OMV AG	91,137
3,540	ONEOK, Inc.	230,808
996	Ovintiv, Inc.	47,808
41,318	Parex Resources, Inc.	791,947
8,634	Pembina Pipeline Corp.	265,729
1,486	Phillips 66	169,508
2,799	Pioneer Natural Resources Co.	668,961
3,126	Reliance Industries Ltd.	85,958
49,215	Repsol SA	720,613
1,559	Schlumberger NV	86,774
39,904	Serica Energy PLC	113,028
31,029	Shell PLC	999,966
30,415	Shell PLC ADR	1,981,233
7,769	Southwestern Energy Co.*	55,393
1,437	Suncor Energy, Inc.	46,537
50,294	Surgutneftegas PJSC ADR*(3)	—
8,807	Targa Resources Corp.	736,353
34,429	Tenaris SA	540,611
2,835	Tenaris SA ADR	88,792
2,548	TGS ASA	34,846
21,758	TotalEnergies SE	1,454,685
400	Tourmaline Oil Corp.	21,152
7,984	Trican Well Service Ltd.	27,002
11,409	Ultrapar Participacoes SA	46,276
463	Valero Energy Corp.	58,801
2,547	Viper Energy, Inc.	72,539
15,191	Williams Cos., Inc.	522,570
696	Woodside Energy Group Ltd. ADR	15,145
		21,645,076
	Equity Real Estate Investment Trusts (REITs) - 5.9%
4,226	American Assets Trust, Inc. REIT	75,012
6,990	American Homes 4 Rent Class A, REIT	228,853
2,581	American Tower Corp. REIT	459,908
2,349	AvalonBay Communities, Inc. REIT	389,323
3,238	Boardwalk REIT	151,212
6,964	British Land Co. PLC REIT	25,246
10,257	Brixmor Property Group, Inc. REIT	213,243
7,173	CareTrust, Inc. REIT	154,363
71	Comforia Residential, Inc. REIT	150,680
740	Digital Realty Trust, Inc. REIT	92,026
855	EastGroup Properties, Inc. REIT	139,579
16,264	Empire State Realty Trust, Inc. Class A, REIT	131,576
659	Equinix, Inc. REIT	480,833
917	Essex Property Trust, Inc. REIT	196,165
1,362	Gecina SA REIT	133,736
2,896	Getty Realty Corp. REIT	77,092
11,360	Goodman Group REIT	150,314
2,916	Iron Mountain, Inc. REIT	172,248
116	Japan Hotel Investment Corp. REIT	52,737
Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.6% - (continued)
	Equity Real Estate Investment Trusts (REITs) - 5.9% - (continued)
1,840	Kilroy Realty Corp. REIT	$ 52,587
6,398	Klepierre SA REIT	155,368
24,716	Land Securities Group PLC REIT	171,324
84,866	Mirvac Group REIT	98,466
85,170	NewRiver PLC REIT	80,745
3,216	Omega Healthcare Investors, Inc. REIT	106,450
74	Orix JREIT, Inc. REIT	85,045
3,680	Phillips Edison & Co., Inc. REIT	129,941
5,418	Plymouth Industrial, Inc. REIT	108,035
5,856	Prologis, Inc. REIT	589,992
1,239	Public Storage REIT	295,762
1,153	Ryman Hospitality Properties, Inc. REIT	98,697
96,996	Shaftesbury Capital PLC REIT	122,961
3,814	SL Green Realty Corp. REIT(4)	111,712
41,058	Stockland REIT	92,665
2,723	Sun Communities, Inc. REIT	302,907
6,121	Tanger Factory Outlet Centers, Inc. REIT	138,029
9,142	Veris Residential, Inc. REIT	122,411
12,155	VICI Properties, Inc. REIT	339,124
5,008	Welltower, Inc. REIT	418,719
1,355	Weyerhaeuser Co. REIT	38,875
		7,133,961
	Financial Services - 0.4%
1,042	Berkshire Hathaway, Inc. Class B*	355,666
3,792	UBS Group AG	89,098
		444,764
	Food, Beverage & Tobacco - 0.6%
9,073	Archer-Daniels-Midland Co.	649,355
203,446	Perusahaan Perkebunan London Sumatra Indonesia Tbk. PT	11,719
120,908	WH Group Ltd.(2)	72,210
		733,284
	Insurance - 0.3%
4,005	Dai-ichi Life Holdings, Inc.	84,606
2,627	MS&AD Insurance Group Holdings, Inc.	96,255
94,183	Old Mutual Ltd.	59,883
8,264	T&D Holdings, Inc.	147,423
4,133	Tongyang Life Insurance Co. Ltd.*	13,445
		401,612
	Materials - 14.5%
9,781	Agnico Eagle Mines Ltd.	458,827
63,533	Alrosa PJSC*(3)	—
38,412	Alumina Ltd.*	19,088
9,379	Anglo American Platinum Ltd.	313,367
46,024	Anglo American PLC	1,172,672
25,109	Antofagasta PLC	410,570
18,257	ArcelorMittal SA	403,977
67,256	B2Gold Corp.	215,336
61,403	Barrick Gold Corp.	980,765
1,590	BASF SE	73,469
50,534	BHP Group Ltd. Class DI	1,436,922
12,389	BlueScope Steel Ltd.	148,513
310,395	Centamin PLC	311,101
6,530	Centerra Gold, Inc.	33,197
7,176	CF Industries Holdings, Inc.	572,501
69,467	China BlueChemical Ltd. Class H	16,257
14,719	Cleveland-Cliffs, Inc.*	246,985
1,630	Dowa Holdings Co. Ltd.	49,830
46,412	Dundee Precious Metals, Inc.	304,226
21,913	Endeavour Mining PLC(4)	448,294
6,478	Eramet SA	448,591
4,088	Evonik Industries AG	75,239

The accompanying notes are an integral part of these financial statements.
92

Hartford Real Asset Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.6% - (continued)
	Materials - 14.5% - (continued)
5,217	FMC Corp.	$ 277,544
29,997	Fortescue Metals Group Ltd.	426,732
4,247	Franco-Nevada Corp.	516,574
18,578	Fresnillo PLC	125,041
139,779	Glencore PLC	740,385
1,599	Heidelberg Materials AG	116,077
672	Holcim AG	41,548
1,055	Imerys SA	27,974
16,084	Impala Platinum Holdings Ltd.	66,999
6,910	Kumba Iron Ore Ltd.	183,088
7,037	Livent Corp.*	102,670
13,315	Lundin Gold, Inc.	160,539
18,670	Lundin Mining Corp.	116,591
2,047	Maruichi Steel Tube Ltd.	50,799
4,920	Mitsubishi Gas Chemical Co., Inc.	66,498
1,301	MMC Norilsk Nickel PJSC ADR*(3)	—
5,298	Mondi PLC	85,698
7,706	Newmont Corp.	288,744
42,218	Norsk Hydro ASA	240,757
1,758	Nucor Corp.	259,815
26,675	Nufarm Ltd.	73,708
6,459	Nutrien Ltd.	346,902
214,591	OceanaGold Corp.	359,006
261,725	Perseus Mining Ltd.	279,642
2,550	Ramelius Resources Ltd.	2,648
628,226	Resolute Mining Ltd.*	141,891
32,356	Rio Tinto PLC	2,064,327
84,106	Semen Indonesia Persero Tbk. PT	32,318
284,223	Silver Lake Resources Ltd.*	186,949
24,082	SSR Mining, Inc.	333,249
3,595	Steel Dynamics, Inc.	382,903
2,239	Taiheiyo Cement Corp.	38,371
32,449	Torex Gold Resources, Inc.*	312,849
41,234	Vale SA ADR	565,318
951	Vicat SACA	29,199
7,367	Yara International ASA	241,062
		17,424,142
	Real Estate Management & Development - 1.3%
1,269	CBRE Group, Inc. Class A*	87,992
38,091	CK Asset Holdings Ltd.	190,391
67,300	Corp. Inmobiliaria Vesta SAB de CV	211,057
621	Corp. Inmobiliaria Vesta SAB de CV ADR	19,524
5,020	Mitsubishi Estate Co. Ltd.	64,258
12,284	Mitsui Fudosan Co. Ltd.	266,254
6,650	Nomura Real Estate Holdings, Inc.	155,318
3,073	Sagax AB Class B	55,630
9,584	Swire Pacific Ltd. Class A	61,221
12,726	TAG Immobilien AG*	139,146
22,600	Tokyu Fudosan Holdings Corp.	131,675
6,564	Tricon Residential, Inc.	43,519
579	VGP NV	47,135
9,069	Wharf Holdings Ltd.	23,012
		1,496,132
	Telecommunication Services - 1.6%
43,008	BT Group PLC	59,068
4,259	Cellnex Telecom SA*(2)	125,198
14,400	KDDI Corp.	430,772
2,248	KT Corp.	54,384
2,110	KT Corp. ADR	25,489
6,965	Mobile TeleSystems PJSC ADR*(3)	—
6,898	MTN Group Ltd.	33,673
403,600	Nippon Telegraph & Telephone Corp.	474,946
7,502	Orange SA	88,239
Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.6% - (continued)
	Telecommunication Services - 1.6% - (continued)
7,571	Proximus SADP	$ 62,753
11,318	SK Telecom Co. Ltd.	412,733
9,273	Telefonica Brasil SA	83,207
		1,850,462
	Transportation - 0.9%
2,802	Aena SME SA(2)	406,572
3,697	Canadian National Railway Co.	391,174
49,046	Shanghai International Airport Co. Ltd. Class A*	249,503
4,762	Yamato Holdings Co. Ltd.	79,316
		1,126,565
	Utilities - 5.4%
4,987	American Electric Power Co., Inc.	376,718
3,690	Atmos Energy Corp.	397,265
334,154	China Longyuan Power Group Corp. Ltd. Class H	282,871
33,877	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	392,205
2,264	Constellation Energy Corp.	255,651
7,413	Dominion Energy, Inc.	298,892
3,935	Duke Energy Corp.	349,782
6,194	Edison International	390,594
60,452	Enel SpA	383,724
41,324	Engie SA	657,253
10,415	Exelon Corp.	405,560
7,589	FirstEnergy Corp.	270,168
32,281	Iberdrola SA	359,030
34,015	National Grid PLC	405,560
3,744	Public Service Enterprise Group, Inc.	230,818
8,711	RWE AG	333,330
6,070	Sempra	425,082
7,581	Vistra Corp.	248,050
		6,462,553
	Total Common Stocks (cost $57,251,489)	$ 63,192,559
CLOSED END FUNDS - 0.0%
	Investment Company Securities - 0.0%
1,980	Sprott Physical Uranium Trust*	$ 35,852
	Total Closed End Funds (cost $11,063)	$ 35,852
EXCHANGE-TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
3,891	Energy Select Sector SPDR Fund	$ 331,474
9,153	iShares Global Energy ETF (4)	361,910
14,283	iShares Global Infrastructure ETF	601,743
16,882	iShares MSCI Global Metals & Mining Producers ETF	633,075
1,115	VanEck Agribusiness ETF	80,726
13,605	VanEck Gold Miners ETF	381,076
	Total Exchange-Traded Funds (cost $2,242,498)	$ 2,390,004
PREFERRED STOCKS - 0.1%
	Energy - 0.1%
5,500	Petroleo Brasileiro SA (Preference Shares)(5)	$ 37,897

The accompanying notes are an integral part of these financial statements.
93

Hartford Real Asset Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.1% - (continued)
	Energy - 0.1% - (continued)
98,900	Raizen SA (Preference Shares)(5)		$ 71,207
	Total Preferred Stocks (cost $92,024)		$ 109,104
	Total Long-Term Investments (cost $97,807,763)		$ 103,504,831
SHORT-TERM INVESTMENTS - 12.3%
	Other Investment Pools & Funds - 11.8%
14,171,451	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.25%(6)		$ 14,171,451
	Repurchase Agreements - 0.0%
$ 12,277	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2023 at 5.28%, due on 11/01/2023 with a maturity value of $12,279; collateralized by U.S. Treasury Note at 0.75%, maturing 03/31/2026, with a market value of $12,607		12,277
	Securities Lending Collateral - 0.5%
92,742	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.26%(6)		92,742
309,139	HSBC U.S. Government Money Market Fund, Institutional Class, 5.29%(6)		309,139
92,742	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(6)		92,742
92,742	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.26%(6)		92,742
			587,365
	Total Short-Term Investments (cost $14,771,093)		$ 14,771,093
	Total Investments (cost $112,578,856)	98.5%	$ 118,275,924
	Other Assets and Liabilities	1.5%	1,842,524
	Total Net Assets	100.0%	$ 120,118,448
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
The Consolidated Schedule of Investments includes investments held by Hartford Cayman Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2023, the Fund invested 13.7% of its total assets in the Subsidiary.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2023, the aggregate value of these securities was $736,908, representing 0.6% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(5)	Currently no rate available.
(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	29	11/30/2023	$ 2,465,580	$ (64,755)
Brent Crude Oil Future	17	03/28/2024	1,410,490	10,718
Copper Future	12	03/26/2024	1,105,800	(35,914)
Cotton No. 2 Future	11	03/06/2024	459,305	(12,928)
Gasoline RBOB Future	9	02/29/2024	842,146	(101,994)
Gold 100oz Future	13	04/26/2024	2,644,330	160,571
Live Cattle Future	2	04/30/2024	149,340	(5,227)
LME Nickel Future	6	11/13/2023	645,336	(173,443)
LME Nickel Future	8	01/15/2024	868,800	(151,126)
LME Nickel Future	11	03/18/2024	1,206,612	(98,726)
The accompanying notes are an integral part of these financial statements.
94

Hartford Real Asset Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Futures Contracts Outstanding at October 31, 2023 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
LME Zinc Future	21	11/13/2023	$ 1,272,075	$ (75,519)
LME Zinc Future	15	01/15/2024	910,316	13,857
LME Zinc Future	15	03/18/2024	913,313	(32,347)
Natural Gas Future	15	12/27/2023	571,950	(7)
Natural Gas Future	3	09/26/2025	119,490	(10,303)
Natural Gas Future	3	10/29/2025	129,360	(433)
Natural Gas Future	3	11/25/2025	140,970	11,177
NY Harbor ULSD Future	3	02/29/2024	348,642	(23,025)
Platinum Future	20	01/29/2024	944,900	30,869
Platinum Future	6	04/26/2024	285,360	(5,281)
Primary Aluminum Future	6	11/13/2023	337,298	(9,126)
Primary Aluminum Future	4	01/15/2024	225,040	434
SGX IRON ORE Future	10	11/30/2023	121,550	6,464
Soybean Future	19	03/14/2024	1,258,512	(39,934)
Soybean Meal Future	16	03/14/2024	650,880	33,114
Soybean Oil Future	9	01/12/2024	274,482	(12,982)
Soybean Oil Future	7	03/14/2024	211,932	(4,024)
Total				$ (589,890)
Short position contracts:
LME Nickel Future	6	11/13/2023	$ 645,336	$ 116,443
LME Nickel Future	8	01/15/2024	868,800	109,760
LME Nickel Future	2	03/18/2024	219,384	21,367
LME Zinc Future	21	11/13/2023	1,272,075	(19,515)
LME Zinc Future	15	01/15/2024	910,316	33,974
LME Zinc Future	5	03/18/2024	304,438	8,880
Primary Aluminum Future	6	11/13/2023	337,297	(1,555)
Primary Aluminum Future	4	01/15/2024	225,040	(6,803)
TTF Gas 1st Line Future	1	09/29/2025	134,400	17,395
TTF Gas 1st Line Future	1	10/30/2025	138,630	13,165
TTF Gas 1st Line Future	1	11/27/2025	142,860	8,935
Total				$ 302,046
Total futures contracts				$ (287,844)

Foreign Currency Contracts Outstanding at October 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,335,000	AUD	843,377	USD	BCLY	11/30/2023	$ 4,356
369,000	AUD	234,087	USD	WEST	11/30/2023	230
1,215,000	CAD	879,759	USD	BCLY	11/30/2023	(3,255)
2,042,000	CAD	1,483,485	USD	TDB	11/30/2023	(10,381)
389,000	EUR	412,467	USD	SCB	11/30/2023	(339)
417,000	EUR	442,259	USD	UBS	11/30/2023	(466)
10,000	GBP	12,092	USD	BCLY	11/30/2023	65
163,084,000	JPY	1,093,651	USD	NWM	11/30/2023	(12,285)
245,800,000	JPY	1,642,555	USD	JPM	11/30/2023	(12,721)
12,120,000	NOK	1,079,869	USD	JPM	11/30/2023	6,129
6,480,000	SEK	579,459	USD	JPM	11/30/2023	1,788
4,157,000	SEK	374,909	USD	CIB	11/30/2023	(2,031)
373,992	USD	592,000	AUD	BCLY	11/30/2023	(1,932)
595,595	USD	2,980,000	BRL	SGG	11/30/2023	6,761
1,842,787	USD	2,545,000	CAD	BCLY	11/30/2023	6,818
1,165,980	USD	1,045,000	CHF	JPM	11/30/2023	13,307
855,769	USD	810,000	EUR	DEUT	11/30/2023	(2,390)
3,772,555	USD	3,120,000	GBP	BCLY	11/30/2023	(20,352)
The accompanying notes are an integral part of these financial statements.
95

Hartford Real Asset Fund (Consolidated)
Schedule of Investments – (continued)
October 31, 2023

Foreign Currency Contracts Outstanding at October 31, 2023 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,156,658	USD	173,088,000	JPY	JPM	11/30/2023	$ 8,958
371,015	USD	4,149,000	SEK	JPM	11/30/2023	(1,145)
Total foreign currency contracts						$ (18,885)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Foreign Government Obligations	$ 1,405,339	$ —	$ 1,405,339	$ —
U.S. Government Securities	36,371,973	—	36,371,973	—
Common Stocks
Automobiles & Components	16,655	—	16,655	—
Banks	1,234,299	93,197	1,141,102	—
Capital Goods	2,124,793	1,066,805	1,057,988	—
Commercial & Professional Services	161,043	—	161,043	—
Consumer Discretionary Distribution & Retail	23,929	—	23,929	—
Consumer Durables & Apparel	247,194	—	247,194	—
Consumer Services	336,255	154,238	182,017	—
Consumer Staples Distribution & Retail	329,840	215,841	113,999	—
Energy	21,645,076	14,173,358	7,471,718	—
Equity Real Estate Investment Trusts (REITs)	7,133,961	5,895,419	1,238,542	—
Financial Services	444,764	355,666	89,098	—
Food, Beverage & Tobacco	733,284	661,074	72,210	—
Insurance	401,612	59,883	341,729	—
Materials	17,424,142	7,465,923	9,958,219	—
Real Estate Management & Development	1,496,132	362,092	1,134,040	—
Telecommunication Services	1,850,462	142,369	1,708,093	—
Transportation	1,126,565	391,174	735,391	—
Utilities	6,462,553	4,040,785	2,421,768	—
Closed End Funds	35,852	35,852	—	—
Exchange-Traded Funds	2,390,004	2,390,004	—	—
Preferred Stocks	109,104	109,104	—	—
Short-Term Investments	14,771,093	14,758,816	12,277	—
Foreign Currency Contracts(2)	48,412	—	48,412	—
Futures Contracts(2)	597,123	597,123	—	—
Total	$ 118,921,459	$ 52,968,723	$ 65,952,736	$ —
Liabilities
Foreign Currency Contracts(2)	$ (67,297)	$ —	$ (67,297)	$ —
Futures Contracts(2)	(884,967)	(884,967)	—	—
Total	$ (952,264)	$ (884,967)	$ (67,297)	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
96

Hartford Multi-Strategy Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NWM	NatWest Markets Plc
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International
Currency Abbreviations:
AUD	Australia Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CHF	Switzerland Franc
CLP	Chile Peso
COP	Colombia Peso
CZK	Czech Republic Koruna
DKK	Denmark Krone
EUR	Euro Member Countries
GBP	British Pound
HUF	Hungary Forint
INR	Indian Rupee
JPY	Japan Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
NOK	Norway Krone
PEN	Peru Nuevo Sol
PHP	Philippines Peso
PLN	Poland Zloty
RON	Romania New Leu
SEK	Sweden Krona
USD	United States Dollar
UYU	Uruguay Peso
ZAR	South Africa Rand
Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CMT	Constant Maturity Treasury Index
EAFE	Europe, Australasia and Far East
ICE	Intercontinental Exchange, Inc.
S&P	Standard & Poor's
SGX	Singapore Exchange
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
GO	General Obligation
Rev	Revenue
Other Abbreviations:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
KGaA	Kommanditgesellschaft Auf Aktien
LIBOR	London Interbank Offered Rate
LME	London Metal Exchange
MSCI	Morgan Stanley Capital International
NATL	National Public Finance Guarantee Corp.
Nyrt	New York REIT Inc
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
RBOB	Reformulated Blendstock for Oxygenate Blending
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor's Depositary Receipt
ST APPROP	State Appropriation
Tbk	Terbuka
TTF	Title Transfer Facility
ULSD	Ultra-Low Sulfur Diesel

97

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities
October 31, 2023

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Assets:
Investments in securities, at market value(1)	$ 11,908,565,052	$ 55,942,017	$ 2,591,254	$ 181,002
Repurchase agreements	20,911,411	162,174	—	—
Investments in affiliated investment companies, at market value	—	8,359,619	1,255,211,438	90,206,012
Cash	80,883,503	466,217	—	—
Cash collateral held for securities on loan	3,109,172	6,637	—	—
Foreign currency	7,549,958	11,893	—	—
Unrealized appreciation on foreign currency contracts	499,284	—	—	—
Receivables:
From affiliates	—	6,979	—	—
Investment securities sold	173,388,444	24,146	—	80,225
Fund shares sold	8,647,424	518	1,207,529	5,767
Dividends and interest	86,459,385	321,515	1,494,047	59,130
Securities lending income	57,531	140	—	—
Variation margin on futures contracts	503,922	—	—	—
Variation margin on centrally cleared swap contracts	7,335	—	—	—
Tax reclaims	2,823,032	66,488	—	—
Other assets	175,324	47,592	53,151	29,674
Total assets	12,293,580,777	65,415,935	1,260,557,419	90,561,810
Liabilities:
Unrealized depreciation on foreign currency contracts	292,419	21,888	—	—
Obligation to return securities lending collateral	62,183,448	132,736	—	—
Cash collateral due to broker on swap contracts	10,000	—	—	—
Payables:
Investment securities purchased	135,377,548	36,592	8,216	—
Fund shares redeemed	21,799,119	77,075	1,501,664	91,506
Investment management fees	5,548,292	18,878	—	7,770
Transfer agent fees	1,426,827	16,664	210,841	18,522
Accounting services fees	160,362	1,064	17,910	1,503
Board of Directors' fees	51,129	298	5,124	390
Variation margin on futures contracts	—	6,133	—	—
Foreign taxes	—	1,159	—	—
Distribution fees	425,254	2,643	54,992	4,140
Accrued expenses	347,290	48,935	49,957	25,573
Total liabilities	227,621,688	364,065	1,848,704	149,404
Net assets	$ 12,065,959,089	$ 65,051,870	$ 1,258,708,715	$ 90,412,406
Summary of Net Assets:
Capital stock and paid-in-capital	$ 12,469,377,270	$ 96,222,111	$ 1,268,132,824	$ 99,067,687
Distributable earnings (loss)	(403,418,181)	(31,170,241)	(9,424,109)	(8,655,281)
Net assets	$ 12,065,959,089	$ 65,051,870	$ 1,258,708,715	$ 90,412,406
Shares authorized	1,990,000,000	560,000,000	850,000,000	400,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 13.02	$ 8.29	$ 8.68	$ 9.82
Maximum offering price per share	13.78	8.68	9.19	10.39
Shares outstanding	303,923,736	6,136,732	128,442,134	8,168,490
Net Assets	$ 3,957,111,159	$ 50,898,633	$ 1,114,721,493	$ 80,253,287
Class C: Net asset value per share	$ 12.79	$ 8.32	$ 8.62	$ 9.73
Shares outstanding	119,224,845	554,106	6,337,285	529,075
Net Assets	$ 1,524,593,042	$ 4,612,125	$ 54,599,535	$ 5,145,459
Class I: Net asset value per share	$ 13.02	$ 8.28	$ 8.70	$ 9.85
Shares outstanding	283,726,292	860,435	8,120,028	194,773
Net Assets	$ 3,695,164,388	$ 7,121,772	$ 70,624,953	$ 1,917,942
Class R3: Net asset value per share	$ 13.08	$ 8.30	$ 8.63	$ 9.81
Shares outstanding	9,238,737	52,375	998,745	122,945
Net Assets	$ 120,884,708	$ 434,882	$ 8,621,445	$ 1,205,567
The accompanying notes are an integral part of these financial statements.
98

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Class R4: Net asset value per share	$ 13.09	$ 8.25	$ 8.64	$ 9.80
Shares outstanding	4,479,848	15,780	356,647	52,869
Net Assets	$ 58,655,085	$ 130,212	$ 3,081,463	$ 518,209
Class R5: Net asset value per share	$ 13.11	$ 8.24	$ 8.51	$ 9.84
Shares outstanding	2,865,559	1,099	143,938	124,755
Net Assets	$ 37,566,685	$ 9,059	$ 1,225,168	$ 1,227,884
Class R6: Net asset value per share	$ 13.20	$ 8.26	$ —	$ —
Shares outstanding	19,315,853	1,448	—	—
Net Assets	$ 254,986,007	$ 11,962	$ —	$ —
Class Y: Net asset value per share	$ 13.21	$ 8.22	$ —	$ —
Shares outstanding	3,679,819	215,992	—	—
Net Assets	$ 48,595,304	$ 1,776,475	$ —	$ —
Class F: Net asset value per share	$ 13.03	$ 8.21	$ 8.70	$ 9.86
Shares outstanding	181,761,649	6,916	670,998	14,614
Net Assets	$ 2,368,402,711	$ 56,750	$ 5,834,658	$ 144,058
Cost of investments	$ 12,305,824,206	$ 58,513,605	$ 2,591,254	$ 181,002
Cost of investments in affiliated investments	$ —	$ 8,617,171	$ 1,267,916,711	$ 96,485,561
Cost of foreign currency	$ 7,542,105	$ 11,883	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 59,988,712	$ 129,775	$ —	$ —
The accompanying notes are an integral part of these financial statements.
99

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund	Hartford Real Asset Fund (Consolidated)
Assets:
Investments in securities, at market value(1)	$ 937,884	$ 587,891	$ 585,604,450	$ 118,263,647
Repurchase agreements	—	—	240,167	12,277
Investments in affiliated investment companies, at market value	469,228,828	285,967,603	—	—
Cash	—	—	1,833,253	—
Cash collateral due from broker on futures contracts	—	—	—	2,500,046
Cash collateral held for securities on loan	—	—	98,514	30,914
Foreign currency	—	—	453,723	74,484
Unrealized appreciation on foreign currency contracts	—	—	166,969	48,412
Receivables:
From affiliates	—	—	—	33,894
Investment securities sold	284,491	77,533	4,391,826	2,408,136
Fund shares sold	39,579	12,949	68,194	779,640
Dividends and interest	118,632	127,011	3,794,713	220,079
Securities lending income	—	—	2,868	446
Tax reclaims	—	—	326,380	66,429
Other assets	33,873	31,868	41,598	41,920
Total assets	470,643,287	286,804,855	597,022,655	124,480,324
Liabilities:
Due to custodian	—	—	—	613
Unrealized depreciation on foreign currency contracts	—	—	118,444	67,297
Obligation to return securities lending collateral	—	—	1,970,273	618,279
Unfunded loan commitments	—	—	120,839	—
Payables:
Investment securities purchased	—	—	7,505,172	3,048,400
Fund shares redeemed	335,049	133,722	571,911	169,804
Investment management fees	40,639	24,683	293,869	91,044
Transfer agent fees	112,876	62,993	128,024	19,438
Accounting services fees	7,692	5,291	9,624	2,037
Board of Directors' fees	1,912	1,224	2,425	505
Variation margin on futures contracts	—	—	61,106	282,195
Foreign taxes	—	—	16,798	449
Distribution fees	20,236	12,082	22,056	1,380
Distributions payable	—	—	91	—
Accrued expenses	35,274	30,084	88,815	60,435
Total liabilities	553,678	270,079	10,909,447	4,361,876
Net assets	$ 470,089,609	$ 286,534,776	$ 586,113,208	$ 120,118,448
Summary of Net Assets:
Capital stock and paid-in-capital	$ 453,939,370	$ 292,808,738	$ 661,181,985	$ 223,032,343
Distributable earnings (loss)	16,150,239	(6,273,962)	(75,068,777)	(102,913,895)
Net assets	$ 470,089,609	$ 286,534,776	$ 586,113,208	$ 120,118,448
Shares authorized	400,000,000	4,300,000,000	845,000,000	710,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 11.82	$ 10.73	$ 17.32	$ 8.53
Maximum offering price per share	12.51	11.35	18.33	9.03
Shares outstanding	36,726,803	23,503,272	25,982,887	3,085,040
Net Assets	$ 434,169,891	$ 252,142,175	$ 449,939,118	$ 26,304,155
Class C: Net asset value per share	$ 11.74	$ 10.65	$ 17.43	$ 8.26
Shares outstanding	1,309,600	758,400	1,395,736	212,930
Net Assets	$ 15,380,688	$ 8,074,719	$ 24,322,781	$ 1,759,499
Class I: Net asset value per share	$ 11.75	$ 10.79	$ 17.27	$ 8.55
Shares outstanding	724,895	669,073	2,929,940	2,928,493
Net Assets	$ 8,516,486	$ 7,217,531	$ 50,601,735	$ 25,030,150
Class R3: Net asset value per share	$ 11.46	$ 10.53	$ 17.64	$ 8.57
Shares outstanding	494,049	870,011	35,639	16,815
Net Assets	$ 5,662,758	$ 9,158,768	$ 628,623	$ 144,045
The accompanying notes are an integral part of these financial statements.
100

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2023

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund	Hartford Real Asset Fund (Consolidated)
Class R4: Net asset value per share	$ 11.77	$ 10.75	$ 17.67	$ 8.57
Shares outstanding	150,886	226,408	27,805	2,645
Net Assets	$ 1,775,199	$ 2,435,009	$ 491,363	$ 22,672
Class R5: Net asset value per share	$ 11.85	$ 10.80	$ 17.65	$ 8.48
Shares outstanding	332,080	651,210	4,711	35,826
Net Assets	$ 3,936,273	$ 7,032,168	$ 83,161	$ 303,728
Class R6: Net asset value per share	$ —	$ —	$ 17.65	$ 8.55
Shares outstanding	—	—	16,801	2,147
Net Assets	$ —	$ —	$ 296,483	$ 18,347
Class Y: Net asset value per share	$ —	$ —	$ 17.66	$ 8.55
Shares outstanding	—	—	222,415	4,923,191
Net Assets	$ —	$ —	$ 3,928,602	$ 42,084,846
Class F: Net asset value per share	$ 11.76	$ 10.79	$ 17.25	$ 8.55
Shares outstanding	55,110	43,958	3,235,323	2,858,845
Net Assets	$ 648,314	$ 474,406	$ 55,821,342	$ 24,451,006
Cost of investments	$ 937,884	$ 587,891	$ 616,999,388	$ 112,578,856
Cost of investments in affiliated investments	$ 452,594,807	$ 286,856,689	$ —	$ —
Cost of foreign currency	$ —	$ —	$ 453,294	$ 84,102
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ 1,910,487	$ 595,765
The accompanying notes are an integral part of these financial statements.
101

Hartford Multi-Strategy Funds
 Statements of Operations
For the Year Ended October 31, 2023

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Investment Income:
Dividends	$ 193,425,910	$ 914,927	$ —	$ —
Dividends from affiliated investment companies	—	420,942	27,091,447	2,893,055
Interest	366,392,476	1,390,623	181,788	12,183
Securities lending — net	735,807	5,882	—	—
Less: Foreign tax withheld	(2,578,997)	(56,163)	—	—
Total investment income, net	557,975,196	2,676,211	27,273,235	2,905,238
Expenses:
Investment management fees	69,980,830	244,329	—	101,175
Transfer agent fees
Class A	3,283,232	85,469	1,094,171	99,992
Class C	1,555,013	8,887	77,940	8,515
Class I	3,493,487	9,175	80,397	2,269
Class R3	268,964	1,102	19,863	3,188
Class R4	104,090	247	4,839	1,003
Class R5	42,216	11	732	1,449
Class R6	9,458	—	—	—
Class Y	72,598	1,989	—	—
Class F	32,263	2	150	6
Distribution fees
Class A	10,643,556	145,976	3,002,726	223,925
Class C	18,767,018	57,169	660,257	59,493
Class R3	661,270	2,504	45,729	7,321
Class R4	170,853	362	7,839	1,475
Custodian fees	158,101	10,834	1,970	780
Registration and filing fees	323,423	116,146	119,511	95,949
Accounting services fees	1,872,246	15,075	204,074	20,179
Board of Directors' fees	381,068	2,133	38,157	2,842
Audit and tax fees	47,362	45,680	23,179	23,166
Other expenses	1,207,101	23,251	143,972	22,900
Total expenses (before waivers, reimbursements and fees paid indirectly)	113,074,149	770,341	5,525,506	675,627
Expense waivers	—	(101,161)	—	—
Distribution fee reimbursements	(25,738)	(1,133)	(13,018)	(3,831)
Commission recapture	(38,923)	(52)	—	—
Total waivers, reimbursements and fees paid indirectly	(64,661)	(102,346)	(13,018)	(3,831)
Total expenses	113,009,488	667,995	5,512,488	671,796
Net Investment Income (Loss)	444,965,708	2,008,216	21,760,747	2,233,442
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Capital gain distributions received from underlying funds	—	—	44,057,048	784,882
Investments	(45,678,468)	321,351	—	—
Less: Foreign taxes paid on realized capital gains	(1,114)	—	—	—
Investments in affiliated investment companies	—	270,263	(12,093,637)	(2,998,338)
Purchased options contracts	—	(981,644)	—	—
Futures contracts	(14,084,498)	(790,513)	—	—
Swap contracts	3,684,273	—	—	—
Foreign currency contracts	(2,608,013)	(586,753)	—	—
Other foreign currency transactions	60,720	2,520	—	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(58,627,100)	(1,764,776)	31,963,411	(2,213,456)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	(190,791,669)	(561,697)	—	—
Investments in affiliated investment companies	—	274,330	(11,426,582)	3,339,204
Purchased options contracts	—	93,158	—	—
Futures contracts	(5,477,250)	222,646	—	—
Swap contracts	711,416	—	—	—
Foreign currency contracts	(496,523)	37,581	—	—
Translation of other assets and liabilities in foreign currencies	207,862	6,105	—	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(195,846,164)	72,123	(11,426,582)	3,339,204
The accompanying notes are an integral part of these financial statements.
102

Hartford Multi-Strategy Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(254,473,264)	(1,692,653)	20,536,829	1,125,748
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 190,492,444	$ 315,563	$ 42,297,576	$ 3,359,190
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ (613)	$ —	$ —
The accompanying notes are an integral part of these financial statements.
103

Hartford Multi-Strategy Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund	Hartford Real Asset Fund (Consolidated)
Investment Income:
Dividends	$ —	$ —	$ 9,725,428	$ 2,892,000
Dividends from affiliated investment companies	10,073,858	7,560,193	—	—
Interest	59,689	36,429	23,089,396	3,183,225
Securities lending — net	—	—	55,862	28,450
Less: Foreign tax withheld	—	—	(546,050)	(190,213)
Total investment income, net	10,133,547	7,596,622	32,324,636	5,913,462
Expenses:
Investment management fees	503,441	314,993	3,733,620	1,236,412
Transfer agent fees
Class A	620,655	328,614	692,870	40,556
Class C	37,670	16,867	38,311	3,318
Class I	9,194	7,759	52,731	42,384
Class R3	12,438	23,315	1,373	295
Class R4	3,176	3,896	1,219	39
Class R5	3,863	6,686	119	373
Class R6	—	—	13	—
Class Y	—	—	4,691	40,650
Class F	25	21	1,310	1,048
Distribution fees
Class A	1,161,345	692,220	1,214,623	74,666
Class C	178,348	93,261	304,106	24,046
Class R3	29,388	55,567	3,120	670
Class R4	4,671	6,165	1,795	57
Custodian fees	1,146	970	36,723	55,802
Registration and filing fees	100,034	97,056	125,953	131,731
Accounting services fees	87,135	61,323	111,921	30,384
Board of Directors' fees	14,192	8,874	18,106	3,830
Audit and tax fees	23,171	23,168	58,516	43,864
Other expenses	69,046	45,267	97,376	34,383
Total expenses (before waivers, reimbursements and fees paid indirectly)	2,858,938	1,786,022	6,498,496	1,764,508
Expense waivers	—	—	—	(216,408)
Management fee waivers	—	—	—	(135,475)
Distribution fee reimbursements	(21,716)	(13,328)	(28,615)	(343)
Commission recapture	—	—	—	(86)
Total waivers, reimbursements and fees paid indirectly	(21,716)	(13,328)	(28,615)	(352,312)
Total expenses	2,837,222	1,772,694	6,469,881	1,412,196
Net Investment Income (Loss)	7,296,325	5,823,928	25,854,755	4,501,266
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Capital gain distributions received from underlying funds	8,563,241	3,956,266	—	—
Investments	—	—	(9,014,627)	3,420,434
Less: Foreign taxes paid on realized capital gains	—	—	(9,316)	(107)
Investments in affiliated investment companies	(12,247,268)	(9,720,290)	—	—
Purchased options contracts	—	—	(4,298,645)	11,100
Futures contracts	—	—	(1,981,771)	1,121,030
Foreign currency contracts	—	—	(2,239,899)	120,375
Other foreign currency transactions	—	—	(150,407)	4,544
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(3,684,027)	(5,764,024)	(17,694,665)	4,677,376
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	—	—	26,332,161	1,694,002
Investments in affiliated investment companies	21,899,538	14,247,298	—	—
Futures contracts	—	—	(729,460)	652,003
Foreign currency contracts	—	—	283,317	965
Translation of other assets and liabilities in foreign currencies	—	—	18,476	2,988
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	21,899,538	14,247,298	25,904,494	2,349,958
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	18,215,511	8,483,274	8,209,829	7,027,334
The accompanying notes are an integral part of these financial statements.
104

Hartford Multi-Strategy Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2023

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund	Hartford Real Asset Fund (Consolidated)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 25,511,836	$ 14,307,202	$ 34,064,584	$ 11,528,600
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ —	$ (16,798)	$ (449)
The accompanying notes are an integral part of these financial statements.
105

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets

	The Hartford Balanced Income Fund		Hartford AARP Balanced Retirement Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 444,965,708	$ 372,421,270	$ 2,008,216	$ 2,050,484
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(58,627,100)	436,388,625	(1,764,776)	2,351,191
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(195,846,164)	(2,641,007,783)	72,123	(13,617,461)
Net Increase (Decrease) in Net Assets Resulting from Operations	190,492,444	(1,832,197,888)	315,563	(9,215,786)
Distributions to Shareholders:
Class A	(270,472,152)	(327,532,722)	(2,844,914)	(1,800,782)
Class C	(111,873,790)	(172,606,987)	(239,104)	(143,880)
Class I	(281,893,198)	(348,977,905)	(446,479)	(301,208)
Class R3	(7,917,555)	(9,922,367)	(23,049)	(16,390)
Class R4	(4,436,758)	(6,163,546)	(7,134)	(6,825)
Class R5	(2,631,325)	(3,092,116)	(487)	(8,368)
Class R6	(17,407,886)	(20,490,364)	(654)	(403)
Class Y	(4,946,423)	(8,971,441)	(131,618)	(53,269)
Class F	(169,674,861)	(198,331,981)	(3,125)	(2,686)
From return of capital:
Class A	—	—	(401,761)	—
Class C	—	—	(33,766)	—
Class I	—	—	(63,052)	—
Class R3	—	—	(3,255)	—
Class R4	—	—	(1,007)	—
Class R5	—	—	(69)	—
Class R6	—	—	(93)	—
Class Y	—	—	(18,587)	—
Class F	—	—	(441)	—
Total distributions	(871,253,948)	(1,096,089,429)	(4,218,595)	(2,333,811)
Capital Share Transactions:
Sold	2,008,657,034	2,624,946,970	3,821,095	5,463,706
Issued on reinvestment of distributions	822,182,649	1,029,875,257	4,009,437	2,209,899
Redeemed	(3,612,667,453)	(3,093,893,183)	(17,823,104)	(17,368,210)
Net increase (decrease) from capital share transactions	(781,827,770)	560,929,044	(9,992,572)	(9,694,605)
Net Increase (Decrease) in Net Assets	(1,462,589,274)	(2,367,358,273)	(13,895,604)	(21,244,202)
Net Assets:
Beginning of period	13,528,548,363	15,895,906,636	78,947,474	100,191,676
End of period	$ 12,065,959,089	$ 13,528,548,363	$ 65,051,870	$ 78,947,474
The accompanying notes are an integral part of these financial statements.
106

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Checks and Balances Fund		The Hartford Conservative Allocation Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 21,760,747	$ 18,716,536	$ 2,233,442	$ 2,410,910
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	31,963,411	103,667,778	(2,213,456)	96,242
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(11,426,582)	(350,048,634)	3,339,204	(22,984,530)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,297,576	(227,664,320)	3,359,190	(20,477,378)
Distributions to Shareholders:
Class A	(98,430,446)	(93,225,862)	(2,301,782)	(5,636,114)
Class C	(5,462,517)	(5,992,556)	(110,464)	(319,532)
Class I	(6,338,320)	(6,590,547)	(55,709)	(100,163)
Class R3	(722,607)	(691,580)	(36,013)	(98,163)
Class R4	(255,846)	(220,567)	(13,824)	(32,145)
Class R5	(50,908)	(43,948)	(34,494)	(73,668)
Class F	(334,252)	(148,886)	(4,049)	(8,240)
Total distributions	(111,594,896)	(106,913,946)	(2,556,335)	(6,268,025)
Capital Share Transactions:
Sold	104,001,157	103,250,305	7,413,021	13,078,152
Issued on reinvestment of distributions	110,888,334	106,285,230	2,523,847	6,188,026
Redeemed	(255,436,359)	(229,810,942)	(23,956,474)	(27,304,058)
Net increase (decrease) from capital share transactions	(40,546,868)	(20,275,407)	(14,019,606)	(8,037,880)
Net Increase (Decrease) in Net Assets	(109,844,188)	(354,853,673)	(13,216,751)	(34,783,283)
Net Assets:
Beginning of period	1,368,552,903	1,723,406,576	103,629,157	138,412,440
End of period	$ 1,258,708,715	$ 1,368,552,903	$ 90,412,406	$ 103,629,157
The accompanying notes are an integral part of these financial statements.
107

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Growth Allocation Fund		Hartford Moderate Allocation Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 7,296,325	$ 10,865,856	$ 5,823,928	$ 7,146,396
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(3,684,027)	24,427,378	(5,764,024)	9,083,505
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	21,899,538	(145,357,065)	14,247,298	(84,104,884)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,511,836	(110,063,831)	14,307,202	(67,874,983)
Distributions to Shareholders:
Class A	(28,629,289)	(42,918,541)	(13,262,953)	(22,591,682)
Class C	(1,014,204)	(1,846,647)	(384,244)	(799,359)
Class I	(605,522)	(902,133)	(414,093)	(712,337)
Class R3	(352,337)	(498,086)	(529,029)	(964,742)
Class R4	(132,871)	(225,267)	(118,606)	(206,550)
Class R5	(245,764)	(365,301)	(320,496)	(496,255)
Class F	(38,464)	(64,193)	(25,460)	(38,761)
Total distributions	(31,018,451)	(46,820,168)	(15,054,881)	(25,809,686)
Capital Share Transactions:
Sold	20,787,259	26,863,035	17,275,221	23,516,996
Issued on reinvestment of distributions	30,615,299	46,203,570	14,886,745	25,550,197
Redeemed	(66,132,163)	(74,579,011)	(60,905,215)	(59,519,034)
Net increase (decrease) from capital share transactions	(14,729,605)	(1,512,406)	(28,743,249)	(10,451,841)
Net Increase (Decrease) in Net Assets	(20,236,220)	(158,396,405)	(29,490,928)	(104,136,510)
Net Assets:
Beginning of period	490,325,829	648,722,234	316,025,704	420,162,214
End of period	$ 470,089,609	$ 490,325,829	$ 286,534,776	$ 316,025,704
The accompanying notes are an integral part of these financial statements.
108

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Multi-Asset Income Fund		Hartford Real Asset Fund (Consolidated)
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 25,854,755	$ 21,913,480	$ 4,501,266	$ 5,080,049
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(17,694,665)	(10,603,310)	4,677,376	(3,079,306)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	25,904,494	(124,989,248)	2,349,958	(12,219,763)
Net Increase (Decrease) in Net Assets Resulting from Operations	34,064,584	(113,679,078)	11,528,600	(10,219,020)
Distributions to Shareholders:
Class A	(24,707,828)	(42,673,888)	(1,497,520)	(3,234,106)
Class C	(1,304,496)	(3,398,106)	(130,465)	(106,616)
Class I	(3,185,818)	(6,813,747)	(2,295,986)	(4,051,406)
Class R3	(28,828)	(66,431)	(5,159)	(19,581)
Class R4	(35,500)	(64,050)	(1,013)	(2,102)
Class R5	(5,257)	(12,817)	(13,008)	(54,965)
Class R6	(16,995)	(25,541)	(443)	—
Class Y	(224,861)	(471,292)	(2,223,545)	(11,345,598)
Class F	(3,466,917)	(6,060,526)	(1,582,877)	(573,023)
From return of capital:
Class A	(767,971)	—	—	—
Class C	(40,546)	—	—	—
Class I	(99,022)	—	—	—
Class R3	(896)	—	—	—
Class R4	(1,104)	—	—	—
Class R5	(163)	—	—	—
Class R6	(528)	—	—	—
Class Y	(6,989)	—	—	—
Class F	(107,759)	—	—	—
Total distributions	(34,001,478)	(59,586,398)	(7,750,016)	(19,387,397)
Capital Share Transactions:
Sold	47,393,568	43,273,249	61,317,683	137,471,840
Issued on reinvestment of distributions	33,514,058	58,699,406	7,689,169	19,168,103
Redeemed	(141,778,041)	(157,268,548)	(105,020,907)	(74,594,913)
Net increase (decrease) from capital share transactions	(60,870,415)	(55,295,893)	(36,014,055)	82,045,030
Net Increase (Decrease) in Net Assets	(60,807,309)	(228,561,369)	(32,235,471)	52,438,613
Net Assets:
Beginning of period	646,920,517	875,481,886	152,353,919	99,915,306
End of period	$ 586,113,208	$ 646,920,517	$ 120,118,448	$ 152,353,919
The accompanying notes are an integral part of these financial statements.
109

Hartford Multi-Strategy Funds
Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund
For the Year Ended October 31, 2023
A	$ 13.75	$ 0.45	$ (0.29)	$ 0.16	$ (0.47)	$ (0.42)	$ —	$ (0.89)	$ 13.02	0.94%	$ 3,957,111	0.87%	0.87%	3.26%	57%
C	13.51	0.34	(0.28)	0.06	(0.36)	(0.42)	—	(0.78)	12.79	0.23	1,524,593	1.63	1.63	2.50	57
I	13.75	0.49	(0.30)	0.19	(0.50)	(0.42)	—	(0.92)	13.02	1.18	3,695,164	0.63	0.63	3.50	57
R3	13.81	0.40	(0.30)	0.10	(0.41)	(0.42)	—	(0.83)	13.08	0.55	120,885	1.25	1.24	2.89	57
R4	13.82	0.44	(0.30)	0.14	(0.45)	(0.42)	—	(0.87)	13.09	0.85	58,655	0.95	0.95	3.18	57
R5	13.84	0.48	(0.29)	0.19	(0.50)	(0.42)	—	(0.92)	13.11	1.16	37,567	0.65	0.65	3.48	57
R6	13.93	0.50	(0.30)	0.20	(0.51)	(0.42)	—	(0.93)	13.20	1.25	254,986	0.55	0.55	3.58	57
Y	13.93	0.49	(0.30)	0.19	(0.49)	(0.42)	—	(0.91)	13.21	1.21	48,595	0.66	0.66	3.45	57
F	13.76	0.50	(0.30)	0.20	(0.51)	(0.42)	—	(0.93)	13.03	1.27	2,368,403	0.55	0.55	3.58	57
For the Year Ended October 31, 2022
A	$ 16.72	$ 0.37	$ (2.21)	$ (1.84)	$ (0.37)	$ (0.76)	$ —	$ (1.13)	$ 13.75	(11.62)%	$ 4,167,360	0.86%	0.86%	2.50%	60%
C	16.45	0.26	(2.18)	(1.92)	(0.26)	(0.76)	—	(1.02)	13.51	(12.33)	2,053,985	1.62	1.62	1.73	60
I	16.72	0.41	(2.21)	(1.80)	(0.41)	(0.76)	—	(1.17)	13.75	(11.41)	4,254,506	0.62	0.62	2.74	60
R3	16.79	0.32	(2.22)	(1.90)	(0.32)	(0.76)	—	(1.08)	13.81	(11.96)	132,616	1.24	1.23	2.12	60
R4	16.80	0.36	(2.22)	(1.86)	(0.36)	(0.76)	—	(1.12)	13.82	(11.71)	72,765	0.94	0.94	2.41	60
R5	16.82	0.41	(2.23)	(1.82)	(0.40)	(0.76)	—	(1.16)	13.84	(11.42)	38,799	0.64	0.64	2.71	60
R6	16.92	0.43	(2.24)	(1.81)	(0.42)	(0.76)	—	(1.18)	13.93	(11.32)	252,429	0.54	0.54	2.82	60
Y	16.92	0.41	(2.24)	(1.83)	(0.40)	(0.76)	—	(1.16)	13.93	(11.42)	88,076	0.64	0.64	2.70	60
F	16.73	0.42	(2.21)	(1.79)	(0.42)	(0.76)	—	(1.18)	13.76	(11.32)	2,468,012	0.54	0.54	2.83	60
For the Year Ended October 31, 2021
A	$ 14.53	$ 0.33	$ 2.26	$ 2.59	$ (0.33)	$ (0.07)	$ —	$ (0.40)	$ 16.72	17.97%	$ 4,748,602	0.86%	0.86%	2.08%	44%
C	14.29	0.21	2.22	2.43	(0.20)	(0.07)	—	(0.27)	16.45	17.16	2,859,547	1.61	1.61	1.34	44
I	14.53	0.37	2.25	2.62	(0.36)	(0.07)	—	(0.43)	16.72	18.26	4,859,868	0.61	0.61	2.33	44
R3	14.59	0.28	2.25	2.53	(0.26)	(0.07)	—	(0.33)	16.79	17.51	153,099	1.24	1.24	1.71	44
R4	14.59	0.32	2.27	2.59	(0.31)	(0.07)	—	(0.38)	16.80	17.93	93,401	0.94	0.94	2.01	44
R5	14.61	0.37	2.27	2.64	(0.36)	(0.07)	—	(0.43)	16.82	18.25	43,487	0.64	0.64	2.31	44
R6	14.70	0.39	2.28	2.67	(0.38)	(0.07)	—	(0.45)	16.92	18.33	285,749	0.54	0.54	2.40	44
Y	14.70	0.38	2.27	2.65	(0.36)	(0.07)	—	(0.43)	16.92	18.21	132,364	0.64	0.64	2.31	44
F	14.54	0.39	2.25	2.64	(0.38)	(0.07)	—	(0.45)	16.73	18.33	2,719,790	0.53	0.53	2.40	44
For the Year Ended October 31, 2020
A	$ 14.76	$ 0.35	$ (0.10)	$ 0.25	$ (0.35)	$ (0.13)	$ —	$ (0.48)	$ 14.53	1.75%	$ 3,747,275	0.89%	0.89%	2.44%	63%
C	14.53	0.24	(0.11)	0.13	(0.24)	(0.13)	—	(0.37)	14.29	0.92	2,994,151	1.64	1.64	1.70	63
I	14.77	0.39	(0.12)	0.27	(0.38)	(0.13)	—	(0.51)	14.53	1.94	3,960,448	0.63	0.63	2.69	63
R3	14.82	0.31	(0.12)	0.19	(0.29)	(0.13)	—	(0.42)	14.59	1.36	154,953	1.24	1.24	2.10	63
R4	14.83	0.35	(0.12)	0.23	(0.34)	(0.13)	—	(0.47)	14.59	1.60	88,942	0.95	0.95	2.38	63
R5	14.85	0.39	(0.12)	0.27	(0.38)	(0.13)	—	(0.51)	14.61	1.90	42,220	0.66	0.66	2.67	63
R6	14.93	0.40	(0.11)	0.29	(0.39)	(0.13)	—	(0.52)	14.70	2.06	240,876	0.56	0.56	2.74	63
Y	14.93	0.39	(0.11)	0.28	(0.38)	(0.13)	—	(0.51)	14.70	1.96	154,356	0.67	0.66	2.67	63
F	14.77	0.40	(0.10)	0.30	(0.40)	(0.13)	—	(0.53)	14.54	2.08	2,131,158	0.56	0.56	2.76	63
The accompanying notes are an integral part of these financial statements.
110

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund – (continued)
For the Year Ended October 31, 2019
A	$ 13.86	$ 0.38	$ 1.43	$ 1.81	$ (0.38)	$ (0.53)	$ —	$ (0.91)	$ 14.76	13.88%	$ 3,517,691	0.90%	0.90%	2.73%	54%
C	13.65	0.28	1.41	1.69	(0.28)	(0.53)	—	(0.81)	14.53	13.08	3,365,430	1.65	1.65	1.99	54
I	13.86	0.42	1.44	1.86	(0.42)	(0.53)	—	(0.95)	14.77	14.24	3,670,729	0.65	0.65	2.98	54
R3	13.90	0.34	1.44	1.78	(0.33)	(0.53)	—	(0.86)	14.82	13.54	190,851	1.26	1.26	2.38	54
R4	13.91	0.38	1.44	1.82	(0.37)	(0.53)	—	(0.90)	14.83	13.88	103,304	0.97	0.97	2.68	54
R5	13.93	0.42	1.45	1.87	(0.42)	(0.53)	—	(0.95)	14.85	14.14	43,770	0.67	0.67	2.99	54
R6	14.01	0.43	1.45	1.88	(0.43)	(0.53)	—	(0.96)	14.93	14.24	192,279	0.58	0.58	3.01	54
Y	14.01	0.43	1.44	1.87	(0.42)	(0.53)	—	(0.95)	14.93	14.16	150,620	0.66	0.65	3.00	54
F	13.87	0.43	1.43	1.86	(0.43)	(0.53)	—	(0.96)	14.77	14.24	1,815,178	0.57	0.57	3.06	54
Hartford AARP Balanced Retirement Fund
For the Year Ended October 31, 2023
A	$ 8.79	$ 0.24	$ (0.25)	$ (0.01)	$ (0.43)	$ —	$ (0.06)	$ (0.49)	$ 8.29	(0.36)%	$ 50,899	1.00%	0.87%	2.67%	20%
C	8.81	0.17	(0.25)	(0.08)	(0.36)	—	(0.05)	(0.41)	8.32	(1.09)	4,612	1.76	1.62	1.91	20
I	8.78	0.26	(0.24)	0.02	(0.46)	—	(0.06)	(0.52)	8.28	(0.02)	7,122	0.71	0.57	2.97	20
R3	8.80	0.22	(0.26)	(0.04)	(0.40)	—	(0.06)	(0.46)	8.30	(0.61)	435	1.32	1.09	2.45	20
R4	8.75	0.24	(0.25)	(0.01)	(0.43)	—	(0.06)	(0.49)	8.25	(0.28)	130	1.02	0.79	2.75	20
R5	8.75	0.27	(0.25)	0.02	(0.46)	—	(0.07)	(0.53)	8.24	(0.02)	9	0.72	0.46	3.10	20
R6	8.77	0.28	(0.25)	0.03	(0.47)	—	(0.07)	(0.54)	8.26	0.10	12	0.61	0.36	3.18	20
Y	8.73	0.27	(0.25)	0.02	(0.46)	—	(0.07)	(0.53)	8.22	(0.02)	1,776	0.69	0.46	3.07	20
F	8.71	0.28	(0.24)	0.04	(0.47)	—	(0.07)	(0.54)	8.21	0.22	57	0.61	0.36	3.18	20
For the Year Ended October 31, 2022
A	$ 10.03	$ 0.22	$ (1.21)	$ (0.99)	$ (0.25)	$ —	$ —	$ (0.25)	$ 8.79	(10.07)%	$ 60,961	0.95%	0.86%	2.29%	52%
C	10.05	0.15	(1.22)	(1.07)	(0.17)	—	—	(0.17)	8.81	(10.76)	6,618	1.71	1.61	1.54	52
I	10.02	0.25	(1.21)	(0.96)	(0.28)	—	—	(0.28)	8.78	(9.79)	9,029	0.66	0.56	2.58	52
R3	10.04	0.20	(1.21)	(1.01)	(0.23)	—	—	(0.23)	8.80	(10.27)	500	1.27	1.08	2.07	52
R4	9.99	0.23	(1.21)	(0.98)	(0.26)	—	—	(0.26)	8.75	(10.03)	144	0.98	0.78	2.37	52
R5	9.99	0.29	(1.24)	(0.95)	(0.29)	—	—	(0.29)	8.75	(9.71)	9	0.67	0.44	2.93	52
R6	10.01	0.27	(1.21)	(0.94)	(0.30)	—	—	(0.30)	8.77	(9.60)	12	0.56	0.35	2.79	52
Y	9.97	0.26	(1.21)	(0.95)	(0.29)	—	—	(0.29)	8.73	(9.73)	1,618	0.65	0.45	2.70	52
F	9.95	0.26	(1.20)	(0.94)	(0.30)	—	—	(0.30)	8.71	(9.66)	56	0.56	0.35	2.76	52
For the Year Ended October 31, 2021
A	$ 9.01	$ 0.12	$ 1.10	$ 1.22	$ (0.20)	$ —	$ —	$ (0.20)	$ 10.03	13.60%	$ 76,009	0.86%	0.83%	1.24%	23%
C	9.03	0.04	1.11	1.15	(0.13)	—	—	(0.13)	10.05	12.74	9,060	1.62	1.58	0.45	23
I	8.99	0.15	1.11	1.26	(0.23)	—	—	(0.23)	10.02	14.08	11,235	0.58	0.53	1.53	23
R3	9.01	0.10	1.11	1.21	(0.18)	—	—	(0.18)	10.04	13.46	789	1.19	1.07	0.99	23
R4	8.97	0.12	1.11	1.23	(0.21)	—	—	(0.21)	9.99	13.75	249	0.89	0.77	1.26	23
R5	8.97	0.16	1.10	1.26	(0.24)	—	—	(0.24)	9.99	14.13	731	0.59	0.45	1.61	23
R6	8.99	0.17	1.10	1.27	(0.25)	—	—	(0.25)	10.01	14.21	13	0.47	0.34	1.74	23
Y	8.95	0.16	1.10	1.26	(0.24)	—	—	(0.24)	9.97	14.16	1,951	0.57	0.45	1.61	23
F	8.93	0.17	1.10	1.27	(0.25)	—	—	(0.25)	9.95	14.31	156	0.48	0.35	1.73	23
The accompanying notes are an integral part of these financial statements.
111

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford AARP Balanced Retirement Fund – (continued)
For the Year Ended October 31, 2020
A	$ 9.20	$ 0.15	$ (0.15)	$ 0.00(5)	$ (0.19)	$ —	$ —	$ (0.19)	$ 9.01	(0.05)%	$ 70,601	1.01%	0.77%	1.70%	104% (6)
C	9.21	0.09	(0.16)	(0.07)	(0.11)	—	—	(0.11)	9.03	(0.80)	23,512	1.75	1.51	0.99	104 (6)
I	9.20	0.19	(0.18)	0.01	(0.22)	—	—	(0.22)	8.99	0.09	12,661	0.69	0.46	2.07	104 (6)
R3	9.21	0.13	(0.18)	(0.05)	(0.15)	—	—	(0.15)	9.01	(0.54)	785	1.33	1.08	1.39	104 (6)
R4	9.16	0.15	(0.16)	(0.01)	(0.18)	—	—	(0.18)	8.97	(0.09)	386	1.03	0.78	1.66	104 (6)
R5	9.17	0.18	(0.17)	0.01	(0.21)	—	—	(0.21)	8.97	0.10	605	0.73	0.47	2.01	104 (6)
R6	9.19	0.19	(0.16)	0.03	(0.23)	—	—	(0.23)	8.99	0.27	11	0.61	0.37	2.10	104 (6)
Y	9.14	0.18	(0.16)	0.02	(0.21)	—	—	(0.21)	8.95	0.18	2,030	0.71	0.47	2.04	104 (6)
F	9.13	0.20	(0.17)	0.03	(0.23)	—	—	(0.23)	8.93	0.30	206	0.61	0.37	2.23	104 (6)
For the Year Ended October 31, 2019
A	$ 9.08	$ 0.27	$ 0.40	$ 0.67	$ (0.55)	$ —	$ —	$ (0.55)	$ 9.20	7.95%	$ 83,998	1.06%	0.71%	3.00%	207%
C	9.08	0.23	0.38	0.61	(0.48)	—	—	(0.48)	9.21	7.14	39,757	1.85	1.45	2.57	207
I	9.07	0.36	0.34	0.70	(0.57)	—	—	(0.57)	9.20	8.16	26,433	0.86	0.61	3.99	207
R3	9.08	0.36	0.35	0.71	(0.58)	—	—	(0.58)	9.21	8.24	1,279	1.31	0.55	4.02	207
R4	9.08	0.38	0.33	0.71	(0.63)	—	—	(0.63)	9.16	8.35	349	1.05	0.54	4.16	207
R5	9.07	0.36	0.34	0.70	(0.60)	—	—	(0.60)	9.17	8.28	806	0.79	0.54	3.93	207
R6 (7)	8.93	0.21	0.27	0.48	(0.22)	—	—	(0.22)	9.19	5.42	11	0.75	0.48	3.43	207
Y	9.07	0.38	0.31	0.69	(0.62)	—	—	(0.62)	9.14	8.21	3,746	0.79	0.53	4.17	207
F	9.07	0.26	0.44	0.70	(0.64)	—	—	(0.64)	9.13	8.27	1,889	0.73	0.44	3.02	207
The Hartford Checks and Balances Fund
For the Year Ended October 31, 2023
A	$ 9.17	$ 0.15	$ 0.12	$ 0.27	$ (0.15)	$ (0.61)	$ —	$ (0.76)	$ 8.68	2.95%	$ 1,114,721	0.38%	0.38%	1.63%	9%
C	9.11	0.08	0.12	0.20	(0.08)	(0.61)	—	(0.69)	8.62	2.14	54,600	1.16	1.16	0.85	9
I	9.19	0.17	0.12	0.29	(0.17)	(0.61)	—	(0.78)	8.70	3.19	70,625	0.14	0.14	1.84	9
R3	9.13	0.11	0.12	0.23	(0.12)	(0.61)	—	(0.73)	8.63	2.46	8,621	0.76	0.75	1.26	9
R4	9.14	0.14	0.12	0.26	(0.15)	(0.61)	—	(0.76)	8.64	2.79	3,081	0.44	0.44	1.58	9
R5	9.01	0.16	0.12	0.28	(0.17)	(0.61)	—	(0.78)	8.51	3.12	1,225	0.16	0.16	1.85	9
F	9.18	0.19	0.12	0.31	(0.18)	(0.61)	—	(0.79)	8.70	3.41	5,835	0.04	0.04	2.08	9
For the Year Ended October 31, 2022
A	$ 11.34	$ 0.13	$ (1.60)	$ (1.47)	$ (0.28)	$ (0.42)	$ —	$ (0.70)	$ 9.17	(13.73)%	$ 1,204,237	0.38%	0.37%	1.25%	15%
C	11.26	0.05	(1.58)	(1.53)	(0.20)	(0.42)	—	(0.62)	9.11	(14.35)	73,444	1.15	1.15	0.46	15
I	11.36	0.15	(1.59)	(1.44)	(0.31)	(0.42)	—	(0.73)	9.19	(13.50)	75,930	0.14	0.14	1.48	15
R3	11.28	0.09	(1.57)	(1.48)	(0.25)	(0.42)	—	(0.67)	9.13	(13.94)	9,384	0.75	0.74	0.89	15
R4	11.29	0.12	(1.57)	(1.45)	(0.28)	(0.42)	—	(0.70)	9.14	(13.67)	3,055	0.44	0.44	1.18	15
R5	11.15	0.14	(1.55)	(1.41)	(0.31)	(0.42)	—	(0.73)	9.01	(13.49)	577	0.16	0.16	1.47	15
F	11.35	0.16	(1.59)	(1.43)	(0.32)	(0.42)	—	(0.74)	9.18	(13.42)	1,926	0.04	0.04	1.58	15
For the Year Ended October 31, 2021
A	$ 9.42	$ 0.11	$ 2.25	$ 2.36	$ (0.18)	$ (0.26)	$ —	$ (0.44)	$ 11.34	25.55%	$ 1,495,256	0.37%	0.37%	1.05%	8%
C	9.36	0.03	2.23	2.26	(0.10)	(0.26)	—	(0.36)	11.26	24.52	109,278	1.15	1.15	0.30	8
I	9.44	0.14	2.25	2.39	(0.21)	(0.26)	—	(0.47)	11.36	25.80	101,121	0.13	0.13	1.29	8
R3	9.38	0.07	2.23	2.30	(0.14)	(0.26)	—	(0.40)	11.28	24.94	11,046	0.75	0.75	0.68	8
R4	9.39	0.10	2.23	2.33	(0.17)	(0.26)	—	(0.43)	11.29	25.32	3,504	0.45	0.45	0.97	8
R5	9.28	0.13	2.21	2.34	(0.21)	(0.26)	—	(0.47)	11.15	25.69	669	0.15	0.15	1.25	8
F	9.43	0.15	2.25	2.40	(0.22)	(0.26)	—	(0.48)	11.35	25.93	2,533	0.04	0.04	1.39	8
The accompanying notes are an integral part of these financial statements.
112

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Checks and Balances Fund – (continued)
For the Year Ended October 31, 2020
A	$ 9.64	$ 0.14	$ 0.32	$ 0.46	$ (0.22)	$ (0.46)	$ —	$ (0.68)	$ 9.42	4.98%	$ 1,258,232	0.39%	0.39%	1.53%	14%
C	9.57	0.07	0.33	0.40	(0.15)	(0.46)	—	(0.61)	9.36	4.27	127,228	1.17	1.17	0.77	14
I	9.66	0.16	0.32	0.48	(0.24)	(0.46)	—	(0.70)	9.44	5.25	64,175	0.13	0.13	1.76	14
R3	9.60	0.11	0.32	0.43	(0.19)	(0.46)	—	(0.65)	9.38	4.62	12,010	0.75	0.75	1.22	14
R4	9.61	0.15	0.31	0.46	(0.22)	(0.46)	—	(0.68)	9.39	4.94	3,093	0.43	0.43	1.65	14
R5	9.50	0.16	0.32	0.48	(0.24)	(0.46)	—	(0.70)	9.28	5.31	369	0.16	0.16	1.71	14
F	9.66	0.16	0.32	0.48	(0.25)	(0.46)	—	(0.71)	9.43	5.23	2,083	0.05	0.05	1.77	14
For the Year Ended October 31, 2019
A	$ 9.36	$ 0.15	$ 1.01	$ 1.16	$ (0.32)	$ (0.56)	$ —	$ (0.88)	$ 9.64	13.95%	$ 1,311,955	0.39%	0.39%	1.63%	28%
C	9.29	0.08	1.00	1.08	(0.24)	(0.56)	—	(0.80)	9.57	13.06	166,663	1.16	1.16	0.85	28
I	9.37	0.17	1.03	1.20	(0.35)	(0.56)	—	(0.91)	9.66	14.36	66,574	0.13	0.13	1.89	28
R3	9.32	0.12	1.01	1.13	(0.29)	(0.56)	—	(0.85)	9.60	13.57	15,733	0.75	0.74	1.27	28
R4	9.33	0.15	1.01	1.16	(0.32)	(0.56)	—	(0.88)	9.61	13.92	5,847	0.43	0.43	1.58	28
R5	9.37	0.12	1.04	1.16	(0.47)	(0.56)	—	(1.03)	9.50	13.91	336	0.16	0.16	1.29	28
F	9.37	0.20	1.01	1.21	(0.36)	(0.56)	—	(0.92)	9.66	14.47	6,470	0.04	0.04	2.07	28
The Hartford Conservative Allocation Fund
For the Year Ended October 31, 2023
A	$ 9.80	$ 0.23	$ 0.04	$ 0.27	$ (0.21)	$ (0.04)	$ —	$ (0.25)	$ 9.82	2.72%	$ 80,253	0.63%	0.62%	2.25%	19%
C	9.70	0.15	0.05	0.20	(0.13)	(0.04)	—	(0.17)	9.73	2.07	5,145	1.41	1.41	1.46	19
I	9.82	0.25	0.05	0.30	(0.23)	(0.04)	—	(0.27)	9.85	3.08	1,918	0.37	0.37	2.51	19
R3	9.79	0.19	0.05	0.24	(0.18)	(0.04)	—	(0.22)	9.81	2.47	1,206	0.98	0.98	1.86	19
R4	9.79	0.22	0.04	0.26	(0.21)	(0.04)	—	(0.25)	9.80	2.67	518	0.68	0.68	2.17	19
R5	9.83	0.25	0.04	0.29	(0.24)	(0.04)	—	(0.28)	9.84	2.97	1,228	0.38	0.38	2.51	19
F	9.83	0.27	0.04	0.31	(0.24)	(0.04)	—	(0.28)	9.86	3.18	144	0.27	0.27	2.62	19
For the Year Ended October 31, 2022
A	$ 12.14	$ 0.22	$ (2.01)	$ (1.79)	$ (0.19)	$ (0.36)	$ —	$ (0.55)	$ 9.80	(15.43)%	$ 92,732	0.60%	0.59%	2.01%	50%
C	12.04	0.13	(2.01)	(1.88)	(0.10)	(0.36)	—	(0.46)	9.70	(16.20)	5,756	1.38	1.38	1.21	50
I	12.17	0.24	(2.01)	(1.77)	(0.22)	(0.36)	—	(0.58)	9.82	(15.26)	1,726	0.34	0.34	2.27	50
R3	12.15	0.18	(2.02)	(1.84)	(0.16)	(0.36)	—	(0.52)	9.79	(15.80)	1,554	0.96	0.96	1.68	50
R4	12.15	0.21	(2.01)	(1.80)	(0.20)	(0.36)	—	(0.56)	9.79	(15.55)	532	0.66	0.66	1.92	50
R5	12.19	0.24	(2.01)	(1.77)	(0.23)	(0.36)	—	(0.59)	9.83	(15.24)	1,187	0.36	0.36	2.25	50
F	12.18	0.26	(2.02)	(1.76)	(0.23)	(0.36)	—	(0.59)	9.83	(15.17)	142	0.24	0.24	2.37	50
For the Year Ended October 31, 2021
A	$ 10.99	$ 0.11	$ 1.21	$ 1.32	$ (0.17)	$ —	$ —	$ (0.17)	$ 12.14	12.13%	$ 123,369	0.58%	0.58%	0.89%	14%
C	10.90	0.02	1.21	1.23	(0.09)	—	—	(0.09)	12.04	11.29	8,208	1.37	1.37	0.14	14
I	11.01	0.14	1.22	1.36	(0.20)	—	—	(0.20)	12.17	12.48	2,188	0.32	0.32	1.14	14
R3	11.00	0.06	1.23	1.29	(0.14)	—	—	(0.14)	12.15	11.84	2,344	0.95	0.95	0.50	14
R4	11.00	0.10	1.23	1.33	(0.18)	—	—	(0.18)	12.15	12.17	684	0.64	0.64	0.87	14
R5	11.04	0.13	1.24	1.37	(0.22)	—	—	(0.22)	12.19	12.47	1,452	0.35	0.35	1.13	14
F	11.03	0.16	1.21	1.37	(0.22)	—	—	(0.22)	12.18	12.48	169	0.23	0.23	1.31	14
The accompanying notes are an integral part of these financial statements.
113

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Conservative Allocation Fund – (continued)
For the Year Ended October 31, 2020
A	$ 10.83	$ 0.17	$ 0.26	$ 0.43	$ (0.27)	$ —	$ —	$ (0.27)	$ 10.99	4.04%	$ 110,425	0.59%	0.59%	1.55%	45%
C	10.71	0.09	0.26	0.35	(0.16)	—	—	(0.16)	10.90	3.25	11,131	1.38	1.38	0.83	45
I	10.85	0.18	0.28	0.46	(0.30)	—	—	(0.30)	11.01	4.28	1,862	0.36	0.36	1.66	45
R3	10.83	0.13	0.26	0.39	(0.22)	—	—	(0.22)	11.00	3.61	2,742	0.95	0.94	1.25	45
R4	10.84	0.19	0.23	0.42	(0.26)	—	—	(0.26)	11.00	3.95	1,108	0.65	0.64	1.75	45
R5	10.88	0.21	0.25	0.46	(0.30)	—	—	(0.30)	11.04	4.27	1,477	0.35	0.34	1.91	45
F	10.86	0.20	0.28	0.48	(0.31)	—	—	(0.31)	11.03	4.47	12	0.23	0.23	1.89	45
For the Year Ended October 31, 2019
A	$ 10.23	$ 0.31	$ 0.60	$ 0.91	$ (0.31)	$ —	$ —	$ (0.31)	$ 10.83	9.28%	$ 105,569	0.60%	0.59%	3.02%	38%
C	10.05	0.22	0.62	0.84	(0.18)	—	—	(0.18)	10.71	8.41	14,947	1.36	1.36	2.15	38
I	10.25	0.38	0.55	0.93	(0.33)	—	—	(0.33)	10.85	9.49	1,253	0.34	0.34	3.63	38
R3	10.21	0.29	0.59	0.88	(0.26)	—	—	(0.26)	10.83	8.89	3,481	0.95	0.93	2.81	38
R4	10.24	0.32	0.59	0.91	(0.31)	—	—	(0.31)	10.84	9.22	2,094	0.65	0.63	3.06	38
R5	10.28	0.34	0.60	0.94	(0.34)	—	—	(0.34)	10.88	9.56	2,013	0.35	0.33	3.28	38
F	10.26	0.31	0.64	0.95	(0.35)	—	—	(0.35)	10.86	9.62	12	0.24	0.24	2.98	38
The Hartford Growth Allocation Fund
For the Year Ended October 31, 2023
A	$ 11.99	$ 0.18	$ 0.41	$ 0.59	$ (0.24)	$ (0.52)	$ —	$ (0.76)	$ 11.82	5.04%	$ 434,170	0.54%	0.54%	1.47%	25%
C	11.90	0.08	0.40	0.48	(0.12)	(0.52)	—	(0.64)	11.74	4.14	15,381	1.37	1.37	0.67	25
I	11.93	0.21	0.40	0.61	(0.27)	(0.52)	—	(0.79)	11.75	5.30	8,516	0.26	0.26	1.76	25
R3	11.65	0.13	0.40	0.53	(0.20)	(0.52)	—	(0.72)	11.46	4.67	5,663	0.87	0.87	1.13	25
R4	11.93	0.18	0.40	0.58	(0.22)	(0.52)	—	(0.74)	11.77	5.05	1,775	0.58	0.58	1.52	25
R5	12.03	0.21	0.40	0.61	(0.27)	(0.52)	—	(0.79)	11.85	5.24	3,936	0.26	0.26	1.74	25
F	11.94	0.22	0.40	0.62	(0.28)	(0.52)	—	(0.80)	11.76	5.40	648	0.16	0.16	1.84	25
For the Year Ended October 31, 2022
A	$ 15.72	$ 0.26	$ (2.85)	$ (2.59)	$ (0.30)	$ (0.84)	$ —	$ (1.14)	$ 11.99	(17.73)%	$ 450,709	0.53%	0.53%	1.95%	45%
C	15.58	0.15	(2.84)	(2.69)	(0.15)	(0.84)	—	(0.99)	11.90	(18.38)	18,666	1.35	1.35	1.12	45
I	15.63	0.30	(2.83)	(2.53)	(0.33)	(0.84)	—	(1.17)	11.93	(17.44)	8,972	0.25	0.25	2.21	45
R3	15.31	0.21	(2.78)	(2.57)	(0.25)	(0.84)	—	(1.09)	11.65	(18.00)	5,693	0.87	0.87	1.61	45
R4	15.64	0.26	(2.84)	(2.58)	(0.29)	(0.84)	—	(1.13)	11.93	(17.72)	2,087	0.57	0.57	1.92	45
R5	15.75	0.30	(2.85)	(2.55)	(0.33)	(0.84)	—	(1.17)	12.03	(17.42)	3,678	0.27	0.27	2.23	45
F	15.65	0.33	(2.85)	(2.52)	(0.35)	(0.84)	—	(1.19)	11.94	(17.38)	521	0.16	0.16	2.42	45
For the Year Ended October 31, 2021
A	$ 12.75	$ 0.11	$ 3.42	$ 3.53	$ (0.19)	$ (0.37)	$ —	$ (0.56)	$ 15.72	28.32%	$ 591,999	0.53%	0.52%	0.76%	14%
C	12.64	(0.00) (5)	3.39	3.39	(0.08)	(0.37)	—	(0.45)	15.58	27.24	29,186	1.33	1.33	0.03	14
I	12.69	0.15	3.39	3.54	(0.23)	(0.37)	—	(0.60)	15.63	28.57	11,997	0.29	0.29	0.99	14
R3	12.44	0.06	3.33	3.39	(0.15)	(0.37)	—	(0.52)	15.31	27.85	6,848	0.87	0.87	0.42	14
R4	12.69	0.10	3.40	3.50	(0.18)	(0.37)	—	(0.55)	15.64	28.17	3,069	0.57	0.57	0.71	14
R5	12.78	0.16	3.41	3.57	(0.23)	(0.37)	—	(0.60)	15.75	28.58	4,796	0.26	0.26	1.05	14
F	12.70	0.15	3.41	3.56	(0.24)	(0.37)	—	(0.61)	15.65	28.74	828	0.15	0.15	1.02	14
The accompanying notes are an integral part of these financial statements.
114

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Growth Allocation Fund – (continued)
For the Year Ended October 31, 2020
A	$ 12.81	$ 0.15	$ 0.35	$ 0.50	$ (0.19)	$ (0.37)	$ —	$ (0.56)	$ 12.75	3.90%	$ 491,747	0.56%	0.56%	1.21%	19%
C	12.69	0.06	0.34	0.40	(0.08)	(0.37)	—	(0.45)	12.64	3.10	37,446	1.35	1.35	0.47	19
I	12.75	0.19	0.35	0.54	(0.23)	(0.37)	—	(0.60)	12.69	4.23	9,024	0.25	0.25	1.56	19
R3	12.48	0.12	0.34	0.46	(0.13)	(0.37)	—	(0.50)	12.44	3.64	5,649	0.87	0.87	0.96	19
R4	12.74	0.20	0.30	0.50	(0.18)	(0.37)	—	(0.55)	12.69	3.92	2,563	0.55	0.55	1.62	19
R5	12.83	0.19	0.36	0.55	(0.23)	(0.37)	—	(0.60)	12.78	4.26	5,067	0.27	0.27	1.51	19
F	12.76	0.19	0.36	0.55	(0.24)	(0.37)	—	(0.61)	12.70	4.31	334	0.16	0.16	1.53	19
For the Year Ended October 31, 2019
A	$ 12.07	$ 0.23	$ 0.94	$ 1.17	$ (0.29)	$ (0.14)	$ —	$ (0.43)	$ 12.81	10.25%	$ 522,271	0.55%	0.54%	1.90%	25%
C	11.83	0.15	0.92	1.07	(0.07)	(0.14)	—	(0.21)	12.69	9.33	50,463	1.33	1.32	1.22	25
I	12.02	0.26	0.93	1.19	(0.32)	(0.14)	—	(0.46)	12.75	10.54	11,245	0.24	0.24	2.16	25
R3	11.77	0.21	0.88	1.09	(0.24)	(0.14)	—	(0.38)	12.48	9.81	6,921	0.86	0.86	1.74	25
R4	12.00	0.24	0.91	1.15	(0.27)	(0.14)	—	(0.41)	12.74	10.15	5,657	0.57	0.57	2.01	25
R5	12.10	0.27	0.92	1.19	(0.32)	(0.14)	—	(0.46)	12.83	10.44	5,692	0.25	0.25	2.22	25
F	12.03	0.22	0.98	1.20	(0.33)	(0.14)	—	(0.47)	12.76	10.65	252	0.15	0.15	1.77	25
Hartford Moderate Allocation Fund
For the Year Ended October 31, 2023
A	$ 10.81	$ 0.21	$ 0.23	$ 0.44	$ (0.22)	$ (0.30)	$ —	$ (0.52)	$ 10.73	4.13%	$ 252,142	0.54%	0.54%	1.87%	22%
C	10.71	0.12	0.23	0.35	(0.11)	(0.30)	—	(0.41)	10.65	3.31	8,075	1.36	1.35	1.06	22
I	10.87	0.24	0.23	0.47	(0.25)	(0.30)	—	(0.55)	10.79	4.41	7,218	0.27	0.27	2.13	22
R3	10.61	0.17	0.22	0.39	(0.17)	(0.30)	—	(0.47)	10.53	3.78	9,159	0.88	0.88	1.54	22
R4	10.83	0.21	0.22	0.43	(0.21)	(0.30)	—	(0.51)	10.75	4.03	2,435	0.58	0.58	1.85	22
R5	10.87	0.24	0.24	0.48	(0.25)	(0.30)	—	(0.55)	10.80	4.49	7,032	0.28	0.28	2.14	22
F	10.87	0.25	0.23	0.48	(0.26)	(0.30)	—	(0.56)	10.79	4.52	474	0.18	0.18	2.23	22
For the Year Ended October 31, 2022
A	$ 13.86	$ 0.24	$ (2.43)	$ (2.19)	$ (0.24)	$ (0.62)	$ —	$ (0.86)	$ 10.81	(16.82)%	$ 275,568	0.53%	0.53%	1.97%	50%
C	13.69	0.14	(2.41)	(2.27)	(0.09)	(0.62)	—	(0.71)	10.71	(17.50)	9,847	1.34	1.34	1.13	50
I	13.93	0.28	(2.44)	(2.16)	(0.28)	(0.62)	—	(0.90)	10.87	(16.59)	8,541	0.26	0.26	2.28	50
R3	13.63	0.19	(2.39)	(2.20)	(0.20)	(0.62)	—	(0.82)	10.61	(17.15)	12,335	0.88	0.88	1.61	50
R4	13.89	0.23	(2.43)	(2.20)	(0.24)	(0.62)	—	(0.86)	10.83	(16.90)	2,582	0.59	0.59	1.89	50
R5	13.94	0.26	(2.43)	(2.17)	(0.28)	(0.62)	—	(0.90)	10.87	(16.65)	6,667	0.28	0.28	2.17	50
F	13.94	0.28	(2.44)	(2.16)	(0.29)	(0.62)	—	(0.91)	10.87	(16.58)	486	0.17	0.17	2.35	50
For the Year Ended October 31, 2021
A	$ 11.91	$ 0.11	$ 2.32	$ 2.43	$ (0.19)	$ (0.29)	$ —	$ (0.48)	$ 13.86	20.72%	$ 365,226	0.52%	0.52%	0.85%	14%
C	11.77	0.02	2.27	2.29	(0.08)	(0.29)	—	(0.37)	13.69	19.70	16,605	1.31	1.31	0.14	14
I	11.97	0.15	2.32	2.47	(0.22)	(0.29)	—	(0.51)	13.93	21.01	11,018	0.26	0.26	1.12	14
R3	11.72	0.06	2.28	2.34	(0.14)	(0.29)	—	(0.43)	13.63	20.27	15,765	0.87	0.87	0.48	14
R4	11.94	0.11	2.31	2.42	(0.18)	(0.29)	—	(0.47)	13.89	20.63	3,307	0.58	0.58	0.80	14
R5	11.98	0.14	2.33	2.47	(0.22)	(0.29)	—	(0.51)	13.94	20.97	7,685	0.27	0.27	1.07	14
F	11.98	0.16	2.32	2.48	(0.23)	(0.29)	—	(0.52)	13.94	21.09	555	0.17	0.17	1.20	14
The accompanying notes are an integral part of these financial statements.
115

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Moderate Allocation Fund – (continued)
For the Year Ended October 31, 2020
A	$ 11.87	$ 0.16	$ 0.30	$ 0.46	$ (0.24)	$ (0.18)	$ —	$ (0.42)	$ 11.91	3.87%	$ 314,358	0.54%	0.54%	1.41%	27%
C	11.72	0.08	0.28	0.36	(0.13)	(0.18)	—	(0.31)	11.77	3.08	26,485	1.33	1.33	0.69	27
I	11.93	0.20	0.29	0.49	(0.27)	(0.18)	—	(0.45)	11.97	4.15	9,115	0.25	0.25	1.70	27
R3	11.67	0.12	0.30	0.42	(0.19)	(0.18)	—	(0.37)	11.72	3.58	13,491	0.87	0.87	1.08	27
R4	11.86	0.16	0.30	0.46	(0.20)	(0.18)	—	(0.38)	11.94	3.90	3,503	0.53	0.53	1.38	27
R5	11.94	0.20	0.29	0.49	(0.27)	(0.18)	—	(0.45)	11.98	4.14	5,520	0.28	0.28	1.74	27
F	11.93	0.20	0.31	0.51	(0.28)	(0.18)	—	(0.46)	11.98	4.32	347	0.17	0.17	1.75	27
For the Year Ended October 31, 2019
A	$ 11.80	$ 0.28	$ 0.74	$ 1.02	$ (0.31)	$ (0.64)	$ —	$ (0.95)	$ 11.87	9.72%	$ 328,639	0.54%	0.53%	2.46%	25%
C	11.54	0.20	0.74	0.94	(0.12)	(0.64)	—	(0.76)	11.72	8.96	35,454	1.31	1.30	1.79	25
I	11.85	0.33	0.73	1.06	(0.34)	(0.64)	—	(0.98)	11.93	10.08	9,817	0.25	0.25	2.85	25
R3	11.60	0.25	0.72	0.97	(0.26)	(0.64)	—	(0.90)	11.67	9.38	14,880	0.87	0.87	2.19	25
R4	11.79	0.31	0.70	1.01	(0.30)	(0.64)	—	(0.94)	11.86	9.65	3,325	0.58	0.58	2.73	25
R5	11.85	0.30	0.76	1.06	(0.33)	(0.64)	—	(0.97)	11.94	10.11	5,788	0.26	0.26	2.63	25
F	11.86	0.21	0.85	1.06	(0.35)	(0.64)	—	(0.99)	11.93	10.08	252	0.17	0.17	1.81	25
Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2023
A	$ 17.38	$ 0.72	$ 0.16	$ 0.88	$ (0.91)	$ —	$ (0.03)	$ (0.94)	$ 17.32	5.05%	$ 449,939	1.04%	1.04%	4.00%	65% (8)
C	17.46	0.59	0.17	0.76	(0.77)	—	(0.02)	(0.79)	17.43	4.30	24,323	1.78	1.78	3.23	65 (8)
I	17.34	0.77	0.16	0.93	(0.97)	—	(0.03)	(1.00)	17.27	5.36	50,602	0.74	0.74	4.28	65 (8)
R3	17.68	0.68	0.16	0.84	(0.85)	—	(0.03)	(0.88)	17.64	4.71	629	1.37	1.33	3.71	65 (8)
R4	17.71	0.73	0.16	0.89	(0.90)	—	(0.03)	(0.93)	17.67	5.01	491	1.07	1.07	3.97	65 (8)
R5	17.70	0.78	0.17	0.95	(0.97)	—	(0.03)	(1.00)	17.65	5.32	83	0.77	0.77	4.27	65 (8)
R6	17.70	0.80	0.17	0.97	(0.99)	—	(0.03)	(1.02)	17.65	5.46	296	0.65	0.65	4.37	65 (8)
Y	17.72	0.79	0.15	0.94	(0.97)	—	(0.03)	(1.00)	17.66	5.28	3,929	0.76	0.76	4.28	65 (8)
F	17.33	0.79	0.15	0.94	(0.99)	—	(0.03)	(1.02)	17.25	5.41	55,821	0.65	0.65	4.38	65 (8)
For the Year Ended October 31, 2022
A	$ 21.77	$ 0.55	$ (3.44)	$ (2.89)	$ (0.60)	$ (0.90)	$ —	$ (1.50)	$ 17.38	(14.00)%	$ 477,899	1.02%	1.02%	2.87%	59% (8)
C	21.85	0.41	(3.46)	(3.05)	(0.44)	(0.90)	—	(1.34)	17.46	(14.67)	35,188	1.75	1.75	2.10	59 (8)
I	21.74	0.61	(3.45)	(2.84)	(0.66)	(0.90)	—	(1.56)	17.34	(13.79)	63,158	0.72	0.72	3.13	59 (8)
R3	22.11	0.50	(3.50)	(3.00)	(0.53)	(0.90)	—	(1.43)	17.68	(14.27)	571	1.35	1.33	2.53	59 (8)
R4	22.16	0.55	(3.51)	(2.96)	(0.59)	(0.90)	—	(1.49)	17.71	(14.08)	702	1.05	1.05	2.82	59 (8)
R5	22.15	0.62	(3.51)	(2.89)	(0.66)	(0.90)	—	(1.56)	17.70	(13.79)	83	0.75	0.75	3.13	59 (8)
R6	22.15	0.64	(3.51)	(2.87)	(0.68)	(0.90)	—	(1.58)	17.70	(13.68)	310	0.64	0.64	3.27	59 (8)
Y	22.17	0.60	(3.49)	(2.89)	(0.66)	(0.90)	—	(1.56)	17.72	(13.78)	4,179	0.74	0.74	3.05	59 (8)
F	21.72	0.63	(3.44)	(2.81)	(0.68)	(0.90)	—	(1.58)	17.33	(13.67)	64,831	0.64	0.64	3.25	59 (8)
For the Year Ended October 31, 2021
A	$ 19.61	$ 0.58	$ 2.15	$ 2.73	$ (0.57)	$ —	$ —	$ (0.57)	$ 21.77	14.01%	$ 622,085	1.01%	1.00%	2.69%	63% (8)
C	19.65	0.41	2.18	2.59	(0.39)	—	—	(0.39)	21.85	13.23	59,640	1.73	1.73	1.93	63 (8)
I	19.58	0.64	2.16	2.80	(0.64)	—	—	(0.64)	21.74	14.41	99,967	0.70	0.70	2.99	63 (8)
R3	19.89	0.52	2.20	2.72	(0.50)	—	—	(0.50)	22.11	13.75	1,044	1.34	1.26	2.39	63 (8)
R4	19.95	0.59	2.19	2.78	(0.57)	—	—	(0.57)	22.16	13.99	971	1.04	1.04	2.69	63 (8)
R5	19.94	0.64	2.20	2.84	(0.63)	—	—	(0.63)	22.15	14.35	154	0.74	0.74	2.95	63 (8)
R6	19.95	0.67	2.19	2.86	(0.66)	—	—	(0.66)	22.15	14.44	342	0.63	0.63	3.07	63 (8)
Y	19.96	0.64	2.21	2.85	(0.64)	—	—	(0.64)	22.17	14.35	7,238	0.73	0.73	2.95	63 (8)
F	19.57	0.65	2.16	2.81	(0.66)	—	—	(0.66)	21.72	14.47	84,040	0.63	0.63	3.06	63 (8)
The accompanying notes are an integral part of these financial statements.
116

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Multi-Asset Income Fund – (continued)
For the Year Ended October 31, 2020
A	$ 23.33	$ 0.67	$ (0.66)	$ 0.01	$ (0.74)	$ (2.99)	$ —	$ (3.73)	$ 19.61	(0.04)%	$ 589,745	1.03%	1.03%	3.35%	86% (8)
C	23.36	0.53	(0.67)	(0.14)	(0.58)	(2.99)	—	(3.57)	19.65	(0.83)	77,719	1.75	1.75	2.63	86 (8)
I	23.32	0.74	(0.67)	0.07	(0.82)	(2.99)	—	(3.81)	19.58	0.19	98,762	0.70	0.70	3.67	86 (8)
R3	23.61	4.32	(4.37)	(0.05)	(0.68)	(2.99)	—	(3.67)	19.89	(0.36)	1,203	1.35	1.27	3.13	86 (8)
R4	23.67	0.38	(0.38)	0.00 (5)	(0.73)	(2.99)	—	(3.72)	19.95	(0.13)	527	1.05	1.05	3.37	86 (8)
R5	23.67	0.26	(0.20)	0.06	(0.80)	(2.99)	—	(3.79)	19.94	0.18	141	0.75	0.75	3.66	86 (8)
R6	23.68	0.59	(0.50)	0.09	(0.83)	(2.99)	—	(3.82)	19.95	0.33	306	0.64	0.64	3.70	86 (8)
Y	23.69	0.75	(0.67)	0.08	(0.82)	(2.99)	—	(3.81)	19.96	0.23	10,812	0.74	0.70	3.66	86 (8)
F	23.31	0.75	(0.67)	0.08	(0.83)	(2.99)	—	(3.82)	19.57	0.26	83,111	0.64	0.64	3.74	86 (8)
For the Year Ended October 31, 2019
A	$ 23.62	$ 0.65	$ 1.23	$ 1.88	$ (0.77)	$ (1.40)	$ —	$ (2.17)	$ 23.33	8.81%	$ 666,684	1.02%	1.01%	2.85%	83%
C	23.61	0.48	1.24	1.72	(0.57)	(1.40)	—	(1.97)	23.36	8.08	106,874	1.73	1.73	2.11	83
I	23.61	0.75	1.21	1.96	(0.85)	(1.40)	—	(2.25)	23.32	9.21	104,284	0.69	0.69	3.27	83
R3	23.86	0.59	1.25	1.84	(0.69)	(1.40)	—	(2.09)	23.61	8.56	1,843	1.35	1.29	2.56	83
R4	23.91	0.59	1.32	1.91	(0.75)	(1.40)	—	(2.15)	23.67	8.84	1,301	1.04	1.04	2.55	83
R5	23.94	0.80	1.17	1.97	(0.84)	(1.40)	—	(2.24)	23.67	9.13	349	0.74	0.74	3.42	83
R6	23.95	0.70	1.30	2.00	(0.87)	(1.40)	—	(2.27)	23.68	9.24	131	0.63	0.63	3.02	83
Y	23.95	0.74	1.25	1.99	(0.85)	(1.40)	—	(2.25)	23.69	9.21	13,185	0.70	0.68	3.19	83
F	23.61	0.74	1.22	1.96	(0.86)	(1.40)	—	(2.26)	23.31	9.29	97,529	0.62	0.62	3.23	83
Hartford Real Asset Fund (Consolidated)
For the Year Ended October 31, 2023
A	$ 8.38	$ 0.27	$ 0.28	$ 0.55	$ (0.40)	$ —	$ —	$ (0.40)	$ 8.53	6.65%	$ 26,304	1.50%	1.25%	3.06%	171%
C	8.18	0.19	0.28	0.47	(0.39)	—	—	(0.39)	8.26	5.83	1,759	2.25	2.00	2.31	171
I	8.38	0.28	0.29	0.57	(0.40)	—	—	(0.40)	8.55	6.93	25,030	1.22	1.00	3.26	171
R3	8.43	0.25	0.29	0.54	(0.40)	—	—	(0.40)	8.57	6.45	144	1.83	1.50	2.88	171
R4	8.42	0.27	0.28	0.55	(0.40)	—	—	(0.40)	8.57	6.62	23	1.53	1.20	3.14	171
R5	8.31	0.29	0.28	0.57	(0.40)	—	—	(0.40)	8.48	6.99	304	1.23	0.95	3.42	171
R6	8.37	0.30	0.28	0.58	(0.40)	—	—	(0.40)	8.55	7.07	18	1.12	0.90	3.49	171
Y	8.37	0.29	0.29	0.58	(0.40)	—	—	(0.40)	8.55	7.07	42,085	1.21	0.90	3.38	171
F	8.38	0.29	0.28	0.57	(0.40)	—	—	(0.40)	8.55	6.94	24,451	1.12	0.90	3.34	171
For the Year Ended October 31, 2022
A	$ 10.41	$ 0.29	$ (0.64)	$ (0.35)	$ (1.26)	$ (0.42)	$ —	$ (1.68)	$ 8.38	(4.05)%	$ 30,352	1.48%	1.25%	3.21%	206%
C	10.20	0.22	(0.64)	(0.42)	(1.18)	(0.42)	—	(1.60)	8.18	(4.84)	2,180	2.27	2.00	2.61	206
I	10.42	0.32	(0.66)	(0.34)	(1.28)	(0.42)	—	(1.70)	8.38	(3.89)	50,840	1.19	1.00	3.57	206
R3	10.47	0.26	(0.65)	(0.39)	(1.23)	(0.42)	—	(1.65)	8.43	(4.40)	109	1.81	1.50	2.81	206
R4	10.46	0.30	(0.66)	(0.36)	(1.26)	(0.42)	—	(1.68)	8.42	(4.08)	21	1.51	1.20	3.34	206
R5	10.35	0.30	(0.63)	(0.33)	(1.29)	(0.42)	—	(1.71)	8.31	(3.86)	270	1.21	0.95	3.36	206
R6 (9)	9.11	0.23	(0.97) (10)	(0.74)	—	—	—	—	8.37	(8.13) (11)	9	1.08 (12)	0.90 (12)	3.97 (12)	206
Y	10.41	0.32	(0.65)	(0.33)	(1.29)	(0.42)	—	(1.71)	8.37	(3.79)	46,879	1.20	0.90	3.55	206
F	10.42	0.33	(0.66)	(0.33)	(1.29)	(0.42)	—	(1.71)	8.38	(3.78)	21,693	1.09	0.90	3.74	206
The accompanying notes are an integral part of these financial statements.
117

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Real Asset Fund (Consolidated) – (continued)
For the Year Ended October 31, 2021
A	$ 7.76	$ 0.20	$ 2.69	$ 2.89	$ (0.24)	$ —	$ —	$ (0.24)	$ 10.41	37.82%	$ 18,783	1.54%	1.25%	2.11%	202% (13)
C	7.60	0.09	2.68	2.77	(0.17)	—	—	(0.17)	10.20	36.89	659	2.36	2.00	1.01	202 (13)
I	7.76	0.22	2.70	2.92	(0.26)	—	—	(0.26)	10.42	38.30	17,266	1.20	0.99	2.31	202 (13)
R3	7.80	0.17	2.71	2.88	(0.21)	—	—	(0.21)	10.47	37.54	120	1.83	1.50	1.83	202 (13)
R4	7.79	0.19	2.72	2.91	(0.24)	—	—	(0.24)	10.46	38.00	13	1.53	1.20	2.03	202 (13)
R5	7.71	0.23	2.67	2.90	(0.26)	—	—	(0.26)	10.35	38.36	310	1.23	0.95	2.41	202 (13)
Y	7.76	0.23	2.69	2.92	(0.27)	—	—	(0.27)	10.41	38.31	60,539	1.20	0.90	2.45	202 (13)
F	7.76	0.20	2.73	2.93	(0.27)	—	—	(0.27)	10.42	38.45	2,226	1.11	0.90	2.20	202 (13)
For the Year Ended October 31, 2020
A	$ 8.84	$ 0.13	$ (0.97)	$ (0.84)	$ (0.24)	$ —	$ —	$ (0.24)	$ 7.76	(9.85)%	$ 11,732	1.54%	1.25%	1.58%	316% (13)
C	8.64	0.07	(0.95)	(0.88)	(0.16)	—	—	(0.16)	7.60	(10.44)	1,732	2.32	2.00	0.84	316 (13)
I	8.83	0.16	(0.96)	(0.80)	(0.27)	—	—	(0.27)	7.76	(9.50)	13,318	1.15	0.98	1.92	316 (13)
R3	8.88	0.11	(0.97)	(0.86)	(0.22)	—	—	(0.22)	7.80	(10.03)	82	1.79	1.50	1.31	316 (13)
R4	8.86	0.14	(0.98)	(0.84)	(0.23)	—	—	(0.23)	7.79	(9.82)	22	1.48	1.20	1.70	316 (13)
R5	8.78	0.14	(0.95)	(0.81)	(0.26)	—	—	(0.26)	7.71	(9.59)	115	1.19	0.95	1.85	316 (13)
Y	8.84	0.16	(0.96)	(0.80)	(0.28)	—	—	(0.28)	7.76	(9.48)	46,915	1.14	0.90	1.95	316 (13)
F	8.83	0.16	(0.95)	(0.79)	(0.28)	—	—	(0.28)	7.76	(9.43)	72,321	1.07	0.90	1.99	316 (13)
For the Year Ended October 31, 2019
A	$ 9.00	$ 0.20	$ (0.19)	$ 0.01	$ (0.17)	$ —	$ —	$ (0.17)	$ 8.84	0.27%	$ 14,360	1.51%	1.25%	2.32%	201%
C	8.78	0.13	(0.18)	(0.05)	(0.09)	—	—	(0.09)	8.64	(0.49)	3,038	2.29	2.00	1.53	201
I	9.00	0.23	(0.20)	0.03	(0.20)	—	—	(0.20)	8.83	0.47	38,226	1.16	0.99	2.63	201
R3	9.04	0.18	(0.19)	(0.01)	(0.15)	—	—	(0.15)	8.88	0.02	70	1.80	1.50	2.01	201
R4	9.02	0.20	(0.19)	0.01	(0.17)	—	—	(0.17)	8.86	0.27	59	1.49	1.20	2.29	201
R5	9.01	0.23	(0.20)	0.03	(0.26)	—	—	(0.26)	8.78	0.54	39	1.19	0.95	2.59	201
Y	9.00	0.24	(0.19)	0.05	(0.21)	—	—	(0.21)	8.84	0.67	96,453	1.14	0.90	2.68	201
F	9.00	0.24	(0.20)	0.04	(0.21)	—	—	(0.21)	8.83	0.55	110,993	1.08	0.90	2.67	201

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Per share amount is less than $0.005.
(6)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 204%.
(7)	Commenced operations on February 28, 2019.
(8)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 70%, 62%, 63% and 91% for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(9)	Commenced operations on February 28, 2022.
(10)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(11)	Not annualized.
(12)	Annualized.
(13)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 202% and 319% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
The accompanying notes are an integral part of these financial statements.
118

Hartford Multi-Strategy Funds
 Notes to Financial Statements
 October 31, 2023

1.	Organization:
The Hartford Mutual Funds, Inc. (the "Company") is an open-end registered management investment company comprised of thirty-seven series, as of October 31, 2023. Financial statements for the series of the Company listed below (each a "Fund" and collectively, the "Funds") are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Balanced Income Fund (the "Balanced Income Fund")
Hartford AARP Balanced Retirement Fund (the "Balanced Retirement Fund")
The Hartford Checks and Balances Fund (the "Checks and Balances Fund")
The Hartford Conservative Allocation Fund (the "Conservative Allocation Fund")
The Hartford Growth Allocation Fund (the "Growth Allocation Fund")
Hartford Moderate Allocation Fund (the "Moderate Allocation Fund")
Hartford Multi-Asset Income Fund (the "Multi-Asset Income Fund")
Hartford Real Asset Fund (the "Real Asset Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class F shares. Each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, has registered for sale Class R6 and Class Y shares. Class A shares of each Fund, except Balanced Retirement Fund, are sold with a front-end sales charge of up to 5.50%. Balanced Retirement Fund's Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Classes A, C, I, R3, and R4 of the Balanced Retirement Fund are closed to new investors, subject to certain exceptions set forth in the Balanced Retirement Fund's prospectus.
Each of the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund invested in affiliated mutual funds and affiliated exchange-traded funds ("Affiliated Investment Companies" or "Underlying Funds") during the year ended October 31, 2023. Each of the Growth Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund are referred to as the "Asset Allocation Funds."
Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") serves as the investment manager to each Fund.
The Investment Manager and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. ("AARP") under which AARP receives a royalty from the Investment Manager out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by the Investment Manager, an investment adviser registered with the SEC, and distributed by Hartford Funds Distributors, LLC, a broker-dealer registered with the SEC and an affiliate of the Investment Manager. The Investment Manager and its affiliates are not affiliated with AARP and its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse the Investment Manager or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the
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Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of each Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
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U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
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A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of each Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each of Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of each of Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund and Real Asset Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of each of Balanced Retirement Fund and Multi-Asset Income Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.
Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and
Reclassification of Capital Accounts notes).
h)	Basis for Consolidation – The Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Real Asset Fund (the "Subsidiary"). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.
3.	Securities and Other Investments:
The following sets forth a description of securities and other investments for each Fund, except the Asset Allocation Funds and the Checks and Balances Fund.
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they
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are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2023.
A Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although each Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, each Fund realizes a gain or loss. In a TBA roll transaction, each Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of October 31, 2023.
c)	Senior Floating Rate Interests – A Fund may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2023.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2023.
e)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2023.
f)	Equity Linked Securities – A Fund may invest in equity linked securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion.
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Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity. Since equity linked securities are in note form, equity linked securities are also subject to certain debt securities risks. Investments in equity linked securities are also subject to liquidity risk, which may make equity linked securities difficult to sell and value. See each Fund's Schedule of Investments, if applicable, for equity linked securities as of October 31, 2023.
g)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2023.
4.	Financial Derivative Instruments:
The following disclosures contain information on the derivative instruments used by each of Balanced Income Fund, Balanced Retirement Fund, Multi-Asset Income Fund and Real Asset Fund during the period, the credit-risk-related contingent features in certain derivative instruments, and how such derivative instruments affect the financial position and results of operations of the applicable Fund. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2023, each of Balanced Income Fund, Balanced Retirement Fund, Multi-Asset Income Fund and Real Asset Fund had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2023, each of Balanced Income Fund, Balanced Retirement Fund, Multi-Asset Income Fund and Real Asset Fund had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date.
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Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange ("exchange-traded options"). A Fund may write (sell) covered call and put options on futures, swaps ("swaptions"), securities, commodities or currencies. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended October 31, 2023, each of Balanced Retirement Fund and Multi-Asset Income Fund had used Options Contracts.
d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
125

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended October 31, 2023, the Balanced Income Fund had used Credit Default Swap Contracts.
e)	Additional Derivative Instrument Information:
Balanced Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 6,430,630	$ —	$ —	$ —	$ —	$ 6,430,630
Unrealized appreciation on foreign currency contracts	—	499,284	—	—	—	499,284
Unrealized appreciation on swap contracts(2)	—	—	517,338	—	—	517,338
Total	$ 6,430,630	$ 499,284	$ 517,338	$ —	$ —	$ 7,447,252
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 19,052,100	$ —	$ —	$ —	$ —	$ 19,052,100
Unrealized depreciation on foreign currency contracts	—	292,419	—	—	—	292,419
Total	$ 19,052,100	$ 292,419	$ —	$ —	$ —	$ 19,344,519

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

126

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Balanced Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (14,084,498)	$ —	$ —	$ —	$ —	$ (14,084,498)
Net realized gain (loss) on swap contracts	—	—	3,684,273	—	—	3,684,273
Net realized gain (loss) on foreign currency contracts	—	(2,608,013)	—	—	—	(2,608,013)
Total	$ (14,084,498)	$ (2,608,013)	$ 3,684,273	$ —	$ —	$ (13,008,238)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (5,477,250)	$ —	$ —	$ —	$ —	$ (5,477,250)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	711,416	—	—	711,416
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(496,523)	—	—	—	(496,523)
Total	$ (5,477,250)	$ (496,523)	$ 711,416	$ —	$ —	$ (5,262,357)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	4,428
Futures Contracts Number of Short Contracts	(5,291)
Swap Contracts at Notional Amount	$ 256,012,479
Foreign Currency Contracts Purchased at Contract Amount	$ 12,454,310
Foreign Currency Contracts Sold at Contract Amount	$ 62,154,756
Balanced Retirement Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ —	$ —	$ 67,083	$ —	$ 67,083
Total	$ —	$ —	$ —	$ 67,083	$ —	$ 67,083
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 271,358	$ —	$ —	$ —	$ —	$ 271,358
Unrealized depreciation on foreign currency contracts	—	21,888	—	—	—	21,888
Total	$ 271,358	$ 21,888	$ —	$ —	$ —	$ 293,246

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

127

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Balanced Retirement Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ —	$ —	$ (981,644)	$ —	$ (981,644)
Net realized gain (loss) on futures contracts	(790,513)	—	—	—	—	(790,513)
Net realized gain (loss) on foreign currency contracts	—	(586,753)	—	—	—	(586,753)
Total	$ (790,513)	$ (586,753)	$ —	$ (981,644)	$ —	$ (2,358,910)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ —	$ —	$ 93,158	$ —	$ 93,158
Net change in unrealized appreciation (depreciation) of futures contracts	222,646	—	—	—	—	222,646
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	37,581	—	—	—	37,581
Total	$ 222,646	$ 37,581	$ —	$ 93,158	$ —	$ 353,385
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 1,787
Futures Contracts Number of Long Contracts	80
Foreign Currency Contracts Sold at Contract Amount	$ 6,343,656
Multi-Asset Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 112,447	$ —	$ —	$ —	$ —	$ 112,447
Unrealized appreciation on foreign currency contracts	—	166,969	—	—	—	166,969
Total	$ 112,447	$ 166,969	$ —	$ —	$ —	$ 279,416
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 2,616,818	$ —	$ —	$ —	$ —	$ 2,616,818
Unrealized depreciation on foreign currency contracts	—	118,444	—	—	—	118,444
Total	$ 2,616,818	$ 118,444	$ —	$ —	$ —	$ 2,735,262

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

128

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Multi-Asset Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ —	$ —	$ (4,298,645)	$ —	$ (4,298,645)
Net realized gain (loss) on futures contracts	(4,537,794)	—	—	2,556,023	—	(1,981,771)
Net realized gain (loss) on foreign currency contracts	—	(2,239,899)	—	—	—	(2,239,899)
Total	$ (4,537,794)	$ (2,239,899)	$ —	$ (1,742,622)	$ —	$ (8,520,315)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (729,460)	$ —	$ —	$ —	$ —	$ (729,460)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	283,317	—	—	—	283,317
Total	$ (729,460)	$ 283,317	$ —	$ —	$ —	$ (446,143)
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 297
Futures Contracts Number of Long Contracts	600
Futures Contracts Number of Short Contracts	(21)
Foreign Currency Contracts Purchased at Contract Amount	$ 91,086
Foreign Currency Contracts Sold at Contract Amount	$ 53,615,880
Real Asset Fund (Consolidated)
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 597,123	$ 597,123
Unrealized appreciation on foreign currency contracts	—	48,412	—	—	—	48,412
Total	$ —	$ 48,412	$ —	$ —	$ 597,123	$ 645,535
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 884,967	$ 884,967
Unrealized depreciation on foreign currency contracts	—	67,297	—	—	—	67,297
Total	$ —	$ 67,297	$ —	$ —	$ 884,967	$ 952,264

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

129

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Real Asset Fund (Consolidated) – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ —	$ —	$ —	$ 11,100	$ 11,100
Net realized gain (loss) on futures contracts	—	—	—	—	1,121,030	1,121,030
Net realized gain (loss) on foreign currency contracts	—	120,375	—	—	—	120,375
Total	$ —	$ 120,375	$ —	$ —	$ 1,132,130	$ 1,252,505
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ —	$ 652,003	$ 652,003
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	965	—	—	—	965
Total	$ —	$ 965	$ —	$ —	$ 652,003	$ 652,968
For the year ended October 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	321
Futures Contracts Number of Short Contracts	(71)
Foreign Currency Contracts Purchased at Contract Amount	$ 6,725,363
Foreign Currency Contracts Sold at Contract Amount	$ 12,646,060
f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2023:

Balanced Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 499,284	$ (292,419)
Futures contracts	6,430,630	(19,052,100)
Swap contracts	517,338	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	7,447,252	(19,344,519)
Derivatives not subject to a MNA	(6,947,968)	19,052,100
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 499,284	$ (292,419)

130

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 251	$ (251)	$ —	$ —	$ —
Bank of Montreal	5,861	—	—	—	5,861
Barclays	8,550	(5,147)	—	—	3,403
BNP Paribas Securities Services	1,412	(1,412)	—	—	—
Citibank NA	62,692	—	—	—	62,692
Deutsche Bank Securities, Inc.	308,078	(69,420)	—	—	238,658
Goldman Sachs & Co.	64,460	(25,333)	—	—	39,127
JP Morgan Chase & Co.	6,308	(6,308)	—	—	—
Morgan Stanley	4,314	—	—	(4,314)	—
Toronto-Dominion Bank	12,639	—	—	—	12,639
UBS AG	24,719	(24,719)	—	—	—
Total	$ 499,284	$ (132,590)	$ —	$ (4,314)	$ 362,380

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (10,258)	$ 251	$ —	$ —	$ (10,007)
Barclays	(5,147)	5,147	—	—	—
BNP Paribas Securities Services	(104,331)	1,412	—	—	(102,919)
Deutsche Bank Securities, Inc.	(69,420)	69,420	—	—	—
Goldman Sachs & Co.	(25,333)	25,333	—	—	—
JP Morgan Chase & Co.	(9,726)	6,308	—	—	(3,418)
Standard Chartered Bank	(2,786)	—	—	—	(2,786)
State Street Global Markets LLC	(1,782)	—	—	—	(1,782)
UBS AG	(63,636)	24,719	—	—	(38,917)
Total	$ (292,419)	$ 132,590	$ —	$ —	$ (159,829)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Balanced Retirement Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ —	$ (21,888)
Futures contracts	—	(271,358)
Purchased options	67,083	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	67,083	(293,246)
Derivatives not subject to a MNA	(67,083)	271,358
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ (21,888)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (16,380)	$ —	$ —	$ —	$ (16,380)
Deutsche Bank Securities, Inc.	(5,508)	—	—	—	(5,508)
Total	$ (21,888)	$ —	$ —	$ —	$ (21,888)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

131

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Multi-Asset Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 166,969	$ (118,444)
Futures contracts	112,447	(2,616,818)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	279,416	(2,735,262)
Derivatives not subject to a MNA	(112,447)	2,616,818
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 166,969	$ (118,444)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$ 567	$ (567)	$ —	$ —	$ —
JP Morgan Chase & Co.	166,402	(4,509)	—	—	161,893
Total	$ 166,969	$ (5,076)	$ —	$ —	$ 161,893

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (35,127)	$ —	$ —	$ —	$ (35,127)
BNP Paribas Securities Services	(4,203)	567	—	—	(3,636)
Deutsche Bank Securities, Inc.	(72,362)	—	—	—	(72,362)
Goldman Sachs & Co.	(2,243)	—	—	—	(2,243)
JP Morgan Chase & Co.	(4,509)	4,509	—	—	—
Total	$ (118,444)	$ 5,076	$ —	$ —	$ (113,368)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Real Asset Fund (Consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 48,412	$ (67,297)
Futures contracts	597,123	(884,967)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	645,535	(952,264)
Derivatives not subject to a MNA	(597,123)	884,967
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 48,412	$ (67,297)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$ 11,239	$ (11,239)	$ —	$ —	$ —
JP Morgan Chase & Co.	30,182	(13,866)	—	—	16,316
Societe Generale Group	6,761	—	—	—	6,761
Westpac International	230	—	—	—	230
Total	$ 48,412	$ (25,105)	$ —	$ —	$ 23,307

132

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (25,539)	$ 11,239	$ —	$ —	$ (14,300)
Credit Agricole	(2,031)	—	—	—	(2,031)
Deutsche Bank Securities, Inc.	(2,390)	—	—	—	(2,390)
JP Morgan Chase & Co.	(13,866)	13,866	—	—	—
NatWest Markets Plc	(12,285)	—	—	—	(12,285)
Standard Chartered Bank	(339)	—	—	—	(339)
Toronto-Dominion Bank	(10,381)	—	—	—	(10,381)
UBS AG	(466)	—	—	—	(466)
Total	$ (67,297)	$ 25,105	$ —	$ —	$ (42,192)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks. References to "Fund" in this section include the Fund or an Underlying Fund, as applicable.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
The banking sector has recently been subject to increased market volatility. As a result, a Fund’s investments in the banking sector may be subject to increased volatility risk.
Certain Funds are exposed to the risks of the Underlying Funds and/or other investment companies in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or other investment companies. The market values of the Underlying Funds and/or other investment companies may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or other investment companies invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or other investment companies invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
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Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
LIBOR, the London Interbank Offered Rate, was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. Certain equity and debt securities in which a Fund may invest may have earned interest at (or, some limited circumstances, continue to earn interest at), a floating rate based on LIBOR (or which was previously based on LIBOR) or the relevant benchmark replacement. Moreover, some securities still reference the synthetic LIBOR rate as the transition to SOFR or another non-LIBOR based rate.
The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to a Fund.
Geopolitical events, including the invasion of Ukraine by Russia and conflict between Israel and Hamas, have injected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could continue to adversely affect the global energy and financial markets and, thus, have adversely affected and could continue to adversely affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes
134

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2023 and October 31, 2022 are as follows:

	For the Year Ended October 31, 2023			For the Year Ended October 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains(1)
Balanced Income Fund	$ 459,228,622	$ 412,025,326	$ —	$ 491,125,381	$ 604,964,048
Balanced Retirement Fund	3,696,564	—	522,031	2,333,811	—
Checks and Balances Fund	22,423,532	89,171,364	—	44,155,743	62,758,203
Conservative Allocation Fund	2,094,217	462,118	—	2,305,378	3,962,647
Growth Allocation Fund	9,771,995	21,246,456	—	13,126,583	33,693,585
Moderate Allocation Fund	6,268,238	8,786,643	—	7,730,100	18,079,586
Multi-Asset Income Fund	32,976,500	—	1,024,978	44,088,098	15,498,300
Real Asset Fund (Consolidated)	7,750,016	—	—	19,387,397	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
As of October 31, 2023, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced Income Fund	$ 41,906,013	$ —	$ (18,129,687)	$ (21,316)	$ (427,173,191)	$ (403,418,181)
Balanced Retirement Fund	—	—	(27,430,443)	—	(3,739,798)	(31,170,241)
Checks and Balances Fund	1,061,825	37,595,364	—	—	(48,081,298)	(9,424,109)
Conservative Allocation Fund	1,566,584	—	(1,731,768)	—	(8,490,097)	(8,655,281)
Growth Allocation Fund	7,159,490	—	(3,996,505)	—	12,987,254	16,150,239
Moderate Allocation Fund	3,626,128	—	(4,837,344)	—	(5,062,746)	(6,273,962)
Multi-Asset Income Fund	—	—	(42,334,264)	(354)	(32,734,159)	(75,068,777)
Real Asset Fund (Consolidated)	4,280,785	—	(104,876,525)	—	(2,318,155)	(102,913,895)
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to prior year accumulated balances and book income/loss from Cayman subsidiary. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2023, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Balanced Retirement Fund	$ (224)	$ 224
Real Asset Fund (Consolidated)	173,169	(173,169)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
135

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

At October 31, 2023 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Balanced Income Fund	$ 18,129,687	$ —
Balanced Retirement Fund*	22,987,519	4,442,924
Conservative Allocation Fund	—	1,731,768
Growth Allocation Fund	—	3,996,505
Moderate Allocation Fund	—	4,837,344
Multi-Asset Income Fund	29,427,928	12,906,336
Real Asset Fund (Consolidated)*	12,370,071	92,506,454

*	Future utilization of losses are subject to limitation under current tax law.
During the year ended October 31, 2023, the Real Asset Fund (Consolidated) utilized $437,223 of prior year capital loss carryforwards.
The Checks and Balances Fund had no capital loss carryforwards for U.S. income tax purposes at October 31, 2023.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2023 is different from book purposes primarily due to wash sale loss deferrals and adjustments related to PFICs. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals, and mark to market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced Income Fund	$ 12,356,645,684	$ 819,896,237	$ (1,247,065,458)	$ (427,169,221)
Balanced Retirement Fund	68,224,745	5,903,563	(9,664,498)	(3,760,935)
Checks and Balances Fund	1,305,883,988	61,787,614	(109,868,910)	(48,081,296)
Conservative Allocation Fund	98,877,111	3,607,967	(12,098,064)	(8,490,097)
Growth Allocation Fund	457,179,458	43,260,950	(30,273,696)	12,987,254
Moderate Allocation Fund	291,618,240	20,373,567	(25,436,313)	(5,062,746)
Multi-Asset Income Fund	618,549,354	19,476,480	(52,181,217)	(32,704,737)
Real Asset Fund (Consolidated)	114,890,222	10,872,723	(5,211,273)	5,661,450
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of October 31, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to each of Balanced Income Fund, Balanced Retirement Fund, Multi-Asset Income Fund and Real Asset Fund, HFMC pays a sub-advisory fee to Wellington Management out of its management fee. HFMC is responsible for the day-to-day management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.
136

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2023; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.4500% on next $2 billion and;
0.3900% over $12 billion
Balanced Retirement Fund (Excluding assets invested in investment companies for which HFMC or its affiliates serves as investment manager (“Affiliated Funds”))	0.3900% on first $1 billion and;
0.3800% on next $4 billion and;
0.3750% over $5 billion
Balanced Retirement Fund (Invested in Affiliated Funds)	0.0000% on all assets invested in Affiliated Funds
Checks and Balances Fund	N/A
Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion
Multi-Asset Income Fund	0.5900% on first $500 million and;
0.5500% on next $250 million and;
0.5000% on next $250 million and;
0.4750% on next $4 billion and;
0.4725% on next $5 billion and;
0.4700% over $10 billion
Real Asset Fund*	0.7950% on first $500 million and;
0.7600% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7000% on next $2.5 billion and;
0.6600% over $5 billion

*	HFMC has contractually agreed to waive a portion of the management fee it receives from the Real Asset Fund in an amount equal to the management fee paid to it by the Subsidiary. This waiver will remain in effect for as long as the Real Asset Fund remains invested in the Subsidiary.
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2023, HFMC contractually agreed to limit the total annual fund operating expenses until February 29, 2024 (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.55%	0.45%	0.55%	0.45%
Conservative Allocation Fund	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Real Asset Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%	0.90%	0.90%
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Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2023, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.87%	1.63%	0.63%	1.24%	0.95%	0.65%	0.55%	0.66%	0.55%
Balanced Retirement Fund	0.87%	1.62%	0.57%	1.09%	0.79%	0.46%	0.36%	0.46%	0.36%
Checks and Balances Fund	0.38%	1.16%	0.14%	0.75%	0.44%	0.16%	N/A	N/A	0.04%
Conservative Allocation Fund	0.62%	1.41%	0.37%	0.98%	0.68%	0.38%	N/A	N/A	0.27%
Growth Allocation Fund	0.54%	1.37%	0.26%	0.87%	0.58%	0.26%	N/A	N/A	0.16%
Moderate Allocation Fund	0.54%	1.35%	0.27%	0.88%	0.58%	0.28%	N/A	N/A	0.18%
Multi-Asset Income Fund	1.04%	1.78%	0.74%	1.33%	1.07%	0.77%	0.65%	0.76%	0.65%
Real Asset Fund (Consolidated)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%	0.90%	0.90%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2023, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Balanced Income Fund	$ 112,415	$ 3,350,602
Balanced Retirement Fund	11,154	157
Checks and Balances Fund	700,189	6,478
Conservative Allocation Fund	48,801	655
Growth Allocation Fund	270,194	7,067
Moderate Allocation Fund	111,347	1,856
Multi-Asset Income Fund	170,659	4,098
Real Asset Fund (Consolidated)	62,660	8,984
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2023, a portion of the Company’s Chief Compliance Officer’s ("CCO") compensation was paid
138

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced Income Fund	$ 30,112
Balanced Retirement Fund	164
Checks and Balances Fund	3,076
Conservative Allocation Fund	222
Growth Allocation Fund	1,143
Moderate Allocation Fund	703
Multi-Asset Income Fund	1,419
Real Asset Fund (Consolidated)	290
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to SS&C GIDS, Inc. ("SS&C", formerly known as DST Asset Manager Solutions, Inc.) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and SS&C (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Pursuant to a sub-transfer agency agreement between HASCO and SS&C, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to SS&C. Each Fund does not pay any fee directly to SS&C; rather, HASCO makes all such payments to SS&C. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2023, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.08%	0.08%	0.08%	0.20%	0.15%	0.10%	0.00% *	0.11%	0.00% *
Balanced Retirement Fund	0.15%	0.16%	0.11%	0.22%	0.17%	0.12%	0.00% *	0.09%	0.00% *
Checks and Balances Fund	0.09%	0.12%	0.11%	0.22%	0.15%	0.12%	N/A	N/A	0.00% *
Conservative Allocation Fund	0.11%	0.14%	0.10%	0.22%	0.17%	0.11%	N/A	N/A	0.00% *
Growth Allocation Fund	0.13%	0.21%	0.10%	0.21%	0.17%	0.10%	N/A	N/A	0.00% *
Moderate Allocation Fund	0.12%	0.18%	0.10%	0.21%	0.16%	0.10%	N/A	N/A	0.00% *
Multi-Asset Income Fund	0.14%	0.13%	0.09%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Real Asset Fund (Consolidated)	0.14%	0.14%	0.11%	0.22%	0.17%	0.12%	0.00% *	0.10%	0.00% *

*	Amount rounds to 0.00%.
139

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

8.	Securities Lending:
The Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous. Each of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund do not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2023.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Balanced Income Fund	$ 59,988,712	$ 62,183,448	$ —
Balanced Retirement Fund	129,775	132,736	—
Multi-Asset Income Fund	1,910,487	1,970,273	—
Real Asset Fund (Consolidated)	595,765	618,279	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliate Fund Transactions:
A summary of affiliate fund transactions for the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the year ended October 31, 2023 is as follows:

Affiliated Investment Companies	Beginning Value as of November 1, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gains Distribution
Balanced Retirement Fund
Hartford Multifactor Developed Markets (ex-US) ETF	$ 1,601,376	$ 1,596,818	$ 2,438,893	$ 6,374	$ 151,233	$ 916,908	36,987	$ 94,549	$ —
140

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Affiliated Investment Companies	Beginning Value as of November 1, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gains Distribution
Balanced Retirement Fund – (continued)
Hartford Multifactor Emerging Markets ETF	$ 2,726,461	$ 767,715	$ 2,969,464	$ 111,346	$ 292,412	$ 928,470	45,464	$ 157,905	$ —
Hartford Multifactor US Equity ETF	823,646	—	851,824	255,878	(227,700)	—	—	8,517	—
The Hartford World Bond Fund, Class F	7,818,058	265,100	1,523,967	(103,335)	58,385	6,514,241	674,352	159,971	—
Total	$ 12,969,541	$ 2,629,633	$ 7,784,148	$ 270,263	$ 274,330	$ 8,359,619	756,803	$ 420,942	$ —
Checks and Balances Fund
Hartford Total Return Bond ETF	$ 444,889,471	$ 15,689,205	$ 24,622,648	$ (5,305,566)	$ (2,120,872)	$ 428,529,590	13,621,411	$ 16,052,154	$ —
The Hartford Capital Appreciation Fund, Class F	460,196,320	52,945,396	97,359,809	(12,087,391)	9,932,165	413,626,681	11,996,133	3,406,115	23,857,777
The Hartford Dividend and Growth Fund, Class F	459,839,865	53,078,335	85,924,478	5,299,320	(19,237,875)	413,055,167	14,155,420	7,633,178	20,199,271
Total	$ 1,364,925,656	$ 121,712,936	$ 207,906,935	$ (12,093,637)	$ (11,426,582)	$ 1,255,211,438	39,772,964	$ 27,091,447	$44,057,048
Conservative Allocation Fund
Hartford Core Bond ETF	$ 20,713,165	$ —	$ 955,308	$ (183,192)	$ (136,262)	$ 19,438,403	597,656	$ 652,653	$ —
Hartford Core Equity Fund, Class F	11,641,553	1,991,816	3,541,911	35,900	314,860	10,442,218	249,933	147,396	315,887
Hartford Large Cap Growth ETF	2,955,709	—	—	—	551,232	3,506,941	245,603	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	3,128,346	—	1,036,259	(73,071)	408,917	2,427,933	97,940	97,797	—
Hartford Multifactor US Equity ETF	4,063,826	—	1,077,393	246,946	(179,668)	3,053,711	77,566	78,251	—
Hartford Schroders Commodity Strategy ETF	1,114,100	—	1,002,900	(307,734)	196,534	—	—	7,119	—
Hartford Schroders Emerging Markets Equity Fund, Class F	983,081	569,191	1,230,438	(218,480)	343,074	446,428	31,110	21,416	—
141

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Affiliated Investment Companies	Beginning Value as of November 1, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gains Distribution
Conservative Allocation Fund – (continued)
Hartford Schroders International Multi-Cap Value Fund, Class F	$ 1,603,951	$ 1,761,080	$ 1,392,195	$ 4,877	$ 117,031	$ 2,094,744	240,499	$ 89,072	$ —
Hartford Schroders Sustainable Core Bond Fund, Class F	16,370,971	4,593,706	6,603,968	(1,337,583)	772,336	13,795,462	1,703,144	667,698	—
Hartford Small Cap Value Fund, Class F	1,592,159	637,603	1,130,645	53,546	(190,197)	962,466	96,247	30,594	113,789
The Hartford Equity Income Fund, Class F	3,742,538	1,167,856	1,573,162	(52,190)	(354,773)	2,930,269	154,877	81,380	355,206
The Hartford Growth Opportunities Fund, Class F	908,752	1,042,886	1,744,187	23,395	148,846	379,692	9,504	—	—
The Hartford Inflation Plus Fund, Class F	5,159,295	1,387,698	906,430	(85,941)	(45,771)	5,508,851	565,010	195,855	—
The Hartford International Growth Fund, Class F	1,071,735	1,290,090	1,098,035	(74,978)	87,409	1,276,221	93,291	3,178	—
The Hartford International Opportunities Fund, Class F	2,132,973	988,284	676,878	(20,304)	229,632	2,653,707	172,880	21,904	—
The Hartford Small Company Fund, Class F	1,599,011	116,464	778,849	(207,034)	119,498	849,090	50,662	—	—
The Hartford Strategic Income Fund, Class F	9,231,699	2,018,271	3,683,953	(603,368)	791,608	7,754,257	1,073,997	484,344	—
The Hartford World Bond Fund, Class F	15,437,452	1,592,645	4,310,246	(199,130)	164,898	12,685,619	1,313,211	314,398	—
Total	$ 103,450,316	$ 19,157,590	$ 32,742,757	$ (2,998,341)	$ 3,339,204	$ 90,206,012	6,773,130	$ 2,893,055	$ 784,882
Growth Allocation Fund
Hartford Core Bond ETF	$ 32,018,289	$ 7,004,000	$ —	$ —	$ (1,101,278)	$ 37,921,011	1,165,925	$ 1,158,427	$ —
Hartford Core Equity Fund, Class F	95,779,674	16,910,811	17,947,658	852,175	1,415,526	97,010,528	2,321,937	1,180,911	2,632,219
142

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Affiliated Investment Companies	Beginning Value as of November 1, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gains Distribution
Growth Allocation Fund – (continued)
Hartford Large Cap Growth ETF	$ 31,685,142	$ —	$ —	$ —	$ 5,909,188	$ 37,594,330	2,632,859	$ —	$ —
Hartford Multifactor Developed Markets (ex-US) ETF	34,631,830	—	8,561,269	(898,071)	4,435,422	29,607,912	1,194,349	1,156,160	—
Hartford Multifactor US Equity ETF	49,234,028	—	8,219,717	1,707,893	(963,294)	41,758,910	1,060,700	970,424	—
Hartford Schroders Commodity Strategy ETF	10,220,185	—	9,200,086	(2,822,998)	1,802,899	—	—	65,304	—
Hartford Schroders Emerging Markets Equity Fund, Class F	11,411,040	4,288,756	12,360,203	(3,057,940)	4,352,970	4,634,623	322,970	259,301	—
Hartford Schroders International Multi-Cap Value Fund, Class F	18,428,609	14,033,471	3,536,235	(271,046)	1,149,477	29,804,276	3,421,846	981,439	—
Hartford Schroders Sustainable Core Bond Fund, Class F	26,092,673	17,296,472	16,899,834	(1,818,500)	76,879	24,747,690	3,055,270	1,275,701	—
Hartford Small Cap Value Fund, Class F	17,697,452	3,393,381	6,124,543	148,716	(1,965,186)	13,149,820	1,314,982	348,066	1,294,564
The Hartford Equity Income Fund, Class F	46,940,731	7,596,321	8,362,748	48,068	(5,948,374)	40,273,998	2,128,647	1,084,277	4,636,458
The Hartford Growth Opportunities Fund, Class F	18,206,768	12,821,962	18,009,058	(1,238,395)	4,196,567	15,977,844	399,946	—	—
The Hartford International Growth Fund, Class F	13,736,368	8,877,898	6,665,247	(1,157,721)	2,137,252	16,928,550	1,237,467	127,381	—
The Hartford International Opportunities Fund, Class F	28,856,535	9,695,055	4,971,470	(569,012)	3,502,126	36,513,234	2,378,712	308,900	—
143

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Affiliated Investment Companies	Beginning Value as of November 1, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gains Distribution
Growth Allocation Fund – (continued)
The Hartford Small Company Fund, Class F	$ 16,838,392	$ 9,563	$ 3,382,350	$ (870,500)	$ (317,059)	$ 12,278,046	732,580	$ —	$ —
The Hartford Strategic Income Fund, Class F	14,051,769	10,282,921	15,679,346	(1,927,151)	2,657,181	9,385,374	1,299,913	565,122	—
The Hartford World Bond Fund, Class F	23,676,633	14,006,739	16,227,131	(372,801)	559,242	21,642,682	2,240,443	592,445	—
Total	$ 489,506,118	$ 126,217,350	$ 156,146,895	$ (12,247,283)	$ 21,899,538	$ 469,228,828	26,908,546	$ 10,073,858	$ 8,563,241
Moderate Allocation Fund
Hartford Core Bond ETF	$ 42,661,782	$ —	$ 396,591	$ (76,051)	$ (697,177)	$ 41,491,963	1,275,718	$ 1,378,431	$ —
Hartford Core Equity Fund, Class F	57,034,410	8,550,430	14,281,426	(526,416)	2,053,908	52,830,906	1,264,502	706,229	1,561,479
Hartford Large Cap Growth ETF	13,343,132	—	—	—	2,488,456	15,831,588	1,108,740	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	18,040,703	—	4,938,855	(536,738)	2,409,166	14,974,276	604,045	590,176	—
Hartford Multifactor US Equity ETF	19,316,689	—	4,028,336	850,764	(546,867)	15,592,250	396,052	377,069	—
Hartford Schroders Commodity Strategy ETF	5,531,339	—	4,979,244	(1,527,855)	975,760	—	—	35,344	—
Hartford Schroders Emerging Markets Equity Fund, Class F	5,963,068	2,788,106	6,626,073	(1,544,303)	2,256,364	2,837,162	197,712	128,579	—
Hartford Schroders International Multi-Cap Value Fund, Class F	9,739,490	9,665,473	6,365,447	(282,551)	920,526	13,677,491	1,570,320	504,319	—
Hartford Schroders Sustainable Core Bond Fund, Class F	32,971,285	14,257,865	13,815,214	(2,954,618)	1,300,833	31,760,151	3,921,006	1,486,009	—
144

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

Affiliated Investment Companies	Beginning Value as of November 1, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gains Distribution
Moderate Allocation Fund – (continued)
Hartford Small Cap Value Fund, Class F	$ 8,119,027	$ 730,251	$ 2,970,900	$ 228,280	$ (1,026,310)	$ 5,080,348	508,035	$ 154,737	$ 575,515
The Hartford Equity Income Fund, Class F	19,354,854	4,893,487	7,336,141	137,761	(2,273,123)	14,776,838	781,017	422,062	1,819,272
The Hartford Growth Opportunities Fund, Class F	5,221,990	4,790,051	6,908,826	212,615	676,682	3,992,512	99,938	—	—
The Hartford International Growth Fund, Class F	7,341,594	4,680,682	4,298,152	(736,453)	1,297,835	8,285,506	605,666	57,715	—
The Hartford International Opportunities Fund, Class F	14,640,062	4,516,615	3,449,594	(201,376)	1,691,469	17,197,176	1,120,337	148,428	—
The Hartford Small Company Fund, Class F	7,715,387	760,088	2,483,811	(614,591)	67,205	5,444,278	324,838	—	—
The Hartford Strategic Income Fund, Class F	18,404,287	8,308,736	11,353,211	(1,822,306)	2,362,207	15,899,713	2,202,176	910,487	—
The Hartford World Bond Fund, Class F	30,114,359	5,610,331	9,393,148	(326,459)	290,362	26,295,445	2,722,096	660,607	—
Total	$ 315,513,458	$ 69,552,115	$ 103,624,969	$ (9,720,297)	$ 14,247,296	$ 285,967,603	18,702,198	$ 7,560,192	$ 3,956,266
10.	Affiliate Holdings:
As of October 31, 2023, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund	—	—	—	—	—	100%	91%	—	2%
Conservative Allocation Fund	—	—	—	—	—	—	N/A	N/A	8%
Multi-Asset Income Fund	—	—	—	—	—	1%	—	—	—
Real Asset Fund (Consolidated)	—	—	—	—	49%	4%	53%	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund	—	—	—	—	—	0% *	0% *	—	0% *
Conservative Allocation Fund	—	—	—	—	—	—	N/A	N/A	0% *
Multi-Asset Income Fund	—	—	—	—	—	0% *	—	—	—
Real Asset Fund (Consolidated)	—	—	—	—	0% *	0% *	0% *	—	—

*	Percentage rounds to zero.
145

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

As of October 31, 2023, the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Fund identified below. The 529 plan owned shares in the Fund listed below as follows:
Fund	Percentage of Fund*
Balanced Income Fund	0% (1)

*	As of October 31, 2023, the 529 plan was invested in Class F shares.
(1)	Percentage rounds to zero.
11.	Investment Transactions:
For the year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced Income Fund	$ 6,278,252,065	$ 7,161,160,963	$ 1,246,722,570	$ 1,441,741,002	$ 7,524,974,635	$ 8,602,901,965
Balanced Retirement Fund	13,591,640	23,522,127	1,034,909	644,481	14,626,549	24,166,608
Checks and Balances Fund	121,712,936	207,906,935	—	—	121,712,936	207,906,935
Conservative Allocation Fund	19,157,590	32,742,757	—	—	19,157,590	32,742,757
Growth Allocation Fund	126,217,350	156,146,895	—	—	126,217,350	156,146,895
Moderate Allocation Fund	69,552,115	103,624,971	—	—	69,552,115	103,624,971
Multi-Asset Income Fund	265,954,072	334,939,434	128,926,574	117,372,915	394,880,646	452,312,349
Real Asset Fund (Consolidated)	101,141,196	128,766,359	97,531,157	103,375,898	198,672,353	232,142,257
12.	Capital Share Transactions:
The following information is for the years ended October 31, 2023 and October 31, 2022:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Balanced Income Fund
Class A
Shares Sold	41,384,321	$ 573,592,960	45,380,355	$ 680,933,237
Shares Issued for Reinvested Dividends	18,756,233	258,573,172	20,207,920	312,080,352
Shares Redeemed	(59,316,135)	(820,461,065)	(46,506,420)	(692,608,264)
Net Increase (Decrease)	824,419	11,705,067	19,081,855	300,405,325
Class C
Shares Sold	8,447,038	$ 115,336,420	13,264,522	$ 198,262,056
Shares Issued for Reinvested Dividends	7,926,877	107,653,888	10,792,843	165,249,274
Shares Redeemed	(49,140,262)	(666,865,153)	(45,932,689)	(674,013,436)
Net Increase (Decrease)	(32,766,347)	(443,874,845)	(21,875,324)	(310,502,106)
Class I
Shares Sold	57,329,397	$ 797,063,583	71,166,520	$ 1,073,019,569
Shares Issued for Reinvested Dividends	18,167,370	250,464,849	19,918,593	307,247,454
Shares Redeemed	(101,121,050)	(1,395,991,024)	(72,325,788)	(1,076,124,169)
Net Increase (Decrease)	(25,624,283)	(348,462,592)	18,759,325	304,142,854
Class R3
Shares Sold	1,709,073	$ 23,786,994	2,692,492	$ 40,816,664
Shares Issued for Reinvested Dividends	570,743	7,914,421	637,554	9,919,268
Shares Redeemed	(2,642,493)	(36,833,863)	(2,846,420)	(43,525,289)
Net Increase (Decrease)	(362,677)	(5,132,448)	483,626	7,210,643
Class R4
Shares Sold	790,268	$ 11,023,782	1,384,491	$ 21,099,551
Shares Issued for Reinvested Dividends	312,626	4,337,076	388,589	6,045,292
Shares Redeemed	(1,888,220)	(26,362,625)	(2,068,084)	(31,123,538)
Net Increase (Decrease)	(785,326)	(11,001,767)	(295,004)	(3,978,695)
146

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	385,055	$ 5,375,543	589,314	$ 8,952,231
Shares Issued for Reinvested Dividends	165,388	2,294,730	178,677	2,774,877
Shares Redeemed	(488,643)	(6,807,437)	(549,706)	(8,209,429)
Net Increase (Decrease)	61,800	862,836	218,285	3,517,679
Class R6
Shares Sold	4,863,249	$ 68,437,528	4,232,989	$ 65,084,978
Shares Issued for Reinvested Dividends	1,190,373	16,614,731	1,255,354	19,595,678
Shares Redeemed	(4,861,333)	(68,080,174)	(4,250,380)	(64,874,659)
Net Increase (Decrease)	1,192,289	16,972,085	1,237,963	19,805,997
Class Y
Shares Sold	657,580	$ 9,259,505	1,452,329	$ 22,247,159
Shares Issued for Reinvested Dividends	350,614	4,912,717	569,060	8,926,770
Shares Redeemed	(3,650,717)	(51,233,726)	(3,520,209)	(52,479,571)
Net Increase (Decrease)	(2,642,523)	(37,061,504)	(1,498,820)	(21,305,642)
Class F
Shares Sold	29,185,922	$ 404,780,719	34,230,588	$ 514,531,525
Shares Issued for Reinvested Dividends	12,286,685	169,417,065	12,845,187	198,036,292
Shares Redeemed	(39,077,626)	(540,032,386)	(30,255,833)	(450,934,828)
Net Increase (Decrease)	2,394,981	34,165,398	16,819,942	261,632,989
Total Net Increase (Decrease)	(57,707,667)	$ (781,827,770)	32,931,848	$ 560,929,044
Balanced Retirement Fund
Class A
Shares Sold	150,450	$ 1,334,410	358,661	$ 3,424,252
Shares Issued for Reinvested Dividends	352,988	3,093,253	177,598	1,710,237
Shares Redeemed	(1,298,967)	(11,472,995)	(1,178,501)	(11,307,405)
Net Increase (Decrease)	(795,529)	(7,045,332)	(642,242)	(6,172,916)
Class C
Shares Sold	8,940	$ 79,224	60,226	$ 573,847
Shares Issued for Reinvested Dividends	30,816	270,965	14,706	142,739
Shares Redeemed	(236,455)	(2,098,996)	(225,180)	(2,153,497)
Net Increase (Decrease)	(196,699)	(1,748,807)	(150,248)	(1,436,911)
Class I
Shares Sold	102,347	$ 903,185	103,162	$ 988,906
Shares Issued for Reinvested Dividends	56,387	493,453	30,071	288,960
Shares Redeemed	(326,732)	(2,873,380)	(225,951)	(2,175,784)
Net Increase (Decrease)	(167,998)	(1,476,742)	(92,718)	(897,918)
Class R3
Shares Sold	5,106	$ 45,020	6,126	$ 58,685
Shares Issued for Reinvested Dividends	2,998	26,304	1,691	16,384
Shares Redeemed	(12,534)	(110,140)	(29,537)	(283,910)
Net Increase (Decrease)	(4,430)	(38,816)	(21,720)	(208,841)
Class R4
Shares Sold	206	$ 1,785	2,545	$ 25,492
Shares Issued for Reinvested Dividends	741	6,461	621	5,950
Shares Redeemed	(1,626)	(14,222)	(11,619)	(100,663)
Net Increase (Decrease)	(679)	(5,976)	(8,453)	(69,221)
Class R5
Shares Sold	—	$ —	10,469	$ 104,155
Shares Issued for Reinvested Dividends	64	556	837	8,368
Shares Redeemed	—	—	(83,424)	(825,183)
Net Increase (Decrease)	64	556	(72,118)	(712,660)
Class R6
Shares Issued for Reinvested Dividends	86	$ 747	42	$ 403
Shares Redeemed	(2)	(13)	(1)	(13)
Net Increase (Decrease)	84	734	41	390
147

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	161,317	$ 1,456,471	29,736	$ 275,493
Shares Issued for Reinvested Dividends	13,124	114,132	3,580	34,172
Shares Redeemed	(143,844)	(1,253,346)	(43,656)	(416,909)
Net Increase (Decrease)	30,597	317,257	(10,340)	(107,244)
Class F
Shares Sold	111	$ 1,000	1,319	$ 12,876
Shares Issued for Reinvested Dividends	411	3,566	281	2,686
Shares Redeemed	(1)	(12)	(10,841)	(104,846)
Net Increase (Decrease)	521	4,554	(9,241)	(89,284)
Total Net Increase (Decrease)	(1,134,069)	$ (9,992,572)	(1,007,039)	$ (9,694,605)
Checks and Balances Fund
Class A
Shares Sold	6,845,995	$ 61,672,949	7,170,629	$ 71,668,812
Shares Issued for Reinvested Dividends	11,091,767	97,737,525	8,645,477	92,614,969
Shares Redeemed	(20,781,233)	(188,223,029)	(16,441,346)	(164,009,128)
Net Increase (Decrease)	(2,843,471)	(28,812,555)	(625,240)	274,653
Class C
Shares Sold	663,156	$ 5,998,014	857,316	$ 8,638,167
Shares Issued for Reinvested Dividends	625,132	5,453,466	556,014	5,986,175
Shares Redeemed	(3,014,722)	(26,934,713)	(3,058,650)	(30,310,760)
Net Increase (Decrease)	(1,726,434)	(15,483,233)	(1,645,320)	(15,686,418)
Class I
Shares Sold	3,008,442	$ 27,730,393	1,903,490	$ 19,374,645
Shares Issued for Reinvested Dividends	717,015	6,333,730	614,004	6,579,105
Shares Redeemed	(3,866,282)	(35,156,750)	(3,160,216)	(31,533,191)
Net Increase (Decrease)	(140,825)	(1,092,627)	(642,722)	(5,579,441)
Class R3
Shares Sold	127,185	$ 1,141,748	260,537	$ 2,616,978
Shares Issued for Reinvested Dividends	82,507	722,608	64,584	691,580
Shares Redeemed	(238,993)	(2,161,415)	(276,032)	(2,705,655)
Net Increase (Decrease)	(29,301)	(297,059)	49,089	602,903
Class R4
Shares Sold	26,959	$ 242,389	27,385	$ 270,255
Shares Issued for Reinvested Dividends	29,167	255,846	20,668	220,567
Shares Redeemed	(33,824)	(297,647)	(24,003)	(236,273)
Net Increase (Decrease)	22,302	200,588	24,050	254,549
Class R5
Shares Sold	79,699	$ 680,070	12,826	$ 125,599
Shares Issued for Reinvested Dividends	5,883	50,908	4,189	43,948
Shares Redeemed	(5,686)	(50,151)	(12,964)	(130,671)
Net Increase (Decrease)	79,896	680,827	4,051	38,876
Class F
Shares Sold	713,105	$ 6,535,594	54,545	$ 555,849
Shares Issued for Reinvested Dividends	37,864	334,251	13,939	148,886
Shares Redeemed	(289,716)	(2,612,654)	(81,891)	(885,264)
Net Increase (Decrease)	461,253	4,257,191	(13,407)	(180,529)
Total Net Increase (Decrease)	(4,176,580)	$ (40,546,868)	(2,849,499)	$ (20,275,407)
Conservative Allocation Fund
Class A
Shares Sold	463,569	$ 4,692,442	880,866	$ 9,699,139
Shares Issued for Reinvested Dividends	229,361	2,269,979	476,598	5,562,977
Shares Redeemed	(1,988,057)	(20,183,732)	(2,052,017)	(22,020,848)
Net Increase (Decrease)	(1,295,127)	(13,221,311)	(694,553)	(6,758,732)
148

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares Sold	129,478	$ 1,304,320	95,148	$ 1,044,494
Shares Issued for Reinvested Dividends	11,144	110,003	27,043	313,125
Shares Redeemed	(204,729)	(2,057,398)	(211,011)	(2,270,067)
Net Increase (Decrease)	(64,107)	(643,075)	(88,820)	(912,448)
Class I
Shares Sold	81,959	$ 826,842	150,937	$ 1,621,962
Shares Issued for Reinvested Dividends	5,606	55,486	8,530	99,708
Shares Redeemed	(68,544)	(694,621)	(163,488)	(1,720,460)
Net Increase (Decrease)	19,021	187,707	(4,021)	1,210
Class R3
Shares Sold	33,632	$ 339,115	31,358	$ 341,081
Shares Issued for Reinvested Dividends	3,635	36,013	8,402	98,163
Shares Redeemed	(73,028)	(742,891)	(74,006)	(826,272)
Net Increase (Decrease)	(35,761)	(367,763)	(34,246)	(387,028)
Class R4
Shares Sold	12,275	$ 124,707	10,096	$ 109,951
Shares Issued for Reinvested Dividends	1,399	13,824	2,754	32,145
Shares Redeemed	(15,119)	(152,924)	(14,815)	(152,935)
Net Increase (Decrease)	(1,445)	(14,393)	(1,965)	(10,839)
Class R5
Shares Sold	12,405	$ 125,595	24,457	$ 261,525
Shares Issued for Reinvested Dividends	3,485	34,493	6,294	73,668
Shares Redeemed	(11,981)	(122,878)	(28,970)	(311,876)
Net Increase (Decrease)	3,909	37,210	1,781	23,317
Class F
Shares Issued for Reinvested Dividends	409	$ 4,049	704	$ 8,240
Shares Redeemed	(205)	(2,030)	(140)	(1,600)
Net Increase (Decrease)	204	2,019	564	6,640
Total Net Increase (Decrease)	(1,373,306)	$ (14,019,606)	(821,260)	$ (8,037,880)
Growth Allocation Fund
Class A
Shares Sold	1,276,053	$ 15,547,578	1,578,005	$ 21,182,124
Shares Issued for Reinvested Dividends	2,400,658	28,228,798	2,884,484	42,306,756
Shares Redeemed	(4,525,401)	(55,242,007)	(4,556,883)	(61,215,230)
Net Increase (Decrease)	(848,690)	(11,465,631)	(94,394)	2,273,650
Class C
Shares Sold	137,222	$ 1,664,757	137,472	$ 1,850,676
Shares Issued for Reinvested Dividends	86,428	1,011,937	126,826	1,842,400
Shares Redeemed	(482,067)	(5,846,803)	(569,517)	(7,620,849)
Net Increase (Decrease)	(258,417)	(3,170,109)	(305,219)	(3,927,773)
Class I
Shares Sold	102,234	$ 1,237,431	155,134	$ 2,064,704
Shares Issued for Reinvested Dividends	51,815	605,128	61,846	901,566
Shares Redeemed	(181,292)	(2,186,511)	(232,408)	(3,061,384)
Net Increase (Decrease)	(27,243)	(343,952)	(15,428)	(95,114)
Class R3
Shares Sold	68,977	$ 819,721	82,732	$ 1,012,118
Shares Issued for Reinvested Dividends	30,839	352,337	34,926	498,087
Shares Redeemed	(94,323)	(1,105,045)	(76,517)	(997,719)
Net Increase (Decrease)	5,493	67,013	41,141	512,486
Class R4
Shares Sold	28,697	$ 351,868	21,338	$ 279,085
Shares Issued for Reinvested Dividends	11,353	132,871	15,440	225,267
Shares Redeemed	(64,036)	(766,432)	(58,107)	(712,811)
Net Increase (Decrease)	(23,986)	(281,693)	(21,329)	(208,459)
149

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	81,088	$ 991,169	30,328	$ 406,645
Shares Issued for Reinvested Dividends	20,861	245,764	24,855	365,301
Shares Redeemed	(75,684)	(910,523)	(53,790)	(711,791)
Net Increase (Decrease)	26,265	326,410	1,393	60,155
Class F
Shares Sold	14,343	$ 174,735	5,135	$ 67,683
Shares Issued for Reinvested Dividends	3,290	38,464	4,398	64,193
Shares Redeemed	(6,142)	(74,842)	(18,778)	(259,227)
Net Increase (Decrease)	11,491	138,357	(9,245)	(127,351)
Total Net Increase (Decrease)	(1,115,087)	$ (14,729,605)	(403,081)	$ (1,512,406)
Moderate Allocation Fund
Class A
Shares Sold	929,126	$ 10,275,614	988,281	$ 11,963,749
Shares Issued for Reinvested Dividends	1,214,442	13,100,441	1,706,883	22,335,943
Shares Redeemed	(4,143,188)	(46,030,044)	(3,539,908)	(42,234,078)
Net Increase (Decrease)	(1,999,620)	(22,653,989)	(844,744)	(7,934,386)
Class C
Shares Sold	194,590	$ 2,126,172	85,944	$ 1,055,779
Shares Issued for Reinvested Dividends	35,664	383,133	61,704	797,277
Shares Redeemed	(391,534)	(4,302,591)	(440,590)	(5,334,787)
Net Increase (Decrease)	(161,280)	(1,793,286)	(292,942)	(3,481,731)
Class I
Shares Sold	97,021	$ 1,088,134	185,779	$ 2,203,901
Shares Issued for Reinvested Dividends	37,813	409,581	54,056	710,669
Shares Redeemed	(251,783)	(2,817,420)	(244,599)	(2,980,144)
Net Increase (Decrease)	(116,949)	(1,319,705)	(4,764)	(65,574)
Class R3
Shares Sold	172,282	$ 1,876,147	205,038	$ 2,449,670
Shares Issued for Reinvested Dividends	49,886	529,029	75,047	964,742
Shares Redeemed	(515,126)	(5,637,015)	(274,025)	(3,202,458)
Net Increase (Decrease)	(292,958)	(3,231,839)	6,060	211,954
Class R4
Shares Sold	36,722	$ 406,269	25,577	$ 301,010
Shares Issued for Reinvested Dividends	10,968	118,606	15,748	206,550
Shares Redeemed	(59,710)	(664,623)	(41,032)	(470,703)
Net Increase (Decrease)	(12,020)	(139,748)	293	36,857
Class R5
Shares Sold	130,211	$ 1,446,406	447,320	$ 5,440,204
Shares Issued for Reinvested Dividends	29,564	320,496	37,719	496,255
Shares Redeemed	(121,702)	(1,360,099)	(423,027)	(5,218,794)
Net Increase (Decrease)	38,073	406,803	62,012	717,665
Class F
Shares Sold	5,212	$ 56,479	8,413	$ 102,683
Shares Issued for Reinvested Dividends	2,350	25,459	2,947	38,761
Shares Redeemed	(8,323)	(93,423)	(6,486)	(78,070)
Net Increase (Decrease)	(761)	(11,485)	4,874	63,374
Total Net Increase (Decrease)	(2,545,515)	$ (28,743,249)	(1,069,211)	$ (10,451,841)
Multi-Asset Income Fund
Class A
Shares Sold	1,476,360	$ 26,606,292	1,005,902	$ 19,629,965
Shares Issued for Reinvested Dividends	1,401,442	25,002,403	2,093,286	41,835,896
Shares Redeemed	(4,391,740)	(78,948,526)	(4,173,913)	(80,183,623)
Net Increase (Decrease)	(1,513,938)	(27,339,831)	(1,074,725)	(18,717,762)
150

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares Sold	153,488	$ 2,769,452	99,677	$ 1,938,600
Shares Issued for Reinvested Dividends	75,032	1,344,412	166,756	3,374,170
Shares Redeemed	(847,743)	(15,366,297)	(981,288)	(19,055,971)
Net Increase (Decrease)	(619,223)	(11,252,433)	(714,855)	(13,743,201)
Class I
Shares Sold	594,015	$ 10,679,608	564,723	$ 10,889,474
Shares Issued for Reinvested Dividends	184,191	3,277,873	340,052	6,799,580
Shares Redeemed	(1,489,830)	(26,697,986)	(1,862,211)	(36,254,863)
Net Increase (Decrease)	(711,624)	(12,740,505)	(957,436)	(18,565,809)
Class R3
Shares Sold	2,576	$ 47,234	3,463	$ 68,269
Shares Issued for Reinvested Dividends	1,637	29,724	3,225	65,858
Shares Redeemed	(837)	(15,236)	(21,655)	(405,015)
Net Increase (Decrease)	3,376	61,722	(14,967)	(270,888)
Class R4
Shares Sold	2,199	$ 40,349	1,621	$ 31,426
Shares Issued for Reinvested Dividends	1,948	35,465	3,041	62,055
Shares Redeemed	(15,948)	(286,329)	(8,896)	(178,325)
Net Increase (Decrease)	(11,801)	(210,515)	(4,234)	(84,844)
Class R5
Shares Sold	1,255	$ 23,035	1,969	$ 41,846
Shares Issued for Reinvested Dividends	298	5,420	630	12,817
Shares Redeemed	(1,505)	(27,162)	(4,882)	(89,613)
Net Increase (Decrease)	48	1,293	(2,283)	(34,950)
Class R6
Shares Sold	459	$ 8,497	1,613	$ 33,198
Shares Issued for Reinvested Dividends	964	17,523	1,262	25,541
Shares Redeemed	(2,142)	(39,676)	(809)	(15,832)
Net Increase (Decrease)	(719)	(13,656)	2,066	42,907
Class Y
Shares Sold	24,162	$ 443,890	101,456	$ 2,062,628
Shares Issued for Reinvested Dividends	12,716	231,394	22,971	469,601
Shares Redeemed	(50,350)	(918,765)	(215,043)	(4,159,689)
Net Increase (Decrease)	(13,472)	(243,481)	(90,616)	(1,627,460)
Class F
Shares Sold	377,066	$ 6,775,211	438,937	$ 8,577,843
Shares Issued for Reinvested Dividends	200,716	3,569,844	304,398	6,053,888
Shares Redeemed	(1,083,585)	(19,478,064)	(871,075)	(16,925,617)
Net Increase (Decrease)	(505,803)	(9,133,009)	(127,740)	(2,293,886)
Total Net Increase (Decrease)	(3,373,156)	$ (60,870,415)	(2,984,790)	$ (55,295,893)
Real Asset Fund (Consolidated)
Class A
Shares Sold	597,855	$ 5,201,924	2,388,242	$ 21,471,762
Shares Issued for Reinvested Dividends	176,640	1,483,779	353,847	3,195,670
Shares Redeemed	(1,312,697)	(11,386,542)	(922,608)	(8,053,174)
Net Increase (Decrease)	(538,202)	(4,700,839)	1,819,481	16,614,258
Class C
Shares Sold	100,012	$ 854,451	276,210	$ 2,435,591
Shares Issued for Reinvested Dividends	15,930	130,465	12,011	106,616
Shares Redeemed	(169,427)	(1,414,591)	(86,391)	(748,815)
Net Increase (Decrease)	(53,485)	(429,675)	201,830	1,793,392
Class I
Shares Sold	889,222	$ 7,678,022	6,633,387	$ 60,816,833
Shares Issued for Reinvested Dividends	272,655	2,290,305	442,351	3,992,196
Shares Redeemed	(4,299,859)	(37,265,331)	(2,666,503)	(23,213,447)
Net Increase (Decrease)	(3,137,982)	(27,297,004)	4,409,235	41,595,582
151

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	3,300	$ 28,495	1,582	$ 13,652
Shares Issued for Reinvested Dividends	610	5,159	2,150	19,581
Shares Redeemed	(13)	(112)	(2,260)	(21,346)
Net Increase (Decrease)	3,897	33,542	1,472	11,887
Class R4
Shares Sold	—	$ —	1,292	$ 11,873
Shares Issued for Reinvested Dividends	120	1,013	25	229
Shares Redeemed	—	—	(1)	(6)
Net Increase (Decrease)	120	1,013	1,316	12,096
Class R5
Shares Sold	10,011	$ 86,451	7,691	$ 68,883
Shares Issued for Reinvested Dividends	1,562	13,008	6,146	54,965
Shares Redeemed	(8,250)	(71,672)	(11,289)	(100,148)
Net Increase (Decrease)	3,323	27,787	2,548	23,700
Class R6(1)
Shares Sold	1,137	$ 9,873	1,098	$ 10,000
Shares Issued for Reinvested Dividends	53	444	—	—
Shares Redeemed	(141)	(1,224)	—	—
Net Increase (Decrease)	1,049	9,093	1,098	10,000
Class Y
Shares Sold	2,174,078	$ 18,810,023	2,792,901	$ 27,180,427
Shares Issued for Reinvested Dividends	260,389	2,184,666	1,246,869	11,225,823
Shares Redeemed	(3,110,251)	(27,363,866)	(4,255,301)	(38,032,576)
Net Increase (Decrease)	(675,784)	(6,369,177)	(215,531)	373,674
Class F
Shares Sold	3,279,436	$ 28,648,444	2,830,628	$ 25,462,819
Shares Issued for Reinvested Dividends	188,135	1,580,330	63,627	573,023
Shares Redeemed	(3,198,534)	(27,517,569)	(518,191)	(4,425,401)
Net Increase (Decrease)	269,037	2,711,205	2,376,064	21,610,441
Total Net Increase (Decrease)	(4,128,027)	$ (36,014,055)	8,597,513	$ 82,045,030

(1)	Class R6 of the Real Asset Fund commenced operations on February 28, 2022.
13.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 2, 2023. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2022 through March 2, 2023, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2023, none of the Funds had borrowings under these facilities.
14.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Recent Accounting Pronouncement:
In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU"), ASU 2020-04, which provides guidance to account for certain contract modifications prospectively to ease the potential burden in accounting associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. The ASU is effective upon release of the update on March 12, 2020
152

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2023

through December 31, 2022. In March 2021, the administrator for LIBOR had announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. LIBOR publication ceased as of June 30, 2023. In December 2022, the FASB issued ASU 2022-06, which extends the sunset date established by ASU 2020-04 from December 31, 2022 to December 31, 2024 in order to capture the time period in which the aforementioned contract modifications may occur. Management is continuing to evaluate the potential effect a discontinuation of LIBOR could have on the Funds' investments and has determined that it is unlikely the ASU's adoption will have a material impact on the Funds' financial statements.
16.	Regulatory Update:
The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating the impact of these rule and form amendment changes.
17.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
153

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, Hartford Multi-Asset Income Fund and Hartford Real Asset Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2023, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name
The Hartford Balanced Income Fund (1)
Hartford AARP Balanced Retirement Fund (1)
The Hartford Checks and Balances Fund (1)
The Hartford Conservative Allocation Fund (1)
The Hartford Growth Allocation Fund (1)
Hartford Moderate Allocation Fund (1)
Hartford Multi-Asset Income Fund (1)
Hartford Real Asset Fund (2)

(1)	Statements of assets and liabilities, including the schedules of investments, as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, and financial highlights for each of the four years in the period ended October 31, 2023.
(2)	Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, and the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2023, and the consolidated financial highlights for each of the four years or period in the period ended October 31, 2023.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
154

Hartford Multi-Strategy Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held June 13-14, 2023, HFMC provided an annual written report to the Board covering the period from June 30, 2022 through April 30, 2023 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund. During the Reporting Period, each Fund paid redemptions and settled security transactions in cash and on time without requiring any borrowing under the line of credit or the interfund lending program. In addition, there were no reportable breaches of the liquidity risk management parameters.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
155

Hartford Multi-Strategy Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2023. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
156

Hartford Multi-Strategy Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTOR
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company and resumed her position as Treasurer from January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
157

Hartford Multi-Strategy Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of the Company. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until the Director's retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director's resignation, removal, or death prior to the Director's retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
158

Hartford Multi-Strategy Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
159

Hartford Multi-Strategy Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
Hartford AARP Balanced Retirement Fund
The Hartford Balanced Income Fund
The Hartford Checks and Balances Fund
The Hartford Conservative Allocation Fund
Hartford Real Asset Fund
The Hartford Growth Allocation Fund
Hartford Moderate Allocation Fund
Hartford Multi-Asset Income Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on September 6-7, 2023, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of the Funds, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of its series (the “Management Agreement”); and (ii) with respect to each of the Hartford AARP Balanced Retirement Fund, The Hartford Balanced Income Fund, Hartford Real Asset Fund, and Hartford Multi-Asset Income Fund (each, a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between HFMC and Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).
In the months preceding the September 6-7, 2023 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 13-14, 2023 and September 6-7, 2023. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 13-14, 2023 and September 6-7, 2023 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 10-11, 2023 concerning Fund-by-Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of an appropriate group of investment companies selected by Broadridge. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, if any, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 6, 2023 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 6, 2023 and June 13-14, 2023 meetings, the Independent Directors presented HFMC and
160

Hartford Multi-Strategy Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

its affiliates with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the September 6-7, 2023 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser for the Sub-Advised Funds. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board noted that HFMC directly manages the investment portfolios for The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund (collectively, the “Allocation Funds”), which do not employ a sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds,semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and re-assess, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Sub-Advised Funds subject to oversight by HFMC, and HFMC, which provides the day-to-day portfolio management services for the Allocation Funds, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to environmental, social and/or governance (ESG) investing, to the extent applicable. With respect to the Hartford Real Asset Fund, the Board also considered the Sub-adviser’s flexibility in implementing the inflation hedge
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

overlay in the current inflation environment. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds and HFMC’s oversight of these practices.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are either an exchange-traded fund or a closed-end fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. The Board also noted that, for the Hartford AARP Balanced Retirement Fund and Hartford Multi-Asset Income Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For each of these Funds, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions.  The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds and the Sub-adviser’s overall capabilities to manage the Sub-Advised Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of investment managers to other fund complexes. In connection with these considerations, the Board took into account that the Hartford AARP Balanced Retirement Fund does not pay a management fee for the portion of the Fund’s assets invested in investment companies for which HFMC or its affiliates serve as investment manager. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered
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representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.
The Board considered that the Consultant had previously reviewed the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant previously reported that such process is reasonable, sound and consistent with common industry practice. The Board noted that HFMC’s process for calculating and reporting Fund profitability is consistent with the process previously reviewed by the Consultant.
Based on these considerations, the Board concluded that the profits realized by HFMC and its affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Sub-Advised Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Sub-Advised Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s fees and expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
The Board also considered that the management fees paid by The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund are for services provided in addition to, and are not duplicative of, services provided under the investment management agreement(s) of the underlying funds in which these Allocation Funds may invest.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception, and making additional investments intended to enhance services available to shareholders are other
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of the Hartford AARP Balanced Retirement Fund and Hartford Real Asset Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund’s performance, the Board considered the Fund’s performance relative to similarly managed funds and the Fund’s performance relative to its benchmark. In particular, the Board considered the Fund’s performance of its Class A shares (net of all fees and expenses), as of March 31, 2023, and compared that performance to the Fund’s peer universe, which includes all funds within the same classification or category, as determined by Broadridge. The Board considered the Fund’s performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund’s performance relative to its benchmark, the Board considered the Fund’s performance of its Class I shares (net of all fees and expenses) as of March 31, 2023. The Board considered Fund performance to be “in line with” a Fund’s benchmark where it was 50 basis points above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund’s contractual management fee, actual management fee, and total operating expenses of its Class A shares, as compared to the Fund’s expense peer group, which includes a group of similarly sized funds selected by Broadridge.
Hartford AARP Balanced Retirement Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period.
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Hartford Multi-Strategy Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 1st quintile of its expense group. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Balanced Income Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses were in the 1st quintile.
The Hartford Checks and Balances Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.
•	The Board noted that the Fund’s total expenses were in the 2nd quintile of its expense group and that the Fund is not directly charged a management fee by HFMC.
The Hartford Conservative Allocation Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1-year period, above its benchmark for the 3-year period, and below its benchmark for the 5-year period.
•	The Board noted that the Fund’s total expenses were in the 3rd quintile of its expense group. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
Hartford Real Asset Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses were in the 4th quintile. The Board also noted that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund.
The Hartford Growth Allocation Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.
•	The Board noted that the Fund’s total expenses were in the 3rd quintile of its expense group.
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Hartford Multi-Strategy Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Moderate Allocation Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.
•	The Board noted that the Fund’s total expenses were in the 2nd quintile of its expense group.
Hartford Multi-Asset Income Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board noted the Fund’s performance was above its custom blended benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group and its total expenses were in the 4th quintile.
  *  *  *   *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
166

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information.
We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2023), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2023

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-MS23    12/23     Printed in the U.S.A.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$1,100,079 for the fiscal year ended October 31, 2023; $893,485 for the fiscal year ended October 31, 2022.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended October 31, 2023; $0 for the fiscal year ended October 31, 2022.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$162,926 for the fiscal year ended October 31, 2023; $158,612 for the fiscal year ended October 31, 2022. Tax-related services were principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$2,758 for the fiscal year ended October 31, 2023; $2,997 for the fiscal year ended October 31, 2022. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e) (1)

The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a)	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b)

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c)

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d)

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e) (2)

One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2023, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $165,684 for the fiscal year ended October 31, 2023; $161,609 for the fiscal year ended October 31, 2022.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $121,199 for the fiscal year ended October 31, 2023 and $120,925 for the fiscal year ended October 31, 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: January 2, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 2, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 2, 2024	By:	/s/ Ankit Puri
Ankit Puri
Treasurer
(Principal Financial Officer and Principal Accounting Officer)